UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

THE HARTFORD BALANCED FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Balanced Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term total return.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Balanced A#	11.60%	11.55%	6.49%
Balanced A##	5.46%	10.29%	5.89%
Balanced B#	10.64%	10.61%	5.79%*
Balanced B##	5.64%	10.34%	5.79%*
Balanced C#	10.82%	10.76%	5.73%
Balanced C##	9.82%	10.76%	5.73%
Balanced R3#	11.32%	11.29%	6.40%
Balanced R4#	11.67%	11.63%	6.64%
Balanced R5#	12.02%	11.97%	6.90%
Balanced Y#	12.08%	12.04%	6.97%
Balanced Fund Blended Index	11.74%	11.67%	6.89%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.09%	1.58%
Barclays Government/Credit Bond Index	4.21%	4.43%	4.61%
S&P 500 Index	17.27%	16.69%	8.20%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Balanced Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Balanced Class A	1.18%	1.21%
Balanced Class B	2.04%	2.27%
Balanced Class C	1.89%	1.89%
Balanced Class R3	1.40%	1.51%
Balanced Class R4	1.10%	1.15%
Balanced Class R5	0.80%	0.86%
Balanced Class Y	0.74%	0.74%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Karen H. Grimes, CFA	John C. Keogh
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Fund returned 11.60%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s custom benchmark (60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index), which returned 11.74% for the same period. The Fund outperformed the 8.98% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents. For the same period, the S&P 500 Index returned 17.27%, the Barclays Government/Credit Bond Index returned 4.21%, and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.05%.

Why did the Fund perform this way?

The S&P 500 Index surged during the period (+17%), despite bouts of significant volatility. After finishing its best year since 1997, the S&P 500 Index began 2014 with its worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites in February. The rally continued in May amid renewed signs of life in the housing market and the best payroll gain in more than two years. However, a pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August as investors were emboldened by encouraging economic data, headlined by better-than-expected Gross Domestic Product (GDP) growth and signs that the housing recovery still had legs. In September, U.S. equities retreated for just the third month this year. Despite solid manufacturing and consumer confidence readings, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks finished a volatile October at an all-time high on the heels of a positive earnings season and generally solid economic data. Returns varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks. Within the S&P 500 Index, Healthcare (+30%), Information Technology (+26%), and Utilities (+22%) posted the largest gains, while the Energy (+4%), Telecommunication Services (+5%), and Consumer Discretionary (+9%) sectors lagged on a relative basis.

The bond market, as measured by the Barclays Government/Credit Bond Index, returned 4.21% during the period. Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and the Fed leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely

3

The Hartford Balanced Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

suggested the economy was on a sustainable growth path. Second quarter GDP rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion of the Fund underperformed the S&P 500 Index, while the fixed income portion performed in line with the Barclays Government/Credit Bond Index. Asset allocation contributed positively to the custom benchmark-relative results as the Fund was overweight equities relative to this benchmark in an environment where equities outperformed.

Equity underperformance versus the S&P 500 Index was driven primarily by security selection within the Information Technology, Energy, and Consumer Discretionary sectors. An overweight to and security selection in Healthcare and an underweight to Telecommunications Services contributed to benchmark-relative performance.

During the period, stocks that detracted the most from relative returns in the equity portion of the Fund included Academy CoInvest (Consumer Discretionary), Apple (Information Technology) and BG Group (Energy). Our private placement position in Academy CoInvest, a U.S.-based apparel, fitness, and recreational products retailer, declined during the period driven by a change in the fair-value price derived from key comparable companies, a group that experienced declining earnings in aggregate. Academy CoInvest has been a positive absolute contributor since inception of the position. Shares of Apple, a maker of an interconnected ecosystem of computing and mobile devices, rose after the company posted better-than-expected quarterly earnings and gave solid guidance for the fourth quarter; our underweight relative to the benchmark detracted. Shares of BG Group, a UK-based natural gas company, fell short of consensus expectations as upstream operating profits fell as production declined due to a slide in crude oil prices which reverberated through the oil and gas industry. Academy, Ford Motor (Consumer Discretionary), and BG Group detracted most from absolute results during the period.

Top contributors to relative performance in the equity portion of the Fund during the period were Vertex Pharmaceuticals (Healthcare), Covidien (Healthcare) and Amazon.com (Consumer Discretionary). Shares of Vertex Pharmaceuticals, a biotechnology firm with a focus on cancer and neurodegenerative diseases, rose as the company launched its product to treat cystic fibrosis patients, which we believe puts the company in a good position to grow its platform in this treatment area. Covidien, a U.S.-based medical products, manufacturing and distribution company, outperformed over the period after medical device giant Medtronic agreed to acquire Covidien for a mix of cash and stock. Covidien also reported solid third quarter results as it continues to grow its key business segments. Not owning Amazon.com, a U.S.-based global e-commerce retailer, contributed to S&P 500 Index-relative results as the company has experienced three consecutive quarterly losses amid investor concerns that it is overstretched as it attempts to move into niche markets. The Fund’s holdings in Microsoft (Information Technology), and Wells Fargo (Financials) contributed on an absolute basis.

The fixed income portion of the Fund performed roughly in line with the Barclays Government/Credit Bond Index during the period. An out-of-benchmark allocation to agency pass-through mortgages contributed the most to benchmark-relative results. Security selection within investment grade corporates also contributed to relative results, particularly within industrials and financials. Non corporate investment grade credit detracted from relative results driven by sovereigns and local agencies.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe U.S. fundamentals remain supportive of moderate growth, but acknowledge some risks have increased since the start of the year including geopolitical risks, such as continued conflicts in the Middle East, tougher Russian sanctions, and the cyber-security attacks.

The Healthcare and Consumer Staples sectors represented our largest sector overweight and underweight, respectively, at the end of the period.

On the fixed income side, we ended the period with a moderately positive risk posture, continuing to favor financial issuers within investment grade credit. We continued to hold an out-of-benchmark allocation, relative to the Fund’s custom benchmark, to agency mortgage backed securities. At the end of the period, the Fund’s equity exposure was at 69% compared to 60% in the Fund’s custom benchmark and at the upper end of the Fund’s 50-70% range.

4

The Hartford Balanced Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Credit Exposure

as of October 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	2.9%
Aa/ AA	15.1
A	4.4
Baa/ BBB	4.6
Ba/ BB	0.2
Non-Debt Securities and Other Short-Term Instruments	72.7
Other Assets and Liabilities	0.1
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type

as of October 31, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	68.8%
Total	68.8%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.3%
Corporate Bonds	9.7
Foreign Government Obligations	0.1
Municipal Bonds	0.9
U.S. Government Agencies	2.6
U.S. Government Securities	13.6
Total	27.2%
Short-Term Investments	3.9
Other Assets and Liabilities	0.1
Total	100.0%

5

The Hartford Balanced Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 68.8%
	Automobiles and Components - 0.5%
269	Ford Motor Co.	$3,787

	Banks - 3.9%
107	BB&T Corp.	4,046
101	PNC Financial Services Group, Inc.	8,708
288	Wells Fargo & Co.	15,279
		28,033
	Capital Goods - 4.6%
62	3M Co.	9,519
92	Eaton Corp. plc	6,285
92	Fortune Brands Home & Security, Inc.	3,970
93	Ingersoll-Rand plc	5,830
38	PACCAR, Inc.	2,495
46	United Technologies Corp.	4,890
		32,989
	Consumer Durables and Apparel - 0.5%
34	PVH Corp.	3,934

	Diversified Financials - 6.7%
36	Ameriprise Financial, Inc.	4,593
23	BlackRock, Inc.	7,709
165	Citigroup, Inc.	8,816
30	Goldman Sachs Group, Inc.	5,738
165	Invesco Ltd.	6,661
247	JP Morgan Chase & Co.	14,933
		48,450
	Energy - 6.0%
65	Anadarko Petroleum Corp.	5,938
230	BG Group plc	3,830
58	Chevron Corp.	6,969
45	EOG Resources, Inc.	4,277
97	Exxon Mobil Corp.	9,420
106	Halliburton Co.	5,834
53	Occidental Petroleum Corp.	4,704
69	Southwestern Energy Co. ●	2,240
		43,212
	Food and Staples Retailing - 1.1%
89	CVS Health Corp.	7,663

	Food, Beverage and Tobacco - 3.3%
32	Anheuser-Busch InBev N.V. ADR	3,585
35	Diageo plc ADR	4,176
62	Kraft Foods Group, Inc.	3,481
113	Mondelez International, Inc.	3,991
48	Philip Morris International, Inc.	4,273
119	Unilever N.V. NY Shares ADR	4,617
		24,123
	Health Care Equipment and Services - 3.3%
64	Baxter International, Inc.	4,503
99	Covidien plc	9,133
55	Medtronic, Inc.	3,742
68	UnitedHealth Group, Inc.	6,480
		23,858
	Insurance - 2.3%
107	American International Group, Inc.	5,705
162	Marsh & McLennan Cos., Inc.	8,797
74	Unum Group	2,465
		16,967
	Materials - 1.9%
119	Dow Chemical Co.	5,879
98	International Paper Co.	4,945
60	Nucor Corp.	3,238
		14,062
	Media - 2.9%
76	CBS Corp. Class B	4,131
107	Comcast Corp. Class A	5,945
112	Thomson Reuters Corp.	4,165
76	Walt Disney Co.	6,936
		21,177
	Pharmaceuticals, Biotechnology and Life Sciences - 10.6%
74	Agilent Technologies, Inc.	4,074
44	Amgen, Inc.	7,103
79	AstraZeneca plc ADR	5,755
155	Bristol-Myers Squibb Co.	8,996
61	Celgene Corp. ●	6,575
69	Gilead Sciences, Inc. ●	7,683
28	Johnson & Johnson	2,986
223	Merck & Co., Inc.	12,938
20	Roche Holding AG	6,036
90	UCB S.A.	7,220
50	Vertex Pharmaceuticals, Inc. ●	5,576
55	Zoetis, Inc.	2,055
		76,997
	Retailing - 3.0%
2,007	Allstar Co. ⌂●†	1,703
10	AutoZone, Inc. ●	5,369
75	Home Depot, Inc.	7,314
67	Nordstrom, Inc.	4,865
32	Tory Burch LLC ⌂●†	2,123
		21,374
	Semiconductors and Semiconductor Equipment - 3.6%
115	Analog Devices, Inc.	5,682
276	Intel Corp.	9,370
277	Maxim Integrated Products, Inc.	8,124
65	Xilinx, Inc.	2,882
		26,058
	Software and Services - 6.6%
78	Accenture plc	6,287
95	eBay, Inc. ●	4,993
18	Google, Inc. Class C ●	9,895
300	Microsoft Corp.	14,104
139	Oracle Corp.	5,428
282	Symantec Corp.	7,007
		47,714
	Technology Hardware and Equipment - 5.5%
145	Apple, Inc.	15,703
487	Cisco Systems, Inc.	11,912
281	EMC Corp.	8,085
50	Qualcomm, Inc.	3,957
		39,657
	Telecommunication Services - 0.4%
56	Verizon Communications, Inc.	2,820

	Transportation - 0.9%
41	FedEx Corp.	6,780

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 68.8% - (continued)
	Utilities - 1.2%
85	NextEra Energy, Inc.	$8,489

	Total Common Stocks
	(Cost $337,315)	$498,144

Asset and Commercial Mortgage Backed Securities - 0.3%
	Finance and Insurance - 0.3%
	Ally Master Owner Trust
$900	1.54%, 09/15/2019	$900
	Hilton USA Trust
345	2.66%, 11/05/2030 ■	347
	Santander Drive Automotive Receivables Trust
85	2.33%, 11/15/2019	85
140	2.57%, 03/15/2019	142
	SBA Tower Trust
310	2.90%, 10/15/2044 ■Δ	311
	Westlake Automobile Receivables Trust
360	0.97%, 10/16/2017 ■	360
		2,145

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $2,143)	$2,145

Corporate Bonds - 9.7%
	Accommodation and Food Services - 0.0%
	Sysco Corp.
$85	3.00%, 10/02/2021	$86
50	3.50%, 10/02/2024	51
		137
	Air Transportation - 0.2%
	Continental Airlines, Inc.
623	5.98%, 04/19/2022	689
	Southwest Airlines Co.
400	5.75%, 12/15/2016	436
514	6.15%, 08/01/2022	590
		1,715
	Arts, Entertainment and Recreation - 0.5%
	21st Century Fox America
180	4.00%, 10/01/2023	188
	British Sky Broadcasting Group plc
220	3.75%, 09/16/2024 ■	221
	Comcast Corp.
1,000	5.90%, 03/15/2016	1,070
150	6.40%, 05/15/2038	192
	DirecTV Holdings LLC
545	4.45%, 04/01/2024	569
	Discovery Communications, Inc.
55	3.25%, 04/01/2023	54
	News America, Inc.
220	4.50%, 02/15/2021	240
	Time Warner Cable, Inc.
780	5.85%, 05/01/2017	862
80	6.55%, 05/01/2037	101
60	7.30%, 07/01/2038	82
	Viacom, Inc.
145	3.88%, 12/15/2021	150
		3,729
	Beverage and Tobacco Product Manufacturing - 0.4%
	Altria Group, Inc.
330	4.50%, 05/02/2043	320
420	4.75%, 05/05/2021	463
	Anheuser-Busch InBev Worldwide, Inc.
610	7.75%, 01/15/2019	740
	BAT International Finance plc
565	3.25%, 06/07/2022 ■	567
	Coca-Cola Femsa S.A.B. de C.V.
222	2.38%, 11/26/2018	224
250	3.88%, 11/26/2023	260
	Molson Coors Brewing Co.
12	2.00%, 05/01/2017	12
180	3.50%, 05/01/2022	181
85	5.00%, 05/01/2042	88
	Philip Morris International, Inc.
300	2.63%, 03/06/2023	291
		3,146
	Chemical Manufacturing - 0.0%
	Monsanto Co.
65	4.70%, 07/15/2064	67

	Computer and Electronic Product Manufacturing - 0.1%
	Apple, Inc.
300	2.85%, 05/06/2021	304
270	3.45%, 05/06/2024	278
35	4.45%, 05/06/2044	37
	EMC Corp.
366	1.88%, 06/01/2018	364
		983
	Couriers and Messengers - 0.1%
	FedEx Corp.
50	2.63%, 08/01/2022	49
80	2.70%, 04/15/2023	77
180	4.90%, 01/15/2034	197
300	5.10%, 01/15/2044	330
		653
	Finance and Insurance - 4.7%
	ACE INA Holdings, Inc.
185	3.35%, 05/15/2024	186
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,348
	American International Group, Inc.
180	4.13%, 02/15/2024	190
	American Tower Corp.
225	3.45%, 09/15/2021	220
	AvalonBay Communities, Inc.
150	3.63%, 10/01/2020	156
	Bank of America Corp.
750	4.20%, 08/26/2024	756
560	5.00%, 05/13/2021	620
1,200	5.42%, 03/15/2017	1,299
	Barclays Bank plc
200	2.50%, 02/20/2019	202
350	3.75%, 05/15/2024	354
150	6.05%, 12/04/2017 ■	166
	BNP Paribas
425	2.40%, 12/12/2018	428
65	3.25%, 03/03/2023	65

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 9.7% - (continued)
	Finance and Insurance - 4.7% - (continued)
	BP Capital Markets plc
$25	3.99%, 09/26/2023	$26
575	4.75%, 03/10/2019	634
	BPCE S.A.
375	2.50%, 12/10/2018	377
250	4.00%, 04/15/2024	258
200	5.15%, 07/21/2024 ■	206
	Brandywine Operating Partnership L.P.
350	5.70%, 05/01/2017	381
	Capital One Bank
345	2.15%, 11/21/2018	344
	Capital One Financial Corp.
445	2.15%, 03/23/2015	448
615	3.75%, 04/24/2024	623
	Caterpillar Financial Services Corp.
400	3.30%, 06/09/2024	402
	CDP Financial, Inc.
575	4.40%, 11/25/2019 ■	636
	Citigroup, Inc.
255	2.50%, 07/29/2019	256
300	4.95%, 11/07/2043	328
140	5.30%, 05/06/2044	149
550	5.85%, 08/02/2016	593
300	6.13%, 05/15/2018	341
105	8.13%, 07/15/2039	158
	Credit Agricole S.A.
405	2.50%, 04/15/2019 ■	408
	Credit Suisse New York
250	2.30%, 05/28/2019	250
335	3.63%, 09/09/2024	336
	Discover Financial Services
645	6.45%, 06/12/2017	720
	Eaton Vance Corp.
99	6.50%, 10/02/2017	112
	Five Corners Funding Trust
315	4.42%, 11/15/2023 ■	333
	Ford Motor Credit Co. LLC
615	2.38%, 03/12/2019	614
	General Electric Capital Corp.
400	3.10%, 01/09/2023	401
800	4.63%, 01/07/2021	892
925	5.88%, 01/14/2038	1,135
	Goldman Sachs Group, Inc.
655	2.38%, 01/22/2018	661
275	3.63%, 01/22/2023	276
250	3.70%, 08/01/2015	256
595	5.63%, 01/15/2017	645
470	6.25%, 02/01/2041	582
	HCP, Inc.
335	6.00%, 01/30/2017	370
	HSBC Holdings plc
650	6.10%, 01/14/2042	841
	ING Bank N.V.
900	3.75%, 03/07/2017 ■	948
	JP Morgan Chase & Co.
650	3.25%, 09/23/2022	651
180	3.38%, 05/01/2023	176
475	3.70%, 01/20/2015	478
230	5.40%, 01/06/2042	267
100	6.30%, 04/23/2019	116
	Korea Development Bank
550	2.50%, 03/11/2020	548
	Liberty Mutual Group, Inc.
100	4.25%, 06/15/2023 ■	103
	Loews Corp.
165	2.63%, 05/15/2023	157
	Merrill Lynch & Co., Inc.
300	6.40%, 08/28/2017	338
	MetLife, Inc.
60	1.90%, 12/15/2017	61
525	3.60%, 04/10/2024	535
235	4.88%, 11/13/2043	255
	Morgan Stanley
425	2.50%, 01/24/2019	428
200	3.70%, 10/23/2024	200
550	5.75%, 01/25/2021	631
	National City Corp.
125	6.88%, 05/15/2019	148
	Nissan Motor Acceptance Corp.
700	1.80%, 03/15/2018 ■	700
	Nordea Bank AB
330	3.70%, 11/13/2014 ■	330
	Prudential Financial, Inc.
200	3.50%, 05/15/2024	201
300	4.50%, 11/15/2020	326
	Rabobank Nederland
750	3.20%, 03/11/2015 ■	757
	Republic New York Capital I
250	7.75%, 11/15/2026	252
	Scentre Group
345	2.38%, 11/05/2019 ■☼	344
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	1,210
	State Grid Overseas Investment
380	2.75%, 05/07/2019 ■	383
	Synchrony Financial
75	3.00%, 08/15/2019	76
	Teachers Insurance & Annuity Association of America
100	4.90%, 09/15/2044 ■	106
	U.S. Bancorp
165	3.70%, 01/30/2024	172
	Wachovia Corp.
100	5.75%, 06/15/2017	111
	Wellpoint, Inc.
81	3.30%, 01/15/2023	80
	Wells Fargo & Co.
1,794	4.48%, 01/16/2024	1,899
		33,969
	Food Manufacturing - 0.2%
	ConAgra Foods, Inc.
50	1.90%, 01/25/2018	50
	Kraft Foods Group, Inc.
145	2.25%, 06/05/2017	148
90	3.50%, 06/06/2022	92
	Mondelez International, Inc.
700	4.13%, 02/09/2016	728
	Tyson Foods, Inc.
65	2.65%, 08/15/2019	66
		1,084

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 9.7% - (continued)
	Health Care and Social Assistance - 0.7%
	Actavis Funding SCS
$250	4.85%, 06/15/2044 ■	$236
	Bayer Finance LLC
375	3.00%, 10/08/2021 ■	377
	Catholic Health Initiatives
155	2.60%, 08/01/2018	158
	Celgene Corp.
55	2.25%, 05/15/2019	55
125	3.63%, 05/15/2024	126
	CVS Caremark Corp.
470	4.00%, 12/05/2023	495
	Dignity Health
35	2.64%, 11/01/2019	35
80	3.81%, 11/01/2024	82
	Eli Lilly & Co.
215	4.65%, 06/15/2044	232
	Express Scripts Holding Co.
315	2.25%, 06/15/2019	313
460	3.50%, 06/15/2024	456
	Forest Laboratories, Inc.
60	4.88%, 02/15/2021 ■	64
	Gilead Sciences, Inc.
195	3.70%, 04/01/2024	200
	GlaxoSmithKline Capital, Inc.
460	2.80%, 03/18/2023	452
	Kaiser Foundation Hospitals
60	3.50%, 04/01/2022	61
115	4.88%, 04/01/2042	128
	McKesson Corp.
25	2.85%, 03/15/2023	24
205	3.80%, 03/15/2024	208
	Medtronic, Inc.
65	3.63%, 03/15/2024	66
	Merck & Co., Inc.
315	2.80%, 05/18/2023	312
125	4.15%, 05/18/2043	130
	Novartis Capital Corp.
550	3.40%, 05/06/2024	565
	Zoetis, Inc.
30	3.25%, 02/01/2023	30
35	4.70%, 02/01/2043	36
		4,841
	Information - 0.6%
	America Movil S.A.B. de C.V.
250	3.13%, 07/16/2022	246
	AT&T, Inc.
25	5.35%, 09/01/2040	27
105	5.55%, 08/15/2041	115
175	6.55%, 02/15/2039	217
	Orange S.A.
650	4.13%, 09/14/2021	687
	Verizon Communications, Inc.
45	3.45%, 03/15/2021	46
490	3.50%, 11/01/2021	500
880	4.50%, 09/15/2020	955
130	4.75%, 11/01/2041	131
1,180	6.40%, 09/15/2033	1,437
		4,361
	Machinery Manufacturing - 0.1%
	Caterpillar, Inc.
170	3.40%, 05/15/2024	174
100	4.30%, 05/15/2044	103
	Hutchison Whampoa International Ltd.
200	3.63%, 10/31/2024 ■	198
		475
	Mining - 0.1%
	BHP Billiton Finance USA Ltd.
335	3.85%, 09/30/2023	351
	Rio Tinto Finance USA Ltd.
365	3.75%, 09/20/2021	380
		731
	Miscellaneous Manufacturing - 0.0%
	United Technologies Corp.
65	3.10%, 06/01/2022	66

	Motor Vehicle and Parts Manufacturing - 0.1%
	Daimler Finance NA LLC
1,000	2.63%, 09/15/2016 ■	1,029

	Other Services - 0.0%
	Illinois Tool Works, Inc.
165	3.50%, 03/01/2024	170

	Petroleum and Coal Products Manufacturing - 0.4%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,308
	Gazprom Neft OAO via GPN Capital S.A.
200	4.38%, 09/19/2022 ■	177
	Schlumberger Investment S.A.
330	3.65%, 12/01/2023	345
	Shell International Finance B.V.
200	4.38%, 03/25/2020	221
	Statoil ASA
310	2.90%, 11/08/2020	318
	Total Capital S.A.
325	2.70%, 01/25/2023	316
		2,685
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
1,000	6.95%, 01/15/2038	1,167

	Real Estate, Rental and Leasing - 0.1%
	ERAC USA Finance Co.
140	2.35%, 10/15/2019 ■	139
70	2.75%, 03/15/2017 ■	72
510	4.50%, 08/16/2021 ■	555
250	5.63%, 03/15/2042 ■	285
		1,051
	Retail Trade - 0.3%
	Amazon.com, Inc.
285	2.50%, 11/29/2022	267
	AutoZone, Inc.
200	3.13%, 07/15/2023	195
355	3.70%, 04/15/2022	363
	Home Depot, Inc.
75	4.40%, 03/15/2045	79
	Kroger (The) Co.
125	3.30%, 01/15/2021	127
230	4.00%, 02/01/2024	239

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 9.7% - (continued)
	Retail Trade - 0.3% - (continued)
	Lowe's Cos., Inc.
$600	4.63%, 04/15/2020	$668
		1,938
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Procter & Gamble Co.
1,457	9.36%, 01/01/2021	1,817

	Utilities - 0.6%
	Consolidated Edison Co. of NY
655	5.30%, 12/01/2016	714
	Electricitie De France
525	4.88%, 01/22/2044 ■	559
525	5.63%, 01/22/2024 ■♠	556
	Indianapolis Power and Light
750	6.60%, 06/01/2037 ■	1,024
	NiSource Finance Corp.
70	4.80%, 02/15/2044	74
	Pacific Gas & Electric Co.
135	3.85%, 11/15/2023	142
85	5.13%, 11/15/2043	96
	Southern California Edison Co.
750	5.55%, 01/15/2037	921
		4,086
	Wholesale Trade - 0.0%
	Heineken N.V.
245	2.75%, 04/01/2023 ■	234
10	4.00%, 10/01/2042 ■	9
		243
	Total Corporate Bonds
	(Cost $65,689)	$70,143

Foreign Government Obligations - 0.1%
	Mexico - 0.1%
	Mexico (United Mexican States)
$372	3.50%, 01/21/2021	$383

	Total Foreign Government Obligations
	(Cost $370)	$383

Municipal Bonds - 0.9%
	General Obligations - 0.2%
	California State GO, Taxable,
$250	7.55%, 04/01/2039	$375
	Chicago, IL, Metropolitan Water Reclamation GO,
130	5.72%, 12/01/2038	162
	Illinois State GO,
150	5.10%, 06/01/2033	147
	Los Angeles, CA, USD GO,
800	5.75%, 07/01/2034	987
		1,671
	Health Care/Services - 0.1%
	University of California,
100	6.55%, 05/15/2048	132
	University of California, Regents MedCenter Pooled Rev,
375	6.58%, 05/15/2049	494
		626
	Higher Education (Univ., Dorms, etc.) - 0.1%
	University of California, Build America Bonds Rev,
370	5.77%, 05/15/2043	454

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Sales Tax Rev,
425	6.00%, 12/01/2044	558

	Transportation - 0.4%
	Bay Area, CA, Toll Auth Bridge Rev,
650	6.26%, 04/01/2049	894
	Illinois State Toll Highway Auth, Taxable Rev,
350	6.18%, 01/01/2034	442
	Maryland State Transportation Auth,
255	5.89%, 07/01/2043	326
	New York & New Jersey PA,
185	5.86%, 12/01/2024	230
115	6.04%, 12/01/2029	145
	North Texas Tollway Auth Rev,
730	6.72%, 01/01/2049	1,015
		3,052
	Utilities - Combined - 0.0%
	Utility Debt Securitization Auth, New York,
100	3.44%, 12/15/2025	104

	Utilities - Electric - 0.0%
	Municipal Elec Auth Georgia,
150	6.64%, 04/01/2057	191

	Total Municipal Bonds
	(Cost $5,326)	$6,656

U.S. Government Agencies - 2.6%
	FHLMC - 0.4%
$68	4.00%, 03/01/2041	$73
2,815	4.50%, 08/01/2033 - 11/01/2043	3,057
		3,130
	FNMA - 1.9%
12,387	4.50%, 04/01/2039 - 06/01/2044	13,448

	GNMA - 0.3%
436	6.00%, 11/20/2023 - 09/15/2034	494
591	6.50%, 04/15/2026 - 02/15/2035	675
628	7.00%, 11/15/2031 - 11/15/2033	743
137	8.00%, 12/15/2029 - 02/15/2031	149
		2,061
	Total U.S. Government Agencies
	(Cost $18,212)	$18,639

U.S. Government Securities - 13.6%
Other Direct Federal Obligations - 0.9%
	FFC - 0.9%
$5,000	9.80%, 04/06/2018	$6,423

The accompanying notes are an integral part of these financial statements.

10

The Hartford Balanced Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. Government Securities - 13.6% - (continued)
U.S. Treasury Securities - 12.7%
	U.S. Treasury Bonds - 1.9%
$865	2.75%, 11/15/2042		$813
5,420	2.88%, 05/15/2043		5,218
3,988	3.13%, 02/15/2043 - 08/15/2044		4,035
1,850	3.38%, 05/15/2044		1,963
1,400	6.00%, 02/15/2026 ‡		1,890
			13,919
	U.S. Treasury Notes - 10.8%
490	0.25%, 11/30/2015		491
4,350	0.38%, 06/30/2015 - 05/31/2016 □		4,354
15,000	0.50%, 08/31/2016		15,021
1,500	0.63%, 05/31/2017		1,494
534	0.88%, 01/31/2017		537
9,300	1.00%, 09/30/2016 - 05/31/2018		9,321
1,525	1.25%, 11/30/2018		1,516
9,400	1.38%, 09/30/2018		9,413
5,000	1.50%, 06/30/2016		5,091
8,280	1.63%, 07/31/2019		8,300
9,745	1.75%, 09/30/2019		9,810
2,365	2.38%, 08/15/2024		2,374
1,850	2.75%, 02/15/2024		1,921
955	3.50%, 05/15/2020		1,043
1,950	3.88%, 05/15/2018		2,131
5,200	4.50%, 05/15/2017		5,688
			78,505
			92,424
	Total U.S. Government Securities
	(Cost $95,670)		$98,847

	Total Long-Term Investments
	(Cost $524,725)		$694,957

Short-Term Investments - 3.9%
Repurchase Agreements - 3.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $82, collateralized by U.S. Treasury Note 1.50%, 2019, value of $83)
$81	0.08%, 10/31/2014		$81
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $1,389, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $1,417)
1,389	0.09%, 10/31/2014		1,389
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $373,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $381)
373	0.08%, 10/31/2014		373
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,265, collateralized by FHLMC 2.00% - 5.50%,
2022 - 2034, FNMA 2.00% - 4.50%, 2024 -
2039, GNMA 3.00%, 2043, U.S. Treasury Note
	4.63%, 2017, value of $1,290)
1,265	0.10%, 10/31/2014		1,265
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$4,766, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury Note
	1.63% - 2.13%, 2015 - 2019, value of $4,861)
4,766	0.08%, 10/31/2014		4,766
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $5,478, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$5,587)
5,478	0.09%, 10/31/2014		5,478
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $316, collateralized by U.S. Treasury Note 0.88%, 2017, value of $323)
316	0.13%, 10/31/2014		316
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $465, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $475)
465	0.07%, 10/31/2014		465
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$4,904, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 1.38%
	- 4.25%, 2015 - 2022, value of $5,002)
4,904	0.08%, 10/31/2014		4,904
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$9,503, collateralized by FHLMC 3.00% - 4.00%,
2026 - 2044, FNMA 2.50% - 5.00%, 2025 -
2044, U.S. Treasury Bond 3.50% - 6.50%, 2026
- 2041, U.S. Treasury Note 1.75% - 2.88%, 2018
	- 2019, value of $9,693)
9,503	0.10%, 10/31/2014		9,503
			28,540
	Total Short-Term Investments
	(Cost $28,540)		$28,540

	Total Investments
	(Cost $553,265) ▲	99.9%	$723,497
	Other Assets and Liabilities	0.1%	811
	Total Net Assets	100.0%	$724,308

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $556,241 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$172,827
Unrealized Depreciation	(5,571)
Net Unrealized Appreciation	$167,256

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $3,826, which represents 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $12,740, which represents 1.8% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	2,007	Allstar Co.	$873
11/2013	32	Tory Burch LLC	2,539

At October 31, 2014, the aggregate value of these securities was $3,826, which represents 0.5% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $343 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

□	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Balanced Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 10-Year Note Future	31	12/19/2014	$3,880	$3,917	$37	$—	$—	$(8)

*	The number of contracts does not omit 000's.

TBA Sale Commitments Outstanding at October 31, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA, 4.50%	$4,100	11/15/2044	$4,443	$(11)

At October 31, 2014, the aggregate market value of these securities represents 0.6% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

Other Abbreviations:
ADR	American Depositary Receipt
FFC	Federal Financing Corp.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$2,145	$—	$2,145	$—
Common Stocks ‡	498,144	477,232	17,086	3,826
Corporate Bonds	70,143	—	68,864	1,279
Foreign Government Obligations	383	—	383	—
Municipal Bonds	6,656	—	6,656	—
U.S. Government Agencies	18,639	—	18,639	—
U.S. Government Securities	98,847	4,216	94,631	—
Short-Term Investments	28,540	—	28,540	—
Total	$723,497	$481,448	$236,944	$5,105
Futures *	$37	$37	$—	$—
Total	$37	$37	$—	$—
Liabilities:
TBA Sale Commitments	$4,443	$—	$4,443	$—
Total	$4,443	$—	$4,443	$—

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2014
Assets:
Common Stocks	$3,849	$140	$(2,205	)*	$—	$2,539	$(497)	$—	$—	$3,826
Corporate Bonds	1,323	—	7	†	—	—	(51)	—	—	1,279
Total	$5,172	$140	$(2,198)		$—	$2,539	$(548)	$—	$—	$5,105

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(2,090).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $7.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Balanced Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $553,265)	$723,497
Cash	4
Receivables:
Investment securities sold	16,215
Fund shares sold	623
Dividends and interest	2,017
Other assets	52
Total assets	742,408
Liabilities:
TBA sale commitments, at market value (proceeds $4,432)	4,443
Payables:
Investment securities purchased	12,696
Fund shares redeemed	651
Investment management fees	92
Administrative fees	—
Distribution fees	53
Variation margin on financial derivative instruments	8
Accrued expenses	155
Other liabilities	2
Total liabilities	18,100
Net assets	$724,308
Summary of Net Assets:
Capital stock and paid-in-capital	$689,588
Undistributed net investment income	597
Accumulated net realized loss	(136,127)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	170,250
Net assets	$724,308

Shares authorized	910,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.54/$21.74
Shares outstanding	28,489
Net assets	$585,217
Class B: Net asset value per share	$20.42
Shares outstanding	423
Net assets	$8,635
Class C: Net asset value per share	$20.54
Shares outstanding	6,171
Net assets	$126,773
Class R3: Net asset value per share	$20.75
Shares outstanding	29
Net assets	$593
Class R4: Net asset value per share	$20.78
Shares outstanding	38
Net assets	$786
Class R5: Net asset value per share	$20.80
Shares outstanding	8
Net assets	$157
Class Y: Net asset value per share	$20.82
Shares outstanding	103
Net assets	$2,147

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$10,518
Interest	5,816
Less: Foreign tax withheld	(135)
Total investment income	16,199

Expenses:
Investment management fees	4,661
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	1,039
Class B	55
Class C	138
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	1,412
Class B	104
Class C	1,152
Class R3	3
Class R4	2
Custodian fees	7
Accounting services fees	125
Registration and filing fees	138
Board of Directors' fees	19
Audit fees	24
Other expenses	129
Total expenses (before waivers and fees paid indirectly)	9,010
Expense waivers	(1)
Transfer agent fee waivers	(24)
Commission recapture	—
Total waivers and fees paid indirectly	(25)
Total expenses, net	8,985
Net Investment Income	7,214
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	38,398
Net realized loss on TBA sale transactions	(216)
Net realized loss on futures contracts	(47)
Net realized gain on swap contracts	37
Net realized gain on foreign currency contracts	15
Net realized loss on other foreign currency transactions	(6)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	38,181
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	29,620
Net unrealized depreciation of TBA sale commitments	(7)
Net unrealized appreciation of futures contracts	37
Net unrealized depreciation of swap contracts	(9)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(11)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	29,630
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	67,811
Net Increase in Net Assets Resulting from Operations	$75,025

The accompanying notes are an integral part of these financial statements.

16

The Hartford Balanced Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$7,214	$6,862
Net realized gain on investments, other financial instruments and foreign currency transactions	38,181	25,722
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	29,630	64,392
Net Increase in Net Assets Resulting from Operations	75,025	96,976
Distributions to Shareholders:
From net investment income
Class A	(6,596)	(6,295)
Class B	(25)	(45)
Class C	(590)	(477)
Class R3	(6)	(5)
Class R4	(8)	(18)
Class R5	(2)	(2)
Class Y	(33)	(31)
Total distributions	(7,260)	(6,873)
Capital Share Transactions:
Class A	(12,446)	(15,316)
Class B	(4,619)	(5,676)
Class C	15,371	9,097
Class R3	(106)	192
Class R4	190	(1,120)
Class R5	3	—
Class Y	(29)	(118)
Net decrease from capital share transactions	(1,636)	(12,941)
Net Increase in Net Assets	66,129	77,162
Net Assets:
Beginning of period	658,179	581,017
End of period	$724,308	$658,179
Undistributed (distributions in excess of) net investment income	$597	$430

The accompanying notes are an integral part of these financial statements.

17

The Hartford Balanced Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Balanced Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

18

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include

19

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

20

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the

21

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open TBA commitments as of October 31, 2014, which may be a part of dollar roll transactions.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security,

22

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

23

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads

24

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swap contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Variation margin payable *	$8	$—	$—	$—	$—	$—	$8
Total	$8	$—	$—	$—	$—	$—	$8

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $37 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$(47)	$—	$—	$—	$—	$—	$(47)
Net realized gain on swap contracts	—	—	37	—	—	—	37
Net realized gain on foreign currency contracts	—	15	—	—	—	—	15
Total	$(47)	$15	$37	$—	$—	$—	$5

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$37	$—	$—	$—	$—	$—	$37
Net change in unrealized depreciation of swap contracts	—	—	(9)	—	—	—	(9)
Total	$37	$—	$(9)	$—	$—	$—	$28

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

25

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Futures contracts - variation margin payable	$8	$—	$(85)	$—	$—
Total subject to a master netting or similar arrangement	$8	$—	$(85)	$—	$—

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The

26

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$7,260	$6,873

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$597
Accumulated Capital and Other Losses*	(133,113)
Unrealized Appreciation†	167,236
Total Accumulated Earnings	$34,720

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$213
Accumulated Net Realized Gain (Loss)	(213)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire

27

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$133,113
Total	$133,113

During the year ended October 31, 2014, the Fund utilized $40,031 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

28

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.40%	1.10%	0.80%	NA

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.17%
Class B	2.04
Class C	1.86
Class R3	1.40
Class R4	1.10
Class R5	0.80
Class Y	0.74

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $883 and contingent deferred sales charges of $11 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on

29

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class R5	99%	—	%*

*	Percentage rounds to zero.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$253,686	$85,649	$339,335
Sales Proceeds	267,120	85,562	352,682

30

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	2,893	325	(3,860)	(642)	3,048	354	(4,345)	(943)
Amount	$56,723	$6,415	$(75,584)	$(12,446)	$53,386	$6,101	$(74,803)	$(15,316)
Class B
Shares	25	1	(263)	(237)	80	3	(414)	(331)
Amount	$471	$25	$(5,115)	$(4,619)	$1,391	$44	$(7,111)	$(5,676)
Class C
Shares	1,499	28	(737)	790	1,176	26	(701)	501
Amount	$29,311	$559	$(14,499)	$15,371	$20,822	$454	$(12,179)	$9,097
Class R3
Shares	8	—	(13)	(5)	12	—	(1)	11
Amount	$142	$6	$(254)	$(106)	$213	$5	$(26)	$192
Class R4
Shares	12	—	(2)	10	19	1	(82)	(62)
Amount	$234	$7	$(51)	$190	$320	$17	$(1,457)	$(1,120)
Class R5
Shares	—	1	—	1	—	—	—	—
Amount	$1	$2	$—	$3	$—	$2	$(2)	$—
Class Y
Shares	15	2	(19)	(2)	15	2	(23)	(6)
Amount	$298	$33	$(360)	$(29)	$259	$31	$(408)	$(118)
Total
Shares	4,452	357	(4,894)	(85)	4,350	386	(5,566)	(830)
Amount	$87,180	$7,047	$(95,863)	$(1,636)	$76,391	$6,654	$(95,986)	$(12,941)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	117	$2,300
For the Year Ended October 31, 2013	157	$2,711

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on

31

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

32

The Hartford Balanced Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$18.62	$0.23	$1.92	$2.15	$(0.23)	$–	$(0.23)	$20.54	11.60%	$585,217	1.17%	1.17%	1.17%
B	18.50	0.06	1.91	1.97	(0.05)	–	(0.05)	20.42	10.64	8,635	2.27	2.04	0.33
C	18.63	0.09	1.92	2.01	(0.10)	–	(0.10)	20.54	10.82	126,773	1.86	1.86	0.47
R3	18.81	0.18	1.94	2.12	(0.18)	–	(0.18)	20.75	11.32	593	1.50	1.40	0.93
R4	18.83	0.24	1.95	2.19	(0.24)	–	(0.24)	20.78	11.67	786	1.16	1.10	1.22
R5	18.85	0.30	1.95	2.25	(0.30)	–	(0.30)	20.80	12.02	157	0.86	0.80	1.53
Y	18.87	0.32	1.95	2.27	(0.32)	–	(0.32)	20.82	12.08	2,147	0.74	0.74	1.59

For the Year Ended October 31, 2013
A	$16.06	$0.22	$2.56	$2.78	$(0.22)	$–	$(0.22)	$18.62	17.40%	$542,452	1.21%	1.18%	1.24%
B	15.94	0.07	2.54	2.61	(0.05)	–	(0.05)	18.50	16.43	12,206	2.27	2.04	0.42
C	16.07	0.09	2.57	2.66	(0.10)	–	(0.10)	18.63	16.58	100,230	1.89	1.89	0.52
R3	16.23	0.17	2.59	2.76	(0.18)	–	(0.18)	18.81	17.11	641	1.51	1.40	0.98
R4	16.23	0.24	2.59	2.83	(0.23)	–	(0.23)	18.83	17.55	531	1.15	1.10	1.35
R5	16.26	0.28	2.59	2.87	(0.28)	–	(0.28)	18.85	17.81	140	0.86	0.80	1.62
Y	16.27	0.30	2.59	2.89	(0.29)	–	(0.29)	18.87	17.92	1,979	0.74	0.74	1.69

For the Year Ended October 31, 2012 (D)
A	$14.63	$0.22	$1.44	$1.66	$(0.23)	$–	$(0.23)	$16.06	11.42%	$483,041	1.24%	1.18%	1.40%
B	14.51	0.09	1.42	1.51	(0.08)	–	(0.08)	15.94	10.43	15,803	2.24	2.05	0.55
C	14.64	0.10	1.45	1.55	(0.12)	–	(0.12)	16.07	10.60	78,414	1.92	1.92	0.67
R3	14.78	0.18	1.47	1.65	(0.20)	–	(0.20)	16.23	11.22	378	1.56	1.40	1.17
R4	14.79	0.24	1.44	1.68	(0.24)	–	(0.24)	16.23	11.44	1,456	1.16	1.10	1.59
R5	14.81	0.28	1.46	1.74	(0.29)	–	(0.29)	16.26	11.84	121	0.88	0.80	1.78
Y	14.82	0.29	1.46	1.75	(0.30)	–	(0.30)	16.27	11.89	1,804	0.75	0.75	1.83

For the Year Ended October 31, 2011
A	$14.23	$0.18	$0.40	$0.58	$(0.18)	$–	$(0.18)	$14.63	4.10%	$488,193	1.23%	1.18%	1.20%
B	14.10	0.05	0.41	0.46	(0.05)	–	(0.05)	14.51	3.24	28,334	2.15	2.03	0.34
C	14.24	0.07	0.41	0.48	(0.08)	–	(0.08)	14.64	3.33	78,642	1.90	1.90	0.47
R3	14.38	0.15	0.41	0.56	(0.16)	–	(0.16)	14.78	3.87	228	1.52	1.40	0.98
R4	14.39	0.19	0.41	0.60	(0.20)	–	(0.20)	14.79	4.18	4,788	1.14	1.10	1.29
R5	14.40	0.24	0.41	0.65	(0.24)	–	(0.24)	14.81	4.52	107	0.85	0.80	1.58
Y	14.41	0.25	0.41	0.66	(0.25)	–	(0.25)	14.82	4.60	1,763	0.74	0.74	1.64

See Portfolio Turnover information on the next page.

33

The Hartford Balanced Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2010 (D)
A	$12.67	$0.17	$1.55	$1.72	$(0.16)	$–	$(0.16)	$14.23	13.64%	$554,735	1.23%	1.18%	1.21%
B	12.54	0.06	1.53	1.59	(0.03)	–	(0.03)	14.10	12.72	48,096	2.13	2.03	0.38
C	12.67	0.07	1.56	1.63	(0.06)	–	(0.06)	14.24	12.89	92,526	1.90	1.90	0.49
R3	12.81	0.13	1.58	1.71	(0.14)	–	(0.14)	14.38	13.38	153	1.55	1.42	0.91
R4	12.81	0.18	1.57	1.75	(0.17)	–	(0.17)	14.39	13.72	1,420	1.13	1.12	1.28
R5	12.82	0.21	1.58	1.79	(0.21)	–	(0.21)	14.40	14.06	102	0.85	0.81	1.51
Y	12.83	0.23	1.57	1.80	(0.22)	–	(0.22)	14.41	14.14	1,685	0.73	0.73	1.66

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	39%
For the Year Ended October 31, 2013	27
For the Year Ended October 31, 2012	29
For the Year Ended October 31, 2011	43
For the Year Ended October 31, 2010	62

34

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota December 18, 2014

35

The Hartford Balanced Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

36

The Hartford Balanced Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

37

The Hartford Balanced Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38

The Hartford Balanced Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

39

The Hartford Balanced Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,053.80	$6.02	$1,000.00	$1,019.34	$5.92	1.16%	184	365
Class B	$1,000.00	$1,049.60	$10.47	$1,000.00	$1,014.99	$10.30	2.03	184	365
Class C	$1,000.00	$1,050.30	$9.58	$1,000.00	$1,015.86	$9.42	1.85	184	365
Class R3	$1,000.00	$1,052.50	$7.24	$1,000.00	$1,018.15	$7.12	1.40	184	365
Class R4	$1,000.00	$1,054.50	$5.70	$1,000.00	$1,019.66	$5.60	1.10	184	365
Class R5	$1,000.00	$1,055.50	$4.15	$1,000.00	$1,021.17	$4.08	0.80	184	365
Class Y	$1,000.00	$1,056.30	$3.83	$1,000.00	$1,021.48	$3.77	0.74	184	365

40

The Hartford Balanced Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Balanced Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

41

The Hartford Balanced Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its blended custom benchmark for the 1-year period, below its blended custom benchmark for the 3-year period and in line with its blended custom benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

42

The Hartford Balanced Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

43

The Hartford Balanced Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

44

The Hartford Balanced Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

45

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

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b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-B14 12/14 113290-4 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD BALANCED INCOME FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Balanced Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Income Fund inception 07/31/2006
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.

Performance Overview 7/31/06 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	Since Inception▲
Balanced Income A#	9.19%	11.39%	7.66%
Balanced Income A##	3.18%	10.14%	6.92%
Balanced Income B#	9.25%	10.95%	7.08%*
Balanced Income B##	4.25%	10.69%	7.08%*
Balanced Income C#	8.39%	10.56%	6.86%
Balanced Income C##	7.39%	10.56%	6.86%
Balanced Income I#	9.47%	11.65%	7.81%
Balanced Income R3#	8.90%	11.17%	7.68%
Balanced Income R4#	9.19%	11.46%	7.85%
Balanced Income R5#	9.44%	11.71%	7.99%
Balanced Income Y#	9.55%	11.87%	8.09%
Balanced Income Fund Blended Index	10.88%	11.43%	7.03%
Barclays Corporate Index	6.29%	6.48%	6.45%
Barclays U.S. Corporate High Yield 2% Issuer Cap Index	5.82%	10.38%	8.93%
JP Morgan Emerging Markets Bond Index Plus	7.19%	7.92%	7.94%
Russell 1000 Value Index	16.46%	16.49%	6.54%

▲	Inception: 07/31/2006
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Balanced Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% JP Morgan Emerging Markets Bond Index Plus and 5.5% Barclays U.S. Corporate High-Yield Bond 2% Issuer Cap Index.

Barclays Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index is the 2% issuer cap component of the Barclays U.S. High Yield Index, which is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

JP Morgan Emerging Markets Bond Index Plus (EMBI+) is JP Morgan's most liquid U.S. dollar emerging market debt benchmark, and tracks total returns for actively traded external debt instruments in emerging markets. Included in the EMBI+ are U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Income Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Income Class A	0.99%	0.99%
Balanced Income Class B	1.74%	1.85%
Balanced Income Class C	1.72%	1.72%
Balanced Income Class I	0.73%	0.73%
Balanced Income Class R3	1.24%	1.33%
Balanced Income Class R4	0.94%	1.03%
Balanced Income Class R5	0.69%	0.73%
Balanced Income Class Y	0.63%	0.63%

*	As shown in the Fund's prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014. Net expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014 and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated November 7, 2014, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this annual report is as of October 31, 2014 and does not reflect any changes made to the total annual fund operating expense table in the November 7, 2014 prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Lucius T. Hill, III	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

Scott I. St. John, CFA	Karen H. Grimes, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Income Fund returned 9.19%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s custom benchmark (45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index, and 5.5% JP Morgan Emerging Markets Bond Index Plus) which returned 10.88% for the same period. However, the Fund outperformed the 6.93% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents. For the same period, the Barclays Corporate Index returned 6.29%, the Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index returned 5.82%, the JP Morgan Emerging Markets Bond Index Plus returned 7.19% and the Russell 1000 Value Index returned 16.46%.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued on in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor Gross Domestic Product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank (ECB) and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. Despite these positives, many market participants found ample reason to reassess their risk appetites (i.e., reduce risks), given the strong performance in recent years. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality.

The period was also highlighted by a divergence in central bank policies. The ECB cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank

3

The Hartford Balanced Income Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and the Fed leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter GDP rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates. The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit sectors posted positive absolute returns and outperformed government bonds as credit spreads tightened.

The Fund underperformed its custom benchmark due to weak security selection in the equity portion of the Fund; this more than offset strong relative results against the Barclays Corporate Index in the fixed income portion of the Fund and the benefit of being overweight equities during the period. Among the top detractors from relative returns in the equity portion of the Fund were Eaton Corp (Industrials), Mattel (Consumer Discretionary), and Schneider Electric (Industrials). Shares of Eaton Corp, a global diversified electric equipment manufacturer, fell during the period due to slower global growth, which led to lowered forward guidance by the company’s management team. Shares of Mattel, a worldwide leader in the design, manufacture, and marketing of toys and family products, fell due to slow sales growth. We believe the company is struggling to adapt to children moving away from traditional toys in favor of electronic products at a younger age. Shares of Schneider Electric, an electrical equipment manufacturer, declined during the period on disappointing earnings and low organic growth. Occidental Petroleum (Energy) and Plum Creek Timber (Financials) were also top detractors from absolute returns for the period.

Among the top contributors to relative returns in the equity portion of the Fund were Microsoft (Information Technology), Merck (Healthcare), and AstraZeneca (Healthcare). Shares of Microsoft, the world’s largest software company, rose during the period as their technology advantage has finally begun to improve. Shares of Merck, a U.S.-based global pharmaceutical company, rose during the period due to positive results for their new hepatitis C drug, along with continued expansion of their immuno-oncology drug testing and research scope. Shares of AstraZeneca, a UK-based multinational pharmaceutical company, outperformed after Pfizer attempted to renew negotiations on a possible merger. Although the merger did not come to fruition, AstraZeneca reported Q2 results in July that were well ahead of expectations though most of this upside was generated by more one-time items with the underlying performance in-line with our estimates/thesis. Wells Fargo (Financials) was also a top contributor to absolute returns for the period.

The fixed income component of the Fund outperformed the Barclays Corporate Index for the period due primarily to strong security selection within investment grade credit. Security selection within high yield credit and emerging market debt also contributed to relative outperformance compared to the Barclays Corporate Index. The Fund’s yield curve positioning detracted during the period due primarily to an underweight to the 20-year portion of the curve, as long-term rates came down during the period. Modest exposure to high yield index derivatives contributed slightly to relative performance during the period.

Asset allocation between equities and fixed income contributed positively to relative results during the period due to an underweight to fixed income and an overweight to equities in an environment where equities outperformed the broad fixed income markets.

Derivatives are not used in a significant manner in this Fund and did not have an impact on performance during the period.

What is the outlook?

We believe U.S. fundamentals remain supportive of moderate growth, but acknowledge some risks have increased since the start of the year including continued conflicts in the Middle East, potential terrorist threats, Ebola worries, tougher Russian sanctions, and the highly publicized cyber-security attacks. Based on bottom-up stock decisions in the equity portion of the Fund, we ended the period most overweight Consumer Staples, Healthcare, and Telecommunication Services. Our largest equity underweights at the end of the period were Financials, Consumer Discretionary, and Energy relative to the Russell 1000 Value Index. On the fixed income side we ended the period with a moderately positive risk posture, continuing to favor financial issuers within investment grade credit. At the end of the period we were overweight high yield and held an out-of-benchmark allocation to non-agency Mortgage-Backed Securities relative to the Barclays Corporate Index.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a bias towards equities relative to its custom benchmark.

4

The Hartford Balanced Income Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Credit Exposure

as of October 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	0.2%
Aa/ AA	1.7
A	10.2
Baa/ BBB	28.3
Ba/ BB	3.8
B	3.2
Caa/ CCC or Lower	2.9
Not Rated	0.5
Non-Debt Securities and Other Short-Term Instruments	49.0
Other Assets and Liabilities	0.2
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type
as of October 31, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	46.3%
Preferred Stocks	0.1
Total	46.4%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.7%
Corporate Bonds	43.3
Foreign Government Obligations	5.2
Municipal Bonds	0.3
Senior Floating Rate Interests	0.2
U.S. Government Securities	0.1
Total	50.8%
Short-Term Investments	2.6
Other Assets and Liabilities	0.2
Total	100.0%

5

The Hartford Balanced Income Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 46.3%
	Banks - 5.1%
745	BB&T Corp.	$28,239
591	M&T Bank Corp.	72,200
702	National Bank of Canada	32,831
702	US Bancorp	29,901
2,137	Wells Fargo & Co.	113,430
		276,601
	Capital Goods - 3.7%
168	Caterpillar, Inc.	17,057
949	Eaton Corp. plc	64,873
2,555	General Electric Co.	65,934
125	Lockheed Martin Corp.	23,880
403	Schneider Electric S.A.	31,771
		203,515
	Commercial and Professional Services - 0.4%
401	Waste Management, Inc.	19,626

	Consumer Services - 0.7%
394	McDonald's Corp.	36,973

	Diversified Financials - 2.8%
191	BlackRock, Inc.	64,992
1,451	JP Morgan Chase & Co.	87,751
		152,743
	Energy - 5.5%
734	Chevron Corp.	88,096
452	ConocoPhillips Holding Co.	32,591
532	Enbridge, Inc.	25,191
908	Exxon Mobil Corp.	87,785
326	Occidental Petroleum Corp.	28,973
754	Royal Dutch Shell plc Class B	27,872
217	Suncor Energy, Inc.	7,709
		298,217
	Food and Staples Retailing - 0.5%
730	Sysco Corp.	28,132

	Food, Beverage and Tobacco - 4.1%
379	Altria Group, Inc.	18,309
451	British American Tobacco plc	25,535
349	Coca-Cola Co.	14,604
203	Diageo plc ADR	23,924
1,170	Kraft Foods Group, Inc.	65,920
129	PepsiCo, Inc.	12,445
430	Philip Morris International, Inc.	38,314
698	Unilever N.V. NY Shares ADR	27,040
		226,091
	Health Care Equipment and Services - 0.3%
265	Baxter International, Inc.	18,589

	Household and Personal Products - 0.9%
168	Kimberly-Clark Corp.	19,208
342	Procter & Gamble Co.	29,861
		49,069
	Insurance - 1.8%
292	ACE Ltd.	31,914
699	Marsh & McLennan Cos., Inc.	37,984
540	MetLife, Inc.	29,273
		99,171
	Materials - 1.5%
679	Dow Chemical Co.	33,551
349	E.I. DuPont de Nemours & Co.	24,135
395	Nucor Corp.	21,380
		79,066
	Media - 0.7%
524	Thomson Reuters Corp.	19,509
993	WPP plc	19,391
		38,900
	Pharmaceuticals, Biotechnology and Life Sciences - 7.2%
400	AstraZeneca plc ADR	29,181
507	Bristol-Myers Squibb Co.	29,497
491	Eli Lilly & Co.	32,581
918	Johnson & Johnson	98,939
1,561	Merck & Co., Inc.	90,430
2,215	Pfizer, Inc.	66,349
159	Roche Holding AG	46,887
		393,864
	Semiconductors and Semiconductor Equipment - 2.6%
954	Analog Devices, Inc.	47,361
1,820	Intel Corp.	61,914
636	Maxim Integrated Products, Inc.	18,666
313	Texas Instruments, Inc.	15,539
		143,480
	Software and Services - 1.9%
2,237	Microsoft Corp.	105,011

	Technology Hardware and Equipment - 0.8%
1,740	Cisco Systems, Inc.	42,580

	Telecommunication Services - 2.2%
677	BCE, Inc.	30,073
1,773	Verizon Communications, Inc.	89,095
		119,168
	Transportation - 0.5%
258	United Parcel Service, Inc. Class B	27,081

	Utilities - 3.1%
383	Duke Energy Corp.	31,439
3,003	National Grid plc	44,565
633	Northeast Utilities	31,235
772	UGI Corp.	29,110
890	Xcel Energy, Inc.	29,804
		166,153
	Total Common Stocks
	( Cost $2,072,906)	$2,524,030

Preferred Stocks - 0.1%
	Diversified Financials - 0.1%
—	Citigroup Capital XIII	$4
9	Discover Financial Services	223
77	GMAC Capital Trust I β	2,068
		2,295
	Insurance - 0.0%
45	Allstate (The) Corp.	1,116

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Preferred Stocks - 0.1% - (continued)
	Telecommunication Services - 0.0%
17	Intelsat S.A., 5.75% β	$894

	Total Preferred Stocks
	(Cost $4,341)	$4,305

Asset and Commercial Mortgage Backed Securities - 1.7%
	Finance and Insurance - 1.7%
	Adjustable Rate Mortgage Trust
$291	0.42%, 11/25/2035 Δ	$268
	American Home Mortgage Assets Trust
334	1.06%, 10/25/2046 Δ	243
	Asset Backed Funding Certificates
295	0.37%, 01/25/2037 Δ	185
	Banc of America Funding Corp.
1,933	0.39%, 02/20/2047 Δ	1,664
1,063	0.46%, 05/20/2047 Δ	867
1,124	5.77%, 05/25/2037	948
262	5.85%, 01/25/2037	212
	BCAP LLC Trust
537	0.32%, 01/25/2037 Δ	404
	Bear Stearns Adjustable Rate Mortgage Trust
861	2.26%, 08/25/2035 Δ	865
1,332	2.43%, 10/25/2035 Δ	1,310
592	4.99%, 06/25/2047 Δ	528
	Bear Stearns Alt-A Trust
2,470	0.47%, 08/25/2036 Δ	1,868
377	0.53%, 05/25/2036 Δ	276
1,573	0.63%, 02/25/2036 Δ	1,299
	Bear Stearns Commercial Mortgage Securities, Inc.
455	5.20%, 12/11/2038	487
525	5.54%, 09/11/2041 - 10/12/2041	559
	Capital One Multi-Asset Execution Trust
8,430	0.20%, 11/15/2019 ‡Δ	8,387
	Chase Mortgage Finance Corp.
585	5.50%, 11/25/2035	578
	CHL Mortgage Pass-Through Trust
2,499	0.49%, 03/25/2035 Δ	2,152
3,441	2.42%, 06/20/2035 Δ	3,303
743	2.66%, 04/25/2037 Δ	677
	Citigroup Mortgage Loan Trust, Inc.
676	2.44%, 07/25/2036 Δ	444
	Commercial Mortgage Pass-Through Certificates
815	4.40%, 07/10/2045 ■Δ	760
1,100	4.73%, 10/15/2045 ■Δ	1,086
1,130	4.93%, 11/15/2045 ■Δ	1,122
93	5.95%, 06/10/2046 Δ	99
	Community or Commercial Mortgage Trust
380	4.48%, 12/10/2045 ■Δ	374
	Countrywide Alternative Loan Trust
506	0.42%, 01/25/2036 Δ	450
291	0.47%, 11/25/2035 Δ	235
4,101	0.60%, 04/25/2037 Δ	2,746
859	0.65%, 12/25/2035 Δ	619
1,256	5.75%, 05/25/2036	1,069
763	6.00%, 12/25/2036	602
1,380	6.50%, 08/25/2037	998
	Countrywide Home Loans, Inc.
764	2.58%, 09/25/2047 Δ	680
330	2.73%, 04/20/2036 Δ	231
3,849	4.87%, 11/20/2035 Δ	3,452
1,328	5.75%, 08/25/2037	1,271
	CS First Boston Mortgage Securities Corp.
618	5.50%, 06/25/2035	590
	Deutsche Alt-A Securities, Inc. Mortgage
657	0.30%, 03/25/2037 Δ	449
	First Franklin Mortgage Loan Trust
1,602	0.39%, 04/25/2036 Δ	1,036
	First Horizon Alternative Mortgage Securities
735	2.21%, 04/25/2036 Δ	614
2,032	2.24%, 09/25/2035 Δ	1,775
	GMAC Mortgage Corp. Loan Trust
301	2.95%, 04/19/2036 Δ	265
	GS Mortgage Securities Trust
855	5.02%, 11/10/2045 ■Δ	839
1,000	5.03%, 04/10/2047 ■Δ	943
	GSAA Home Equity Trust
2,232	0.23%, 02/25/2037 Δ	1,215
1,340	0.24%, 12/25/2036 Δ	667
1,061	0.25%, 03/25/2037 Δ	550
857	0.38%, 04/25/2047 Δ	550
1,227	0.47%, 04/25/2047 Δ	791
1,555	5.98%, 06/25/2036	914
	GSR Mortgage Loan Trust
311	0.65%, 11/25/2035 Δ	230
2,313	2.74%, 01/25/2036 Δ	2,141
	Harborview Mortgage Loan Trust
420	0.35%, 01/19/2038 Δ	354
651	0.38%, 05/19/2047 Δ	255
2,624	0.40%, 12/19/2036 Δ	1,857
495	0.49%, 09/19/2035 Δ	382
549	0.51%, 01/19/2035 Δ	384
	Home Equity Loan Trust
2,100	0.31%, 04/25/2037 Δ	1,446
	IndyMac Index Mortgage Loan Trust
398	0.35%, 10/25/2036 Δ	341
444	0.39%, 07/25/2035 Δ	395
682	0.43%, 07/25/2035 Δ	582
236	0.44%, 01/25/2036 Δ	163
797	0.55%, 07/25/2046 Δ	391
348	2.46%, 01/25/2036 Δ	324
507	2.47%, 08/25/2035 Δ	407
550	2.55%, 09/25/2036 Δ	464
1,043	2.60%, 12/25/2036 Δ	912
653	4.54%, 02/25/2036 Δ	561
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,000	4.00%, 08/15/2046 ■	865
1,248	4.82%, 10/15/2045 ■Δ	1,238
264	5.47%, 04/15/2043 Δ	275
850	5.50%, 08/15/2046 ■Δ	897
	JP Morgan Mortgage Trust
349	2.55%, 04/25/2037 Δ	313
1,326	2.71%, 05/25/2036 Δ	1,196
	Lehman XS Trust
356	0.36%, 07/25/2046 Δ	282
1,423	0.39%, 06/25/2047 Δ	956
1,117	0.41%, 11/25/2035 Δ	788
482	1.00%, 09/25/2047 Δ	394

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 1.7% - (continued)
	Finance and Insurance - 1.7% - (continued)
	Luminent Mortgage Trust
$171	0.35%, 02/25/2046 Δ	$126
	Merrill Lynch Mortgage Investors Trust
402	2.52%, 07/25/2035 Δ	334
	Merrill Lynch Mortgage Trust
100	5.05%, 07/12/2038	102
	Morgan Stanley ABS Capital I
2,762	0.30%, 06/25/2036 Δ	2,025
	Morgan Stanley BAML Trust
960	4.50%, 08/15/2045 ■	732
	Morgan Stanley Capital I
73	5.23%, 09/15/2042	75
	Morgan Stanley Mortgage Loan Trust
3,379	0.32%, 05/25/2036 - 11/25/2036 Δ	1,701
752	2.59%, 05/25/2036 Δ	546
	RBSGC Mortage Pass Through Certificates
1,175	6.25%, 01/25/2037	1,102
	Residential Accredit Loans, Inc.
1,174	0.92%, 09/25/2046 Δ	788
1,309	1.41%, 11/25/2037 Δ	833
	Residential Asset Securitization Trust
479	0.60%, 03/25/2035 Δ	370
1,625	6.25%, 11/25/2036	1,220
	Residential Funding Mortgage Securities, Inc.
393	3.05%, 04/25/2037 Δ	343
1,317	6.00%, 07/25/2037	1,194
	Securitized Asset Backed Receivables LLC
1,037	0.24%, 07/25/2036 Δ	499
	Sequoia Mortgage Trust
820	0.43%, 01/20/2035 Δ	784
349	2.52%, 07/20/2037 Δ	285
	Springleaf Funding Trust
525	2.41%, 12/15/2022 ■	526
	Springleaf Mortgage Loan Trust
225	2.31%, 06/25/2058 ■	220
	Structured Adjustable Rate Mortgage Loan Trust
1,241	0.34%, 07/25/2037 Δ	911
796	0.45%, 09/25/2034 Δ	707
	Structured Asset Mortgage Investments, Inc.
1,283	0.38%, 02/25/2036 Δ	1,046
398	0.43%, 02/25/2036 Δ	319
	UBS-Barclays Commercial Mortgage Trust
605	4.23%, 03/10/2046 ■Δ	504
	WaMu Mortgage Pass-Through Certificates
1,910	1.10%, 07/25/2046 Δ	1,625
	Washington Mutual, Inc.
540	0.94%, 12/25/2046 Δ	443
	Wells Fargo Commercial Mortgage Trust
360	4.94%, 10/15/2045 ■Δ	359
	Wells Fargo Mortgage Backed Securities Trust
274	5.21%, 10/25/2035 Δ	271
	Westlake Automobile Receivables Trust
335	0.97%, 10/16/2017 ■	335
	WF-RBS Commercial Mortgage Trust
441	5.00%, 04/15/2045 ■	337
		93,971

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $91,445)	$93,971

Corporate Bonds - 43.3%
	Accommodation and Food Services - 0.1%
	Sysco Corp.
$2,425	2.35%, 10/02/2019	$2,440
2,160	4.50%, 10/02/2044	2,213
	Wynn Las Vegas LLC
130	5.38%, 03/15/2022	137
250	7.75%, 08/15/2020	269
260	7.88%, 05/01/2020	276
		5,335
	Administrative, Support, Waste Management and Remediation Services - 0.6%
	Casella Waste Systems, Inc.
635	7.75%, 02/15/2019	648
	Clean Harbors, Inc.
120	5.13%, 06/01/2021	122
150	5.25%, 08/01/2020	154
	Equinix, Inc.
45	4.88%, 04/01/2020	46
200	5.38%, 04/01/2023	206
570	7.00%, 07/15/2021	621
	Iron Mountain, Inc.
785	7.75%, 10/01/2019	844
525	8.38%, 08/15/2021	546
	Republic Services, Inc.
6,550	3.55%, 06/01/2022	6,716
9,221	5.00%, 03/01/2020	10,275
	ServiceMaster (The) Co.
2,403	7.00%, 08/15/2020	2,541
	Waste Management, Inc.
11,390	3.50%, 05/15/2024	11,462
300	7.38%, 05/15/2029	402
		34,583
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	Weyerhaeuser Co.
175	7.38%, 10/01/2019	212

	Air Transportation - 0.0%
	Continental Airlines, Inc.
9	6.90%, 04/19/2022	10

	Arts, Entertainment and Recreation - 2.3%
	21st Century Fox America
4,810	4.75%, 09/15/2044 ■	4,972
	AMC Entertainment, Inc.
1,840	9.75%, 12/01/2020	2,042
	British Sky Broadcasting Group plc
4,130	2.63%, 09/16/2019 ■	4,141
	BSKYB Finance UK plc
350	6.50%, 10/15/2035 ■	425
	CBS Corp.
7,065	4.90%, 08/15/2044	7,053

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.3% - (continued)
	Arts, Entertainment and Recreation - 2.3% - (continued)
	CCO Holdings LLC
$90	5.13%, 02/15/2023	$90
275	5.25%, 09/30/2022	277
395	5.75%, 09/01/2023	404
45	6.50%, 04/30/2021	48
500	6.63%, 01/31/2022	531
309	7.25%, 10/30/2017	322
575	7.38%, 06/01/2020	616
215	8.13%, 04/30/2020	228
	Cequel Communications Holdings I LLC
1,625	5.13%, 12/15/2021 ■	1,586
	Comcast Corp.
4,975	4.25%, 01/15/2033	5,073
2,725	4.75%, 03/01/2044	2,928
975	5.65%, 06/15/2035	1,169
4,825	5.70%, 05/15/2018 - 07/01/2019	5,523
1,250	6.40%, 05/15/2038	1,603
1,980	6.45%, 03/15/2037	2,547
4,200	6.95%, 08/15/2037	5,700
510	7.05%, 03/15/2033	696
	DirecTV Holdings LLC
2,300	2.40%, 03/15/2017	2,356
3,500	3.13%, 02/15/2016	3,596
400	6.38%, 03/01/2041	468
	Emdeon, Inc.
1,621	11.00%, 12/31/2019	1,797
	Gannett Co., Inc.
1,425	4.88%, 09/15/2021 ■	1,436
1,880	5.13%, 10/15/2019	1,955
235	5.50%, 09/15/2024 ■	243
700	6.38%, 10/15/2023	752
	GLP Capital L.P./Financing II, Inc.
200	4.88%, 11/01/2020	208
	Gray Television, Inc.
1,515	7.50%, 10/01/2020	1,585
	NBC Universal Enterprise
600	5.25%, 12/19/2049 ■	625
	NBC Universal Media LLC
1,350	5.95%, 04/01/2041	1,664
	NCR Corp.
430	4.63%, 02/15/2021	428
	News America, Inc.
4,925	3.00%, 09/15/2022	4,844
850	6.15%, 02/15/2041	1,047
2,450	6.90%, 03/01/2019	2,913
	Sirius XM Radio, Inc.
120	4.25%, 05/15/2020 ■	119
335	4.63%, 05/15/2023 ■	323
985	5.25%, 08/15/2022 ■	1,037
	Time Warner Cable, Inc.
2,700	4.00%, 09/01/2021	2,859
1,775	5.00%, 02/01/2020	1,987
4,425	5.88%, 11/15/2040	5,208
14,930	6.75%, 07/01/2018 - 06/15/2039	17,386
	Time Warner Entertainment Co., L.P.
95	8.38%, 03/15/2023	128
	Time Warner, Inc.
5,170	2.10%, 06/01/2019	5,095
600	4.00%, 01/15/2022	630
2,275	4.88%, 03/15/2020	2,507
7,145	5.35%, 12/15/2043	7,852
1,985	6.10%, 07/15/2040	2,350
1,010	7.63%, 04/15/2031	1,380
	Viacom, Inc.
1,404	4.38%, 03/15/2043	1,293
835	4.50%, 03/01/2021 - 02/27/2042	859
		124,904
	Beverage and Tobacco Product Manufacturing - 0.5%
	Altria Group, Inc.
3,800	2.85%, 08/09/2022	3,682
60	10.20%, 02/06/2039	103
	Anheuser-Busch InBev Worldwide, Inc.
2,000	4.63%, 02/01/2044	2,080
3,240	5.38%, 01/15/2020	3,679
500	8.20%, 01/15/2039	761
	Constellation Brands, Inc.
190	4.25%, 05/01/2023	191
585	6.00%, 05/01/2022	654
	Imperial Tobacco Finance plc
5,525	2.05%, 02/11/2018 ■	5,520
	Japan Tobacco, Inc.
1,335	2.10%, 07/23/2018 ■	1,353
	Molson Coors Brewing Co.
3,810	5.00%, 05/01/2042	3,955
	Philip Morris International, Inc.
3,085	3.60%, 11/15/2023	3,176
	Reynolds American, Inc.
1,345	3.25%, 11/01/2022	1,314
2,885	6.15%, 09/15/2043	3,364
		29,832
	Chemical Manufacturing - 0.4%
	Agrium, Inc.
1,650	3.15%, 10/01/2022	1,613
	CF Industries Holdings, Inc.
1,235	3.45%, 06/01/2023	1,219
3,000	5.15%, 03/15/2034	3,194
3,885	5.38%, 03/15/2044	4,132
	Hexion Specialty Chemicals
245	8.88%, 02/01/2018	242
	Hexion U.S. Finance Corp.
725	6.63%, 04/15/2020	725
	Ineos Group Holdings plc
1,125	5.88%, 02/15/2019 ■	1,123
3,650	6.13%, 08/15/2018 ■	3,682
	Monsanto Co.
145	2.75%, 07/15/2021	144
3,720	3.38%, 07/15/2024	3,736
		19,810
	Computer and Electronic Product Manufacturing - 1.0%
	Alcatel-Lucent USA, Inc.
1,550	6.75%, 11/15/2020 ■	1,596
	Apple, Inc.
10,925	2.85%, 05/06/2021 ‡	11,089
1,500	4.45%, 05/06/2044	1,570
	CDW Escrow Corp.
1,963	8.50%, 04/01/2019	2,081

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.3% - (continued)
	Computer and Electronic Product Manufacturing - 1.0% - (continued)
	CDW LLC / CDW Finance Corp.
$2,740	6.00%, 08/15/2022	$2,891
	Cisco Systems, Inc.
4,395	2.13%, 03/01/2019	4,412
	EMC Corp.
7,280	1.88%, 06/01/2018	7,237
	Freescale Semiconductor, Inc.
2,730	6.00%, 01/15/2022 ■	2,798
72	8.05%, 02/01/2020	76
44	10.75%, 08/01/2020	48
	Hewlett-Packard Co.
320	1.17%, 01/14/2019 Δ	319
5,400	2.75%, 01/14/2019	5,431
1,000	4.05%, 09/15/2022	1,025
635	4.30%, 06/01/2021	666
1,475	4.65%, 12/09/2021	1,583
	Lucent Technologies, Inc.
2,055	6.45%, 03/15/2029	1,978
315	6.50%, 01/15/2028	303
	Raytheon Co.
2,600	4.70%, 12/15/2041	2,876
1,250	4.88%, 10/15/2040	1,408
	Semiconductor Manufacturing International
225	4.13%, 10/07/2019 ■	226
	Thermo Fisher Scientific, Inc.
2,895	1.30%, 02/01/2017	2,892
	YMobile Corp.
75	8.25%, 04/01/2018 ■	79
		52,584
	Construction - 0.3%
	Aguila 3 S.A.
165	7.88%, 01/31/2018 ■	166
	K Hovnanian Enterprises, Inc.
785	7.00%, 01/15/2019 ■	766
900	8.00%, 11/01/2019 ■	900
1,110	9.13%, 11/15/2020 ■	1,204
	KB Home
340	4.75%, 05/15/2019	338
1,050	7.00%, 12/15/2021	1,124
520	7.50%, 09/15/2022	560
1,586	8.00%, 03/15/2020	1,768
	Lennar Corp.
1,480	4.75%, 12/15/2017 - 11/15/2022	1,519
95	5.60%, 05/31/2015	97
	M/I Homes, Inc.
180	3.00%, 03/01/2018 β	182
	MPH Acquisition Holdings LLC
1,410	6.63%, 04/01/2022 ■	1,475
	Paragon Offshore plc
2,100	6.75%, 07/15/2022 ■	1,601
	Ply Gem Industries, Inc.
2,140	6.50%, 02/01/2022	2,105
	Pulte Homes, Inc.
130	6.38%, 05/15/2033	130
	Ryland Group, Inc.
150	5.38%, 10/01/2022	147
	Toll Bros Finance Corp.
1,420	4.00%, 12/31/2018	1,438
		15,520
	Couriers and Messengers - 0.0%
	United Parcel Service, Inc.
1,540	2.45%, 10/01/2022	1,500

	Electrical Equipment and Appliance Manufacturing - 0.1%
	General Electric Co.
795	4.13%, 10/09/2042	802
4,000	4.50%, 03/11/2044	4,264
	Sensata Technologies B.V.
530	5.63%, 11/01/2024 ■	560
		5,626
	Fabricated Metal Product Manufacturing - 0.0%
	Ball Corp.
135	5.00%, 03/15/2022	141
240	5.75%, 05/15/2021	252
	Entegris, Inc.
1,385	6.00%, 04/01/2022 ■	1,409
	Masco Corp.
155	6.13%, 10/03/2016	166
25	6.50%, 08/15/2032	26
310	7.13%, 03/15/2020	354
160	7.75%, 08/01/2029	187
		2,535
	Finance and Insurance - 19.1%
	Abbey National Treasury Services plc
6,855	2.35%, 09/10/2019	6,814
	ACE Capital Trust II
1,905	9.70%, 04/01/2030	2,800
	ACE INA Holdings, Inc.
4,000	3.35%, 05/15/2024	4,028
	AerCap Ireland Capital Ltd.
1,180	4.50%, 05/15/2021 ■	1,192
3,720	5.00%, 10/01/2021 ■	3,869
	Allstate (The) Corp.
1,175	5.75%, 08/15/2053	1,250
	Ally Financial, Inc.
4,895	5.13%, 09/30/2024	5,091
	American Express Co.
5,127	2.65%, 12/02/2022	4,999
4,700	7.00%, 03/19/2018	5,478
	American Express Credit Corp.
6,165	0.53%, 09/22/2017 Δ	6,158
	American International Group, Inc.
1,795	4.13%, 02/15/2024	1,891
4,005	4.50%, 07/16/2044	4,067
3,350	6.40%, 12/15/2020	4,000
3,265	8.18%, 05/15/2058	4,432
	American Tower Corp.
200	4.50%, 01/15/2018	214
10,315	5.00%, 02/15/2024	10,858
275	7.00%, 10/15/2017	311
	Ameriprise Financial, Inc.
3,310	4.00%, 10/15/2023	3,470
2,465	5.30%, 03/15/2020	2,801
	Aon plc
4,775	3.50%, 06/14/2024	4,771
2,300	4.25%, 12/12/2042	2,136
	Aquarius Invest. plc Swiss Reinsurance Co., Ltd.
350	6.38%, 09/01/2024 §	365
	AXA S.A.
180	6.46%, 12/14/2018 §♠	188

The accompanying notes are an integral part of these financial statements.

10

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 43.3% - (continued)
		Finance and Insurance - 19.1% - (continued)
		BAE Systems Holdings, Inc.
	$4,085	3.80%, 10/07/2024 ■	$4,112
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	3,000	7.00%, 12/29/2049 §	3,856
	800	9.00%, 05/09/2018 §♠	865
		Banco Davivienda S.A.
	335	2.95%, 01/29/2018 ■	335
		Banco de Credito del Peru/Panama
	652	2.75%, 01/09/2018 ■	652
		Banco Nacional de Desenvolvimento
	565	5.75%, 09/26/2023 ■	606
		Bank of America Corp.
	3,010	2.60%, 01/15/2019	3,039
	1,360	4.00%, 04/01/2024	1,405
	4,260	4.10%, 07/24/2023	4,447
	2,880	4.20%, 08/26/2024	2,901
	200	4.88%, 04/01/2044	214
	657	5.13%, 06/17/2019 ♠	637
	5,425	5.63%, 07/01/2020	6,161
	915	5.65%, 05/01/2018	1,022
	2,990	5.75%, 12/01/2017	3,328
	2,840	5.88%, 01/05/2021	3,282
	4,960	6.00%, 09/01/2017	5,532
	3,970	7.63%, 06/01/2019	4,815
		Bank of New York Mellon Corp.
	6,225	2.20%, 03/04/2019	6,243
		Bank of Tokyo-Mitsubishi UFJ Ltd.
	5,925	1.55%, 09/09/2016 ■	5,976
		Bankia S.A.
EUR	200	4.00%, 05/22/2024 §Δ	246
		Barclays Bank plc
	2,200	2.50%, 02/20/2019	2,217
	4,820	4.38%, 09/11/2024	4,676
	15,756	6.05%, 12/04/2017 ■	17,457
	2,815	8.25%, 12/15/2018 ♠β	2,906
		BBVA Banco Continental S.A.
	475	3.25%, 04/08/2018 ■	485
		BBVA International PFD Uniperson
	275	5.92%, 04/18/2017 ♠	281
		Bear Stearns & Co., Inc.
	1,210	7.25%, 02/01/2018	1,407
		BNP Paribas
	8,430	2.38%, 09/14/2017	8,592
	3,650	2.40%, 12/12/2018	3,677
		BP Capital Markets plc
	7,975	2.24%, 09/26/2018	8,041
	3,030	2.52%, 01/15/2020	3,043
		BPCE S.A.
	250	0.84%, 06/23/2017 Δ	250
	6,635	2.50%, 12/10/2018 - 07/15/2019	6,651
	3,530	4.00%, 04/15/2024	3,649
	550	4.50%, 03/15/2025 ■	534
	3,840	5.15%, 07/21/2024 ■	3,952
	4,430	5.70%, 10/22/2023 ■	4,757
		Brandywine Operating Partnership L.P.
	3,550	3.95%, 02/15/2023	3,567
	4,880	4.10%, 10/01/2024	4,880
	1,100	4.95%, 04/15/2018	1,186
		Brazil Minas SPE via State of Minas Gerais
	1,775	5.33%, 02/15/2028 ■	1,784
	1,605	5.33%, 02/15/2028 §	1,613
		Camden Property Trust REIT
	730	4.25%, 01/15/2024	769
		Capital One Bank
	5,000	1.30%, 06/05/2017	4,981
	4,600	2.40%, 09/05/2019	4,572
		Capital One Financial Corp.
	2,800	1.00%, 11/06/2015	2,807
	500	4.75%, 07/15/2021	551
	3,075	6.15%, 09/01/2016	3,346
		CIGNA Corp.
	785	5.38%, 02/15/2042	887
	900	5.88%, 03/15/2041	1,068
		CIT Group, Inc.
	335	5.00%, 05/15/2017	351
	686	5.25%, 03/15/2018	724
	545	5.38%, 05/15/2020	582
	1,555	5.50%, 02/15/2019 ■	1,659
	70	6.63%, 04/01/2018 ■	77
		Citigroup, Inc.
	2,700	1.70%, 07/25/2016	2,727
	6,275	2.50%, 09/26/2018	6,351
	7,000	2.55%, 04/08/2019	7,074
	3,400	3.88%, 10/25/2023	3,500
	170	5.30%, 05/06/2044	181
	700	5.38%, 08/09/2020	795
	7,960	5.50%, 09/13/2025	8,818
	1,485	6.00%, 10/31/2033	1,697
	9,750	6.13%, 05/15/2018 - 08/25/2036	11,280
	1,620	6.68%, 09/13/2043	2,060
		CNH Capital LLC
	245	3.88%, 11/01/2015	248
	1,070	6.25%, 11/01/2016	1,132
		CNH Industrial Capital LLC
	575	3.38%, 07/15/2019 ■	559
		Compass Bank
	5,550	1.85%, 09/29/2017	5,572
		Coventry Health Care, Inc.
	2,060	5.45%, 06/15/2021	2,361
		Credit Agricole S.A.
	350	6.63%, 09/23/2019 §♠	341
	890	7.88%, 01/23/2024 ■♠	919
		Credit Suisse Group AG
	2,990	6.50%, 08/08/2023 ■	3,296
	875	7.50%, 12/11/2023 ■♠	930
		Credit Suisse New York
	3,115	2.30%, 05/28/2019	3,109
	275	3.00%, 10/29/2021	272
	6,235	3.63%, 09/09/2024	6,258
	3,685	5.40%, 01/14/2020	4,127
		DDR Corp.
	6,925	3.50%, 01/15/2021	6,969
		Deutsche Bank AG
	4,910	4.30%, 05/24/2028	4,765
		Deutsche Bank AG London
	7,545	2.50%, 02/13/2019	7,628
		Discover Bank/Greenwood DE
	6,520	4.20%, 08/08/2023	6,831

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 43.3% - (continued)
		Finance and Insurance - 19.1% - (continued)
		Discover Financial Services
	$960	5.20%, 04/27/2022	$1,055
		El Fondo Mivivienda S.A.
	285	3.50%, 01/31/2023 ■	273
		Fifth Third Bancorp
	4,210	2.30%, 03/01/2019	4,220
	2,750	2.88%, 10/01/2021	2,730
	2,780	4.30%, 01/16/2024	2,893
	325	4.90%, 09/30/2019 ♠	320
	3,195	5.45%, 01/15/2017	3,467
	1,300	8.25%, 03/01/2038	1,940
		FMR LLC
	3,825	4.95%, 02/01/2033 ■	4,182
		Ford Motor Credit Co. LLC
	6,000	1.68%, 09/08/2017	5,972
	11,365	2.38%, 03/12/2019	11,349
	4,220	2.60%, 11/04/2019 ☼	4,206
	5,100	3.88%, 01/15/2015	5,132
	4,445	4.25%, 09/20/2022	4,668
	240	5.00%, 05/15/2018	263
	2,835	5.88%, 08/02/2021	3,276
		General Electric Capital Corp.
	7,500	3.45%, 05/15/2024	7,650
	4,625	4.65%, 10/17/2021	5,168
	725	5.55%, 05/04/2020	835
	2,995	5.88%, 01/14/2038	3,675
	1,000	6.25%, 12/15/2022 ♠	1,094
	4,530	6.75%, 03/15/2032	6,023
		Goldman Sachs Group, Inc.
	1,925	2.38%, 01/22/2018	1,943
	2,500	2.90%, 07/19/2018	2,557
	3,180	3.63%, 02/07/2016	3,282
	90	3.85%, 07/08/2024	91
	3,315	4.00%, 03/03/2024	3,387
	2,800	4.80%, 07/08/2044	2,891
	4,200	5.38%, 03/15/2020	4,710
	4,740	5.75%, 01/24/2022	5,461
	4,550	6.15%, 04/01/2018	5,141
	1,665	6.25%, 02/01/2041	2,063
	2,470	6.45%, 05/01/2036	2,913
	8,645	6.75%, 10/01/2037	10,599
	2,921	7.50%, 02/15/2019	3,488
		Guardian Life Insurance Co.
	250	7.38%, 09/30/2039 ■	342
		Harley-Davidson Financial Services, Inc.
	11,490	2.40%, 09/15/2019 ■	11,506
		HBOS Capital Funding L.P.
	750	6.85%, 12/23/2014 §♠	753
		HCP, Inc.
	4,525	3.88%, 08/15/2024	4,523
	7,200	4.25%, 11/15/2023	7,467
	1,000	6.70%, 01/30/2018	1,152
		Health Care REIT, Inc.
	2,500	3.63%, 03/15/2016	2,590
	2,320	4.13%, 04/01/2019	2,486
	4,350	4.50%, 01/15/2024	4,518
	840	5.25%, 01/15/2022	931
		HSBC Bank USA
	1,050	4.88%, 08/24/2020	1,156
		HSBC Holdings plc
	7,655	4.25%, 03/14/2024	7,869
	1,665	5.10%, 04/05/2021	1,879
	1,000	6.50%, 09/15/2037	1,244
	7,800	6.80%, 06/01/2038	10,052
		HSBC USA, Inc.
	1,295	1.63%, 01/16/2018	1,294
		Humana, Inc.
	5,475	3.85%, 10/01/2024	5,523
	3,360	4.95%, 10/01/2044	3,455
		Intesa Sanpaolo S.p.A.
	7,025	5.25%, 01/12/2024	7,649
		John Deere Capital Corp.
	3,835	3.15%, 10/15/2021	3,925
		JP Morgan Chase & Co.
	6,625	1.35%, 02/15/2017	6,635
	3,375	1.63%, 05/15/2018	3,337
	2,270	3.25%, 09/23/2022	2,273
	2,200	3.63%, 05/13/2024	2,228
	6,600	3.88%, 02/01/2024 - 09/10/2024	6,655
	5,300	4.35%, 08/15/2021	5,692
	2,220	4.63%, 05/10/2021	2,432
	430	5.00%, 07/01/2019 ♠	423
	785	5.50%, 10/15/2040	915
	4,320	5.63%, 08/16/2043	4,931
	9,195	6.00%, 01/15/2018	10,364
	930	6.30%, 04/23/2019	1,079
	1,000	6.40%, 05/15/2038	1,284
		JP Morgan Chase Bank
	1,886	6.00%, 07/05/2017	2,100
		KeyCorp
	10,750	2.30%, 12/13/2018	10,779
		Kimco Realty Corp.
	5,385	3.20%, 05/01/2021	5,431
	1,380	4.30%, 02/01/2018	1,485
		Liberty Mutual Group, Inc.
	1,385	4.25%, 06/15/2023 ■	1,432
		Liberty Property L.P.
	635	3.38%, 06/15/2023	619
	775	4.13%, 06/15/2022	806
		Lincoln National Corp.
	3,000	4.85%, 06/24/2021	3,310
	1,035	6.15%, 04/07/2036	1,257
	625	6.30%, 10/09/2037	784
	2,000	8.75%, 07/01/2019	2,540
		Lloyds Bank plc
	5,650	2.35%, 09/05/2019	5,645
		Lloyds Banking Group plc
	165	6.50%, 09/14/2020 ■	191
		Macquarie Group Ltd.
	5,450	3.00%, 12/03/2018 ■	5,611
		Mapfre S.A.
EUR	200	5.92%, 07/24/2037	266
		Marsh & McLennan Cos., Inc.
	6,675	2.30%, 04/01/2017	6,800
	3,875	2.35%, 09/10/2019	3,891
	3,900	4.05%, 10/15/2023	4,126
		Massachusetts Mutual Life Insurance Co.
	3,350	8.88%, 06/01/2039 ■	5,253

The accompanying notes are an integral part of these financial statements.

12

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 43.3% - (continued)
		Finance and Insurance - 19.1% - (continued)
		Massmutual Global Funding
	$2,625	2.10%, 08/02/2018 ■	$2,648
		MasterCard, Inc.
	11,575	3.38%, 04/01/2024	11,823
		Merrill Lynch & Co., Inc.
	2,496	5.70%, 05/02/2017	2,722
	4,890	6.05%, 05/16/2016	5,235
	4,515	6.88%, 04/25/2018	5,223
	11,230	7.75%, 05/14/2038	15,531
		MetLife, Inc.
	2,905	3.60%, 04/10/2024	2,961
		Mizuho Bank Ltd.
	5,000	0.68%, 09/25/2017 ■Δ	4,997
	5,340	2.45%, 04/16/2019 ■	5,345
		Morgan Stanley
	5,030	1.75%, 02/25/2016	5,075
	5,735	2.13%, 04/25/2018	5,751
	7,450	2.50%, 01/24/2019	7,501
	11,230	3.70%, 10/23/2024	11,207
	1,000	3.75%, 02/25/2023	1,013
	4,270	4.10%, 05/22/2023	4,310
	4,820	4.35%, 09/08/2026	4,833
	1,770	4.88%, 11/01/2022	1,885
	1,550	5.50%, 01/26/2020	1,747
	2,371	5.55%, 04/27/2017	2,596
	3,361	5.75%, 01/25/2021	3,859
	1,250	6.38%, 07/24/2042	1,609
	2,460	6.63%, 04/01/2018	2,817
	2,600	7.30%, 05/13/2019	3,104
		National City Corp.
	355	6.88%, 05/15/2019	420
		Nationstar Mortgage LLC
	2,395	6.50%, 08/01/2018 - 07/01/2021	2,333
	350	7.88%, 10/01/2020	345
		Nationwide Mutual Insurance Co.
	4,975	9.38%, 08/15/2039 ■	7,667
		Navient Corp.
	625	6.25%, 01/25/2016	650
	465	8.00%, 03/25/2020	534
	395	8.45%, 06/15/2018	451
		NN Group N.V.
EUR	250	4.63%, 04/08/2044 §	326
		Nordea Bank AB
	760	4.88%, 05/13/2021 ■	823
		Nuveen Investments, Inc.
	970	9.13%, 10/15/2017 ■	1,036
		Pacific Life Insurance Co.
	2,075	9.25%, 06/15/2039 ■	3,254
		PNC Bank NA
	13,070	2.40%, 10/18/2019	13,119
	2,465	2.70%, 11/01/2022	2,368
		PNC Financial Services Group, Inc.
	1,240	2.85%, 11/09/2022 Δ	1,216
	4,310	3.90%, 04/29/2024	4,368
		PNC Funding Corp.
	3,000	5.25%, 11/15/2015	3,138
		Principal Financial Group, Inc.
	620	3.30%, 09/15/2022	623
		Provident Companies, Inc.
	4,435	7.00%, 07/15/2018	5,100
		Provident Funding Associates L.P.
	3,710	6.75%, 06/15/2021 ■	3,701
		Prudential Financial, Inc.
	550	4.60%, 05/15/2044	557
	1,660	5.80%, 11/16/2041	1,969
	5,320	7.38%, 06/15/2019	6,474
		Rabobank Nederland
	5,925	2.25%, 01/14/2019 ╦	5,996
	1,000	5.25%, 05/24/2041	1,156
	3,835	5.75%, 12/01/2043	4,463
		Realty Income Corp.
	2,676	3.25%, 10/15/2022	2,628
	1,130	4.65%, 08/01/2023	1,211
	1,085	6.75%, 08/15/2019	1,285
		Royal Bank of Scotland Group plc
	6,165	5.13%, 05/28/2024	6,246
	1,260	6.99%, 10/05/2017 ■♠	1,430
	1,400	7.64%, 09/27/2017 ♠Δ	1,480
	725	9.50%, 03/16/2022 §	829
		Santander UK plc
	2,290	5.00%, 11/07/2023 ■	2,427
		SBA Tower Trust
	1,050	2.93%, 12/15/2017 ■	1,064
		Simon Property Group L.P.
	2,115	5.65%, 02/01/2020	2,446
		Skandinaviska Enskilda Banken AB
	3,810	2.38%, 11/20/2018 ■	3,865
		Societe Generale
	2,535	2.63%, 10/01/2018	2,576
	2,670	5.00%, 01/17/2024 ■	2,727
	875	6.00%, 01/27/2020 ■♠	825
	2,855	7.88%, 12/18/2023 ■♠	2,855
	200	7.88%, 12/18/2023 §♠	200
	1,055	8.25%, 11/29/2018 §♠	1,115
		SoftBank Corp.
	850	4.50%, 04/15/2020 ■	861
		Standard Bank plc
	100	8.13%, 12/02/2019 §	115
		Standard Chartered plc
	225	0.57%, 09/08/2017 ■Δ	225
	5,975	1.50%, 09/08/2017 ■	5,959
	825	4.00%, 07/12/2022 §	848
		State Street Capital Trust IV
	100	1.23%, 06/15/2037 Δ	85
		State Street Corp.
	1,445	3.10%, 05/15/2023	1,399
	4,840	3.70%, 11/20/2023	5,017
	775	4.96%, 03/15/2018	845
		Sumitomo Mitsui Financial Group, Inc.
	5,800	4.44%, 04/02/2024 ■	6,038
		SunTrust Banks, Inc.
	4,940	2.35%, 11/01/2018	4,971
	3,700	2.50%, 05/01/2019	3,728
		Swedbank AB
	7,071	2.38%, 02/27/2019 ■	7,125
		Synchrony Financial
	3,810	3.00%, 08/15/2019	3,852
	5,410	3.75%, 08/15/2021	5,516

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 43.3% - (continued)
		Finance and Insurance - 19.1% - (continued)
		Teachers Insurance & Annuity Association of America
	$3,000	6.85%, 12/16/2039 ■	$3,966
		TIAA Asset Management Finance LLC
	2,015	2.95%, 11/01/2019 ■	2,019
		TMX Finance LLC
	1,645	8.50%, 09/15/2018 ■	1,604
		Toyota Motor Credit Corp.
	3,500	2.13%, 07/18/2019	3,504
		TSMC Global Ltd.
	675	1.63%, 04/03/2018 ■	671
		UBS AG Stamford CT
	2,850	5.88%, 07/15/2016	3,074
		UNIQA Insurance Group AG
EUR	300	6.88%, 07/31/2043 §	431
		UnitedHealth Group, Inc.
	1,981	6.88%, 02/15/2038	2,715
		Ventas Realty L.P.
	1,000	1.25%, 04/17/2017	998
	1,240	2.70%, 04/01/2020	1,230
	3,975	3.25%, 08/15/2022	3,897
	1,280	3.75%, 05/01/2024	1,272
		Voya Financial, Inc.
	1,100	5.65%, 05/15/2053	1,100
		Wachovia Capital Trust III
	325	5.57%, 11/03/2014 ♠Δ	314
		Wachovia Corp.
	2,850	5.50%, 08/01/2035	3,227
		Wellpoint, Inc.
	1,365	3.13%, 05/15/2022	1,351
	3,315	4.63%, 05/15/2042	3,338
	1,000	5.85%, 01/15/2036	1,189
	2,330	6.38%, 06/15/2037	2,885
		Wells Fargo & Co.
	9,560	2.13%, 04/22/2019	9,560
	3,710	3.00%, 01/22/2021	3,774
	4,965	3.45%, 02/13/2023	4,958
	8,100	4.10%, 06/03/2026	8,216
	4,080	4.13%, 08/15/2023	4,255
	759	4.48%, 01/16/2024	803
	3,000	4.60%, 04/01/2021	3,314
	3,055	4.65%, 11/04/2044 ☼	3,045
	60	5.38%, 11/02/2043	67
	4,868	5.61%, 01/15/2044	5,577
		WPP Finance 2010
	8,195	3.75%, 09/19/2024	8,155
		XLIT Ltd.
	6,325	2.30%, 12/15/2018	6,338
		Xstrata Finance Canada Ltd.
	4,200	2.70%, 10/25/2017 ■	4,277
	800	3.60%, 01/15/2017 ■	833
		YPF S.A.
	685	8.75%, 04/04/2024 ■	708
			1,038,778
		Food Manufacturing - 0.3%
		Cargill, Inc.
	325	3.25%, 11/15/2021 ■	334
	2,925	4.10%, 11/01/2042 ■	2,858
	1,000	6.00%, 11/27/2017 ■	1,132
		ConAgra Foods, Inc.
	3,000	7.13%, 10/01/2026	3,780
		Kellogg Co.
	550	7.45%, 04/01/2031	721
		Kraft Foods Group, Inc.
	1,450	3.50%, 06/06/2022	1,484
	770	5.00%, 06/04/2042	822
		Mondelez International, Inc.
	3,975	4.00%, 02/01/2024	4,102
		TreeHouse Foods, Inc.
	2,340	4.88%, 03/15/2022	2,375
			17,608
		Food Services - 0.1%
		ARAMARK Corp.
	2,700	5.75%, 03/15/2020	2,821
		CEC Entertainment, Inc.
	820	8.00%, 02/15/2022 ■	787
		McDonald's Corp.
	400	6.30%, 10/15/2037	517
			4,125
		Health Care and Social Assistance - 2.7%
		AbbVie, Inc.
	5,740	1.75%, 11/06/2017	5,756
		Actavis Funding SCS
	3,825	3.85%, 06/15/2024 ■	3,723
		Aetna, Inc.
	1,600	4.50%, 05/15/2042	1,605
		Alere, Inc.
	2,815	6.50%, 06/15/2020	2,899
		Amgen, Inc.
	7,475	1.25%, 05/22/2017	7,424
	5,070	3.63%, 05/22/2024	5,072
	700	4.10%, 06/15/2021	741
	4,340	5.15%, 11/15/2041	4,655
	1,475	6.90%, 06/01/2038	1,914
		AmSurg Corp.
	780	5.63%, 07/15/2022 ■	808
		Bayer Finance LLC
	3,390	1.50%, 10/06/2017 ■	3,402
	3,010	3.00%, 10/08/2021 ■	3,024
		Biomet, Inc.
	1,005	6.50%, 08/01/2020 - 10/01/2020	1,066
		Catholic Health Initiatives
	1,290	2.60%, 08/01/2018	1,315
		Celgene Corp.
	2,945	3.63%, 05/15/2024	2,976
	2,725	4.63%, 05/15/2044	2,780
		Community Health Systems, Inc.
	545	5.13%, 08/15/2018	567
	5,740	6.88%, 02/01/2022	6,184
	1,440	7.13%, 07/15/2020	1,559
		Cubist Pharmaceuticals
	327	1.88%, 09/01/2020 β	382
		CVS Caremark Corp.
	1,730	2.75%, 12/01/2022	1,681
	4,000	4.00%, 12/05/2023	4,210
	33	6.94%, 01/10/2030	40
		CVS Pass-Through Trust
	16	6.04%, 12/10/2028	18

The accompanying notes are an integral part of these financial statements.

14

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.3% - (continued)
	Health Care and Social Assistance - 2.7% - (continued)
	Dignity Health
$1,515	2.64%, 11/01/2019	$1,528
2,260	5.27%, 11/01/2064	2,286
	Envision Healthcare Corp.
600	5.13%, 07/01/2022 ■	608
	Express Scripts Holding Co.
10,645	3.50%, 06/15/2024	10,550
	Gilead Sciences, Inc.
1,565	2.05%, 04/01/2019	1,562
1,765	3.70%, 04/01/2024	1,815
3,700	4.40%, 12/01/2021	4,048
	GlaxoSmithKline Capital, Inc.
1,090	2.80%, 03/18/2023	1,072
	Grifols Worldwide Operations Ltd.
245	5.25%, 04/01/2022 ■	251
	HCA Holdings, Inc.
1,310	6.25%, 02/15/2021	1,410
315	7.50%, 11/15/2095	302
	HCA, Inc.
1,490	5.88%, 03/15/2022 - 05/01/2023	1,606
645	6.38%, 01/15/2015	651
2,160	6.50%, 02/15/2016 - 02/15/2020	2,382
115	7.25%, 09/15/2020	122
	InVentiv Health, Inc.
705	9.00%, 01/15/2018 ■	731
	McKesson Corp.
1,390	4.88%, 03/15/2044	1,473
	Memorial Sloan-Kettering Cancer Center
695	5.00%, 07/01/2042	795
	Mylan, Inc.
5,073	2.55%, 03/28/2019	5,054
3,575	4.20%, 11/29/2023	3,694
12,950	6.00%, 11/15/2018 ■	13,342
	Perrigo Co. plc
2,620	2.30%, 11/08/2018	2,597
1,565	5.30%, 11/15/2043	1,704
	Pfizer, Inc.
1,000	4.30%, 06/15/2043	1,008
1,000	6.20%, 03/15/2019	1,169
1,450	7.20%, 03/15/2039	2,039
	Pinnacle Merger Sub, Inc.
2,115	9.50%, 10/01/2023 ■	2,305
	Roche Holdings, Inc.
7,030	0.32%, 09/29/2017 ■Δ	7,034
	Salix Pharmaceuticals Ltd.
4,340	6.00%, 01/15/2021 ■	4,698
	Savient Pharmaceuticals, Inc.
565	0.00%, 02/01/2018 Ω	1
	Tenet Healthcare Corp.
345	4.75%, 06/01/2020	353
1,660	5.00%, 03/01/2019 ■	1,662
315	6.25%, 11/01/2018	342
1,455	8.13%, 04/01/2022	1,668
	Watson Pharmaceuticals, Inc.
470	4.63%, 10/01/2042	428
	Wellcare Health Plans, Inc.
1,055	5.75%, 11/15/2020	1,086
	Zoetis, Inc.
2,125	4.70%, 02/01/2043	2,187
		149,364
	Information - 3.8%
	Activision Blizzard, Inc.
4,290	5.63%, 09/15/2021 ■	4,563
1,065	6.13%, 09/15/2023 ■	1,153
	Altice Financing S.A.
800	6.50%, 01/15/2022 ■	822
765	7.88%, 12/15/2019 ■	816
925	9.88%, 12/15/2020 ■	1,031
	AT&T, Inc.
3,000	2.38%, 11/27/2018	3,034
6,070	4.30%, 12/15/2042	5,662
7,600	4.80%, 06/15/2044	7,671
1,170	5.35%, 09/01/2040	1,249
1,250	5.50%, 02/01/2018	1,399
	Audatex North America, Inc.
2,357	6.00%, 06/15/2021 ■	2,493
	British Telecommunications plc
2,590	1.63%, 06/28/2016	2,617
	CCOH Safari LLC
2,755	5.75%, 12/01/2024 ☼	2,771
	Cox Communications, Inc.
1,485	2.95%, 06/30/2023 ■	1,408
3,755	4.50%, 06/30/2043 ■	3,591
395	8.38%, 03/01/2039 ■	565
	Deutsche Telekom International Finance B.V.
1,130	4.88%, 03/06/2042 ■	1,169
1,470	8.75%, 06/15/2030	2,133
	DISH DBS Corp.
1,905	5.00%, 03/15/2023	1,898
675	5.88%, 07/15/2022	715
2,570	6.75%, 06/01/2021	2,853
1,935	7.88%, 09/01/2019	2,247
	First Data Corp.
298	6.75%, 11/01/2020 ■	319
2,335	7.38%, 06/15/2019 ■	2,475
3,730	8.25%, 01/15/2021 ■	4,047
36	8.75%, 01/15/2022 ■Þ	39
350	12.63%, 01/15/2021	423
315	14.50%, 09/24/2019 ■Þ	329
	Harron Communications L.P.
595	9.13%, 04/01/2020 ■	649
	Infor Software Parent LLC
2,555	7.13%, 05/01/2021 ■	2,587
	Infor US, Inc.
530	9.38%, 04/01/2019	576
	Intelsat Jackson Holdings S.A.
410	6.63%, 12/15/2022	432
1,295	7.25%, 04/01/2019	1,360
635	7.50%, 04/01/2021	687
10	8.50%, 11/01/2019	10
	Intelsat Luxembourg S.A.
1,095	6.75%, 06/01/2018	1,133
3,265	7.75%, 06/01/2021	3,412
	InterActiveCorp
250	4.75%, 12/15/2022	244
	Level 3 Communications, Inc.
80	8.88%, 06/01/2019	86
	Level 3 Escrow, Inc.
1,545	5.38%, 08/15/2022 ■	1,572
466	8.13%, 07/01/2019	499

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 43.3% - (continued)
		Information - 3.8% - (continued)
		Level 3 Financing, Inc.
	$1,480	6.13%, 01/15/2021	$1,552
	1,444	7.00%, 06/01/2020	1,541
	415	8.63%, 07/15/2020	457
		MetroPCS Wireless, Inc.
	1,450	6.63%, 11/15/2020	1,528
		Nara Cable Funding Ltd.
	1,285	8.88%, 12/01/2018 ■	1,348
		Oracle Corp.
	2,325	5.38%, 07/15/2040	2,691
		Softbrands, Inc.
	140	11.50%, 07/15/2018	155
		Sprint Communications, Inc.
	2,440	7.00%, 03/01/2020 ■	2,722
	900	9.00%, 11/15/2018 ■	1,058
		Sprint Corp.
	300	7.13%, 06/15/2024 ■	308
	3,410	7.25%, 09/15/2021 ■	3,606
	4,270	7.88%, 09/15/2023 ■	4,623
		Syniverse Holdings, Inc.
	2,025	9.13%, 01/15/2019	2,126
		Telefonica Emisiones SAU
	2,875	7.05%, 06/20/2036	3,691
		T-Mobile USA, Inc.
	210	5.25%, 09/01/2018	218
	180	6.13%, 01/15/2022	187
	890	6.46%, 04/28/2019	928
	260	6.50%, 01/15/2024	272
	2,380	6.63%, 04/28/2021	2,508
	1,030	6.73%, 04/28/2022	1,089
	145	6.84%, 04/28/2023	153
		Unitymedia Hessen GmbH & Co.
	1,800	5.50%, 01/15/2023 ■	1,877
		UPCB Finance V Ltd.
	475	7.25%, 11/15/2021 ■	523
		UPCB Finance VI Ltd.
	470	6.88%, 01/15/2022 ■	514
		Verint Systems, Inc.
	626	1.50%, 06/01/2021 β	698
		Verizon Communications, Inc.
	11,683	2.63%, 02/21/2020 ■	11,621
	2,765	3.00%, 11/01/2021	2,744
	4,575	3.45%, 03/15/2021	4,674
	5,010	3.50%, 11/01/2024	4,931
	9,825	4.15%, 03/15/2024	10,219
	1,813	4.86%, 08/21/2046 ■	1,849
	5,380	5.01%, 08/21/2054 ■	5,475
	9,770	5.15%, 09/15/2023	10,941
	1,150	6.35%, 04/01/2019	1,341
	6,370	6.40%, 09/15/2033 - 02/15/2038	7,773
	15,335	6.55%, 09/15/2043	19,331
	2,300	6.90%, 04/15/2038	2,971
		Videotron Ltd.
	245	5.00%, 07/15/2022	252
		Vodafone Group plc
	2,000	1.25%, 09/26/2017	1,980
	2,100	1.50%, 02/19/2018	2,071
		Wind Acquisition Finance S.A.
EUR	3,855	4.00%, 07/15/2020 ■	4,758
	225	6.50%, 04/30/2020 ■	234
		Windstream Corp.
	615	6.38%, 08/01/2023	620
	280	7.50%, 06/01/2022	297
	480	7.75%, 10/15/2020	511
	165	8.13%, 09/01/2018	172
		Zayo Group LLC
	755	8.13%, 01/01/2020	806
	60	10.13%, 07/01/2020	67
			204,750
		Leather and Allied Product Manufacturing - 0.0%
		Nike, Inc.
	1,940	3.63%, 05/01/2043	1,865

		Machinery Manufacturing - 0.3%
		Case New Holland Industrial, Inc.
	290	7.88%, 12/01/2017	326
		Caterpillar, Inc.
	1,920	3.40%, 05/15/2024	1,962
		Hutchison Whampoa International Ltd.
	9,650	1.63%, 10/31/2017 ■	9,634
	2,800	2.00%, 11/08/2017 ■	2,819
	965	3.50%, 01/13/2017 ■	1,007
	900	5.75%, 09/11/2019 ■	1,031
		Perusahaan Listrik Negara
	200	5.50%, 11/22/2021 ■	212
			16,991
		Mining - 0.6%
		AK Steel Corp.
	3,275	7.63%, 05/15/2020 - 10/01/2021	3,292
	795	8.38%, 04/01/2022	811
		Barrick Gold Corp.
	2,450	4.10%, 05/01/2023	2,368
		Barrick North America Finance LLC
	1,625	4.40%, 05/30/2021	1,667
	3,850	5.75%, 05/01/2043	3,724
		BHP Billiton Finance USA Ltd.
	1,850	5.00%, 09/30/2043	2,066
		Codelco, Inc.
	100	3.75%, 11/04/2020 ■	103
	115	3.75%, 11/04/2020 §	118
	235	3.88%, 11/03/2021 §	243
		Falconbridge Ltd.
	75	5.38%, 06/01/2015	77
	75	6.00%, 10/15/2015	78
		FMG Resources Aug 2006
	5,760	6.88%, 04/01/2022 ■	5,947
		Freeport-McMoRan Copper & Gold, Inc.
	4,665	3.55%, 03/01/2022	4,559
	300	5.45%, 03/15/2043	307
		Glencore Funding LLC
	2,225	2.50%, 01/15/2019 ■	2,207
		Newmont Mining Corp.
	150	4.88%, 03/15/2042	126
		Rio Tinto Finance USA Ltd.
	1,100	3.50%, 11/02/2020	1,142
		Steel Dynamics, Inc.
	665	5.13%, 10/01/2021 ■	688
	730	5.50%, 10/01/2024 ■	772
			30,295

The accompanying notes are an integral part of these financial statements.

16

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 43.3% - (continued)
		Miscellaneous Manufacturing - 0.1%
		DigitalGlobe, Inc.
	$690	5.25%, 02/01/2021 ■	$671
		S.C. Johnson & Son, Inc.
	2,520	4.00%, 05/15/2043 ■	2,384
		United Technologies Corp.
	1,925	4.50%, 06/01/2042	2,055
	950	6.13%, 07/15/2038	1,232
			6,342
		Motor Vehicle and Parts Manufacturing - 0.6%
		American Axle & Manufacturing Holdings, Inc.
	295	6.63%, 10/15/2022	315
		Chrysler Group LLC
	1,790	8.00%, 06/15/2019	1,918
	2,990	8.25%, 06/15/2021	3,341
		Daimler Finance NA LLC
	6,460	1.38%, 08/01/2017 ■	6,446
	7,300	3.25%, 08/01/2024 ■	7,312
		Ford Motor Co.
	370	7.45%, 07/16/2031	496
		General Motors Co.
	1,405	4.88%, 10/02/2023	1,505
	1,436	6.25%, 10/02/2043	1,709
		General Motors Financial Co., Inc.
	7,860	3.50%, 07/10/2019	8,102
		TRW Automotive, Inc.
	375	7.25%, 03/15/2017 ■	412
			31,556
		Nonmetallic Mineral Product Manufacturing - 0.1%
		Ardagh Finance Holdings S.A.
	740	8.63%, 06/15/2019 ■	757
		Ardagh Packaging Finance plc
	1,015	6.00%, 06/30/2021 ■	1,001
	72	7.00%, 11/15/2020 ■	74
	240	9.13%, 10/15/2020 ■	258
		Cemex Finance LLC
	1,660	6.00%, 04/01/2024 ■	1,693
		Cemex S.A.B. de C.V.
	2,290	5.70%, 01/11/2025 ■	2,243
		Silgan Holdings, Inc.
	500	5.00%, 04/01/2020	510
			6,536
		Other Services - 0.3%
		Abengoa Finance
EUR	2,395	6.00%, 03/31/2021 ■	2,919
	850	7.75%, 02/01/2020 ■	888
		Abengoa Greenfield S.A.
	1,770	6.50%, 10/01/2019 ■	1,774
		Delphi Corp.
	1,875	4.15%, 03/15/2024	1,924
	2,510	5.00%, 02/15/2023	2,689
		Service Corp. International
	960	4.50%, 11/15/2020	941
	1,185	5.38%, 01/15/2022	1,227
	120	6.75%, 04/01/2016	127
	885	7.63%, 10/01/2018	991
		Sonic Automotive, Inc.
	590	7.00%, 07/15/2022	643
			14,123
		Petroleum and Coal Products Manufacturing - 3.1%
		Anadarko Petroleum Corp.
	1,485	3.45%, 07/15/2024	1,464
	1,250	4.50%, 07/15/2044	1,228
	1,650	5.95%, 09/15/2016	1,793
	1,300	6.45%, 09/15/2036	1,604
	2,110	8.70%, 03/15/2019	2,646
		Antero Resources Corp.
	340	5.38%, 11/01/2021	345
		Antero Resources Finance Corp.
	1,250	6.00%, 12/01/2020	1,300
		Apache Corp.
	755	4.25%, 01/15/2044	700
	1,045	4.75%, 04/15/2043	1,047
		Bonanza Creek Energy, Inc.
	1,880	6.75%, 04/15/2021	1,885
		California Resources Corp.
	3,945	5.00%, 01/15/2020 ■	4,004
		Canadian Natural Resources Ltd.
	5,930	3.80%, 04/15/2024	5,967
		Chesapeake Energy Corp.
	160	6.63%, 08/15/2020	181
	255	6.88%, 11/15/2020	291
		CNOOC Finance 2012 Ltd.
	2,466	3.88%, 05/02/2022 ■	2,521
	430	5.00%, 05/02/2042 §	466
		CNPC General Capital
	2,270	1.95%, 04/16/2018 ■	2,236
	1,900	2.75%, 04/19/2017 ■	1,934
		CNPC HK Overseas Capital Ltd.
	315	4.50%, 04/28/2021 ■	337
		Cobalt International Energy, Inc.
	795	2.63%, 12/01/2019 β	591
		Concho Resources, Inc.
	1,400	5.50%, 10/01/2022 - 04/01/2023	1,479
		ConocoPhillips
	1,775	6.50%, 02/01/2039	2,354
		Continental Resources, Inc.
	3,155	3.80%, 06/01/2024	3,117
	1,550	4.90%, 06/01/2044	1,531
		Devon Energy Corp.
	2,000	5.60%, 07/15/2041	2,260
	260	7.95%, 04/15/2032	369
		Devon Financing Corp.
	350	7.88%, 09/30/2031	488
		Diamondback Energy, Inc.
	2,315	7.63%, 10/01/2021	2,460
		Empresa Nacional del Petroleo
	615	4.38%, 10/30/2024 ■	609
	100	4.75%, 12/06/2021 §	104
		Enable Midstream Partners L.P.
	5,100	3.90%, 05/15/2024 ■	5,100
	65	5.00%, 05/15/2044 ■	66
		Enbridge, Inc.
	3,385	3.50%, 06/10/2024	3,349
	755	4.50%, 06/10/2044	742
		EnCana Corp.
	1,100	3.90%, 11/15/2021	1,148
	725	5.15%, 11/15/2041	775
	3,000	6.50%, 08/15/2034	3,694

The accompanying notes are an integral part of these financial statements.

17

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.3% - (continued)
	Petroleum and Coal Products Manufacturing - 3.1% - (continued)
	Everest Acquisition LLC
$1,520	9.38%, 05/01/2020	$1,661
	Harvest Operations Corp.
520	6.88%, 10/01/2017	530
	Hess Corp.
1,735	1.30%, 06/15/2017	1,725
2,550	3.50%, 07/15/2024	2,533
1,150	5.60%, 02/15/2041	1,303
500	6.00%, 01/15/2040	584
1,325	7.30%, 08/15/2031	1,741
	KazMunayGas National Co. JSC
740	6.00%, 11/07/2044 ■☼	730
320	11.75%, 01/23/2015 §	326
	Kosmos Energy Ltd.
325	7.88%, 08/01/2021 §	299
	Lukoil International Finance B.V.
3,035	3.42%, 04/24/2018 ■	2,895
	Marathon Oil Corp.
3,310	2.80%, 11/01/2022	3,220
	MEG Energy Corp.
980	6.38%, 01/30/2023 ■	970
	Nexen, Inc.
400	6.40%, 05/15/2037	498
1,450	7.50%, 07/30/2039	2,037
	Pemex Project Funding Master Trust
195	6.63%, 06/15/2035	230
	Petrobras Global Finance Co.
398	7.25%, 03/17/2044	436
	Petrobras International Finance Co.
525	6.88%, 01/20/2040	550
	Petroleos de Venezuela S.A.
3,645	5.25%, 04/12/2017 §	2,417
15,241	6.00%, 05/16/2024 - 11/15/2026 §	7,722
755	8.50%, 11/02/2017 §	572
1,980	9.00%, 11/17/2021 §	1,255
	Petroleos Mexicanos
400	4.25%, 01/15/2025 ■	405
645	4.88%, 01/18/2024	682
1,445	5.50%, 06/27/2044 ■	1,506
500	6.38%, 01/23/2045	574
1,245	6.50%, 06/02/2041	1,457
	Plains Exploration & Production Co.
10,813	6.63%, 05/01/2021	11,826
603	6.88%, 02/15/2023	682
	Range Resources Corp.
205	5.00%, 08/15/2022	215
430	5.75%, 06/01/2021	453
15	6.75%, 08/01/2020	16
	Ras Laffan Liquefied Natural Gas Co., Ltd.
758	5.83%, 09/30/2016 ■	798
	Reliance Holdings USA, Inc.
255	5.40%, 02/14/2022 ■	278
250	5.40%, 02/14/2022 §	272
	Rosetta Resources, Inc.
1,320	5.63%, 05/01/2021	1,281
595	5.88%, 06/01/2022	571
	San Diego Gas & Electric Co.
4,770	3.60%, 09/01/2023	5,021
	Seadrill Ltd.
940	6.13%, 09/15/2017 ■	915
	Sempra Energy
5,000	3.55%, 06/15/2024	5,102
3,135	4.05%, 12/01/2023	3,329
	Shell International Finance B.V.
4,040	2.00%, 11/15/2018	4,073
2,650	4.55%, 08/12/2043	2,845
2,400	6.38%, 12/15/2038	3,178
	Statoil ASA
4,125	2.90%, 11/08/2020	4,231
	Tosco Corp.
500	8.13%, 02/15/2030	736
	Total Capital International S.A.
3,065	2.88%, 02/17/2022	3,066
	Transocean, Inc.
1,000	6.38%, 12/15/2021	1,051
500	6.50%, 11/15/2020	514
	Tullow Oil plc
1,490	6.00%, 11/01/2020 ■	1,393
1,625	6.25%, 04/15/2022 ■	1,511
	Williams Partners L.P.
2,295	3.35%, 08/15/2022	2,237
6,750	3.90%, 01/15/2025	6,696
2,330	4.30%, 03/04/2024	2,411
2,000	5.40%, 03/04/2044	2,090
750	6.30%, 04/15/2040	866
	WPX Energy, Inc.
2,325	5.25%, 09/15/2024 ☼	2,267
615	6.00%, 01/15/2022	644
		171,611
	Pipeline Transportation - 0.6%
	DCP Midstream LLC
600	4.75%, 09/30/2021 ■	646
	El Paso Corp.
255	6.50%, 09/15/2020	290
494	7.00%, 06/15/2017	550
	El Paso Natural Gas Co.
15	7.25%, 06/01/2018	17
	Energy Transfer Equity L.P.
3,655	3.60%, 02/01/2023	3,581
2,900	4.15%, 10/01/2020	3,023
660	5.20%, 02/01/2022	722
835	6.13%, 02/15/2017	917
125	6.63%, 10/15/2036	146
1,425	7.50%, 10/15/2020 - 07/01/2038	1,755
	Enterprise Products Operating LLC
4,450	3.35%, 03/15/2023	4,412
2,050	4.85%, 03/15/2044	2,111
480	4.95%, 10/15/2054	489
1,300	5.95%, 02/01/2041	1,552
	Kinder Morgan Energy Partners L.P.
4,500	5.00%, 08/15/2042	4,181
	Kinder Morgan Finance Co.
110	5.70%, 01/05/2016	115
45	6.00%, 01/15/2018 ■	49
	MarkWest Energy Partners L.P.
175	5.50%, 02/15/2023	186
88	6.25%, 06/15/2022	95

The accompanying notes are an integral part of these financial statements.

18

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.3% - (continued)
	Pipeline Transportation - 0.6% - (continued)
	Plains All American Pipeline L.P.
$980	2.85%, 01/31/2023	$942
1,375	3.85%, 10/15/2023	1,400
	Sunoco Logistics Partners Operations L.P.
980	4.25%, 04/01/2024	1,006
1,830	5.30%, 04/01/2044	1,893
		30,078
	Plastics and Rubber Products Manufacturing - 0.0%
	Associated Materials LLC
310	9.13%, 11/01/2017	303
	Continental Rubber of America Corp.
400	4.50%, 09/15/2019 ■	418
	Nortek, Inc.
1,155	8.50%, 04/15/2021	1,242
		1,963
	Primary Metal Manufacturing - 0.2%
	ArcelorMittal
2,475	5.00%, 02/25/2017	2,586
540	7.25%, 03/01/2041	558
900	7.50%, 10/15/2039	961
	Goldcorp, Inc.
5,555	3.63%, 06/09/2021	5,563
	Novelis, Inc.
125	8.38%, 12/15/2017	131
	United States Steel Corp.
1,752	7.38%, 04/01/2020	1,962
		11,761
	Printing and Related Support Activities - 0.1%
	Deluxe Corp.
640	6.00%, 11/15/2020	662
	Quad Graphics, Inc.
1,985	7.00%, 05/01/2022 ■	1,906
	Quebecor Media, Inc.
335	5.75%, 01/15/2023	345
		2,913
	Professional, Scientific and Technical Services - 0.1%
	Getty Images, Inc.
2,920	7.00%, 10/15/2020 ■	2,249
	Lamar Media Corp.
625	5.00%, 05/01/2023	625
95	5.88%, 02/01/2022	100
	Lender Processing Services, Inc.
330	5.75%, 04/15/2023	350
	SunGard Data Systems, Inc.
1,645	6.63%, 11/01/2019	1,702
486	7.38%, 11/15/2018	507
45	7.63%, 11/15/2020	48
		5,581
	Rail Transportation - 0.3%
	Burlington Northern Santa Fe Corp.
2,131	3.00%, 03/15/2023	2,101
2,980	3.05%, 09/01/2022	2,976
3,825	3.85%, 09/01/2023	3,987
	Canadian Pacific Railway Co.
1,000	4.45%, 03/15/2023	1,100
1,415	4.50%, 01/15/2022	1,559
1,596	6.50%, 05/15/2018	1,842
	CSX Corp.
1,000	4.75%, 05/30/2042	1,053
	Union Pacific Corp.
765	4.85%, 06/15/2044	847
		15,465
	Real Estate, Rental and Leasing - 1.1%
	Air Lease Corp.
425	2.13%, 01/15/2018	420
7,770	4.50%, 01/15/2016	8,023
5,495	5.63%, 04/01/2017 Δ	5,921
	Boston Properties L.P.
2,580	3.13%, 09/01/2023	2,505
	Duke Realty L.P.
2,200	3.63%, 04/15/2023	2,169
7,311	3.88%, 02/15/2021 - 10/15/2022	7,503
895	6.75%, 03/15/2020	1,057
	ERAC USA Finance Co.
105	2.35%, 10/15/2019 ■	104
925	2.80%, 11/01/2018 ■	948
1,370	3.30%, 10/15/2022 ■	1,365
1,000	5.63%, 03/15/2042 ■	1,138
	ERP Operating L.P.
1,275	4.50%, 07/01/2044	1,279
	Hertz Corp.
275	6.75%, 04/15/2019	287
	Hertz Global Holdings, Inc.
195	5.88%, 10/15/2020	196
130	6.25%, 10/15/2022	133
	International Lease Finance Corp.
1,250	5.88%, 04/01/2019 - 08/15/2022	1,353
3,350	6.25%, 05/15/2019	3,664
350	7.13%, 09/01/2018 ■	396
380	8.75%, 03/15/2017	428
	Kennedy-Wilson, Inc.
9,585	8.75%, 04/01/2019	10,184
	Penske Automotive Group, Inc.
2,700	3.13%, 05/11/2015 ■	2,731
	ProLogis L.P.
1,500	3.35%, 02/01/2021	1,516
6,500	4.25%, 08/15/2023	6,774
	Realogy Corp.
673	7.63%, 01/15/2020 ■	730
		60,824
	Retail Trade - 1.2%
	99 Cents Only Stores
1,437	11.00%, 12/15/2019	1,556
	Albertson's Holdings LLC
1,550	7.75%, 10/15/2022 ■	1,527
	American Builders & Contractors Supply Co., Inc.
190	5.63%, 04/15/2021 ■	192
	AutoZone, Inc.
1,823	3.70%, 04/15/2022	1,866
700	7.13%, 08/01/2018	820
	Building Materials Corp.
2,870	5.38%, 11/15/2024 ■☼	2,877
200	6.75%, 05/01/2021 ■	215
	Eaton Corp.
2,800	2.75%, 11/02/2022	2,721
	Energy Transfer Partners
2,000	6.70%, 07/01/2018	2,295
	GRD Holding III Corp.
2,255	10.75%, 06/01/2019 ■	2,489

The accompanying notes are an integral part of these financial statements.

19

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.3% - (continued)
	Retail Trade - 1.2% - (continued)
	Home Depot, Inc.
$220	4.20%, 04/01/2043	$225
1,265	4.88%, 02/15/2044	1,425
2,050	5.88%, 12/16/2036	2,589
	Jaguar Land Rover plc
375	8.13%, 05/15/2021 ■	413
	Kroger (The) Co.
2,750	2.95%, 11/01/2021	2,723
360	3.85%, 08/01/2023	370
1,580	5.15%, 08/01/2043	1,718
	Lowe's Cos., Inc.
1,510	5.00%, 09/15/2043	1,717
	Macy's Retail Holdings, Inc.
20	6.70%, 09/15/2028	24
20	7.00%, 02/15/2028	25
	Michaels Stores, Inc.
1,475	5.88%, 12/15/2020 ■	1,494
	Party City Holdings, Inc.
1,920	8.88%, 08/01/2020	2,083
	PC Nextco Holdings LLC/PC Nextco Finance, Inc.
1,150	8.75%, 08/15/2019	1,167
	Sally Holdings LLC
135	5.75%, 06/01/2022	144
225	6.88%, 11/15/2019	241
	Sotheby's
595	5.25%, 10/01/2022 ■	583
	Target Corp.
3,240	3.88%, 07/15/2020	3,488
	Wal-Mart Stores, Inc.
4,380	3.30%, 04/22/2024 ╦	4,474
6,500	4.00%, 04/11/2043	6,499
6,170	4.30%, 04/22/2044	6,431
1,000	5.00%, 10/25/2040	1,152
600	5.25%, 09/01/2035	709
703	5.63%, 04/15/2041	874
2,000	6.20%, 04/15/2038	2,625
2,800	6.50%, 08/15/2037	3,773
		63,524
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Procter & Gamble Co.
1,200	5.55%, 03/05/2037	1,497
	Sun Products Corp.
2,500	7.75%, 03/15/2021 ■	1,850
		3,347
	Support Activities For Transportation - 0.0%
	GNL Quintero S.A.
380	4.63%, 07/31/2029 ■	392

	Transportation Equipment Manufacturing - 0.0%
	Huntington Ingalls Industries, Inc.
1,315	6.88%, 03/15/2018	1,374
106	7.13%, 03/15/2021	114
		1,488
	Truck Transportation - 0.3%
	Penske Truck Leasing Co.
5,000	2.50%, 03/15/2016 - 06/15/2019 ■	5,007
9,895	4.88%, 07/11/2022 ■	10,707
		15,714
	Utilities - 2.5%
	AES (The) Corp.
49	7.75%, 10/15/2015	52
123	8.00%, 10/15/2017	139
	AES Panama S.A.
15	6.35%, 12/21/2016 §	15
	Appalachian Power Co.
75	4.40%, 05/15/2044	76
	Berkshire Hathaway Energy Co.
500	5.95%, 05/15/2037	617
	Carolina Power & Light Co.
2,060	4.10%, 05/15/2042	2,087
	Centrais Eletricas Brasileiras S.A.
960	5.75%, 10/27/2021 §	976
	Comision Federal de Electricidad
370	4.88%, 01/15/2024 ■	390
	Commonwealth Edison Co.
1,505	6.95%, 07/15/2018	1,751
	Consolidated Edison Co. of NY
1,400	4.20%, 03/15/2042	1,404
	Dolphin Subsidiary II, Inc.
2,160	7.25%, 10/15/2021	2,295
	Dominion Resources, Inc.
5,000	1.05%, 11/01/2016	5,000
3,390	7.00%, 06/15/2038	4,554
	Duke Energy Corp.
1,350	3.55%, 09/15/2021	1,405
2,935	3.75%, 04/15/2024	3,046
3,000	3.95%, 10/15/2023	3,162
3,000	5.30%, 02/15/2040	3,598
	Duke Energy Indiana, Inc.
1,870	4.90%, 07/15/2043	2,152
	Duke Energy Ohio, Inc.
995	3.80%, 09/01/2023	1,052
	Duke Energy Progress, Inc.
6,475	2.80%, 05/15/2022	6,506
	E CL S.A.
100	5.63%, 01/15/2021 §	108
	EDP Finance B.V.
760	5.25%, 01/14/2021 ■	789
	Electricitie De France
3,095	4.88%, 01/22/2044 ■	3,296
5,450	5.63%, 01/22/2024 ■♠	5,777
	Eskom Holdings Ltd.
800	5.75%, 01/26/2021 §	826
235	6.75%, 08/06/2023 ■	253
1,460	6.75%, 08/06/2023 §	1,571
	Exelon Generation Co. LLC
2,725	4.25%, 06/15/2022	2,844
	FirstEnergy Transmission LLC
7,475	5.45%, 07/15/2044 ■	7,697
	Florida Power & Light Co.
4,930	3.25%, 06/01/2024	5,040
1,300	4.13%, 02/01/2042	1,340
	GenOn Americas Generation LLC
785	9.13%, 05/01/2031	734
	National Power Corp.
15	9.63%, 05/15/2028	23
	Nevada Power Co.
2,140	6.50%, 08/01/2018	2,501

The accompanying notes are an integral part of these financial statements.

20

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 43.3% - (continued)
		Utilities - 2.5% - (continued)
		NiSource Finance Corp.
	$1,450	3.85%, 02/15/2023	$1,503
	3,450	4.80%, 02/15/2044	3,644
	1,450	5.25%, 02/15/2043	1,582
		Northeast Utilities
	2,775	2.80%, 05/01/2023	2,682
		Oncor Electric Delivery Co. LLC
	2,000	4.10%, 06/01/2022	2,151
	615	5.25%, 09/30/2040	724
		Pacific Gas & Electric Co.
	625	2.45%, 08/15/2022	599
	2,285	3.75%, 02/15/2024	2,370
	2,400	6.05%, 03/01/2034	2,994
	725	8.25%, 10/15/2018	884
		PacifiCorp
	840	4.10%, 02/01/2042	855
	1,000	5.50%, 01/15/2019	1,136
		Potomac Electric Power
	2,700	4.15%, 03/15/2043	2,740
		PPL Capital Funding, Inc.
	4,495	3.95%, 03/15/2024	4,670
		Progress Energy, Inc.
	1,750	7.00%, 10/30/2031	2,346
	3,051	7.05%, 03/15/2019	3,645
	540	7.75%, 03/01/2031	769
		PSEG Power LLC
	975	8.63%, 04/15/2031	1,408
		Public Service Co. of Colorado
	1,930	3.60%, 09/15/2042	1,819
		Southern California Edison Co.
	925	4.50%, 09/01/2040	1,000
	500	6.00%, 01/15/2034	640
	1,010	6.05%, 03/15/2039	1,310
		Southern Power Co.
	15,293	4.88%, 07/15/2015	15,726
	1,615	5.25%, 07/15/2043	1,806
		Tampa Electric Co.
	2,095	2.60%, 09/15/2022	2,050
		Texas Competitive Electric Holdings Co. LLC
	1,075	11.50%, 10/01/2020 ■Ϫ	863
		Virginia Electric & Power Co.
	665	4.45%, 02/15/2044	703
			135,695
		Wholesale Trade - 0.4%
		Dynegy, Inc.
	450	5.88%, 06/01/2023	441
	415	7.38%, 11/01/2022 ■	439
	205	7.63%, 11/01/2024 ■	217
		HD Supply, Inc.
	220	8.13%, 04/15/2019	238
		Heineken N.V.
	3,585	3.40%, 04/01/2022 ■	3,648
		International Paper Co.
	12,650	3.65%, 06/15/2024	12,508
	775	4.80%, 06/15/2044	763
	500	7.30%, 11/15/2039	655
		J.M. Huber Corp.
	962	9.88%, 11/01/2019 ■	1,056
		SABMiller Holdings, Inc.
	1,500	2.45%, 01/15/2017 ■	1,533
	1,475	3.75%, 01/15/2022 ■	1,524
	800	4.95%, 01/15/2042 ■	861
			23,883
		Total Corporate Bonds
		(Cost $2,314,723)	$2,359,023

Foreign Government Obligations - 5.2%
		Argentina - 0.1%
		Argentina (Republic of)
	$7,120	0.00%, 10/03/2015 - 12/31/2038 ●	$5,088
EUR	303	0.00%, 12/31/2033 ●	322
	3,470	8.28%, 12/31/2033	2,759
			$8,169
		Azerbaijan - 0.0%
		Azerbaijan (Republic of)
	1,210	4.75%, 03/18/2024 ■	1,260

		Brazil - 0.4%
		Brazil (Federative Republic of)
	2,325	2.63%, 01/05/2023	2,142
	8,265	5.00%, 01/27/2045	8,100
BRL	2,632	6.00%, 08/15/2050 ◄	1,073
	2,246	8.00%, 01/15/2018	2,485
	3,159	8.25%, 01/20/2034	4,375
BRL	13,222	10.00%, 01/01/2021 - 01/01/2025	4,772
			22,947
		Chile - 0.0%
		Chile (Republic of)
	490	3.63%, 10/30/2042	443

		Colombia - 0.4%
		Colombia (Republic of)
COP	630,225	3.50%, 03/10/2021 ◄	315
	5,880	4.00%, 02/26/2024	6,033
	3,245	4.38%, 07/12/2021	3,461
COP	484,458	4.75%, 02/23/2023 ◄	262
	370	5.63%, 02/26/2044	413
	2,600	7.38%, 09/18/2037	3,504
COP	1,295,400	7.50%, 08/26/2026	659
COP	1,450,000	7.75%, 04/14/2021	767
	1,539	8.13%, 05/21/2024	2,051
COP	10,000	9.85%, 06/28/2027	6
	85	10.38%, 01/28/2033	133
	1,536	11.75%, 02/25/2020	2,185
COP	108,000	12.00%, 10/22/2015	56
			19,845
		Croatia - 0.1%
		Croatia (Republic of)
	460	6.25%, 04/27/2017 ■	492
	1,720	6.25%, 04/27/2017 §	1,842
	520	6.63%, 07/14/2020 §	577
	255	6.75%, 11/05/2019 §	283
			3,194

The accompanying notes are an integral part of these financial statements.

21

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 5.2% - (continued)
		Dominican Republic - 0.1%
		Dominican (Republic of)
	$595	6.60%, 01/28/2024 ■	$659
	1,420	7.45%, 04/30/2044 ■	1,587
	235	7.45%, 04/30/2044 §	263
	250	7.50%, 05/06/2021 §	284
			2,793
		Ecuador - 0.1%
		Ecuador (Republic of)
	3,180	9.38%, 12/15/2015 §	3,307

		Hungary - 0.1%
		Hungary (Republic of)
	2,996	4.00%, 03/25/2019	3,069
	1,518	4.13%, 02/19/2018	1,568
	1,584	5.38%, 03/25/2024	1,695
EUR	550	5.75%, 06/11/2018 §	776
	363	6.25%, 01/29/2020	408
			7,516
		Iceland - 0.0%
		Iceland (Republic of)
	1,755	4.88%, 06/16/2016 §	1,842
	226	5.88%, 05/11/2022 ■	255
			2,097
		Indonesia - 0.6%
		Indonesia (Republic of)
	3,766	3.75%, 04/25/2022 §	3,747
	6,515	4.88%, 05/05/2021 §	6,963
	1,340	5.25%, 01/17/2042 §	1,343
	465	5.38%, 10/17/2023 ■	511
	260	5.38%, 10/17/2023 §	286
	2,120	5.88%, 03/13/2020 §	2,372
	6,106	6.63%, 02/17/2037 §	7,129
	2,650	7.75%, 01/17/2038 §	3,488
	3,157	8.50%, 10/12/2035 §	4,404
	1,365	11.63%, 03/04/2019 §	1,829
			32,072
		Ivory Coast - 0.0%
		Cote d'Ivoire (Republic of)
	1,595	5.38%, 07/23/2024 §	1,535

		Jamaica - 0.0%
		Jamaica (Government of)
	585	7.63%, 07/09/2025	625

		Kazakhstan - 0.0%
		Kazakhstan (Republic of)
	1,435	3.88%, 10/14/2024 ■	1,410
	715	4.88%, 10/14/2044 ■	690
			2,100
		Kenya - 0.0%
		Kenya (Republic of)
	375	5.88%, 06/24/2019 ■	389
	835	6.88%, 06/24/2024 ■	889
			1,278
		Latvia - 0.2%
		Latvia (Republic of)
	1,095	2.75%, 01/12/2020 ■	1,083
	5,340	2.75%, 01/12/2020 §	5,280
	385	5.25%, 02/22/2017 ■	419
	2,340	5.25%, 02/22/2017 - 06/16/2021 §	2,609
			9,391
		Lithuania - 0.1%
		Lithuania (Republic of)
	2,160	6.13%, 03/09/2021 §	2,517
	4,435	7.38%, 02/11/2020 §	5,366
			7,883
		Mexico - 0.6%
		Mexico (United Mexican States)
	4,528	3.63%, 03/15/2022	4,641
MXN	9,852	4.50%, 12/04/2025 - 11/22/2035 ◄	862
	4,726	4.75%, 03/08/2044	4,799
	6,252	5.55%, 01/21/2045	7,096
	2,006	5.75%, 10/12/2110	2,124
	6,224	6.05%, 01/11/2040	7,516
	1,949	6.75%, 09/27/2034	2,517
MXN	26,330	10.00%, 12/05/2024	2,556
			32,111
		Morocco - 0.1%
		Morocco (Kingdom of)
EUR	1,325	3.50%, 06/19/2024 §	1,699
EUR	460	4.50%, 10/05/2020 §	636
	800	5.50%, 12/11/2042 §	814
			3,149
		Panama - 0.1%
		Panama (Republic of)
	450	4.00%, 09/22/2024	460
	122	7.25%, 03/15/2015	125
	651	8.88%, 09/30/2027	933
	1,302	9.38%, 04/01/2029	1,946
			3,464
		Peru - 0.1%
		Peru (Republic of)
PEN	3,325	5.20%, 09/12/2023	1,122
	1,010	5.63%, 11/18/2050	1,141
PEN	1,450	6.95%, 08/12/2031	529
PEN	75	7.84%, 08/12/2020	30
	1,455	8.38%, 05/03/2016	1,611
	435	8.75%, 11/21/2033	669
	25	9.88%, 02/06/2015	25
			5,127
		Philippines - 0.3%
		Philippines (Republic of)
	1,910	5.50%, 03/30/2026	2,230
	3,085	7.75%, 01/14/2031	4,381
	1,165	8.38%, 06/17/2019	1,468
	5,040	9.50%, 02/02/2030	8,045
	1,080	10.63%, 03/16/2025	1,709
			17,833
		Poland - 0.1%
		Poland (Republic of)
	765	4.00%, 01/22/2024	804
	2,055	5.00%, 03/23/2022	2,309
			3,113

The accompanying notes are an integral part of these financial statements.

22

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 5.2% - (continued)
		Romania - 0.2%
		Romania (Republic of)
EUR	1,395	3.63%, 04/24/2024 §	$1,865
	1,372	4.38%, 08/22/2023 §	1,429
EUR	355	4.63%, 09/18/2020 §	506
	392	4.88%, 01/22/2024 ■	422
	1,462	4.88%, 01/22/2024 §	1,575
EUR	510	4.88%, 11/07/2019 §	727
	894	6.13%, 01/22/2044 ■	1,047
	1,420	6.13%, 01/22/2044 §	1,663
	2,666	6.75%, 02/07/2022 §	3,194
			12,428
		Russia - 0.5%
		Russia (Federation of)
	200	3.63%, 04/29/2015 ■	201
	800	3.63%, 04/29/2015 §	803
	1,600	4.88%, 09/16/2023 ■	1,602
	5,600	4.88%, 09/16/2023 §	5,608
	400	5.00%, 04/29/2020 §	412
	17,623	7.50%, 03/31/2030 §	19,994
			28,620
		Slovenia - 0.1%
		Slovenia (Republic of)
	1,210	5.25%, 02/18/2024 ■	1,303
	995	5.50%, 10/26/2022 §	1,093
	1,045	5.85%, 05/10/2023 ■	1,173
			3,569
		South Africa - 0.1%
		South Africa (Republic of)
ZAR	20,800	7.00%, 02/28/2031	1,660
ZAR	14,645	8.75%, 02/28/2048	1,340
			3,000
		Sri Lanka - 0.0%
		Sri Lanka (Republic of)
	230	5.13%, 04/11/2019 ■	237
	2,235	6.00%, 01/14/2019 ■	2,369
			2,606
		Turkey - 0.4%
		Turkey (Republic of)
	545	5.13%, 03/25/2022	579
	4,370	5.63%, 03/30/2021 ☼	4,785
	3,210	5.75%, 03/22/2024	3,545
	2,983	6.75%, 04/03/2018	3,333
	2,970	7.00%, 09/26/2016	3,247
	1,990	7.38%, 02/05/2025	2,460
	4,125	7.50%, 07/14/2017	4,641
			22,590
		Ukraine - 0.1%
		Ukraine (Government of)
	350	6.25%, 06/17/2016 ■	312
	1,300	6.25%, 06/17/2016 §	1,157
	2,320	6.58%, 11/21/2016 §	2,042
	105	6.88%, 09/23/2015 §	96
	600	7.95%, 02/23/2021 §	527
			4,134
		Uruguay - 0.1%
		Uruguay (Republic of)
	545	4.13%, 11/20/2045	476
	4,749	4.50%, 08/14/2024	5,010
	2,087	5.10%, 06/18/2050	2,069
			7,555
		Venezuela - 0.2%
		Venezuela (Republic of)
	2,355	6.00%, 12/09/2020 §	1,401
	3,110	7.75%, 10/13/2019 §	2,014
	3,280	9.25%, 05/07/2028 §	2,083
	3,080	9.38%, 01/13/2034	1,971
	1,085	11.95%, 08/05/2031 §	789
			8,258
		Total Foreign Government Obligations
		(Cost $278,989)	$284,012

Municipal Bonds - 0.3%
		General Obligations - 0.2%
		California State GO,
	$725	7.30%, 10/01/2039	$1,039
	1,730	7.60%, 11/01/2040	2,627
	550	7.63%, 03/01/2040	821
		California State GO, Taxable,
	2,795	7.55%, 04/01/2039	4,198
		Illinois State GO,
	155	5.10%, 06/01/2033	152
	585	5.67%, 03/01/2018	645
			9,482
		Higher Education (Univ., Dorms, etc.) - 0.0%
		Massachusetts State Development Fin Agency Rev,
	110	5.35%, 12/01/2028	122

		Miscellaneous - 0.0%
		California State Public Works Board Lease Rev,
	50	8.36%, 10/01/2034	72

		Transportation - 0.1%
		Grand Parkway Transportation Corp TX, Toll Rev,
	1,195	5.18%, 10/01/2042	1,414
		New Jersey State Turnpike Auth, Taxable,
	50	7.41%, 01/01/2040	73
		New York & New Jersey PA,
	1,850	4.46%, 10/01/2062	1,864
	15	4.93%, 10/01/2051	16
	900	4.96%, 08/01/2046	1,001
	4,165	5.31%, 08/01/2046	4,424
		North Texas Tollway Auth Rev,
	455	6.72%, 01/01/2049	633
			9,425
		Total Municipal Bonds
		(Cost $17,104)	$19,101

Senior Floating Rate Interests ♦ - 0.2%
		Computer and Electronic Product Manufacturing - 0.0%
		Freescale Semiconductor, Inc.
	$837	5.00%, 01/15/2021	$835

The accompanying notes are an integral part of these financial statements.

23

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 0.2% - (continued)
	Finance and Insurance - 0.0%
	Asurion LLC
$775	8.50%, 03/03/2021 ☼	$787

	Mining - 0.0%
	Arch Coal, Inc.
1,675	6.25%, 05/16/2018 ☼	1,477

	Other Services - 0.0%
	Gardner Denver, Inc.
1,929	4.25%, 07/30/2020 ☼	1,900

	Petroleum and Coal Products Manufacturing - 0.0%
	Crosby Worldwide Ltd.
1,558	4.00%, 11/23/2020 ☼	1,490

	Retail Trade - 0.1%
	Lands' End, Inc.
1,141	4.25%, 04/04/2021 ☼	1,114
	Neiman Marcus (The) Group, Inc.
1,840	4.25%, 10/25/2020 ☼	1,814
		2,928
	Utilities - 0.1%
	Texas Competitive Electric Holdings Co. LLC
3,799	4.65%, 10/10/2017 ☼Ψ	2,763

	Total Senior Floating Rate Interests
	(Cost $12,508)	$12,180

U.S. Government Securities - 0.1%
U.S. Treasury Securities - 0.1%
	U.S. Treasury Bonds - 0.0%
$1,350	3.13%, 08/15/2044 ╦	$1,367
410	3.38%, 05/15/2044 Θ	435
		1,802
	U.S. Treasury Notes - 0.1%
850	0.50%, 09/30/2016 ‡	850
1,250	2.38%, 08/15/2024 ‡	1,255
		2,105
		3,907
	Total U.S. Government Securities
	(Cost $3,885)	$3,907

	Total Long-Term Investments Excluding Purchased Options
	(Cost $4,795,901)	$5,300,529

Short-Term Investments - 2.6%
Repurchase Agreements - 2.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $400, collateralized by U.S. Treasury Note 1.50%, 2019, value of $408)
$400	0.08%, 10/31/2014	$400
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $6,808, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $6,945)
6,808	0.09%, 10/31/2014	6,808
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,829, collateralized by U.S. Treasury Bond
2.88% - 5.25%, 2029 - 2043, U.S. Treasury
Note 0.38% - 4.50%, 2015 - 2022, value of
	$1,866)
1,829	0.08%, 10/31/2014	1,829
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$6,201, collateralized by FHLMC 2.00% -
5.50%, 2022 - 2034, FNMA 2.00% - 4.50%,
2024 - 2039, GNMA 3.00%, 2043, U.S.
	Treasury Note 4.63%, 2017, value of $6,325)
6,201	0.10%, 10/31/2014	6,201
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$23,365, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$23,832)
23,365	0.08%, 10/31/2014	23,365
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $26,856,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $27,393)
26,856	0.09%, 10/31/2014	26,856
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $1,550, collateralized by U.S. Treasury Note 0.88%, 2017, value of $1,581)
1,550	0.13%, 10/31/2014	1,550
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $2,282, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$2,328)
2,282	0.07%, 10/31/2014	2,282
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$24,041, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note
	1.38% - 4.25%, 2015 - 2022, value of $24,521)
24,040	0.08%, 10/31/2014	24,040

The accompanying notes are an integral part of these financial statements.

24

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 2.6% - (continued)
Repurchase Agreements - 2.6% - (continued)
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$46,587, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75%
	- 2.88%, 2018 - 2019, value of $47,518)
$46,586	0.10%, 10/31/2014		$46,586
			139,917
	Total Short-Term Investments
	(Cost $139,917)		$139,917

	Total Investments Excluding Purchased Options
	(Cost $4,935,818)	99.8%	$5,440,446
	Total Purchased Options
	(Cost $2)	—%	—
	Total Investments
	(Cost $4,935,820) ▲	99.8%	$5,440,446
	Other Assets and Liabilities	0.2%	10,956
	Total Net Assets	100.0%	$5,451,402

The accompanying notes are an integral part of these financial statements.

25

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $4,937,748 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$527,796
Unrealized Depreciation	(25,098)
Net Unrealized Appreciation	$502,698

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

Ϫ	The issuer is in bankruptcy. The investment held by the Fund has made partial interest payments.

Ω	Debt security in default due to bankruptcy.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $496,775, which represents 9.1% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $139,550, which represents 2.6% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Þ	This security may pay interest in the form of additional principal in lieu of cash.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $21,530 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Θ	This security, or a portion of this security, has been pledged as collateral in connection with OTC option and/or swaption contracts.

The accompanying notes are an integral part of these financial statements.

26

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
OTC option and/or OTC swap contracts	$–	$575
Futures contracts	5,059	–
Centrally cleared swaps contracts	129	–
Total	$5,188	$575

OTC Swaption Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Puts
Credit Default Swaption CDX.NA.IG.22	BNP	CR	0.73%	11/19/14	USD	1,775,000	$–	$2	$(2)

Written swaption contracts:
Calls
Credit Default Swaption CDX.NA.IG.22	BNP	CR	0.60%	11/19/14	USD	1,775,000	$1	$1	$–
Credit Default Swaption CDX.NA.IG.23	BNP	CR	0.70%	11/19/14	USD	2,204,000	7	5	(2)
Total Calls						3,979,000	$8	$6	$(2)
Puts
Credit Default Swaption CDX.NA.IG.23	BNP	CR	0.70%	11/19/14	USD	2,204,000	$1	$3	$2

Total written swaption contracts						6,183,000	$9	$9	$–

*	The number of contracts does not omit 000's.
Δ	For purchased swaptions, premiums are paid by the Fund, for written swaptions, premiums are received.

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 2-Year Note Future	760	12/31/2014	$166,347	$166,868	$521	$–	$–	$(47)
U.S. Treasury 5-Year Note Future	7,357	12/31/2014	873,438	878,644	5,206	–	–	(1207)
U.S. Treasury Long Bond Future	1,775	12/19/2014	246,479	250,441	3,962	–	–	(832)
Total					$9,689	$–	$–	$(2,086)
Short position contracts:
Euro-BOBL Future	1	12/08/2014	$159	$160	$–	$(1)	$–	$–
Euro-BUND Future	18	12/08/2014	3,356	3,404	–	(48)	–	(1)
U.S. Treasury 10-Year Note Future	8,649	12/19/2014	1,087,126	1,092,882	–	(5,756)	2,431	(91)
U.S. Treasury CME Ultra Long Term Bond Future	167	12/19/2014	25,773	26,188	–	(415)	98	(2)
Total					$–	$(6,220)	$2,529	$(94)
Total futures contracts					$9,689	$(6,220)	$2,529	$(2,180)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on single-name issues:
Buy protection:
Colombia (Republic of)	BCLY	USD	855	(1.00)% / (0.75)%	03/20/19	$10	$–	$(9)	$–	$(19)
Colombia (Republic of)	BOA	USD	425	(1.00)% / (0.75)%	03/20/19	3	–	(5)	–	(8)
ConAgra Foods, Inc.	GSC	USD	1,075	(1.00)% / (0.53)%	12/20/19	–	(17)	(25)	–	(8)
Indonesia (Republic of)	BCLY	USD	320	(1.00)% / (1.35)%	09/20/19	7	–	5	–	(2)
Indonesia (Republic of)	BNP	USD	1,100	(1.00)% / (1.35)%	09/20/19	25	–	18	–	(7)
Indonesia (Republic of)	GSC	USD	145	(1.00)% / (1.35)%	09/20/19	3	–	2	–	(1)
Venezuela (Republic of)	BOA	USD	745	(5.00)% / (18.38)%	03/20/19	139	–	253	114	–
Venezuela (Republic of)	DEUT	USD	1,315	(5.00)% / (18.38)%	03/20/19	248	–	447	199	–
Total						$435	$(17)	$686	$313	$(45)
Sell protection:
Illinois State GO	GSC	USD	900	1.00% / 1.11%	06/20/17	$4	$–	$(2)	$–	$(6)
International Lease Finance Corp.	BCLY	USD	473	5.00% / 2.15%	12/20/19	60	–	63	3	–
Kazakhstan (Republic of)	BCLY	USD	435	1.00% / 1.53%	06/20/19	–	(16)	(10)	6	–
Kazakhstan (Republic of)	DEUT	USD	90	1.00% / 1.53%	06/20/19	–	(4)	(2)	2	–
Kazakhstan (Republic of)	MSC	USD	140	1.00% / 1.53%	06/20/19	–	(5)	(3)	2	–
Peru (Republic of)	BCLY	USD	860	1.00% / 0.83%	03/20/19	–	(11)	6	17	–
Peru (Republic of)	BOA	USD	420	1.00% / 0.83%	03/20/19	–	(4)	3	7	–
Turkey (Republic of)	BNP	USD	1,420	1.00% / 1.66%	09/20/19	–	(51)	(43)	8	–
Turkey (Republic of)	DEUT	USD	1,655	1.00% / 1.72%	12/20/19	–	(76)	(58)	18	–
Turkey (Republic of)	GSC	USD	145	1.00% / 1.66%	09/20/19	–	(6)	(5)	1	–
Turkey (Republic of)	GSC	USD	3,270	1.00% / 1.72%	12/20/19	–	(147)	(115)	32	–
Total						$64	$(320)	$(166)	$96	$(6)
Total single-name issues						$499	$(337)	$520	$409	$(51)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.22	CME	USD	2,807	5.00%	06/20/19	$193	$210	$17	$–	$9	$–

(a)	The FCM to the contracts is GSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

28

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2014

Clearing	Payments made	Payments received	Notional		Expiration	Upfront Premiums Paid	Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
House (a)	by Fund	by Fund	Amount		Date	(Received)	Value ╪	Asset	Liability	Asset	Liability
LCH	0.43% Fixed	6M EURIBOR	EUR	200	09/17/17	$–	$(1)	$–	$(1)	$–	$–

(a)	The FCM to the contracts is GSC.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
BRL	Buy	12/02/2014	DEUT	$416	$420	$4	$–
BRL	Sell	12/02/2014	JPM	215	214	1	–
BRL	Sell	12/02/2014	MSC	1,553	1,563	–	(10)
BRL	Sell	12/02/2014	UBS	3,406	3,169	237	–
BRL	Sell	12/02/2014	UBS	1,553	1,563	–	(10)
CAD	Buy	11/28/2014	BOA	180	179	–	(1)
CAD	Sell	11/28/2014	BOA	180	179	1	–
CLP	Buy	12/17/2014	BNP	1,522	1,565	43	–
CLP	Sell	12/17/2014	BNP	378	391	–	(13)
CLP	Sell	12/17/2014	BOA	759	783	–	(24)
CLP	Sell	12/17/2014	SCB	377	391	–	(14)
COP	Sell	12/17/2014	BOA	683	660	23	–
COP	Sell	12/17/2014	BOA	1,440	1,441	–	(1)
EUR	Buy	12/17/2014	CBK	139	137	–	(2)
EUR	Buy	12/17/2014	CSFB	235	233	–	(2)
EUR	Buy	12/17/2014	DEUT	705	691	–	(14)
EUR	Buy	11/04/2014	HSBC	2,615	2,615	–	–
EUR	Sell	12/17/2014	DEUT	9,145	8,854	291	–
EUR	Sell	11/28/2014	HSBC	2,616	2,616	–	–
EUR	Sell	12/17/2014	HSBC	270	262	8	–
EUR	Sell	11/28/2014	JPM	9,039	8,944	95	–
EUR	Sell	12/17/2014	RBS	71	69	2	–
IDR	Buy	12/17/2014	UBS	1,494	1,476	–	(18)
INR	Buy	12/17/2014	CBK	2,893	2,878	–	(15)
INR	Sell	12/17/2014	JPM	1,492	1,488	4	–
INR	Sell	12/17/2014	SSG	1,394	1,389	5	–
MXN	Buy	12/17/2014	DEUT	283	282	–	(1)
MXN	Buy	12/17/2014	JPM	2,442	2,400	–	(42)
MYR	Buy	12/17/2014	UBS	1,489	1,448	–	(41)
PEN	Sell	12/17/2014	SCB	1,766	1,738	28	–
PHP	Buy	12/17/2014	JPM	1,539	1,538	–	(1)
ZAR	Sell	12/17/2014	DEUT	1,483	1,490	–	(7)
ZAR	Sell	12/17/2014	RBS	1,422	1,425	–	(3)
Total						$742	$(219)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

29

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	EURO
IDR	Indonesian New Rupiah
INR	Indian Rupee
MXN	Mexican New Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippine Peso
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue

Other Abbreviations:
ADR	American Depositary Receipt
CR	Credit
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

30

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$93,971	$–	$66,975	$26,996
Common Stocks ‡	2,524,030	2,328,009	196,021	–
Corporate Bonds	2,359,023	–	2,359,013	10
Foreign Government Obligations	284,012	–	284,012	–
Municipal Bonds	19,101	–	19,101	–
Preferred Stocks	4,305	4,305	–	–
Senior Floating Rate Interests	12,180	–	12,180	–
U.S. Government Securities	3,907	2,622	1,285	–
Short-Term Investments	139,917	–	139,917	–
Purchased Options	–	–	–	–
Total	$5,440,446	$2,334,936	$3,078,504	$27,006
Foreign Currency Contracts *	$742	$–	$742	$–
Futures *	9,689	9,689	–	–
Swaps - Credit Default *	426	–	426	–
Total	$10,857	$9,689	$1,168	$–
Liabilities:
Written Options	9	–	9	–
Total	$9	$–	$9	$–
Foreign Currency Contracts *	$219	$–	$219	$–
Futures *	6,220	6,220	–	–
Swaps - Credit Default *	51	–	51	–
Swaps - Interest Rate *	1	–	1	–
Total	$6,491	$6,220	$271	$–

♦	For the year ended October 31, 2014, investments valued at $388 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1) Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

2) U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3) Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$12,771	$444	$258	†	$590	$17,925	$(4,758)	$504	$(738)	$26,996
Corporate Bonds	1,746	48	42	‡	1	—	(1,827)	—	—	10
Total	$14,517	$492	$300		$591	$17,925	$(6,585)	$504	$(738)	$27,006

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $260.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(10).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

31

The Hartford Balanced Income Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,935,820)	$5,440,446
Cash	7,255	*
Unrealized appreciation on foreign currency contracts	742
Unrealized appreciation on OTC swap contracts	409
Receivables:
Investment securities sold	11,306
Fund shares sold	25,208
Dividends and interest	33,735
Variation margin on financial derivative instruments	2,538
OTC swap premiums paid	499
Other assets	195
Total assets	5,522,333
Liabilities:
Unrealized depreciation on foreign currency contracts	219
Unrealized depreciation on OTC swap contracts	51
Payables:
Investment securities purchased	59,378
Fund shares redeemed	6,081
Investment management fees	587
Administrative fees	6
Distribution fees	482
Collateral received from broker	575
Variation margin on financial derivative instruments	2,180
Accrued expenses	598
OTC swap premiums received	337
Written option contracts (proceeds $9)	9
Other liabilities	428
Total liabilities	70,931
Net assets	$5,451,402
Summary of Net Assets:
Capital stock and paid-in-capital	$4,852,806
Undistributed net investment income	8,415
Accumulated net realized gain	81,252
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	508,929
Net assets	$5,451,402

* Cash of $5,188 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

32

The Hartford Balanced Income Fund
Statement of Assets and Liabilities – (continued)
October 31, 2014
(000’s Omitted)

Shares authorized	1,450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.72/$14.52
Shares outstanding	168,878
Net assets	$2,317,429
Class B: Net asset value per share	$13.69
Shares outstanding	1,377
Net assets	$18,846
Class C: Net asset value per share	$13.56
Shares outstanding	138,985
Net assets	$1,884,930
Class I: Net asset value per share	$13.72
Shares outstanding	75,170
Net assets	$1,031,554
Class R3: Net asset value per share	$13.77
Shares outstanding	7,765
Net assets	$106,894
Class R4: Net asset value per share	$13.77
Shares outstanding	3,936
Net assets	$54,196
Class R5: Net asset value per share	$13.78
Shares outstanding	948
Net assets	$13,069
Class Y: Net asset value per share	$13.84
Shares outstanding	1,769
Net assets	$24,484

The accompanying notes are an integral part of these financial statements.

33

The Hartford Balanced Income Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$69,744
Interest	95,003
Less: Foreign tax withheld	(1,443)
Total investment income	163,304

Expenses:
Investment management fees	26,639
Administrative services fees
Class R3	162
Class R4	74
Class R5	12
Transfer agent fees
Class A	2,042
Class B	41
Class C	1,290
Class I	640
Class R3	2
Class R4	1
Class R5	1
Class Y	—
Distribution fees
Class A	5,278
Class B	51
Class C	15,852
Class R3	404
Class R4	124
Custodian fees	49
Accounting services fees	925
Registration and filing fees	324
Board of Directors' fees	114
Audit fees	44
Other expenses	703
Total expenses (before waivers and fees paid indirectly)	54,772
Expense waivers	(128)
Commission recapture	(14)
Custodian fee offset	—
Total waivers and fees paid indirectly	(142)
Total expenses, net	54,630
Net Investment Income	108,674
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	83,149
Net realized loss on purchased option contracts	(7)
Net realized loss on futures contracts	(4,311)
Net realized gain on written option contracts	4
Net realized gain on swap contracts	3,331
Net realized gain on foreign currency contracts	633
Net realized gain on other foreign currency transactions	155
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	82,954
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	197,189
Net unrealized depreciation of purchased option contracts	(2)
Net unrealized appreciation of futures contracts	3,335
Net unrealized appreciation of written option contracts	—
Net unrealized depreciation of swap contracts	(2,695)
Net unrealized appreciation of foreign currency contracts	789
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(76)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	198,540
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	281,494
Net Increase in Net Assets Resulting from Operations	$390,168

The accompanying notes are an integral part of these financial statements.

34

The Hartford Balanced Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$108,674	$71,749
Net realized gain on investments, other financial instruments and foreign currency transactions	82,954	51,350
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	198,540	175,930
Net Increase in Net Assets Resulting from Operations	390,168	299,029
Distributions to Shareholders:
From net investment income
Class A	(51,722)	(36,895)
Class B	(480)	(454)
Class C	(28,398)	(17,560)
Class I	(20,830)	(12,046)
Class R3	(1,787)	(895)
Class R4	(1,231)	(584)
Class R5	(316)	(158)
Class Y	(518)	(240)
Total from net investment income	(105,282)	(68,832)
From net realized gain on investments
Class A	(25,647)	(14,201)
Class B	(280)	(205)
Class C	(18,534)	(8,323)
Class I	(8,332)	(3,831)
Class R3	(849)	(354)
Class R4	(515)	(187)
Class R5	(125)	(2)
Class Y	(207)	(31)
Total from net realized gain on investments	(54,489)	(27,134)
Total distributions	(159,771)	(95,966)
Capital Share Transactions:
Class A	331,849	647,022
Class B	(3,146)	3,266
Class C	480,007	612,834
Class I	396,094	261,056
Class R3	43,669	28,556
Class R4	14,585	20,396
Class R5	3,184	8,675
Class Y	9,177	11,938
Net increase from capital share transactions	1,275,419	1,593,743
Net Increase in Net Assets	1,505,816	1,796,806
Net Assets:
Beginning of period	3,945,586	2,148,780
End of period	$5,451,402	$3,945,586
Undistributed (distributions in excess of) net investment income	$8,415	$6,636

The accompanying notes are an integral part of these financial statements.

35

The Hartford Balanced Income Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Balanced Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

36

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

37

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

38

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the

39

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as

40

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of October 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of

41

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of October 31, 2014. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

Options Contract Activity During the Year Ended October 31, 2014:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	3,979,016	9
Expired	—	—
Closed	(16)	(3)
Exercised	—	—
End of period	3,979,000	$6

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	3,979,000	4
Expired	—	—
Closed	(1,775,000)	(1)
Exercised	—	—
End of period	2,204,000	$3

 * The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In

42

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

43

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on foreign currency contracts	—	742	—	—	—	—	742
Unrealized appreciation on OTC swap contracts	—	—	409	—	—	—	409
Variation margin receivable *	2,529	—	9	—	—	—	2,538
Total	$2,529	$742	$418	$—	$—	$—	$3,689

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$219	$—	$—	$—	$—	$219
Unrealized depreciation on OTC swap contracts	—	—	51	—	—	—	51
Variation margin payable *	2,180	—	—	—	—	—	2,180
Written option contracts, market value	—	—	9	—	—	—	9
Total	$2,180	$219	$60	$—	$—	$—	$2,459

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $3,469 and open centrally cleared swaps net cumulative appreciation of $16 as reported in the Schedule of Investments.

44

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The ratio of futures market value to net assets at October 31, 2014 was 30.79%, compared to the twelve-month average ratio of 13.63% during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$(7)	$—	$—	$—	$—	$—	$(7)
Net realized loss on futures contracts	(4,311)	—	—	—	—	—	(4,311)
Net realized gain on written option contracts	3	—	1	—	—	—	4
Net realized gain on swap contracts	—	—	3,331	—	—	—	3,331
Net realized gain on foreign currency contracts	—	633	—	—	—	—	633
Total	$(4,315)	$633	$3,332	$—	$—	$—	$(350)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$—	$—	$(2)	$—	$—	$—	$(2)
Net change in unrealized appreciation of futures contracts	3,335	—	—	—	—	—	3,335
Net change in unrealized appreciation of written option contracts	—	—	—	—	—	—	—
Net change in unrealized depreciation of swap contracts	(1)	—	(2,694)	—	—	—	(2,695)
Net change in unrealized appreciation of foreign currency contracts	—	789	—	—	—	—	789
Total	$3,334	$789	$(2,696)	$—	$—	$—	$1,427

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received		Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$797	$(104)	$—	$(566	)†	$127
Futures contracts - variation margin receivable	2,529	(2,180)	—	—		349
Swap contracts - variation margin receivable	9	—	—	—		9
Unrealized appreciation on foreign currency contracts	742	(187)	—	—		555
Total subject to a master netting or similar arrangement	$4,077	$(2,471)	$—	$(566)		$1,040

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.
†	An additional $9 of cash collateral was received by the Fund related to derivative assets.

45

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option and OTC swap contracts at market value	$286	$(104)	$—	$—	$182
Futures contracts - variation margin payable	2,180	(2,180)	—	(5,059)	—
Swaps contracts - variation margin payable	—	—	—	—	—
Unrealized depreciation on foreign currency contracts	219	(187)	—	—	32
Total subject to a master netting or similar arrangement	$2,685	$(2,471)	$—	$(5,059)	$214

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

46

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$115,187	$82,184
Long-Term Capital Gains ‡	44,584	13,782

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$26,524
Undistributed Long-Term Capital Gain	69,258
Unrealized Appreciation*	502,897
Total Accumulated Earnings	$598,679

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(1,613)
Accumulated Net Realized Gain (Loss)	1,613

47

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.700%
On next $250 million	0.630%
On next $500 million	0.600%
On next $1.5 billion	0.570%
On next $2.5 billion	0.550%
On next $5 billion	0.530%
Over $10 billion	0.525%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

48

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.99%	1.74%	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%

* The reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees that took effect June 30, 2012, in order to comply with applicable FINRA rules, caused the limit on net operating expenses attributable to Class B shares to be, effectively, 0.99%.

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	0.97%
Class B	0.99
Class C	1.70
Class I	0.70
Class R3	1.24
Class R4	0.94
Class R5	0.69
Class Y	0.62

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $15,439 and contingent deferred sales charges of $321 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective June 30, 2012, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with applicable FINRA rules, although it is possible that such fees may be charged in the future. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with

49

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $8. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$2,933,652	$27,000	$2,960,652
Sales Proceeds	1,727,444	66,033	1,793,477

50

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	51,873	5,684	(32,666)	24,891	69,317	3,998	(21,724)	51,591
Amount	$694,460	$75,233	$(437,844)	$331,849	$871,692	$49,453	$(274,123)	$647,022
Class B
Shares	213	51	(498)	(234)	551	47	(335)	263
Amount	$2,828	$676	$(6,650)	$(3,146)	$6,896	$573	$(4,203)	$3,266
Class C
Shares	49,862	3,183	(16,831)	36,214	58,722	1,850	(11,341)	49,231
Amount	$661,025	$41,562	$(222,580)	$480,007	$731,990	$22,616	$(141,772)	$612,834
Class I
Shares	41,224	1,817	(13,707)	29,334	33,806	1,019	(14,100)	20,725
Amount	$555,342	$24,120	$(183,368)	$396,094	$426,625	$12,635	$(178,204)	$261,056
Class R3
Shares	4,024	196	(972)	3,248	3,229	100	(1,082)	2,247
Amount	$54,134	$2,613	$(13,078)	$43,669	$41,043	$1,238	$(13,725)	$28,556
Class R4
Shares	1,857	123	(879)	1,101	3,315	56	(1,722)	1,649
Amount	$24,762	$1,635	$(11,812)	$14,585	$41,439	$702	$(21,745)	$20,396
Class R5
Shares	363	33	(155)	241	766	13	(85)	694
Amount	$4,835	$441	$(2,092)	$3,184	$9,590	$160	$(1,075)	$8,675
Class Y
Shares	915	53	(292)	676	1,005	21	(81)	945
Amount	$12,385	$705	$(3,913)	$9,177	$12,714	$263	$(1,039)	$11,938
Total
Shares	150,331	11,140	(66,000)	95,471	170,711	7,104	(50,470)	127,345
Amount	$2,009,771	$146,985	$(881,337)	$1,275,419	$2,141,989	$87,640	$(635,886)	$1,593,743

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	50	$665
For the Year Ended October 31, 2013	29	$370

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the

51

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At the August 5-6, 2014 meeting, the Board of Directors approved the creation of Class R6 shares for the Fund. Class R6 shares launched on November 7, 2014. In connection with the launch of the Class R6 shares, an updated prospectus, dated November 7, 2014, and Statement of Additional Information, dated March 1, 2014, as amended November 7, 2014, for the Fund were filed with the U.S. Securities and Exchange Commission.

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

52

The Hartford Balanced Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$13.05	$0.34	$0.83	$1.17	$(0.32)	$(0.18)	$(0.50)	$13.72	9.19%	$2,317,429	0.97%	0.97%	2.56%
B	13.01	0.34	0.84	1.18	(0.32)	(0.18)	(0.50)	13.69	9.25	18,846	1.07	0.99	2.56
C	12.91	0.24	0.82	1.06	(0.23)	(0.18)	(0.41)	13.56	8.39	1,884,930	1.70	1.70	1.81
I	13.05	0.38	0.83	1.21	(0.36)	(0.18)	(0.54)	13.72	9.47	1,031,554	0.70	0.70	2.80
R3	13.10	0.30	0.84	1.14	(0.29)	(0.18)	(0.47)	13.77	8.90	106,894	1.32	1.24	2.26
R4	13.10	0.35	0.83	1.18	(0.33)	(0.18)	(0.51)	13.77	9.19	54,196	1.02	0.94	2.58
R5	13.11	0.38	0.83	1.21	(0.36)	(0.18)	(0.54)	13.78	9.44	13,069	0.73	0.69	2.83
Y	13.16	0.39	0.84	1.23	(0.37)	(0.18)	(0.55)	13.84	9.55	24,484	0.62	0.62	2.89

For the Year Ended October 31, 2013
A	$12.24	$0.32	$0.94	$1.26	$(0.30)	$(0.15)	$(0.45)	$13.05	10.57%	$1,879,401	0.99%	0.96%	2.53%
B	12.20	0.32	0.94	1.26	(0.30)	(0.15)	(0.45)	13.01	10.60	20,966	1.10	0.96	2.55
C	12.13	0.22	0.93	1.15	(0.22)	(0.15)	(0.37)	12.91	9.70	1,326,973	1.72	1.70	1.78
I	12.24	0.35	0.94	1.29	(0.33)	(0.15)	(0.48)	13.05	10.84	598,310	0.73	0.71	2.77
R3	12.29	0.29	0.94	1.23	(0.27)	(0.15)	(0.42)	13.10	10.27	59,155	1.33	1.22	2.26
R4	12.28	0.32	0.95	1.27	(0.30)	(0.15)	(0.45)	13.10	10.64	37,128	1.03	0.91	2.55
R5	12.29	0.36	0.94	1.30	(0.33)	(0.15)	(0.48)	13.11	10.90	9,269	0.73	0.69	2.80
Y	12.34	0.36	0.95	1.31	(0.34)	(0.15)	(0.49)	13.16	10.91	14,384	0.63	0.62	2.81

For the Year Ended October 31, 2012
A	$11.02	$0.35	$1.18	$1.53	$(0.31)	$–	$(0.31)	$12.24	14.05%	$1,131,250	1.04%	0.83%	2.98%
B	10.98	0.30	1.16	1.46	(0.24)	–	(0.24)	12.20	13.44	16,451	1.54	1.30	2.55
C	10.94	0.25	1.18	1.43	(0.24)	–	(0.24)	12.13	13.22	649,208	1.79	1.58	2.19
I	11.02	0.37	1.18	1.55	(0.33)	–	(0.33)	12.24	14.31	307,422	0.81	0.59	3.19
R3	11.06	0.31	1.20	1.51	(0.28)	–	(0.28)	12.29	13.84	27,888	1.41	1.11	2.64
R4	11.06	0.33	1.21	1.54	(0.32)	–	(0.32)	12.28	14.08	14,568	1.17	0.83	2.77
R5	11.06	0.38	1.18	1.56	(0.33)	–	(0.33)	12.29	14.33	164	0.76	0.56	3.29
Y	11.05	0.37	1.26	1.63	(0.34)	–	(0.34)	12.34	14.98	1,829	0.74	0.56	3.14

For the Year Ended October 31, 2011
A	$10.55	$0.37	$0.44	$0.81	$(0.34)	$–	$(0.34)	$11.02	7.78%	$395,347	1.17%	0.67%	3.44%
B	10.51	0.28	0.44	0.72	(0.25)	–	(0.25)	10.98	6.96	9,328	2.05	1.50	2.61
C	10.48	0.29	0.44	0.73	(0.27)	–	(0.27)	10.94	7.05	140,127	1.90	1.40	2.70
I	10.54	0.39	0.45	0.84	(0.36)	–	(0.36)	11.02	8.11	62,139	0.94	0.44	3.62
R3	10.58	0.32	0.46	0.78	(0.30)	–	(0.30)	11.06	7.45	5,333	1.50	1.00	2.96
R4	10.58	0.37	0.44	0.81	(0.33)	–	(0.33)	11.06	7.82	463	1.22	0.70	3.37
R5	10.58	0.41	0.44	0.85	(0.37)	–	(0.37)	11.06	8.13	119	0.91	0.40	3.75
Y	10.57	0.42	0.43	0.85	(0.37)	–	(0.37)	11.05	8.23	136	0.81	0.31	3.84

See Portfolio Turnover information on the next page.

53

The Hartford Balanced Income Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2010 (D)
A	$9.44	$0.33	$1.11	$1.44	$(0.33)	$–	$(0.33)	$10.55	15.55%		$178,227	1.24%		0.74%		3.73%
B	9.40	0.29	1.07	1.36	(0.25)	–	(0.25)	10.51	14.69		5,008	2.13		1.50		3.07
C	9.40	0.26	1.10	1.36	(0.28)	–	(0.28)	10.48	14.66		52,740	1.98		1.48		2.82
I(E)	9.81	0.25	0.74	0.99	(0.26)	–	(0.26)	10.54	10.23	(F)	17,593	0.99	(G)	0.49	(G)	3.52	(G)
R3(H)	9.75	0.13	0.84	0.97	(0.14)	–	(0.14)	10.58	10.03	(F)	166	1.58	(G)	1.01	(G)	3.03	(G)
R4(H)	9.75	0.14	0.84	0.98	(0.15)	–	(0.15)	10.58	10.17	(F)	112	1.28	(G)	0.71	(G)	3.40	(G)
R5(H)	9.75	0.16	0.84	1.00	(0.17)	–	(0.17)	10.58	10.33	(F)	110	0.96	(G)	0.41	(G)	3.70	(G)
Y	9.46	0.42	1.05	1.47	(0.36)	–	(0.36)	10.57	15.87		126	0.86		0.35		4.24

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on February 26, 2010.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	40%
For the Year Ended October 31, 2013	32
For the Year Ended October 31, 2012	30
For the Year Ended October 31, 2011	29
For the Year Ended October 31, 2010	34

54

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

55

The Hartford Balanced Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

56

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

57

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

58

The Hartford Balanced Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

59

The Hartford Balanced Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,029.40	$4.95	$1,000.00	$1,020.33	$4.92	0.97%	184	365
Class B	$1,000.00	$1,029.30	$5.06	$1,000.00	$1,020.21	$5.04	0.99	184	365
Class C	$1,000.00	$1,025.50	$8.69	$1,000.00	$1,016.62	$8.65	1.70	184	365
Class I	$1,000.00	$1,030.00	$3.60	$1,000.00	$1,021.65	$3.59	0.70	184	365
Class R3	$1,000.00	$1,028.10	$6.34	$1,000.00	$1,018.95	$6.31	1.24	184	365
Class R4	$1,000.00	$1,029.50	$4.81	$1,000.00	$1,020.47	$4.79	0.94	184	365
Class R5	$1,000.00	$1,030.70	$3.53	$1,000.00	$1,021.73	$3.52	0.69	184	365
Class Y	$1,000.00	$1,030.90	$3.19	$1,000.00	$1,022.06	$3.18	0.62	184	365

60

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Balanced Income Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

61

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its blended custom benchmark for the 1-year period and above its blended custom benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

62

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

63

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

64

The Hartford Balanced Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

65

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-BI14 12/14 113963-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD CAPITAL APPRECIATION FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Capital Appreciation A#	12.49%	13.57%	8.58%
Capital Appreciation A##	6.30%	12.30%	7.97%
Capital Appreciation B#	11.55%	12.63%	7.88%*
Capital Appreciation B##	6.55%	12.38%	7.88%*
Capital Appreciation C#	11.69%	12.77%	7.81%
Capital Appreciation C##	10.69%	12.77%	7.81%
Capital Appreciation I#	12.87%	13.91%	8.85%
Capital Appreciation R3#	12.16%	13.27%	8.45%
Capital Appreciation R4#	12.50%	13.61%	8.72%
Capital Appreciation R5#	12.82%	13.95%	8.97%
Capital Appreciation Y#	12.94%	14.07%	9.06%
Russell 3000 Index	16.07%	17.01%	8.55%
S&P 500 Index	17.27%	16.69%	8.20%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund

Manager Discussion

October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Capital Appreciation Class A	1.14%	1.14%
Capital Appreciation Class B	1.99%	1.99%
Capital Appreciation Class C	1.85%	1.85%
Capital Appreciation Class I	0.84%	0.84%
Capital Appreciation Class R3	1.40%	1.41%
Capital Appreciation Class R4	1.10%	1.10%
Capital Appreciation Class R5	0.80%	0.80%
Capital Appreciation Class Y	0.70%	0.70%

*	As shown in the Fund's prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014. Net expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014 and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated November 7, 2014, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this annual report is as of October 31, 2014 and does not reflect any changes made to the total annual fund operating expense table in the November 7, 2014 prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Saul J. Pannell, CFA	Kent M. Stahl, CFA	Gregg R. Thomas, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Director, Investments and Risk Management	Senior Vice President and Director, Risk Management

Frank D. Catrickes, CFA
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund returned 12.49%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 16.07% and 17.27%, respectively, for the same period. The Fund also underperformed the 13.21% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of volatility throughout the period. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites in February. The rally continued in May amid renewed signs of life in the housing market and the best payroll gain in more than two years. However, a pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August as investors were emboldened by encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. In September, U.S. equities retreated for just the third month this year. Despite solid manufacturing and consumer confidence readings, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. The market rose again in October on the heels of a positive earnings season and strong GDP growth for the third quarter.

All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Healthcare (+30%), Information Technology (+23%) and Utilities (+21%) sectors, while the Energy (+3%) and Telecommunication Services (+6%) and Consumer Discretionary (+9%) sectors lagged on a relative basis.

The Fund underperformed the Russell 3000 Index driven by weak stock selection within the Financials, Consumer Discretionary, and Materials sectors. Stock selection within Information Technology and Energy also detracted from returns as did our overweight to the Consumer Discretionary sector. Sector allocation, a result of bottom-up stock selection, contributed modestly to benchmark-relative results driven by our overweight to Healthcare.

Best Buy (Consumer Discretionary), Standard Chartered (Financials) and Apple (Information Technology) detracted most from relative returns during the period. U.S.-based electronics retailer Best Buy reported unfavorable domestic 2013 holiday sales that fell below expectations, sending the stock lower, and efforts to reduce costs

3

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2014 (Unaudited)

have also eroded profits. Shares of Standard Chartered, a UK-based bank holding company, declined after the bank posted a drop in third-quarter profits from a year ago as impairments for bad loans almost doubled and regulatory compliance costs increased. Shares of Apple, a maker of an interconnected ecosystem of computing and mobile devices, rose after the company posted better-than-expected quarterly earnings and gave solid guidance for the fourth quarter; our benchmark-relative underweight to the Russell 3000 Index was a detractor. Ford Motor (Consumer Discretionary) detracted from results on an absolute basis over the period.

The top contributors to relative performance included Micron Technology (Information Technology), United Continental (Industrials), and NXP Semiconductors (Information Technology). Shares of Micron Technology, a U.S.-based semiconductor manufacturer, rose on improving expectations of constructive industry consolidation, a profitable acquisition, and improving margins. The share price of Netherlands-based semiconductor company NXP Semiconductors moved higher as it continued to maintain its status as a well-positioned semiconductor manufacturers. Overall, NXP continued to benefit from a powerful combination of product cycles, structural cost savings, margin expansion, and a competitive advantage in sizable markets such as identification and smart mobile businesses. U.S.-based global airline United Continental’s shares outperformed amid falling oil prices, one of the company's largest operating expense inputs. The company also raised guidance during the third quarter, indicating better-than-expected revenues and expenses for the quarter. Gilead Sciences also contributed to results on an absolute basis over the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the global cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We believe the U.S. economy is on track for a self-sustaining expansion. After three years of fiscal consolidation, it appears that this policy drag is starting to fade, which we believe should support growth. Meanwhile, investment spending appears to be picking up. Wage trends and inflation have been quite muted in the U.S., yet below the surface it appears that U.S. firms are having a tougher time finding qualified labor. This is suggestive of growing wage pressures in 2015 along with an improving labor market. At the end of the period, our largest overweights were to the Information Technology and Healthcare sectors, while our largest underweights were to the Financials and Consumer Staples, relative to the Fund’s benchmark the Russell 3000 Index.

Diversification by Sector
as of October 31, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.5%
Consumer Staples	5.6
Energy	6.7
Financials	14.1
Health Care	15.6
Industrials	9.8
Information Technology	26.1
Materials	3.7
Services	0.7
Utilities	0.9
Total	96.7%
Short-Term Investments	3.7
Other Assets and Liabilities	(0.4)
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Capital Appreciation Fund

Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.2%
	Automobiles and Components - 1.4%
113	Delphi Automotive plc	$7,789
600	Fiat Chrysler Automobiles N.V. ●	6,712
4,914	Goodyear (The) Tire & Rubber Co.	119,078
506	Harley-Davidson, Inc.	33,271
		166,850
	Banks - 3.6%
13,282	Alpha Bank A.E. ●	8,659
19,773	Bank of Ireland ●	7,784
11,965	China Construction Bank	8,927
185	First Republic Bank	9,410
552	ICICI Bank Ltd.	14,665
2,009	Itau Unibanco Banco Multiplo S.A. ADR	29,654
126	M&T Bank Corp.	15,366
19,851	Mitsubishi UFJ Financial Group, Inc.	115,718
864	PNC Financial Services Group, Inc.	74,672
7,316	Standard Chartered plc	110,118
647	Wells Fargo & Co.	34,352
		429,325
	Capital Goods - 7.6%
103	3M Co.	15,823
111	Acuity Brands, Inc.	15,532
1,804	AECOM Technology Corp. ●	58,715
277	AMETEK, Inc.	14,429
109	Arcam AB ●	2,545
247	Assa Abloy Ab	13,123
452	Belden, Inc.	32,148
192	Danaher Corp.	15,437
292	DigitalGlobe, Inc. ●	8,351
484	Eaton Corp. plc	33,130
44	Esterline Technologies Corp. ●	5,134
164	Flowserve Corp.	11,125
135	Generac Holdings, Inc. ●	6,134
715	HD Supply Holdings, Inc. ●	20,608
195	Jacobs Engineering Group, Inc. ●	9,273
153	KBR, Inc.	2,918
191	Lockheed Martin Corp.	36,436
30	Moog, Inc. Class A ●	2,259
875	Nidec Corp.	57,844
246	Northrop Grumman Corp.	33,965
472	Owens Corning, Inc.	15,134
227	Polypore International, Inc. ●	9,980
1,955	Raytheon Co.	203,080
810	Rexel S.A.	13,613
1,636	Safran S.A.	103,586
42	Sulzer AG	4,817
117	Teledyne Technologies, Inc. ●	12,103
17	Textron, Inc.	716
360	TransDigm Group, Inc.	67,296
235	United Technologies Corp.	25,132
851	Vallourec S.A.	31,100
314	WESCO International, Inc. ●	25,862
		907,348
	Commercial and Professional Services - 0.8%
111	Clean Harbors, Inc. ●	5,516
363	Equifax, Inc.	27,473
533	Herman Miller, Inc.	17,061
104	IHS, Inc. ●	13,622
692	Knoll, Inc.	13,771
48	Manpowergroup, Inc.	3,224
156	Nielsen N.V.	6,639
174	Robert Half International, Inc.	9,510
		96,816
	Consumer Durables and Apparel - 1.7%
1,015	D.R. Horton, Inc.	23,139
388	Electrolux AB Series B	11,001
115	Fossil Group, Inc. ●	11,723
403	Kate Spade & Co. ●	10,941
213	Lennar Corp.	9,167
251	Luxottica Group S.p.A.	12,792
112	Michael Kors Holdings Ltd. ●	8,802
4,056	Pulte Group, Inc.	77,835
94	PVH Corp.	10,773
1,718	Samsonite International S.A.	5,710
344	Vera Bradley, Inc. ●	7,834
90	Whirlpool Corp.	15,492
		205,209
	Consumer Services - 2.0%
511	American Public Education, Inc. ●	15,851
342	Boyd Gaming Corp. ●	3,945
404	Grand Canyon Education, Inc. ●	19,371
525	Hilton Worldwide Holdings, Inc. ●	13,255
290	Las Vegas Sands Corp.	18,076
497	McDonald's Corp.	46,545
295	Norwegian Cruise Line Holdings Ltd. ●	11,493
120	Outerwall, Inc. ●	7,562
916	Sands China Ltd.	5,713
1,173	Wyndham Worldwide Corp.	91,077
		232,888
	Diversified Financials - 5.0%
95	Ameriprise Financial, Inc.	12,008
361	Banca Generali S.p.A.	9,572
208	BlackRock, Inc.	71,057
3,446	Citigroup, Inc.	184,479
18	Goldman Sachs Group, Inc.	3,502
284	Hong Kong Exchanges & Clearing Ltd.	6,286
146	Japan Exchange Group, Inc.	3,621
3,185	JP Morgan Chase & Co.	192,608
404	Julius Baer Group Ltd.	17,720
366	Legg Mason, Inc.	19,008
177	Northern Trust Corp.	11,704
373	Platform Specialty Products Corp. ●	9,703
243	Platform Specialty Products Corp. PIPE ⌂●†	5,837
183	Portfolio Recovery Associates, Inc. ●	11,556
155	Raymond James Financial, Inc.	8,700
562	Waddell & Reed Financial, Inc. Class A	26,817
206	Wisdomtree Investment, Inc. ●	3,039
		597,217
	Energy - 6.7%
208	Anadarko Petroleum Corp.	19,100
23	Antero Resources Corp. ●	1,197
317	Atwood Oceanics, Inc. ●	12,889
62	Baker Hughes, Inc.	3,303
2,268	BG Group plc	37,791
407	Cabot Oil & Gas Corp.	12,666
1,665	Cameco Corp.	28,935
243	Cameron International Corp. ●	14,455
251	Canadian Natural Resources Ltd. ADR	8,755
536	Chesapeake Energy Corp.	11,897
431	Chevron Corp.	51,698
803	Cobalt International Energy, Inc. ●	9,403

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.2% - (continued)
	Energy - 6.7% - (continued)
230	Continental Resources, Inc. ●	$12,963
15	Diamondback Energy, Inc. ●	994
330	Energen Corp.	22,327
122	EQT Corp.	11,432
265	Exxon Mobil Corp.	25,668
247	Halliburton Co.	13,621
306	HollyFrontier Corp.	13,886
60	Hornbeck Offshore Services, Inc. ●	1,851
1,055	Imperial Oil Ltd.	50,584
946	Karoon Gas Australia Ltd. ●	2,471
1,575	McDermott International, Inc. ●	6,048
213	National Oilwell Varco, Inc.	15,466
131	Occidental Petroleum Corp.	11,664
9,899	Petroleo Brasileiro S.A. ADR	120,983
144	Phillips 66	11,314
684	Pioneer Natural Resources Co.	129,262
219	QEP Resources, Inc.	5,489
329	Range Resources Corp.	22,482
444	Southwestern Energy Co. ●	14,447
509	Suncor Energy, Inc.	18,091
38	Superior Energy Services, Inc.	948
2,214	Trican Well Service Ltd.	19,844
1,538	YPF Sociedad Anonima ADR	54,094
		798,018
	Food and Staples Retailing - 1.4%
1,577	CVS Health Corp.	135,336
374	Seven & I Holdings Co., Ltd.	14,600
268	Wal-Mart Stores, Inc.	20,429
		170,365
	Food, Beverage and Tobacco - 3.5%
276	Anheuser-Busch InBev N.V.	30,651
256	Anheuser-Busch InBev N.V. ADR	28,435
1,305	Coca-Cola Co.	54,671
1,061	Diageo Capital plc	31,290
114	Diageo plc ADR	13,500
897	Greencore Group plc	3,765
50	Hershey Co.	4,793
497	Imperial Tobacco Group plc	21,588
394	Kraft Foods Group, Inc.	22,179
3,707	Mondelez International, Inc.	130,696
469	Monster Beverage Corp. ●	47,268
127	Philip Morris International, Inc.	11,344
172	Post Holdings, Inc. ●	6,463
1,516	Treasury Wine Estates Ltd.	6,188
		412,831
	Health Care Equipment and Services - 2.7%
274	Aetna, Inc.	22,626
592	Becton, Dickinson & Co.	76,146
421	Cardinal Health, Inc.	33,058
760	CareView Communications, Inc. ●†	233
274	Envision Healthcare Holdings ●	9,582
962	HCA Holdings, Inc. ●	67,393
508	IMS Health Holdings, Inc. ●	12,307
424	Medtronic, Inc.	28,927
433	UnitedHealth Group, Inc.	41,115
176	Universal Health Services, Inc. Class B	18,247
116	Wellpoint, Inc.	14,756
		324,390
	Household and Personal Products - 0.7%
415	Coty, Inc.	6,883
173	Procter & Gamble Co.	15,063
2,587	Svenska Cellulosa AB Class B	57,955
		79,901
	Insurance - 4.5%
456	ACE Ltd.	49,834
2,823	AIA Group Ltd.	15,751
3,167	American International Group, Inc.	169,656
664	Assicurazioni Generali S.p.A.	13,623
766	Assured Guaranty Ltd.	17,682
25	Fairfax Financial Holdings Ltd.	11,531
386	Lincoln National Corp.	21,151
23	Markel Corp. ●	15,831
1,129	Marsh & McLennan Cos., Inc.	61,365
962	MetLife, Inc.	52,173
357	Principal Financial Group, Inc.	18,684
957	Prudential Financial, Inc.	84,759
		532,040
	Materials - 3.7%
164	Air Liquide	19,816
2,110	Barrick Gold Corp.	25,049
109	Berry Plastics Group, Inc. ●	2,843
29	Cabot Corp.	1,346
243	Celanese Corp.	14,262
346	Constellium N.V. ●	7,015
377	Continental Gold Ltd. ●	632
352	Dow Chemical Co.	17,379
316	Ecolab, Inc.	35,117
2	Givaudan	3,200
2,014	Gold Resource Corp.	7,833
9,854	Ivanhoe Mines Ltd. ●	7,432
1,946	JSR Corp.	35,044
499	Louisiana-Pacific Corp. ●	7,281
115	Martin Marietta Materials, Inc.	13,455
171	Methanex Corp. ADR	10,130
532	Norbord, Inc.	10,418
980	Packaging Corp. of America	70,651
298	Praxair, Inc.	37,559
279	Reliance Steel & Aluminum	18,841
225	Rio Tinto plc ADR	10,786
227	Vulcan Materials Co.	13,983
532	Wacker Chemie AG	64,463
		434,535
	Media - 0.8%
153	CBS Corp. Class B	8,284
823	DHX Media Ltd. ●	7,309
110	DISH Network Corp. ●	6,985
25	Harvey Weinstein Co. Holdings Class A-1 ⌂●†∞	—
428	McGraw Hill Financial, Inc.	38,711
887	Pandora Media, Inc. ●	17,103
399	Quebecor, Inc.	10,247
6	Time Warner Cable, Inc.	847
38	Tribune Media Co. Class A ●	2,555
		92,041
	Pharmaceuticals, Biotechnology and Life Sciences - 12.9%
829	Actavis plc ●	201,255
32	Agios Pharmaceuticals, Inc. ●	2,674
114	Alkermes plc ●	5,748
356	Almirall S.A. ●	5,843
87	Alnylam Pharmaceuticals, Inc. ●	8,052
67	Amgen, Inc.	10,929

The accompanying notes are an integral part of these financial statements.

6

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.2% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 12.9% - (continued)
1,081	Arena Pharmaceuticals, Inc. ●	$4,712
2,732	AstraZeneca plc	199,559
217	AstraZeneca plc ADR	15,858
46	Biogen Idec, Inc. ●	14,866
7,416	Bristol-Myers Squibb Co.	431,517
192	Celgene Corp. ●	20,583
1,067	Gilead Sciences, Inc. ●	119,460
34	Illumina, Inc. ●	6,542
348	Incyte Corp. ●	23,316
204	Innate Pharma S.A. ●	1,875
499	Johnson & Johnson	53,806
176	Medivation, Inc. ●	18,613
3,240	Merck & Co., Inc.	187,753
133	Ono Pharmaceutical Co., Ltd.	13,429
816	Pfizer, Inc.	24,430
337	Portola Pharmaceuticals, Inc. ●	9,609
64	PTC Therapeutics, Inc. ●‡	2,611
10	Receptos, Inc. ●	1,026
109	Regeneron Pharmaceuticals, Inc. ●	42,978
96	Roche Holding AG	28,299
51	Salix Pharmaceuticals Ltd. ●	7,359
240	Tesaro, Inc. ●	6,681
1,051	TherapeuticsMD, Inc. ●	4,666
439	Vertex Pharmaceuticals, Inc. ●	49,502
423	Zoetis, Inc.	15,723
		1,539,274
	Real Estate - 1.0%
118	AvalonBay Communities, Inc. REIT	18,429
100	Boston Properties, Inc. REIT	12,728
330	CBRE Group, Inc. ●	10,565
17,338	Macquarie Mexico Real Estate Management S.A. de C. V. REIT	31,596
474	Mitsui Fudosan Co., Ltd.	15,238
145	Plum Creek Timber Co., Inc. REIT	5,934
396	Realogy Holdings Corp. ●	16,251
217	Weyerhaeuser Co. REIT	7,351
		118,092
	Retailing - 7.6%
644	Advance Automotive Parts, Inc.	94,642
63	Amazon.com, Inc. ●	19,342
157	AutoZone, Inc. ●	87,045
327	CarMax, Inc. ●	18,285
2,420	Chico's FAS, Inc.	36,488
369	Conn's, Inc. ●	11,491
15	Dollar General Corp. ●	969
232	Dollar Tree, Inc. ●	14,058
186	GNC Holdings, Inc.	7,711
3,941	Groupon, Inc. ●	28,808
439	Home Depot, Inc.	42,775
12	Honest (The) Co. ⌂●†	292
76	HSN, Inc.	4,998
1,429	L Brands, Inc.	103,036
965	Lowe's Cos., Inc.	55,193
530	Michaels (The) Cos., Inc. ●	9,681
49	Netflix, Inc. ●	19,068
1,060	Office Depot, Inc. ●	5,532
19	Priceline (The) Group, Inc. ●	22,572
654	Rakuten, Inc.	7,373
2	Restoration Hardware Holdings, Inc. ●	188
713	Signet Jewelers Ltd.	85,609
2,530	TJX Cos., Inc.	160,225
771	Tory Burch LLC ⌂●†	50,507
190	TripAdvisor, Inc. ●	16,810
290	Tuesday Morning Corp. ●	5,906
		908,604
	Semiconductors and Semiconductor Equipment - 8.2%
196	Analog Devices, Inc.	9,734
6,611	Applied Materials, Inc.	146,029
135,604	GCL-Poly Energy Holdings Ltd. ●	45,702
271	Hynix Semiconductor, Inc. ●	12,088
5,649	Intel Corp.	192,128
773	Maxim Integrated Products, Inc.	22,680
6,381	Micron Technology, Inc. ●	211,148
2,472	NXP Semiconductors N.V. ●	169,726
579	RF Micro Devices, Inc. ●	7,534
7	Samsung Electronics Co., Ltd.	8,055
2,038	Sumco Corp. ☼	27,406
1,466	SunEdison, Inc. ●	28,608
3,048	SunPower Corp. ●	97,063
		977,901
	Software and Services - 10.1%
444	Accenture plc	36,051
9,216	Activision Blizzard, Inc.	183,866
1,233	Adobe Systems, Inc. ●	86,447
572	Akamai Technologies, Inc. ●	34,509
933	Alibaba Group Holding Ltd. ●	91,945
292	Angie's List, Inc. ●‡	2,032
517	AOL, Inc. ●	22,495
328	Automatic Data Processing, Inc.	26,804
313	Baidu, Inc. ADR ●	74,663
694	Cadence Design Systems, Inc. ●	12,459
—	CDK Global, Inc. ●	—
313	Cognizant Technology Solutions Corp. ●	15,310
272	CoStar Group, Inc. ●	43,817
450	Facebook, Inc. ●	33,736
300	Google, Inc. Class C ●	167,686
188	IAC/InterActiveCorp.	12,737
190	Intuit, Inc.	16,703
261	Markit Ltd. ●	6,669
4,142	Microsoft Corp.	194,446
794	Optimal Payments plc ●	5,640
287	Rovi Corp. ●	5,984
248	Salesforce.com, Inc. ●	15,865
501	Symantec Corp.	12,425
61	Tableau Software, Inc. ●	5,055
425	Teradata Corp. ●	18,000
317	UbiSoft Entertainment S.A. ●	5,737
269	Verint Systems, Inc. ●	15,436
253	VeriSign, Inc. ●	15,127
1,109	Web.com Group, Inc. ●	22,777
247	Yelp, Inc. ●	14,829
		1,199,250
	Technology Hardware and Equipment - 7.3%
293	Amphenol Corp. Class A	14,840
2,883	Apple, Inc.	311,346
2,034	Aruba Networks, Inc. ●	43,898
6,127	Brocade Communications Systems, Inc.	65,740
679	CDW Corp. of Delaware	20,953
3,682	Cisco Systems, Inc.	90,095

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.2% - (continued)
	Technology Hardware and Equipment - 7.3% - (continued)
443	EMC Corp.	$12,733
58	F5 Networks, Inc. ●	7,117
193	Hewlett-Packard Co.	6,933
1,072	Hitachi Ltd.	8,423
3,024	Japan Display, Inc. ●	8,977
6,033	Lenovo Group Ltd.	8,893
59	Loral Space & Communications, Inc. ●	4,533
109	Motorola Solutions, Inc.	7,008
7,573	NEC Corp.	26,781
1,140	ParkerVision, Inc. ●	1,493
1,213	Qualcomm, Inc.	95,260
265	Stratasys Ltd. ●	31,870
1,348	TE Connectivity Ltd.	82,409
424	Trimble Navigation Ltd. ●	11,394
139	Western Digital Corp.	13,688
		874,384
	Telecommunication Services - 0.7%
1,233	Gogo, Inc. ●	20,485
3,536	Koninklijke (Royal) KPN N.V.	11,641
723	NTT DoCoMo, Inc.	12,194
274	SoftBank Corp.	19,954
439	Verizon Communications, Inc.	22,043
36	Zayo Group Holdings, Inc. ●	831
		87,148
	Transportation - 1.4%
42,097	AirAsia Berhad	32,000
204	Canadian National Railway Co.	14,382
99	FedEx Corp.	16,613
59	Hertz Global Holdings, Inc. ●	1,295
1,333	International Consolidated Airlines Group S.A. ●	8,743
29	Kansas City Southern	3,554
778	Mitsui O.S.K. Lines Ltd.	2,457
388	Nippon Yusen ‡	1,005
135	Norfolk Southern Corp.	14,963
80	United Continental Holdings, Inc. ●	4,209
641	United Parcel Service, Inc. Class B	67,223
460	UTI Worldwide, Inc. ●	5,033
		171,477
	Utilities - 0.9%
27,187	China Longyuan Power Group Corp.	28,992
219	Duke Energy Corp.	18,024
221	PG&E Corp.	11,100
1,830	Snam S.p.A.	9,898
538	UGI Corp.	20,284
572	Xcel Energy, Inc.	19,152
		107,450
	Total Common Stocks
	( Cost $10,594,020)	$11,463,354

Preferred Stocks - 0.5%
	Capital Goods - 0.0%
266	Lithium Technology Corp. ⌂●†	$1,481

	Consumer Durables and Apparel - 0.0%
26	Cloudera, Inc. ⌂●†	631
83	One Kings Lane, Inc. ⌂●†	1,267
		1,898
	Retailing - 0.0%
28	Honest (The) Co. Series C ⌂●†β	683

	Software and Services - 0.3%
371	Apigee Corp. ⌂●†	1,220
18	Dropbox, Inc. ⌂●†	368
567	Essence Holding Group ⌂●†	807
47	LendingClub Corp. ⌂●†	426
78	Lookout, Inc. ⌂●†	799
28	New Relic, Inc. ⌂●†	728
118	Nutanix, Inc. ⌂●†	1,424
500	Uber Technologies, Inc. ⌂●†	27,935
58	Veracode, Inc. ⌂●†	967
		34,674
	Technology Hardware and Equipment - 0.2%
143	DataLogix Holdings ⌂●†	1,329
1,220	Pure Storage, Inc. ⌂●†	17,262
		18,591
	Telecommunication Services - 0.0%
40	DocuSign, Inc. ⌂●†	669
		669
	Total Preferred Stocks
	(Cost $63,088)	$57,996

Exchange Traded Funds - 0.0%
	Other Investment Pools and Funds - 0.0%
9	S&P 500 Depositary Receipt	$1,807

	Total Exchange Traded Funds
	(Cost $1,746)	$1,807

	Total Long-Term Investments
	(Cost $10,658,854)	$11,523,157

Short-Term Investments - 3.7%
Repurchase Agreements - 3.7%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $1,276, collateralized by U.S. Treasury Note 1.50%, 2019, value of $1,302)
$1,276	0.08%, 10/31/2014	$1,276
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $21,725, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $22,159)
21,725	0.09%, 10/31/2014	21,725
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$5,837, collateralized by U.S. Treasury Bond
2.88% - 5.25%, 2029 - 2043, U.S. Treasury
Note 0.38% - 4.50%, 2015 - 2022, value of
	$5,954)
5,837	0.08%, 10/31/2014	5,837

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 3.7% - (continued)
Repurchase Agreements - 3.7% - (continued)
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$19,786, collateralized by FHLMC 2.00% -
5.50%, 2022 - 2034, FNMA 2.00% - 4.50%,
2024 - 2039, GNMA 3.00%, 2043, U.S.
	Treasury Note 4.63%, 2017, value of $20,182)
$19,786	0.10%, 10/31/2014		$19,786
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$74,554, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$76,044)
74,553	0.08%, 10/31/2014		74,553
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $85,693, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$87,406)
85,692	0.09%, 10/31/2014		85,692
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $4,946, collateralized by U.S. Treasury Note 0.88%, 2017, value of $5,045)
4,946	0.13%, 10/31/2014		4,946
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $7,281, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$7,427)
7,281	0.07%, 10/31/2014		7,281
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$76,710, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note
	1.38% - 4.25%, 2015 - 2022, value of $78,244)
76,710	0.08%, 10/31/2014		76,710
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$148,652, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75%
	- 2.88%, 2018 - 2019, value of $151,624)
148,651	0.10%, 10/31/2014		148,651
			446,457
	Total Short-Term Investments
	(Cost $446,457)		$446,457

	Total Investments
	(Cost $11,105,311) ▲	100.4%	$11,969,614
	Other Assets and Liabilities	(0.4)%	(51,380)
	Total Net Assets	100.0%	$11,918,234

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $11,123,117 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,256,978
Unrealized Depreciation	(410,481)
Net Unrealized Appreciation	$846,497

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $114,865, which represents 1.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

∞	Securities exempt from registration under Regulation D of the Securities Act of 1933, as amended. The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value and percentage of net assets of these securities rounds to zero.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2014	371	Apigee Corp. Preferred	$1,079
02/2014	26	Cloudera, Inc. Preferred	377
05/2014	143	DataLogix Holdings Preferred	1,477
02/2014	40	DocuSign, Inc. Preferred	521
01/2014	18	Dropbox, Inc. Preferred	351
05/2014	567	Essence Holding Group Preferred	896
10/2005	25	Harvey Weinstein Co. Holdings Class A-1 - Reg D	23,636
08/2014	12	Honest (The) Co.	325
08/2014	28	Honest (The) Co. Series C Preferred	758
04/2014	47	LendingClub Corp. Preferred	473
08/2014	266	Lithium Technology Corp. Preferred	1,299
07/2014	78	Lookout, Inc. Preferred	888
04/2014	28	New Relic, Inc. Preferred	809
08/2014	118	Nutanix, Inc. Preferred	1,582
01/2014	83	One Kings Lane, Inc. Preferred	1,285
10/2014	243	Platform Specialty Products Corp. PIPE	6,207
04/2014	1,220	Pure Storage, Inc. Preferred	19,180
11/2013	771	Tory Burch LLC	60,400
06/2014	500	Uber Technologies, Inc. Preferred	31,039
08/2014	58	Veracode, Inc. Preferred	1,075

At October 31, 2014, the aggregate value of these securities was $114,632, which represents 1.0% of total net assets.

β	Convertible security.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $4,972 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CAD	Buy	11/04/2014	BCLY	$705	$700	$–	$(5)
CHF	Buy	11/03/2014	BMO	26	26	–	–
EUR	Buy	11/03/2014	RBC	805	800	–	(5)
EUR	Sell	12/03/2014	BCLY	52,329	52,502	–	(173)
EUR	Sell	12/03/2014	BOA	119,329	115,734	3,595	–
EUR	Sell	12/17/2014	JPM	42,880	42,970	–	(90)
HKD	Sell	11/03/2014	UBS	6,437	6,437	–	–
JPY	Buy	12/03/2014	BCLY	38,202	34,493	–	(3,709)
JPY	Buy	12/03/2014	BMO	55,195	49,990	–	(5,205)
JPY	Buy	12/03/2014	CBA	57,326	52,277	–	(5,049)
JPY	Buy	11/06/2014	DEUT	1,454	1,446	–	(8)
JPY	Buy	12/03/2014	DEUT	33,317	30,383	–	(2,934)
JPY	Buy	12/03/2014	MSC	19,157	17,378	–	(1,779)
JPY	Buy	12/03/2014	SCB	32,533	29,358	–	(3,175)
JPY	Buy	11/04/2014	SSG	1,756	1,689	–	(67)
JPY	Buy	11/05/2014	UBS	1,941	1,885	–	(56)
JPY	Sell	12/03/2014	BCLY	238,997	216,834	22,163	–
JPY	Sell	12/03/2014	BOA	110,179	99,889	10,290	–
JPY	Sell	12/03/2014	CBK	110,136	99,888	10,248	–
JPY	Sell	11/06/2014	DEUT	5,497	5,465	32	–
JPY	Sell	12/03/2014	DEUT	22,325	20,658	1,667	–
JPY	Sell	12/17/2014	JPM	10,477	9,945	532	–
JPY	Sell	11/04/2014	SSG	246	237	9	–
JPY	Sell	11/05/2014	UBS	630	612	18	–
Total						$48,554	$(22,255)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
HKD	Hong Kong Dollar
JPY	Japanese Yen

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$166,850	$160,138	$6,712	$–
Banks	429,325	163,454	265,871	–
Capital Goods	907,348	680,720	226,628	–
Commercial and Professional Services	96,816	96,816	–	–
Consumer Durables and Apparel	205,209	175,706	29,503	–
Consumer Services	232,888	227,175	5,713	–
Diversified Financials	597,217	554,181	37,199	5,837
Energy	798,018	757,756	40,262	–
Food and Staples Retailing	170,365	155,765	14,600	–
Food, Beverage and Tobacco	412,831	319,349	93,482	–
Health Care Equipment and Services	324,390	324,390	–	–
Household and Personal Products	79,901	21,946	57,955	–
Insurance	532,040	502,666	29,374	–
Materials	434,535	312,012	122,523	–
Media	92,041	92,041	–	–
Pharmaceuticals, Biotechnology and Life Sciences	1,539,274	1,290,269	249,005	–
Real Estate	118,092	102,854	15,238	–
Retailing	908,604	850,432	7,373	50,799
Semiconductors and Semiconductor Equipment	977,901	884,650	93,251	–
Software and Services	1,199,250	1,187,873	11,377	–
Technology Hardware and Equipment	874,384	821,310	53,074	–
Telecommunication Services	87,148	43,359	43,789	–
Transportation	171,477	127,272	44,205	–
Utilities	107,450	68,560	38,890	–
Total	11,463,354	9,920,694	1,486,024	56,636
Exchange Traded Funds	1,807	1,807	–	–
Preferred Stocks	57,996	–	–	57,996
Short-Term Investments	446,457	–	446,457	–
Total	$11,969,614	$9,922,501	$1,932,481	$114,632
Foreign Currency Contracts*	$48,554	$–	$48,554	$–
Total	$48,554	$–	$48,554	$–
Liabilities:
Foreign Currency Contracts*	$22,255	$–	$22,255	$–
Total	$22,255	$–	$22,255	$–

♦	For the year ended October 31, 2014, investments valued at $60,696 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Common Stocks	$160,513	$(1,224)	$(9,411	)†	$—	$67,374	$(9,675)	$—	$(150,941)	$56,636
Preferred Stocks	—	—	(5,092	)‡	—	63,088	—	—	—	57,996
Warrants	6	—	—		—	—	—	—	(6)	—
Total	$160,519	$(1,224)	$(14,503)		$—	$130,462	$(9,675)	$—	$(150,947)	$114,632

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(10,295).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(5,092).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Capital Appreciation Fund

Statement of Assets and Liabilities

October 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $11,105,311)	$11,969,614
Cash	1
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	48,554
Receivables:
Investment securities sold	73,675
Fund shares sold	5,716
Dividends and interest	14,164
Other assets	176
Total assets	12,111,900
Liabilities:
Unrealized depreciation on foreign currency contracts	22,255
Payables:
Investment securities purchased	154,425
Fund shares redeemed	13,085
Investment management fees	1,466
Administrative fees	12
Distribution fees	716
Accrued expenses	1,707
Total liabilities	193,666
Net assets	$11,918,234
Summary of Net Assets:
Capital stock and paid-in-capital	$8,019,232
Undistributed net investment income	32,697
Accumulated net realized gain	2,975,846
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	890,459
Net assets	$11,918,234

Shares authorized	1,615,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$49.44/$52.32
Shares outstanding	117,110
Net assets	$5,789,682
Class B: Net asset value per share	$42.72
Shares outstanding	6,326
Net assets	$270,227
Class C: Net asset value per share	$43.13
Shares outstanding	46,191
Net assets	$1,992,142
Class I: Net asset value per share	$49.60
Shares outstanding	44,247
Net assets	$2,194,464
Class R3: Net asset value per share	$52.24
Shares outstanding	2,615
Net assets	$136,576
Class R4: Net asset value per share	$53.19
Shares outstanding	3,597
Net assets	$191,319
Class R5: Net asset value per share	$53.92
Shares outstanding	1,100
Net assets	$59,285
Class Y: Net asset value per share	$54.12
Shares outstanding	23,736
Net assets	$1,284,539

The accompanying notes are an integral part of these financial statements.

14

The Hartford Capital Appreciation Fund

Statement of Operations

For the Year Ended October 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$196,371
Interest	203
Less: Foreign tax withheld	(8,814)
Total investment income	187,760

Expenses:
Investment management fees	79,163
Administrative services fees
Class R3	273
Class R4	282
Class R5	70
Transfer agent fees
Class A	8,900
Class B	820
Class C	2,384
Class I	1,418
Class R3	13
Class R4	4
Class R5	1
Class Y	22
Distribution fees
Class A	14,832
Class B	3,294
Class C	19,956
Class R3	682
Class R4	469
Custodian fees	252
Accounting services fees	1,806
Registration and filing fees	313
Board of Directors' fees	323
Audit fees	98
Other expenses	1,856
Total expenses (before waivers and fees paid indirectly)	137,231
Expense waivers	(6)
Commission recapture	(334)
Custodian fee offset	—
Total waivers and fees paid indirectly	(340)
Total expenses, net	136,891
Net Investment Income	50,869
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	2,898,819
Net realized loss on purchased option contracts	(25)
Net realized gain on foreign currency contracts	80,763
Net realized gain on other foreign currency transactions	796
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	2,980,353
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(1,567,990)
Net unrealized depreciation of foreign currency contracts	(46,105)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(308)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(1,614,403)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	1,365,950
Net Increase in Net Assets Resulting from Operations	$1,416,819

The accompanying notes are an integral part of these financial statements.

15

The Hartford Capital Appreciation Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$50,869	$53,532
Net realized gain on investments, other financial instruments and foreign currency transactions	2,980,353	1,882,921
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(1,614,403)	2,167,935
Net Increase in Net Assets Resulting from Operations	1,416,819	4,104,388
Distributions to Shareholders:
From net investment income
Class A	(16,001)	(33,216)
Class C	—	(758)
Class I	(10,300)	(31,552)
Class R3	—	(420)
Class R4	(465)	(999)
Class R5	(214)	(1,806)
Class Y	(8,226)	(13,888)
Total from net investment income	(35,206)	(82,639)
From net realized gain on investments
Class A	(234,951)	—
Class B	(17,287)	—
Class C	(89,367)	—
Class I	(80,991)	—
Class R3	(5,105)	—
Class R4	(6,898)	—
Class R5	(5,136)	—
Class Y	(49,496)	—
Total from net realized gain on investments	(489,231)	—
Total distributions	(524,437)	(82,639)
Capital Share Transactions:
Class A	(454,816)	(850,316)
Class B	(131,106)	(141,765)
Class C	(78,747)	(299,644)
Class I	21,041	(1,907,024)
Class R3	(7,992)	(30,581)
Class R4	(7,885)	(41,402)
Class R5	(87,055)	(96,287)
Class Y	(174,747)	(407,354)
Net decrease from capital share transactions	(921,307)	(3,774,373)
Net Increase (Decrease) in Net Assets	(28,925)	247,376
Net Assets:
Beginning of period	11,947,159	11,699,783
End of period	$11,918,234	$11,947,159
Undistributed (distributions in excess of) net investment income	$32,697	$23,267

The accompanying notes are an integral part of these financial statements.

16

The Hartford Capital Appreciation Fund

Notes to Financial Statements

October 31, 2014

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Capital Appreciation Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

17

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

18

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

19

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of

20

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized

21

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

As of October 31, 2014 the Fund had no outstanding purchased option or written option contracts. There were no transactions involving written option contracts during the year ended October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$48,554	$—	$—	$—	$—	$48,554
Total	$—	$48,554	$—	$—	$—	$—	$48,554

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$22,255	$—	$—	$—	$—	$22,255
Total	$—	$22,255	$—	$—	$—	$—	$22,255

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$—	$—	$—	$(25)	$—	$—	$(25)
Net realized gain on foreign currency contracts	—	80,763	—	—	—	—	80,763
Total	$—	$80,763	$—	$(25)	$—	$—	$80,738

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(46,105)	$—	$—	$—	$—	$(46,105)
Total	$—	$(46,105)	$—	$—	$—	$—	$(46,105)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's ("FCM") custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

22

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$48,495	$(5,639)	$—	$—	$42,856
Total subject to a master netting or similar arrangement	$48,495	$(5,639)	$—	$—	$42,856

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Unrealized depreciation on foreign currency contracts	$22,114	$(5,639)	$—	$—	$16,475
Total subject to a master netting or similar arrangement	$22,114	$(5,639)	$—	$—	$16,475

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments,

23

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$35,206	$82,639
Long-Term Capital Gains ‡	489,231	—

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$815,315
Undistributed Long-Term Capital Gain	2,237,415
Unrealized Appreciation*	846,272
Total Accumulated Earnings	$3,899,002

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses.

24

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(6,233)
Accumulated Net Realized Gain (Loss)	6,233

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

25

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	NA

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.09%
Class B	1.94
Class C	1.81
Class I	0.76
Class R3	1.40
Class R4	1.09
Class R5	0.79
Class Y	0.69

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $7,441 and contingent deferred sales charges of $150 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used

26

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $21. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	5%

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$13,163,823	$—	$13,163,823
Sales Proceeds	14,410,185	—	14,410,185

27

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	9,102	5,419	(23,671)	(9,150)	9,099	931	(32,605)	(22,575)
Amount	$429,894	$244,200	$(1,128,910)	$(454,816)	$356,694	$32,223	$(1,239,233)	$(850,316)
Class B
Shares	68	412	(3,645)	(3,165)	65	—	(4,257)	(4,192)
Amount	$2,715	$16,080	$(149,901)	$(131,106)	$2,242	$—	$(144,007)	$(141,765)
Class C
Shares	2,904	1,984	(6,659)	(1,771)	2,492	21	(11,580)	(9,067)
Amount	$119,458	$78,118	$(276,323)	$(78,747)	$87,798	$656	$(388,098)	$(299,644)
Class I
Shares	10,755	943	(11,343)	355	14,659	656	(63,844)	(48,529)
Amount	$517,316	$42,645	$(538,920)	$21,041	$562,871	$22,696	$(2,492,591)	$(1,907,024)
Class R3
Shares	330	106	(590)	(154)	470	11	(1,264)	(783)
Amount	$16,497	$5,009	$(29,498)	$(7,992)	$19,399	$412	$(50,392)	$(30,581)
Class R4
Shares	845	144	(1,142)	(153)	1,069	26	(2,167)	(1,072)
Amount	$43,086	$6,981	$(57,952)	$(7,885)	$44,695	$957	$(87,054)	$(41,402)
Class R5
Shares	127	107	(2,001)	(1,767)	652	48	(3,078)	(2,378)
Amount	$6,506	$5,261	$(98,822)	$(87,055)	$27,000	$1,803	$(125,090)	$(96,287)
Class Y
Shares	4,352	1,160	(8,712)	(3,200)	2,289	365	(12,394)	(9,740)
Amount	$222,764	$57,313	$(454,824)	$(174,747)	$95,232	$13,688	$(516,274)	$(407,354)
Total
Shares	28,483	10,275	(57,763)	(19,005)	30,795	2,058	(131,189)	(98,336)
Amount	$1,358,236	$455,607	$(2,735,150)	$(921,307)	$1,195,931	$72,435	$(5,042,739)	$(3,774,373)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	477	$22,596
For the Year Ended October 31, 2013	489	$18,983

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the

28

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At the August 5-6, 2014 meeting, the Board of Directors approved the creation of Class R6 shares for the Fund. Class R6 shares launched on November 7, 2014. In connection with the launch of the Class R6 shares, an updated prospectus, dated November 7, 2014, and Statement of Additional Information, dated March 1, 2014, as amended November 7, 2014, for the Fund were filed with the U.S. Securities and Exchange Commission.

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

29

The Hartford Capital Appreciation Fund

Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$(2.00)	$49.44	12.49%	$5,789,682	1.10%	1.10%	0.46%
B	40.14	(0.16)	4.62	4.46	–	(1.88)	(1.88)	42.72	11.55	270,227	1.95	1.95	(0.39)
C	40.46	(0.11)	4.66	4.55	–	(1.88)	(1.88)	43.13	11.69	1,992,142	1.81	1.81	(0.26)
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	(2.12)	49.60	12.87	2,194,464	0.76	0.76	0.79
R3	48.42	0.08	5.62	5.70	–	(1.88)	(1.88)	52.24	12.16	136,576	1.40	1.40	0.16
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	(2.00)	53.19	12.50	191,319	1.10	1.10	0.46
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	(2.06)	53.92	12.82	59,285	0.80	0.80	0.72
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	(2.18)	54.12	12.94	1,284,539	0.70	0.70	0.88

For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$–	$(0.23)	$45.91	41.56%	$5,796,609	1.14%	1.14%	0.46%
B	28.60	(0.13)	11.67	11.54	–	–	–	40.14	40.35	381,022	1.99	1.99	(0.37)
C	28.80	(0.09)	11.76	11.67	(0.01)	–	(0.01)	40.46	40.55	1,940,617	1.85	1.85	(0.25)
I	32.72	0.31	13.33	13.64	(0.35)	–	(0.35)	46.01	42.02	2,019,281	0.84	0.84	0.82
R3	34.41	0.08	14.06	14.14	(0.13)	–	(0.13)	48.42	41.20	134,084	1.41	1.40	0.21
R4	34.98	0.21	14.28	14.49	(0.23)	–	(0.23)	49.24	41.63	184,618	1.10	1.10	0.51
R5	35.40	0.35	14.41	14.76	(0.36)	–	(0.36)	49.80	42.04	142,768	0.80	0.80	0.84
Y	35.58	0.39	14.48	14.87	(0.40)	–	(0.40)	50.05	42.17	1,348,160	0.70	0.70	0.91

For the Year Ended October 31, 2012 (D)
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$–	$(0.53)	$32.65	8.84%	$4,859,760	1.16%	1.16%	0.63%
B	26.76	(0.31)	2.40	2.09	(0.25)	–	(0.25)	28.60	7.93	391,388	2.01	2.00	(0.23)
C	26.94	(0.16)	2.31	2.15	(0.29)	–	(0.29)	28.80	8.11	1,642,578	1.87	1.87	(0.09)
I	30.61	0.36	2.37	2.73	(0.62)	–	(0.62)	32.72	9.19	3,024,465	0.86	0.86	0.93
R3	32.17	0.10	2.61	2.71	(0.47)	–	(0.47)	34.41	8.59	122,235	1.41	1.40	0.39
R4	32.68	0.28	2.57	2.85	(0.55)	–	(0.55)	34.98	8.92	168,689	1.11	1.10	0.68
R5	33.09	0.40	2.58	2.98	(0.67)	–	(0.67)	35.40	9.25	185,705	0.80	0.80	1.00
Y	33.26	0.55	2.47	3.02	(0.70)	–	(0.70)	35.58	9.36	1,304,963	0.70	0.70	1.09

For the Year Ended October 31, 2011
A	$32.40	$0.19	$(2.04)	$(1.85)	$–	$–	$–	$30.55	(5.71)%	$5,859,434	1.12%	1.12%	0.55%
B	28.62	(0.08)	(1.78)	(1.86)	–	–	–	26.76	(6.50)	559,856	1.95	1.95	(0.28)
C	28.79	(0.05)	(1.80)	(1.85)	–	–	–	26.94	(6.43)	2,096,461	1.84	1.84	(0.16)
I	32.39	0.27	(2.05)	(1.78)	–	–	–	30.61	(5.50)	3,254,198	0.87	0.87	0.81
R3	34.22	0.10	(2.15)	(2.05)	–	–	–	32.17	(5.99)	137,767	1.41	1.40	0.30
R4	34.66	0.21	(2.19)	(1.98)	–	–	–	32.68	(5.71)	224,653	1.10	1.10	0.59
R5	34.99	0.32	(2.22)	(1.90)	–	–	–	33.09	(5.43)	204,417	0.80	0.80	0.89
Y	35.13	0.36	(2.23)	(1.87)	–	–	–	33.26	(5.32)	1,460,367	0.70	0.70	0.98

See Portfolio Turnover information on the next page.

30

The Hartford Capital Appreciation Fund

Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2010
A	$28.02	$0.14	$4.24	$4.38	$–	$–	$–	$32.40	15.63%	$8,535,338	1.15%	1.15%	0.45%
B	24.95	(0.10)	3.77	3.67	–	–	–	28.62	14.71	828,754	1.95	1.95	(0.36)
C	25.07	(0.07)	3.79	3.72	–	–	–	28.79	14.84	3,001,079	1.85	1.85	(0.25)
I	27.94	0.21	4.24	4.45	–	–	–	32.39	15.93	4,781,187	0.88	0.88	0.70
R3	29.67	0.05	4.50	4.55	–	–	–	34.22	15.34	126,972	1.42	1.41	0.17
R4	29.96	0.16	4.54	4.70	–	–	–	34.66	15.69	270,804	1.10	1.10	0.49
R5	30.15	0.26	4.58	4.84	–	–	–	34.99	16.05	215,999	0.80	0.80	0.79
Y	30.24	0.29	4.60	4.89	–	–	–	35.13	16.17	2,196,541	0.70	0.70	0.89

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	111%
For the Year Ended October 31, 2013	91
For the Year Ended October 31, 2012	74
For the Year Ended October 31, 2011	75
For the Year Ended October 31, 2010	70

31

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Capital Appreciation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

32

The Hartford Capital Appreciation Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

33

The Hartford Capital Appreciation Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

34

The Hartford Capital Appreciation Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford Capital Appreciation Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

36

The Hartford Capital Appreciation Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,060.90	$5.67	$1,000.00	$1,019.70	$5.56	1.09%	184	365
Class B	$1,000.00	$1,056.40	$10.00	$1,000.00	$1,015.48	$9.80	1.93	184	365
Class C	$1,000.00	$1,056.90	$9.39	$1,000.00	$1,016.08	$9.20	1.81	184	365
Class I	$1,000.00	$1,062.70	$3.94	$1,000.00	$1,021.38	$3.86	0.76	184	365
Class R3	$1,000.00	$1,059.20	$7.27	$1,000.00	$1,018.15	$7.12	1.40	184	365
Class R4	$1,000.00	$1,061.00	$5.70	$1,000.00	$1,019.67	$5.59	1.10	184	365
Class R5	$1,000.00	$1,062.40	$4.14	$1,000.00	$1,021.19	$4.06	0.80	184	365
Class Y	$1,000.00	$1,062.80	$3.62	$1,000.00	$1,021.69	$3.55	0.70	184	365

37

The Hartford Capital Appreciation Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Capital Appreciation Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly

38

The Hartford Capital Appreciation Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period and in line with its benchmark for the 5-year period. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the

39

The Hartford Capital Appreciation Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

40

The Hartford Capital Appreciation Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

The Hartford Capital Appreciation Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the Fund.

Mid-Cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

42

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-CA14 12/14 113964-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD CHECKS AND BALANCES FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Checks and Balances Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s investment manager through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Checks and Balances Fund inception 05/31/2007
(advised by Hartford Funds Management Company, LLC)

Investment objective – The Fund seeks long-term capital appreciation and income.

Performance Overview 5/31/07 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	Since Inception▲
Checks and Balances A#	11.07%	11.16%	5.59%
Checks and Balances A##	4.96%	9.91%	4.79%
Checks and Balances B#	10.09%	10.25%	4.76%
Checks and Balances B##	5.09%	9.98%	4.76%
Checks and Balances C#	10.17%	10.33%	4.82%
Checks and Balances C##	9.17%	10.33%	4.82%
Checks and Balances I#	11.35%	11.45%	5.86%
Checks and Balances R3#	10.70%	10.76%	5.29%
Checks and Balances R4#	11.06%	11.12%	5.56%
Checks and Balances R5#	11.34%	11.46%	5.83%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	5.16%
Checks and Balances Fund Blended Index	12.44%	12.75%	6.16%
Russell 3000 Index	16.07%	17.01%	6.22%
S&P 500 Index	17.27%	16.69%	6.06%

▲	Inception: 05/31/2007
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Checks and Balances Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 33.3% Barclays U.S. Aggregate Bond Index, 33.4% Russell 3000 Index and 33.3% S&P 500 Index.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Checks and Balances Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Checks and Balances Class A	1.04%	1.04%
Checks and Balances Class B	1.84%	1.84%
Checks and Balances Class C	1.79%	1.79%
Checks and Balances Class I	0.78%	0.78%
Checks and Balances Class R3	1.38%	1.38%
Checks and Balances Class R4	1.09%	1.09%
Checks and Balances Class R5	0.78%	0.78%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of Hartford Funds Management Company, LLC (“HFMC”) and Chairman of HFMC Investment Oversight Committee

How did the Fund perform?

The Class A shares of The Hartford Checks and Balances Fund returned 11.07%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s blended benchmark (33.3% Barclays U.S. Aggregate Bond Index, 33.4% Russell 3000 Index, 33.3% S&P 500 Index) which returned 12.44% for the same period. In comparison, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index and the S&P 500 Index returned 4.14%, 16.07%, and 17.27%, respectively, for the same period. The Fund outperformed the 8.98% average return of the Lipper Mixed-Asset Target Allocation Growth Funds average.

Why did the Fund perform this way?

The Fund makes equal allocations of its assets to Class Y shares of certain Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities and fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Total Return Bond Fund. The return of The Hartford Capital Appreciation Fund detracted most from relative performance.

What is the outlook?

The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to www.hartfordfunds.com for the shareholder report of each Underlying Fund.

Composition by Investments
as of October 31, 2014
Fund Name	Percentage of Net Assets
The Hartford Capital Appreciation Fund	33.7%
The Hartford Dividend and Growth Fund	33.5
The Hartford Total Return Bond Fund	32.7
Other Assets and Liabilities	0.1
Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 99.9%
Domestic Equity Funds - 67.2%
11,800	The Hartford Capital Appreciation Fund		$638,624
23,122	The Hartford Dividend and Growth Fund		635,862
			1,274,486
	Total Domestic Equity Funds
	(Cost $861,959)		$1,274,486

Taxable Fixed Income Funds - 32.7%
57,186	The Hartford Total Return Bond Fund		$621,614

	Total Taxable Fixed Income Funds
	(Cost $617,740)		$621,614

	Total Investments in Affiliated Investment Companies
	(Cost $1,479,699)		$1,896,100

	Total Long-Term Investments
	(Cost $1,479,699)		$1,896,100

	Total Investments
	(Cost $1,479,699) ▲	99.9%	$1,896,100
	Other Assets and Liabilities	0.1%	1,132
	Total Net Assets	100.0%	$1,897,232

The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $1,545,032 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$351,068
Unrealized Depreciation	—
Net Unrealized Appreciation	$351,068

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$1,896,100	$1,896,100	$–	$–
Total	$1,896,100	$1,896,100	$–	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $1,479,699)	$1,896,100
Receivables:
Investment securities sold	969
Fund shares sold	2,608
Dividends	1,176
Other assets	65
Total assets	1,900,918
Liabilities:
Payables:
Investment securities purchased	1,328
Fund shares redeemed	1,939
Administrative fees	1
Distribution fees	151
Accrued expenses	267
Total liabilities	3,686
Net assets	$1,897,232
Summary of Net Assets:
Capital stock and paid-in-capital	$1,401,766
Undistributed net investment income	288
Accumulated net realized gain	78,777
Unrealized appreciation of investments	416,401
Net assets	$1,897,232

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.89/$12.58
Shares outstanding	118,150
Net assets	$1,404,632
Class B: Net asset value per share	$11.83
Shares outstanding	9,195
Net assets	$108,791
Class C: Net asset value per share	$11.83
Shares outstanding	28,299
Net assets	$334,810
Class I: Net asset value per share	$11.90
Shares outstanding	2,880
Net assets	$34,269
Class R3: Net asset value per share	$11.86
Shares outstanding	897
Net assets	$10,635
Class R4: Net asset value per share	$11.87
Shares outstanding	331
Net assets	$3,932
Class R5: Net asset value per share	$11.90
Shares outstanding	14
Net assets	$163

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$30,542
Total investment income	30,542

Expenses:
Administrative services fees
Class R3	21
Class R4	3
Class R5	—
Transfer agent fees
Class A	1,437
Class B	178
Class C	329
Class I	30
Class R3	1
Class R4	—
Class R5	—
Distribution fees
Class A	3,451
Class B	1,143
Class C	3,219
Class R3	54
Class R4	5
Custodian fees	—
Accounting services fees	223
Registration and filing fees	147
Board of Directors' fees	50
Audit fees	22
Other expenses	276
Total expenses	10,589
Net Investment Income	19,953
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	60,842
Net realized gain on investments in affiliated investment companies	91,101
Net Realized Gain on Investments	151,943
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in affiliated investment companies	19,284
Net Changes in Unrealized Appreciation of Investments	19,284
Net Gain on Investments	171,227
Net Increase in Net Assets Resulting from Operations	$191,180

The accompanying notes are an integral part of these financial statements.

8

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$19,953	$23,596
Net realized gain on investments	151,943	143,280
Net unrealized appreciation of investments	19,284	163,897
Net Increase in Net Assets Resulting from Operations	191,180	330,773
Distributions to Shareholders:
From net investment income
Class A	(24,672)	(21,517)
Class B	(444)	(1,711)
Class C	(1,765)	(4,229)
Class I	(689)	(379)
Class R3	(126)	(181)
Class R4	(34)	(22)
Class R5	(3)	(2)
Total from net investment income	(27,733)	(28,041)
From net realized gain on investments
Class A	(98,305)	(4,264)
Class B	(8,577)	(386)
Class C	(22,727)	(954)
Class I	(2,162)	(71)
Class R3	(784)	(37)
Class R4	(113)	(5)
Class R5	(10)	—
Total from net realized gain on investments	(132,678)	(5,717)
Total distributions	(160,411)	(33,758)
Capital Share Transactions:
Class A	29,180	(146,673)
Class B	(10,857)	(16,189)
Class C	19,957	(24,086)
Class I	4,499	3,801
Class R3	(438)	(1,741)
Class R4	2,345	(77)
Class R5	17	3
Net increase (decrease) from capital share transactions	44,703	(184,962)
Net Increase in Net Assets	75,472	112,053
Net Assets:
Beginning of period	1,821,760	1,709,707
End of period	$1,897,232	$1,821,760
Undistributed (distributions in excess of) net investment income	$288	$5,336

The accompanying notes are an integral part of these financial statements.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Checks and Balances Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” seeks its investment goal through investment in Class Y shares of a combination of Hartford Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Funds Management Company, LLC (“HFMC”). HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

10

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

11

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. Long-term capital gain distributions are distributed by the Underlying Funds at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of the Underlying Funds may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$27,733	$28,041
Long-Term Capital Gains ‡	132,678	5,717

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

12

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$288
Undistributed Long-Term Capital Gain	144,110
Unrealized Appreciation*	351,068
Total Accumulated Earnings	$495,466

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$2,732
Accumulated Net Realized Gain (Loss)	(2,732)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  HFMC serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The Fund is managed by HFMC in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HFMC for managing the Fund.

13

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $4,503 and contingent deferred sales charges of $77 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is

14

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class R5	98%	—	%*

*	Percentage rounds to zero.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$286,006	$—	$286,006
Sales Proceeds	321,372	—	321,372

15

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	12,125	11,017	(20,222)	2,920	10,858	2,567	(26,934)	(13,509)
Amount	$140,091	$122,198	$(233,109)	$29,180	$116,579	$25,519	$(288,771)	$(146,673)
Class B
Shares	59	812	(1,779)	(908)	145	206	(1,852)	(1,501)
Amount	$676	$8,860	$(20,393)	$(10,857)	$1,557	$2,040	$(19,786)	$(16,189)
Class C
Shares	3,552	2,175	(3,894)	1,833	2,579	502	(5,354)	(2,273)
Amount	$40,804	$23,779	$(44,626)	$19,957	$27,773	$4,975	$(56,834)	$(24,086)
Class I
Shares	1,111	205	(923)	393	986	35	(675)	346
Amount	$12,828	$2,287	$(10,616)	$4,499	$10,717	$345	$(7,261)	$3,801
Class R3
Shares	237	83	(353)	(33)	279	22	(458)	(157)
Amount	$2,740	$910	$(4,088)	$(438)	$3,018	$218	$(4,977)	$(1,741)
Class R4
Shares	260	13	(73)	200	42	3	(53)	(8)
Amount	$3,043	$147	$(845)	$2,345	$450	$27	$(554)	$(77)
Class R5
Shares	1	1	—	2	—	—	—	—
Amount	$4	$13	$—	$17	$1	$2	$—	$3
Total
Shares	17,345	14,306	(27,244)	4,407	14,889	3,335	(35,326)	(17,102)
Amount	$200,186	$158,194	$(313,677)	$44,703	$160,095	$33,126	$(378,183)	$(184,962)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	37	$429
For the Year Ended October 31, 2013	44	$485

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on

16

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

17

The Hartford Checks and Balances Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income (Loss) to Average Net Assets(D)
For the Year Ended October 31, 2014
A	$11.75	$0.14	$1.07	$1.21	$(0.21)	$(0.86)	$(1.07)	$11.89	11.07%	$1,404,632	0.39%	0.39%	1.25%
B	11.64	0.05	1.05	1.10	(0.05)	(0.86)	(0.91)	11.83	10.09	108,791	1.19	1.19	0.46
C	11.65	0.06	1.04	1.10	(0.06)	(0.86)	(0.92)	11.83	10.17	334,810	1.14	1.14	0.50
I	11.78	0.18	1.06	1.24	(0.26)	(0.86)	(1.12)	11.90	11.35	34,269	0.14	0.14	1.53
R3	11.69	0.10	1.06	1.16	(0.13)	(0.86)	(0.99)	11.86	10.70	10,635	0.75	0.75	0.88
R4	11.73	0.13	1.07	1.20	(0.20)	(0.86)	(1.06)	11.87	11.06	3,932	0.45	0.45	1.14
R5	11.78	0.17	1.07	1.24	(0.26)	(0.86)	(1.12)	11.90	11.34	163	0.15	0.15	1.48

For the Year Ended October 31, 2013
A	$9.92	$0.16	$1.88	$2.04	$(0.18)	$(0.03)	$(0.21)	$11.75	20.89%	$1,354,101	0.41%	0.41%	1.51%
B	9.88	0.08	1.86	1.94	(0.15)	(0.03)	(0.18)	11.64	20.01	117,550	1.21	1.21	0.72
C	9.89	0.08	1.87	1.95	(0.16)	(0.03)	(0.19)	11.65	20.00	308,250	1.16	1.16	0.76
I	9.93	0.18	1.88	2.06	(0.18)	(0.03)	(0.21)	11.78	21.15	29,305	0.15	0.15	1.70
R3	9.90	0.13	1.86	1.99	(0.17)	(0.03)	(0.20)	11.69	20.43	10,875	0.75	0.75	1.19
R4	9.91	0.16	1.86	2.02	(0.17)	(0.03)	(0.20)	11.73	20.79	1,535	0.46	0.46	1.46
R5	9.93	0.19	1.87	2.06	(0.18)	(0.03)	(0.21)	11.78	21.16	144	0.15	0.15	1.74

For the Year Ended October 31, 2012 (E)
A	$9.22	$0.20	$0.74	$0.94	$(0.20)	$(0.04)	$(0.24)	$9.92	10.43%	$1,277,312	0.41%	0.41%	2.15%
B	9.19	0.13	0.72	0.85	(0.12)	(0.04)	(0.16)	9.88	9.45	114,693	1.22	1.22	1.35
C	9.19	0.13	0.74	0.87	(0.13)	(0.04)	(0.17)	9.89	9.63	284,190	1.16	1.16	1.41
I	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70	21,254	0.16	0.16	2.38
R3	9.20	0.17	0.74	0.91	(0.17)	(0.04)	(0.21)	9.90	10.08	10,764	0.76	0.76	1.71
R4	9.22	0.20	0.73	0.93	(0.20)	(0.04)	(0.24)	9.91	10.29	1,375	0.47	0.47	1.92
R5	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70	119	0.16	0.16	2.37

For the Year Ended October 31, 2011 (E)
A	$9.22	$0.13	$–	$0.13	$(0.13)	$–	$(0.13)	$9.22	1.44%	$1,337,009	0.41%	0.41%	1.36%
B	9.18	0.05	0.02	0.07	(0.06)	–	(0.06)	9.19	0.71	123,183	1.21	1.21	0.55
C	9.19	0.06	–	0.06	(0.06)	–	(0.06)	9.19	0.66	310,632	1.16	1.16	0.61
I	9.22	0.15	0.02	0.17	(0.16)	–	(0.16)	9.23	1.81	19,854	0.15	0.15	1.61
R3	9.21	0.10	–	0.10	(0.11)	–	(0.11)	9.20	1.05	9,211	0.76	0.76	1.00
R4	9.21	0.12	0.02	0.14	(0.13)	–	(0.13)	9.22	1.53	822	0.47	0.46	1.29
R5	9.22	0.15	0.02	0.17	(0.16)	–	(0.16)	9.23	1.83	107	0.15	0.15	1.62

See Portfolio Turnover information on the next page.

18

The Hartford Checks and Balances Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income (Loss) to Average Net Assets(D)
For the Year Ended October 31, 2010
A	$8.29	$0.13	$0.93	$1.06	$(0.13)	$–	$(0.13)	$9.22	12.85%	$1,429,438	0.42%	0.42%	1.51%
B	8.26	0.06	0.92	0.98	(0.06)	–	(0.06)	9.18	11.87	143,627	1.23	1.23	0.69
C	8.26	0.07	0.92	0.99	(0.06)	–	(0.06)	9.19	12.06	355,504	1.16	1.16	0.75
I	8.29	0.15	0.93	1.08	(0.15)	–	(0.15)	9.22	13.09	21,297	0.17	0.17	1.75
R3	8.29	0.10	0.92	1.02	(0.10)	–	(0.10)	9.21	12.40	2,206	0.81	0.78	1.15
R4	8.29	0.14	0.91	1.05	(0.13)	–	(0.13)	9.21	12.76	241	0.50	0.47	1.75
R5	8.29	0.16	0.92	1.08	(0.15)	–	(0.15)	9.22	13.13	115	0.16	0.15	1.76

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	15%
For the Year Ended October 31, 2013	12
For the Year Ended October 31, 2012	12
For the Year Ended October 31, 2011	19
For the Year Ended October 31, 2010	19

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Checks and Balances Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Checks and Balances Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

20

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

21

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

22

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Checks and Balances Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

24

The Hartford Checks and Balances Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio(A)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,046.20	$2.02	$1,000.00	$1,023.24	$1.99	0.39%	184	365
Class B	$1,000.00	$1,042.20	$6.13	$1,000.00	$1,019.20	$6.06	1.19	184	365
Class C	$1,000.00	$1,042.60	$5.86	$1,000.00	$1,019.46	$5.80	1.14	184	365
Class I	$1,000.00	$1,047.50	$0.69	$1,000.00	$1,024.53	$0.69	0.13	184	365
Class R3	$1,000.00	$1,044.40	$3.88	$1,000.00	$1,021.41	$3.83	0.75	184	365
Class R4	$1,000.00	$1,046.40	$2.32	$1,000.00	$1,022.94	$2.29	0.45	184	365
Class R5	$1,000.00	$1,047.40	$0.78	$1,000.00	$1,024.44	$0.77	0.15	184	365

(A)	Ratios do not include expenses of the Underlying Funds.

25

The Hartford Checks and Balances Fund
Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Checks and Balances Fund (the “Fund”) with Hartford Funds Management Company, LLC (the “Adviser”) (the “Agreement”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Adviser to questions posed to it on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Adviser and its affiliates. The Board also received in-person presentations by Fund officers and representatives of the Adviser at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreement.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreement with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by the Adviser in connection with the continuation of the Agreement.

In determining whether to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services Provided by the Adviser

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Adviser. The Board considered the Adviser’s professional personnel who provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning the Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on the Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Adviser’s support of the Fund’s compliance control structure, particularly the resources devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

The Board noted that under the Agreement, the Adviser is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services. The Board considered the Adviser’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that the Adviser has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered the Adviser’s approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered the Adviser’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of the Adviser’s services in this regard.

26

The Hartford Checks and Balances Fund
Approval of Investment Management Agreement (Unaudited) – (continued)

In addition, the Board considered the Adviser’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that the Adviser had incurred in connection with fund combinations in recent years. The Board considered that the Adviser or its affiliates are responsible for providing the Fund’s officers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Performance of the Fund and the Adviser

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Adviser concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and in the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its blended custom benchmark for the 1-year period and below its blended custom benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Adviser’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Adviser

The Board reviewed information regarding the Adviser’s cost to provide investment management and related services to the Fund and the Adviser’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to the Adviser and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund.

The Board considered the Consultant’s review of the profitability calculations used by the Adviser in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Adviser and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Adviser

The Board considered comparative information with respect to the total expense ratios of the Fund, noting that there is no management fee for the Fund. In this regard, the Board requested and reviewed information from the Adviser relating to the total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

27

The Hartford Checks and Balances Fund
Approval of Investment Management Agreement (Unaudited) – (continued)

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Adviser, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Adviser’s realization of economies of scale with respect to the Fund and whether the expense levels reflect these economies of scale for the benefit of the Fund’s shareholders.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates from their relationships with the Fund.

The Board noted that the Adviser receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to the Adviser for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of the Adviser, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of the Adviser, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered the Adviser’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

28

The Hartford Checks and Balances Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the investment manager's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager's asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fund of Funds Risk:The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

29

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

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and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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c) encryption;

d) firewall technology; and

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We are responsible for and must:

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b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-CB14 12/14 113966-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Conservative Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Conservative Allocation Fund inception 05/28/2004
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks current income and long-term capital appreciation.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Conservative Allocation A#	1.50%	5.55%	4.35%
Conservative Allocation A##	-4.08%	4.36%	3.76%
Conservative Allocation B#	0.71%	4.70%	3.73%*
Conservative Allocation B##	-4.17%	4.36%	3.73%*
Conservative Allocation C#	0.71%	4.77%	3.60%
Conservative Allocation C##	-0.26%	4.77%	3.60%
Conservative Allocation I#	1.76%	5.83%	4.57%
Conservative Allocation R3#	1.17%	5.20%	4.03%
Conservative Allocation R4#	1.45%	5.51%	4.31%
Conservative Allocation R5#	1.74%	5.83%	4.55%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.64%
Conservative Allocation Fund Blended Index	5.45%	6.51%	5.85%
MSCI All Country World Index	8.32%	11.15%	7.65%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Conservative Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 70% Barclays U.S. Aggregate Bond Index and 30% MSCI All Country World Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Conservative Allocation Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Conservative Allocation Class A	1.24%	1.24%
Conservative Allocation Class B	2.06%	2.06%
Conservative Allocation Class C	1.98%	1.98%
Conservative Allocation Class I	0.96%	0.96%
Conservative Allocation Class R3	1.59%	1.59%
Conservative Allocation Class R4	1.28%	1.28%
Conservative Allocation Class R5	0.98%	0.98%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Conservative Allocation Fund returned 1.50%, before sales charge, for the twelve-month period ended October 31, 2014 underperforming the Fund’s blended benchmark, 70% Barclays U.S. Aggregate Bond Index and 30% MSCI All Country World Index, which returned 5.45% for the same period. In comparison, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 8.32% and 4.14%, respectively, for the same period. The Fund also underperformed the 5.31% average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. In the U.S., second quarter Gross Domestic Product rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market marched on in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated Fed interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor GDP readings in Japan and the Eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging

3

The Hartford Conservative Allocation Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

U.S. corporate earnings season. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

There are two main drivers of Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock / bond mix of the Fund was approximately 30% equities and 70% fixed income during the period, in line with its blended benchmark. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from benchmark-relative performance. Exposure to natural resource related equities and TIPS along with overweight positioning to non-U.S. equities detracted from relative performance. This was partially offset by exposure to global fixed income and high yield credit which contributed on a relative basis.

Beyond asset class decisions, we seek to add value by selecting the underlying Funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) detracted on a benchmark relative basis. Weak benchmark-relative results from the Hartford Real Total Return Fund, The Hartford Alternative Strategies Fund, and The Hartford Global Real Asset Fund more than offset strong benchmark-relative performance in The Hartford World Bond Fund, The Hartford Total Return Bond Fund and The Hartford Small Company Fund. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

What is the outlook?

In our view, the global cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We believe the U.S. economy is on track for a self-sustaining expansion. After three years of fiscal consolidation, it appears that this policy drag is starting to fade, which we believe should support growth. Meanwhile, investment spending appears to be picking up. The euro area and Japan are easing aggressively to help boost inflation and growth. This environment should contribute to a stronger U.S. dollar. Additionally, we retain a constructive view on capital markets and risk assets. The Fund ended the period with an overweight to international equities and an underweight to both large cap U.S. equities and fixed income relative to the Fund’s blended benchmark.

Composition by Investments
as of October 31, 2014
Fund Name	Percentage of Net Assets
Hartford Real Total Return Fund	6.7%
The Hartford Alternative Strategies Fund	3.4
The Hartford Capital Appreciation Fund	2.7
The Hartford Dividend and Growth Fund	4.4
The Hartford Emerging Markets Research Fund	2.3
The Hartford Global Real Asset Fund	12.2
The Hartford Inflation Plus Fund	22.7
The Hartford International Growth Fund	1.5
The Hartford International Opportunities Fund	3.1
The Hartford International Small Company Fund	1.9
The Hartford International Value Fund	1.5
The Hartford MidCap Value Fund	0.9
The Hartford Small Company Fund	0.9
The Hartford Strategic Income Fund	2.0
The Hartford Total Return Bond Fund	13.9
The Hartford World Bond Fund	19.9
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Conservative Allocation Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 100.0%
Alternative Strategy Funds - 22.3%
1,367	Hartford Real Total Return Fund●		$13,864
727	The Hartford Alternative Strategies Fund		7,067
2,580	The Hartford Global Real Asset Fund		25,519
			46,450
	Total Alternative Strategy Funds
	(Cost $48,245)		$46,450

Domestic Equity Funds - 8.9%
104	The Hartford Capital Appreciation Fund		$5,644
329	The Hartford Dividend and Growth Fund		9,049
106	The Hartford MidCap Value Fund		1,891
69	The Hartford Small Company Fund		1,942
			18,526
	Total Domestic Equity Funds
	(Cost $14,545)		$18,526

International/Global Equity Funds - 10.3%
520	The Hartford Emerging Markets Research Fund		$4,724
247	The Hartford International Growth Fund		3,229
363	The Hartford International Opportunities Fund		6,417
228	The Hartford International Small Company Fund		3,895
218	The Hartford International Value Fund●		3,212
			21,477
	Total International/Global Equity Funds
	(Cost $20,603)		$21,477

Taxable Fixed Income Funds - 58.5%
4,308	The Hartford Inflation Plus Fund		$47,176
458	The Hartford Strategic Income Fund		4,255
2,668	The Hartford Total Return Bond Fund		29,005
3,840	The Hartford World Bond Fund		41,355
			121,791
	Total Taxable Fixed Income Funds
	(Cost $125,752)		$121,791

	Total Investments in Affiliated Investment Companies
	(Cost $209,145)		$208,244

	Total Long-Term Investments
	(Cost $209,145)		$208,244

	Total Investments
	(Cost $209,145) ▲	100.0%	$208,244
	Other Assets and Liabilities	—%	20
	Total Net Assets	100.0%	$208,264

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $209,802 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,987
Unrealized Depreciation	(7,545)
Net Unrealized Depreciation	$(1,558)

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$208,244	$208,244	$–	$–
Total	$208,244	$208,244	$–	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $209,145)	$208,244
Receivables:
Investment securities sold	81
Fund shares sold	233
Dividends	55
Other assets	36
Total assets	208,649
Liabilities:
Payables:
Investment securities purchased	200
Fund shares redeemed	122
Investment management fees	6
Administrative fees	1
Distribution fees	18
Accrued expenses	38
Total liabilities	385
Net assets	$208,264
Summary of Net Assets:
Capital stock and paid-in-capital	$201,365
Undistributed net investment income	—
Accumulated net realized gain	7,800
Unrealized depreciation of investments	(901)
Net assets	$208,264

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.78/$11.41
Shares outstanding	12,453
Net assets	$134,286
Class B: Net asset value per share	$10.72
Shares outstanding	641
Net assets	$6,872
Class C: Net asset value per share	$10.71
Shares outstanding	4,365
Net assets	$46,745
Class I: Net asset value per share	$10.77
Shares outstanding	170
Net assets	$1,829
Class R3: Net asset value per share	$10.81
Shares outstanding	938
Net assets	$10,141
Class R4: Net asset value per share	$10.79
Shares outstanding	445
Net assets	$4,806
Class R5: Net asset value per share	$10.79
Shares outstanding	332
Net assets	$3,585

The accompanying notes are an integral part of these financial statements.

8

The Hartford Conservative Allocation Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$2,724
Total investment income	2,724

Expenses:
Investment management fees	331
Administrative services fees
Class R3	22
Class R4	9
Class R5	3
Transfer agent fees
Class A	152
Class B	18
Class C	50
Class I	1
Class R3	—
Class R4	—
Class R5	—
Distribution fees
Class A	350
Class B	91
Class C	494
Class R3	54
Class R4	15
Custodian fees	—
Accounting services fees	26
Registration and filing fees	102
Board of Directors' fees	7
Audit fees	13
Other expenses	38
Total expenses (before waivers)	1,776
Expense waivers	(11)
Total waivers	(11)
Total expenses, net	1,765
Net Investment Income	959
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	3,767
Net realized gain on investments in affiliated investment companies	4,846
Net Realized Gain on Investments	8,613
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(6,598)
Net Changes in Unrealized Depreciation of Investments	(6,598)
Net Gain on Investments	2,015
Net Increase in Net Assets Resulting from Operations	$2,974

The accompanying notes are an integral part of these financial statements.

9

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$959	$1,863
Net realized gain on investments	8,613	13,403
Net unrealized depreciation of investments	(6,598)	(10,393)
Net Increase in Net Assets Resulting from Operations	2,974	4,873
Distributions to Shareholders:
From net investment income
Class A	(1,116)	(4,708)
Class B	—	(396)
Class C	—	(1,445)
Class I	(16)	(51)
Class R3	(28)	(273)
Class R4	(36)	(369)
Class R5	(42)	(109)
Total from net investment income	(1,238)	(7,351)
From net realized gain on investments
Class A	(4,476)	(3,331)
Class B	(339)	(346)
Class C	(1,635)	(1,182)
Class I	(42)	(30)
Class R3	(333)	(187)
Class R4	(216)	(283)
Class R5	(106)	(85)
Total from net realized gain on investments	(7,147)	(5,444)
Total distributions	(8,385)	(12,795)
Capital Share Transactions:
Class A	(9,898)	(14,537)
Class B	(4,133)	(5,764)
Class C	(5,566)	(3,615)
Class I	461	(36)
Class R3	(134)	1,153
Class R4	(2,664)	(6,185)
Class R5	307	(702)
Net decrease from capital share transactions	(21,627)	(29,686)
Net Decrease in Net Assets	(27,038)	(37,608)
Net Assets:
Beginning of period	235,302	272,910
End of period	$208,264	$235,302
Undistributed (distributions in excess of) net investment income	$—	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Conservative Allocation Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Conservative Allocation Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goal through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

12

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. Long-term capital gain distributions are distributed by the Underlying Funds at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$2,126	$7,351
Long-Term Capital Gains ‡	6,259	5,444

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Long-Term Capital Gain	$8,694
Accumulated Capital and Other Losses*	(237)
Unrealized Depreciation†	(1,558)
Total Accumulated Earnings	$6,899

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$279
Accumulated Net Realized Gain (Loss)	(279)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$237
Total	$237

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2014, the Fund utilized $211 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

14

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.60%	1.30%	1.00%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $309 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$59,567	$—	$59,567
Sales Proceeds	84,952	—	84,952

16

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,844	517	(3,262)	(901)	2,522	713	(4,576)	(1,341)
Amount	$20,008	$5,490	$(35,396)	$(9,898)	$27,828	$7,843	$(50,208)	$(14,537)
Class B
Shares	22	32	(435)	(381)	67	65	(658)	(526)
Amount	$235	$335	$(4,703)	$(4,133)	$741	$713	$(7,218)	$(5,764)
Class C
Shares	576	148	(1,238)	(514)	914	223	(1,476)	(339)
Amount	$6,211	$1,553	$(13,330)	$(5,566)	$10,023	$2,452	$(16,090)	$(3,615)
Class I
Shares	149	5	(110)	44	90	7	(102)	(5)
Amount	$1,591	$55	$(1,185)	$461	$1,007	$76	$(1,119)	$(36)
Class R3
Shares	239	34	(284)	(11)	310	42	(248)	104
Amount	$2,589	$361	$(3,084)	$(134)	$3,434	$460	$(2,741)	$1,153
Class R4
Shares	123	24	(392)	(245)	125	59	(747)	(563)
Amount	$1,350	$250	$(4,264)	$(2,664)	$1,389	$651	$(8,225)	$(6,185)
Class R5
Shares	71	14	(58)	27	70	18	(152)	(64)
Amount	$785	$147	$(625)	$307	$777	$194	$(1,673)	$(702)
Total
Shares	3,024	774	(5,779)	(1,981)	4,098	1,127	(7,959)	(2,734)
Amount	$32,769	$8,191	$(62,587)	$(21,627)	$45,199	$12,389	$(87,274)	$(29,686)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	79	$861
For the Year Ended October 31, 2013	111	$1,225

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on

17

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

18

The Hartford Conservative Allocation Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income (Loss) to Average Net Assets(D)
For the Year Ended October 31, 2014
A	$11.05	$0.07	$0.09	$0.16	$(0.09)	$(0.34)	$(0.43)	$10.78	1.50%	$134,286	0.59%	0.59%	0.64%
B	10.99	(0.01)	0.08	0.07	–	(0.34)	(0.34)	10.72	0.71	6,872	1.43	1.40	(0.13)
C	10.98	(0.01)	0.08	0.07	–	(0.34)	(0.34)	10.71	0.71	46,745	1.34	1.34	(0.09)
I	11.06	0.10	0.08	0.18	(0.13)	(0.34)	(0.47)	10.77	1.76	1,829	0.32	0.32	0.91
R3	11.06	0.03	0.09	0.12	(0.03)	(0.34)	(0.37)	10.81	1.17	10,141	0.94	0.90	0.31
R4	11.04	0.07	0.08	0.15	(0.06)	(0.34)	(0.40)	10.79	1.45	4,806	0.64	0.60	0.65
R5	11.08	0.10	0.08	0.18	(0.13)	(0.34)	(0.47)	10.79	1.74	3,585	0.34	0.30	0.92

For the Year Ended October 31, 2013
A	$11.35	$0.10	$0.15	$0.25	$(0.32)	$(0.23)	$(0.55)	$11.05	2.26%	$147,617	0.58%	0.58%	0.93%
B	11.33	0.03	0.13	0.16	(0.27)	(0.23)	(0.50)	10.99	1.42	11,240	1.40	1.40	0.27
C	11.32	0.02	0.15	0.17	(0.28)	(0.23)	(0.51)	10.98	1.51	53,554	1.32	1.32	0.17
I	11.34	0.12	0.16	0.28	(0.33)	(0.23)	(0.56)	11.06	2.60	1,397	0.30	0.30	1.13
R3	11.37	0.05	0.17	0.22	(0.30)	(0.23)	(0.53)	11.06	1.99	10,496	0.93	0.93	0.48
R4	11.33	0.12	0.13	0.25	(0.31)	(0.23)	(0.54)	11.04	2.29	7,620	0.62	0.62	1.08
R5	11.36	0.15	0.13	0.28	(0.33)	(0.23)	(0.56)	11.08	2.57	3,378	0.32	0.32	1.35

For the Year Ended October 31, 2012 (E)
A	$10.71	$0.12	$0.68	$0.80	$(0.16)	$–	$(0.16)	$11.35	7.55%	$166,842	0.58%	0.58%	1.13%
B	10.71	0.03	0.68	0.71	(0.09)	–	(0.09)	11.33	6.69	17,538	1.39	1.39	0.38
C	10.70	0.04	0.68	0.72	(0.10)	–	(0.10)	11.32	6.78	59,053	1.33	1.33	0.37
I	10.69	0.16	0.67	0.83	(0.18)	–	(0.18)	11.34	7.89	1,481	0.30	0.30	1.39
R3	10.74	0.08	0.68	0.76	(0.13)	–	(0.13)	11.37	7.18	9,608	0.93	0.93	0.62
R4	10.69	0.11	0.69	0.80	(0.16)	–	(0.16)	11.33	7.55	14,196	0.63	0.63	1.00
R5	10.71	0.15	0.68	0.83	(0.18)	–	(0.18)	11.36	7.86	4,192	0.33	0.33	1.43

For the Year Ended October 31, 2011 (E)
A	$10.55	$0.21	$0.22	$0.43	$(0.27)	$–	$(0.27)	$10.71	4.09%	$163,779	0.58%	0.58%	1.99%
B	10.55	0.13	0.21	0.34	(0.18)	–	(0.18)	10.71	3.24	21,454	1.37	1.37	1.20
C	10.54	0.13	0.22	0.35	(0.19)	–	(0.19)	10.70	3.32	55,946	1.32	1.32	1.23
I	10.54	0.23	0.22	0.45	(0.30)	–	(0.30)	10.69	4.29	1,248	0.30	0.30	2.16
R3	10.59	0.18	0.21	0.39	(0.24)	–	(0.24)	10.74	3.67	7,324	0.93	0.93	1.48
R4	10.54	0.21	0.20	0.41	(0.26)	–	(0.26)	10.69	3.95	13,142	0.62	0.62	1.93
R5	10.55	0.23	0.23	0.46	(0.30)	–	(0.30)	10.71	4.36	4,788	0.32	0.32	2.30

See Portfolio Turnover information on the next page.

19

The Hartford Conservative Allocation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income (Loss) to Average Net Assets(D)
For the Year Ended October 31, 2010 (E)
A	$9.57	$0.23	$0.98	$1.21	$(0.23)	$–	$(0.23)	$10.55	12.74%	$163,353	0.58%	0.58%	2.26%
B	9.57	0.15	0.97	1.12	(0.14)	–	(0.14)	10.55	11.83	23,697	1.38	1.38	1.48
C	9.56	0.15	0.98	1.13	(0.15)	–	(0.15)	10.54	11.92	53,036	1.33	1.33	1.51
I	9.56	0.28	0.95	1.23	(0.25)	–	(0.25)	10.54	13.02	741	0.33	0.33	2.51
R3	9.61	0.18	1.00	1.18	(0.20)	–	(0.20)	10.59	12.41	3,357	0.94	0.93	1.75
R4	9.56	0.22	0.98	1.20	(0.22)	–	(0.22)	10.54	12.71	12,932	0.62	0.62	2.19
R5	9.57	0.25	0.98	1.23	(0.25)	–	(0.25)	10.55	13.02	6,107	0.32	0.32	2.51

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	27%
For the Year Ended October 31, 2013	22
For the Year Ended October 31, 2012	83
For the Year Ended October 31, 2011	41
For the Year Ended October 31, 2010	28

20

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Conservative Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Conservative Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

21

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

22

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

23

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Conservative Allocation Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

25

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio(A)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$992.70	$2.98	$1,000.00	$1,022.21	$3.02	0.59%	184	365
Class B	$1,000.00	$989.80	$6.96	$1,000.00	$1,018.21	$7.06	1.39	184	365
Class C	$1,000.00	$989.80	$6.69	$1,000.00	$1,018.48	$6.79	1.33	184	365
Class I	$1,000.00	$995.00	$1.59	$1,000.00	$1,023.62	$1.61	0.32	184	365
Class R3	$1,000.00	$991.70	$4.47	$1,000.00	$1,020.72	$4.53	0.89	184	365
Class R4	$1,000.00	$993.40	$2.96	$1,000.00	$1,022.24	$3.00	0.59	184	365
Class R5	$1,000.00	$995.00	$1.46	$1,000.00	$1,023.74	$1.48	0.29	184	365

(A)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.

26

The Hartford Conservative Allocation Fund
Shareholder Meeting Results (Unaudited)

A special meeting of shareholders of the Fund was held on April 4, 2014, which was adjourned until May 9, 2014 (“Shareholder Meeting”). Each of the three proposals listed below were approved by shareholders. The final results of the Shareholder Meeting are reported below.

Proposal one:

The ratification and approval of the sub-advisory agreement between HFMC, the investment manager of the Fund, and Wellington Management pursuant to which Wellington Management serves as the sub-adviser to the Fund and manages the Fund's assets.

For	Against	Abstain	Uninstructed
8,220,283.415	380,868.772	739,804.308	1,642,314.000

Proposal two:

The approval of the retention of fees paid and the payment of fees payable by Hartford Investment Financial Services, LLC, the Fund’s former investment manager, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Fund.

For	Against	Abstain	Uninstructed
8,183,371.719	402,518.572	755,066.204	1,642,314.000

Proposal three:

The authorization of HFMC to select and contract with sub-advisers that are not affiliated with HFMC or the Fund (other than by reason of serving as a sub-adviser to one or more Hartford-sponsored mutual funds) and to materially amend investment sub-advisory agreements without obtaining shareholder approval.

For	Against	Abstain	Uninstructed
7,971,252.187	612,139.762	757,564.546	1,642,314.000

27

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Conservative Allocation Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment

28

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and in the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company, LLP as sub-adviser in 2012.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

29

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of

30

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

The Hartford Conservative Allocation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fund of Funds Risk:The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-CAL14 12/14 113967-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD DISCIPLINED EQUITY FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Disciplined Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Disciplined Equity Fund inception 04/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Disciplined Equity A#	17.56%	16.89%	8.13%
Disciplined Equity A##	11.09%	15.57%	7.52%
Disciplined Equity B#	16.65%	16.00%	7.56%*
Disciplined Equity B##	11.65%	15.78%	7.56%*
Disciplined Equity C#	16.77%	16.06%	7.34%
Disciplined Equity C##	15.77%	16.06%	7.34%
Disciplined Equity R3#	17.30%	16.67%	8.07%
Disciplined Equity R4#	17.71%	17.02%	8.31%
Disciplined Equity R5#	18.03%	17.40%	8.58%
Disciplined Equity Y#	18.07%	17.45%	8.64%
S&P 500 Index	17.27%	16.69%	8.20%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Disciplined Equity Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Disciplined Equity Class A	1.35%	1.40%
Disciplined Equity Class B	2.10%	2.50%
Disciplined Equity Class C	2.07%	2.07%
Disciplined Equity Class R3	1.50%	1.69%
Disciplined Equity Class R4	1.20%	1.29%
Disciplined Equity Class R5	0.90%	1.00%
Disciplined Equity Class Y	0.85%	0.88%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Mammen Chally, CFA
Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Disciplined Equity Fund returned 17.56%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 17.27% for the same period. The Fund outperformed the 15.14% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites in February. The rally continued in May amid renewed signs of life in the housing market and the best payroll gain in more than two years. However, a pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August as investors were emboldened by encouraging economic data, headlined by better-than-expected Gross Domestic Product growth and signs that the housing recovery still had legs. In September, U.S. equities retreated for just the third month this year. Despite solid manufacturing and consumer confidence readings, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks finished a volatile October at an all-time high on the heels of a positive earnings season and generally solid economic data. Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

All ten sectors in the S&P 500 Index rose during the period, with Healthcare (+30%), Information Technology (+26%), and Utilities (+22%) performing the best. Energy (+4%) and Telecommunication Services (+5%) lagged on a relative basis during the period.

Overall sector allocation, a result of the bottom up stock selection process, was the largest contributor to benchmark relative outperformance during the period, in part due to our overweight to Healthcare and underweight to Energy. This was partially offset by our overweight to Consumer Discretionary and underweight to Information Technology. The Fund’s modest cash position detracted from relative performance in an upward-trending market. Security selection in the Healthcare and Consumer Staples sectors contributed to relative performance, while selection in Information Technology and Industrials detracted.

The top contributors to relative performance were Forest Laboratories (Healthcare), Monster Beverage (Consumer Staples), and Salix Pharmaceutical (Healthcare). Shares of Forest Laboratories, a pharmaceutical company, moved higher on news that Actavis, the world's second-largest generic-drug maker by market value, agreed to buy Forest Laboratories for about $25 billion. Shares of Monster Beverage, a U.S.-based maker of energy drinks, surged after the company announced a long-term strategic partnership with Coca-Cola. As part of the deal, Coca-Cola purchased a 17% stake in Monster. We believe the deal will expedite Monster’s growth around the globe due to Coke’s existing distribution system. Shares of Salix Pharmaceutical, a pharmaceutical company focused on the treatment of gastrointestinal diseases, moved higher in anticipation of its Xifaxin drug receiving a secondary indication for irritable bowel syndrome with diarrhea. This has the potential to provide an additional $1 billion in sales. In addition, our position in Gilead Sciences (Healthcare) was a top contributor to absolute performance.

3

The Hartford Disciplined Equity Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

The top detractors from relative performance were Apple (Information Technology), PVH (Consumer Discretionary), and Genpact (Information Technology). Shares of Apple, a U.S.-based designer and manufacturer of consumer electronics, software, and computers, outperformed due to strong earnings and strong initial sales of the newly released iPhone 6 and 6+. Not owning this benchmark component detracted from relative results. Shares of PVH, a leading global apparel company, fell during the period. The stock underperformed after the company slightly adjusted down their guidance for the year due to weak results in their legacy low-growth department store business. Shares of Genpact, an Indian company engaged in business process management, outsourcing, shared services and information outsourcing, fell after management issued 2014 revenue guidance that was below consensus estimates. Top absolute detractors also included Philip Morris (Consumer Staples), Ocwen Financial (Financials), and AT&T (Telecommunication Services).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

In our view, the global cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We believe the U.S. economy is on track for a self-sustaining expansion. After three years of fiscal consolidation, it appears that this policy drag is starting to fade, which we believe should support growth. Meanwhile, investment spending appears to be picking up.

We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection as a way to seek benchmark-relative outperformance. At the end of the period, our largest overweight positions relative to the Fund’s benchmark were to Healthcare, Consumer Discretionary, and Utilities, while our largest underweights were in Financials and Energy.

Diversification by Sector
as of October 31, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.5%
Consumer Staples	10.3
Energy	4.8
Financials	9.5
Health Care	19.6
Industrials	8.9
Information Technology	20.0
Materials	2.8
Utilities	4.3
Total	94.7%
Short-Term Investments	5.0
Other Assets and Liabilities	0.3
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Disciplined Equity Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 94.7%
	Banks - 3.1%
120	EverBank Financial Corp.	$2,300
27	PNC Financial Services Group, Inc.	2,374
		4,674
	Capital Goods - 4.3%
25	AMETEK, Inc.	1,295
15	Dover Corp.	1,171
18	Illinois Tool Works, Inc.	1,653
23	United Technologies Corp.	2,444
		6,563
	Commercial and Professional Services - 3.1%
25	Equifax, Inc.	1,889
28	Nielsen N.V.	1,189
25	Verisk Analytics, Inc. ●	1,577
		4,655
	Consumer Durables and Apparel - 2.2%
14	PVH Corp.	1,564
11	Ralph Lauren Corp.	1,760
		3,324
	Consumer Services - 0.9%
17	Starwood Hotels & Resorts, Inc.	1,293

	Diversified Financials - 2.4%
60	JP Morgan Chase & Co.	3,609

	Energy - 4.8%
17	Anadarko Petroleum Corp.	1,547
25	Chevron Corp.	3,023
13	EOG Resources, Inc.	1,239
27	Halliburton Co.	1,473
		7,282
	Food and Staples Retailing - 4.2%
22	Costco Wholesale Corp.	2,981
40	CVS Health Corp.	3,473
		6,454
	Food, Beverage and Tobacco - 4.0%
35	Altria Group, Inc.	1,715
75	Mondelez International, Inc.	2,638
18	Monster Beverage Corp. ●	1,794
		6,147
	Health Care Equipment and Services - 10.1%
15	Aetna, Inc.	1,271
21	Cerner Corp. ●	1,353
38	Envision Healthcare Holdings ●	1,344
16	McKesson Corp.	3,293
32	MEDNAX, Inc. ●	1,991
32	Omnicare, Inc.	2,130
26	UnitedHealth Group, Inc.	2,514
14	Zimmer Holdings, Inc.	1,541
		15,437
	Household and Personal Products - 2.1%
81	Coty, Inc.	1,336
24	Estee Lauder Co., Inc.	1,812
		3,148
	Insurance - 4.0%
26	ACE Ltd.	2,839
29	American International Group, Inc.	1,556
20	Aon plc	1,706
		6,101
	Materials - 2.8%
10	Airgas, Inc.	1,094
31	Crown Holdings, Inc. ●	1,467
8	Sherwin-Williams Co.	1,751
		4,312
	Media - 3.6%
46	Comcast Corp. Special Class A	2,528
34	DirecTV ●	2,934
		5,462
	Pharmaceuticals, Biotechnology and Life Sciences - 9.5%
8	Actavis plc ●	1,858
49	Bristol-Myers Squibb Co.	2,839
48	Eli Lilly & Co.	3,201
23	Gilead Sciences, Inc. ●	2,617
52	Merck & Co., Inc.	2,991
7	Salix Pharmaceuticals Ltd. ●	937
		14,443
	Retailing - 7.8%
6	AutoZone, Inc. ●	3,044
41	Dollar Tree, Inc. ●	2,470
41	Lowe's Cos., Inc.	2,354
24	Ross Stores, Inc.	1,970
33	TJX Cos., Inc.	2,058
		11,896
	Semiconductors and Semiconductor Equipment - 1.1%
48	Intel Corp.	1,648

	Software and Services - 13.7%
23	Accenture plc	1,860
87	Activision Blizzard, Inc.	1,734
32	Automatic Data Processing, Inc.	2,645
63	Genpact Ltd. ●	1,104
3	Google, Inc. Class A ●	1,874
3	Google, Inc. Class C ●	1,909
26	Intuit, Inc.	2,324
24	Jack Henry & Associates, Inc.	1,449
19	MasterCard, Inc.	1,567
76	Microsoft Corp.	3,577
16	Solera Holdings, Inc.	854
		20,897
	Technology Hardware and Equipment - 5.2%
35	Apple, Inc.	3,816
69	Cisco Systems, Inc.	1,676
32	Qualcomm, Inc.	2,486
		7,978
	Transportation - 1.5%
21	United Parcel Service, Inc. Class B	2,212

	Utilities - 4.3%
43	American Electric Power Co., Inc.	2,486
25	NextEra Energy, Inc.	2,554
25	Pinnacle West Capital Corp.	1,521
		6,561
	Total Common Stocks
	(Cost $112,685)	$144,096

	Total Long-Term Investments
	(Cost $112,685)	$144,096

The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 5.0%
Repurchase Agreements - 5.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $22, collateralized by U.S. Treasury Note 1.50%, 2019, value of $22)
$22	0.08%, 10/31/2014		$22
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $370, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $378)
370	0.09%, 10/31/2014		370
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $99,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $101)
99	0.08%, 10/31/2014		99
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $337,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $344)
337	0.10%, 10/31/2014		337
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,271, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury Note
	1.63% - 2.13%, 2015 - 2019, value of $1,296)
1,271	0.08%, 10/31/2014		1,271
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,461, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$1,490)
1,461	0.09%, 10/31/2014		1,461
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $84, collateralized by U.S. Treasury Note 0.88%, 2017, value of $86)
84	0.13%, 10/31/2014		84
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $124, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $127)
124	0.07%, 10/31/2014		124
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,308, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 1.38%
	- 4.25%, 2015 - 2022, value of $1,334)
1,308	0.08%, 10/31/2014		1,308
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,534, collateralized by FHLMC 3.00% - 4.00%,
2026 - 2044, FNMA 2.50% - 5.00%, 2025 -
2044, U.S. Treasury Bond 3.50% - 6.50%, 2026
- 2041, U.S. Treasury Note 1.75% - 2.88%, 2018
	- 2019, value of $2,584)
2,534	0.10%, 10/31/2014		2,534
			7,610
	Total Short-Term Investments
	(Cost $7,610)		$7,610

	Total Investments
	(Cost $120,295) ▲	99.7%	$151,706
	Other Assets and Liabilities	0.3%	528
	Total Net Assets	100.0%	$152,234

The accompanying notes are an integral part of these financial statements.

6

The Hartford Disciplined Equity Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $120,406 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$31,816
Unrealized Depreciation	(516)
Net Unrealized Appreciation	$31,300

●	Non-income producing.

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
Futures contracts	$230	$–
Total	$230	$–

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
S&P 500 (E-Mini) Future	50	12/19/2014	$4,817	$5,029	$212	$–	$57	$–

* The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$144,096	$144,096	$–	$–
Short-Term Investments	7,610	–	7,610	–
Total	$151,706	$144,096	$7,610	$–
Futures *	$212	$212	$–	$–
Total	$212	$212	$–	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $120,295)	$151,706
Cash	231	*
Receivables:
Fund shares sold	314
Dividends and interest	96
Variation margin on financial derivative instruments	57
Other assets	71
Total assets	152,475
Liabilities:
Payables:
Investment securities purchased	82
Fund shares redeemed	85
Investment management fees	21
Administrative fees	—
Distribution fees	10
Accrued expenses	43
Total liabilities	241
Net assets	$152,234
Summary of Net Assets:
Capital stock and paid-in-capital	$118,738
Undistributed net investment income	91
Accumulated net realized gain	1,782
Unrealized appreciation of investments	31,623
Net assets	$152,234

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$22.00/$23.28
Shares outstanding	5,742
Net assets	$126,308
Class B: Net asset value per share	$20.60
Shares outstanding	92
Net assets	$1,898
Class C: Net asset value per share	$20.54
Shares outstanding	964
Net assets	$19,798
Class R3: Net asset value per share	$22.41
Shares outstanding	21
Net assets	$481
Class R4: Net asset value per share	$22.60
Shares outstanding	39
Net assets	$889
Class R5: Net asset value per share	$22.72
Shares outstanding	16
Net assets	$374
Class Y: Net asset value per share	$22.79
Shares outstanding	109
Net assets	$2,486

* Cash of $230 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$1,996
Interest	1
Total investment income	1,997

Expenses:
Investment management fees	1,020
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	236
Class B	13
Class C	26
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	282
Class B	22
Class C	175
Class R3	2
Class R4	1
Custodian fees	3
Accounting services fees	22
Registration and filing fees	148
Board of Directors' fees	4
Audit fees	12
Other expenses	32
Total expenses (before waivers and fees paid indirectly)	2,000
Expense waivers	(88)
Transfer agent fee waivers	(6)
Commission recapture	—
Total waivers and fees paid indirectly	(94)
Total expenses, net	1,906
Net Investment Income	91
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	25,687
Net realized gain on futures contracts	94
Net realized gain on written option contracts	29
Net Realized Gain on Investments and Other Financial Instruments	25,810
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(4,149)
Net unrealized appreciation of futures contracts	187
Net unrealized depreciation of written option contracts	(13)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(3,975)
Net Gain on Investments and Other Financial Instruments	21,835
Net Increase in Net Assets Resulting from Operations	$21,926

The accompanying notes are an integral part of these financial statements.

10

The Hartford Disciplined Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$91	$657
Net realized gain on investments and other financial instruments	25,810	6,827
Net unrealized appreciation (depreciation) of investments and other financial instruments	(3,975)	21,753
Net Increase in Net Assets Resulting from Operations	21,926	29,237
Distributions to Shareholders:
From net investment income
Class A	(323)	(851)
Class B	—	(4)
Class C	—	(38)
Class R3	(1)	(2)
Class R4	—	(2)
Class R5	(1)	(2)
Class Y	(15)	(20)
Total distributions	(340)	(919)
Capital Share Transactions:
Class A	5,184	(3,903)
Class B	(924)	(952)
Class C	1,777	15
Class R3	94	53
Class R4	(422)	852
Class R5	124	15
Class Y	183	(88)
Net increase (decrease) from capital share transactions	6,016	(4,008)
Net Increase in Net Assets	27,602	24,310
Net Assets:
Beginning of period	124,632	100,322
End of period	$152,234	$124,632
Undistributed (distributions in excess of) net investment income	$91	$337

The accompanying notes are an integral part of these financial statements.

11

The Hartford Disciplined Equity Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Disciplined Equity Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available.  There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

12

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit

13

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value.

14

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or

15

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

As of October 31, 2014 the Fund had no outstanding purchased option or written option contracts. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

Options Contract Activity During the Year Ended October 31, 2014:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	164	$16
Written	360	31
Expired	(205)	(15)
Closed	(283)	(28)
Exercised	(36)	(4)
End of period	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	120	$11
Written	205	14
Expired	(189)	(18)
Closed	(136)	(7)
Exercised	—	—
End of period	—	$—

* The number of contracts does not omit 000's.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$—	$—	$—	$57	$—	$—	$57
Total	$—	$—	$—	$57	$—	$—	$57

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $212 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

16

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures contracts	$—	$—	$—	$94	$—	$—	$94
Net realized gain on written option contracts	—	—	—	29	—	—	29
Total	$—	$—	$—	$123	$—	$—	$123

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$—	$—	$—	$187	$—	$—	$187
Net change in unrealized depreciation of written option contracts	—	—	—	(13)	—	—	(13)
Total	$—	$—	$—	$174	$—	$—	$174

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received		Net Amount (not less than $0)
Description
Futures contracts - variation margin receivable	$57	$—	$—	$—	♦	$57
Total subject to a master netting or similar arrangement	$57	$—	$—	$—		$57

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.
♦	The Fund has pledged $230 as collateral for open futures contracts held at October 31, 2014.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

17

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$340	$919

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$91
Undistributed Long-Term Capital Gain	2,105
Unrealized Appreciation*	31,300
Total Accumulated Earnings	$33,496

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$3
Accumulated Net Realized Gain (Loss)	(3)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the

18

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

During the year ended October 31, 2014, the Fund utilized $23,915 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.013%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more

19

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.50%	1.20%	0.90%	0.85%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.31%
Class B	2.10
Class C	2.00
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.85

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $214 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned

20

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class R4	22%	—	%*
Class R5	54	—	*

*	Percentage rounds to zero.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$80,509	$—	$80,509
Sales Proceeds	81,040	—	81,040

21

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,007	16	(775)	248	723	56	(1,017)	(238)
Amount	$20,659	$319	$(15,794)	$5,184	$11,909	$840	$(16,652)	$(3,903)
Class B
Shares	8	—	(56)	(48)	17	—	(79)	(62)
Amount	$141	$—	$(1,065)	$(924)	$255	$4	$(1,211)	$(952)
Class C
Shares	210	—	(117)	93	139	2	(142)	(1)
Amount	$4,009	$—	$(2,232)	$1,777	$2,130	$36	$(2,151)	$15
Class R3
Shares	18	—	(14)	4	3	—	—	3
Amount	$386	$—	$(292)	$94	$56	$2	$(5)	$53
Class R4
Shares	29	—	(54)	(25)	77	—	(24)	53
Amount	$609	$—	$(1,031)	$(422)	$1,271	$2	$(421)	$852
Class R5
Shares	5	—	—	5	1	—	—	1
Amount	$125	$—	$(1)	$124	$13	$2	$—	$15
Class Y
Shares	23	1	(16)	8	21	1	(27)	(5)
Amount	$480	$15	$(312)	$183	$329	$20	$(437)	$(88)
Total
Shares	1,300	17	(1,032)	285	981	59	(1,289)	(249)
Amount	$26,409	$334	$(20,727)	$6,016	$15,963	$906	$(20,877)	$(4,008)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	24	$498
For the Year Ended October 31, 2013	35	$564

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

22

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

23

The Hartford Disciplined Equity Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$–	$(0.06)	$22.00	17.56%	$126,308	1.37%	1.31%	0.16%
B	17.66	(0.12)	3.06	2.94	–	–	–	20.60	16.65	1,898	2.49	2.10	(0.62)
C	17.59	(0.10)	3.05	2.95	–	–	–	20.54	16.77	19,798	2.06	2.00	(0.53)
R3	19.14	(0.01)	3.32	3.31	(0.04)	–	(0.04)	22.41	17.30	481	1.70	1.50	(0.05)
R4	19.20	0.05	3.35	3.40	–	–	–	22.60	17.71	889	1.34	1.20	0.21
R5	19.38	0.12	3.36	3.48	(0.14)	–	(0.14)	22.72	18.03	374	1.04	0.90	0.56
Y	19.44	0.13	3.37	3.50	(0.15)	–	(0.15)	22.79	18.07	2,486	0.91	0.85	0.62

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$–	$(0.15)	$18.77	30.12%	$103,104	1.40%	1.35%	0.68%
B	13.70	(0.01)	3.99	3.98	(0.02)	–	(0.02)	17.66	29.10	2,480	2.50	2.10	(0.04)
C	13.66	–	3.98	3.98	(0.05)	–	(0.05)	17.59	29.19	15,324	2.07	2.04	(0.01)
R3	14.86	0.09	4.32	4.41	(0.13)	–	(0.13)	19.14	29.88	330	1.69	1.50	0.51
R4	14.91	0.12	4.34	4.46	(0.17)	–	(0.17)	19.20	30.24	1,227	1.29	1.20	0.69
R5	15.04	0.19	4.37	4.56	(0.22)	–	(0.22)	19.38	30.68	204	1.00	0.90	1.12
Y	15.05	0.20	4.38	4.58	(0.19)	–	(0.19)	19.44	30.73	1,963	0.88	0.85	1.19

For the Year Ended October 31, 2012
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$–	$(0.03)	$14.57	14.39%	$83,534	1.44%	1.35%	0.69%
B	12.07	(0.01)	1.64	1.63	–	–	–	13.70	13.50	2,761	2.50	2.10	(0.08)
C	12.03	(0.01)	1.64	1.63	–	–	–	13.66	13.55	11,913	2.09	2.09	(0.06)
R3	13.05	0.08	1.77	1.85	(0.04)	–	(0.04)	14.86	14.22	209	1.70	1.50	0.53
R4	13.07	0.12	1.78	1.90	(0.06)	–	(0.06)	14.91	14.57	167	1.31	1.20	0.85
R5	13.18	0.16	1.79	1.95	(0.09)	–	(0.09)	15.04	14.93	144	1.01	0.90	1.14
Y	13.20	0.15	1.80	1.95	(0.10)	–	(0.10)	15.05	14.90	1,594	0.85	0.85	1.04

For the Year Ended October 31, 2011
A	$11.90	$0.07	$0.82	$0.89	$(0.02)	$–	$(0.02)	$12.77	7.50%	$80,470	1.44%	1.35%	0.51%
B	11.32	(0.03)	0.79	0.76	(0.01)	–	(0.01)	12.07	6.69	4,020	2.42	2.10	(0.21)
C	11.28	(0.03)	0.79	0.76	(0.01)	–	(0.01)	12.03	6.72	11,221	2.10	2.09	(0.23)
R3	12.18	0.04	0.85	0.89	(0.02)	–	(0.02)	13.05	7.30	165	1.65	1.50	0.34
R4	12.16	0.08	0.86	0.94	(0.03)	–	(0.03)	13.07	7.70	134	1.28	1.20	0.64
R5	12.24	0.13	0.84	0.97	(0.03)	–	(0.03)	13.18	7.94	117	0.96	0.90	0.96
Y	12.25	0.13	0.85	0.98	(0.03)	–	(0.03)	13.20	8.03	72,307	0.86	0.85	0.98

See Portfolio Turnover information on the next page.

24

The Hartford Disciplined Equity Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2010
A	$10.44	$0.08	$1.58	$1.66	$(0.20)	$–	$(0.20)	$11.90	16.00%	$81,949	1.47%	1.35%	0.71%
B	9.89	–	1.50	1.50	(0.07)	–	(0.07)	11.32	15.18	5,770	2.46	2.10	(0.04)
C	9.84	–	1.49	1.49	(0.05)	–	(0.05)	11.28	15.18	11,519	2.12	2.10	(0.04)
R3	10.71	0.05	1.63	1.68	(0.21)	–	(0.21)	12.18	15.77	113	1.66	1.55	0.47
R4	10.68	0.09	1.61	1.70	(0.22)	–	(0.22)	12.16	16.01	105	1.25	1.23	0.82
R5	10.75	0.12	1.65	1.77	(0.28)	–	(0.28)	12.24	16.55	105	0.95	0.92	1.09
Y	10.76	0.14	1.64	1.78	(0.29)	–	(0.29)	12.25	16.63	45,376	0.85	0.85	1.21

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	60%
For the Year Ended October 31, 2013	28
For the Year Ended October 31, 2012	46
For the Year Ended October 31, 2011	56
For the Year Ended October 31, 2010	41

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Disciplined Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Disciplined Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

26

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

27

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

28

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Disciplined Equity Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

30

The Hartford Disciplined Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,087.50	$6.84	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class B	$1,000.00	$1,083.10	$11.03	$1,000.00	$1,014.61	$10.67	2.10	184	365
Class C	$1,000.00	$1,083.90	$10.45	$1,000.00	$1,015.17	$10.11	1.99	184	365
Class R3	$1,000.00	$1,085.80	$7.89	$1,000.00	$1,017.64	$7.63	1.50	184	365
Class R4	$1,000.00	$1,087.60	$6.32	$1,000.00	$1,019.15	$6.11	1.20	184	365
Class R5	$1,000.00	$1,089.70	$4.74	$1,000.00	$1,020.67	$4.59	0.90	184	365
Class Y	$1,000.00	$1,089.40	$4.48	$1,000.00	$1,020.92	$4.33	0.85	184	365

31

The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Disciplined Equity Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

32

The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

33

The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer

34

The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Disciplined Equity Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-DE14 12/14 113968-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Dividend and Growth Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Dividend and Growth Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Dividend & Growth A#	16.01%	14.61%	8.58%
Dividend & Growth A##	9.63%	13.32%	7.96%
Dividend & Growth B#	14.91%	13.60%	7.83%*
Dividend & Growth B##	9.91%	13.36%	7.83%*
Dividend & Growth C#	15.12%	13.77%	7.78%
Dividend & Growth C##	14.12%	13.77%	7.78%
Dividend & Growth I#	16.22%	14.90%	8.82%
Dividend & Growth R3#	15.61%	14.28%	8.41%
Dividend & Growth R4#	15.98%	14.64%	8.70%
Dividend & Growth R5#	16.32%	14.99%	8.95%
Dividend & Growth Y#	16.42%	15.09%	9.04%
Russell 1000 Value Index	16.46%	16.49%	7.90%
S&P 500 Index	17.27%	16.69%	8.20%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Dividend and Growth Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Dividend & Growth Class A	1.05%	1.05%
Dividend & Growth Class B	1.95%	2.00%
Dividend & Growth Class C	1.79%	1.79%
Dividend & Growth Class I	0.83%	0.83%
Dividend & Growth Class R3	1.35%	1.35%
Dividend & Growth Class R4	1.05%	1.05%
Dividend & Growth Class R5	0.75%	0.75%
Dividend & Growth Class Y	0.65%	0.65%

*	As shown in the Fund's prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014. Net expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014 and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated November 7, 2014, with the U.S. Securities and Exchange Commission that became effective on that date.  However, the information in this annual report is as of October 31, 2014 and does not reflect any changes made to the total annual fund operating expense table in the November 7, 2014 prospectus.  The net expense ratios shown in the November 7, 2014 prospectus are 1.05%, 2.00%, 1.79%, 0.83%, 1.35%, 1.05%, 0.75% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively, and reflect contractual expense reimbursements in place until February 29, 2016.  The gross expense ratios shown in the November 7, 2014 prospectus are 1.05%, 2.00%, 1.79%, 0.83%, 1.35%, 1.05%, 0.75% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Dividend and Growth Fund returned 16.01%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 17.27% for the same period. The Fund also underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 16.46% for the same period. The Fund outperformed the 12.41% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites in February. The rally continued in May amid renewed signs of life in the housing market and the best payroll gain in more than two years. However, a pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August as investors were emboldened by encouraging economic data, headlined by better-than-expected Gross Domestic Product (GDP) growth and signs that the housing recovery still had legs. In September, U.S. equities retreated for just the third month this year. Despite solid manufacturing and consumer confidence readings, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks finished a volatile October at an all-time high on the heels of a positive earnings season and generally solid economic data. Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

During the twelve-month period, all of the ten sectors within the S&P 500 Index posted positive returns, led by Healthcare (+30%), Information Technology(+26%), and Utilities (+22%). Energy (+4%), Telecommunication Services (+5%), and Consumer Discretionary (+9%) lagged on a relative basis.

Several factors led to the Fund’s underperformance relative to the S&P 500 Index, including our underweight to and weak stock selection within Information Technology as well as weak stock selection in Healthcare. However, these factors were somewhat offset by our underweight to Consumer Discretionary and our overweight to the Healthcare sector. Holding a modest cash position in an upward trending market also detracted from results relative to the S&P 500 Index.

3

The Hartford Dividend and Growth Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

The Fund’s top detractors from performance relative to the S&P 500 Index included an underweight to Apple (Information Technology), an overweight to Ford (Consumer Discretionary) and not owning Gilead (Healthcare). Shares of Apple, a maker of an interconnected ecosystem of computing and mobile devices, rose after the company posted better-than-expected quarterly earnings and gave solid guidance for the fourth quarter; we owned a position in this stock but were underweight relative to the Fund’s benchmark. During the period shares of Ford, a global automobile maker, underperformed as the company lowered its guidance regarding pre-tax profit. Shares of Gilead, a U.S.-based biopharmaceutical company, rose after the firm reported better-than-expected earnings, led by record sales from the hepatitis C franchise. Not owning this S&P 500 Index stock detracted from relative performance during the period. Top absolute detractors also included Goldcorp (Materials) and United Technologies (Industrials).

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were AstraZeneca (Healthcare), Merck (Healthcare), and Wells Fargo (Financials). Shares of AstraZeneca, a U.K.-based multinational pharmaceutical company, outperformed on news that U.S.-based pharmaceutical giant Pfizer offered to acquire the company at a price that AstraZeneca dismissed as being too low. We view AstraZeneca as an undervalued company offering exposure to the immuno-oncology market, a new area of medicine that could transform the way many cancers are treated. Shares of Merck, a global pharmaceutical company, rose as the stock benefited from improved investor sentiment regarding the firm's large opportunity with its immuno-oncology program. Shares of Wells Fargo, a U.S.-based diversified bank, outperformed after the company reported better-than-expected quarterly earnings, in part due to strong loan and deposit growth, as well as improving credit quality. Top absolute performers also included Microsoft (Information Technology).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Relative to the rest of the world, we believe that the U.S. economy appears to be holding up better. However, our outlook for the U.S. has also declined and we believe the consensus GDP estimates are too optimistic at this point. The housing market recovery has slowed in our estimation and the general consensus appears to be that the Fed is likely to raise policy rates by at least 1% next year as an insurance against future inflation pressures. Recently, we have been very active to position the Fund slightly more defensively, taking some profits in stocks that have approached our price targets, and swapping between comparable companies where we have found what we believe to be better risk/reward opportunities. We continue to seek a solid portfolio comprised of firms with strong management teams, good balance sheets, and a commitment to returning cash to shareholders via dividends and share repurchases.

At the end of the period, our largest overweights were to Financials, Healthcare, and Industrials, while we remained underweight Consumer Discretionary, Information Technology, and Consumer Staples, relative to the S&P 500 Index.

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.9%
Consumer Staples	7.3
Energy	10.0
Financials	20.5
Health Care	17.0
Industrials	12.9
Information Technology	14.5
Materials	2.2
Services	2.6
Utilities	3.0
Total	96.9%
Short-Term Investments	3.2
Other Assets and Liabilities	(0.1)
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.9%
	Automobiles and Components - 1.5%
6,399	Ford Motor Co.	$90,161
1,050	Honda Motor Co., Ltd. ADR	33,710
		123,871
	Banks - 7.3%
900	Bank of Nova Scotia	55,155
1,496	PNC Financial Services Group, Inc.	129,252
1,294	US Bancorp	55,117
6,538	Wells Fargo & Co.	347,088
		586,612
	Capital Goods - 6.5%
391	Caterpillar, Inc.	39,632
178	Deere & Co.	15,223
970	Eaton Corp. plc	66,365
2,999	General Electric Co.	77,410
950	Honeywell International, Inc.	91,271
132	Lockheed Martin Corp.	25,193
818	Raytheon Co.	85,016
1,226	Textron, Inc.	50,904
676	United Technologies Corp.	72,295
		523,309
	Commercial and Professional Services - 2.2%
1,012	Equifax, Inc.	76,654
2,246	Nielsen N.V.	95,440
		172,094
	Consumer Services - 0.6%
765	Las Vegas Sands Corp.	47,644

	Diversified Financials - 6.3%
262	Ameriprise Financial, Inc.	33,098
3,472	Bank of America Corp.	59,586
341	BlackRock, Inc.	116,397
1,761	Citigroup, Inc.	94,267
3,286	JP Morgan Chase & Co.	198,726
		502,074
	Energy - 10.0%
1,148	Anadarko Petroleum Corp.	105,383
1,808	Chevron Corp.	216,870
2,000	Exxon Mobil Corp.	193,458
680	Halliburton Co.	37,497
1,168	Imperial Oil Ltd.	55,900
1,303	Marathon Oil Corp.	46,112
318	Phillips 66	24,952
496	Schlumberger Ltd.	48,894
1,081	Suncor Energy, Inc.	38,418
537	Total S.A. ADR	32,147
		799,631
	Food and Staples Retailing - 3.1%
1,797	CVS Health Corp.	154,208
252	Walgreen Co.	16,171
1,064	Wal-Mart Stores, Inc.	81,122
		251,501
	Food, Beverage and Tobacco - 3.1%
484	Coca-Cola Co.	20,268
522	Kraft Foods Group, Inc.	29,424
1,244	Mondelez International, Inc.	43,846
904	Philip Morris International, Inc.	80,434
1,870	Unilever N.V. NY Shares ADR	72,429
		246,401
	Health Care Equipment and Services - 4.3%
1,479	Cardinal Health, Inc.	116,076
1,992	Medtronic, Inc.	135,748
969	UnitedHealth Group, Inc.	92,018
		343,842
	Household and Personal Products - 1.1%
996	Procter & Gamble Co.	86,920

	Insurance - 6.9%
1,352	ACE Ltd.	147,804
594	Aflac, Inc.	35,487
1,140	Marsh & McLennan Cos., Inc.	61,989
1,419	MetLife, Inc.	76,983
1,659	Principal Financial Group, Inc.	86,860
1,667	Prudential Financial, Inc.	147,560
		556,683
	Materials - 2.2%
1,492	Dow Chemical Co.	73,719
1,495	Goldcorp, Inc.	28,083
1,426	International Paper Co.	72,172
		173,974
	Media - 3.4%
3,626	Comcast Corp. Class A	200,714
758	Walt Disney Co.	69,228
		269,942
	Pharmaceuticals, Biotechnology and Life Sciences - 12.7%
1,441	AstraZeneca plc ADR	105,097
2,230	Bristol-Myers Squibb Co.	129,769
2,112	Eli Lilly & Co.	140,085
1,659	Johnson & Johnson	178,842
4,829	Merck & Co., Inc.	279,813
4,091	Pfizer, Inc.	122,524
1,683	Zoetis, Inc.	62,544
		1,018,674
	Retailing - 1.4%
1,910	Lowe's Cos., Inc.	109,274

	Semiconductors and Semiconductor Equipment - 3.6%
1,117	Altera Corp.	38,386
1,089	Analog Devices, Inc.	54,031
4,392	Intel Corp.	149,384
879	Texas Instruments, Inc.	43,660
		285,461
	Software and Services - 6.9%
1,459	Accenture plc	118,371
244	IBM Corp.	40,130
4,963	Microsoft Corp.	233,006
1,443	Oracle Corp.	56,351
2,609	Symantec Corp.	64,763
3,230	Xerox Corp.	42,893
		555,514
	Technology Hardware and Equipment - 4.0%
1,184	Apple, Inc.	127,837
382	Avnet, Inc.	16,508
4,642	Cisco Systems, Inc.	113,582
846	Qualcomm, Inc.	66,401
		324,328
	Telecommunication Services - 2.6%
4,212	Verizon Communications, Inc.	211,673

The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 96.9% - (continued)
	Transportation - 4.2%
2,008	CSX Corp.		$71,548
1,660	Delta Air Lines, Inc.		66,793
459	FedEx Corp.		76,821
1,171	United Parcel Service, Inc. Class B		122,805
			337,967
	Utilities - 3.0%
907	Dominion Resources, Inc.		64,665
1,404	Exelon Corp.		51,372
967	NextEra Energy, Inc.		96,943
1,041	NRG Energy, Inc.		31,218
			244,198
	Total Common Stocks
	(Cost $5,411,674)		$7,771,587

	Total Long-Term Investments
	(Cost $5,411,674)		$7,771,587

Short-Term Investments - 3.2%
Repurchase Agreements - 3.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $745, collateralized by U.S. Treasury Note 1.50%, 2019, value of $760)
$745	0.08%, 10/31/2014		$745
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $12,681, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $12,934)
12,680	0.09%, 10/31/2014		12,680
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$3,407, collateralized by U.S. Treasury Bond
2.88% - 5.25%, 2029 - 2043, U.S. Treasury
Note 0.38% - 4.50%, 2015 - 2022, value of
	$3,475)
3,407	0.08%, 10/31/2014		3,407
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$11,549, collateralized by FHLMC 2.00% -
5.50%, 2022 - 2034, FNMA 2.00% - 4.50%,
2024 - 2039, GNMA 3.00%, 2043, U.S. Treasury
	Note 4.63%, 2017, value of $11,780)
11,549	0.10%, 10/31/2014		11,549
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$43,516, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury Note
1.63% - 2.13%, 2015 - 2019, value of
	$44,386)
43,516	0.08%, 10/31/2014		43,516
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $50,018, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$51,018)
50,018	0.09%, 10/31/2014		50,018
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $2,887, collateralized by U.S. Treasury Note 0.88%, 2017, value of $2,945)
2,887	0.13%, 10/31/2014		2,887
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $4,250, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$4,335)
4,250	0.07%, 10/31/2014		4,250
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$44,775, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 1.38%
	- 4.25%, 2015 - 2022, value of $45,670)
44,775	0.08%, 10/31/2014		44,775
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$86,767, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75%
	- 2.88%, 2018 - 2019, value of $88,502)
86,766	0.10%, 10/31/2014		86,766
			260,593
	Total Short-Term Investments
	(Cost $260,593)		$260,593

	Total Investments
	(Cost $5,672,267) ▲	100.1%	$8,032,180
	Other Assets and Liabilities	(0.1)%	(7,868)
	Total Net Assets	100.0%	$8,024,312

The accompanying notes are an integral part of these financial statements.

6

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $5,690,389 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,398,312
Unrealized Depreciation	(56,521)
Net Unrealized Appreciation	$2,341,791

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$7,771,587	$7,771,587	$–	$–
Short-Term Investments	260,593	–	260,593	–
Total	$8,032,180	$7,771,587	$260,593	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2014
Assets:
Common Stocks	$178	$159	$(130)	$—	$—	$(207)	$—	$—	$—
Total	$178	$159	$(130)	$—	$—	$(207)	$—	$—	$—

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,672,267)	$8,032,180
Cash	1
Receivables:
Investment securities sold	9,641
Fund shares sold	6,737
Dividends and interest	9,300
Other assets	193
Total assets	8,058,052
Liabilities:
Payables:
Investment securities purchased	24,058
Fund shares redeemed	7,351
Investment management fees	915
Dividends	—
Administrative fees	12
Distribution fees	295
Accrued expenses	1,109
Total liabilities	33,740
Net assets	$8,024,312
Summary of Net Assets:
Capital stock and paid-in-capital	$5,029,238
Undistributed net investment income	10,600
Accumulated net realized gain	624,561
Unrealized appreciation of investments	2,359,913
Net assets	$8,024,312

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$27.05/$28.62
Shares outstanding	139,774
Net assets	$3,780,786
Class B: Net asset value per share	$26.59
Shares outstanding	2,788
Net assets	$74,126
Class C: Net asset value per share	$26.42
Shares outstanding	17,713
Net assets	$467,932
Class I: Net asset value per share	$26.95
Shares outstanding	69,885
Net assets	$1,883,434
Class R3: Net asset value per share	$27.29
Shares outstanding	3,365
Net assets	$91,839
Class R4: Net asset value per share	$27.42
Shares outstanding	5,800
Net assets	$159,018
Class R5: Net asset value per share	$27.49
Shares outstanding	8,231
Net assets	$226,236
Class Y: Net asset value per share	$27.50
Shares outstanding	48,759
Net assets	$1,340,941

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$192,665
Interest	116
Less: Foreign tax withheld	(1,596)
Total investment income	191,185

Expenses:
Investment management fees	47,902
Administrative services fees
Class R3	180
Class R4	226
Class R5	216
Transfer agent fees
Class A	4,796
Class B	280
Class C	540
Class I	2,985
Class R3	6
Class R4	2
Class R5	1
Class Y	26
Distribution fees
Class A	9,140
Class B	875
Class C	4,400
Class R3	449
Class R4	376
Custodian fees	21
Accounting services fees	1,046
Registration and filing fees	301
Board of Directors' fees	209
Audit fees	67
Other expenses	1,118
Total expenses (before waivers and fees paid indirectly)	75,162
Transfer agent fee waivers	(17)
Commission recapture	(71)
Total waivers and fees paid indirectly	(88)
Total expenses, net	75,074
Net Investment Income	116,111
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	694,245
Net realized gain on foreign currency contracts	1
Net realized loss on other foreign currency transactions	(12)
Net Realized Gain on Investments and Foreign Currency Transactions	694,234
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	365,334
Net Changes in Unrealized Appreciation of Investments	365,334
Net Gain on Investments and Foreign Currency Transactions	1,059,568
Net Increase in Net Assets Resulting from Operations	$1,175,679

The accompanying notes are an integral part of these financial statements.

10

The Hartford Dividend and Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$116,111	$116,994
Net realized gain on investments and foreign currency transactions	694,234	528,429
Net unrealized appreciation of investments	365,334	942,357
Net Increase in Net Assets Resulting from Operations	1,175,679	1,587,780
Distributions to Shareholders:
From net investment income
Class A	(51,845)	(49,319)
Class B	(412)	(681)
Class C	(3,224)	(3,238)
Class I	(28,595)	(25,683)
Class R3	(961)	(999)
Class R4	(2,078)	(2,039)
Class R5	(3,613)	(2,853)
Class Y	(25,884)	(30,320)
Total from net investment income	(116,612)	(115,132)
From net realized gain on investments
Class A	(224,789)	(48,692)
Class B	(6,351)	(1,796)
Class C	(27,381)	(5,743)
Class I	(103,448)	(22,402)
Class R3	(5,498)	(1,187)
Class R4	(9,021)	(1,977)
Class R5	(12,871)	(2,121)
Class Y	(101,247)	(25,685)
Total from net realized gain on investments	(490,606)	(109,603)
Total distributions	(607,218)	(224,735)
Capital Share Transactions:
Class A	64,388	(101,025)
Class B	(29,745)	(30,473)
Class C	25,380	(8)
Class I	177,440	(41,319)
Class R3	(2,169)	(903)
Class R4	8,230	(7,610)
Class R5	10,343	25,534
Class Y	(365,984)	(267,527)
Net decrease from capital share transactions	(112,117)	(423,331)
Net Increase in Net Assets	456,344	939,714
Net Assets:
Beginning of period	7,567,968	6,628,254
End of period	$8,024,312	$7,567,968
Undistributed (distributions in excess of) net investment income	$10,600	$11,282

The accompanying notes are an integral part of these financial statements.

11

The Hartford Dividend and Growth Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Dividend and Growth Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

12

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when

13

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative

14

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund had no illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of October 31, 2014.

15

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

16

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$151,446	$115,132
Long-Term Capital Gains ‡	455,772	109,603

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$56,738
Undistributed Long-Term Capital Gain	629,492
Accumulated Capital and Other Losses*	(32,947)
Unrealized Appreciation†	2,341,791
Total Accumulated Earnings	$2,995,074

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(181)
Accumulated Net Realized Gain (Loss)	181

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$13,936
2016	19,011
Total	$32,947

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2014, the Fund utilized $19,011 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

18

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.5850%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	NA

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.02%
Class B	1.94
Class C	1.76
Class I	0.81
Class R3	1.35
Class R4	1.04
Class R5	0.74
Class Y	0.64

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and

19

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $7,013 and contingent deferred sales charges of $63 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $14. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	9%

20

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,776,699	$—	$1,776,699
Sales Proceeds	2,394,196	—	2,394,196

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	12,008	11,233	(20,081)	3,160	13,591	4,525	(22,497)	(4,381)
Amount	$308,252	$273,099	$(516,963)	$64,388	$312,680	$96,559	$(510,264)	$(101,025)
Class B
Shares	52	278	(1,488)	(1,158)	157	118	(1,621)	(1,346)
Amount	$1,307	$6,572	$(37,624)	$(29,745)	$3,540	$2,398	$(36,411)	$(30,473)
Class C
Shares	2,089	1,228	(2,229)	1,088	2,044	413	(2,464)	(7)
Amount	$52,441	$29,000	$(56,061)	$25,380	$46,181	$8,472	$(54,661)	$(8)
Class I
Shares	14,965	5,323	(13,146)	7,142	15,394	2,201	(19,345)	(1,750)
Amount	$385,019	$129,253	$(336,832)	$177,440	$351,414	$47,001	$(439,734)	$(41,319)
Class R3
Shares	563	248	(874)	(63)	722	94	(854)	(38)
Amount	$14,515	$6,058	$(22,742)	$(2,169)	$16,567	$2,009	$(19,479)	$(903)
Class R4
Shares	1,404	305	(1,370)	339	1,663	119	(2,104)	(322)
Amount	$36,330	$7,518	$(35,618)	$8,230	$38,329	$2,580	$(48,519)	$(7,610)
Class R5
Shares	2,252	423	(2,215)	460	3,249	155	(2,385)	1,019
Amount	$57,856	$10,493	$(58,006)	$10,343	$76,066	$3,421	$(53,953)	$25,534
Class Y
Shares	4,534	5,064	(23,033)	(13,435)	8,116	2,484	(21,917)	(11,317)
Amount	$117,995	$125,197	$(609,176)	$(365,984)	$183,802	$53,965	$(505,294)	$(267,527)
Total
Shares	37,867	24,102	(64,436)	(2,467)	44,936	10,109	(73,187)	(18,142)
Amount	$973,715	$587,190	$(1,673,022)	$(112,117)	$1,028,579	$216,405	$(1,668,315)	$(423,331)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	348	$8,954
For the Year Ended October 31, 2013	375	$8,597

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

21

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At the August 5-6, 2014 meeting, the Board of Directors approved the creation of Class R6 shares for the Fund. Class R6 shares launched on November 7, 2014. In connection with the launch of the Class R6 shares, an updated prospectus, dated November 7, 2014, and Statement of Additional Information, dated March 1, 2014, as amended November 7, 2014, for the Fund were filed with the U.S. Securities and Exchange Commission.

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

22

The Hartford Dividend and Growth Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$(2.02)	$27.05	16.01%	$3,780,786	1.02%	1.02%	1.40%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	(1.77)	26.59	14.91	74,126	1.96	1.94	0.50
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	(1.84)	26.42	15.12	467,932	1.77	1.77	0.65
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	(2.08)	26.95	16.22	1,883,434	0.81	0.81	1.60
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	(1.93)	27.29	15.61	91,839	1.35	1.35	1.07
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	(2.01)	27.42	15.98	159,018	1.04	1.04	1.37
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	(2.09)	27.49	16.32	226,236	0.74	0.74	1.68
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	(2.12)	27.50	16.42	1,340,941	0.64	0.64	1.81

For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$(0.70)	$25.28	25.17%	$3,454,165	1.05%	1.05%	1.57%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	(0.50)	24.88	24.08	98,179	2.00	1.95	0.71
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	(0.54)	24.75	24.26	411,405	1.79	1.79	0.83
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	(0.75)	25.20	25.48	1,581,081	0.83	0.83	1.79
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	(0.64)	25.49	24.79	87,399	1.35	1.35	1.27
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	(0.71)	25.60	25.21	139,811	1.05	1.05	1.58
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	(0.77)	25.66	25.57	199,409	0.75	0.75	1.85
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	(0.80)	25.67	25.68	1,596,519	0.65	0.65	1.99

For the Year Ended October 31, 2012 (D)
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$–	$(0.34)	$20.87	14.07%	$2,942,844	1.08%	1.08%	1.69%
B	18.32	0.17	2.21	2.38	(0.16)	–	(0.16)	20.54	13.03	108,710	2.02	1.95	0.84
C	18.25	0.18	2.22	2.40	(0.20)	–	(0.20)	20.45	13.20	340,069	1.82	1.82	0.94
I	18.56	0.40	2.23	2.63	(0.39)	–	(0.39)	20.80	14.30	1,341,707	0.81	0.81	1.96
R3	18.76	0.28	2.29	2.57	(0.29)	–	(0.29)	21.04	13.77	72,926	1.36	1.35	1.40
R4	18.84	0.34	2.29	2.63	(0.35)	–	(0.35)	21.12	14.04	122,160	1.05	1.05	1.68
R5	18.88	0.39	2.30	2.69	(0.40)	–	(0.40)	21.17	14.39	142,940	0.75	0.75	1.99
Y	18.88	0.41	2.31	2.72	(0.42)	–	(0.42)	21.18	14.55	1,556,898	0.65	0.65	2.08

For the Year Ended October 31, 2011
A	$17.93	$0.27	$0.67	$0.94	$(0.26)	$–	$(0.26)	$18.61	5.22%	$2,791,444	1.08%	1.08%	1.42%
B	17.64	0.10	0.66	0.76	(0.08)	–	(0.08)	18.32	4.32	137,071	2.01	1.96	0.55
C	17.58	0.13	0.66	0.79	(0.12)	–	(0.12)	18.25	4.49	309,846	1.83	1.83	0.68
I	17.87	0.32	0.68	1.00	(0.31)	–	(0.31)	18.56	5.60	1,428,333	0.80	0.80	1.69
R3	18.08	0.22	0.67	0.89	(0.21)	–	(0.21)	18.76	4.94	57,684	1.37	1.35	1.14
R4	18.14	0.28	0.69	0.97	(0.27)	–	(0.27)	18.84	5.32	79,535	1.06	1.05	1.43
R5	18.18	0.34	0.68	1.02	(0.32)	–	(0.32)	18.88	5.62	101,281	0.76	0.75	1.75
Y	18.18	0.36	0.68	1.04	(0.34)	–	(0.34)	18.88	5.71	1,111,199	0.66	0.66	1.84

See Portfolio Turnover information on the next page.

23

The Hartford Dividend and Growth Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2010 (D)
A	$16.03	$0.25	$1.90	$2.15	$(0.25)	$–	$(0.25)	$17.93	13.46%	$2,850,636	1.11%	1.11%	1.46%
B	15.76	0.11	1.86	1.97	(0.09)	–	(0.09)	17.64	12.54	182,506	2.02	1.97	0.63
C	15.72	0.12	1.86	1.98	(0.12)	–	(0.12)	17.58	12.65	314,729	1.85	1.85	0.71
I	15.98	0.29	1.90	2.19	(0.30)	–	(0.30)	17.87	13.78	1,129,059	0.82	0.82	1.71
R3	16.18	0.19	1.93	2.12	(0.22)	–	(0.22)	18.08	13.15	33,933	1.39	1.38	1.06
R4	16.22	0.25	1.93	2.18	(0.26)	–	(0.26)	18.14	13.51	57,684	1.07	1.06	1.46
R5	16.24	0.29	1.96	2.25	(0.31)	–	(0.31)	18.18	13.93	65,379	0.78	0.78	0.81
Y	16.25	0.32	1.93	2.25	(0.32)	–	(0.32)	18.18	13.96	1,018,263	0.67	0.67	1.88

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	23%
For the Year Ended October 31, 2013	30
For the Year Ended October 31, 2012	28
For the Year Ended October 31, 2011	30
For the Year Ended October 31, 2010	33

24

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Dividend and Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Dividend and Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

25

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

26

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

27

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Dividend and Growth Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

29

The Hartford Dividend and Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,057.90	$5.30	$1,000.00	$1,020.06	$5.20	1.02%	184	365
Class B	$1,000.00	$1,052.90	$10.03	$1,000.00	$1,015.44	$9.85	1.94	184	365
Class C	$1,000.00	$1,053.90	$9.13	$1,000.00	$1,016.32	$8.96	1.76	184	365
Class I	$1,000.00	$1,058.90	$4.23	$1,000.00	$1,021.10	$4.15	0.81	184	365
Class R3	$1,000.00	$1,056.00	$7.00	$1,000.00	$1,018.39	$6.88	1.35	184	365
Class R4	$1,000.00	$1,057.80	$5.42	$1,000.00	$1,019.93	$5.32	1.05	184	365
Class R5	$1,000.00	$1,059.20	$3.87	$1,000.00	$1,021.45	$3.80	0.75	184	365
Class Y	$1,000.00	$1,059.70	$3.35	$1,000.00	$1,021.95	$3.29	0.65	184	365

30

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Dividend and Growth Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

31

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 3rd quintile for the 3-and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, in line with its benchmark for the 3-year period and below its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

32

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

33

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford Dividend and Growth Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

35

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

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a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-DG14 12/14 113970-3 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD DURATION-HEDGED STRATEGIC INCOME FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

Hartford Duration-Hedged Strategic Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Duration-Hedged Strategic Income Fund inception 11/29/2013
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide current income and long-term total return while seeking to reduce exposure to interest rate risk.

Performance Overview 11/29/13 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/14)

Since Inception▲
Duration-Hedged Strategic Income A#	2.17%
Duration-Hedged Strategic Income A##	-2.43%
Duration-Hedged Strategic Income C#	1.60%
Duration-Hedged Strategic Income C##	0.61%
Duration-Hedged Strategic Income I#	2.45%
Duration-Hedged Strategic Income R3#	1.83%
Duration-Hedged Strategic Income R4#	2.10%
Duration-Hedged Strategic Income R5#	2.38%
Duration-Hedged Strategic Income Y#	2.47%
Barclays U.S. Aggregate Bond Index	4.53%

▲	Inception: 11/29/2013. Cumulative returns not annualized.
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion

October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Duration-Hedged Strategic Income Class A	1.15%	1.15%
Duration-Hedged Strategic Income Class C	1.90%	1.90%
Duration-Hedged Strategic Income Class I	0.90%	0.90%
Duration-Hedged Strategic Income Class R3	1.45%	1.45%
Duration-Hedged Strategic Income Class R4	1.15%	1.15%
Duration-Hedged Strategic Income Class R5	0.85%	0.85%
Duration-Hedged Strategic Income Class Y	0.75%	0.75%

*	As shown in the Fund's most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for November 29, 2013 (commencement of operations) through October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill, III	Joseph F. Marvan, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of the Hartford Duration-Hedged Strategic Income Fund returned 2.17%, before sales charge, for the period from November 29, 2013 (commencement of operations) through October 31, 2014, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.53% for the same period. The Fund also underperformed the 5.23% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter market fears that a change from a historical inflationary environment would be delayed. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter gross domestic product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, allowing the Fed to maintain an accommodative stance.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

The Fund seeks to achieve its goal by investing primarily in Class Y shares of The Hartford Strategic Income Fund (“Underlying Fund”).  The Fund also seeks to reduce its exposure to interest rate risk by hedging much of the Fund’s duration through the use of derivative transactions. During the period, we continued to position the Underlying Fund with an overweight to credit sectors, including high yield credit, bank loans, and emerging market debt. The relative underperformance during the period was largely driven by the Fund’s low structural duration relative to the benchmark due to the Fund’s hedge as rates declined over the period as well an allocation to developed non-U.S. dollar denominated debt, which detracted from relative results as the dollar strengthened over the period. Additionally, security selection within taxable municipals and an underweight to investment grade industrials detracted from relative returns. Security selection within high yield credit, specifically industrials, and an out-of-benchmark allocation to bank loans contributed positively to benchmark-relative performance as higher

3

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion – (continued)

October 31, 2014 (Unaudited)

yielding securities embraced the Fed’s forward guidance that continued to be accommodating and improving U.S. economic data. We tactically managed exposures to investment grade credit and high yield through credit default swap index exposure which contributed positively to performance overall. The Fund’s allocation to bank loans, emphasizing the high and middle quality portions of the market, was based on strong credit fundamentals and reasonable valuations. The bank loan sector generated strong performance for the period and contributed significantly to benchmark-relative results. Mortgage backed securities (MBS) exposure, particularly an allocation to non-agency MBS, and commercial mortgage backed securities (CMBS) also contributed positively to relative results.

What is the outlook?

At the end of the period, we maintained a moderately pro-cyclical risk posture as we see continued positive U.S. economic momentum, underpinned by still supportive monetary policy, improved investment spending, and much less fiscal drag compared to 2013. We continue to maintain a favorable outlook on global high yield based on low default expectations and positive corporate fundamentals. Within bank loans, we believe that overall credit fundamentals remain strong despite some lower-quality first-time issuers entering the market. We expect short-term interest rates to move higher as the Fed shifts to tighter U.S. monetary policy.

At the end of the period, we maintained underweights to the front-end and long-end of the yield curve and maintained a structural emphasis on higher income-producing sectors such as bank loans, emerging market debt, non-agency MBS, CMBS, and high yield. We expect economic growth and increasing inflation expectations to put upward pressure on interest rates. Therefore, we positioned the portfolio with a short duration bias relative to the duration-hedged benchmark at the end of the period. At the end of the period, the Fund’s effective duration was -1.18 years.

Composition by Investments

as of October 31, 2014

Fund Name	Percentage of Net Assets
JP Morgan Prime Money Market Fund	3.3%
The Hartford Strategic Income Fund	95.3
Other Assets and Liabilities	1.4
Total	100.0%

4

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 95.3%
Taxable Fixed Income Funds - 95.3%
1,293	The Hartford Strategic Income Fund		$12,024

	Total Taxable Fixed Income Funds
	(Cost $11,972)		$12,024

	Total Investments in Affiliated Investment Companies
	(Cost $11,972)		$12,024

	Total Long-Term Investments
	(Cost $11,972)		$12,024

Short-Term Investments - 3.3%
Other Investment Pools and Funds - 3.3%
419	JP Morgan Prime Money Market Fund		$419

	Total Short-Term Investments
	(Cost $419)		$419

	Total Investments
	(Cost $12,391) ▲	98.6%	$12,443
	Other Assets and Liabilities	1.4%	175
	Total Net Assets	100.0%	$12,618

The accompanying notes are an integral part of these financial statements.

5

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $12,391 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$52
Unrealized Depreciation	—
Net Unrealized Appreciation	$52

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
Futures contracts	$88	$–
Total	$88	$–

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Short position contracts:
U.S. Treasury 10-Year Note Future	23	12/19/2014	$2,890	$2,906	$–	$(16)	$6	$–
U.S. Treasury 2-Year Note Future	14	12/31/2014	3,067	3,074	–	(7)	1	–
U.S. Treasury 5-Year Note Future	29	12/31/2014	3,441	3,464	–	(23)	5	–
U.S. Treasury CME Ultra Long Term Bond Future	1	12/19/2014	154	157	–	(3)	1	–
U.S. Treasury Long Bond Future	14	12/19/2014	1,944	1,975	–	(31)	6	–
Total					$–	$(80)	$19	$–

* The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$12,024	$12,024	$–	$–
Short-Term Investments	419	419	–	–
Total	$12,443	$12,443	$–	$–
Liabilities:
Futures *	$80	$80	$–	$–
Total	$80	$80	$–	$–

♦	For the period November 29, 2013 (commencement of operations) through October 31, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

Hartford Duration-Hedged Strategic Income Fund

Statement of Assets and Liabilities

October 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $419)	$419
Investments in affiliated investment companies, at market value (cost $11,972)	12,024
Cash	88 *
Receivables:
Investment securities sold	63
Fund shares sold	23
Dividends and interest	—
Variation margin on financial derivative instruments	19
Other assets	73
Total assets	12,709
Liabilities:
Bank overdraft	12
Payables:
Fund shares redeemed	66
Investment management fees	—
Dividends	—
Administrative fees	—
Distribution fees	1
Accrued expenses	12
Total liabilities	91
Net assets	$12,618
Summary of Net Assets:
Capital stock and paid-in-capital	$12,847
Undistributed net investment income	2
Accumulated net realized loss	(203)
Unrealized depreciation of investments	(28)
Net assets	$12,618

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.90/$10.37
Shares outstanding	734
Net assets	$7,266
Class C: Net asset value per share	$9.90
Shares outstanding	184
Net assets	$1,824
Class I: Net asset value per share	$9.90
Shares outstanding	46
Net assets	$458
Class R3: Net asset value per share	$9.90
Shares outstanding	41
Net assets	$407
Class R4: Net asset value per share	$9.90
Shares outstanding	41
Net assets	$408
Class R5: Net asset value per share	$9.90
Shares outstanding	41
Net assets	$410
Class Y: Net asset value per share	$9.90
Shares outstanding	186
Net assets	$1,845

* Cash of $88 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

8

Hartford Duration-Hedged Strategic Income Fund

Statement of Operations

For the Period November 29, 2013 (commencement of operations) through  October 31, 2014

(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$337
Interest	—
Total investment income	337

Expenses:
Investment management fees	8
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	6
Class C	—
Class I	—
Class Y	—
Distribution fees
Class A	11
Class C	8
Class R3	2
Class R4	1
Custodian fees	1
Accounting services fees	1
Registration and filing fees	93
Board of Directors' fees	1
Audit fees	11
Other expenses	15
Total expenses (before waivers)	160
Expense waivers	(125)
Total waivers	(125)
Total expenses, net	35
Net Investment Income	302
Net Realized Loss on Investments and Other Financial Instruments:
Net realized gain on investments in affiliated investment companies	31
Net realized loss on futures contracts	(234)
Net Realized Loss on Investments and Other Financial Instruments	(203)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments in affiliated investment companies	52
Net unrealized depreciation of futures contracts	(80)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(28)
Net Loss on Investments and Other Financial Instruments	(231)
Net Increase in Net Assets Resulting from Operations	$71

The accompanying notes are an integral part of these financial statements.

9

Hartford Duration-Hedged Strategic Income Fund

Statement of Changes in Net Assets

(000’s Omitted)

For the Period November 29, 2013* through October 31, 2014
Operations:
Net investment income	$302
Net realized loss on investments and other financial instruments	(203)
Net unrealized depreciation of investments and other financial instruments	(28)
Net Increase in Net Assets Resulting from Operations	71
Distributions to Shareholders:
From net investment income
Class A	(158)
Class C	(25)
Class I	(15)
Class R3	(11)
Class R4	(13)
Class R5	(14)
Class Y	(64)
Total distributions	(300)
Capital Share Transactions:
Class A	7,421
Class C	1,858
Class I	465
Class R3	411
Class R4	413
Class R5	414
Class Y	1,865
Net increase from capital share transactions	12,847
Net Increase in Net Assets	12,618
Net Assets:
Beginning of period	—
End of period	$12,618
Undistributed (distributions in excess of) net investment income	$2

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

10

Hartford Duration-Hedged Strategic Income Fund

Notes to Financial Statements

October 31, 2014

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for Hartford Duration-Hedged Strategic Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a "Fund of Funds," seeks its investment goal through investment in Class Y shares of The Hartford Strategic Income Fund ("Affiliated Investment Company") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Company, the "Underlying Funds").

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not

11

Hartford Duration-Hedged Strategic Income Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date. Interest income is accrued on a daily basis.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

12

Hartford Duration-Hedged Strategic Income Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, monthly and realized gains, if any, at least once a year. Long-term capital gain distributions are distributed by the Underlying Funds at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$19	$—	$—	$—	$—	$—	$19
Total	$19	$—	$—	$—	$—	$—	$19

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $(80) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period November 29, 2013 (commencement of operations) through October 31, 2014.

13

Hartford Duration-Hedged Strategic Income Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the period November 29, 2013 (commencement of operations) through October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$(234)	$—	$—	$—	$—	$—	$(234)
Total	$(234)	$—	$—	$—	$—	$—	$(234)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures contracts	$(80)	$—	$—	$—	$—	$—	$(80)
Total	$(80)	$—	$—	$—	$—	$—	$(80)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received		Net Amount (not less than $0)
Description
Futures contracts - variation margin receivable	$19	$—	$—	$—	♦	$19
Total subject to a master netting or similar arrangement	$19	$—	$—	$—		$19

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.
♦	The Fund has pledged $88 as collateral for open futures contracts held at October 31, 2014.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of the Underlying Funds may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net

14

Hartford Duration-Hedged Strategic Income Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

For the Year Ended October 31, 2014 *
Ordinary Income	$300

*	Commenced operations on November 29, 2013.

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$2
Accumulated Capital and Other Losses*	(283)
Unrealized Appreciation†	52
Total Accumulated Deficit	$(229)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010 funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$94
Long-Term Capital Loss Carryforward	189
Total	$283

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

Hartford Duration-Hedged Strategic Income Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.100%
On next $500 million	0.090%
On next $1.5 billion	0.085%
On next $2.5 billion	0.080%
On next $2.5 billion	0.075%
On next $2.5 billion	0.070%
Over $10 billion	0.065%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.75%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the period November 29, 2013 (commencement of operations) through October 31, 2014, HFD received front-end load sales charges of $3 and contingent deferred sales charges of an amount which rounds to zero from the Fund.

16

Hartford Duration-Hedged Strategic Income Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period November 29, 2013 (commencement of operations) through October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class A	17%	10%
Class C	22	3
Class I	89	3
Class R3	100	3
Class R4	100	3
Class R5	100	3
Class Y	100	15

Investment Transactions:

For the period November 29, 2013 (commencement of operations) through October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$14,241	$—	$14,241
Sales Proceeds	2,300	—	2,300

17

Hartford Duration-Hedged Strategic Income Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Capital Share Transactions:

The following information is for the period November 29, 2013 (commencement of operations) through October 31, 2014:

	For the Period Ended October 31, 2014
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	930	16	(212)	734
Amount	$9,367	$158	$(2,104)	$7,421
Class C
Shares	184	2	(2)	184
Amount	$1,856	$25	$(23)	$1,858
Class I
Shares	48	1	(3)	46
Amount	$481	$15	$(31)	$465
Class R3
Shares	40	1	—	41
Amount	$400	$11	$—	$411
Class R4
Shares	40	1	—	41
Amount	$400	$13	$—	$413
Class R5
Shares	40	1	—	41
Amount	$400	$14	$—	$414
Class Y
Shares	180	6	—	186
Amount	$1,801	$64	$—	$1,865
Total
Shares	1,462	28	(217)	1,273
Amount	$14,705	$300	$(2,158)	$12,847

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the period November 29, 2013 (commencement of operations) through October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

18

Hartford Duration-Hedged Strategic Income Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

19

Hartford Duration-Hedged Strategic Income Fund

Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income (Loss) to Average Net Assets(D)
From November 29, 2013 (commencement of operations), through October 31, 2014
A(E)	$10.00	$0.34	$(0.12)	$0.22	$(0.32)	$–	$(0.32)	$9.90	2.17	%(F)	$7,266	1.87	%(G)	0.41	%(G)	3.60	%(G)
C(E)	10.00	0.29	(0.13)	0.16	(0.26)	–	(0.26)	9.90	1.60	(F)	1,824	2.55	(G)	1.09	(G)	3.02	(G)
I(E)	10.00	0.35	(0.10)	0.25	(0.35)	–	(0.35)	9.90	2.45	(F)	458	1.62	(G)	0.16	(G)	3.72	(G)
R3(E)	10.00	0.29	(0.10)	0.19	(0.29)	–	(0.29)	9.90	1.83	(F)	407	2.32	(G)	0.86	(G)	3.01	(G)
R4(E)	10.00	0.31	(0.10)	0.21	(0.31)	–	(0.31)	9.90	2.10	(F)	408	2.02	(G)	0.56	(G)	3.31	(G)
R5(E)	10.00	0.34	(0.10)	0.24	(0.34)	–	(0.34)	9.90	2.38	(F)	410	1.72	(G)	0.26	(G)	3.60	(G)
Y(E)	10.00	0.35	(0.10)	0.25	(0.35)	–	(0.35)	9.90	2.47	(F)	1,845	1.62	(G)	0.16	(G)	3.70	(G)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(E)	Commenced operations on November 29, 2013.
(F)	Not annualized.
(G)	Annualized.

Portfolio Turnover Rate for All Share Classes
From November 29, 2013 (commencement of operations) through October 31, 2014	27	%(A)

(A)	Not annualized.

20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Duration-Hedged Strategic Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 29, 2013 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Duration-Hedged Strategic Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 29, 2013 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 18, 2014

21

Hartford Duration-Hedged Strategic Income Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

22

Hartford Duration-Hedged Strategic Income Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

23

Hartford Duration-Hedged Strategic Income Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

Hartford Duration-Hedged Strategic Income Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

25

Hartford Duration-Hedged Strategic Income Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio(A)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$996.80	$2.62	$1,000.00	$1,022.58	$2.65	0.52%	184	365
Class C	$1,000.00	$994.90	$6.08	$1,000.00	$1,019.11	$6.16	1.21	184	365
Class I	$1,000.00	$998.50	$0.81	$1,000.00	$1,024.40	$0.82	0.16	184	365
Class R3	$1,000.00	$995.10	$4.32	$1,000.00	$1,020.87	$4.38	0.86	184	365
Class R4	$1,000.00	$996.60	$2.82	$1,000.00	$1,022.38	$2.85	0.56	184	365
Class R5	$1,000.00	$998.10	$1.31	$1,000.00	$1,023.90	$1.33	0.26	184	365
Class Y	$1,000.00	$998.60	$0.81	$1,000.00	$1,024.40	$0.82	0.16	184	365

(A)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.

26

Hartford Duration-Hedged Strategic Income Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Duration-Hedged Strategic Income Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

27

Hartford Duration-Hedged Strategic Income Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund since inception and evaluated HFMC’s analysis of the Fund’s performance since inception, noting that the Fund invests primarily in Class Y shares of the Hartford Strategic Income Fund. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the period since its inception. The Board also noted that the Fund’s performance (gross of fees) was above its benchmark since its inception.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

28

Hartford Duration-Hedged Strategic Income Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of

29

Hartford Duration-Hedged Strategic Income Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

Hartford Duration-Hedged Strategic Income Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fund of Funds Risk:The Fund invests primarily in an Underlying Fund, The Hartford Strategic Income Fund. The ability of that Fund to meet its investment objective is directly related to the ability of the Underlying Fund to meet its objectives as well as the sub-adviser's allocation to the Underlying Fund.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

31

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

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HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

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The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-DHSI14 12/14 115856-1 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
[2]	The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Emerging Markets Local Debt Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks capital appreciation and income.

Performance Overview 5/31/11- 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	Since Inception▲
Emerging Markets Local Debt A#	-1.10%	0.85%
Emerging Markets Local Debt A##	-5.55%	-0.50%
Emerging Markets Local Debt C#	-1.85%	0.09%
Emerging Markets Local Debt C##	-2.80%	0.09%
Emerging Markets Local Debt I#	-0.91%	1.07%
Emerging Markets Local Debt R3#	-1.38%	0.51%
Emerging Markets Local Debt R4#	-1.09%	0.81%
Emerging Markets Local Debt R5#	-0.89%	1.11%
Emerging Markets Local Debt Y#	-0.74%	1.08%
JP Morgan GBI Emerging Markets Global Diversified Index	-2.68%	-0.11%

▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund

Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Emerging Markets Local Debt Class A	1.25%	1.49%
Emerging Markets Local Debt Class C	2.00%	2.22%
Emerging Markets Local Debt Class I	1.00%	1.25%
Emerging Markets Local Debt Class R3	1.55%	1.84%
Emerging Markets Local Debt Class R4	1.25%	1.54%
Emerging Markets Local Debt Class R5	0.95%	1.24%
Emerging Markets Local Debt Class Y	0.90%	1.14%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2015. Other contractual waivers/reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
James W. Valone, CFA	Tieu-Bich Nguyen, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Credit Analyst

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned -1.10%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index, which returned -2.68% for the same period. The Fund also outperformed the -2.21% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance. "Emerging Market" is defined by a country's GNP per capita or other economic measures.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was mixed over the period. Local markets debt underperformed external sovereign debt during the period, with the JP Morgan GBI Emerging Markets Global Diversified Index generating total returns of -2.68% in U.S. Dollar (USD) terms. Depreciation of Emerging Markets (EM) currencies versus the USD detracted from overall performance outweighing the positive contribution from decreases in interest rates and coupon income. The USD rallied versus most currencies as policy tightening expectations and strong domestic data continued to support the USD. The first half of the period was volatile as a modest slowdown in China's economic growth and manufacturing activity and idiosyncratic developments in individual EM countries put pressure on EM fixed income markets. The adjustments made by several EM countries in response to the earlier sell-off boosted their credibility amongst investors helping to stabilize EM markets. Geopolitical events in Russia and Ukraine came into and remained in the spotlight during the period. From a country perspective, Nigeria, Mexico, and Thailand were the best performers in the Index while Russia, the Philippines, and Colombia lagged.

Emerging market corporate debt finished the period with a return of 6.92% as measured by the JP Morgan CEMBI Broad Diversified Index. Credit spreads tightened by 0.24% since the beginning of the period to 3.08% by the end of the period.

Within the Fund, during the period, currency effect and security selection contributed positively to benchmark-relative performance, while duration strategies detracted from overall performance. Currency positioning was the main driver of positive relative performance during the period. The Fund’s structural allocation to corporate bonds had no impact on relative performance as generally speaking corporate bonds performed in line with the local rates component of the JP Morgan GBI Emerging Markets Global Diversified Index. However, contribution from country rotation strategies was negative, outweighing the modestly positive contribution from security selection of the corporate bonds in the Fund versus the EM corporate market (JP Morgan CEMBI Broad Diversified Index).

In Russia, both an underweight duration exposure later in the period and an underweight exposure to Russian ruble contributed to overall performance. We remained cautious on Russia due to elevated geopolitical and sanctions risk stemming from the ongoing conflict with Ukraine. In Brazil, an underweight exposure to Brazilian real contributed to overall performance. We remained cautious on the Brazilian real as there is scope for further depreciation as, in our view, the economic outlook remains negative and the government will take time to regain policy credibility. In Mexico, security selection with exposure to corporate issues in the industrial and financial sectors as well as a positioning in the Mexican peso contributed to overall performance. Our duration positioning modestly detracted. We have been reducing our duration exposure in Mexico and moved to an underweight as we find the monetary policy too expansionary at this stage of the economic cycle.

3

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)
October 31, 2014 (Unaudited)

In contrast, short duration exposure in Czech Republic and negative security selection via paying fixed interest rate swaps on the long end of the yield curve, taken due to our negative valuation assessment of yields in the country in the context of inflation trends, detracted from overall performance. In Poland, an underweight duration exposure detracted from overall performance. We are cautious on local debt in Poland given the rich valuations in our view. In Thailand, an underweight duration exposure and negative security selection, namely an underweight to short- and mid-dated local sovereign debt, hurt results. We remained underweight on local debt in Thailand given the low yield level as growth is set to turn up on fiscal stimulus and improved confidence as the military appears to have restored social stability for now.

Our interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps and credit default swap contracts. We use local currency denominated cash bonds and currency forwards (deliverable and non-deliverable) to express our views on currency.

What is the outlook?

We expect diverging monetary policy trends across the major developed market central banks to continue to be a source of uncertainty for EM debt markets in the months ahead. We maintain our view that the U.S. Federal Reserve (Fed) will likely begin to raise interest rates in mid-2015 in response to stronger economic growth and rising wage pressures, though we expect the pace of rate hikes to be gradual. We believe recent economic weakness in Japan has prompted the Bank of Japan (BoJ) to surprise the market with an aggressive increase in monetary stimulus, and that the European Central Bank (ECB) may follow in the coming months as growth and inflation trends continue to deteriorate in that region. These offsetting policy trends, in our view, have important implications for the U.S. dollar (more strength) and commodity prices (continued weakness). We believe that the impact on EM countries, however, will vary from one country to the next, and we continue to emphasize fundamentals over valuations and expect that country differentiation will be an important source of alpha in the coming months. We expect EM fundamental trends, broadly speaking, to continue to stabilize, with the average country experiencing gradual improvements in fiscal management, current account balances, and reserves trends. The 2014 election cycle in many EM countries– one of the more active in recent memory – is largely behind us, and we believe the net outcome has generally tilted in favor of modestly positive reform momentum. We still expect negative headlines to dominate in certain countries like Russia, Ukraine, and Venezuela, for example, but we also see more positive improvement in countries like Indonesia, and India.

We ended the period with a close to neutral duration stance at the overall portfolio level on our expectation that we are likely to move into a rising interest rate environment over time, particularly if the U.S. continues to strengthen and if recent stimulus from other developed market banks begins to be more supportive of growth. Although EM growth has generally been soft, we do not see much evidence of excess slack in these economies, which we believe suggests that some markets will be more susceptible to rising rate pressures than others. We largely concentrate our underweights on those markets where yields are close to their lows and the longer term growth outlook is more constructive, such as Czech Republic and Malaysia. We continue to overweight duration in markets where we believe the level of yields is high, the curve is steep, and growth is weak – Brazil and Colombia. Broadly speaking, interest rates in Eastern Europe, ex-Czech Republic, are beginning to look more attractive, in our view, as softer developed European growth dampens near-term inflation risks. We remain cautious on Russia, however, due to elevated geopolitical and sanctions risk stemming from the ongoing conflict with Ukraine.

Although it appears that currency valuations look considerably more attractive after the September sell-off, we remain underweight EM currencies at the overall portfolio as we believe that divergent growth and monetary policy trends between the major developed market economies will prompt a period of USD strength. Latin currencies such as Colombian peso and the Uruguayan dollar are the most appealing, in our view, though we maintain a more cautious stance on the Brazilian real, where negative growth trends are a headwind. We believe Eastern European currencies, broadly speaking, are also vulnerable to weaker regional growth trends, though we have reduced the size of our underweight given improved prospects for quantitative easing from the ECB. We remain underweight Hungarian forint and Polish zloty. Here again we remain underweight the ruble, where we expect geopolitical tensions to weigh on the currency. What we view as big improvements in Turkey’s current account deficit, however, have prompted us to trim our underweight exposure in the lira. We have increased our exposure to Indian rupee for similar reasons. Low yielding Singapore dollar and Thai baht continue to be attractive funding currencies in our view, as are developed market currencies such as the Canadian dollar. We have a long U.S. dollar position in the portfolio based on our expectation of near-term dollar strength.

We are positioned with a neutral stance in EM corporate debt. The EM macro environment remains challenging due to rising U.S. treasury yields, weak EM growth, and ongoing adjustment process of macro imbalances. We believe fundamental trends are stable with the exception of Russia/Ukraine as corporates have adequate liquidity cushion and have proactively managed their balance sheet and liquidity in response to macro volatility. Geopolitical risks and governance highlight the importance of country selection. We believe sovereign risks (Russia, Ukraine, Turkey, Argentina) have been the more important drivers of EM Currency performance than idiosyncratic risks this year. Valuations appear fair but we see pockets of attractive opportunities in BBBs and high yield bonds. In

4

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)
October 31, 2014 (Unaudited)

our view, valuation remains attractive versus Developed market spreads. Credit differentiation is critical to identify pockets of value in certain market segments. Our strategy remains focused on credit sectors that we believe have attractive fundamentals and valuations.

Credit Exposure
as of October 31, 2014
Credit Rating *	Percentage of Net Assets
Aaa/ AAA	0.2%
Aa/ AA	1.7
A	15.0
Baa/ BBB	36.1
Ba/ BB	11.9
B	6.9
Caa/ CCC or Lower	1.1
Not Rated	21.2
Non-Debt Securities and Other Short-Term Instruments	3.9
Other Assets and Liabilities	2.0
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type
as of October 31, 2014
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	31.1%
Foreign Government Obligations	63.0
Total	94.1%
Short-Term Investments	3.6
Purchased Options	0.3
Other Assets and Liabilities	2.0
Total	100.0%

5

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 31.1%
		Barbados - 0.3%
		Columbus International, Inc.
	$1,000	7.38%, 03/30/2021 §	$1,060

		Bermuda - 1.1%
		GCX Ltd.
	1,495	7.00%, 08/01/2019 ■	1,535
		GeoPark Latin America Ltd. Agencia en Chile
	270	7.50%, 02/11/2020 ■	286
	1,110	7.50%, 02/11/2020 §	1,177
		Klabin Finance S.A.
	500	5.25%, 07/16/2024 ■	489
			3,487
		Brazil - 2.1%
		Banco do Brasil S.A.
	680	9.00%, 06/18/2024 ■♠	669
	925	9.00%, 06/18/2024 §♠	909
		Cia Brasileira de Aluminio
	700	4.75%, 06/17/2024 ■	677
		OAS Investments GmbH
	545	8.25%, 10/19/2019 §	530
		Odbrcht Offshore Drilling Finance Ltd.
	1,898	6.75%, 10/01/2022 §	1,988
		Petrobras Global Finance Co.
	1,450	6.25%, 03/17/2024	1,542
		Tonon Luxembourg S.A.
	525	10.50%, 05/14/2024 §	491
			6,806
		British Virgin Islands - 1.1%
		HLP Finance Ltd.
	1,485	4.75%, 06/25/2022 §	1,521
		QGOG Atlantic/Alaskan Rigs Ltd.
	121	5.25%, 07/30/2018 ■	125
	704	5.25%, 07/30/2019 §	721
		Star Energy Geothermal
	940	6.13%, 03/27/2020 §	961
			3,328
		Cayman Islands - 0.7%
		Alliance Global Group, Inc.
	805	6.50%, 08/18/2017 §	865
		KWG Property Holding Ltd.
	750	8.98%, 01/14/2019 §	748
		UOB Cayman Ltd.
	600	5.80%, 03/15/2016 §♠Θ	610
			2,223
		Chile - 0.5%
		Bonos del Banco Central de Chile en Pesos
CLP	535,000	6.00%, 02/01/2016	963
		E CL S.A.
	700	5.63%, 01/15/2021 §	757
			1,720
		China - 1.4%
		CNPC General Capital
	1,000	3.95%, 04/19/2022 §	1,021
		CRCC Yupeng Ltd.
	1,550	3.95%, 08/01/2019 §♠	1,550
		Kaisa Group Holdings Ltd.
	970	10.25%, 01/08/2020 §	1,008
		Sinopec Group Overseas Development 2013 Ltd.
	350	4.38%, 10/17/2023 ■	366
	635	4.38%, 10/17/2023 §	663
			4,608
		Colombia - 1.4%
		Baco de Bogota S.A.
	775	5.38%, 02/19/2023 §	808
		Emgesa S.A.
COP	2,406,000	8.75%, 01/25/2021 §	1,254
		Empresa de Energia de Bogota
	910	6.13%, 11/10/2021 §	984
		Empresa de Telecomunicaciones de Bogota S.A.
COP	280,000	7.00%, 01/17/2023 ■	128
		Empresas Publicas de Medellin E.S.P.
COP	448,000	8.38%, 02/01/2021 §	232
		Pacific Rubiales Energy Corp.
	1,090	5.63%, 01/19/2025 ■	1,037
			4,443
		Hong Kong - 2.6%
		CLP Power HK Finance Ltd.
	1,000	4.25%, 11/07/2019 §♠	1,005
		First Pacific Co., Ltd.
	1,030	4.50%, 04/16/2023 §	986
		Hongkong (The) Land Finance Co., Ltd.
	850	4.50%, 10/07/2025	892
		Metropolitan Light International
	1,455	5.25%, 01/17/2018 §	1,462
		MIE Holdings Corp.
	1,440	7.50%, 04/25/2019 ■	1,411
		New World Development Co., Ltd.
	1,000	5.25%, 02/26/2021 §	1,046
		Smartone Finance Ltd.
	1,700	3.88%, 04/08/2023 §	1,561
			8,363
		India - 2.1%
		Bank of Baroda/London
	965	6.63%, 05/25/2022 §	994
		Bharti Airtel International
	1,085	5.13%, 03/11/2023 §	1,146
		ICICI Bank Ltd.
	1,485	6.38%, 04/30/2022 §	1,535
		Indian Oil Corp., Ltd.
	960	5.75%, 08/01/2023 §	1,046
		ONGC Videsh Ltd.
	1,060	3.75%, 05/07/2023 §‡	1,028
		Reliance Holdings USA, Inc.
	955	5.40%, 02/14/2022 §	1,040
			6,789
		Indonesia - 0.7%
		Berau Coal Energy Tbk
	990	7.25%, 03/13/2017 §	678
		Theta Capital Pte Ltd.
	1,400	6.13%, 11/14/2020 §	1,439
			2,117
		Israel - 1.1%
		Inkia Energy, Inc.
	1,180	8.38%, 04/04/2021 §	1,276
		Israel Electric Corp., Ltd.
	1,900	9.38%, 01/28/2020 §	2,348
			3,624

The accompanying notes are an integral part of these financial statements.

6

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 31.1% - (continued)
		Jamaica - 0.6%
		Digicel Group Ltd.
	$1,975	7.13%, 04/01/2022 ■	$1,985

		Kazakhstan - 1.3%
		Halyk Savings Bank of Kazakhstan
	1,315	7.25%, 01/28/2021 §	1,409
		Kazakhstan Temir Zholy Finance B.V.
	755	6.38%, 10/06/2020 §	825
		Nostrum Oil & Gas Finance B.V.
	1,600	6.38%, 02/14/2019 ■	1,604
	425	6.38%, 02/14/2019 §	426
			4,264
		Luxembourg - 1.6%
		Altice Financing S.A.
	1,930	8.13%, 01/15/2024 §	2,031
		Cosan Luxembourg S.A.
	470	5.00%, 03/14/2023 ■	452
	225	5.00%, 03/14/2023 §	217
		European Investment Bank
ZAR	475	8.76%, 12/31/2018 ○	32
		Offshore Drilling Holding
	705	8.63%, 09/20/2020 ■	741
	1,500	8.63%, 09/20/2020 §	1,575
			5,048
		Malaysia - 0.2%
		Public Bank Bhd
	535	6.84%, 08/22/2036	551

		Mexico - 2.2%
		Alpek S.A. de C.V.
	345	5.38%, 08/08/2023 ■	366
	200	5.38%, 08/08/2023 §	212
		BBVA Bancomer S.A./Grand Cayman
	1,490	6.01%, 05/17/2022 §‡	1,555
		Credito Real S.A. de C.V.
	1,020	7.50%, 03/13/2019 §	1,076
		Empresas ICA S.A.B de C.V.
	1,540	8.88%, 05/29/2024 ■	1,563
		Mexichem S.A.B. de C.V.
	1,000	6.75%, 09/19/2042 §	1,095
		Tenedora Nemak S.A.
	970	5.50%, 02/28/2023 §	1,009
			6,876
		Netherlands - 1.8%
		Cimpor Financial Operations B.V.
	1,015	5.75%, 07/17/2024 ■	976
		FBN Finance Co. B.V.
	1,005	8.00%, 07/23/2021 ■	980
		Listrindo Capital B.V.
	890	6.95%, 02/21/2019 §	948
		VimpelCom Holdings B.V.
	900	7.50%, 03/01/2022 §	898
		VTR Finance B.V.
	1,305	6.88%, 01/15/2024 ■	1,370
	450	6.88%, 01/15/2024 §	472
			5,644
		Peru - 1.4%
		Banco de Credito del Peru/Panama
	896	6.88%, 09/16/2026 §‡	1,006
		Banco Internacional del Peru SAA
	850	6.63%, 03/19/2029 ■	922
	825	6.63%, 03/19/2029 §	895
		Cia Minera Milpo SAA
	960	4.63%, 03/28/2023 §	963
		Union Andina de Cementos SAA
	795	5.88%, 10/30/2021 ■	807
			4,593
		Philippines - 0.4%
		International Container Terminal Services, Inc.
	1,180	7.38%, 03/17/2020 §	1,338

		Singapore - 0.5%
		United Overseas Bank Ltd.
	1,395	3.75%, 09/19/2024 ╦§	1,408

		South Africa - 0.1%
		Eskom Holdings Ltd.
ZAR	2,060	10.63%, 08/18/2027 ○	48
ZAR	700	10.73%, 12/31/2032 ○	10
		Transnet Ltd.
ZAR	1,000	10.00%, 03/30/2029 §	88
			146
		South Korea - 0.5%
		Woori Bank
	1,505	4.75%, 04/30/2024 ■	1,560

		Thailand - 0.9%
		Krung Thai Bank PCL/Cayman Islands
	500	5.20%, 12/26/2024 §	516
		Krung Thai Bank Public Co., Ltd.
	875	7.38%, 10/10/2016 ♠	910
		PTT Exploration & Production PCL
	1,550	4.88%, 06/18/2019 ■♠	1,575
			3,001
		Turkey - 1.3%
		Turk Telekomunikasyon A.S.
	1,055	4.88%, 06/19/2024 ■	1,047
		Turkiye Halk Bankasi A.S.
	720	4.75%, 06/04/2019 ■	722
		Turkiye Is Bankasi
	1,025	6.00%, 10/24/2022 §	1,021
		Yasar Holdings
	1,470	8.88%, 05/06/2020 ■☼	1,470
			4,260
		United Arab Emirates - 0.3%
		Emirates NBD Tier 1 Ltd.
	1,040	5.75%, 05/30/2019 §♠	1,017

		United Kingdom - 1.2%
		European Bank for Reconstruction & Development
ZAR	550	8.76%, 12/31/2020 ○	32
		Standard Bank plc
	700	8.13%, 12/02/2019 §	801
		Tullow Oil plc
	565	6.00%, 11/01/2020 ■	528
	975	6.25%, 04/15/2022 §	907

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 31.1% - (continued)
		United Kingdom - 1.2% - (continued)
		Vedanta Resources plc
	$1,500	6.00%, 01/31/2019 §	$1,530
			3,798
		United States - 1.7%
		Comcel Trust
	1,470	6.88%, 02/06/2024 ■	1,573
	400	6.88%, 02/06/2024 §	428
		Kosmos Energy Ltd.
	1,505	7.88%, 08/01/2021 ■	1,384
		Semiconductor Manufacturing International
	1,140	4.13%, 10/07/2019 ■	1,147
		Yuzhou Properties Co., Ltd.
	1,015	8.63%, 01/24/2019 §	1,010
			5,542
		Total Corporate Bonds
		(Cost $99,781)	$99,599

Foreign Government Obligations - 63.0%
		Brazil - 5.9%
		Brazil (Federative Republic of)
BRL	15,131	6.00%, 05/15/2015 - 08/15/2050 ◄	$6,189
BRL	17,862	10.00%, 01/01/2017 - 01/01/2023	6,574
BRL	5,004	11.39%, 01/01/2015 ○	1,983
BRL	3,298	11.41%, 04/01/2015 ○	1,272
BRL	8,491	12.08%, 01/01/2016 ○	2,996
			19,014
		Chile - 2.0%
		Chile (Republic of)
CLP	1,190,795	3.00%, 01/01/2020 - 01/01/2034 ◄	2,383
CLP	82,500	5.50%, 08/05/2020	151
CLP	1,980,000	6.00%, 03/01/2018 - 01/01/2024	3,753
			6,287
		Colombia - 7.2%
		Colombia (Republic of)
COP	7,760,122	3.50%, 03/10/2021 ◄	3,879
COP	1,093,247	4.25%, 05/17/2017 ◄	559
COP	8,802,800	6.00%, 04/28/2028	3,895
COP	3,150,200	7.00%, 05/04/2022	1,576
COP	6,859,300	7.25%, 06/15/2016	3,451
COP	4,499,500	7.50%, 08/26/2026	2,290
COP	10,145,900	10.00%, 07/24/2024	6,113
COP	2,480,100	11.25%, 10/24/2018	1,443
			23,206
		Hungary - 2.8%
		Hungary (Republic of)
HUF	840,170	5.50%, 02/12/2016 - 12/22/2016	3,644
HUF	310,550	6.75%, 02/24/2017	1,382
HUF	191,030	7.75%, 08/24/2015	813
HUF	778,830	8.00%, 02/12/2015	3,218
			9,057
		Indonesia - 5.6%
		Indonesia (Republic of)
IDR	16,505,000	5.63%, 05/15/2023	1,168
IDR	19,412,000	6.63%, 05/15/2033	1,311
IDR	22,065,000	7.00%, 05/15/2027	1,645
IDR	4,453,000	7.88%, 04/15/2019	369
IDR	14,669,000	8.25%, 06/15/2032	1,175
IDR	145,154,000	8.38%, 03/15/2024 - 03/15/2034	12,169
IDR	1,325,000	9.00%, 03/15/2029	115
			17,952
		Malaysia - 4.7%
		Malaysia (Government of)
MYR	3,625	3.20%, 10/15/2015	1,100
MYR	3,920	3.58%, 09/28/2018	1,190
MYR	6,770	3.65%, 10/31/2019	2,059
MYR	14,409	3.74%, 02/27/2015	4,386
MYR	14,140	3.84%, 08/12/2015 - 04/15/2033	4,199
MYR	7,111	4.26%, 09/15/2016	2,192
			15,126
		Mexico - 3.3%
		Mexico (United Mexican States)
MXN	9,691	2.00%, 06/09/2022 ◄	708
MXN	11,495	2.50%, 12/10/2020 ◄	875
MXN	31,569	4.00%, 11/15/2040 ◄	2,569
MXN	26,599	4.50%, 12/04/2025 - 11/22/2035 ◄	2,324
MXN	13,907	7.25%, 12/15/2016	1,105
MXN	21,157	8.00%, 12/07/2023	1,803
MXN	11,844	10.00%, 12/05/2024	1,150
			10,534
		Nigeria - 1.7%
		Nigeria (Federal Republic of)
NGN	392,305	4.00%, 04/23/2015	2,293
NGN	103,335	7.00%, 10/23/2019	496
NGN	150,400	14.20%, 03/14/2024	987
NGN	45,345	16.00%, 06/29/2019	306
NGN	179,785	16.39%, 01/27/2022	1,277
			5,359
		Peru - 1.5%
		Peru (Republic of)
PEN	1,695	6.00%, 08/01/2024 ■☼	578
PEN	2,143	6.85%, 02/12/2042	756
PEN	2,490	6.90%, 08/12/2037	897
PEN	6,243	6.95%, 08/12/2031	2,277
PEN	684	8.20%, 08/12/2026	286
			4,794
		Poland - 6.6%
		Poland (Republic of)
PLN	22,595	2.69%, 01/25/2018 - 01/25/2019 Δ	6,703
PLN	340	3.25%, 07/25/2025	107
PLN	4,975	4.00%, 10/25/2023	1,658
PLN	25,700	4.75%, 10/25/2016	8,074
PLN	7,845	5.50%, 04/25/2015	2,370
PLN	5,565	5.75%, 09/23/2022 - 04/25/2029	2,096
			21,008

The accompanying notes are an integral part of these financial statements.

8

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 63.0% - (continued)
		Romania - 3.6%
		Romania (Republic of)
RON	6,365	4.75%, 08/29/2016 - 02/24/2025	$1,910
RON	8,460	5.80%, 10/26/2015 - 07/26/2027	2,545
RON	12,720	5.85%, 04/26/2023	4,167
RON	6,430	5.95%, 06/11/2021	2,085
RON	2,700	6.75%, 06/11/2017	849
			11,556
		Russia - 2.0%
		Russia (Federation of)
RUB	25,845	6.70%, 05/15/2019 Δ	531
RUB	5,720	6.80%, 12/11/2019	117
RUB	53,455	7.00%, 01/25/2023 - 08/16/2023 Δ	1,047
RUB	45,315	7.05%, 01/19/2028 Δ	842
RUB	15,730	7.50%, 02/27/2019 Δ	335
RUB	80,339	7.60%, 04/14/2021 - 07/20/2022 Δ	1,650
RUB	20,000	7.85%, 03/10/2018 §	437
RUB	68,236	8.15%, 02/03/2027 Δ	1,402
			6,361
		Slovenia - 1.0%
		Slovenia (Republic of)
EUR	530	4.13%, 01/26/2020 §	742
EUR	250	4.38%, 01/18/2021 §	354
EUR	990	4.63%, 09/09/2024 §	1,432
	525	5.85%, 05/10/2023 §	589
			3,117
		South Africa - 4.8%
		South Africa (Republic of)
ZAR	27,517	6.25%, 03/31/2036	1,944
ZAR	12,190	6.50%, 02/28/2041	860
ZAR	50,800	7.00%, 02/28/2031	4,053
ZAR	19,460	7.75%, 02/28/2023	1,771
ZAR	50,690	8.00%, 01/31/2030	4,484
ZAR	9,225	8.25%, 03/31/2032	821
ZAR	14,765	8.75%, 02/28/2048	1,351
			15,284
		South Korea - 1.7%
		Korea (Republic of)
KRW	1,151,680	2.75%, 06/10/2017	1,094
KRW	2,628,530	3.25%, 12/10/2014	2,462
KRW	1,970,990	4.50%, 03/10/2015	1,860
			5,416
		Thailand - 1.9%
		Thailand (Kingdom of)
THB	104,465	3.63%, 06/16/2023	3,333
THB	11,370	3.78%, 06/25/2032	344
THB	74,830	3.88%, 06/13/2019	2,416
THB	5,055	4.88%, 06/22/2029	178
			6,271
		Turkey - 6.7%
		Turkey (Republic of)
TRY	4,071	2.50%, 05/04/2016 ◄	1,854
TRY	1,406	2.80%, 11/08/2023 ◄	683
TRY	5,126	3.00%, 01/06/2021 - 02/23/2022 ◄	2,483
TRY	10,932	4.00%, 04/29/2015 - 04/01/2020 ◄	5,111
TRY	1,391	4.50%, 02/11/2015 ◄	633
TRY	2,835	8.80%, 09/27/2023	1,295
TRY	3,935	9.00%, 01/27/2016 - 07/24/2024	1,829
TRY	5,990	10.00%, 06/17/2015	2,721
TRY	5,375	10.40%, 03/20/2024	2,701
TRY	4,150	10.50%, 01/15/2020	2,042
			21,352
		Total Foreign Government Obligations
		(Cost $214,214)	$201,694

		Total Long-Term Investments Excluding Purchased Options
		(Cost $313,995)	$301,293

Short-Term Investments - 3.6%
		Foreign Government Obligations - 0.2%
		Nigeria (Federal Republic of)
NGN	105,158	15.15%, 3/5/2015 ○	$612

		Repurchase Agreements - 3.4%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $31, collateralized by U.S. Treasury Note 1.50%, 2019, value of $31)
	$31	0.08%, 10/31/2014	$31
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $523, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $534)
	523	0.09%, 10/31/2014	523
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $141, collateralized by U.S.
Treasury Bond 2.88% - 5.25%, 2029 - 2043,
U.S. Treasury Note 0.38% - 4.50%, 2015 -
		2022, value of $143)
	141	0.08%, 10/31/2014	141
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$477, collateralized by FHLMC 2.00% - 5.50%,
2022 - 2034, FNMA 2.00% - 4.50%, 2024 -
2039, GNMA 3.00%, 2043, U.S. Treasury Note
		4.63%, 2017, value of $486)
	477	0.10%, 10/31/2014	477
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,796, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
		$1,832)
	1,796	0.08%, 10/31/2014	1,796

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 3.6% - (continued)
	Repurchase Agreements - 3.4% - (continued)
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $2,065,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $2,106)
$2,065	0.09%, 10/31/2014		$2,065
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $119, collateralized by U.S. Treasury Note 0.88%, 2017, value of $122)
119	0.13%, 10/31/2014		119
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $175, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$179)
175	0.07%, 10/31/2014		175
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,848, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 1.38% - 4.25%, 2015 - 2022, value of
	$1,885)
1,848	0.08%, 10/31/2014		1,848
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$3,582, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75%
	- 2.88%, 2018 - 2019, value of $3,653)
3,582	0.10%, 10/31/2014		3,582
			10,757
	Total Short-Term Investments
	(Cost $11,367)		$11,369

	Total Investments Excluding Purchased Options
	(Cost $325,362)	97.7%	$312,662
	Total Purchased Options
	(Cost $472)	0.3%	857
	Total Investments
	(Cost $325,834) ▲	98.0%	$313,519
	Other Assets and Liabilities	2.0%	6,602
	Total Net Assets	100.0%	$320,121

The accompanying notes are an integral part of these financial statements.

10

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $326,576 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,262
Unrealized Depreciation	(16,319)
Net Unrealized Depreciation	$(13,057)

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $30,073, which represents 9.4% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $68,678, which represents 21.5% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $2,048 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Θ	This security, or a portion of this security, has been pledged as collateral in connection with OTC option and/or swaption contracts.

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
OTC option and/or OTC swap contracts	$1,340	$–
Futures contracts	19	–
Total	$1,359	$–

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Option Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Calls
USD Call/CLP Put	MSC	FX	642.70 CLP per USD	03/26/15	USD	4,928,000	$19	$62	$(43)
USD Call/COP Put	GSC	FX	2,007.70 COP per USD	12/23/14	USD	6,339,469	205	63	142
USD Call/COP Put	CBK	FX	2,187.25 COP per USD	04/23/15	USD	6,660,000	75	75	–
USD Call/TRY Put	DEUT	FX	2.34 TRY per USD	01/16/15	USD	8,774,475	68	111	(43)
Total Calls						26,701,944	$367	$311	$56
Puts
EUR Put/PLN Call	DEUT	FX	4.04 PLN per EUR	05/06/15	EUR	2,298,000	$5	$28	$(23)
EUR Put/PLN Call	DEUT	FX	4.13 PLN per EUR	05/06/15	EUR	2,217,000	12	29	(17)
EUR Put/USD Call	GSC	FX	1.32 USD per EUR	02/06/15	EUR	7,215,303	473	69	404
USD Put/RUB Call	JPM	FX	35.63 RUB per USD	01/30/15	USD	3,382,725	–	35	(35)
Total Puts						15,113,028	$490	$161	$329
Total purchased option contracts						41,814,972	$857	$472	$385
Written option contracts:
Calls
USD Call/BRL Put	JPM	FX	2.83 BRL per USD	04/01/15	USD	6,495,940	$84	$120	$36
USD Call/TRY Put	DEUT	FX	2.54 TRY per USD	01/16/15	USD	8,774,475	13	42	29
Total Calls						15,270,415	$97	$162	$65
Puts
EUR Put/USD Call	GSC	FX	1.28 USD per EUR	02/06/15	EUR	7,215,303	$265	$50	$(215)
USD Put/CLP Call	MSC	FX	581.50 CLP per USD	03/26/15	USD	4,928,000	97	49	(48)
USD Put/COP Call	GSC	FX	1,861.30 COP per USD	12/23/14	USD	6,339,465	–	43	43
USD Put/COP Call	CBK	FX	2,007.50 COP per USD	04/23/15	USD	6,660,000	48	58	10
USD Put/TRY Call	DEUT	FX	2.12 TRY per USD	01/16/15	USD	8,774,475	6	74	68
Total Puts						33,917,243	$416	$274	$(142)
Total written option contracts						49,187,658	$513	$436	$(77)

*	The number of contracts does not omit 000's.
Δ	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury Long Bond Future	7	12/19/2014	$974	$988	$14	$–	$–	$(3)

Short position contracts:
U.S. Treasury 10-Year Note Future	24	12/19/2014	$2,991	$3,033	$–	$(42)	$6	$–

Total futures contracts					$14	$(42)	$6	$(3)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on single-name issues:
Buy protection:
China (People's Republic of)	BCLY	USD	650	(1.00)% / (0.43)%	12/20/17	$–	$(9)	$(12)	$–	$(3)
China (People's Republic of)	BOA	USD	465	(1.00)% / (0.43)%	12/20/17	–	(5)	(8)	–	(3)
Total						$–	$(14)	$(20)	$–	$(6)
Sell protection:
China (People's Republic of)	BCLY	USD	650	1.00% / 0.14%	12/20/14	$12	$–	$1	$–	$(11)
China (People's Republic of)	BOA	USD	451	1.00% / 0.14%	12/20/14	7	–	–	–	(7)
Total						$19	$–	$1	$–	$(18)
Total single-name issues						$19	$(14)	$(19)	$–	$(24)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
BCLY	4.12% Fixed	6M WIBOR PLN	PLN	175	03/19/24	$–	$–	$(8)	$–	$(8)
BOA	11.28% Fixed	BZDIOVRA	BRL	5,012	01/04/21	–	–	52	52	–
BOA	12.32% Fixed	BZDIOVRA	BRL	9,539	01/02/18	–	–	23	23	–
BOA	12.61% Fixed	BZDIOVRA	BRL	9,688	01/02/18	–	–	(13)	–	(13)
BOA	4.11% Fixed	6M WIBOR PLN	PLN	285	03/19/24	–	–	(13)	–	(13)
BOA	4.15% Fixed	6M WIBOR PLN	PLN	315	03/19/24	–	–	(15)	–	(15)
BOA	6.31% Fixed	MXIBTIIE	MXN	21,280	09/02/24	–	–	(22)	–	(22)
BOA	BZDIOVRA	10.00% Fixed	BRL	2,644	01/04/21	–	–	(118)	–	(118)
BOA	BZDIOVRA	8.23% Fixed	BRL	7,941	01/02/15	–	–	(71)	–	(71)
BOA	BZDIOVRA	8.95% Fixed	BRL	1,873	01/02/23	–	–	(187)	–	(187)
BOA	MXIBTIIE	6.65% Fixed	MXN	15,975	12/06/23	–	–	55	55	–
CBK	2.37% Fixed	6M WIBOR PLN	PLN	6,005	12/17/19	–	–	(39)	–	(39)
CBK	6M WIBOR PLN	2.01% Fixed	PLN	14,455	12/17/16	–	–	28	28	–
DEUT	4.11% Fixed	6M WIBOR PLN	PLN	325	03/19/24	–	–	(15)	–	(15)
DEUT	4.16% Fixed	6M WIBOR PLN	PLN	325	03/19/24	–	–	(15)	–	(15)
DEUT	6M THBFIX	3.60% Fixed	THB	92,225	09/17/24	–	–	156	156	–
DEUT	BZDIOVRA	10.50% Fixed	BRL	333	01/02/17	–	–	1	1	–
DEUT	BZDIOVRA	10.55% Fixed	BRL	692	01/02/17	–	–	4	4	–
DEUT	BZDIOVRA	10.61% Fixed	BRL	347	01/02/17	–	–	2	2	–
DEUT	BZDIOVRA	9.12% Fixed	BRL	7,875	01/02/17	–	–	(241)	–	(241)
GSC	1.38% Fixed	6M CZK PRIBOR	CZK	20,820	03/20/23	–	–	(34)	–	(34)
GSC	1.45% Fixed	6M CZK PRIBOR	CZK	21,335	03/20/23	–	–	(41)	–	(41)
GSC	1.56% Fixed	6M CZK PRIBOR	CZK	5,925	03/20/23	–	–	(14)	–	(14)
GSC	2.18% Fixed	6M CZK PRIBOR	CZK	27,050	06/08/22	–	–	(66)	–	(66)
GSC	2.23% Fixed	6M CZK PRIBOR	CZK	40,358	09/07/22	–	–	(97)	–	(97)
GSC	2.37% Fixed	6M WIBOR PLN	PLN	9,870	12/17/19	–	–	(64)	–	(64)
GSC	3M ZAR JIBAR	7.00% Fixed	ZAR	7,109	08/21/27	–	–	(55)	–	(55)
GSC	4.10% Fixed	6M WIBOR PLN	PLN	165	03/19/24	–	–	(8)	–	(8)
GSC	4.16% Fixed	6M WIBOR PLN	PLN	330	03/19/24	–	–	(16)	–	(16)
GSC	6M WIBOR PLN	2.00% Fixed	PLN	23,595	12/17/16	–	–	45	45	–
GSC	BZDIOVRA	10.64% Fixed	BRL	2,177	01/02/17	–	–	(61)	–	(61)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Interest Rate Swap Contracts Outstanding at October 31, 2014  - (continued)

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
JPM	2.08% Fixed	6M CZK PRIBOR	CZK	53,650	12/19/22	$–	$–	$(103)	$–	$(103)
JPM	2.12% Fixed	6M CZK PRIBOR	CZK	46,075	03/21/23	–	–	(86)	–	(86)
JPM	2.18% Fixed	6M CZK PRIBOR	CZK	12,640	08/21/22	–	–	(29)	–	(29)
JPM	2.23% Fixed	6M CZK PRIBOR	CZK	12,645	08/21/22	–	–	(31)	–	(31)
JPM	2.25% Fixed	6M CZK PRIBOR	CZK	18,965	08/21/22	–	–	(47)	–	(47)
JPM	2.30% Fixed	6M CZK PRIBOR	CZK	33,954	08/21/22	–	–	(88)	–	(88)
JPM	2.32% Fixed	6M CZK PRIBOR	CZK	6,940	08/21/22	–	–	(18)	–	(18)
JPM	2.34% Fixed	6M CZK PRIBOR	CZK	15,650	05/21/22	–	–	(44)	–	(44)
JPM	2.39% Fixed	6M CZK PRIBOR	CZK	11,440	05/21/22	–	–	(34)	–	(34)
JPM	3M ZAR JIBAR	6.94% Fixed	ZAR	994,425	10/01/15	–	–	108	108	–
JPM	3M ZAR JIBAR	8.03% Fixed	ZAR	2,185	08/18/23	–	–	4	4	–
JPM	6M CZK PRIBOR	0.92% Fixed	CZK	39,210	11/06/17	–	–	25	25	–
JPM	7.62% Fixed	3M ZAR JIBAR	ZAR	994,425	10/01/16	–	–	(131)	–	(131)
MSC	2.58% Fixed	6M CZK PRIBOR	CZK	8,000	05/09/22	–	–	(27)	–	(27)
MSC	2.60% Fixed	6M CZK PRIBOR	CZK	34,520	05/09/22	–	–	(117)	–	(117)
MSC	BZDIOVRA	10.22% Fixed	BRL	2,606	01/04/21	–	–	(98)	–	(98)
Total						$–	$–	$(1,563)	$503	$(2,066)

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	12/17/2014	DEUT	$2,834	$2,846	$12	$–
AUD	Sell	12/17/2014	RBS	2,937	2,846	91	–
BRL	Buy	12/02/2014	BOA	1,051	1,041	–	(10)
BRL	Buy	12/02/2014	JPM	849	853	4	–
BRL	Buy	12/02/2014	MSC	6,862	6,514	–	(348)
BRL	Buy	12/02/2014	UBS	11,664	10,900	–	(764)
BRL	Sell	12/02/2014	BCLY	523	478	45	–
BRL	Sell	04/01/2015	JPM	1,538	1,543	–	(5)
BRL	Sell	12/02/2014	MSC	2,344	2,348	–	(4)
BRL	Sell	12/02/2014	UBS	9,848	9,341	507	–
CAD	Buy	12/17/2014	DEUT	530	532	2	–
CAD	Sell	12/17/2014	DEUT	2,974	2,916	58	–
CLP	Buy	12/17/2014	BNP	2,171	2,233	62	–
CLP	Buy	12/17/2014	BOA	1,412	1,439	27	–
CLP	Buy	03/30/2015	MSC	2,422	2,526	104	–
CLP	Sell	12/17/2014	BNP	2,649	2,737	–	(88)
CLP	Sell	12/17/2014	BOA	3,295	3,388	–	(93)
CLP	Sell	12/17/2014	CSFB	992	1,023	–	(31)
CLP	Sell	12/17/2014	SCB	4,599	4,742	–	(143)
CNY	Buy	11/14/2014	JPM	2,550	2,715	165	–
CNY	Sell	11/14/2014	DEUT	824	854	–	(30)
CNY	Sell	11/14/2014	JPM	1,800	1,861	–	(61)
COP	Buy	12/17/2014	BOA	6,334	6,249	–	(85)
COP	Buy	04/27/2015	CBK	2,752	2,744	–	(8)
COP	Buy	12/26/2014	GSC	3,111	2,888	–	(223)
COP	Buy	12/17/2014	SCB	1,612	1,596	–	(16)
COP	Buy	12/17/2014	SSG	1,752	1,739	–	(13)
COP	Sell	12/17/2014	BOA	2,933	2,834	99	–
COP	Sell	12/17/2014	BOA	1,055	1,056	–	(1)
COP	Sell	12/17/2014	CSFB	1,282	1,244	38	–
CZK	Buy	12/17/2014	DEUT	191	187	–	(4)
CZK	Buy	12/17/2014	RBS	2,943	2,832	–	(111)
CZK	Sell	12/17/2014	RBS	2,327	2,239	88	–
EUR	Buy	12/17/2014	CBA	985	951	–	(34)
EUR	Buy	12/17/2014	DEUT	1,685	1,631	–	(54)
EUR	Buy	05/08/2015	DEUT	1,573	1,418	–	(155)

The accompanying notes are an integral part of these financial statements.

14

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Buy	02/10/2015	GSC	$2,457	$2,264	$–	$(193)
EUR	Buy	04/13/2015	JPM	843	831	–	(12)
EUR	Sell	12/17/2014	DEUT	542	525	17	–
EUR	Sell	05/08/2015	DEUT	471	433	38	–
EUR	Sell	12/17/2014	GSC	1,865	1,849	16	–
EUR	Sell	02/10/2015	GSC	1,924	1,806	118	–
EUR	Sell	12/17/2014	JPM	1,519	1,498	21	–
EUR	Sell	04/13/2015	JPM	839	831	8	–
GBP	Buy	12/17/2014	DEUT	898	904	6	–
GBP	Buy	12/17/2014	RBS	1,413	1,391	–	(22)
GBP	Sell	12/17/2014	RBS	1,413	1,391	22	–
HUF	Buy	12/17/2014	DEUT	5,041	5,015	–	(26)
HUF	Buy	12/17/2014	RBS	1,466	1,453	–	(13)
HUF	Sell	12/17/2014	RBS	3,092	3,064	28	–
IDR	Buy	12/17/2014	BCLY	1,550	1,578	28	–
IDR	Buy	12/17/2014	BOA	258	262	4	–
IDR	Buy	12/17/2014	UBS	5,062	5,001	–	(61)
IDR	Sell	12/17/2014	BCLY	916	905	11	–
IDR	Sell	12/17/2014	BOA	477	477	–	–
IDR	Sell	12/17/2014	HSBC	4,188	4,235	–	(47)
IDR	Sell	12/17/2014	UBS	90	89	1	–
ILS	Buy	12/17/2014	JPM	5,025	4,932	–	(93)
ILS	Buy	04/13/2015	JPM	828	808	–	(20)
ILS	Sell	12/17/2014	JPM	1,778	1,762	16	–
ILS	Sell	04/13/2015	JPM	815	808	7	–
ILS	Sell	12/17/2014	RBS	3,324	3,170	154	–
INR	Buy	12/17/2014	CBK	4,545	4,521	–	(24)
INR	Buy	12/17/2014	DEUT	2,179	2,166	–	(13)
INR	Buy	12/17/2014	JPM	1,226	1,223	–	(3)
INR	Sell	12/17/2014	BOA	321	319	2	–
INR	Sell	12/17/2014	CBK	789	785	4	–
INR	Sell	12/17/2014	CSFB	483	485	–	(2)
INR	Sell	12/17/2014	JPM	2,722	2,715	7	–
KRW	Buy	12/17/2014	MSC	4,174	4,148	–	(26)
KRW	Sell	12/17/2014	DEUT	1,032	1,035	–	(3)
KRW	Sell	12/17/2014	UBS	9,375	9,101	274	–
MXN	Buy	12/17/2014	BCLY	91	91	–	–
MXN	Buy	12/17/2014	CBK	221	221	–	–
MXN	Buy	12/17/2014	CSFB	3,850	3,863	13	–
MXN	Buy	12/17/2014	DEUT	192	190	–	(2)
MXN	Buy	12/17/2014	GSC	1,772	1,748	–	(24)
MXN	Buy	12/17/2014	JPM	18,381	18,068	–	(313)
MXN	Buy	12/17/2014	RBC	1,002	1,003	1	–
MXN	Sell	12/17/2014	BOA	1,427	1,424	3	–
MXN	Sell	12/17/2014	SSG	1,429	1,424	5	–
MXN	Sell	12/17/2014	TDS	1,131	1,129	2	–
MYR	Buy	12/17/2014	BCLY	418	421	3	–
MYR	Buy	03/26/2015	BCLY	1,459	1,425	–	(34)
MYR	Buy	12/17/2014	BOA	356	354	–	(2)
MYR	Buy	03/26/2015	BOA	2,847	2,776	–	(71)
MYR	Buy	12/17/2014	CBK	543	542	–	(1)
MYR	Buy	03/26/2015	HSBC	2,190	2,137	–	(53)
MYR	Buy	12/17/2014	JPM	1,495	1,457	–	(38)
MYR	Buy	12/17/2014	UBS	21,620	21,042	–	(578)
MYR	Buy	03/26/2015	UBS	2,984	2,914	–	(70)
MYR	Sell	12/17/2014	BCLY	312	311	1	–
MYR	Sell	12/17/2014	BCLY	121	121	–	–
MYR	Sell	12/17/2014	BNP	121	121	–	–
MYR	Sell	12/17/2014	CSFB	121	121	–	–

The accompanying notes are an integral part of these financial statements.

15

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
MYR	Sell	12/17/2014	DEUT	$7,500	$7,451	$49	$–
MYR	Sell	12/17/2014	HSBC	1,206	1,205	1	–
MYR	Sell	03/26/2015	JPM	9,421	9,252	169	–
MYR	Sell	12/17/2014	SCB	779	777	2	–
NGN	Buy	12/17/2014	CBK	1,724	1,707	–	(17)
NGN	Sell	11/06/2014	CBK	1,590	1,593	–	(3)
NGN	Sell	12/17/2014	CBK	1,723	1,707	16	–
NGN	Sell	12/17/2014	DEUT	744	740	4	–
NZD	Buy	12/17/2014	DEUT	2,597	2,584	–	(13)
NZD	Sell	12/17/2014	CBA	2,703	2,584	119	–
PEN	Sell	12/17/2014	BNP	2,806	2,800	6	–
PEN	Sell	12/17/2014	SCB	1,425	1,402	23	–
PHP	Buy	12/17/2014	CBK	951	950	–	(1)
PHP	Buy	12/17/2014	HSBC	1,504	1,469	–	(35)
PHP	Buy	12/17/2014	JPM	4,253	4,159	–	(94)
PHP	Sell	12/17/2014	BCLY	312	313	–	(1)
PHP	Sell	12/17/2014	CSFB	121	122	–	(1)
PHP	Sell	12/17/2014	JPM	783	786	–	(3)
PHP	Sell	12/17/2014	UBS	1,213	1,220	–	(7)
PLN	Buy	12/17/2014	BCLY	159	154	–	(5)
PLN	Buy	12/17/2014	BOA	9,496	9,179	–	(317)
PLN	Buy	12/17/2014	DEUT	5,006	4,908	–	(98)
PLN	Buy	05/08/2015	DEUT	464	418	–	(46)
PLN	Sell	12/17/2014	BOA	1,122	1,103	19	–
PLN	Sell	12/17/2014	CSFB	232	228	4	–
PLN	Sell	12/17/2014	DEUT	2,984	2,928	56	–
PLN	Sell	05/08/2015	DEUT	1,542	1,403	139	–
PLN	Sell	12/17/2014	JPM	1,121	1,107	14	–
RON	Buy	12/17/2014	JPM	512	512	–	–
RON	Sell	12/17/2014	CBK	1,125	1,120	5	–
RON	Sell	12/17/2014	JPM	5,490	5,357	133	–
RUB	Buy	12/17/2014	CSFB	789	728	–	(61)
RUB	Buy	12/17/2014	DEUT	142	131	–	(11)
RUB	Buy	12/17/2014	JPM	4,905	4,514	–	(391)
RUB	Buy	12/17/2014	UBS	9,380	8,218	–	(1,162)
RUB	Sell	12/17/2014	BOA	504	489	15	–
RUB	Sell	12/17/2014	JPM	2,144	2,066	78	–
RUB	Sell	02/02/2015	JPM	797	673	124	–
RUB	Sell	12/17/2014	UBS	786	689	97	–
SGD	Buy	12/17/2014	GSC	2,866	2,837	–	(29)
SGD	Sell	12/17/2014	DEUT	5,990	5,946	44	–
SGD	Sell	12/17/2014	JPM	2,887	2,837	50	–
THB	Buy	12/17/2014	JPM	14,219	14,103	–	(116)
THB	Sell	12/17/2014	BCLY	3,005	2,974	31	–
THB	Sell	12/17/2014	BOA	803	799	4	–
THB	Sell	12/17/2014	JPM	2,645	2,643	2	–
TRY	Buy	11/04/2014	BOA	827	818	–	(9)
TRY	Buy	12/17/2014	CBK	1,509	1,551	42	–
TRY	Buy	12/17/2014	DEUT	325	334	9	–
TRY	Buy	12/17/2014	GSC	3,521	3,620	99	–
TRY	Buy	12/17/2014	GSC	18,730	18,707	–	(23)
TRY	Sell	12/17/2014	BCLY	2,194	2,190	4	–
TRY	Sell	12/17/2014	BOA	819	809	10	–
TRY	Sell	12/17/2014	BOA	669	676	–	(7)
TRY	Sell	12/17/2014	DEUT	1,258	1,248	10	–
TRY	Sell	12/17/2014	DEUT	3,721	3,761	–	(40)
TRY	Sell	12/17/2014	GSC	3,521	3,517	4	–
UYU	Buy	04/08/2015	CBK	688	686	–	(2)
UYU	Buy	12/09/2014	HSBC	396	391	–	(5)

The accompanying notes are an integral part of these financial statements.

16

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
UYU	Buy	01/22/2015	HSBC	$481	$468	$–	$(13)
ZAR	Buy	11/05/2014	BNP	778	777	–	(1)
ZAR	Buy	12/17/2014	BNP	230	235	5	–
ZAR	Buy	11/04/2014	BOA	464	457	–	(7)
ZAR	Buy	12/17/2014	BOA	2,231	2,285	54	–
ZAR	Buy	12/17/2014	BOA	19	19	–	–
ZAR	Buy	11/03/2014	CSFB	1,555	1,531	–	(24)
ZAR	Buy	12/17/2014	CSFB	38	37	–	(1)
ZAR	Buy	12/17/2014	DEUT	973	991	18	–
ZAR	Buy	12/17/2014	JPM	830	832	2	–
ZAR	Buy	12/17/2014	RBS	15,971	16,006	35	–
ZAR	Sell	12/17/2014	BCLY	1,927	1,929	–	(2)
ZAR	Sell	12/17/2014	BNP	772	771	1	–
ZAR	Sell	11/03/2014	BOA	19	19	–	–
ZAR	Sell	12/17/2014	BOA	460	453	7	–
ZAR	Sell	12/17/2014	CSFB	1,543	1,518	25	–
ZAR	Sell	12/17/2014	RBS	2,230	2,235	–	(5)
Total						$3,641	$(6,575)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDS	TD Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian New Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish New Zloty
RON	New Romanian Leu
RUB	Russian New Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Other Abbreviations:
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
JIBAR	Johannesburg Interbank Agreed Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
OTC	Over-the-Counter
PRIBOR	Prague Interbank Offered Rate
THBFIX	Thai Baht Interest Rate Fixing
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

17

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	$99,599	$–	$98,129	$1,470
Foreign Government Obligations	201,694	–	201,116	578
Short-Term Investments	11,369	–	11,369	–
Purchased Options	857	–	857	–
Total	$313,519	$–	$311,471	$2,048
Foreign Currency Contracts *	$3,641	$–	$3,641	$–
Futures *	14	14	–	–
Swaps - Interest Rate *	503	–	503	–
Total	$4,158	$14	$4,144	$–
Liabilities:
Written Options	$513	$–	$513	$–
Total	$513	$–	$513	$–
Foreign Currency Contracts *	$6,575	$–	$6,575	$–
Futures *	42	42	–	–
Swaps - Credit Default *	24	–	24	–
Swaps - Interest Rate *	2,066	–	2,066	–
Total	$8,707	$42	$8,665	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2014
Assets:
Corporate Bonds and Foreign Government Obligations	$2,216	$116	$(131	)*	$1	$2,049	$(2,203)	$—	$—	$2,048
Total	$2,216	$116	$(131)		$1	$2,049	$(2,203)	$—	$—	$2,048

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Emerging Markets Local Debt Fund

Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $325,834)	$313,519
Cash	1,913	*
Foreign currency on deposit with custodian (cost $789)	789
Unrealized appreciation on foreign currency contracts	3,641
Unrealized appreciation on OTC swap contracts	503
Receivables:
Investment securities sold	9,554
Fund shares sold	3,645
Interest	4,309
Variation margin on financial derivative instruments	6
OTC swap premiums paid	19
Other assets	79
Total assets	337,977
Liabilities:
Unrealized depreciation on foreign currency contracts	6,575
Unrealized depreciation on OTC swap contracts	2,090
Payables:
Investment securities purchased	6,088
Fund shares redeemed	2,399
Investment management fees	61
Administrative fees	—
Distribution fees	1
Variation margin on financial derivative instruments	3
Accrued expenses	45
OTC swap premiums received	14
Written option contracts (proceeds $436)	513
Other liabilities	67
Total liabilities	17,856
Net assets	$320,121
Summary of Net Assets:
Capital stock and paid-in-capital	$336,226
Undistributed net investment income	543
Accumulated net realized gain	389
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(17,037)
Net assets	$320,121

* Cash of $1,359 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Emerging Markets Local Debt Fund

Statement of Assets and Liabilities – (continued)
October 31, 2014
(000’s Omitted)

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.00/$9.42
Shares outstanding	1,088
Net assets	$9,792
Class C: Net asset value per share	$8.99
Shares outstanding	357
Net assets	$3,208
Class I: Net asset value per share	$8.98
Shares outstanding	4,862
Net assets	$43,683
Class R3: Net asset value per share	$8.99
Shares outstanding	227
Net assets	$2,041
Class R4: Net asset value per share	$8.99
Shares outstanding	234
Net assets	$2,101
Class R5: Net asset value per share	$8.99
Shares outstanding	231
Net assets	$2,078
Class Y: Net asset value per share	$8.96
Shares outstanding	28,713
Net assets	$257,218

The accompanying notes are an integral part of these financial statements.

20

The Hartford Emerging Markets Local Debt Fund

Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Interest	$17,211
Less: Foreign tax withheld	(199)
Total investment income	17,012

Expenses:
Investment management fees	2,927
Administrative services fees
Class R3	4
Class R4	3
Class R5	2
Transfer agent fees
Class A	21
Class C	6
Class I	34
Class R3	—
Class R4	—
Class Y	3
Distribution fees
Class A	43
Class C	41
Class R3	10
Class R4	5
Custodian fees	107
Accounting services fees	74
Registration and filing fees	104
Board of Directors' fees	8
Audit fees	13
Other expenses	30
Total expenses (before waivers)	3,435
Expense waivers	(533)
Management fee waivers	(86)
Total waivers	(619)
Total expenses, net	2,816
Net Investment Income	14,196
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(9,912)
Less: Foreign taxes paid on realized capital gains	(30)
Net realized gain on purchased option contracts	48
Net realized gain on futures contracts	432
Net realized gain on written option contracts	64
Net realized loss on swap contracts	(885)
Net realized gain on foreign currency contracts	155
Net realized loss on other foreign currency transactions	(89)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(10,217)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(3,901)
Net unrealized appreciation of purchased option contracts	385
Net unrealized depreciation of futures contracts	(28)
Net unrealized depreciation of written option contracts	(77)
Net unrealized depreciation of swap contracts	(948)
Net unrealized depreciation of foreign currency contracts	(3,051)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(101)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(7,721)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(17,938)
Net Decrease in Net Assets Resulting from Operations	$(3,742)

The accompanying notes are an integral part of these financial statements.

21

The Hartford Emerging Markets Local Debt Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$14,196	$9,266
Net realized loss on investments, other financial instruments and foreign currency transactions	(10,217)	(1,348)
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(7,721)	(14,337)
Net Decrease in Net Assets Resulting from Operations	(3,742)	(6,419)
Distributions to Shareholders:
From net investment income
Class A	(71)	(959)
Class C	(14)	(171)
Class I	(189)	(1,623)
Class R3	(9)	(78)
Class R4	(9)	(85)
Class R5	(9)	(90)
Class Y	(1,092)	(5,959)
Total from net investment income	(1,393)	(8,965)
From net realized gain on investments
Class A	(15)	(119)
Class C	(4)	(22)
Class I	(26)	(136)
Class R3	(1)	(12)
Class R4	(1)	(12)
Class R5	(1)	(12)
Class Y	(114)	(455)
Total from net realized gain on investments	(162)	(768)
From tax return of capital
Class A	(633)	—
Class C	(128)	—
Class I	(1,701)	—
Class R3	(75)	—
Class R4	(84)	—
Class R5	(88)	—
Class Y	(9,833)	—
Total from tax return of capital	(12,542)	—
Total distributions	(14,097)	(9,733)
Capital Share Transactions:
Class A	(14,078)	6,043
Class C	(2,709)	2,776
Class I	13,281	13,795
Class R3	59	96
Class R4	56	180
Class R5	98	102
Class Y	91,673	113,279
Net increase from capital share transactions	88,380	136,271
Net Increase in Net Assets	70,541	120,119
Net Assets:
Beginning of period	249,580	129,461
End of period	$320,121	$249,580
Undistributed (distributions in excess of) net investment income	$543	$(1,574)

The accompanying notes are an integral part of these financial statements.

22

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Emerging Markets Local Debt Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity

23

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at

24

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

25

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary

26

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option,

27

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of October 31, 2014. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

Options Contract Activity During the Year Ended October 31, 2014:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	25,182,401	204
Expired	(3,294,986)	(4)
Closed	(6,617,000)	(38)
Exercised	—	—
End of period	15,270,415	$162

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	55,220,535	380
Expired	(11,591,973)	(62)
Closed	(9,711,319)	(44)
Exercised	—	—
End of period	33,917,243	$274
* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the

28

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a

29

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$—	$857	$—	$—	$—	$—	$857
Unrealized appreciation on foreign currency contracts	—	3,641	—	—	—	—	3,641
Unrealized appreciation on OTC swap contracts	503	—	—	—	—	—	503
Variation margin receivable *	6	—	—	—	—	—	6
Total	$509	$4,498	$—	$—	$—	$—	$5,007

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$6,575	$—	$—	$—	$—	$6,575
Unrealized depreciation on OTC swap contracts	2,066	—	24	—	—	—	2,090
Variation margin payable *	3	—	—	—	—	—	3
Written option contracts, market value	—	513	—	—	—	—	513
Total	$2,069	$7,088	$24	$—	$—	$—	$9,181

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $(28) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

30

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased option contracts	$21	$27	$—	$—	$—	$—	$48
Net realized gain on futures contracts	432	—	—	—	—	—	432
Net realized gain on written option contracts	—	64	—	—	—	—	64
Net realized loss on swap contracts	(706)	—	(179)	—	—	—	(885)
Net realized gain on foreign currency contracts	—	155	—	—	—	—	155
Total	$(253)	$246	$(179)	$—	$—	$—	$(186)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of purchased option contracts	$—	$385	$—	$—	$—	$—	$385
Net change in unrealized depreciation of futures contracts	(28)	—	—	—	—	—	(28)
Net change in unrealized depreciation of written option contracts	—	(77)	—	—	—	—	(77)
Net change in unrealized appreciation (depreciation) of swap contracts	(987)	—	39	—	—	—	(948)
Net change in unrealized depreciation of foreign currency contracts	—	(3,051)	—	—	—	—	(3,051)
Total	$(1,015)	$(2,743)	$39	$—	$—	$—	$(3,719)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$1,361	$(1,343)	$—	$ — †	$18
Futures contracts - variation margin receivable	6	(3)	—	—	3
Unrealized appreciation on foreign currency contracts	3,641	(3,194)	—	—	447
Total subject to a master netting or similar arrangement	$5,008	$(4,540)	$—	$—	$468

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.
†	An additional $255 of cash collateral was pledged to counterparties related to derivative assets.

31

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option and OTC swap contracts at market value	$2,599	$(1,343)	$—	$(872)†	$384
Futures contracts - variation margin payable	3	(3)	—	(19)	—
Unrealized depreciation on foreign currency contracts	6,534	(3,194)	—	—	3,340
Total subject to a master netting or similar arrangement	$9,136	$(4,540)	$—	$(891)	$3,724

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.
†	An additional $213 of cash collateral was pledged to counterparties related to derivative liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

32

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$1,393	$8,056
Long-Term Capital Gains ‡	162	1,679
Tax Return of Capital	12,542	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Accumulated Capital and Other Losses*	$(228)
Unrealized Depreciation†	(15,859)
Total Accumulated Deficit	$(16,087)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(10,686)
Accumulated Net Realized Gain (Loss)	10,686

33

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$45
Long-Term Capital Loss Carryforward	183
Total	$228

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $4.5 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%

HFMC contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014. These amounts are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

34

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	0.90%

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $46 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

35

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class R3	100%*	1%
Class R4	98	1
Class R5	100	1

*	Percentage rounds to 100%.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$491,390	$—	$491,390
Sales Proceeds	397,577	—	397,577

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	794	77	(2,387)	(1,516)	1,631	109	(1,175)	565
Amount	$7,407	$714	$(22,199)	$(14,078)	$16,552	$1,073	$(11,582)	$6,043
Class C
Shares	133	11	(448)	(304)	361	18	(102)	277
Amount	$1,232	$105	$(4,046)	$(2,709)	$3,613	$173	$(1,010)	$2,776
Class I
Shares	5,523	65	(4,227)	1,361	4,661	124	(3,648)	1,137
Amount	$51,533	$600	$(38,852)	$13,281	$47,321	$1,227	$(34,753)	$13,795
Class R3
Shares	—	9	(3)	6	3	9	(2)	10
Amount	$4	$85	$(30)	$59	$29	$90	$(23)	$96
Class R4
Shares	—	10	(4)	6	9	10	—	19
Amount	$3	$93	$(40)	$56	$84	$96	$—	$180
Class R5
Shares	—	11	—	11	—	10	—	10
Amount	$—	$98	$—	$98	$—	$102	$—	$102
Class Y
Shares	24,025	1,172	(15,372)	9,825	21,620	619	(10,887)	11,352
Amount	$221,417	$10,795	$(140,539)	$91,673	$211,076	$6,060	$(103,857)	$113,279
Total
Shares	30,475	1,355	(22,441)	9,389	28,285	899	(15,814)	13,370
Amount	$281,596	$12,490	$(205,706)	$88,380	$278,675	$8,821	$(151,225)	$136,271

36

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements - (continued)
October 31, 2014
(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

37

The Hartford Emerging Markets Local Debt Fund

Financial Highlights

	- Selected Per-Share Data - (A)											- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.40	)(D)	$(0.01)	$(0.41)	$9.00	(1.10)%		$9,792	1.47%		1.25%		4.57%
C	9.50	0.35	(0.52)	(0.17)	(0.33	)(E)	(0.01)	(0.34)	8.99	(1.85)		3,208	2.23		2.00		3.78
I	9.50	0.44	(0.52)	(0.08)	(0.43	)(F)	(0.01)	(0.44)	8.98	(0.91)		43,683	1.19		0.98		4.78
R3	9.50	0.39	(0.52)	(0.13)	(0.37	)(G)	(0.01)	(0.38)	8.99	(1.38)		2,041	1.81		1.55		4.23
R4	9.50	0.42	(0.52)	(0.10)	(0.40	)(D)	(0.01)	(0.41)	8.99	(1.09)		2,101	1.51		1.25		4.53
R5	9.51	0.45	(0.53)	(0.08)	(0.43	)(F)	(0.01)	(0.44)	8.99	(0.89)		2,078	1.20		0.95		4.83
Y	9.47	0.45	(0.52)	(0.07)	(0.43	)(F)	(0.01)	(0.44)	8.96	(0.74)		257,218	1.11		0.90		4.86

For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)		$(0.06)	$(0.45)	$9.51	(0.70)%		$24,773	1.49%		1.25%		4.16%
C	10.01	0.34	(0.47)	(0.13)	(0.32)		(0.06)	(0.38)	9.50	(1.40)		6,280	2.22		1.99		3.43
I	10.01	0.43	(0.47)	(0.04)	(0.41)		(0.06)	(0.47)	9.50	(0.45)		33,259	1.25		1.00		4.41
R3	10.01	0.38	(0.47)	(0.09)	(0.36)		(0.06)	(0.42)	9.50	(1.01)		2,097	1.84		1.55		3.86
R4	10.01	0.41	(0.47)	(0.06)	(0.39)		(0.06)	(0.45)	9.50	(0.71)		2,165	1.54		1.25		4.16
R5	10.01	0.44	(0.46)	(0.02)	(0.42)		(0.06)	(0.48)	9.51	(0.31)		2,095	1.24		0.95		4.46
Y	9.98	0.44	(0.47)	(0.03)	(0.42)		(0.06)	(0.48)	9.47	(0.36)		178,911	1.14		0.90		4.50

For the Year Ended October 31, 2012
A	$9.24	$0.37	$0.71	$1.08	$(0.30)		$–	$(0.30)	$10.02	11.96%		$20,430	1.65%		1.24%		3.96%
C	9.24	0.30	0.70	1.00	(0.23)		–	(0.23)	10.01	11.03		3,846	2.38		1.97		3.22
I	9.23	0.40	0.71	1.11	(0.33)		–	(0.33)	10.01	12.28		23,655	1.37		0.96		4.27
R3	9.24	0.34	0.70	1.04	(0.27)		–	(0.27)	10.01	11.48		2,112	2.02		1.55		3.65
R4	9.24	0.37	0.70	1.07	(0.30)		–	(0.30)	10.01	11.81		2,094	1.72		1.25		3.95
R5	9.24	0.40	0.70	1.10	(0.33)		–	(0.33)	10.01	12.15		2,103	1.42		0.95		4.25
Y	9.21	0.41	0.69	1.10	(0.33)		–	(0.33)	9.98	12.25		75,221	1.31		0.90		4.37

From May 31, 2011 (commencement of operations), through October 31, 2011 (H)
A(I)	$10.00	$0.14	$(0.77)	$(0.63)	$(0.13	)(J)	$–	$(0.13)	$9.24	(6.37	)%(K)	$17,895	1.66	%(L)	1.20	%(L)	3.77	%(L)
C(I)	10.00	0.11	(0.77)	(0.66)	(0.10	)(J)	–	(0.10)	9.24	(6.64	)(K)	4,178	2.40	(L)	1.94	(L)	3.00	(L)
I(I)	10.00	0.14	(0.77)	(0.63)	(0.14	)(J)	–	(0.14)	9.23	(6.37	)(K)	8,900	1.52	(L)	1.00	(L)	3.86	(L)
R3(I)	10.00	0.14	(0.79)	(0.65)	(0.11	)(J)	–	(0.11)	9.24	(6.50	)(K)	1,888	2.05	(L)	1.55	(L)	3.48	(L)
R4(I)	10.00	0.15	(0.78)	(0.63)	(0.13	)(J)	–	(0.13)	9.24	(6.39	)(K)	1,872	1.75	(L)	1.25	(L)	3.78	(L)
R5(I)	10.00	0.16	(0.78)	(0.62)	(0.14	)(J)	–	(0.14)	9.24	(6.28	)(K)	1,874	1.45	(L)	0.95	(L)	4.08	(L)
Y(I)	10.00	0.15	(0.80)	(0.65)	(0.14	)(J)	–	(0.14)	9.21	(6.56	)(K)	13,397	1.36	(L)	0.90	(L)	4.13	(L)

See Portfolio Turnover information on the next page.

38

The Hartford Emerging Markets Local Debt Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Included in this amount are tax distributions from capital of ($0.36).
(E)	Included in this amount are tax distributions from capital of ($0.30).
(F)	Included in this amount are tax distributions from capital of ($0.39).
(G)	Included in this amount are tax distributions from capital of ($0.34).
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(I)	Commenced operations on May 31, 2011.
(J)	Included in this amount are tax distributions from capital of ($0.02).
(K)	Not annualized.
(L)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	144%
For the Year Ended October 31, 2013	95
For the Year Ended October 31, 2012	99
From May 31, 2011 (commencement of operations) through October 31, 2011	61	(A)

(A) Not annualized.

39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Emerging Markets Local Debt Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Emerging Markets Local Debt Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 18, 2014

40

The Hartford Emerging Markets Local Debt Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

41

The Hartford Emerging Markets Local Debt Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

42

The Hartford Emerging Markets Local Debt Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

43

The Hartford Emerging Markets Local Debt Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

44

The Hartford Emerging Markets Local Debt Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$985.50	$6.26	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class C	$1,000.00	$981.90	$9.99	$1,000.00	$1,015.12	$10.16	2.00	184	365
Class I	$1,000.00	$986.00	$4.81	$1,000.00	$1,020.37	$4.89	0.96	184	365
Class R3	$1,000.00	$984.10	$7.75	$1,000.00	$1,017.39	$7.88	1.55	184	365
Class R4	$1,000.00	$985.60	$6.26	$1,000.00	$1,018.91	$6.36	1.25	184	365
Class R5	$1,000.00	$986.00	$4.75	$1,000.00	$1,020.42	$4.84	0.95	184	365
Class Y	$1,000.00	$987.30	$4.51	$1,000.00	$1,020.67	$4.58	0.90	184	365

45

The Hartford Emerging Markets Local Debt Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Emerging Markets Local Debt Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

46

The Hartford Emerging Markets Local Debt Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

47

The Hartford Emerging Markets Local Debt Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that certain factors were identified by HFMC as having had a potential impact on the negotiation of the Fund’s sub-advisory fee levels. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile of its expense group. The Board noted that the Fund has a temporary contractual expense cap on each share class through February 28, 2015 as well as an automatically renewable contractual expense cap on each share class. These arrangements resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

48

The Hartford Emerging Markets Local Debt Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

49

The Hartford Emerging Markets Local Debt Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price) and call risk (the risk that an investment may be redeemed early).

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

50

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-EMLD14 12/14 113971-3 Printed in U.S.A.

HARTFORDFUNDS

The Hartford Emerging Markets Research Fund 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Emerging Markets Research Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Emerging Markets Research Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 5/31/11 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	Since Inception▲
Emerging Markets Research A#	0.70%	-2.32%
Emerging Markets Research A##	-4.84%	-3.92%
Emerging Markets Research C#	-0.06%	-3.02%
Emerging Markets Research C##	-1.05%	-3.02%
Emerging Markets Research I#	1.14%	-1.96%
Emerging Markets Research R3#	0.42%	-2.57%
Emerging Markets Research R4#	0.71%	-2.28%
Emerging Markets Research R5#	1.11%	-1.98%
Emerging Markets Research Y#	1.05%	-1.91%
MSCI Emerging Markets Index	0.98%	-1.14%

▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Research Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Emerging Markets Research Class A	1.75%	1.83%
Emerging Markets Research Class C	2.43%	2.43%
Emerging Markets Research Class I	1.35%	1.35%
Emerging Markets Research Class R3	1.95%	2.04%
Emerging Markets Research Class R4	1.65%	1.74%
Emerging Markets Research Class R5	1.35%	1.44%
Emerging Markets Research Class Y	1.30%	1.34%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Cheryl M. Duckworth, CFA
Managing Director and Associate Director, Global Industry Research

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Research Fund returned 0.70%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the MSCI Emerging Markets Index, which returned 0.98% for the same period. The Fund also underperformed the 1.16% average return of the Lipper Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Globally, equities rose during the period, despite bouts of volatility; however, emerging market equities underperformed their developed market counterparts. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old stock rally continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided bullish sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the five-year-old global stock rally in the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank (ECB) and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. Despite these positives, many market participants found ample reason to reassess their risk appetites (i.e. reduce risks), given the strong bull market in recent years.

The Fund’s underperformance relative to the MSCI Emerging Markets Index was driven primarily by weak stock selection in the Telecommunications Services, Energy and Industrials sectors. This was more than offset by stronger stock selection in the Information Technology, Materials and Financials sectors over the period.

Out-of-benchmark positions in Tullow Oil (Energy), Motor Oil Hellas (Energy) and GS Holdings (Energy) were the top detractors from benchmark-relative performance during the period. Tullow Oil, a U.K.-based multinational oil and gas exploration company, underperformed as oil prices dropped and market attention turned to U.S. shale companies and smaller exploration and production companies. Tullow also reported mixed drilling results. Motor Oil Hellas is a Greek crude oil refinery company and offers petroleum products and lubricants. Shares of Motor Oil Hellas declined on general market weakness as continued political uncertainty and economic concerns weighed on stocks. GS Holdings, a South Korean holding company with oil refining as its main business line, saw its shares decline as oil prices fell over the period which negatively impacted earnings, as did South Korean won depreciation causing large foreign exchange translation losses. Petrobras (Energy) and Sberbank of Russia (Financials) detracted from absolute performance.

Top contributors to the Fund’s benchmark-relative performance were ICICI Bank (Financials), Coway (Consumer Discretionary), and Fosun International (Materials). ICICI Bank, an India-based large private bank, saw shares rise as expectations grew for increased asset quality driven by government led reforms. Shares of South Korea-based Coway, a direct marketing home appliance sales and rentals company that develops, manufactures, maintains and markets environment-related products, such as water purifiers, air cleaners and water softeners, moved higher as rental operations saw strong growth and sales in China continued to be strong. Shares of Fosun International, a China-based privately held conglomerate engaged in steel, mining, property, and pharmaceuticals, rose as the market reacted positively to the company’s recent acquisitions of Portuguese insurance companies

3

The Hartford Emerging Markets Research Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

as a signal of Fosun’s transition to an asset-light business model. Tencent Holdings (Information Technology) was also a top contributor to the Fund’s absolute performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

During the period, we increased our overweight to China as we initiated a new position in Petrochina based on our belief that significant regulatory reform is improving the transparency and profitability of the company and that Petrochina is improving capital efficiency and raising returns by divesting downstream assets. We moved from an overweight position in South Korea to an underweight position as we eliminated Samsung electronics from the Fund as we believe the company is underestimating local competition in the Chinese market which we believe will dampen their growth going forward.

At the end of the period, the Fund was overweight China, India and Greece and underweight Taiwan, Brazil and South Korea, relative to its benchmark.

Diversification by Sector
as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.3%
Consumer Staples	8.8
Energy	10.9
Financials	29.7
Health Care	1.9
Industrials	4.1
Information Technology	16.6
Materials	10.4
Services	7.1
Utilities	3.5
Total	99.3%
Short-Term Investments	1.1
Other Assets and Liabilities	(0.4)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Currency Concentration of Securities
as of October 31, 2014
Percentage of
Description	Net Assets
Brazilian Real	4.3%
British Pound	1.0
Canadian Dollar	0.1
Czech Koruna	0.8
Euro	5.2
Hong Kong Dollar	28.2
Indian Rupee	11.3
Indonesian New Rupiah	1.3
Kenyan Shilling	0.9
Malaysian Ringgit	3.8
Mexican New Peso	1.8
Nigerian Naira	0.4
Philippine Peso	2.1
Republic of Korea Won	9.8
Singapore Dollar	0.5
South African Rand	5.8
Sri Lankan Rupee	0.2
Taiwanese Dollar	7.0
Thai Bhat	2.8
Turkish New Lira	1.1
United Arab Emirates Dirham	0.4
United States Dollar	11.6
Other Assets and Liabilities	(0.4)
Total	100.0%

4

The Hartford Emerging Markets Research Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.1%
	Brazil - 4.0%
99	CETIP S.A. - Mercados Organizado	$1,257
92	Hypermarcas S.A. ●	640
52	Itau Unibanco Banco Multiplo S.A. ADR	772
26	Localiza Rent a Car S.A.	368
730	Petroleo Brasileiro S.A.	4,498
75	Raia Drogasil S.A.	676
		8,211
	Canada - 0.1%
360	Ivanhoe Mines Ltd. ●	271

	Cayman Islands - 0.2%
392	HC International, Inc. ●	481

	China - 20.1%
25	21Vianet Group, Inc. ADR ●	524
8	Alibaba Group Holding Ltd. ●	818
6,162	AMVIG Holdings Ltd.	2,884
205	Anta Sports Products Ltd.	402
2	Baidu, Inc. ADR ●	597
5,203	China Construction Bank	3,882
457	China Pacific Insurance Co., Ltd.	1,708
3,853	China Petroleum & Chemical Corp. Class H	3,341
221	China Shenhua Energy Co., Ltd.	624
4,202	China Suntien Green Energy	1,116
798	China Unicom Ltd.	1,199
339	ENN Energy Holdings Ltd.	2,197
6,304	GOME Electrical Appliances Holdings Ltd.	993
4,459	Greatview Aseptic Packaging Co., Ltd.	2,921
1,086	Guangdong Investment Ltd.	1,429
943	Huabao International Holdings Ltd.	674
5,235	Industrial & Commercial Bank of China Ltd.	3,476
856	Intime Retail Group Co., Ltd.	745
12	JD.com, Inc. ●	294
994	Lenovo Group Ltd.	1,465
353	Longfor Properties	409
2,259	PetroChina Co., Ltd.	2,828
1,578	PICC Property and Casualty Co., Ltd.	2,894
380	Shandong Weigao Group Medical Polymer Co., Ltd.	384
232	Sinopharm Medicine Holding Co., Ltd.	908
1,082	Sunny Optical Technology Group	1,752
151	Tingyi Holding Corp.	376
		40,840
	Colombia - 0.5%
76	Grupo Aval Acciones y Valores S.A.	1,027

	Czech Republic - 0.8%
7	Komercni Banka A.S.	1,535

	Greece - 4.9%
3,447	Alpha Bank A.E. ●	2,247
137	Hellenic Exchanges - Athens Stock Exchange S.A.	925
246	Hellenic Telecommunications Organization S.A. ●	2,780
237	Motor Oil Hellas Corinth Refineries S.A.	1,737
1,490	Piraeus Bank S.A. ●	2,166
		9,855
	Hong Kong - 9.0%
191	AAC Technologies Holdings, Inc.	1,144
216	AIA Group Ltd.	1,207
265	China Mengniu Dairy Co.	1,170
208	China Overseas Land & Investment Ltd.	603
2,917	Fosun International	3,460
403	Kingboard Chemical Holdings Ltd.	793
2,080	MMT Ltd.	696
6,976	Sinotrans Shipping Ltd. ●	1,908
385	Tencent Holdings Ltd. ●	6,185
744	Towngas China Co., Ltd.	781
1,612	Trinity Ltd.	389
		18,336
	India - 11.9%
128	Alstom India Ltd.	1,102
197	Alstom T&D India Ltd.	1,201
210	Bharti Airtel Ltd.	1,368
22	Dr. Reddy's Laboratories Ltd. ADR	1,137
12	Glaxosmithkline Consumer Healthcare Ltd.	1,095
4,850	GMR Infrastructure Ltd.	1,707
50	HCL Technologies Ltd.	1,318
157	ICICI Bank Ltd.	4,175
368	Idea Cellular Ltd.	974
543	Infrastructure Development Finance Co., Ltd.	1,382
109	ING Vysya Bank Ltd.	1,140
376	ITC Ltd.	2,177
53	J.K. Lakshmi Cement Ltd. ●	316
115	Marico Ltd.	581
467	Power Grid Corp. of India Ltd.	1,108
45	Reliance Industries Ltd.	723
65	Sun Pharmaceutical Industries Ltd.	898
43	Tata Consultancy Services Ltd.	1,826
		24,228
	Indonesia - 1.3%
1,480	Bank Tabungan Pensiunan Nasional Tbk ●	518
387	Matahari Department Store Tbk	468
78	PT Gudang Garam Tbk	375
9,242	Sumber Alfaria Trijaya Tbk ●	402
2,668	Vale Indonesia Tbk PT	836
		2,599
	Kazakhstan - 0.5%
78	Kcell JSC ■	1,048

	Kenya - 0.9%
955	Equity Bank Ltd. ●	540
8,674	Safaricom Ltd.	1,178
		1,718
	Malaysia - 3.8%
797	7-Eleven Malaysia Holdings ●	405
1,300	AMMB Holdings Berhad	2,680
69	British American Tobacco Malaysia Bhd	1,467
290	Genting Malaysia Berhad	379
1,043	MY EG Services BHD	1,274
240	Petronas Dagangan Berhad	1,490
		7,695
	Mexico - 2.8%
84	America Movil S.A.B. de C.V. ADR	2,052
716	Concentradora Fibra Hotelera	1,205
578	Corporacion Inmobiliaria Vesta S. de RL de C.V.	1,270
492	Wal-Mart de Mexico S.A.B. de C.V.	1,141
		5,668
	Nigeria - 0.4%
6,974	Zenith Bank plc	895

The accompanying notes are an integral part of these financial statements.

5

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.1% - (continued)
	Papua New Guinea - 0.4%
71	New Britain Palm Oil Ltd.	$774

	Peru - 1.4%
98	Southern Copper Corp.	2,823

	Philippines - 2.1%
180	Jollibee Foods Corp.	785
1,709	LT Group, Inc.	542
716	Metropolitan Bank & Trust Co.	1,317
969	Robinsons Land Corp.	530
249	Universal Robina Corp.	1,030
		4,204
	Romania - 0.4%
59	Electrica S.A. ■●	793

	Russia - 2.0%
36	MegaFon OAO GDR §	841
35	MMC Norilsk Nickel OJSC ADR	646
217	OAO Gazprom Class S ADR	1,435
221	OAO Rosneft Oil Co. GDR §	1,230
		4,152
	Singapore - 0.5%
325	Petra Foods Ltd.	964

	South Africa - 5.8%
73	Adcock Ingram Holdings Ltd. ●	327
404	Discovery Ltd.	3,676
23	Imperial Holdings Ltd.	391
28	Naspers Ltd.	3,447
78	Pick n Pay Stores Ltd.	376
651	RMI Holdings	2,319
171	Woolworths Holdings Ltd.	1,215
		11,751
	South Korea - 10.2%
7	BGF Retail Co., Ltd. ●	424
5	Coway Co., Ltd.	348
15	Doosan Corp.	1,560
44	GS Holdings Corp.	1,701
114	Hana Financial Holdings	3,957
85	Hynix Semiconductor, Inc. ●	3,787
6	Hyundai Mobis Co., Ltd.	1,392
4	Hyundai Motor Co., Ltd.	624
10	Korea Electric Power Corp.	434
17	Korea Electric Power Corp. ADR	367
2	LG Chem Ltd.	433
7	Lotte Chemical Corp.	939
2	Posco Ltd.	474
82	Shinhan Financial Group Co., Ltd.	3,838
9	Shinhan Financial Group Co., Ltd. ADR	432
		20,710
	Sri Lanka - 0.2%
39	Ceylon Tobacco Co. plc	342

	Taiwan - 7.0%
65	Catcher Technology Co., Ltd.	545
225	Delta Electronics, Inc.	1,348
16	Hermes Microvision, Inc.	752
9	Largan Precision Co., Ltd.	666
1,658	Oriental Union Chemical Corp.	1,254
121	Pchome Online, Inc.	1,228
124	President Chain Store Corp.	929
29	Silergy Corp.	200
1,555	Taiwan Semiconductor Manufacturing Co., Ltd.	6,741
381	Vanguard International Semiconductor Corp.	572
		14,235
	Thailand - 2.8%
1,026	Precious Shipping Public Co., Ltd.	671
1,594	PTT Chemical Public Co., Ltd.	3,025
256	Robinson Department Store, PCL ●	402
480	Total Access Communication Public Co., Ltd.	1,525
		5,623
	Turkey - 1.1%
26	Coca-Cola Icecek	592
203	Turkcell Iletisim Hizmetleri AS ●	1,177
55	Ulker Biskuvi Sanayi AS ●	404
		2,173
	United Arab Emirates - 0.4%
879	Emaar Malls Group PJSC ●	769

	United Kingdom - 0.6%
164	Tullow Oil plc	1,276

	Total Common Stocks
	(Cost $181,507)	$194,996

Preferred Stocks - 0.7%
	Brazil - 0.7%
99	Banco Itau Holding	$1,473

	Total Preferred Stocks
	(Cost $1,237)	$1,473

Warrants - 1.2%
	Greece - 0.3%
394	Alpha Bank A.E.	$632

	Russia - 0.5%
804	Micex AP Generis ⌂■	1,084

	United Kingdom - 0.4%
23	British American Tobacco ⌂†	817

	Total Warrants
	(Cost $2,631)	$2,533

The accompanying notes are an integral part of these financial statements.

6

The Hartford Emerging Markets Research Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Exchange Traded Funds - 1.3%
	United States - 1.3%
52	iShares Core MSCI Emerging Markets ETF	$2,618

	Total Exchange Traded Funds
	(Cost $2,555)	$2,618

	Total Long-Term Investments
	(Cost $187,930)	$201,620

Short-Term Investments - 1.1%
	Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $6, collateralized by U.S. Treasury Note 1.50%, 2019, value of $6)
$6	0.08%, 10/31/2014	$6
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $104, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $106)
104	0.09%, 10/31/2014	104
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $28,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $29)
28	0.08%, 10/31/2014	28
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $95,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $97)
95	0.10%, 10/31/2014	95
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $358,
collateralized by U.S. Treasury Bond 4.50% -
6.25%, 2023 - 2036, U.S. Treasury Note 1.63% -
	2.13%, 2015 - 2019, value of $365)
357	0.08%, 10/31/2014	357
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $411, collateralized by U.S. Treasury
Bill 0.02%, 2015, U.S. Treasury Bond 3.88% -
11.25%, 2015 - 2040, U.S. Treasury Note 2.00%
	- 3.38%, 2019 - 2021, value of $419)
411	0.09%, 10/31/2014	411
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $24, collateralized by U.S. Treasury Note 0.88%, 2017, value of $24)
24	0.13%, 10/31/2014	24
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $35, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $36)
35	0.07%, 10/31/2014	35

Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $368,
collateralized by U.S. Treasury Bill 0.02%, 2015,
U.S. Treasury Bond 3.75% - 11.25%, 2015 -
2043, U.S. Treasury Note 1.38% - 4.25%, 2015 -
	2022, value of $375)
368	0.08%, 10/31/2014		368
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $713,
collateralized by FHLMC 3.00% - 4.00%, 2026 -
2044, FNMA 2.50% - 5.00%, 2025 - 2044, U.S.
Treasury Bond 3.50% - 6.50%, 2026 - 2041,
U.S. Treasury Note 1.75% - 2.88%, 2018 - 2019,
	value of $727)
713	0.10%, 10/31/2014		713
			2,141
	Total Short-Term Investments
	(Cost $2,141)		$2,141

	Total Investments
	(Cost $190,071) ▲	100.4%	$203,761
	Other Assets and Liabilities	(0.4)%	(850)
	Total Net Assets	100.0%	$202,911

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $192,296 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$24,159
Unrealized Depreciation	(12,694)
Net Unrealized Appreciation	$11,465

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $817, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $2,925, which represents 1.4% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $2,071, which represents 1.0% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2013 - 07/2013	23	British American Tobacco Warrants	$341
06/2013 - 03/2014	804	Micex AP Generis Warrants - 144A	1,353

At October 31, 2014, the aggregate value of these securities was $1,901, which represents 0.9% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
HKD	Buy	11/04/2014	BCLY	$691	$691	$–	$–
HKD	Buy	11/03/2014	UBS	1,814	1,814	–	–
IDR	Buy	11/04/2014	JPM	17	17	–	–
SGD	Sell	11/05/2014	BCLY	53	53	–	–
SGD	Sell	11/03/2014	SSG	38	38	–	–
ZAR	Sell	11/04/2014	NAB	139	137	2	–
Total						$2	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
JPM	JP Morgan Chase & Co.
NAB	National Australia Bank Limited
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
HKD	Hong Kong Dollar
IDR	Indonesian New Rupiah
SGD	Singapore Dollar
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association

 The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Brazil	$8,211	$8,211	$–	$–
Canada	271	271	–	–
Cayman Islands	481	481	–	–
China	40,840	8,038	32,802	–
Colombia	1,027	1,027	–	–
Czech Republic	1,535	–	1,535	–
Greece	9,855	–	9,855	–
Hong Kong	18,336	603	17,733	–
India	24,228	5,198	19,030	–
Indonesia	2,599	–	2,599	–
Kazakhstan	1,048	1,048	–	–
Kenya	1,718	1,178	540	–
Malaysia	7,695	1,490	6,205	–
Mexico	5,668	5,668	–	–
Nigeria	895	–	895	–
Papua New Guinea	774	774	–	–
Peru	2,823	2,823	–	–
Philippines	4,204	–	4,204	–
Romania	793	–	793	–
Russia	4,152	4,152	–	–
Singapore	964	964	–	–
South Africa	11,751	2,646	9,105	–
South Korea	20,710	1,223	19,487	–
Sri Lanka	342	342	–	–
Taiwan	14,235	–	14,235	–
Thailand	5,623	–	5,623	–
Turkey	2,173	–	2,173	–
United Arab Emirates	769	769	–	–
United Kingdom	1,276	–	1,276	–
Total	$194,996	$46,906	$148,090	$–
Exchange Traded Funds	2,618	2,618	–	–
Preferred Stocks	1,473	1,473	–	–
Warrants	2,533	1,716	–	817
Short-Term Investments	2,141	–	2,141	–
Total	$203,761	$52,713	$150,231	$817
Foreign Currency Contracts*	$2	$–	$2	$–
Total	$2	$–	$2	$–
Liabilities:
Foreign Currency Contracts*	$–	$–	$–	$–
Total	$–	$–	$–	$–

♦	For the year ended October 31, 2014, investments valued at $6,628 were transferred from Level 1 to Level 2, and investments valued at $17,781 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Warrants	—	$37	$332	†	$—	$—	$(77)	$525	$—	$817
Total	$—	$37	$332		$—	$—	$(77)	$525	$—	$817

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $332.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Research Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $190,071)	$203,761
Cash	1
Foreign currency on deposit with custodian (cost $192)	192
Unrealized appreciation on foreign currency contracts	2
Receivables:
Investment securities sold	2,072
Fund shares sold	251
Dividends and interest	57
Other assets	60
Total assets	206,396
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	3,403
Fund shares redeemed	9
Investment management fees	46
Administrative fees	—
Distribution fees	1
Accrued expenses	26
Total liabilities	3,485
Net assets	$202,911
Summary of Net Assets:
Capital stock and paid-in-capital	$175,102
Undistributed net investment income	1,827
Accumulated net realized gain	12,293
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	13,689
Net assets	$202,911

Shares authorized	600,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.09/$9.62
Shares outstanding	1,211
Net assets	$11,009
Class C: Net asset value per share	$8.92
Shares outstanding	293
Net assets	$2,617
Class I: Net asset value per share	$9.09
Shares outstanding	335
Net assets	$3,045
Class R3: Net asset value per share	$9.02
Shares outstanding	214
Net assets	$1,927
Class R4: Net asset value per share	$9.06
Shares outstanding	204
Net assets	$1,850
Class R5: Net asset value per share	$9.09
Shares outstanding	205
Net assets	$1,868
Class Y: Net asset value per share	$9.08
Shares outstanding	19,885
Net assets	$180,595

The accompanying notes are an integral part of these financial statements.

12

The Hartford Emerging Markets Research Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$6,142
Interest	61
Less: Foreign tax withheld	(677)
Total investment income	5,526

Expenses:
Investment management fees	2,834
Administrative services fees
Class R3	4
Class R4	3
Class R5	2
Transfer agent fees
Class A	25
Class C	4
Class I	—
Class R3	—
Class R4	—
Class Y	4
Distribution fees
Class A	24
Class C	25
Class R3	10
Class R4	5
Custodian fees	69
Accounting services fees	59
Registration and filing fees	93
Board of Directors' fees	7
Audit fees	32
Other expenses	65
Total expenses (before waivers and fees paid indirectly)	3,265
Expense waivers	(103)
Management fee waivers	(83)
Commission recapture	(12)
Total waivers and fees paid indirectly	(198)
Total expenses, net	3,067
Net Investment Income	2,459
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	14,011
Less: Foreign taxes paid on realized capital gains	(206)
Net realized loss on foreign currency contracts	(297)
Net realized gain on other foreign currency transactions	19
Net Realized Gain on Investments and Foreign Currency Transactions	13,527
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(11,828)
Net unrealized appreciation of foreign currency contracts	5
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(11,823)
Net Gain on Investments and Foreign Currency Transactions	1,704
Net Increase in Net Assets Resulting from Operations	$4,163

The accompanying notes are an integral part of these financial statements.

13

The Hartford Emerging Markets Research Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$2,459	$2,734
Net realized gain on investments and foreign currency transactions	13,527	3,459
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(11,823)	12,732
Net Increase in Net Assets Resulting from Operations	4,163	18,925
Distributions to Shareholders:
From net investment income
Class A	(47)	(1)
Class I	(20)	(17)
Class R3	(5)	(4)
Class R4	(10)	(9)
Class R5	(15)	(14)
Class Y	(2,081)	(1,775)
Total from net investment income	(2,178)	(1,820)
From net realized gain on investments
Class A	(76)	—
Class C	(25)	—
Class I	(22)	—
Class R3	(17)	—
Class R4	(16)	—
Class R5	(17)	—
Class Y	(2,145)	—
Total from net realized gain on investments	(2,318)	—
Total distributions	(4,496)	(1,820)
Capital Share Transactions:
Class A	3,196	(524)
Class C	(10)	445
Class I	768	152
Class R3	23	28
Class R4	27	9
Class R5	32	14
Class Y	(56,023)	50,403
Net increase (decrease) from capital share transactions	(51,987)	50,527
Net Increase (Decrease) in Net Assets	(52,320)	67,632
Net Assets:
Beginning of period	255,231	187,599
End of period	$202,911	$255,231
Undistributed (distributions in excess of) net investment income	$1,827	$2,000

The accompanying notes are an integral part of these financial statements.

14

The Hartford Emerging Markets Research Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Emerging Markets Research Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the

15

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-

16

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

17

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of October 31, 2014.

18

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(297)	$—	$—	$—	$—	$(297)
Total	$—	$(297)	$—	$—	$—	$—	$(297)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$5	$—	$—	$—	$—	$5
Total	$—	$5	$—	$—	$—	$—	$5

19

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The derivatives held by the Fund as of October 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

20

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$2,739	$1,820
Long-Term Capital Gains ‡	1,757	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$8,226
Undistributed Long-Term Capital Gain	8,119
Unrealized Appreciation*	11,464
Total Accumulated Earnings	$27,809

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(454)
Accumulated Net Realized Gain (Loss)	454

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

21

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.2000%
On next $250 million	1.1500%
On next $500 million	1.1000%
On next $4 billion	1.0750%
On next $5 billion	1.0725%
Over $10 billion	1.0700%

HFMC contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014. These amounts are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. From March 1, 2014 through October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.75%	2.50%	1.50%	1.95%	1.65%	1.35%	1.30%

From November 1, 2013 through February 28, 2014, the investment manager contractually limited the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expense as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	1.40%	1.85%	1.55%	1.25%	1.20%

22

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.72%
Class C	2.42
Class I	1.29
Class R3	1.91
Class R4	1.61
Class R5	1.31
Class Y	1.26

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $62 and contingent deferred sales charges of an amount which rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

23

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class		Percentage of Fund
Class C	44%		1%
Class I	61		1
Class R3	95		1
Class R4	100	*	1
Class R5	100		1

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	67%

*	Percentage rounds to 100%.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$250,621	$—	$250,621
Sales Proceeds	305,687	—	305,687

24

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	886	14	(578)	322	564	—	(637)	(73)
Amount	$8,176	$123	$(5,103)	$3,196	$4,910	$1	$(5,435)	$(524)
Class C
Shares	83	3	(94)	(8)	89	—	(40)	49
Amount	$743	$25	$(778)	$(10)	$779	$—	$(334)	$445
Class I
Shares	158	5	(78)	85	35	2	(21)	16
Amount	$1,413	$42	$(687)	$768	$311	$17	$(176)	$152
Class R3
Shares	1	3	(1)	3	3	—	—	3
Amount	$11	$22	$(10)	$23	$27	$4	$(3)	$28
Class R4
Shares	—	3	—	3	—	1	—	1
Amount	$1	$26	$—	$27	$—	$9	$—	$9
Class R5
Shares	—	3	—	3	—	2	—	2
Amount	$—	$32	$—	$32	$—	$14	$—	$14
Class Y
Shares	4,315	481	(10,770)	(5,974)	11,941	200	(6,403)	5,738
Amount	$38,496	$4,225	$(98,744)	$(56,023)	$104,218	$1,775	$(55,590)	$50,403
Total
Shares	5,443	512	(11,521)	(5,566)	12,632	205	(7,101)	5,736
Amount	$48,840	$4,495	$(105,322)	$(51,987)	$110,245	$1,820	$(61,538)	$50,527

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

25

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

26

The Hartford Emerging Markets Research Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$9.16	$0.06	$–	$0.06	$(0.05)	$(0.08)	$(0.13)	$9.09	0.70%		$11,009	1.86%		1.72%		0.64%
C	9.01	(0.01)	–	(0.01)	–	(0.08)	(0.08)	8.92	(0.06)		2,617	2.50		2.42		(0.12)
I	9.15	0.10	–	0.10	(0.08)	(0.08)	(0.16)	9.09	1.14		3,045	1.37		1.29		1.08
R3	9.09	0.04	(0.01)	0.03	(0.02)	(0.08)	(0.10)	9.02	0.42		1,927	2.05		1.92		0.45
R4	9.13	0.07	(0.01)	0.06	(0.05)	(0.08)	(0.13)	9.06	0.71		1,850	1.75		1.62		0.76
R5	9.15	0.10	–	0.10	(0.08)	(0.08)	(0.16)	9.09	1.11		1,868	1.45		1.32		1.06
Y	9.15	0.10	(0.01)	0.09	(0.08)	(0.08)	(0.16)	9.08	1.05		180,595	1.34		1.26		1.08

For the Year Ended October 31, 2013
A	$8.43	$0.06	$0.67	$0.73	$–	$–	$–	$9.16	8.69%		$8,141	1.83%		1.65%		0.68%
C	8.34	0.01	0.66	0.67	–	–	–	9.01	8.03		2,712	2.43		2.29		0.06
I	8.45	0.10	0.67	0.77	(0.07)	–	(0.07)	9.15	9.14		2,290	1.35		1.21		1.11
R3	8.39	0.04	0.68	0.72	(0.02)	–	(0.02)	9.09	8.59		1,918	2.04		1.85		0.47
R4	8.43	0.07	0.67	0.74	(0.04)	–	(0.04)	9.13	8.84		1,835	1.74		1.55		0.76
R5	8.45	0.09	0.68	0.77	(0.07)	–	(0.07)	9.15	9.13		1,848	1.44		1.25		1.06
Y	8.46	0.11	0.67	0.78	(0.09)	–	(0.09)	9.15	9.28		236,487	1.34		1.20		1.25

For the Year Ended October 31, 2012
A	$8.22	$0.09	$0.12	$0.21	$–	$–	$–	$8.43	2.59%		$8,104	2.05%		1.58%		1.09%
C	8.20	0.02	0.12	0.14	–	–	–	8.34	1.71		2,102	2.78		2.31		0.30
I	8.23	0.11	0.13	0.24	(0.02)	–	(0.02)	8.45	2.88		1,975	1.73		1.26		1.37
R3	8.21	0.06	0.12	0.18	–	–	–	8.39	2.19		1,747	2.42		1.85		0.75
R4	8.22	0.09	0.12	0.21	–	–	–	8.43	2.55		1,686	2.12		1.55		1.05
R5	8.23	0.11	0.12	0.23	(0.01)	–	(0.01)	8.45	2.85		1,693	1.82		1.25		1.35
Y	8.23	0.16	0.09	0.25	(0.02)	–	(0.02)	8.46	3.01		170,292	1.38		0.91		1.97

From May 31, 2011 (commencement of operations), through October 31, 2011 (D)
A(E)	$10.00	$(0.01)	$(1.77)	$(1.78)	$–	$–	$–	$8.22	(17.80	)%(F)	$5,931	1.97	%(G)	1.48	%(G)	( 0.19	)%(G)
C(E)	10.00	(0.03)	(1.77)	(1.80)	–	–	–	8.20	(18.00	)(F)	1,909	2.71	(G)	2.22	(G)	( 0.93	)(G)
I(E)	10.00	–	(1.77)	(1.77)	–	–	–	8.23	(17.70	)(F)	1,708	1.69	(G)	1.20	(G)	0.06	(G)
R3(E)	10.00	(0.02)	(1.77)	(1.79)	–	–	–	8.21	(17.90	)(F)	1,642	2.38	(G)	1.85	(G)	( 0.59	)(G)
R4(E)	10.00	(0.01)	(1.77)	(1.78)	–	–	–	8.22	(17.80	)(F)	1,644	2.08	(G)	1.55	(G)	( 0.29	)(G)
R5(E)	10.00	–	(1.77)	(1.77)	–	–	–	8.23	(17.70	)(F)	1,646	1.78	(G)	1.25	(G)	–	(G)
Y(E)	10.00	–	(1.77)	(1.77)	–	–	–	8.23	(17.70	)(F)	7,409	1.69	(G)	1.20	(G)	0.05	(G)

See Portfolio Turnover information on the next page.

27

The Hartford Emerging Markets Research Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on May 31, 2011.
(F)	Not annualized.
(G)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	106%
For the Year Ended October 31, 2013	112
For the Year Ended October 31, 2012	128
From May 31, 2011 (commencement of operations) through October 31, 2011	39	(A)

(A) Not annualized.

28

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Emerging Markets Research Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Emerging Markets Research Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 18, 2014

29

The Hartford Emerging Markets Research Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

        Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

        Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

        Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

        Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

30

The Hartford Emerging Markets Reseach Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

        In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

        Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

        Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

        Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

        Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

        Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

31

The Hartford Emerging Markets Reseach Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

        Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

        Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

        Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

        Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

        Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

        Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

The Hartford Emerging Markets Research Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

33

The Hartford Emerging Markets Research Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,015.20	$8.89	$1,000.00	$1,016.38	$8.89	1.75%	184	365
Class C	$1,000.00	$1,011.30	$12.51	$1,000.00	$1,012.77	$12.52	2.47	184	365
Class I	$1,000.00	$1,017.50	$6.76	$1,000.00	$1,018.50	$6.77	1.33	184	365
Class R3	$1,000.00	$1,014.20	$9.90	$1,000.00	$1,015.37	$9.91	1.95	184	365
Class R4	$1,000.00	$1,015.20	$8.38	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class R5	$1,000.00	$1,017.50	$6.87	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class Y	$1,000.00	$1,017.50	$6.61	$1,000.00	$1,018.65	$6.62	1.30	184	365

34

The Hartford Emerging Markets Research Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Emerging Markets Research Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

35

The Hartford Emerging Markets Research Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

36

The Hartford Emerging Markets Research Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

37

The Hartford Emerging Markets Research Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

The Hartford Emerging Markets Research Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Small/Mid-Cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

39

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

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This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-EMR14 12/14 113972-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD EQUITY INCOME FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Equity Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Equity Income Fund inception 08/28/2003
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Equity Income A#	12.19%	15.34%	8.86%
Equity Income A##	6.02%	14.04%	8.25%
Equity Income B#	12.15%	14.61%	8.14%*
Equity Income B##	7.15%	14.37%	8.14%*
Equity Income C#	11.36%	14.50%	8.08%
Equity Income C##	10.36%	14.50%	8.08%
Equity Income I#	12.54%	15.63%	9.11%
Equity Income R3#	11.81%	14.96%	8.69%
Equity Income R4#	12.13%	15.30%	8.94%
Equity Income R5#	12.47%	15.69%	9.22%
Equity Income Y#	12.61%	15.79%	9.31%
Russell 1000 Value Index	16.46%	16.49%	7.90%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Equity Income Fund

Manager Discussion

October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.06%	1.06%
Equity Income Class B	1.94%	1.94%
Equity Income Class C	1.79%	1.79%
Equity Income Class I	0.78%	0.78%
Equity Income Class R3	1.38%	1.38%
Equity Income Class R4	1.08%	1.08%
Equity Income Class R5	0.77%	0.77%
Equity Income Class Y	0.67%	0.67%

*	As shown in the Fund's prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014. Net expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014, and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated November 7, 2014, with the U.S. Securities and Exchange Commission that became effective on that date.  However, the information in this annual report is as of October 31, 2014 and does not reflect any changes made to the total annual fund operating expense table in the November 7, 2014 prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Equity Income Fund returned 12.19%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 16.46% for the same period. The Fund also underperformed the 12.41% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites in February. The rally continued in May amid renewed signs of life in the housing market and the best payroll gain in more than two years. However, a pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of the U.S. Federal Reserve tightening took center stage. Stocks rebounded in August as investors were emboldened by encouraging economic data, headlined by better-than-expected Gross Domestic Product (GDP) growth and signs that the housing recovery still had legs. In September, U.S. equities retreated for just the third month this year. Despite solid manufacturing and consumer confidence readings, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks finished a volatile October at an all-time high on the heels of a positive earnings season and generally solid economic data. Returns also varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

During the period all ten sectors within the Russell 1000 Value Index posted positive absolute returns, with Information Technology (+31%), Healthcare (+25%), and Utilities (+21%) performing the best. Energy (+5%), Telecommunication Services (+5%), and Consumer Discretionary (+10%) lagged the index on a relative basis during the period.

Overall, underperformance versus the Fund’s benchmark was driven by weak security selection, primarily within the Consumer Staples and Information Technology sectors. This more than offset positive stock selection within Utilities and Financials. Sector allocation, driven by our bottom-up stock selection process, also detracted from relative returns during the period, primarily due to an underweight to Financials and an overweight to Consumer Staples. A modest cash position in an upward trending market also detracted from relative performance.

Top detractors from relative performance during the period included Eaton Corp (Industrials), Mattel (Consumer Discretionary), and Suncor (Energy). Shares of Eaton, a global diversified electric equipment manufacturer, moved lower during the quarter on slower global growth, which led to lowered earnings guidance by the company. Shares of Mattel, a worldwide leader in the design, manufacture, and marketing of toys and family products, fell due to slow sales growth - the company is struggling to adapt to children moving away from traditional toys in favor of electronic products at a younger age. Shares of Suncor, a producer of crude oil, primarily

3

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2014 (Unaudited)

from the oil sands in Alberta, Canada, were depressed on a misconception that revenues were dependent on the approval of the XL Pipeline. Top detractors from absolute performance also included Akzo Nobel.

Top contributors to relative returns included Home Depot (Consumer Discretionary), Microsoft (Information Technology), and UGI Corp (Utilities). Shares of Home Depot, a U.S.-based home improvement retailer, outperformed over the quarter as the company exhibited accelerating sales trends, which were broad-based across categories and geographies. Shares of Microsoft, a U.S.-based developer of a range of software products and services sold globally, rose as their technology advantage finally began to play-out. In addition, Microsoft’s new CEO has received high marks for revitalizing the business culture and direction of the company. Shares of UGI Corp, a U.S.-based utility network, rose over the period as the company continued to benefit from heating oil to natural gas conversions. Top absolute contributors for the period also included Merck & Co (Healthcare) and Wells Fargo (Financials).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe U.S. fundamentals remain supportive of moderate growth, but acknowledge that some risks have increased since the start of the year. Geopolitical risks have picked-up, headlined by the continued conflicts in the Middle East, potential terrorist threats, Ebola worries, tougher Russian sanctions, and highly publicized cyber-security attacks.

After three years of fiscal consolidation, it appears that this policy drag is starting to fade, which we expect will support growth. We believe U.S. GDP could grow within a fairly stable 2.5% to 3% range over the next 12 to 18 months. We believe that deleveraging in the U.S. is largely behind us, with data suggesting that private-sector debt is now growing again. Corporate credit was first to rise, and recently household and financial sector credit started to grow. At the end of the period, our largest overweights were to the Industrials and Telecommunication Services sectors, while our largest underweights were to the Financials and Consumer Discretionary sectors, relative to the Fund’s benchmark.

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.7%
Consumer Staples	8.4
Energy	12.1
Financials	23.2
Health Care	13.8
Industrials	12.5
Information Technology	10.4
Materials	3.5
Services	3.6
Utilities	6.2
Total	99.4%
Short-Term Investments	0.5
Other Assets and Liabilities	0.1
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.4%
	Banks - 10.1%
1,090	BB&T Corp.	$41,277
474	M&T Bank Corp.	57,926
1,067	PNC Financial Services Group, Inc.	92,151
1,041	US Bancorp	44,367
2,758	Wells Fargo & Co.	146,422
		382,143
	Capital Goods - 10.7%
409	3M Co.	62,937
73	Caterpillar, Inc.	7,423
1,307	Eaton Corp. plc	89,392
2,834	General Electric Co.	73,140
372	Illinois Tool Works, Inc.	33,826
79	Lockheed Martin Corp.	15,048
393	Schneider Electric S.A.	30,958
875	United Technologies Corp.	93,589
		406,313
	Commercial and Professional Services - 0.7%
536	Waste Management, Inc.	26,183

	Consumer Services - 0.9%
363	McDonald's Corp.	33,991

	Diversified Financials - 6.0%
292	Ameriprise Financial, Inc.	36,824
200	BlackRock, Inc.	68,272
2,023	JP Morgan Chase & Co.	122,341
		227,437
	Energy - 12.1%
1,071	Chevron Corp.	128,445
386	ConocoPhillips Holding Co.	27,872
793	Enbridge, Inc.	37,547
1,181	Exxon Mobil Corp.	114,243
627	Occidental Petroleum Corp.	55,798
780	Royal Dutch Shell plc Class B	28,816
1,851	Suncor Energy, Inc.	65,792
		458,513
	Food and Staples Retailing - 1.2%
266	Sysco Corp.	10,264
453	Wal-Mart Stores, Inc.	34,526
		44,790
	Food, Beverage and Tobacco - 6.2%
302	Anheuser-Busch InBev N.V. ADR	33,549
431	Coca-Cola Co.	18,034
287	Diageo plc ADR	33,915
1,147	Kraft Foods Group, Inc.	64,620
470	Philip Morris International, Inc.	41,841
1,125	Unilever N.V. NY Shares ADR	43,567
		235,526
	Health Care Equipment and Services - 0.8%
443	Baxter International, Inc.	31,073

	Household and Personal Products - 1.0%
433	Procter & Gamble Co.	37,762

	Insurance - 7.1%
757	ACE Ltd.	82,730
276	Chubb Corp.	27,473
2,096	Marsh & McLennan Cos., Inc.	113,941
855	MetLife, Inc.	46,391
		270,535
	Materials - 3.5%
496	Akzo Nobel N.V.	33,101
818	Dow Chemical Co.	40,428
467	E.I. DuPont de Nemours & Co.	32,277
528	Nucor Corp.	28,565
		134,371
	Media - 1.8%
886	Thomson Reuters Corp.	32,975
1,828	WPP plc	35,700
		68,675
	Pharmaceuticals, Biotechnology and Life Sciences - 13.0%
480	AstraZeneca plc ADR	35,016
535	Bristol-Myers Squibb Co.	31,108
435	Eli Lilly & Co.	28,820
1,216	Johnson & Johnson	131,023
2,114	Merck & Co., Inc.	122,509
2,689	Pfizer, Inc.	80,538
217	Roche Holding AG	63,951
		492,965
	Retailing - 3.0%
1,180	Home Depot, Inc.	115,031

	Semiconductors and Semiconductor Equipment - 5.0%
1,299	Analog Devices, Inc.	64,455
2,336	Intel Corp.	79,435
971	Maxim Integrated Products, Inc.	28,477
390	Texas Instruments, Inc.	19,368
		191,735
	Software and Services - 3.7%
2,240	Microsoft Corp.	105,158
1,488	Symantec Corp.	36,938
		142,096
	Technology Hardware and Equipment - 1.7%
2,569	Cisco Systems, Inc.	62,861

	Telecommunication Services - 3.6%
864	BCE, Inc.	38,386
1,969	Verizon Communications, Inc.	98,919
		137,305
	Transportation - 1.1%
404	United Parcel Service, Inc. Class B	42,370

	Utilities - 6.2%
3,954	National Grid plc	58,671
328	NextEra Energy, Inc.	32,868
839	Northeast Utilities	41,396
1,447	UGI Corp.	54,547
1,383	Xcel Energy, Inc.	46,299
		233,781
	Total Common Stocks
	(Cost $2,967,174)	$3,775,456

	Total Long-Term Investments
	(Cost $2,967,174)	$3,775,456

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Short-Term Investments - 0.5%
Repurchase Agreements - 0.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $50, collateralized by U.S. Treasury Note 1.50%, 2019, value of $51)
$50	0.08%, 10/31/2014	$50
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $853, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $870)
853	0.09%, 10/31/2014	853
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $229,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $234)
229	0.08%, 10/31/2014	229
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $777,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $792)
777	0.10%, 10/31/2014	777
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,927, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury Note
	1.63% - 2.13%, 2015 - 2019, value of $2,985)
2,927	0.08%, 10/31/2014	2,927
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $3,364, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$3,431)
3,364	0.09%, 10/31/2014	3,364
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $194, collateralized by U.S. Treasury Note 0.88%, 2017, value of $198)
194	0.13%, 10/31/2014	194
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $286, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $292)
286	0.07%, 10/31/2014	286
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$3,011, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 1.38%
	- 4.25%, 2015 - 2022, value of $3,072)
3,011	0.08%, 10/31/2014	3,011
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$5,835, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75% -
	2.88%, 2018 - 2019, value of $5,952)
5,835	0.10%, 10/31/2014	5,835
		17,526
	Total Short-Term Investments
	(Cost $17,526)	$17,526

Total Investments
(Cost $2,984,700) ▲	99.9%	$3,792,982
Other Assets and Liabilities	0.1%	5,564
Total Net Assets	100.0%	$3,798,546

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $2,992,847 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$821,599
Unrealized Depreciation	(21,464)
Net Unrealized Appreciation	$800,135

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$3,775,456	$3,524,259	$251,197	$–
Short-Term Investments	17,526	–	17,526	–
Total	$3,792,982	$3,524,259	$268,723	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund

Statement of Assets and Liabilities

October 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,984,700)	$3,792,982
Cash	—
Receivables:
Fund shares sold	7,041
Dividends and interest	4,510
Other assets	156
Total assets	3,804,689
Liabilities:
Payables:
Fund shares redeemed	5,031
Investment management fees	441
Dividends	—
Administrative fees	6
Distribution fees	190
Accrued expenses	475
Total liabilities	6,143
Net assets	$3,798,546
Summary of Net Assets:
Capital stock and paid-in-capital	$2,890,791
Undistributed net investment income	3,690
Accumulated net realized gain	95,833
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	808,232
Net assets	$3,798,546

Shares authorized	600,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$19.04/$20.15
Shares outstanding	102,494
Net assets	$1,951,760
Class B: Net asset value per share	$19.05
Shares outstanding	1,135
Net assets	$21,619
Class C: Net asset value per share	$18.96
Shares outstanding	24,187
Net assets	$458,695
Class I: Net asset value per share	$18.97
Shares outstanding	47,610
Net assets	$903,048
Class R3: Net asset value per share	$19.06
Shares outstanding	3,061
Net assets	$58,349
Class R4: Net asset value per share	$19.08
Shares outstanding	4,022
Net assets	$76,746
Class R5: Net asset value per share	$19.15
Shares outstanding	4,794
Net assets	$91,827
Class Y: Net asset value per share	$19.19
Shares outstanding	12,327
Net assets	$236,502

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Income Fund

Statement of Operations

For the Year Ended October 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$103,655
Interest	38
Less: Foreign tax withheld	(1,847)
Total investment income	101,846

Expenses:
Investment management fees	22,239
Administrative services fees
Class R3	108
Class R4	113
Class R5	83
Transfer agent fees
Class A	2,193
Class B	60
Class C	397
Class I	800
Class R3	3
Class R4	2
Class R5	1
Class Y	3
Distribution fees
Class A	4,792
Class B	62
Class C	4,087
Class R3	270
Class R4	188
Custodian fees	28
Accounting services fees	429
Registration and filing fees	350
Board of Directors' fees	90
Audit fees	37
Other expenses	546
Total expenses (before fees paid indirectly)	36,881
Commission recapture	(22)
Custodian fee offset	—
Total fees paid indirectly	(22)
Total expenses, net	36,859
Net Investment Income	64,987
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	104,406
Net realized loss on foreign currency contracts	(314)
Net realized gain on other foreign currency transactions	237
Net Realized Gain on Investments and Foreign Currency Transactions	104,329
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	236,233
Net unrealized appreciation of foreign currency contracts	25
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(72)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	236,186
Net Gain on Investments and Foreign Currency Transactions	340,515
Net Increase in Net Assets Resulting from Operations	$405,502

The accompanying notes are an integral part of these financial statements.

10

The Hartford Equity Income Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$64,987	$46,208
Net realized gain on investments and foreign currency transactions	104,329	99,920
Net unrealized appreciation of investments and foreign currency transactions	236,186	363,864
Net Increase in Net Assets Resulting from Operations	405,502	509,992
Distributions to Shareholders:
From net investment income
Class A	(34,679)	(27,383)
Class B	(404)	(320)
Class C	(4,615)	(2,873)
Class I	(16,809)	(8,971)
Class R3	(800)	(579)
Class R4	(1,339)	(849)
Class R5	(1,655)	(609)
Class Y	(4,604)	(2,779)
Total from net investment income	(64,905)	(44,363)
From net realized gain on investments
Class A	(55,603)	(17,898)
Class B	(824)	(407)
Class C	(10,991)	(2,426)
Class I	(20,987)	(3,825)
Class R3	(1,527)	(357)
Class R4	(2,092)	(370)
Class R5	(2,344)	(132)
Class Y	(5,214)	(1,114)
Total from net realized gain on investments	(99,582)	(26,529)
Total distributions	(164,487)	(70,892)
Capital Share Transactions:
Class A	75,450	280,222
Class B	(7,146)	(5,855)
Class C	95,050	133,201
Class I	201,333	327,339
Class R3	6,780	17,908
Class R4	6,256	32,230
Class R5	14,257	58,448
Class Y	53,569	70,312
Net increase from capital share transactions	445,549	913,805
Net Increase in Net Assets	686,564	1,352,905
Net Assets:
Beginning of period	3,111,982	1,759,077
End of period	$3,798,546	$3,111,982
Undistributed (distributions in excess of) net investment income	$3,690	$3,707

The accompanying notes are an integral part of these financial statements.

11

The Hartford Equity Income Fund

Notes to Financial Statements

October 31, 2014

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Equity Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

12

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when

13

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal

14

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

15

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(314)	$—	$—	$—	$—	$(314)
Total	$—	$(314)	$—	$—	$—	$—	$(314)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$25	$—	$—	$—	$—	$25
Total	$—	$25	$—	$—	$—	$—	$25

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net

16

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$70,154	$44,364
Long-Term Capital Gains ‡	94,333	26,528

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$15,727
Undistributed Long-Term Capital Gain	91,943
Unrealized Appreciation*	800,085
Total Accumulated Earnings	$907,755

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(99)
Accumulated Net Realized Gain (Loss)	99

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss

17

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7500%
On next $250 million	0.7000%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5900%
Over $5 billion	0.5875%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

18

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B *	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

*	The reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2013, in order to comply with applicable FINRA rules, caused the limit on net operating expenses attributable to Class B shares to be, effectively, 1.25%.

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.03%
Class B	1.16
Class C	1.76
Class I	0.76
Class R3	1.37
Class R4	1.06
Class R5	0.76
Class Y	0.66

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $6,452 and contingent deferred sales charges of $108 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective July 1, 2013, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with applicable FINRA rules, although it is possible that such fees may be charged in the future. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with

19

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $6. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$850,784	$—	$850,784
Sales Proceeds	441,369	—	441,369

20

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	23,291	4,984	(23,749)	4,526	29,669	2,880	(15,303)	17,246
Amount	$424,828	$88,779	$(438,157)	$75,450	$484,521	$44,537	$(248,836)	$280,222
Class B
Shares	58	66	(511)	(387)	192	46	(592)	(354)
Amount	$1,064	$1,164	$(9,374)	$(7,146)	$3,136	$698	$(9,689)	$(5,855)
Class C
Shares	7,415	786	(2,939)	5,262	9,476	312	(1,708)	8,080
Amount	$134,841	$13,876	$(53,667)	$95,050	$156,112	$4,787	$(27,698)	$133,201
Class I
Shares	23,322	1,902	(14,129)	11,095	24,936	740	(5,757)	19,919
Amount	$426,332	$33,880	$(258,879)	$201,333	$409,508	$11,623	$(93,792)	$327,339
Class R3
Shares	1,014	121	(759)	376	1,572	56	(499)	1,129
Amount	$18,525	$2,155	$(13,900)	$6,780	$25,193	$872	$(8,157)	$17,908
Class R4
Shares	1,318	164	(1,114)	368	2,590	61	(660)	1,991
Amount	$23,994	$2,931	$(20,669)	$6,256	$42,339	$967	$(11,076)	$32,230
Class R5
Shares	2,276	195	(1,709)	762	3,820	40	(428)	3,432
Amount	$42,018	$3,501	$(31,262)	$14,257	$64,964	$659	$(7,175)	$58,448
Class Y
Shares	4,720	505	(2,249)	2,976	5,731	216	(1,602)	4,345
Amount	$86,202	$9,100	$(41,733)	$53,569	$93,522	$3,417	$(26,627)	$70,312
Total
Shares	63,414	8,723	(47,159)	24,978	77,986	4,351	(26,549)	55,788
Amount	$1,157,804	$155,386	$(867,641)	$445,549	$1,279,295	$67,560	$(433,050)	$913,805

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	53	$978
For the Year Ended October 31, 2013	51	$837

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the

21

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At the August 5-6, 2014 meeting, the Board of Directors approved the creation of Class R6 shares for the Fund. Class R6 shares launched on November 7, 2014. In connection with the launch of the Class R6 shares, an updated prospectus, dated November 7, 2014, and Statement of Additional Information, dated March 1, 2014, as amended November 7, 2014, for the Fund were filed with the U.S. Securities and Exchange Commission.

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

22

The Hartford Equity Income Fund

Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$(0.89)	$19.04	12.19%	$1,951,760	1.03%	1.03%	1.83%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	(0.86)	19.05	12.15	21,619	1.16	1.16	1.72
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	(0.76)	18.96	11.36	458,695	1.76	1.76	1.08
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	(0.94)	18.97	12.54	903,048	0.76	0.76	2.07
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	(0.83)	19.06	11.81	58,349	1.37	1.37	1.47
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	(0.88)	19.08	12.13	76,746	1.06	1.06	1.78
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	(0.94)	19.15	12.47	91,827	0.76	0.76	2.08
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	(0.96)	19.19	12.61	236,502	0.66	0.66	2.17

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$(0.53)	$17.83	24.56%	$1,746,629	1.06%	1.06%	1.98%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	(0.41)	17.82	23.87	27,131	1.65	1.65	1.44
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	(0.42)	17.77	23.67	336,264	1.79	1.79	1.20
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	(0.57)	17.76	24.93	648,568	0.78	0.78	2.18
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	(0.48)	17.85	24.17	47,928	1.38	1.38	1.62
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	(0.53)	17.87	24.58	65,286	1.08	1.08	1.89
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	(0.57)	17.93	24.99	72,270	0.77	0.77	2.06
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	(0.59)	17.96	25.13	167,906	0.67	0.67	2.35

For the Year Ended October 31, 2012 (D)
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$–	$(0.30)	$14.81	17.00%	$1,195,106	1.11%	1.11%	2.12%
B	12.91	0.18	1.86	2.04	(0.17)	–	(0.17)	14.78	15.90	27,731	2.00	2.00	1.27
C	12.91	0.19	1.88	2.07	(0.21)	–	(0.21)	14.77	16.13	160,153	1.84	1.84	1.35
I	12.89	0.31	1.89	2.20	(0.34)	–	(0.34)	14.75	17.25	244,794	0.81	0.81	2.31
R3	12.96	0.24	1.90	2.14	(0.27)	–	(0.27)	14.83	16.63	23,077	1.42	1.42	1.72
R4	12.97	0.28	1.89	2.17	(0.30)	–	(0.30)	14.84	16.90	24,672	1.11	1.11	2.01
R5	12.99	0.32	1.91	2.23	(0.34)	–	(0.34)	14.88	17.33	8,931	0.82	0.82	2.48
Y	13.01	0.55	1.69	2.24	(0.35)	–	(0.35)	14.90	17.41	74,613	0.72	0.72	2.68

For the Year Ended October 31, 2011
A	$11.99	$0.25	$0.93	$1.18	$(0.24)	$–	$(0.24)	$12.93	9.87%	$826,555	1.17%	1.17%	1.93%
B	11.97	0.14	0.93	1.07	(0.13)	–	(0.13)	12.91	8.94	29,071	2.05	2.00	1.11
C	11.97	0.15	0.94	1.09	(0.15)	–	(0.15)	12.91	9.13	78,710	1.89	1.89	1.20
I	11.95	0.28	0.94	1.22	(0.28)	–	(0.28)	12.89	10.24	52,965	0.88	0.88	2.21
R3	12.03	0.20	0.94	1.14	(0.21)	–	(0.21)	12.96	9.49	6,694	1.50	1.50	1.57
R4	12.03	0.25	0.93	1.18	(0.24)	–	(0.24)	12.97	9.87	5,651	1.18	1.18	1.92
R5	12.05	0.27	0.95	1.22	(0.28)	–	(0.28)	12.99	10.16	2,597	0.88	0.88	2.11
Y	12.06	0.29	0.95	1.24	(0.29)	–	(0.29)	13.01	10.33	178,516	0.77	0.77	2.28

See Portfolio Turnover information on the next page.

23

The Hartford Equity Income Fund

Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2010 (D)
A	$10.74	$0.21	$1.24	$1.45	$(0.20)	$–	$(0.20)	$11.99	13.63%	$716,700	1.20%	1.20%	1.86%
B	10.72	0.13	1.23	1.36	(0.11)	–	(0.11)	11.97	12.73	31,038	2.08	2.00	1.07
C	10.73	0.13	1.23	1.36	(0.12)	–	(0.12)	11.97	12.75	57,416	1.92	1.92	1.13
I	10.72	0.23	1.23	1.46	(0.23)	–	(0.23)	11.95	13.76	16,462	0.93	0.93	2.06
R3	10.78	0.15	1.27	1.42	(0.17)	–	(0.17)	12.03	13.28	1,719	1.55	1.55	1.37
R4	10.78	0.21	1.24	1.45	(0.20)	–	(0.20)	12.03	13.59	2,926	1.20	1.20	1.80
R5	10.79	0.21	1.29	1.50	(0.24)	–	(0.24)	12.05	14.06	694	0.87	0.87	1.70
Y	10.81	0.26	1.24	1.50	(0.25)	–	(0.25)	12.06	14.01	71,899	0.79	0.79	2.27

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	13%
For the Year Ended October 31, 2013	17
For the Year Ended October 31, 2012	27
For the Year Ended October 31, 2011	18
For the Year Ended October 31, 2010	27

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Equity Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Equity Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 18, 2014

25

The Hartford Equity Income Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

26

The Hartford Equity Income Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

27

The Hartford Equity Income Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Equity Income Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

29

The Hartford Equity Income Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,034.10	$5.28	$1,000.00	$1,020.01	$5.25	1.03%	184	365
Class B	$1,000.00	$1,033.40	$5.90	$1,000.00	$1,019.40	$5.86	1.15	184	365
Class C	$1,000.00	$1,030.10	$9.02	$1,000.00	$1,016.32	$8.96	1.76	184	365
Class I	$1,000.00	$1,035.60	$3.95	$1,000.00	$1,021.33	$3.92	0.77	184	365
Class R3	$1,000.00	$1,032.40	$7.03	$1,000.00	$1,018.29	$6.98	1.37	184	365
Class R4	$1,000.00	$1,033.90	$5.48	$1,000.00	$1,019.82	$5.44	1.07	184	365
Class R5	$1,000.00	$1,035.30	$3.94	$1,000.00	$1,021.33	$3.91	0.77	184	365
Class Y	$1,000.00	$1,036.30	$3.43	$1,000.00	$1,021.84	$3.40	0.67	184	365

30

The Hartford Equity Income Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Equity Income Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

31

The Hartford Equity Income Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, above its benchmark for the 3-year period and in line with its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

32

The Hartford Equity Income Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

33

The Hartford Equity Income Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford Equity Income Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

35

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

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b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-EI14 12/14 113973-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD FLOATING RATE FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Floating Rate Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Floating Rate Fund inception 04/29/2005

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide high current income and long-term total return.

Performance Overview 4/29/05 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	Since Inception▲
Floating Rate A#	2.35%	6.10%	4.07%
Floating Rate A##	-0.72%	5.45%	3.73%
Floating Rate B#	1.44%	5.23%	3.39%*
Floating Rate B##	-3.48%	4.90%	3.39%*
Floating Rate C#	1.60%	5.32%	3.29%
Floating Rate C##	0.61%	5.32%	3.29%
Floating Rate I#	2.62%	6.36%	4.31%
Floating Rate R3#	2.05%	5.81%	3.90%
Floating Rate R4#	2.20%	6.04%	4.09%
Floating Rate R5#	2.50%	6.33%	4.28%
Floating Rate Y#	2.57%	6.43%	4.37%
Credit Suisse Leveraged Loan Index	3.77%	6.59%	4.84%

▲	Inception: 04/29/2005

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate Fund

Manager Discussion

October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Floating Rate Class A	0.97%	0.97%
Floating Rate Class B	1.76%	1.81%
Floating Rate Class C	1.72%	1.72%
Floating Rate Class I	0.71%	0.71%
Floating Rate Class R3	1.26%	1.37%
Floating Rate Class R4	1.01%	1.05%
Floating Rate Class R5	0.71%	0.77%
Floating Rate Class Y	0.65%	0.65%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Michael J. Bacevich
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Floating Rate Fund returned 2.35%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 3.77% for the same period. The Fund also underperformed the 2.68% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter Gross Domestic Product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened. The 3-year discount margin on the Credit Suisse Leveraged Loan Index widened over the twelve-month period.

In a period in which investors became less concerned about the possibility of rising interest rates, bank loan mutual funds saw periods of significant outflows. Through the first ten months of 2014, bank loans returns have lagged behind those of high yield bonds.

The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index. An out-of-benchmark allocation to high yield bonds contributed to performance given the outperformance of high yield over bank loans over the period. With respect to sector allocations, the Fund benefitted from being underweight Retail Stores and Lodging but lost performance relative to the benchmark due to an overweight allocation to Metals and an underweight position in Diversified Manufacturing.

Security selection was the primary driver of the Fund’s relative underperformance during the period. Issuers that detracted from performance over the period included TXU, an electric utility company, which we did not have exposure to but is a large component of the benchmark. Despite filing for bankruptcy in 2014,

3

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2014 (Unaudited)

TXU had strong performance over the period. Exposure to Momentive Performance Materials, a Chemicals company that manufactures silicone and quartz products, hurt benchmark-relative performance over the period. Momentive filed for Chapter 11 bankruptcy in April 2014 and emerged after a restructuring in October 2014. Another issuer that detracted from relative returns was Caesars Entertainment in the Gaming sector. The industry has struggled due to new capacity being introduced as new states pass legislation to legalize gambling. Issuers that contributed to benchmark-relative performance over the period included Nuveen Investments, which performed strongly due to its acquisition by TIAA-CREF during the period. An overweight position to TVN Finance Corporation in the Media Non-Cable sector also helped relative performance. Lastly, underweight positions in two issuers that underperformed also helped performance – Gymboree Corporation in the retail sector and Education Management, a consumer cyclicals company.

Over the period, the Fund had a small position in high yield credit default swap index (CDX), which had a marginally positive impact on benchmark relative performance. The CDX position is used for liquidity purposes and for tactically adjusting the risk posture of the Fund.

What is the outlook?

Our outlook for bank loans remains positive, albeit with diminished return expectations. While it appears that credit quality has begun to degrade slightly with the entry of some lower-quality first-time issuers, the sector’s overall credit fundamentals seem to remain strong. Despite recent retail mutual fund outflows, we believe issuance of collateralized loan obligations (a major source of demand) continues to be robust. According to JP Morgan, there has been over $110 billion in primary market issuance of Collateralized Loan Obligations (CLOs) in the first ten months of 2014. We believe current bank loan valuations are attractive given our view of a continued benign default environment over the next few years. Additionally, we believe that the long-term potential diversification benefits of bank loans and their floating-rate nature, particularly given low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

Our outlook for U.S. high-yield bonds remains positive, based on the steadily improving macroeconomic backdrop, our expectations that default levels will remain low, and positive corporate fundamentals. We believe that valuations are now more attractive, with spreads around their long-term historical averages, and reasonable for this point in the cycle. The trailing 12-month default rate remains below its long-term average. While we see that there has been a recent pickup in shareholder-friendly actions such as mergers & acquisition activity and leveraged buyouts at the margin, we do not believe this is likely to affect default rates in the near to medium term.

At the end of the period, we maintained an out of benchmark allocation to high yield credit and favored the metals & mining, financial services, and wireless sectors relative to the Credit Suisse Leveraged Loan Index.

Credit Exposure
as of October 31, 2014
Credit Rating *	Percentage of Net Assets
Baa/ BBB	1.1%
Ba/ BB	19.6
B	68.2
Caa/ CCC or Lower	7.4
Not Rated	2.2
Non-Debt Securities and Other Short-Term Instruments	2.0
Other Assets and Liabilities	(0.5)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type
as of October 31, 2014
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Exchange Traded Funds	1.4
Total	1.5%
Fixed Income Securities
Corporate Bonds	8.7%
Senior Floating Rate Interests	89.8
Total	98.5%
Short-Term Investments	0.5
Other Assets and Liabilities	(0.5)
Total	100.0%

4

The Hartford Floating Rate Fund

Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 8.7%
		Accommodation and Food Services - 0.2%
		Sugarhouse HSP Gaming Prop Mezz L.P.
	$10,575	6.38%, 06/01/2021 ■‡	$10,125

		Agriculture, Forestry, Fishing and Hunting - 0.1%
		Tembec Industries, Inc.
	5,685	9.00%, 12/15/2019 ■‡	5,756

		Arts, Entertainment and Recreation - 0.5%
		Bougeot Bidco plc
GBP	5,000	7.88%, 07/15/2020 §	7,999
		Chester Downs & Marina LLC
	10,189	9.25%, 02/01/2020 ■‡	9,068
		Gray Television, Inc.
	4,030	7.50%, 10/01/2020	4,216
		Lin Television Corp. Media Genral Financial Sub
	5,000	5.88%, 11/15/2022 ■	5,037
		Snai S.p.A.
EUR	1,925	7.63%, 06/15/2018 §	2,385
			28,705
		Chemical Manufacturing - 0.4%
		Hexion Specialty Chemicals
	7,500	8.88%, 02/01/2018 ‡	7,415
		Hexion U.S. Finance Corp.
	6,816	6.63%, 04/15/2020 ‡	6,816
		Momentive Performance Materials, Inc.
	11,050	3.88%, 10/24/2021	9,614
			23,845
		Computer and Electronic Product Manufacturing - 0.2%
		Alcatel-Lucent USA, Inc.
	5,035	6.75%, 11/15/2020 ■‡	5,186
		Ceridian LLC
	5,000	8.13%, 11/15/2017 ■	5,000
			10,186
		Construction - 0.2%
		Empresas ICA S.A.B de C.V.
	5,715	8.88%, 05/29/2024 ■‡	5,801
		Paragon Offshore plc
	8,570	7.25%, 08/15/2024 ■‡	6,556
			12,357
		Finance and Insurance - 2.8%
		Access Bank plc
	7,000	9.25%, 06/24/2021 ■	7,035
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	7,400	7.00%, 12/29/2049 §	9,512
		Banco do Brasil S.A.
	8,990	9.00%, 06/18/2024 ■‡♠	8,837
		Banco Santander S.A.
EUR	11,300	6.25%, 03/12/2049 §	13,860
		Bank of Ireland
EUR	4,925	10.00%, 07/30/2016 §	6,667
		Barclays Bank plc
	8,825	8.25%, 12/15/2018 ♠β	9,112
		BC Mountain LLC
	4,393	7.00%, 02/01/2021 ■	3,954
		Cimpor Financial Operations B.V.
	4,000	5.75%, 07/17/2024 ■	3,846
		Credit Agricole S.A.
	4,600	6.63%, 09/23/2019 ■‡♠Δ	4,487
	5,150	7.88%, 01/23/2024 ■♠	5,316
		Credit Suisse Group AG
	5,490	6.25%, 12/18/2024 ■♠Δ	5,339
	9,000	7.50%, 12/11/2023 ■♠	9,565
		HSBC Holdings plc
	3,560	5.63%, 01/17/2020 ♠	3,618
		Marfrig Holding Europe, B.V.
	9,000	6.88%, 06/24/2019 ■	9,135
		Nationstar Mortgage LLC
	9,795	6.50%, 07/01/2021 ‡	9,109
		Nationwide Building Society
GBP	7,600	6.88%, 03/11/2049 §	11,884
		Nuveen Investments, Inc.
	5,545	9.13%, 10/15/2017 ■‡	5,924
		Societe Generale
	4,415	6.00%, 01/27/2020 ■♠	4,161
	17,150	8.25%, 11/29/2018 §♠	18,121
		TMK OAO Via TMK Capital S.A.
	8,000	6.75%, 04/03/2020 §	7,210
		UniCredit S.p.A.
	9,200	8.00%, 06/03/2024 §♠	9,223
		YPF S.A.
	9,000	8.88%, 12/19/2018 §	9,405
			175,320
		Food Manufacturing - 0.1%
		Galapagos S.A.
EUR	4,000	4.83%, 06/15/2021 ■Δ	4,871
		R&R Ice Cream plc
GBP	1,631	5.50%, 05/15/2020 ■	2,531
			7,402
		Food Services - 0.2%
		Brakes Capital
EUR	6,665	5.08%, 12/15/2018 ■Δ	8,061
GBP	2,250	7.13%, 12/15/2018 §	3,509
			11,570
		Information - 1.6%
		Ancestry.com, Inc.
	8,100	9.63%, 10/15/2018 ■	8,080
		Equiniti Bondco plc
GBP	7,000	6.31%, 12/15/2018 ■Δ	11,170
		First Data Corp.
	2,110	8.25%, 01/15/2021 ■	2,289
	6,492	11.75%, 08/15/2021 ‡	7,612
	3,165	14.50%, 09/24/2019 ■Þ	3,308
		Infor Software Parent LLC
	5,165	7.13%, 05/01/2021 ■	5,230
		Intelsat Luxembourg S.A.
	4,270	7.75%, 06/01/2021	4,462
		Level 3 Escrow, Inc.
	7,730	5.38%, 08/15/2022 ■‡	7,865
		Level 3 Financing, Inc.
	9,000	3.82%, 01/15/2018 ‡Δ	9,023
		VimpelCom Holdings B.V.
	5,000	5.20%, 02/13/2019 §	4,857
		Wind Acquisition Finance S.A.
EUR	9,730	4.08%, 07/15/2020 ■Δ	11,977
EUR	13,375	5.34%, 04/30/2019 ■Δ	16,803
EUR	5,000	7.00%, 04/23/2021 §	6,190
			98,866

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 8.7% - (continued)
		Machinery Manufacturing - 0.1%
		Titan International, Inc.
	$8,000	6.88%, 10/01/2020 ‡	$7,220

		Nonmetallic Mineral Product Manufacturing - 0.2%
		Ardagh Finance Holdings S.A.
EUR	3,070	8.38%, 06/15/2019 ■	3,656
	5,520	8.63%, 06/15/2019 ■	5,644
			9,300
		Other Services - 0.2%
		Abengoa Finance
EUR	3,630	6.00%, 03/31/2021 ■	4,424
		Abengoa Greenfield S.A.
	10,000	6.50%, 10/01/2019 ■‡	10,025
			14,449
		Petroleum and Coal Products Manufacturing - 0.6%
		American Energy - Permian Basin LLC
	17,600	6.74%, 08/01/2019 ■Δ	15,576
		Borets Finance Ltd.
	5,000	7.63%, 09/26/2018 §‡	4,850
		KCA Deutag
	6,065	7.25%, 05/15/2021 ■	5,398
		Kosmos Energy Ltd.
	770	7.88%, 08/01/2021 §	709
		Shelf Drilling Holdings Ltd.
	4,775	8.63%, 11/01/2018 ■‡	4,715
		Ultra Petroleum Corp.
	3,180	6.13%, 10/01/2024 ■‡	3,009
			34,257
		Retail Trade - 1.1%
		Albertson's Holdings LLC
	8,000	7.75%, 10/15/2022 ■‡	7,880
		Claire's Stores, Inc.
	9,000	9.00%, 03/15/2019 ■	9,180
		Galaxy Bidco Ltd.
GBP	12,500	5.56%, 11/15/2019 ■Δ	19,516
		Matalan Finance plc
GBP	4,550	6.88%, 06/01/2019 ■‡	6,962
GBP	2,000	6.88%, 06/01/2019	3,060
		Michaels Stores, Inc.
	2,334	7.50%, 08/01/2018 ■‡	2,369
		Picard Groupe S.A.
EUR	5,220	4.46%, 08/01/2019 ■Δ	6,546
		Stretford 79 plc
GBP	8,335	4.81%, 12/29/2049 ■Δ	11,947
			67,460
		Utilities - 0.1%
		Genon Energy, Inc.
	8,000	7.88%, 06/15/2017 ‡	8,100

		Wholesale Trade - 0.1%
		Dynegy, Inc.
	5,710	6.75%, 11/01/2019 ■‡	5,910

		Total Corporate Bonds
		(Cost $550,627)	$530,828

Senior Floating Rate Interests ♦ - 89.8%
		Accommodation and Food Services - 0.5%
		CityCenter Holdings LLC
	$25,073	4.25%, 10/16/2020	$24,898
		ESH Hospitality, Inc.
	1,305	5.00%, 06/24/2019	1,309
		Four Seasons Holdings, Inc.
	4,690	6.25%, 12/28/2020	4,702
			30,909
		Administrative, Support, Waste Management and Remediation Services - 4.2%
		Acosta Holdco, Inc.
	40,000	5.00%, 09/26/2021	40,010
		ADS Waste Holdings, Inc.
	30,711	3.75%, 10/09/2019	30,028
		Audio Visual Services Group, Inc.
	11,109	4.50%, 01/25/2021	11,022
		Brickman Group Holdings, Inc.
	40,797	4.00%, 12/18/2020	40,054
	9,505	7.50%, 12/17/2021 ☼	9,336
		Filtration Group, Inc.
	4,620	4.50%, 11/20/2020	4,601
	2,070	8.25%, 11/22/2021	2,060
		Ipreo Holdings LLC
	8,615	4.25%, 08/06/2021	8,421
		Nets Holding A/S
EUR	13,150	4.25%, 07/09/2021	16,252
		PRA Holdings, Inc.
	29,459	4.50%, 09/23/2020	29,047
		ServiceMaster (The) Co.
	50,694	4.25%, 07/01/2021	50,198
		TransUnion LLC
	17,161	4.00%, 04/09/2021	16,936
			257,965
		Agriculture, Construction, Mining and Machinery - 2.0%
		International Equipment Solutions LLC
	10,936	6.75%, 08/16/2019	10,936
		Minimax
EUR	10,275	4.25%, 08/14/2020	10,908
		Signode Industrial Group US, Inc.
	39,367	4.00%, 05/01/2021	38,604
EUR	2,658	4.25%, 05/01/2021	3,317
		Veyance Technologies, Inc.
	60,969	5.25%, 09/08/2017	60,741
			124,506
		Air Transportation - 0.8%
		AMR Corp.
	30,106	3.75%, 06/27/2019	29,692
		Landmark Aviation
	17,401	4.75%, 10/25/2019	17,266
			46,958
		Apparel Manufacturing - 0.1%
		Bauer Performance Sports Ltd.
	7,751	4.00%, 04/15/2021	7,688

		Arts, Entertainment and Recreation - 10.5%
		24 Hour Fitness Worldwide, Inc.
	25,935	4.75%, 05/28/2021	25,870
		Aristocrat Leisure Ltd.
	38,745	4.75%, 10/20/2021	38,442
		Caesars Entertainment Operating Co., Inc.
	5,100	6.99%, 03/01/2017	4,565
	26,933	9.75%, 01/28/2018	24,845

The accompanying notes are an integral part of these financial statements.

6

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 89.8% - (continued)
		Arts, Entertainment and Recreation - 10.5% - (continued)
		Caesars Entertainment Resort Properties LLC
	$30,845	7.00%, 10/11/2020	$29,372
		Caesars Growth Property Holdings LLC
	47,890	6.25%, 05/08/2021	45,136
		Dex Media West LLC
	6,462	8.00%, 12/30/2016	5,774
		Formula One Holdings
	50,344	4.75%, 07/30/2021	49,925
	14,285	7.75%, 07/29/2022	14,223
		Hoyts Group Holdings LLC
	6,695	4.00%, 05/29/2020	6,595
	6,212	8.25%, 11/30/2020	6,150
		ION Media Networks, Inc.
	8,947	5.00%, 12/18/2020	8,925
		MGM Resorts International
	42,962	3.50%, 12/20/2019	42,425
		Numericable
	19,660	4.50%, 05/21/2020	19,688
		Quebecor Media, Inc.
	21,731	3.25%, 08/17/2020	21,065
		R.H. Donnelley, Inc.
	3,944	9.75%, 12/31/2016	2,773
		Salem Communications Corp.
	8,237	4.50%, 03/13/2020	8,103
		Scientific Games International, Inc.
	36,320	6.00%, 10/01/2021	35,533
		Station Casinos LLC
	39,173	4.25%, 03/02/2020	38,713
		Templar Energy
	16,045	8.50%, 11/25/2020	14,457
		Tribune Co.
	67,965	4.00%, 12/27/2020	67,349
		Univision Communications, Inc.
	117,131	4.00%, 03/01/2020	115,858
		Warner Music Group Corp.
	7,162	3.75%, 07/01/2020	6,928
		XO Communications LLC
	14,283	4.25%, 03/20/2021	14,134
			646,848
		Beverage and Tobacco Product Manufacturing - 0.4%
		DE Master Blenders 1753 N.V.
	26,250	3.50%, 07/23/2021	25,987

		Chemical Manufacturing - 3.7%
		Arysta LifeScience Corp.
	11,289	4.50%, 05/29/2020	11,236
		Axil Coating Systems
	22,987	3.75%, 02/01/2020	22,599
		CeramTec
	4,163	4.25%, 08/28/2020	4,148
EUR	1,108	4.75%, 08/28/2020	1,391
		Cytec Industries, Inc.
	1,938	4.50%, 10/03/2019	1,923
		Exopack LLC
	12,947	5.25%, 05/08/2019	12,980
		Faenza Acquisition Gmbh
	1,666	4.25%, 08/28/2020	1,660
EUR	3,642	4.75%, 08/28/2020	4,574
		Ferro Corp.
	7,130	4.00%, 07/30/2021	7,019
		Houghton International, Inc.
	13,256	4.00%, 12/20/2019	13,058
		Ineos US Finance LLC
	43,605	3.75%, 05/04/2018	43,005
		Monarch, Inc.
	3,735	4.50%, 10/03/2019	3,707
		Pinnacle Operating Corp.
	15,515	4.75%, 11/15/2018	15,398
		PQ Corp.
	14,693	4.00%, 08/07/2017	14,524
		Solenis International L.P.
	10,035	4.25%, 07/31/2021	9,884
EUR	3,000	4.50%, 07/31/2021	3,763
		Univar, Inc.
	47,904	5.00%, 06/30/2017	47,545
		Utex Industries, Inc.
	9,511	5.00%, 05/21/2021	9,374
	3,000	8.25%, 05/20/2022	2,960
			230,748
		Computer and Electronic Product Manufacturing - 3.3%
		Avago Technologies Ltd.
	34,040	3.75%, 05/06/2021	33,916
		CDW LLC
	35,964	3.25%, 04/29/2020	35,135
		Ceridian LLC
	15,741	4.12%, 05/09/2017	15,717
	18,505	4.50%, 05/09/2017	18,338
		Freescale Semiconductor, Inc.
	42,124	4.25%, 02/28/2020	41,507
	12,425	5.00%, 01/15/2021	12,396
		Micro Focus International
	31,500	5.25%, 10/07/2021 ☼	30,352
		Vantiv LLC
	14,214	3.75%, 06/13/2021	14,094
			201,455
		Construction - 1.2%
		Brand Energy & Infrastructure Services, Inc.
	24,520	4.75%, 11/26/2020	24,351
		Brock Holdings III, Inc.
	17,019	6.00%, 03/16/2017	16,721
	6,898	10.00%, 03/16/2018	6,726
		Pike Corp.
	13,560	5.25%, 10/01/2021 ☼	13,458
	4,125	8.25%, 04/03/2021 ☼	4,039
		Summit Materials LLC
	10,761	5.00%, 01/30/2019	10,775
			76,070
		Fabricated Metal Product Manufacturing - 0.2%
		Ameriforge Group, Inc.
	10,470	5.00%, 12/19/2019	10,382

		Finance and Insurance - 6.3%
		Asurion LLC
	7,337	4.25%, 07/08/2020	7,234
	37,364	5.00%, 05/24/2019	37,374
	5,715	8.50%, 03/03/2021	5,802
		Capital Automotive L.P.
	9,010	4.00%, 04/10/2019	8,961
	3,805	6.00%, 04/30/2020	3,843

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 89.8% - (continued)
		Finance and Insurance - 6.3% - (continued)
		Cooper Gay Swett & Crawford Ltd.
	$9,307	5.00%, 04/16/2020	$8,376
	5,140	8.25%, 10/16/2020	4,318
		Evertec LLC
	13,614	3.50%, 04/17/2020	13,364
		Grosvenor Capital Management L.P.
	9,925	3.75%, 01/04/2021	9,677
		Guggenheim Partners LLC
	15,147	4.25%, 07/22/2020	15,052
		Hub International Ltd.
	33,290	4.25%, 10/02/2020	32,832
		Interactive Data Corp.
	21,448	4.75%, 05/02/2021	21,438
		ION Trading Technologies Ltd.
EUR	16,758	4.50%, 06/10/2021	20,850
	10,815	7.25%, 06/10/2022	10,635
		National Financial Partners Corp.
	5,932	4.50%, 07/01/2020	5,877
		Santander Asset Management S.A.
	33,447	4.25%, 12/17/2020	33,301
EUR	7,940	4.50%, 12/17/2020	9,943
		Sedgwick CMS Holdings, Inc.
	51,009	3.75%, 03/01/2021	49,517
	13,125	6.75%, 02/28/2022	12,731
		USI Insurance Services LLC
	25,964	4.25%, 12/27/2019	25,672
		Walter Investment Management Corp.
	52,366	4.75%, 12/18/2020	49,224
			386,021
		Food Manufacturing - 2.8%
		Burton's Foods Ltd.
GBP	6,300	5.55%, 11/27/2020	9,826
		Del Monte Foods Co.
	46,169	3.50%, 03/09/2020	44,351
		Hearthside Food Solutions
	12,025	4.50%, 06/02/2021	11,942
		Hostess Brands, Inc.
	14,662	6.75%, 04/09/2020	14,910
		JBS USA LLC
	32,928	3.75%, 05/25/2018 - 09/18/2020	32,407
		Milk Specialties Co.
	8,714	7.50%, 11/09/2018	8,561
		Roundy's Supermarkets, Inc.
	24,617	5.75%, 03/03/2021	21,848
		U.S. Foodservice, Inc.
	28,881	4.50%, 03/31/2019	28,773
			172,618
		Furniture and Related Product Manufacturing - 1.0%
		AOT Bedding Super Holdings LLC
	46,641	4.25%, 10/01/2019	46,163
		Wilsonart International Holdings LLC
	16,038	4.00%, 10/31/2019	15,770
			61,933
		Health Care and Social Assistance - 6.4%
		AccentCare, Inc.
	5,945	6.50%, 12/22/2016	5,172
		Alere, Inc.
	27,081	4.25%, 06/30/2017	26,986
		American Renal Holdings, Inc.
	20,009	4.50%, 08/20/2019	19,626
	11,235	8.50%, 03/20/2020	11,010
		Ardent Medical Services, Inc.
	6,374	6.75%, 07/02/2018	6,382
		DJO Finance LLC
	18,074	4.25%, 09/15/2017	17,975
		DSI Renal, Inc.
	5,661	4.50%, 04/23/2021	5,601
	6,200	7.75%, 10/22/2021	6,169
		Healogics, Inc.
	7,490	5.25%, 07/01/2021	7,443
		Iasis Healthcare LLC
	16,219	4.50%, 05/03/2018	16,192
		Ikaria Acquisition, Inc.
	7,338	5.00%, 02/12/2021	7,336
	5,510	8.75%, 02/14/2022 ☼	5,505
		Immucor, Inc.
	17,265	5.00%, 08/19/2018	17,227
		IMS Health, Inc.
	12,313	3.50%, 03/17/2021	12,151
		inVentiv Health, Inc.
	26,758	7.75%, 05/15/2018	26,385
		One Call Medical, Inc.
	26,888	5.00%, 11/27/2020	26,754
		Ortho-Clinical Diagnostics, Inc.
	32,491	4.75%, 06/30/2021	32,134
		Pharmaceutical Product Development, Inc.
	6,291	4.00%, 12/05/2018	6,241
		Pharmedium Healthcare Corp.
	4,156	4.25%, 01/28/2021	4,082
	3,280	7.75%, 01/28/2022	3,272
		Salix Pharmaceuticals Ltd.
	2,873	4.25%, 01/02/2020	2,870
		STHI Holding Corp.
	13,155	4.50%, 08/06/2021	13,073
		Surgery Center Holdings, Inc.
	12,930	5.25%, 07/24/2020 ☼	12,906
	9,700	7.00%, 04/11/2019	9,694
	11,200	8.50%, 07/23/2021 ☼	10,983
		Truven Health Analytics, Inc.
	10,261	4.50%, 06/06/2019	10,056
		US Renal Care, Inc.
	21,401	4.25%, 07/03/2019	21,240
	3,510	8.50%, 01/03/2020	3,510
	2,666	10.25%, 01/03/2020	2,673
		Valeant Pharmaceuticals International, Inc.
	45,704	3.50%, 12/11/2019 - 08/05/2020	45,320
			395,968
		Health Care Providers and Services - 0.5%
		CRC Health Corp.
	12,736	5.25%, 03/29/2021	12,768
		Multiplan, Inc.
	17,667	4.00%, 03/31/2021	17,377
			30,145
		Information - 10.6%
		Ancestry.com, Inc.
	22,814	4.50%, 12/28/2018 ☼	22,671
		Aspect Software, Inc.
	9,519	7.25%, 05/07/2016	9,448

The accompanying notes are an integral part of these financial statements.

8

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 89.8% - (continued)
		Information - 10.6% - (continued)
		Cabovisao-Televisao Por Cabo S.A.
	$37,640	5.50%, 07/02/2019	$37,828
		Charter Communications Operating LLC
	25,934	3.00%, 07/01/2020 - 01/03/2021	25,453
		Eagle Parent, Inc.
	40,343	4.00%, 05/16/2018	39,965
		First Data Corp.
	94,824	3.65%, 03/23/2018 - 09/24/2018	93,875
	14,744	4.15%, 03/24/2021	14,643
		Hyland Software, Inc.
	10,287	4.75%, 02/19/2021	10,251
		Infor US, Inc.
	4,001	3.75%, 06/03/2020	3,943
EUR	3,547	4.00%, 06/03/2020	4,433
		Intelsat Jackson Holdings S.A.
	28,503	3.75%, 06/30/2019	28,254
		Kronos, Inc.
	18,229	4.50%, 10/30/2019	18,138
	4,037	9.75%, 04/30/2020	4,138
		Lawson Software, Inc.
	24,634	3.75%, 06/03/2020	24,283
		Level 3 Communications, Inc.
	80,488	4.00%, 08/01/2019 - 01/15/2020	80,010
	26,000	5.25%, 06/15/2015 ☼	25,935
		Level 3 Financing, Inc.
	11,685	4.50%, 01/31/2022 ☼	11,732
		Light Tower Fiber LLC
	17,398	4.00%, 04/13/2020	17,180
	2,078	8.00%, 04/12/2021	2,059
		Mediacom Communications Corp.
	13,250	3.25%, 01/29/2021	12,947
		MISYS plc
	25,786	5.00%, 12/12/2018	25,786
		NexTag, Inc.
	756	0.00%,06/04/2019 ●	529
		Novell, Inc.
	15,721	7.25%, 11/22/2017	15,705
		Peak 10, Inc.
	2,813	5.00%, 06/17/2021	2,798
	4,310	8.25%, 06/17/2022	4,251
		RedPrairie Corp.
	16,646	6.00%, 12/21/2018	16,102
		Syniverse Holdings, Inc.
	5,429	4.00%, 04/23/2019	5,324
		TransFirst Holding, Inc.
	16,545	4.25%, 12/27/2017	16,483
	1,500	8.00%, 06/27/2018	1,498
		Virgin Media Finance plc
	19,500	3.50%, 06/07/2020	19,213
		Virgin Media Investment Holdings Ltd.
GBP	21,800	4.25%, 06/30/2023	34,592
		WideOpenWest Finance LLC
	10,029	4.75%, 04/01/2019	10,012
		Zayo Group LLC
	12,856	4.00%, 07/02/2019	12,733
			652,212
		Media - 0.6%
		Entravision Communications Corp.
	16,179	3.50%, 05/31/2020	15,694
		Media General, Inc.
	18,466	4.25%, 07/31/2020	18,316
			34,010
		Mining - 3.1%
		Alpha Natural Resources, Inc.
	20,936	3.50%, 05/22/2020	17,865
		American Rock Salt Holdings LLC
	23,940	4.75%, 05/20/2021	23,701
	6,550	8.00%, 05/20/2022	6,566
		Arch Coal, Inc.
	82,292	6.25%, 05/16/2018	72,535
		BWAY Holding Co.
	27,396	5.50%, 08/14/2020	27,499
		Fortescue Metals Group Ltd.
	41,324	3.75%, 06/30/2019	40,277
			188,443
		Miscellaneous Manufacturing - 2.3%
		Bombardier Recreational Products, Inc.
	12,675	4.00%, 01/30/2019	12,443
		Hamilton Sundstrand Corp.
	52,465	4.00%, 12/13/2019	51,504
		Provo Craft & Novelty, Inc.
	7,727	0.00%,03/22/2016 ⌂●†	—
		Reynolds Group Holdings, Inc.
	46,115	4.00%, 11/30/2018	45,827
		Sequa Corp.
	12,165	5.25%, 06/19/2017	11,564
		TransDigm Group, Inc.
	22,193	3.75%, 02/28/2020 - 06/04/2021	21,805
			143,143
		Motor Vehicle and Parts Manufacturing - 0.8%
		Navistar, Inc.
	43,677	5.75%, 08/17/2017	43,759
		Tower Automotive Holdings USA LLC
	6,943	4.00%, 04/23/2020	6,845
			50,604
		Nonmetallic Mineral Product Manufacturing - 0.4%
		Ardagh Holdings USA, Inc.
	8,920	4.00%, 12/17/2019	8,824
		Libbey Glass, Inc.
	15,835	3.75%, 04/09/2021	15,578
			24,402
		Other Services - 2.6%
		Alliance Laundry Systems LLC
	13,108	4.25%, 12/10/2018	12,950
		Apex Tool Group LLC
	16,030	4.50%, 01/31/2020	15,188
		Gardner Denver, Inc.
	48,581	4.25%, 07/30/2020	47,867
EUR	20,759	4.75%, 07/30/2020	25,964
		Husky Injection Molding Systems Ltd.
	8,677	4.25%, 06/30/2021	8,529
		Husky International Ltd.
	4,465	7.25%, 06/30/2022	4,364
		Rexnord LLC
	43,145	4.00%, 08/21/2020	42,508
			157,370

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 89.8% - (continued)
	Petroleum and Coal Products Manufacturing - 5.3%
	American Energy-Marcellus LLC
$21,880	5.25%, 08/04/2020	$21,278
3,335	8.50%, 08/04/2021	3,177
	Callon Petroleum Co.
7,195	8.50%, 10/08/2021 ☼	7,087
	Chief Exploration & Development
17,650	7.50%, 05/16/2021	16,944
	Crosby Worldwide Ltd.
22,024	4.00%, 11/23/2020	21,074
	Drillships Ocean Ventures, Inc.
18,377	5.50%, 07/25/2021 ☼	17,605
	Fieldwood Energy LLC
10,598	3.88%, 09/28/2018	10,352
	Jefferson Gulf Coast Energy Partners LLC
7,500	9.00%, 02/27/2018 ☼	7,313
	KCA Deutag
22,090	6.25%, 05/15/2020	21,317
	Macquarie Infrastructure Co., Inc.
12,708	3.25%, 06/01/2020	12,507
	Ocean Rig ASA
22,420	6.00%, 03/31/2021 ☼	21,383
	Pacific Drilling S.A.
10,591	4.50%, 06/03/2018	10,124
	Paragon Offshore Finance Co.
15,995	3.75%, 07/16/2021 ☼	14,969
	Peabody Energy Corp.
19,520	4.25%, 09/24/2020	18,873
	Samson Investment Co.
43,075	5.00%, 09/25/2018 ☼	39,652
	Seadrill Ltd.
43,436	4.00%, 02/21/2021	40,986
	Shelf Drilling International Holdings Ltd.
21,820	10.00%, 10/08/2018	21,493
	Western Refining, Inc.
18,609	4.25%, 11/12/2020	18,423
		324,557
	Pipeline Transportation - 0.4%
	EMG Utica LLC
4,800	4.75%, 03/27/2020	4,752
	Philadelphia Energy Solutions LLC
18,142	6.25%, 04/04/2018	17,099
		21,851
	Plastics and Rubber Products Manufacturing - 0.6%
	Berry Plastics Group, Inc.
22,475	3.50%, 02/08/2020	21,984
	Consolidated Container Co.
6,860	5.00%, 07/03/2019	6,770
	Tricorbraun, Inc.
7,314	4.00%, 05/03/2018	7,199
		35,953
	Primary Metal Manufacturing - 0.5%
	Novelis, Inc.
25,836	3.75%, 03/10/2017	25,546
	WireCo WorldGroup, Inc.
3,231	6.00%, 02/15/2017	3,235
		28,781
	Professional, Scientific and Technical Services - 2.8%
	Advantage Sales & Marketing, Inc.
29,310	4.25%, 07/23/2021	29,032
7,580	7.50%, 07/25/2022	7,521
	Affinion Group, Inc.
64,593	6.75%, 04/30/2018	62,440
	AlixPartners LLP
14,254	4.00%, 07/10/2020	14,029
4,575	9.00%, 07/10/2021	4,632
	MoneyGram International, Inc.
33,214	4.25%, 03/27/2020	32,107
	Paradigm Ltd.
13,653	4.75%, 07/30/2019	13,311
	RBS Holding Co. LLC
11,665	9.50%, 03/23/2016	6,357
		169,429
	Real Estate, Rental and Leasing - 1.6%
	DTZ U.S. Borrower LLC
11,252	5.00%, 10/23/2021 - 10/28/2021 ☼	11,243
5,330	8.25%, 10/28/2022 ☼	5,343
	Fly Leasing Ltd.
10,252	4.50%, 08/09/2019	10,239
	Neff Corp.
10,090	7.25%, 06/09/2021	10,115
	Realogy Corp.
3,942	4.41%, 10/10/2016	3,858
	Realogy Group LLC
58,401	3.75%, 03/05/2020	57,890
		98,688
	Retail Trade - 7.6%
	99 Cents Only Stores
9,938	4.50%, 01/11/2019	9,860
	Albertson's LLC
55,395	4.50%, 08/25/2021	55,405
	American Tire Distributors, Inc.
19,467	5.75%, 06/01/2018	19,443
	Amscan Holdings, Inc.
24,702	4.00%, 07/27/2019	24,172
	Armored AutoGroup, Inc.
8,316	6.00%, 11/05/2016	8,279
	Cooper-Standard Automotive, Inc.
11,865	4.00%, 04/04/2021	11,729
	FleetPride, Inc.
15,720	5.25%, 11/19/2019	15,381
	Hillman (The) Cos., Inc.
10,484	4.50%, 06/30/2021	10,387
	Lands' End, Inc.
38,989	4.25%, 04/04/2021	38,047
	Mauser-Werke GmbH
13,260	4.50%, 07/31/2021	13,045
12,725	8.25%, 07/31/2022	12,470
	Metaldyne Performance Group, Inc.
12,080	4.50%, 10/20/2021 ☼	12,080
	Michaels Stores, Inc.
18,150	3.75%, 01/28/2020	17,813
17,235	4.00%, 01/28/2020	17,013
	Neiman Marcus (The) Group, Inc.
67,318	4.25%, 10/25/2020	66,393
	Quikrete (The) Companies, Inc.
22,238	4.00%, 09/28/2020	22,005
8,035	7.00%, 03/26/2021	8,115

The accompanying notes are an integral part of these financial statements.

10

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 89.8% - (continued)
	Retail Trade - 7.6% - (continued)
	Rite Aid Corp.
$23,330	4.88%, 06/21/2021		$23,271
7,755	5.75%, 08/21/2020		7,794
	Sports (The) Authority, Inc.
23,672	7.50%, 11/16/2017		22,252
	Supervalu, Inc.
28,345	4.50%, 03/21/2019		27,960
	Weight Watchers International, Inc.
34,783	4.00%, 04/02/2020		26,522
			469,436
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Revlon Consumer Products Corp.
19,041	4.00%, 10/08/2019		18,815

	Transit and Ground Passenger Transportation - 0.6%
	Emergency Medical Services Corp.
40,429	4.00%, 05/25/2018		40,116

	Truck Transportation - 0.3%
	Nexeo Solutions LLC
21,835	5.00%, 09/08/2017 - 09/09/2017		21,535
			21,535
	Utilities - 4.1%
	Calpine Corp.
21,725	3.00%, 05/03/2020		21,091
33,339	3.25%, 01/31/2022		32,464
44,675	4.00%, 04/01/2018 - 10/31/2020		44,379
	Dynegy, Inc.
15,925	4.00%, 04/23/2020		15,816
	Energy Future Holdings
17,205	4.25%, 06/19/2016		17,162
	Exgen Texas Power LLC
14,000	5.75%, 09/18/2021		14,000
	La Frontera Generation LLC
10,976	4.50%, 09/30/2020		10,894
	PowerTeam Services LLC
16,563	4.25%, 05/06/2020		16,163
2,665	8.25%, 11/06/2020		2,585
	Sandy Creek Energy Associates L.P.
12,566	5.00%, 11/09/2020		12,493
	Star West Generation LLC
13,431	4.25%, 03/13/2020		13,296
	Texas Competitive Electric Holdings Co. LLC
70,000	4.65%, 10/10/2017 Ψ		50,900
			251,243
	Wholesale Trade - 1.4%
	Gates Global LLC
50,490	4.25%, 07/05/2021		49,859
	Harbor Freight Tools
9,483	4.75%, 07/26/2019		9,474
	HD Supply, Inc.
24,348	4.00%, 06/28/2018		24,089
			83,422
	Total Senior Floating Rate Interests
	(Cost $5,619,775)		$5,520,211

Common Stocks - 0.1%
	Consumer Durables and Apparel - 0.0%
3	Provo Craft & Novelty, Inc. ⌂●†		$—

	Consumer Services - 0.0%
3,835	NexTag, Inc. ⌂●†		—

	Energy - 0.0%
418,220	KCA Deutag ⌂●†		2,043

	Media - 0.0%
16	F & W Publications, Inc. ●		1,091

	Software and Services - 0.1%
138	Momentive Performance Materials, Inc. ⌂●†		4,703
			4,703
	Total Common Stocks
	(Cost $10,663)		$7,837

Exchange Traded Funds - 1.4%
	Other Investment Pools and Funds - 1.4%
208	iShares 1-3 Year Credit Bond ETF		$21,911
117	iShares iBoxx $ High Yield Corporate Bond ETF		10,805
1,008	PowerShares Senior Loan Portfolio		24,584
268	SPDR Barclays High Yield Bond ETF		10,829
356	SPDR Barclays Short Term High Yield Bond ETF		10,667
175	SPDR Blackstone/GSO Senior Loan ETF		8,637
			87,433
	Total Exchange Traded Funds
	(Cost $88,760)		$87,433

	Total Long-Term Investments
	(Cost $6,269,825)		$6,146,309

Short-Term Investments - 0.5%
	Other Investment Pools and Funds - 0.5%
31,870	JP Morgan U.S. Government Money Market Fund		$31,870

	Total Short-Term Investments
	(Cost $31,870)		$31,870
	Total Investments
	(Cost $6,301,695) ▲	100.5%	$6,178,179
	Other Assets and Liabilities	(0.5)%	(27,785)
	Total Net Assets	100.0%	$6,150,394

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $6,306,356 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,340
Unrealized Depreciation	(143,517)
Net Unrealized Depreciation	$(128,177)

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $6,746, which represents 0.1% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $325,070, which represents 5.3% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $116,381, which represents 1.9% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	418,220	KCA Deutag	$5,668
04/2014	138	Momentive Performance Materials, Inc.	4,994
06/2014	3,835	NexTag, Inc.	–
09/2011	3	Provo Craft & Novelty, Inc.	–
09/2013 - 10/2014	$7,727	Provo Craft & Novelty, Inc., 0.00%, 03/22/2016	1,710

At October 31, 2014, the aggregate value of these securities was $6,746, which represents 0.1% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Þ	This security may pay interest in the form of additional principal in lieu of cash.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $165,190 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CAD	Buy	11/28/2014	RBC	$273	$271	$–	$(2)
EUR	Buy	11/28/2014	BCLY	3,823	3,760	–	(63)
EUR	Buy	11/04/2014	HSBC	2,483	2,483	–	–
EUR	Sell	11/06/2014	BCLY	3,822	3,759	63	–
EUR	Sell	11/28/2014	CBA	40,572	40,113	459	–
EUR	Sell	11/28/2014	CBK	40,561	40,118	443	–
EUR	Sell	11/28/2014	DEUT	40,549	40,119	430	–
EUR	Sell	11/28/2014	HSBC	2,484	2,484	–	–
EUR	Sell	11/28/2014	MSC	40,546	40,119	427	–
EUR	Sell	11/28/2014	RBC	40,560	40,118	442	–
GBP	Sell	11/28/2014	CBK	121,876	121,701	175	–
GBP	Sell	11/28/2014	UBS	1,262	1,259	3	–
GBP	Sell	11/28/2014	WEST	3,804	3,787	17	–
Total						$2,459	$(65)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound

Other Abbreviations:
DJ	Dow Jones
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Consumer Durables and Apparel	$–	$–	$–	$–
Consumer Services	–	–	–	–
Energy	2,043	–	–	2,043
Media	1,091	–	1,091	–
Software and Services	4,703	–	–	4,703
Total	7,837	–	1,091	6,746
Corporate Bonds	530,828	–	530,828	–
Exchange Traded Funds	87,433	87,433	–	–
Senior Floating Rate Interests	5,520,211	–	5,520,211	–
Short-Term Investments	31,870	31,870	–	–
Total	$6,178,179	$119,303	$6,052,130	$6,746
Foreign Currency Contracts*	$2,459	$–	$2,459	$–
Total	$2,459	$–	$2,459	$–
Liabilities:
Foreign Currency Contracts*	$65	$–	$65	$–
Total	$65	$–	$65	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2014
Assets:
Common Stocks	$2,899	$—	$(1,147	)*	$—	$4,994	$—	$—	$—	$6,746
Total	$2,899	$—	$(1,147)		$—	$4,994	$—	$—	$—	$6,746

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(1,147).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate Fund

Statement of Assets and Liabilities

October 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $6,301,695)	$6,178,179
Cash	3,400
Unrealized appreciation on foreign currency contracts	2,459
Receivables:
Investment securities sold	140,403
Fund shares sold	9,168
Dividends and interest	30,256
Other assets	1,131
Total assets	6,364,996
Liabilities:
Unrealized depreciation on foreign currency contracts	65
Bank overdraft — foreign cash	11,686
Payables:
Investment securities purchased	184,277
Fund shares redeemed	13,381
Investment management fees	702
Dividends	3,339
Administrative fees	1
Distribution fees	440
Accrued expenses	624
Other liabilities	87
Total liabilities	214,602
Net assets	$6,150,394
Summary of Net Assets:
Capital stock and paid-in-capital	$6,653,509
Undistributed net investment income	6,585
Accumulated net realized loss	(388,250)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(121,450)
Net assets	$6,150,394

Shares authorized	3,200,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.88/$9.15
Shares outstanding	164,420
Net assets	$1,459,463
Class B: Net asset value per share	$8.86
Shares outstanding	2,108
Net assets	$18,681
Class C: Net asset value per share	$8.86
Shares outstanding	214,349
Net assets	$1,900,141
Class I: Net asset value per share	$8.89
Shares outstanding	261,640
Net assets	$2,325,212
Class R3: Net asset value per share	$8.89
Shares outstanding	2,020
Net assets	$17,970
Class R4: Net asset value per share	$8.87
Shares outstanding	1,315
Net assets	$11,663
Class R5: Net asset value per share	$8.87
Shares outstanding	423
Net assets	$3,753
Class Y: Net asset value per share	$8.86
Shares outstanding	46,650
Net assets	$413,511

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund

Statement of Operations

For the Year Ended October 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$4,377
Interest	326,561
Less: Foreign tax withheld	(181)
Total investment income	330,757

Expenses:
Investment management fees	41,252
Administrative services fees
Class R3	37
Class R4	19
Class R5	4
Transfer agent fees
Class A	1,464
Class B	44
Class C	1,540
Class I	1,522
Class R3	4
Class R4	1
Class R5	1
Class Y	4
Distribution fees
Class A	4,706
Class B	247
Class C	20,982
Class R3	93
Class R4	31
Custodian fees	18
Accounting services fees	1,172
Registration and filing fees	504
Board of Directors' fees	189
Audit fees	59
Other expenses	857
Total expenses (before waivers)	74,750
Expense waivers	(43)
Total waivers	(43)
Total expenses, net	74,707
Net Investment Income	256,050
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	32,638
Net realized gain on swap contracts	686
Net realized gain on foreign currency contracts	19,154
Net realized gain on other foreign currency transactions	518
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	52,996
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(158,326)
Net unrealized appreciation of foreign currency contracts	2,926
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(714)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(156,114)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(103,118)
Net Increase in Net Assets Resulting from Operations	$152,932

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$256,050	$255,000
Net realized gain on investments, other financial instruments and foreign currency transactions	52,996	51,374
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(156,114)	6,943
Net Increase in Net Assets Resulting from Operations	152,932	313,317
Distributions to Shareholders:
From net investment income
Class A	(71,029)	(78,774)
Class B	(742)	(1,087)
Class C	(63,775)	(70,147)
Class I	(101,921)	(100,977)
Class R3	(650)	(608)
Class R4	(461)	(488)
Class R5	(156)	(190)
Class Y	(15,430)	(3,084)
Total distributions	(254,164)	(255,355)
Capital Share Transactions:
Class A	(581,270)	263,093
Class B	(11,026)	(5,326)
Class C	(265,120)	144,799
Class I	(410,055)	934,880
Class R3	(88)	4,299
Class R4	(1,406)	1,851
Class R5	(130)	(7,911)
Class Y	343,144	2,416
Net increase (decrease) from capital share transactions	(925,951)	1,338,101
Net Increase (Decrease) in Net Assets	(1,027,183)	1,396,063
Net Assets:
Beginning of period	7,177,577	5,781,514
End of period	$6,150,394	$7,177,577
Undistributed (distributions in excess of) net investment income	$6,585	$2,486

The accompanying notes are an integral part of these financial statements.

17

The Hartford Floating Rate Fund

Notes to Financial Statements

October 31, 2014

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Floating Rate Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and

18

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed,

19

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

20

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate

21

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit

22

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swap contracts as of October 31, 2014.

23

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2,459	$—	$—	$—	$—	$2,459
Total	$—	$2,459	$—	$—	$—	$—	$2,459

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$65	$—	$—	$—	$—	$65
Total	$—	$65	$—	$—	$—	$—	$65

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on swap contracts	$—	$—	$686	$—	$—	$—	$686
Net realized gain on foreign currency contracts	—	19,154	—	—	—	—	19,154
Total	$—	$19,154	$686	$—	$—	$—	$19,840

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$2,926	$—	$—	$—	$—	$2,926
Total	$—	$2,926	$—	$—	$—	$—	$2,926

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's ("FCM") custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

24

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$2,396	$(2)	$—	$—	$2,394
Total subject to a master netting or similar arrangement	$2,396	$(2)	$—	$—	$2,394

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Unrealized depreciation on foreign currency contracts	$65	$(2)	$—	$—	$63
Total subject to a master netting or similar arrangement	$65	$(2)	$—	$—	$63

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a

25

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$255,305	$255,091

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$9,949
Accumulated Capital and Other Losses*	(381,258)
Unrealized Depreciation†	(128,442)
Total Accumulated Deficit	$(499,751)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses.

26

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$2,213
Accumulated Net Realized Gain (Loss)	(2,213)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$109,198
2017	272,060
Total	$381,258

During the year ended October 31, 2014, the Fund utilized $53,353 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

27

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $2 billion	0.6000%
On next $2.5 billion	0.5900%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	0.70%

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $1,457 and contingent deferred sales charges of $385 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

28

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $13. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$5,162,404	$—	$5,162,404
Sales Proceeds	6,019,429	—	6,019,429

29

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	39,309	7,257	(111,191)	(64,625)	94,672	8,003	(73,448)	29,227
Amount	$354,360	$65,343	$(1,000,973)	$(581,270)	$851,185	$71,941	$(660,033)	$263,093
Class B
Shares	153	70	(1,449)	(1,226)	453	100	(1,147)	(594)
Amount	$1,378	$633	$(13,037)	$(11,026)	$4,073	$901	$(10,300)	$(5,326)
Class C
Shares	24,370	5,982	(59,895)	(29,543)	57,065	6,460	(47,429)	16,096
Amount	$219,463	$53,766	$(538,349)	$(265,120)	$512,733	$57,999	$(425,933)	$144,799
Class I
Shares	111,759	8,350	(165,671)	(45,562)	193,208	8,154	(97,575)	103,787
Amount	$1,008,016	$75,229	$(1,493,300)	$(410,055)	$1,739,519	$73,382	$(878,021)	$934,880
Class R3
Shares	701	64	(775)	(10)	937	63	(523)	477
Amount	$6,319	$580	$(6,987)	$(88)	$8,444	$568	$(4,713)	$4,299
Class R4
Shares	349	30	(535)	(156)	635	31	(460)	206
Amount	$3,137	$272	$(4,815)	$(1,406)	$5,712	$281	$(4,142)	$1,851
Class R5
Shares	135	14	(163)	(14)	380	17	(1,283)	(886)
Amount	$1,219	$124	$(1,473)	$(130)	$3,408	$148	$(11,467)	$(7,911)
Class Y
Shares	52,929	1,029	(16,099)	37,859	4,819	75	(4,625)	269
Amount	$477,781	$9,230	$(143,867)	$343,144	$43,287	$671	$(41,542)	$2,416
Total
Shares	229,705	22,796	(355,778)	(103,277)	352,169	22,903	(226,490)	148,582
Amount	$2,071,673	$205,177	$(3,202,801)	$(925,951)	$3,168,361	$205,891	$(2,036,151)	$1,338,101

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	134	$1,203
For the Year Ended October 31, 2013	46	$418

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the

30

The Hartford Floating Rate Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July of 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court has not yet issued a decision. If found liable, the Fund would be required to return approximately $3-3.5 million to the bankruptcy estate. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

31

The Hartford Floating Rate Fund

Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$–	$(0.34)	$8.88	2.35%	$1,459,463	0.96%	0.96%	3.80%
B	9.00	0.27	(0.14)	0.13	(0.27)	–	(0.27)	8.86	1.44	18,681	1.81	1.75	3.01
C	9.00	0.28	(0.14)	0.14	(0.28)	–	(0.28)	8.86	1.48	1,900,141	1.71	1.71	3.06
I	9.02	0.37	(0.13)	0.24	(0.37)	–	(0.37)	8.89	2.62	2,325,212	0.70	0.70	4.08
R3	9.03	0.32	(0.14)	0.18	(0.32)	–	(0.32)	8.89	1.94	17,970	1.35	1.25	3.52
R4	9.01	0.34	(0.14)	0.20	(0.34)	–	(0.34)	8.87	2.20	11,663	1.05	1.00	3.77
R5	9.01	0.37	(0.14)	0.23	(0.37)	–	(0.37)	8.87	2.50	3,753	0.77	0.70	4.07
Y	9.00	0.37	(0.14)	0.23	(0.37)	–	(0.37)	8.86	2.57	413,511	0.64	0.64	4.13

For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$–	$(0.37)	$9.01	5.08%	$2,064,701	0.96%	0.96%	4.04%
B	8.92	0.29	0.09	0.38	(0.30)	–	(0.30)	9.00	4.27	30,017	1.80	1.75	3.28
C	8.92	0.30	0.08	0.38	(0.30)	–	(0.30)	9.00	4.31	2,195,858	1.71	1.71	3.30
I	8.94	0.39	0.08	0.47	(0.39)	–	(0.39)	9.02	5.35	2,772,328	0.70	0.70	4.29
R3	8.95	0.34	0.08	0.42	(0.34)	–	(0.34)	9.03	4.77	18,334	1.36	1.25	3.76
R4	8.92	0.36	0.09	0.45	(0.36)	–	(0.36)	9.01	5.17	13,255	1.04	1.00	4.01
R5	8.93	0.39	0.08	0.47	(0.39)	–	(0.39)	9.01	5.36	3,942	0.76	0.70	4.33
Y	8.92	0.39	0.09	0.48	(0.40)	–	(0.40)	9.00	5.43	79,142	0.64	0.64	4.39

For the Year Ended October 31, 2012 (D)
A	$8.64	$0.43	$0.29	$0.72	$(0.43)	$–	$(0.43)	$8.93	8.48%	$1,784,029	0.98%	0.98%	4.85%
B	8.63	0.36	0.29	0.65	(0.36)	–	(0.36)	8.92	7.66	35,026	1.80	1.75	4.08
C	8.63	0.36	0.29	0.65	(0.36)	–	(0.36)	8.92	7.69	2,031,516	1.72	1.72	4.10
I	8.65	0.45	0.29	0.74	(0.45)	–	(0.45)	8.94	8.74	1,817,957	0.73	0.73	5.10
R3	8.66	0.40	0.29	0.69	(0.40)	–	(0.40)	8.95	8.17	13,889	1.37	1.25	4.57
R4	8.63	0.42	0.29	0.71	(0.42)	–	(0.42)	8.92	8.47	11,283	1.06	1.00	4.80
R5	8.64	0.45	0.29	0.74	(0.45)	–	(0.45)	8.93	8.78	11,820	0.76	0.70	5.12
Y	8.63	0.45	0.29	0.74	(0.45)	–	(0.45)	8.92	8.85	75,994	0.65	0.65	5.18

For the Year Ended October 31, 2011 (D)
A	$8.81	$0.42	$(0.16)	$0.26	$(0.43)	$–	$(0.43)	$8.64	2.91%	$1,972,548	0.97%	0.97%	4.79%
B	8.81	0.35	(0.17)	0.18	(0.36)	–	(0.36)	8.63	2.00	41,006	1.79	1.75	4.01
C	8.81	0.36	(0.18)	0.18	(0.36)	–	(0.36)	8.63	2.03	2,106,199	1.72	1.72	4.05
I	8.82	0.45	(0.17)	0.28	(0.45)	–	(0.45)	8.65	3.16	1,568,922	0.72	0.72	5.03
R3	8.83	0.40	(0.17)	0.23	(0.40)	–	(0.40)	8.66	2.62	11,257	1.37	1.25	4.52
R4	8.81	0.42	(0.18)	0.24	(0.42)	–	(0.42)	8.63	2.76	6,048	1.06	1.00	4.78
R5	8.82	0.44	(0.17)	0.27	(0.45)	–	(0.45)	8.64	3.07	7,882	0.75	0.70	5.04
Y	8.80	0.45	(0.17)	0.28	(0.45)	–	(0.45)	8.63	3.24	115,997	0.65	0.65	5.11

See Portfolio Turnover information on the next page.

32

The Hartford Floating Rate Fund

Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2010 (D)
A	$8.30	$0.46	$0.51	$0.97	$(0.46)	$–	$(0.46)	$8.81	11.97%	$1,840,478	0.97%	0.97%	5.40%
B	8.30	0.40	0.50	0.90	(0.39)	–	(0.39)	8.81	11.11	47,006	1.78	1.75	4.64
C	8.29	0.40	0.52	0.92	(0.40)	–	(0.40)	8.81	11.27	1,945,470	1.72	1.72	4.65
I	8.31	0.48	0.51	0.99	(0.48)	–	(0.48)	8.82	12.22	1,202,589	0.74	0.74	5.62
R3	8.31	0.44	0.52	0.96	(0.44)	–	(0.44)	8.83	11.75	7,598	1.38	1.25	5.11
R4	8.30	0.46	0.51	0.97	(0.46)	–	(0.46)	8.81	11.93	2,339	1.07	1.00	5.37
R5	8.30	0.48	0.51	0.99	(0.47)	–	(0.47)	8.82	12.25	10,956	0.79	0.74	5.46
Y	8.29	0.49	0.51	1.00	(0.49)	–	(0.49)	8.80	12.35	101,560	0.65	0.65	5.73

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	75%
For the Year Ended October 31, 2013	78
For the Year Ended October 31, 2012	60
For the Year Ended October 31, 2011	96
For the Year Ended October 31, 2010	63

33

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Floating Rate Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Floating Rate Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

34

The Hartford Floating Rate Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

35

The Hartford Floating Rate Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

36

The Hartford Floating Rate Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford Floating Rate Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

38

The Hartford Floating Rate Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,005.50	$4.89	$1,000.00	$1,020.33	$4.93	0.97%	184	365
Class B	$1,000.00	$1,000.50	$8.82	$1,000.00	$1,016.38	$8.89	1.75	184	365
Class C	$1,000.00	$1,001.80	$8.64	$1,000.00	$1,016.58	$8.70	1.71	184	365
Class I	$1,000.00	$1,006.90	$3.54	$1,000.00	$1,021.68	$3.56	0.70	184	365
Class R3	$1,000.00	$1,004.10	$6.31	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class R4	$1,000.00	$1,004.20	$5.05	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class R5	$1,000.00	$1,005.70	$3.54	$1,000.00	$1,021.68	$3.57	0.70	184	365
Class Y	$1,000.00	$1,006.00	$3.24	$1,000.00	$1,021.98	$3.26	0.64	184	365

39

The Hartford Floating Rate Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Floating Rate Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

40

The Hartford Floating Rate Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

41

The Hartford Floating Rate Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has a permanent expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

42

The Hartford Floating Rate Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

43

The Hartford Floating Rate Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price) and call risk (the risk that an investment may be redeemed early).

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

The Hartford Floating Rate Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed income investments.

44

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

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and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

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as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

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c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-FR14 12/14 113974-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD FLOATING RATE HIGH INCOME FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Floating Rate High Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Floating Rate High Income Fund inception 09/30/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide high current income, and long-term total return.

Performance Overview 9/30/11 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	Since Inception▲
Floating Rate High Income A#	3.23%	7.39%
Floating Rate High Income A##	0.14%	6.33%
Floating Rate High Income C#	2.47%	6.58%
Floating Rate High Income C##	1.48%	6.58%
Floating Rate High Income I#	3.49%	7.68%
Floating Rate High Income R3#	2.93%	7.00%
Floating Rate High Income R4#	3.24%	7.32%
Floating Rate High Income R5#	3.45%	7.61%
Floating Rate High Income Y#	3.55%	7.64%
Credit Suisse Leveraged Loan Index	3.77%	6.82%

▲	Inception: 09/30/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate High Income Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Floating Rate High Income Class A	1.07%	1.15%
Floating Rate High Income Class C	1.82%	1.90%
Floating Rate High Income Class I	0.82%	0.86%
Floating Rate High Income Class R3	1.37%	1.52%
Floating Rate High Income Class R4	1.07%	1.21%
Floating Rate High Income Class R5	0.77%	0.91%
Floating Rate High Income Class Y	0.77%	0.82%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Michael J. Bacevich
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Floating Rate High Income Fund returned 3.23%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 3.77% for the same period. The Fund outperformed the 2.68% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter Gross Domestic Product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Federal Reserve to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened. The 3-year discount margin on the Credit Suisse Leveraged Loan Index widened over the twelve-month period.

In a period in which investors became less concerned about the possibility of rising interest rates, bank loan mutual funds saw periods of significant outflows. Through the first ten months of 2014, bank loan returns have lagged behind those of high yield bonds.

The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index. An out-of-benchmark allocation to high yield bonds contributed to relative performance given the outperformance of high yield over bank loans over the period. With respect to sector allocations, the Fund benefitted from being underweight Retail Stores and Utilities but lost performance relative to the benchmark due to underweight allocations to Media Cable and Transportation. Additionally, the Fund’s overweight allocation to European bank loans and high yield detracted from benchmark relative returns over the period, as concerns surrounding European economic growth caused spreads to widen.

Security selection was the primary contributor to the Fund’s benchmark-relative underperformance during the period. Issuers that

3

The Hartford Floating Rate High Income Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

detracted from performance included Momentive Performance Materials, a Chemicals company that manufactures silicone and quartz products. Momentive filed for Chapter 11 bankruptcy in April, 2014 and emerged after a restructuring in October. Other issuers which detracted from relative performance over the period included TXU, an electric utility company, which we did not have exposure to and is a large component of the benchmark. Despite filing for bankruptcy in 2014, TXU had strong performance. Another name that detracted from relative performance over the period was Paragon Offshore in the Energy sector. We believe that the company is well positioned to absorb any potential weakness and should remain cash flow positive even under a bear market scenario. Issuers that contributed to benchmark-relative performance included Nuveen Investments, which performed strongly due to its acquisition by TIAA-CREF during the period. An overweight position to TVN Finance Corporation in the Media Non-Cable also helped relative performance over the period. TVN is a leading broadcaster in Poland. Lastly, underweight positions in two issuers that underperformed also helped benchmark-relative performance over the period – Gymboree Corporation in the retail sector and Education Management, a consumer cyclicals company.

Over the period, the Fund had a small position in high yield credit default swap index (CDX), which had a marginally positive impact on benchmark relative performance. The CDX position is used for liquidity purposes and for tactically adjusting the risk posture of the Fund.

What is the outlook?

Our outlook for bank loans remains positive, albeit with diminished return expectations. While it appears that credit quality has begun to degrade slightly with the entry of some lower-quality first-time issuers, the sector’s overall credit fundamentals seem to remain strong. Despite recent retail mutual fund outflows, we believe issuance of collateralized loan obligations (a major source of demand) continues to be robust. According to JP Morgan, there has been over $110 billion in primary market issuance of Collateralized Loan Obligations (CLOs) in the first ten months of 2014. We believe current bank loan valuations are attractive given our view of a continued benign default environment over the next few years. Additionally, we believe that the long-term potential diversification benefits of bank loans and their floating-rate nature, particularly given low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

Our outlook for U.S. high-yield bonds remains positive, based on the steadily improving macroeconomic backdrop, our expectations that default levels will remain low, and positive corporate fundamentals. We believe that valuations are now more attractive, with spreads around their long-term historical averages, and reasonable for this point in the cycle; the trailing 12-month default rate remains below its long-term average. While we see that there has been a recent pickup in shareholder-friendly actions such as mergers and acquisition (M&A) activity and leveraged buyouts at the margin, we do not believe this is likely to affect default rates in the near to medium term.

At the end of the period, we maintained an out-of-benchmark allocation to high yield credit and favored the metals & mining, financial services, and energy sectors relative to the Credit Suisse Leveraged Loan Index.

Credit Exposure
as of October 31, 2014
Credit Rating *	Percentage of Net Assets
Baa/ BBB	0.8%
Ba/ BB	12.2
B	64.6
Caa/ CCC or Lower	16.1
Not Rated	3.1
Non-Debt Securities and Other Short-Term Instruments	4.8
Other Assets and Liabilities	(1.6)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type
as of October 31, 2014
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.4%
Exchange Traded Funds	1.7
Total	2.1%
Fixed Income Securities
Corporate Bonds	20.9%
Senior Floating Rate Interests	75.9
Total	96.8%
Short-Term Investments	2.7
Other Assets and Liabilities	(1.6)
Total	100.0%

4

The Hartford Floating Rate High Income Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 20.9%
		Accommodation and Food Services - 0.4%
		Sugarhouse HSP Gaming Prop Mezz L.P.
	$2,490	6.38%, 06/01/2021 ■‡	$2,384

		Agriculture, Forestry, Fishing and Hunting - 0.3%
		Tembec Industries, Inc.
	1,420	9.00%, 12/15/2019 ■‡	1,438

		Arts, Entertainment and Recreation - 1.3%
		Bougeot Bidco plc
GBP	2,000	7.88%, 07/15/2020 §	3,200
		Chester Downs & Marina LLC
	2,340	9.25%, 02/01/2020 ■	2,083
		Lin Television Corp. Media Genral Financial Sub
	1,000	5.88%, 11/15/2022 ■	1,007
		Snai S.p.A.
EUR	575	7.63%, 06/15/2018 §	712
			7,002
		Chemical Manufacturing - 0.7%
		Hexion Specialty Chemicals
	1,300	8.88%, 02/01/2018	1,285
		Momentive Performance Materials, Inc.
	2,740	3.88%, 10/24/2021	2,384
			3,669
		Computer and Electronic Product Manufacturing - 0.2%
		Ceridian LLC
	1,000	8.13%, 11/15/2017 ■	1,000

		Construction - 0.8%
		Empresas ICA S.A.B de C.V.
	1,425	8.88%, 05/29/2024 ■‡	1,446
		Paragon Offshore plc
	3,430	7.25%, 08/15/2024 ■‡	2,624
			4,070
		Finance and Insurance - 7.1%
		Access Bank plc
	1,500	9.25%, 06/24/2021 ■	1,507
		Banco do Brasil S.A.
	2,995	9.00%, 06/18/2024 ■♠	2,944
		Banco Santander S.A.
EUR	1,400	6.25%, 03/12/2049 §	1,717
		Bank of Ireland
EUR	650	10.00%, 07/30/2016 §	880
		Barclays Bank plc
	925	8.25%, 12/15/2018 ♠β	955
		BC Mountain LLC
	1,320	7.00%, 02/01/2021 ■	1,188
		Cimpor Financial Operations B.V.
	500	5.75%, 07/17/2024 ■	481
		Credit Agricole S.A.
	1,650	6.63%, 09/23/2019 ■♠Δ	1,610
	1,585	7.88%, 01/23/2024 ■♠	1,636
		Credit Suisse Group AG
	1,100	6.25%, 12/18/2024 ■♠Δ	1,070
	1,800	7.50%, 12/11/2023 ■♠	1,913
		HSBC Holdings plc
	940	5.63%, 01/17/2020 ♠	955
		Marfrig Holding Europe, B.V.
	3,000	6.88%, 06/24/2019 ■‡	3,045
		Nationstar Mortgage LLC
	1,960	6.50%, 07/01/2021	1,823
		Nationwide Building Society
GBP	1,200	6.88%, 03/11/2049 §	1,876
		Nuveen Investments, Inc.
	3,265	9.13%, 10/15/2017 ■‡	3,488
		Societe Generale
	1,470	6.00%, 01/27/2020 ■‡♠	1,386
	2,725	8.25%, 11/29/2018 §‡♠	2,879
		TMK OAO Via TMK Capital S.A.
	2,000	6.75%, 04/03/2020 §‡	1,802
		UniCredit S.p.A.
	1,850	8.00%, 06/03/2024 §♠	1,855
		YPF S.A.
	3,000	8.88%, 12/19/2018 §‡	3,135
			38,145
		Food Manufacturing - 0.2%
		Galapagos S.A.
EUR	1,000	4.83%, 06/15/2021 ■Δ	1,218

		Food Services - 0.5%
		Brakes Capital
EUR	1,335	5.08%, 12/15/2018 ■Δ	1,614
GBP	750	7.13%, 12/15/2018 §	1,170
			2,784
		Information - 3.0%
		Ancestry.com, Inc.
	3,150	9.63%, 10/15/2018 ■	3,142
		Equiniti Bondco plc
GBP	1,000	6.31%, 12/15/2018 ■Δ	1,596
		First Data Corp.
	973	11.75%, 08/15/2021	1,141
	951	14.50%, 09/24/2019 ■Þ	994
		Infor Software Parent LLC
	1,555	7.13%, 05/01/2021 ■	1,574
		VimpelCom Holdings B.V.
	2,000	5.20%, 02/13/2019 §‡	1,943
		Wind Acquisition Finance S.A.
EUR	1,685	4.08%, 07/15/2020 ■Δ	2,074
EUR	1,625	5.34%, 04/30/2019 ■Δ	2,042
EUR	1,500	7.00%, 04/23/2021 §	1,857
			16,363
		Machinery Manufacturing - 0.3%
		Titan International, Inc.
	2,000	6.88%, 10/01/2020	1,805

		Nonmetallic Mineral Product Manufacturing - 0.6%
		Ardagh Finance Holdings S.A.
EUR	1,460	8.38%, 06/15/2019 ■	1,738
	1,235	8.63%, 06/15/2019 ■	1,263
			3,001
		Other Services - 0.2%
		Abengoa Finance
EUR	905	6.00%, 03/31/2021 ■	1,103

		Petroleum and Coal Products Manufacturing - 1.4%
		American Energy - Permian Basin LLC
	4,400	6.74%, 08/01/2019 ■Δ	3,894
		Borets Finance Ltd.
	2,000	7.63%, 09/26/2018 §‡	1,940
		KCA Deutag
	935	7.25%, 05/15/2021 ■	832

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 20.9% - (continued)
		Petroleum and Coal Products Manufacturing - 1.4% - (continued)
		Kosmos Energy Ltd.
	$230	7.88%, 08/01/2021 §	$212
		Shelf Drilling Holdings Ltd.
	695	8.63%, 11/01/2018 ■	686
			7,564
		Retail Trade - 3.1%
		Albertson's Holdings LLC
	2,000	7.75%, 10/15/2022 ■	1,970
		Claire's Stores, Inc.
	3,500	9.00%, 03/15/2019 ■	3,570
		Galaxy Bidco Ltd.
GBP	2,500	5.56%, 11/15/2019 ■Δ	3,903
		Matalan Finance plc
GBP	1,385	6.88%, 06/01/2019 ■‡	2,120
GBP	1,000	6.88%, 06/01/2019	1,530
		Michaels Stores, Inc.
	612	7.50%, 08/01/2018 ■	621
		Picard Groupe S.A.
EUR	580	4.46%, 08/01/2019 ■Δ	727
		Stretford 79 plc
GBP	1,665	4.81%, 12/29/2049 ■Δ	2,387
			16,828
		Utilities - 0.4%
		Genon Energy, Inc.
	2,000	7.88%, 06/15/2017 ‡	2,025

		Wholesale Trade - 0.4%
		Dynegy, Inc.
	1,905	6.75%, 11/01/2019 ■	1,972

		Total Corporate Bonds
		(Cost $116,394)	$112,371

Senior Floating Rate Interests ♦ - 75.9%
		Accommodation and Food Services - 0.4%
		CityCenter Holdings LLC
	$1,478	4.25%, 10/16/2020	$1,467
		ESH Hospitality, Inc.
	195	5.00%, 06/24/2019	196
		Four Seasons Holdings, Inc.
	640	6.25%, 12/28/2020	642
			2,305
		Administrative, Support, Waste Management and Remediation Services - 4.3%
		Acosta Holdco, Inc.
	2,855	5.00%, 09/26/2021	2,856
		Audio Visual Services Group, Inc.
	1,234	4.50%, 01/25/2021	1,224
		Brickman Group Holdings, Inc.
	481	4.00%, 12/18/2020	473
	3,587	7.50%, 12/17/2021	3,523
		Filtration Group, Inc.
	422	4.50%, 11/20/2020	420
	520	8.25%, 11/22/2021	518
		Ipreo Holdings LLC
	1,435	4.25%, 08/06/2021	1,403
		PRA Holdings, Inc.
	3,211	4.50%, 09/23/2020	3,166
		ServiceMaster (The) Co.
	9,901	4.25%, 07/01/2021	9,804
			23,387
		Agriculture, Construction, Mining and Machinery - 1.6%
		International Equipment Solutions LLC
	1,426	6.75%, 08/16/2019	1,426
		Minimax
EUR	896	4.25%, 08/14/2020	954
		Signode Industrial Group US, Inc.
	2,870	4.00%, 05/01/2021	2,814
EUR	534	4.25%, 05/01/2021	666
		Veyance Technologies, Inc.
	2,755	5.25%, 09/08/2017	2,745
			8,605
		Air Transportation - 0.3%
		Landmark Aviation
	1,830	4.75%, 10/25/2019	1,816
			1,816
		Arts, Entertainment and Recreation - 10.7%
		24 Hour Fitness Worldwide, Inc.
	3,491	4.75%, 05/28/2021	3,483
		Aristocrat Leisure Ltd.
	3,525	4.75%, 10/20/2021	3,497
		Caesars Entertainment Operating Co., Inc.
	678	6.99%, 03/01/2017	607
	3,990	9.75%, 01/28/2018	3,681
		Caesars Entertainment Resort Properties LLC
	2,985	7.00%, 10/11/2020	2,843
		Caesars Growth Property Holdings LLC
	5,551	6.25%, 05/08/2021	5,232
		Formula One Holdings
	4,417	4.75%, 07/30/2021	4,380
	2,830	7.75%, 07/29/2022	2,818
		Hoyts Group Holdings LLC
	2,726	4.00%, 05/29/2020	2,685
	1,140	8.25%, 11/30/2020	1,128
		ION Media Networks, Inc.
	893	5.00%, 12/18/2020	891
		Numericable
	2,735	4.50%, 05/21/2020	2,739
		Salem Communications Corp.
	1,896	4.50%, 03/13/2020	1,865
		Scientific Games International, Inc.
	5,760	6.00%, 10/01/2021	5,635
		Station Casinos LLC
	4,057	4.25%, 03/02/2020	4,009
		Templar Energy
	3,240	8.50%, 11/25/2020	2,919
		Tribune Co.
	4,565	4.00%, 12/27/2020	4,524
		Univision Communications, Inc.
	2,549	4.00%, 03/01/2020	2,521
		XO Communications LLC
	1,920	4.25%, 03/20/2021	1,900
			57,357
		Beverage and Tobacco Product Manufacturing - 0.5%
		DE Master Blenders 1753 N.V.
	2,915	3.50%, 07/23/2021	2,886

The accompanying notes are an integral part of these financial statements.

6

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 75.9% - (continued)
		Chemical Manufacturing - 2.4%
		Arysta LifeScience Corp.
	$593	4.50%, 05/29/2020	$590
		CeramTec
	253	4.25%, 08/28/2020	252
EUR	170	4.75%, 08/28/2020	214
		Cytec Industries, Inc.
	103	4.50%, 10/03/2019	102
		Exopack LLC
	769	5.25%, 05/08/2019	771
		Faenza Acquisition Gmbh
	101	4.25%, 08/28/2020	101
EUR	560	4.75%, 08/28/2020	703
		Monarch, Inc.
	198	4.50%, 10/03/2019	197
		Pinnacle Operating Corp.
	818	4.75%, 11/15/2018	812
		Solenis International L.P.
	1,435	4.25%, 07/31/2021	1,414
EUR	1,500	4.50%, 07/31/2021	1,881
		Univar, Inc.
	3,945	5.00%, 06/30/2017	3,915
		Utex Industries, Inc.
	1,297	5.00%, 05/21/2021	1,278
	750	8.25%, 05/20/2022	740
			12,970
		Computer and Electronic Product Manufacturing - 1.9%
		Ceridian LLC
	2,073	4.50%, 05/09/2017	2,055
		Freescale Semiconductor, Inc.
	2,282	4.25%, 02/28/2020	2,249
	2,633	5.00%, 01/15/2021	2,627
		Micro Focus International
	3,500	5.25%, 10/07/2021 ☼	3,372
			10,303
		Construction - 1.3%
		Brand Energy & Infrastructure Services, Inc.
	1,752	4.75%, 11/26/2020	1,740
		Brock Holdings III, Inc.
	457	6.00%, 03/16/2017	449
	402	10.00%, 03/16/2018	392
		Pike Corp.
	2,640	5.25%, 10/01/2021 ☼	2,620
	1,875	8.25%, 04/03/2021 ☼	1,836
			7,037
		Fabricated Metal Product Manufacturing - 0.4%
		Ameriforge Group, Inc.
	2,025	5.00%, 12/19/2019	2,008

		Finance and Insurance - 7.3%
		Asurion LLC
	2,344	5.00%, 05/24/2019	2,344
	1,430	8.50%, 03/03/2021	1,452
		Capital Automotive L.P.
	470	6.00%, 04/30/2020	475
		Cooper Gay Swett & Crawford Ltd.
	1,269	5.00%, 04/16/2020	1,142
	2,430	8.25%, 10/16/2020	2,041
		Evertec LLC
	2,028	3.50%, 04/17/2020	1,991
		Guggenheim Partners LLC
	896	4.25%, 07/22/2020	890
		Hub International Ltd.
	3,911	4.25%, 10/02/2020	3,857
		Interactive Data Corp.
	2,110	4.75%, 05/02/2021	2,109
		ION Trading Technologies Ltd.
EUR	3,192	4.50%, 06/10/2021	3,971
	2,210	7.25%, 06/10/2022	2,173
		National Financial Partners Corp.
	1,433	4.50%, 07/01/2020	1,420
		Santander Asset Management S.A.
EUR	1,985	4.50%, 12/17/2020	2,486
		Sedgwick CMS Holdings, Inc.
	3,094	3.75%, 03/01/2021	3,004
	2,500	6.75%, 02/28/2022	2,425
		USI Insurance Services LLC
	1,368	4.25%, 12/27/2019	1,353
		Walter Investment Management Corp.
	6,508	4.75%, 12/18/2020	6,117
			39,250
		Food Manufacturing - 2.1%
		Burton's Foods Ltd.
GBP	1,500	5.55%, 11/27/2020	2,340
		Hearthside Food Solutions
	2,005	4.50%, 06/02/2021	1,991
		Hostess Brands, Inc.
	2,433	6.75%, 04/09/2020	2,474
		Milk Specialties Co.
	485	7.50%, 11/09/2018	477
		Roundy's Supermarkets, Inc.
	4,507	5.75%, 03/03/2021	4,000
			11,282
		Furniture and Related Product Manufacturing - 0.4%
		Wilsonart International Holdings LLC
	2,397	4.00%, 10/31/2019	2,357

		Health Care and Social Assistance - 6.3%
		American Renal Holdings, Inc.
	1,052	4.50%, 08/20/2019	1,032
	1,430	8.50%, 03/20/2020	1,401
		Ardent Medical Services, Inc.
	457	6.75%, 07/02/2018	457
		DJO Finance LLC
	801	4.25%, 09/15/2017	796
		DSI Renal, Inc.
	773	4.50%, 04/23/2021	765
	1,050	7.75%, 10/22/2021	1,045
		Healogics, Inc.
	935	5.25%, 07/01/2021	929
		Ikaria Acquisition, Inc.
	640	5.00%, 02/12/2021	640
	385	8.75%, 02/14/2022	385
		Immucor, Inc.
	488	5.00%, 08/19/2018	487
		inVentiv Health, Inc.
	5,739	7.75%, 05/15/2018	5,659
		One Call Medical, Inc.
	3,495	5.00%, 11/27/2020	3,478

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 75.9% - (continued)
		Health Care and Social Assistance - 6.3% - (continued)
		Ortho-Clinical Diagnostics, Inc.
	$3,037	4.75%, 06/30/2021	$3,004
		Pharmedium Healthcare Corp.
	388	4.25%, 01/28/2021	381
	580	7.75%, 01/28/2022	579
		STHI Holding Corp.
	3,290	4.50%, 08/06/2021	3,269
		Surgery Center Holdings, Inc.
	995	5.25%, 07/24/2020 ☼	993
	3,300	8.50%, 07/23/2021 ☼	3,236
		Truven Health Analytics, Inc.
	930	4.50%, 06/06/2019	911
		US Renal Care, Inc.
	2,393	4.25%, 07/03/2019	2,375
	1,140	8.50%, 01/03/2020	1,140
	666	10.25%, 01/03/2020	668
			33,630
		Health Care Providers and Services - 0.3%
		CRC Health Corp.
	1,692	5.25%, 03/29/2021	1,696

		Information - 7.6%
		Cabovisao-Televisao Por Cabo S.A.
	4,025	5.50%, 07/02/2019	4,045
		First Data Corp.
	2,410	3.65%, 09/24/2018	2,386
	2,323	4.15%, 03/24/2021	2,307
		Hyland Software, Inc.
	657	4.75%, 02/19/2021	654
		Kronos, Inc.
	3,904	4.50%, 10/30/2019	3,884
	2,259	9.75%, 04/30/2020	2,316
		Level 3 Communications, Inc.
	1,920	4.00%, 08/01/2019	1,907
	4,000	5.25%, 06/15/2015 ☼	3,990
		Level 3 Financing, Inc.
	2,270	4.50%, 01/31/2022 ☼	2,279
		Light Tower Fiber LLC
	637	4.00%, 04/13/2020	629
	1,319	8.00%, 04/12/2021	1,307
		MISYS plc
	1,788	5.00%, 12/12/2018	1,788
		Novell, Inc.
	1,214	7.25%, 11/22/2017	1,213
		Peak 10, Inc.
	703	5.00%, 06/17/2021	699
	1,845	8.25%, 06/17/2022	1,820
		RedPrairie Corp.
	2,524	6.00%, 12/21/2018	2,441
		TransFirst Holding, Inc.
	750	8.00%, 06/27/2018	749
		Virgin Media Investment Holdings Ltd.
GBP	3,200	4.25%, 06/30/2023	5,078
		Zayo Group LLC
	1,477	4.00%, 07/02/2019	1,463
			40,955
		Media - 0.3%
		Media General, Inc.
	1,419	4.25%, 07/31/2020	1,408

		Mining - 2.8%
		American Rock Salt Holdings LLC
	2,658	4.75%, 05/20/2021	2,632
	1,635	8.00%, 05/20/2022	1,639
		Arch Coal, Inc.
	8,542	6.25%, 05/16/2018	7,529
		BWAY Holding Co.
	3,426	5.50%, 08/14/2020	3,439
			15,239
		Miscellaneous Manufacturing - 0.3%
		Hamilton Sundstrand Corp.
	1,207	4.00%, 12/13/2019	1,185
		Sequa Corp.
	643	5.25%, 06/19/2017	611
			1,796
		Motor Vehicle and Parts Manufacturing - 0.5%
		Navistar, Inc.
	1,915	5.75%, 08/17/2017	1,918
		Tower Automotive Holdings USA LLC
	995	4.00%, 04/23/2020	982
			2,900
		Nonmetallic Mineral Product Manufacturing - 0.2%
		Ardagh Holdings USA, Inc.
	990	4.00%, 12/17/2019	979

		Other Services - 1.7%
		Alliance Laundry Systems LLC
	970	4.25%, 12/10/2018	959
		Apex Tool Group LLC
	2,276	4.50%, 01/31/2020	2,156
		Gardner Denver, Inc.
	5,245	4.25%, 07/30/2020	5,167
		Husky International Ltd.
	900	7.25%, 06/30/2022	880
			9,162
		Petroleum and Coal Products Manufacturing - 6.8%
		American Energy-Marcellus LLC
	3,560	5.25%, 08/04/2020	3,462
	830	8.50%, 08/04/2021	791
		Callon Petroleum Co.
	1,800	8.50%, 10/08/2021 ☼	1,773
		Chief Exploration & Development
	3,115	7.50%, 05/16/2021	2,990
		Crosby Worldwide Ltd.
	3,226	4.00%, 11/23/2020	3,087
		Drillships Ocean Ventures, Inc.
	2,700	5.50%, 07/25/2021 ☼	2,586
		Jefferson Gulf Coast Energy Partners LLC
	2,000	9.00%, 02/27/2018 ☼	1,950
		KCA Deutag
	2,848	6.25%, 05/15/2020	2,748
		Ocean Rig ASA
	3,521	6.00%, 03/31/2021 ☼	3,359
		Pacific Drilling S.A.
	514	4.50%, 06/03/2018	491
		Samson Investment Co.
	4,785	5.00%, 09/25/2018 ☼	4,405
		Seadrill Ltd.
	6,135	4.00%, 02/21/2021	5,789

The accompanying notes are an integral part of these financial statements.

8

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 75.9% - (continued)
	Petroleum and Coal Products Manufacturing - 6.8% - (continued)
	Shelf Drilling International Holdings Ltd.
$3,435	10.00%, 10/08/2018	$3,383
		36,814
	Pipeline Transportation - 0.6%
	EMG Utica LLC
535	4.75%, 03/27/2020	529
	Philadelphia Energy Solutions LLC
2,898	6.25%, 04/04/2018	2,732
		3,261
	Primary Metal Manufacturing - 0.1%
	WireCo WorldGroup, Inc.
273	6.00%, 02/15/2017	273

	Professional, Scientific and Technical Services - 2.9%
	Advantage Sales & Marketing, Inc.
3,260	4.25%, 07/23/2021	3,229
1,895	7.50%, 07/25/2022	1,880
	Affinion Group, Inc., Tranche B Term Loan
6,875	6.75%, 04/30/2018	6,646
	AlixPartners LLP
293	4.00%, 07/10/2020	289
141	9.00%, 07/10/2021	143
	MoneyGram International, Inc.
2,423	4.25%, 03/27/2020	2,342
	Paradigm Ltd.
975	4.75%, 07/30/2019	951
		15,480
	Real Estate, Rental and Leasing - 1.5%
	DTZ U.S. Borrower LLC
2,815	5.00%, 10/23/2021 - 10/28/2021 ☼	2,813
1,775	8.25%, 10/28/2022 ☼	1,779
	Fly Leasing Ltd.
870	4.50%, 08/09/2019	869
	Neff Corp.
2,520	7.25%, 06/09/2021	2,526
	Realogy Corp., Extended Credit Linked Deposit
38	4.41%, 10/10/2016	38
		8,025
	Retail Trade - 6.1%
	Albertson's LLC
3,710	4.50%, 08/25/2021	3,711
	American Tire Distributors, Inc.
1,186	5.75%, 06/01/2018	1,184
	Amscan Holdings, Inc.
1,792	4.00%, 07/27/2019	1,754
	Cooper-Standard Automotive, Inc.
888	4.00%, 04/04/2021	878
	Hillman (The) Cos., Inc.
2,514	4.50%, 06/30/2021	2,491
	Lands' End, Inc.
4,607	4.25%, 04/04/2021	4,495
	Mauser-Werke GmbH
1,180	4.50%, 07/31/2021	1,161
2,570	8.25%, 07/31/2022	2,518
	Metaldyne Performance Group, Inc.
2,710	4.50%, 10/20/2021 ☼	2,710
	Neiman Marcus (The) Group, Inc.
4,226	4.25%, 10/25/2020	4,168
	Quikrete (The) Companies, Inc.
535	7.00%, 03/26/2021	540
	Rite Aid Corp.
725	5.75%, 08/21/2020	729
	Sports (The) Authority, Inc.
2,653	7.50%, 11/16/2017	2,494
	Supervalu, Inc.
2,659	4.50%, 03/21/2019	2,623
	Weight Watchers International, Inc.
1,492	4.00%, 04/02/2020	1,138
		32,594
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Revlon Consumer Products Corp.
1,787	4.00%, 10/08/2019	1,765

	Truck Transportation - 0.4%
	Nexeo Solutions LLC
2,253	5.00%, 09/08/2017 - 09/09/2017	2,222
		2,222
	Utilities - 2.5%
	Exgen Texas Power LLC
3,500	5.75%, 09/18/2021	3,500
	La Frontera Generation LLC
681	4.50%, 09/30/2020	676
	PowerTeam Services LLC
444	4.25%, 05/06/2020	433
665	8.25%, 11/06/2020	645
	Sandy Creek Energy Associates L.P.
1,795	5.00%, 11/09/2020	1,785
	Star West Generation LLC
1,244	4.25%, 03/13/2020	1,231
	Texas Competitive Electric Holdings Co. LLC
7,000	4.65%, 10/10/2017 Ψ	5,090
		13,360
	Wholesale Trade - 1.1%
	Gates Global LLC
5,590	4.25%, 07/05/2021	5,520
	Harbor Freight Tools
358	4.75%, 07/26/2019	357
		5,877
	Total Senior Floating Rate Interests
	(Cost $416,155)	$408,999

Common Stocks - 0.4%
	Software and Services - 0.4%
69	Momentive Performance Materials, Inc. ⌂●†	$2,352
		2,352
	Total Common Stocks
	(Cost $2,497)	$2,352

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Exchange Traded Funds - 1.7%
	Other Investment Pools and Funds - 1.7%
32	iShares iBoxx $ High Yield Corporate Bond ETF		$2,953
117	PowerShares Senior Loan Portfolio		2,857
29	SPDR Barclays Short Term High Yield Bond ETF		866
44	SPDR Blackstone/GSO Senior Loan ETF		2,160
			8,836
	Total Exchange Traded Funds
	(Cost $8,924)		$8,836

	Total Long-Term Investments
	(Cost $543,970)		$532,558

Short-Term Investments - 2.7%
	Other Investment Pools and Funds - 2.7%
14,585	JP Morgan U.S. Government Money Market Fund		$14,585

	Total Short-Term Investments
	(Cost $14,585)		$14,585

	Total Investments
	(Cost $558,555) ▲	101.6%	$547,143
	Other Assets and Liabilities	(1.6)%	(8,373)
	Total Net Assets	100.0%	$538,770

The accompanying notes are an integral part of these financial statements.

10

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $558,556 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,740
Unrealized Depreciation	(13,153)
Net Unrealized Depreciation	$(11,413)

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $2,352, which represents 0.4% of total net assets.

•	Non-income producing.

Ψ	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $73,290, which represents 13.6% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $25,178, which represents 4.7% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2014	69	Momentive Performance Materials, Inc.	$2,497

At October 31, 2014, the aggregate value of these securities was $2,352, which represents 0.4% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Þ	This security may pay interest in the form of additional principal in lieu of cash.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $30,755 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CAD	Buy	11/28/2014	RBC	$29	$29	$–	$–
EUR	Buy	11/04/2014	HSBC	742	742	–	–
EUR	Sell	11/28/2014	HSBC	742	742	–	–
EUR	Sell	11/28/2014	JPM	26,586	26,306	280	–
GBP	Sell	11/28/2014	CBK	24,450	24,415	35	–
GBP	Sell	11/28/2014	UBS	420	419	1	–
GBP	Sell	11/28/2014	WEST	1,267	1,262	5	–
Total						$321	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
RBC	RBC Dominion Securities, Inc.
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound

Other Abbreviations:
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$2,352	$–	$–	$2,352
Corporate Bonds	112,371	–	112,371	–
Exchange Traded Funds	8,836	8,836	–	–
Senior Floating Rate Interests	408,999	–	408,999	–
Short-Term Investments	14,585	14,585	–	–
Total	$547,143	$23,421	$521,370	$2,352
Foreign Currency Contracts *	$321	$–	$321	$–
Total	$321	$–	$321	$–
Liabilities:
Foreign Currency Contracts *	$–	$–	$–	$–
Total	$–	$–	$–	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.
Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2014
Assets:
Common Stocks	$—	$—	$(145	)*	$—	$2,497	$—	$—	$—	$2,352
Total	$—	$—	$(145)		$—	$2,497	$—	$—	$—	$2,352

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(145).

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate High Income Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $558,555)	$547,143
Cash	1,738
Unrealized appreciation on foreign currency contracts	321
Receivables:
Investment securities sold	28,882
Fund shares sold	10,705
Dividends and interest	3,837
Other assets	214
Total assets	592,840
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Bank overdraft — foreign cash	3,791
Payables:
Investment securities purchased	39,911
Fund shares redeemed	10,135
Investment management fees	72
Dividends	38
Administrative fees	—
Distribution fees	32
Accrued expenses	65
Other liabilities	26
Total liabilities	54,070
Net assets	$538,770
Summary of Net Assets:
Capital stock and paid-in-capital	$542,089
Undistributed net investment income	832
Accumulated net realized gain	7,039
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(11,190)
Net assets	$538,770

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.54/$10.87
Shares outstanding	18,132
Net assets	$191,162
Class C: Net asset value per share	$10.54
Shares outstanding	11,235
Net assets	$118,465
Class I: Net asset value per share	$10.55
Shares outstanding	19,658
Net assets	$207,458
Class R3: Net asset value per share	$10.52
Shares outstanding	274
Net assets	$2,886
Class R4: Net asset value per share	$10.52
Shares outstanding	286
Net assets	$3,015
Class R5: Net asset value per share	$10.52
Shares outstanding	239
Net assets	$2,515
Class Y: Net asset value per share	$10.52
Shares outstanding	1,261
Net assets	$13,269

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate High Income Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$543
Interest	26,748
Less: Foreign tax withheld	(38)
Total investment income	27,253

Expenses:
Investment management fees	3,513
Administrative services fees
Class R3	6
Class R4	5
Class R5	3
Transfer agent fees
Class A	153
Class C	100
Class I	112
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	497
Class C	1,102
Class R3	14
Class R4	8
Custodian fees	21
Accounting services fees	91
Registration and filing fees	183
Board of Directors' fees	13
Audit fees	14
Other expenses	79
Total expenses (before waivers)	5,914
Expense waivers	(266)
Total waivers	(266)
Total expenses, net	5,648
Net Investment Income	21,605
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	4,246
Net realized gain on foreign currency contracts	3,180
Net realized gain on other foreign currency transactions	16
Net Realized Gain on Investments and Foreign Currency Transactions	7,442
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(15,534)
Net unrealized appreciation of foreign currency contracts	397
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(187)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(15,324)
Net Loss on Investments and Foreign Currency Transactions	(7,882)
Net Increase in Net Assets Resulting from Operations	$13,723

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate High Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$21,605	$9,963
Net realized gain on investments and foreign currency transactions	7,442	1,252
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(15,324)	2,355
Net Increase in Net Assets Resulting from Operations	13,723	13,570
Distributions to Shareholders:
From net investment income
Class A	(8,552)	(4,424)
Class C	(3,922)	(2,052)
Class I	(7,859)	(2,553)
Class R3	(111)	(104)
Class R4	(144)	(115)
Class R5	(124)	(122)
Class Y	(567)	(526)
Total from net investment income	(21,279)	(9,896)
From net realized gain on investments
Class A	(498)	(470)
Class C	(266)	(243)
Class I	(394)	(138)
Class R3	(8)	(21)
Class R4	(8)	(21)
Class R5	(9)	(23)
Class Y	(31)	(96)
Total from net realized gain on investments	(1,214)	(1,012)
Total distributions	(22,493)	(10,908)
Capital Share Transactions:
Class A	30,419	116,068
Class C	31,050	64,441
Class I	91,588	103,743
Class R3	369	285
Class R4	412	328
Class R5	124	141
Class Y	2,575	624
Net increase from capital share transactions	156,537	285,630
Net Increase in Net Assets	147,767	288,292
Net Assets:
Beginning of period	391,003	102,711
End of period	$538,770	$391,003
Undistributed (distributions in excess of) net investment income	$832	$91

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate High Income Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Floating Rate High Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which

17

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment

18

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

19

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of October 31, 2014.

20

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$321	$—	$—	$—	$—	$321
Total	$—	$321	$—	$—	$—	$—	$321

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$3,180	$—	$—	$—	$—	$3,180
Total	$—	$3,180	$—	$—	$—	$—	$3,180

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$397	$—	$—	$—	$—	$397
Total	$—	$397	$—	$—	$—	$—	$397

21

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's ("FCM") custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$321	$—	$—	$—	$321
Total subject to a master netting or similar arrangement	$321	$—	$—	$—	$321

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—
Total subject to a master netting or similar arrangement	$—	$—	$—	$—	$—

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e.,

22

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$22,169	$10,807
Long-Term Capital Gains ‡	328	83

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

23

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$5,116
Undistributed Long-Term Capital Gain	3,133
Unrealized Depreciation*	(11,512)
Total Accumulated Deficit	$(3,263)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$415
Accumulated Net Realized Gain (Loss)	(415)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

24

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $2 billion	0.6500%
On next $2.5 billion	0.6400%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.75%

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $589 and contingent deferred sales charges of $28 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

25

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class		Percentage of Fund
Class R3	85%		—	%*
Class R4	82		—	*
Class R5	100	†	—	*
Class Y	85		2

*	Percentage rounds to zero.
†	Percentage rounds to 100%.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$657,771	$—	$657,771
Sales Proceeds	496,977	—	496,977

26

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	15,342	835	(13,334)	2,843	14,447	449	(3,985)	10,911
Amount	$164,415	$8,950	$(142,946)	$30,419	$153,788	$4,767	$(42,487)	$116,068
Class C
Shares	6,368	381	(3,855)	2,894	6,752	211	(911)	6,052
Amount	$68,330	$4,080	$(41,360)	$31,050	$71,912	$2,229	$(9,700)	$64,441
Class I
Shares	24,435	734	(16,672)	8,497	11,673	234	(2,168)	9,739
Amount	$262,321	$7,865	$(178,598)	$91,588	$124,345	$2,492	$(23,094)	$103,743
Class R3
Shares	26	10	(2)	34	20	12	(5)	27
Amount	$280	$109	$(20)	$369	$212	$124	$(51)	$285
Class R4
Shares	125	13	(99)	39	20	12	(2)	30
Amount	$1,339	$141	$(1,068)	$412	$219	$131	$(22)	$328
Class R5
Shares	71	12	(71)	12	14	13	(14)	13
Amount	$763	$123	$(762)	$124	$148	$144	$(151)	$141
Class Y
Shares	372	56	(188)	240	1	59	(1)	59
Amount	$4,002	$598	$(2,025)	$2,575	$7	$622	$(5)	$624
Total
Shares	46,739	2,041	(34,221)	14,559	32,927	990	(7,086)	26,831
Amount	$501,450	$21,866	$(366,779)	$156,537	$350,631	$10,509	$(75,510)	$285,630

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

27

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

28

The Hartford Floating Rate High Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$(0.50)	$10.54	3.23%		$191,162	1.10%		1.05%		4.35%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	(0.42)	10.54	2.47		118,465	1.87		1.80		3.61
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	(0.52)	10.55	3.49		207,458	0.84		0.80		4.62
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	(0.46)	10.52	2.93		2,886	1.48		1.35		4.06
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	(0.50)	10.52	3.24		3,015	1.18		1.05		4.35
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	(0.53)	10.52	3.45		2,515	0.88		0.75		4.65
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	(0.53)	10.52	3.55		13,269	0.78		0.75		4.66

For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$(0.60)	$10.70	6.78%		$163,631	1.13%		1.05%		4.53%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	(0.52)	10.70	5.98		89,287	1.88		1.80		3.78
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	(0.62)	10.71	7.15		119,549	0.84		0.80		4.73
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	(0.57)	10.68	6.47		2,560	1.50		1.35		4.32
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	(0.60)	10.68	6.79		2,642	1.19		1.05		4.62
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	(0.63)	10.68	7.11		2,427	0.89		0.75		4.93
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	(0.63)	10.68	7.11		10,907	0.80		0.75		4.92

For the Year Ended October 31, 2012
A	$10.20	$0.62	$0.42	$1.04	$(0.64)	$–	$(0.64)	$10.60	10.54%		$46,387	1.31%		1.04%		5.93%
C	10.20	0.54	0.42	0.96	(0.56)	–	(0.56)	10.60	9.70		24,263	2.05		1.78		5.18
I	10.20	0.65	0.42	1.07	(0.67)	–	(0.67)	10.60	10.80		15,072	1.05		0.78		6.23
R3	10.20	0.61	0.38	0.99	(0.61)	–	(0.61)	10.58	9.98		2,252	1.72		1.35		5.85
R4	10.20	0.64	0.38	1.02	(0.64)	–	(0.64)	10.58	10.31		2,292	1.42		1.05		6.15
R5	10.20	0.67	0.38	1.05	(0.67)	–	(0.67)	10.58	10.64		2,264	1.12		0.75		6.45
Y	10.20	0.67	0.38	1.05	(0.67)	–	(0.67)	10.58	10.64		10,181	1.02		0.75		6.45

From September 30, 2011 (commencement of operations), through October 31, 2011
A(D)	$10.00	$0.03	$0.20	$0.23	$(0.03)	$–	$(0.03)	$10.20	2.25	%(E)	$6,855	1.29	%(F)	1.00	%(F)	4.72	%(F)
C(D)	10.00	0.03	0.19	0.22	(0.02)	–	(0.02)	10.20	2.19	(E)	3,101	2.07	(F)	1.78	(F)	4.21	(F)
I(D)	10.00	0.04	0.19	0.23	(0.03)	–	(0.03)	10.20	2.28	(E)	2,611	1.05	(F)	0.76	(F)	5.10	(F)
R3(D)	10.00	0.03	0.19	0.22	(0.02)	–	(0.02)	10.20	2.22	(E)	2,044	1.74	(F)	1.35	(F)	4.25	(F)
R4(D)	10.00	0.03	0.20	0.23	(0.03)	–	(0.03)	10.20	2.25	(E)	2,044	1.44	(F)	1.05	(F)	4.55	(F)
R5(D)	10.00	0.04	0.19	0.23	(0.03)	–	(0.03)	10.20	2.28	(E)	2,045	1.14	(F)	0.75	(F)	4.85	(F)
Y(D)	10.00	0.04	0.19	0.23	(0.03)	–	(0.03)	10.20	2.27	(E)	9,195	1.04	(F)	0.75	(F)	4.85	(F)

See Portfolio Turnover information on the next page.

29

The Hartford Floating Rate High Income Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Commenced operations on September 30, 2011.
(E)	Not annualized.
(F)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	100%
For the Year Ended October 31, 2013	59
For the Year Ended October 31, 2012	67
From September 30, 2011 (commencement of operations) through October 31, 2011	–	(A)

(A)	Not annualized.

30

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Floating Rate High Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Floating Rate High Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 18, 2014

31

The Hartford Floating Rate High Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

32

The Hartford Floating Rate High Income Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

33

The Hartford Floating Rate High Income Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Floating Rate High Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

35

The Hartford Floating Rate High Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,003.90	$5.30	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class C	$1,000.00	$1,000.10	$9.07	$1,000.00	$1,016.13	$9.15	1.80	184	365
Class I	$1,000.00	$1,005.10	$4.04	$1,000.00	$1,021.17	$4.08	0.80	184	365
Class R3	$1,000.00	$1,002.40	$6.81	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R4	$1,000.00	$1,003.90	$5.30	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class R5	$1,000.00	$1,004.40	$3.79	$1,000.00	$1,021.43	$3.82	0.75	184	365
Class Y	$1,000.00	$1,005.40	$3.79	$1,000.00	$1,021.43	$3.82	0.75	184	365

36

The Hartford Floating Rate High Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Floating Rate High Income Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

37

The Hartford Floating Rate High Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

38

The Hartford Floating Rate High Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

39

The Hartford Floating Rate High Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

40

The Hartford Floating Rate High Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price) and call risk (the risk that an investment may be redeemed early).

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

The Hartford Floating Rate High Income Fund should not be considered an alternative to CDs or money market funds. The Fund is for investors who are looking to complement their traditional fixed income investments.

41

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-FRHI14 12/14 113975-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD GLOBAL ALL-ASSET FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Global All-Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global All-Asset Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide long-term total return.

Performance Overview 5/28/10 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	Since Inception▲
Global All-Asset A#	4.18%	6.86%
Global All-Asset A##	-1.55%	5.50%
Global All-Asset C#	3.30%	6.05%
Global All-Asset C##	2.30%	6.05%
Global All-Asset I#	4.43%	7.14%
Global All-Asset R3#	3.86%	6.57%
Global All-Asset R4#	4.18%	6.90%
Global All-Asset R5#	4.49%	7.17%
Global All-Asset Y#	4.54%	7.21%
Barclays Global Aggregate USD Hedged Index	5.32%	4.16%
Barclays U.S. Aggregate Bond Index	4.14%	3.99%
Global All-Asset Fund Blended Index	7.20%	9.52%
MSCI All Country World Index	8.32%	12.78%

▲	Inception: 05/28/2010
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays Global Aggregate USD Hedged Index represents the global investment-grade fixed-income markets.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Global All-Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC (HFMC) and represents the weighted return of 40% Barclays Global Aggregate USD Hedged Index and 60% MSCI All Country World Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices.

The Fund has changed its benchmark from the Barclays U.S. Aggregate Bond Index to the Barclays Global Aggregate Hedged USD Index. HFMC believes that the Barclays Global Aggregate USD Hedged Index better reflects the Fund’s investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global All-Asset Fund

Manager Discussion

October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Global All-Asset Class A	1.26%	1.38%
Global All-Asset Class C	2.01%	2.12%
Global All-Asset Class I	1.01%	1.09%
Global All-Asset Class R3	1.51%	1.71%
Global All-Asset Class R4	1.21%	1.43%
Global All-Asset Class R5	0.96%	1.10%
Global All-Asset Class Y	0.91%	1.00%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Scott M. Elliott	Brian M. Garvey	Stephen A. Gorman, CFA
Senior Vice President and Asset Allocation Portfolio Manager	Vice President and Asset Allocation Portfolio Manager	Vice President and Director of Tactical Asset Allocation

How did the Fund perform?

The Class A shares of The Hartford Global All-Asset Fund returned 4.18%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s custom benchmark (60% MSCI All Country World Index, 40% Barclays Global Aggregate USD Hedged Index), which returned 7.20% for the same period. The Fund underperformed the 5.48% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. For the same period, the Barclays Global Aggregate USD Hedged Index returned 5.32% and the MSCI All Country World Index returned 8.32%.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The Fund uses multiple levers to generate investment performance. It can invest in equities and fixed income, as well as undertake opportunistic investments in additional asset classes, such as currencies and commodity-related securities. Selection within both the equity and fixed income portions of the Fund detracted during the period. As part of the asset allocation decision making process, the Fund uses global thematic ideas based on macroeconomic trends derived from Wellington Management’s research. From a global thematic perspective, four of six underlying themes in the Fund underperformed relative to the Fund’s custom benchmark during the period, led by Meaningful European Reform and Activist Governments reflecting concerns about European growth and deflation risks. Within Meaningful European reform, underperformance, relative to the Fund’s custom benchmark, was driven by equity exposures in the region; European fixed income exposures also detracted modestly. Within Activist Governments, the primary detractors were exposures to inflation-linked bonds, gold and gold equities. Our Absolute Return Fixed Income and Structural Improvement in Emerging Markets Balance Sheets themes outperformed relative to the Fund’s custom benchmark during the

3

The Hartford Global All-Asset Fund

Manager Discussion – (continued)

October 31, 2014 (Unaudited)

period. Outperformance within the Absolute Return Fixed Income theme was primarily driven by strong results from a portion of the Fund that seeks to generate absolute results in the developed market currency and interest rate markets. Within the sleeve, outperformance relative to the Fund’s custom benchmark was due to short positions in the Japanese Yen and Euro. Exposures to Emerging Market debt, in particular sovereign debt, drove outperformance relative to the Fund’s custom benchmark within Structural Improvement in Emerging Markets Balance Sheets.

Derivatives are used by the Fund primarily to gain exposure to different asset classes, however they did not have a significant impact on performance during the period.

What is the outlook?

We believe the global cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe and Japan, while China continues to decelerate.

Wage trends and inflation have been quite muted in the U.S., yet below the surface it appears that U.S. firms are having a tougher time finding qualified labor. This is suggestive of growing wage pressures in 2015 along with an improving labor market. At the same time, Japanese and European policy makers are set to deliver more stimulus. We believe financial markets are overly complacent about inflation potential. Finally, we believe markets have overreacted to sluggish growth in Europe, which in our view is consistent with a gradual recovery coupled with structural reform. Under the surface the reform process is ongoing and we expect that it should support improved corporate profitability. We believe valuations are attractive and, unlike the U.S., policy remains accommodative. As a result, we continue to find what we believe to be good investment opportunities in Europe.

At the end of the period, the Fund held allocations to TIPS, gold, and gold mining equities. The Fund also ended the period overweight European equities, where we believe valuations are attractive.

Credit Exposure
as of October 31, 2014
Credit Rating *	Percentage of Net Assets
Aaa/ AAA	10.8%
Aa/ AA	9.0
A	1.2
Baa/ BBB	3.7
Ba/ BB	1.6
B	0.8
Caa/ CCC or Lower	0.6
Not Rated	0.8
Non-Debt Securities and Other Short-Term Instruments	72.8
Other Assets and Liabilities	(1.3)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type
as of October 31, 2014
Category	Percentage of Net Assets
Equity Securities
Common Stocks	58.3%
Exchange Traded Funds	4.0
Preferred Stocks	0.4
Warrants	0.1
Total	62.8%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.6%
Corporate Bonds	3.9
Foreign Government Obligations	9.6
U.S. Government Agencies	6.0
U.S. Government Securities	4.4
Total	28.5%
Short-Term Investments	9.8
Purchased Options	0.2
Other Assets and Liabilities	(1.3)
Total	100.0%

4

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 4.6%
	Cayman Islands - 0.3%
	Ares CLO Ltd.
$255	1.62%, 04/20/2023 ■Δ	$247
	Carlyle Global Market Strategies
250	1.75%, 04/17/2025 ■Δ	250
	CIFC Funding Ltd.
275	1.38%, 08/14/2024 ■Δ	274
	Magnetite CLO Ltd.
250	2.23%, 07/25/2026 ■Δ	242
	OZLM Funding Ltd.
285	1.73%, 04/17/2026 ■Δ	284
		1,297
	United Kingdom - 0.0%
	Granite Master Issuer plc
224	0.30%, 12/20/2054 Δ	223
46	0.34%, 12/20/2054 Δ	45
	Motor plc
41	1.29%, 02/25/2020 ■	41
		309
	United States - 4.3%
	Ally Automotive Receivables Trust
138	1.14%, 06/15/2016	139
96	2.23%, 03/15/2016	96
	Ally Master Owner Trust
100	1.54%, 09/15/2019	100
	AmeriCredit Automobile Receivables Trust
425	2.64%, 10/10/2017	431
280	2.67%, 01/08/2018	284
	ARI Fleet Lease Trust
283	0.45%, 01/15/2021 ■Δ	283
	Asset Backed Securities Corp Home Equity
283	0.66%, 08/25/2034 Δ	268
	Banc of America Commercial Mortgage, Inc.
312	5.75%, 02/10/2051 Δ	343
	Banc of America Mortgage Securities
88	2.69%, 04/25/2034 Δ	89
	Bear Stearns Adjustable Rate Mortgage Trust
34	2.26%, 08/25/2035 Δ	34
388	2.52%, 07/25/2036 Δ	320
	Bear Stearns Asset Backed Securities
580	6.00%, 11/25/2035	512
	Bear Stearns Commercial Mortgage Securities, Inc.
371	5.43%, 03/11/2039 Δ	386
350	5.90%, 06/11/2040 Δ	385
	Cabela's Master Credit Card Trust
230	0.60%, 07/15/2022 Δ	229
425	0.80%, 08/16/2021 ■Δ	428
	Citigroup/Deutsche Bank Commercial Mortgage Trust
285	5.40%, 07/15/2044 Δ	291
	Commercial Mortgage Pass-Through Certificates
308	5.95%, 06/10/2046 Δ	325
	Connecticut Avenue Securities Series
314	1.75%, 01/25/2024 Δ	314
65	2.75%, 05/25/2024 Δ	58
350	3.15%, 07/25/2024 Δ	320
330	5.40%, 10/25/2023 Δ	366
	Countrywide Alternative Loan Trust
555	5.25%, 08/25/2035	507
	Countrywide Home Loans, Inc.
379	2.58%, 09/25/2047 Δ	337
	Credit Acceptance Automotive Loan Trust
250	1.83%, 04/15/2021 ■	251
265	2.21%, 09/15/2020 ■	268
300	2.26%, 10/15/2021 ■	302
250	2.29%, 04/15/2022 ■	251
	CS First Boston Mortgage Securities Corp.
500	5.12%, 11/15/2037 ■	501
	Dryden Senior Loan Fund
350	1.70%, 07/15/2026 ■Δ	348
	First Investors Automotive Owner Trust
254	1.23%, 03/15/2019 ■	255
	FREMF Mortgage Trust
160	3.60%, 11/25/2046 ■Δ	164
105	3.95%, 06/25/2047 ■Δ	109
500	4.07%, 07/25/2045 ■Δ	512
95	4.27%, 02/25/2046 ■Δ	96
215	4.38%, 06/25/2047 ■Δ	221
	GE Capital Commercial Mortgage Corp.
500	4.95%, 06/10/2048	501
	GE Dealer Floorplan Master Note Trust
425	0.65%, 06/20/2017 Δ	425
	GE Equipment Transportation LLC
100	1.31%, 09/24/2020	100
	Goldman Sachs Mortgage Securities Corp. II
300	5.16%, 12/10/2043 ■	340
	Granite Master Issuer plc
243	0.36%, 12/20/2054 Δ	241
	GSR Mortgage Loan Trust
399	2.63%, 03/25/2047 Δ	348
216	2.66%, 09/25/2035 Δ	216
143	4.53%, 01/25/2035 Δ	140
	JP Morgan Chase Commercial Mortgage Securities Corp.
380	5.40%, 12/15/2044 Δ	391
375	6.06%, 04/15/2045 Δ	395
	JP Morgan Mortgage Acquisition Corp.
273	5.33%, 11/25/2036 Δ	276
	JP Morgan Mortgage Trust
223	3.00%, 09/25/2044 ■	226
	LB-UBS Commercial Mortgage Trust
368	5.43%, 02/15/2040	399
375	6.32%, 04/15/2041 Δ	418
	Mastr Asset Backed Securities Trust
370	0.78%, 03/25/2035 Δ	359
	Morgan Stanley Capital I
16	0.78%, 03/25/2035 Δ	15
354	5.83%, 10/15/2042 Δ	368
	MortgageIT Trust
343	0.45%, 08/25/2035 Δ	327
320	0.47%, 02/25/2035 Δ	312
	Nationstar Agency Advance Funding Trust
200	1.89%, 02/18/2048 ■	196
	New York City Tax Lien
75	1.03%, 11/10/2027 ■	75
	Opteum Mortgage Acceptance Corp.
410	0.58%, 04/25/2035 Δ	379
	Option One Mortgage Loan Trust
127	0.65%, 02/25/2035 Δ	125

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 4.6% - (continued)
		United States - 4.3% - (continued)
		Oscar US Funding Trust
	$160	1.00%, 08/15/2017 ■	$160
		Prestige Automotive Receivables Trust
	150	3.25%, 07/15/2019 ■	154
		Residential Asset Mortgage Products, Inc.
	100	0.56%, 11/25/2035 Δ	98
		Residential Asset Securities Corp.
	93	0.44%, 03/25/2036 Δ	92
		Residential Funding Mortgage Securities, Inc.
	390	3.22%, 02/25/2036 Δ	346
		Santander Drive Automotive Receivables Trust
	100	1.82%, 05/15/2019	100
	94	1.94%, 12/15/2016	95
	425	3.01%, 04/16/2018	433
	420	3.78%, 11/15/2017	427
	393	3.82%, 08/15/2017	398
		Soundview Home Equity Loan Trust
	91	0.57%, 11/25/2035 Δ	89
		SpringCastle America Funding LLC
	260	2.70%, 05/25/2023 ■	260
		Springleaf Funding Trust
	155	2.41%, 12/15/2022 ■	155
		Structured Asset Securities Corp.
	150	0.30%, 02/25/2036 Δ	148
		Thornburg Mortgage Securities Trust
	307	2.24%, 04/25/2045 Δ	310
		Wachovia Bank Commercial Mortgage Trust
	170	5.41%, 10/15/2044 ■Δ	168
	380	5.55%, 03/15/2042 ■Δ	384
		Wells Fargo Home Equity Trust
	100	0.56%, 08/25/2035 Δ	100
		Westlake Automobile Receivables Trust
	250	2.24%, 04/15/2020 ■	250
		World Omni Automotive Receivables Trust
	340	1.06%, 09/16/2019	340
			21,202
		Total Asset and Commercial Mortgage Backed Securities
		(Cost $22,894)	$22,808

Corporate Bonds - 3.9%
		Austria - 0.1%
		UniCredit Bank Austria AG
EUR	200	2.50%, 05/27/2019 §	264
		UNIQA Insurance Group AG
EUR	200	6.88%, 07/31/2043 §	288
			552
		Bermuda - 0.0%
		Digicel Ltd.
	200	8.25%, 09/01/2017 §	205

		Brazil - 0.1%
		Cosan Overseas Ltd.
	225	8.25%, 11/05/2015 §♠	233
		Odebrecht Finance Ltd.
	242	7.50%, 09/14/2015 §♠	244
			477
		British Virgin Islands - 0.1%
		Studio City Finance Ltd.
	350	8.50%, 12/01/2020 §	380

		Cayman Islands - 0.0%
		Aquarius Invest. plc Swiss Reinsurance Co., Ltd.
	200	6.38%, 09/01/2024 §	208

		Chile - 0.1%
		Cencosud S.A.
	250	5.50%, 01/20/2021 §	267

		China - 0.1%
		CNOOC Finance 2012 Ltd.
	350	3.88%, 05/02/2022 §	358

		Colombia - 0.2%
		Bancolombia S.A.
	337	6.13%, 07/26/2020	366
		Empresa de Energia de Bogota
	300	6.13%, 11/10/2021 §	324
		Pacific Rubiales Energy Corp.
	395	5.63%, 01/19/2025 ■	376
			1,066
		Denmark - 0.1%
		Danske Bank A/S
EUR	200	5.75%, 04/06/2020 §♠	257

		France - 0.3%
		AXA S.A.
	150	6.46%, 12/14/2018 §♠	157
		BNP Paribas
	150	3.25%, 03/03/2023	150
		BPCE S.A.
	200	5.15%, 07/21/2024 §	206
		Credit Agricole S.A.
EUR	150	6.50%, 06/23/2049 §	191
GBP	175	7.50%, 04/29/2049 §	275
	200	8.13%, 09/19/2033 §	227
		Societe Generale
	200	6.00%, 01/27/2020 §♠	188
EUR	250	6.75%, 04/07/2049 §	315
			1,709
		Germany - 0.1%
		Commerzbank AG
	350	8.13%, 09/19/2023 §	405

		Hong Kong - 0.1%
		Hongkong (The) Land Finance Co., Ltd.
	165	4.50%, 10/07/2025	173
		Hutchison Whampoa International Ltd.
	232	6.00%, 10/28/2015 ■♠	240
		Li & Fung Ltd.
	168	5.25%, 05/13/2020 §	182
			595
		India - 0.1%
		ICICI Bank Ltd.
	275	5.75%, 11/16/2020 §	305

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 3.9% - (continued)
		India - 0.1% - (continued)
		Reliance Holdings USA, Inc.
	$325	5.40%, 02/14/2022 §	$354
			659
		Ireland - 0.1%
		Allied Irish Banks plc
EUR	150	2.75%, 04/16/2019 §	194
		Baggot Securities Ltd.
EUR	250	10.24%, 12/29/2049 §	332
		MTS International Funding Ltd.
	175	8.63%, 06/22/2020 §	190
			716
		Israel - 0.1%
		Teva Pharmaceuticals Finance LLC
	300	6.15%, 02/01/2036	366

		Italy - 0.2%
		Banca Popolare di Lodi Investors Trust III
EUR	75	6.74%, 06/29/2049	94
		Banca Popolare di Milano Scarl
EUR	150	4.25%, 01/30/2019 §	201
		Intesa Sanpaolo S.p.A.
	200	5.25%, 01/12/2024	218
EUR	200	9.50%, 10/29/2049 §	273
		UniCredit S.p.A.
	250	8.00%, 06/03/2024 §♠	250
			1,036
		Japan - 0.1%
		Sumitomo Life Insurance Co.
	350	6.50%, 09/20/2073 §	391

		Kazakhstan - 0.1%
		HSBK Europe B.V.
	377	7.25%, 05/03/2017 §	400

		Luxembourg - 0.1%
		Gaz Capital S.A.
	225	9.25%, 04/23/2019 §	260
		VTB Capital S.A.
	294	6.88%, 05/29/2018 §	300
			560
		Mexico - 0.1%
		Banco Santander S.A.
	400	4.13%, 11/09/2022 §	405

		Netherlands - 0.2%
		ABN Amro Bank N.V.
	225	6.25%, 04/27/2022 §	254
		Indosat Palapa Co. B.V.
	230	7.38%, 07/29/2020 §	244
		ING Bank N.V.
	275	4.13%, 11/21/2023 §	282
		NN Group N.V.
EUR	150	4.63%, 04/08/2044 §	196
			976
		Peru - 0.1%
		Banco de Credito del Peru/Panama
	391	5.38%, 09/16/2020 §	426

		Portugal - 0.0%
		Banco Espirito Santo S.A.
EUR	100	4.00%, 01/21/2019 §	117

		Qatar (State of) - 0.0%
		CBQ Finance Ltd.
	189	7.50%, 11/18/2019 ■	227

		Russia - 0.0%
		Gazprombank OJSC Via GPB Eurobond
	250	7.88%, 04/25/2018 §♠Δ	239

		Singapore - 0.1%
		DBS Bank Ltd.
	400	3.63%, 09/21/2022 §	412

		South Korea - 0.1%
		Korea Hydro & Nuclear Power Co., Ltd.
	225	4.75%, 07/13/2021 §	248
		Posco
	402	4.25%, 10/28/2020 ■	430
			678
		Spain - 0.2%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400	7.00%, 12/29/2049 §	514
		Banco Santander S.A.
EUR	300	6.25%, 03/12/2049 - 09/11/2049 §	367
		Bankia S.A.
EUR	200	4.00%, 05/22/2024 §Δ	246
		BBVA International PFD Uniperson
	75	5.92%, 04/18/2017 ♠	77
			1,204
		Switzerland - 0.2%
		Credit Suisse Group AG
EUR	200	5.75%, 09/18/2025 §	279
		UBS AG
	275	4.75%, 05/22/2023 §	278
	250	5.13%, 05/15/2024 §	250
			807
		Thailand - 0.1%
		PTT plc
	300	3.38%, 10/25/2022 ■	293

		Turkey - 0.1%
		Yapi ve Kredi Bankasi
	275	4.00%, 01/22/2020 §	263

		United Arab Emirates - 0.1%
		DP World Ltd.
	200	6.85%, 07/02/2037 ■	230
		Taqa Abu Dhabi National Energy Co.
	138	5.88%, 10/27/2016 ■	150
			380
		United Kingdom - 0.5%
		Abbey National Treasury Services plc
	150	4.00%, 03/13/2024	155
		Barclays Bank plc
EUR	350	8.00%, 12/15/2049	455
		HSBC Holdings plc
	525	5.63%, 01/17/2020 ♠	533

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 3.9% - (continued)
		United Kingdom - 0.5% - (continued)
		Lloyds Banking Group plc
	$350	7.50%, 06/27/2024 ♠	$364
		Nationwide Building Society
GBP	200	6.88%, 03/11/2049 §	313
		Royal Bank of Scotland Group plc
	175	5.63%, 08/24/2020	200
		Standard Bank plc
	130	8.13%, 12/02/2019 §	149
		Vedanta Resources plc
	168	9.50%, 07/18/2018 §	191
			2,360
		Total Corporate Bonds
		(Cost $19,517)	$19,394

Foreign Government Obligations - 9.6%
		Brazil - 0.7%
		Brazil (Federative Republic of)
BRL	7,968	6.00%, 08/15/2022 - 08/15/2050 ◄	$3,254
			3,254
		Germany - 2.6%
		Germany (Federal Republic of)
EUR	9,729	0.10%, 04/15/2023 ◄	12,800

		Greece - 0.4%
		Greece (Republic of)
EUR	2,220	2.00%, 02/24/2028 - 02/24/2042 §	1,543
EUR	55,775	16.19%, 10/15/2042 ○	606
			2,149
		Italy - 0.8%
		Italy (Republic of)
EUR	1,332	2.10%, 09/15/2017 ◄§	1,757
EUR	1,002	2.55%, 09/15/2041 ◄§	1,327
EUR	650	4.75%, 05/01/2017	894
			3,978
		Japan - 1.4%
		Japan (Government of)
JPY	316,917	0.10%, 09/10/2024 ☼	3,024
JPY	381,501	0.10%, 09/10/2023 ◄	3,631
			6,655
		Mexico - 0.3%
		Mexico (United Mexican States)
MXN	10,701	4.50%, 11/22/2035 ◄	935
	426	6.05%, 01/11/2040	514
			1,449
		New Zealand - 1.7%
		New Zealand (Government of)
NZD	3,638	2.00%, 09/20/2025 ◄§	2,758
NZD	2,260	3.00%, 09/20/2030 ◄§	1,863
NZD	4,467	4.50%, 02/15/2016 ◄§	3,596
			8,217
		Norway - 0.2%
		Norway (Kingdom of)
NOK	8,010	2.00%, 05/24/2023	1,194

		Portugal - 0.6%
		Portugal (Republic of)
EUR	1,525	3.85%, 04/15/2021 ■	2,078
EUR	625	4.75%, 06/14/2019 ■	882
			2,960

		South Korea - 0.7%
		Korea (Republic of)
KRW	4,023,221	1.13%, 06/10/2023 ◄	3,652

		Sweden - 0.2%
		Sweden (Kingdom of)
SEK	4,954	3.50%, 12/01/2028 ◄	1,000

		Total Foreign Government Obligations
		(Cost $48,835)	$47,308

U.S. Government Agencies - 6.0%
		United States - 6.0%
		FHLMC
	$1,600	4.50%, 11/15/2044 ☼Ð	$1,733

		FNMA
	5	2.29%, 10/01/2022	5
	5	2.44%, 01/01/2023	5
	300	2.50%, 11/15/2029 ☼Ð	304
	5	2.66%, 09/01/2022	5
	30	2.76%, 05/01/2021	31
	5	2.78%, 04/01/2022	5
	287	2.83%, 06/01/2022	292
	5	2.98%, 01/01/2022	5
	2,900	3.00%, 11/15/2044 ☼Ð	2,901
	5	3.20%, 04/01/2022	5
	30	3.21%, 05/01/2023	31
	20	3.34%, 04/01/2024	21
	344	3.37%, 07/01/2025	356
	134	3.42%, 04/01/2024	141
	5	3.45%, 01/01/2024	5
	5	3.47%, 01/01/2024	5
	17,580	3.50%, 11/15/2044 - 12/15/2044 ☼Ð	18,177
	196	3.65%, 08/01/2023	209
	15	3.67%, 08/01/2023	16
	5	3.70%, 10/01/2023	5
	5	3.76%, 03/01/2024	5
	296	3.78%, 10/01/2023	319
	198	3.81%, 11/01/2023	213
	15	3.86%, 11/01/2023 - 12/01/2025	16
	20	3.87%, 10/01/2025	21
	30	3.89%, 05/01/2030	32
	25	3.93%, 10/01/2023	27
	10	3.96%, 05/01/2034	11
	5	3.97%, 05/01/2029	5
	15	4.06%, 10/01/2028	16
	400	4.50%, 11/15/2044 ☼Ð	434
	281	5.14%, 10/01/2024	328
	1,000	5.50%, 11/15/2044 ☼Ð	1,117
	100	6.00%, 11/15/2044 ☼Ð	113
	264	7.27%, 02/01/2031	328
			25,509

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
U.S. Government Agencies - 6.0% - (continued)
	GNMA
$900	3.50%, 11/15/2044 ☼Ð	$940
400	4.50%, 11/15/2044 ☼Ð	436
1,000	6.00%, 11/15/2044 ☼Ð	1,128
		2,504
	Total U.S. Government Agencies
	(Cost $29,817)	$29,746

U.S. Government Securities - 4.4%
	United States - 4.4%
	U.S. Treasury Bonds
$625	0.63%, 02/15/2043 ◄	$591
1,900	3.38%, 04/15/2032 ◄╦	3,614
		4,205
	U.S. Treasury Notes
17,075	0.13%, 04/15/2019 - 01/15/2023 ◄‡	17,407

	Total U.S. Government Securities
	(Cost $21,916)	$21,612

Common Stocks - 58.3%
	Australia - 0.6%
104	Beach Energy Ltd.	$107
4	BHP Billiton Ltd. ADR	251
28	Buru Energy Ltd. ●	17
36	Dexus Property Group REIT	38
57	Dick Smith Holdings Ltd.	110
10	Domino's Pizza Enterprises Ltd.	238
980	Evolution Mining Ltd.	518
12	Federation Centres	30
10	Goodman Group REIT	49
11	GrainCorp Ltd.	81
399	Kingsgate Consolidated Ltd. ●	255
24	Mirvac Group REIT	38
16	National Storage REIT ●	19
16	NuFarm Ltd.	68
17	Oil Search Ltd.	127
35	Orora Ltd.	53
13	Scentre Group	42
19	Seek Ltd.	275
11	Stockland REIT	41
134	Treasury Wine Estates Ltd.	546
2	Westfield Corp. REIT	13
7	Woolworths Ltd.	224
		3,140
	Austria - 0.3%
490	OceanaGold Corp. ●	801
70	Wienerberger AG	841
		1,642
	Belgium - 0.2%
8	Ageas	281
4	Anheuser-Busch InBev N.V.	401
2	Anheuser-Busch InBev N.V. ADR	268
2	UCB S.A.	133
2	Umicore S.A.	97
		1,180
	Brazil - 0.2%
35	Ambev S.A.	233
8	Banco ABC Brasil S.A.	46
12	BRF Brasil Foods S.A. ADR	321
6	BRF S.A.	153
12	Cosan Ltd.	126
7	Minerva S.A. ●	34
17	Petroleo Brasileiro S.A. ADR	199
10	SLC Agricola S.A.	68
		1,180
	British Virgin Islands - 0.2%
97	Atlas Mara Co-Nvest Ltd. ●	1,016

	Canada - 1.5%
5	Agrium, Inc.	448
33	AuRico Gold, Inc.	107
3	BCE, Inc.	149
19	Cameco Corp.	327
1	Canadian Apartment Properties REIT	14
14	Canadian Imperial Bank of Commerce	1,306
110	Centerra Gold, Inc.	430
2	Dream Industrial Real Estate Investment Trust	14
15	EcoSynthetix, Inc. ●	20
8	Enbridge, Inc.	386
17	First National Financial Corp.	345
2	Goldcorp, Inc.	45
15	Home Capital Group, Inc.	700
3	Imax Corp. ●	90
4	Imperial Oil Ltd.	199
2	Methanex Corp. ADR	124
28	National Bank of Canada	1,296
5	Potash Corp. of Saskatchewan, Inc.	156
6	Quebecor, Inc.	166
8	Sunopta, Inc. ●	113
2	Telus Corp.	71
307	Timmins Gold Corp. ●	294
22	Trican Well Service Ltd.	201
34	Trinidad Drilling	220
5	Veresen, Inc.	74
		7,295
	Cayman Islands - 0.0%
141	HC International, Inc. ●	173
72	Hilong Holdings Ltd.	23
		196
	China - 2.6%
36	21Vianet Group, Inc. ADR ●	751
554	Air China Ltd.	359
3	Alibaba Group Holding Ltd. ●	313
4	Baidu, Inc. ADR ●	994
64	China Bluechemical Ltd.	23
45	China Longyuan Power Group Corp.	48
60	China Petroleum & Chemical Corp. Class H	52
82	China Unicom Ltd.	123
49	ChinaCache International Holdings Ltd. ADR ●	503
399	Dongfeng Motor Group Co., Ltd.	617
85	E-House China Holdings Ltd.	851
10	ENN Energy Holdings Ltd.	67
487	GOME Electrical Appliances Holdings Ltd.	77
582	Guangdong Investment Ltd.	765
847	Huabao International Holdings Ltd.	606
836	Huadian Fuxin Energy Corp., Ltd.	481
770	Intime Retail Group Co., Ltd.	671
—	JD.com, Inc. ●	8
386	Lenovo Group Ltd.	569

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 58.3% - (continued)
	China - 2.6% - (continued)
12	Mandarin Oriental International Ltd.	$21
2,226	Maoye International Holdings	344
8	NetEase, Inc. ADR	716
40	New Oriental Education & Technology Group, Inc. ADR ●	861
6	NQ Mobile, Inc. ADR ●	43
356	PetroChina Co., Ltd.	446
60	Phoenix New Media Ltd. ADR ●	611
308	PICC Property and Casualty Co., Ltd.	565
54	Ping An Insurance (Group) Co.	437
17	Sky-Mobi Ltd. ADR ●	129
301	Sunny Optical Technology Group	487
879	Zhaojin Mining Industry Co., Ltd.	464
		13,002
	Denmark - 0.2%
10	DSV AS	290
1	Gronlandsbanken	92
71	Spar Nord Bank A/S	716
		1,098
	Egypt - 0.2%
917	Centamin plc	751

	Finland - 0.1%
3	Elisa Oyj	94
2	Kemira OYJ	26
2	Kone Oyj Class B	104
2	Tikkurila Oyj	38
		262
	France - 2.4%
32	Air France ●	272
1	Arkema S.A.	34
27	AXA S.A.	631
19	BNP Paribas	1,168
6	Carrefour S.A.	176
1	Cie Generale d'Optique Essilor International S.A.	106
42	Compagnie De Saint-Gobain	1,815
54	Credit Agricole S.A.	796
—	Dassault Aviation S.A. ●	35
6	GDF Suez	145
—	Gecina S.A. REIT	15
109	Groupe Eurotunnel S.A.	1,382
3	Havas S.A.	27
1	Lafarge S.A.	100
2	Legrand S.A.	89
1	LVMH Moet Hennessy Louis Vuitton S.A.	154
2	Naturex	135
—	Norbert Dentressangle S.A.	40
8	Rexel S.A.	140
2	Safran S.A.	132
1	Sanofi-Aventis S.A.	121
12	Societe Generale Class A	564
69	Suez Environment S.A.	1,168
2	Technip S.A.	140
—	Unibail Rodamco REIT	77
29	Vallourec S.A.	1,063
21	Vinci S.A.	1,174
		11,699
	Germany - 1.6%
5	Bayerische Motoren Werke (BMW) AG	483
6	Baywa AG	221
3	Brenntag AG	143
2	Deutsche Annington Immobile	48
4	Deutsche Telekom AG	59
63	Deutsche Wohnen AG	1,428
7	E.On SE	114
22	Freenet AG	587
2	Gagfah S.A. ●	45
1	HeidelbergCement AG	69
8	Hornbach Holding AG	648
17	Leg Immobilien GmbH	1,152
1	Linde AG	131
17	Rheinmetall AG	739
21	Rhoen-Klinikum AG	635
21	Rhoen-Klinikum AG Rights	18
2	Salzgitter AG	49
6	Suedzucker AG	83
21	ThyssenKrupp AG ●	517
37	TUI AG	563
—	Zalando SE ●	4
		7,736
	Greece - 1.7%
1,108	Alpha Bank A.E. ●	722
234	Ellaktor S.A. ●	660
2,333	Eurobank Ergasias S.A. ●	810
81	Frigoglass S.A. ●	225
133	Grivalia Properties REIC	1,442
128	Hellenic Telecommunications Organization S.A. ●	1,450
139	Opap S.A.	1,678
885	Piraeus Bank S.A. ●	1,287
10	Tsakos Energy Navigation Ltd.	66
		8,340
	Hong Kong - 2.1%
60	AAC Technologies Holdings, Inc.	359
83	AIA Group Ltd.	464
287	Asian Citrus Holdings Ltd.	52
25	ASM Pacific Technology Ltd.	273
287	Baoxin Automotive Group Ltd.	219
5	Cheung Kong Holdings Ltd.	97
16	Cheung Kong Infrastructure Holdings Ltd.	114
753	China Lesso Group Holdings Ltd.	395
10	China Mengniu Dairy Co.	43
57	China Merchants Holdings International Co., Ltd.	180
126	China Modern Dairy Holdings Ltd. ●	56
878	China Resources Cement	597
184	China Resources Gas Group LT	526
221	China Resources Land Ltd.	526
104	Fosun International	123
202	Goldpac Group Ltd.	196
9,233	G-Resources Group Ltd. ●	226
62	Hong Kong & China Gas Co., Ltd.	145
4	Lifestyle Properties Development Ltd. ●	1
158	MGM China Holdings Ltd.	509
474	Mongolian Mining Corp. ●	42
40	Nine Dragons Paper Holdings	31
1,202	Pacific Basin Ship	578
25	Phoenix Healthcare Group Co., Ltd.	48
156	Samsonite International S.A.	518
90	Sands China Ltd.	563
132	Shanghai Industrial Holdings Ltd.	407
170	TCL Communication Technology Holdings	167

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 58.3% - (continued)
	Hong Kong - 2.1% - (continued)
137	Tencent Holdings Ltd. ●	$2,199
1,480	Tongda Group Holdings Ltd.	191
758	Xingda International Holdings	262
350	Xinyi Glass Holdings Co., Ltd.	207
		10,314
	India - 0.5%
14	Bharti Airtel Ltd.	90
2	Container Corp. of India Ltd.	45
12	HCL Technologies Ltd.	323
23	Idea Cellular Ltd.	62
42	ITC Ltd.	244
304	NTPC Ltd.	743
15	Tata Consultancy Services Ltd.	652
3	Technology Mahindra, Ltd. ●	136
		2,295
	Indonesia - 0.1%
1,425	Bank Tabungan Pensiunan Nasional Tbk ●	499

	Ireland - 1.4%
3,822	Bank of Ireland ●	1,511
305	C&C Group plc	1,359
67	CRH plc	1,478
16	Greencore Group plc	65
302	Hibernia REIT plc ●	416
8	Paddy Power plc	578
12	Ryanair Holdings plc ADR ●	675
48	Smurfit Kappa Group plc	986
		7,068
	Israel - 0.9%
17	Azrieli Group	554
64	Bezeq Israeli Telecommunication Corp., Ltd.	109
32	Delek Automotive Systems Ltd.	319
164	Harel Insurance Investements	828
1	Israel Corp., Ltd. ●	392
498	Israel Discount Bank ●	802
67	Mizrahi Tefahot Bank Ltd. ●	738
15	Teva Pharmaceutical Industries Ltd. ADR	865
		4,607
	Italy - 1.0%
42	Assicurazioni Generali S.p.A.	853
12	Banca Generali S.p.A.	325
37	De'Longhi S.p.A.	719
39	Enel Green Power S.p.A.	97
15	Eni S.p.A.	330
129	FinecoBank Banca Fineco S.p.A. ●	670
71	Finmeccanica S.p.A. ●	640
74	Pirelli & Co. S.p.A.	989
49	Salini Impregilo S.p.A ●	136
13	Snam S.p.A.	73
		4,832
	Japan - 5.4%
13	Aisin Seiki Co., Ltd.	416
21	Amada Co., Ltd.	179
43	Anritsu Corp.	330
7	Asahi Diamond Industrial Co., Ltd.	86
6	Asahi Kasei Corp.	52
3	Astellas Pharma, Inc.	53
5	Cookpad, Inc.	151
4	CyberAgent, Inc.	153
20	Daifuku Co., Ltd.	233
5	Daiichi Sankyo Co., Ltd.	77
—	Daito Trust Construction Co., Ltd.	35
17	Denso Corp.	761
2	Dentsu, Inc.	82
6	Digital Garage, Inc.	82
42	DMG Mori Seiki Co., Ltd.	498
6	DTS Corp.	130
2	Eisai Co., Ltd.	94
—	Fast Retailing Co., Ltd.	97
8	Fuji Heavy Industries Ltd.	276
5	Fuji Media Holdings, Inc.	72
—	GLP J-REIT ☼	44
10	GMO Payment Gateway, Inc.	212
12	Hitachi Metals Ltd.	196
12	Honda Motor Co., Ltd.	380
11	Infomart Corp.	191
25	Inpex Corp.	313
5	Iriso Electronics Co., Ltd.	336
21	Isuzu Motors Ltd.	269
53	Japan Display, Inc. ●	157
—	Japan Retail Fund Investment REIT	26
2	JSR Corp.	44
20	Kakaku.com, Inc.	275
3	Kansai Electric Power Co., Inc. ●	32
13	KDDI Corp.	846
54	Kubota Corp.	864
7	Kyushu Electric Power Co., Inc. ●	79
89	Leopalace21 Corp. ●	559
24	M3, Inc.	401
75	Makino Milling Machine Co.	511
2	Mimaki Engineering Co., Ltd.	39
12	Minebea Co., Ltd.	163
6	Mitsubishi Chemical Holdings	29
6	Mitsubishi Electric Corp.	77
17	Mitsubishi Estate Co., Ltd.	428
67	Mitsubishi Gas Chemical Co.	401
13	Mitsubishi Heavy Industries Ltd.	81
203	Mitsubishi Materials Corp.	635
190	Mitsubishi UFJ Financial Group, Inc.	1,108
10	Mitsui Chemicals, Inc.	29
5	Mitsui Fudosan Co., Ltd.	177
127	Mitsui O.S.K. Lines Ltd.	401
6	Murata Manufacturing Co., Ltd.	725
94	NEC Corp.	333
4	Nidec Corp.	296
8	Nippon Ceramic Co., Ltd.	109
3	Nippon Paint Holdings Co., Ltd.	62
4	Nippon Shokubai Co., Ltd.	44
17	Nippon Telegraph & Telephone Corp.	1,047
4	Nippon Telegraph & Telephone Corp. ADR	120
40	Nippon Television Network Corp.	606
49	Nissan Motor Co., Ltd.	447
9	NSD Co., Ltd.	137
12	NTT DoCoMo, Inc.	195
4	Obara Group, Inc.	127
13	OBIC Co., Ltd.	450
19	Okuma Corp.	136
2	Olympus Corp. ●	57
1	Ono Pharmaceutical Co., Ltd.	81
—	ORIX J-REIT, Inc.	37

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 58.3% - (continued)
	Japan - 5.4% - (continued)
63	Rakuten, Inc.	$705
5	Recruit Holdings Co., Ltd. ●	151
3	Roland Corp.	118
14	Sanken Electric Co., Ltd.	110
5	Sata Holdings, Corp.	138
5	Seven & I Holdings Co., Ltd.	187
13	Shikoku Electric Power Co. ●	173
1	Shin-Etsu Chemical Co., Ltd.	76
204	Shinsei Bank Ltd.	458
10	Shionogi & Co., Ltd.	267
4	SoftBank Corp.	306
53	Sony Financial Holdings, Inc.	853
15	Sumco Corp.	196
4	Sumisho Computer Systems Corp.	103
1	Sysmex Corp.	28
54	T&D Holdings, Inc.	701
5	TDK Corp.	304
7	THK Co., Ltd.	174
16	Tokio Marine Holdings, Inc.	520
12	Tokyo Gas Co., Ltd.	71
9	Tokyo Ohka Kogyo Co., Ltd.	240
162	Toshiba Corp.	715
11	Toyota Industries Corp.	539
7	Toyota Motor Corp.	445
20	TS Technology Co., Ltd.	494
12	Tsugami Corp.	62
3	TV Asahi Holdings Corp.	46
		26,349
	Jersey - 0.2%
25	Glencore plc	129
13	Randgold Resources Ltd. ADR	748
		877
	Kenya - 0.0%
292	Safaricom Ltd.	40

	Luxembourg - 0.3%
45	Braas Monier Building Group ●	906
5	SES Global	164
3	SES Global S.A.	120
		1,190
	Malaysia - 0.6%
2,098	AirAsia Berhad	1,595
384	AMMB Holdings Berhad	791
279	MY EG Services BHD	341
		2,727
	Mauritius - 0.1%
48	MCB Group Ltd.	316
9,740	S.B.M. Holdings Ltd. ●	323
		639
	Mexico - 0.0%
6	Concentradora Fibra Hotelera	9
7	Corporacion Inmobiliaria Vesta S. de RL de C.V.	14
7	Hoteles City Express S.A.B. de C.V. ●	13
8	Mexichem S.A.B. de C.V.	33
9	Prologis Property Mexico S.A.	19
		88
	Netherlands - 2.0%
2	Airbus Group N.V.	111
16	Akzo Nobel N.V.	1,045
2	ASML Holding N.V.	154
21	Constellium N.V. ●	426
61	Delta Lloyd N.V.	1,394
9	Heineken N.V.	673
1	IMCD Group B.V. ●	28
239	ING Groep N.V. ●	3,424
60	Koninklijke (Royal) KPN N.V.	197
6	NXP Semiconductors N.V. ●	384
18	Royal Dutch Shell plc	635
46	Wolters Kluwer N.V.	1,234
		9,705
	Norway - 0.5%
27	DNB ASA	503
27	DNO International ASA ●	66
7	Norwegian Property ASA ●	11
67	SpareBank 1 SR Bank ASA	581
202	Storebrand ASA ●	1,034
9	Telenor ASA	213
5	Yara International ASA	244
		2,652
	Panama - 0.0%
5	Avianca Holdings S.A. ADR	69

	Papua New Guinea - 0.0%
5	New Britain Palm Oil Ltd.	55

	Philippines - 0.1%
283	Metropolitan Bank & Trust Co.	521

	Poland - 0.0%
10	TVN S.A.	46

	Portugal - 0.0%
10	Galp Energia SGPS S.A.	142

	Puerto Rico - 0.0%
3	Evertec, Inc.	73

	Romania - 0.0%
2	Electrica S.A. ■●	32

	Singapore - 1.2%
27	ARA Asset Management	36
150	Ascendas REIT	260
41	Bumitama Agri Ltd.	35
614	Capitacommercial Trust REIT	798
21	First Resources Ltd.	35
525	Keppel REIT	499
185	Mapletree Commercial Trust REIT	205
31	Petra Foods Ltd.	91
319	Singapore Exchange Ltd.	1,736
1	SunEdison Semiconductor Ltd. ●	26
157	Suntec REIT	218
96	United Overseas Bank Ltd.	1,722
116	Wilmar International Ltd.	288
		5,949
	South Africa - 0.1%
73	Discovery Ltd.	667

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 58.3% - (continued)
	South Korea - 2.2%
31	BS Financial Group, Inc.	$485
1	Coway Co., Ltd.	109
31	DGB Financial Group, Inc.	447
6	Doosan Corp.	593
13	Doosan Heavy Industrions and Construction Co. ●	278
20	Hana Financial Holdings	676
26	Hynix Semiconductor, Inc. ●	1,165
2	Hyundai Department Store Co., Ltd.	312
12	Hyundai Development Co.	456
7	Hyundai Home Shopping Network Corp.	942
3	Hyundai Motor Co., Ltd.	480
5	Kia Motors Corp.	246
7	Koh Young Technology, Inc.	227
2	Kona I Co., Ltd.	78
43	Korea Electric Power Corp.	1,876
—	LG Chem Ltd.	43
62	LG Telecom Ltd.	636
40	Nice Information Service Co., Ltd.	175
3	Posco ADR	181
2	Posco Ltd.	682
8	Shinhan Financial Group Co., Ltd.	381
2	SK Telecom Co., Ltd.	412
4	Suprema, Inc. ●	120
		11,000
	Spain - 0.5%
3	Almirall S.A. ●	42
3	Endesa S.A.	50
120	Iberdrola S.A.	848
17	Tecnicas Reunidas S.A.	844
45	Telefonica S.A.	674
		2,458
	Sweden - 0.2%
1	Arcam AB ●	35
9	Avanza Bank Holding AB	287
4	Billerud	61
19	Boliden Ab	316
3	Fastighets AB Balder ●	38
6	Hennes & Mauritz Ab	229
6	Lundin Petroleum Ab ●	78
9	Telia Ab	61
		1,105
	Switzerland - 1.3%
13	ABB Ltd. ADR	286
1	Actelion Ltd.	74
3	Allreal Holding AG REIT	359
1	Compagnie Financiere Richemont S.A.	55
46	EFG International AG	475
40	Evolva Holding S.A. ●	51
1	Flughafen Zuerich AG	462
34	Gategroup Holding AG	756
2	Geberit AG	547
17	Julius Baer Group Ltd.	728
2	Mobimo Holding AG	365
5	PSP Swiss Property AG	458
—	Roche Holding AG	130
6	Swiss Prime Site AG	449
—	Swisscom AG	118
1	Syngenta AG	290
32	UBS AG	558
		6,161
	Taiwan - 2.6%
47	Advantech Co., Ltd.	327
135	Aerospace Industrial Development Corp. ●	148
19	AIC, Inc.	93
40	AirTac International Group	291
159	Asia Cement Corp.	205
13	ASPEED Technology, Inc.	102
42	Catcher Technology Co., Ltd.	356
112	Cheng Shin Rubber Industries Co., Ltd.	262
34	China Motor Corp.	31
637	China Petrochemical Dev Corp. ●	202
9	China Steel Chemical Corp.	52
325	China Steel Corp.	280
85	Chroma Ate, Inc.	212
93	Delta Electronics, Inc.	560
8	Ememory Technology, Inc.	83
150	Evergreen Marine Corp., Ltd. ●	89
155	Far Eastern New Century Corp.	163
10	Feng Hsin Iron & Steel Co.	13
11	Giant Manufacturing	85
8	Hermes Microvision, Inc.	378
11	Hiwin Technologies Corp.	90
60	Holtek Semiconductor, Inc.	102
55	Hota Industrial Manufacturing Co., Ltd.	98
19	ISSC Technologies Corp.	86
21	King Slide Works Co., Ltd.	276
203	King Yuan Electronics Co., Ltd.	161
79	Kinik Co.	159
7	Largan Precision Co., Ltd.	502
33	LCY Chemical Corp.	16
43	MediaTek, Inc.	615
25	Merida Industry Co., Ltd.	175
46	Nan Kang Rubber Tire Co., Ltd.	50
57	Oriental Union Chemical Corp.	43
33	Pchome Online, Inc.	331
109	Pou Chen	120
80	Primax Electronics Ltd. ●	97
79	Promise Technology, Inc.	93
90	Ruentex Industries Ltd.	193
33	Silergy Corp.	230
32	Sporton International, Inc.	153
43	Standard Foods Corp.	99
32	Superalloy Industrial Co., Ltd. ●	94
166	Taiwan Cement	254
72	Taiwan Fertilizer Co., Ltd.	127
25	Taiwan Glass Industries Corp.	19
699	Taiwan Semiconductor Manufacturing Co., Ltd.	3,030
111	TECO Electric & Machinery Co., Ltd.	124
30	TSRC Corp.	33
38	Tung Ho Steel Enterprise Corp.	30
195	Uni-President Enterprises Corp.	335
175	Vanguard International Semiconductor Corp.	263
244	WPG Holdings Co., Ltd.	297
89	WT Microelectronics Co., Ltd.	142
30	Yageo Corp.	46
76	Yulon Motor Co.	113
5	Yulon Nissan Motor Co., Ltd.	43
		12,571
	Thailand - 0.1%
32	Delta Electronics Thailand PCL ●	63
317	Precious Shipping Public Co., Ltd.	207

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 58.3% - (continued)
	Thailand - 0.1% - (continued)
33	PTT Chemical Public Co., Ltd.	$63
27	Total Access Communication Public Co., Ltd.	85
		418
	Turkey - 0.1%
6	Turkcell Iletisim Hizmetleri AS ●	91
353	Turkiye Sinai Kalkinma Bankasi A.S.	309
22	Ulker Biskuvi Sanayi AS ●	161
		561
	United Arab Emirates - 0.0%
27	Emaar Malls Group PJSC ●	24

	United Kingdom - 2.6%
143	African Barrick Gold Ltd.	470
3	Al Noor Hospitals Group	42
4	Arm Holdings plc	58
133	Ashmore Group plc	681
21	AstraZeneca plc	1,546
4	AstraZeneca plc ADR	294
415	Balfour Beatty plc	1,025
26	BG Group plc	430
4	Big Yellow Group REIT	38
21	BP plc	150
10	British American Tobacco plc	539
22	British Sky Broadcasting Group plc	309
1	Derwent London plc REIT	39
3	Diageo Capital plc	82
7	Dixons Carphone plc	42
5	Hammerson plc REIT	48
25	Hargreaves Lansdown plc	391
26	Home Retail Group	75
78	HSBC Holdings plc	799
8	Imperial Tobacco Group plc	361
245	Intu Properties plc	1,335
—	Kennedy Wilson Europe Real Estate plc	—
30	Marks & Spencer Group plc	198
16	National Grid plc	237
5	NMC Health plc	40
41	OM Asset Management plc ●	611
26	Ophilr Energy plc ●	78
139	Petra Diamonds Ltd. ●	369
10	PureCircle Ltd. ●	98
198	Qinetiq Group plc	641
3	Reckitt Benckiser Group plc	273
8	Reed Elsevier Capital, Inc.	136
3	Rio Tinto plc	159
3	Smith & Nephew plc	58
8	Spire Healthcare Group plc ●	38
34	Standard Chartered plc	518
11	Tate & Lyle plc	110
12	Tullow Oil plc	91
4	Unite Group plc	26
7	United Business Media Ltd.	60
—	Vodafone Group plc	—
—	Whitbread plc	25
1	Workspace Group plc ●	14
6	WPP plc	126
		12,660
	United States - 20.4%
2	Abbott Laboratories Θ	84
1	Acadia Healthcare Co., Inc. ●	82
1	Acadia Realty Trust REIT	21
3	Accenture plc	251
184	ACCO Brands Corp. ●	1,516
1	Acorda Therapeutics, Inc. ●	46
2	Actavis plc ●	520
4	Activision Blizzard, Inc.	81
1	Acuity Brands, Inc.	72
14	Adecoagro S.A. ●	123
35	Advance Automotive Parts, Inc. ╦	5,159
6	AECOM Technology Corp. ●	183
1	Aetna, Inc.	113
2	Agilent Technologies, Inc. Θ	86
1	Agios Pharmaceuticals, Inc. ●	72
3	Akamai Technologies, Inc. ●	174
362	Alacer Gold Corp.	600
5	Alkermes plc ●	228
5	Alleghany Corp. ●╦	2,426
19	Allegheny Technologies, Inc.	610
1	Allegion plc	60
1	Alliance Data Systems Corp. ●	188
2	Alliant Energy Corp.	99
1	Alnylam Pharmaceuticals, Inc. ●	73
16	Altria Group, Inc.	783
2	Amazon.com, Inc. ●	763
1	American Tower Corp. REIT	52
4	AMETEK, Inc.	193
1	Anadarko Petroleum Corp.	125
2	Andersons (The), Inc.	103
2	Apache Corp.	167
12	Apple, Inc. ╦	1,344
8	Applied Materials, Inc.	187
10	Archer-Daniels-Midland Co.	458
19	Arena Pharmaceuticals, Inc. ●	83
7	Aruba Networks, Inc. ●	148
1	athenahealth, Inc. ●	94
2	Automatic Data Processing, Inc.	158
—	AutoZone, Inc. ●	169
1	AvalonBay Communities, Inc. REIT	94
—	AVIV REIT, Inc.	13
7	Baker Hughes, Inc.	362
2	Ball Corp.	110
—	Becton, Dickinson & Co.	51
41	Belden, Inc.	2,946
1	Biogen Idec, Inc. ●	209
36	Bizlink Holding, Inc.	126
1	Boeing Co.	114
2	Boise Cascade Co. ●	70
1	Boston Properties, Inc. REIT	69
12	Boston Scientific Corp. ●	164
12	Bristol-Myers Squibb Co.	717
1	Brookdale Senior Living, Inc. ●	21
3	Bunge Ltd. Finance Corp.	239
1	Cabot Corp.	34
5	Cabot Oil & Gas Corp.	152
1	CACI International, Inc. Class A ●	60
2	Cadence Design Systems, Inc. ●	39
1	Cardinal Health, Inc.	90
2	Cardtronics, Inc. ●	75
38	Carlisle Cos., Inc.	3,408
1	Caterpillar, Inc. Θ	88

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 58.3% - (continued)
	United States - 20.4% - (continued)
1	CDK Global, Inc. ●	$22
2	Celanese Corp.	91
2	Celgene Corp. ●	260
1	CF Industries Holdings, Inc.	343
2	Charter Communications, Inc. ●	291
3	Chevron Corp.	419
1	Churchill Downs, Inc.	152
1	CIGNA Corp.	101
1	Cimarex Energy Co.	111
19	Cisco Systems, Inc.	459
17	Citigroup, Inc.	932
6	Cobalt International Energy, Inc. ●	69
17	Coca-Cola Co.	725
7	Cognizant Technology Solutions Corp. ●	329
6	Colfax Corp. ●	324
7	Comcast Corp. Class A	387
4	Comcast Corp. Special Class A	203
6	ConocoPhillips Holding Co.	461
3	Consol Energy, Inc.	106
1	Corporate Office Properties REIT	15
3	Costco Wholesale Corp.	361
11	Coty, Inc.	182
2	Cousins Properties, Inc. REIT	29
—	Covance, Inc. ●	35
7	Covenant Transport ●	136
2	Covidien plc	214
2	Crown Holdings, Inc. ●	101
55	CST Brands, Inc. ╦	2,096
1	Cubist Pharmaceuticals, Inc. ●	62
5	CVS Health Corp.	457
5	Danaher Corp.	380
4	Dean Foods Co.	64
11	Deltic Timber Corp.	710
43	Dorian LPG Ltd. ●	622
2	Douglas Emmett, Inc. REIT	44
2	Dover Corp.	120
4	Dow Chemical Co.	181
1	DreamWorks Animation SKG, Inc. ●	24
3	DSW, Inc.	86
3	Duke Energy Corp.	210
—	EastGroup Properties, Inc. REIT	30
3	Eaton Corp. plc	197
3	eBay, Inc. ●	177
1	Edison International	32
3	Education Realty Trust, Inc. REIT	28
7	Eli Lilly & Co.	472
1	Energen Corp.	100
1	Energizer Holdings, Inc.	144
4	Envision Healthcare Holdings ●	137
1	EOG Resources, Inc.	117
2	Equifax, Inc.	141
1	Equity Lifestyle Properties, Inc. REIT	45
37	ERA Group, Inc. ●	873
—	Essex Property Trust, Inc. REIT	76
—	Euronet Worldwide, Inc. ●	7
1	Extra Space Storage, Inc. REIT	30
7	Exxon Mobil Corp.	660
1	F5 Networks, Inc. ●	180
3	Facebook, Inc. ●	253
5	Federal Agricultural Mortgage Corp.	175
—	Federal Realty Investment Trust REIT	44
3	FedEx Corp.	466
8	Financial Engines, Inc.	337
3	First Solar, Inc. ●	182
60	Fiserv, Inc. ●	4,142
2	Five Below, Inc. ●	98
35	Ford Motor Co.	486
2	Forest City Enterprises, Inc. REIT ●	39
8	Freescale Semiconductor Holdings Ltd. ●	151
38	GATX Corp. ╦	2,405
1	General Dynamics Corp.	164
3	General Growth Properties, Inc. REIT	89
8	Genpact Ltd. ●	134
4	Gilead Sciences, Inc. ●	475
1	Golar Ltd.	63
—	Google, Inc. Class A ●	32
—	Google, Inc. Class C ●	260
58	Graphic Packaging Holding Co. ●	708
18	Great Western Bancorp, Inc. ●	352
2	Halliburton Co.	115
6	Harley-Davidson, Inc.	398
4	HCA Holdings, Inc. ●	269
1	Health Care REIT, Inc.	99
4	Heartland Payment Systems, Inc.	218
1	Heico Corp. Class A	49
6	Hewlett-Packard Co.	225
140	Higher One Holdings, Inc. ●	361
17	Home Inns & Hotels Management, Inc. ●	514
4	Honeywell International, Inc.	364
1	Hospira, Inc. ●	50
2	HSN, Inc.	125
2	Huron Consulting Group, Inc. ●	164
4	IDEX Corp.	270
4	Illinois Tool Works, Inc.	356
2	IMS Health Holdings, Inc. ●	56
2	Incyte Corp. ●	101
3	Ingersoll-Rand plc	205
5	Ingredion, Inc.	384
21	Intel Corp.	712
4	Intelsat S.A. ●	81
7	International Paper Co.	377
1	International Rectifier Corp. ●	41
1	Intuit, Inc.	129
5	Ironwood Pharmaceuticals, Inc. ●	69
2	J.B. Hunt Transport Services, Inc.	185
3	Johnson & Johnson	282
6	JP Morgan Chase & Co.	370
1	Kansas City Southern	127
7	KBR, Inc.	126
1	Kennedy-Wilson Holdings, Inc.	30
—	Kilroy Realty Corp. REIT	32
2	Kinder Morgan, Inc.	75
1	Kite Realty Group Trust REIT	14
2	Kraft Foods Group, Inc.	115
1	L Brands, Inc.	100
2	Las Vegas Sands Corp.	148
4	Liberty Global plc ●	161
79	Liberty Global plc Class C ●	3,528
1	Lockheed Martin Corp.	213
4	Lorillard, Inc.	223

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 58.3% - (continued)
	United States - 20.4% - (continued)
4	Louisiana-Pacific Corp. ●	$55
10	Lowe's Cos., Inc.	571
1	LyondellBasell Industries Class A	114
2	Marketo, Inc. ●	52
69	Mattel, Inc.	2,150
6	Mavenir Systems, Inc. ●	68
72	Maxim Integrated Products, Inc.	2,125
—	McGraw Hill Financial, Inc.	34
1	McKesson Corp.	301
1	MeadWestvaco Corp.	39
4	Medicines Co. ●	94
4	Medtronic, Inc.	284
8	Merck & Co., Inc.	463
22	Microsoft Corp.	1,034
1	MKS Instruments, Inc.	42
11	Mondelez International, Inc.	402
7	Monsanto Co.	760
5	Monster Beverage Corp. ●	509
5	Mosaic Co.	219
22	Motorola Solutions, Inc.	1,390
12	MRC Global, Inc. ●	249
1	Mylan, Inc. ●	56
1	National Oilwell Varco, Inc.	49
1	Netflix, Inc. ●	217
3	NextEra Energy, Inc.	343
3	Nielsen N.V.	140
4	Nimble Storage, Inc. ●	99
6	Norfolk Southern Corp.	713
3	Northeast Utilities	136
3	Norwegian Cruise Line Holdings Ltd. ●	110
5	NPS Pharmaceuticals, Inc. ●	133
4	Nu Skin Enterprises, Inc. Class A	222
4	OGE Energy Corp.	152
5	Omnova Solutions, Inc. ●	33
3	Orbital Sciences Corp. ●	66
2	Owens-Illinois, Inc. ●	46
—	Packaging Corp. of America	31
2	Pattern Energy Group, Inc.	46
1	Pebblebrook Hotel Trust REIT	29
5	Pentair plc	306
1	PG&E Corp.	45
4	Philip Morris International, Inc.	363
2	Physicians Realty Trust	27
1	Pioneer Natural Resources Co.	156
51	Post Holdings, Inc. ●	1,923
1	Power Integrations, Inc.	70
1	Precision Castparts Corp.	151
4	Prestige Brands Holdings, Inc. ●	124
—	Priceline (The) Group, Inc. ●	142
—	Public Storage REIT	79
5	Qihoo 360 Technology Co., Ltd. ●	348
3	Quintiles Transnational Holdings ●	148
1	Ralph Lauren Corp.	133
2	Raytheon Co.	181
1	Regeneron Pharmaceuticals, Inc. ●	567
2	Reliance Steel & Aluminum	164
2	Retail Properties of America, Inc.	33
1	RLJ Lodging Trust REIT	38
6	Rock Tenn Co. Class A	299
1	Rogers Corp. ●	67
2	Ross Stores, Inc.	174
3	Salesforce.com, Inc. ●	201
—	Salix Pharmaceuticals Ltd. ●	56
43	Santander Consumer USA Holdings, Inc.	791
2	Schlumberger Ltd.	151
210	Scorpio Tankers, Inc.	1,832
16	Seacor Holdings, Inc. ●	1,282
1	Seattle Genetics, Inc. ●	42
—	Sherwin-Williams Co.	94
1	Signet Jewelers Ltd.	114
1	Simon Property Group, Inc. REIT	119
1	SL Green Realty Corp. REIT	69
2	Snyders-Lance, Inc.	62
2	Southwestern Energy Co. ●	58
13	Spirit Aerosystems Holdings, Inc. ●	521
2	St. Jude Medical, Inc.	157
3	Starbucks Corp.	209
—	Starwood Hotels & Resorts, Inc.	19
1	Stratasys Ltd. ●	135
1	Stryker Corp.	126
18	Symantec Corp.	438
—	Taubman Centers, Inc. REIT	27
1	Teledyne Technologies, Inc. ●	81
2	Tempur Sealy International, Inc. ●	99
1	Tesla Motors, Inc. ●	149
13	Textron, Inc.	549
1	Thermo Fisher Scientific, Inc.	115
3	TJX Cos., Inc.	220
4	Tuesday Morning Corp. ●	89
9	Twenty-First Century Fox, Inc.	302
5	Tyson Foods, Inc. Class A	203
1	UDR, Inc. REIT	34
2	UGI Corp.	76
1	Ultragenyx Pharmaceutical, Inc. ●	53
8	United Continental Holdings, Inc. ●	428
3	United Technologies Corp.	358
1	UnitedHealth Group, Inc.	109
—	Universal Health Services, Inc. Class B	13
5	UTI Worldwide, Inc. ●	54
2	VeriFone Systems, Inc. ●	78
3	Verizon Communications, Inc.	158
2	Vertex Pharmaceuticals, Inc. ●	207
2	Visa, Inc.	509
5	Wabash National Corp. ●	48
1	Wageworks, Inc. ●	70
2	Walgreen Co.	146
5	Walt Disney Co.	460
1	Wayfair, Inc. ●	29
55	Wells Fargo & Co. ╦	2,912
2	WESCO International, Inc. ●	164
2	Western Digital Corp.	165
1	Westlake Chemical Corp.	41
1	WEX, Inc. ●	149
1	Weyerhaeuser Co. REIT	28
1	Whiting Petroleum Corp. ●	76
3	Wyndham Worldwide Corp.	209
29	XL Group plc	972
—	Xoom Corp. ●	3
1	Yelp, Inc. ●	51
1	Zimmer Holdings, Inc.	80

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 58.3% - (continued)
	United States - 20.4% - (continued)
10	Zoetis, Inc.	$366
2	Zulily, Inc. ●	58
		100,349
	Total Common Stocks
	(Cost $265,637)	$287,280

Exchange Traded Funds - 4.0%
	United States - 4.0%
9	iShares MSCI EAFE ETF	$576
25	Market Vectors Gold Miners ETF	422
638	PowerShares Senior Loan Portfolio	15,557
3	S&P 500 Depositary Receipt	583
57	SPDR Barclays Convertible Securities ETF	2,819
		19,957
	Total Exchange Traded Funds
	(Cost $20,251)	$19,957

Preferred Stocks - 0.4%
	Germany - 0.4%
8	Volkswagen AG N.V.	$1,739

	United States - 0.0%
5	Nutanix, Inc. ⌂●†	57
1	Uber Technologies, Inc. ⌂●†	63
		120
	Total Preferred Stocks
	(Cost $1,984)	$1,859

Warrants - 0.1%
	British Virgin Islands - 0.0%
77	Atlas Mara Co-Nvest Ltd.	$31

	China - 0.0%
28	Hangzhou HIK-Vision Digital-A Technology Co., Ltd. ⌂	91

	Greece - 0.1%
198	Alpha Bank A.E.	318

	Total Warrants
	(Cost $493)	$440

	Total Long-Term Investments Excluding Purchased Options
	(Cost $431,344)	$450,404

Short-Term Investments - 9.8%
	Repurchase Agreements - 9.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $137, collateralized by U.S. Treasury Note 1.50%, 2019, value of $140)
$137	0.08%, 10/31/2014	$137
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $2,340, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $2,387)
2,340	0.09%, 10/31/2014 ╦	2,340
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $629,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38%
	- 4.50%, 2015 - 2022, value of $641)
629	0.08%, 10/31/2014	629
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,132, collateralized by FHLMC 2.00% -
5.50%, 2022 - 2034, FNMA 2.00% - 4.50%,
2024 - 2039, GNMA 3.00%, 2043, U.S.
	Treasury Note 4.63%, 2017, value of $2,174)
2,132	0.10%, 10/31/2014	2,132
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$8,032, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$8,192)
8,032	0.08%, 10/31/2014	8,032
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $9,232, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$9,416)
9,232	0.09%, 10/31/2014	9,232
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $533, collateralized by U.S. Treasury Note 0.88%, 2017, value of $544)
533	0.13%, 10/31/2014	533
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $784, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $800)
784	0.07%, 10/31/2014	784
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$8,264, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note
	1.38% - 4.25%, 2015 - 2022, value of $8,429)
8,264	0.08%, 10/31/2014	8,264

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Short-Term Investments - 9.8% - (continued)
	Repurchase Agreements - 9.8% - (continued)
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$16,014, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75%
	- 2.88%, 2018 - 2019, value of $16,335)
$16,014	0.10%, 10/31/2014		$16,014
	Total Short-Term Investments
	(Cost $48,097)		$48,097

	Total Investments Excluding Purchased Options
	(Cost $479,441)	101.1%	$498,501
	Total Purchased Options
	(Cost $534)	0.2%	923
	Total Investments
	(Cost $479,975) ▲	101.3%	$499,424
	Other Assets and Liabilities	(1.3)%	(6,492)
	Total Net Assets	100.0%	$492,932

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the "Subsidiary"), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2014, the Fund invested 3.3% of its total assets in the Subsidiary.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $481,842 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$41,243
Unrealized Depreciation	(23,661)
Net Unrealized Appreciation	$17,582

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $120, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $12,633, which represents 2.6% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $27,141, which represents 5.5% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2014	28	Hangzhou HIK-Vision Digital-A Technology Co., Ltd. Warrants	$74
08/2014	5	Nutanix, Inc. Preferred	63
06/2014	1	Uber Technologies, Inc. Preferred	71

At October 31, 2014, the aggregate value of these securities was $211, which rounds to zero percent of total net assets.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Ð	Represents or includes a TBA transaction.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $15,612 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Θ	This security, or a portion of this security, has been pledged as collateral in connection with OTC option and/or swaption contracts.

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
OTC option and/or OTC swap contracts	$1,440	$213
Futures contracts	7,920	–
Centrally cleared swaps contracts	201	–
Total	$9,561	$213

OTC Option Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Calls
Brent Oil Option ƻ	DEUT	CO	140.00 USD	02/09/15	USD	1,355,000	$–	$53	$(53)
Brent Oil Option ƻ	DEUT	CO	150.00 USD	11/10/15	USD	1,407,900	11	40	(29)
Brent Oil Option ƻ	JPM	CO	150.00 USD	08/11/15	USD	1,355,000	6	42	(36)
Palladium Option	GSC	CO	858.00 USD	12/29/14	USD	1,404	15	68	(53)
Total Calls						4,119,304	$32	$203	$(171)
Puts
Deutsche Lufthansa Option	DEUT	EQ	12.55 EUR	12/19/14	EUR	186,121	$243	$102	$141
EUR Put/USD Call Option	GSC	FX	1.30 USD per EUR	11/17/14	EUR	12,041,031	567	47	520
International Consolidated Option	BOA	EQ	364.10 GBP	12/19/14	GBP	239,793	34	55	(21)
Total Puts						12,466,945	$844	$204	$640
Total purchased option contracts						16,586,249	$876	$407	$469
Written option contracts:
Calls
GBP Call/USD Put	DEUT	FX	1.62 USD per GBP	12/08/14	GBP	5,050,000	$24	$116	$92

Puts
GBP Put/USD Call	DEUT	FX	1.62 USD per GBP	12/08/14	GBP	5,050,000	$109	$123	$14

Total written option contracts						10,100,000	$133	$239	$106

*	The number of contracts does not omit 000's.
Δ	For purchased options, premiums are paid by the Fund, for written options, premiums are received.
ƻ	This security has limitations. If at time of expiration the price of a barrel of ICE Brent Crude is equal to or greater than the strike price, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Exchange Traded Option Contracts Outstanding at October 31, 2014

Description	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased option contracts:
Calls
Cocoa Future Option	CO	3,150.00 USD	08/10/15	USD	38	$44	$64	$(20)
Hertz Global Holdings, Inc. Option	EQ	33.00 USD	12/20/14	USD	515	3	63	(60)
Total Calls					553	$47	$127	$(80)
Total purchased option contracts					553	$47	$127	$(80)

* The number of contracts does not omit 000's.

OTC Swaption Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received by Fund	Unrealized Appreciation (Depreciation)
Written swaption contracts:
Calls
Interest Rate Swaption USD	BNP	IR	3.44%	10/23/24	USD	350,000	$42	$43	$1

Puts
Interest Rate Swaption USD	BNP	IR	3.44%	10/23/24	USD	350,000	$42	$44	$2

Total written swaption contracts						700,000	$84	$87	$3

* The number of contracts does not omit 000's.

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
CAC 40 10 EURO Future	40	11/21/2014	$2,025	$2,121	$96	$–	$45	$–
Euro BUXL 30-Year Bond Future	1	12/08/2014	175	182	7	–	–	–
Euro-BOBL Future	16	12/08/2014	2,562	2,568	6	–	2	–
Euro-BUND Future	59	12/08/2014	11,235	11,158	–	(77)	2	–
Euro-Schatz Future	5	12/08/2014	695	695	–	–	–	–
Gold 100oz Future	8	12/29/2014	1,035	937	–	(98)	–	(22)
Japan 10-Year Bond Future	6	12/11/2014	7,814	7,827	13	–	–	–
KOSPI 200 Index Future	125	12/11/2014	15,413	14,632	–	(781)	70	–
Short Gilt Future	1	12/29/2014	165	166	1	–	–	–
U.S. Treasury 10-Year Note Future	119	12/19/2014	15,165	15,037	–	(128)	–	(31)
U.S. Treasury 2-Year Note Future	20	12/31/2014	4,391	4,391	–	–	4	–
U.S. Treasury 5-Year Note Future	144	12/31/2014	17,123	17,198	75	–	–	(24)
U.S. Treasury CME Ultra Long Term Bond Future	42	12/19/2014	6,525	6,586	61	–	1	(25)
Total					$259	$(1,084)	$124	$(102)
Short position contracts:
Australian 10-Year Bond Future	51	12/15/2014	$5,504	$5,511	$–	$(7)	$–	$(21)
Australian SPI 200 Index Future	73	12/18/2014	8,778	8,862	–	(84)	–	(96)
Canadian Government 10-Year Bond Future	46	12/18/2014	5,533	5,593	–	(60)	–	(1)
Long Gilt Future	70	12/29/2014	12,750	12,889	–	(139)	26	–
S&P 500 (E-Mini) Future	2	12/19/2014	196	201	–	(5)	111	(222)
U.S. Treasury Long Bond Future	1	12/19/2014	142	141	1	–	–	–
Total					$1	$(295)	$137	$(340)
Total futures contracts					$260	$(1,379)	$261	$(442)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices:
Sell protection:
CDX.EM.22	GSC	USD	17,425	1.00%	12/20/19	$–	$(1,260)	$(1,125)	$135	$–

Credit default swaps on single-name issues:
Sell protection:
Italy (Republic of)	JPM	USD	1,900	1.00% / 1.10%	09/20/19	$–	$(15)	$(9)	$6	$–

						$–	$(1,275)	$(1,134)	$141	$–

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.23	CME	USD	4,350	5.00%	12/20/19	$251	$304	$53	$–	$17	$–

(a)	The FCM to the contracts is MSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Total Return Swap Contracts Outstanding at October 31, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
BCLY US Aggregate TOT	BCLY	USD	13,325	1M LIBOR + 0.10%	02/28/15	$–	$–	$(146)	$–	$(146)
Bloomberg Commodity Index	JPM	USD	12,576	(0.09)% Fixed	01/30/15	–	–	(101)	–	(101)
MSCI Daily TR Gross EM Poland	GSC	USD	555	1M LIBOR + 0.30%	06/30/15	–	–	21	21	–
MSCI Daily TR Gross EM S Africa	DEUT	USD	2,444	1M LIBOR - 0.20%	10/30/15	–	–	–	–	–
MSCI Daily TR Net EM Chile	DEUT	USD	1,605	1M LIBOR + 0.10%	02/27/15	–	–	11	11	–
MSCI Daily TR Net EM Chile	GSC	USD	469	1M LIBOR + 0.10%	02/27/15	–	–	3	3	–
MSCI United Arab Emirates	DEUT	USD	580	1M LIBOR - 0.69%	10/30/15	–	–	(7)	–	(7)
MSCI United Arab Emirates	DEUT	USD	374	1M LIBOR - 0.69%	10/30/15	–	–	–	–	–
S&P US Real Estate Select Industry TR	GSC	USD	8,647	1M LIBOR - 0.90%	01/30/15	–	–	(289)	–	(289)
S&P US Real Estate Select Industry TR	GSC	USD	1,123	1M LIBOR - 0.90%	06/30/15	–	–	(38)	–	(38)
Tel Aviv 25	GSC	USD	4,375	(1M LIBOR + 0.90%)	05/28/15	–	–	(231)	–	(231)
Total						$–	$–	$(777)	$35	$(812)

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

TBA Sale Commitments Outstanding at October 31, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 3.50%	$2,500	11/15/2044	$2,580	$(20)
FHLMC, 5.00%	800	11/15/2044	884	(1)
FNMA, 3.00%	200	11/15/2029	207	–
FNMA, 3.50%	400	11/15/2029	423	1
FNMA, 3.50%	14,380	11/15/2044	14,870	(62)
GNMA, 3.00%	200	11/15/2044	204	1
GNMA, 3.50%	2,600	11/15/2044	2,720	11
GNMA, 4.50%	800	11/15/2044	873	(4)
GNMA, 5.00%	300	12/15/2044	331	–
Total			$23,092	$(74)

At October 31, 2014, the aggregate market value of these securities represents 4.7% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/28/2014	BCLY	$5,604	$5,616	$12	$–
AUD	Buy	11/28/2014	BOA	4,281	4,281	–	–
AUD	Buy	11/28/2014	CBA	4,281	4,281	–	–
AUD	Buy	12/17/2014	CBA	1,965	1,960	–	(5)
AUD	Buy	12/17/2014	NAB	1,966	1,960	–	(6)
AUD	Buy	12/17/2014	SSG	1,965	1,960	–	(5)
AUD	Sell	11/06/2014	DEUT	228	228	–	–
AUD	Sell	11/28/2014	GSC	5,656	5,616	40	–
AUD	Sell	12/17/2014	RBS	9,195	8,909	286	–
BRL	Buy	11/04/2014	SCB	896	882	–	(14)
BRL	Buy	11/04/2014	UBS	1,533	1,524	–	(9)
BRL	Buy	12/02/2014	UBS	881	875	–	(6)
BRL	Sell	11/04/2014	SCB	1,576	1,524	52	–
BRL	Sell	11/04/2014	UBS	887	882	5	–
BRL	Sell	12/02/2014	UBS	1,521	1,511	10	–
CAD	Buy	11/03/2014	BCLY	68	68	–	–
CAD	Buy	12/17/2014	DEUT	4,373	4,288	–	(85)
CAD	Buy	11/28/2014	RBC	11,251	11,183	–	(68)
CHF	Buy	12/17/2014	CSFB	2,749	2,675	–	(74)
CHF	Buy	11/28/2014	JPM	6,853	6,819	–	(34)
CHF	Sell	12/17/2014	BCLY	588	576	12	–
CHF	Sell	11/04/2014	BNY	129	129	–	–
CHF	Sell	11/28/2014	HSBC	13,993	13,879	114	–
CLP	Buy	12/17/2014	BNP	2,805	2,885	80	–
CLP	Sell	12/17/2014	SCB	2,789	2,885	–	(96)
CNY	Sell	12/17/2014	JPM	1,627	1,629	–	(2)
CNY	Sell	12/17/2014	UBS	5,896	5,924	–	(28)
COP	Buy	12/17/2014	SCB	2,735	2,663	–	(72)
COP	Sell	12/17/2014	BOA	2,756	2,663	93	–
DKK	Sell	11/04/2014	BNY	76	76	–	–
EUR	Buy	12/17/2014	BCLY	369	366	–	(3)
EUR	Buy	12/17/2014	DEUT	1,854	1,795	–	(59)
EUR	Buy	11/03/2014	GSC	89	88	–	(1)
EUR	Buy	12/17/2014	JPM	148	147	–	(1)
EUR	Buy	11/03/2014	RBC	67	67	–	–
EUR	Buy	11/28/2014	UBS	6,844	6,813	–	(31)
EUR	Buy	12/17/2014	UBS	1,346	1,301	–	(45)
EUR	Buy	11/04/2014	WEST	4	4	–	–
EUR	Sell	11/28/2014	BCLY	682	671	11	–
EUR	Sell	12/17/2014	DEUT	50,819	49,228	1,591	–
EUR	Sell	11/28/2014	GSC	31	31	–	–

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Sell	11/28/2014	JPM	$18,323	$18,130	$193	$–
EUR	Sell	11/03/2014	RBC	12	12	–	–
EUR	Sell	11/04/2014	WEST	1,126	1,126	–	–
EUR	Sell	11/05/2014	WEST	15	15	–	–
GBP	Buy	11/03/2014	BMO	53	53	–	–
GBP	Buy	11/28/2014	BOA	277	277	–	–
GBP	Buy	11/28/2014	CBK	8,090	8,078	–	(12)
GBP	Buy	12/17/2014	RBS	11,617	11,438	–	(179)
GBP	Buy	11/28/2014	SSG	252	251	–	(1)
GBP	Sell	11/03/2014	BMO	489	489	–	–
GBP	Sell	11/03/2014	BOA	277	277	–	–
GBP	Sell	11/28/2014	CBK	1,352	1,350	2	–
GBP	Sell	12/17/2014	JPM	618	612	6	–
GBP	Sell	11/04/2014	MSC	732	732	–	–
HKD	Buy	11/03/2014	UBS	21	21	–	–
HKD	Sell	11/04/2014	BCLY	410	410	–	–
INR	Buy	12/17/2014	BCLY	1,948	1,938	–	(10)
INR	Buy	12/17/2014	CBK	2,990	2,974	–	(16)
JPY	Buy	12/17/2014	BCLY	2,920	2,800	–	(120)
JPY	Buy	11/06/2014	CBA	3,073	3,064	–	(9)
JPY	Buy	12/17/2014	DEUT	3,354	3,228	–	(126)
JPY	Buy	11/04/2014	SSG	8	8	–	–
JPY	Sell	11/04/2014	BCLY	2,919	2,798	121	–
JPY	Sell	12/17/2014	CBA	3,074	3,066	8	–
JPY	Sell	11/06/2014	DEUT	623	620	3	–
JPY	Sell	12/17/2014	JPM	26,237	24,906	1,331	–
JPY	Sell	11/28/2014	RBS	8,346	8,024	322	–
JPY	Sell	11/04/2014	SSG	81	78	3	–
JPY	Sell	11/05/2014	UBS	41	39	2	–
KRW	Buy	12/17/2014	UBS	14,900	14,465	–	(435)
KRW	Sell	12/17/2014	UBS	16,861	16,369	492	–
MXN	Buy	12/17/2014	JPM	4,557	4,479	–	(78)
MXN	Sell	11/04/2014	BCLY	3	3	–	–
MXN	Sell	12/17/2014	CBK	3,399	3,370	29	–
MXN	Sell	11/05/2014	SSG	9	9	–	–
NOK	Buy	12/17/2014	GSC	1,313	1,238	–	(75)
NOK	Buy	12/17/2014	MSC	784	789	5	–
NOK	Buy	11/03/2014	UBS	12	12	–	–
NOK	Sell	11/04/2014	BCLY	140	140	–	–
NOK	Sell	12/17/2014	GSC	2,111	1,991	120	–
NOK	Sell	12/17/2014	JPM	1,650	1,641	9	–
NOK	Sell	11/04/2014	SSG	1,540	1,548	–	(8)
NZD	Buy	12/17/2014	JPM	2,623	2,624	1	–
NZD	Sell	12/17/2014	CBA	10,367	9,953	414	–
NZD	Sell	12/17/2014	NAB	1,961	1,916	45	–
NZD	Sell	12/17/2014	SSG	1,959	1,916	43	–
PLN	Sell	11/04/2014	BCLY	5	5	–	–
PLN	Sell	12/17/2014	BOA	2,052	1,983	69	–
SEK	Buy	12/17/2014	BOA	2,051	1,991	–	(60)
SEK	Buy	12/17/2014	JPM	1,745	1,680	–	(65)
SEK	Sell	11/04/2014	BCLY	101	101	–	–
SEK	Sell	12/17/2014	JPM	1,850	1,847	3	–
SGD	Buy	12/17/2014	GSC	815	807	–	(8)
SGD	Buy	12/17/2014	UBS	2,263	2,227	–	(36)
SGD	Sell	11/05/2014	BCLY	110	110	–	–
TRY	Sell	11/04/2014	BCLY	29	29	–	–
TWD	Buy	12/17/2014	BCLY	2,111	2,103	–	(8)
TWD	Buy	12/17/2014	JPM	1,665	1,661	–	(4)
TWD	Sell	12/17/2014	CBK	10,314	10,159	155	–

The accompanying notes are an integral part of these financial statements.

24

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
ZAR	Buy	12/17/2014	RBS	$2,175	$2,180	$5	$–
ZAR	Sell	11/07/2014	BCLY	33	33	–	–
Total						$5,687	$(1,894)

╪	See Significant Accounting Policies of accompanying Notes to Consolidated Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BNY	BNY Mellon
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
CAC	Cotation Assistee en Continu
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
EAFE	Europe, Australasia and Far East
KOSPI	Korea Composite Stock Price
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SPI	Share Price Index

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CO	Commodity
EM	Emerging Markets
EQ	Equity
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
J-REIT	Japanese Real Estate Investment Trust
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

26

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Consolidated Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$3,140	$1,024	$2,116	$–
Austria	1,642	801	841	–
Belgium	1,180	268	912	–
Brazil	1,180	1,180	–	–
British Virgin Islands	1,016	1,016	–	–
Canada	7,295	7,295	–	–
Cayman Islands	196	173	23	–
China	13,002	5,801	7,201	–
Denmark	1,098	–	1,098	–
Egypt	751	751	–	–
Finland	262	–	262	–
France	11,699	162	11,537	–
Germany	7,736	22	7,714	–
Greece	8,340	291	8,049	–
Hong Kong	10,314	262	10,052	–
India	2,295	652	1,643	–
Indonesia	499	–	499	–
Ireland	7,068	2,450	4,618	–
Israel	4,607	865	3,742	–
Italy	4,832	–	4,832	–
Japan	26,349	271	26,078	–
Jersey	877	748	129	–
Kenya	40	40	–	–
Luxembourg	1,190	284	906	–
Malaysia	2,727	–	2,727	–
Mauritius	639	639	–	–
Mexico	88	88	–	–
Netherlands	9,705	992	8,713	–
Norway	2,652	11	2,641	–
Panama	69	69	–	–
Papua New Guinea	55	55	–	–
Philippines	521	–	521	–
Poland	46	46	–	–
Portugal	142	–	142	–
Puerto Rico	73	73	–	–
Romania	32	–	32	–
Singapore	5,949	152	5,797	–
South Africa	667	–	667	–
South Korea	11,000	181	10,819	–
Spain	2,458	–	2,458	–
Sweden	1,105	–	1,105	–
Switzerland	6,161	286	5,875	–
Taiwan	12,571	242	12,329	–
Thailand	418	–	418	–
Turkey	561	91	470	–
United Arab Emirates	24	24	–	–
United Kingdom	12,660	1,976	10,684	–
United States	100,349	100,223	126	–
Total	$287,280	$129,504	$157,776	$–
Asset and Commercial Mortgage Backed Securities	22,808	–	19,793	3,015
Corporate Bonds	19,394	–	19,394	–
Exchange Traded Funds	19,957	19,957	–	–
Foreign Government Obligations	47,308	–	47,308	–
Preferred Stocks	1,859	–	1,739	120
U.S. Government Agencies	29,746	–	29,746	–
U.S. Government Securities	21,612	13,877	7,735	–
Warrants	440	440	–	–

The accompanying notes are an integral part of these financial statements.

27

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Consolidated Investment Valuation Hierarchy Level Summary - (continued)

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets: - (continued)
Short-Term Investments	48,097	–	48,097	–
Purchased Options	923	47	876	–
Total	$499,424	$163,825	$332,464	$3,135
Foreign Currency Contracts*	$5,687	$–	$5,687	$–
Futures*	260	260	–	–
Swaps - Credit Default*	194	–	194	–
Swaps - Total Return*	35	–	35	–
Total	$6,176	$260	$5,916	$–
Liabilities:
Securities Sold Short	$23,092	$–	$23,092	$–
Written Options	217	–	217	–
Total	$23,309	$–	$23,309	$–
Foreign Currency Contracts*	$1,894	$–	$1,894	$–
Futures*	1,379	1,379	–	–
Swaps - Total Return*	812	–	812	–
Total	$4,085	$1,379	$2,706	$–

♦	For the year ended October 31, 2014, investments valued at $15,481 were transferred from Level 1 to Level 2, and investments valued at $7,262 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$(10)	$4	†	$7	$3,441	$(427)	$—	$—	$3,015
Common Stocks	258	98	347		—	—	(813)	368	(258)	—
Preferred Stocks	—	—	(14	)‡	—	134	—	—	—	120
Total	$258	$88	$337		$7	$3,575	$(1,240)	$368	$(258)	$3,135

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $4.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(14).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

28

The Hartford Global All-Asset Fund

Consolidated Statement of Assets and Liabilities

October 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $479,975)	$499,424
Cash	9,563	*
Foreign currency on deposit with custodian (cost $23)	23
Unrealized appreciation on foreign currency contracts	5,687
Unrealized appreciation on OTC swap contracts	176
Receivables:
Investment securities sold	50,911
Fund shares sold	277
Dividends and interest	1,204
Variation margin on financial derivative instruments	278
OTC swap premiums paid	—
Other assets	99
Total assets	567,642
Liabilities:
Unrealized depreciation on foreign currency contracts	1,894
Unrealized depreciation on OTC swap contracts	812
TBA sale commitments, at market value (proceeds $23,018)	23,092
Payables:
Investment securities purchased	41,197
Fund shares redeemed	5,340
Investment management fees	91
Administrative fees	—
Distribution fees	35
Collateral received from broker	213
Variation margin on financial derivative instruments	442
Accrued expenses	101
OTC swap premiums received	1,275
Written option contracts (proceeds $326)	217
Other liabilities	1
Total liabilities	74,710
Net assets	$492,932
Summary of Net Assets:
Capital stock and paid-in-capital	$412,204
Undistributed net investment income	7,538
Accumulated net realized gain	51,860
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	21,330
Net assets	$492,932

* Cash of $9,561 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

29

The Hartford Global All-Asset Fund

Consolidated Statement of Assets and Liabilities – (continued)

October 31, 2014

(000’s Omitted)

Shares authorized	700,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.68/$13.42
Shares outstanding	16,299
Net assets	$206,595
Class C: Net asset value per share	$12.56
Shares outstanding	10,369
Net assets	$130,260
Class I: Net asset value per share	$12.72
Shares outstanding	9,241
Net assets	$117,499
Class R3: Net asset value per share	$12.67
Shares outstanding	264
Net assets	$3,340
Class R4: Net asset value per share	$12.80
Shares outstanding	106
Net assets	$1,363
Class R5: Net asset value per share	$12.72
Shares outstanding	215
Net assets	$2,730
Class Y: Net asset value per share	$12.72
Shares outstanding	2,449
Net assets	$31,145

The accompanying notes are an integral part of these financial statements.

30

The Hartford Global All-Asset Fund

Consolidated Statement of Operations

For the Year Ended October 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$8,716
Interest	3,693
Less: Foreign tax withheld	(737)
Total investment income	11,672

Expenses:
Investment management fees	5,183
Administrative services fees
Class R3	7
Class R4	2
Class R5	3
Transfer agent fees
Class A	315
Class C	161
Class I	96
Class R3	1
Class R4	—
Class R5	—
Class Y	1
Distribution fees
Class A	612
Class C	1,419
Class R3	18
Class R4	4
Custodian fees	68
Accounting services fees	139
Registration and filing fees	109
Board of Directors' fees	15
Audit fees	47
Other expenses	95
Total expenses (before waivers and fees paid indirectly)	8,295
Expense waivers	(752)
Commission recapture	(4)
Total waivers and fees paid indirectly	(756)
Total expenses, net	7,539
Net Investment Income	4,133
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	52,088
Less: Foreign taxes paid on realized capital gains	(19)
Net realized loss on purchased option contracts	(938)
Net realized loss on TBA sale transactions	(721)
Net realized gain on futures contracts	1,237
Net realized gain on written option contracts	2
Net realized loss on swap contracts	(343)
Net realized gain on foreign currency contracts	6,396
Net realized loss on other foreign currency transactions	(128)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	57,574
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(39,926)
Net unrealized appreciation of purchased option contracts	502
Net unrealized depreciation of TBA sale commitments	(74)
Net unrealized depreciation of futures contracts	(1,739)
Net unrealized appreciation of written option contracts	109
Net unrealized depreciation of swap contracts	(1,352)
Net unrealized appreciation of foreign currency contracts	4,369
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(241)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(38,352)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	19,222
Net Increase in Net Assets Resulting from Operations	$23,355

The accompanying notes are an integral part of these financial statements.

31

The Hartford Global All-Asset Fund

Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$4,133	$4,113
Net realized gain on investments, other financial instruments and foreign currency transactions	57,574	16,343
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(38,352)	52,531
Net Increase in Net Assets Resulting from Operations	23,355	72,987
Distributions to Shareholders:
From net investment income
Class A	(2,705)	(7,352)
Class C	(370)	(2,817)
Class I	(1,719)	(4,796)
Class R3	(29)	(75)
Class R4	(22)	(18)
Class R5	(35)	(71)
Class Y	(642)	(2,021)
Total from net investment income	(5,522)	(17,150)
From net realized gain on investments
Class A	(855)	—
Class C	(490)	—
Class I	(434)	—
Class R3	(12)	—
Class R4	(6)	—
Class R5	(9)	—
Class Y	(160)	—
Total from net realized gain on investments	(1,966)	—
Total distributions	(7,488)	(17,150)
Capital Share Transactions:
Class A	(64,851)	(53,382)
Class C	(24,054)	(33,398)
Class I	(20,800)	(58,417)
Class R3	(261)	(766)
Class R4	(586)	347
Class R5	44	(96)
Class Y	(17,968)	(41,097)
Net decrease from capital share transactions	(128,476)	(186,809)
Net Decrease in Net Assets	(112,609)	(130,972)
Net Assets:
Beginning of period	605,541	736,513
End of period	$492,932	$605,541
Undistributed (distributions in excess of) net investment income	$7,538	$4,471

The accompanying notes are an integral part of these financial statements.

32

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements

October 31, 2014

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Global All-Asset Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance

33

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value,

34

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Consolidated Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Consolidated Statement of Operations, as applicable.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Consolidated Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

35

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund, consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of

36

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Consolidated Schedule of Investments, had open TBA commitments as of October 31, 2014, which may be a part of dollar roll transactions.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or

37

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Consolidated Schedule of Investments, had inflation indexed bonds as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Consolidated Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Consolidated Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

38

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Consolidated Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Consolidated Schedule of Investments, had outstanding purchased and written option contracts as of October 31, 2014. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

Options Contract Activity During the Year Ended October 31, 2014:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	5,750,026	246
Expired	—	—
Closed	(350,026)	(87)
Exercised	—	—
End of period	5,400,000	$159

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	5,750,026	253
Expired	—	—
Closed	(350,026)	(86)
Exercised	—	—
End of period	5,400,000	$167

* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

39

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Consolidated Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Consolidated Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Consolidated Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of

40

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the ConsolidatedSchedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund had no outstanding interest rate swap contracts as of October 31, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding total return swap contracts as of October 31, 2014.

41

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$—	$567	$—	$280	$76	$—	$923
Unrealized appreciation on foreign currency contracts	—	5,687	—	—	—	—	5,687
Unrealized appreciation on OTC swap contracts	—	—	141	35	—	—	176
Variation margin receivable *	35	—	17	226	—	—	278
Total	$35	$6,254	$158	$541	$76	$—	$7,064

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,894	$—	$—	$—	$—	$1,894
Unrealized depreciation on OTC swap contracts	—	—	—	812	—	—	812
Variation margin payable *	102	—	—	318	22	—	442
Written option contracts, market value	84	133	—	—	—	—	217
Total	$186	$2,027	$—	$1,130	$22	$—	$3,365

* Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $(1,119) and open centrally cleared swaps net cumulative appreciation of $53 as reported in the Consolidated Schedule of Investments.

The volume of derivatives that is presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased option contracts	$56	$149	$—	$(942)	$(201)	$—	$(938)
Net realized gain (loss) on futures contracts	3,906	—	—	(2,384)	(285)	—	1,237
Net realized gain on written option contracts	2	—	—	—	—	—	2
Net realized gain (loss) on swap contracts	(1,944)	—	2,094	(320)	(173)	—	(343)
Net realized gain on foreign currency contracts	—	6,396	—	—	—	—	6,396
Total	$2,020	$6,545	$2,094	$(3,646)	$(659)	$—	$6,354

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased option contracts	$—	$520	$—	$36	$(54)	$—	$502
Net change in unrealized appreciation (depreciation) of futures contracts	(1,714)	—	—	81	(106)	—	(1,739)
Net change in unrealized appreciation of written option contracts	3	106	—	—	—	—	109
Net change in unrealized appreciation (depreciation) of swap contracts	379	—	(1,311)	(420)	—	—	(1,352)
Net change in unrealized appreciation of foreign currency contracts	—	4,369	—	—	—	—	4,369
Total	$(1,332)	$4,995	$(1,311)	$(303)	$(160)	$—	$1,889

42

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received		Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$911	$(752)	$—	$(125	)†	$34
Futures contracts - variation margin receivable	261	(261)	—	—		—
Swap contracts - variation margin receivable	17	—	—	—	□	17
Unrealized appreciation on foreign currency contracts	5,558	(1,415)	—	—		4,143
Total subject to a master netting or similar arrangement	$6,747	$(2,428)	$—	$(125)		$4,194

* Gross amounts are presented here as there are no amounts that are netted within the Consolidated Statement of Assets and Liabilities.

† An additional $88 of cash collateral was received by the Fund related to derivative assets.

□ The Fund has pledged $201 as collateral for open centrally cleared swap contracts held at October 31, 2014.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option and OTC swap contracts at market value	$2,163	$(752)	$—	$(1,142)†	$269
Futures contracts - variation margin payable	442	(261)	—	(7,920)	—
Unrealized depreciation on foreign currency contracts	1,876	(1,415)	—	—	461
Total subject to a master netting or similar arrangement	$4,481	$(2,428)	$—	$(9,062)	$730

* Gross amounts are presented here as there are no amounts that are netted within the Consolidated Statement of Assets and Liabilities.

† An additional $298 of cash collateral was pledged to counterparties related to derivative liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

43

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

44

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$5,510	$17,150
Long-Term Capital Gains ‡	1,978	—

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$19,628
Undistributed Long-Term Capital Gain	44,855
Unrealized Appreciation*	15,632
Total Accumulated Earnings	$80,115

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$4,456
Accumulated Net Realized Gain (Loss)	(3,188)
Capital Stock and Paid-in-Capital	(1,268)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

45

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.950%
On next $250 million	0.900%
On next $500 million	0.800%
On next $1.5 billion	0.730%
On next $2.5 billion	0.700%
On next $5 billion	0.660%
Over $10 billion	0.655%

The investment manager has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for a long as the Fund remains invested in that subsidiary fund.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended October 31, 2014, this amount, if any, is included in the Consolidated Statement of Operations.

46

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.25%
Class C	2.00
Class I	0.98
Class R3	1.50
Class R4	1.20
Class R5	0.95
Class Y	0.90

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $383 and contingent deferred sales charges of $9 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Consolidated Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

47

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class		Percentage of Fund
Class R5	100	%*	1%

*	Percentage rounds to 100%.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$863,908	$28,816	$892,724
Sales Proceeds	973,622	22,874	996,496

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,317	277	(6,724)	(5,130)	2,631	616	(7,820)	(4,573)
Amount	$16,632	$3,428	$(84,911)	$(64,851)	$30,515	$6,983	$(90,880)	$(53,382)
Class C
Shares	781	56	(2,753)	(1,916)	1,529	194	(4,612)	(2,889)
Amount	$9,767	$684	$(34,505)	$(24,054)	$17,615	$2,190	$(53,203)	$(33,398)
Class I
Shares	2,275	128	(4,058)	(1,655)	3,584	293	(8,907)	(5,030)
Amount	$29,063	$1,594	$(51,457)	$(20,800)	$41,632	$3,330	$(103,379)	$(58,417)
Class R3
Shares	57	3	(80)	(20)	44	6	(117)	(67)
Amount	$713	$40	$(1,014)	$(261)	$505	$70	$(1,341)	$(766)
Class R4
Shares	21	1	(69)	(47)	169	1	(138)	32
Amount	$278	$10	$(874)	$(586)	$1,968	$12	$(1,633)	$347
Class R5
Shares	—	4	—	4	2	6	(16)	(8)
Amount	$4	$44	$(4)	$44	$19	$71	$(186)	$(96)
Class Y
Shares	148	33	(1,612)	(1,431)	291	128	(4,017)	(3,598)
Amount	$1,850	$405	$(20,223)	$(17,968)	$3,429	$1,447	$(45,973)	$(41,097)
Total
Shares	4,599	502	(15,296)	(10,195)	8,250	1,244	(25,627)	(16,133)
Amount	$58,307	$6,205	$(192,988)	$(128,476)	$95,683	$14,103	$(296,595)	$(186,809)

48

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

49

The Hartford Global All-Asset Fund

Consolidated Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$12.34	$0.11	$0.40	$0.51	$(0.13)	$(0.04)	$(0.17)	$12.68	4.18%	$206,595	1.40%	1.25%	0.85%
C	12.23	0.01	0.39	0.40	(0.03)	(0.04)	(0.07)	12.56	3.30	130,260	2.13	2.00	0.10
I	12.38	0.14	0.40	0.54	(0.16)	(0.04)	(0.20)	12.72	4.43	117,499	1.10	0.98	1.11
R3	12.34	0.08	0.39	0.47	(0.10)	(0.04)	(0.14)	12.67	3.86	3,340	1.73	1.50	0.61
R4	12.47	0.11	0.41	0.52	(0.15)	(0.04)	(0.19)	12.80	4.18	1,363	1.44	1.20	0.90
R5	12.38	0.14	0.41	0.55	(0.17)	(0.04)	(0.21)	12.72	4.49	2,730	1.12	0.95	1.14
Y	12.38	0.15	0.41	0.56	(0.18)	(0.04)	(0.22)	12.72	4.54	31,145	1.02	0.90	1.18

For the Year Ended October 31, 2013
A	$11.30	$0.08	$1.25	$1.33	$(0.29)	$–	$(0.29)	$12.34	12.02%	$264,437	1.37%	1.22%	0.72%
C	11.18	–	1.24	1.24	(0.19)	–	(0.19)	12.23	11.26	150,191	2.11	1.97	(0.03)
I	11.33	0.12	1.25	1.37	(0.32)	–	(0.32)	12.38	12.37	134,853	1.08	0.96	0.99
R3	11.29	0.05	1.26	1.31	(0.26)	–	(0.26)	12.34	11.78	3,504	1.70	1.47	0.45
R4	11.39	0.07	1.29	1.36	(0.28)	–	(0.28)	12.47	12.16	1,906	1.42	1.18	0.57
R5	11.34	0.12	1.25	1.37	(0.33)	–	(0.33)	12.38	12.30	2,615	1.09	0.93	0.99
Y	11.34	0.12	1.25	1.37	(0.33)	–	(0.33)	12.38	12.36	48,035	0.99	0.88	1.04

For the Year Ended October 31, 2012
A	$10.63	$0.06	$0.67	$0.73	$(0.06)	$–	$(0.06)	$11.30	6.97%	$293,773	1.38%	1.09%	0.58%
C	10.53	(0.02)	0.67	0.65	–	–	–	11.18	6.17	169,673	2.12	1.84	(0.16)
I	10.66	0.09	0.68	0.77	(0.10)	–	(0.10)	11.33	7.28	180,463	1.09	0.83	0.84
R3	10.61	0.04	0.67	0.71	(0.03)	–	(0.03)	11.29	6.75	3,961	1.74	1.36	0.33
R4	10.64	0.07	0.68	0.75	–	–	–	11.39	7.05	1,378	1.45	1.06	0.62
R5	10.67	0.09	0.68	0.77	(0.10)	–	(0.10)	11.34	7.31	2,485	1.11	0.83	0.85
Y	10.67	0.10	0.68	0.78	(0.11)	–	(0.11)	11.34	7.38	84,780	1.01	0.77	0.91

For the Year Ended October 31, 2011
A	$11.04	$0.03	$(0.32)	$(0.29)	$(0.03)	$(0.09)	$(0.12)	$10.63	(2.67)%	$373,186	1.45%	1.02%	0.31%
C	11.00	(0.05)	(0.32)	(0.37)	(0.01)	(0.09)	(0.10)	10.53	(3.36)	216,578	2.19	1.75	(0.43)
I	11.05	0.06	(0.32)	(0.26)	(0.04)	(0.09)	(0.13)	10.66	(2.44)	263,596	1.17	0.73	0.57
R3	11.02	0.01	(0.33)	(0.32)	–	(0.09)	(0.09)	10.61	(2.93)	3,140	1.79	1.30	0.09
R4	11.04	0.06	(0.36)	(0.30)	(0.01)	(0.09)	(0.10)	10.64	(2.71)	1,205	1.49	1.00	0.50
R5	11.05	0.08	(0.34)	(0.26)	(0.03)	(0.09)	(0.12)	10.67	(2.36)	2,335	1.19	0.70	0.74
Y	11.05	0.08	(0.33)	(0.25)	(0.04)	(0.09)	(0.13)	10.67	(2.34)	12,219	1.08	0.65	0.76

See Portfolio Turnover information on the next page.

50

The Hartford Global All-Asset Fund

Consolidated Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets
From May 28, 2010 (commencement of operations), through October 31, 2010
A(D)	$10.00	$(0.01)	$1.05	$1.04	$–	$–	$–	$11.04	10.40	%(E)	$92,704	1.51	%(F)	0.95	%(F)	(0.16	)%(F)
C(D)	10.00	(0.04)	1.04	1.00	–	–	–	11.00	10.00	(E)	46,828	2.26	(F)	1.70	(F)	(0.92	)(F)
I(D)	10.00	–	1.05	1.05	–	–	–	11.05	10.50	(E)	66,511	1.24	(F)	0.68	(F)	(0.01	)(F)
R3(D)	10.00	(0.01)	1.03	1.02	–	–	–	11.02	10.20	(E)	2,216	1.91	(F)	1.31	(F)	(0.18	)(F)
R4(D)	10.00	0.01	1.03	1.04	–	–	–	11.04	10.40	(E)	2,208	1.61	(F)	1.01	(F)	0.12	(F)
R5(D)	10.00	0.02	1.03	1.05	–	–	–	11.05	10.50	(E)	2,210	1.31	(F)	0.71	(F)	0.42	(F)
Y(D)	10.00	0.01	1.04	1.05	–	–	–	11.05	10.50	(E)	9,948	1.22	(F)	0.66	(F)	0.47	(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Consolidated Financial Statements).
(D)	Commenced operations on May 28, 2010.
(E)	Not annualized.
(F)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	75%
For the Year Ended October 31, 2013	47
For the Year Ended October 31, 2012	94
For the Year Ended October 31, 2011	206
From May 28, 2010 (commencement of operations) through October 31, 2010	37	(A)

(A) Not annualized.

51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Hartford Global All-Asset Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Hartford Global All-Asset Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its consolidated operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota December 18, 2014

52

The Hartford Global All-Asset Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

53

The Hartford Global All-Asset Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

54

The Hartford Global All-Asset Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

55

The Hartford Global All-Asset Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

56

The Hartford Global All-Asset Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,000.80	$6.30	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class C	$1,000.00	$996.00	$10.06	$1,000.00	$1,015.12	$10.16	2.00	184	365
Class I	$1,000.00	$1,002.40	$4.85	$1,000.00	$1,020.37	$4.89	0.96	184	365
Class R3	$1,000.00	$999.20	$7.56	$1,000.00	$1,017.64	$7.63	1.50	184	365
Class R4	$1,000.00	$1,000.80	$6.05	$1,000.00	$1,019.16	$6.11	1.20	184	365
Class R5	$1,000.00	$1,001.60	$4.79	$1,000.00	$1,020.42	$4.84	0.95	184	365
Class Y	$1,000.00	$1,002.40	$4.54	$1,000.00	$1,020.67	$4.58	0.90	184	365

57

The Hartford Global All-Asset Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global All-Asset Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

58

The Hartford Global All-Asset Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, its use of the Fund’s investment flexibility, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its blended custom benchmark for the 1-year period and below its blended custom benchmark for the 3-year period. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

59

The Hartford Global All-Asset Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 5th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

60

The Hartford Global All-Asset Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

61

The Hartford Global All-Asset Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Cayman Subsidiary Risk: Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

62

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

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Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

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Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

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You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GAA14 12/14 113976-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD GLOBAL ALPHA FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Global Alpha Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Schedule of Investments at October 31, 2014	5
Statement of Assets and Liabilities at October 31, 2014	17
Statement of Operations for the Year Ended October 31, 2014	19
Statement of Changes in Net Assets for the Year Ended October 31, 2014, and for the Period December 14, 2012 (commencement of operations) through October 31, 2013	20
Notes to Financial Statements	21
Financial Highlights	38
Report of Independent Registered Public Accounting Firm	39
Directors and Officers (Unaudited)	40
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	42
Quarterly Portfolio Holdings Information (Unaudited)	42
Federal Tax Information (Unaudited)	43
Expense Example (Unaudited)	44
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	45
Main Risks (Unaudited)	49

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Alpha Fund inception 12/14/2012

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide a positive total return that exceeds the return on 3-Month U.S. Treasury bills over the long-term (generally at least three years) regardless of market conditions.

Performance Overview    12/14/12 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	Since Inception▲
Global Alpha A#	-0.63%	-2.75%
Global Alpha A##	-6.09%	-5.63%
Global Alpha C#	-1.27%	-3.46%
Global Alpha C##	-2.25%	-3.46%
Global Alpha I#	-0.31%	-2.47%
Global Alpha R3#	-0.95%	-3.13%
Global Alpha R4#	-0.73%	-2.86%
Global Alpha R5#	-0.42%	-2.58%
Global Alpha Y#	-0.31%	-2.47%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.06%

▲	Inception: 12/14/2012
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Alpha Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Global Alpha Class A	1.55%	1.88%
Global Alpha Class C	2.30%	2.62%
Global Alpha Class I	1.30%	1.64%
Global Alpha Class R3	1.85%	2.32%
Global Alpha Class R4	1.55%	2.02%
Global Alpha Class R5	1.25%	1.72%
Global Alpha Class Y	1.20%	1.61%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Robert L. Evans	Mark H. Sullivan, CFA, CMT	John Soukas
Director and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Alpha Fund returned -0.63%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.05% for the same period. The Fund also underperformed the 3.05% average return of the Lipper Absolute Return Funds peer group, a group of funds which aim for positive returns in all market conditions. The funds in the Lipper Absolute Return Funds peer group are not benchmarked against a traditional long only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England (BOE) and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter GDP rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

The Fund’s macro and credit strategies contributed positively to results over the period while quantitative strategies detracted. Within macro strategies, our duration strategies were primary contributors while currency strategies detracted from relative returns over the period. Our underweight duration positions in front-end and intermediate U.K. interest rates, particularly in 4Q 2013, were positive contributors as strong domestic data and BOE policy tightening expectations both led to a rise in U.K. yields. In addition, our tactical long positions in Australia held throughout this period were beneficial. We held these positions based on our outlook for the impacts of a slowing Chinese economy on commodity export- driven economies like Australia. As China’s consumption of raw materials slows, it should continue to have negative effects on Australia’s growth outlook, influence more accommodative monetary policy and impact yields. Within the Fund’s currency strategies, our tactical positions favoring an underweight to European currencies, including the Euro (EUR) detracted from relative performance as economic data stabilized in the Eurozone and the ECB provided

3

The Hartford Global Alpha Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

guidance that implied rates would remain low, but refrained from actually easing monetary policy until very recently. Within our quantitative strategies, modest long U.S. 10-year vs. U.K. 10-year and Germany 10-year positions, which were held at elevated risk levels at various points during this time period, detracted from relative performance as both sovereign spreads widened at the margin. Helping offset the majority of this benchmark-relative underperformance during the period were our relative yield curve strategies within the U.S. and Germany. Early in 2014, our models favored a flatter U.S. yield curve relative to a steeper Germany curve and the U.S. curve continued to experience flattening relative to Germany. Within credit, our positioning in corporate bonds, non-agency Mortgage Backed Securities (MBS), and Commercial Mortgage Backed Securities (CMBS) aided performance as spreads generally tightened during the period, driven by investors’ continued search for yield and positive market technicals. This was partially offset by our tactical positioning in MBS, which detracted from relative returns over the period.

Our quantitatively-oriented country positioning is primarily implemented through the use of exchange-traded government bond futures. Our currency and duration positioning is primarily implemented through the use of currency forward contracts and through the use of exchange-traded government bond futures. Our credit positioning is primarily implemented through the use of cash bonds and credit default swaps.

What is the outlook?

In our view the global cycle in advanced economies continues to moderate, coupled with a weaker emerging market growth outlook. We tactically traded duration (3.24 years as of October 31, 2014) during the period. We ended the period with active duration overweights in South Korea and Australia, while our primary underweight duration positions were in Germany, the United Kingdom, and Japan. We continued to favor the U.S. dollar as our primary overweight with underweights in the New Zealand dollar, South Korean won and Euro Currency. Our exposure to investment grade, high yield, and securitized credit sectors remains opportunistic in nature, but we retain our positive outlook for global credit and continue to expect corporate bonds to outperform government bonds.

Credit Exposure
as of October 31, 2014
Credit Rating *	Percentage of Net Assets
Aaa/ AAA	14.7%
Aa/ AA	53.3
A	0.2
Baa/ BBB	4.9
Ba/ BB	5.4
B	0.8
Caa/ CCC or Lower	0.6
Not Rated	0.2
Non-Debt Securities and Other Short-Term Instruments	16.5
Other Assets and Liabilities	3.4
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type

as of October 31, 2014

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.4%
Corporate Bonds	9.1
Foreign Government Obligations	5.5
U.S. Government Securities	61.1
Total	80.1%
Short-Term Investments	16.3
Purchased Options	0.2
Other Assets and Liabilities	3.4
Total	100.0%

4

The Hartford Global Alpha Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 4.4%
		Finance and Insurance - 4.4%
		CHL Mortgage Pass-Through Trust
	$22	6.25%, 09/25/2036	$20
		Countrywide Alternative Loan Trust
	17	0.47%, 11/25/2035 Δ	14
	27	6.50%, 09/25/2036	24
		Dryden Senior Loan Fund
	250	1.70%, 07/15/2026 ■Δ	249
		GMAC Mortgage Corp. Loan Trust
	31	2.93%, 09/19/2035 Δ	29
		JP Morgan Chase Commercial Mortgage Securities Corp.
	100	2.75%, 10/15/2045 ■	75
	115	4.57%, 12/15/2047 ■Δ	98
		Magnetite CLO Ltd.
	250	1.70%, 07/25/2026 ■Δ	248
		OZLM Funding Ltd.
	250	1.73%, 04/17/2026 ■Δ	249
		Residential Accredit Loans, Inc.
	96	0.36%, 04/25/2046 Δ	49
		UBS-Barclays Commercial Mortgage Trust
	50	4.23%, 03/10/2046 ■Δ	42
		WaMu Mortgage Pass Through Certificates
	16	1.83%, 01/25/2037 Δ	14
			1,111

		Total Asset and Commercial Mortgage Backed Securities
		(Cost $1,087)	$1,111

Corporate Bonds - 9.1%
		Administrative, Support, Waste Management and Remediation Services - 0.1%
		Clean Harbors, Inc.
	$25	5.13%, 06/01/2021	$25

		Finance and Insurance - 5.6%
		Ally Financial, Inc.
	40	5.13%, 09/30/2024	42
		American International Group, Inc.
GBP	50	5.75%, 03/15/2067	83
		Bank of America Corp.
EUR	50	0.78%, 05/23/2017 Δ	62
		Banque PSA Finance S.A.
EUR	100	4.00%, 06/24/2015 §	128
		Barclays Bank plc
	210	4.38%, 09/11/2024	204
		CNH Capital LLC
	75	3.63%, 04/15/2018	75
		CNH Industrial Finance Europe S.A.
EUR	100	2.75%, 03/18/2019 §	126
		Conti-Gummi Finance B.V.
EUR	100	2.50%, 03/20/2017 §	131
		Ford Motor Credit Co. LLC
	125	5.63%, 09/15/2015	130
		HSBC Holdings plc
EUR	50	0.38%, 09/30/2020 Δ	62
		Navient Corp.
	165	5.50%, 01/15/2019	171
	20	6.25%, 01/25/2016	21
		Royal Bank of Scotland Group plc
	115	6.00%, 12/19/2023	124
	50	9.50%, 03/16/2022 §	57
			1,416
		Health Care and Social Assistance - 0.8%
		AbbVie, Inc.
	25	1.75%, 11/06/2017	25
		DaVita, Inc.
	45	5.75%, 08/15/2022	48
		Fresenius Medical Care U.S. Finance II, Inc.
	70	5.63%, 07/31/2019 ■	75
		Zoetis, Inc.
	45	1.88%, 02/01/2018	45
			193
		Information - 1.4%
		Deutsche Telekom International Finance B.V.
	175	5.75%, 03/23/2016	186
		Sprint Corp.
	15	7.25%, 09/15/2021 ■	16
		Verizon Communications, Inc.
	27	5.01%, 08/21/2054 ■	27
	103	6.55%, 09/15/2043	130
			359
		Other Services - 0.1%
		Service Corp. International
	15	5.38%, 01/15/2022	15

		Petroleum and Coal Products Manufacturing - 0.6%
		Petrobras Global Finance Co.
	155	3.25%, 03/17/2017	156

		Utilities - 0.3%
		American Electric Power Co., Inc.
	25	1.65%, 12/15/2017	25
	50	2.95%, 12/15/2022	49
			74
		Wholesale Trade - 0.2%
		Spectrum Brands, Inc.
	60	6.38%, 11/15/2020	64

		Total Corporate Bonds
		(Cost $2,315)	$2,302

Foreign Government Obligations - 5.5%
		Cyprus - 0.1%
		Cyprus (Republic of)
EUR	16	4.75%, 06/25/2019 §	$19

		Denmark - 3.8%
		Denmark (Kingdom of)
DKK	5,690	2.00%, 11/15/2014	959

		Ireland - 0.5%
		Ireland (Republic of)
EUR	85	3.40%, 03/18/2024 §	122

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 5.5% - (continued)
		Portugal - 0.6%
		Portugal (Republic of)
EUR	120	3.88%, 02/15/2030 ■	$149

		South Africa - 0.5%
		South Africa (Republic of)
ZAR	655	8.00%, 01/31/2030	58
ZAR	630	10.50%, 12/21/2026	68
			126
		Total Foreign Government Obligations
		(Cost $1,471)	$1,375

U.S. Government Securities - 61.1%
Other Direct Federal Obligations - 2.0%
		FHLB - 2.0%
	$500	0.25%, 01/16/2015	$500

U.S. Treasury Securities - 59.1%
		U.S. Treasury Notes - 59.1%
	1,550	0.13%, 12/31/2014 Є	1,550
	5,005	0.25%, 11/30/2014 - 02/28/2015 ╦ΘЄ	5,008
	2,440	0.38%, 11/15/2014 - 03/15/2015	2,441
	1,605	2.25%, 01/31/2015	1,613
	2,000	2.63%, 12/31/2014	2,008
	2,300	4.25%, 11/15/2014	2,304
			14,924
		Total U.S. Government Securities
		(Cost $15,425)	$15,424

		Total Long-Term Investments Excluding Purchased Options
		(Cost $20,298)	$20,212

Short-Term Investments - 16.3%
Other Direct Federal Obligations - 4.9%
		FHLB
	$250	0.06%, 11/5/2014 ○	$250
	1,000	0.06%, 3/30/2015	999
			1,249
Commercial Paper - 4.0%
		Computer and Electronic Product Manufacturing - 1.0%
		Apple, Inc.
	$250	0.06%, 11/21/2014 ○	$250

		Finance and Insurance - 1.0%
		Nissan Motor Acceptance Corp.
	250	0.27%, 11/17/2014 ○	250

		Information - 2.0%
		AT&T, Inc.
	250	0.24%, 11/14/2014 ■○	250
		Deutsche Telekom AG
	250	0.30%, 12/1/2014 ○	250
			500
			1,000
Repurchase Agreements - 7.4%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $5, collateralized by U.S. Treasury Note 1.50%, 2019, value of $5)
	5	0.08%, 10/31/2014	5
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $91, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $93)
	91	0.09%, 10/31/2014	91
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $25, collateralized by U.S. Treasury
Bond 2.88% - 5.25%, 2029 - 2043, U.S.
Treasury Note 0.38% - 4.50%, 2015 - 2022,
		value of $25)
	25	0.08%, 10/31/2014	25
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $83, collateralized by FHLMC
2.00% - 5.50%, 2022 - 2034, FNMA 2.00% -
4.50%, 2024 - 2039, GNMA 3.00%, 2043,
U.S. Treasury Note 4.63%, 2017, value of
		$85)
	83	0.10%, 10/31/2014	83
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$313, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
		$320)
	313	0.08%, 10/31/2014	313
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $360,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
		3.38%, 2019 - 2021, value of $367)
	360	0.09%, 10/31/2014	360
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $21, collateralized by U.S. Treasury Note 0.88%, 2017, value of $21)
	21	0.13%, 10/31/2014	21
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $31, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
		Treasury Note 2.13%, 2020, value of $31)
	31	0.07%, 10/31/2014	31

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 16.3% - (continued)
Repurchase Agreements- 7.4% - (continued)
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $322, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury
Bond 3.75% - 11.25%, 2015 - 2043, U.S.
Treasury Note 1.38% - 4.25%, 2015 - 2022,
	value of $329)
$322	0.08%, 10/31/2014		$322
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$625, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note
	1.75% - 2.88%, 2018 - 2019, value of $637)
625	0.10%, 10/31/2014		625
			1,876
	Total Short-Term Investments
	(Cost $4,126)		$4,125

	Total Investments Excluding Purchased Options
	(Cost $24,424)	96.4%	$24,337
	Total Purchased Options
	(Cost $56)	0.2%	55
	Total Investments
	(Cost $24,480) ▲	96.6%	$24,392
	Other Assets and Liabilities	3.4%	845
	Total Net Assets	100.0%	$25,237

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $24,482 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$81
Unrealized Depreciation	(171)
Net Unrealized Depreciation	$(90)

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $1,478, which represents 5.9% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $583, which represents 2.3% of total net assets.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Є	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

Θ	This security, or a portion of this security, has been pledged as collateral in connection with OTC option and/or swaption contracts.

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
Futures contracts	$458	$–
Total	$458	$–

OTC Option Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Calls
CMS Spread Option CMS10/CMS5	BOA	IR	0.76 USD	11/03/14	USD	4,390,000	$–	$3	$(3)
EUR Call/USD Put	GSC	FX	1.29 USD per EUR	04/15/15	EUR	255,000	2	6	(4)
USD Call/CAD Put æ	JPM	FX	1.11 CAD per USD	01/22/15	USD	11,000	8	2	6
USD Call/CHF Put И	CBK	FX	1.10 USD per CHF	07/02/15	USD	36,000	4	5	(1)
USD Call/CHF Put Ҹ	CBK	FX	1.10 USD per CHF	07/02/15	USD	18,000	2	2	–
USD Call/CNH Put	SCB	FX	6.50 CNH per USD	04/16/15	USD	717,000	1	5	(4)
USD Call/CNY Put	JPM	FX	6.30 CNY per USD	06/15/15	USD	580,000	2	3	(1)
Total Calls						6,007,000	$19	$26	$(7)
Puts
AUD Put/NZD Call	UBS	FX	1.08 NZD per AUD	04/01/15	AUD	393,000	$1	$2	$(1)
AUD Put/NZD Call ₡	JPM	FX	1.08 NZD per AUD	04/01/15	AUD	14,000	2	3	(1)
EUR Put/USD Call	JPM	FX	1.26 USD per EUR	03/05/15	EUR	401,000	11	4	7

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Option Contracts Outstanding at October 31, 2014 - (continued)

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased Option contracts: - (continued)
Puts - (continued)
EUR Put/USD Call	GSC	FX	1.25 USD per EUR	11/04/14	EUR	19,001	$10	$4	$6
GBP Put/USD Call	GSC	FX	1.60 USD per GBP	03/19/15	GBP	159,000	4	2	2
GBP Put/USD Call ₪	JPM	FX	1.50 USD per GBP	07/01/15	GBP	26,000	5	6	(1)
SGD Put/JPY Call	GSC	FX	83.00 JPY per SGD	01/08/15	SGD	457,000	–	2	(2)
USD Put/CHF Call	JPM	FX	0.93 CHF per USD	04/15/15	USD	304,000	3	6	(3)
Total Puts						1,773,001	$36	$29	$7
Total purchased option contracts						7,780,001	$55	$55	$–

*	The number of contracts does not omit 000's.

æ	This security has limitations. If the CAD per USD exchange rate is greater than or equal to 1.11 at expiration date, the Fund will receive the equivalent of par on the number of contracts traded.
И	This security has limitations. If the USD per CHF exchange rate is greater than or equal to 1.10 at expiration date, the Fund will receive the equivalent of par on the number of contracts traded.
₡	This security has limitations. If the NZD per AUD exchange rate is greater than or equal to 1.08 at expiration date, the Fund will receive the equivalent of par on the number of contracts traded.
₪	This security has limitations. If the USD per GBP exchange rate is greater than or equal to 1.50 at expiration date, the Fund will receive the equivalent of par on the number of contracts traded.

OTC Swaption Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Puts
Credit Default Swaption CDX.NA.IG.23	CSI	CR	0.75%	11/19/14	USD	1,200,000	$–	$1	$(1)

Written swaption contracts:
Calls
Credit Default Swaption CDX.NA.IG.23	CSI	CR	0.65%	11/19/14	USD	1,200,000	$2	$1	$(1)

*	The number of contracts does not omit 000's.
Δ	For purchased swaptions, premiums are paid by the Fund, for written swaptions, premiums are received.

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Australian 10-Year Bond Future	6	12/15/2014	$647	$648	$1	$–	$2	$–
Australian 3-Year Bond Future	39	12/15/2014	3,766	3,769	3	–	4	–
U.S. Treasury 10-Year Note Future	139	12/19/2014	17,744	17,564	–	(180)	–	(37)
U.S. Treasury 5-Year Note Future	19	12/31/2014	2,279	2,269	–	(10)	–	(3)
U.S. Treasury Long Bond Future	1	12/19/2014	141	141	–	–	1	–
Total					$4	$(190)	$7	$(40)

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Futures Contracts Outstanding at October 31, 2014 - (continued)

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Short position contracts:
Euro BUXL 30-Year Bond Future	3	12/08/2014	$543	$546	$–	$(3)	$2	$–
Euro-BTP Future	2	12/08/2014	323	327	–	(4)	–	(10)
Euro-BUND Future	19	12/08/2014	3,590	3,593	–	(3)	–	(1)
Japan 10-Year Mini Bond Future	22	12/10/2014	2,852	2,872	–	(20)	–	(2)
Long Gilt Future	46	12/29/2014	8,541	8,470	71	–	16	–
U.S. Treasury 2-Year Note Future	2	12/31/2014	438	439	–	(1)	–	–
U.S. Treasury Long Bond Future	1	12/19/2014	142	141	1	–	–	–
Total					$72	$(31)	$18	$(13)
Total futures contracts					$76	$(221)	$25	$(53)

*	The number of contracts does not omit 000's.

OTC Credit Default Swap Contracts Outstanding at October 31, 2014

	Counter-	Notional	(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)	Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD 19	(0.32)%	07/25/45	$5	$–	$4	$–	$(1)
ABX.HE.AAA.06-1	JPM	USD 30	(0.18)%	07/25/45	1	–	1	–	–
ABX.HE.AAA.06-2	BOA	USD 181	(0.11)%	05/25/46	38	–	36	–	(2)
ABX.HE.AAA.07-1	GSC	USD 25	(0.09)%	08/25/37	7	–	7	–	–
ABX.HE.AAA.07-1	MSC	USD 59	(0.09)%	08/25/37	14	–	15	1	–
ABX.HE.PENAAA.06-2	JPM	USD 157	(0.11)%	05/25/46	22	–	22	–	–
CMBX.NA.A.7	JPM	USD 65	(2.00)%	01/17/47	–	(1)	–	1	–
CMBX.NA.AA.2	CSI	USD 38	(0.15)%	03/15/49	11	–	12	1	–
CMBX.NA.AA.2	DEUT	USD 124	(0.15)%	03/15/49	44	–	40	–	(4)
CMBX.NA.AA.2	MSC	USD 158	(0.15)%	03/15/49	58	–	51	–	(7)
CMBX.NA.AA.7	CSI	USD 180	(1.50)%	01/17/47	–	–	–	–	–
CMBX.NA.AA.7	CSI	USD 60	(1.50)%	01/17/47	–	(1)	–	1	–
CMBX.NA.AA.7	MSC	USD 65	(1.50)%	01/17/47	–	–	–	–	–
CMBX.NA.AJ.1	CSI	USD 90	(0.84)%	10/12/52	5	–	2	–	(3)
CMBX.NA.AJ.2	CSI	USD 84	(1.09)%	03/15/49	13	–	7	–	(6)
CMBX.NA.AJ.2	DEUT	USD 104	(1.09)%	03/15/49	10	–	9	–	(1)
CMBX.NA.AJ.4	CBK	USD 50	(0.96)%	02/17/51	10	–	10	–	–
CMBX.NA.AJ.4	CSI	USD 70	(0.96)%	02/17/51	14	–	14	–	–
CMBX.NA.AJ.4	CSI	USD 115	(0.96)%	02/17/51	28	–	22	–	(6)
CMBX.NA.AJ.4	DEUT	USD 70	(0.96)%	02/17/51	14	–	14	–	–
CMBX.NA.AJ.4	GSC	USD 50	(0.96)%	02/17/51	9	–	10	1	–
CMBX.NA.AJ.4	JPM	USD 10	(0.96)%	02/17/51	2	–	2	–	–
CMBX.NA.AJ.4	MSC	USD 60	(0.96)%	02/17/51	12	–	12	–	–
CMBX.NA.AM.2	CSI	USD 365	(0.50)%	03/15/49	24	–	5	–	(19)
CMBX.NA.AM.4	GSC	USD 55	(0.50)%	02/17/51	4	–	2	–	(2)
CMBX.NA.AS.6	CSI	USD 135	(1.00)%	05/11/63	2	–	1	–	(1)
CMBX.NA.AS.7	CBK	USD 60	(1.00)%	01/17/47	1	–	1	–	–
CMBX.NA.AS.7	CSI	USD 85	(1.00)%	01/17/47	2	–	1	–	(1)
ITRAXX.SUB.FIN.21	DEUT	EUR 140	(1.00)%	06/20/19	–	(2)	(3)	–	(1)
Total					$350	$(4)	$297	$5	$(54)
Sell protection:
CMBX.NA.A.2	BOA	USD 36	0.25%	03/15/49	$–	$(22)	$(24)	$–	$(2)
CMBX.NA.AAA.6	CSI	USD 820	0.50%	05/11/63	–	(24)	(16)	8	–
CMBX.NA.AAA.6	DEUT	USD 260	0.50%	05/11/63	–	(6)	(5)	1	–
CMBX.NA.AAA.6	JPM	USD 50	0.50%	05/11/63	–	(2)	(1)	1	–

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014 - (continued)

	Counter-	Notional	(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)	Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.6	CSI	USD 380	5.00%	05/11/63	$–	$(16)	$–	$16	$–
CMBX.NA.BB.6	CSI	USD 147	5.00%	05/11/63	2	–	–	–	(2)
CMBX.NA.BB.6	CSI	USD 15	5.00%	05/11/63	–	–	–	–	–
CMBX.NA.BB.7	BOA	USD 55	5.00%	01/17/47	–	(2)	(2)	–	–
CMBX.NA.BB.7	CBK	USD 10	5.00%	01/17/47	–	–	–	–	–
CMBX.NA.BB.7	CSI	USD 150	5.00%	01/17/47	–	(6)	(3)	3	–
CMBX.NA.BB.7	DEUT	USD 50	5.00%	01/17/47	–	(1)	(1)	–	–
CMBX.NA.BB.7	GSC	USD 85	5.00%	01/17/47	–	(5)	(2)	3	–
CMBX.NA.BBB-.7	CSI	USD 35	3.00%	01/17/47	–	(2)	(1)	1	–
CMBX.NA.BBB-.7	UBS	USD 45	3.00%	01/17/47	–	(3)	(1)	2	–
PrimeX.ARM.2	MSC	USD 5	4.58%	12/25/37	–	–	–	–	–
PrimeX.ARM.2	MSC	USD 118	4.58%	12/25/37	3	–	4	1	–
PrimeX.FRM.1	MSC	USD 15	4.42%	07/25/36	2	–	2	–	–
Total					$7	$(89)	$(50)	$36	$(4)
Total traded indices					$357	$(93)	$247	$41	$(58)
Credit default swaps on single-name issues:
Buy protection:
Ally Financial, Inc.	MSC	USD 30	(5.00)% / (1.55)%	12/20/19	$–	$(5)	$(5)	$–	$–
First Data Corp.	MSC	USD 100	(5.00)% / (1.65)%	09/20/17	–	(8)	(9)	–	(1)
Freescale Semiconductors, Inc.	JPM	USD 75	(5.00)% / (1.65)%	12/20/17	–	(8)	(8)	–	–
Freescale Semiconductors, Inc.	JPM	USD 25	(5.00)% / (1.65)%	12/20/17	–	(2)	(3)	–	(1)
Ryland Group, Inc.	DEUT	USD 75	(5.00)% / (1.26)%	09/20/17	–	(7)	(8)	–	(1)
Ryland Group, Inc.	DEUT	USD 50	(5.00)% / (1.34)%	12/20/17	–	(6)	(6)	–	–
Telefonica S.A.	CSI	EUR 60	(1.00)% / (0.85)%	06/20/19	1	–	–	–	(1)
Tenet Healthcare Corp.	MSC	USD 50	(5.00)% / (1.39)%	12/20/17	–	(4)	(5)	–	(1)
Total					$1	$(40)	$(44)	$–	$(5)
Sell protection:
First Data Corp.	JPM	USD 100	5.00% / 3.45%	12/20/19	$6	$–	$7	$1	$–
Freescale Semiconductors, Inc.	GSC	USD 40	5.00% / 3.25%	12/20/19	4	–	4	–	–
Freescale Semiconductors, Inc.	JPM	USD 25	5.00% / 3.25%	12/20/19	1	–	2	1	–
Freescale Semiconductors, Inc.	JPM	USD 85	5.00% / 3.25%	12/20/19	7	–	7	–	–
Gannett Co., Inc.	GSC	USD 50	5.00% / 2.18%	12/20/19	6	–	6	–	–
Koninklijke KPN, N.V.	CSI	EUR 60	1.00% / 0.87%	06/20/19	–	(1)	–	1	–
Liberty Interactive LLC	GSC	USD 50	5.00% / 2.40%	12/20/19	5	–	6	1	–
Rite Aid Corp.	GSC	USD 15	5.00% / 3.41%	12/20/19	1	–	1	–	–
Ryland Group, Inc.	DEUT	USD 75	5.00% / 2.52%	09/20/19	6	–	8	2	–
Ryland Group, Inc.	DEUT	USD 50	5.00% / 2.64%	12/20/19	5	–	6	1	–
Tenet Healthcare Corp.	MSC	USD 50	5.00% / 2.72%	12/20/19	3	–	5	2	–
Total					$44	$(1)	$52	$9	$–
Total single-name issues					$45	$(41)	$8	$9	$(5)
					$402	$(134)	$255	$50	$(63)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2014

	Clearing	Notional	(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)	Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.22	CME	USD 15	(5.00)%	06/20/19	$(1)	$(1)	$–	$–	$–	$–

(a)	The FCM to the contracts is GSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
CBK	6M WIBOR PLN	1.66% Fixed	PLN	865	12/17/16	$–	$–	$–	$–	$–
DEUT	KRW CD KSDA	2.36% Fixed	KRW	280,240	12/17/19	–	–	2	2	–
DEUT	KRW CD KSDA	2.41% Fixed	KRW	585,235	12/17/19	–	–	5	5	–
DEUT	KRW CD KSDA	2.51% Fixed	KRW	202,900	12/17/19	–	–	3	3	–
DEUT	KRW CD KSDA	2.76% Fixed	KRW	99,620	12/17/24	–	–	2	2	–
DEUT	KRW CD KSDA	2.85% Fixed	KRW	262,995	12/17/24	–	–	8	8	–
JPM	6M WIBOR PLN	1.67% Fixed	PLN	850	12/17/16	–	–	–	–	–
JPM	KRW CD KSDA	2.21% Fixed	KRW	210,185	12/17/19	–	–	–	–	–
JPM	KRW CD KSDA	2.39% Fixed	KRW	467,075	12/17/19	–	–	3	3	–
JPM	KRW CD KSDA	2.51% Fixed	KRW	200,650	12/17/19	–	–	3	3	–
JPM	KRW CD KSDA	2.60% Fixed	KRW	744,685	12/17/19	–	–	13	13	–
Total						$–	$–	$39	$39	$–

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2014

Clearing	Payments made	Payments received	Notional		Expiration	Upfront Premiums Paid	Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
House (a)	by Fund	by Fund	Amount		Date	(Received)	Value ╪	Asset	Liability	Asset	Liability
LCH	6M EURIBOR	2.00% Fixed	EUR	500	12/18/24	$3	$7	$4	$–	$–	$–
LCH	6M GBP LIBOR	2.13% Fixed	GBP	815	12/21/18	–	(1)	–	(1)	–	(1)
LCH	6M GBP LIBOR	2.34% Fixed	GBP	1,385	12/18/20	–	(7)	–	(7)	–	–
LCH	6M GBP LIBOR	2.45% Fixed	GBP	11,535	12/21/18	75	96	21	–	–	(13)
LCH	6M GBP LIBOR	2.53% Fixed	GBP	1,380	12/18/20	–	(4)	–	(4)	–	(1)
Total						$78	$91	$25	$(12)	$–	$(15)

(a)	The FCM to the contracts is GSC.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/28/2014	BOA	$206	$204	$–	$(2)
AUD	Buy	11/28/2014	GSC	22	22	–	–
AUD	Buy	11/28/2014	JPM	152	152	–	–
AUD	Buy	11/28/2014	JPM	179	178	–	(1)
AUD	Buy	11/28/2014	NAB	22	22	–	–
AUD	Sell	11/28/2014	CBA	101	101	–	–
AUD	Sell	11/28/2014	NAB	1,164	1,170	–	(6)
AUD	Sell	11/28/2014	UBS	22	22	–	–
BRL	Buy	11/04/2014	GSC	22	22	–	–

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
BRL	Buy	11/04/2014	UBS	$14	$14	$–	$–
BRL	Buy	11/04/2014	UBS	106	105	–	(1)
BRL	Buy	12/02/2014	UBS	23	22	–	(1)
BRL	Sell	11/04/2014	SCB	82	81	1	–
BRL	Sell	11/04/2014	UBS	62	60	2	–
BRL	Sell	12/02/2014	UBS	114	112	2	–
CAD	Buy	11/28/2014	BMO	27	27	–	–
CAD	Buy	11/28/2014	BOA	27	27	–	–
CAD	Buy	11/28/2014	RBC	106	105	–	(1)
CAD	Sell	11/28/2014	BOA	27	27	–	–
CHF	Buy	11/28/2014	HSBC	76	75	–	(1)
CHF	Sell	11/28/2014	HSBC	229	227	2	–
CLP	Buy	11/28/2014	UBS	35	36	1	–
CLP	Sell	11/28/2014	BNP	25	25	–	–
CNH	Buy	11/28/2014	JPM	23	23	–	–
CNH	Sell	11/28/2014	HSBC	222	222	–	–
COP	Sell	11/28/2014	UBS	31	31	–	–
DKK	Sell	11/17/2014	BOA	1,063	977	86	–
EUR	Buy	11/28/2014	BCLY	185	182	–	(3)
EUR	Buy	11/28/2014	CBA	300	296	–	(4)
EUR	Buy	11/28/2014	DEUT	145	143	–	(2)
EUR	Buy	11/28/2014	HSBC	76	75	–	(1)
EUR	Buy	11/28/2014	JPM	31	31	–	–
EUR	Buy	11/28/2014	JPM	72	71	–	(1)
EUR	Buy	11/28/2014	UBS	154	153	–	(1)
EUR	Buy	11/28/2014	WEST	109	108	–	(1)
EUR	Sell	11/28/2014	GSC	44	44	–	–
EUR	Sell	11/28/2014	JPM	1,875	1,856	19	–
GBP	Buy	11/28/2014	BOA	102	101	–	(1)
GBP	Buy	11/28/2014	CBK	29	29	–	–
GBP	Buy	11/28/2014	SSG	302	299	–	(3)
GBP	Sell	11/28/2014	BOA	101	101	–	–
GBP	Sell	11/28/2014	CBK	953	952	1	–
GBP	Sell	11/28/2014	HSBC	150	150	–	–
GBP	Sell	11/28/2014	UBS	16	16	–	–
HUF	Buy	11/28/2014	BCLY	17	17	–	–
HUF	Sell	11/28/2014	JPM	17	17	–	–
ILS	Buy	11/28/2014	GSC	25	25	–	–
ILS	Sell	11/28/2014	JPM	33	33	–	–
INR	Sell	11/28/2014	JPM	34	34	–	–
JPY	Buy	11/28/2014	BCLY	21	20	–	(1)
JPY	Buy	11/28/2014	JPM	44	44	–	–
JPY	Buy	11/28/2014	RBS	1,386	1,333	–	(53)
JPY	Sell	11/28/2014	BCLY	21	20	1	–
JPY	Sell	11/28/2014	JPM	295	295	–	–
JPY	Sell	11/28/2014	RBS	30	29	1	–
KRW	Sell	11/28/2014	BCLY	100	99	1	–
KRW	Sell	11/28/2014	BNP	32	32	–	–
KRW	Sell	11/28/2014	HSBC	1,436	1,421	15	–
MXN	Buy	11/28/2014	MSC	33	33	–	–
MXN	Buy	11/28/2014	MSC	25	25	–	–
MXN	Sell	11/28/2014	BCLY	25	25	–	–
MXN	Sell	11/28/2014	MSC	304	306	–	(2)
MXN	Sell	11/28/2014	UBS	25	25	–	–
MYR	Sell	11/28/2014	HSBC	61	61	–	–
NOK	Buy	11/28/2014	GSC	19	19	–	–
NOK	Buy	11/28/2014	JPM	101	101	–	–
NOK	Sell	11/28/2014	CBK	108	105	3	–
NOK	Sell	11/28/2014	JPM	19	19	–	–

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
NOK	Sell	11/28/2014	JPM	$46	$46	$–	$–
NOK	Sell	11/28/2014	MSC	2	2	–	–
NZD	Buy	11/28/2014	BCLY	20	19	–	(1)
NZD	Buy	11/28/2014	JPM	218	218	–	–
NZD	Sell	11/28/2014	BOA	99	99	–	–
NZD	Sell	11/28/2014	JPM	302	300	2	–
NZD	Sell	11/28/2014	MSC	100	99	1	–
NZD	Sell	11/28/2014	NAB	39	39	–	–
NZD	Sell	11/28/2014	WEST	1,462	1,448	14	–
PEN	Sell	11/28/2014	UBS	56	56	–	–
PLN	Buy	11/28/2014	JPM	202	200	–	(2)
PLN	Buy	11/28/2014	UBS	25	25	–	–
PLN	Sell	11/28/2014	BCLY	25	25	–	–
PLN	Sell	11/28/2014	HSBC	258	256	2	–
RUB	Sell	11/28/2014	HSBC	82	79	3	–
RUB	Sell	11/28/2014	JPM	21	20	1	–
SEK	Buy	11/28/2014	CSFB	435	427	–	(8)
SEK	Sell	11/28/2014	BCLY	26	26	–	–
SEK	Sell	11/28/2014	BOA	116	115	1	–
SEK	Sell	11/28/2014	JPM	15	15	–	–
SEK	Sell	11/28/2014	SSG	303	300	3	–
SGD	Buy	11/28/2014	HSBC	8	8	–	–
SGD	Sell	11/28/2014	HSBC	307	304	3	–
TRY	Buy	11/28/2014	BCLY	33	33	–	–
TRY	Buy	11/28/2014	BOA	207	206	–	(1)
TRY	Buy	11/28/2014	CBK	40	40	–	–
TRY	Buy	11/28/2014	GSC	22	22	–	–
TRY	Buy	11/28/2014	UBS	13	13	–	–
TRY	Sell	11/28/2014	CBK	205	206	–	(1)
TWD	Sell	11/28/2014	HSBC	58	58	–	–
ZAR	Buy	11/28/2014	CBK	10	10	–	–
ZAR	Sell	11/28/2014	BCLY	15	15	–	–
ZAR	Sell	11/28/2014	DEUT	131	129	2	–
Total						$167	$(99)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi - Hong Kong
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PLN	Polish New Zloty
RUB	Russian New Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.SUB.FIN	Markit iTraxx - Europe Sub Financials
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Other Abbreviations:
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMS	Constant Maturity Swap
CR	Credit
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$1,111	$–	$1,024	$87
Corporate Bonds	2,302	–	2,302	–
Foreign Government Obligations	1,375	–	1,375	–
U.S. Government Securities	15,424	–	15,424	–
Short-Term Investments	4,125	–	4,125	–
Purchased Options	55	–	55	–
Total	$24,392	$–	$24,305	$87
Foreign Currency Contracts *	$167	$–	$167	$–
Futures *	76	76	–	–
Swaps - Credit Default *	50	–	50	–
Swaps - Interest Rate *	64	–	64	–
Total	$357	$76	$281	$–
Liabilities:
Written Options	2	–	2	–
Total	$2	$–	$2	$–
Foreign Currency Contracts *	$99	$–	$99	$–
Futures *	221	221	–	–
Swaps - Credit Default *	63	–	63	–
Swaps - Interest Rate *	12	–	12	–
Total	$395	$221	$174	$–

♦	For the year ended October 31, 2014, investments valued at $673 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$196	$25	$(15	)†	$4	$85	$(109)	$—	$(99)	$87
Total	$196	$25	$(15)		$4	$85	$(109)	$—	$(99)	$87

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $5.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Alpha Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $24,480)	$24,392
Cash	468 *
Foreign currency on deposit with custodian (cost $6)	6
Unrealized appreciation on foreign currency contracts	167
Unrealized appreciation on OTC swap contracts	89
Receivables:
Investment securities sold	11
Fund shares sold	5
Interest	134
Variation margin on financial derivative instruments	25
OTC swap premiums paid	402
Other assets	10
Total assets	25,709
Liabilities:
Unrealized depreciation on foreign currency contracts	99
Unrealized depreciation on OTC swap contracts	63
Payables:
Investment securities purchased	—
Fund shares redeemed	87
Investment management fees	2
Administrative fees	—
Distribution fees	1
Variation margin on financial derivative instruments	68
Accrued expenses	15
OTC swap premiums received	134
Written option contracts (proceeds $1)	2
Other liabilities	1
Total liabilities	472
Net assets	$25,237
Summary of Net Assets:
Capital stock and paid-in-capital	$26,013
Net investment loss	(29)
Accumulated net realized loss	(620)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(127)
Net assets	$25,237

*	Cash of $458 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Alpha Fund
Statement of Assets and Liabilities – (continued)
October 31, 2014
(000’s Omitted)

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.49/$10.04
Shares outstanding	500
Net assets	$4,747
Class C: Net asset value per share	$9.36
Shares outstanding	207
Net assets	$1,941
Class I: Net asset value per share	$9.54
Shares outstanding	258
Net assets	$2,460
Class R3: Net asset value per share	$9.42
Shares outstanding	200
Net assets	$1,883
Class R4: Net asset value per share	$9.47
Shares outstanding	200
Net assets	$1,894
Class R5: Net asset value per share	$9.52
Shares outstanding	200
Net assets	$1,905
Class Y: Net asset value per share	$9.54
Shares outstanding	1,091
Net assets	$10,407

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Alpha Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Interest	$274
Less: Foreign tax withheld	(12)
Total investment income	262

Expenses:
Investment management fees	194
Administrative services fees
Class R3	4
Class R4	3
Class R5	2
Transfer agent fees
Class A	1
Class C	—
Class I	—
Class R5	—
Class Y	—
Distribution fees
Class A	15
Class C	20
Class R3	10
Class R4	5
Custodian fees	12
Accounting services fees	7
Registration and filing fees	97
Board of Directors' fees	1
Audit fees	11
Other expenses	12
Total expenses (before fees paid indirectly)	394
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	394
Net Investment Loss	(132)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	333
Net realized loss on purchased option contracts	(95)
Net realized loss on TBA sale transactions	(40)
Net realized loss on futures contracts	(405)
Net realized gain on written option contracts	25
Net realized loss on swap contracts	(127)
Net realized gain on foreign currency contracts	248
Net realized gain on other foreign currency transactions	51
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(10)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(220)
Net unrealized appreciation of purchased option contracts	26
Net unrealized appreciation of futures contracts	91
Net unrealized depreciation of written option contracts	(9)
Net unrealized appreciation of swap contracts	174
Net unrealized depreciation of foreign currency contracts	(34)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(25)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	3
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(7)
Net Decrease in Net Assets Resulting from Operations	$(139)

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global Alpha Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Period December 14, 2012* through October 31, 2013
Operations:
Net investment loss	$(132)	$(211)
Net realized loss on investments, other financial instruments and foreign currency transactions	(10)	(985)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3	(130)
Net Decrease in Net Assets Resulting from Operations	(139)	(1,326)
Capital Share Transactions:
Class A	(2,609)	7,692
Class C	(7)	2,081
Class I	413	2,156
Class R3	—	2,000
Class R4	—	2,000
Class R5	—	2,000
Class Y	(4,022)	14,998
Net increase (decrease) from capital share transactions	(6,225)	32,927
Net Increase (Decrease) in Net Assets	(6,364)	31,601
Net Assets:
Beginning of period	31,601	—
End of period	$25,237	$31,601
Undistributed (distributions in excess of) net investment income	$(29)	$(678)

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global Alpha Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Global Alpha Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity

21

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at

22

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net

23

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of October 31, 2014.

24

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had no open TBA commitments or dollar rolls as of October 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund had no inflation indexed bonds as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in

25

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

26

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of October 31, 2014. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

Options Contract Activity During the Year Ended October 31, 2014:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	549,000	$12
Written	2,125,013	4
Expired	(549,000)	(12)
Closed	(925,013)	(3)
Exercised	—	—
End of period	1,200,000	$1

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	74	$5
Written	565,000	6
Expired	(565,074)	(11)
Closed	—	—
Exercised	—	—
End of period	—	$—

 * The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared

27

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2014.

28

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$—	$55	$—	$—	$—	$—	$55
Unrealized appreciation on foreign currency contracts	—	167	—	—	—	—	167
Unrealized appreciation on OTC swap contracts	39	—	50	—	—	—	89
Variation margin receivable *	25	—	—	—	—	—	25
Total	$64	$222	$50	$—	$—	$—	$336

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$99	$—	$—	$—	$—	$99
Unrealized depreciation on OTC swap contracts	—	—	63	—	—	—	63
Variation margin payable *	68	—	—	—	—	—	68
Written option contracts, market value	—	—	2	—	—	—	2
Total	$68	$99	$65	$—	$—	$—	$232

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $(145) and open centrally cleared swaps net cumulative appreciation of $13 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased option contracts	$(25)	$(71)	$1	$—	$—	$—	$(95)
Net realized loss on futures contracts	(405)	—	—	—	—	—	(405)
Net realized gain on written option contracts	12	12	1	—	—	—	25
Net realized loss on swap contracts	(82)	—	(45)	—	—	—	(127)
Net realized gain on foreign currency contracts	—	248	—	—	—	—	248
Total	$(500)	$189	$(43)	$—	$—	$—	$(354)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased option contracts	$—	$27	$(1)	$—	$—	$—	$26
Net change in unrealized appreciation of futures contracts	91	—	—	—	—	—	91
Net change in unrealized appreciation (depreciation) of written option contracts	2	(10)	(1)	—	—	—	(9)
Net change in unrealized appreciation of swap contracts	118	—	56	—	—	—	174
Net change in unrealized depreciation of foreign currency contracts	—	(34)	—	—	—	—	(34)
Total	$211	$(17)	$54	$—	$—	$—	$248

29

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$452	$(105)	$—	$—	$347
Futures contracts - variation margin receivable	25	(25)	—	—	—
Unrealized appreciation on foreign currency contracts	167	(24)	—	—	143
Total subject to a master netting or similar arrangement	$644	$(154)	$—	$—	$490

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option and OTC swap contracts at market value	$105	$(105)	$—	$—	$—
Futures contracts - variation margin payable	53	(25)	—	(458)	—
Swaps contracts - variation margin payable	15	—	(263)	—	—
Unrealized depreciation on foreign currency contracts	99	(24)	—	—	75
Total subject to a master netting or similar arrangement	$272	$(154)	$(263)	$(458)	$75

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield)

30

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2014, are as follows:

Amount
Accumulated Capital and Other Losses*	$(795)
Unrealized Appreciation†	19
Total Accumulated Deficit	$(776)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

31

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$781
Accumulated Net Realized Gain (Loss)	(101)
Capital Stock and Paid-in-Capital	(680)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$33
Long-Term Capital Loss Carryforward	698
Total	$731

During the year ended October 31, 2014, the Fund utilized $178 of prior year short term capital loss carryforwards.

As of October 31, 2014, the Fund elected to defer the following Late-Year Ordinary Losses:
Amount
Ordinary Income	$64

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement – Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

32

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.100%
On next $500 million	1.090%
On next $1.5 billion	1.080%
On next $2.5 billion	1.070%
Over $5 billion	1.060%

The Fund’s management fee rate is adjusted based on the Fund’s performance relative to the cumulative investment record of its benchmark index (the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index) over the Performance Measurement Period. The accrual of this adjustment began in December 2013 and the first payment was made in January 2014. Prior to December 2013, only the base fee rate shown in the table applied.

The Performance Measurement Period is the previous 36 months; however until the Fund has been in operation for 36 months, the Performance Measurement Period equals the time that has elapsed since the Fund’s inception. The management fee rate paid to HFMC by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the management fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), and (2) a performance fee adjustment (“Performance Adjustment”), calculated by applying a variable rate of up to 0.50% of the Fund’s average daily net assets during the applicable Performance Measurement Period. The Performance Adjustment may either increase the management fee owed to HFMC if the Fund outperforms the benchmark index, or may partially offset the management fee owed to HFMC if the Fund underperforms the benchmark index.

The investment performance of the Fund’s Class A Shares (excluding the frond-end sales load) for the Performance Measurement Period is used to calculate the Performance Adjustment. The Performance Adjustment is equivalent to 25% of the amount by which the Fund outperforms or underperforms the cumulative investment record of its benchmark index plus 1.15%. No Performance Adjustment is applied if the Fund’s investment performance is equal to the cumulative investment record of the Fund’s benchmark index plus 1.15% during the applicable Performance Measurement Period. The Performance Adjustment is calculated monthly in arrears, accrued throughout the month, and paid monthly. For the period December 15, 2013 through October 31, 2014, the Base Fee Rate represented an effective rate (excluding the impact of any expense waivers in effect, if applicable) of 1.10% of the Fund’s average daily net assets before a decrease of $128 (a ratio of 0.44% of the Fund’s average daily net assets) based on the Performance Adjustment. The Performance Adjustment amount is included as a component of the Investment management fees on the Statement of Operations. For more information on management fees, including the Performance Adjustment, please refer to the Fund’s prospectus.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total

33

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	1.30%	1.85%	1.55%	1.25%	1.20%

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.44%
Class C	2.14
Class I	1.13
Class R3	1.83
Class R4	1.53
Class R5	1.23
Class Y	1.15

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $1 and contingent deferred sales charges of zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

34

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class A	89%	17%
Class C	96	8
Class I	78	8
Class R3	100	8
Class R4	100	8
Class R5	100	8
Class Y	82	34

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$85,036	$35,281	$120,317
Sales Proceeds	90,201	40,443	130,644

35

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the period December 14, 2012 (commencement of operations) through October 31, 2013:

	For the Year Ended October 31, 2014				For the Period Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	29	—	(301)	(272)	784	—	(12)	772
Amount	$280	$—	$(2,889)	$(2,609)	$7,805	$—	$(113)	$7,692
Class C
Shares	6	—	(7)	(1)	208	—	—	208
Amount	$60	$—	$(67)	$(7)	$2,081	$—	$—	$2,081
Class I
Shares	55	—	(12)	43	305	—	(90)	215
Amount	$525	$—	$(112)	$413	$3,045	$—	$(889)	$2,156
Class R3
Shares	—	—	—	—	200	—	—	200
Amount	$—	$—	$—	$—	$2,000	$—	$—	$2,000
Class R4
Shares	—	—	—	—	200	—	—	200
Amount	$—	$—	$—	$—	$2,000	$—	$—	$2,000
Class R5
Shares	—	—	—	—	200	—	—	200
Amount	$2	$—	$(2)	$—	$2,000	$—	$—	$2,000
Class Y
Shares	338	—	(760)	(422)	1,517	—	(4)	1,513
Amount	$3,255	$—	$(7,277)	$(4,022)	$15,034	$—	$(36)	$14,998
Total
Shares	428	—	(1,080)	(652)	3,414	—	(106)	3,308
Amount	$4,122	$—	$(10,347)	$(6,225)	$33,965	$—	$(1,038)	$32,927

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

36

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

37

The Hartford Global Alpha Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$9.55	$(0.05)	$(0.01)	$(0.06)	$–	$–	$–	$9.49	(0.63)%		$4,747	1.44%		1.44%		(0.53)%
C	9.48	(0.12)	–	(0.12)	–	–	–	9.36	(1.27)		1,941	2.14		2.14		(1.25)
I	9.57	(0.02)	(0.01)	(0.03)	–	–	–	9.54	(0.31)		2,460	1.13		1.13		(0.25)
R3	9.51	(0.09)	–	(0.09)	–	–	–	9.42	(0.95)		1,883	1.83		1.83		(0.94)
R4	9.54	(0.06)	(0.01)	(0.07)	–	–	–	9.47	(0.73)		1,894	1.53		1.53		(0.64)
R5	9.56	(0.03)	(0.01)	(0.04)	–	–	–	9.52	(0.42)		1,905	1.23		1.23		(0.34)
Y	9.57	(0.02)	(0.01)	(0.03)	–	–	–	9.54	(0.31)		10,407	1.15		1.15		(0.25)

From December 14, 2012 (commencement of operations), through October 31, 2013
A(D)	$10.00	$(0.08)	$(0.37)	$(0.45)	$–	$–	$–	$9.55	(4.50	)%(E)	$7,371	1.88	%(F)	1.47	%(F)	(0.90	) %(F)
C(D)	10.00	(0.14)	(0.38)	(0.52)	–	–	–	9.48	(5.20	)(E)	1,975	2.62	(F)	2.21	(F)	(1.65	)(F)
I(D)	10.00	(0.06)	(0.37)	(0.43)	–	–	–	9.57	(4.30	)(E)	2,055	1.64	(F)	1.23	(F)	(0.69	)(F)
R3(D)	10.00	(0.11)	(0.38)	(0.49)	–	–	–	9.51	(4.90	)(E)	1,903	2.32	(F)	1.85	(F)	(1.30	)(F)
R4(D)	10.00	(0.09)	(0.37)	(0.46)	–	–	–	9.54	(4.60	)(E)	1,908	2.02	(F)	1.55	(F)	(1.00	)(F)
R5(D)	10.00	(0.06)	(0.38)	(0.44)	–	–	–	9.56	(4.40	)(E)	1,913	1.72	(F)	1.25	(F)	(0.70	)(F)
Y(D)	10.00	(0.05)	(0.38)	(0.43)	–	–	–	9.57	(4.30	)(E)	14,476	1.61	(F)	1.20	(F)	(0.62	)(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on December 14, 2012.
(E)	Not annualized.
(F)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	386%
From December 14, 2012 (commencement of operations) through October 31, 2013	384	(A)

(A)	Not annualized.

38

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Alpha Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Alpha Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

39

The Hartford Global Alpha Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

40

The Hartford Global Alpha Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

41

The Hartford Global Alpha Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

The Hartford Global Alpha Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

43

The Hartford Global Alpha Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$994.80	$6.56	$1,000.00	$1,018.63	$6.64	1.31%	184	365
Class C	$1,000.00	$990.50	$10.24	$1,000.00	$1,014.92	$10.36	2.04	184	365
Class I	$1,000.00	$995.80	$5.22	$1,000.00	$1,019.97	$5.29	1.04	184	365
Class R3	$1,000.00	$991.60	$8.68	$1,000.00	$1,016.48	$8.79	1.73	184	365
Class R4	$1,000.00	$993.70	$7.19	$1,000.00	$1,018.00	$7.27	1.43	184	365
Class R5	$1,000.00	$994.80	$5.68	$1,000.00	$1,019.51	$5.75	1.13	184	365
Class Y	$1,000.00	$995.80	$5.25	$1,000.00	$1,019.95	$5.31	1.04	184	365

44

The Hartford Globabl Alpha Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global Alpha Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

45

The Hartford Globabl Alpha Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

46

The Hartford Globabl Alpha Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

47

The Hartford Globabl Alpha Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

48

The Hartford Global Alpha Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Performance Fee Risk: The use of a Treasury bill index to calculate the Fund’s performance fee could result in the Fund paying higher management fees than if the Fund limited its investments to U.S. Treasury bills and other short-term instruments.

49

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

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b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GLA14 12/14 113978-3 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD GLOBAL CAPITAL APPRECIATION FUND* 2014 Annual Report * Prior to March 1, 2014, Hartford Global Capital Appreciation Fund was known as The Hartford Capital Appreciation II Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

Hartford Global Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Global Capital Appreciation Fund inception 04/29/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

Performance Overview 4/29/05 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	Since Inception▲
Global Capital Appreciation A#	9.39%	14.04%	9.25%
Global Capital Appreciation A##	3.37%	12.76%	8.60%
Global Capital Appreciation B#	8.59%	13.14%	8.53%*
Global Capital Appreciation B##	3.59%	12.89%	8.53%*
Global Capital Appreciation C#	8.65%	13.21%	8.47%
Global Capital Appreciation C##	7.65%	13.21%	8.47%
Global Capital Appreciation I#	9.72%	14.38%	9.55%
Global Capital Appreciation R3#	9.27%	13.82%	9.10%
Global Capital Appreciation R4#	9.61%	14.19%	9.40%
Global Capital Appreciation R5#	9.73%	14.39%	9.60%
Global Capital Appreciation Y#	9.83%	14.50%	9.71%
MSCI All Country World Index	8.32%	11.15%	7.37%
Russell 3000 Index	16.07%	17.01%	8.60%

▲	Inception: 04/29/2005
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

The Fund has changed its benchmark from the Russell 3000 Index to the MSCI All Country World Index. Hartford Funds Management Company, LLC believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Global Capital Appreciation Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Global Capital Appreciation Class A	1.25%	1.30%
Global Capital Appreciation Class B	2.00%	2.14%
Global Capital Appreciation Class C	2.00%	2.01%
Global Capital Appreciation Class I	0.98%	0.98%
Global Capital Appreciation Class R3	1.35%	1.58%
Global Capital Appreciation Class R4	1.05%	1.27%
Global Capital Appreciation Class R5	0.95%	0.99%
Global Capital Appreciation Class Y	0.87%	0.87%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Kent M. Stahl, CFA	David W. Palmer, CFA	Nicolas M. Choumenkovitch
Senior Vice President and Director, Investments and Risk Management	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Gregg R. Thomas, CFA	Frank D. Catrickes, CFA	Saul J. Pannell, CFA
Senior Vice President and Director, Risk Management	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Michael T. Carmen, CFA
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of the Hartford Global Capital Appreciation Fund returned 9.39%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 8.32% for the same period. The Fund outperformed the 6.64% average return of the Lipper Global Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. Despite these positives, many market participants found ample reason to reassess their risk appetites (i.e., reduce risks), given the strong performance in recent years. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

All ten sectors in the benchmark posted positive returns during the period. Strong performing sectors included Healthcare (+25%), Information Technology (+22%), and Utilities (+15%), while the Telecommunication Services (0%), Energy (+1%) and Materials (+2%) sectors lagged on a relative basis.

Lackluster security selection was the primary driver of the Fund’s relative underperformance during the period. Weak stock selection within the Industrials, Financials, Consumer Discretionary, and Energy sectors more than offset stronger selection in the Information Technology and Healthcare sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative returns driven by overweight allocations the Information Technology and Healthcare sectors.

The top contributors to relative performance included SunEdison (Information Technology), Micron Technology (Information Technology), and NXP Semiconductors (Information Technology). Shares of SunEdison, a solar installation company, continued to rise during the period on further appreciation among investors of the

3

Hartford Global Capital Appreciation Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

value of the planned investment in the Yieldco entity, a publicly traded investment vehicle. We believe the solar market is at an inflection point at which costs have come down and growth is returning. The installation market remains fragmented, and we believe this is an opportunity for SunEdison to gain market share. Shares of Micron Technology, a U.S.-based semiconductor manufacturer, rose on improving expectations for demand for the company's products, solid execution, and reported better-than-expected results in the second quarter of 2014. The share price of Netherlands-based semiconductor company NXP Semiconductors moved higher as it continued to maintain its status as a well positioned semiconductor manufacturer. Overall, NXP continued to benefit from a powerful combination of product cycles, structural cost savings, margin expansion, and a competitive advantage in sizable markets such as identification and smart mobile businesses. Top contributors to absolute performance during the period also included Merck (health care).

The top detractors from relative performance during the period included Cobalt International Energy (Energy), Apple (Information Technology), and Rexel (Industrials). Shares of Cobalt International Energy, a U.S.-based oil-focused exploration and production company, declined due to disappointing well test results at multiple wells, uncertainty surrounding the impact of the SEC’s investigation into its Angola operations, and negative investor sentiment for the subsector. Shares of Apple, U.S.-based maker of an interconnected ecosystem of computing and mobile devices, rose after the company posted better-than-expected quarterly earnings and gave solid guidance for the fourth quarter; we owned a position in this stock but were underweight relative to the benchmark which detracted from benchmark-relative results. Rexel is a France-based global distributor of low voltage electrical products. The stock underperformed as margins disappointed and early 2014 earnings came in below consensus due to isolated issues, such as weather conditions in Canada, and a higher weighting in the sales of lower margin products. Japan Display (Information Technology) was also a top detractor from performance on an absolute basis.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the global cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. After three years of fiscal consolidation it appears that the U.S. expansion will no longer require support of the Fed and we believe policy tightening is on the horizon. Europe is adding layer after layer of central bank accommodation while Japan contemplates extending its quantitative easing program. In the meantime, China continues to use targeted easing measures to maintain growth. We believe that the combined effects of these policy actions will be the primary market driver in coming months. At the end of the period, Information Technology was our top overweight while Financials remained our largest underweight relative to the MSCI All Country World Index.

4

Hartford Global Capital Appreciation Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Diversification by Country

as of October 31, 2014

Percentage of
Country	Net Assets
Argentina	0.2%
Australia	0.3
Austria	0.3
Belgium	1.0
Brazil	0.7
Canada	3.1
Cayman Islands	0.1
Chile	0.1
China	6.0
Colombia	0.2
Denmark	0.2
Finland	0.3
France	2.7
Germany	1.3
Greece	0.9
Hong Kong	1.7
India	0.7
Indonesia	0.1
Ireland	0.8
Italy	1.4
Japan	7.9
Jersey	0.1
Luxembourg	0.3
Malaysia	0.2
Mexico	0.4
Netherlands	2.6
New Zealand	0.0
Norway	0.6
Philippines	0.1
Poland	0.1
Russia	0.1
Singapore	0.1
South Africa	0.3
South Korea	0.8
Spain	0.4
Sweden	1.1
Switzerland	2.7
Taiwan	0.5
Thailand	0.4
United Kingdom	6.3
United States	50.4
Short-Term Investments	2.3
Other Assets and Liabilities	0.2
Total	100.0%

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.9%
Consumer Staples	7.1
Energy	6.5
Financials	14.7
Health Care	13.9
Industrials	12.8
Information Technology	19.3
Materials	5.4
Services	2.7
Utilities	3.2
Total	97.5%
Short-Term Investments	2.3
Other Assets and Liabilities	0.2
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

5

Hartford Global Capital Appreciation Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5%
	Automobiles and Components - 0.8%
36	Bajaj Automotive Ltd.	$1,541
690	Chongqing Changan Automobile Co., Ltd. ●	1,525
21	Delphi Automotive plc	1,476
18	Denso Corp.	816
441	Dongfeng Motor Group Co., Ltd.	683
145	Fiat Chrysler Automobiles N.V. ●	1,623
6	Hyundai Motor Co., Ltd.	992
28	Isuzu Motors Ltd.	364
69	Musashi Seimitsu Industry Co., Ltd.	1,358
12	Toyota Industries Corp.	586
485	Xingda International Holdings	168
		11,132
	Banks - 4.2%
2,398	Alpha Bank A.E. ●	1,563
189	Banca Popolare dell-Emilia Romagna Scrl ●	1,440
212	Banco Bilbao Vizcaya Argentaria S.A.	2,370
325	Bangkok Bank Public Co. NVDR	1,976
9,229	Bank of Ireland ●	3,633
64	Bank of Nova Scotia	3,933
183	Barclays Bank plc ADR	703
1,806	Eurobank Ergasias S.A. ●	627
352	Grupo Financiero Banorte S.A.B. de C.V.	2,255
37	HDFC Bank Ltd. ADR	1,931
391	HSBC Holdings plc	3,988
104	ICICI Bank Ltd.	2,750
2,568	Industrial & Commercial Bank of China Ltd.	1,705
1,658	Mitsubishi UFJ Financial Group, Inc.	9,664
1,758	Piraeus Bank S.A. ●	2,557
71	PNC Financial Services Group, Inc.	6,147
1,182	Shinsei Bank Ltd.	2,656
283	Standard Chartered plc	4,256
34	Svenska Handelsbanken AB Class A	1,617
83	Wells Fargo & Co.	4,383
		60,154
	Capital Goods - 8.8%
36	Acuity Brands, Inc.	4,968
158	AECOM Technology Corp. ●	5,147
905	Alfa S.A.B. de C.V.	2,889
100	Arcam AB ●	2,335
47	Assa Abloy Ab	2,471
176	Atlas Copco Ab	5,111
546	Balfour Beatty plc	1,348
15	Belden, Inc.	1,070
190	Bombardier, Inc. Class B	625
14	Braas Monier Building Group ●	284
1,857	Capstone Turbine Corp. ●	1,857
557	China Lesso Group Holdings Ltd.	292
1,944	China Machinery Engineering Corp.	1,104
64	Compagnie De Saint-Gobain	2,744
55	Danaher Corp.	4,386
76	Denyo Co., Ltd.	1,008
127	DigitalGlobe, Inc. ●	3,630
11	Doosan Corp.	1,134
11	Eaton Corp. plc	780
117	Ellaktor S.A. ●	331
11	Esterline Technologies Corp. ●	1,231
34	Generac Holdings, Inc. ●	1,533
67	General Electric Co.	1,719
118	HD Supply Holdings, Inc. ●	3,405
27	KBR, Inc.	523
100	Kone Oyj Class B	4,304
30	Lockheed Martin Corp.	5,739
127	Masco Corp.	2,807
33	Mitsubishi Corp.	649
7	Moog, Inc. Class A ●	542
57	Nidec Corp.	3,784
263	Okuma Corp.	1,888
118	Orbital Sciences Corp. ●	3,106
59	Owens Corning, Inc.	1,906
413	Qinetiq Group plc	1,338
65	Raytheon Co.	6,742
333	Rexel S.A.	5,596
17	Rheinmetall AG	745
24	Safran S.A.	1,545
105	Schneider Electric S.A.	8,300
225	Shanghai Industrial Holdings Ltd.	694
13	Siemens AG	1,511
18	Sulzer AG	2,102
22	Teledyne Technologies, Inc. ●	2,296
247	Toshiba Corp.	1,091
10	TransDigm Group, Inc.	1,878
52	United Technologies Corp.	5,578
152	Vallourec S.A.	5,555
50	Wienerberger AG	608
179	Zumtobel Group AG	3,151
		125,380
	Commercial and Professional Services - 1.3%
39	ACCO Brands Corp. ●	318
19	Clean Harbors, Inc. ●	923
111	Edenred	3,067
175	Enernoc, Inc. ●	2,591
31	Equifax, Inc.	2,362
32	IHS, Inc. ●	4,173
117	Knoll, Inc.	2,332
37	Nielsen N.V.	1,579
32	Robert Half International, Inc.	1,779
		19,124
	Consumer Durables and Apparel - 1.8%
39	Brunello Cucinelli S.p.A.	782
151	Crocs, Inc. ●	1,764
47	D.R. Horton, Inc.	1,069
80	Electrolux AB Series B	2,271
47	Kate Spade & Co. ●	1,280
37	Lululemon Athletica, Inc. ●	1,546
47	Luxottica Group S.p.A.	2,391
40	Persimmon plc	940
275	Pulte Group, Inc.	5,286
1,272	Samsonite International S.A.	4,227
416	Truly International Holdings	211
25	Whirlpool Corp.	4,263
		26,030
	Consumer Services - 1.9%
36	Boyd Gaming Corp. ●	419
251	Compass Group plc ●	4,044
100	Hilton Worldwide Holdings, Inc. ●	2,513
54	Home Inns & Hotels Management, Inc. ●	1,632
388	Kroton Educacional S.A.	2,768
844	Mandarin Oriental International Ltd.	1,486
53	McDonald's Corp.	4,955

The accompanying notes are an integral part of these financial statements.

6

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5% - (continued)
	Consumer Services - 1.9% - (continued)
79	New Oriental Education & Technology Group, Inc. ADR ●	$1,717
60	Norwegian Cruise Line Holdings Ltd. ●	2,328
198	Opap S.A.	2,402
9	Outerwall, Inc. ●	538
216	Sands China Ltd.	1,347
17	Wyndham Worldwide Corp.	1,307
		27,456
	Diversified Financials - 4.2%
283	Anima Holding S.p.A. ●	1,327
115	Ares Capital Corp.	1,831
121	Banca Generali S.p.A.	3,206
21	BlackRock, Inc.	7,305
319	BM & F Bovespa S.A.	1,403
38	Bolsas Y Mercados Espanoles	1,463
31	Citigroup, Inc.	1,673
135	EFG International AG	1,402
30	Element Financial Corp. ●	349
612	Henderson Group plc	2,061
53	Hong Kong Exchanges & Clearing Ltd.	1,181
166	Ichiyoshi Securities Co., Ltd.	1,963
277	ING Groep N.V. ●	3,964
28	Japan Exchange Group, Inc.	701
108	JP Morgan Chase & Co.	6,542
183	Julius Baer Group Ltd.	8,033
118	Legg Mason, Inc.	6,115
178	Mitsubishi UFJ Lease & Finance Co., Ltd.	939
64	Nomad Holdings Ltd. ●†	738
82	Platform Specialty Products Corp. PIPE ⌂●†	1,983
111	Platform Specialty Products Corp. ●	2,873
59	Solar Cayman Ltd. ⌂■●†	4
151	UBS AG	2,629
68	Wisdomtree Investment, Inc. ●	997
		60,682
	Energy - 6.5%
7	Anadarko Petroleum Corp.	685
215	BG Group plc	3,576
88	Cabot Oil & Gas Corp.	2,733
140	Cameco Corp.	2,439
13	Canadian Natural Resources Ltd.	437
31	Canadian Natural Resources Ltd. ADR	1,078
86	Chevron Corp.	10,321
5,700	China Suntien Green Energy	1,514
428	Cobalt International Energy, Inc. ●	5,006
83	Enbridge, Inc.	3,943
25	Energen Corp.	1,672
40	Halliburton Co.	2,181
4,267	Hilong Holdings Ltd.	1,387
40	HollyFrontier Corp.	1,817
12	Hornbeck Offshore Services, Inc. ●	380
181	Imperial Oil Ltd.	8,687
627	Karoon Gas Australia Ltd. ●	1,637
71	McDermott International, Inc. ●	274
41	National Oilwell Varco, Inc.	3,006
152	OAO Gazprom Class S ADR	1,007
152	Pacific Rubiales Energy Corp.	2,294
2,000	PetroChina Co., Ltd.	2,504
344	Petroleo Brasileiro S.A. ADR	4,164
109	Petroleum Geo-Services ASA	543
27	Phillips 66	2,110
45	Pioneer Natural Resources Co.	8,599
22	QEP Resources, Inc.	552
35	Range Resources Corp.	2,392
65	Royal Dutch Shell plc Class B	2,401
89	Southwestern Energy Co. ●	2,909
33	Total S.A.	1,967
471	Trican Well Service Ltd.	4,217
370	Tsakos Energy Navigation Ltd.	2,505
66	YPF Sociedad Anonima ADR	2,328
		93,265
	Food and Staples Retailing - 1.0%
26	Alimentation Couche-Tard, Inc.	882
8	CVS Health Corp.	721
6	E-Mart Co., Ltd.	1,179
71	Seven & I Holdings Co., Ltd.	2,766
18	Walgreen Co.	1,143
101	Wal-Mart Stores, Inc.	7,676
		14,367
	Food, Beverage and Tobacco - 5.4%
73	Ambev S.A.	490
105	Anheuser-Busch InBev N.V.	11,651
119	British American Tobacco plc	6,762
799	C&C Group plc	3,561
220	Coca-Cola Co.	9,223
174	Diageo Capital plc	5,141
209	Greencore Group plc	877
102	Imperial Tobacco Group plc	4,412
15	Japan Tobacco, Inc.	515
23	Kraft Foods Group, Inc.	1,279
3,308	LT Group, Inc.	1,049
286	Mondelez International, Inc.	10,088
58	Monster Beverage Corp. ●	5,834
68	Nestle S.A.	4,993
36	Post Holdings, Inc. ●	1,331
745	Treasury Wine Estates Ltd.	3,043
31	Unilever N.V.	1,201
114	Unilever N.V. NY Shares ADR	4,417
531	Vina Concha Y Tora S.A.	1,022
		76,889
	Health Care Equipment and Services - 1.8%
28	Aetna, Inc.	2,277
11	Becton, Dickinson & Co.	1,450
59	Cardinal Health, Inc.	4,642
1,551	CareView Communications, Inc. ●†	475
73	Envision Healthcare Holdings ●	2,552
19	HCA Holdings, Inc. ●	1,326
63	Medtronic, Inc.	4,321
131	Nikkiso Co., Ltd.	1,354
17	Olympus Corp. ●	625
63	UnitedHealth Group, Inc.	6,000
9	Universal Health Services, Inc. Class B	966
		25,988
	Household and Personal Products - 0.7%
78	Coty, Inc.	1,294
87	Procter & Gamble Co.	7,561
45	Svenska Cellulosa AB Class B	1,006
		9,861
	Insurance - 4.2%
38	ACE Ltd.	4,157
37	Ageas	1,236

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5% - (continued)
	Insurance - 4.2% - (continued)
1,092	AIA Group Ltd.	$6,095
270	American International Group, Inc.	14,474
379	Assicurazioni Generali S.p.A.	7,768
130	Delta Lloyd N.V.	2,969
489	Direct Line Insurance Group plc	2,161
34	Marsh & McLennan Cos., Inc.	1,832
110	MetLife, Inc.	5,961
93	Ping An Insurance (Group) Co.	760
46	Principal Financial Group, Inc.	2,388
356	T&D Holdings, Inc.	4,584
19	Zurich Financial Services AG	5,669
		60,054
	Materials - 5.4%
32	Air Liquide	3,834
29	Akzo Nobel N.V.	1,935
1,818	AMVIG Holdings Ltd.	851
29	Barrick Gold Corp.	348
43	BASF SE	3,837
22	Berry Plastics Group, Inc. ●	573
51	BHP Billiton plc	1,317
6	Cabot Corp.	297
37	Celanese Corp.	2,170
1,122	China Resources Cement	763
76	Constellium N.V. ●	1,549
87	CRH plc	1,942
29	Crown Holdings, Inc. ●	1,400
59	E.I. DuPont de Nemours & Co.	4,101
9	Ecolab, Inc.	993
88	Eldorado Gold Corp.	479
–	Givaudan	755
324	Glencore plc	1,664
4,101	Greatview Aseptic Packaging Co., Ltd.	2,686
165	Harmony Gold Mining Co., Ltd. ●	266
101	Headwaters, Inc. ●	1,288
921	Huabao International Holdings Ltd.	659
121	International Paper Co.	6,132
846	Ivanhoe Mines Ltd. ●	638
185	JSR Corp.	3,332
124	Kinross Gold Corp. ●	266
28	Martin Marietta Materials, Inc.	3,311
44	Methanex Corp. ADR	2,616
150	Norbord, Inc.	2,927
31	Packaging Corp. of America	2,214
42	Praxair, Inc.	5,251
978	PTT Chemical Public Co., Ltd.	1,856
50	Reliance Steel & Aluminum	3,392
33	Rio Tinto plc	1,554
63	Rio Tinto plc ADR	3,021
47	Smurfit Kappa Group plc	966
45	Vulcan Materials Co.	2,755
26	Wacker Chemie AG	3,094
		77,032
	Media - 1.6%
77	Avex, Inc.	1,147
11	Comcast Corp. Class A	598
216	DHX Media Ltd. ●	1,916
16	DISH Network Corp. ●	1,025
8	DreamWorks Animation SKG, Inc. ●	177
1,277	Major Cineplex Group Public Co., Ltd.	933
17	McGraw Hill Financial, Inc.	1,503
29	Naspers Ltd.	3,577
36	Pandora Media, Inc. ●	685
83	Quebecor, Inc.	2,118
114	SES Global S.A.	3,953
2,573	Solocal Group ●	1,581
2	Tribune Media Co. Class A ●	133
217	TVN S.A.	970
60	Wolters Kluwer N.V.	1,594
74	WPP plc	1,442
		23,352
	Pharmaceuticals, Biotechnology and Life Sciences - 12.1%
47	Actavis plc ●	11,303
8	Agios Pharmaceuticals, Inc. ●	640
22	Alkermes plc ●	1,127
87	Almirall S.A. ●	1,426
21	Alnylam Pharmaceuticals, Inc. ●	1,910
252	Arena Pharmaceuticals, Inc. ●	1,100
297	AstraZeneca plc	21,696
124	AstraZeneca plc ADR	9,068
571	Bristol-Myers Squibb Co.	33,215
15	Celgene Corp. ●	1,566
490	China Shineway Pharmaceutical Group Ltd.	884
61	Daiichi Sankyo Co., Ltd.	912
71	Eisai Co., Ltd.	2,781
29	Eli Lilly & Co.	1,914
36	Gilead Sciences, Inc. ●	4,022
8	Illumina, Inc. ●	1,545
19	Incyte Corp. ●	1,287
48	Innate Pharma S.A. ●	439
60	Johnson & Johnson	6,481
338	Merck & Co., Inc.	19,590
98	Ono Pharmaceutical Co., Ltd.	9,861
76	Portola Pharmaceuticals, Inc. ●	2,168
15	PTC Therapeutics, Inc. ●	622
2	Receptos, Inc. ●	249
14	Regeneron Pharmaceuticals, Inc. ●	5,624
38	Roche Holding AG	11,177
12	Salix Pharmaceuticals Ltd. ●	1,746
20	Sanofi ADR	929
31	Shionogi & Co., Ltd.	798
55	Takeda Pharmaceutical Co., Ltd.	2,402
53	Tesaro, Inc. ●	1,487
923	TherapeuticsMD, Inc. ●	4,096
25	UCB S.A.	1,984
35	Vertex Pharmaceuticals, Inc. ●	3,920
82	Zoetis, Inc.	3,038
		173,007
	Real Estate - 2.1%
16	AvalonBay Communities, Inc. REIT	2,484
27,667	Bekasi Fajar Industrial Estate Tbk PT	1,340
115	Castellum AB	1,764
63	CBRE Group, Inc. ●	2,001
312	China Resources Land Ltd.	742
175	City Developments Ltd.	1,288
53	Deutsche Annington Immobile	1,546
66	Deutsche Wohnen AG	1,498
105	E-House China Holdings Ltd.	1,050
118	Grivalia Properties REIC	1,278
514	Hibernia REIT ●☼	707
17	Icade REIT	1,322

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5% - (continued)
	Real Estate - 2.1% - (continued)
453	Leopalace21 Corp. ●	$2,839
170	Mitsui Fudosan Co., Ltd.	5,466
53	Realogy Holdings Corp. ●	2,193
151	Two Harbors Investment Corp. REIT	1,531
27	Weyerhaeuser Co. REIT	908
		29,957
	Retailing - 5.4%
54	Advance Automotive Parts, Inc. ‡	7,953
727	Allstar Co. ⌂●†	617
18	Amazon.com, Inc. ●	5,511
43	American Eagle Outfitters, Inc.	551
32	ASOS plc ●	1,373
2	AutoZone, Inc. ●	1,308
1,908	Baoxin Automotive Group Ltd.	1,456
144	Coupons.com, Inc. ●	2,002
33	GNC Holdings, Inc.	1,384
794	Groupon, Inc. ●	5,806
6	Honest (The) Co. ⌂●†	145
18	HSN, Inc.	1,214
9	Hyundai Home Shopping Network Corp.	1,182
7,629	Intime Retail Group Co., Ltd.	6,644
17	L Brands, Inc.	1,237
131	Lowe's Cos., Inc.	7,486
553	Luk Fook Holdings International Ltd.	1,649
3,134	Maoye International Holdings	485
184	Marks & Spencer Group plc	1,200
9	Netflix, Inc. ●	3,632
1	Priceline (The) Group, Inc. ●	925
242	Rakuten, Inc.	2,729
57	Rent-A-Center, Inc.	1,771
33	Restoration Hardware Holdings, Inc. ●	2,622
13	Signet Jewelers Ltd.	1,530
149	TJX Cos., Inc.	9,427
39	Tory Burch LLC ⌂●†	2,585
68	Tuesday Morning Corp. ●	1,395
1,085	Zhongsheng Group Holdings Ltd.	1,118
		76,937
	Semiconductors and Semiconductor Equipment - 6.6%
443	Applied Materials, Inc.	9,795
23,739	GCL-Poly Energy Holdings Ltd. ●	8,000
121	Hynix Semiconductor, Inc. ●	5,391
245	Intel Corp.	8,339
253	Maxim Integrated Products, Inc.	7,431
335	Micron Technology, Inc. ●	11,079
173	NXP Semiconductors N.V. ●	11,865
114	RF Micro Devices, Inc. ●	1,481
2	Samsung Electronics Co., Ltd.	1,778
1,041	Sumco Corp. ☼	14,003
216	SunEdison, Inc. ●	4,215
174	SunPower Corp. ●	5,540
679	Taiwan Semiconductor Manufacturing Co., Ltd.	2,943
102	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,253
		94,113
	Software and Services - 8.2%
71	21Vianet Group, Inc. ADR ●	1,488
23	Accenture plc	1,894
624	Activision Blizzard, Inc.	12,447
21	Adobe Systems, Inc. ●	1,471
58	Akamai Technologies, Inc. ●	3,520
115	Alibaba Group Holding Ltd. ●	11,343
82	Angie's List, Inc. ●	572
80	AOL, Inc. ●	3,470
42	Automatic Data Processing, Inc.	3,456
38	Baidu, Inc. ADR ●	9,041
176	Cadence Design Systems, Inc. ●	3,152
32	ChinaCache International Holdings Ltd. ADR ●	332
110	Cia Brasileira de Meios de Pagamentos	1,811
86	Comverse, Inc. ●	1,866
473	Corindus Vascular Robotics, Inc. PIPE ⌂●†	1,729
8	CoStar Group, Inc. ●	1,237
38	Ellie Mae, Inc. ●	1,475
69	Facebook, Inc. ●	5,202
14	Google, Inc. Class C ●	7,759
19	IAC/InterActiveCorp.	1,310
11	IBM Corp.	1,732
132	Kakaku.com, Inc.	1,800
48	Markit Ltd. ●	1,230
322	Microsoft Corp.	15,111
562	Monster Worldwide, Inc. ●	2,168
11	NetEase, Inc. ADR	1,060
527	Optimal Payments plc ●	3,739
116	Oracle Corp.	4,542
17	Rovi Corp. ●	351
39	Salesforce.com, Inc. ●	2,506
14	Tableau Software, Inc. ●	1,172
54	Tangoe, Inc. ●	791
73	Teradata Corp. ●	3,091
47	UbiSoft Entertainment S.A. ●	853
30	Verint Systems, Inc. ●	1,698
3	Xero Ltd. ●	33
12	Yelp, Inc. ●	733
		117,185
	Technology Hardware and Equipment - 4.0%
227	Apple, Inc.	24,494
182	Aruba Networks, Inc. ●	3,925
281	Cisco Systems, Inc.	6,869
84	EMC Corp.	2,401
198	Hitachi Ltd.	1,556
175	Japan Display, Inc. ●	520
44	Juniper Networks, Inc.	919
14	Loral Space & Communications, Inc. ●	1,043
719	NEC Corp.	2,543
903	ParkerVision, Inc. ●	1,182
14	Qualcomm, Inc.	1,115
14	Stratasys Ltd. ●	1,721
67	TE Connectivity Ltd.	4,092
26	Western Digital Corp.	2,524
1,761	WPG Holdings Co., Ltd.	2,145
		57,049
	Telecommunication Services - 2.7%
244	Gogo, Inc. ●	4,056
91	Hellenic Telecommunications Organization S.A. ●	1,028
1,095	Koninklijke (Royal) KPN N.V.	3,606
23	Level 3 Communications, Inc. ●	1,093
96	Nippon Telegraph & Telephone Corp.	5,973
296	NTT DoCoMo, Inc.	4,987
2	SK Telecom Co., Ltd.	505
70	SoftBank Corp.	5,067
393	Telecom Italia S.p.A. ●	445

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5% - (continued)
	Telecommunication Services - 2.7% - (continued)
343	Telenor ASA	$7,721
471	Total Access Communication Public Co., Ltd.	1,498
37	Verizon Communications, Inc.	1,839
242	Vodafone Group plc	805
18	Zayo Group Holdings, Inc. ●	414
		39,037
	Transportation - 2.6%
4,648	AirAsia Berhad	3,533
70	Canadian National Railway Co.	4,924
41	Deutsche Lufthansa AG	613
44	Deutsche Post AG	1,377
103	DSV AS	3,080
109	Groupe Eurotunnel S.A.	1,374
108	Hitachi Transport System Ltd.	1,424
253	International Consolidated Airlines Group S.A. ●	1,660
2,498	Jiangsu Express Co., Ltd.	2,790
7	Kansas City Southern	828
16	Kuehne & Nagel International AG	2,084
319	Mitsui O.S.K. Lines Ltd.	1,009
288	Nippon Yusen	747
25	Norfolk Southern Corp.	2,763
1,284	Pacific Basin Ship	618
15	United Continental Holdings, Inc. ●	810
62	United Parcel Service, Inc. Class B	6,460
116	UTI Worldwide, Inc. ●	1,272
		37,366
	Utilities - 3.2%
428	Cheung Kong Infrastructure Holdings Ltd.	3,125
10,902	China Longyuan Power Group Corp.	11,626
192	China Resources Gas Group LT	549
29	Edison International	1,815
1,137	ENN Energy Holdings Ltd.	7,378
3,357	Guangdong Investment Ltd.	4,415
282	Hokkaido Electric Power Co. ●	2,369
896	Huadian Fuxin Energy Corp., Ltd.	516
130	Kyushu Electric Power Co., Inc. ●	1,406
115	National Grid plc	1,707
1,478	NTPC Ltd.	3,610
529	Snam S.p.A.	2,860
19	Southern Co.	885
1,319	Towngas China Co., Ltd.	1,385
65	Xcel Energy, Inc.	2,176
		45,822
	Total Common Stocks
	( Cost $1,357,704)	$1,381,239

Preferred Stocks - 1.0%
	Capital Goods - 0.1%
132	Lithium Technology Corp. ⌂●†	$735

	Consumer Durables and Apparel - 0.1%
15	Cloudera, Inc. ⌂●†	366
47	One Kings Lane, Inc. ⌂●†	711
		1,077
	Media - 0.3%
115	ProSieben Sat.1 Media AG	4,653

	Retailing - 0.0%
14	Honest (The) Co. Series C ⌂●†β	339

	Software and Services - 0.4%
143	Apigee Corp. ⌂●†	470
11	Dropbox, Inc. ⌂●†	214
243	Essence Holding Group ⌂●†	346
18	LendingClub Corp. ⌂●†	165
39	Lookout, Inc. ⌂●†	398
11	New Relic, Inc. ⌂●†	280
46	Nutanix, Inc. ⌂●†	559
42	Uber Technologies, Inc. ⌂●†	2,352
29	Veracode, Inc. ⌂●†	479
		5,263
	Technology Hardware and Equipment - 0.1%
61	DataLogix Holdings ⌂●†	567
60	Pure Storage, Inc. ⌂●†	846
		1,413
	Telecommunication Services - 0.0%
19	DocuSign, Inc. ⌂●†	328
		328
	Total Preferred Stocks
	(Cost $14,768)	$13,808

Warrants - 0.0%
	Banks - 0.0%
155	Alpha Bank A.E.	$249

	Diversified Financials - 0.0%
64	Nomad Holdings Ltd. †	34

	Total Warrants
	(Cost $326)	$283

	Total Long-Term Investments
	(Cost $1,372,798)	$1,395,330

Short-Term Investments - 2.3%
Repurchase Agreements - 2.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $96, collateralized by U.S. Treasury Note 1.50%, 2019, value of $98)
$96	0.08%, 10/31/2014	$96
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $1,631, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $1,664)
1,631	0.09%, 10/31/2014	1,631
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $438,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $447)
438	0.08%, 10/31/2014	438

The accompanying notes are an integral part of these financial statements.

10

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 2.3% - (continued)
Repurchase Agreements - 2.3% - (continued)
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,486, collateralized by FHLMC 2.00% -
5.50%, 2022 - 2034, FNMA 2.00% - 4.50%,
2024 - 2039, GNMA 3.00%, 2043, U.S. Treasury
	Note 4.63%, 2017, value of $1,515)
$1,486	0.10%, 10/31/2014		$1,486
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$5,598, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury Note
	1.63% - 2.13%, 2015 - 2019, value of $5,710)
5,598	0.08%, 10/31/2014		5,598
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $6,434, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$6,563)
6,434	0.09%, 10/31/2014		6,434
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $371, collateralized by U.S. Treasury Note 0.88%, 2017, value of $379)
371	0.13%, 10/31/2014		371
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $547, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $558)
547	0.07%, 10/31/2014		547
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$5,760, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 1.38%
	- 4.25%, 2015 - 2022, value of $5,875)
5,760	0.08%, 10/31/2014		5,760
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$11,161, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75% -
	2.88%, 2018 - 2019, value of $11,385)
11,161	0.10%, 10/31/2014		11,161
			33,522

	Total Short-Term Investments
	(Cost $33,522)		$33,522

	Total Investments
	(Cost $1,406,320) ▲	99.8%	$1,428,852
	Other Assets and Liabilities	0.2%	3,434
	Total Net Assets	100.0%	$1,432,286

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $1,415,383 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$98,797
Unrealized Depreciation	(85,328)
Net Unrealized Appreciation	$13,469

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $17,465, which represents 1.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $1,740 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $4, which rounds to zero percent of total net assets.

The accompanying notes are an integral part of these financial statements.

12

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	727	Allstar Co.	$316
04/2014	143	Apigee Corp. Preferred	416
02/2014	15	Cloudera, Inc. Preferred	218
09/2014	473	Corindus Vascular Robotics, Inc.	1,181
05/2014	61	DataLogix Holdings Preferred	630
02/2014	19	DocuSign, Inc. Preferred	255
01/2014	11	Dropbox, Inc. Preferred	204
05/2014	243	Essence Holding Group Preferred	385
08/2014	6	Honest (The) Co.	161
08/2014	14	Honest (The) Co. Series C Preferred	377
04/2014	18	LendingClub Corp. Preferred	184
08/2014	132	Lithium Technology Corp. Preferred	644
07/2014	39	Lookout, Inc. Preferred	442
04/2014	11	New Relic, Inc. Preferred	311
08/2014	46	Nutanix, Inc. Preferred	621
01/2014	47	One Kings Lane, Inc. Preferred	721
10/2014	82	Platform Specialty Products Corp. PIPE	2,108
04/2014	60	Pure Storage, Inc. Preferred	940
03/2007	59	Solar Cayman Ltd. - 144A	17
11/2013	39	Tory Burch LLC	3,091
06/2014	42	Uber Technologies, Inc. Preferred	2,613
08/2014	29	Veracode, Inc. Preferred	532

At October 31, 2014, the aggregate value of these securities was $16,218, which represents 1.1% of total net assets.

β	Convertible security.

The accompanying notes are an integral part of these financial statements.

13

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
BRL	Sell	11/03/2014	JPM	$145	$142	$3	$–
CAD	Buy	11/04/2014	BCLY	134	133	–	(1)
EUR	Buy	11/04/2014	HSBC	530	524	–	(6)
EUR	Buy	11/03/2014	RBC	440	437	–	(3)
EUR	Buy	11/04/2014	WEST	669	669	–	–
EUR	Sell	12/03/2014	BCLY	660	662	–	(2)
EUR	Sell	12/03/2014	BOA	6,514	6,318	196	–
EUR	Sell	12/17/2014	JPM	9,336	9,356	–	(20)
GBP	Sell	11/03/2014	BMO	419	419	–	–
GBP	Sell	11/04/2014	MSC	1,681	1,681	–	–
HKD	Buy	11/04/2014	BCLY	89	89	–	–
HKD	Buy	11/03/2014	UBS	3,076	3,076	–	–
HKD	Sell	11/04/2014	BCLY	799	799	–	–
HKD	Sell	11/03/2014	UBS	101	101	–	–
JPY	Buy	12/03/2014	BCLY	2,966	2,967	1	–
JPY	Buy	12/03/2014	BCLY	547	494	–	(53)
JPY	Buy	12/03/2014	BOA	2,134	1,940	–	(194)
JPY	Buy	12/03/2014	CBK	1,838	1,671	–	(167)
JPY	Buy	12/17/2014	CBK	2,322	2,213	–	(109)
JPY	Buy	11/06/2014	DEUT	348	346	–	(2)
JPY	Buy	12/03/2014	DEUT	678	618	–	(60)
JPY	Buy	12/03/2014	SCB	1,159	1,048	–	(111)
JPY	Buy	11/04/2014	SSG	298	287	–	(11)
JPY	Buy	11/05/2014	UBS	465	452	–	(13)
JPY	Sell	12/03/2014	BCLY	11,564	10,477	1,087	–
JPY	Sell	12/03/2014	BOA	2,237	2,028	209	–
JPY	Sell	12/03/2014	CBK	2,236	2,028	208	–
JPY	Sell	12/17/2014	CBK	1,898	1,897	1	–
JPY	Sell	11/06/2014	DEUT	1,328	1,320	8	–
JPY	Sell	12/03/2014	DEUT	420	390	30	–
JPY	Sell	12/17/2014	JPM	23,382	22,196	1,186	–
JPY	Sell	12/17/2014	RBC	1,455	1,399	56	–
JPY	Sell	11/04/2014	SSG	797	767	30	–
JPY	Sell	11/05/2014	UBS	1,290	1,252	38	–
JPY	Sell	12/03/2014	UBS	2,695	2,506	189	–
Total						$3,242	$(752)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NVDR	Non-Voting Depositary Receipt
PIPE	Private Investment in Public Equity
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$11,132	$1,476	$9,656	$–
Banks	60,154	18,649	41,505	–
Capital Goods	125,380	67,508	57,872	–
Commercial and Professional Services	19,124	16,057	3,067	–
Consumer Durables and Apparel	26,030	15,208	10,822	–
Consumer Services	27,456	19,663	7,793	–
Diversified Financials	60,682	29,826	28,869	1,987
Energy	93,265	77,736	15,529	–
Food and Staples Retailing	14,367	10,422	3,945	–
Food, Beverage and Tobacco	76,889	37,245	39,644	–
Health Care Equipment and Services	25,988	24,009	1,979	–
Household and Personal Products	9,861	8,855	1,006	–
Insurance	60,054	28,812	31,242	–
Materials	77,032	49,258	27,774	–
Media	23,352	13,078	10,274	–
Pharmaceuticals, Biotechnology and Life Sciences	173,007	118,647	54,360	–
Real Estate	29,957	11,489	18,468	–
Retailing	76,937	57,210	16,380	3,347
Semiconductors and Semiconductor Equipment	94,113	61,998	32,115	–
Software and Services	117,185	109,031	6,425	1,729
Technology Hardware and Equipment	57,049	50,285	6,764	–
Telecommunication Services	39,037	7,402	31,635	–
Transportation	37,366	17,057	20,309	–
Utilities	45,822	4,876	40,946	–
Total	1,381,239	855,797	518,379	7,063
Preferred Stocks	13,808	–	4,653	9,155
Warrants	283	283	–	–
Short-Term Investments	33,522	–	33,522	–
Total	$1,428,852	$856,080	$556,554	$16,218
Foreign Currency Contracts*	$3,242	$–	$3,242	$–
Total	$3,242	$–	$3,242	$–
Liabilities:
Foreign Currency Contracts*	$752	$–	$752	$–
Total	$752	$–	$752	$–

♦	For the year ended October 31, 2014, investments valued at $2,124 were transferred from Level 1 to Level 2, and investments valued at $2,247 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

15

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Common Stocks	$2,565	$84	$(776	)†	$—	$6,542	$(230)	$—	$(1,122)	$7,063
Preferred Stocks	—	—	(338	)‡	—	9,493	—	—	—	9,155
Warrants	4	—	—		—	—	—	—	(4)	—
Total	$2,569	$84	$(1,114)		$—	$16,035	$(230)	$—	$(1,126)	$16,218

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(707).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(338).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

16

Hartford Global Capital Appreciation Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,406,320)	$1,428,852
Foreign currency on deposit with custodian (cost $42)	42
Unrealized appreciation on foreign currency contracts	3,242
Receivables:
Investment securities sold	17,719
Fund shares sold	720
Dividends and interest	1,918
Other assets	90
Total assets	1,452,583
Liabilities:
Unrealized depreciation on foreign currency contracts	752
Bank overdraft	7
Payables:
Investment securities purchased	17,995
Fund shares redeemed	973
Investment management fees	207
Administrative fees	1
Distribution fees	99
Accrued expenses	263
Total liabilities	20,297
Net assets	$1,432,286
Summary of Net Assets:
Capital stock and paid-in-capital	$1,189,265
Undistributed net investment income	4,852
Accumulated net realized gain	213,232
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	24,937
Net assets	$1,432,286

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.10/$21.27
Shares outstanding	36,469
Net assets	$732,928
Class B: Net asset value per share	$18.65
Shares outstanding	2,484
Net assets	$46,336
Class C: Net asset value per share	$18.78
Shares outstanding	15,054
Net assets	$282,703
Class I: Net asset value per share	$20.59
Shares outstanding	5,713
Net assets	$117,640
Class R3: Net asset value per share	$19.85
Shares outstanding	1,599
Net assets	$31,735
Class R4: Net asset value per share	$20.35
Shares outstanding	494
Net assets	$10,055
Class R5: Net asset value per share	$20.68
Shares outstanding	75
Net assets	$1,549
Class Y: Net asset value per share	$20.86
Shares outstanding	10,034
Net assets	$209,340

The accompanying notes are an integral part of these financial statements.

17

Hartford Global Capital Appreciation Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$24,617
Interest	14
Less: Foreign tax withheld	(1,551)
Total investment income	23,080

Expenses:
Investment management fees	9,810
Administrative services fees
Class R3	64
Class R4	16
Class R5	2
Transfer agent fees
Class A	1,146
Class B	138
Class C	357
Class I	108
Class R3	5
Class R4	1
Class R5	—
Class Y	1
Distribution fees
Class A	1,628
Class B	536
Class C	2,797
Class R3	161
Class R4	27
Custodian fees	54
Accounting services fees	172
Registration and filing fees	177
Board of Directors' fees	30
Audit fees	38
Other expenses	205
Total expenses (before waivers and fees paid indirectly)	17,473
Expense waivers	(131)
Management fee waivers	(334)
Commission recapture	(41)
Custodian fee offset	—
Total waivers and fees paid indirectly	(506)
Total expenses, net	16,967
Net Investment Income	6,113
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	247,745
Less: Foreign taxes paid on realized capital gains	(274)
Net realized gain on foreign currency contracts	912
Net realized gain on other foreign currency transactions	870
Net Realized Gain on Investments and Foreign Currency Transactions	249,253
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(164,720)
Net unrealized appreciation of foreign currency contracts	1,763
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(75)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(163,032)
Net Gain on Investments and Foreign Currency Transactions	86,221
Net Increase in Net Assets Resulting from Operations	$92,334

The accompanying notes are an integral part of these financial statements.

18

Hartford Global Capital Appreciation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$6,113	$1,847
Net realized gain on investments and foreign currency transactions	249,253	153,672
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(163,032)	114,726
Net Increase in Net Assets Resulting from Operations	92,334	270,245
Distributions to Shareholders:
From net investment income
Class A	—	(1,568)
Class I	—	(534)
Class R3	—	(83)
Class R4	—	(55)
Class R5	—	(7)
Class Y	(140)	(72)
Total from net investment income	(140)	(2,319)
From net realized gain on investments
Class A	(13,469)	—
Class B	(1,573)	—
Class C	(7,293)	—
Class I	(3,052)	—
Class R3	(832)	—
Class R4	(288)	—
Class R5	(31)	—
Class Y	(370)	—
Total from net realized gain on investments	(26,908)	—
Total distributions	(27,048)	(2,319)
Capital Share Transactions:
Class A	190,141 *	(43,660)
Class B	(11,138)*	(11,546)
Class C	11,675 *	(34,499)
Class I	(7,320)	36
Class R3	(997)*	(1,885)
Class R4	(1,321)*	(2,999)
Class R5	213 *	(377)
Class Y	193,898 *	(2,631)
Net increase (decrease) from capital share transactions	375,151	(97,561)
Net Increase in Net Assets	440,437	170,365
Net Assets:
Beginning of period	991,849	821,484
End of period	$1,432,286	$991,849
Undistributed (distributions in excess of) net investment income	$4,852	$(129)

* Includes merger activity (see Fund Merger in accompanying Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

19

Hartford Global Capital Appreciation Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for Hartford Global Capital Appreciation Fund (the "Fund"), a series of the Company, are included in this report. Prior to March 1, 2014, the Fund was known as The Hartford Capital Appreciation II Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and

20

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a

21

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

22

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

23

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3,242	$—	$—	$—	$—	$3,242
Total	$—	$3,242	$—	$—	$—	$—	$3,242

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$752	$—	$—	$—	$—	$752
Total	$—	$752	$—	$—	$—	$—	$752

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

24

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$912	$—	$—	$—	$—	$912
Total	$—	$912	$—	$—	$—	$—	$912

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1,763	$—	$—	$—	$—	$1,763
Total	$—	$1,763	$—	$—	$—	$—	$1,763

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's ("FCM") custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$3,163	$(508)	$—	$—	$2,655
Total subject to a master netting or similar arrangement	$3,163	$(508)	$—	$—	$2,655

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Unrealized depreciation on foreign currency contracts	$716	$(508)	$—	$—	$208
Total subject to a master netting or similar arrangement	$716	$(508)	$—	$—	$208

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and    Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

25

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

26

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$140	$2,097
Long-Term Capital Gains ‡	26,908	222

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$83,107
Undistributed Long-Term Capital Gain	146,488
Unrealized Appreciation*	13,426
Total Accumulated Earnings	$243,021

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(992)
Accumulated Net Realized Gain (Loss)	992

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

During the year ended October 31, 2014, the Fund utilized $27,381 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund

27

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered during the period February 28, 2014 through October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6750%

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered during the period November 1, 2013 through February 27, 2014.

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9000%
On next $500 million	0.8000%
On next $1.5 billion	0.7500%
On next $2.5 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6750%

HFMC voluntarily agreed to waive investment management fees of 0.10% of average daily net assets until February 27, 2014. These amounts are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

28

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.35%	1.05%	0.95%	0.90%

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.25%
Class B	1.99
Class C	1.95
Class I	0.92
Class R3	1.35
Class R4	1.05
Class R5	0.94
Class Y	0.83

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $1,535 and contingent deferred sales charges of $16 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

29

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class		Percentage of Fund
Class R4	2%		—	%*
Class R5	11		—	*
Class Y	—	*	—	*

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	14%

* Percentage rounds to zero.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$2,151,924	$—	$2,151,924
Sales Proceeds	1,865,314	—	1,865,314

30

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold*	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	13,787	705	(4,726)	9,766	3,578	103	(6,538)	(2,857)
Amount	$270,672	$13,203	$(93,734)	$190,141	$59,643	$1,521	$(104,824)	$(43,660)
Class B
Shares	273	83	(1,083)	(727)	56	—	(799)	(743)
Amount	$7,382	$1,462	$(19,982)	$(11,138)	$849	$—	$(12,395)	$(11,546)
Class C
Shares	2,187	379	(2,051)	515	1,119	—	(3,452)	(2,333)
Amount	$43,044	$6,667	$(38,036)	$11,675	$17,564	$—	$(52,063)	$(34,499)
Class I
Shares	1,995	144	(2,519)	(380)	2,529	31	(2,600)	(40)
Amount	$40,296	$2,760	$(50,376)	$(7,320)	$42,394	$461	$(42,819)	$36
Class R3
Shares	250	44	(341)	(47)	398	6	(515)	(111)
Amount	$4,844	$820	$(6,661)	$(997)	$6,315	$82	$(8,282)	$(1,885)
Class R4
Shares	128	14	(204)	(62)	136	3	(319)	(180)
Amount	$2,525	$273	$(4,119)	$(1,321)	$2,296	$50	$(5,345)	$(2,999)
Class R5
Shares	20	2	(11)	11	14	1	(40)	(25)
Amount	$403	$31	$(221)	$213	$251	$7	$(635)	$(377)
Class Y
Shares	10,301	25	(956)	9,370	35	5	(222)	(182)
Amount	$213,279	$509	$(19,890)	$193,898	$608	$72	$(3,311)	$(2,631)
Total
Shares	28,941	1,396	(11,891)	18,446	7,865	149	(14,485)	(6,471)
Amount	$582,445	$25,725	$(233,019)	$375,151	$129,920	$2,193	$(229,674)	$(97,561)

* Includes shares issued from merger, except for Class I. Please see the table immediately following for details. For further    information please see Fund Merger section that follows.

	Shares Issued from Merger
	For the Year Ended October 31, 2014
	Shares	Amount
Class A	10,037	$197,410
Class B	244	4,471
Class C	1,198	22,100
Class R3	8	149
Class R4	13	250
Class R5	9	175
Class Y	10	199
	11,519	$224,754

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	179	$3,556
For the Year Ended October 31, 2013	62	$1,087

31

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Fund Merger:

Reorganization of The Hartford Global Growth Fund into the Fund – At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and liabilities of The Hartford Global Growth Fund (“Target Fund”) by the Fund (“Acquiring Fund”).

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the Target Fund were acquired by the Fund on April 7, 2014. The Fund acquired the assets and liabilites of the Target Fund in exchange for shares in the Fund, which were distributed pro rata by the Target Fund to shareholders, in complete liquidation of the Target Fund.

The Fund acquired capital loss carryforwards of $27,381 from the Target Fund and none of these acquired losses were limited.

This merger was accomplished by tax free exchange, as detailed below:

	Net assets of Target Fund on April 4, 2014*	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund's shareholders

Class A	$197,410	$536,838	$734,248	9,178	10,037
Class B	4,471	52,533	57,004	234	244
Class C	22,100	268,421	290,521	1,159	1,198
Class I ‡	N/A	114,781	114,781	N/A	N/A
Class R3	149	32,497	32,646	7	8
Class R4	250	11,153	11,403	11	13
Class R5	175	1,325	1,500	8	9
Class Y	199	3,346	3,545	9	10
Total	$224,754	$1,020,894	$1,245,648	10,606	11,519

* Final day of operations immediately prior to the merger.

‡ The Target Fund did not have Class I shares.

The Target Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of April 4, 2014:

Fund	Undistributed Income	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)	Capital Stock	Total
Target Fund	$—	$57,741	$(27,906)	$194,919	$224,754

32

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Assuming the acquisition had been completed on November 1, 2013, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended October 31, 2014, are as follows:

Fund	Net Investment Income	Net Gain on Investments	Net Increase in Net Assets Resulting From Operations
Acquiring Fund	$5,787	$98,193	$103,980

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since the merger date.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

33

Hartford Global Capital Appreciation Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$18.87	$0.13	$1.60	$1.73	$–	$(0.50)	$(0.50)	$20.10	9.39%	$732,928	1.28%	1.25%	0.67%
B	17.67	(0.02)	1.50	1.48	–	(0.50)	(0.50)	18.65	8.59	46,336	2.11	2.00	(0.08)
C	17.78	(0.01)	1.51	1.50	–	(0.50)	(0.50)	18.78	8.65	282,703	1.98	1.95	(0.03)
I	19.26	0.20	1.63	1.83	–	(0.50)	(0.50)	20.59	9.72	117,640	0.95	0.92	0.98
R3	18.66	0.11	1.58	1.69	–	(0.50)	(0.50)	19.85	9.27	31,735	1.57	1.35	0.57
R4	19.06	0.18	1.61	1.79	–	(0.50)	(0.50)	20.35	9.61	10,055	1.26	1.05	0.88
R5	19.34	0.20	1.64	1.84	–	(0.50)	(0.50)	20.68	9.73	1,549	0.97	0.94	0.98
Y	19.50	0.12	1.76	1.88	(0.02)	(0.50)	(0.52)	20.86	9.83	209,340	0.86	0.83	0.58

For the Year Ended October 31, 2013
A	$13.93	$0.07	$4.93	$5.00	$(0.06)	$–	$(0.06)	$18.87	35.97%	$503,765	1.36%	1.25%	0.42%
B	13.10	(0.05)	4.62	4.57	–	–	–	17.67	34.89	56,743	2.20	2.00	(0.32)
C	13.18	(0.05)	4.65	4.60	–	–	–	17.78	34.90	258,520	2.07	2.00	(0.33)
I	14.22	0.11	5.02	5.13	(0.09)	–	(0.09)	19.26	36.29	117,325	1.04	1.00	0.66
R3	13.79	0.05	4.87	4.92	(0.05)	–	(0.05)	18.66	35.75	30,704	1.64	1.35	0.31
R4	14.07	0.11	4.96	5.07	(0.08)	–	(0.08)	19.06	36.18	10,603	1.33	1.05	0.63
R5	14.28	0.12	5.04	5.16	(0.10)	–	(0.10)	19.34	36.36	1,242	1.05	0.95	0.74
Y	14.40	0.13	5.08	5.21	(0.11)	–	(0.11)	19.50	36.40	12,947	0.93	0.90	0.76

For the Year Ended October 31, 2012 (D)
A	$12.80	$0.03	$1.10	$1.13	$–	$–	$–	$13.93	8.83%	$411,923	1.41%	1.32%	0.23%
B	12.14	(0.08)	1.04	0.96	–	–	–	13.10	7.91	51,815	2.26	2.10	(0.55)
C	12.21	(0.07)	1.04	0.97	–	–	–	13.18	7.94	222,460	2.12	2.06	(0.51)
I	13.04	0.08	1.10	1.18	–	–	–	14.22	9.05	87,227	1.10	1.05	0.49
R3	12.69	0.01	1.09	1.10	–	–	–	13.79	8.67	24,232	1.69	1.45	0.11
R4	12.91	0.06	1.10	1.16	–	–	–	14.07	8.99	10,362	1.37	1.18	0.37
R5	13.09	0.08	1.11	1.19	–	–	–	14.28	9.09	1,276	1.09	1.00	0.57
Y	13.18	0.19	1.03	1.22	–	–	–	14.40	9.26	12,189	0.97	0.95	0.63

For the Year Ended October 31, 2011 (D)
A	$12.94	$(0.03)	$(0.11)	$(0.14)	$–	$–	$–	$12.80	(1.08)%	$467,407	1.41%	1.41%	(0.19)%
B	12.37	(0.14)	(0.09)	(0.23)	–	–	–	12.14	(1.86)	61,934	2.25	2.25	(1.03)
C	12.42	(0.12)	(0.09)	(0.21)	–	–	–	12.21	(1.69)	266,634	2.13	2.13	(0.91)
I	13.13	0.02	(0.11)	(0.09)	–	–	–	13.04	(0.69)	112,597	1.11	1.11	0.12
R3	12.86	(0.06)	(0.11)	(0.17)	–	–	–	12.69	(1.32)	20,237	1.72	1.70	(0.48)
R4	13.04	(0.02)	(0.11)	(0.13)	–	–	–	12.91	(1.00)	12,333	1.40	1.40	(0.17)
R5	13.18	0.02	(0.11)	(0.09)	–	–	–	13.09	(0.68)	1,255	1.11	1.10	0.13
Y	13.25	0.03	(0.10)	(0.07)	–	–	–	13.18	(0.53)	33,723	0.99	0.99	0.23

See Portfolio Turnover information on the next page.

34

Hartford Global Capital Appreciation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010 (D)
A	$10.74	$(0.03)	$2.23	$2.20	$–	$–	$–	$12.94	20.48%	$516,406	1.44%	1.44%	(0.20)%
B	10.35	(0.14)	2.16	2.02	–	–	–	12.37	19.52	73,313	2.28	2.28	(1.04)
C	10.39	(0.12)	2.15	2.03	–	–	–	12.42	19.54	310,899	2.15	2.15	(0.91)
I	10.86	0.02	2.25	2.27	–	–	–	13.13	20.90	107,796	1.11	1.11	0.13
R3	10.71	(0.05)	2.20	2.15	–	–	–	12.86	20.07	13,520	1.74	1.73	(0.50)
R4	10.82	(0.02)	2.24	2.22	–	–	–	13.04	20.52	8,486	1.40	1.40	(0.18)
R5	10.91	0.02	2.25	2.27	–	–	–	13.18	20.81	777	1.12	1.11	0.12
Y	10.96	0.04	2.25	2.29	–	–	–	13.25	20.89	46,353	1.00	1.00	0.25

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	144	%(A)
For the Year Ended October 31, 2013	128
For the Year Ended October 31, 2012	135
For the Year Ended October 31, 2011	140
For the Year Ended October 31, 2010	155

(A)	During the year ended October 31, 2014, the Fund incurred $165.7 million in sales of securities held associated with the transition of assets from The Hartford Global Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

35

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund) (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund) of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

36

Hartford Global Capital Appreciation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

37

Hartford Global Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

38

Hartford Global Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

Hartford Global Capital Appreciation Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

40

Hartford Global Capital Appreciation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.50	$6.37	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class B	$1,000.00	$1,016.60	$10.17	$1,000.00	$1,015.12	$10.16	2.00	184	365
Class C	$1,000.00	$1,017.00	$9.97	$1,000.00	$1,015.32	$9.96	1.96	184	365
Class I	$1,000.00	$1,022.10	$4.68	$1,000.00	$1,020.57	$4.68	0.92	184	365
Class R3	$1,000.00	$1,020.30	$6.87	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R4	$1,000.00	$1,021.80	$5.35	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class R5	$1,000.00	$1,022.00	$4.80	$1,000.00	$1,020.45	$4.80	0.94	184	365
Class Y	$1,000.00	$1,022.90	$4.23	$1,000.00	$1,021.03	$4.22	0.83	184	365

41

Hartford Global Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund) (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

42

Hartford Global Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board further noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

43

Hartford Global Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

44

Hartford Global Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

45

Hartford Global Capital Appreciation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-Cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the Fund.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

46

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

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Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GCA14 12/14 113965-5 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD GLOBAL EQUITY INCOME FUND* 2014 Annual Report * Prior to May 30, 2014, Hartford Global Equity Income Fund was known as The Hartford Global Research Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

Hartford Global Equity Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Global Equity Income Fund inception 02/29/2008

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

Performance Overview 2/29/08 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	Since Inception▲
Global Equity Income A#	7.66%	12.05%	5.52%
Global Equity Income A##	1.74%	10.79%	4.63%
Global Equity Income B#	6.90%	11.22%	4.74%
Global Equity Income B##	2.01%	10.96%	4.74%
Global Equity Income C#	6.91%	11.24%	4.75%
Global Equity Income C##	5.93%	11.24%	4.75%
Global Equity Income I#	7.89%	12.39%	5.82%
Global Equity Income R3#	7.41%	11.82%	5.27%
Global Equity Income R4#	7.80%	12.15%	5.57%
Global Equity Income R5#	8.12%	12.49%	5.88%
Global Equity Income Y#	8.22%	12.58%	5.94%
MSCI All Country World Index	8.32%	11.15%	4.75%

▲	Inception: 02/29/2008
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective May 30, 2014, the Fund changed its name to Hartford Global Equity Income Fund and, on June 1, 2014, also changed its investment goal, strategy and portfolio managers. In connection with these changes, Hartford Funds Management Company, LLC reduced its investment management fee rate.

2

Hartford Global Equity Income Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Global Equity Income Class A	1.25%	1.58%
Global Equity Income Class B	2.00%	2.51%
Global Equity Income Class C	2.00%	2.28%
Global Equity Income Class I	1.00%	1.23%
Global Equity Income Class R3	1.45%	1.70%
Global Equity Income Class R4	1.15%	1.39%
Global Equity Income Class R5	0.85%	1.08%
Global Equity Income Class Y	0.80%	0.99%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Ian R. Link, CFA	John R. Ryan, CFA	W. Michael Reckmeyer, III, CFA
Director and Equity Portfolio Manager	Director and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of the Hartford Global Equity Income Fund* returned 7.66%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 8.32% for the same period. The Fund outperformed the 6.08% average return of the Lipper Global Equity Income peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

Eight of the ten sectors in the MSCI All Country World Index rose during the period. Healthcare (+24%), Information Technology (+21%), and Utilities (+14%) rose the most while returns in Materials (-3%), Energy (-1%), and Consumer Discretionary (+4%) lagged most on a relative basis.

Security selection was weakest within Financials, Healthcare, and Industrials and strongest within Materials and Information Technology. Sector allocation, a result of bottom-up stock selection, modestly contributed to benchmark-relative performance over the period driven by an underweight to Energy and an overweight to Healthcare. A modest cash position detracted from relative returns in an upward trending environment, as did an overweight to materials relative to the benchmark.

The largest detractors from relative and absolute returns were Schneider Electric (Industrials), Maxim Integrated Products (Information Technology), and Henderson Group (Financials). Schneider Electric, a France-based company specializing in electricity distribution, automation, and energy management, underperformed over the last few months due to disappointing earnings and low organic growth, as well as investor concern over an economic slowdown in China. Shares of Maxim Integrated Products, a U.S.-based supplier of quality analog and mixed signal semiconductors, fell as the company provided earnings guidance for 2015 below expectations due to weaker Samsung sales, as Samsung is a leading customer of Maxim. Shares of Henderson Group, a U.K.-based investment management company, declined as inflows of assets were lower than expected while European equity markets fell in value.

*Effective May 30, 2014 The Hartford Global Research Fund changed its name to Hartford Global Equity Income Fund. Effective June 1, 2014, the Fund changed its portfolio managers and strategy.

3

Hartford Global Equity Income Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Top contributors to relative performance during the period included Intel (Information Technology), FireEye (Information Technology), and International Paper (Materials). Intel, a U.S.-based manufacturer of semiconductor chips, performed well over the period given stronger than expected demand for PCs. FireEye is based in the U.S. and is a machine-based security platform that provides real-time threat protection to enterprises and governments worldwide against the next generation of cyber-attacks. The company’s stock rose significantly over the period due to better than expected financial results in the first quarter of 2014. We eliminated the position on strength (i.e. while the price was still rising but expected to reverse) in the first half of the period. Shares of International Paper, a leading U.S. containerboard manufacturer and the largest softwood pulp producer globally, was a solid performer over the period despite significant weather and foreign exchange headwinds during the first quarter of 2014. The stock has delivered above-consensus earnings results over the past couple of quarters driven by strong earnings from the industrial packaging business. Microsoft (Information Technology) was also a top contributor to absolute performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the global cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We believe the U.S. economy is on track for a self-sustaining expansion and should, due to a steadily improving labor market, experience rising wage inflation and a moderate increase in policy rates next year. The eurozone and Japan are easing aggressively to help boost inflation and growth, and China is using targeted measures to help maintain growth as it simultaneously seeks to stem excess production in the system that could weigh on the economy. We believe this environment should contribute to a stronger U.S. dollar.

The Fund ended the period most overweight the Financials, Telecommunication Services, and Materials sectors and most underweight the Consumer Discretionary, Industrials, and Energy sectors, relative to the MSCI All Country World Index.

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	1.8%
Consumer Staples	7.7
Energy	6.8
Financials	26.4
Health Care	13.8
Industrials	7.9
Information Technology	13.4
Materials	8.9
Services	7.6
Utilities	3.9
Total	98.2%
Short-Term Investments	1.1
Other Assets and Liabilities	0.7
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Global Equity Income Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.3%
	China - 3.2%
4,288	Jiangsu Express Co., Ltd.	$4,790
3,404	PetroChina Co., Ltd.	4,261
		9,051
	France - 4.5%
29	Icade REIT	2,271
90	Schneider Electric S.A.	7,125
57	Total S.A.	3,380
		12,776
	Germany - 4.6%
186	Deutsche Annington Immobile	5,392
75	Deutsche Post AG	2,366
114	Deutsche Wohnen AG	2,577
23	Siemens AG	2,597
		12,932
	Italy - 1.5%
204	Assicurazioni Generali S.p.A.	4,186

	Japan - 7.5%
38	Daiichi Sankyo Co., Ltd.	572
74	Eisai Co., Ltd.	2,886
57	Mitsubishi Corp.	1,116
762	Mitsubishi UFJ Financial Group, Inc.	4,441
125	Nippon Telegraph & Telephone Corp.	7,752
272	NTT DoCoMo, Inc.	4,588
		21,355
	Netherlands - 4.9%
42	Akzo Nobel N.V.	2,793
189	Delta Lloyd N.V.	4,311
130	Royal Dutch Shell plc Class B	4,803
50	Unilever N.V.	1,952
		13,859
	Norway - 1.9%
237	Telenor ASA	5,330

	Spain - 1.5%
363	Banco Bilbao Vizcaya Argentaria S.A.	4,065
3	Bolsas Y Mercados Espanoles	121
		4,186
	Sweden - 2.0%
198	Castellum AB	3,031
58	Svenska Handelsbanken AB Class A	2,780
		5,811
	Switzerland - 6.8%
33	Roche Holding AG	9,770
32	Zurich Financial Services AG	9,657
		19,427
	Taiwan - 1.4%
902	Taiwan Semiconductor Manufacturing Co., Ltd.	3,910

	Thailand - 1.1%
1,681	PTT Chemical Public Co., Ltd.	3,190

	United Kingdom - 13.6%
74	AstraZeneca plc	5,418
17	AstraZeneca plc ADR	1,239
316	Barclays Bank plc ADR	1,217
87	BHP Billiton plc	2,236
205	British American Tobacco plc	11,621
1,052	Henderson Group plc	3,542
672	HSBC Holdings plc	6,853
198	National Grid plc	2,935
285	Vodafone Group plc	949
128	WPP plc	2,496
		38,506
	United States - 42.8%
22	Apple, Inc.	2,357
8	BlackRock, Inc.	2,558
64	Bristol-Myers Squibb Co.	3,734
36	Chevron Corp.	4,282
115	Cisco Systems, Inc.	2,802
7	Dropbox, Inc. ⌂●†	97
93	E.I. DuPont de Nemours & Co.	6,459
21	Eaton Corp. plc	1,402
50	Edison International	3,098
114	General Electric Co.	2,951
342	Intel Corp.	11,619
208	International Paper Co.	10,553
31	Johnson & Johnson	3,321
83	JP Morgan Chase & Co.	5,038
39	Kraft Foods Group, Inc.	2,197
69	Marathon Oil Corp.	2,432
58	Marsh & McLennan Cos., Inc.	3,132
276	Maxim Integrated Products, Inc.	8,094
211	Merck & Co., Inc.	12,246
50	MetLife, Inc.	2,696
194	Microsoft Corp.	9,103
81	PNC Financial Services Group, Inc.	6,972
67	Procter & Gamble Co.	5,882
33	Southern Co.	1,525
62	Verizon Communications, Inc.	3,133
112	Xcel Energy, Inc.	3,735
		121,418
	Total Common Stocks
	(Cost $279,009)	$275,937

Preferred Stocks - 0.9%
	Germany - 0.9%
62	ProSieben Sat.1 Media AG	$2,514

	United States - 0.0%
2	Pure Storage, Inc. ⌂●†	35

	Total Preferred Stocks
	(Cost $2,902)	$2,549

	Total Long-Term Investments
	(Cost $281,911)	$278,486

Short-Term Investments - 1.1%
	Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $9, collateralized by U.S. Treasury Note 1.50%, 2019, value of $9)
$9	0.08%, 10/31/2014	$9

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Equity Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Short-Term Investments - 1.1% - (continued)
	Repurchase Agreements - 1.1% - (continued)
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $157, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $160)
$157	0.09%, 10/31/2014	$157
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $42,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $43)
42	0.08%, 10/31/2014	42
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $143,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $146)
143	0.10%, 10/31/2014	143
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $538,
collateralized by U.S. Treasury Bond 4.50% -
6.25%, 2023 - 2036, U.S. Treasury Note 1.63% -
	2.13%, 2015 - 2019, value of $549)
538	0.08%, 10/31/2014	538
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $619, collateralized by U.S. Treasury
Bill 0.02%, 2015, U.S. Treasury Bond 3.88% -
11.25%, 2015 - 2040, U.S. Treasury Note 2.00%
	- 3.38%, 2019 - 2021, value of $631)
619	0.09%, 10/31/2014	619
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $36, collateralized by U.S. Treasury Note 0.88%, 2017, value of $36)
36	0.13%, 10/31/2014	36
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $53, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $54)
53	0.07%, 10/31/2014	53
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $554,
collateralized by U.S. Treasury Bill 0.02%, 2015,
U.S. Treasury Bond 3.75% - 11.25%, 2015 -
2043, U.S. Treasury Note 1.38% - 4.25%, 2015 -
	2022, value of $565)
554	0.08%, 10/31/2014	554

TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,073, collateralized by FHLMC 3.00% - 4.00%,
2026 - 2044, FNMA 2.50% - 5.00%, 2025 -
2044, U.S. Treasury Bond 3.50% - 6.50%, 2026
- 2041, U.S. Treasury Note 1.75% - 2.88%, 2018
	- 2019, value of $1,095)
1,073	0.10%, 10/31/2014		1,073
			3,224
	Total Short-Term Investments
	(Cost $3,224)		$3,224

	Total Investments
	(Cost $285,135) ▲	99.3%	$281,710
	Other Assets and Liabilities	0.7%	2,051
	Total Net Assets	100.0%	$283,761

The accompanying notes are an integral part of these financial statements.

6

Hartford Global Equity Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $285,153 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,850
Unrealized Depreciation	(12,293)
Net Unrealized Depreciation	$(3,443)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $132, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2012	7	Dropbox, Inc.	$64
04/2014	2	Pure Storage, Inc. Preferred	39

At October 31, 2014, the aggregate value of these securities was $132, which rounds to zero percent of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
JPY	Sell	11/06/2014	DEUT	$943	$937	$6	$–
JPY	Sell	11/05/2014	UBS	668	649	19	–
Total						$25	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Equity Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
China	$9,051	$–	$9,051	$–
France	12,776	2,271	10,505	–
Germany	12,932	–	12,932	–
Italy	4,186	–	4,186	–
Japan	21,355	–	21,355	–
Netherlands	13,859	–	13,859	–
Norway	5,330	–	5,330	–
Spain	4,186	–	4,186	–
Sweden	5,811	–	5,811	–
Switzerland	19,427	–	19,427	–
Taiwan	3,910	–	3,910	–
Thailand	3,190	–	3,190	–
United Kingdom	38,506	1,239	37,267	–
United States	121,418	121,321	–	97
Total	$275,937	$124,831	$151,009	$97
Preferred Stocks	2,549	–	2,514	35
Short-Term Investments	3,224	–	3,224	–
Total	$281,710	$124,831	$156,747	$132
Foreign Currency Contracts*	$25	$–	$25	$–
Total	$25	$–	$25	$–

♦	For the year ended October 31, 2014, investments valued at $489 were transferred from Level 1 to Level 2, and investments valued at $599 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Common Stocks	$340	$—	$17	†	$—	$—	$—	$—	$(260)	$97
Preferred Stocks	—	—	(4	)‡	—	39	—	—	—	35
Total	$340	$—	$13		$—	$39	$—	$—	$(260)	$132

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $17.

‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(4).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Equity Income Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $285,135)	$281,710
Cash	1
Foreign currency on deposit with custodian (cost $5)	5
Unrealized appreciation on foreign currency contracts	25
Receivables:
Investment securities sold	1,586
Fund shares sold	335
Dividends and interest	588
Other assets	59
Total assets	284,309
Liabilities:
Payables:
Fund shares redeemed	450
Investment management fees	40
Administrative fees	—
Distribution fees	6
Accrued expenses	52
Total liabilities	548
Net assets	$283,761
Summary of Net Assets:
Capital stock and paid-in-capital	$281,635
Undistributed net investment income	497
Accumulated net realized gain	5,057
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(3,428)
Net assets	$283,761

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.72/$12.40
Shares outstanding	6,471
Net assets	$75,862
Class B: Net asset value per share	$11.49
Shares outstanding	192
Net assets	$2,208
Class C: Net asset value per share	$11.47
Shares outstanding	903
Net assets	$10,356
Class I: Net asset value per share	$11.74
Shares outstanding	117
Net assets	$1,377
Class R3: Net asset value per share	$11.69
Shares outstanding	40
Net assets	$465
Class R4: Net asset value per share	$11.73
Shares outstanding	43
Net assets	$508
Class R5: Net asset value per share	$11.75
Shares outstanding	56
Net assets	$659
Class Y: Net asset value per share	$11.74
Shares outstanding	16,387
Net assets	$192,326

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Equity Income Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$4,099
Interest	3
Less: Foreign tax withheld	(286)
Total investment income	3,816

Expenses:
Investment management fees	1,264
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	188
Class B	12
Class C	27
Class I	1
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	166
Class B	26
Class C	103
Class R3	2
Class R4	1
Custodian fees	23
Accounting services fees	29
Registration and filing fees	129
Board of Directors' fees	3
Audit fees	38
Other expenses	39
Total expenses (before waivers and fees paid indirectly)	2,053
Expense waivers	(222)
Transfer agent fee waivers	(4)
Commission recapture	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(227)
Total expenses, net	1,826
Net Investment Income	1,990
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	15,920
Net realized gain on foreign currency contracts	140
Net realized loss on other foreign currency transactions	(56)
Net Realized Gain on Investments and Foreign Currency Transactions	16,004
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(15,541)
Net unrealized appreciation of foreign currency contracts	24
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(29)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(15,546)
Net Gain on Investments and Foreign Currency Transactions	458
Net Increase in Net Assets Resulting from Operations	$2,448

The accompanying notes are an integral part of these financial statements.

10

Hartford Global Equity Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$1,990	$460
Net realized gain on investments and foreign currency transactions	16,004	11,708
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(15,546)	7,702
Net Increase in Net Assets Resulting from Operations	2,448	19,870
Distributions to Shareholders:
From net investment income
Class A	(459)	(887)
Class B	—	(31)
Class C	—	(103)
Class I	(13)	(17)
Class R3	(2)	(7)
Class R4	(4)	(7)
Class R5	(7)	(7)
Class Y	(1,312)	(538)
Total from net investment income	(1,797)	(1,597)
From net realized gain on investments
Class A	(5,062)	—
Class B	(255)	—
Class C	(846)	—
Class I	(53)	—
Class R3	(43)	—
Class R4	(36)	—
Class R5	(35)	—
Class Y	(334)	—
Total from net realized gain on investments	(6,664)	—
Total distributions	(8,461)	(1,597)
Capital Share Transactions:
Class A	17,463	793
Class B	(791)	(1,247)
Class C	497	(1,124)
Class I	339	136
Class R3	(36)	44
Class R4	78	14
Class R5	249	8
Class Y	193,120	(21,713)
Net increase (decrease) from capital share transactions	210,919	(23,089)
Net Increase (Decrease) in Net Assets	204,906	(4,816)
Net Assets:
Beginning of period	78,855	83,671
End of period	$283,761	$78,855
Undistributed (distributions in excess of) net investment income	$497	$190

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Equity Income Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for Hartford Global Equity Income Fund (the "Fund"), a series of the Company, are included in this report. Prior to May 30, 2014, the Fund was known as The Hartford Global Research Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and

12

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a

13

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each

14

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such

15

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$25	$—	$—	$—	$—	$25
Total	$—	$25	$—	$—	$—	$—	$25

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$140	$—	$—	$—	$—	$140
Total	$—	$140	$—	$—	$—	$—	$140

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:

Net change in unrealized appreciation of foreign currency contracts	$—	$24	$—	$—	$—	$—	$24
Total	$—	$24	$—	$—	$—	$—	$24

The derivatives held by the Fund as of October 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

16

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$3,215	$1,597
Long-Term Capital Gains ‡	5,246	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

17

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$3,988
Undistributed Long-Term Capital Gain	8,833
Accumulated Capital and Other Losses*	(7,249)
Unrealized Depreciation†	(3,446)
Total Accumulated Earnings	$2,126

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$114
Accumulated Net Realized Gain (Loss)	(114)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$887
2016	3,459
2017	169
2018	2,734
Total	$7,249

During the year ended October 31, 2014, the Fund utilized $2,628 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to

18

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered for the period May 30, 2014 through October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6900%
On next $5 billion	0.6850%
Over $10 billion	0.6700%

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered during the period November 1, 2013 through May 29, 2014.

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

19

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. From May 30, 2014 through October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 29, 2016 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.45%	1.15%	0.85%	0.80%

From November 1, 2013 through May 29, 2014, the investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.36%
Class B	2.12
Class C	2.11
Class I	1.10
Class R3	1.57
Class R4	1.26
Class R5	0.95
Class Y	0.80

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $501 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A

20

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class R3	68%	—	%*
Class R4	85	—	*
Class R5	67	—	*

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	66%

*	Percentage rounds to zero.

21

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$341,212	$—	$341,212
Sales Proceeds	140,689	—	140,689

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,956	486	(934)	1,508	836	88	(859)	65
Amount	$23,005	$5,333	$(10,875)	$17,463	$8,896	$859	$(8,962)	$793
Class B
Shares	11	21	(100)	(68)	6	3	(129)	(120)
Amount	$119	$230	$(1,140)	$(791)	$66	$28	$(1,341)	$(1,247)
Class C
Shares	145	73	(171)	47	49	10	(168)	(109)
Amount	$1,672	$776	$(1,951)	$497	$519	$95	$(1,738)	$(1,124)
Class I
Shares	98	4	(73)	29	69	1	(56)	14
Amount	$1,159	$48	$(868)	$339	$722	$14	$(600)	$136
Class R3
Shares	2	4	(9)	(3)	6	1	(3)	4
Amount	$20	$45	$(101)	$(36)	$64	$7	$(27)	$44
Class R4
Shares	6	4	(3)	7	—	1	—	1
Amount	$66	$40	$(28)	$78	$7	$7	$—	$14
Class R5
Shares	20	4	(3)	21	—	1	—	1
Amount	$235	$41	$(27)	$249	$1	$7	$—	$8
Class Y
Shares	16,614	142	(700)	16,056	257	55	(2,378)	(2,066)
Amount	$199,934	$1,646	$(8,460)	$193,120	$2,619	$538	$(24,870)	$(21,713)
Total
Shares	18,852	738	(1,993)	17,597	1,223	160	(3,593)	(2,210)
Amount	$226,210	$8,159	$(23,450)	$210,919	$12,894	$1,555	$(37,538)	$(23,089)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	28	$325
For the Year Ended October 31, 2013	38	$408

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

22

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

23

Hartford Global Equity Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$11.96	$0.13	$0.71	$0.84	$(0.08)	$(1.00)	$(1.08)	$11.72	7.66%	$75,862	1.57%	1.36%	1.08%
B	11.75	0.03	0.71	0.74	–	(1.00)	(1.00)	11.49	6.90	2,208	2.52	2.12	0.26
C	11.73	0.04	0.70	0.74	–	(1.00)	(1.00)	11.47	6.91	10,356	2.31	2.11	0.32
I	12.00	0.16	0.70	0.86	(0.12)	(1.00)	(1.12)	11.74	7.89	1,377	1.17	1.10	1.35
R3	11.92	0.10	0.70	0.80	(0.03)	(1.00)	(1.03)	11.69	7.41	465	1.77	1.57	0.81
R4	11.97	0.14	0.71	0.85	(0.09)	(1.00)	(1.09)	11.73	7.80	508	1.45	1.26	1.19
R5	12.01	0.18	0.71	0.89	(0.15)	(1.00)	(1.15)	11.75	8.12	659	1.13	0.95	1.53
Y	12.00	0.18	0.72	0.90	(0.16)	(1.00)	(1.16)	11.74	8.22	192,326	0.87	0.80	1.54

For the Year Ended October 31, 2013
A	$9.50	$0.07	$2.57	$2.64	$(0.18)	$–	$(0.18)	$11.96	28.25%	$59,361	1.73%	1.45%	0.65%
B	9.32	(0.01)	2.53	2.52	(0.09)	–	(0.09)	11.75	27.22	3,057	2.66	2.20	(0.07)
C	9.32	(0.01)	2.53	2.52	(0.11)	–	(0.11)	11.73	27.27	10,041	2.43	2.20	(0.09)
I	9.54	0.09	2.58	2.67	(0.21)	–	(0.21)	12.00	28.50	1,052	1.38	1.20	0.88
R3	9.47	0.05	2.57	2.62	(0.17)	–	(0.17)	11.92	28.03	517	1.85	1.65	0.43
R4	9.52	0.08	2.56	2.64	(0.19)	–	(0.19)	11.97	28.24	436	1.54	1.35	0.75
R5	9.54	0.11	2.58	2.69	(0.22)	–	(0.22)	12.01	28.75	416	1.23	1.05	1.05
Y	9.53	0.10	2.60	2.70	(0.23)	–	(0.23)	12.00	28.84	3,975	1.14	1.00	1.02

For the Year Ended October 31, 2012
A	$9.30	$0.07	$0.71	$0.78	$(0.02)	$(0.56)	$(0.58)	$9.50	9.52%	$46,551	1.78%	1.45%	0.82%
B	9.17	–	0.71	0.71	–	(0.56)	(0.56)	9.32	8.78	3,542	2.69	2.20	0.05
C	9.17	0.01	0.70	0.71	–	(0.56)	(0.56)	9.32	8.78	8,994	2.47	2.20	0.06
I	9.33	0.09	0.73	0.82	(0.05)	(0.56)	(0.61)	9.54	9.91	708	1.35	1.20	1.03
R3	9.26	0.06	0.71	0.77	–	(0.56)	(0.56)	9.47	9.38	371	1.86	1.65	0.63
R4	9.31	0.08	0.72	0.80	(0.03)	(0.56)	(0.59)	9.52	9.72	334	1.55	1.35	0.91
R5	9.33	0.11	0.72	0.83	(0.06)	(0.56)	(0.62)	9.54	10.04	322	1.24	1.05	1.21
Y	9.32	0.13	0.70	0.83	(0.06)	(0.56)	(0.62)	9.53	10.12	22,849	1.10	1.00	1.48

For the Year Ended October 31, 2011
A	$9.56	$0.06	$(0.27)	$(0.21)	$(0.05)	$–	$(0.05)	$9.30	(2.22)%	$44,414	1.74%	1.45%	0.58%
B	9.45	(0.02)	(0.26)	(0.28)	–	–	–	9.17	(2.96)	5,101	2.59	2.20	(0.17)
C	9.45	(0.02)	(0.26)	(0.28)	–	–	–	9.17	(2.96)	10,009	2.41	2.20	(0.17)
I	9.60	0.10	(0.28)	(0.18)	(0.09)	–	(0.09)	9.33	(1.93)	526	1.21	1.10	1.05
R3	9.53	0.04	(0.27)	(0.23)	(0.04)	–	(0.04)	9.26	(2.42)	294	1.81	1.65	0.38
R4	9.57	0.07	(0.27)	(0.20)	(0.06)	–	(0.06)	9.31	(2.09)	299	1.51	1.35	0.68
R5	9.59	0.10	(0.27)	(0.17)	(0.09)	–	(0.09)	9.33	(1.81)	292	1.20	1.05	0.98
Y	9.58	0.10	(0.26)	(0.16)	(0.10)	–	(0.10)	9.32	(1.77)	67,387	1.10	1.00	1.00

See Portfolio Turnover information on the next page.

24

Hartford Global Equity Income Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010
A	$8.01	$0.04	$1.52	$1.56	$(0.01)	$–	$(0.01)	$9.56	19.48%	$47,429	1.85%	1.48%	0.48%
B	7.97	(0.03)	1.51	1.48	–	–	–	9.45	18.57	7,209	2.72	2.24	(0.30)
C	7.97	(0.03)	1.51	1.48	–	–	–	9.45	18.57	12,910	2.52	2.23	(0.30)
I	8.02	0.07	1.53	1.60	(0.02)	–	(0.02)	9.60	20.00	517	1.26	1.12	0.87
R3	8.00	0.02	1.51	1.53	–	–	–	9.53	19.13	313	1.90	1.72	0.22
R4	8.01	0.04	1.52	1.56	–	–	–	9.57	19.48	299	1.60	1.45	0.49
R5	8.02	0.07	1.51	1.58	(0.01)	–	(0.01)	9.59	19.77	297	1.29	1.14	0.81
Y	8.01	0.07	1.52	1.59	(0.02)	–	(0.02)	9.58	19.92	47,067	1.21	1.07	0.91

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	90%
For the Year Ended October 31, 2013	100
For the Year Ended October 31, 2012	107
For the Year Ended October 31, 2011	102
For the Year Ended October 31, 2010	100

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Global Equity Income Fund (formerly The Hartford Global Research Fund) (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Equity Income Fund (formerly The Hartford Global Research Fund) of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

26

Hartford Global Equity Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

27

Hartford Global Equity Income Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

28

Hartford Global Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford Global Equity Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

30

Hartford Global Equity Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,006.00	$6.47	$1,000.00	$1,018.75	$6.51	1.28%	184	365
Class B	$1,000.00	$1,002.60	$10.26	$1,000.00	$1,014.96	$10.33	2.03	184	365
Class C	$1,000.00	$1,002.60	$10.25	$1,000.00	$1,014.97	$10.31	2.03	184	365
Class I	$1,000.00	$1,008.00	$5.06	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class R3	$1,000.00	$1,005.10	$7.48	$1,000.00	$1,017.74	$7.53	1.48	184	365
Class R4	$1,000.00	$1,006.60	$5.97	$1,000.00	$1,019.25	$6.01	1.18	184	365
Class R5	$1,000.00	$1,008.00	$4.43	$1,000.00	$1,020.79	$4.46	0.88	184	365
Class Y	$1,000.00	$1,009.30	$4.05	$1,000.00	$1,021.17	$4.08	0.80	184	365

31

Hartford Global Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Global Equity Income Fund (formerly The Hartford Global Research Fund) (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

32

Hartford Global Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board further noted recent changes to the Fund’s portfolio management team and principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

33

Hartford Global Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

34

Hartford Global Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford Global Equity Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

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This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GEI14 12/14 113980-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD GLOBAL REAL ASSET FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Global Real Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Real Asset Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

Performance Overview 5/28/10 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	Since Inception▲
Global Real Asset A#	-4.03%	0.33%
Global Real Asset A##	-9.31%	-0.94%
Global Real Asset C#	-4.72%	-0.40%
Global Real Asset C##	-5.67%	-0.40%
Global Real Asset I#	-3.76%	0.60%
Global Real Asset R3#	-4.20%	0.11%
Global Real Asset R4#	-3.91%	0.39%
Global Real Asset R5#	-3.72%	0.64%
Global Real Asset Y#	-3.58%	0.70%
Barclays U.S. TIPS 1-10 Year Index	0.60%	3.04%
Bloomberg Commodity Index Total Return	-5.94%	-1.34%
Global Real Asset Fund Blended Index	-2.63%	3.01%
MSCI All Country World Commodity Producers Index	-4.45%	3.10%
MSCI All Country World Energy Index	-0.90%	8.11%
MSCI All Country World Metals & Mining Index	-13.52%	-6.81%
S&P Goldman Sachs Commodity Index	-12.01%	1.06%

▲	Inception: 05/28/2010
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Bloomberg Commodity Index Total Return (formerly Dow Jones UBS Commodities Index) is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Global Real Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC (HFMC) and represents the weighted return of 55% MSCI All Country World Commodity Producers Index, 35% Barclays U.S. TIPS 1-10 Year Index and 10% Bloomberg Commodity Index Total Return.

MSCI All Country World Commodity Producers Index is a free float-adjusted market capitalization index that is designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

MSCI All Country World Energy Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the energy sector.

MSCI All Country World Metals & Mining Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the metals and mining industry.

S&P Goldman Sachs Commodity Index is a measure of general commodity price movements and inflation in the world economy.

The Fund has changed its equity benchmark from the MSCI All Country World Energy Index and MSCI All Country World Metals & Mining Index to the MSCI All Country World Commodity Producers Index. HFMC believes that the MSCI All Country World Commodity Producers Index better reflects the equity component of the Fund’s investment strategy. The Fund has changed its commodity benchmark from the S&P Goldman Sachs Commodity Index to the Dow Jones UBS Commodities Index. HFMC believes that the Dow Jones UBS Commodities Index better reflects the commodity component of the Fund’s investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Real Asset Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Global Real Asset Class A	1.37%	1.54%
Global Real Asset Class C	2.12%	2.26%
Global Real Asset Class I	1.12%	1.21%
Global Real Asset Class R3	1.62%	1.88%
Global Real Asset Class R4	1.32%	1.52%
Global Real Asset Class R5	1.07%	1.22%
Global Real Asset Class Y	1.02%	1.11%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until October 31, 2015. Other contractual waivers/reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Scott M. Elliott	Brian M. Garvey	Jay Bhutani	Lindsay T. Politi
Senior Vice President and Asset Allocation Portfolio Manager	Vice President and Asset Allocation Portfolio Manager	Director and Natural Resources Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Real Asset Fund returned -4.03%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s custom benchmark* (55% MSCI All Country World Commodity Producers Index, 35% Barclays U.S. TIPS 1–10 Year Index, and 10% Bloomberg Commodity Index Total Return, formerly known as the Dow Jones UBS Commodities Index), which returned -2.63% for the same period. The Fund underperformed the 5.48% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. For the period, the MSCI All Country World Commodity Producers Index returned -4.45%, the Barclays U.S. TIPS 1–10 Year Index returned 0.60%, and the Bloomberg Commodity Index Total Return returned -5.94%

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks. Natural resource equities struggled during the period, as energy stocks were challenged in a weakened crude oil price environment towards the latter part of the period, coupled with a continued slowdown in commodities driven in part by slower growth in China. As a result, weak results from both energy companies and metals and mining related companies weighed on returns for global natural resource equities broadly.

Commodities returned -5.94% during the period as represented by Bloomberg Commodity Index Total Return. Industrial metals were the only one of the four commodity sectors to post positive returns. Agriculture and livestock, precious metals commodities, particularly silver and gold, and energy commodities, particularly heating and crude oil, posted negative returns during the period.

Treasury Inflation Protected Securities (TIPS) returns were positive for the twelve months ended October 31, 2014, though TIPS returned less than nominal Treasuries of similar durations. The TIPS curve flattened during the period; consequently, longer dated maturities outperformed shorter maturities. Breakeven inflation rates, which can be regarded as a proxy for the market’s inflation expectations, rose during the early part of the period before falling sharply in the 3rd quarter of 2014 as a strengthening U.S. dollar and falling energy prices weighed on inflation.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. In aggregate, security selection was a headwind for the Fund’s performance during this period. Security selection was weakest in the energy and global gas opportunities sub-portfolios; this was

3

The Hartford Global Real Asset Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

partially offset by stronger selection within metals & mining and commodities. The team’s allocation decisions added value during this period. Our out-of-custom benchmark allocation to inflation-sensitive infrastructure equities, along with underweights to energy and metals & mining equities were additive. An underweight allocation to the portfolio’s safety asset (TIPS) and out-of-custom benchmark allocations to precious metals equities and inflation opportunities proved to be drags on the portfolio.

The commodities sub-portfolio outperformed its custom benchmark due to strong selection within agriculture and livestock as well as precious metals and an underweight to energy. Our marginal cash position within the portfolio also helped. This positive performance was partially offset by weak selection within energy and industrial metals.

Commodities exposure is gained through derivatives, primarily total return swaps and futures. As described above, these derivatives contributed positively to performance relative to the custom benchmark.

What is the outlook?

Our outlook remains constructive as we view this recent market drawdown as a temporary setback towards the manager’s assumption of continued but measured economic healing led by the U.S. along with a continuation of accommodative monetary policy globally. Valuations once again look to us to be quite compelling as a result of the selloff. Using a price-to-marginal cost framework, we believe commodity valuations have reached the most attractive level since June 2009. We will look to opportunistically add to favored asset classes within the Fund.

We ended the period underweight TIPS and overweight commodities and inflation sensitive equities.

* Until February 28, 2014, the custom benchmark consisted of 33% MSCI All Country World Energy Index, 16.5% MSCI All Country World Metals and Mining Index, 5.5% MSCI All Country World Agriculture/Chemicals and Forest, Paper, and Products Index, 35% Barclays U.S. TIPS 1–10 Year Index, and 10% S&P Goldman Sachs Commodity Index (2.5% Precious metals, 2.5% Industry metals, 2.5% Energy, 2.5% Agriculture and Livestock).

4

The Hartford Global Real Asset Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Credit Exposure
as of October 31, 2014
Credit Rating *	Percentage of Net Assets
Aa/ AA	16.3%
A	1.2
Baa/ BBB	2.0
Not Rated	1.7
Non-Debt Securities and Other Short-Term Instruments	79.1
Other Assets and Liabilities	(0.3)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	0.4%
Consumer Staples	2.0
Energy	32.1
Financials	1.8
Health Care	0.1
Industrials	2.5
Information Technology	0.5
Materials	16.2
Services	0.5
Utilities	4.8
Total	60.9%
Foreign Government Obligations	5.0%
Purchased Options	0.0
U.S. Government Securities	16.2
Short-Term Investments	18.2
Other Assets and Liabilities	(0.3)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Diversification by Country

as of October 31, 2014

Percentage of
Country	Net Assets
Australia	3.2%
Austria	0.1
Belgium	0.6
Brazil	3.1
Canada	6.6
Cayman Islands	0.1
Chile	0.0
China	1.8
Colombia	0.0
Egypt	0.0
France	1.8
Germany	0.3
Hong Kong	1.4
India	0.2
Indonesia	0.0
Ireland	0.0
Israel	1.0
Italy	1.6
Japan	2.7
Jersey	0.8
Luxembourg	0.3
Mauritius	0.0
Mexico	1.4
Netherlands	2.7
Norway	0.8
Papua New Guinea	0.0
Peru	0.1
Philippines	0.0
Poland	0.1
Portugal	0.5
Russia	0.9
Singapore	0.2
South Africa	1.0
South Korea	0.8
Spain	0.2
Sweden	0.4
Switzerland	0.7
Taiwan	0.2
Thailand	0.4
Turkey	0.8
United Kingdom	6.9
Zambia	0.0
United States	38.4
Short-Term Investments	18.2
Purchased Options	0.0
Other Assets and Liabilities	(0.3)
Total	100.0%

5

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 60.6%
	Automobiles and Components - 0.1%
15	Toyoda Gosei Co., Ltd.	$282

	Banks - 0.5%
10	Banca Popolare dell-Emilia Romagna Scrl ●	78
95	Banco Espirito Santo S.A. ⌂●†	2
13	Dah Sing Financial Group	82
34	HSBC Holdings plc	350
8	KB Financial Group, Inc.	322
59	Mitsubishi UFJ Financial Group, Inc.	343
18	Standard Chartered plc	265
8	Sumitomo Mitsui Financial Group, Inc.	335
33	UniCredit S.p.A.	238
		2,015
	Capital Goods - 1.9%
90	Beijing Enterprises Holdings Ltd.	738
15	Caterpillar, Inc.	1,534
2	CNH Industrial N.V.	16
7	Compagnie De Saint-Gobain	320
67	Cosco Corp. Singapore Ltd.	31
—	Cummins, Inc.	20
2	Deere & Co.	173
10	Hino Motors Ltd.	145
—	Hitachi Construction Machine Co., Ltd.	7
45	Japan Steel Works Ltd.	161
3	John Bean Technologies Corp.	79
102	KBR, Inc.	1,944
1	Komatsu Ltd.	28
34	Kubota Corp.	543
1	Man AG	91
2	PACCAR, Inc.	137
27	Sembcorp Marine Ltd.	77
38	Vallourec S.A.	1,380
14	Vinci S.A.	776
17	Yangzigiang Shipbuilding Holdings Ltd.	15
		8,215
	Commercial and Professional Services - 0.1%
5	Ceres Global AG Corp. ●	27
5	Ceres Global AG Corp. Rights	2
5	En-Japan, Inc.	86
51	Hays plc	100
8	USG People N.V.	78
		293
	Diversified Financials - 0.3%
8	Groupe Bruxelles Lambert S.A.	702
4	Julius Baer Group Ltd.	172
6	Pico Holdings, Inc. ●	139
15	UBS AG	264
23	Uranium Participation Corp. ●	101
		1,378
	Energy - 32.1%
34	Anadarko Petroleum Corp.	3,139
19	Antero Resources Corp. ●	993
32	Apache Corp.	2,478
19	Baker Hughes, Inc.	1,003
1	Baytex Energy Corp.	19
1,690	Beach Energy Ltd.	1,748
367	BG Group plc	6,113
509	BP plc	3,661
6	BP plc ADR	281
531	Buru Energy Ltd. ●	320
104	Cabot Oil & Gas Corp.	3,220
2	Cameco Corp.	36
66	Canacol Energy Ltd. ●	227
3	Canadian Natural Resources Ltd. ADR	103
2	Cenovus Energy, Inc.	50
3	Chesapeake Energy Corp.	65
58	Chevron Corp.	6,920
930	China Petroleum & Chemical Corp. Class H	807
3,886	China Suntien Green Energy	1,032
15	Cimarex Energy Co.	1,747
90	Cobalt International Energy, Inc. ●	1,055
—	Concho Resources, Inc. ●	37
81	ConocoPhillips Holding Co.	5,854
43	Consol Energy, Inc.	1,565
2	Denbury Resources, Inc.	21
1	Devon Energy Corp.	72
—	Diamond Offshore Drilling, Inc.	17
19	Diamondback Energy, Inc. ●	1,309
554	DNO International ASA ●	1,341
47	Eclipse Resources Corp. ●	620
24	Enbridge Energy Management	857
143	Enbridge, Inc.	6,781
19	EnCana Corp.	361
32	Energen Corp.	2,151
40	Energy Resources of Australia Ltd. ●	46
200	Eni S.p.A.	4,265
3	Eni S.p.A. ADR	132
1	Ensco plc	32
44	EOG Resources, Inc.	4,219
6	EQT Corp.	600
148	Exxon Mobil Corp.	14,272
144	Galp Energia SGPS S.A.	2,086
17	Golar Ltd.	974
21	Halliburton Co.	1,156
449	Harum Energy Tbk PT	59
1	Hess Corp.	67
1,220	Hilong Holdings Ltd.	396
1	HollyFrontier Corp.	28
2	Husky Energy, Inc.	45
61	Imperial Oil Ltd.	2,900
55	Indo Tambangraya Megah PT	96
31	Inpex Corp.	395
10	Interoil Corp. ●	575
8	Japan Petroleum Exploration Co., Ltd.	275
7	Keyera Corp.	542
29	Kinder Morgan, Inc.	1,130
428	Kunlun Energy Co., Ltd.	568
35	Laredo Petroleum, Inc. ●	655
20	Legacy Oil + Gas, Inc. ●	81
4	Lukoil ADR	211
85	Lundin Petroleum Ab ●	1,205
481	Madalena Energy, Inc. ●	134
3	Marathon Oil Corp.	92
1	Marathon Petroleum Corp.	81
1	Murphy Oil Corp.	51
—	Murphy USA, Inc. ●	21
2	Nabors Industries Ltd.	35
1	National Oilwell Varco, Inc.	65
1	Noble Corp. plc	17
1	Noble Energy, Inc.	63

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 60.6% - (continued)
	Energy - 32.1% - (continued)
—	NOW, Inc. ●	$6
311	OAO Gazprom Class S ADR	2,064
182	OAO Rosneft Oil Co. GDR §	1,015
2	Occidental Petroleum Corp.	201
239	Oil Search Ltd.	1,835
609	Ophilr Energy plc ●	1,810
1	Pacific Rubiales Energy Corp.	16
10	Painted Pony Petroleum Ltd. ●	99
—	Paragon Offshore plc ●	1
40	Paramount Resources Ltd. ●	1,681
2	Pembina Pipeline Corp.	79
1,450	PetroChina Co., Ltd.	1,815
324	Petroleo Brasileiro S.A. ADR	3,890
1	Phillips 66	113
12	Pioneer Natural Resources Co.	2,197
16	Prairiesky Royalty Ltd.	506
1	QEP Resources, Inc.	26
16	Range Resources Corp.	1,077
12	Rice Energy, Inc. ●	327
312	Royal Dutch Shell plc	11,163
9	Royal Dutch Shell plc ADR	650
3	Schlumberger Ltd.	341
2	Seadrill Ltd.	44
11	Seven Generations Energy Ltd. ●☼	228
—	Seventy Seven Energy, Inc. ●	3
55	Southwestern Energy Co. ●	1,794
2	Spectra Energy Corp.	65
4	Statoilhydro ASA ADR	89
41	Storm Resources Ltd. ●	183
5	Suncor Energy, Inc.	169
34	Talisman Energy, Inc.	220
9	Targa Resources Corp.	1,219
30	Technip S.A.	2,154
1	Tenaris S.A. ADR	50
21	Total S.A.	1,230
5	Total S.A. ADR	323
20	Transcanada Corp.	984
1	Transocean, Inc.	31
97	Trican Well Service Ltd.	868
22	Trilogy Energy Corp.	345
175	Tullow Oil plc	1,365
1	Valero Energy Corp.	68
1	Vermilion Energy, Inc.	66
2	Weatherford International plc ●	40
20	Whiting Petroleum Corp. ●	1,204
		137,226
	Food and Staples Retailing - 0.0%
3	Andersons (The), Inc.	166

	Food, Beverage and Tobacco - 2.0%
19	Adecoagro S.A. ●	172
5	Anheuser-Busch InBev N.V. ADR	532
48	Archer-Daniels-Midland Co.	2,240
17	BRF Brasil Foods S.A. ADR	433
6	BRF S.A.	151
9	Bunge Ltd. Finance Corp.	836
214	Charoen Pokphand Foods Ltd.	205
82	China Agri-Industries Holdings	31
176	China Foods Ltd. ●	66
217	China Modern Dairy Holdings Ltd. ●	96
20	Cosan Ltd.	215
10	Dean Foods Co.	149
377	Golden Agri Resources Ltd.	153
8	GrainCorp Ltd.	62
5	Ingredion, Inc.	393
2	Kraft Foods Group, Inc.	137
5	Limoneira Co.	140
7	McLeod Russel India Ltd.	31
2	MHP S.A. §	21
36	Minerva S.A. ●	186
1	Monster Beverage Corp. ●	60
8	New Britain Palm Oil Ltd.	82
13	PureCircle Ltd. ●	120
2	S&W Seed Co. ●	6
12	SLC Agricola S.A.	80
8	Suedzucker AG	116
16	Tate & Lyle plc	155
58	Treasury Wine Estates Ltd.	238
10	Tyson Foods, Inc. Class A	405
331	Wilmar International Ltd.	825
60	Zambeef Products plc ●	16
		8,352
	Insurance - 0.4%
19	Dai-ichi Life Insurance Co., Ltd.	283
9	Delta Lloyd N.V.	209
18	Hanwha Life Insurance Co., Ltd. ●	141
17	QBE Insurance Group Ltd.	174
526	Shin Kong Financial Holding Co., Ltd.	160
28	Storebrand ASA ●	145
28	T&D Holdings, Inc.	362
8	Tongyang Life Insurance	90
		1,564
	Materials - 16.2%
9	African Barrick Gold Ltd.	29
6	African Rainbow Minerals Ltd. ☼	79
14	Agnico Eagle Mines Ltd.	323
12	Agrium, Inc.	1,179
16	Aichi Steel Corp.	58
15	Alacer Gold Corp.	25
8	Alamos Gold, Inc.	62
76	Alcoa, Inc.	1,275
5	Alexco Resource ●	3
2	Allegheny Technologies, Inc.	72
5	Allied Nevada Gold Corp. ●	8
145	Alumina Ltd. ●☼	209
115	Aluminum Corp. of China Ltd. ●	51
12	Anglo American Platinum Ltd. ●	372
106	Anglo American plc	2,235
24	AngloGold Ltd. ADR	196
22	Antofagasta plc	244
222	Aquarius Platinum Ltd. ●	59
53	ArcelorMittal	691
31	ArcelorMittal ADR	408
5	ArcelorMittal South Africa Ltd. ●☼	15
9	Argonaut Gold, Inc. ●	18
1	Asahi Holdings, Inc.	22
7	Asanko Gold, Inc. ●	11
2	Assore Ltd. ☼	41
15	AuRico Gold, Inc.	47
18	Avocet Mining plc ●	1

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 60.6% - (continued)
	Materials - 16.2% - (continued)
50	B2Gold Corp. ●	$83
19	Banro Corp. ●	3
94	Barrick Gold Corp.	1,121
47	Beadell Resources Ltd. ●	10
14	Belo Sun Mining Corp. ●	2
178	BHP Billiton Ltd. ☼	5,325
17	BHP Billiton Ltd. ADR	1,036
114	BHP Billiton plc	2,936
16	BHP Billiton plc ADR	833
15	Boliden Ab	245
13	Bradespar S.A.	88
17	Buzzi Unicem S.p.A.	228
4	Capital S.A.	39
70	Centamin plc	57
36	Centerra Gold, Inc.	141
4	CF Industries Holdings, Inc.	1,083
9	China Gold International Resources Corp. ●	17
210	China Precious Metal Resources Holdings Co., Ltd. ●	22
655	China Steel Corp.	565
3	Cliff's Natural Resources, Inc.	38
4	CNK International Co., Ltd. ⌂●†	5
6	Coeur Mining, Inc. ●	22
—	Colossus Minerals, Inc. ●†	—
42	Companhia Sider·rgica Nacional	140
12	Compania De Minas Buenaventur ADR	113
5	Continental Gold Ltd. ●	8
9	CRH plc	195
16	Daido Steel Co., Ltd. ☼	62
8	Detour Gold Corp. ●	46
6	Dominion Diamond Corp. ●	79
41	DRDGOLD Ltd. ●	11
7	Dundee Precious Metals, Inc. ●	20
5	EcoSynthetix, Inc. ●	7
94	Eldorado Gold Corp.	512
7	Endeavor Silver Corp. ●	23
32	Endeavour Mining Corp. ●	14
86	Eregli Demir ve Celik Fabrikalari T.A.S.	179
9	Feng Hsin Iron & Steel Co.	12
8	First Majestic Silver Corp. ●	40
39	First Quantum Minerals Ltd.	592
82	Fortescue Metals Group Ltd. ☼	254
8	Fortuna Silver Mines, Inc. ●	27
57	Fosun International	67
10	Franco-Nevada Corp.	470
71	Freeport-McMoRan, Inc.	2,017
12	Fresnillo plc	138
9	Fujimi, Inc.	118
17	Gabriel Resources Ltd. ●	10
9	Gem Diamonds Ltd. ●	22
51	Gerdau S.A.	228
559	Glencore plc	2,870
50	Gold Fields Ltd.	162
2	Gold Resource Corp.	8
54	Goldcorp, Inc.	1,019
18	Golden Star Resources Ltd. ●	5
4,659	G-Resources Group Ltd. ●	114
225	Grupo Mexico S.A.B. de C.V.	775
26	Gryphon Minerals Ltd. ●	2
7	Guyana Goldfields, Inc. ●	15
27	Harmony Gold Mining Co., Ltd. ●	44
22	Hecla Mining Co.	48
15	Highland Gold Mining Ltd.	9
56	Hindalco Industries Ltd.	149
17	Hitachi Chemical Co., Ltd.	307
10	Hitachi Metals Ltd. ☼	177
12	Hochschild Mining plc ●	19
2	Holcim Ltd.	175
6	Holmen AB Class B	184
1	Hyundai Hysco	33
4	Hyundai Steel Co.	251
25	IAMGOLD Corp. ●	47
26	Iluka Resources Ltd. ☼	166
73	Impala Platinum Holdings Ltd. ●	535
10	Industrias CH S.A. ●	52
9	Industrias Penoles S.A.B. de C.V.	214
3	International Paper Co.	157
23	Israel Chemicals Ltd.	157
—	Israel Corp., Ltd. ●	113
3	Jastrzebska Spolka Weglowa S.A. ●	22
28	JFE Holdings, Inc. ☼	559
80	Jiangxi Copper Co., Ltd.	142
21	Jindal Steel & Power Ltd.	55
18	JSR Corp.	326
3	JSW Steel Ltd.	71
6	K&S AG	175
8	KGHM Polska Miedz S.A.	310
11	Kingsgate Consolidated Ltd. ●	7
20	Kingsrose Mining Ltd. ●	6
188	Kinross Gold Corp. ●	405
147	Kobe Steel Ltd. ☼	233
—	Korea Zinc Co., Ltd.	180
3	Koza Altin Isletmeleri A.S.	22
5	Kumba Iron Ore Ltd. ☼	119
3	Lafarge S.A.	176
827	Lepanto Consolidated Mining Co. ●	6
39	LionGold Corp. Ltd. ●	1
95	Lonmin plc ●	268
3	MAG Silver Corp. ●	17
7	Maruichi Steel Tube Ltd. ☼	173
11	McEwen Mining, Inc. ●	14
6	MeadWestvaco Corp.	258
11	Medusa Mining Ltd. ●	6
16	Metalurgica Gerdau S.A.	87
7	Midas Gold Corp. ●	3
36	Minera Frisco S.A.B. de C.V. ●	64
62	Mitsubishi Materials Corp. ☼	193
100	Mitsui Chemicals, Inc.	290
16	MMC Norilsk Nickel OJSC ADR	296
7,140	Mongolian Mining Corp. ●	635
25	Monsanto Co.	2,892
18	Mosaic Co.	785
5	Neturen Co., Ltd.	36
12	Nevsun Resources Ltd.	42
32	New Gold, Inc. ●	118
52	Newcrest Mining Ltd. ●	423
42	Newmont Mining Corp.	788
10	NGEx Resources, Inc. ●	12
418	Nippon Steel & Sumitomo Metal Corp. ☼	1,103
5	Nitto Denko Corp.	276

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 60.6% - (continued)
	Materials - 16.2% - (continued)
54	Norsk Hydro ASA	$303
14	North American Palladium Ltd. ●	2
20	Northern Platinum Ltd. ●	63
21	Northern Star Resources Ltd.	21
15	NovaGold Resources, Inc. ●	36
3	Novolipetsk Steel §	41
22	Nucor Corp.	1,175
20	OceanaGold Corp. ●	33
19	Oji Holdings Corp.	67
3	Osisko Gold Royalties Ltd. ●	37
5	OZ Minerals Ltd. ☼	16
86	Pan African Resources plc	16
11	Pan American Silver Corp.	100
10	Paramount Gold & Silver Corp. ●	6
31	Perseus Mining Ltd. ●	8
25	Petra Diamonds Ltd. ●	65
12	Petropavlovsk plc ●	4
4	Posco Ltd.	1,097
42	Potash Corp. of Saskatchewan, Inc.	1,420
9	Premier Gold Mines Ltd. ●	14
5	Pretium Resources, Inc. ●	22
5	Primero Mining Corp. ●	18
513	PTT Chemical Public Co., Ltd.	974
6	Randgold Resources Ltd.	348
21	Regis Resources Ltd. ●	25
225	Resolute Mining Ltd. ●	63
25	Rio Tinto Ltd. ☼	1,315
70	Rio Tinto plc	3,312
21	Rio Tinto plc ADR	993
7	Royal Bafokeng Platinum Ltd. ●	37
4	Royal Gold, Inc.	234
17	Rubicon Minerals Corp. ●	14
7	Salzgitter AG	222
24	San Gold Corp. ●	1
4	Sandstorm Gold Ltd. ●	10
2	Seabridge Gold, Inc. ●	14
18	Semafo, Inc. ●	44
55	Sesa Sterlite Ltd.	231
8	Severstal GDR §	86
150	Shougang Fushan Resources Group Ltd.	34
49	Sibanye Gold Ltd.	92
22	Silver Lake Resources Ltd. ●	5
6	Silver Standard Resources, Inc. ●	24
24	Silver Wheaton Corp.	419
11	Silvercorp Metals, Inc.	13
3	Sims Metal Management Ltd. ☼	34
8	Southern Copper Corp.	244
3	SSAB AB ●	24
32	St. Barbara Ltd. ●	3
7	Stillwater Mining Co. ●	92
51	Sumitomo Bakelite Co., Ltd.	201
29	Sumitomo Metal Mining Co., Ltd. ☼	407
6	Syngenta AG	1,769
6	Tahoe Resources, Inc. ●	101
6	Tanzanian Royalty Exploration Corp. ●	7
18	Tata Steel Ltd.	146
37	Teck Cominco Ltd. Class B	585
21	ThyssenKrupp AG ●	505
7	Timmins Gold Corp. ●	7
26	Tokyo Steel Manufacturing Co., Ltd.	141
40	Torex Gold Resources, Inc. ●	43
26	Turquoise Hill Resources Ltd. ●	87
32	Umicore S.A.	1,245
4	United States Steel Corp.	169
21	Usinas Siderurgicas De Minas Gerais S.A. ●	49
210	Vale S.A.	1,928
6	Vedanta Resources plc	80
—	Veritiv Corp. ●	3
6	Voestalpine AG	250
58	Yamana Gold, Inc.	233
8	Yamato Kogyo Co. ☼	271
16	Yara International ASA	732
14	Yodogawa Steel Works Ltd.	55
56	Zhaojin Mining Industry Co., Ltd.	30
394	Zijin Mining Group Co., Ltd.	101
		69,053
	Media - 0.2%
17	Comcast Corp. Class A	952

	Pharmaceuticals, Biotechnology and Life Sciences - 0.1%
3	Evogene Ltd. ●	33
9	Genus plc	177
1	Ouro Fino Saude Animal Participacoes S.A. ●	12
9	Zoetis, Inc.	338
		560
	Real Estate - 0.3%
22	Equity Lifestyle Properties, Inc. REIT	1,090

	Retailing - 0.1%
7	Adastria Holdings Co., Ltd.	156
—	CST Brands, Inc.	10
1	Shimamura Co., Ltd.	123
9	XEBIO Co., Ltd.	133
		422
	Semiconductors and Semiconductor Equipment - 0.4%
20	First Solar, Inc. ●	1,160
59	SCREEN Holdings Co., Ltd.	322
34	Shinko Electric Industries Co., Ltd.	198
10	Tokyo Seimitsu Co., Ltd.	169
		1,849
	Software and Services - 0.1%
51	Fujitsu Ltd.	310
4	Itochu Techno-Solutions Corp.	155
		465
	Telecommunication Services - 0.5%
10	Korea Telecom Corp.	305
56	NTT DoCoMo, Inc.	940
42	Telenor ASA	935
		2,180
	Transportation - 0.5%
16	Canadian National Railway Co.	1,116
1	Flughafen Zuerich AG	608
4	Hamburger Hafen und Logistik	97
50	PostNL ●	214
142	Qantas Airways Ltd. ●	212
		2,247
	Utilities - 4.8%
149	Cheung Kong Infrastructure Holdings Ltd.	1,088
875	China Longyuan Power Group Corp.	933

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Common Stocks - 60.6% - (continued)
		Utilities - 4.8% - (continued)
	119	China Resources Gas Group LT	$340
	26	Cia de Saneamento Basico do Estado de Sao Paulo	203
	359	Enel Green Power S.p.A.	882
	192	ENN Energy Holdings Ltd.	1,249
	14	GDF Suez	349
	954	Guangdong Investment Ltd.	1,255
	201	Hong Kong & China Gas Co., Ltd.	469
	16	Korea Electric Power Corp.	687
	95	National Grid plc	1,403
	12	NextEra Energy, Inc.	1,214
	58	NTPC Ltd.	143
	138	Osaka Gas Co., Ltd.	551
	18	PG&E Corp.	928
	90	Power Assets Holdings Ltd.	864
	11	Red Electrica Corporacion S.A.	930
	30	Severn Trent plc	950
	159	Snam S.p.A.	858
	36	SSE plc	915
	61	Suez Environment S.A.	1,035
	681	Towngas China Co., Ltd.	715
	40	UGI Corp.	1,506
	17	Wisconsin Energy Corp.	834
			20,301
		Total Common Stocks
		(Cost $281,324)	$258,610

Preferred Stocks - 0.0%
		Utilities - 0.0%
	17	Cia Paranaense de Energie	$233

		Total Preferred Stocks
		(Cost $264)	$233

Warrants - 0.0%
		Materials - 0.0%
	14	Shandong Denghai ⌂	$74

		Total Warrants
		(Cost $41)	$74

Exchange Traded Funds - 0.3%
		Other Investment Pools and Funds - 0.3%
	77	Market Vectors Gold Miners ETF	$1,319
	1	Platinum Trust ETF ●	96

		Total Exchange Traded Funds
		(Cost $1,700)	$1,415

Foreign Government Obligations - 5.0%
		Brazil - 1.3%
		Brazil (Federative Republic of)
BRL	13,450	6.00%, 08/15/2016 - 08/15/2030 ◄	5,492
			$5,492
		Israel - 0.9%
		Israel (State of)
ILS	4,746	1.00%, 05/30/2017 ◄	1,292
ILS	8,278	2.75%, 09/30/2022 - 08/30/2041 ◄	2,734
			4,026
		Mexico - 1.2%
		Mexico (United Mexican States)
MXN	18,809	2.00%, 06/09/2022 ◄	1,373
MXN	29,181	4.00%, 11/15/2040 ◄	2,375
MXN	14,815	5.00%, 06/16/2016 ◄	1,189
			4,937
		South Africa - 0.6%
		South Africa (Republic of)
ZAR	9,552	2.75%, 01/31/2022 ◄	937
ZAR	12,486	3.45%, 12/07/2033 ◄	1,439
			2,376
		South Korea - 0.1%
		Korea (Republic of)
KRW	575,980	1.13%, 06/10/2023 ◄	523

		Thailand - 0.2%
		Thailand (Kingdom of)
THB	22,793	1.20%, 07/14/2021 ◄§	673

		Turkey - 0.7%
		Turkey (Republic of)
TRY	6,622	2.80%, 11/08/2023 ◄	3,216

		Total Foreign Government Obligations
		(Cost $21,480)	$21,243

U.S. Government Securities - 16.2%
U.S. Treasury Securities - 16.2%
		U.S. Treasury Bonds - 0.2%
	$450	2.38%, 01/15/2027 ◄	$639

		U.S. Treasury Notes - 16.0%
	37,957	0.13%, 04/15/2016 - 07/15/2024 ◄‡	39,365
	3,300	0.38%, 07/15/2023 ◄	3,374
	8,419	0.63%, 07/15/2021 - 01/15/2024 ◄╦Ø	8,926
	2,034	1.13%, 01/15/2021 ◄	2,336
	1,529	1.25%, 07/15/2020 ◄	1,780
	3,823	1.38%, 01/15/2020 ◄	4,492
	305	1.63%, 01/15/2018 ◄	369
	3,500	1.88%, 07/15/2019 ◄	4,270
	455	2.13%, 01/15/2019 ◄	552
	2,375	2.38%, 01/15/2017 ◄	2,992
			68,456
			69,095
		Total U.S. Government Securities
		(Cost $69,669)	$69,095

		Total Long-Term Investments Excluding Purchased Options
		(Cost $374,478)	$350,670

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Short-Term Investments - 18.2%
Repurchase Agreements - 18.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $222, collateralized by U.S. Treasury Note 1.50%, 2019, value of $226)
$222	0.08%, 10/31/2014	$222
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $3,775, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $3,851)
3,775	0.09%, 10/31/2014	3,775
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,014, collateralized by U.S. Treasury Bond
2.88% - 5.25%, 2029 - 2043, U.S. Treasury
Note 0.38% - 4.50%, 2015 - 2022, value of
	$1,035)
1,014	0.08%, 10/31/2014	1,014
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$3,438, collateralized by FHLMC 2.00% -
5.50%, 2022 - 2034, FNMA 2.00% - 4.50%,
2024 - 2039, GNMA 3.00%, 2043, U.S.
	Treasury Note 4.63%, 2017, value of $3,507)
3,438	0.10%, 10/31/2014	3,438
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$12,956, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$13,215)
12,956	0.08%, 10/31/2014	12,956
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $14,892, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$15,189)
14,892	0.09%, 10/31/2014	14,892
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $860, collateralized by U.S. Treasury Note 0.88%, 2017, value of $877)
860	0.13%, 10/31/2014	860
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,265, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$1,291)
1,265	0.07%, 10/31/2014	1,265
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$13,331, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note
	1.38% - 4.25%, 2015 - 2022, value of $13,597)
13,331	0.08%, 10/31/2014	13,331

TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$25,833, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75%
	- 2.88%, 2018 - 2019, value of $26,349)
25,832	0.10%, 10/31/2014		25,832
			77,585
	Total Short-Term Investments
	(Cost $77,585)		$77,585

	Total Investments Excluding Purchased Options
	(Cost $452,063)	100.3%	$428,255
	Total Purchased Options
	(Cost $74)	—%	57
	Total Investments
	(Cost $452,137) ▲	100.3%	$428,312
	Other Assets and Liabilities	(0.3)%	(1,384)
	Total Net Assets	100.0%	$426,928

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real Asset Fund, Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2014, the Fund invested 21.0% of its total assets in the Subsidiary.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $465,125 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,185
Unrealized Depreciation	(44,998)
Net Unrealized Depreciation	$(36,813)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $7, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $1,836, which represents 0.4% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2014 - 06/2014	95	Banco Espirito Santo S.A.	$105
01/2013 - 05/2013	4	CNK International Co., Ltd.	20
09/2012	14	Shandong Denghai Warrants	41

At October 31, 2014, the aggregate value of these securities was $81, which rounds to zero percent of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $622 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Ø	This security, or a portion of this security, has been pledged as collateral in connection with exchange traded option and/or swaption contracts.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
Futures contracts	$5,688	$–
Total	$5,688	$–

Exchange Traded Option Contracts Outstanding at October 31, 2014

Description	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased option contracts:
Calls
Brent Crude Oil Option	CO	120.00 USD	11/11/14	USD	9	$–	$9	$(9)
Natural Gas Future Option	CO	4.50 USD	01/28/15	USD	28	48	48	–
Platinum Future Option	CO	1,350.00 USD	12/18/14	USD	8	1	8	(7)
Total Calls					45	$49	$65	$(16)
Puts
Soybean Meal Future Option	CO	350.00 USD	11/24/14	USD	20	$8	$9	$(1)

Total purchased option contracts					65	$57	$74	$(17)
Written option contracts:
Calls
Natural Gas Future Option	CO	5.00 USD	01/28/15	USD	28	$29	$26	$(3)

Puts
Gold Option	CO	1,100.00 USD	05/26/15	USD	4	$13	$13	$–

Total written option contracts					32	$42	$39	$(3)

* The number of contracts does not omit 000's.

Δ For purchased options, premiums are paid by the Fund, for written options, premiums are received.

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Brent Crude Oil Future	36	11/13/2014	$3,413	$3,091	$–	$(322)	$–	$(14)
Brent Oil Future	6	11/13/2015	557	540	–	(17)	–	(1)
Corn Future	46	03/13/2015	859	895	36	–	5	–
Electrolytic Copper Future	6	03/16/2015	984	1,002	18	–	46	(28)
Gas Oil Futures	32	12/11/2014	2,738	2,372	–	(366)	–	(18)
Gold 100oz Future	18	12/29/2014	2,344	2,109	–	(235)	–	(49)
Gold 100oz Future	40	02/25/2015	4,997	4,690	–	(307)	–	(108)
Henry Hub Natural Gas Future	10	12/28/2016	109	106	–	(3)	–	–
Henry Hub Natural Gas Future	10	01/27/2017	110	106	–	(4)	–	–
Henry Hub Natural Gas Future	10	02/24/2017	109	104	–	(5)	–	–
Henry Hub Natural Gas Future	11	03/29/2017	120	108	–	(12)	1	–
Henry Hub Natural Gas Future	11	04/26/2017	120	108	–	(12)	–	–
Henry Hub Natural Gas Future	11	05/26/2017	120	109	–	(11)	–	–
Henry Hub Natural Gas Future	11	06/28/2017	121	110	–	(11)	–	–
Henry Hub Natural Gas Future	11	07/27/2017	120	110	–	(10)	–	–
Henry Hub Natural Gas Future	11	08/29/2017	120	110	–	(10)	–	–
Henry Hub Natural Gas Future	11	09/27/2017	121	111	–	(10)	–	–
Henry Hub Natural Gas Future	11	10/27/2017	121	113	–	(8)	–	–
Henry Hub Natural Gas Future	10	11/28/2017	110	107	–	(3)	–	–
Henry Hub Natural Gas Future	4	12/27/2017	46	44	–	(2)	–	–

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Futures Contracts Outstanding at October 31, 2014 - (continued)

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset		Asset	Liability
Long position contracts: - (continued)
Henry Hub Natural Gas Future	4	01/29/2018	$46	$44	$–	$(2)	$–	$–
Henry Hub Natural Gas Future	4	02/26/2018	45	43	–	(2)	–	–
Henry Hub Natural Gas Future	5	03/27/2018	56	50	–	(6)	–	–
Henry Hub Natural Gas Future	5	04/26/2018	57	51	–	(6)	–	–
Henry Hub Natural Gas Future	4	05/29/2018	46	41	–	(5)	–	–
Henry Hub Natural Gas Future	4	06/27/2018	45	41	–	(4)	–	–
Henry Hub Natural Gas Future	4	07/27/2018	45	41	–	(4)	–	–
Henry Hub Natural Gas Future	4	08/29/2018	45	41	–	(4)	–	–
Henry Hub Natural Gas Future	4	09/26/2018	45	41	–	(4)	–	–
Henry Hub Natural Gas Future	4	10/29/2018	45	42	–	(3)	–	–
Henry Hub Natural Gas Future	4	11/28/2018	46	44	–	(2)	–	–
Live Cattle Future	9	12/31/2014	569	598	29	–	–	(5)
Natural Gas Future	97	12/29/2014	4,343	3,840	–	(503)	52	–
Natural Gas Future	112	01/28/2015	4,562	4,424	–	(138)	56	–
Natural Gas Future	10	02/25/2015	458	388	–	(70)	5	–
Natural Gas Future	52	05/27/2015	2,140	1,914	–	(226)	13	–
Natural Gas Future	13	12/29/2015	524	535	11	–	2	–
Nickel Future	18	12/15/2014	1,016	902	–	(114)	131	(245)
Palladuim Future	44	12/29/2014	3,871	3,484	–	(387)	49	–
Platinum Future	71	01/28/2015	4,808	4,385	–	(423)	–	(38)
Primary Aluminum Future	33	12/14/2015	1,660	1,697	37	–	80	(44)
Primary Nickel Future	35	12/15/2014	3,959	3,309	–	(650)	897	(1547)
Soybean Future	32	03/13/2015	1,563	1,685	122	–	28	–
Soybean Oil Future	30	01/14/2015	583	630	47	–	9	–
Sugar No. 11 Future	110	02/27/2015	2,030	1,976	–	(54)	–	(32)
WTI Crude Future	58	11/20/2014	5,436	4,671	–	(765)	–	(34)
WTI Crude Future	13	02/20/2015	1,164	1,044	–	(120)	–	(4)
WTI Crude Future	6	11/20/2015	553	482	–	(71)	–	(1)
Zinc Future	42	12/15/2014	2,471	2,427	–	(44)	467	(510)
Total					$300	$(4,955)	$1,841	$(2,678)
Short position contracts:
Cocoa Future	18	12/15/2014	$567	$522	$45	$–	$8	$–
Feeder Cattle Future	4	11/20/2014	450	468	–	(18)	–	–
Gasoline Future	6	02/27/2015	547	550	–	(3)	3	–
Soybean Future	13	01/14/2015	678	682	–	(4)	–	(13)
Soybean Meal Future	18	12/12/2014	713	700	13	–	–	(16)
U.S. Treasury 10-Year Note Future	8	12/19/2014	1,011	1,011	–	–	1	–
U.S. Treasury 5-Year Note Future	13	12/31/2014	1,553	1,552	1	–	1	–
Wheat Future	19	07/14/2015	574	532	42	–	4	–
Total					$101	$(25)	$17	$(29)
Total futures contracts					$401	$(4,980)	$1,858	$(2,707)

* The number of contracts does not omit 000's.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
BOA	CLICP Camara	2.09% Fixed	CLP	184,550	09/28/17	$–	$–	$38	$38	$–
DEUT	CLICP Camara	0.72% Fixed	CLP	68,750	10/30/17	–	–	–	–	–
Total						$–	$–	$38	$38	$–

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Total Return Swap Contracts Outstanding at October 31, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
Bloomberg Commodity Index	JPM	USD	4,449	(0.09)% Fixed	04/30/15	$–	$–	$–	$–	$–
Platinum Spot	GSC	USD	389	Platinum Spot	10/30/15	–	–	(9)	–	(9)
S&P GSCI Industrial Metals	GSC	USD	401	(0.10)% Fixed	05/20/15	–	–	6	6	–
Total						$–	$–	$(3)	$6	$(9)

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/06/2014	DEUT	$303	$303	$–	$–
AUD	Sell	11/06/2014	DEUT	506	505	1	–
BRL	Buy	11/03/2014	JPM	2,233	2,167	–	(66)
CAD	Buy	11/04/2014	BCLY	21	21	–	–
CAD	Buy	11/05/2014	BCLY	145	144	–	(1)
CAD	Buy	11/05/2014	RBC	50	50	–	–
CAD	Sell	11/03/2014	BCLY	21	21	–	–
CLP	Buy	12/17/2014	BNP	343	353	10	–
CLP	Buy	12/17/2014	BOA	86	86	–	–
EUR	Buy	11/03/2014	RBC	580	576	–	(4)
EUR	Buy	11/04/2014	WEST	81	81	–	–
GBP	Buy	11/03/2014	BMO	1,613	1,613	–	–
GBP	Buy	11/04/2014	MSC	448	448	–	–
GBP	Sell	11/03/2014	BMO	11	11	–	–
GBP	Sell	11/04/2014	MSC	352	352	–	–
HKD	Buy	11/04/2014	BCLY	12	12	–	–
HKD	Buy	11/03/2014	UBS	169	169	–	–
JPY	Buy	11/06/2014	DEUT	116	115	–	(1)
JPY	Sell	11/06/2014	DEUT	12	12	–	–
JPY	Sell	11/05/2014	UBS	40	39	1	–
MXN	Buy	11/05/2014	SSG	37	37	–	–
MXN	Buy	11/03/2014	TDS	1,935	1,928	–	(7)
NOK	Buy	11/04/2014	BCLY	12	12	–	–
PLN	Buy	11/04/2014	BCLY	14	14	–	–
SEK	Buy	11/04/2014	BCLY	11	11	–	–
TRY	Buy	11/04/2014	BCLY	8	8	–	–
TRY	Buy	11/04/2014	RBS	1,211	1,206	–	(5)
ZAR	Buy	11/03/2014	BCLY	928	914	–	(14)
ZAR	Buy	11/07/2014	BCLY	10	10	–	–
Total						$12	$(98)

╪	See Significant Accounting Policies of accompanying Notes to Consolidated Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC
TDS	TD Securities, Inc.
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
PLN	Polish New Zloty
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
GSCI	Goldman Sachs Commodity Index
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
CLICP	Sinacofi Chile Interbank Offered Rate
CO	Commodity
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
OTC	Over-the-Counter
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Consolidated Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$282	$–	$282	$–
Banks	2,015	–	2,013	2
Capital Goods	8,215	3,887	4,328	–
Commercial and Professional Services	293	29	264	–
Diversified Financials	1,378	240	1,138	–
Energy	137,226	91,487	45,739	–
Food and Staples Retailing	166	166	–	–
Food, Beverage and Tobacco	8,352	6,374	1,978	–
Insurance	1,564	–	1,564	–
Materials	69,053	30,363	38,685	5
Media	952	952	–	–
Pharmaceuticals, Biotechnology and Life Sciences	560	383	177	–
Real Estate	1,090	1,090	–	–
Retailing	422	10	412	–
Semiconductors and Semiconductor Equipment	1,849	1,160	689	–
Software and Services	465	–	465	–
Telecommunication Services	2,180	–	2,180	–
Transportation	2,247	1,116	1,131	–
Utilities	20,301	4,685	15,616	–
Total	258,610	141,942	116,661	7
Exchange Traded Funds	1,415	1,415	–	–
Foreign Government Obligations	21,243	–	21,243	–
Preferred Stocks	233	233	–	–
U.S. Government Securities	69,095	5,148	63,947	–
Warrants	74	74	–	–
Short-Term Investments	77,585	–	77,585	–
Purchased Options	57	57	–	–
Total	$428,312	$148,869	$279,436	$7
Foreign Currency Contracts*	$12	$–	$12	$–
Futures*	401	401	–	–
Swaps - Interest Rate*	38	–	38	–
Swaps - Total Return*	6	–	6	–
Total	$457	$401	$56	$–
Liabilities:
Written Options	42	42	–	–
Total	$42	$42	$–	$–
Foreign Currency Contracts*	$98	$–	$98	$–
Futures*	4,980	4,980	–	–
Swaps - Interest Rate*	–	–	–	–
Swaps - Total Return*	9	–	9	–
Total	$5,087	$4,980	$107	$–

♦	For the year ended October 31, 2014, investments valued at $8,946 were transferred from Level 1 to Level 2, and investments valued at $2,751 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Common Stocks	$26	$2	$(119	)†	$—	$185	$(89)	$29	$(27)	$7
Total	$26	$2	$(119)		$—	$185	$(89)	$29	$(27)	$7

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(160).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Real Asset Fund
Consolidated Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $374,552)	$350,727
Investments in repurchase agreements, at market value (cost $77,585)	77,585
Cash	5,688 *
Foreign currency on deposit with custodian (cost $58)	56
Unrealized appreciation on foreign currency contracts	12
Unrealized appreciation on OTC swap contracts	44
Receivables:
Investment securities sold	12,150
Fund shares sold	174
Dividends and interest	630
Variation margin on financial derivative instruments	1,858
Other assets	481
Total assets	449,405
Liabilities:
Unrealized depreciation on foreign currency contracts	98
Unrealized depreciation on OTC swap contracts	9
Bank overdraft	967
Payables:
Investment securities purchased	17,721
Fund shares redeemed	95
Investment management fees	92
Administrative fees	—
Distribution fees	6
Variation margin on financial derivative instruments	2,707
Accrued expenses	49
Written option contracts (proceeds $39)	42
Other liabilities	691
Total liabilities	22,477
Net assets	$426,928
Summary of Net Assets:
Capital stock and paid-in-capital	$493,594
Undistributed net investment income	975
Accumulated net realized loss	(39,213)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(28,428)
Net assets	$426,928

* Cash of $5,688 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global Real Asset Fund
Consolidated Statement of Assets and Liabilities – (continued)
October 31, 2014
(000’s Omitted)

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.85/$10.42
Shares outstanding	4,524
Net assets	$44,562
Class C: Net asset value per share	$9.70
Shares outstanding	1,793
Net assets	$17,382
Class I: Net asset value per share	$9.87
Shares outstanding	4,779
Net assets	$47,168
Class R3: Net asset value per share	$9.89
Shares outstanding	28
Net assets	$277
Class R4: Net asset value per share	$9.88
Shares outstanding	373
Net assets	$3,686
Class R5: Net asset value per share	$9.89
Shares outstanding	52
Net assets	$516
Class Y: Net asset value per share	$9.89
Shares outstanding	31,698
Net assets	$313,337

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global Real Asset Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$7,632
Interest	3,250
Less: Foreign tax withheld	(530)
Total investment income	10,352

Expenses:
Investment management fees	5,181
Administrative services fees
Class R3	1
Class R4	5
Class R5	1
Transfer agent fees
Class A	100
Class C	37
Class I	38
Class R3	—
Class R4	—
Class R5	—
Class Y	6
Distribution fees
Class A	140
Class C	226
Class R3	1
Class R4	9
Custodian fees	45
Accounting services fees	122
Registration and filing fees	135
Board of Directors' fees	15
Audit fees	38
Other expenses	71
Total expenses (before waivers and fees paid indirectly)	6,171
Expense waivers	(735)
Commission recapture	(7)
Custodian fee offset	—
Total waivers and fees paid indirectly	(742)
Total expenses, net	5,429
Net Investment Income	4,923
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	19,187
Less: Foreign taxes paid on realized capital gains	(2)
Net realized loss on futures contracts	(1,681)
Net realized gain on swap contracts	53
Net realized loss on foreign currency contracts	(684)
Net realized gain on other foreign currency transactions	88
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	16,961
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(32,202)
Net unrealized depreciation of purchased option contracts	(17)
Net unrealized depreciation of futures contracts	(4,594)
Net unrealized depreciation of written option contracts	(3)
Net unrealized appreciation of swap contracts	284
Net unrealized depreciation of foreign currency contracts	(233)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	51
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(36,714)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(19,753)
Net Decrease in Net Assets Resulting from Operations	$(14,830)

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global Real Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$4,923	$3,359
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	16,961	(25,576)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(36,714)	3,492
Net Decrease in Net Assets Resulting from Operations	(14,830)	(18,725)
Distributions to Shareholders:
From net investment income
Class A	(215)	(648)
Class I	(443)	(650)
Class R3	(1)	—
Class R4	(19)	(7)
Class R5	(3)	(3)
Class Y	(2,904)	(2,499)
Total distributions	(3,585)	(3,807)
Capital Share Transactions:
Class A	(23,132)	(41,401)
Class C	(10,368)	(22,660)
Class I	(16,630)	(6,700)
Class R3	(4)	(1,657)
Class R4	524	304
Class R5	90	(1,577)
Class Y	(48,655)	133,110
Net increase (decrease) from capital share transactions	(98,175)	59,419
Net Increase (Decrease) in Net Assets	(116,590)	36,887
Net Assets:
Beginning of period	543,518	506,631
End of period	$426,928	$543,518
Undistributed (distributions in excess of) net investment income	$975	$1,775

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Global Real Asset Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance

23

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value,

24

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Consolidated Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Consolidated Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

25

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Fund, consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

26

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Consolidated Schedule of Investments, had inflation indexed bonds as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Consolidated Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Consolidated Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

27

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Consolidated Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Consolidated Schedule of Investments, had outstanding purchased and written option contracts as of October 31, 2014. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

28

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Options Contract Activity During the Year Ended October 31, 2014:

Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	28	26
Expired	—	—
Closed	—	—
Exercised	—	—
End of period	28	$26

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	4	13
Expired	—	—
Closed	—	—
Exercised	—	—
End of period	4	$13

*	The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Consolidated Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to

29

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding total return swap contracts as of October 31, 2014.

The prices of commodity-linked derivative securities may move in different directions from investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have followed those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options.

30

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$—	$—	$—	$—	$57	$—	$57
Unrealized appreciation on foreign currency contracts	—	12	—	—	—	—	12
Unrealized appreciation on OTC swap contracts	38	—	—	—	6	—	44
Variation margin receivable *	2	—	—	—	1,856	—	1,858
Total	$40	$12	$—	$—	$1,919	$—	$1,971

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$98	$—	$—	$—	$—	$98
Unrealized depreciation on OTC swap contracts	—	—	—	9	—	—	9
Variation margin payable *	—	—	—	—	2,707	—	2,707
Written option contracts, market value	—	—	—	—	42	—	42
Total	$—	$98	$—	$9	$2,749	$—	$2,856

*	Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $(4,579) as reported in the Consolidated Schedule of Investments.

The ratio of futures market value to net assets at October 31, 2014 was 12.37%, compared to the twelve-month average ratio of 7.25% during the year ended October 31, 2014. The ratio of foreign currency contracts market value to net assets at October 31, 2014 was 2.62%, compared to the twelve-month average ratio of 9.69% during the year ended October 31, 2014. The volume of other derivatives that are presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$(65)	$—	$—	$—	$(1,616)	$—	$(1,681)
Net realized gain (loss) on swap contracts	33	—	—	(456)	476	—	53
Net realized loss on foreign currency contracts	—	(684)	—	—	—	—	(684)
Total	$(32)	$(684)	$—	$(456)	$(1,140)	$—	$(2,312)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$—	$—	$—	$—	$(17)	$—	$(17)
Net change in unrealized appreciation (depreciation) of futures contracts	1	—	—	—	(4,595)	—	(4,594)
Net change in unrealized depreciation of written option contracts	—	—	—	—	(3)	—	(3)
Net change in unrealized appreciation (depreciation) of swap contracts	67	—	—	(9)	226	—	284
Net change in unrealized depreciation of foreign currency contracts	—	(233)	—	—	—	—	(233)
Total	$68	$(233)	$—	$(9)	$(4,389)	$—	$(4,563)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers,

31

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$44	$(6)	$—	$—	$38
Futures contracts - variation margin receivable	1,858	(1,858)	—	—	—
Unrealized appreciation on foreign currency contracts	10	—	—	—	10
Total subject to a master netting or similar arrangement	$1,912	$(1,864)	$—	$—	$48

*	Gross amounts are presented here as there are no amounts that are netted within the Consolidated Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option and OTC swap contracts at market value	$9	$(6)	$—	$—	$3
Futures contracts - variation margin payable	2,707	(1,858)	—	(5,688)	—
Unrealized depreciation on foreign currency contracts	—	—	—	—	—
Total subject to a master netting or similar arrangement	$2,716	$(1,864)	$—	$(5,688)	$3

*	Gross amounts are presented here as there are no amounts that are netted within the Consolidated Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter

32

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$3,585	$3,807

33

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,242
Accumulated Capital and Other Losses*	(26,382)
Unrealized Depreciation†	(41,526)
Total Accumulated Deficit	$(66,666)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(2,138)
Accumulated Net Realized Gain (Loss)	4,036
Capital Stock and Paid-in-Capital	(1,898)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Long-Term Capital Loss Carryforward	$19,700
Total	$19,700

During the year ended October 31, 2014, the Fund utilized $3,645 of prior year short term capital loss carryforwards and $11,709 of prior year long term capital loss carryforwards.

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2019	$6,682
Total	$6,682

34

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.950%
On next $250 million	0.930%
On next $500 million	0.850%
On next $1.5 billion	0.780%
On next $2.5 billion	0.750%
Over $5 billion	0.710%

Effective November 1, 2014, the investment manager contractually agreed to waive investment management fees of 0.15% of average daily net assets until October 31, 2015.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

35

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	1.10%	1.60%	1.30%	1.05%	1.00%%

Effective November 1, 2014, the investment manager voluntarily agreed to limit the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses through October 31, 2015, as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.20%	1.95%	0.95%	1.45%	1.15%	0.90%	0.85%

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, these amounts, if any, are included in the Consolidated Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.35%
Class C	2.10
Class I	1.06
Class R3	1.60
Class R4	1.30
Class R5	1.05
Class Y	1.00

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $71 and contingent deferred sales charges of an amount which rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to

36

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Consolidated Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	18%

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$449,817	$237,968	$687,785
Sales Proceeds	541,350	258,359	799,709

37

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	388	20	(2,638)	(2,230)	1,013	54	(5,047)	(3,980)
Amount	$4,079	$205	$(27,416)	$(23,132)	$10,492	$585	$(52,478)	$(41,401)
Class C
Shares	68	—	(1,080)	(1,012)	154	—	(2,351)	(2,197)
Amount	$698	$—	$(11,066)	$(10,368)	$1,589	$—	$(24,249)	$(22,660)
Class I
Shares	812	33	(2,463)	(1,618)	3,176	42	(3,834)	(616)
Amount	$8,699	$341	$(25,670)	$(16,630)	$32,652	$451	$(39,803)	$(6,700)
Class R3
Shares	3	—	(3)	—	8	—	(164)	(156)
Amount	$32	$1	$(37)	$(4)	$83	$—	$(1,740)	$(1,657)
Class R4
Shares	117	2	(68)	51	260	—	(231)	29
Amount	$1,213	$18	$(707)	$524	$2,733	$6	$(2,435)	$304
Class R5
Shares	16	—	(8)	8	58	—	(206)	(148)
Amount	$173	$3	$(86)	$90	$624	$3	$(2,204)	$(1,577)
Class Y
Shares	6,408	273	(11,260)	(4,579)	23,673	218	(11,540)	12,351
Amount	$66,858	$2,783	$(118,296)	$(48,655)	$249,311	$2,333	$(118,534)	$133,110
Total
Shares	7,812	328	(17,520)	(9,380)	28,342	314	(23,373)	5,283
Amount	$81,752	$3,351	$(183,278)	$(98,175)	$297,484	$3,378	$(241,443)	$59,419

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

38

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

39

The Hartford Global Real Asset Fund
Consolidated Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$10.30	$0.08	$(0.49)	$(0.41)	$(0.04)	$–	$(0.04)	$9.85	(4.03)%	$44,562	1.58%	1.35%	0.76%
C	10.18	–	(0.48)	(0.48)	–	–	–	9.70	(4.72)	17,382	2.31	2.10	0.01
I	10.33	0.11	(0.50)	(0.39)	(0.07)	–	(0.07)	9.87	(3.76)	47,168	1.21	1.06	1.03
R3	10.35	0.05	(0.48)	(0.43)	(0.03)	–	(0.03)	9.89	(4.20)	277	1.93	1.60	0.49
R4	10.34	0.08	(0.48)	(0.40)	(0.06)	–	(0.06)	9.88	(3.91)	3,686	1.55	1.30	0.79
R5	10.35	0.11	(0.49)	(0.38)	(0.08)	–	(0.08)	9.89	(3.72)	516	1.26	1.05	1.05
Y	10.34	0.12	(0.49)	(0.37)	(0.08)	–	(0.08)	9.89	(3.58)	313,337	1.15	1.00	1.11

For the Year Ended October 31, 2013
A	$10.68	$(0.04)	$(0.27)	$(0.31)	$(0.07)	$–	$(0.07)	$10.30	(2.98)%	$69,554	1.52%	1.30%	(0.35)%
C	10.58	(0.11)	(0.29)	(0.40)	–	–	–	10.18	(3.78)	28,546	2.24	2.05	(1.08)
I	10.72	–	(0.29)	(0.29)	(0.10)	–	(0.10)	10.33	(2.78)	66,061	1.19	1.05	(0.04)
R3	10.69	0.17	(0.51)	(0.34)	–	–	–	10.35	(3.18)	295	1.86	1.53	1.66
R4	10.71	0.17	(0.49)	(0.32)	(0.05)	–	(0.05)	10.34	(3.00)	3,331	1.50	1.27	1.65
R5	10.73	0.21	(0.50)	(0.29)	(0.09)	–	(0.09)	10.35	(2.76)	451	1.20	1.01	1.98
Y	10.73	0.12	(0.41)	(0.29)	(0.10)	–	(0.10)	10.34	(2.74)	375,280	1.09	0.98	1.14

For the Year Ended October 31, 2012
A	$11.05	$0.03	$(0.31)	$(0.28)	$(0.09)	$–	$(0.09)	$10.68	(2.50)%	$114,692	1.52%	1.17%	0.28%
C	10.96	(0.05)	(0.30)	(0.35)	(0.03)	–	(0.03)	10.58	(3.20)	52,906	2.23	1.91	(0.46)
I	11.09	0.06	(0.31)	(0.25)	(0.12)	–	(0.12)	10.72	(2.26)	75,179	1.22	0.91	0.53
R3	11.04	–	(0.30)	(0.30)	(0.05)	–	(0.05)	10.69	(2.75)	1,964	1.84	1.43	0.01
R4	11.07	0.03	(0.30)	(0.27)	(0.09)	–	(0.09)	10.71	(2.44)	3,135	1.56	1.15	0.30
R5	11.10	0.06	(0.31)	(0.25)	(0.12)	–	(0.12)	10.73	(2.19)	2,062	1.23	0.90	0.54
Y	11.10	0.04	(0.28)	(0.24)	(0.13)	–	(0.13)	10.73	(2.14)	256,693	1.19	0.90	0.38

For the Year Ended October 31, 2011
A	$11.06	$0.09	$0.03	$0.12	$(0.06)	$(0.07)	$(0.13)	$11.05	1.08%	$155,876	1.55%	1.04%	0.82%
C	11.02	0.01	0.05	0.06	(0.05)	(0.07)	(0.12)	10.96	0.46	81,736	2.27	1.76	0.13
I	11.07	0.14	0.02	0.16	(0.07)	(0.07)	(0.14)	11.09	1.41	135,558	1.25	0.74	1.22
R3	11.04	0.06	0.04	0.10	(0.03)	(0.07)	(0.10)	11.04	0.90	2,001	1.87	1.30	0.52
R4	11.06	0.09	0.04	0.13	(0.05)	(0.07)	(0.12)	11.07	1.15	1,846	1.57	1.00	0.81
R5	11.07	0.13	0.04	0.17	(0.07)	(0.07)	(0.14)	11.10	1.49	1,871	1.26	0.70	1.10
Y	11.07	0.12	0.05	0.17	(0.07)	(0.07)	(0.14)	11.10	1.52	70,019	1.16	0.65	1.06

See Portfolio Turnover information on the next page.

40

The Hartford Global Real Asset Fund
Consolidated Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets
From May 28, 2010 (commencement of operations), through October 31, 2010
A(D)	$10.00	$0.01	$1.05	$1.06	$–	$–	$–	$11.06	10.60	%(E)	$26,248	1.62	%(F)	0.96	%(F)	0.13	%(F)
C(D)	10.00	(0.03)	1.05	1.02	–	–	–	11.02	10.20	(E)	8,650	2.38	(F)	1.72	(F)	( 0.61	)(F)
I(D)	10.00	0.01	1.06	1.07	–	–	–	11.07	10.70	(E)	10,821	1.45	(F)	0.79	(F)	0.33	(F)
R3(D)	10.00	(0.01)	1.05	1.04	–	–	–	11.04	10.40	(E)	2,208	2.01	(F)	1.31	(F)	( 0.21	)(F)
R4(D)	10.00	–	1.06	1.06	–	–	–	11.06	10.60	(E)	2,211	1.71	(F)	1.01	(F)	0.09	(F)
R5(D)	10.00	0.02	1.05	1.07	–	–	–	11.07	10.70	(E)	2,214	1.41	(F)	0.71	(F)	0.39	(F)
Y(D)	10.00	0.03	1.04	1.07	–	–	–	11.07	10.70	(E)	11,643	1.32	(F)	0.66	(F)	0.43	(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Consolidated Financial Statements).
(D)	Commenced operations on May 28, 2010.
(E)	Not annualized.
(F)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	162%
For the Year Ended October 31, 2013	147
For the Year Ended October 31, 2012	167
For the Year Ended October 31, 2011	145
From May 28, 2010 (commencement of operations) through October 31, 2010	20	(A)

(A)	Not annualized.

41

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Hartford Global Real Asset Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Hartford Global Real Asset Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its consolidated operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

42

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

43

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

        Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

44

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

45

The Hartford Global Real Asset Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

46

The Hartford Global Real Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$920.60	$6.54	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class C	$1,000.00	$917.70	$10.15	$1,000.00	$1,014.62	$10.66	2.10	184	365
Class I	$1,000.00	$922.40	$5.15	$1,000.00	$1,019.84	$5.42	1.06	184	365
Class R3	$1,000.00	$920.00	$7.75	$1,000.00	$1,017.13	$8.15	1.60	184	365
Class R4	$1,000.00	$921.60	$6.32	$1,000.00	$1,018.63	$6.63	1.30	184	365
Class R5	$1,000.00	$922.60	$5.09	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class Y	$1,000.00	$922.60	$4.83	$1,000.00	$1,020.18	$5.08	1.00	184	365

47

The Hartford Global Real Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global Real Asset Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

48

The Hartford Global Real Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1- and 3-year periods. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

49

The Hartford Global Real Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013. The Board also noted that in response to a request from the Board, HFMC had agreed to waive 0.15% of its contractual management fee for the Fund from November 1, 2014 to October 31, 2015.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

50

The Hartford Global Real Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

51

The Hartford Global Real Asset Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Natural Resources Risk: Investments in the natural resources sector include liquidity risk and risk of loss if there are adverse developments in the sector.

Inflation Protected Securities Risk: The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Cayman Subsidiary Risk: Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

52

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GRA14 12/14 113977-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD GROWTH ALLOCATION FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s investment manager through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Growth Allocation Fund inception 05/28/2004
(advised by Hartford Funds Management Company, LLC (“HFMC”))

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Growth Allocation A#	6.40%	10.72%	6.48%
Growth Allocation A##	0.55%	9.48%	5.88%
Growth Allocation B#	5.52%	9.85%	5.85%*
Growth Allocation B##	0.52%	9.57%	5.85%*
Growth Allocation C#	5.60%	9.93%	5.72%
Growth Allocation C##	4.60%	9.93%	5.72%
Growth Allocation I#	6.74%	11.10%	6.78%
Growth Allocation R3#	6.09%	10.41%	6.22%
Growth Allocation R4#	6.39%	10.77%	6.50%
Growth Allocation R5#	6.75%	11.10%	6.75%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.64%
Growth Allocation Fund Blended Index	7.53%	9.93%	7.29%
MSCI All Country World Index	8.32%	11.15%	7.65%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company, using a modified investment strategy, and Wellington Management Company, LLP ("Wellington Management"). As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Effective May 31, 2014, Wellington Management no longer serves as the sub-adviser to the Fund.  In connection with these changes, HFMC has assumed the day-to-day management of the Fund.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Growth Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 20% Barclays U.S. Aggregate Bond Index and 80% MSCI All Country World Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

The Hartford Growth Allocation Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Growth Allocation Class A	1.36%	1.36%
Growth Allocation Class B	2.19%	2.19%
Growth Allocation Class C	2.09%	2.09%
Growth Allocation Class I	1.04%	1.04%
Growth Allocation Class R3	1.65%	1.65%
Growth Allocation Class R4	1.35%	1.35%
Growth Allocation Class R5	1.05%	1.05%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of Hartford Funds Management Company, LLC (“HFMC”) and Chairman of HFMC Investment Oversight Committee

How did the Fund perform?

The Class A shares of The Hartford Growth Allocation Fund returned 6.40%, before sales charge, for the twelve-month period ended October 31, 2014 underperforming the Fund’s blended benchmark, 80% MSCI All Country World Index/20% Barclays U.S. Aggregate Bond Index, which returned 7.53% for the same period. In comparison, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index returned 4.14% and 8.32%, respectively, for the same period. The Fund also underperformed the 8.98% average return for the Lipper Mixed-Asset Target Growth Funds category, a group of funds with equity weights of 60%-80%.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market marched on in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank (ECB) and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period, emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The ECB cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and Fed leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. In the U.S., second quarter GDP rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute

3

The Hartford Growth Allocation Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

returns and outperformed duration-equivalent government bonds as credit spreads tightened.

During the period, the list of available Underlying Funds was revised to include the following Funds: Hartford Global Capital Appreciation Fund, Hartford Global Equity Income Fund, Hartford Multi-Asset Income Fund, The Hartford Emerging Markets Research Fund, The Hartford World Bond Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, The Hartford Small Company Fund, and Hartford Real Total Return Fund.

During the period from November 1, 2013 to May 31, 2014 (period when the Fund was sub-advised by Wellington Management Company, LLC (“Wellington Management”)), allocations to The Hartford Dividend and Growth Fund and The Hartford MidCap Value Fund contributed the most to relative performance. Allocations to The Hartford Emerging Markets Research and The Hartford International Opportunities Fund detracted from relative performance versus the Fund’s blended benchmark.

During the period from May 31, 2014 to October 31, 2014 (period when the Fund was managed directly by HFMC), allocations to The Hartford Small Company Fund and The Hartford MidCap Fund contributed the most to performance. Allocations to Hartford Real Total Return Fund and Hartford Global Equity Income Fund detracted the most from both relative and absolute performance. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

Effective May 31, 2014, Wellington Management no longer serves as the sub-adviser to the Fund. As a result of this change, Vernon J. Meyer replaced Richard P. Meagher and Wendy M. Cromwell as the portfolio manager of the Fund. The investment objective did not change, and the Fund continues to seek long-term capital appreciation.

What is the outlook?

The Fund ended the period with an overweight to international equities, smaller cap equities, and non-U.S. bonds, relative to its blended benchmark. We will continue to manage the Fund within the bands of the 80% equity, 20% fixed income strategic targets.

Composition by Investments
as of October 31, 2014
Fund Name	Percentage of Net Assets
Hartford Global Capital Appreciation Fund	22.2%
Hartford Global Equity Income Fund	20.2
Hartford Multi-Asset Income Fund	11.8
Hartford Real Total Return Fund	4.9
The Hartford Emerging Markets Research Fund	9.8
The Hartford MidCap Fund	7.1
The Hartford MidCap Value Fund	7.1
The Hartford Small Company Fund	7.1
The Hartford World Bond Fund	9.8
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Growth Allocation Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 100.0%
Alternative Strategy Funds - 4.9%
4,515	Hartford Real Total Return Fund●		$45,781

	Total Alternative Strategy Funds
	(Cost $46,843)		$45,781

Domestic Equity Funds - 21.3%

2,127	The Hartford MidCap Fund		$66,162
3,691	The Hartford MidCap Value Fund		65,625
2,350	The Hartford Small Company Fund		66,443
			198,230
	Total Domestic Equity Funds
	(Cost $177,178)		$198,230

International/Global Equity Funds - 52.2%

9,887	Hartford Global Capital Appreciation Fund		$206,252
15,963	Hartford Global Equity Income Fund		187,410
10,004	The Hartford Emerging Markets Research Fund		90,832
			484,494
	Total International/Global Equity Funds
	(Cost $483,919)		$484,494

Mixed-Asset Funds - 11.8%

10,988	Hartford Multi-Asset Income Fund		$109,330

	Total Mixed-Asset Funds
	(Cost $111,740)		$109,330

Taxable Fixed Income Funds - 9.8%

8,433	The Hartford World Bond Fund		$90,828

	Total Taxable Fixed Income Funds
	(Cost $90,930)		$90,828

	Total Investments in Affiliated Investment Companies
	(Cost $910,610)		$928,663

	Total Long-Term Investments
	(Cost $910,610)		$928,663

	Total Investments
	(Cost $910,610) ▲	100.0%	$928,663
	Other Assets and Liabilities	—%	(331)
	Total Net Assets	100.0%	$928,332

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Allocation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:   Percentage of investments as shown is the ratio of the total market value to total net assets.

 For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $912,341 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28,729
Unrealized Depreciation	(12,407)
Net Unrealized Appreciation	$16,322

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Allocation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$928,663	$928,663	$–	$–
Total	$928,663	$928,663	$–	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Allocation Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $910,610)	$928,663
Receivables:
Investment securities sold	348
Fund shares sold	465
Other assets	46
Total assets	929,522
Liabilities:
Payables:
Investment securities purchased	153
Fund shares redeemed	770
Investment management fees	22
Administrative fees	1
Distribution fees	80
Accrued expenses	164
Total liabilities	1,190
Net assets	$928,332
Summary of Net Assets:
Capital stock and paid-in-capital	$722,570
Undistributed net investment income	4,285
Accumulated net realized gain	183,424
Unrealized appreciation of investments	18,053
Net assets	$928,332

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$15.10/$15.98
Shares outstanding	41,653
Net assets	$628,969
Class B: Net asset value per share	$14.91
Shares outstanding	2,722
Net assets	$40,575
Class C: Net asset value per share	$14.90
Shares outstanding	14,053
Net assets	$209,438
Class I: Net asset value per share	$15.06
Shares outstanding	435
Net assets	$6,553
Class R3: Net asset value per share	$14.83
Shares outstanding	1,322
Net assets	$19,608
Class R4: Net asset value per share	$15.04
Shares outstanding	1,111
Net assets	$16,704
Class R5: Net asset value per share	$15.13
Shares outstanding	429
Net assets	$6,485

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Allocation Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$11,645
Total investment income	11,645

Expenses:
Investment management fees	1,195
Administrative services fees
Class R3	41
Class R4	27
Class R5	7
Transfer agent fees
Class A	910
Class B	130
Class C	279
Class I	4
Class R3	1
Class R4	—
Class R5	—
Distribution fees
Class A	1,570
Class B	523
Class C	2,146
Class R3	102
Class R4	45
Custodian fees	3
Accounting services fees	114
Registration and filing fees	119
Board of Directors' fees	25
Audit fees	17
Other expenses	143
Total expenses (before waivers)	7,401
Management fee waivers	(60)
Total waivers	(60)
Total expenses, net	7,341
Net Investment Income	4,304
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	30,584
Net realized gain on investments in affiliated investment companies	181,223
Net realized gain on investments	3,208
Net Realized Gain on Investments	215,015
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(160,647)
Net unrealized depreciation of investments	(2,890)
Net Changes in Unrealized Depreciation of Investments	(163,537)
Net Gain on Investments	51,478
Net Increase in Net Assets Resulting from Operations	$55,782

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$4,304	$6,716
Net realized gain on investments	215,015	38,797
Net unrealized appreciation (depreciation) of investments	(163,537)	113,821
Net Increase in Net Assets Resulting from Operations	55,782	159,334
Distributions to Shareholders:
From net investment income
Class A	(3,439)	(13,888)
Class B	—	(1,527)
Class C	—	(3,957)
Class I	(42)	(101)
Class R3	(60)	(442)
Class R4	(106)	(372)
Class R5	(55)	(214)
Total distributions	(3,702)	(20,501)
Capital Share Transactions:
Class A	(15,830)	1,554
Class B	(27,107)	(36,922)
Class C	(14,931)	(15,858)
Class I	1,634	735
Class R3	(917)	(913)
Class R4	(1,312)	(2,471)
Class R5	(462)	(2,427)
Net decrease from capital share transactions	(58,925)	(56,302)
Net Increase (Decrease) in Net Assets	(6,845)	82,531
Net Assets:
Beginning of period	935,177	852,646
End of period	$928,332	$935,177
Undistributed (distributions in excess of) net investment income	$4,285	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Growth Allocation Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Growth Allocation Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goal through implementation of a strategic asset allocation recommendation provided by Hartford Funds Management Company, LLC (“HFMC”), the adviser to the Fund.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

11

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

12

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Long-term capital gain distributions are distributed by the Underlying Funds at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$3,702	$15,254
Long-Term Capital Gains ‡	—	5,247

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

13

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$4,285
Undistributed Long-Term Capital Gain	198,823
Accumulated Capital and Other Losses*	(13,668)
Unrealized Appreciation†	16,322
Total Accumulated Earnings	$205,762

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$3,683
Accumulated Net Realized Gain (Loss)	(3,683)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$3,090
2017	10,578
Total	$13,668

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2014, the Fund utilized $6,891 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund

14

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement – HFMC serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Prior to May 31, 2014, HFMC contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Effective May 31, 2014, HFMC assumed the day-to-day management of the Fund. The Fund pays a fee to the investment manager, a portion of which may have been used to compensate Wellington Management, prior to May 31, 2014.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Effective May 31, 2014, HFMC voluntarily agreed to waive investment management fees of 0.015% of average daily net assets until such time as it is revoked by HFMC, in its sole discretion. These amounts are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

15

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $1,614 and contingent deferred sales charges of $31 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$972,708	$—	$972,708
Sales Proceeds	1,000,470	—	1,000,470

16

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	5,245	231	(6,563)	(1,087)	6,980	1,117	(7,971)	126
Amount	$78,000	$3,397	$(97,227)	$(15,830)	$91,350	$13,701	$(103,497)	$1,554
Class B
Shares	23	—	(1,871)	(1,848)	121	121	(3,084)	(2,842)
Amount	$348	$—	$(27,455)	$(27,107)	$1,568	$1,478	$(39,968)	$(36,922)
Class C
Shares	1,274	—	(2,291)	(1,017)	1,464	304	(2,982)	(1,214)
Amount	$18,757	$—	$(33,688)	$(14,931)	$18,948	$3,706	$(38,512)	$(15,858)
Class I
Shares	190	2	(84)	108	140	8	(89)	59
Amount	$2,826	$36	$(1,228)	$1,634	$1,820	$88	$(1,173)	$735
Class R3
Shares	266	4	(335)	(65)	310	36	(417)	(71)
Amount	$3,880	$60	$(4,857)	$(917)	$3,991	$442	$(5,346)	$(913)
Class R4
Shares	543	7	(650)	(100)	357	30	(600)	(213)
Amount	$8,108	$104	$(9,524)	$(1,312)	$4,714	$366	$(7,551)	$(2,471)
Class R5
Shares	54	4	(89)	(31)	99	17	(307)	(191)
Amount	$805	$55	$(1,322)	$(462)	$1,288	$214	$(3,929)	$(2,427)
Total
Shares	7,595	248	(11,883)	(4,040)	9,471	1,633	(15,450)	(4,346)
Amount	$112,724	$3,652	$(175,301)	$(58,925)	$123,679	$19,995	$(199,976)	$(56,302)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	531	$7,869
For the Year Ended October 31, 2013	646	$8,466

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on

17

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

18

The Hartford Growth Allocation Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income (Loss) to Average Net Assets(D)
For the Year Ended October 31, 2014
A	$14.27	$0.10	$0.81	$0.91	$(0.08)	$–	$(0.08)	$15.10	6.40%	$628,969	0.57%	0.56%	0.66%
B	14.13	(0.01)	0.79	0.78	–	–	–	14.91	5.52	40,575	1.42	1.42	(0.07)
C	14.11	(0.01)	0.80	0.79	–	–	–	14.90	5.60	209,438	1.30	1.29	(0.06)
I	14.23	0.14	0.82	0.96	(0.13)	–	(0.13)	15.06	6.74	6,553	0.25	0.24	0.92
R3	14.02	0.05	0.80	0.85	(0.04)	–	(0.04)	14.83	6.09	19,608	0.87	0.87	0.36
R4	14.22	0.10	0.81	0.91	(0.09)	–	(0.09)	15.04	6.39	16,704	0.57	0.57	0.67
R5	14.29	0.14	0.82	0.96	(0.12)	–	(0.12)	15.13	6.75	6,485	0.27	0.27	0.96

For the Year Ended October 31, 2013
A	$12.21	$0.13	$2.26	$2.39	$(0.33)	$–	$(0.33)	$14.27	20.02%	$610,007	0.59%	0.59%	0.97%
B	12.09	0.04	2.22	2.26	(0.22)	–	(0.22)	14.13	19.00	64,592	1.42	1.42	0.35
C	12.08	0.04	2.24	2.28	(0.25)	–	(0.25)	14.11	19.17	212,687	1.32	1.32	0.28
I	12.17	0.15	2.28	2.43	(0.37)	–	(0.37)	14.23	20.46	4,648	0.27	0.27	1.18
R3	12.01	0.09	2.23	2.32	(0.31)	–	(0.31)	14.02	19.71	19,453	0.88	0.88	0.71
R4	12.15	0.14	2.25	2.39	(0.32)	–	(0.32)	14.22	20.11	17,221	0.58	0.58	1.07
R5	12.22	0.19	2.25	2.44	(0.37)	–	(0.37)	14.29	20.44	6,569	0.28	0.28	1.48

For the Year Ended October 31, 2012
A	$11.24	$0.07	$1.01	$1.08	$(0.11)	$–	$(0.11)	$12.21	9.75%	$520,278	0.61%	0.61%	0.58%
B	11.11	(0.02)	1.01	0.99	(0.01)	–	(0.01)	12.09	8.93	89,586	1.41	1.41	(0.20)
C	11.11	(0.02)	1.01	0.99	(0.02)	–	(0.02)	12.08	8.97	196,748	1.34	1.34	(0.15)
I	11.21	0.11	1.00	1.11	(0.15)	–	(0.15)	12.17	10.08	3,268	0.29	0.29	0.91
R3	11.07	0.02	1.01	1.03	(0.09)	–	(0.09)	12.01	9.43	17,513	0.89	0.89	0.21
R4	11.18	0.07	1.02	1.09	(0.12)	–	(0.12)	12.15	9.83	17,299	0.59	0.59	0.60
R5	11.25	0.10	1.02	1.12	(0.15)	–	(0.15)	12.22	10.11	7,954	0.29	0.29	0.82

For the Year Ended October 31, 2011 (E)
A	$11.01	$0.06	$0.24	$0.30	$(0.07)	$–	$(0.07)	$11.24	2.72%	$394,691	0.59%	0.59%	0.54%
B	10.90	(0.03)	0.24	0.21	–	–	–	11.11	1.93	79,711	1.38	1.38	(0.25)
C	10.89	(0.02)	0.24	0.22	–	–	–	11.11	2.02	156,463	1.33	1.33	(0.19)
I	10.97	0.10	0.25	0.35	(0.11)	–	(0.11)	11.21	3.15	2,455	0.26	0.26	0.86
R3	10.87	0.04	0.23	0.27	(0.07)	–	(0.07)	11.07	2.48	9,689	0.89	0.89	0.24
R4	10.95	0.07	0.23	0.30	(0.07)	–	(0.07)	11.18	2.74	14,605	0.59	0.59	0.55
R5	11.02	0.10	0.23	0.33	(0.10)	–	(0.10)	11.25	3.02	4,457	0.29	0.29	0.86

See Portfolio Turnover information on the next page.

19

The Hartford Growth Allocation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income (Loss) to Average Net Assets(D)
For the Year Ended October 31, 2010
A	$9.58	$0.07	$1.42	$1.49	$(0.06)	$–	$(0.06)	$11.01	15.60%	$405,386	0.61%	0.61%	0.67%
B	9.50	(0.01)	1.41	1.40	–	–	–	10.90	14.74	93,002	1.41	1.41	(0.13)
C	9.49	(0.01)	1.41	1.40	–	–	–	10.89	14.75	167,745	1.34	1.34	(0.07)
I	9.55	0.10	1.42	1.52	(0.10)	–	(0.10)	10.97	15.96	3,005	0.27	0.27	1.02
R3	9.50	0.03	1.41	1.44	(0.07)	–	(0.07)	10.87	15.21	6,314	0.90	0.90	0.35
R4	9.53	0.07	1.42	1.49	(0.07)	–	(0.07)	10.95	15.67	13,734	0.59	0.59	0.66
R5	9.58	0.10	1.43	1.53	(0.09)	–	(0.09)	11.02	16.06	4,838	0.29	0.29	0.98

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Net investment income (loss) per share amounts have been calculated using the SEC method.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	103%
For the Year Ended October 31, 2013	20
For the Year Ended October 31, 2012	95	(A)
For the Year Ended October 31, 2011	36
For the Year Ended October 31, 2010	23

(A)	During the year ended October 31, 2012, the Fund incurred $36.1 million in sales of securities held associated with the transition of assets from The Hartford Equity Growth Allocation Fund, which merged into the Fund on May 25, 2012. These sales are excluded from the portfolio turnover calculation.

20

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Growth Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Growth Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

21

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

        Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

        Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

        Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

        Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

22

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

        In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

        Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

        Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

        Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

        Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

        Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

23

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

        Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

        Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

        Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

        Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

        Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

        Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

        ** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Growth Allocation Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

25

The Hartford Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio(A)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,016.80	$2.85	$1,000.00	$1,022.38	$2.85	0.56%	184	365
Class B	$1,000.00	$1,012.20	$7.15	$1,000.00	$1,018.10	$7.17	1.41	184	365
Class C	$1,000.00	$1,012.90	$6.53	$1,000.00	$1,018.71	$6.55	1.29	184	365
Class I	$1,000.00	$1,018.30	$1.20	$1,000.00	$1,024.01	$1.21	0.24	184	365
Class R3	$1,000.00	$1,015.10	$4.42	$1,000.00	$1,020.82	$4.43	0.87	184	365
Class R4	$1,000.00	$1,016.90	$2.86	$1,000.00	$1,022.37	$2.86	0.56	184	365
Class R5	$1,000.00	$1,018.20	$1.33	$1,000.00	$1,023.89	$1.33	0.26	184	365

(A)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.

26

The Hartford Growth Allocation Fund
Shareholder Meeting Results (Unaudited)

The Fund solicited proxies from shareholders seeking approval on the following matters to be voted upon at a special meeting of shareholders of the Fund held on April 4, 2014 (“Shareholder Meeting”): (1) ratification and approval of the sub-advisory agreement between HFMC, the investment manager of the Fund, and Wellington Management, pursuant to which Wellington Management served as sub-adviser to the Fund and managed the Fund's assets; (2) approval of the retention of fees paid and the payment of fees payable by Hartford Investment Financial Services, LLC, the Fund’s former investment manager, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Fund; and (3) authorization of HFMC to select and contract with sub-advisers that are not affiliated with HFMC or the Fund (other than by reason of serving as a sub-adviser to one or more Hartford-sponsored mutual funds) and to materially amend investment sub-advisory agreements without obtaining shareholder approval.

The aforementioned matters were not voted upon at the Shareholder Meeting due to the failure to obtain the votes necessary to achieve a quorum, and did not receive the requisite votes for approval at subsequent adjourned meetings on May 9, 2014 and May 10, 2014.

27

The Hartford Growth Allocation Fund
Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Growth Allocation Fund (the “Fund”) with Hartford Funds Management Company, LLC (the “Adviser”) (the “Agreement”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Adviser to questions posed to it on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Adviser and its affiliates. The Board also received in-person presentations by Fund officers and representatives of the Adviser at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreement. In addition, the Board held a special meeting on May 30, 2014 to consider the Adviser’s proposal to terminate Wellington Management Company, LLP (“Wellington Management”) as sub-adviser and begin managing the Fund directly effective May 31, 2014.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreement with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by the Adviser in connection with the continuation of the Agreement.

In determining whether to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services Provided by the Adviser

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Adviser. The Board considered the Adviser’s professional personnel who provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. In particular, the Board considered the information presented at the May 30, 2014 special meeting regarding the Fund’s portfolio manager, the Adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered that while the Adviser utilizes a different portfolio construction process than Wellington Management, the Fund’s strategic allocation, principal investment strategy, investment objective, performance benchmark and peer group remained the same as when the Fund was managed by Wellington Management. The Board considered the Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning the Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on the Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Adviser’s support of the Fund’s compliance control structure, particularly the resources devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

28

The Hartford Growth Allocation Fund
Approval of Investment Management Agreement (Unaudited) – (continued)

The Board noted that under the Agreement, the Adviser is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services. The Board considered the Adviser’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that the Adviser has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered the Adviser’s approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered the Adviser’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of the Adviser’s services in this regard.

In addition, the Board considered the Adviser’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that the Adviser had incurred in connection with fund combinations in recent years. The Board considered that the Adviser or its affiliates are responsible for providing the Fund’s officers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Performance of the Fund and the Adviser

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Adviser concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its blended custom benchmark for the 1- and 5-year periods and in line with its blended custom benchmark for the 3-year period. The Board further noted recent changes to the Fund’s portfolio management team in connection with the termination of Wellington Management as sub-adviser effective May 31, 2014.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Adviser’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Adviser

The Board reviewed information regarding the Adviser’s cost to provide investment management and related services to the Fund and the Adviser’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to the Adviser and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund.

The Board considered the Consultant’s review of the profitability calculations used by the Adviser in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Adviser and its affiliates from their relationships with the Fund would not be excessive.

29

The Hartford Growth Allocation Fund
Approval of Investment Management Agreement (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Adviser

The Board considered comparative information with respect to the management fees to be paid by the Fund to the Adviser and the total expense ratios of the Fund. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013. The Board also noted that in connection with the termination of Wellington Management and the assumption by the Adviser of responsibility for direct management of the Fund, the Adviser had voluntarily waived 0.015% of its contractual management fee for the Fund commencing on May 31, 2014.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Adviser, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Adviser’s realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that the Adviser has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates from their relationships with the Fund.

The Board noted that the Adviser receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to the Adviser for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of the Adviser, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of the Adviser, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

30

The Hartford Growth Allocation Fund
Approval of Investment Management Agreement (Unaudited) – (continued)

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered the Adviser’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

The Hartford Growth Allocation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the investment manager's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager's asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fund of Funds Risk:The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GA14 12/14 113981-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD HEALTHCARE FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Healthcare Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Healthcare Fund inception 05/01/2000

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Healthcare A#	30.48%	22.87%	12.39%
Healthcare A##	23.30%	21.49%	11.76%
Healthcare B#	29.34%	21.85%	11.71%*
Healthcare B##	24.34%	21.67%	11.71%*
Healthcare C#	29.52%	22.01%	11.58%
Healthcare C##	28.52%	22.01%	11.58%
Healthcare I#	30.84%	23.25%	12.69%
Healthcare R3#	30.08%	22.60%	12.28%
Healthcare R4#	30.45%	22.97%	12.58%
Healthcare R5#	30.82%	23.35%	12.85%
Healthcare Y#	31.00%	23.45%	12.92%
S&P 500 Index	17.27%	16.69%	8.20%
S&P North American Health Care Sector Index	30.02%	22.79%	12.63%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the NYSE MKT LLC, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Healthcare Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Healthcare Class A	1.40%	1.40%
Healthcare Class B	2.26%	2.29%
Healthcare Class C	2.11%	2.11%
Healthcare Class I	1.08%	1.08%
Healthcare Class R3	1.65%	1.66%
Healthcare Class R4	1.35%	1.36%
Healthcare Class R5	1.05%	1.08%
Healthcare Class Y	0.96%	0.96%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Jean M. Hynes, CFA	Ann C. Gallo	Kirk J. Mayer, CFA	Robert L. Deresiewicz
Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst

How did the Fund perform?

The Class A shares of The Hartford Healthcare Fund returned 30.48%, before sales charge, for the twelve-month period ended October 31, 2014, performing roughly in line with the Fund’s benchmark, the S&P North American Health Care Sector Index, which returned 30.02% for the same period. The Fund outperformed the S&P 500 Index, which returned 17.27% for the same period. The Fund outperformed the 29.69% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care stocks (+30%) outperformed both the broader U.S. market (+17%) and the global equity market (+9%) during the period, as measured by the S&P North American Health Care Sector, S&P 500, and the MSCI World Indices respectively. Within the S&P North American Health Care Index, all five sub-sectors posted positive absolute returns. Biopharma returns outperformed across the market-cap spectrum; small-cap, mid-cap, and large-cap biopharma returned approximately 47%, 46%, and 31%, respectively, while medical technology (+23%) and health services (+29%) lagged the broader health care index.

The Fund outperformed the S&P North American Health Care Sector Index due to a combination of positive sector allocation and positive stock selection. Overweight allocations to small- and mid-cap biopharma names as well as an underweight to medical technology contributed to relative performance. However, a modest cash position in an upward trending market environment detracted from relative results during the period. Security selection also contributed to relative returns due to strong selection in large-cap biopharma names and medical technology during the period.

Holdings of Forest Labs (pharma, biotech, & life sciences) and Anacor Pharmaceuticals (pharma, biotech, & life sciences) and having no exposure to Pfizer (pharma, biotech, & life sciences) contributed most to results relative to the S&P North American Health Care Sector Index. Shares of Forest Labs, a U.S.-based pharmaceutical company, soared in early 2014 on news the company was being acquired by Actavis for U.S. $25 billion. Shares of Anacor Pharmaceuticals, a U.S.-based biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics, outperformed on news that its topical toe nail antifungal was approved by the FDA. Pfizer, a large U.S. pharmaceutical company, saw its stock fall after the company's plans to acquire AstraZeneca were rejected after six months of negotiations. Top contributors to absolute performance during the period also included Gilead Sciences (specialty pharmaceuticals) and Covidien (health care equipment & services).

Allergan (pharma, biotech, & life sciences), TESARO (pharma, biotech, & life sciences), and Medicines Company (pharma, biotech, & life sciences) were the top detractors from performance relative to the S&P North American Health Care Sector Index. Shares of Allergan, a specialty pharmaceutical company, rose during the period as the company is being pursued as an acquisition candidate by Valeant Pharmaceuticals. Not owning the strong performing S&P North American Health Care Sector Index -constituent weighed on relative returns. Shares of TESARO, a U.S.-based biopharmaceutical company, pulled back in late March along with many other companies across the biopharma sub-sector, but the stock has been slower to recover from the drawdown. Medicines Company, a pharmaceutical firm focused on the acute-care (hospital-based) drug market, has been a weak performer due to potential generic competition for their lead drug Angiomax. Top detractors from absolute performance during the period also included MediWound (pharma, biotech, & life).

3

The Hartford Healthcare Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We expect consolidation within the industry to continue, particularly among generic manufacturers, health care service companies, and biotechs. However, recent steps by the Treasury to limit inversion-based transactions will likely discourage companies from doing deals that do not have a strong, strategic rationale but rather are mainly driven by the tax considerations. Importantly, the companies held within the Fund that are domiciled in low tax jurisdictions are held for their strong fundamentals and have the qualities to succeed as stand-alone companies, separate from their potential appeal as acquisition targets.

We continue to emphasize holdings in the biopharmaceutical companies most advanced in the immuno-oncology field, as well as other biopharmaceuticals with underappreciated future cash flows. Moreover, we are optimistic about the long-term outlook for the health care services sector and maintain the belief that the evolving structure of health care markets both within and outside the U.S. will lead to the emergence of clear winners and losers. We believe our philosophy of using a long term time horizon to evaluate secular themes and trends as they play out globally will enable us to identify the pockets of opportunity within the health care sector able to generate sustainable, growth.

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	3.0%
Health Care	92.5
Industrials	0.9
Information Technology	0.3
Total	96.7%
Short-Term Investments	1.3
Other Assets and Liabilities	2.0
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Healthcare Fund
Schedule of Investments
October 31, 2014 (000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.7%
	Biotechnology - 25.7%
91	Acorda Therapeutics, Inc. ●	$3,152
413	Alkermes plc ●	20,855
120	Alnylam Pharmaceuticals, Inc. ●	11,138
388	Anacor Pharmaceuticals, Inc. ●	11,415
1,555	Arena Pharmaceuticals, Inc. ●	6,780
599	BioCryst Pharmaceuticals, Inc. ●	7,026
23	Biogen Idec, Inc. ●	7,257
186	Cepheid, Inc. ●	9,841
69	Cubist Pharmaceuticals, Inc. ●	4,990
79	Foundation Medicine, Inc. ●	2,037
526	Gilead Sciences, Inc. ●	58,929
345	Glycomimetics, Inc. ●	2,458
192	Incyte Corp. ●	12,851
125	Innate Pharma S.A. ●	1,152
307	Ironwood Pharmaceuticals, Inc. ●	4,310
9	Kite Pharma, Inc. ●	337
403	NPS Pharmaceuticals, Inc. ●	11,051
34	Otonomy, Inc. ●	899
157	Portola Pharmaceuticals, Inc. ●	4,472
84	PTC Therapeutics, Inc. ●	3,417
72	Regeneron Pharmaceuticals, Inc. ●	28,514
440	Regulus Therapeutics, Inc. ●	8,775
633	Rigel Pharmaceuticals, Inc. ●	1,252
106	Seattle Genetics, Inc. ●	3,878
261	Tesaro, Inc. ●	7,260
260	Tetraphase Pharmaceuticals, Inc. ●	6,211
193	Trevana, Inc. ●	1,119
4	Ultragenyx Pharmaceutical, Inc. ●	193
140	Vertex Pharmaceuticals, Inc. ●	15,771
		257,340
	Drug Retail - 3.0%
202	CVS Health Corp.	17,322
103	Diplomat Pharmacy, Inc. ●	2,208
164	Walgreen Co.	10,556
		30,086
	Health Care Distributors - 5.1%
229	Cardinal Health, Inc.	17,971
165	McKesson Corp.	33,581
		51,552
	Health Care Equipment - 17.5%
357	Abbott Laboratories	15,561
238	AtriCure, Inc. ●	4,154
38	Becton, Dickinson & Co.	4,830
1,337	Boston Scientific Corp. ●	17,755
316	Covidien plc	29,168
265	Globus Medical, Inc. ●	5,871
73	Heartware International, Inc. ●	5,601
561	K2M Group Holdings, Inc. ●	9,033
438	Medtronic, Inc.	29,850
140	Ocular Therapeutix, Inc. ●	2,140
261	St. Jude Medical, Inc.	16,734
159	Stryker Corp.	13,902
144	T2 Biosystems, Inc. ●	2,324
168	Tornier N.V. ●	4,704
316	TriVascular Techonologies, Inc. ●	4,182
90	Zimmer Holdings, Inc.	10,040
		175,849
	Health Care Facilities - 5.1%
114	Acadia Healthcare Co., Inc. ●	7,059
330	HCA Holdings, Inc. ●	23,128
528	NMC Health plc	4,181
2,363	Phoenix Healthcare Group Co., Ltd.	4,645
767	Spire Healthcare Group plc ●	3,436
88	Universal Health Services, Inc. Class B	9,098
		51,547
	Health Care Services - 1.7%
244	Al Noor Hospitals Group	3,976
368	Envision Healthcare Holdings ●	12,857
17	iKang Healthcare Group, Inc. ●	318
		17,151
	Health Care Supplies - 0.7%
96	Dentsply International, Inc.	4,851
163	Endologix, Inc. ●	1,855
		6,706
	Health Care Technology - 2.1%
650	Allscripts Healthcare Solutions, Inc. ●	8,915
56	athenahealth, Inc. ●	6,858
221	IMS Health Holdings, Inc. ●	5,360
		21,133
	Internet Software and Services - 0.3%
209	Everyday Health, Inc. ●	2,853

	Life Sciences Tools and Services - 2.4%
136	Agilent Technologies, Inc.	7,514
41	Covance, Inc. ●	3,287
33	MorphoSys AG ●	3,156
83	Thermo Fisher Scientific, Inc.	9,781
		23,738
	Managed Health Care - 5.7%
312	Aetna, Inc.	25,717
195	CIGNA Corp.	19,439
188	Qualicorp S.A. ●	1,909
110	UnitedHealth Group, Inc.	10,477
		57,542
	Pharmaceuticals - 26.5%
186	Actavis plc ●	45,149
392	Aerie Pharmaceuticals, Inc. ●	9,883
99	Almirall S.A. ●	1,626
238	AstraZeneca plc ADR	17,388
1,018	Bristol-Myers Squibb Co.	59,218
288	Daiichi Sankyo Co., Ltd.	4,326
53	Dr. Reddy's Laboratories Ltd. ADR	2,782
135	Eisai Co., Ltd.	5,295
252	Eli Lilly & Co.	16,718
96	Hospira, Inc. ●	5,177
61	Johnson & Johnson	6,586
264	Medicines Co. ●	6,672
232	MediWound Ltd. ●	1,371
273	Merck & Co., Inc.	15,828
135	Mylan, Inc. ●	7,248
39	Ono Pharmaceutical Co., Ltd.	3,917
17	Salix Pharmaceuticals Ltd. ●	2,480
107	Sanofi-Aventis S.A.	9,713
521	Shionogi & Co., Ltd.	13,620
247	Teva Pharmaceutical Industries Ltd. ADR	13,969
117	UCB S.A.	9,422
370	Xenoport, Inc. ●	2,512
128	Zoetis, Inc.	4,761
		265,661

The accompanying notes are an integral part of these financial statements.

5

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2014 (000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 96.7% - (continued)
	Research and Consulting Services - 0.9%
158	Quintiles Transnational Holdings ●		$9,221

	Total Common Stocks
	(Cost $642,276)		$970,379

	Total Long-Term Investments
	(Cost $642,276)		$970,379

Short-Term Investments - 1.3%
	Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $37, collateralized by U.S. Treasury Note 1.50%, 2019, value of $37)
$37	0.08%, 10/31/2014		$37
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $624, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $636)
624	0.09%, 10/31/2014		624
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $168,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $171)
167	0.08%, 10/31/2014		167
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $568,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $579)
568	0.10%, 10/31/2014		568
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,140, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$2,183)
2,140	0.08%, 10/31/2014		2,140
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $2,460, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$2,509)
2,459	0.09%, 10/31/2014		2,459
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $142, collateralized by U.S. Treasury Note 0.88%, 2017, value of $145)
142	0.13%, 10/31/2014		142
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $209, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $213)
209	0.07%, 10/31/2014		209
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,202, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 1.38%
	- 4.25%, 2015 - 2022, value of $2,246)
2,202	0.08%, 10/31/2014		2,202
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$4,267, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75%
	- 2.88%, 2018 - 2019, value of $4,352)
4,266	0.10%, 10/31/2014		4,266
			12,814
	Total Short-Term Investments
	(Cost $12,814)		$12,814

	Total Investments
	(Cost $655,090) ▲	98.0%	$983,193
	Other Assets and Liabilities	2.0%	19,567
	Total Net Assets	100.0%	$1,002,760

The accompanying notes are an integral part of these financial statements.

6

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2014 (000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $659,485 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$338,897
Unrealized Depreciation	(15,189)
Net Unrealized Appreciation	$323,708

●	Non-income producing.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
JPY	Sell	11/06/2014	DEUT	$362	$360	$2	$–
JPY	Sell	12/17/2014	JPM	13,013	12,353	660	–
JPY	Sell	11/04/2014	SSG	188	181	7	–
JPY	Sell	11/05/2014	UBS	967	939	28	–
Total						$697	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2014 (000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$970,379	$913,507	$56,872	$–
Short-Term Investments	12,814	–	12,814	–
Total	$983,193	$913,507	$69,686	$–
Foreign Currency Contracts *	$697	$–	$697	$–
Total	$697	$–	$697	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Healthcare Fund
Statement of Assets and Liabilities October 31, 2014 (000’s Omitted)

Assets:
Investments in securities, at market value (cost $655,090)	$983,193
Cash	—
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	697
Receivables:
Investment securities sold	16,126
Fund shares sold	3,876
Dividends and interest	991
Other assets	70
Total assets	1,004,953
Liabilities:
Payables:
Investment securities purchased	1,058
Fund shares redeemed	753
Investment management fees	163
Administrative fees	2
Distribution fees	68
Accrued expenses	149
Total liabilities	2,193
Net assets	$1,002,760
Summary of Net Assets:
Capital stock and paid-in-capital	$611,532
Distributions in excess of net investment income	(4,576)
Accumulated net realized gain	67,045
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	328,759
Net assets	$1,002,760

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$36.60/$38.73
Shares outstanding	16,368
Net assets	$599,010
Class B: Net asset value per share	$32.18
Shares outstanding	351
Net assets	$11,303
Class C: Net asset value per share	$32.42
Shares outstanding	5,446
Net assets	$176,581
Class I: Net asset value per share	$37.63
Shares outstanding	3,653
Net assets	$137,450
Class R3: Net asset value per share	$37.58
Shares outstanding	1,077
Net assets	$40,482
Class R4: Net asset value per share	$38.64
Shares outstanding	764
Net assets	$29,530
Class R5: Net asset value per share	$39.60
Shares outstanding	59
Net assets	$2,323
Class Y: Net asset value per share	$39.85
Shares outstanding	153
Net assets	$6,081

The accompanying notes are an integral part of these financial statements.

9

The Hartford Healthcare Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$7,848
Interest	16
Less: Foreign tax withheld	(167)
Total investment income	7,697

Expenses:
Investment management fees	7,318
Administrative services fees
Class R3	65
Class R4	34
Class R5	2
Transfer agent fees
Class A	725
Class B	36
Class C	177
Class I	121
Class R3	2
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	1,252
Class B	137
Class C	1,461
Class R3	162
Class R4	58
Custodian fees	12
Accounting services fees	116
Registration and filing fees	144
Board of Directors' fees	22
Audit fees	17
Other expenses	141
Total expenses (before waivers and fees paid indirectly)	12,002
Expense waivers	—
Commission recapture	(12)
Custodian fee offset	—
Total waivers and fees paid indirectly	(12)
Total expenses, net	11,990
Net Investment Loss	(4,293)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	83,054
Net realized gain on foreign currency contracts	963
Net realized gain on other foreign currency transactions	102
Net Realized Gain on Investments and Foreign Currency Transactions	84,119
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	136,202
Net unrealized appreciation of foreign currency contracts	622
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(48)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	136,776
Net Gain on Investments and Foreign Currency Transactions	220,895
Net Increase in Net Assets Resulting from Operations	$216,602

The accompanying notes are an integral part of these financial statements.

10

The Hartford Healthcare Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment loss	$(4,293)	$(1,920)
Net realized gain on investments and foreign currency transactions	84,119	41,957
Net unrealized appreciation of investments and foreign currency transactions	136,776	134,236
Net Increase in Net Assets Resulting from Operations	216,602	174,273
Capital Share Transactions:
Class A	52,262	28,527
Class B	(6,916)	(3,981)
Class C	22,913	13,332
Class I	30,037	22,756
Class R3	7,219	6,671
Class R4	5,638	1,020
Class R5	614	(1,729)
Class Y	671	(457)
Net increase from capital share transactions	112,438	66,139
Net Increase in Net Assets	329,040	240,412
Net Assets:
Beginning of period	673,720	433,308
End of period	$1,002,760	$673,720
Undistributed (distributions in excess of) net investment income	$(4,576)	$(2,241)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Healthcare Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Healthcare Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

12

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2014 (000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when

13

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2014 (000’s Omitted)

the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal

14

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2014 (000’s Omitted)

rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

15

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$697	$—	$—	$—	$—	$697
Total	$—	$697	$—	$—	$—	$—	$697

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$963	$—	$—	$—	$—	$963
Total	$—	$963	$—	$—	$—	$—	$963

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$622	$—	$—	$—	$—	$622
Total	$—	$622	$—	$—	$—	$—	$622

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's ("FCM") custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

16

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2014 (000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$660	$—	$—	$—	$660
Total subject to a master netting or similar arrangement	$660	$—	$—	$—	$660

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2014 (000’s Omitted)

Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2014, are as follows:

Amount
Undistributed Long-Term Capital Gain	$71,460
Accumulated Capital and Other Losses	(3,936)
Unrealized Appreciation*	323,704
Total Accumulated Earnings	$391,228

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$1,958
Accumulated Net Realized Gain (Loss)	160
Capital Stock and Paid-in-Capital	(2,118)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

During the year ended October 31, 2014, the Fund utilized $12,172 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The

18

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, these amounts, if any, are included in the Statement of Operations.

19

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2014 (000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.33%
Class B	2.20
Class C	2.05
Class I	1.04
Class R3	1.64
Class R4	1.34
Class R5	1.05
Class Y	0.93

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $2,495 and contingent deferred sales charges of $18 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

20

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$330,884	$—	$330,884
Sales Proceeds	228,290	—	228,290

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	4,289	—	(2,729)	1,560	3,668	—	(2,623)	1,045
Amount	$139,654	$—	$(87,392)	$52,262	$90,251	$—	$(61,724)	$28,527
Class B
Shares	13	—	(253)	(240)	27	—	(215)	(188)
Amount	$398	$—	$(7,314)	$(6,916)	$562	$—	$(4,543)	$(3,981)
Class C
Shares	1,432	—	(646)	786	1,164	—	(584)	580
Amount	$41,553	$—	$(18,640)	$22,913	$25,634	$—	$(12,302)	$13,332
Class I
Shares	1,780	—	(874)	906	1,338	—	(450)	888
Amount	$59,336	$—	$(29,299)	$30,037	$33,867	$—	$(11,111)	$22,756
Class R3
Shares	534	—	(319)	215	492	—	(233)	259
Amount	$17,904	$—	$(10,685)	$7,219	$12,434	$—	$(5,763)	$6,671
Class R4
Shares	350	—	(188)	162	292	—	(273)	19
Amount	$11,951	$—	$(6,313)	$5,638	$7,558	$—	$(6,538)	$1,020
Class R5
Shares	56	—	(39)	17	39	—	(112)	(73)
Amount	$1,951	$—	$(1,337)	$614	$1,002	$—	$(2,731)	$(1,729)
Class Y
Shares	95	—	(75)	20	24	—	(41)	(17)
Amount	$3,295	$—	$(2,624)	$671	$613	$—	$(1,070)	$(457)
Total
Shares	8,549	—	(5,123)	3,426	7,044	—	(4,531)	2,513
Amount	$276,042	$—	$(163,604)	$112,438	$171,921	$—	$(105,782)	$66,139

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	43	$1,399
For the Year Ended October 31, 2013	42	$987

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

21

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

22

The Hartford Healthcare Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$–	$–	$–	$36.60	30.48%	$599,010	1.33%	1.33%	(0.40)%
B	24.88	(0.36)	7.66	7.30	–	–	–	32.18	29.34	11,303	2.20	2.20	(1.27)
C	25.03	(0.32)	7.71	7.39	–	–	–	32.42	29.52	176,581	2.06	2.06	(1.13)
I	28.76	(0.04)	8.91	8.87	–	–	–	37.63	30.84	137,450	1.05	1.05	(0.12)
R3	28.89	(0.24)	8.93	8.69	–	–	–	37.58	30.08	40,482	1.64	1.64	(0.71)
R4	29.62	(0.14)	9.16	9.02	–	–	–	38.64	30.45	29,530	1.34	1.34	(0.41)
R5	30.27	(0.04)	9.37	9.33	–	–	–	39.60	30.82	2,323	1.05	1.05	(0.12)
Y	30.42	–	9.43	9.43	–	–	–	39.85	31.00	6,081	0.94	0.94	–

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$–	$–	$–	$28.05	39.48%	$415,323	1.40%	1.40%	(0.24)%
B	17.99	(0.23)	7.12	6.89	–	–	–	24.88	38.30	14,697	2.29	2.26	(1.08)
C	18.07	(0.21)	7.17	6.96	–	–	–	25.03	38.52	116,641	2.11	2.11	(0.95)
I	20.55	0.01	8.20	8.21	–	–	–	28.76	39.95	79,005	1.08	1.08	0.06
R3	20.77	(0.13)	8.25	8.12	–	–	–	28.89	39.09	24,914	1.66	1.65	(0.51)
R4	21.22	(0.05)	8.45	8.40	–	–	–	29.62	39.59	17,817	1.36	1.35	(0.20)
R5	21.62	0.05	8.60	8.65	–	–	–	30.27	40.01	1,267	1.08	1.05	0.19
Y	21.71	0.05	8.66	8.71	–	–	–	30.42	40.12	4,056	0.96	0.96	0.20

For the Year Ended October 31, 2012 (D)
A	$16.80	$–	$3.31	$3.31	$–	$–	$–	$20.11	19.70%	$276,741	1.47%	1.47%	–%
B	15.15	(0.17)	3.01	2.84	–	–	–	17.99	18.75	14,015	2.38	2.28	(0.84)
C	15.20	(0.12)	2.99	2.87	–	–	–	18.07	18.88	73,728	2.17	2.17	(0.71)
I	17.10	0.07	3.38	3.45	–	–	–	20.55	20.18	38,199	1.11	1.11	0.35
R3	17.38	(0.02)	3.41	3.39	–	–	–	20.77	19.51	12,521	1.69	1.65	(0.15)
R4	17.70	0.02	3.50	3.52	–	–	–	21.22	19.89	12,363	1.38	1.35	0.11
R5	17.98	0.08	3.56	3.64	–	–	–	21.62	20.24	2,489	1.09	1.05	0.43
Y	18.05	0.10	3.56	3.66	–	–	–	21.71	20.28	3,252	0.98	0.98	0.48

For the Year Ended October 31, 2011
A	$15.21	$(0.04)	$1.63	$1.59	$–	$–	$–	$16.80	10.45%	$224,294	1.49%	1.49%	(0.24)%
B	13.83	(0.16)	1.48	1.32	–	–	–	15.15	9.54	17,208	2.38	2.28	(1.04)
C	13.86	(0.14)	1.48	1.34	–	–	–	15.20	9.67	65,692	2.18	2.18	(0.93)
I	15.44	0.02	1.64	1.66	–	–	–	17.10	10.75	32,213	1.18	1.18	0.09
R3	15.76	(0.07)	1.69	1.62	–	–	–	17.38	10.28	5,905	1.71	1.65	(0.39)
R4	16.01	(0.02)	1.71	1.69	–	–	–	17.70	10.56	9,241	1.39	1.35	(0.09)
R5	16.21	0.04	1.73	1.77	–	–	–	17.98	10.92	1,403	1.09	1.05	0.21
Y	16.26	0.05	1.74	1.79	–	–	–	18.05	11.01	2,555	0.99	0.99	0.27

See Portfolio Turnover information on the next page.

23

The Hartford Healthcare Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2010 (D)
A	$13.07	$–	$2.14	$2.14	$–	$–	$–	$15.21	16.37%	$236,781	1.49%	1.49%	(0.03)%
B	11.98	(0.14)	1.99	1.85	–	–	–	13.83	15.44	23,023	2.39	2.28	(0.84)
C	11.99	(0.11)	1.98	1.87	–	–	–	13.86	15.60	71,124	2.18	2.18	(0.72)
I	13.23	0.04	2.17	2.21	–	–	–	15.44	16.70	14,176	1.22	1.22	0.24
R3	13.57	(0.02)	2.21	2.19	–	–	–	15.76	16.14	3,549	1.70	1.70	(0.17)
R4	13.74	0.02	2.25	2.27	–	–	–	16.01	16.52	7,939	1.37	1.37	0.11
R5	13.87	0.06	2.28	2.34	–	–	–	16.21	16.87	1,895	1.08	1.08	0.38
Y	13.90	0.08	2.28	2.36	–	–	–	16.26	16.98	2,294	0.97	0.97	0.50

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	28%
For the Year Ended October 31, 2013	32
For the Year Ended October 31, 2012	46
For the Year Ended October 31, 2011	44
For the Year Ended October 31, 2010	36

24

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Healthcare Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Healthcare Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

25

The Hartford Healthcare Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

26

The Hartford Healthcare Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

27

The Hartford Healthcare Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Healthcare Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

29

The Hartford Healthcare Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,163.40	$7.26	$1,000.00	$1,018.49	$6.77	1.33%	184	365
Class B	$1,000.00	$1,158.40	$11.88	$1,000.00	$1,014.19	$11.09	2.18	184	365
Class C	$1,000.00	$1,159.10	$11.22	$1,000.00	$1,014.81	$10.47	2.06	184	365
Class I	$1,000.00	$1,165.00	$5.76	$1,000.00	$1,019.89	$5.37	1.06	184	365
Class R3	$1,000.00	$1,161.30	$8.95	$1,000.00	$1,016.92	$8.35	1.64	184	365
Class R4	$1,000.00	$1,163.20	$7.31	$1,000.00	$1,018.45	$6.82	1.34	184	365
Class R5	$1,000.00	$1,165.00	$5.73	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class Y	$1,000.00	$1,165.50	$5.13	$1,000.00	$1,020.47	$4.79	0.94	184	365

30

The Hartford Healthcare Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Healthcare Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

31

The Hartford Healthcare Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

32

The Hartford Healthcare Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

33

The Hartford Healthcare Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford Healthcare Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Health Sector Risk: Risks of focusing investments on the health care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes and potential product obsolescence, and liquidity risk.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Small/Mid-Cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

35

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-HC14 12/14 113984-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD HIGH YIELD FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford High Yield Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford High Yield Fund inception 09/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide high current income, and long-term total return.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
High Yield A#	5.35%	9.43%	6.64%
High Yield A##	0.61%	8.43%	6.15%
High Yield B#	4.60%	8.61%	6.01%*
High Yield B##	-0.40%	8.32%	6.01%*
High Yield C#	4.60%	8.64%	5.87%
High Yield C##	3.60%	8.64%	5.87%
High Yield I#	5.60%	9.78%	6.91%
High Yield R3#	5.18%	9.12%	6.51%
High Yield R4#	5.35%	9.44%	6.76%
High Yield R5#	5.81%	9.76%	6.98%
High Yield Y#	5.73%	9.81%	7.05%
Barclays U.S. Corporate High Yield Bond Index	5.82%	10.44%	8.26%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford High Yield Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
High Yield Class A	1.05%	1.15%
High Yield Class B	1.80%	1.99%
High Yield Class C	1.80%	1.81%
High Yield Class I	0.80%	0.81%
High Yield Class R3	1.35%	1.47%
High Yield Class R4	1.05%	1.14%
High Yield Class R5	0.75%	0.84%
High Yield Class Y	0.70%	0.72%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Christopher A. Jones, CFA
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford High Yield Fund returned 5.35%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned 5.82% for the same period. The Fund outperformed the 4.45% average return of the Lipper High Current Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter Gross Domestic Product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

The Barclays U.S. Corporate High Yield Bond Index returned 5.82% for the twelve-months ended October 31, 2014 and outperformed duration equivalent Treasuries by 3.84%. The Option-Adjusted Spread (OAS) of the Barclays U.S. Corporate High Yield Bond Index was 4.15% on October 31, 2014, in line from a year ago (4.16%).

An important detractor from the Fund’s performance over the period included being underweight to BB-rated securities, the highest quality sector in High Yield. These bonds outperformed the lower quality sectors on a duration-adjusted basis during the period. An out-of-benchmark allocation to Bank Loans slightly detracted from performance. Bank Loans are floating rate securities and thus did not benefit from falling rates.

In terms of sector allocations, the Fund benefitted from being underweight two sectors that significantly underperformed versus other Barclays U.S. Corporate High Yield Bond Index sectors – Gaming and Energy. The fundamentals of both sectors appear to have deteriorated - the former due to increased competition as more state legislatures pass laws allowing gambling. Many of the issuers in the Energy sector are Exploration and Production companies.

3

The Hartford High Yield Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

These companies tend to have poor free cash flow metrics, which have been exacerbated by weak Natural Gas and oil prices. On the other hand being underweight in the Utility sector detracted slightly from benchmark-relative returns.

Security selection was positive in the period. Importantly, we have started to see more divergence in the performance of companies over the period allowing for more opportunities to add value from security selection. In the Gaming sector, not having exposure to Caesars Entertainment, a highly leveraged company in a troubled sector contributed to performance. Security selection in the Financial Services sector contributed to performance including an overweight position in Nuveen Investments which was acquired by TIAA-CREF, during the period. Security selection in Healthcare was also a positive contributor. The Fund benefitted from overweight positions in HCA and Community Health Systems. We continue to favor select large hospital companies as we feel that they will benefit from Healthcare reforms. Some of the issuers that detracted from performance during the period were overweight positions in Nii Holdings in the wireless sector with operations in South America and Paragon Offshore, an Energy company. We have exited the position in Nii Holdings believing that we are no longer being compensated for the operational risks this company is facing. We believe that Paragon Offshore is well positioned to absorb any potential weakness and should remain cash flow positive even under a bear market scenario. Offsetting any fundamental weakness is a strong current backlog and decent asset coverage. Not owning Telecom Italia, a large issuer which migrated down to high yield in recent years from investment grade, also hurt performance. We have been cautious in taking on exposure to peripheral European issuers.

Over the period, the Fund had a small position in high yield credit default swap index (CDX), which had a marginal impact on benchmark relative performance. The Fund’s CDX position is used for liquidity purposes and for tactically adjusting the risk posture of the Fund.

What is the outlook?

Our outlook for U.S. high-yield bonds remains positive, based on the steadily improving macroeconomic backdrop, our expectations that default levels will remain low, and positive corporate fundamentals. In our view, valuations are now more attractive, with spreads around their long-term historical averages, and reasonable for this point in the cycle; the trailing 12-month par-weighted default rate remains below its long-term average. While we see that there has been a recent pickup in shareholder-friendly actions such as M&A activity and leveraged buyouts at the margin, we do not believe this is likely to affect default rates in the near to medium term. As noted above, we expect that idiosyncratic risk will become increasingly important with greater dispersion of returns between companies. In this environment we would expect to see increased stress on more highly leveraged companies with poor fundamentals.

Credit Exposure

as of October 31, 2014

Credit Rating *	Percentage of Net Assets
Baa/ BBB	1.0%
Ba/ BB	26.1
B	40.3
Caa/ CCC or Lower	21.6
Not Rated	1.8
Non-Debt Securities and Other Short-Term Instruments	7.6
Other Assets and Liabilities	1.6
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type
as of October 31, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	1.3
Total	1.4%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Corporate Bonds	87.7
Senior Floating Rate Interests	3.1
Total	90.8%
Short-Term Investments	6.2
Other Assets and Liabilities	1.6
Total	100.0%

4

The Hartford High Yield Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 0.0%
		Finance and Insurance - 0.0%
		Soundview NIM Trust
	$920	0.00%, 12/25/2036 ■●	$–

		Total Asset and Commercial Mortgage Backed Securities
		(Cost $916)	$–

Corporate Bonds - 87.7%
		Administrative, Support, Waste Management and Remediation Services - 1.3%
		Casella Waste Systems, Inc.
	$1,560	7.75%, 02/15/2019	$1,591
		ServiceMaster (The) Co.
	3,522	7.00%, 08/15/2020	3,725
			5,316
		Arts, Entertainment and Recreation - 4.4%
		CCO Holdings LLC
	105	5.13%, 02/15/2023	105
	495	5.75%, 09/01/2023	507
	2,920	7.38%, 06/01/2020	3,130
		Cequel Communications Holdings I LLC
	2,425	5.13%, 12/15/2021 ■	2,367
		Emdeon, Inc.
	1,625	11.00%, 12/31/2019	1,802
		Gannett Co., Inc.
	1,615	4.88%, 09/15/2021 ■	1,627
	3,105	5.13%, 10/15/2019	3,229
	270	5.50%, 09/15/2024 ■	279
	800	6.38%, 10/15/2023	860
		Gray Television, Inc.
	2,545	7.50%, 10/01/2020	2,663
		NBC Universal Enterprise
	1,980	5.25%, 12/19/2049 ■‡	2,062
			18,631
		Chemical Manufacturing - 2.1%
		Hexion U.S. Finance Corp.
	2,030	6.63%, 04/15/2020	2,030
		Ineos Group Holdings plc
	2,710	5.88%, 02/15/2019 ■	2,706
	4,205	6.13%, 08/15/2018 ■	4,242
			8,978
		Computer and Electronic Product Manufacturing - 3.3%
		Alcatel-Lucent USA, Inc.
	2,010	6.75%, 11/15/2020 ■	2,071
		CDW LLC / CDW Finance Corp.
	3,330	6.00%, 08/15/2022	3,513
		Freescale Semiconductor, Inc.
	4,520	6.00%, 01/15/2022 ■	4,633
		Lucent Technologies, Inc.
	3,070	6.45%, 03/15/2029	2,955
	660	6.50%, 01/15/2028	635
			13,807
		Construction - 4.6%
		K Hovnanian Enterprises, Inc.
	570	7.00%, 01/15/2019 ■	556
	245	8.00%, 11/01/2019 ■	245
	2,426	9.13%, 11/15/2020 ■	2,632
		KB Home
	1,030	7.00%, 12/15/2021	1,102
	1,895	7.50%, 09/15/2022	2,042
	1,510	8.00%, 03/15/2020	1,684
		Lennar Corp.
	3,100	4.75%, 12/15/2017 - 11/15/2022	3,114
		M/I Homes, Inc.
	543	3.00%, 03/01/2018 β	550
		MPH Acquisition Holdings LLC
	1,390	6.63%, 04/01/2022 ■	1,454
		Paragon Offshore plc
	3,345	6.75%, 07/15/2022 ■	2,550
		Ply Gem Industries, Inc.
	3,665	6.50%, 02/01/2022	3,605
			19,534
		Electrical Equipment and Appliance Manufacturing - 0.2%
		Sensata Technologies B.V.
	685	5.63%, 11/01/2024 ■	723

		Fabricated Metal Product Manufacturing - 0.6%
		Entegris, Inc.
	2,380	6.00%, 04/01/2022 ■	2,422

		Finance and Insurance - 9.7%
		AerCap Ireland Capital Ltd.
	1,670	4.50%, 05/15/2021 ■	1,687
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	2,600	7.00%, 12/29/2049 §	3,342
	800	9.00%, 05/09/2018 §♠	865
		Barclays Bank plc
	525	6.63%, 09/15/2019 ♠	502
	3,105	8.25%, 12/15/2018 ♠β	3,206
		CIT Group, Inc.
	2,554	5.50%, 02/15/2019 ■	2,725
		Credit Agricole S.A.
	945	7.88%, 01/23/2024 ■♠	975
		Credit Suisse Group AG
	1,320	7.50%, 12/11/2023 ■♠	1,403
		HBOS Capital Funding L.P.
	1,250	6.85%, 12/23/2014 §♠	1,254
		Nationstar Mortgage LLC
	2,270	6.50%, 08/01/2018	2,225
	1,461	7.88%, 10/01/2020	1,439
		Nuveen Investments, Inc.
	1,845	9.13%, 10/15/2017 ■	1,971
		Provident Funding Associates L.P.
	4,280	6.75%, 06/15/2021 ■	4,269
		Royal Bank of Scotland Group plc
	2,700	6.99%, 10/05/2017 ■♠	3,064
	1,800	7.64%, 09/27/2017 ♠Δ	1,904
		Societe Generale
	1,075	6.00%, 01/27/2020 ■♠	1,013
	1,535	7.88%, 12/18/2023 ■♠	1,535
	2,525	8.25%, 11/29/2018 §♠	2,668
		SoftBank Corp.
	2,940	4.50%, 04/15/2020 ■	2,977
		TMX Finance LLC
	2,285	8.50%, 09/15/2018 ■	2,228
			41,252

The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 87.7% - (continued)
		Food Services - 1.0%
		ARAMARK Corp.
	$2,875	5.75%, 03/15/2020	$3,004
		CEC Entertainment, Inc.
	1,415	8.00%, 02/15/2022 ■	1,359
			4,363
		Health Care and Social Assistance - 9.7%
		Alere, Inc.
	2,645	6.50%, 06/15/2020	2,724
		AmSurg Corp.
	1,255	5.63%, 07/15/2022 ■	1,300
		Biomet, Inc.
	1,205	6.50%, 08/01/2020	1,289
		Community Health Systems, Inc.
	615	5.13%, 08/15/2018	640
	4,880	6.88%, 02/01/2022	5,258
	1,985	7.13%, 07/15/2020	2,149
		Cubist Pharmaceuticals
	626	1.88%, 09/01/2020 β	731
		Envision Healthcare Corp.
	970	5.13%, 07/01/2022 ■	982
		Grifols Worldwide Operations Ltd.
	1,015	5.25%, 04/01/2022 ■	1,040
		HCA Holdings, Inc.
	2,645	6.25%, 02/15/2021	2,847
	4,626	7.50%, 11/15/2095	4,441
		InVentiv Health, Inc.
	1,070	9.00%, 01/15/2018 ■	1,110
		Pinnacle Merger Sub, Inc.
	2,820	9.50%, 10/01/2023 ■	3,074
		Salix Pharmaceuticals Ltd.
	5,826	6.00%, 01/15/2021 ■	6,307
		Savient Pharmaceuticals, Inc.
	2,815	0.00%, 02/01/2018 Ω	3
		Tenet Healthcare Corp.
	2,565	4.75%, 06/01/2020	2,623
	1,640	5.00%, 03/01/2019 ■	1,642
	1,585	8.13%, 04/01/2022	1,817
		Wellcare Health Plans, Inc.
	1,160	5.75%, 11/15/2020	1,195
			41,172
		Information - 22.1%
		Activision Blizzard, Inc.
	5,422	5.63%, 09/15/2021 ■	5,768
	1,025	6.13%, 09/15/2023 ■	1,110
		Altice Financing S.A.
	235	6.50%, 01/15/2022 ■	241
	2,100	7.88%, 12/15/2019 ■‡	2,239
	250	8.13%, 01/15/2024 ■	263
	925	9.88%, 12/15/2020 ■	1,031
		Audatex North America, Inc.
	3,841	6.00%, 06/15/2021 ■	4,062
		DISH DBS Corp.
	1,250	5.00%, 03/15/2023	1,245
	3,270	6.75%, 06/01/2021	3,630
	2,812	7.88%, 09/01/2019	3,265
		First Data Corp.
	990	6.75%, 11/01/2020 ■	1,059
	1,960	7.38%, 06/15/2019 ■	2,078
	4,350	8.25%, 01/15/2021 ■	4,720
	512	14.50%, 09/24/2019 ■Þ	535
		Harron Communications L.P.
	950	9.13%, 04/01/2020 ■	1,035
		Infor Software Parent LLC
	3,315	7.13%, 05/01/2021 ■	3,356
		Infor US, Inc.
	880	9.38%, 04/01/2019	957
		Intelsat Jackson Holdings S.A.
	190	6.63%, 12/15/2022	200
	1,140	7.50%, 04/01/2021	1,234
		Intelsat Luxembourg S.A.
	1,940	6.75%, 06/01/2018	2,008
	4,435	7.75%, 06/01/2021	4,635
		Level 3 Escrow, Inc.
	2,380	5.38%, 08/15/2022 ■	2,422
	1,166	8.13%, 07/01/2019	1,248
		Level 3 Financing, Inc.
	890	6.13%, 01/15/2021	933
	2,319	7.00%, 06/01/2020	2,476
		MetroPCS Wireless, Inc.
	3,125	6.63%, 11/15/2020	3,293
		Paetec Holding Corp.
	961	9.88%, 12/01/2018	1,014
		Softbrands, Inc.
	1,480	11.50%, 07/15/2018	1,635
		Sprint Communications, Inc.
	3,470	7.00%, 03/01/2020 ■	3,871
	1,533	9.00%, 11/15/2018 ■	1,803
		Sprint Corp.
	4,070	7.25%, 09/15/2021 ■	4,304
	3,890	7.88%, 09/15/2023 ■	4,211
		Syniverse Holdings, Inc.
	3,945	9.13%, 01/15/2019	4,142
		T-Mobile USA, Inc.
	225	6.13%, 01/15/2022	233
	795	6.46%, 04/28/2019	829
	330	6.50%, 01/15/2024	346
	2,440	6.63%, 04/28/2021	2,571
	2,155	6.73%, 04/28/2022	2,279
		Unitymedia Hessen GmbH & Co.
	3,045	5.50%, 01/15/2023 ■	3,174
		Verint Systems, Inc.
	1,034	1.50%, 06/01/2021 β	1,154
		Videotron Ltd.
	170	9.13%, 04/15/2018	176
		Wind Acquisition Finance S.A.
EUR	3,080	4.00%, 07/15/2020 ■	3,802
	770	6.50%, 04/30/2020 ■	801
		Windstream Corp.
	2,050	7.50%, 04/01/2023	2,152
			93,540
		Machinery Manufacturing - 0.8%
		Case New Holland Industrial, Inc.
	3,104	7.88%, 12/01/2017	3,484

		Mining - 3.4%
		AK Steel Corp.
	3,980	7.63%, 05/15/2020 - 10/01/2021	3,999
	1,460	8.38%, 04/01/2022	1,489
		FMG Resources Aug 2006
	6,400	6.88%, 04/01/2022 ■	6,608

The accompanying notes are an integral part of these financial statements.

6

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 87.7% - (continued)
		Mining - 3.4% - (continued)
		Steel Dynamics, Inc.
	$1,000	5.13%, 10/01/2021 ■	$1,035
	1,095	5.50%, 10/01/2024 ■	1,158
			14,289
		Miscellaneous Manufacturing - 0.5%
		DigitalGlobe, Inc.
	2,190	5.25%, 02/01/2021 ■	2,130

		Motor Vehicle and Parts Manufacturing - 2.0%
		Chrysler Group LLC
	690	8.00%, 06/15/2019	739
	3,745	8.25%, 06/15/2021	4,185
		General Motors Co.
	2,315	4.88%, 10/02/2023	2,480
	820	6.25%, 10/02/2043	976
			8,380
		Nonmetallic Mineral Product Manufacturing - 1.9%
		Ardagh Finance Holdings S.A.
	1,200	8.63%, 06/15/2019 ■	1,227
		Ardagh Packaging Finance plc
	685	6.00%, 06/30/2021 ■	676
	1,767	9.13%, 10/15/2020 ■	1,904
		Cemex Finance LLC
	2,240	6.00%, 04/01/2024 ■	2,284
		Cemex S.A.B. de C.V.
	1,995	5.70%, 01/11/2025 ■	1,954
			8,045
		Other Services - 1.5%
		Abengoa Finance
EUR	1,150	6.00%, 03/31/2021 §	1,401
EUR	745	6.00%, 03/31/2021 ■	908
	2,125	7.75%, 02/01/2020 ■	2,221
		Abengoa Greenfield S.A.
	1,685	6.50%, 10/01/2019 ■	1,689
			6,219
		Petroleum and Coal Products Manufacturing - 5.3%
		Antero Resources Corp.
	470	5.38%, 11/01/2021	477
		Antero Resources Finance Corp.
	2,510	6.00%, 12/01/2020	2,610
		Bonanza Creek Energy, Inc.
	2,395	6.75%, 04/15/2021	2,401
		Cobalt International Energy, Inc.
	1,645	2.63%, 12/01/2019 β	1,222
		Concho Resources, Inc.
	925	5.50%, 10/01/2022	976
		Diamondback Energy, Inc.
	2,215	7.63%, 10/01/2021	2,353
		Everest Acquisition LLC
	1,800	9.38%, 05/01/2020	1,967
		Harvest Operations Corp.
	1,010	6.88%, 10/01/2017	1,030
		Range Resources Corp.
	455	5.00%, 08/15/2022	477
		Rosetta Resources, Inc.
	1,590	5.63%, 05/01/2021	1,542
	1,120	5.88%, 06/01/2022	1,075
		Tullow Oil plc
	2,270	6.00%, 11/01/2020 ■	2,123
	2,030	6.25%, 04/15/2022 ■	1,888
		WPX Energy, Inc.
	1,380	5.25%, 09/15/2024 ☼	1,346
	920	6.00%, 01/15/2022	964
			22,451
		Pipeline Transportation - 0.7%
		El Paso Corp.
	595	7.00%, 06/15/2017	662
		Energy Transfer Equity L.P.
	1,757	7.50%, 10/15/2020	2,021
		Kinder Morgan Finance Co.
	240	6.00%, 01/15/2018 ■	263
			2,946
		Plastics and Rubber Products Manufacturing - 0.7%
		Associated Materials LLC
	930	9.13%, 11/01/2017	909
		Nortek, Inc.
	1,825	8.50%, 04/15/2021	1,962
			2,871
		Primary Metal Manufacturing - 1.1%
		ArcelorMittal
	210	7.25%, 03/01/2041	217
	1,175	7.50%, 10/15/2039	1,254
		Constellium N.V.
	475	5.75%, 05/15/2024 ■	470
		United States Steel Corp.
	2,526	7.38%, 04/01/2020	2,829
			4,770
		Printing and Related Support Activities - 1.1%
		Quad Graphics, Inc.
	3,265	7.00%, 05/01/2022 ■	3,135
		Quebecor Media, Inc.
	1,540	5.75%, 01/15/2023	1,586
			4,721
		Professional, Scientific and Technical Services - 1.5%
		Getty Images, Inc.
	3,115	7.00%, 10/15/2020 ■	2,398
		SunGard Data Systems, Inc.
	3,190	6.63%, 11/01/2019	3,302
	783	7.38%, 11/15/2018	816
			6,516
		Real Estate, Rental and Leasing - 1.9%
		International Lease Finance Corp.
	7,415	5.88%, 04/01/2019 - 08/15/2022	8,011
			8,011
		Retail Trade - 4.1%
		99 Cents Only Stores
	2,010	11.00%, 12/15/2019	2,176
		Albertson's Holdings LLC
	2,000	7.75%, 10/15/2022 ■	1,970
		Building Materials Corp.
	4,050	5.38%, 11/15/2024 ■☼	4,060
		GRD Holding III Corp.
	2,210	10.75%, 06/01/2019 ■	2,439
		Michaels Stores, Inc.
	2,240	5.88%, 12/15/2020 ■	2,268
		Party City Holdings, Inc.
	1,755	8.88%, 08/01/2020	1,904

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 87.7% - (continued)
	Retail Trade - 4.1% - (continued)
	PC Nextco Holdings LLC/PC Nextco Finance, Inc.
$2,585	8.75%, 08/15/2019	$2,624
		17,441
	Soap, Cleaning Compound and Toilet Manufacturing - 0.5%
	Sun Products Corp.
2,760	7.75%, 03/15/2021 ■	2,042

	Utilities - 1.4%
	Dolphin Subsidiary II, Inc.
3,575	7.25%, 10/15/2021	3,798
	GenOn Americas Generation LLC
1,100	9.13%, 05/01/2031	1,029
	Texas Competitive Electric Holdings Co. LLC
1,460	11.50%, 10/01/2020 ■Ϫ	1,172
		5,999
	Wholesale Trade - 0.3%
	Dynegy, Inc.
755	5.88%, 06/01/2023	740
485	7.38%, 11/01/2022 ■	513
235	7.63%, 11/01/2024 ■	249
		1,502
	Total Corporate Bonds
	(Cost $367,521)	$371,555

Senior Floating Rate Interests ♦ - 3.1%
	Finance and Insurance - 0.2%
	Asurion LLC
$830	8.50%, 03/03/2021	$842

	Mining - 0.5%
	Arch Coal, Inc.
2,418	6.25%, 05/16/2018	2,131

	Other Services - 0.6%
	Gardner Denver, Inc.
2,589	4.25%, 07/30/2020	2,551

	Retail Trade - 0.9%
	Lands' End, Inc.
2,152	4.25%, 04/04/2021	2,100
	Neiman Marcus (The) Group, Inc.
1,981	4.25%, 10/25/2020	1,953
		4,053
	Utilities - 0.9%
	Texas Competitive Electric Holdings Co. LLC
5,000	4.65%, 10/10/2017 Ψ	3,636

	Total Senior Floating Rate Interests
	(Cost $13,407)	$13,213

Common Stocks - 0.1%
	Energy - 0.1%
104,555	KCA Deutag ⌂●†	$511

	Total Common Stocks
	(Cost $1,417)	$511

Preferred Stocks - 1.3%
	Diversified Financials - 0.9%
–	Citigroup Capital XIII	$3
139	GMAC Capital Trust I β	3,705
		3,708
	Telecommunication Services - 0.4%
29	Intelsat S.A., 5.75% β	1,479

	Total Preferred Stocks
	(Cost $4,780)	$5,187

	Total Long-Term Investments
	(Cost $388,041)	$390,466

Short-Term Investments - 6.2%
Repurchase Agreements - 6.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $75, collateralized by U.S. Treasury Note 1.50%, 2019, value of $76)
$75	0.08%, 10/31/2014	$75
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $1,274, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $1,300)
1,274	0.09%, 10/31/2014	1,274
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $342, collateralized by U.S.
Treasury Bond 2.88% - 5.25%, 2029 - 2043,
U.S. Treasury Note 0.38% - 4.50%, 2015 -
	2022, value of $349)
342	0.08%, 10/31/2014	342
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,160, collateralized by FHLMC
2.00% - 5.50%, 2022 - 2034, FNMA 2.00% -
4.50%, 2024 - 2039, GNMA 3.00%, 2043,
U.S. Treasury Note 4.63%, 2017, value of
	$1,184)
1,160	0.10%, 10/31/2014	1,160
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$4,373, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$4,460)
4,373	0.08%, 10/31/2014	4,373
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $5,026,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $5,126)
5,026	0.09%, 10/31/2014	5,026

The accompanying notes are an integral part of these financial statements.

8

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Short-Term Investments - 6.2% - (continued)
Repurchase Agreements - 6.2% - (continued)
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $290, collateralized by U.S. Treasury Note 0.88%, 2017, value of $296)
$290	0.13%, 10/31/2014	$290
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $427, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$436)
427	0.07%, 10/31/2014	427
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $4,499, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury
Bond 3.75% - 11.25%, 2015 - 2043, U.S.
Treasury Note 1.38% - 4.25%, 2015 - 2022,
	value of $4,589)
4,499	0.08%, 10/31/2014	4,499
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$8,718, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note
	1.75% - 2.88%, 2018 - 2019, value of $8,893)
8,718	0.10%, 10/31/2014	8,718
		26,184
	Total Short-Term Investments
	(Cost $26,184)	$26,184

Total Investments
(Cost $414,225) ▲	98.4%	$416,650
Other Assets and Liabilities	1.6%	6,924
Total Net Assets	100.0%	$423,574

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $414,433 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,905
Unrealized Depreciation	(8,688)
Net Unrealized Appreciation	$2,217

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $511, which represents 0.1% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

Ϫ	The issuer is in bankruptcy. The investment held by the Fund has made partial interest payments.

Ω	Debt security in default due to bankruptcy.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $171,899, which represents 40.6% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $9,530, which represents 2.2% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	104,555	KCA Deutag	$1,417

At October 31, 2014, the aggregate value of these securities was $511, which represents 0.1% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Þ	This security may pay interest in the form of additional principal in lieu of cash.

The accompanying notes are an integral part of these financial statements.

10

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $4,084 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
Centrally cleared swaps contracts	$567	$–
Total	$567	$–

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.22	CME	USD	8,425	5.00%	06/20/19	$652	$631	$–	$(21)	$28	$–
CDX.NA.HY.23	CME	USD	4,000	5.00%	12/20/19	285	280	–	(5)	–	(5)
Total						$937	$911	$–	$(26)	$28	$(5)

(a)	The FCM to the contracts is GSC.

(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Sell	11/28/2014	JPM	$9,820	$9,717	$103	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CME	Chicago Mercantile Exchange
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
EUR	EURO
USD	U.S. Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$–	$–	$–	$–
Common Stocks ‡	511	–	–	511
Corporate Bonds	371,555	–	371,555	–
Preferred Stocks	5,187	5,187	–	–
Senior Floating Rate Interests	13,213	–	13,213	–
Short-Term Investments	26,184	–	26,184	–
Total	$416,650	$5,187	$410,952	$511
Foreign Currency Contracts *	$103	$–	$103	$–
Total	$103	$–	$103	$–
Liabilities:
Swaps - Credit Default *	$26	$–	$26	$–
Total	$26	$–	$26	$–

♦	For the year ended October 31, 2014, investments valued at $1,224 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	*	$—	$—	$—	$—	$—	$—
Common Stocks	725	—	(214	)†	—	—	—	—	—	511
Preferred Stocks	64	—	(64)		—	—	—	—	—	—
Total	$789	$—	$(278)		$—	$—	$—	$—	$—	$511

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was zero.

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(214).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $414,225)	$416,650
Cash	4,032	*
Unrealized appreciation on foreign currency contracts	103
Receivables:
Investment securities sold	339
Fund shares sold	1,866
Dividends and interest	6,192
Variation margin on financial derivative instruments	28
Other assets	181
Total assets	429,391
Liabilities:
Payables:
Investment securities purchased	5,162
Fund shares redeemed	389
Investment management fees	51
Dividends	86
Administrative fees	—
Distribution fees	31
Variation margin on financial derivative instruments	5
Accrued expenses	93
Other liabilities	—
Total liabilities	5,817
Net assets	$423,574
Summary of Net Assets:
Capital stock and paid-in-capital	$440,074
Undistributed net investment income	150
Accumulated net realized loss	(19,149)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,499
Net assets	$423,574

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.68/$8.04
Shares outstanding	34,233
Net assets	$262,960
Class B: Net asset value per share	$7.64
Shares outstanding	744
Net assets	$5,683
Class C: Net asset value per share	$7.65
Shares outstanding	12,471
Net assets	$95,449
Class I: Net asset value per share	$7.72
Shares outstanding	6,051
Net assets	$46,691
Class R3: Net asset value per share	$7.68
Shares outstanding	324
Net assets	$2,487
Class R4: Net asset value per share	$7.68
Shares outstanding	178
Net assets	$1,367
Class R5: Net asset value per share	$7.68
Shares outstanding	68
Net assets	$522
Class Y: Net asset value per share	$7.67
Shares outstanding	1,097
Net assets	$8,415

* Cash of $567 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$405
Interest	26,843
Less: Foreign tax withheld	(4)
Total investment income	27,244

Expenses:
Investment management fees	2,979
Administrative services fees
Class R3	5
Class R4	2
Class R5	1
Transfer agent fees
Class A	458
Class B	20
Class C	98
Class I	44
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	725
Class B	69
Class C	986
Class R3	13
Class R4	3
Custodian fees	8
Accounting services fees	92
Registration and filing fees	153
Board of Directors' fees	14
Audit fees	14
Other expenses	80
Total expenses (before waivers and fees paid indirectly)	5,765
Expense waivers	(319)
Custodian fee offset	—
Total waivers and fees paid indirectly	(319)
Total expenses, net	5,446
Net Investment Income	21,798
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	9,579
Net realized gain on swap contracts	1,207
Net realized gain on foreign currency contracts	833
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	11,619
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(9,424)
Net unrealized depreciation of swap contracts	(800)
Net unrealized appreciation of foreign currency contracts	103
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(3)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(10,124)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	1,495
Net Increase in Net Assets Resulting from Operations	$23,293

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$21,798	$27,781
Net realized gain on investments, other financial instruments and foreign currency transactions	11,619	13,600
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(10,124)	(4,761)
Net Increase in Net Assets Resulting from Operations	23,293	36,620
Distributions to Shareholders:
From net investment income
Class A	(14,416)	(18,776)
Class B	(297)	(461)
Class C	(4,186)	(4,980)
Class I	(2,613)	(3,077)
Class R3	(123)	(131)
Class R4	(62)	(98)
Class R5	(27)	(34)
Class Y	(456)	(633)
Total distributions	(22,180)	(28,190)
Capital Share Transactions:
Class A	(33,843)	(74,850)
Class B	(2,602)	(2,918)
Class C	(9,940)	63
Class I	(18,355)	(491)
Class R3	(403)	899
Class R4	43	68
Class R5	(88)	175
Class Y	(210)	(7,083)
Net decrease from capital share transactions	(65,398)	(84,137)
Net Decrease in Net Assets	(64,285)	(75,707)
Net Assets:
Beginning of period	487,859	563,566
End of period	$423,574	$487,859
Undistributed (distributions in excess of) net investment income	$150	$495

The accompanying notes are an integral part of these financial statements.

15

The Hartford High Yield Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford High Yield Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and

16

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where

17

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign

18

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The

19

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of October 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The

20

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to

21

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$103	$—	$—	$—	$—	$103
Variation margin receivable *	—	—	28	—	—	—	28
Total	$—	$103	$28	$—	$—	$—	$131

Liabilities:
Variation margin payable *	$—	$—	$5	$—	$—	$—	$5
Total	$—	$—	$5	$—	$—	$—	$5

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps net cumulative depreciation of $(26) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

22

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on swap contracts	$—	$—	$1,207	$—	$—	$—	$1,207
Net realized gain on foreign currency contracts	—	833	—	—	—	—	833
Total	$—	$833	$1,207	$—	$—	$—	$2,040

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of swap contracts	$—	$—	$(800)	$—	$—	$—	$(800)
Net change in unrealized appreciation of foreign currency contracts	—	103	—	—	—	—	103
Total	$—	$103	$(800)	$—	$—	$—	$(697)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's ("FCM") custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Swap contracts - variation margin receivable	$28	$(5)	$—	$—	$23
Unrealized appreciation on foreign currency contracts	103	—	—	—	103
Total subject to a master netting or similar arrangement	$131	$(5)	$—	$—	$126

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Swaps contracts - variation margin payable	$5	$(5)	$—	$(567)	$—
Total subject to a master netting or similar arrangement	$5	$(5)	$—	$(567)	$—

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

23

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of

24

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$22,188	$28,130

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$362
Accumulated Capital and Other Losses*	(18,838)
Unrealized Appreciation†	2,188
Total Accumulated Deficit	$(16,288)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$37
Accumulated Net Realized Gain (Loss)	(37)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$734
2017	18,104
Total	$18,838

During the year ended October 31, 2014, the Fund utilized $11,429 of prior year capital loss carryforwards.

25

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.650%
On next $500 million	0.600%
On next $1.5 billion	0.595%
On next $2.5 billion	0.590%
On next $5 billion	0.580%
Over $10 billion	0.570%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

26

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.05%
Class B	1.80
Class C	1.80
Class I	0.78
Class R3	1.35
Class R4	1.05
Class R5	0.75
Class Y	0.70

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $893 and contingent deferred sales charges of $11 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

27

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$234,719	$—	$234,719
Sales Proceeds	302,164	—	302,164

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	8,737	1,808	(14,957)	(4,412)	19,401	2,361	(31,662)	(9,900)
Amount	$67,625	$13,985	$(115,453)	$(33,843)	$147,549	$17,991	$(240,390)	$(74,850)
Class B
Shares	63	36	(437)	(338)	149	55	(588)	(384)
Amount	$480	$279	$(3,361)	$(2,602)	$1,126	$421	$(4,465)	$(2,918)
Class C
Shares	4,682	487	(6,482)	(1,313)	8,229	573	(8,816)	(14)
Amount	$36,062	$3,755	$(49,757)	$(9,940)	$62,636	$4,351	$(66,924)	$63
Class I
Shares	9,790	311	(12,501)	(2,400)	10,333	369	(10,735)	(33)
Amount	$75,850	$2,418	$(96,623)	$(18,355)	$78,852	$2,828	$(82,171)	$(491)
Class R3
Shares	125	16	(192)	(51)	177	17	(76)	118
Amount	$967	$123	$(1,493)	$(403)	$1,347	$130	$(578)	$899
Class R4
Shares	94	7	(96)	5	240	11	(236)	15
Amount	$735	$53	$(745)	$43	$1,813	$84	$(1,829)	$68
Class R5
Shares	19	3	(34)	(12)	41	4	(22)	23
Amount	$147	$27	$(262)	$(88)	$304	$34	$(163)	$175
Class Y
Shares	79	60	(166)	(27)	221	83	(1,235)	(931)
Amount	$610	$456	$(1,276)	$(210)	$1,682	$633	$(9,398)	$(7,083)
Total
Shares	23,589	2,728	(34,865)	(8,548)	38,791	3,473	(53,370)	(11,106)
Amount	$182,476	$21,096	$(268,970)	$(65,398)	$295,309	$26,472	$(405,918)	$(84,137)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	83	$636
For the Year Ended October 31, 2013	92	$703

28

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

29

The Hartford High Yield Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$–	$(0.38)	$7.68	5.35%	$262,960	1.14%	1.05%	4.90%
B	7.62	0.32	0.02	0.34	(0.32)	–	(0.32)	7.64	4.60	5,683	2.02	1.80	4.17
C	7.63	0.32	0.02	0.34	(0.32)	–	(0.32)	7.65	4.60	95,449	1.83	1.80	4.15
I	7.70	0.40	0.03	0.43	(0.41)	–	(0.41)	7.72	5.60	46,691	0.81	0.78	5.17
R3	7.65	0.36	0.03	0.39	(0.36)	–	(0.36)	7.68	5.18	2,487	1.47	1.35	4.60
R4	7.66	0.38	0.03	0.41	(0.39)	–	(0.39)	7.68	5.35	1,367	1.16	1.05	4.91
R5	7.65	0.40	0.04	0.44	(0.41)	–	(0.41)	7.68	5.81	522	0.85	0.75	5.21
Y	7.65	0.41	0.01	0.42	(0.40)	–	(0.40)	7.67	5.73	8,415	0.73	0.70	5.25

For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$–	$(0.41)	$7.66	7.33%	$295,950	1.15%	1.05%	5.29%
B	7.50	0.34	0.13	0.47	(0.35)	–	(0.35)	7.62	6.43	8,242	1.99	1.80	4.54
C	7.51	0.34	0.13	0.47	(0.35)	–	(0.35)	7.63	6.42	105,204	1.81	1.80	4.54
I	7.57	0.42	0.14	0.56	(0.43)	–	(0.43)	7.70	7.56	65,060	0.81	0.79	5.54
R3	7.53	0.38	0.13	0.51	(0.39)	–	(0.39)	7.65	6.87	2,872	1.47	1.35	4.96
R4	7.54	0.40	0.13	0.53	(0.41)	–	(0.41)	7.66	7.18	1,323	1.14	1.05	5.30
R5	7.53	0.42	0.13	0.55	(0.43)	–	(0.43)	7.65	7.51	609	0.84	0.75	5.57
Y	7.53	0.43	0.13	0.56	(0.44)	–	(0.44)	7.65	7.57	8,599	0.72	0.70	5.65

For the Year Ended October 31, 2012 (D)
A	$7.20	$0.44	$0.33	$0.77	$(0.44)	$–	$(0.44)	$7.53	11.00%	$365,718	1.12%	1.05%	5.97%
B	7.17	0.38	0.33	0.71	(0.38)	–	(0.38)	7.50	10.24	10,990	2.00	1.80	5.28
C	7.18	0.38	0.33	0.71	(0.38)	–	(0.38)	7.51	10.23	103,639	1.82	1.79	5.24
I	7.23	0.46	0.34	0.80	(0.46)	–	(0.46)	7.57	11.39	64,195	0.83	0.80	6.24
R3	7.20	0.42	0.33	0.75	(0.42)	–	(0.42)	7.53	10.68	1,934	1.49	1.35	5.65
R4	7.20	0.44	0.34	0.78	(0.44)	–	(0.44)	7.54	11.15	1,191	1.16	1.05	5.85
R5	7.20	0.46	0.33	0.79	(0.46)	–	(0.46)	7.53	11.34	431	0.86	0.75	6.25
Y	7.19	0.47	0.33	0.80	(0.46)	–	(0.46)	7.53	11.55	15,468	0.73	0.70	6.39

For the Year Ended October 31, 2011 (D)
A	$7.37	$0.53	$(0.17)	$0.36	$(0.53)	$–	$(0.53)	$7.20	4.95%	$280,568	1.14%	1.05%	7.19%
B	7.34	0.48	(0.17)	0.31	(0.48)	–	(0.48)	7.17	4.19	13,007	1.99	1.80	6.45
C	7.35	0.47	(0.16)	0.31	(0.48)	–	(0.48)	7.18	4.20	102,694	1.83	1.80	6.43
I	7.39	0.55	(0.16)	0.39	(0.55)	–	(0.55)	7.23	5.36	86,138	0.82	0.79	7.38
R3	7.36	0.51	(0.16)	0.35	(0.51)	–	(0.51)	7.20	4.79	1,423	1.51	1.35	6.85
R4	7.37	0.53	(0.17)	0.36	(0.53)	–	(0.53)	7.20	4.95	483	1.19	1.05	7.13
R5	7.37	0.56	(0.18)	0.38	(0.55)	–	(0.55)	7.20	5.27	321	0.84	0.75	7.45
Y	7.36	0.57	(0.18)	0.39	(0.56)	–	(0.56)	7.19	5.32	20,136	0.73	0.70	7.53

See Portfolio Turnover information on the next page.

30

The Hartford High Yield Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010 (D)
A	$6.73	$0.59	$0.65	$1.24	$(0.60)	$–	$(0.60)	$7.37	19.14%	$284,606	1.20%	1.20%	8.43%
B	6.71	0.54	0.64	1.18	(0.55)	–	(0.55)	7.34	18.17	19,919	2.06	1.95	7.73
C	6.71	0.54	0.65	1.19	(0.55)	–	(0.55)	7.35	18.38	85,523	1.89	1.89	7.73
I	6.74	0.61	0.66	1.27	(0.62)	–	(0.62)	7.39	19.63	21,098	0.88	0.88	8.51
R3	6.73	0.56	0.65	1.21	(0.58)	–	(0.58)	7.36	18.70	371	1.61	1.45	8.16
R4	6.73	0.59	0.65	1.24	(0.60)	–	(0.60)	7.37	19.20	318	1.27	1.15	8.24
R5	6.73	0.61	0.65	1.26	(0.62)	–	(0.62)	7.37	19.51	492	0.90	0.88	8.52
Y	6.73	0.62	0.64	1.26	(0.63)	–	(0.63)	7.36	19.47	44,553	0.79	0.79	8.85

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	54%
For the Year Ended October 31, 2013	58
For the Year Ended October 31, 2012	138
For the Year Ended October 31, 2011	117
For the Year Ended October 31, 2010	141

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford High Yield Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford High Yield Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

32

The Hartford High Yield Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

33

The Hartford High Yield Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

34

The Hartford High Yield Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford High Yield Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

36

The Hartford High Yield Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,009.50	$5.32	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class B	$1,000.00	$1,005.80	$9.10	$1,000.00	$1,016.13	$9.15	1.80	184	365
Class C	$1,000.00	$1,004.40	$9.04	$1,000.00	$1,016.18	$9.10	1.79	184	365
Class I	$1,000.00	$1,010.70	$3.90	$1,000.00	$1,021.32	$3.92	0.77	184	365
Class R3	$1,000.00	$1,008.00	$6.83	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R4	$1,000.00	$1,009.50	$5.32	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class R5	$1,000.00	$1,011.00	$3.80	$1,000.00	$1,021.42	$3.82	0.75	184	365
Class Y	$1,000.00	$1,011.20	$3.55	$1,000.00	$1,021.68	$3.57	0.70	184	365

37

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford High Yield Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

38

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company, LLP as sub-adviser in 2012.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

39

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

40

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

The Hartford High Yield Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

42

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-HY14 12/14 113985-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD INFLATION PLUS FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Inflation Plus Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Inflation Plus Fund inception 10/31/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Inflation Plus A#	-0.43%	3.41%	4.03%
Inflation Plus A##	-4.91%	2.46%	3.55%
Inflation Plus B#	-1.16%	2.64%	3.41%*
Inflation Plus B##	-5.90%	2.30%	3.41%*
Inflation Plus C#	-1.16%	2.66%	3.25%
Inflation Plus C##	-2.11%	2.66%	3.25%
Inflation Plus I#	-0.16%	3.68%	4.27%
Inflation Plus R3#	-0.74%	3.06%	3.80%
Inflation Plus R4#	-0.54%	3.36%	4.03%
Inflation Plus R5#	-0.16%	3.68%	4.27%
Inflation Plus Y#	-0.13%	3.78%	4.34%
Barclays U.S. TIPS 1-10 Year Index	0.60%	3.21%	3.96%
Barclays U.S. TIPS Index	1.90%	4.41%	4.62%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Inflation Plus Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Inflation Plus Class A	0.85%	0.88%
Inflation Plus Class B	1.60%	1.69%
Inflation Plus Class C	1.60%	1.60%
Inflation Plus Class I	0.60%	0.65%
Inflation Plus Class R3	1.20%	1.22%
Inflation Plus Class R4	0.90%	0.91%
Inflation Plus Class R5	0.60%	0.63%
Inflation Plus Class Y	0.51%	0.51%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Lindsay T. Politi
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Inflation Plus Fund returned -0.43%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmarks, the Barclays U.S. TIPS 1-10 Year Index, and Barclays U.S. TIPS Index, which returned 0.60%, and 1.90%, respectively, for the same time period. The Fund also underperformed the 1.34% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. In the U.S., second quarter Gross Domestic Product rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

TIPS returns were positive for the twelve months ended October 31, 2014, though TIPS returned less than nominal Treasuries of similar durations. The TIPS curve flattened during the period; consequently, longer dated maturities outperformed shorter maturities. Breakeven inflation rates, which can be regarded as a proxy for the market’s inflation expectations, rose during the early part of the period before falling sharply in the 3rd quarter of 2014 as a strengthening U.S. dollar and falling energy prices weighed on inflation.

The Fund lagged its benchmarks during the period primarily due to relative value positioning within the TIPS market. The Fund was overweight TIPS with shorter maturities, which were more sensitive to falling near-term inflation expectations in the 3rd quarter. This was partially offset by out-of-benchmark allocations, relative to both benchmarks, to Japanese inflation-linked bonds, as well as bank loans and the Fund’s developed market currency strategy, which were all additive to relative results.

3

The Hartford Inflation Plus Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

The Fund’s positions in CPI swaps, used to manage inflation exposure, detracted marginally from relative results.

What is the outlook?

In the short term, we believe that recent trends such as falling energy prices, as well as U.S. dollar strength and economic weakness in Europe may continue to weigh on inflation. Over the longer term, however, we believe that inflation will move higher in the U.S. and that the valuation in U.S. breakeven inflation rates is becoming increasingly compelling. In light of this view, the Fund is currently underweight shorter maturity TIPS, which are sensitive to near term inflation expectations, while being simultaneously positioned to benefit if longer term breakeven inflation expectations rise. We expect the Fed to raise rates at a measured pace next year, but we believe that interest rate markets generally incorporate these expectations into current prices. The Fund is therefore positioned close to neutral duration with respect to the Barclays U.S. TIPS 1-10 Year Index. The Fund continued to maintain an allocation to bank loans at the end of the period, which is not included in either benchmark, as we believe that an improving economic environment should be supportive of corporate credit. The Fund also maintained an opportunistic exposure to emerging market inflation-linked bonds, which are not included in either benchmark.

Credit Exposure
as of October 31, 2014
Credit Rating *	Percentage of Net Assets
Aaa/ AAA	0.0%
Aa/ AA	90.9
A	0.2
Baa/ BBB	0.6
Ba/ BB	2.4
B	1.6
Not Rated	0.3
Short-Term Instruments	9.5
Other Assets and Liabilities	(5.5)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type

as of October 31, 2014

Category	Percentage of Net Assets
Fixed Income Securities
Foreign Government Obligations	0.8%
Senior Floating Rate Interests	4.3
U.S. Government Agencies	0.0
U.S. Government Securities	90.9
Total	96.0%
Short-Term Investments	9.5
Other Assets and Liabilities	(5.5)
Total	100.0%

4

The Hartford Inflation Plus Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 0.8%
		Brazil - 0.3%
		Brazil (Republic of)
BRL	11,820	9.67%, 09/01/2020 ○	$3,063

		Mexico - 0.2%
		Mexico (United Mexican States)
MXN	24,930	4.00%, 06/13/2019 ◄	2,045

		Uruguay - 0.3%
		Uruguay (Republic of)
UYU	59,518	4.25%, 04/05/2027 ◄	2,639

		Total Foreign Government Obligations
		(Cost $7,987)	$7,747

Senior Floating Rate Interests ♦ - 4.3%
		Air Transportation - 0.2%
		Delta Air Lines, Inc., Term Loan
	$1,937	3.25%, 04/20/2017	$1,921

		Apparel Manufacturing - 0.1%
		PVH Corp.
	847	3.25%, 02/13/2020	847

		Arts, Entertainment and Recreation - 0.1%
		Numericable
	550	4.50%, 05/21/2020	551
		Univision Communications, Inc.
	1,010	4.00%, 03/01/2020	999
			1,550
		Chemical Manufacturing - 0.2%
		Ineos US Finance LLC
	1,001	3.75%, 05/04/2018	987
		Minerals Technologies, Inc.
	699	4.00%, 05/07/2021	696
			1,683
		Computer and Electronic Product Manufacturing - 0.4%
		Avago Technologies Ltd.
	1,342	3.75%, 05/06/2021	1,337
		Freescale Semiconductor, Inc.
	1,970	4.25%, 02/28/2020	1,941
		Vantiv LLC
	409	3.75%, 06/13/2021	406
			3,684
		Finance and Insurance - 0.5%
		Asurion LLC
	1,528	5.00%, 05/24/2019	1,529
		Chrysler Group LLC
	1,455	3.50%, 05/24/2017	1,446
		RPI Finance Trust
	2,300	3.25%, 11/09/2018	2,286
			5,261
		Food Manufacturing - 0.1%
		H.J. Heinz Co.
	923	3.50%, 06/05/2020	917

		Health Care and Social Assistance - 0.5%
		Community Health Systems, Inc.
	318	4.25%, 01/27/2021	317
		Grifols Worldwide Operations USA, Inc.
	871	3.15%, 02/27/2021	859
		HCA, Inc.
	1,980	2.98%, 05/01/2018	1,970
		IMS Health, Inc.
	1,484	3.50%, 03/17/2021	1,465
		Ortho-Clinical Diagnostics, Inc.
	434	4.75%, 06/30/2021	429
		Truven Health Analytics, Inc.
	489	4.50%, 06/06/2019	479
			5,519
		Health Care Providers and Services - 0.0%
		Multiplan, Inc.
	425	4.00%, 03/31/2021	419

		Information - 0.9%
		Charter Communications Operating LLC
	966	3.00%, 01/03/2021	949
		Kronos, Inc.
	1,030	4.50%, 10/30/2019	1,025
		Lawson Software, Inc.
	1,185	3.75%, 06/03/2020	1,168
		Level 3 Financing, Inc.
	630	4.50%, 01/31/2022 ☼	633
		MISYS plc
	1,720	5.00%, 12/12/2018	1,720
		Telesat Canada
	1,521	3.50%, 03/28/2019	1,503
		Virgin Media Finance plc
	1,000	3.50%, 06/07/2020	985
		Ziggo B.V.
	520	2.75%, 01/15/2022 ☼Б	506
	305	3.25%, 01/15/2022	297
			8,786
		Mining - 0.1%
		Fortescue Metals Group Ltd.
	1,010	3.75%, 06/30/2019	984

		Miscellaneous Manufacturing - 0.2%
		DigitalGlobe, Inc.
	586	3.75%, 01/31/2020	582
		Reynolds Group Holdings, Inc.
	1,081	4.00%, 11/30/2018	1,074
			1,656
		Other Services - 0.2%
		Rexnord LLC
	2,179	4.00%, 08/21/2020	2,147

		Petroleum and Coal Products Manufacturing - 0.1%
		MEG Energy Corp.
	860	3.75%, 03/31/2020	844

		Plastics and Rubber Products Manufacturing - 0.3%
		Berry Plastics Group, Inc.
	1,010	3.50%, 02/08/2020	988
		Goodyear (The) Tire & Rubber Co.
	2,000	4.75%, 04/30/2019	2,004
			2,992

The accompanying notes are an integral part of these financial statements.

5

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 4.3% - (continued)
	Real Estate, Rental and Leasing - 0.1%
	International Lease Finance Corp.
$685	3.50%, 03/06/2021	$681

	Retail Trade - 0.0%
	Michaels Stores, Inc.
400	4.00%, 01/28/2020	395

	Utilities - 0.3%
	Calpine Corp.
1,201	4.00%, 10/09/2019	1,189
	Energy Transfer Equity L.P.
2,000	3.25%, 12/02/2019	1,958
		3,147
	Total Senior Floating Rate Interests
	(Cost $43,695)	$43,433

U.S. Government Agencies - 0.0%
	FNMA - 0.0%
$2	10.50%, 12/01/2018	$2

	GNMA - 0.0%
1	11.00%, 12/20/2015 - 12/20/2018	2

	Total U.S. Government Agencies
	(Cost $4)	$4

U.S. Government Securities - 90.9%
U.S. Treasury Securities - 90.9%
	U.S. Treasury Bonds - 1.9%
$13,800	2.38%, 01/15/2027 ◄	$19,604

	U.S. Treasury Notes - 89.0%
484,365	0.13%, 04/15/2017 - 07/15/2024 □◄‡Θ	496,004
66,630	0.38%, 07/15/2023 ◄	68,116
100,300	0.63%, 07/15/2021 - 01/15/2024 ◄	105,854
55,450	1.13%, 01/15/2021 ◄	63,678
52,115	1.25%, 07/15/2020 ◄	60,688
24,525	1.38%, 01/15/2020 ◄	28,817
37,875	1.88%, 07/15/2019 ◄	46,203
29,830	2.13%, 01/15/2019 ◄	36,197
		905,557
		925,161
	Total U.S. Government Securities
	(Cost $934,839)	$925,161
	Total Long-Term Investments
	(Cost $986,525)	$976,345

Short-Term Investments - 9.5%
Repurchase Agreements - 9.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $277, collateralized by U.S. Treasury Note 1.50%, 2019, value of $282)
$277	0.08%, 10/31/2014	$277
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $4,708, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $4,803)
4,708	0.09%, 10/31/2014	4,708
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,265, collateralized by U.S.
Treasury Bond 2.88% - 5.25%, 2029 - 2043,
U.S. Treasury Note 0.38% - 4.50%, 2015 -
	2022, value of $1,290)
1,265	0.08%, 10/31/2014	1,265
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $4,288, collateralized by FHLMC
2.00% - 5.50%, 2022 - 2034, FNMA 2.00% -
4.50%, 2024 - 2039, GNMA 3.00%, 2043,
U.S. Treasury Note 4.63%, 2017, value of
	$4,374)
4,288	0.10%, 10/31/2014	4,288
Barclays Capital TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $16,158, collateralized by U.S.
Treasury Bond 4.50% - 6.25%, 2023 - 2036,
U.S. Treasury Note 1.63% - 2.13%, 2015 -
	2019, value of $16,481)
16,158	0.08%, 10/31/2014	16,158
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $18,572,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $18,943)
18,572	0.09%, 10/31/2014	18,572
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $1,072, collateralized by U.S. Treasury Note 0.88%, 2017, value of $1,093)
1,072	0.13%, 10/31/2014	1,072
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,578, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$1,610)
1,578	0.07%, 10/31/2014	1,578
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $16,625, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury
Bond 3.75% - 11.25%, 2015 - 2043, U.S.
Treasury Note 1.38% - 4.25%, 2015 - 2022,
	value of $16,958)
16,625	0.08%, 10/31/2014	16,625

The accompanying notes are an integral part of these financial statements.

6

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 9.5% - (continued)
Repurchase Agreements - 9.5% - (continued)
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$32,217, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note
1.75% - 2.88%, 2018 - 2019, value of
	$32,861)
$32,217	0.10%, 10/31/2014		$32,217
			96,760
	Total Short-Term Investments
	(Cost $96,760)		$96,760
	Total Investments
	(Cost $1,083,285) ▲	105.5%	$1,073,105
	Other Assets and Liabilities	(5.5)%	(55,480)
	Total Net Assets	100.0%	$1,017,625

The accompanying notes are an integral part of these financial statements.

7

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $1,090,511 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,028
Unrealized Depreciation	(18,434)
Net Unrealized Depreciation	$(17,406)

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2014.

Б	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2014, the aggregate value of the unfunded commitment was $339, which rounds to zero percent of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $964 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Θ	This security, or a portion of this security, has been pledged as collateral in connection with OTC option and/or swaption contracts.

□	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

OTC Option Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received by Fund	Unrealized Appreciation (Depreciation)
Written option contracts:
Calls
GBP Call/USD Put	DEUT	FX	1.62 USD per GBP	12/08/14	GBP	3,790,000	$18	$88	$70

Puts
GBP Put/USD Call	DEUT	FX	1.62 USD per GBP	12/08/14	GBP	3,790,000	$81	$91	$10

Total written option contracts						7,580,000	$99	$179	$80

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Short position contracts:
U.S. Treasury 10-Year Note Future	769	12/19/2014	$97,191	$97,170	$21	$–	$21	$–

* The number of contracts does not omit 000's.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/28/2014	BCLY	$4,271	$4,281	$10	$–
AUD	Buy	11/28/2014	BOA	3,263	3,263	–	–
AUD	Buy	11/28/2014	CBA	3,264	3,264	–	–
AUD	Sell	11/28/2014	GSC	4,311	4,281	30	–
CAD	Buy	11/28/2014	RBC	8,441	8,390	–	(51)
CHF	Buy	11/28/2014	JPM	5,225	5,199	–	(26)
CHF	Sell	11/28/2014	HSBC	10,667	10,580	87	–
EUR	Buy	12/17/2014	CSFB	34,993	34,776	–	(217)
EUR	Buy	12/17/2014	GSC	13,871	13,537	–	(334)
EUR	Buy	12/17/2014	SCB	1,324	1,297	–	(27)
EUR	Buy	11/28/2014	UBS	5,218	5,194	–	(24)
EUR	Sell	12/17/2014	DEUT	50,858	49,238	1,620	–
EUR	Sell	11/28/2014	JPM	10,684	10,571	113	–
EUR	Sell	12/17/2014	JPM	373	372	1	–
GBP	Buy	11/28/2014	CBK	6,066	6,057	–	(9)
JPY	Buy	12/17/2014	JPM	366	347	–	(19)
JPY	Sell	12/17/2014	JPM	363	347	16	–
JPY	Sell	11/28/2014	RBS	6,362	6,117	245	–
Total						$2,122	$(707)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican New Peso
UYU	Uruguayan Peso

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

9

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Foreign Government Obligations	$7,747	$–	$7,747	$–
Senior Floating Rate Interests	43,433	–	43,433	–
U.S. Government Agencies	4	–	4	–
U.S. Government Securities	925,161	135,197	789,964	–
Short-Term Investments	96,760	–	96,760	–
Total	$1,073,105	$135,197	$937,908	$–
Foreign Currency Contracts *	$2,122	$–	$2,122	$–
Futures *	21	21	–	–
Total	$2,143	$21	$2,122	$–
Liabilities:
Written Options	$99	$–	$99	$–
Total	$99	$–	$99	$–
Foreign Currency Contracts *	$707	$–	$707	$–
Total	$707	$–	$707	$–

♦	For the year ended October 31, 2014, investments valued at $90,947 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Inflation Plus Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,083,285)	$1,073,105
Cash	24
Unrealized appreciation on foreign currency contracts	2,122
Receivables:
Fund shares sold	663
Interest	1,622
Variation margin on financial derivative instruments	21
Other assets	63
Total assets	1,077,620
Liabilities:
Unrealized depreciation on foreign currency contracts	707
Payables:
Investment securities purchased	56,272
Fund shares redeemed	2,577
Investment management fees	93
Administrative fees	3
Distribution fees	74
Accrued expenses	155
Written option contracts (proceeds $179)	99
Other liabilities	15
Total liabilities	59,995
Net assets	$1,017,625
Summary of Net Assets:
Capital stock and paid-in-capital	$1,072,477
Distributions in excess of net investment income	(582)
Accumulated net realized loss	(45,605)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(8,665)
Net assets	$1,017,625

Shares authorized	6,245,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.79/$11.30
Shares outstanding	31,501
Net assets	$339,993
Class B: Net asset value per share	$10.47
Shares outstanding	1,602
Net assets	$16,784
Class C: Net asset value per share	$10.47
Shares outstanding	22,992
Net assets	$240,647
Class I: Net asset value per share	$10.94
Shares outstanding	8,328
Net assets	$91,095
Class R3: Net asset value per share	$10.66
Shares outstanding	6,527
Net assets	$69,577
Class R4: Net asset value per share	$10.79
Shares outstanding	2,098
Net assets	$22,639
Class R5: Net asset value per share	$10.91
Shares outstanding	469
Net assets	$5,119
Class Y: Net asset value per share	$10.95
Shares outstanding	21,162
Net assets	$231,771

The accompanying notes are an integral part of these financial statements.

11

The Hartford Inflation Plus Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Interest	$15,550
Total investment income	15,550

Expenses:
Investment management fees	5,577
Administrative services fees
Class R3	142
Class R4	38
Class R5	6
Transfer agent fees
Class A	623
Class B	48
Class C	332
Class I	149
Class R3	9
Class R4	2
Class R5	2
Class Y	5
Distribution fees
Class A	1,035
Class B	216
Class C	2,915
Class R3	355
Class R4	63
Custodian fees	10
Accounting services fees	166
Registration and filing fees	144
Board of Directors' fees	33
Audit fees	15
Other expenses	151
Total expenses (before waivers and fees paid indirectly)	12,036
Expense waivers	(486)
Custodian fee offset	—
Total waivers and fees paid indirectly	(486)
Total expenses, net	11,550
Net Investment Income	4,000
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(38,094)
Net realized loss on futures contracts	(2,745)
Net realized loss on swap contracts	(714)
Net realized gain on foreign currency contracts	4,402
Net realized loss on other foreign currency transactions	(656)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(37,807)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	24,036
Net unrealized appreciation of futures contracts	21
Net unrealized appreciation of written option contracts	80
Net unrealized appreciation of swap contracts	246
Net unrealized appreciation of foreign currency contracts	982
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	25,364
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(12,443)
Net Decrease in Net Assets Resulting from Operations	$(8,443)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Inflation Plus Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$4,000	$3,002
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(37,807)	43,823
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	25,364	(203,225)
Net Decrease in Net Assets Resulting from Operations	(8,443)	(156,400)
Distributions to Shareholders:
From net investment income
Class A	(2,508)	(2,474)
Class B	(76)	(90)
Class C	(1,044)	(1,248)
Class I	(610)	(963)
Class R3	(361)	(221)
Class R4	(145)	(115)
Class R5	(39)	(27)
Class Y	(1,803)	(1,298)
Total from net investment income	(6,586)	(6,436)
From net realized gain on investments
Class A	(17,316)	(28,407)
Class B	(993)	(1,765)
Class C	(12,950)	(24,327)
Class I	(3,925)	(9,692)
Class R3	(2,610)	(3,142)
Class R4	(1,010)	(1,360)
Class R5	(219)	(272)
Class Y	(10,242)	(12,267)
Total from net realized gain on investments	(49,265)	(81,232)
Total distributions	(55,851)	(87,668)
Capital Share Transactions:
Class A	(145,705)	(256,996)
Class B	(10,465)	(19,364)
Class C	(117,005)	(266,637)
Class I	(27,892)	(147,208)
Class R3	(293)	(10,753)
Class R4	(5,670)	(7,454)
Class R5	(838)	(1,005)
Class Y	(43,514)	(54,921)
Net decrease from capital share transactions	(351,382)	(764,338)
Net Decrease in Net Assets	(415,676)	(1,008,406)
Net Assets:
Beginning of period	1,433,301	2,441,707
End of period	$1,017,625	$1,433,301
Undistributed (distributions in excess of) net investment income	$(582)	$684

The accompanying notes are an integral part of these financial statements.

13

The Hartford Inflation Plus Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Inflation Plus Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

14

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

15

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

16

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with

17

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

18

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

19

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Fund had no outstanding purchased option contracts as of October 31, 2014. The Fund, as shown on the Schedule of Investments, had outstanding written option contracts as of October 31, 2014. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

Options Contract Activity During the Year Ended October 31, 2014:

Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	3,790,000	88
Expired	—	—
Closed	—	—
Exercised	—	—
End of period	3,790,000	$88

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	3,790,000	91
Expired	—	—
Closed	—	—
Exercised	—	—
End of period	3,790,000	$91

* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as

20

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund had no outstanding interest rate swap contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2,122	$—	$—	$—	$—	$2,122
Variation margin receivable *	21	—	—	—	—	—	21
Total	$21	$2,122	$—	$—	$—	$—	$2,143

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$707	$—	$—	$—	$—	$707
Written option contracts, market value	—	99	—	—	—	—	99
Total	$—	$806	$—	$—	$—	$—	$806

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $21 as reported in the Schedule of Investments.

The ratio of foreign currency contracts market value to net assets at October 31, 2014 was 14.15%, compared to the twelve-month average ratio of 8.30% during the year ended October 31, 2014. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

21

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$(2,745)	$—	$—	$—	$—	$—	$(2,745)
Net realized loss on swap contracts	(714)	—	—	—	—	—	(714)
Net realized gain on foreign currency contracts	—	4,402	—	—	—	—	4,402
Total	$(3,459)	$4,402	$—	$—	$—	$—	$943

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$21	$—	$—	$—	$—	$—	$21
Net change in unrealized appreciation of written option contracts	—	80	—	—	—	—	80
Net change in unrealized appreciation of swap contracts	246	—	—	—	—	—	246
Net change in unrealized appreciation of foreign currency contracts	—	982	—	—	—	—	982
Total	$267	$1,062	$—	$—	$—	$—	$1,329

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received		Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - variation margin receivable	$21	$—	$—	‡	$—	$21
Unrealized appreciation on foreign currency contracts	2,122	(75)	—		—	2,047
Total subject to a master netting or similar arrangement	$2,143	$(75)	$—		$—	$2,068

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

‡ The Fund has pledged $2,418 as collateral for open futures contracts held at October 31, 2014.

22

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option contracts at market value	$99	$—	$—	$—	$99
Unrealized depreciation on foreign currency contracts	707	(75)	—	—	632
Total subject to a master netting or similar arrangement	$806	$(75)	$—	$—	$731

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

23

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$6,586	$66,249
Long-Term Capital Gains ‡	49,265	21,680

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$459
Accumulated Capital and Other Losses*	(37,984)
Unrealized Depreciation†	(17,327)
Total Accumulated Deficit	$(54,852)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$1,320
Accumulated Net Realized Gain (Loss)	(1,320)

24

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$7,787
Long-Term Capital Loss Carryforward	30,197
Total	$37,984

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $500 million	0.450%
On next $1.5 billion	0.445%
On next $2.5 billion	0.440%
On next $5 billion	0.430%
Over $10 billion	0.420%

25

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	0.55%

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.60
Class R3	1.20
Class R4	0.90
Class R5	0.60
Class Y	0.52

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $282 and contingent deferred sales charges of $58 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A

26

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	14%

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$130,790	$1,138,701	$1,269,491
Sales Proceeds	155,462	1,513,403	1,668,865

27

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	3,542	1,773	(18,673)	(13,358)	7,848	2,394	(32,643)	(22,401)
Amount	$38,522	$19,023	$(203,250)	$(145,705)	$94,162	$29,217	$(380,375)	$(256,996)
Class B
Shares	24	89	(1,101)	(988)	68	133	(1,893)	(1,692)
Amount	$253	$932	$(11,650)	$(10,465)	$812	$1,594	$(21,770)	$(19,364)
Class C
Shares	779	1,177	(12,991)	(11,035)	4,240	1,830	(29,790)	(23,720)
Amount	$8,221	$12,281	$(137,507)	$(117,005)	$50,424	$21,931	$(338,992)	$(266,637)
Class I
Shares	3,632	324	(6,487)	(2,531)	4,774	668	(17,931)	(12,489)
Amount	$40,082	$3,516	$(71,490)	$(27,892)	$57,480	$8,218	$(212,906)	$(147,208)
Class R3
Shares	1,108	275	(1,400)	(17)	1,447	273	(2,663)	(943)
Amount	$11,857	$2,915	$(15,065)	$(293)	$16,922	$3,307	$(30,982)	$(10,753)
Class R4
Shares	709	86	(1,309)	(514)	1,126	98	(1,871)	(647)
Amount	$7,685	$920	$(14,275)	$(5,670)	$13,352	$1,201	$(22,007)	$(7,454)
Class R5
Shares	215	24	(314)	(75)	338	24	(454)	(92)
Amount	$2,365	$258	$(3,461)	$(838)	$4,063	$298	$(5,366)	$(1,005)
Class Y
Shares	4,656	1,087	(9,663)	(3,920)	8,469	1,082	(14,094)	(4,543)
Amount	$51,326	$11,804	$(106,644)	$(43,514)	$101,097	$13,318	$(169,336)	$(54,921)
Total
Shares	14,665	4,835	(51,938)	(32,438)	28,310	6,502	(101,339)	(66,527)
Amount	$160,311	$51,649	$(563,342)	$(351,382)	$338,312	$79,084	$(1,181,734)	$(764,338)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	65	$710
For the Year Ended October 31, 2013	131	$1,540

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the

28

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

29

The Hartford Inflation Plus Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$(0.48)	$10.79	(0.43)%	$339,993	0.92%	0.85%	0.48%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	(0.45)	10.47	(1.16)	16,784	1.74	1.60	(0.35)
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	(0.45)	10.47	(1.16)	240,647	1.63	1.60	(0.33)
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	(0.49)	10.94	(0.16)	91,095	0.67	0.60	0.58
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	(0.46)	10.66	(0.74)	69,577	1.23	1.20	0.19
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	(0.47)	10.79	(0.54)	22,639	0.92	0.90	0.43
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	(0.49)	10.91	(0.16)	5,119	0.64	0.60	0.79
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	(0.49)	10.95	(0.13)	231,771	0.52	0.52	0.84

For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$(0.46)	$11.32	(7.15)%	$507,889	0.88%	0.85%	0.34%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	(0.44)	11.05	(7.88)	28,633	1.69	1.60	(0.43)
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	(0.44)	11.05	(7.81)	375,906	1.60	1.60	(0.42)
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	(0.46)	11.45	(6.88)	124,329	0.65	0.60	0.51
R3	12.57	–	(0.91)	(0.91)	(0.03)	(0.42)	(0.45)	11.21	(7.49)	73,380	1.22	1.20	0.01
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	(0.46)	11.33	(7.15)	29,584	0.91	0.90	0.30
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	(0.46)	11.42	(6.90)	6,219	0.63	0.60	0.69
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	(0.47)	11.46	(6.79)	287,361	0.51	0.51	0.60

For the Year Ended October 31, 2012
A	$12.36	$0.08	$0.80	$0.88	$(0.07)	$(0.52)	$(0.59)	$12.65	7.41%	$851,003	0.86%	0.85%	0.69%
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	(0.56)	12.44	6.65	53,262	1.66	1.60	(0.11)
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	(0.56)	12.43	6.66	717,899	1.59	1.59	(0.04)
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	(0.60)	12.76	7.70	297,985	0.64	0.60	0.91
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	(0.57)	12.57	7.07	94,112	1.21	1.20	0.41
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	(0.59)	12.66	7.39	41,261	0.91	0.90	0.69
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	(0.60)	12.73	7.63	8,096	0.62	0.60	1.05
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	(0.60)	12.76	7.73	378,089	0.50	0.50	0.99

For the Year Ended October 31, 2011 (D)
A(E)	$12.27	$0.35	$0.58	$0.93	$(0.32)	$(0.52)	$(0.84)	$12.36	8.19%	$836,386	0.87%	0.85%	2.89%
B	12.16	0.26	0.57	0.83	(0.25)	(0.52)	(0.77)	12.22	7.35	72,383	1.67	1.60	2.14
C	12.15	0.26	0.57	0.83	(0.25)	(0.52)	(0.77)	12.21	7.36	678,916	1.60	1.60	2.16
I	12.34	0.37	0.59	0.96	(0.34)	(0.52)	(0.86)	12.44	8.45	300,497	0.64	0.60	3.19
R3	12.23	0.30	0.59	0.89	(0.29)	(0.52)	(0.81)	12.31	7.83	65,208	1.22	1.20	2.70
R4	12.28	0.34	0.58	0.92	(0.31)	(0.52)	(0.83)	12.37	8.14	25,566	0.92	0.90	2.93
R5	12.31	0.36	0.61	0.97	(0.34)	(0.52)	(0.86)	12.42	8.55	14,764	0.63	0.60	3.69
Y	12.33	0.39	0.59	0.98	(0.35)	(0.52)	(0.87)	12.44	8.63	299,096	0.51	0.51	3.37

See Portfolio Turnover information on the next page.

30

The Hartford Inflation Plus Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010
A	$11.39	$0.17	$0.96	$1.13	$(0.18)	$(0.07)	$(0.25)	$12.27	10.06%	$822,952	0.92%	0.90%	1.52%
B	11.30	0.09	0.95	1.04	(0.11)	(0.07)	(0.18)	12.16	9.28	103,313	1.71	1.65	0.77
C	11.29	0.08	0.96	1.04	(0.11)	(0.07)	(0.18)	12.15	9.28	674,801	1.65	1.65	0.75
I	11.45	0.20	0.96	1.16	(0.20)	(0.07)	(0.27)	12.34	10.32	243,916	0.71	0.65	1.74
R3	11.36	0.12	0.96	1.08	(0.14)	(0.07)	(0.21)	12.23	9.67	33,638	1.29	1.25	1.09
R4	11.40	0.15	0.97	1.12	(0.17)	(0.07)	(0.24)	12.28	9.97	14,398	0.98	0.97	1.35
R5	11.42	0.18	0.98	1.16	(0.20)	(0.07)	(0.27)	12.31	10.30	2,878	0.68	0.67	1.60
Y	11.43	0.21	0.97	1.18	(0.21)	(0.07)	(0.28)	12.33	10.49	318,524	0.57	0.57	1.88

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method. (E) Class L was merged into Class A on August 5, 2011.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	108%
For the Year Ended October 31, 2013	82
For the Year Ended October 31, 2012	102
For the Year Ended October 31, 2011	232
For the Year Ended October 31, 2010	322

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Inflation Plus Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Inflation Plus Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 18, 2014

32

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

33

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

34

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford Inflation Plus Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

36

The Hartford Inflation Plus Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,000.60	$4.29	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$995.90	$8.05	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class C	$1,000.00	$996.80	$8.05	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class I	$1,000.00	$1,002.10	$3.03	$1,000.00	$1,022.18	$3.06	0.60	184	365
Class R3	$1,000.00	$998.80	$6.05	$1,000.00	$1,019.16	$6.11	1.20	184	365
Class R4	$1,000.00	$999.50	$4.54	$1,000.00	$1,020.67	$4.58	0.90	184	365
Class R5	$1,000.00	$1,002.10	$3.03	$1,000.00	$1,022.18	$3.06	0.60	184	365
Class Y	$1,000.00	$1,002.30	$2.57	$1,000.00	$1,022.64	$2.60	0.51	184	365

37

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Inflation Plus Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

38

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, its use of the Fund’s investment flexibility, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

39

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap and a permanent expense cap on each share class. These arrangements resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses. The Board also noted the decrease in the Fund’s assets.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

40

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

The Hartford Inflation Plus Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Inflation Protected Securities Risk: The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment and Sovereign Debt Risk: Investments in foreign investments and sovereign debt can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, risks that stem from substantially lower trading volume on foreign markets, and default risk.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

42

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:
a) management;
b) use; and
c) protection;
of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:
a) service your Transactions with us; and
b) support our business functions.

We may obtain Personal Information from:
a) You;
b) your Transactions with us; and
c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:
a) your name;
b) your address;
c) your income;
d) your payment; or
e) your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a) our insurance companies;
b) our employee agents;
c) our brokerage firms; and
d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:
a) market our products; or
b) market our services;
to You without providing You with an option to prevent these disclosures.	We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a) independent agents;
b) brokerage firms;
c) insurance companies;
d) administrators; and
e) service providers;
who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a) taking surveys;
b) marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:
a) cookies;
b) pixel tagging; or
c) other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a) “opt-out;” or
b) “opt-in;”
as required by law.

We only disclose Personal Health Information with:
a) your proper written authorization; or
b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:
a) underwriting policies;
b) paying claims;
c) developing new products; or
d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a) the confidentiality; and
b) the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:
a) secured files;
b) user authentication;
c) encryption;
d) firewall technology; and
e) the use of detection software.

We are responsible for and must:
a) identify information to be protected;
b) provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.	As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:
a) credit history;
b) income;
c) financial benefits; or
d) policy or claim information.

Personal Health Information means health information such as:
a) your medical records; or
b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.
It includes:
a) Personal Financial Information; and
b) Personal Health Information.

Transaction means your business dealings with us, such as:
a) your Application;
b) your request for us to pay a claim; and
c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:
a) asking about;
b) applying for; or
c) obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-IP14 12/14 113986-3 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND* 2014 Annual Report *Prior to March 1, 2014, Hartford International Capital Appreciation Fund was known as The Hartford Diversified International Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

Hartford International Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford International Capital Appreciation Fund inception 06/30/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 6/30/08 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	Since Inception▲
International Capital Appreciation A#	0.89%	7.30%	0.76%
International Capital Appreciation A##	-4.65%	6.10%	-0.14%
International Capital Appreciation B#	0.10%	6.52%	0.04%
International Capital Appreciation B##	-4.90%	6.21%	0.04%
International Capital Appreciation C#	0.06%	6.49%	0.01%
International Capital Appreciation C##	-0.94%	6.49%	0.01%
International Capital Appreciation I#	1.19%	7.71%	1.14%
International Capital Appreciation R3#	0.54%	7.03%	0.51%
International Capital Appreciation R4#	0.90%	7.37%	0.81%
International Capital Appreciation R5#	1.18%	7.69%	1.09%
International Capital Appreciation Y#	1.22%	7.72%	1.15%
MSCI All Country World ex USA Index	0.49%	6.55%	1.92%

▲	Inception: 06/30/2008
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford International Capital Appreciation Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
International Capital Appreciation Class A	1.45%	1.95%
International Capital Appreciation Class B	2.20%	2.64%
International Capital Appreciation Class C	2.20%	2.68%
International Capital Appreciation Class I	1.20%	1.56%
International Capital Appreciation Class R3	1.65%	2.25%
International Capital Appreciation Class R4	1.35%	1.94%
International Capital Appreciation Class R5	1.05%	1.63%
International Capital Appreciation Class Y	1.00%	1.53%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Kent M. Stahl, CFA	Gregg R. Thomas, CFA	Jean-Marc Berteaux
Senior Vice President and Director of Investments and Risk Management	Senior Vice President and Director, Risk Management	Senior Vice President and Equity Portfolio Manager
James H. Shakin, CFA	Tara Connolly Stilwell, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of the Hartford International Capital Appreciation Fund returned 0.89%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned 0.49% for the same period. The Fund also outperformed the 0.35% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. Despite these positives, many market participants found ample reason to reassess their risk appetites (i.e. reduce risks), given the strong performance in recent years. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

Six of the ten sectors within the MSCI All Country World ex USA Index posted positive returns for the period. The Healthcare (+15%), Information Technology (+8%), and Utilities (+8%) sectors posted the largest gains while the Materials (-9%), Energy (-7%), and Consumer Discretionary (-3%) sectors lagged on a relative basis.

Both security selection and sector allocation, a result of our bottom-up stock selection, contributed to the Fund’s relative outperformance versus the benchmark during the period. Stock selection was strongest within the Materials, Utilities, and Telecommunication Services sectors. This was partially offset by weaker selection in the Financials and Industrials sectors. The benefit of being overweight the Information Technology sector and underweight the lagging Energy sector was partially offset by an overweight to the Consumer Discretionary sector. On a regional basis, an underweight allocation to North America detracted as the U.S. outperformed over the period. However, this was more than offset by strong security selection in Japan and emerging markets.

Top contributors to relative performance during the period included Huabao International (Materials), Ono Pharmaceuticals (Healthcare), and WuXi PharmaTech (Healthcare). Shares of Huabao International, China’s leading producer of tobacco flavors and reconstituted tobacco leaves products, rose as the company posted solid earnings and investor concerns around short-seller accusations in 2011 dissipated. Ono Pharmaceuticals, a Japan-based pharmaceutical firm, is directly leveraged to the future success of

3

Hartford International Capital Appreciation Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Bristol-Myers Squibb's immuno-oncology pipeline drug Nivolumab. Ono has marketing rights in Japan and Asia, and owns royalty rights on Bristol's sales in the rest of the world. Ono’s shares have benefitted from enthusiasm building around Nivolumab as clinical data point to its potential in multiple tumor types. WuXi PharmaTech, a China-based provider of research and development outsourcing laboratory services, saw shares rise as the company experienced acceleration in growth due to improvements in U.S. laboratory service demand and improved traction in China. WuXi also reported strong second quarter 2014 results with sales exceeding consensus estimates. Top contributors to absolute performance also included AstraZeneca (Healthcare) and Teva Pharmaceuticals (Healthcare).

The largest detractors from absolute and relative performance were Vallourec (Industrials), Trican Well Services (Energy), and Renault (Consumer Discretionary). Shares of Vallourec, an industrial machinery company primarily focused on serving the energy/powergen market, fell on news that its largest single customer, Petrobras, changed its focus from exploration to production resulting in a significant decrease in the firm’s inventory of and demand for Vallourec tubes. Shares of Trican Well Services, a North American supplier of pressure pumping services to the oil and gas industry, fell during the period despite beating consensus earnings and revenue estimates; the stock price fell along with the broader sector as energy was the worst performing sector in the benchmark. Renault, a France-based automobile manufacturer, saw shares fall after an announcement of an agreement with Fiat under which Renault will supply Fiat with light commercial vehicles, a move investors viewed unfavorably.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the global cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. After three years of fiscal consolidation it appears that the U.S. expansion will no longer require support of the Fed and policy tightening appears to be on the horizon. Europe is adding layer after layer of central bank accommodation while Japan contemplates extending its quantitative easing program. In the meantime, China continues to use targeted easing measures to maintain growth. We believe that the combined effects of these policy actions will be the primary market driver in coming months.

The Fund ended the period most overweight the Industrials, Consumer Discretionary, and Information Technology sectors and most underweight the Financials, Energy, and Consumer Staples sectors, relative to its benchmark. On a regional basis, the Fund was most overweight Japan and most underweight North America.

Diversification by Sector
as of October 31, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.4%
Consumer Staples	6.7
Energy	3.2
Financials	16.4
Health Care	10.6
Industrials	16.2
Information Technology	11.6
Materials	9.1
Services	3.1
Utilities	2.9
Total	96.2%
Short-Term Investments	4.0
Other Assets and Liabilities	(0.2)
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford International Capital Appreciation Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.4%
	Argentina - 0.5%
1	Banco Macro S.A. ‡	$37
3	Empresa Distribuidora y Comercializadora Norte S.A ●	33
2	Grupo Financiero Galicia S.A.	30
1	YPF Sociedad Anonima ADR	35
		135
	Australia - 3.5%
84	AJ Lucas Group Ltd. ●	53
97	Alumina Ltd. ●	141
16	Aquarius Platinum Ltd. ●	4
6	Austbrokers Holdings Ltd.	51
9	Challenger Financial Services Group Ltd. ☼	54
27	Dick Smith Holdings Ltd.	52
2	Domino's Pizza Enterprises Ltd.	52
4	Energy Resources of Australia Ltd. ●	5
21	Federation Centres	51
16	ING Office Fund REIT	52
20	Karoon Gas Australia Ltd. ●☼	52
42	National Storage REIT ●	52
11	NuFarm Ltd.	50
34	Orora Ltd.	52
25	Qantas Airways Ltd. ●	38
29	Resolute Mining Ltd. ●	8
4	Seek Ltd.	54
61	Spotless Group Holdings Ltd. ●	104
13	Treasury Wine Estates Ltd.	51
14	Western Areas Ltd. ☼	53
		1,029
	Austria - 0.0%
1	Zumtobel Group AG	10

	Belgium - 1.8%
1	Ageas	40
5	Agfa Gevaert N.V. ●	12
3	Anheuser-Busch InBev N.V.	359
—	Delhaize-Le Lion S.A.	18
1	UCB S.A.	100
		529
	Brazil - 1.3%
4	BB Seguridade Participacoes	47
3	Cia Brasileira de Meios de Pagamentos	52
—	HRT Participacoes em Petroleo S.A. ●	2
4	Itau Unibanco Banco Multiplo S.A. ADR	56
7	Kroton Educacional S.A.	47
1	Linx S.A.	25
4	Petroleo Brasileiro S.A. ADR	47
5	Raia Drogasil S.A.	45
2	Smiles S.A.	38
2	Valid Solucoes S.A.	37
		396
	Canada - 2.6%
5	Alimentation Couche-Tard, Inc.	186
2	Barrick Gold Corp.	21
8	CAE, Inc.	106
4	Centerra Gold, Inc.	14
4	Eldorado Gold Corp.	20
1	EnCana Corp.	22
9	Kinross Gold Corp. ●	20
3	Legacy Oil + Gas, Inc. ●	12
3	Methanex Corp.	165
2	Northern Dynasty Minerals Ltd. ●	1
2	Painted Pony Petroleum Ltd. ●	15
2	Talisman Energy, Inc.	15
16	Trican Well Service Ltd.	147
4	Uranium Participation Corp. ●	16
		760
	Cayman Islands - 0.2%
45	HC International, Inc. ●	55

	China - 8.0%
6	21Vianet Group, Inc. ADR ●	135
78	Air China Ltd.	51
1	Alibaba Group Holding Ltd. ●	85
146	AMVIG Holdings Ltd.	69
—	Baidu, Inc. ADR ●	104
7	ChinaCache International Holdings Ltd. ADR ●	70
46	Daphne International Holdings Ltd.	23
57	Dongfeng Motor Group Co., Ltd.	88
12	E-House China Holdings Ltd.	120
14	ENN Energy Holdings Ltd.	88
391	Greatview Aseptic Packaging Co., Ltd.	256
67	Guangdong Investment Ltd.	88
106	Huabao International Holdings Ltd.	76
120	Huadian Fuxin Energy Corp., Ltd.	69
158	Intime Retail Group Co., Ltd.	137
39	Kingboard Laminates Holdings Ltd. ●	16
29	Mandarin Oriental International Ltd.	51
311	Maoye International Holdings	48
1	NetEase, Inc. ADR	102
6	New Oriental Education & Technology Group, Inc. ADR ●	122
24	New World Department Store China	9
1	NQ Mobile, Inc. ADR ●	6
43	PetroChina Co., Ltd.	54
9	Phoenix New Media Ltd. ADR ●	94
8	Ping An Insurance (Group) Co.	62
3	Sinovac Biotech Ltd. ●	14
31	Sunny Optical Technology Group	51
7	WuXi PharmaTech Cayman, Inc. ●	274
		2,362
	Colombia - 0.1%
3	Pacific Rubiales Energy Corp.	40

	Denmark - 1.4%
9	DSV AS	280
7	H. Lundbeck A/S	145
		425
	Finland - 1.0%
4	Kone Oyj Class B	193
2	Sampo Oyj Class A	95
		288
	France - 9.5%
1	Air Liquide	168
—	Alten Ltd.	19
1	BNP Paribas	49
3	Bureau Veritas S.A.	63
1	Capital Gemini S.A.	48
3	Cie Generale d'Optique Essilor International S.A.	306
1	Compagnie De Saint-Gobain	58
—	Devoteam S.A.	4

The accompanying notes are an integral part of these financial statements.

5

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.4% - (continued)
	France - 9.5% - (continued)
9	Edenred	$239
2	GDF Suez	56
1	GFI Informatique S.A.	3
1	Groupe Steria SCA	23
—	Lafarge S.A.	25
3	Legrand S.A.	168
1	L'Oreal S.A.	118
1	Metropole Television S.A.	20
8	Orange S.A.	134
1	Pernod-Ricard S.A.	150
3	Peugeot S.A. ●	38
3	Renault S.A.	190
3	Rexel S.A.	56
—	S.p.A.Group S.A. ‡	10
1	Saft Groupe S.A.	16
2	Sanofi-Aventis S.A.	172
1	Schneider Electric S.A.	110
1	Societe Generale Class A	37
1	Thales S.A.	35
1	Total S.A.	86
1	Unibail Rodamco REIT	131
1	Valeo S.A.	153
4	Vallourec S.A.	152
		2,837
	Germany - 3.4%
1	Bayer AG	184
—	Bertrandt AG	27
3	Brenntag AG	163
2	Deutsche Lufthansa AG	29
2	E.On SE	29
1	Gerry Weber International AG	28
1	Hamburger Hafen und Logistik	15
1	Hugo Boss AG	109
13	Infineon Technologies AG	123
—	Koenig & Bauer AG ●	4
2	Kontron AG ●	10
1	Norma Group SE	36
1	Osram Licht AG ●	22
1	Rheinmetall AG	34
1	RWE AG	31
1	Salzgitter AG	22
1	Suedzucker AG	16
6	Tom Tailor Holding AG ●	80
1	United Internet AG	49
		1,011
	Greece - 0.3%
106	Alpha Bank A.E. ●	69
11	Piraeus Bank S.A. ●	16
		85
	Hong Kong - 4.1%
9	AAC Technologies Holdings, Inc.	53
12	AIA Group Ltd.	65
39	Baoxin Automotive Group Ltd.	30
15	CafT de Coral Holdings Ltd.	52
80	China High Precision Automation Group Ltd. ⌂●†	—
107	China Lesso Group Holdings Ltd.	56
8	China Merchants Holdings International Co., Ltd.	25
124	China Resources Cement	84
26	China Resources Gas Group LT	75
32	China Resources Land Ltd.	75
6	Clear Media Ltd.	6
2	Dah Sing Financial Group	13
40	Esprit Holdings Ltd.	50
234	Global Brands Group Holding Ltd. ●	52
525	G-Resources Group Ltd. ●	13
1	Lifestyle Properties Development Ltd. ●	—
39	MGM China Holdings Ltd.	126
104	Pacific Basin Ship	50
17	Samsonite International S.A.	55
11	Sands China Ltd.	68
19	Shanghai Industrial Holdings Ltd.	58
17	Techtronic Industries Co., Ltd.	53
51	Towngas China Co., Ltd.	53
216	Trinity Ltd.	52
106	Xingda International Holdings	37
48	Xinyi Glass Holdings Co., Ltd.	28
		1,229
	Hungary - 0.1%
12	Magyar Tavkozlesi Rt ●	16
1	OTP Bank plc ●	17
		33
	India - 0.6%
5	Allahabad Bank Ltd.	10
2	Canara Bank Ltd.	13
1	Corp. Bank	8
2	ICICI Bank Ltd.	104
31	Manappuram Finance Ltd.	16
6	NTPC Ltd.	15
		166
	Ireland - 0.6%
5	AER Lingus Group plc	9
176	Bank of Ireland ●	69
5	CRH plc	114
		192
	Israel - 0.8%
4	Teva Pharmaceutical Industries Ltd. ADR	228

	Italy - 1.7%
8	Assicurazioni Generali S.p.A.	156
1	Banca Popolare dell-Emilia Romagna Scrl ●	10
2	Buzzi Unicem S.p.A.	27
1	DiaSorin S.p.A.	41
3	Eni S.p.A.	64
30	Intesa Sanpaolo S.p.A.	87
17	UniCredit S.p.A.	120
		505
	Japan - 19.0%
1	Adastria Holdings Co., Ltd.	23
1	AEON Delight Co., Ltd.	15
4	AEON Mall Co., Ltd.	72
2	Aichi Steel Corp.	7
2	Aisan Industry Co., Ltd.	14
2	Aisin Seiki Co., Ltd.	59
—	Alpha Systems, Inc.	3
6	Anritsu Corp.	46
1	Avex, Inc.	12
6	Bridgestone Corp. ☼	188
2	Canon, Inc.	46
1	Cawachi Ltd.	14
1	Chubu Steel Plate Co., Ltd.	5

The accompanying notes are an integral part of these financial statements.

6

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.4% - (continued)
	Japan - 19.0% - (continued)
1	CMIC Holdings Co., Ltd.	$12
2	Dai-ichi Life Insurance Co., Ltd.	32
1	Daiichi Sankyo Co., Ltd.	20
1	Dai-Ichi Seiko Co., Ltd.	13
2	DeNa Co., Ltd.	19
2	Denso Corp.	107
4	DMG Mori Seiki Co., Ltd.	49
3	Eighteenth (The) Bank Ltd.	8
1	Eisai Co., Ltd.	43
1	En-Japan, Inc.	14
1	Exedy Corp.	20
1	Fuji Heavy Industries Ltd.	40
2	Fuji Machine Manufacturing Co.	14
1	Fujimi, Inc.	16
8	Fujitsu Ltd.	49
2	Funai Electric Co., Ltd.	20
1	Futaba Corp.	9
1	Gendai Agency, Inc.	4
2	Gree, Inc.	16
3	Higashi-Nippon Bank Ltd.	8
1	Hisaka Works Ltd.	9
2	Hitachi Chemical Co., Ltd.	37
11	Hitachi Ltd.	86
2	Hitachi Metals Ltd.	28
3	Honda Motor Co., Ltd.	107
2	Honeys Co., Ltd.	15
3	Hosiden Corp.	17
6	Inpex Corp.	78
3	Isuzu Motors Ltd.	38
1	Itochu Techno-Solutions Corp.	28
—	Japan Digital Laboratory Co., Ltd.	7
7	Japan Display, Inc. ●	22
1	Japan Petroleum Exploration Co., Ltd.	23
7	Japan Steel Works Ltd. ☼	25
2	JSR Corp.	31
4	KDDI Corp.	240
2	Keihin Corp.	23
5	Kubota Corp.	85
1	Kuroda Electric Co., Ltd. ☼	14
8	Kyushu Electric Power Co., Inc. ●	81
13	Leopalace21 Corp. ●	79
7	Makino Milling Machine Co.	50
1	Maruichi Steel Tube Ltd.	14
1	Melco Holdings, Inc.	11
2	Mimasu Semiconductor Industry Co., Ltd.	15
1	Miraial Co., Ltd.	14
2	Mitsubishi Estate Co., Ltd.	61
9	Mitsubishi Gas Chemical Co.	54
28	Mitsubishi Materials Corp.	88
60	Mitsubishi UFJ Financial Group, Inc.	350
15	Mitsubishi UFJ Lease & Finance Co., Ltd.	78
11	Mitsui Chemicals, Inc.	32
12	Mitsui O.S.K. Lines Ltd.	39
2	Mitsumi Electric Co., Ltd.	10
1	Moshi Moshi Hotline, Inc.	12
63	NEC Corp. ☼	221
2	Net One Systems Co., Ltd.	14
1	Neturen Co., Ltd.	5
3	Nichicon Corp.	21
—	Nintendo Co., Ltd.	22
2	Nippon Telegraph & Telephone Corp.	147
6	Nippon Television Network Corp.	85
2	Nishimatsuya Chain Co., Ltd.	20
1	Nitto Denko Corp.	32
1	NSD Co., Ltd.	9
1	OBIC Co., Ltd.	45
3	Oita Bank Ltd.	11
3	Ono Pharmaceutical Co., Ltd. ☼	285
1	Pal Co., Ltd.	22
1	Proto Corp.	10
8	Rakuten, Inc.	96
1	Recruit Holdings Co., Ltd. ●	23
1	Rohm Co., Ltd.	37
7	SCREEN Holdings Co., Ltd.	38
—	Shimamura Co., Ltd.	18
2	Shinkawa Ltd. ●	9
4	Shinko Electric Industries Co., Ltd.	23
29	Shinsei Bank Ltd.	65
1	SoftBank Corp.	44
5	Sony Financial Holdings, Inc.	76
7	Sumitomo Bakelite Co., Ltd.	28
1	Sumitomo Mitsui Financial Group, Inc.	53
2	Sumitomo Riko Co., Ltd.	14
20	T&D Holdings, Inc.	261
50	Taiheyo Cement Corp. ☼	184
1	Takata Corp. ☼	18
4	Takeda Pharmaceutical Co., Ltd.	167
3	Tochigi (The) Bank Ltd.	12
1	Tokai Rika Co., Ltd.	25
2	Tokio Marine Holdings, Inc.	73
1	Tokyo Ohka Kogyo Co., Ltd.	33
1	Tokyo Seimitsu Co., Ltd.	23
3	Tokyo Steel Manufacturing Co., Ltd.	18
1	Topre Corp.	16
23	Toshiba Corp.	101
5	Toshiba Machine Co., Ltd.	20
2	Toyoda Gosei Co., Ltd.	35
2	Toyota Boshoku Corp.	28
2	Toyota Industries Corp.	77
—	Tri-Stage, Inc.	5
3	TS Technology Co., Ltd.	70
2	Ushio, Inc.	23
1	XEBIO Co., Ltd.	19
2	Yamanashi (The) Chuo Bank Ltd.	9
1	Yamato Kogyo Co.	26
2	Yodogawa Steel Works Ltd.	8
—	Zuken, Inc.	4
		5,646
	Jersey - 0.4%
24	Glencore plc	123

	Luxembourg - 0.1%
1	Oriflame Cosmetics S.A. ADR	17

	Malaysia - 1.0%
321	AirAsia Berhad	244
45	MY EG Services BHD	55
		299
	Mexico - 1.2%
17	Alfa S.A.B. de C.V.	54

The accompanying notes are an integral part of these financial statements.

7

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.4% - (continued)
	Mexico - 1.2% - (continued)
20	Compartamos S.A.B. de C.V. ●	$45
19	Corporacion Inmobiliaria Vesta S. de RL de C.V.	41
17	Credito Real S.A. de C.V.	43
3	Gruma S.A.B de C.V. ●	33
9	Grupo Financiero Banorte S.A.B. de C.V.	59
26	Hoteles City Express S.A.B. de C.V. ●	48
12	OHL Mexico S.A.B. de C.V. ●	34
		357
	Netherlands - 2.8%
1	ASML Holding N.V.	127
2	Delta Lloyd N.V.	41
2	Heineken N.V.	138
18	ING Groep N.V. ●	257
29	Koninklijke (Royal) KPN N.V.	96
1	Koninklijke Philips N.V.	39
1	NXP Semiconductors N.V. ●	74
9	PostNL ●	37
1	USG People N.V.	13
		822
	Norway - 0.1%
5	Storebrand ASA ●	26

	Panama - 0.6%
2	Copa Holdings S.A. Class A	188

	Portugal - 0.2%
9	Banco Espirito Santo S.A. ⌂●†	—
5	Galp Energia SGPS S.A.	67
		67
	Russia - 0.1%
4	OAO Gazprom Class S ADR	29

	Singapore - 0.5%
39	ARA Asset Management	52
107	Biosensors International Group Ltd. ●	52
17	Petra Foods Ltd.	52
		156
	South Africa - 0.2%
1	Anglo American Platinum Ltd. ●	20
4	Impala Platinum Holdings Ltd. ●	28
8	Raubex Group Ltd.	16
		64
	South Korea - 3.2%
1	Coway Co., Ltd.	48
1	Doosan Corp.	71
2	Doosan Heavy Industrions and Construction Co. ●	39
2	Hana Financial Holdings	54
—	Hyundai Department Store Co., Ltd.	44
1	Hyundai Home Shopping Network Corp.	133
—	Hyundai Motor Co., Ltd.	51
1	KB Financial Group, Inc.	30
1	Kia Motors Corp.	35
2	Korea Electric Power Corp.	69
1	Korea Telecom Corp.	34
9	LG Telecom Ltd.	90
—	Posco Ltd.	114
—	Shinhan Financial Group Co., Ltd.	18
—	SK Telecom Co., Ltd.	59
2	Suprema, Inc. ●	47
1	Tongyang Life Insurance	13
		949
	Spain - 0.2%
1	Almirall S.A. ●	24
3	Telefonica S.A.	48
		72
	Sweden - 3.7%
5	Alfa Laval Ab	109
4	Assa Abloy Ab	224
7	Atlas Copco Ab	191
1	Axis Communications Ab	32
5	Boliden Ab	89
7	Electrolux AB Series B	210
5	Nordea Bank Ab	60
3	SKF AB Class B	70
7	Trelleborg AB	122
		1,107
	Switzerland - 5.9%
—	Adecco S.A.	34
—	Belimon Holding AG	35
2	Compagnie Financiere Richemont S.A.	128
—	Daetwyler Holding AG	6
—	Geberit AG	126
—	Givaudan	48
—	Holcim Ltd.	26
—	Inficon Holdings AG	21
6	Julius Baer Group Ltd.	264
—	Kuehne & Nagel International AG	41
—	LEM Holdings S.A.	19
—	Lindt & Spruengli AG	30
2	Micronas Semiconductor Holding AG	13
2	Novartis AG	228
1	Roche Holding AG	293
—	SGS S.A.	64
1	Tecan Group AG	54
18	UBS AG	311
		1,741
	Taiwan - 2.2%
7	Advantech Co., Ltd.	51
7	AirTac International Group	54
1	Hermes Microvision, Inc.	53
5	Pchome Online, Inc.	52
7	Silergy Corp.	52
78	Taiwan Semiconductor Manufacturing Co., Ltd.	339
35	WPG Holdings Co., Ltd.	43
		644
	Thailand - 0.4%
39	PTT Chemical Public Co., Ltd.	75
16	Total Access Communication Public Co., Ltd.	50
		125
	United Kingdom - 11.5%
2	Anglo American plc	45
12	Arm Holdings plc	173
10	Ashtead Group plc	165
4	AstraZeneca plc	297
6	BG Group plc	100
22	Booker Group plc	50
14	BP plc	98
6	British American Tobacco plc	320
9	Burberry Group plc	210

The accompanying notes are an integral part of these financial statements.

8

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.4% - (continued)
	United Kingdom - 11.5% - (continued)
2	Catlin Group Ltd.	$14
8	Compass Group plc ●	124
6	Diageo Capital plc	169
5	Halma plc	51
10	Hays plc ‡	21
6	Home Retail Group	18
11	HSBC Holdings plc	115
11	International Consolidated Airlines Group S.A. ●	71
2	Intertek Group plc	69
5	J. Sainsbury plc	18
3	Jardine Lloyd Thompson Group plc	44
15	Kingfisher plc	73
7	Lonmin plc ●	21
12	National Grid plc	179
8	Prudential plc	180
2	Reckitt Benckiser Group plc	190
6	SIG plc	14
8	Smith & Nephew plc	138
3	Spectris plc	94
2	Spirax-Sarco Engineering plc	88
3	Standard Chartered plc	47
3	SuperGroup plc ●	34
1	Victrex plc	28
3	WH Smith plc	50
1	Whitbread plc	48
4	WPP plc	72
		3,428
	United States - 0.6%
2	Home Inns & Hotels Management, Inc. ●	73
3	Markit Ltd. ●	75
—	Qihoo 360 Technology Co., Ltd. ●	28
		176
	Total Common Stocks
	(Cost $27,190)	$28,351

Preferred Stocks - 0.4%
	Germany - 0.4%
3	ProSieben Sat.1 Media AG	$118

	Total Preferred Stocks
	(Cost $123)	$118

Exchange Traded Funds - 0.4%
	United States - 0.4%
2	iShares MSCI ACWI ex US ETF	$102
—	iShares MSCI EAFE ETF	8
		110
	Total Exchange Traded Funds
	(Cost $109)	$110

	Total Long-Term Investments
	(Cost $27,422)	$28,579

Short-Term Investments - 4.0%
	Repurchase Agreements - 4.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $3, collateralized by U.S. Treasury Note 1.50%, 2019, value of $3)
$3	0.08%, 10/31/2014	$3
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $57, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $59)
57	0.09%, 10/31/2014	57
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $16,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $16)
16	0.08%, 10/31/2014	16
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $52,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $53)
52	0.10%, 10/31/2014	52
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $197,
collateralized by U.S. Treasury Bond 4.50% -
6.25%, 2023 - 2036, U.S. Treasury Note 1.63% -
	2.13%, 2015 - 2019, value of $201)
197	0.08%, 10/31/2014	197
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $227, collateralized by U.S. Treasury
Bill 0.02%, 2015, U.S. Treasury Bond 3.88% -
11.25%, 2015 - 2040, U.S. Treasury Note 2.00%
	- 3.38%, 2019 - 2021, value of $231)
227	0.09%, 10/31/2014	227
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $13, collateralized by U.S. Treasury Note 0.88%, 2017, value of $13)
13	0.13%, 10/31/2014	13
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $19, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $20)
19	0.07%, 10/31/2014	19
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $203,
collateralized by U.S. Treasury Bill 0.02%, 2015,
U.S. Treasury Bond 3.75% - 11.25%, 2015 -
2043, U.S. Treasury Note 1.38% - 4.25%, 2015 -
	2022, value of $207)
203	0.08%, 10/31/2014	203

The accompanying notes are an integral part of these financial statements.

9

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Short-Term Investments - 4.0% - (continued)
	Repurchase Agreements - 4.0% - (continued)
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $393,
collateralized by FHLMC 3.00% - 4.00%, 2026 -
2044, FNMA 2.50% - 5.00%, 2025 - 2044, U.S.
Treasury Bond 3.50% - 6.50%, 2026 - 2041,
U.S. Treasury Note 1.75% - 2.88%, 2018 - 2019,
	value of $401)
$393	0.10%, 10/31/2014	$393
		1,180
	Total Short-Term Investments
	(Cost $1,180)	$1,180

	Total Investments
(Cost $28,602) ▲	100.2%	$29,759
Other Assets and Liabilities	(0.2)%	(60)
Total Net Assets	100.0%	$29,699

The accompanying notes are an integral part of these financial statements.

10

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $28,829 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,568
Unrealized Depreciation	(1,638)
Net Unrealized Appreciation	$930

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value and percentage of net assets of these securities rounds to zero. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.
☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $58 at October 31, 2014.
‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2013 - 06/2014	9	Banco Espirito Santo S.A.	$11
09/2011 - 10/2011	80	China High Precision Automation Group Ltd.	31

The aggregate value and percentage of net assets of these securities at October 31, 2014, rounds to zero.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/06/2014	DEUT	$7	$7	$–	$–
AUD	Buy	11/03/2014	SSG	4	4	–	–
AUD	Sell	11/05/2014	UBS	47	47	–	–
CHF	Sell	11/03/2014	BMO	9	9	–	–
CHF	Sell	11/04/2014	BNY	4	4	–	–
EUR	Buy	11/03/2014	RBC	10	10	–	–
EUR	Buy	11/04/2014	WEST	5	5	–	–
GBP	Buy	11/03/2014	BMO	39	39	–	–
GBP	Buy	11/04/2014	MSC	10	10	–	–
HKD	Buy	11/04/2014	BCLY	59	59	–	–
HKD	Buy	11/03/2014	UBS	12	12	–	–
HKD	Sell	11/04/2014	BCLY	27	27	–	–
JPY	Buy	12/18/2014	BCLY	72	68	–	(4)
JPY	Buy	11/06/2014	DEUT	3	3	–	–
JPY	Buy	11/04/2014	SSG	30	29	–	(1)
JPY	Buy	11/05/2014	UBS	–	–	–	–
JPY	Sell	11/13/2014	DEUT	45	41	4	–
JPY	Sell	12/18/2014	MSC	72	68	4	–

The accompanying notes are an integral part of these financial statements.

11

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
JPY	Sell	11/04/2014	SSG	$7	$7	$–	$–
JPY	Sell	12/18/2014	UBS	79	75	4	–
MXN	Buy	11/05/2014	SSG	7	7	–	–
MYR	Buy	11/03/2014	JPM	7	7	–	–
MYR	Buy	11/05/2014	JPM	2	2	–	–
SEK	Sell	11/03/2014	UBS	2	2	–	–
SGD	Buy	11/05/2014	BCLY	19	19	–	–
Total						$12	$(5)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNY	BNY Mellon
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican New Peso
MYR	Malaysian Ringgit
SEK	Swedish Krona
SGD	Singapore Dollar

Index Abbreviations:
ACWI	All Country World
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

12

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$135	$135	$–	$–
Australia	1,029	117	912	–
Austria	10	10	–	–
Belgium	529	12	517	–
Brazil	396	396	–	–
Canada	760	760	–	–
Cayman Islands	55	55	–	–
China	2,362	1,511	851	–
Colombia	40	40	–	–
Denmark	425	–	425	–
Finland	288	–	288	–
France	2,837	7	2,830	–
Germany	1,011	–	1,011	–
Greece	85	–	85	–
Hong Kong	1,229	88	1,141	–
Hungary	33	–	33	–
India	166	104	62	–
Ireland	192	9	183	–
Israel	228	228	–	–
Italy	505	–	505	–
Japan	5,646	23	5,623	–
Jersey	123	–	123	–
Luxembourg	17	–	17	–
Malaysia	299	–	299	–
Mexico	357	357	–	–
Netherlands	822	74	748	–
Norway	26	–	26	–
Panama	188	188	–	–
Portugal	67	–	67	–
Russia	29	29	–	–
Singapore	156	52	104	–
South Africa	64	16	48	–
South Korea	949	–	949	–
Spain	72	–	72	–
Sweden	1,107	–	1,107	–
Switzerland	1,741	40	1,701	–
Taiwan	644	–	644	–
Thailand	125	–	125	–
United Kingdom	3,428	78	3,350	–
United States	176	176	–	–
Total	$28,351	$4,505	$23,846	$–
Exchange Traded Funds	110	110	–	–
Preferred Stocks	118	–	118	–
Short-Term Investments	1,180	–	1,180	–
Total	$29,759	$4,615	$25,144	$–
Foreign Currency Contracts*	$12	$–	$12	$–
Total	$12	$–	$12	$–
Liabilities:
Foreign Currency Contracts*	$5	$–	$5	$–
Total	$5	$–	$5	$–

The accompanying notes are an integral part of these financial statements.

13

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary - (continued)
October 31, 2014

♦	For the year ended October 31, 2014, investments valued at $475 were transferred from Level 1 to Level 2, and investments valued at $508 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Common Stocks	$10	$6	$(23	)†	$—	$10	$(16)	$13	$—	$—
Total	$10	$6	$(23)		$—	$10	$(16)	$13	$—	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(23).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

14

Hartford International Capital Appreciation Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $28,602)	$29,759
Cash	—
Foreign currency on deposit with custodian (cost $3)	3
Unrealized appreciation on foreign currency contracts	12
Receivables:
Investment securities sold	129
Fund shares sold	5
Dividends and interest	67
Other assets	52
Total assets	30,027
Liabilities:
Unrealized depreciation on foreign currency contracts	5
Payables:
Investment securities purchased	262
Fund shares redeemed	36
Investment management fees	5
Administrative fees	—
Distribution fees	1
Accrued expenses	19
Total liabilities	328
Net assets	$29,699
Summary of Net Assets:
Capital stock and paid-in-capital	$27,688
Undistributed net investment income	228
Accumulated net realized gain	621
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,162
Net assets	$29,699

Shares authorized	525,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.92/$10.50
Shares outstanding	1,090
Net assets	$10,810
Class B: Net asset value per share	$9.84
Shares outstanding	92
Net assets	$908
Class C: Net asset value per share	$9.80
Shares outstanding	195
Net assets	$1,910
Class I: Net asset value per share	$9.98
Shares outstanding	184
Net assets	$1,835
Class R3: Net asset value per share	$9.91
Shares outstanding	127
Net assets	$1,258
Class R4: Net asset value per share	$9.95
Shares outstanding	116
Net assets	$1,151
Class R5: Net asset value per share	$9.98
Shares outstanding	107
Net assets	$1,071
Class Y: Net asset value per share	$9.98
Shares outstanding	1,078
Net assets	$10,756

The accompanying notes are an integral part of these financial statements.

15

Hartford International Capital Appreciation Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$699
Interest	1
Less: Foreign tax withheld	(76)
Total investment income	624

Expenses:
Investment management fees	275
Administrative services fees
Class R3	3
Class R4	2
Class R5	1
Transfer agent fees
Class A	21
Class B	2
Class C	4
Class I	1
Class R3	—
Class R4	—
Class Y	—
Distribution fees
Class A	28
Class B	11
Class C	21
Class R3	6
Class R4	3
Custodian fees	12
Accounting services fees	6
Registration and filing fees	89
Board of Directors' fees	1
Audit fees	29
Other expenses	15
Total expenses (before waivers and fees paid indirectly)	530
Expense waivers	(124)
Commission recapture	(1)
Total waivers and fees paid indirectly	(125)
Total expenses, net	405
Net Investment Income	219
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	2,787
Net realized gain on foreign currency contracts	7
Net realized gain on other foreign currency transactions	2
Net Realized Gain on Investments and Foreign Currency Transactions	2,796
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(2,939)
Net unrealized appreciation of foreign currency contracts	8
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(3)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(2,934)
Net Loss on Investments and Foreign Currency Transactions	(138)
Net Increase in Net Assets Resulting from Operations	$81

The accompanying notes are an integral part of these financial statements.

16

Hartford International Capital Appreciation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$219	$337
Net realized gain on investments and foreign currency transactions	2,796	1,943
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(2,934)	3,075
Net Increase in Net Assets Resulting from Operations	81	5,355
Distributions to Shareholders:
From net investment income
Class A	(104)	(158)
Class B	(1)	(13)
Class C	(4)	(22)
Class I	(17)	(26)
Class R3	(7)	(17)
Class R4	(9)	(18)
Class R5	(12)	(20)
Class Y	(121)	(202)
Total distributions	(275)	(476)
Capital Share Transactions:
Class A	(1,415)	2,156
Class B	(486)	69
Class C	(559)	395
Class I	395	116
Class R3	32	68
Class R4	28	17
Class R5	12	20
Class Y	121	202
Net increase (decrease) from capital share transactions	(1,872)	3,043
Net Increase (Decrease) in Net Assets	(2,066)	7,922
Net Assets:
Beginning of period	31,765	23,843
End of period	$29,699	$31,765
Undistributed (distributions in excess of) net investment income	$228	$185

The accompanying notes are an integral part of these financial statements.

17

Hartford International Capital Appreciation Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for Hartford International Capital Appreciation Fund (the "Fund"), a series of the Company, are included in this report. Prior to March 1, 2014, the Fund was known as The Hartford Diversified International Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and

18

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a

19

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each

20

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least

21

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$12	$—	$—	$—	$—	$12
Total	$—	$12	$—	$—	$—	$—	$12

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$5	$—	$—	$—	$—	$5
Total	$—	$5	$—	$—	$—	$—	$5

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

22

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$7	$—	$—	$—	$—	$7
Total	$—	$7	$—	$—	$—	$—	$7

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$8	$—	$—	$—	$—	$8
Total	$—	$8	$—	$—	$—	$—	$8

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's ("FCM") custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$12	$—	$—	$—	$12
Total subject to a master netting or similar arrangement	$12	$—	$—	$—	$12

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Unrealized depreciation on foreign currency contracts	$4	$—	$—	$—	$4
Total subject to a master netting or similar arrangement	$4	$—	$—	$—	$4

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

23

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$275	$476

24

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$298
Undistributed Long-Term Capital Gain	786
Unrealized Appreciation*	927
Total Accumulated Earnings	$2,011

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$99
Accumulated Net Realized Gain (Loss)	(99)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

During the year ended October 31, 2014, the Fund utilized $1,831 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for

25

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $4.5 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

26

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.44%
Class B	2.13
Class C	2.19
Class I	1.04
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $52 and contingent deferred sales charges of zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

27

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class A	10%	4%
Class B	65	2
Class I	59	4
Class R3	82	3
Class R4	91	4
Class R5	100	4
Class Y	100	36

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$20,360	$—	$20,360
Sales Proceeds	22,295	—	22,295

28

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	255	10	(421)	(156)	365	18	(147)	236
Amount	$2,572	$102	$(4,089)	$(1,415)	$3,316	$157	$(1,317)	$2,156
Class B
Shares	2	—	(53)	(51)	14	1	(7)	8
Amount	$27	$1	$(514)	$(486)	$125	$13	$(69)	$69
Class C
Shares	69	1	(131)	(61)	60	2	(19)	43
Amount	$698	$4	$(1,261)	$(559)	$543	$22	$(170)	$395
Class I
Shares	73	2	(38)	37	20	3	(10)	13
Amount	$755	$17	$(377)	$395	$178	$26	$(88)	$116
Class R3
Shares	6	1	(4)	3	7	2	(1)	8
Amount	$62	$7	$(37)	$32	$61	$17	$(10)	$68
Class R4
Shares	3	1	(1)	3	3	2	(3)	2
Amount	$26	$9	$(7)	$28	$24	$18	$(25)	$17
Class R5
Shares	—	1	—	1	—	2	—	2
Amount	$—	$12	$—	$12	$—	$20	$—	$20
Class Y
Shares	—	12	—	12	—	24	—	24
Amount	$—	$121	$—	$121	$—	$202	$—	$202
Total
Shares	408	28	(648)	(212)	469	54	(187)	336
Amount	$4,140	$273	$(6,285)	$(1,872)	$4,247	$475	$(1,679)	$3,043

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	4	$39
For the Year Ended October 31, 2013	3	$27

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the

29

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

30

Hartford International Capital Appreciation Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$9.91	$0.06	$0.03	$0.09	$(0.08)	$–	$(0.08)	$9.92	0.89%	$10,810	1.84%	1.44%	0.57%
B	9.84	(0.02)	0.03	0.01	(0.01)	–	(0.01)	9.84	0.10	908	2.53	2.13	(0.18)
C	9.81	(0.03)	0.04	0.01	(0.02)	–	(0.02)	9.80	0.06	1,910	2.59	2.19	(0.26)
I	9.97	0.10	0.02	0.12	(0.11)	–	(0.11)	9.98	1.19	1,835	1.44	1.04	1.03
R3	9.91	0.05	0.01	0.06	(0.06)	–	(0.06)	9.91	0.54	1,258	2.12	1.65	0.44
R4	9.94	0.08	0.01	0.09	(0.08)	–	(0.08)	9.95	0.90	1,151	1.81	1.35	0.74
R5	9.97	0.11	0.01	0.12	(0.11)	–	(0.11)	9.98	1.18	1,071	1.50	1.05	1.04
Y	9.97	0.11	0.01	0.12	(0.11)	–	(0.11)	9.98	1.22	10,756	1.40	1.00	1.09

For the Year Ended October 31, 2013
A	$8.31	$0.10	$1.66	$1.76	$(0.16)	$–	$(0.16)	$9.91	21.43%	$12,351	1.95%	1.41%	1.12%
B	8.25	0.04	1.65	1.69	(0.10)	–	(0.10)	9.84	20.63	1,404	2.64	2.11	0.44
C	8.23	0.04	1.64	1.68	(0.10)	–	(0.10)	9.81	20.64	2,514	2.68	2.15	0.39
I	8.36	0.14	1.66	1.80	(0.19)	–	(0.19)	9.97	21.90	1,467	1.56	1.03	1.50
R3	8.31	0.08	1.66	1.74	(0.14)	–	(0.14)	9.91	21.22	1,225	2.25	1.65	0.91
R4	8.33	0.11	1.67	1.78	(0.17)	–	(0.17)	9.94	21.62	1,122	1.94	1.35	1.21
R5	8.35	0.14	1.67	1.81	(0.19)	–	(0.19)	9.97	22.02	1,059	1.63	1.05	1.50
Y	8.36	0.14	1.66	1.80	(0.19)	–	(0.19)	9.97	21.93	10,623	1.53	1.00	1.55

For the Year Ended October 31, 2012
A	$7.98	$0.10	$0.29	$0.39	$(0.06)	$–	$(0.06)	$8.31	4.94%	$8,397	2.11%	1.44%	1.26%
B	7.92	0.04	0.29	0.33	–	–	–	8.25	4.17	1,111	2.80	2.13	0.57
C	7.90	0.04	0.29	0.33	–	–	–	8.23	4.18	1,753	2.83	2.16	0.53
I	8.03	0.13	0.29	0.42	(0.09)	–	(0.09)	8.36	5.39	1,119	1.69	1.02	1.67
R3	7.98	0.08	0.29	0.37	(0.04)	–	(0.04)	8.31	4.68	963	2.39	1.65	1.05
R4	8.00	0.11	0.28	0.39	(0.06)	–	(0.06)	8.33	5.02	924	2.08	1.35	1.34
R5	8.03	0.13	0.28	0.41	(0.09)	–	(0.09)	8.35	5.23	868	1.77	1.05	1.64
Y	8.03	0.14	0.28	0.42	(0.09)	–	(0.09)	8.36	5.42	8,708	1.67	1.00	1.69

For the Year Ended October 31, 2011
A	$8.46	$0.07	$(0.48)	$(0.41)	$(0.07)	$–	$(0.07)	$7.98	(4.87)%	$8,137	2.01%	1.41%	0.84%
B	8.39	0.01	(0.47)	(0.46)	(0.01)	–	(0.01)	7.92	(5.47)	1,141	2.72	2.12	0.14
C	8.39	0.01	(0.48)	(0.47)	(0.02)	–	(0.02)	7.90	(5.67)	1,513	2.75	2.15	0.13
I	8.50	0.11	(0.48)	(0.37)	(0.10)	–	(0.10)	8.03	(4.43)	941	1.61	1.01	1.26
R3	8.46	0.05	(0.48)	(0.43)	(0.05)	–	(0.05)	7.98	(5.10)	890	2.31	1.65	0.60
R4	8.48	0.08	(0.49)	(0.41)	(0.07)	–	(0.07)	8.00	(4.87)	859	2.01	1.35	0.91
R5	8.49	0.10	(0.47)	(0.37)	(0.09)	–	(0.09)	8.03	(4.40)	824	1.70	1.05	1.21
Y	8.50	0.11	(0.48)	(0.37)	(0.10)	–	(0.10)	8.03	(4.44)	8,264	1.60	1.00	1.26

See Portfolio Turnover information on the next page.

31

Hartford International Capital Appreciation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010
A	$7.35	$0.05	$1.14	$1.19	$(0.08)	$–	$(0.08)	$8.46	16.31%	$8,005	2.29%	1.58%	0.58%
B	7.31	(0.01)	1.13	1.12	(0.04)	–	(0.04)	8.39	15.36	1,177	3.01	2.32	(0.18)
C	7.31	(0.01)	1.13	1.12	(0.04)	–	(0.04)	8.39	15.43	1,452	3.05	2.33	(0.20)
I	7.38	0.07	1.15	1.22	(0.10)	–	(0.10)	8.50	16.69	880	1.90	1.21	0.90
R3	7.35	0.02	1.15	1.17	(0.06)	–	(0.06)	8.46	16.02	906	2.59	1.81	0.30
R4	7.36	0.04	1.16	1.20	(0.08)	–	(0.08)	8.48	16.38	877	2.29	1.55	0.57
R5	7.37	0.06	1.15	1.21	(0.09)	–	(0.09)	8.49	16.61	863	1.99	1.28	0.83
Y	7.38	0.07	1.15	1.22	(0.10)	–	(0.10)	8.50	16.69	8,650	1.89	1.20	0.92

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	69%
For the Year Ended October 31, 2013	106
For the Year Ended October 31, 2012	85
For the Year Ended October 31, 2011	89
For the Year Ended October 31, 2010	155

32

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund) (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund) of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

33

Hartford International Capital Appreciation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

34

Hartford International Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

35

Hartford International Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

Hartford International Capital Appreciation Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

37

Hartford International Capital Appreciation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$966.90	$7.19	$1,000.00	$1,017.90	$7.37	1.45%	184	365
Class B	$1,000.00	$963.80	$10.58	$1,000.00	$1,014.43	$10.85	2.14	184	365
Class C	$1,000.00	$962.70	$10.88	$1,000.00	$1,014.12	$11.17	2.20	184	365
Class I	$1,000.00	$968.90	$5.21	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class R3	$1,000.00	$964.90	$8.17	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class R4	$1,000.00	$967.90	$6.69	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R5	$1,000.00	$968.90	$5.21	$1,000.00	$1,019.91	$5.34	1.05	184	365
Class Y	$1,000.00	$968.90	$4.96	$1,000.00	$1,020.17	$5.09	1.00	184	365

38

Hartford International Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford International Capital Appreciation Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

39

Hartford International Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board further noted recent changes to the Fund’s portfolio management team.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

40

Hartford International Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

41

Hartford International Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

42

Hartford International Capital Appreciation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the Fund.

Small/Mid-Cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

43

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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hartfordfunds.com

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MFAR-ICA14 12/14 113969-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL GROWTH FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford International Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Growth Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks capital appreciation.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary form what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
International Growth A#	4.52%	10.36%	3.81%
International Growth A##	-1.23%	9.12%	3.22%
International Growth B#	3.74%	9.55%	3.22%*
International Growth B##	-1.26%	9.27%	3.22%*
International Growth C#	3.65%	9.54%	3.03%
International Growth C##	2.65%	9.54%	3.03%
International Growth I#	4.94%	10.74%	4.11%
International Growth R3#	4.40%	10.24%	3.73%
International Growth R4#	4.68%	10.61%	4.01%
International Growth R5#	4.99%	10.94%	4.26%
International Growth Y#	5.10%	11.02%	4.35%
MSCI All Country World ex USA Growth Index	1.01%	7.14%	7.12%
MSCI EAFE Growth Index	-0.25%	7.76%	6.57%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI All Country World ex USA Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging stock markets, excluding the U.S., of the growth securities within the MSCI All Country World ex USA Index.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Growth Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
International Growth Class A	1.55%	1.65%
International Growth Class B	2.30%	2.66%
International Growth Class C	2.30%	2.35%
International Growth Class I	1.24%	1.24%
International Growth Class R3	1.60%	1.83%
International Growth Class R4	1.30%	1.45%
International Growth Class R5	1.00%	1.15%
International Growth Class Y	0.95%	1.02%

*

As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Jean-Marc Berteaux	John A. Boselli, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Growth Fund returned 4.52%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming its benchmarks, the MSCI All Country World ex USA Growth Index and the MSCI EAFE Growth Index, which returned 1.01% and -0.25%, respectively, for the same period. The Fund outperformed the 0.35% average return of the International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

Six of the ten sectors in the MSCI All Country World ex USA Growth Index rose during the period. Within the Index, the Healthcare (+16%), Information Technology (+7%), and Utilities (+4%) sectors gained the most during the period. Energy (-11%), Materials (-6%), and Industrials (-2%) lagged on a relative basis.

The Fund’s outperformance relative to the MSCI All Country World ex USA Growth Index was primarily the result of strong security selection. Positive stock selection within Healthcare, Information Technology, and Consumer Discretionary more than offset weak security selection within Energy and Industrials. Sector allocation, a residual of bottom-up stock selection, also contributed to benchmark-relative performance over the period. The Fund’s overweight exposure to the Healthcare sector and underweight exposure to the Energy sector contributed to relative results, while an underweight to the Consumer Staples sector and an overweight to the Consumer Discretionary sector detracted from relative returns over the period.

Ono Pharmaceutical (Healthcare), Ashtead Group (Industrials), and Teva Pharmaceutical Industries (Healthcare) were the top contributors to performance relative to the MSCI All Country World ex USA Growth Index during the period. Shares of Ono Pharmaceutical, a Japanese pharmaceutical company, performed well over the period due to reporting earnings that were above consensus, production growth, and rising cash flow margins. Ashtead Group, a UK-based equipment rental company that rents equipment for non-residential construction purposes in the U.S., contributed to relative returns as the company handily beat consensus earnings expectations due to improved capacity utilization and market share gains, which expanded margins. Shares of Teva Pharmaceutical Industries, an Israel-based global pharmaceutical company specializing in generic formulations, rose during the period due to the company receiving FDA approval for a version of Copaxone, a drug used to treat multiple sclerosis. Largan Precision (Information Technology) and WuXi Pharmatech

3

The Hartford International Growth Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

(Healthcare) contributed to relative performance during the period as well.

Top detractors from both absolute performance and performance relative to the MSCI All Country World ex USA Growth Index during the period were Vallourec (Industrials), Trican Well Service (Energy), and Renault (Consumer Discretionary). Shares of Vallourec, an industrial machinery company based in France that specializes in serving the energy and power generation market, underperformed after its largest single customer, Petrobras, changed its focus from exploration to production resulting in a significant destocking of Vallourec tubes. Shares of Trican Well Service, a Canada-based supplier of pressure-pumping services to the oil and gas industry, declined during the period despite beating consensus earnings and revenue estimates. The stock price fell along with the broader energy sector which performed poorly over the period. Shares of Renault, an automobile manufacturer based in France, fell as free cash flow results in the first half of 2014 disappointed and pricing was below estimates although the operating profit met expectations driven by cost savings.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period,

What is the outlook?

Geographically, at the end of the period the Fund remained overweight relative to the MSCI All Country World ex USA Growth Index in its exposure to Europe with the majority of our European stocks being domiciled in the U.K. We believe many companies have global end markets and/or benefit from secular growth trends, such as AstraZeneca (immuno-oncology) or the Fund’s U.K.-based tobacco companies, semi-conductor company ARM Holdings, and luxury clothing maker Burberry. Within emerging markets, Fund holdings were focused in Chinese and Taiwanese companies benefiting either from domestic or global growth trends, such as semiconductor company Taiwan Semi, internet company Tencent, AAC Technologies which makes miniature acoustic components for Apple products, or contract drug manufacturer WuXi Pharmatech. In Japan, we own shares of healthcare companies Ono Pharmaceutical and Astellas Pharma as well as global tiremaker Bridgestone that benefit from global secular trends, but the Fund remained underweight in its exposure to Japan overall at the end of the period.

We select stocks individually based on their merits. As a result of bottom-up stock selection, Healthcare was the Fund’s largest overweight exposure relative to the MSCI All Country World ex USA Growth Index at the end of the period. Other sectors where the Fund ended the period with weights above the MSCI All Country World ex USA Growth Index included Information Technology and Materials. The largest underweights relative to the above benchmark were the Consumer Staples, Energy, and Telecommunication Services sectors.

Diversification by Sector
as of October 31, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.2%
Consumer Staples	6.2
Energy	1.5
Financials	13.5
Health Care	19.2
Industrials	15.2
Information Technology	16.0
Materials	9.2
Utilities	0.8
Total	97.8%
Short-Term Investments	3.2
Other Assets and Liabilities	(1.0)
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford International Growth Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.8%
	Australia - 2.3%
1,016	Alumina Ltd. ●	$1,469
79	Seek Ltd.	1,158
701	Spotless Group Holdings Ltd. ●	1,186
		3,813
	Belgium - 1.3%
19	Anheuser-Busch InBev N.V.	2,077

	Brazil - 1.4%
89	BB Seguridade Participacoes	1,189
153	Kroton Educacional S.A.	1,089
		2,278
	Canada - 7.6%
89	Alimentation Couche-Tard, Inc.	3,009
135	CAE, Inc.	1,733
14	Magna International, Inc.	1,347
65	Methanex Corp.	3,839
267	Trican Well Service Ltd.	2,395
		12,323
	China - 8.0%
6	Baidu, Inc. ADR ●	1,321
5,066	Greatview Aseptic Packaging Co., Ltd.	3,318
1,006	Guangdong Investment Ltd.	1,323
850	Lenovo Group Ltd.	1,253
698	PICC Property and Casualty Co., Ltd.	1,281
118	WuXi PharmaTech Cayman, Inc. ●	4,442
		12,938
	Denmark - 3.8%
93	DSV AS	2,784
44	Novo Nordisk A/S	1,980
16	Pandora A/S	1,384
		6,148
	Finland - 0.7%
25	Sampo Oyj Class A	1,207

	France - 8.9%
33	Cie Generale d'Optique Essilor International S.A.	3,675
80	Edenred	2,213
35	Renault S.A.	2,595
12	Sanofi-Aventis S.A.	1,046
22	Valeo S.A.	2,418
68	Vallourec S.A.	2,473
		14,420
	Germany - 3.2%
54	Brenntag AG	2,644
92	Tom Tailor Holding AG ●	1,289
31	United Internet AG	1,196
		5,129
	Hong Kong - 3.8%
214	AAC Technologies Holdings, Inc.	1,284
334	AIA Group Ltd.	1,865
341	Samsonite International S.A.	1,132
114	Tencent Holdings Ltd. ●	1,834
		6,115
	India - 2.1%
32	HCL Technologies Ltd.	837
89	HDFC Bank Ltd.	1,328
22	ICICI Bank Ltd.	1,264
		3,429
	Israel - 3.0%
17	Check Point Software Technologies Ltd. ADR ●	1,297
64	Teva Pharmaceutical Industries Ltd. ADR	3,638
		4,935
	Italy - 0.8%
189	UniCredit S.p.A.	1,368

	Japan - 9.7%
100	Astellas Pharma, Inc.	1,546
90	Bridgestone Corp. ☼	3,019
11	Daito Trust Construction Co., Ltd.	1,358
635	NEC Corp. ☼	2,245
46	Ono Pharmaceutical Co., Ltd. ☼	4,618
803	Taiheyo Cement Corp. ☼	2,948
		15,734
	Jersey - 1.2%
389	Glencore plc	1,994

	Malaysia - 2.0%
4,191	AirAsia Berhad	3,186

	Netherlands - 0.7%
11	ASML Holding N.V.	1,126

	Panama - 1.8%
25	Copa Holdings S.A. Class A	2,957

	Sweden - 2.6%
118	Electrolux AB Series B	3,347
74	Skandinaviska Enskilda Banken Ab	955
		4,302
	Switzerland - 6.3%
11	Actelion Ltd.	1,316
1	Givaudan	1,313
20	Novartis AG	1,869
5	Partners Group	1,240
11	Roche Holding AG	3,117
4	Zurich Financial Services AG	1,299
		10,154
	Taiwan - 5.6%
89	Catcher Technology Co., Ltd.	751
179	Delta Electronics, Inc.	1,074
17	Largan Precision Co., Ltd.	1,166
65	MediaTek, Inc.	929
1,174	Taiwan Semiconductor Manufacturing Co., Ltd.	5,090
		9,010
	United Kingdom - 17.4%
55	Admiral Group plc	1,170
198	Arm Holdings plc	2,797
136	Ashtead Group plc	2,271
18	AstraZeneca plc	1,303
108	BAE Systems plc	796
39	British American Tobacco plc	2,219
99	British Sky Broadcasting Group plc ‡	1,400
138	Burberry Group plc	3,399
93	Compass Group plc ●	1,500
251	Direct Line Insurance Group plc	1,109
111	IG Group Holdings plc	1,067
28	Imperial Tobacco Group plc	1,224
12	Next plc	1,216

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 97.8% - (continued)
	United Kingdom - 17.4% - (continued)
73	Prudential plc		$1,690
19	Reckitt Benckiser Group plc		1,614
144	Sage (The) Group plc		875
84	Smith & Nephew plc		1,429
103	St. James's Place Capital plc		1,231
			28,310
	United States - 3.6%
17	Amdocs Ltd.		818
15	Aon plc		1,259
14	Covidien plc		1,264
24	Sensata Technologies Holding N.V. ●		1,187
13	Wabco Holdings, Inc. ●		1,240
			5,768
	Total Common Stocks
	(Cost $147,006)		$158,721

	Total Long-Term Investments
	(Cost $147,006)		$158,721

Short-Term Investments - 3.2%
	Repurchase Agreements - 3.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $15, collateralized by U.S. Treasury Note 1.50%, 2019, value of $15)
$15	0.08%, 10/31/2014		$15
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $254, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $259)
254	0.09%, 10/31/2014		254
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $68,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $70)
68	0.08%, 10/31/2014		68
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $232,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $236)
232	0.10%, 10/31/2014		232
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $872,
collateralized by U.S. Treasury Bond 4.50% -
6.25%, 2023 - 2036, U.S. Treasury Note 1.63% -
	2.13%, 2015 - 2019, value of $889)
872	0.08%, 10/31/2014		872
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,002, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$1,022)
1,002	0.09%, 10/31/2014		1,002
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $58, collateralized by U.S. Treasury Note 0.88%, 2017, value of $59)
58	0.13%, 10/31/2014		58
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $85, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $87)
85	0.07%, 10/31/2014		85
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $897,
collateralized by U.S. Treasury Bill 0.02%, 2015,
U.S. Treasury Bond 3.75% - 11.25%, 2015 -
2043, U.S. Treasury Note 1.38% - 4.25%, 2015 -
	2022, value of $915)
897	0.08%, 10/31/2014		897
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,739, collateralized by FHLMC 3.00% - 4.00%,
2026 - 2044, FNMA 2.50% - 5.00%, 2025 -
2044, U.S. Treasury Bond 3.50% - 6.50%, 2026
- 2041, U.S. Treasury Note 1.75% - 2.88%, 2018
	- 2019, value of $1,773)
1,739	0.10%, 10/31/2014		1,739
			5,222
	Total Short-Term Investments
	(Cost $5,222)		$5,222

	Total Investments
	(Cost $152,228) ▲	101.0%	$163,943
	Other Assets and Liabilities	(1.0)%	(1,630)
	Total Net Assets	100.0%	$162,313

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $152,603 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,878
Unrealized Depreciation	(6,538)
Net Unrealized Appreciation	$11,340

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $528 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/03/2014	SSG	$366	$362	$–	$(4)
AUD	Buy	11/05/2014	UBS	276	276	–	–
EUR	Buy	11/04/2014	WEST	1,119	1,119	–	–
HKD	Buy	11/04/2014	BCLY	113	113	–	–
HKD	Buy	11/03/2014	UBS	41	41	–	–
JPY	Buy	11/04/2014	SSG	549	528	–	(21)
MYR	Buy	11/03/2014	JPM	89	89	–	–
Total						$–	$(25)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
EUR	EURO
HKD	Hong Kong Dollar
JPY	Japanese Yen
MYR	Malaysian Ringgit

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$3,813	$–	$3,813	$–
Belgium	2,077	–	2,077	–
Brazil	2,278	2,278	–	–
Canada	12,323	12,323	–	–
China	12,938	9,081	3,857	–
Denmark	6,148	–	6,148	–
Finland	1,207	–	1,207	–
France	14,420	–	14,420	–
Germany	5,129	–	5,129	–
Hong Kong	6,115	–	6,115	–
India	3,429	1,264	2,165	–
Israel	4,935	4,935	–	–
Italy	1,368	–	1,368	–
Japan	15,734	–	15,734	–
Jersey	1,994	–	1,994	–
Malaysia	3,186	–	3,186	–
Netherlands	1,126	–	1,126	–
Panama	2,957	2,957	–	–
Sweden	4,302	–	4,302	–
Switzerland	10,154	–	10,154	–
Taiwan	9,010	–	9,010	–
United Kingdom	28,310	–	28,310	–
United States	5,768	5,768	–	–
Total	$158,721	$38,606	$120,115	$–
Short-Term Investments	5,222	–	5,222	–
Total	$163,943	$38,606	$125,337	$–
Foreign Currency Contracts*	$–	$–	$–	$–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts*	$25	$–	$25	$–
Total	$25	$–	$25	$–

♦	For the year ended October 31, 2014, investments valued at $2,505 were transferred from Level 1 to Level 2, and investments valued at $2,291 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
	1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
	2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
	3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $152,228)	$163,943
Cash	2
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	1,656
Fund shares sold	231
Dividends and interest	317
Other assets	53
Total assets	166,202
Liabilities:
Unrealized depreciation on foreign currency contracts	25
Payables:
Investment securities purchased	3,608
Fund shares redeemed	160
Investment management fees	26
Administrative fees	—
Distribution fees	8
Accrued expenses	62
Total liabilities	3,889
Net assets	$162,313
Summary of Net Assets:
Capital stock and paid-in-capital	$391,138
Undistributed net investment income	574
Accumulated net realized loss	(241,096)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	11,697
Net assets	$162,313

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.56/$13.29
Shares outstanding	7,781
Net assets	$97,732
Class B: Net asset value per share	$11.65
Shares outstanding	376
Net assets	$4,384
Class C: Net asset value per share	$11.63
Shares outstanding	1,116
Net assets	$12,978
Class I: Net asset value per share	$12.51
Shares outstanding	539
Net assets	$6,748
Class R3: Net asset value per share	$12.68
Shares outstanding	36
Net assets	$458
Class R4: Net asset value per share	$12.92
Shares outstanding	100
Net assets	$1,293
Class R5: Net asset value per share	$13.01
Shares outstanding	14
Net assets	$182
Class Y: Net asset value per share	$13.06
Shares outstanding	2,952
Net assets	$38,538

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$3,125
Interest	2
Less: Foreign tax withheld	(353)
Total investment income	2,774

Expenses:
Investment management fees	1,161
Administrative services fees	3
Class R3	1
Class R4	2
Class R5	—
Transfer agent fees	395
Class A	311
Class B	35
Class C	38
Class I	10
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	242
Class B	56
Class C	133
Class R3	2
Class R4	3
Custodian fees	19
Accounting services fees	27
Registration and filing fees	106
Board of Directors' fees	4
Audit fees	23
Other expenses	42
Total expenses (before waivers and fees paid indirectly)	2,216
Expense waivers	(80)
Transfer agent fee waivers	(39)
Commission recapture	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(120)
Total expenses, net	2,096
Net Investment Income	678
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	15,066
Net realized loss on foreign currency contracts	(115)
Net realized gain on other foreign currency transactions	30
Net Realized Gain on Investments and Foreign Currency Transactions	14,981
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(10,504)
Net unrealized depreciation of foreign currency contracts	(26)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	6
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(10,524)
Net Gain on Investments and Foreign Currency Transactions	4,457
Net Increase in Net Assets Resulting from Operations	$5,135

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$678	$938
Net realized gain on investments and foreign currency transactions	14,981	15,645
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(10,524)	9,919
Net Increase in Net Assets Resulting from Operations	5,135	26,502
Distributions to Shareholders:
From net investment income
Class A	(665)	(713)
Class B	—	(3)
Class C	—	(20)
Class I	(56)	(66)
Class R3	(2)	(5)
Class R4	(9)	(7)
Class R5	(2)	(2)
Class Y	(45)	(40)
Total distributions	(779)	(856)
Capital Share Transactions:
Class A	1,178	(9,166)
Class B	(2,689)	(3,914)
Class C	(723)	(2,007)
Class I	1,012	(1,266)
Class R3	(48)	(360)
Class R4	337	21
Class R5	25	6
Class Y	35,170	18
Net increase (decrease) from capital share transactions	34,262	(16,668)
Net Increase in Net Assets	38,618	8,978
Net Assets:
Beginning of period	123,695	114,717
End of period	$162,313	$123,695
Undistributed (distributions in excess of) net investment income	$574	$755

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Growth Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford International Growth Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund's portfolio managers are John A. Boselli (50%) and Jean-Marc Berteaux (50%). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and

12

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a

13

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net

14

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

15

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$25	$—	$—	$—	$—	$25
Total	$—	$25	$—	$—	$—	$—	$25

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(115)	$—	$—	$—	$—	$(115)
Total	$—	$(115)	$—	$—	$—	$—	$(115)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(26)	$—	$—	$—	$—	$(26)
Total	$—	$(26)	$—	$—	$—	$—	$(26)

The derivatives held by the Fund as of October 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value

16

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$779	$856

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$590
Accumulated Capital and Other Losses*	(240,737)
Unrealized Appreciation†	11,322
Total Accumulated Deficit	$(228,825)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses.

17

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(80)
Accumulated Net Realized Gain (Loss)	80

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$130,192
2017	110,545
Total	$240,737

During the year ended October 31, 2014, the Fund utilized $15,344 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

18

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	2.30%	1.30%	1.60%	1.30%	1.00%	0.95%

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.50%
Class B	2.25
Class C	2.24
Class I	1.12
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

19

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $283 and contingent deferred sales charges of an amount which rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

20

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class R5	83%	—	%*

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	16%

*	Percentage rounds to zero.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$145,744	$—	$145,744
Sales Proceeds	114,205	—	114,205

21

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,226	53	(1,185)	94	823	69	(1,750)	(858)
Amount	$15,404	$658	$(14,884)	$1,178	$9,072	$704	$(18,942)	$(9,166)
Class B
Shares	6	—	(237)	(231)	10	—	(395)	(385)
Amount	$70	$—	$(2,759)	$(2,689)	$101	$3	$(4,018)	$(3,914)
Class C
Shares	112	—	(174)	(62)	72	2	(275)	(201)
Amount	$1,302	$—	$(2,025)	$(723)	$746	$20	$(2,773)	$(2,007)
Class I
Shares	171	4	(97)	78	47	6	(168)	(115)
Amount	$2,145	$51	$(1,184)	$1,012	$513	$59	$(1,838)	$(1,266)
Class R3
Shares	9	—	(13)	(4)	13	1	(45)	(31)
Amount	$116	$2	$(166)	$(48)	$141	$5	$(506)	$(360)
Class R4
Shares	30	1	(4)	27	14	1	(14)	1
Amount	$376	$9	$(48)	$337	$161	$7	$(147)	$21
Class R5
Shares	2	—	—	2	—	—	—	—
Amount	$25	$2	$(2)	$25	$5	$1	$—	$6
Class Y
Shares	3,600	3	(931)	2,672	45	3	(48)	—
Amount	$47,612	$45	$(12,487)	$35,170	$518	$40	$(540)	$18
Total
Shares	5,156	61	(2,641)	2,576	1,024	82	(2,695)	(1,589)
Amount	$67,050	$767	$(33,555)	$34,262	$11,257	$839	$(28,764)	$(16,668)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	54	$672
For the Year Ended October 31, 2013	78	$862

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the

22

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

23

The Hartford International Growth Fund

Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$12.10	$0.07	$0.48	$0.55	$(0.09)	$–	$(0.09)	$12.56	4.52%	$97,732	1.58%	1.50%	0.55%
B	11.23	(0.03)	0.45	0.42	–	–	–	11.65	3.74	4,384	2.64	2.25	(0.25)
C	11.22	(0.02)	0.43	0.41	–	–	–	11.63	3.65	12,978	2.30	2.24	(0.19)
I	12.04	0.12	0.47	0.59	(0.12)	–	(0.12)	12.51	4.94	6,748	1.18	1.12	0.92
R3	12.19	0.06	0.48	0.54	(0.05)	–	(0.05)	12.68	4.40	458	1.83	1.60	0.48
R4	12.45	0.10	0.48	0.58	(0.11)	–	(0.11)	12.92	4.68	1,293	1.44	1.30	0.77
R5	12.53	0.13	0.49	0.62	(0.14)	–	(0.14)	13.01	4.99	182	1.13	1.00	1.03
Y	12.57	0.11	0.53	0.64	(0.15)	–	(0.15)	13.06	5.10	38,538	1.01	0.95	0.87

For the Year Ended October 31, 2013
A	$9.75	$0.10	$2.34	$2.44	$(0.09)	$–	$(0.09)	$12.10	25.15%	$93,051	1.65%	1.50%	0.88%
B	9.04	0.02	2.17	2.19	–	–	–	11.23	24.27	6,816	2.66	2.25	0.16
C	9.04	0.01	2.19	2.20	(0.02)	–	(0.02)	11.22	24.32	13,213	2.35	2.25	0.14
I	9.70	0.14	2.32	2.46	(0.12)	–	(0.12)	12.04	25.58	5,549	1.24	1.16	1.25
R3	9.82	0.09	2.36	2.45	(0.08)	–	(0.08)	12.19	25.03	485	1.83	1.60	0.81
R4	10.03	0.12	2.41	2.53	(0.11)	–	(0.11)	12.45	25.42	905	1.45	1.30	1.08
R5	10.09	0.16	2.42	2.58	(0.14)	–	(0.14)	12.53	25.83	152	1.15	1.00	1.37
Y	10.12	0.16	2.44	2.60	(0.15)	–	(0.15)	12.57	25.91	3,524	1.02	0.95	1.41

For the Year Ended October 31, 2012
A	$9.25	$0.07	$0.51	$0.58	$(0.08)	$–	$(0.08)	$9.75	6.33%	$83,324	1.68%	1.50%	0.72%
B	8.57	–	0.47	0.47	–	–	–	9.04	5.48	8,974	2.67	2.25	(0.03)
C	8.57	–	0.47	0.47	–	–	–	9.04	5.50	12,465	2.39	2.25	(0.02)
I	9.21	0.10	0.50	0.60	(0.11)	–	(0.11)	9.70	6.63	5,585	1.28	1.21	1.08
R3	9.33	0.06	0.51	0.57	(0.08)	–	(0.08)	9.82	6.23	700	1.83	1.60	0.65
R4	9.45	0.09	0.53	0.62	(0.04)	–	(0.04)	10.03	6.61	718	1.46	1.30	0.98
R5	9.58	0.12	0.52	0.64	(0.13)	–	(0.13)	10.09	6.87	117	1.16	1.00	1.21
Y	9.61	0.12	0.53	0.65	(0.14)	–	(0.14)	10.12	6.93	2,834	1.02	0.95	1.29

For the Year Ended October 31, 2011
A	$9.61	$0.06	$(0.42)	$(0.36)	$–	$–	$–	$9.25	(3.75)%	$101,400	1.58%	1.50%	0.58%
B	8.96	(0.02)	(0.37)	(0.39)	–	–	–	8.57	(4.35)	12,013	2.54	2.25	(0.17)
C	8.97	(0.02)	(0.38)	(0.40)	–	–	–	8.57	(4.46)	14,806	2.31	2.25	(0.17)
I	9.53	0.11	(0.43)	(0.32)	–	–	–	9.21	(3.36)	5,354	1.21	1.17	1.06
R3	9.70	0.05	(0.42)	(0.37)	–	–	–	9.33	(3.81)	777	1.79	1.60	0.47
R4	9.79	0.09	(0.43)	(0.34)	–	–	–	9.45	(3.47)	1,335	1.39	1.30	0.88
R5	9.90	0.12	(0.44)	(0.32)	–	–	–	9.58	(3.23)	139	1.09	1.00	1.14
Y	9.93	0.12	(0.44)	(0.32)	–	–	–	9.61	(3.22)	3,237	0.98	0.95	1.13

See Portfolio Turnover information on the next page.

24

The Hartford International Growth Fund

Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010
A	$8.00	$0.05	$1.71	$1.76	$(0.15)	$–	$(0.15)	$9.61	22.29%	$134,685	1.67%	1.55%	0.58%
B	7.50	(0.01)	1.59	1.58	(0.12)	–	(0.12)	8.96	21.30	16,390	2.63	2.30	(0.17)
C	7.48	(0.01)	1.60	1.59	(0.10)	–	(0.10)	8.97	21.41	19,892	2.38	2.30	(0.17)
I	7.95	0.08	1.69	1.77	(0.19)	–	(0.19)	9.53	22.65	6,674	1.21	1.21	0.88
R3	8.08	0.03	1.73	1.76	(0.14)	–	(0.14)	9.70	22.05	583	1.84	1.76	0.40
R4	8.14	0.06	1.75	1.81	(0.16)	–	(0.16)	9.79	22.52	400	1.46	1.44	0.67
R5	8.21	0.09	1.77	1.86	(0.17)	–	(0.17)	9.90	22.99	110	1.08	1.08	1.08
Y	8.24	0.12	1.76	1.88	(0.19)	–	(0.19)	9.93	23.17	3,491	1.05	1.05	1.36

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	84%
For the Year Ended October 31, 2013	99
For the Year Ended October 31, 2012	106
For the Year Ended October 31, 2011	88
For the Year Ended October 31, 2010	110

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

26

The Hartford International Growth Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

27

The Hartford International Growth Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

28

The Hartford International Growth Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Growth Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

30

The Hartford International Growth Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$985.10	$7.56	$1,000.00	$1,017.59	$7.68	1.51%	184	365
Class B	$1,000.00	$982.30	$11.44	$1,000.00	$1,013.66	$11.62	2.29	184	365
Class C	$1,000.00	$981.40	$11.15	$1,000.00	$1,013.95	$11.34	2.23	184	365
Class I	$1,000.00	$987.40	$5.51	$1,000.00	$1,019.66	$5.60	1.10	184	365
Class R3	$1,000.00	$984.50	$8.00	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class R4	$1,000.00	$986.30	$6.51	$1,000.00	$1,018.65	$6.61	1.30	184	365
Class R5	$1,000.00	$987.90	$5.01	$1,000.00	$1,020.17	$5.09	1.00	184	365
Class Y	$1,000.00	$988.60	$4.76	$1,000.00	$1,020.42	$4.84	0.95	184	365

31

The Hartford International Growth Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Growth Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

32

The Hartford International Growth Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

33

The Hartford International Growth Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

34

The Hartford International Growth Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford International Growth Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Mid-Cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

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and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

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c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-IG14 12/14 113987-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford International Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Opportunities Fund inception 07/22/1996

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term growth of capital.

Performance Overview 10/31/04 - 10/31/04

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
International Opportunities A#	1.45%	7.76%	7.42%
International Opportunities A##	-4.13%	6.55%	6.81%
International Opportunities B#	0.58%	6.92%	6.84%*
International Opportunities B##	-4.26%	6.61%	6.84%*
International Opportunities C#	0.68%	6.97%	6.62%
International Opportunities C##	-0.28%	6.97%	6.62%
International Opportunities I#	1.76%	8.14%	7.66%
International Opportunities R3#	1.19%	7.53%	7.32%
International Opportunities R4#	1.47%	7.87%	7.62%
International Opportunities R5#	1.83%	8.21%	7.86%
International Opportunities Y#	1.90%	8.30%	7.96%
MSCI All Country World ex USA Index	0.49%	6.55%	7.06%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Opportunities Fund

Manager Discussion

October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
International Opportunities Class A	1.26%	1.26%
International Opportunities Class B	2.05%	2.35%
International Opportunities Class C	1.98%	1.98%
International Opportunities Class I	0.90%	0.90%
International Opportunities Class R3	1.46%	1.46%
International Opportunities Class R4	1.15%	1.15%
International Opportunities Class R5	0.85%	0.85%
International Opportunities Class Y	0.75%	0.75%

*	As shown in the Fund's prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014. Net expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014 and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated November 7, 2014, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this annual report is as of October 31, 2014 and does not reflect any changes made to the total annual fund operating expense table in the November 7, 2014 prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Nicolas M. Choumenkovitch	Tara C. Stilwell, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Opportunities Fund returned 1.45%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned 0.49% for the same period. The Fund also outperformed the 0.35% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Non-U.S. equities (+0.65%) rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China. Despite these positives, many market participants found ample reason to reassess their risk appetites (i.e. reduce risks), given the strong performance in recent years. Also, emerging market equities underperformed their developed market counterparts during the period.

Within the MSCI All Country World ex USA Index six of the ten sectors rose during the period. Healthcare (+15%), Information Technology (+9%), and Utilities (+8%) gained the most. Materials (-9%), Energy (-7%) and Consumer Discretionary (-3%) lagged on a relative basis.

The Fund’s benchmark-relative outperformance over the period was largely due to strong security selection. Strong stock selection in the Information Technology, Healthcare, and Consumer Discretionary sectors more than offset weaker stock selection in Financials, Industrials and Telecommunications Services. Sector allocation, a result of the bottom-up stock selection process, contributed positively to benchmark-relative returns as well, largely due to an overweight in Healthcare and an underweight in Materials.

Top contributors to relative performance during the period included AstraZeneca (Healthcare), NXP Semiconductors (Information Technology), and Tim Hortons (Consumer Discretionary). Shares of AstraZeneca, a U.K.-based multinational pharmaceutical company focused on cardiovascular, gastrointestinal, respiratory, oncology, and neuroscience treatments, outperformed on news that U.S.-based pharmaceutical giant Pfizer offered to acquire the company at a price that AstraZeneca dismissed as too low. The company also has a number of drugs in phase III trials; that number has doubled over the past year and new management is allocating capital to drive long-term growth through investments in immuno-oncology and selective acquisitions. NXP Semiconductors, a Netherlands-based semiconductor company, gained as NXP continued to benefit from a powerful combination of product cycles, structural cost savings,

3

The Hartford International Opportunities Fund

Manager Discussion – (continued)

October 31, 2014 (Unaudited)

margin expansion, and a competitive advantage in sizable markets such as identification and smart mobile businesses. Shares of Tim Hortons, the dominant player in the Canadian away-from-home coffee market, rose during the period on the announcement of takeover bid from Burger King. Novartis (Healthcare) was also a top contributor to absolute performance.

The largest detractors from relative returns were Deutsche Lufthansa (Industrials), Rexel (Industrials), and BG Group (Energy). Shares of Deutsche Lufthansa, a German international airline, suffered following disappointing earnings driven by unused capacity due to the economic slowdown in Europe. Shares of Rexel, a France-based global distributor of low voltage electrical products, declined due to downward pressure on margins driven by weaker than expected performance by the company’s non-residential business lines. Shares of BG Group, a U.K.-based natural gas-focused oil and gas exploration company, declined as a result of weak upstream earnings over the period. Alpha Bank (Financials) also detracted from absolute and relative performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Despite the downbeat backdrop, we still believe global economic growth will move forward at a modest pace. In this lower growth environment, we are looking to invest in companies which can improve returns on capital by restructuring and building efficiencies in their operations. We also seek to identify companies that can sustain their returns on capital through competitive advantages.

At the end of the period, the Fund was most overweight the Healthcare, Information Technology, and Industrials sectors and most underweight the Financials, Consumer Staples, and Materials sectors relative to its benchmark. On a country basis, the Fund ended the period with an overweight to Japan and Italy and underweight to Australia and Germany.

Currency Concentration of Securities

as of October 31, 2014

Description	Percentage of Net Assets
Brazilian Real	0.4%
British Pound	14.8
Canadian Dollar	5.7
Danish Kroner	0.2
Euro	29.0
Hong Kong Dollar	2.8
Indian Rupee	2.1
Japanese Yen	20.2
Republic of Korea Won	1.7
Swedish Krona	2.6
Swiss Franc	9.8
Taiwanese Dollar	2.1
United States Dollar	8.4
Other Assets and Liabilities	0.2
Total	100.0%

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.0%
Consumer Staples	6.9
Energy	7.9
Financials	21.8
Health Care	15.4
Industrials	11.7
Information Technology	9.7
Materials	5.1
Services	3.7
Utilities	3.9
Total	96.1%
Short-Term Investments	3.7
Other Assets and Liabilities	0.2
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford International Opportunities Fund

Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.1%
	Belgium - 3.1%
379	Anheuser-Busch InBev N.V.	$42,007
75	Umicore S.A.	2,933
		44,940
	Brazil - 0.9%
458	BB Seguridade Participacoes	6,108
525	Petroleo Brasileiro S.A. ADR	6,138
		12,246
	Canada - 5.7%
242	Canadian National Railway Co.	17,041
470	Imperial Oil Ltd.	22,625
195	Tim Hortons, Inc.	15,783
533	Transcanada Corp.	26,291
		81,740
	China - 4.1%
155	Alibaba Group Holding Ltd. ●	15,251
53	Baidu, Inc. ADR ●	12,700
1,966	ENN Energy Holdings Ltd.	12,756
5,172	Lenovo Group Ltd.	7,623
8,394	PetroChina Co., Ltd.	10,509
		58,839
	Colombia - 0.3%
374	Grupo Aval Acciones y Valores S.A.	5,043

	Denmark - 0.2%
156	H. Lundbeck A/S	3,313

	Finland - 0.6%
188	Kone Oyj Class B	8,113

	France - 9.7%
271	Air Liquide	32,714
114	BNP Paribas	7,167
171	Cie Generale d'Optique Essilor International S.A.	18,866
269	Groupe Eurotunnel S.A.	3,396
427	Orange S.A.	6,798
114	Peugeot S.A. ●	1,355
732	Rexel S.A.	12,308
304	Schneider Electric S.A.	23,940
84	Societe Generale Class A	4,066
116	Unibail Rodamco REIT	29,619
		140,229
	Germany - 2.4%
151	Brenntag AG	7,328
50	Continental AG	9,845
372	Deutsche Lufthansa AG	5,506
376	Deutsche Post AG	11,854
		34,533
	Greece - 1.2%
16,455	Alpha Bank A.E. ●	10,727
593	Hellenic Telecommunications Organization S.A. ●	6,701
		17,428
	Hong Kong - 0.7%
435	Hong Kong Exchanges & Clearing Ltd.	9,650

	India - 2.1%
702	ICICI Bank Ltd.	18,639
545	ITC Ltd.	3,153
970	Power Grid Corp. of India Ltd.	2,302
339	Reliance Industries Ltd.	5,502
		29,596
	Ireland - 2.5%
28,774	Bank of Ireland ●	11,327
1,119	CRH plc	24,863
		36,190
	Italy - 6.1%
1,002	Assicurazioni Generali S.p.A.	20,554
283	Banca Generali S.p.A.	7,517
1,295	FinecoBank Banca Fineco S.p.A. ●	6,738
2,320	Intesa Sanpaolo S.p.A.	6,820
435	Luxottica Group S.p.A.	22,187
4,335	Snam S.p.A.	23,443
		87,259
	Japan - 20.2%
309	Aisin Seiki Co., Ltd. ☼	10,277
388	Asahi Group Holdings Ltd.	12,037
221	Asics Corp.	5,165
169	Bridgestone Corp.	5,631
89	Daito Trust Construction Co., Ltd.	11,072
501	Daiwa House Industry Co., Ltd.	9,481
243	Eisai Co., Ltd.	9,515
1,877	Hitachi Ltd.	14,748
959	Isuzu Motors Ltd.	12,515
191	Japan Exchange Group, Inc.	4,741
245	Kansai Electric Power Co., Inc. ●	2,415
263	Kyushu Electric Power Co., Inc. ●	2,851
645	M3, Inc.	10,760
3,362	Mitsubishi UFJ Financial Group, Inc.	19,598
627	Mitsui Fudosan Co., Ltd.	20,159
3,220	NEC Corp.	11,387
193	Nippon Telegraph & Telephone Corp.	11,985
358	Olympus Corp. ●	12,848
189	Ono Pharmaceutical Co., Ltd.	19,091
1,107	Rakuten, Inc.	12,479
614	Seven & I Holdings Co., Ltd.	23,985
173	Shikoku Electric Power Co. ●	2,377
137	SoftBank Corp.	9,981
508	T&D Holdings, Inc.	6,546
247	Takeda Pharmaceutical Co., Ltd.	10,727
4,023	Toshiba Corp.	17,767
		290,138
	Jersey - 0.5%
1,413	Glencore plc	7,251

	Netherlands - 6.1%
111	ASML Holding N.V.	11,075
1,915	ING Groep N.V. ●	27,424
5,203	Koninklijke (Royal) KPN N.V.	17,126
219	NXP Semiconductors N.V. ●	15,055
487	Royal Dutch Shell plc	17,407
		88,087
	Panama - 0.1%
95	Avianca Holdings S.A. ADR ‡	1,409

	Portugal - 0.5%
513	Galp Energia SGPS S.A.	7,437

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.1% - (continued)
	Romania - 0.3%
284	Electrica S.A. ■●	$3,824

	South Korea - 1.7%
323	Hynix Semiconductor, Inc. ●	14,383
80	Korea Electric Power Corp.	3,506
21	Posco Ltd.	6,176
		24,065
	Spain - 0.7%
1,874	CaixaBank	10,239

	Sweden - 2.6%
426	Assa Abloy Ab	22,638
231	Electrolux AB Series B	6,556
379	SKF AB Class B	7,596
		36,790
	Switzerland - 9.8%
159	Adecco S.A.	10,788
34	Compagnie Financiere Richemont S.A.	2,839
542	Julius Baer Group Ltd.	23,760
524	Novartis AG	48,647
103	Roche Holding AG	30,535
1,442	UBS AG	25,078
		141,647
	Taiwan - 2.1%
7,066	Taiwan Semiconductor Manufacturing Co., Ltd.	30,631

	United Kingdom - 11.4%
273	Al Noor Hospitals Group	4,449
684	AstraZeneca plc	49,991
1,040	BG Group plc	17,326
1,587	British Sky Broadcasting Group plc	22,492
61	Derwent London plc REIT	2,908
657	Diageo Capital plc	19,369
1,276	Direct Line Insurance Group plc	5,644
369	easyJet plc	8,867
1,707	International Consolidated Airlines Group S.A. ●	11,198
597	NMC Health plc	4,730
120	Schroders plc	4,625
657	WPP plc	12,829
		164,428
	United States - 0.5%
310	Markit Ltd. ●	7,909

	Total Common Stocks
	(Cost $1,332,483)	$1,382,974

	Total Long-Term Investments (Cost $1,332,483)	$1,382,974

Short-Term Investments - 3.7%
	Repurchase Agreements - 3.7%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $153, collateralized by U.S. Treasury Note 1.50%, 2019, value of $156)
$153	0.08%, 10/31/2014	$153
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $2,607, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $2,659)
2,607	0.09%, 10/31/2014	2,607
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $700,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38%
	- 4.50%, 2015 - 2022, value of $714)
700	0.08%, 10/31/2014	700
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,374, collateralized by FHLMC 2.00% -
5.50%, 2022 - 2034, FNMA 2.00% - 4.50%,
2024 - 2039, GNMA 3.00%, 2043, U.S. Treasury
	Note 4.63%, 2017, value of $2,422)
2,374	0.10%, 10/31/2014	2,374
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$8,946, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$9,125)
8,946	0.08%, 10/31/2014	8,946
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $10,283, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$10,488)
10,282	0.09%, 10/31/2014	10,282
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $594, collateralized by U.S. Treasury Note 0.88%, 2017, value of $605)
594	0.13%, 10/31/2014	594
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $874, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $891)
874	0.07%, 10/31/2014	874
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$9,205, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 1.38%
	- 4.25%, 2015 - 2022, value of $9,389)
9,205	0.08%, 10/31/2014	9,205

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 3.7% - (continued)
	Repurchase Agreements - 3.7% - (continued)
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$17,837, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75%
	- 2.88%, 2018 - 2019, value of $18,194)
$17,837	0.10%, 10/31/2014		$17,837
			53,572
	Total Short-Term Investments
	(Cost $53,572)		$53,572

	Total Investments
	(Cost $1,386,055) ▲	99.8%	$1,436,546
	Other Assets and Liabilities	0.2%	2,943
	Total Net Assets	100.0%	$1,439,489

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $1,390,775 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$102,688
Unrealized Depreciation	(56,917)
Net Unrealized Appreciation	$45,771

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $638 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $3,824, which represents 0.3% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
GBP	Buy	11/03/2014	BMO	$670	$670	$–	$–
HKD	Buy	11/04/2014	BCLY	1,420	1,420	–	–
HKD	Buy	11/03/2014	UBS	666	666	–	–
JPY	Buy	11/04/2014	SSG	663	638	–	(25)
JPY	Sell	11/06/2014	DEUT	704	700	4	–
Total						$4	$(25)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
DEUT	Deutsche Bank Securities, Inc.
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund

 Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Belgium	$44,940	$–	$44,940	$–
Brazil	12,246	12,246	–	–
Canada	81,740	81,740	–	–
China	58,839	27,951	30,888	–
Colombia	5,043	5,043	–	–
Denmark	3,313	–	3,313	–
Finland	8,113	–	8,113	–
France	140,229	–	140,229	–
Germany	34,533	–	34,533	–
Greece	17,428	–	17,428	–
Hong Kong	9,650	–	9,650	–
India	29,596	–	29,596	–
Ireland	36,190	–	36,190	–
Italy	87,259	–	87,259	–
Japan	290,138	–	290,138	–
Jersey	7,251	–	7,251	–
Netherlands	88,087	15,055	73,032	–
Panama	1,409	1,409	–	–
Portugal	7,437	–	7,437	–
Romania	3,824	–	3,824	–
South Korea	24,065	–	24,065	–
Spain	10,239	–	10,239	–
Sweden	36,790	–	36,790	–
Switzerland	141,647	–	141,647	–
Taiwan	30,631	–	30,631	–
United Kingdom	164,428	9,179	155,249	–
United States	7,909	7,909	–	–
Total	$1,382,974	$160,532	$1,222,442	$–
Short-Term Investments	53,572	–	53,572	–
Total	$1,436,546	$160,532	$1,276,014	$–
Foreign Currency Contracts*	$4	$–	$4	$–
Total	$4	$–	$4	$–
Liabilities:
Foreign Currency Contracts*	$25	$–	$25	$–
Total	$25	$–	$25	$–

♦	For the year ended October 31, 2014, investments valued at $29,635 were transferred from Level 1 to Level 2, and investments valued at $2,502 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund

Statement of Assets and Liabilities

October 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,386,055)	$1,436,546
Cash	—
Foreign currency on deposit with custodian (cost $260)	259
Unrealized appreciation on foreign currency contracts	4
Receivables:
Investment securities sold	2,323
Fund shares sold	1,692
Dividends and interest	3,553
Other assets	72
Total assets	1,444,449
Liabilities:
Unrealized depreciation on foreign currency contracts	25
Payables:
Investment securities purchased	3,394
Fund shares redeemed	1,101
Investment management fees	185
Administrative fees	6
Distribution fees	42
Accrued expenses	207
Total liabilities	4,960
Net assets	$1,439,489
Summary of Net Assets:
Capital stock and paid-in-capital	$1,220,080
Undistributed net investment income	17,084
Accumulated net realized gain	151,982
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	50,343
Net assets	$1,439,489

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.96/$17.95
Shares outstanding	27,476
Net assets	$465,854
Class B: Net asset value per share	$15.52
Shares outstanding	440
Net assets	$6,825
Class C: Net asset value per share	$15.20
Shares outstanding	3,626
Net assets	$55,122
Class I: Net asset value per share	$16.91
Shares outstanding	5,879
Net assets	$99,430
Class R3: Net asset value per share	$17.18
Shares outstanding	2,376
Net assets	$40,827
Class R4: Net asset value per share	$17.43
Shares outstanding	6,022
Net assets	$104,977
Class R5: Net asset value per share	$17.58
Shares outstanding	4,860
Net assets	$85,424
Class Y: Net asset value per share	$17.66
Shares outstanding	32,906
Net assets	$581,030

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund

Statement of Operations

For the Year Ended October 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$35,848
Interest	25
Less: Foreign tax withheld	(4,240)
Total investment income	31,633

Expenses:
Investment management fees	10,477
Administrative services fees
Class R3	76
Class R4	143
Class R5	84
Transfer agent fees
Class A	962
Class B	45
Class C	101
Class I	86
Class R3	3
Class R4	3
Class R5	2
Class Y	12
Distribution fees
Class A	1,125
Class B	81
Class C	523
Class R3	189
Class R4	238
Custodian fees	137
Accounting services fees	278
Registration and filing fees	157
Board of Directors' fees	42
Audit fees	30
Other expenses	234
Total expenses (before waivers and fees paid indirectly)	15,028
Transfer agent fee waivers	(21)
Commission recapture	(58)
Custodian fee offset	—
Total waivers and fees paid indirectly	(79)
Total expenses, net	14,949
Net Investment Income	16,684
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	158,256
Net realized gain on foreign currency contracts	363
Net realized loss on other foreign currency transactions	(1,018)
Net Realized Gain on Investments and Foreign Currency Transactions	157,601
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(138,051)
Net unrealized depreciation of foreign currency contracts	(84)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(63)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(138,198)
Net Gain on Investments and Foreign Currency Transactions	19,403
Net Increase in Net Assets Resulting from Operations	$36,087

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Opportunities Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$16,684	$20,667
Net realized gain on investments and foreign currency transactions	157,601	89,695
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(138,198)	131,298
Net Increase in Net Assets Resulting from Operations	36,087	241,660
Distributions to Shareholders:
From net investment income
Class A	(4,724)	(3,139)
Class B	(30)	(36)
Class C	(339)	(189)
Class I	(972)	(521)
Class R3	(327)	(221)
Class R4	(1,024)	(651)
Class R5	(1,108)	(673)
Class Y	(11,428)	(7,618)
Total from net investment income	(19,952)	(13,048)
From net realized gain on investments
Class A	(12,862)	—
Class B	(303)	—
Class C	(1,602)	—
Class I	(2,079)	—
Class R3	(1,088)	—
Class R4	(2,675)	—
Class R5	(2,378)	—
Class Y	(23,481)	—
Total from net realized gain on investments	(46,468)	—
Total distributions	(66,420)	(13,048)
Capital Share Transactions:
Class A	83,346	69,952
Class B	(1,887)	(2,090)
Class C	13,445	4,658
Class I	40,595	21,500
Class R3	8,350	9,884
Class R4	21,465	30,636
Class R5	17,891	23,426
Class Y	(181,968)	179,280
Net increase from capital share transactions	1,237	337,246
Net Increase (Decrease) in Net Assets	(29,096)	565,858
Net Assets:
Beginning of period	1,468,585	902,727
End of period	$1,439,489	$1,468,585
Undistributed (distributions in excess of) net investment income	$17,084	$16,902

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Opportunities Fund

Notes to Financial Statements

October 31, 2014

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford International Opportunities Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

13

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when

14

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal

15

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

16

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$4	$—	$—	$—	$—	$4
Total	$—	$4	$—	$—	$—	$—	$4

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$25	$—	$—	$—	$—	$25
Total	$—	$25	$—	$—	$—	$—	$25

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$363	$—	$—	$—	$—	$363
Total	$—	$363	$—	$—	$—	$—	$363

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(84)	$—	$—	$—	$—	$(84)
Total	$—	$(84)	$—	$—	$—	$—	$(84)

17

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The derivatives held by the Fund as of October 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$31,415	$13,048
Long-Term Capital Gains ‡	35,005	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

18

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$53,998
Undistributed Long-Term Capital Gain	119,788
Unrealized Appreciation*	45,623
Total Accumulated Earnings	$219,409

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$3,450
Accumulated Net Realized Gain (Loss)	(3,450)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

19

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6400%
On next $2.5 billion	0.6350%
On next $5 billion	0.6300%
Over $10 billion	0.6250%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, these amounts, if any, are included in the Statement of Operations.

20

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.20%
Class B	2.03
Class C	1.93
Class I	0.83
Class R3	1.44
Class R4	1.14
Class R5	0.84
Class Y	0.73

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $3,262 and contingent deferred sales charges of $12 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

21

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Affiliate Holdings:

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	4%

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,549,899	$—	$1,549,899
Sales Proceeds	1,607,796	—	1,607,796

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	8,063	1,032	(4,243)	4,852	7,623	206	(3,491)	4,338
Amount	$138,901	$17,465	$(73,020)	$83,346	$121,543	$3,108	$(54,699)	$69,952
Class B
Shares	37	21	(177)	(119)	47	3	(194)	(144)
Amount	$593	$323	$(2,803)	$(1,887)	$688	$35	$(2,813)	$(2,090)
Class C
Shares	1,293	121	(548)	866	816	13	(515)	314
Amount	$20,057	$1,835	$(8,447)	$13,445	$11,820	$177	$(7,339)	$4,658
Class I
Shares	3,821	153	(1,616)	2,358	2,583	27	(1,248)	1,362
Amount	$65,456	$2,584	$(27,445)	$40,595	$40,918	$398	$(19,816)	$21,500
Class R3
Shares	811	74	(410)	475	1,005	14	(396)	623
Amount	$14,208	$1,274	$(7,132)	$8,350	$15,998	$211	$(6,325)	$9,884
Class R4
Shares	2,057	189	(1,030)	1,216	2,928	35	(1,031)	1,932
Amount	$36,385	$3,293	$(18,213)	$21,465	$46,780	$544	$(16,688)	$30,636
Class R5
Shares	1,435	199	(634)	1,000	2,112	43	(685)	1,470
Amount	$25,667	$3,486	$(11,262)	$17,891	$33,886	$673	$(11,133)	$23,426
Class Y
Shares	16,554	1,980	(28,110)	(9,576)	21,086	487	(10,193)	11,380
Amount	$295,216	$34,908	$(512,092)	$(181,968)	$339,629	$7,618	$(167,967)	$179,280
Total
Shares	34,071	3,769	(36,768)	1,072	38,200	828	(17,753)	21,275
Amount	$596,483	$65,168	$(660,414)	$1,237	$611,262	$12,764	$(286,780)	$337,246

22

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	45	$767
For the Year Ended October 31, 2013	48	$762

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Subsequent Events:

At the August 5-6, 2014 meeting, the Board of Directors approved the creation of Class R6 shares for the Fund. Class R6 shares launched on November 7, 2014. In connection with the launch of the Class R6 shares, an updated prospectus, dated November 7, 2014, and Statement of Additional Information, dated March 1, 2014, as amended November 7, 2014, for the Fund were filed with the U.S. Securities and Exchange Commission.

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

24

The Hartford International Opportunities Fund

Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$17.46	$0.14	$0.11	$0.25	$(0.20)	$(0.55)	$(0.75)	$16.96	1.45%	$465,854	1.20%	1.20%	0.80%
B	16.04	(0.01)	0.10	0.09	(0.06)	(0.55)	(0.61)	15.52	0.58	6,825	2.30	2.04	(0.07)
C	15.76	0.01	0.09	0.10	(0.11)	(0.55)	(0.66)	15.20	0.68	55,122	1.93	1.93	0.07
I	17.41	0.20	0.10	0.30	(0.25)	(0.55)	(0.80)	16.91	1.76	99,430	0.84	0.84	1.15
R3	17.69	0.09	0.11	0.20	(0.16)	(0.55)	(0.71)	17.18	1.19	40,827	1.44	1.44	0.54
R4	17.93	0.15	0.11	0.26	(0.21)	(0.55)	(0.76)	17.43	1.47	104,977	1.14	1.14	0.83
R5	18.06	0.21	0.11	0.32	(0.25)	(0.55)	(0.80)	17.58	1.83	85,424	0.84	0.84	1.16
Y	18.14	0.25	0.09	0.34	(0.27)	(0.55)	(0.82)	17.66	1.90	581,030	0.74	0.74	1.38

For the Year Ended October 31, 2013
A	$14.49	$0.22	$2.92	$3.14	$(0.17)	$–	$(0.17)	$17.46	21.87%	$394,928	1.26%	1.26%	1.36%
B	13.32	0.08	2.69	2.77	(0.05)	–	(0.05)	16.04	20.89	8,960	2.35	2.05	0.56
C	13.10	0.09	2.65	2.74	(0.08)	–	(0.08)	15.76	20.99	43,495	1.98	1.98	0.66
I	14.45	0.28	2.91	3.19	(0.23)	–	(0.23)	17.41	22.30	61,280	0.90	0.90	1.77
R3	14.70	0.19	2.96	3.15	(0.16)	–	(0.16)	17.69	21.63	33,633	1.46	1.46	1.20
R4	14.89	0.25	3.00	3.25	(0.21)	–	(0.21)	17.93	22.02	86,150	1.15	1.15	1.51
R5	14.98	0.29	3.02	3.31	(0.23)	–	(0.23)	18.06	22.37	69,712	0.85	0.85	1.79
Y	15.04	0.32	3.03	3.35	(0.25)	–	(0.25)	18.14	22.51	770,427	0.75	0.75	1.97

For the Year Ended October 31, 2012
A	$13.67	$0.18	$0.79	$0.97	$(0.15)	$–	$(0.15)	$14.49	7.28%	$264,957	1.36%	1.30%	1.30%
B	12.56	0.07	0.74	0.81	(0.05)	–	(0.05)	13.32	6.46	9,358	2.44	2.05	0.55
C	12.37	0.07	0.72	0.79	(0.06)	–	(0.06)	13.10	6.48	32,044	2.06	2.05	0.56
I	13.65	0.22	0.80	1.02	(0.22)	–	(0.22)	14.45	7.68	31,190	0.97	0.97	1.60
R3	13.90	0.15	0.81	0.96	(0.16)	–	(0.16)	14.70	7.05	18,786	1.52	1.50	1.10
R4	14.07	0.21	0.80	1.01	(0.19)	–	(0.19)	14.89	7.40	42,803	1.20	1.20	1.45
R5	14.16	0.25	0.80	1.05	(0.23)	–	(0.23)	14.98	7.67	35,803	0.91	0.90	1.73
Y	14.20	0.19	0.89	1.08	(0.24)	–	(0.24)	15.04	7.83	467,786	0.79	0.79	1.34

For the Year Ended October 31, 2011
A	$14.68	$0.14	$(1.14)	$(1.00)	$(0.01)	$–	$(0.01)	$13.67	(6.80)%	$261,920	1.34%	1.30%	0.96%
B	13.58	0.02	(1.04)	(1.02)	–	–	–	12.56	(7.51)	11,877	2.33	2.05	0.16
C	13.37	0.03	(1.03)	(1.00)	–	–	–	12.37	(7.48)	33,621	2.04	2.04	0.19
I	14.62	0.20	(1.15)	(0.95)	(0.02)	–	(0.02)	13.65	(6.49)	18,801	0.97	0.97	1.39
R3	14.95	0.13	(1.17)	(1.04)	(0.01)	–	(0.01)	13.90	(6.97)	10,727	1.54	1.50	0.89
R4	15.10	0.17	(1.18)	(1.01)	(0.02)	–	(0.02)	14.07	(6.73)	11,406	1.23	1.20	1.12
R5	15.15	0.18	(1.15)	(0.97)	(0.02)	–	(0.02)	14.16	(6.40)	21,285	0.94	0.90	1.22
Y	15.19	0.21	(1.17)	(0.96)	(0.03)	–	(0.03)	14.20	(6.37)	114,791	0.82	0.82	1.38

See Portfolio Turnover information on the next page.

25

The Hartford International Opportunities Fund

Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2010
A	$12.62	$0.07	$2.14	$2.21	$(0.15)	$–	$(0.15)	$14.68	17.56%	$310,049	1.47%	1.42%	0.54%
B	11.65	(0.03)	1.97	1.94	(0.01)	–	(0.01)	13.58	16.70	16,434	2.44	2.19	(0.24)
C	11.46	(0.02)	1.94	1.92	(0.01)	–	(0.01)	13.37	16.72	37,671	2.16	2.15	(0.19)
I	12.59	0.13	2.12	2.25	(0.22)	–	(0.22)	14.62	18.01	10,933	1.08	1.08	1.02
R3	12.88	0.05	2.17	2.22	(0.15)	–	(0.15)	14.95	17.28	4,413	1.63	1.59	0.38
R4	12.98	0.08	2.22	2.30	(0.18)	–	(0.18)	15.10	17.76	7,066	1.29	1.27	0.63
R5	13.04	0.14	2.21	2.35	(0.24)	–	(0.24)	15.15	18.12	2,704	0.99	0.97	1.04
Y	13.07	0.14	2.22	2.36	(0.24)	–	(0.24)	15.19	18.20	189,576	0.90	0.90	1.05

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	104%
For the Year Ended October 31, 2013	107
For the Year Ended October 31, 2012	98
For the Year Ended October 31, 2011	122
For the Year Ended October 31, 2010	106

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Opportunities Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

27

The Hartford International Opportunities Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

28

The Hartford International Opportunities Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

29

The Hartford International Opportunities Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford International Opportunities Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

31

The Hartford International Opportunities Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$977.00	$6.01	$1,000.00	$1,019.12	$6.14	1.21%	184	365
Class B	$1,000.00	$972.40	$10.19	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class C	$1,000.00	$973.10	$9.65	$1,000.00	$1,015.43	$9.85	1.94	184	365
Class I	$1,000.00	$978.60	$4.20	$1,000.00	$1,020.96	$4.29	0.84	184	365
Class R3	$1,000.00	$975.60	$7.22	$1,000.00	$1,017.89	$7.38	1.45	184	365
Class R4	$1,000.00	$977.00	$5.72	$1,000.00	$1,019.42	$5.84	1.15	184	365
Class R5	$1,000.00	$978.80	$4.22	$1,000.00	$1,020.94	$4.31	0.85	184	365
Class Y	$1,000.00	$979.50	$3.71	$1,000.00	$1,021.46	$3.79	0.74	184	365

32

The Hartford International Opportunities Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Opportunities Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

33

The Hartford International Opportunities Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

34

The Hartford International Opportunities Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

35

The Hartford International Opportunities Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford International Opportunities Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Mid-Cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

37

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

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b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

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and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

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as required by law.

We only disclose Personal Health Information with:

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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Some techniques we use to protect Personal Information include:

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We are responsible for and must:

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Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

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c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

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b) applying for; or

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-IO14 12/14 113988-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford International Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Small Company Fund inception 04/30/2001

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks capital appreciation.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
International Small Company A#	-3.33%	10.36%	8.19%
International Small Company A##	-8.65%	9.12%	7.58%
International Small Company B#	-4.16%	9.51%	7.61%*
International Small Company B##	-8.96%	9.23%	7.61%*
International Small Company C#	-4.06%	9.52%	7.38%
International Small Company C##	-5.02%	9.52%	7.38%
International Small Company I#	-3.08%	10.81%	8.49%
International Small Company R3#	-3.54%	10.30%	8.40%
International Small Company R4#	-3.22%	10.60%	8.55%
International Small Company R5#	-2.90%	10.88%	8.69%
International Small Company Y#	-2.88%	10.93%	8.72%
S&P EPAC SmallCap Index	-0.31%	9.30%	8.27%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Small Company Fund

Manager Discussion

October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
International Small Company Class A	1.54%	1.54%
International Small Company Class B	2.29%	2.55%
International Small Company Class C	2.28%	2.28%
International Small Company Class I	1.11%	1.11%
International Small Company Class R3	1.65%	1.69%
International Small Company Class R4	1.35%	1.39%
International Small Company Class R5	1.05%	1.11%
International Small Company Class Y	0.99%	0.99%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Simon Thomas	Daniel Maguire, CFA
Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Small Company Fund returned -3.33%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned -0.31% for the same period. The Fund also underperformed the -0.28% average return of the Lipper International Small/Mid-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. Despite these positives, many market participants found ample reason to reassess their risk appetites (i.e. reduce risks), given the strong performance in recent years. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

Six of the ten sectors within the benchmark posted positive returns. Utilities (+10%), Healthcare (+7%), and Telecommunication Services (+6%) gained the most during the period. Energy (-25%), Materials (-4%), and Industrials (-4%) lagged on a relative basis.

The Fund underperformed its benchmark primarily due to weak stock selection within the Consumer Discretionary, Financials, and Materials sectors; this was partially offset by stronger stock selection within the Healthcare and Industrials sectors. Sector allocation, a fall-out of the bottom-up stock selection process, detracted from the Fund’s relative performance, in part due to overweight allocations to Energy and Industrials. On a regional basis, stock selection within Europe was the primary detractor from benchmark-relative performance which was only partially offset by positive contributions from an overweight to and security selection within Japan.

The largest detractors from absolute and relative performance during the period were Mothercare (Consumer Discretionary), Vocation (Consumer Discretionary), and Iida Group Holdings (Consumer Discretionary). Shares of Mothercare, a U.K.-based retailer of baby clothing and educational toys, declined as earnings results were worse than expected due to gross margin pressure in its U.K. business and lower traffic due to unseasonable weather in Russia and the Middle East, which are important regions for the company. Shares of Vocation, an Australian-based company that delivers government-funded education and training services, fell sharply during the period on the announcement of a larger-than-expected settlement to resolve a dispute with the Australian state of Victoria. Shares of Iida Group Holdings, the newly re-merged group of six homebuilders that is expected to become one of Japan's largest home building companies post the integration, fell during the period as higher costs in the built-for-sale housing segment hurt operating profits by more than expected even though sales volumes rose.

3

The Hartford International Small Company Fund

Manager Discussion – (continued)

October 31, 2014 (Unaudited)

Top contributors to relative returns during the period were Nippon Shinyaku (Healthcare), Sumco (Information Technology), and Groupe Fnac (Materials). Shares of Nippon Shinyaku , a Japan-based pharmaceutical company, soared as a key drug, developed with Switzerland-based pharmaceutical company Actelion, passed the U.S. Food and Drug Administration’s Phase 3 efficacy test, an important milestone. Shares of Sumco, a Japan-based manufacturer of wafers used to make semiconductor chips, rose during the period as pricing and sales volumes improved. Shares of Groupe Fnac, a leading French retailer of consumer electronics, CDs/DVDs, books and video games, rose as earning results for 4th quarter 2013 beat expectations handily and the momentum continued into the year as 3rd quarter 2014 results were also ahead of expectations due to stabilizing sales and ongoing cost cutting. Top contributors to absolute returns during the period included Zenkoku Hosho (Financials).

Derivatives are not used in a significant manner in this Fund and thus did not have a material impact on performance during the period.

What is the outlook?

Overall, we have observed that the market has been rather narrow and high quality companies with strong returns on invested capital have underperformed. When markets have gone up for a period of time, we believe lower quality companies can gain more attention. Regardless of the market environment, our investment process continues to prioritize intensive fundamental bottom-up research to select stocks that we believe are high quality with strong balance sheets and good business models that are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We think a disciplined approach to valuation and a quality orientation leads to better results in down markets and overall performance over time.

At the end of the period, we remained most overweight the Industrials, Healthcare, and Energy sectors relative to the benchmark. Our largest underweights were to the Consumer Discretionary, Consumer Staples, and Utilities sectors, relative to the benchmark. On a regional basis, our greatest underweight position, relative to the benchmark, at the end of the period was to Europe (ex U.K.) while we held our largest overweight position in Japan.

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.0%
Consumer Staples	3.2
Energy	3.6
Financials	23.0
Health Care	11.4
Industrials	28.2
Information Technology	8.0
Materials	7.7
Utilities	0.4
Total	97.5%
Short-Term Investments	1.4
Other Assets and Liabilities	1.1
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Currency Concentration of Securities

as of October 31, 2014

Description	Percentage of Net Assets
Australian Dollar	5.5%
Brazilian Real	0.5
British Pound	18.5
Canadian Dollar	0.3
Danish Kroner	3.1
Euro	19.3
Hong Kong Dollar	0.9
Indonesian New Rupiah	0.4
Japanese Yen	36.8
Mexican New Peso	0.2
Norwegian Krone	1.4
Republic of Korea Won	1.8
South African Rand	0.4
Swedish Krona	1.8
Swiss Franc	5.0
United States Dollar	3.0
Other Assets and Liabilities	1.1
Total	100.0%

4

The Hartford International Small Company Fund

Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.5%
	Australia - 5.5%
288	Challenger Financial Services Group Ltd.	$1,772
531	Karoon Gas Australia Ltd. ●	1,388
465	NuFarm Ltd.	2,027
433	SAI Global Ltd. ☼	1,569
1,526	Spotless Group Holdings Ltd. ●	2,581
196	Super Retail Group Ltd.	1,272
678	Tox Free Solutions Ltd.	1,454
2,168	Transpacific Industries Group Ltd.	1,717
665	Vocation Ltd.	530
		14,310
	Austria - 1.5%
47	Andritz AG	2,253
19	Schoeller-Bleckmann Oilfield Equipment AG	1,640
		3,893
	Belgium - 2.9%
18	Ackermans & van Haaren N.V.	2,250
26	Compagnie d'Entreprises CFE	2,855
66	D'ieteren S.A.	2,382
		7,487
	Brazil - 0.5%
394	Magazine Luiza S.A.	1,311

	China - 1.5%
2,636	GCL-Poly Energy Holdings Ltd. ●	888
82	WuXi PharmaTech Cayman, Inc. ●	3,080
		3,968
	Colombia - 0.3%
45	Pacific Rubiales Energy Corp.	679

	Denmark - 3.1%
97	DSV AS	2,892
134	H. Lundbeck A/S	2,851
101	Matas A/S	2,217
		7,960
	Finland - 0.5%
61	Tikkurila Oyj	1,263

	France - 2.9%
28	Eurazeo	1,885
38	Imerys S.A.	2,714
336	S.O.I. Tec S.A. ●	837
5	Virbac S.A.	1,100
10	Wendel S.A.	1,048
		7,584
	Germany - 4.0%
55	DMG Mori Seiki AG	1,398
34	ElringKlinger AG	1,055
32	Grenke Leasing	3,190
46	Rheinmetall AG	1,986
72	SAF-Holland S.A.	906
33	STRATEC Biomedical AG	1,729
		10,264
	Greece - 0.6%
154	Grivalia Properties REIC	1,670

	Hong Kong - 0.6%
432	Shanghai Fosun Pharmaceutical Co., Ltd.	1,555

	Indonesia - 0.4%
7,814	Gajah Tunggal Tbk PT	931

	Italy - 4.1%
403	Anima Holding S.p.A. ●	1,887
45	Banca Generali S.p.A.	1,200
2,472	Beni Stabili S.p.A.	1,702
58	Brunello Cucinelli S.p.A.	1,168
39	DiaSorin S.p.A.	1,509
35	EI Towers S.p.A. ●	1,737
772	Immobiliare Grande Distribuzione REIT	645
28	Salvatore Ferragamo Italia S.p.A.	656
		10,504
	Japan - 36.8%
66	Asahi Intecc Co., Ltd.	3,011
112	Chiyoda Corp.	1,154
64	CyberAgent, Inc.	2,508
154	Denyo Co., Ltd.	2,045
72	Digital Garage, Inc.	966
149	DMG Mori Seiki Co., Ltd.	1,750
53	Exedy Corp.	1,347
334	Ferrotec Corp.	1,819
3	GLP J-REIT	3,170
21	Hitachi Metals Ltd.	355
57	Hoshizaki Electric Co., Ltd.	2,771
73	IBJ Leasing Co., Ltd.	1,727
74	Ichiyoshi Securities Co., Ltd.	877
637	IHI Corp.	3,071
132	IIDA Group Holdings Co., Ltd.	1,471
72	Internet Initiative Japan, Inc.	1,255
203	Jaccs Co., Ltd.	1,213
90	Jamco Corp.	1,995
39	Japan Petroleum Exploration Co., Ltd.	1,259
44	Kakaku.com, Inc.	594
423	Kawasaki Heavy Industries Ltd.	1,662
825	Kobe Steel Ltd.	1,311
224	Makino Milling Machine Co.	1,527
87	Message Co., Ltd.	2,731
394	Mitsubishi Gas Chemical Co.	2,357
750	Mitsubishi UFJ Lease & Finance Co., Ltd.	3,957
216	Nikkiso Co., Ltd.	2,234
94	Nippon Shinyaku Co., Ltd.	2,706
119	Nippon Shokubai Co., Ltd. ☼	1,426
156	Pocket Card Co., Ltd.	952
45	Sanken Electric Co., Ltd.	353
281	Sanwa Holdings Corp.	1,949
1,863	Shinsei Bank Ltd.	4,187
100	Shionogi & Co., Ltd.	2,603
146	Shizuoka Gas Co., Ltd.	957
245	Sumco Corp.	3,290
69	Sumisho Computer Systems Corp.	1,860
56	TDK Corp.	3,201
124	Tenma Corp.	1,723
56	THK Co., Ltd.	1,404
252	Tokyo Steel Manufacturing Co., Ltd.	1,349
62	Tokyo TY Financial Group, Inc. ●	1,973
26	Tsuruha Holdings, Inc.	1,506
81	Yamato Kogyo Co.	2,634
186	Yaskawa Electric Corp.	2,408
138	Yokogawa Electric Corp.	1,921
125	Zenkoku Hosho Co., Ltd.	3,944

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.5% - (continued)
	Japan - 36.8% - (continued)
62	Zuiko Corp.	$2,963
		95,446
	Luxembourg - 1.8%
134	Braas Monier Building Group ●	2,696
96	Reinet Investments S.A.	2,043
		4,739
	Mexico - 0.2%
298	Grupo Sanborns S.A. de C.V.	476

	Netherlands - 1.0%
255	USG People N.V.	2,555

	Norway - 1.4%
183	Kongsberg Gruppen ASA	3,708

	Russia - 0.4%
149	O'Key Group S.A. GDR ■	900

	South Africa - 0.4%
352	Gold Fields Ltd.	1,141

	South Korea - 1.8%
7	CJ O Shopping Co., Ltd.	1,626
17	Green Cross Corp.	2,228
21	Samsung Securities Co., Ltd.	933
		4,787
	Sweden - 1.1%
261	Bufab Holding AB ●	1,879
76	Haldex AB	930
		2,809
	Switzerland - 5.0%
19	Dufry Group ●	2,693
147	Gategroup Holding AG	3,303
6	Kuoni Reisen Holding AG	1,527
79	Oc Oerlikon Corp. Ag-Reg	1,004
9	Partners Group	2,280
21	Tecan Group AG	2,203
		13,010
	United Kingdom - 19.2%
558	B&M European Value Retail S.A. ●	2,234
34	Berkeley (The) Group Holdings plc	1,261
216	Big Yellow Group REIT	1,887
1,461	Booker Group plc	3,284
176	Chemring Group plc	685
152	Concentric AB	1,861
407	Crest Nicholson Holdings Ltd.	2,190
155	De La Rue plc	1,302
563	Direct Line Insurance Group plc	2,492
241	Domino's Pizza Group plc	2,458
415	Elementis plc	1,758
832	Hansteen Holdings plc REIT	1,411
1,267	Hays plc	2,503
96	Hunting plc	1,127
210	IG Group Holdings plc	2,020
94	James Fisher & Sons plc	1,963
106	Keller Group plc	1,422
109	Kennedy Wilson Europe Real Estate plc	1,822
70	Kier Group plc	1,672
413	Mears Group plc	2,921
315	Michael Page International plc	1,962
470	Ophilr Energy plc ●	1,394
219	Savills plc	2,258
282	TSB Banking Group plc ●‡	1,220
649	Tyman plc	2,811
274	Unite Group plc	1,875
		49,793
	Total Common Stocks
	(Cost $258,168)	$252,743

	Total Long-Term Investments
	(Cost $258,168)	$252,743

Short-Term Investments - 1.4%
	Repurchase Agreements - 1.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $10, collateralized by U.S. Treasury Note 1.50%, 2019, value of $11)
$10	0.08%, 10/31/2014	$10
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $178, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $182)
178	0.09%, 10/31/2014	178
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $48,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $49)
48	0.08%, 10/31/2014	48
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $162,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $165)
162	0.10%, 10/31/2014	162
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $611,
collateralized by U.S. Treasury Bond 4.50% -
6.25%, 2023 - 2036, U.S. Treasury Note 1.63% -
	2.13%, 2015 - 2019, value of $623)
611	0.08%, 10/31/2014	611
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $702, collateralized by U.S. Treasury
Bill 0.02%, 2015, U.S. Treasury Bond 3.88% -
11.25%, 2015 - 2040, U.S. Treasury Note 2.00%
	- 3.38%, 2019 - 2021, value of $716)
702	0.09%, 10/31/2014	702
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $41, collateralized by U.S. Treasury Note 0.88%, 2017, value of $41)
41	0.13%, 10/31/2014	41

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 1.4% - (continued)
	Repurchase Agreements - 1.4% - (continued)
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $60, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $61)
$60	0.07%, 10/31/2014		$60
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $629,
collateralized by U.S. Treasury Bill 0.02%, 2015,
U.S. Treasury Bond 3.75% - 11.25%, 2015 -
2043, U.S. Treasury Note 1.38% - 4.25%, 2015 -
	2022, value of $641)
629	0.08%, 10/31/2014		629
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,218, collateralized by FHLMC 3.00% - 4.00%,
2026 - 2044, FNMA 2.50% - 5.00%, 2025 -
2044, U.S. Treasury Bond 3.50% - 6.50%, 2026
- 2041, U.S. Treasury Note 1.75% - 2.88%, 2018
	- 2019, value of $1,243)
1,218	0.10%, 10/31/2014		1,218
			3,659
	Total Short-Term Investments
	(Cost $3,659)		$3,659

	Total Investments
	(Cost $261,827) ▲	98.9%	$256,402
	Other Assets and Liabilities	1.1%	2,905
	Total Net Assets	100.0%	$259,307

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $266,241 and the aggregate gross unrealized appreciation and depreciation based on that cost were: Unrealized

Appreciation	$18,498
Unrealized Depreciation	(28,337)
Net Unrealized Depreciation	$(9,839)

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $900, which represents 0.4% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $235 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/06/2014	DEUT	$74	$74	$–	$–
AUD	Buy	11/03/2014	SSG	137	136	–	(1)
AUD	Buy	11/05/2014	UBS	267	267	–	–
CHF	Buy	11/03/2014	BMO	241	239	–	(2)
CHF	Buy	11/04/2014	BNY	134	134	–	–
DKK	Buy	11/03/2014	UBS	162	161	–	(1)
EUR	Buy	11/04/2014	WEST	308	308	–	–
EUR	Sell	11/03/2014	RBC	103	102	1	–
GBP	Buy	11/03/2014	BMO	255	255	–	–
GBP	Buy	11/04/2014	MSC	32	32	–	–
JPY	Sell	11/06/2014	DEUT	1,315	1,307	8	–
JPY	Sell	11/04/2014	SSG	33	32	1	–
JPY	Sell	11/05/2014	UBS	2,235	2,170	65	–
MXN	Sell	11/05/2014	SSG	52	52	–	–
SEK	Sell	11/03/2014	UBS	67	67	–	–
Total						$75	$(4)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
BNY	BNY Mellon
DEUT	Deutsche Bank Securities, Inc.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	EURO
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican New Peso
SEK	Swedish Krona

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
J-REIT	Japanese Real Estate Investment Trust
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$14,310	$1,717	$12,593	$–
Austria	3,893	–	3,893	–
Belgium	7,487	2,382	5,105	–
Brazil	1,311	1,311	–	–
China	3,968	3,080	888	–
Colombia	679	679	–	–
Denmark	7,960	–	7,960	–
Finland	1,263	–	1,263	–
France	7,584	–	7,584	–
Germany	10,264	1,729	8,535	–
Greece	1,670	–	1,670	–
Hong Kong	1,555	–	1,555	–
Indonesia	931	–	931	–
Italy	10,504	3,439	7,065	–
Japan	95,446	1,973	93,473	–
Luxembourg	4,739	2,043	2,696	–
Mexico	476	476	–	–
Netherlands	2,555	–	2,555	–
Norway	3,708	3,708	–	–
Russia	900	900	–	–
South Africa	1,141	–	1,141	–
South Korea	4,787	–	4,787	–
Sweden	2,809	1,879	930	–
Switzerland	13,010	–	13,010	–
United Kingdom	49,793	8,302	41,491	–
Total	$252,743	$33,618	$219,125	$–
Short-Term Investments	3,659	–	3,659	–
Total	$256,402	$33,618	$222,784	$–
Foreign Currency Contracts*	$75	$–	$75	$–
Total	$75	$–	$75	$–
Liabilities:
Foreign Currency Contracts*	$4	$–	$4	$–
Total	$4	$–	$4	$–

♦	For the year ended October 31, 2014, investments valued at $20,992 were transferred from Level 1 to Level 2, and investments valued at $8,184 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Small Company Fund

Statement of Assets and Liabilities

October 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $261,827)	$256,402
Cash	141
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	75
Receivables:
Investment securities sold	4,224
Fund shares sold	195
Dividends and interest	956
Other assets	40
Total assets	262,033
Liabilities:
Unrealized depreciation on foreign currency contracts	4
Payables:
Investment securities purchased	2,238
Fund shares redeemed	375
Investment management fees	44
Administrative fees	1
Distribution fees	8
Accrued expenses	56
Total liabilities	2,726
Net assets	$259,307
Summary of Net Assets:
Capital stock and paid-in-capital	$217,903
Undistributed net investment income	2,078
Accumulated net realized gain	44,773
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(5,447)
Net assets	$259,307

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.85/$17.83
Shares outstanding	4,101
Net assets	$69,074
Class B: Net asset value per share	$15.88
Shares outstanding	159
Net assets	$2,524
Class C: Net asset value per share	$15.61
Shares outstanding	1,073
Net assets	$16,752
Class I: Net asset value per share	$16.76
Shares outstanding	2,237
Net assets	$37,503
Class R3: Net asset value per share	$16.94
Shares outstanding	555
Net assets	$9,399
Class R4: Net asset value per share	$17.02
Shares outstanding	397
Net assets	$6,754
Class R5: Net asset value per share	$17.11
Shares outstanding	20
Net assets	$343
Class Y: Net asset value per share	$17.12
Shares outstanding	6,833
Net assets	$116,958

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Small Company Fund

Statement of Operations

For the Year Ended October 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$6,861
Interest	4
Less: Foreign tax withheld	(806)
Total investment income	6,059

Expenses:
Investment management fees	2,936
Administrative services fees
Class R3	18
Class R4	9
Class R5	1
Transfer agent fees
Class A	193
Class B	19
Class C	35
Class I	63
Class R3	—
Class R4	—
Class R5	—
Class Y	3
Distribution fees
Class A	194
Class B	37
Class C	175
Class R3	45
Class R4	15
Custodian fees	28
Accounting services fees	59
Registration and filing fees	116
Board of Directors' fees	10
Audit fees	20
Other expenses	56
Total expenses (before waivers and fees paid indirectly)	4,032
Expense waivers	(7)
Transfer agent fee waivers	(8)
Commission recapture	(4)
Total waivers and fees paid indirectly	(19)
Total expenses, net	4,013
Net Investment Income	2,046
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	51,102
Net realized gain on foreign currency contracts	69
Net realized loss on other foreign currency transactions	(286)
Net Realized Gain on Investments and Foreign Currency Transactions	50,885
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(56,825)
Net unrealized appreciation of foreign currency contracts	87
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(109)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(56,847)
Net Loss on Investments and Foreign Currency Transactions	(5,962)
Net Decrease in Net Assets Resulting from Operations	$(3,916)

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Small Company Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$2,046	$1,982
Net realized gain on investments and foreign currency transactions	50,885	46,215
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(56,847)	34,230
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,916)	82,427
Distributions to Shareholders:
From net investment income
Class A	(122)	(847)
Class B	—	(45)
Class C	—	(99)
Class I	(56)	(57)
Class R3	(8)	(71)
Class R4	(17)	(37)
Class R5	(4)	(4)
Class Y	(1,305)	(3,585)
Total distributions	(1,512)	(4,745)
Capital Share Transactions:
Class A	7,731	1,674
Class B	(1,907)	(1,789)
Class C	5,689	445
Class I	35,078	(3,973)
Class R3	2,525	1,471
Class R4	3,481	1,149
Class R5	(255)	376
Class Y	(101,696)	(755)
Net decrease from capital share transactions	(49,354)	(1,402)
Net Increase (Decrease) in Net Assets	(54,782)	76,280
Net Assets:
Beginning of period	314,089	237,809
End of period	$259,307	$314,089
Undistributed (distributions in excess of) net investment income	$2,078	$288

The accompanying notes are an integral part of these financial statements.

13

The Hartford International Small Company Fund

Notes to Financial Statements

October 31, 2014

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford International Small Company Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

14

The Hartford International Small Company Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when

15

The Hartford International Small Company Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal

16

The Hartford International Small Company Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

17

The Hartford International Small Company Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$75	$—	$—	$—	$—	$75
Total	$—	$75	$—	$—	$—	$—	$75

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$4	$—	$—	$—	$—	$4
Total	$—	$4	$—	$—	$—	$—	$4

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$69	$—	$—	$—	$—	$69
Total	$—	$69	$—	$—	$—	$—	$69

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$87	$—	$—	$—	$—	$87
Total	$—	$87	$—	$—	$—	$—	$87

18

The Hartford International Small Company Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The derivatives held by the Fund as of October 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$1,512	$4,745

19

The Hartford International Small Company Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$11,203
Undistributed Long-Term Capital Gain	40,062
Unrealized Depreciation*	(9,861)
Total Accumulated Earnings	$41,404

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$1,256
Accumulated Net Realized Gain (Loss)	(1,256)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

During the year ended October 31, 2014, the Fund utilized $2,972 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a

20

The Hartford International Small Company Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.49%
Class B	2.29
Class C	2.19
Class I	1.19
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	0.99

21

The Hartford International Small Company Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $317 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	14%

22

The Hartford International Small Company Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$208,422	$—	$208,422
Sales Proceeds	256,110	—	256,110

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,926	7	(1,493)	440	801	60	(785)	76
Amount	$34,615	$119	$(27,003)	$7,731	$12,380	$825	$(11,531)	$1,674
Class B
Shares	6	—	(119)	(113)	10	3	(140)	(127)
Amount	$98	$—	$(2,005)	$(1,907)	$132	$44	$(1,965)	$(1,789)
Class C
Shares	513	—	(174)	339	131	7	(109)	29
Amount	$8,539	$—	$(2,850)	$5,689	$1,867	$91	$(1,513)	$445
Class I
Shares	3,241	3	(1,326)	1,918	231	3	(586)	(352)
Amount	$57,931	$47	$(22,900)	$35,078	$3,717	$47	$(7,737)	$(3,973)
Class R3
Shares	257	1	(119)	139	180	5	(94)	91
Amount	$4,642	$8	$(2,125)	$2,525	$2,780	$71	$(1,380)	$1,471
Class R4
Shares	255	1	(67)	189	92	3	(23)	72
Amount	$4,657	$16	$(1,192)	$3,481	$1,456	$37	$(344)	$1,149
Class R5
Shares	17	—	(32)	(15)	30	—	(7)	23
Amount	$309	$4	$(568)	$(255)	$480	$4	$(108)	$376
Class Y
Shares	2,158	71	(7,611)	(5,382)	3,549	258	(3,739)	68
Amount	$39,331	$1,305	$(142,332)	$(101,696)	$53,153	$3,585	$(57,493)	$(755)
Total
Shares	8,373	83	(10,941)	(2,485)	5,024	339	(5,483)	(120)
Amount	$150,122	$1,499	$(200,975)	$(49,354)	$75,965	$4,704	$(82,071)	$(1,402)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	45	$809
For the Year Ended October 31, 2013	37	$548

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

23

The Hartford International Small Company Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

24

The Hartford International Small Company Fund

Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$17.46	$0.07	$(0.65)	$(0.58)	$(0.03)	$–	$(0.03)	$16.85	(3.33)%	$69,074	1.49%	1.49%	0.37%
B	16.57	(0.10)	(0.59)	(0.69)	–	–	–	15.88	(4.16)	2,524	2.52	2.29	(0.58)
C	16.27	(0.05)	(0.61)	(0.66)	–	–	–	15.61	(4.06)	16,752	2.19	2.19	(0.32)
I	17.39	0.15	(0.68)	(0.53)	(0.10)	–	(0.10)	16.76	(3.08)	37,503	1.19	1.19	0.86
R3	17.58	0.04	(0.66)	(0.62)	(0.02)	–	(0.02)	16.94	(3.54)	9,399	1.70	1.65	0.20
R4	17.65	0.09	(0.65)	(0.56)	(0.07)	–	(0.07)	17.02	(3.22)	6,754	1.40	1.35	0.50
R5	17.72	0.13	(0.64)	(0.51)	(0.10)	–	(0.10)	17.11	(2.90)	343	1.10	1.05	0.70
Y	17.73	0.15	(0.65)	(0.50)	(0.11)	–	(0.11)	17.12	(2.88)	116,958	0.99	0.99	0.84

For the Year Ended October 31, 2013
A	$13.14	$0.05	$4.51	$4.56	$(0.24)	$–	$(0.24)	$17.46	35.16%	$63,926	1.54%	1.54%	0.34%
B	12.47	(0.06)	4.28	4.22	(0.12)	–	(0.12)	16.57	34.12	4,504	2.55	2.29	(0.43)
C	12.26	(0.05)	4.20	4.15	(0.14)	–	(0.14)	16.27	34.19	11,936	2.28	2.28	(0.39)
I	13.09	0.10	4.49	4.59	(0.29)	–	(0.29)	17.39	35.66	5,546	1.11	1.11	0.64
R3	13.24	0.04	4.53	4.57	(0.23)	–	(0.23)	17.58	35.02	7,319	1.69	1.65	0.24
R4	13.29	0.08	4.55	4.63	(0.27)	–	(0.27)	17.65	35.44	3,662	1.39	1.35	0.53
R5	13.34	0.14	4.54	4.68	(0.30)	–	(0.30)	17.72	35.74	622	1.11	1.05	0.93
Y	13.34	0.14	4.56	4.70	(0.31)	–	(0.31)	17.73	35.86	216,574	0.99	0.99	0.94

For the Year Ended October 31, 2012 (D)
A	$12.03	$0.08	$1.06	$1.14	$(0.03)	$–	$(0.03)	$13.14	9.56%	$47,109	1.61%	1.55%	0.59%
B	11.47	(0.03)	1.03	1.00	–	–	–	12.47	8.72	4,973	2.62	2.30	(0.20)
C	11.28	(0.02)	1.00	0.98	–	–	–	12.26	8.69	8,647	2.37	2.30	(0.17)
I	12.00	0.13	1.06	1.19	(0.10)	–	(0.10)	13.09	10.08	8,781	1.06	1.05	1.12
R3	12.16	0.08	1.06	1.14	(0.06)	–	(0.06)	13.24	9.44	4,297	1.71	1.65	0.62
R4	12.20	0.12	1.06	1.18	(0.09)	–	(0.09)	13.29	9.81	1,802	1.41	1.35	0.95
R5	12.22	0.14	1.08	1.22	(0.10)	–	(0.10)	13.34	10.17	164	1.15	1.05	1.15
Y	12.23	0.13	1.09	1.22	(0.11)	–	(0.11)	13.34	10.14	162,036	1.01	1.00	1.11

For the Year Ended October 31, 2011
A	$12.56	$0.07	$(0.47)	$(0.40)	$(0.13)	$–	$(0.13)	$12.03	(3.28)%	$50,854	1.59%	1.55%	0.51%
B	11.97	(0.04)	(0.43)	(0.47)	(0.03)	–	(0.03)	11.47	(3.91)	6,188	2.55	2.30	(0.29)
C	11.78	(0.03)	(0.43)	(0.46)	(0.04)	–	(0.04)	11.28	(3.93)	9,420	2.34	2.30	(0.27)
I	12.53	0.12	(0.46)	(0.34)	(0.19)	–	(0.19)	12.00	(2.82)	7,309	1.09	1.07	0.94
R3	12.72	0.09	(0.50)	(0.41)	(0.15)	–	(0.15)	12.16	(3.31)	2,065	1.71	1.65	0.73
R4	12.74	0.12	(0.50)	(0.38)	(0.16)	–	(0.16)	12.20	(3.10)	356	1.44	1.35	0.90
R5	12.75	0.13	(0.47)	(0.34)	(0.19)	–	(0.19)	12.22	(2.77)	126	1.12	1.05	0.99
Y	12.76	0.14	(0.48)	(0.34)	(0.19)	–	(0.19)	12.23	(2.72)	105,329	1.02	1.00	1.03

See Portfolio Turnover information on the next page.

25

The Hartford International Small Company Fund

Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010
A	$10.74	$0.02	$1.92	$1.94	$(0.12)	$–	$(0.12)	$12.56	18.22%		$53,514	1.63%		1.57%		0.14%
B	10.28	(0.07)	1.84	1.77	(0.08)	–	(0.08)	11.97	17.28		7,850	2.60		2.32		(0.63)
C	10.10	(0.07)	1.80	1.73	(0.05)	–	(0.05)	11.78	17.23		11,103	2.37		2.32		(0.62)
I	10.70	0.07	1.91	1.98	(0.15)	–	(0.15)	12.53	18.76		7,698	1.08		1.08		0.63
R3(E)	10.20	–	2.52	2.52	–	–	–	12.72	24.71	(F)	125	1.73	(G)	1.65	(G)	0.08	(G)
R4(E)	10.20	0.02	2.52	2.54	–	–	–	12.74	24.90	(F)	125	1.43	(G)	1.36	(G)	0.38	(G)
R5(E)	10.20	0.04	2.51	2.55	–	–	–	12.75	25.00	(F)	125	1.12	(G)	1.06	(G)	0.68	(G)
Y	10.89	0.07	1.96	2.03	(0.16)	–	(0.16)	12.76	18.83		111,493	1.02		1.02		0.68

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on May 28, 2010.
(F)	Not annualized.
(G)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	66%
For the Year Ended October 31, 2013	78
For the Year Ended October 31, 2012	61
For the Year Ended October 31, 2011	69
For the Year Ended October 31, 2010	97

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

27

The Hartford International Small Company Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

28

The Hartford International Small Company Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

        In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

        Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

        Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

        Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

        Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

        Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

29

The Hartford International Small Company Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

        Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

        Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

        Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

        Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

        Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

        Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford International Small Company Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

31

The Hartford International Small Company Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$933.50	$7.31	$1,000.00	$1,017.64	$7.63	1.50%	184	365
Class B	$1,000.00	$929.70	$11.09	$1,000.00	$1,013.71	$11.57	2.28	184	365
Class C	$1,000.00	$930.30	$10.70	$1,000.00	$1,014.12	$11.17	2.20	184	365
Class I	$1,000.00	$934.70	$5.90	$1,000.00	$1,019.11	$6.16	1.21	184	365
Class R3	$1,000.00	$932.30	$8.03	$1,000.00	$1,016.89	$8.38	1.65	184	365
Class R4	$1,000.00	$934.10	$6.58	$1,000.00	$1,018.40	$6.86	1.35	184	365
Class R5	$1,000.00	$936.00	$5.12	$1,000.00	$1,019.91	$5.34	1.05	184	365
Class Y	$1,000.00	$935.50	$4.88	$1,000.00	$1,020.16	$5.09	1.00	184	365

32

The Hartford International Small Company Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Small Company Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

33

The Hartford International Small Company Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board further noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

34

The Hartford International Small Company Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that certain factors were identified by HFMC as having had a potential impact on the negotiation of the Fund’s sub-advisory fee levels. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

35

The Hartford International Small Company Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford International Small Company Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-Cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

37

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

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Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

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Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

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Transaction means your business dealings with us, such as:

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You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-ISC14 12/14 113989-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL VALUE FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford International Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Value Fund* inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term total return.

Performance Overview 5/28/10 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	Since Inception▲
International Value A#	1.05%	11.42%
International Value A##	-4.50%	10.00%
International Value C#	0.35%	10.65%
International Value C##	-0.65%	10.65%
International Value I#	1.40%	11.81%
International Value R3#	0.77%	11.14%
International Value R4#	1.12%	11.49%
International Value R5#	1.40%	11.82%
International Value Y#	1.44%	12.32%
MSCI EAFE Index	-0.17%	10.20%
MSCI EAFE Value Index	-0.10%	9.87%

▲	Inception: 05/28/2010
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

* Effective on the close of business on November 28, 2014, the Fund is closed to new investors until further notice. For more information, please see the Fund’s prospectus.

2

The Hartford International Value Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
International Value Class A	1.40%	1.91%
International Value Class C	2.15%	2.57%
International Value Class I	1.15%	1.48%
International Value Class R3	1.60%	2.17%
International Value Class R4	1.30%	1.86%
International Value Class R5	1.00%	1.56%
International Value Class Y	0.95%	1.27%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
James H. Shakin, CFA
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Value Fund returned 1.05%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmarks, the MSCI EAFE Index and the MSCI EAFE Value Index, which returned -0.17% and -0.10%, respectively, for the same period. The Fund also outperformed the -1.06% average return of the Lipper International Multi Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

Seven out of ten sectors in the MSCI EAFE Value Index fell during the period. Within the Index, Consumer Staples (-8%), Materials (-8%), and Consumer Discretionary (-4%) lagged on a relative basis. Healthcare (+11%), Utilities (+10%), and Information Technology (+9%) sectors gained the most during the period.

Sector allocation, which is a result of bottom-up stock selection decisions, was the main driver of relative outperformance during the period, primarily due to the Fund’s overweight to Information Technology and underweight to Consumer Staples sectors. The Fund’s underweight to Utilities and overweight to Materials detracted from relative performance during the period. Security selection, which was strongest in Consumer Discretionary, Information Technology, and Healthcare, contributed positively to benchmark-relative performance during the period. Stock selection was particularly strong in Japan. This was partially offset by weaker stock selection in the Energy, Utilities, and Staples sectors.

Among the top contributors to benchmark-relative returns (i.e. relative to the MSCI EAFE Value Index) were Mixi, Inc. (Information Technology), Fujitsu (Information Technology), and Tesco (Consumer Staples). Japanese social gaming and app developer Mixi, Inc. rose after its new game, Monster Strike, gained popularity across both iOS and Android devices. Fujitsu, a Japan-based information and communication technology company offering a wide range of technology products, rose as the company announced net sales in 2013 increased from the prior year. Shares of Tesco, a U.K.-based company engaged in retailing and associated activities, declined due to a drop in sales and an associated loss of the grocery market share. Not owning Tesco, a component in the MSCI EAFE Value Index, positively contributed to benchmark-relative performance. Top absolute contributors for the period also included AstraZeneca (Healthcare).

Kinross Gold Corp. (Materials), Royal Dutch Shell (Energy), and Lonmin (Materials) were among the top detractors from benchmark-relative returns (i.e. relative to the MSCI EAFE Value Index) during

3

The Hartford International Value Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

the period. Kinross Gold Corp., gold and silver mining company, underperformed as geopolitical tensions in Russia raised concerns over the company’s assets in the country, and a weak gold price also weighed on shares. Shares of Royal Dutch Shell, a global independent oil and gas company, rose during the period as the company continued to execute on its cost-cutting plans and had benefited from improved operations in its upstream and U.S. unconventional production business. Not owning benchmark constituent Royal Dutch Shell detracted from relative performance during the period. Lonmin, a U.K.-based company that focuses on mining, refining, and marketing of platinum group metals, underperformed as prolonged mine strikes in South Africa raised costs and slowed production across the company’s mines. Top absolute detractors for the period also included Standard Chartered (Financials).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the global cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We continue to take modest active positions in companies that we believe have low prices, low valuations and low expectations that provide a base for significant upside potential.

As a result of bottom-up stock selection we ended the period most overweight the Information Technology, Materials, and Industrials sectors and most underweight the Financials, Telecommunication Services, and Utilities sectors relative to the Index. On a country basis, the Fund ended the period with the largest overweights to Japan and Canada and the largest underweights to the United Kingdom and Australia.

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.8%
Consumer Staples	1.9
Energy	9.5
Financials	20.8
Health Care	6.9
Industrials	12.7
Information Technology	13.0
Materials	13.6
Services	2.9
Utilities	2.8
Total	95.9%
Short-Term Investments	4.9
Other Assets and Liabilities	(0.8)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Currency Concentration of Securities

as of October 31, 2014

Percentage of
Description	Net Assets
Australian Dollar	1.0%
Brazilian Real	0.0
British Pound	12.0
Canadian Dollar	2.6
Danish Kroner	0.4
Euro	28.4
Hong Kong Dollar	2.0
Hungarian Forint	0.8
Indian Rupee	1.4
Japanese Yen	37.0
Norwegian Krone	0.5
Republic of Korea Won	2.0
South African Rand	1.4
Swedish Krona	0.4
Swiss Franc	3.4
Taiwanese Dollar	0.1
United States Dollar	7.4
Other Assets and Liabilities	(0.8)
Total	100.0%

4

The Hartford International Value Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.9%
	Australia - 1.1%
2,430	Aquarius Platinum Ltd. ●	$642
533	Energy Resources of Australia Ltd. ●☼	603
3,862	Qantas Airways Ltd. ●☼	5,771
4,530	Resolute Mining Ltd. ●☼	1,276
		8,292
	Austria - 0.2%
92	Zumtobel Group AG	1,616

	Belgium - 1.5%
188	Ageas	6,289
692	Agfa Gevaert N.V. ●	1,745
44	Delhaize-Le Lion S.A.	3,020
		11,054
	Brazil - 0.7%
30	HRT Participacoes em Petroleo S.A. ●	117
425	Petroleo Brasileiro S.A. ADR	4,975
		5,092
	Canada - 3.4%
282	Barrick Gold Corp.	3,350
591	Centerra Gold, Inc.	2,306
594	Eldorado Gold Corp.	3,257
197	EnCana Corp.	3,661
1,514	Kinross Gold Corp. ●	3,254
473	Legacy Oil + Gas, Inc. ●	1,924
154	Northern Dynasty Minerals Ltd. ●	59
242	Painted Pony Petroleum Ltd. ●	2,295
368	Talisman Energy, Inc.	2,345
611	Uranium Participation Corp. ●	2,745
		25,196
	China - 1.7%
4,438	AMVIG Holdings Ltd.	2,077
7,878	Daphne International Holdings Ltd.	3,966
6,545	Kingboard Laminates Holdings Ltd. ●	2,669
3,714	New World Department Store China	1,360
445	Sinovac Biotech Ltd. ●	2,356
		12,428
	Denmark - 0.4%
153	H. Lundbeck A/S	3,237

	France - 13.0%
71	Alten Ltd.	3,033
124	BNP Paribas	7,780
119	Capital Gemini S.A.	7,804
218	Compagnie De Saint-Gobain	9,375
33	Devoteam S.A.	535
371	GDF Suez	9,005
74	GFI Informatique S.A.	460
116	Groupe Steria SCA	2,167
57	Lafarge S.A.	3,966
194	Metropole Television S.A.	3,365
387	Orange S.A.	6,169
505	Peugeot S.A. ●	6,007
66	Renault S.A.	4,876
40	S.p.A.Group S.A.	2,983
75	Saft Groupe S.A.	2,244
127	Societe Generale Class A	6,101
114	Thales S.A.	5,685
231	Total S.A.	13,801
		95,356
	Germany - 4.6%
316	Deutsche Lufthansa AG	4,678
273	E.On SE	4,714
109	Hamburger Hafen und Logistik	2,392
41	Koenig & Bauer AG ●	515
260	Kontron AG ●	1,505
98	Osram Licht AG ●	3,455
126	Rheinmetall AG	5,446
132	RWE AG	4,696
118	Salzgitter AG	3,556
191	Suedzucker AG	2,666
		33,623
	Greece - 0.5%
1,682	Alpha Bank A.E. ●	1,096
1,752	Piraeus Bank S.A. ●	2,548
		3,644
	Hong Kong - 0.6%
674	Clear Media Ltd.	687
312	Dah Sing Financial Group	1,940
82,869	G-Resources Group Ltd. ●	2,026
		4,653
	Hungary - 0.8%
1,967	Magyar Tavkozlesi Rt ●	2,723
169	OTP Bank plc ●	2,791
		5,514
	India - 1.4%
815	Allahabad Bank Ltd.	1,522
331	Canara Bank Ltd.	2,168
222	Corp. Bank	1,223
5,175	Manappuram Finance Ltd.	2,654
987	NTPC Ltd.	2,410
		9,977
	Ireland - 0.8%
770	AER Lingus Group plc	1,384
208	CRH plc	4,616
		6,000
	Italy - 2.9%
217	Banca Popolare dell-Emilia Romagna Scrl ●	1,653
320	Buzzi Unicem S.p.A.	4,335
476	Eni S.p.A.	10,148
758	UniCredit S.p.A.	5,487
		21,623
	Japan - 37.0%
174	Adastria Holdings Co., Ltd. ☼	3,862
90	AEON Delight Co., Ltd. ☼	2,194
414	Aichi Steel Corp. ☼	1,489
273	Aisan Industry Co., Ltd. ☼	2,189
28	Alpha Systems, Inc. ☼	375
124	Avex, Inc. ☼	1,837
243	Canon, Inc. ☼	7,467
139	Cawachi Ltd. ☼	2,156
178	Chubu Steel Plate Co., Ltd. ☼	808
129	CMIC Holdings Co., Ltd. ☼	1,960
333	Dai-ichi Life Insurance Co., Ltd. ☼	5,039
258	Daiichi Sankyo Co., Ltd.	3,876
106	Dai-Ichi Seiko Co., Ltd. ☼	2,002
245	DeNa Co., Ltd. ☼	3,161
597	Eighteenth (The) Bank Ltd.	1,691
169	Eisai Co., Ltd. ☼	6,600
125	En-Japan, Inc. ☼	2,209

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.9% - (continued)
	Japan - 37.0% - (continued)
125	Exedy Corp. ☼	$3,162
252	Fuji Machine Manufacturing Co.	2,426
200	Fujimi, Inc. ☼	2,754
1,351	Fujitsu Ltd. ☼	8,213
318	Funai Electric Co., Ltd. ☼	2,851
81	Futaba Corp. ☼	1,150
84	Gendai Agency, Inc. ☼	492
360	Gree, Inc. ☼	2,575
469	Higashi-Nippon Bank Ltd. ☼	1,188
163	Hisaka Works Ltd. ☼	1,485
322	Hitachi Chemical Co., Ltd. ☼	5,681
277	Honda Motor Co., Ltd. ☼	8,843
253	Honeys Co., Ltd. ☼	2,367
547	Hosiden Corp. ☼	2,965
404	Inpex Corp. ☼	5,171
104	Itochu Techno-Solutions Corp. ☼	4,149
75	Japan Digital Laboratory Co., Ltd. ☼	1,334
115	Japan Petroleum Exploration Co., Ltd. ☼	3,769
908	Japan Steel Works Ltd. ☼	3,248
280	JSR Corp. ☼	5,039
285	Keihin Corp. ☼	3,603
123	Kuroda Electric Co., Ltd. ☼	1,725
96	Maruichi Steel Tube Ltd. ☼	2,258
123	Melco Holdings, Inc. ☼	1,767
261	Mimasu Semiconductor Industry Co., Ltd. ☼	2,352
137	Miraial Co., Ltd. ☼	2,111
1,731	Mitsubishi UFJ Financial Group, Inc. ☼	10,090
1,740	Mitsui Chemicals, Inc. ☼	5,042
283	Mitsumi Electric Co., Ltd. ☼	1,762
195	Moshi Moshi Hotline, Inc. ☼	1,946
416	Net One Systems Co., Ltd. ☼	2,427
106	Neturen Co., Ltd. ☼	760
512	Nichicon Corp. ☼	3,453
36	Nintendo Co., Ltd. ☼	3,923
345	Nishimatsuya Chain Co., Ltd. ☼	3,122
93	Nitto Denko Corp. ☼	5,008
78	NSD Co., Ltd.	1,147
392	Oita Bank Ltd. ☼	1,469
106	Pal Co., Ltd. ☼	3,188
104	Proto Corp. ☼	1,429
82	Rohm Co., Ltd. ☼	5,010
1,040	SCREEN Holdings Co., Ltd. ☼	5,668
40	Shimamura Co., Ltd. ☼	3,492
261	Shinkawa Ltd. ●☼	1,304
639	Shinko Electric Industries Co., Ltd. ☼	3,713
1,103	Sumitomo Bakelite Co., Ltd. ☼	4,341
206	Sumitomo Mitsui Financial Group, Inc. ☼	8,389
264	Sumitomo Riko Co., Ltd. ☼	2,265
619	T&D Holdings, Inc. ☼	7,974
221	Takata Corp. ☼	2,893
213	Takeda Pharmaceutical Co., Ltd. ☼	9,242
430	Tochigi (The) Bank Ltd.	1,748
206	Tokai Rika Co., Ltd. ☼	3,918
228	Tokyo Seimitsu Co., Ltd. ☼	3,715
535	Tokyo Steel Manufacturing Co., Ltd. ☼	2,869
79	Topre Corp. ☼	1,124
682	Toshiba Machine Co., Ltd. ☼	2,710
280	Toyoda Gosei Co., Ltd. ☼	5,372
401	Toyota Boshoku Corp. ☼	4,554
47	Tri-Stage, Inc.	533
339	Ushio, Inc. ☼	3,560
187	XEBIO Co., Ltd. ☼	2,928
328	Yamanashi (The) Chuo Bank Ltd. ☼	1,484
131	Yamato Kogyo Co. ☼	4,257
70	Yamazen Corp.	543
342	Yodogawa Steel Works Ltd.	1,338
73	Zuken, Inc.	648
		271,951
	Luxembourg - 0.4%
158	Oriflame Cosmetics S.A. ADR	2,764

	Netherlands - 3.9%
281	Delta Lloyd N.V.	6,409
599	ING Groep N.V. ●	8,576
222	Koninklijke Philips N.V.	6,205
1,344	PostNL ●	5,712
209	USG People N.V.	2,096
		28,998
	Norway - 0.5%
759	Storebrand ASA ●	3,891

	Portugal - 0.0%
908	Banco Espirito Santo S.A. ⌂●†	21

	Russia - 0.7%
725	OAO Gazprom Class S ADR	4,806

	South Africa - 1.4%
103	Anglo American Platinum Ltd. ●☼	3,244
616	Impala Platinum Holdings Ltd. ●☼	4,490
1,191	Raubex Group Ltd. ☼	2,407
		10,141
	South Korea - 2.0%
115	KB Financial Group, Inc.	4,501
169	Korea Telecom Corp.	5,204
64	Shinhan Financial Group Co., Ltd.	2,999
191	Tongyang Life Insurance	2,080
		14,784
	Spain - 1.6%
240	Almirall S.A. ●	3,934
500	Telefonica S.A.	7,517
		11,451
	Switzerland - 3.4%
81	Adecco S.A.	5,460
60	Holcim Ltd.	4,231
55	Julius Baer Group Ltd.	2,402
300	Micronas Semiconductor Holding AG	2,008
6	Roche Holding AG	1,653
545	UBS AG	9,478
		25,232
	Taiwan - 0.1%
1,025	Compal Electronics, Inc.	758

	United Kingdom - 11.3%
341	Anglo American plc	7,208
221	AstraZeneca plc	16,128
2,189	BP plc	15,751
270	Catlin Group Ltd.	2,315
1,732	Hays plc	3,421

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 95.9% - (continued)
	United Kingdom - 11.3% - (continued)
998	Home Retail Group		$2,928
1,816	HSBC Holdings plc ‡		18,517
730	J. Sainsbury plc		2,877
1,206	Lonmin plc ●		3,380
388	Mothercare plc ●		1,085
954	SIG plc		2,237
502	Standard Chartered plc		7,549
			83,396
	Total Common Stocks
	(Cost $759,861)		$705,498

	Total Long-Term Investments
	(Cost $759,861)		$705,498

Short-Term Investments - 4.9%
	Repurchase Agreements - 4.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $102, collateralized by U.S. Treasury Note 1.50%, 2019, value of $104)
$102	0.08%, 10/31/2014		$102
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $1,742, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $1,777)
1,742	0.09%, 10/31/2014		1,742
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $468,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $477)
468	0.08%, 10/31/2014		468
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,587, collateralized by FHLMC 2.00% - 5.50%,
2022 - 2034, FNMA 2.00% - 4.50%, 2024 -
2039, GNMA 3.00%, 2043, U.S. Treasury Note
	4.63%, 2017, value of $1,618)
1,587	0.10%, 10/31/2014		1,587
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$5,979, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury Note
	1.63% - 2.13%, 2015 - 2019, value of $6,098)
5,979	0.08%, 10/31/2014		5,979
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $6,872, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$7,010)
6,872	0.09%, 10/31/2014		6,872
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $397, collateralized by U.S. Treasury Note 0.88%, 2017, value of $405)
397	0.13%, 10/31/2014		397
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $584, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $596)
584	0.07%, 10/31/2014		584
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$6,152, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 1.38%
	- 4.25%, 2015 - 2022, value of $6,275)
6,152	0.08%, 10/31/2014		6,152
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$11,921, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75% -
	2.88%, 2018 - 2019, value of $12,160)
11,921	0.10%, 10/31/2014		11,921
			35,804
	Total Short-Term Investments
	(Cost $35,804)		$35,804

	Total Investments
	(Cost $795,665) ▲	100.8%	$741,302
	Other Assets and Liabilities	(0.8)%	(5,868)
	Total Net Assets	100.0%	$735,434

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $797,411 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,547
Unrealized Depreciation	(67,656)
Net Unrealized Depreciation	$(56,109)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $21, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $6,982 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2014 - 07/2014	908	Banco Espirito Santo S.A.	$1,058

At October 31, 2014, the aggregate value of these securities was $21, which rounds to zero percent of total net assets.

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
Futures contracts	$260	$–
Total	$260	$–

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
EAFE (mini MSCI) Index Future	65	12/19/2014	$5,852	$5,967	$115	$–	$88	$–

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/06/2014	DEUT	$163	$163	$–	$–
BRL	Buy	11/04/2014	JPM	3	3	–	–
CAD	Buy	11/04/2014	BCLY	421	418	–	(3)
CHF	Sell	11/03/2014	BMO	494	491	3	–
CHF	Sell	11/04/2014	BNY	834	834	–	–
DKK	Buy	11/03/2014	UBS	70	70	–	–
EUR	Buy	11/03/2014	RBC	4,660	4,632	–	(28)
EUR	Buy	11/04/2014	RBC	235	234	–	(1)
EUR	Buy	11/04/2014	WEST	748	748	–	–
GBP	Buy	11/03/2014	BMO	2,232	2,232	–	–
HKD	Buy	11/04/2014	BCLY	283	283	–	–
HUF	Buy	11/03/2014	UBS	115	114	–	(1)
JPY	Buy	12/18/2014	BCLY	6,609	6,276	–	(333)
JPY	Buy	11/06/2014	DEUT	4,335	4,310	–	(25)
JPY	Buy	11/05/2014	UBS	275	267	–	(8)
JPY	Sell	11/13/2014	DEUT	7,521	6,880	641	–
JPY	Sell	12/18/2014	MSC	6,612	6,276	336	–
JPY	Sell	11/04/2014	SSG	182	175	7	–
JPY	Sell	12/18/2014	UBS	9,903	9,404	499	–
NOK	Buy	11/03/2014	UBS	83	82	–	(1)
SEK	Buy	11/03/2014	UBS	29	29	–	–
ZAR	Buy	11/06/2014	UBS	221	218	–	(3)
Total						$1,486	$(403)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNY	BNY Mellon
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
ZAR	South African Rand

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$705,498	$52,685	$652,792	$21
Short-Term Investments	35,804	–	35,804	–
Total	$741,302	$52,685	$688,596	$21
Foreign Currency Contracts *	$1,486	$–	$1,486	$–
Futures *	115	115	–	–
Total	$1,601	$115	$1,486	$–
Liabilities:
Foreign Currency Contracts *	$403	$–	$403	$–
Total	$403	$–	$403	$–

♦	For the year ended October 31, 2014, investments valued at $705 were transferred from Level 1 to Level 2, and investments valued at $556 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Common Stocks	$—	$25	$(1,050	)†	$—	$1,245	$(312)	$113	$—	$21
Total	$—	$25	$(1,050)		$—	$1,245	$(312)	$113	$—	$21

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(1,050).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Value Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $795,665)	$741,302
Cash	260 *
Foreign currency on deposit with custodian (cost $33)	33
Unrealized appreciation on foreign currency contracts	1,486
Receivables:
Investment securities sold	4,040
Fund shares sold	6,957
Dividends and interest	1,833
Variation margin on financial derivative instruments	88
Other assets	104
Total assets	756,103
Liabilities:
Unrealized depreciation on foreign currency contracts	403
Bank overdraft	25
Payables:
Investment securities purchased	17,338
Fund shares redeemed	2,686
Investment management fees	115
Administrative fees	—
Distribution fees	15
Variation margin on financial derivative instruments	—
Accrued expenses	87
Total liabilities	20,669
Net assets	$735,434
Summary of Net Assets:
Capital stock and paid-in-capital	$788,947
Undistributed net investment income	4,097
Accumulated net realized loss	(4,428)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(53,182)
Net assets	$735,434

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.37/$15.21
Shares outstanding	8,091
Net assets	$116,268
Class C: Net asset value per share	$14.16
Shares outstanding	3,726
Net assets	$52,779
Class I: Net asset value per share	$14.49
Shares outstanding	35,571
Net assets	$515,604
Class R3: Net asset value per share	$14.33
Shares outstanding	85
Net assets	$1,223
Class R4: Net asset value per share	$14.42
Shares outstanding	77
Net assets	$1,111
Class R5: Net asset value per share	$14.50
Shares outstanding	82
Net assets	$1,185
Class Y: Net asset value per share	$14.75
Shares outstanding	3,204
Net assets	$47,264

*	Cash of $260 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Value Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$7,162
Interest	10
Less: Foreign tax withheld	(805)
Total investment income	6,367

Expenses:
Investment management fees	2,394
Administrative services fees
Class R3	2
Class R4	2
Class R5	1
Transfer agent fees
Class A	110
Class C	27
Class I	156
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	155
Class C	226
Class R3	5
Class R4	2
Custodian fees	30
Accounting services fees	51
Registration and filing fees	126
Board of Directors' fees	4
Audit fees	18
Other expenses	41
Total expenses (before waivers and fees paid indirectly)	3,350
Expense waivers	(23)
Commission recapture	—
Total waivers and fees paid indirectly	(23)
Total expenses, net	3,327
Net Investment Income	3,040
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	9,370
Less: Foreign taxes paid on realized capital gains	(89)
Net realized loss on futures contracts	(543)
Net realized gain on foreign currency contracts	295
Net realized gain on other foreign currency transactions	405
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	9,438
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(57,239)
Net unrealized appreciation of futures contracts	115
Net unrealized appreciation of foreign currency contracts	1,081
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(20)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(56,063)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(46,625)
Net Decrease in Net Assets Resulting from Operations	$(43,585)

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$3,040	$397
Net realized gain on investments, other financial instruments and foreign currency transactions	9,438	6,739
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(56,063)	102
Net Increase (Decrease) in Net Assets Resulting from Operations	(43,585)	7,238
Distributions to Shareholders:
From net investment income
Class A	—	(347)
Class C	—	(68)
Class I	—	(50)
Class R3	—	(49)
Class R4	—	(49)
Class R5	—	(50)
Class Y	—	(2,222)
Total from net investment income	—	(2,835)
From tax return of capital
Class A	—	(37)
Class C	—	(7)
Class I	—	(6)
Class R3	—	(5)
Class R4	—	(5)
Class R5	—	(6)
Class Y	—	(239)
Total from tax return of capital	—	(305)
Total distributions	—	(3,140)
Capital Share Transactions:
Class A	109,185	7,495
Class C	53,731	1,415
Class I	544,772	1,713
Class R3	402	44
Class R4	310	55
Class R5	379	56
Class Y	38,605	(18,656)
Net increase (decrease) from capital share transactions	747,384	(7,878)
Net Increase (Decrease) in Net Assets	703,799	(3,780)
Net Assets:
Beginning of period	31,635	35,415
End of period	$735,434	$31,635
Undistributed (distributions in excess of) net investment income	$4,097	$(170)

The accompanying notes are an integral part of these financial statements.

13

The Hartford International Value Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford International Value Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask

14

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment

15

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each

16

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to

17

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

18

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,486	$—	$—	$—	$—	$1,486
Variation margin receivable *	—	—	—	88	—	—	88
Total	$—	$1,486	$—	$88	$—	$—	$1,574

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$403	$—	$—	$—	$—	$403
Variation margin payable *	—	—	—	—	—	—	—
Total	$—	$403	$—	$—	$—	$—	$403

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $115 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$—	$—	$—	$(543)	$—	$—	$(543)
Net realized gain on foreign currency contracts	—	295	—	—	—	—	295
Total	$—	$295	$—	$(543)	$—	$—	$(248)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$—	$—	$—	$115	$—	$—	$115
Net change in unrealized appreciation of foreign currency contracts	—	1,081	—	—	—	—	1,081
Total	$—	$1,081	$—	$115	$—	$—	$1,196

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

19

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - variation margin receivable	$88	$—	$—	$—	$88
Unrealized appreciation on foreign currency contracts	1,476	—	—	—	1,476
Total subject to a master netting or similar arrangement	$1,564	$—	$—	$—	$1,564

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Futures contracts - variation margin payable	$—	$—	$—	$(260)	$—
Unrealized depreciation on foreign currency contracts	333	—	—	—	333
Total subject to a master netting or similar arrangement	$333	$—	$—	$(260)	$333

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

 Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

20

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$—	$2,835
Tax Return of Capital	—	305

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$5,165
Accumulated Capital and Other Losses*	(2,491)
Unrealized Depreciation†	(56,187)
Total Accumulated Deficit	$(53,513)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$1,227
Accumulated Net Realized Gain (Loss)	(1,227)

21

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2019	$2,491
Total	$2,491

During the year ended October 31, 2014, the Fund utilized $6,178 of prior year capital loss carryforwards.

During the year ended October 31, 2014, the Fund utilized $3,951 of prior year short term capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

22

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.36%
Class C	2.04
Class I	1.01
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $1,110 and contingent deferred sales charges of $24 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to

23

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class		Percentage of Fund
Class R3	65%		—	*
Class R4	73		—	*
Class R5	69		—	*
Class Y	—	*	—	*

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	4%

*	Percentage rounds to zero.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$807,455	$—	$807,455
Sales Proceeds	84,294	—	84,294

24

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	10,989	—	(3,834)	7,155	675	33	(121)	587
Amount	$167,818	$—	$(58,633)	$109,185	$8,623	$382	$(1,510)	$7,495
Class C
Shares	3,771	—	(229)	3,542	107	6	(6)	107
Amount	$57,072	$—	$(3,341)	$53,731	$1,416	$75	$(76)	$1,415
Class I
Shares	40,177	—	(4,785)	35,392	123	5	(1)	127
Amount	$615,369	$—	$(70,597)	$544,772	$1,670	$56	$(13)	$1,713
Class R3
Shares	29	—	(2)	27	1	5	(2)	4
Amount	$424	$—	$(22)	$402	$10	$54	$(20)	$44
Class R4
Shares	22	—	(1)	21	—	5	—	5
Amount	$331	$—	$(21)	$310	$1	$54	$—	$55
Class R5
Shares	41	—	(16)	25	—	5	—	5
Amount	$620	$—	$(241)	$379	$—	$56	$—	$56
Class Y
Shares	3,333	—	(867)	2,466	890	211	(2,705)	(1,604)
Amount	$52,411	$—	$(13,806)	$38,605	$11,715	$2,461	$(32,832)	$(18,656)
Total
Shares	58,362	—	(9,734)	48,628	1,796	270	(2,835)	(769)
Amount	$894,045	$—	$(146,661)	$747,384	$23,435	$3,138	$(34,451)	$(7,878)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

25

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

Effective on the close of business on November 28, 2014, the Fund is closed to new investors until further notice. For more information, please see the Fund’s prospectus.

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

26

The Hartford International Value Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$14.22	$0.14	$0.01	$0.15	$–		$–	$–	$14.37	1.05%	$116,268	1.37%	1.36%	0.94%
C	14.11	0.03	0.02	0.05	–		–	–	14.16	0.35	52,779	2.05	2.04	0.19
I	14.29	0.18	0.02	0.20	–		–	–	14.49	1.40	515,604	1.02	1.01	1.20
R3	14.22	0.10	0.01	0.11	–		–	–	14.33	0.77	1,223	1.70	1.60	0.66
R4	14.26	0.15	0.01	0.16	–		–	–	14.42	1.12	1,111	1.39	1.30	0.96
R5	14.30	0.21	(0.01)	0.20	–		–	–	14.50	1.40	1,185	1.08	1.00	1.37
Y	14.54	0.19	0.02	0.21	–		–	–	14.75	1.44	47,264	0.96	0.95	1.26

For the Year Ended October 31, 2013
A	$11.83	$0.21	$3.22	$3.43	$(1.04	)(D)	$–	$(1.04)	$14.22	30.95%	$13,315	1.91%	1.40%	1.67%
C	11.75	0.12	3.20	3.32	(0.96	)(E)	–	(0.96)	14.11	30.00	2,604	2.57	2.11	0.91
I	11.89	0.25	3.24	3.49	(1.09	)(F)	–	(1.09)	14.29	31.36	2,558	1.48	1.02	1.93
R3	11.83	0.21	3.20	3.41	(1.02	)(D)	–	(1.02)	14.22	30.67	823	2.17	1.60	1.63
R4	11.86	0.24	3.21	3.45	(1.05	)(D)	–	(1.05)	14.26	31.06	801	1.86	1.30	1.93
R5	11.89	0.28	3.22	3.50	(1.09	)(F)	–	(1.09)	14.30	31.44	809	1.56	1.00	2.23
Y	11.91	0.23	3.50	3.73	(1.10	)(F)	–	(1.10)	14.54	33.53	10,725	1.27	0.81	1.86

For the Year Ended October 31, 2012
A	$11.28	$0.18	$0.45	$0.63	$(0.08)		$–	$(0.08)	$11.83	5.68%	$4,126	1.57%	1.40%	1.64%
C	11.19	0.10	0.46	0.56	–		–	–	11.75	5.00	901	2.18	2.09	0.94
I	11.32	0.23	0.45	0.68	(0.11)		–	(0.11)	11.89	6.14	615	1.09	1.00	2.02
R3	11.26	0.16	0.45	0.61	(0.04)		–	(0.04)	11.83	5.47	641	1.80	1.60	1.41
R4	11.29	0.19	0.46	0.65	(0.08)		–	(0.08)	11.86	5.80	611	1.49	1.30	1.72
R5	11.32	0.23	0.45	0.68	(0.11)		–	(0.11)	11.89	6.15	615	1.19	1.00	2.02
Y	11.34	0.28	0.42	0.70	(0.13)		–	(0.13)	11.91	6.32	27,906	1.01	0.92	2.50

For the Year Ended October 31, 2011
A	$11.82	$0.18	$(0.45)	$(0.27)	$(0.02)		$(0.25)	$(0.27)	$11.28	(2.37)%	$3,629	1.69%	1.34%	1.50%
C	11.79	0.09	(0.44)	(0.35)	–		(0.25)	(0.25)	11.19	(3.10)	859	2.37	2.02	0.74
I	11.84	0.22	(0.45)	(0.23)	(0.04)		(0.25)	(0.29)	11.32	(2.07)	621	1.34	1.00	1.85
R3	11.81	0.15	(0.45)	(0.30)	–		(0.25)	(0.25)	11.26	(2.67)	597	2.05	1.60	1.22
R4	11.82	0.18	(0.45)	(0.27)	(0.01)		(0.25)	(0.26)	11.29	(2.34)	577	1.74	1.30	1.52
R5	11.84	0.22	(0.46)	(0.24)	(0.03)		(0.25)	(0.28)	11.32	(2.09)	580	1.44	1.00	1.82
Y	11.84	0.20	(0.41)	(0.21)	(0.04)		(0.25)	(0.29)	11.34	(1.90)	130,450	1.10	0.76	1.70

See Portfolio Turnover information on the next page.

27

The Hartford International Value Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

From May 28, 2010 (commencement of operations), through October 31, 2010 (G)
A(H)	$10.00	$0.02	$1.80	$1.82	$–	$–	$–	$11.82	18.20	%(I)	$1,765	3.05	%(J)	1.27	%(J)	0.50	%(J)
C(H)	10.00	(0.01)	1.80	1.79	–	–	–	11.79	17.90	(I)	695	3.76	(J)	1.98	(J)	(0.28	)(J)
I(H)	10.00	0.03	1.81	1.84	–	–	–	11.84	18.40	(I)	601	2.75	(J)	0.97	(J)	0.67	(J)
R3(H)	10.00	–	1.81	1.81	–	–	–	11.81	18.10	(I)	609	3.45	(J)	1.62	(J)	0.02	(J)
R4(H)	10.00	0.01	1.81	1.82	–	–	–	11.82	18.20	(I)	591	3.15	(J)	1.32	(J)	0.33	(J)
R5(H)	10.00	0.03	1.81	1.84	–	–	–	11.84	18.40	(I)	592	2.85	(J)	1.02	(J)	0.63	(J)
Y(H)	10.00	0.03	1.81	1.84	–	–	–	11.84	18.40	(I)	1,777	2.75	(J)	0.97	(J)	0.68	(J)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Included in this amount are tax distributions from capital of ($0.10).
(E)	Included in this amount are tax distributions from capital of ($0.09).
(F)	Included in this amount are tax distributions from capital of ($0.11).
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(H)	Commenced operations on May 28, 2010.
(I)	Not annualized.
(J)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	31%
For the Year Ended October 31, 2013	253
For the Year Ended October 31, 2012	137
For the Year Ended October 31, 2011	112
From May 28, 2010 (commencement of operations) through October 31, 2010	47	(A)

(A)	Not annualized.

28

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota December 18, 2014

29

The Hartford International Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

30

The Hartford International Value Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

31

The Hartford International Value Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

The Hartford International Value Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

33

The Hartford International Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$938.00	$6.58	$1,000.00	$1,018.42	$6.85	1.35%	184	365
Class C	$1,000.00	$934.00	$9.93	$1,000.00	$1,014.94	$10.34	2.04	184	365
Class I	$1,000.00	$939.10	$4.94	$1,000.00	$1,020.11	$5.15	1.01	184	365
Class R3	$1,000.00	$936.00	$7.80	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class R4	$1,000.00	$938.20	$6.35	$1,000.00	$1,018.65	$6.61	1.30	184	365
Class R5	$1,000.00	$939.10	$4.89	$1,000.00	$1,020.17	$5.09	1.00	184	365
Class Y	$1,000.00	$939.50	$4.49	$1,000.00	$1,020.57	$4.68	0.92	184	365

34

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Value Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

35

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods. The Board further noted recent changes to the Fund’s portfolio management team and principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

36

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

37

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

The Hartford International Value Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Small/Mid-Cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

39

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-IV14 12/14 113990-3 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD LONG/SHORT GLOBAL EQUITY FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

Hartford Long/Short Global Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Long/Short Global Equity Fund inception 08/29/2014
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide long-term capital appreciation

Performance Overview 8/29/14 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/14)

Since Inception▲
Long/Short Global Equity A#	-3.80%
Long/Short Global Equity A##	-9.09%
Long/Short Global Equity C#	-3.90%
Long/Short Global Equity C##	-4.86%
Long/Short Global Equity I#	-3.80%
Long/Short Global Equity Y#	-3.80%
Hedge Fund Research, Inc. Equity Hedge Index	-0.26%
MSCI All Country World Index	-2.50%

▲	Inception: 08/29/2014. Cumulative returns not annualized.
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Hedge Fund Research, Inc. Equity Hedge Index is an unmanaged index of accounts that maintain positions both long and short in primarily equity and equity derivative securities.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Long/Short Global Equity Fund

Manager Discussion

October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Long/Short Global Equity Class A	3.25%	3.30%
Long/Short Global Equity Class C	4.00%	4.05%
Long/Short Global Equity Class I	3.00%	3.05%
Long/Short Global Equity Class Y	2.85%	2.87%

*	As shown in the Fund's most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Kenneth L. Abrams	Donald S. Tunnell, CFA
Senior Vice President and Equity Portfolio Manager	Vice President, Co-Director, Quantitative Investments and Portfolio Manager

How did the Fund perform?

The Class A shares of the Hartford Long/Short Global Equity Fund returned -3.80%, before sales charge, for the period August 29, 2014 (commencement of operations) through October 31, 2014, underperforming the MSCI All Country World Index, which returned -2.50% for the same period. The Fund also underperformed the -1.26% average return of the Lipper Alternative Long Short Global Equity funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose during the twelve-month period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. Despite these positives, many market participants found ample reason to reassess their risk appetites (i.e. reduce risks), given the strong performance in recent years. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

Eight of the ten sectors in the MSCI All Country World Index rose during the twelve-month period. Healthcare (+24%), Information Technology (+21%), and Utilities (+14%) rose the most while returns in Materials (-3%), Energy (-1%), and Consumer Discretionary (+4%) lagged most on a relative basis.

We seek to deliver a portfolio with a target gross long exposure of 110%-130% of the Fund’s net assets and gross short exposure of 50% of the Fund’s gross long exposure resulting in net exposure to the market of roughly 60%. The Fund invests primarily in the small capitalization companies with market capitalization within the collective range of the MSCI All Country World Small Cap Index, which can create a headwind or tailwind (situations where growth is more difficult or easier) when small-caps underperform or outperform the MSCI All Country World Index, respectively. There are two main drivers of Fund performance: whether stocks in the long portion of the Fund outperform the market and whether stocks in the short portion of the Fund underperform the market.

Since the Fund’s inception through October 31, 2014, the MSCI All Country World Index returned -2.50%. Hartford Long/Short Global Equity Fund had a negative absolute return and underperformed the MSCI All Country World Index during the period. Global equity markets declined led by small-cap stocks which created a headwind for the Fund. The combination of negative market returns and weak stock selection in the long and short portions of the Fund drove performance.

In the long portion of the Fund, on an absolute basis, performance was weakest within Financials, Consumer Discretionary, and Energy sectors. On a country basis, absolute performance was weakest within the United States followed by Japan and Spain. Abengoa (Industrials) and New Britain Palm Oil (Consumer Staples) were the top absolute detractor and contributor, respectively, to the long portfolio. Abengoa, a company domiciled in Spain that applies technology solutions for sustainable development in the energy and

3

Hartford Long/Short Global Equity Fund

Manager Discussion – (continued)

October 31, 2014 (Unaudited)

environment sectors, saw shares fall following the announcement that the company had signed a €1.4B revolving loan in order to lower its cost of financing and extend its maturity profile. New Britain Palm Oil, a Papua New Guinean palm oil producer, saw shares rise on news of an acquisition offer from Sime Darby for $1.7B.

The short portion of the Fund provided a partial hedge to performance in a downward trending market environment and contributed to performance on an absolute basis. Short positions contributed most directly to absolute returns in the Energy, Financials, and Materials sectors; however, this was partially offset by positions in Healthcare, which detracted. On a country basis, short positions in the United Kingdom, Japan, and Italy contributed to absolute returns while China and the United States detracted.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The global economy continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We endeavor to maintain balanced positioning regardless of market environment. On the long side, our bottom-up process is driven by fundamental research at the company level and supported by our top down quantitative and macro analytic tools. On the short side, we utilize quantitative model and optimization processes to build a short portfolio of securities that we believe are more likely to underperform the benchmark over time, while maintaining the intended profile of the Fund.

At the end of the period, our largest sector exposures on a net basis were to Financials, Materials, and Information Technology, while Consumer Staples, Telecommunication Services, and Utilities were the smallest. On a regional basis emerging markets and North America represented the largest net region exposures. Net equity exposure was roughly in line with our target at 61%.

4

Hartford Long/Short Global Equity Fund

Manager Discussion – (continued)

October 31, 2014 (Unaudited)

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Long Positions
Equity Securities
Consumer Discretionary	16.5%
Consumer Staples	3.8
Energy	5.9
Financials	30.8
Health Care	12.1
Industrials	17.2
Information Technology	16.5
Materials	11.8
Services	2.3
Utilities	3.5
Total	120.4%
Short-Term Investments	0.1
Securities Sold Short
Equity Securities
Consumer Discretionary	(8.2)%
Consumer Staples	(4.1)
Energy	(2.2)
Financials	(11.5)
Health Care	(5.2)
Industrials	(10.8)
Information Technology	(10.9)
Materials	(4.7)
Services	(0.8)
Utilities	(1.2)
Total	(59.6)%
Other Assets and Liabilities	39.1
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Diversification by Country - Long Positions

as of October 31, 2014

Country	Percentage of Net Assets
Argentina	0.5%
Australia	2.3
Brazil	2.0
Canada	5.3
China	3.5
Germany	4.4
Greece	0.9
Hong Kong	0.5
Ireland	3.0
Israel	0.9
Italy	1.2
Japan	9.9
Mexico	1.9
Netherlands	2.7
Norway	1.2
Poland	0.6
South Africa	0.7
South Korea	1.2
Spain	2.1
Taiwan	1.1
Turkey	0.6
United Kingdom	5.8
United States	68.1
Short-Term Investments	0.1
Total Long Positions	120.5
Short Positions	(59.6)
Other Assets and Liabilities	39.1
Total	100.0%

Diversification by Country - Securities Sold Short

as of October 31, 2014

Country	Percentage of Net Assets
Australia	1.8%
Canada	0.8
China	1.8
Denmark	0.9
Finland	0.4
France	0.6
Germany	1.1
Hong Kong	3.4
Hungary	0.6
Italy	2.1
Japan	7.0
Mexico	1.2
South Africa	1.5
Sweden	0.5
Switzerland	0.4
United Kingdom	4.3
United States	31.2
Total	59.6%

5

Hartford Long/Short Global Equity Fund

Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Long Positions - 120.5%
Common Stocks - 114.1%
	Automobiles and Components - 2.3%
10	Keihin Corp.	$129
2	Tenneco Automotive, Inc. ●	105
8	Toyoda Gosei Co., Ltd.	148
		382
	Banks - 7.3%
32	77 Bank Ltd.	179
276	Banca Popolare di Milano Scarl ●	208
20	Banco ABC Brasil S.A.	111
7	DGB Financial Group, Inc.	98
5	Grupo Financiero Galicia S.A.	76
3	Home Capital Group, Inc.	158
197	Liberbank S.A. ●	168
5	Wintrust Financial Corp.	210
		1,208
	Capital Goods - 8.7%
41	Abengoa S.A. ●	173
3	Canadian Solar, Inc. ●	91
2	Esterline Technologies Corp. ●	251
16	Kloeckner & Co. SE ●	183
15	Meritor, Inc. ●	178
6	Orbital Sciences Corp. ●	165
2	Teledyne Technologies, Inc. ●	247
2	Wabco Holdings, Inc. ●	148
		1,436
	Consumer Durables and Apparel - 2.2%
4	Arctic Cat, Inc.	145
172	Truly International Holdings	87
7	Tumi Holdings, Inc. ●	141
		373
	Consumer Services - 3.4%
5	Brinker International, Inc.	252
3	Cheesecake Factory, Inc.	156
12	Opap S.A.	149
		557
	Diversified Financials - 6.2%
11	American Capital Ltd. ●	156
10	Investment Technology Group, Inc. ●	172
4	Legg Mason, Inc.	203
31	Mitsubishi UFJ Lease & Finance Co., Ltd.	161
3	Nelnet, Inc.	148
1	Virtus Investment Partners, Inc.	181
		1,021
	Energy - 5.9%
4	Carrizo Oil & Gas, Inc. ●	205
339	China Suntien Green Energy	90
5	Newfield Exploration Co. ●	171
13	Painted Pony Petroleum Ltd. ●	123
10	Patterson-UTI Energy, Inc.	228
4	Western Refining, Inc.	168
		985
	Food, Beverage and Tobacco - 3.1%
69	Greencore Group plc	290
23	Minerva S.A. ●	119
14	Ulker Biskuvi Sanayi AS ●	106
		515
	Health Care Equipment and Services - 8.6%
2	athenahealth, Inc. ●	194
10	Kindred Healthcare, Inc.	223
5	LifePoint Hospitals, Inc. ●	316
4	Molina Healthcare, Inc. ●	213
38	Netcare Ltd. ●	115
3	Suzuken Co., Ltd.	91
9	Synergy Health plc ●	278
		1,430
	Household and Personal Products - 0.7%
15	Hypermarcas S.A. ●	108

	Insurance - 4.4%
4	Assurant, Inc.	248
33	Catlin Group Ltd.	281
40	Storebrand ASA ●	204
		733
	Materials - 11.8%
9	Constellium N.V. ●	191
27	Graphic Packaging Holding Co. ●	329
6	KapStone Paper & Packaging Corp. ●	187
4	Methanex Corp. ADR	228
2	Minerals Technologies, Inc.	171
3	Reliance Steel & Aluminum	196
10	Smurfit Kappa Group plc	214
8	Tokyo Ohka Kogyo Co., Ltd.	217
2	Wacker Chemie AG	248
		1,981
	Media - 2.2%
11	Quebecor, Inc.	277
20	TVN S.A.	92
		369
	Pharmaceuticals, Biotechnology and Life Sciences - 3.5%
9	BioCryst Pharmaceuticals, Inc. ●	100
4	Charles River Laboratories International, Inc. ●	226
3	Seattle Genetics, Inc. ●	118
4	WuXi PharmaTech Cayman, Inc. ●	135
		579
	Real Estate - 6.6%
21	Big Yellow Group REIT	182
4	Equity Lifestyle Properties, Inc. REIT	210
16	Gagfah S.A. ●	296
25	MFA Mortgage Investments, Inc. REIT	210
9	Starwood Property Trust, Inc. REIT	200
		1,098
	Retailing - 6.4%
72	Dick Smith Holdings Ltd.	139
601	GOME Electrical Appliances Holdings Ltd.	95
7	Haverty Furniture Cos., Inc.	151
1	Hyundai Home Shopping Network Corp.	99
6	K's Holdings Corp.	160
6	Urban Outfitters, Inc. ●	195
12	WH Smith plc	215
		1,054
	Semiconductors and Semiconductor Equipment - 6.3%
57	Elan Microelectronics Corp.	91
3	First Solar, Inc. ●	159
113	King Yuan Electronics Co., Ltd.	90
26	Lattice Semiconductor Corp. ●	177
6	Microsemi Corp. ●	160
28	ON Semiconductor Corp. ●	236

The accompanying notes are an integral part of these financial statements.

6

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Long Positions - 120.5% - (continued)
Common Stocks - 114.1% - (continued)
	Semiconductors and Semiconductor Equipment - 6.3% - (continued)
4	SunPower Corp. ●		$131
			1,044
	Software and Services - 7.9%
10	Cadence Design Systems, Inc. ●		177
14	Convergys Corp.		274
5	Heartland Payment Systems, Inc.		257
3	IAC/InterActiveCorp.		177
5	Perfect World Co., Ltd. ADR		98
4	PTC, Inc. ●		147
7	Sumisho Computer Systems Corp.		177
			1,307
	Technology Hardware and Equipment - 2.3%
7	Arris Group, Inc. ●		222
1	Hollysys Automation Technology ●		25
39	Sonus Networks, Inc. ●		135
			382
	Telecommunication Services - 2.3%
88	Bezeq Israeli Telecommunication Corp., Ltd.		151
65	Vonage Holdings Corp. ●		228
			379
	Transportation - 8.5%
33	Grupo Aeroportuario del Centro Norte		162
16	JetBlue Airways Corp. ●		182
55	OHL Mexico S.A.B. de C.V. ●		153
60	PostNL ●		256
167	Qantas Airways Ltd. ●		249
20	Seino Holdings Corp.		157
10	Swift Transportation Co. ●		248
			1,407
	Utilities - 3.5%
5	El Paso Electric Co.		207
122	Guangdong Investment Ltd.		160
18	Tohoku Electric Power Co., Inc.		222
			589
	Total Common Stocks
	( Cost $19,857)		$18,937

Exchange Traded Funds - 6.3%
	Other Investment Pools and Funds - 6.3%
5	iShares MSCI EAFE ETF		$304
3	iShares Russell 2000		310
19	WisdomTree India Earnings		435

	Total Exchange Traded Funds
	(Cost $1,009)		$1,049

	Total Long-Term Investments
	(Cost $20,866)		$19,986

Short-Term Investments - 0.1%
	Other Investment Pools and Funds - 0.1%
10	JP Morgan U.S. Government Money Market Fund		$10

	Total Short-Term Investments
	(Cost $10)		$10

	Total Long Positions
	(Cost $20,876) ▲	120.5%	$19,996
	Total Securities Sold Short
	(Proceeds $10,317) ▲	(59.6)%	(9,896)
	Other Assets and Liabilities	39.1%	6,492
	Total Net Assets	100.0%	$16,592

Securities Sold Short - 59.6%
Common Stocks - 59.6%
	Automobiles and Components - 1.6%
128	Avichina Industry & Technology	$97
2	Nokian Rendaat Oyj	66
160	Xinyi Glass Holdings Co., Ltd.	95
		258
	Banks - 2.9%
640	Banca Carige S.p.A. ●	54
3	Banco Popolare Societa Cooperativa ●	51
3	Ocwen Financial Corp. ●	65
6	OTP Bank plc ●	99
5	Suruga Bank Ltd.	110
2	Westamerica Bancorporation	101
		480
	Capital Goods - 7.1%
2	Clarcor, Inc.	109
3	DigitalGlobe, Inc. ●	97
55	Empresas ICA S.A.B. de C.V. ●	97
33	Furukawa Co., Ltd. ●	66
13	Iseki & Co., Ltd. ●	31
19	Kumagai Gumi Co., Ltd. ●	70
3	MasTec, Inc. ●	95
35	Melco International Development Ltd.	95
2	Monotaro Co.	40
2	Power Solutions International, Inc. ●	99
2	Spirax-Sarco Engineering plc	95
35	Sumitomo Mitsui Construction C ●	42
1	TAL International Group, Inc.	59
4	USG Corp. ●	94
2	Vossloh AG	88
		1,177
	Commercial and Professional Services - 1.3%
2	Advisory (The) Board Co. ●	109
13	ALS Ltd.	66
5	Moshi Moshi Hotline, Inc.	46
		221
	Consumer Durables and Apparel - 1.0%
7	TRI Pointe Homes, Inc. ●	94
3	William Lyon Homes ●	67
		161
	Consumer Services - 2.0%
1	Ascent Capital Group, Inc. ●	67
3	Boyd Gaming Corp. ●	37
4	Pinnacle Entertainment, Inc. ●	108

The accompanying notes are an integral part of these financial statements.

7

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Securities Sold Short - 59.6% - (continued)
Common Stocks - 59.6% - (continued)
	Consumer Services - 2.0% - (continued)
10	Scientific Games Corp. Class A ●	$120
		332
	Diversified Financials - 6.5%
4	AEON Financial Service Co., Ltd.	92
2	Azimut Holding S.p.A.	46
4	Banca Generali S.p.A.	99
10	Coronation Fund Managers Ltd. ●	87
3	Federated Investors, Inc.	105
28	FlexiGroup Ltd./Australia	88
6	FXCM, Inc.	103
2	Greenhill & Co., Inc.	91
2	MarketAxess Holdings, Inc.	112
32	Monex Group, Inc.	82
4	PHH Corp. ●	102
15	Tullett Prebon plc	68
		1,075
	Energy - 2.2%
1	AltaGas Ltd.	58
4	Energy XXI (Bermuda) Ltd.	32
5	Lundin Petroleum Ab ●	78
27	Ophilr Energy plc ●	79
3	Sanchez Energy Corp. ●	54
9	Triangle Petroleum Corp. ●	66
		367
	Food and Staples Retailing - 1.2%
45	Booker Group plc	102
1	PriceSmart, Inc.	98
		200
	Food, Beverage and Tobacco - 2.9%
3	B&G Foods, Inc. Class A	99
3	Calbee, Inc.	102
2	Post Holdings, Inc. ●	71
4	Snyders-Lance, Inc.	111
113	Uni-President China Holdings	104
		487
	Health Care Equipment and Services - 5.2%
2	Asahi Intecc Co., Ltd.	101
3	Cardiovascular Systems, Inc. ●	80
2	Dexcom, Inc. ●	105
—	Heartware International, Inc. ●	31
1	Medidata Solutions, Inc. ●	39
3	NxStage Medical, Inc. ●	47
100	Shandong Weigao Group Medical Polymer Co., Ltd.	101
3	Spectranetics Corp. ●	101
3	Tornier N.V. ●	74
1	William Demant Holding ●	65
5	Zeltiq Aesthetics, Inc. ●	124
		868
	Insurance - 2.1%
3	Brown & Brown, Inc.	101
6	Jardine Lloyd Thompson Group plc	92
7	Mediolanum S.p.A.	46
2	Mercury General Corp.	102
		341
	Materials - 4.7%
1	Balchem Corp.	73
4	Daio Paper Corp. ●	34
7	Essentra plc	79
2	H.B. Fuller Co.	67
12	Iluka Resources Ltd.	78
8	Impala Platinum Holdings Ltd. ●	61
7	Louisiana-Pacific Corp. ●	105
2	LSB Industries, Inc. ●	62
25	Nampak Ltd. ●	103
43	Nine Dragons Paper Holdings	33
24	UACJ Corp.	88
		783
	Retailing - 3.6%
1	ASOS plc ●	34
2	Don Quijote Holdings Co., Ltd.	112
15	Groupon, Inc. ●	112
3	HomeAway, Inc. ●	109
113	Intime Retail Group Co., Ltd.	98
18	Ocado Group plc ●	72
3	Yoox S.p.A. ●	54
		591
	Semiconductors and Semiconductor Equipment - 0.9%
12	Applied Micro Circuits Corp. ●	77
3	Ultratech Stepper, Inc. ●	67
		144
	Software and Services - 7.4%
3	Cornerstone OnDemand, Inc. ●	100
2	DealerTrack Technologies, Inc. ●	110
3	GMO Payment Gateway, Inc.	71
2	Guidewire Software, Inc. ●	115
2	Interactive Intelligence Group ●	115
9	Iress Market Technology Ltd.	74
4	Marketo, Inc. ●	114
5	RealPage, Inc. ●	90
5	RetailMeNot, Inc. ●	114
1	SPS Commerce, Inc. ●	37
2	Synchronoss Technologies, Inc. ●	85
3	Wirecard AG	97
3	Xoom Corp. ●	44
1	Yelp, Inc. ●	72
		1,238
	Technology Hardware and Equipment - 2.6%
5	Avigilon Corp. ●	75
102	Digital China Holdings Ltd.	95
5	Finisar Corp. ●	85
3	Topcon Corp.	68
2	ViaSat, Inc. ●	109
		432
	Telecommunication Services - 0.8%
6	8x8, Inc. ●	48
4	Telecom Plus plc	93
		141
	Transportation - 2.4%
3	D/S Norden A/S	83
8	Grupo Aeroportuario del Sureste S.A.B. de C.V.	106
82	Pacific Basin Ship	39
—	Panalpina Welttransport Holding AG	63
3	XPO Logistics, Inc. ●	104
		395

The accompanying notes are an integral part of these financial statements.

8

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Securities Sold Short - 59.6% - (continued)
Common Stocks - 59.6% - (continued)
	Utilities - 1.2%
148	Beijing Enterprises Water Group Ltd.		$106
2	Rubis SCA ●		99
			205
	Total Common Stocks
	(Proceeds $10,317)		$9,896

	Total Securities Sold Short
	(Proceeds $10,317)	59.6%	$9,896

The accompanying notes are an integral part of these financial statements.

9

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $10,582, net of short proceeds of $10,320, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,235
Unrealized Depreciation	(1,717)
Net Unrealized Depreciation	$(482)

●	Non-income producing.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
JPY	Sell	11/06/2014	DEUT	$29	$29	$–	$–
JPY	Sell	11/04/2014	SSG	10	9	1	–
Total						$1	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
JPY	Japanese Yen

Index Abbreviations:
EAFE	Europe, Australasia and Far East

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$382	$105	$277	$–
Banks	1,208	555	653	–
Capital Goods	1,436	1,080	356	–
Consumer Durables and Apparel	373	286	87	–
Consumer Services	557	408	149	–
Diversified Financials	1,021	860	161	–
Energy	985	895	90	–
Food, Beverage and Tobacco	515	119	396	–
Health Care Equipment and Services	1,430	946	484	–
Household and Personal Products	108	108	–	–
Insurance	733	248	485	–
Materials	1,981	1,302	679	–
Media	369	369	–	–
Pharmaceuticals, Biotechnology and Life Sciences	579	579	–	–
Real Estate	1,098	620	478	–
Retailing	1,054	346	708	–
Semiconductors and Semiconductor Equipment	1,044	863	181	–
Software and Services	1,307	1,130	177	–
Technology Hardware and Equipment	382	382	–	–
Telecommunication Services	379	228	151	–
Transportation	1,407	745	662	–
Utilities	589	207	382	–
Total	18,937	12,381	6,556	–
Exchange Traded Funds	1,049	1,049	–	–
Short-Term Investments	10	10	–	–
Total	$19,996	$13,440	$6,556	$–
Foreign Currency Contracts*	$1	$–	$1	$–
Total	$1	$–	$1	$–
Liabilities:
Securities Sold Short
Automobiles and Components	$258	$–	$258	$–
Banks	480	166	314	–
Capital Goods	1,177	650	527	–
Commercial and Professional Services	221	109	112	–
Consumer Durables and Apparel	161	161	–	–
Consumer Services	332	332	–	–
Diversified Financials	1,075	513	562	–
Energy	367	152	215	–
Food and Staples Retailing	200	98	102	–
Food, Beverage and Tobacco	487	281	206	–
Health Care Equipment and Services	868	601	267	–
Insurance	341	295	46	–
Materials	783	307	476	–
Retailing	591	221	370	–
Semiconductors and Semiconductor Equipment	144	144	–	–
Software and Services	1,238	996	242	–
Technology Hardware and Equipment	432	194	238	–
Telecommunication Services	141	48	93	–
Transportation	395	210	185	–
Utilities	205	–	205	–
Total	$9,896	$5,478	$4,418	$–

♦	For the period August 29, 2014 (commencement of operations) through October 31, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

11

Hartford Long/Short Global Equity Fund

Statement of Assets and Liabilities

October 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $20,876)	$19,996
Cash	6,550
Unrealized appreciation on foreign currency contracts	1
Receivables:
Investment securities sold	231
Fund shares sold	1
Dividends and interest	16
Other assets	58
Total assets	26,853
Liabilities:
Bank overdraft — foreign cash	5
Securities sold short, at market value (proceeds $10,317)	9,896
Payables:
Investment securities purchased	335
Investment management fees	4
Distribution fees	1
Dividends on securities sold short	9
Accrued expenses	11
Total liabilities	10,261
Net assets	$16,592
Summary of Net Assets:
Capital stock and paid-in-capital	$17,246
Net investment loss	(22)
Accumulated net realized loss	(173)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(459)
Net assets	$16,592

Shares authorized	300,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.62/$10.18
Shares outstanding	403
Net assets	$3,871
Class C: Net asset value per share	$9.61
Shares outstanding	209
Net assets	$2,004
Class I: Net asset value per share	$9.62
Shares outstanding	414
Net assets	$3,984
Class Y: Net asset value per share	$9.62
Shares outstanding	700
Net assets	$6,733

The accompanying notes are an integral part of these financial statements.

12

Hartford Long/Short Global Equity Fund

Statement of Operations

For the Period August 29, 2014 (commencement of operations) through October 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$58
Interest	—
Less: Foreign tax withheld	(5)
Total investment income	53

Expenses:
Investment management fees	37
Transfer agent fees
Class A	—
Class C	—
Class I	—
Class Y	—
Distribution fees
Class A	2
Class C	3
Custodian fees	—
Accounting services fees	1
Registration and filing fees	5
Board of Directors' fees	—
Dividend and interest expense on securities sold short	20
Audit fees	5
Short position fees	10
Other expenses	3
Total expenses (before waivers)	86
Expense waivers	(12)
Total waivers	(12)
Total expenses, net	74
Net Investment Loss	(21)
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments	(177)
Net realized gain on securities sold short	4
Net realized loss on foreign currency contracts	(16)
Net realized gain on other foreign currency transactions	15
Net Realized Loss on Investments and Foreign Currency Transactions	(174)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(880)
Net unrealized appreciation of securities sold short	421
Net unrealized appreciation of foreign currency contracts	1
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(459)
Net Loss on Investments and Foreign Currency Transactions	(633)
Net Decrease in Net Assets Resulting from Operations	$(654)

The accompanying notes are an integral part of these financial statements.

13

Hartford Long/Short Global Equity Fund

Statement of Changes in Net Assets

(000’s Omitted)

For the Period August 29, 2014* through October 31, 2014
Operations:
Net investment loss	$(21)
Net realized loss on investments and foreign currency transactions	(174)
Net unrealized depreciation of investments and foreign currency transactions	(459)
Net Decrease in Net Assets Resulting from Operations	(654)
Capital Share Transactions:
Class A	4,026
Class C	2,085
Class I	4,135
Class Y	7,000
Net increase from capital share transactions	17,246
Net Increase in Net Assets	16,592
Net Assets:
Beginning of period	—
End of period	$16,592
Undistributed (distributions in excess of) net investment income	$(22)

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

14

Hartford Long/Short Global Equity Fund

Notes to Financial Statements

October 31, 2014

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for Hartford Long/Short Global Equity Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated

15

Hartford Long/Short Global Equity Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit

16

Hartford Long/Short Global Equity Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

17

Hartford Long/Short Global Equity Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of October 31, 2014.

Securities Sold Short – As part of its principal investment strategy, the Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends that accrue while the security is on loan. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in executing short sales. The amount of any gain for the Fund resulting from a short sale will be decreased, and the amount of any loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Investments held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

18

Hartford Long/Short Global Equity Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period August 29, 2014 (commencement of operations) through October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the period August 29, 2014 (commencement of operations) through October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(16)	$—	$—	$—	$—	$(16)
Total	$—	$(16)	$—	$—	$—	$—	$(16)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The derivatives held by the Fund as of October 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive

19

Hartford Long/Short Global Equity Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2014, are as follows:

Amount
Accumulated Capital and Other Losses*	$(173)
Unrealized Depreciation†	(481)
Total Accumulated Deficit	$(654)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(1)
Accumulated Net Realized Gain (Loss)	1

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010 funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

20

Hartford Long/Short Global Equity Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$160
Total	$160

As of October 31, 2014, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$13

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $1 billion	1.400%
On next $1 billion	1.390%
Over $2 billion	1.380%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

21

Hartford Long/Short Global Equity Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses, through February 29, 2016 as follows:

Class A	Class C	Class I	Class Y
1.90%	2.65%	1.65%	1.50%

Distribution and Service Plan for Class A and C Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the period August 29, 2014 (commencement of operations) through October 31, 2014, HFD received front-end load sales charges of zero and contingent deferred sales charges of zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period August 29, 2014 (commencement of operations) through October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. No amount was allocated to the Fund. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class A	99%	23%
Class C	96	12
Class I	48	12
Class Y	100	41

22

Hartford Long/Short Global Equity Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Investment Transactions:

For the period August 29, 2014 (commencement of operations) through October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$24,458	$—	$24,458
Sales Proceeds	3,415	—	3,415

Capital Share Transactions:

The following information is for the period August 29, 2014 (commencement of operations) through October 31, 2014:

	For the Period Ended October 31, 2014
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	403	—	—	403
Amount	$4,026	$—	$—	$4,026
Class C
Shares	209	—	—	209
Amount	$2,085	$—	$—	$2,085
Class I
Shares	414	—	—	414
Amount	$4,135	$—	$—	$4,135
Class Y
Shares	700	—	—	700
Amount	$7,000	$—	$—	$7,000
Total
Shares	1,726	—	—	1,726
Amount	$17,246	$—	$—	$17,246

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

23

Hartford Long/Short Global Equity Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

24

Hartford Long/Short Global Equity Fund

Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

From August 29, 2014 (commencement of operations), through October 31, 2014
A(D)	$10.00	$(0.01)	$(0.37)	$(0.38)	$–	$–	$–	$9.62	(3.80	)%(E)	$3,871	3.32	%(F)	2.86	%(F),(G)	(0.84	)%(F)
C(D)	10.00	(0.03)	(0.36)	(0.39)	–	–	–	9.61	(3.90	)(E)	2,004	4.07	(F)	3.61	(F),(G)	(1.60	)(F)
I(D)	10.00	(0.01)	(0.37)	(0.38)	–	–	–	9.62	(3.80	)(E)	3,984	3.08	(F)	2.62	(F),(G)	(0.73	)(F)
Y(D)	10.00	(0.01)	(0.37)	(0.38)	–	–	–	9.62	(3.80	)(E)	6,733	3.08	(F)	2.62	(F),(G)	(0.59	)(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Commenced operations on August 29, 2014.
(E)	Not annualized.
(F)	Annualized.
(G)	Excluding the expenses not subject to cap, the ratio would have been 1.74%, 2.49%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.

Portfolio Turnover Rate for All Share Classes
From August 29, 2014 (commencement of operations) through October 31, 2014	32	%(A)

(A)	Not annualized.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Long/Short Global Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from August 29, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Long/Short Global Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 29, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

26

Hartford Long/Short Global Equity Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

27

Hartford Long/Short Global Equity Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

28

Hartford Long/Short Global Equity Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford Long/Short Global Equity Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

30

Hartford Long/Short Global Equity Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of August 29, 2014 (commencement of operations) through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 63/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value August 29, 2014	Ending Account Value October 31, 2014	Expenses paid during the period August 29, 2014 through October 31, 2014	Beginning Account Value August 29, 2014	Ending Account Value October 31, 2014	Expenses paid during the period August 29, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A*	$1,000.00	$962.00	$4.84	$1,000.00	$1,003.69	$4.95	2.86%	63	365
Class C*	$1,000.00	$961.00	$6.11	$1,000.00	$1,002.40	$6.24	3.61	63	365
Class I*	$1,000.00	$962.00	$4.40	$1,000.00	$1,004.14	$4.50	2.60	63	365
Class Y*	$1,000.00	$962.00	$4.43	$1,000.00	$1,004.11	$4.53	2.62	63	365

*	Commenced operations on August 29, 2014.

31

Hartford Long/Short Global Equity Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on May 6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment management agreement for Hartford Long/Short Global Equity Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and an investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered the Advisers’ organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength and the Board’s past experience with the Advisers with respect to the services they provide to other Hartford Funds.

With respect to HFMC, the Board noted that, under the Agreements, HFMC would be responsible for the management of the Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HFMC would oversee compliance with the Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which would provide certain day-to-day portfolio management services for the Fund, the Investment Committee met with members of the proposed portfolio management team. The Board considered the Sub-adviser’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HFMC that the written compliance policies and procedures of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford Funds’ compliance program as a result of the addition of the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-adviser.

32

Hartford Long/Short Global Equity Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, composite performance data showing the portfolio management team’s capabilities in managing an investment strategy that is similar to the strategy to be used in managing the Fund, as well as the performance of a hypothetical model portfolio. HFMC and the Sub-adviser also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HFMC’s estimated profitability, the Board considered HFMC’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HFMC would depend on the growth of assets under management. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the expected total expense ratios of the Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses relative to a peer universe of funds derived from information provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data, in conjunction with input from an independent financial services consultant engaged by the Board. The Board considered that HFMC had contractually agreed to limit the expenses for the Fund’s Class A, Class C, Class I, and Class Y shares to 1.90%, 2.65%, 1.65%, and 1.50%, respectively, through February 29, 2016, with such arrangement automatically renewing on an annual basis unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board.

In considering the reasonableness of the Fund’s management and sub-advisory fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were above the Lipper peer group average and median for all asset levels, and that the proposed weighted management fees fell within the 4th quintile for all asset levels. The Board also considered that the Fund’s estimated total expenses, less Rule 12b-1 fees, were below the Lipper peer group average and median and fell within the 3rd quintile.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would reduce fee rates as Fund assets grow over time. The Board considered HFMC’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the highest breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee

33

Hartford Long/Short Global Equity Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HFMC, would receive transfer agency compensation from the Fund.

The Board also considered that Hartford Funds Distributors LLC (“HFD”), an affiliate of HFMC, will serve as principal underwriter of the Fund. As principal underwriter, HFD would receive 12b-1 fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits to the Fund’s future shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

Hartford Long/Short Global Equity Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Short Sales and Leverage Risk: When selling a borrowed security, the Fund will lose money if it must repurchase the security at a higher price than it received for the borrowed security. The potential loss is theoretically unlimited. The Fund’s use of leverage may not be successful, may increase the volatility of the Fund’s returns, and could cause the Fund to underperform.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Small-Cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

35

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

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This Privacy Policy applies to our United States Operations

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This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

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Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-LS14 12/14 116926 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD MIDCAP FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford MidCap Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford MidCap Fund inception 12/31/1997
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term growth of capital.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
MidCap A#	15.57%	17.56%	10.72%
MidCap A##	9.22%	16.23%	10.10%
MidCap B#	14.56%	16.56%	10.02%*
MidCap B##	9.56%	16.34%	10.02%*
MidCap C#	14.81%	16.75%	9.97%
MidCap C##	13.81%	16.75%	9.97%
MidCap I#	15.89%	17.87%	10.90%
MidCap R3#	15.24%	17.24%	10.79%
MidCap R4#	15.55%	17.60%	10.98%
MidCap R5#	15.91%	17.96%	11.16%
MidCap Y#	16.08%	18.09%	11.22%
S&P MidCap 400 Index	11.65%	18.28%	10.50%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
MidCap Class A	1.20%	1.20%
MidCap Class B	2.07%	2.11%
MidCap Class C	1.91%	1.91%
MidCap Class I	0.96%	0.96%
MidCap Class R3	1.48%	1.48%
MidCap Class R4	1.17%	1.17%
MidCap Class R5	0.87%	0.87%
MidCap Class Y	0.77%	0.77%

*	As shown in the Fund’s prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s prospectus dated March 1, 2014. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s prospectus dated March 1, 2014 and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated November 7, 2014, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this annual report is as of October 31, 2014 and does not reflect any changes made to the total annual fund operating expense table in the November 7, 2014 prospectus.  The net expense ratios shown in the November 7, 2014 prospectus are 1.20%, 2.11%, 1.91%, 0.96%, 1.48%, 1.17%, 0.87%, and 0.77% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively, and reflect contractual expense reimbursements in place until February 29, 2016. The gross expense ratios shown in the November 7, 2014 prospectus are 1.20%, 2.11%, 1.91%, 0.96%, 1.48%, 1.17%, 0.87%, and 0.77% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford MidCap Fund returned 15.57%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 11.65% for the same period. The Fund also outperformed the 10.25% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors’ risk appetites in February. The rally continued in May amid renewed signs of life in the housing market and the best payroll gain in more than two years. However, a pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August as investors were emboldened by encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. In September, U.S. equities retreated for just the third month this year. Despite solid manufacturing and consumer confidence readings, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks finished a volatile October at an all-time high on the heels of a positive earnings season and generally solid economic data. Returns also varied noticeably by market-cap, as small-cap stocks (+8%) and mid-cap stocks (+12%) underperformed large-cap stocks (+17%), as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively. Within the S&P MidCap 400 Index, nine of the ten sectors posted positive returns. The Consumer Staples (+34%), Healthcare (+22%) and Utilities (+15%) sectors performed best while Energy (-11%) lagged.

The Fund outperformed its benchmark during the period primarily as a result of strong security selection. Stock selection contributed to relative performance in nine of ten sectors, led by the Healthcare, Consumer Discretionary, and Utilities sectors. Sector allocation, a result of our bottom up stock selection process, detracted modestly during the period due primarily to an overweight to the Energy sector and an underweight to the Consumer Staples sector.

Top contributors to relative performance included Incyte (Healthcare), NXP Semiconductors (Information Technology), and Monster Beverage (Consumer Staples). Incyte is a drug developer company focused on the treatment of cancers, myelofibrosis, and inflammation. Shares moved higher following strong third-quarter

3

The Hartford MidCap Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

results which beat consensus estimates, largely driven by sales of Jakafi, a drug for the treatment of myelofibrosis, a type of bone marrow cancer. Shares of Netherlands-based semiconductor company NXP Semiconductors rose based on a favorable outlook and increasing optimism among investors. Shares of Monster Beverage, a U.S.-based maker of energy drinks, surged after the company announced a long-term strategic partnership with Coca-Cola. As part of the deal, Coca-Cola purchased a 17% stake in Monster. Top absolute contributors for the period included Advanced Auto Parts (Consumer Discretionary) and Alkermes (Healthcare).

Top relative and absolute detractors included Cobalt International Energy (Energy), Genpact (Information Technology), and Jacobs Engineering (Industrials). Shares of Cobalt International Energy, a U.S.-based, oil-focused exploration and production company, underperformed as negative investor sentiment for the subsector dampened the stock price. Uncertainty surrounding the impact of questions from the SEC also weighed on the stock. Shares of Genpact, a business process outsourcing services provider, underperformed after the company lowered revenue guidance due to slower completion of larger deals and lower volumes. Shares of Jacobs Engineering, an engineering and construction firm, declined during the period due to concerns about the energy and mining sectors, which have been soft lately.

Derivatives are not used in a significant manner in this Fund and did not have an impact on performance during the period.

What is the outlook?

We believe the global economic cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We believe the U.S. economy is on track for a self-sustaining expansion and should, due to a steadily improving labor market, experience rising wage inflation and a moderate increase in policy rates next year. At the end of the period, our largest overweights were in the Healthcare, Industrials, and Information Technology sectors, while our largest underweights were Financials, where our research continues to find that real estate investment trusts (REIT) are not attractively valued, as well as Materials, and Utilities, relative to the benchmark.

Diversification by Sector
as of October 31, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.2%
Consumer Staples	2.9
Energy	7.0
Financials	13.4
Health Care	19.1
Industrials	18.5
Information Technology	19.2
Materials	3.1
Utilities	2.2
Total	99.6%
Short-Term Investments	0.4
Other Assets and Liabilities	0.0
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford MidCap Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.6%
	Automobiles and Components - 2.9%
1,822	Allison Transmission Holdings, Inc.	$59,175
1,018	Harley-Davidson, Inc.	66,892
		126,067
	Banks - 3.7%
226	Cullen/Frost Bankers, Inc.	18,234
477	East West Bancorp, Inc.	17,552
858	First Republic Bank	43,697
679	M&T Bank Corp.	82,957
		162,440
	Capital Goods - 7.4%
370	Colfax Corp. ●	20,123
638	IDEX Corp.	47,783
877	Jacobs Engineering Group, Inc. ●	41,601
782	Lennox International, Inc.	69,548
667	MSC Industrial Direct Co., Inc.	54,016
748	PACCAR, Inc.	48,858
423	Pall Corp.	38,653
		320,582
	Commercial and Professional Services - 8.7%
779	Clean Harbors, Inc. ●	38,638
1,301	Equifax, Inc.	98,521
868	Manpowergroup, Inc.	57,929
1,878	Robert Half International, Inc.	102,858
436	Trinet Group, Inc. ●	13,047
1,403	Waste Connections, Inc.	70,029
		381,022
	Consumer Durables and Apparel - 1.7%
59	NVR, Inc. ●	71,978

	Consumer Services - 1.2%
871	Apollo Education Group, Inc. ●	24,970
533	DeVry Education Group, Inc.	25,826
		50,796
	Diversified Financials - 4.0%
627	Invesco Ltd.	25,385
379	Moody’s Corp.	37,641
701	MSCI, Inc.	32,715
566	Northern Trust Corp.	37,508
1,108	SEI Investments Co.	42,836
		176,085
	Energy - 7.0%
80	Cimarex Energy Co.	9,076
1,895	Cobalt International Energy, Inc. ●	22,190
905	Consol Energy, Inc.	33,291
594	Energen Corp.	40,240
377	EQT Corp.	35,410
253	Gulfport Energy Corp. ●	12,718
1,132	Laredo Petroleum, Inc. ●	21,466
421	Memorial Resource Development Corp. ●	11,417
334	Oasis Petroleum, Inc. ●	10,008
1,335	Patterson-UTI Energy, Inc.	30,744
1,044	QEP Resources, Inc.	26,165
285	Range Resources Corp.	19,479
1,070	Superior Energy Services, Inc.	26,912
111	Whiting Petroleum Corp. ●	6,787
		305,903
	Food and Staples Retailing - 0.6%
274	PriceSmart, Inc.	24,383

	Food, Beverage and Tobacco - 2.3%
480	Molson Coors Brewing Co.	35,736
622	Monster Beverage Corp. ●	62,724
		98,460
	Health Care Equipment and Services - 7.4%
1,221	Envision Healthcare Holdings ●	42,667
1,455	IMS Health Holdings, Inc. ●	35,274
487	MEDNAX, Inc. ●	30,394
516	Omnicare, Inc.	34,348
866	Patterson Cos., Inc.	37,315
547	Sirona Dental Systems, Inc. ●	42,983
621	Team Health Holdings ●	38,856
601	Universal Health Services, Inc. Class B	62,348
		324,185
	Insurance - 5.7%
115	Alleghany Corp. ●	51,068
96	Fairfax Financial Holdings Ltd.	43,696
124	Markel Corp. ●	85,930
687	W.R. Berkley Corp.	35,415
52	White Mountains Insurance Group Ltd.	32,705
		248,814
	Materials - 3.1%
599	Packaging Corp. of America	43,151
122	Reliance Steel & Aluminum	8,264
127	Sherwin-Williams Co.	29,226
641	Silgan Holdings, Inc.	31,516
990	Steel Dynamics, Inc.	22,777
		134,934
	Media - 1.0%
689	DreamWorks Animation SKG, Inc. ●	15,350
1,493	Pandora Media, Inc. ●	28,794
		44,144
	Pharmaceuticals, Biotechnology and Life Sciences - 11.7%
1,996	Alkermes plc ●	100,884
393	Alnylam Pharmaceuticals, Inc. ●	36,431
763	Cubist Pharmaceuticals, Inc. ●	55,169
506	Hospira, Inc. ●	27,192
927	Incyte Corp. ●	62,144
1,782	Ironwood Pharmaceuticals, Inc. ●	24,989
125	Jazz Pharmaceuticals plc ●	21,071
549	Medivation, Inc. ●	58,047
82	Mettler-Toledo International, Inc. ●	21,275
447	Salix Pharmaceuticals Ltd. ●	64,362
359	Waters Corp. ●	39,787
		511,351
	Retailing - 7.4%
770	Advance Automotive Parts, Inc.	113,158
1,363	CarMax, Inc. ●	76,225
1,438	HomeAway, Inc. ●	50,171
239	Tiffany & Co.	22,986
681	TripAdvisor, Inc. ●	60,389
		322,929
	Semiconductors and Semiconductor Equipment - 2.4%
328	First Solar, Inc. ●	19,303
986	Maxim Integrated Products, Inc.	28,920
513	NXP Semiconductors N.V. ●	35,243
609	SunPower Corp. ●	19,394
		102,860
	Software and Services - 11.4%
1,161	Akamai Technologies, Inc. ●	69,980

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 99.6% - (continued)
	Software and Services - 11.4% - (continued)
330	Citrix Systems, Inc. ●		$21,220
468	Factset Research Systems, Inc.		61,448
5,057	Genpact Ltd. ●		88,749
621	Solera Holdings, Inc.		32,258
2,718	Vantiv, Inc. ●		84,032
665	VeriSign, Inc. ●		39,748
502	WEX, Inc. ●		56,988
667	Yelp, Inc. ●		40,003
			494,426
	Technology Hardware and Equipment - 5.4%
823	Amphenol Corp. Class A		41,632
216	F5 Networks, Inc. ●		26,606
245	FEI Co.		20,625
2,127	National Instruments Corp.		67,379
718	Nimble Storage, Inc. ●		19,654
2,171	Trimble Navigation Ltd. ●		58,311
			234,207
	Transportation - 2.4%
82	AMERCO, Inc.		22,335
441	Genesee & Wyoming, Inc. Class A ●		42,381
489	J.B. Hunt Transport Services, Inc.		38,979
			103,695
	Utilities - 2.2%
335	Northeast Utilities		16,516
1,590	UGI Corp.		59,929
416	Wisconsin Energy Corp.		20,634
			97,079
	Total Common Stocks
	( Cost $3,240,129)		$4,336,340

	Total Long-Term Investments
	(Cost $3,240,129)		$4,336,340

Short-Term Investments - 0.4%
Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $50, collateralized by U.S. Treasury Note 1.50%, 2019, value of $51)
$50	0.08%, 10/31/2014		$50
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $847, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $863)
847	0.09%, 10/31/2014		847
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $227,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $232)
227	0.08%, 10/31/2014		227
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $771,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $786)
771	0.10%, 10/31/2014		771
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,905, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury Note
	1.63% - 2.13%, 2015 - 2019, value of $2,963)
2,905	0.08%, 10/31/2014		2,905
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $3,339, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$3,406)
3,339	0.09%, 10/31/2014		3,339
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $193, collateralized by U.S. Treasury Note 0.88%, 2017, value of $197)
193	0.13%, 10/31/2014		193
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $284, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $289)
284	0.07%, 10/31/2014		284
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,989, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 1.38%
	- 4.25%, 2015 - 2022, value of $3,049)
2,989	0.08%, 10/31/2014		2,989
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$5,792, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75% -
	2.88%, 2018 - 2019, value of $5,908)
5,792	0.10%, 10/31/2014		5,792
			17,397
	Total Short-Term Investments
	(Cost $17,397)		$17,397

	Total Investments
	(Cost $3,257,526) ▲	100.0%	$4,353,737
	Other Assets and Liabilities	–%	1,352
	Total Net Assets	100.0%	$4,355,089

The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $3,264,236 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,165,136
Unrealized Depreciation	(75,635)
Net Unrealized Appreciation	$1,089,501

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$4,336,340	$4,336,340	$—	$—
Short-Term Investments	17,397	—	17,397	—
Total	$4,353,737	$4,336,340	$17,397	$—

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,257,526)	$4,353,737
Cash	—
Receivables:
Investment securities sold	4,853
Fund shares sold	8,717
Dividends and interest	603
Other assets	112
Total assets	4,368,022
Liabilities:
Payables:
Investment securities purchased	7,731
Fund shares redeemed	3,860
Investment management fees	590
Administrative fees	7
Distribution fees	206
Accrued expenses	539
Total liabilities	12,933
Net assets	$4,355,089
Summary of Net Assets:
Capital stock and paid-in-capital	$2,841,272
Undistributed net investment income	—
Accumulated net realized gain	417,606
Unrealized appreciation of investments	1,096,211
Net assets	$4,355,089

Shares authorized	760,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$27.38/$28.97
Shares outstanding	69,057
Net assets	$1,891,075
Class B: Net asset value per share	$21.65
Shares outstanding	1,360
Net assets	$29,446
Class C: Net asset value per share	$22.18
Shares outstanding	24,537
Net assets	$544,154
Class I: Net asset value per share	$27.78
Shares outstanding	19,826
Net assets	$550,720
Class R3: Net asset value per share	$30.02
Shares outstanding	1,879
Net assets	$56,403
Class R4: Net asset value per share	$30.61
Shares outstanding	3,078
Net assets	$94,232
Class R5: Net asset value per share	$30.96
Shares outstanding	3,564
Net assets	$110,364
Class Y: Net asset value per share	$31.10
Shares outstanding	34,689
Net assets	$1,078,695

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$30,438
Interest	11
Less: Foreign tax withheld	(104)
Total investment income	30,345

Expenses:
Investment management fees	29,404
Administrative services fees
Class R3	105
Class R4	124
Class R5	100
Transfer agent fees
Class A	2,753
Class B	93
Class C	596
Class I	505
Class R3	5
Class R4	3
Class R5	1
Class Y	15
Distribution fees
Class A	4,854
Class B	317
Class C	5,132
Class R3	263
Class R4	206
Custodian fees	20
Accounting services fees	487
Registration and filing fees	240
Board of Directors’ fees	106
Audit fees	37
Other expenses	565
Total expenses (before fees paid indirectly)	45,931
Commission recapture	(56)
Custodian fee offset	—
Total fees paid indirectly	(56)
Total expenses, net	45,875
Net Investment Loss	(15,530)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	446,237
Net realized gain on foreign currency contracts	30
Net realized loss on other foreign currency transactions	(30)
Net Realized Gain on Investments and Foreign Currency Transactions	446,237
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	143,809
Net Changes in Unrealized Appreciation of Investments	143,809
Net Gain on Investments and Foreign Currency Transactions	590,046
Net Increase in Net Assets Resulting from Operations	$574,516

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment loss	$(15,530)	$(4,019)
Net realized gain on investments and foreign currency transactions	446,237	293,194
Net unrealized appreciation of investments	143,809	677,846
Net Increase in Net Assets Resulting from Operations	574,516	967,021
Distributions to Shareholders:
From net investment income
Class A	—	(608)
Class I	—	(578)
Class R4	—	(2)
Class R5	—	(235)
Class Y	—	(2,944)
Total from net investment income	—	(4,367)
From net realized gain on investments
Class A	(143,567)	(96,210)
Class B	(3,118)	(2,311)
Class C	(44,516)	(28,184)
Class I	(21,759)	(13,170)
Class R3	(3,447)	(2,175)
Class R4	(5,330)	(3,216)
Class R5	(6,408)	(3,729)
Class Y	(61,071)	(36,780)
Total from net realized gain on investments	(289,216)	(185,775)
Total distributions	(289,216)	(190,142)
Capital Share Transactions:
Class A	(90,324)	(80,718)
Class B	(5,095)	(4,400)
Class C	44,606	2,588
Class I	244,983	7,819
Class R3	4,719	82
Class R4	9,864	3,947
Class R5	11,117	5,419
Class Y	128,130	45,181
Net increase (decrease) from capital share transactions	348,000	(20,082)
Net Increase in Net Assets	633,300	756,797
Net Assets:
Beginning of period	3,721,789	2,964,992
End of period	$4,355,089	$3,721,789
Undistributed (distributions in excess of) net investment income	$—	$(4,084)

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford MidCap Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund’s prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

12

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when

13

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

14

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2014.

15

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$30	$—	$—	$—	$—	$30
Total	$—	$30	$—	$—	$—	$—	$30

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$35,486	$4,331
Long-Term Capital Gains ‡	253,730	185,811

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

16

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$51,668
Undistributed Long-Term Capital Gain	372,648
Unrealized Appreciation*	1,089,501
Total Accumulated Earnings	$1,513,817

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$19,614
Accumulated Net Realized Gain (Loss)	(19,697)
Capital Stock and Paid-in-Capital	83

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC (“HFMC”) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

17

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	NA

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.15%
Class B	2.05
Class C	1.87
Class I	0.90
Class R3	1.47
Class R4	1.16
Class R5	0.86
Class Y	0.76

18

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $3,571 and contingent deferred sales charges of $38 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $7. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, the Fund’s shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	1%

19

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,420,328	$—	$1,420,328
Sales Proceeds	1,372,547	—	1,372,547

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	7,751	5,886	(16,536)	(2,899)	7,012	4,997	(15,207)	(3,198)
Amount	$203,757	$141,547	$(435,628)	$(90,324)	$157,694	$95,264	$(333,676)	$(80,718)
Class B
Shares	49	159	(440)	(232)	56	145	(421)	(220)
Amount	$1,025	$3,057	$(9,177)	$(5,095)	$1,008	$2,262	$(7,670)	$(4,400)
Class C
Shares	3,285	2,159	(3,187)	2,257	2,564	1,671	(3,953)	282
Amount	$70,122	$42,325	$(67,841)	$44,606	$48,353	$26,598	$(72,363)	$2,588
Class I
Shares	11,260	821	(2,967)	9,114	2,631	643	(2,921)	353
Amount	$303,600	$19,983	$(78,600)	$244,983	$60,544	$12,414	$(65,139)	$7,819
Class R3
Shares	511	130	(468)	173	522	102	(616)	8
Amount	$14,735	$3,410	$(13,426)	$4,719	$12,692	$2,140	$(14,750)	$82
Class R4
Shares	1,098	196	(942)	352	1,033	151	(1,025)	159
Amount	$32,081	$5,271	$(27,488)	$9,864	$26,004	$3,184	$(25,241)	$3,947
Class R5
Shares	838	236	(688)	386	885	177	(795)	267
Amount	$24,802	$6,408	$(20,093)	$11,117	$21,928	$3,778	$(20,287)	$5,419
Class Y
Shares	8,285	2,068	(5,979)	4,374	7,932	1,708	(7,546)	2,094
Amount	$247,564	$56,270	$(175,704)	$128,130	$198,979	$36,553	$(190,351)	$45,181
Total
Shares	33,077	11,655	(31,207)	13,525	22,635	9,594	(32,484)	(255)
Amount	$897,686	$278,271	$(827,957)	$348,000	$527,202	$182,193	$(729,477)	$(20,082)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	82	$2,154
For the Year Ended October 31, 2013	79	$1,773

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

20

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At the August 5-6, 2014 meeting, the Board of Directors approved the creation of Class R6 shares for the Fund. Class R6 shares launched on November 7, 2014. In connection with the launch of the Class R6 shares, an updated prospectus, dated November 7, 2014, and Statement of Additional Information, dated March 1, 2014, as amended November 7, 2014, for the Fund were filed with the U.S. Securities and Exchange Commission.

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

21

The Hartford MidCap Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$–	$(2.01)	$(2.01)	$27.38	15.57%	$1,891,075	1.15%	1.15%	(0.40)%
B	20.88	(0.27)	3.05	2.78	–	(2.01)	(2.01)	21.65	14.56	29,446	2.05	2.05	(1.29)
C	21.30	(0.24)	3.13	2.89	–	(2.01)	(2.01)	22.18	14.81	544,154	1.88	1.88	(1.13)
I	25.95	(0.04)	3.88	3.84	–	(2.01)	(2.01)	27.78	15.89	550,720	0.90	0.90	(0.17)
R3	28.03	(0.21)	4.21	4.00	–	(2.01)	(2.01)	30.02	15.24	56,403	1.47	1.47	(0.72)
R4	28.47	(0.12)	4.27	4.15	–	(2.01)	(2.01)	30.61	15.55	94,232	1.16	1.16	(0.41)
R5	28.69	(0.03)	4.31	4.28	–	(2.01)	(2.01)	30.96	15.91	110,364	0.86	0.86	(0.11)
Y	28.77	(0.01)	4.35	4.34	–	(2.01)	(2.01)	31.10	16.08	1,078,695	0.76	0.76	(0.02)

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$–	$(1.30)	$(1.30)	$25.67	34.17%	$1,847,041	1.20%	1.20%	(0.14)%
B	17.00	(0.18)	5.36	5.18	–	(1.30)	(1.30)	20.88	33.01	33,232	2.11	2.07	(1.00)
C	17.29	(0.16)	5.47	5.31	–	(1.30)	(1.30)	21.30	33.21	474,663	1.91	1.91	(0.85)
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	(1.35)	25.95	34.48	277,953	0.96	0.96	0.09
R3	22.25	(0.10)	7.18	7.08	–	(1.30)	(1.30)	28.03	33.80	47,837	1.48	1.48	(0.43)
R4	22.51	(0.03)	7.29	7.26	–	(1.30)	(1.30)	28.47	34.24	77,603	1.17	1.17	(0.13)
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	(1.37)	28.69	34.60	91,163	0.87	0.87	0.17
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	(1.39)	28.77	34.73	872,297	0.77	0.77	0.28

For the Year Ended October 31, 2012
A	$20.67	$0.05	$2.22	$2.27	$–	$(2.50)	$(2.50)	$20.44	13.47%	$1,536,203	1.23%	1.23%	0.25%
B	17.77	(0.10)	1.83	1.73	–	(2.50)	(2.50)	17.00	12.50	30,803	2.16	2.08	(0.62)
C	18.01	(0.08)	1.86	1.78	–	(2.50)	(2.50)	17.29	12.63	380,413	1.93	1.93	(0.45)
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	(2.54)	20.65	13.78	213,875	0.99	0.99	0.48
R3	22.32	–	2.43	2.43	–	(2.50)	(2.50)	22.25	13.16	37,776	1.49	1.49	(0.01)
R4	22.49	0.06	2.46	2.52	–	(2.50)	(2.50)	22.51	13.50	57,799	1.18	1.18	0.29
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	(2.57)	22.69	13.85	66,039	0.88	0.88	0.59
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	(2.59)	22.75	13.98	642,084	0.78	0.78	0.70

For the Year Ended October 31, 2011
A	$20.16	$0.02	$0.49	$0.51	$–	$–	$–	$20.67	2.53%	$1,754,028	1.21%	1.21%	0.09%
B	17.48	(0.14)	0.43	0.29	–	–	–	17.77	1.66	44,266	2.06	2.06	(0.72)
C	17.68	(0.12)	0.45	0.33	–	–	–	18.01	1.87	422,515	1.91	1.91	(0.63)
I	20.28	0.09	0.48	0.57	–	–	–	20.85	2.81	324,002	0.92	0.92	0.40
R3	21.82	(0.05)	0.55	0.50	–	–	–	22.32	2.29	40,311	1.48	1.48	(0.23)
R4	21.92	0.02	0.55	0.57	–	–	–	22.49	2.60	65,550	1.18	1.18	0.07
R5	22.02	0.09	0.55	0.64	–	–	–	22.66	2.91	73,192	0.87	0.87	0.38
Y	22.05	0.12	0.54	0.66	–	–	–	22.71	2.99	678,566	0.77	0.77	0.50

See Portfolio Turnover information on the next page.

22

The Hartford MidCap Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010
A	$16.20	$(0.04)	$4.00	$3.96	$–	$–	$–	$20.16	24.44%	$2,275,785	1.25%	1.25%	(0.24)%
B	14.16	(0.17)	3.49	3.32	–	–	–	17.48	23.45	108,330	2.05	2.05	(1.03)
C	14.30	(0.15)	3.53	3.38	–	–	–	17.68	23.64	448,592	1.93	1.93	(0.92)
I	16.25	–	4.03	4.03	–	–	–	20.28	24.80	541,255	0.96	0.96	0.01
R3	17.58	(0.11)	4.35	4.24	–	–	–	21.82	24.12	22,038	1.49	1.49	(0.57)
R4	17.60	(0.04)	4.36	4.32	–	–	–	21.92	24.55	41,422	1.18	1.18	(0.23)
R5	17.62	0.01	4.39	4.40	–	–	–	22.02	24.97	47,915	0.88	0.88	0.05
Y	17.63	0.05	4.37	4.42	–	–	–	22.05	25.07	556,046	0.78	0.78	0.23

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	34%
For the Year Ended October 31, 2013	38
For the Year Ended October 31, 2012	45
For the Year Ended October 31, 2011	70
For the Year Ended October 31, 2010	56

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 18, 2014

24

The Hartford MidCap Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the “Directors”) appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. (“The Hartford”) are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

25

The Hartford MidCap Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

26

The Hartford MidCap Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford MidCap Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

28

The Hartford MidCap Fund
Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,059.20	$5.99	$1,000.00	$1,019.39	$5.87	1.15%	184	365
Class B	$1,000.00	$1,055.10	$10.59	$1,000.00	$1,014.90	$10.38	2.04	184	365
Class C	$1,000.00	$1,055.70	$9.72	$1,000.00	$1,015.75	$9.53	1.88	184	365
Class I	$1,000.00	$1,061.10	$4.63	$1,000.00	$1,020.71	$4.54	0.89	184	365
Class R3	$1,000.00	$1,057.80	$7.63	$1,000.00	$1,017.79	$7.48	1.47	184	365
Class R4	$1,000.00	$1,059.20	$6.04	$1,000.00	$1,019.33	$5.93	1.16	184	365
Class R5	$1,000.00	$1,061.00	$4.48	$1,000.00	$1,020.86	$4.39	0.86	184	365
Class Y	$1,000.00	$1,061.80	$3.96	$1,000.00	$1,021.36	$3.89	0.76	184	365

29

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford MidCap Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

30

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

31

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

32

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

The Hartford MidCap Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-Cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

34

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

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Based on the type of product or service You apply for or get from us, Personal Information such as:

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Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

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As allowed by law, we may share Personal Financial Information with our affiliates to:

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When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

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such as:

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Personal Information means information that identifies You personally and is not otherwise available to the public.

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Transaction means your business dealings with us, such as:

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You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-MC14 12/14 113991-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD MIDCAP VALUE FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford MidCap Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford MidCap Value Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
MidCap Value A#	12.32%	17.51%	9.34%
MidCap Value A##	6.15%	16.19%	8.72%
MidCap Value B#	11.41%	16.59%	8.71%*
MidCap Value B##	6.42%	16.38%	8.71%*
MidCap Value C#	11.56%	16.66%	8.53%
MidCap Value C##	10.56%	16.66%	8.53%
MidCap Value I#	12.75%	17.90%	9.52%
MidCap Value R3#	12.05%	17.36%	9.50%
MidCap Value R4#	12.42%	17.68%	9.65%
MidCap Value R5#	12.73%	17.97%	9.79%
MidCap Value Y#	12.79%	18.06%	9.83%
Russell 2500 Value Index	10.23%	17.63%	8.93%
Russell MidCap Value Index	16.18%	19.19%	10.29%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Value Fund

Manager Discussion

October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
MidCap Value Class A	1.31%	1.31%
MidCap Value Class B	2.10%	2.33%
MidCap Value Class C	2.01%	2.01%
MidCap Value Class I	0.96%	0.96%
MidCap Value Class R3	1.53%	1.53%
MidCap Value Class R4	1.22%	1.22%
MidCap Value Class R5	0.93%	0.93%
MidCap Value Class Y	0.82%	0.82%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
James N. Mordy
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford MidCap Value Fund returned 12.32%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the Russell 2500 Value Index, which returned 10.23% for the same period, but underperforming the Fund’s other benchmark, the Russell MidCap Value Index, which returned 16.18% for the same period. The Fund also outperformed the 11.40% average return of the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The S&P 500 Index surged during the period, despite bouts of significant volatility. After finishing its best year since 1997, the S&P 500 Index began 2014 with its worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites in February. The rally continued in May amid renewed signs of life in the housing market and the best payroll gain in more than two years. However, a pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August as investors were emboldened by encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. In September, U.S. equities retreated for just the third month this year. Despite solid manufacturing and consumer confidence readings, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks finished a volatile October at an all-time high on the heels of a positive earnings season and generally solid economic data.

During the period, small-cap equities (+8%) underperformed mid-caps (+12%) and large-caps (+17%) as represented by the Russell 2000, S&P 400 MidCap, and S&P 500 Indices respectively. Returns also varied by style, with the Russell 2500 Value Index outperforming both the Russell 2500 Growth Index and the broader Russell 2500 Index. Eight of the ten sectors in the Russell 2500 Value Index gained during the period, with Healthcare (+21%), Utilities (+20%), and Telecommunication Services and Media (+14%) performing the best. Energy (-16%), Materials (-1%), and Industrials (+6%) lagged during the period.

The Fund’s relative outperformance versus the Russell 2500 Value Index was driven by strong security selection within Information Technology, Industrials, and Financials, which more than offset weak stock selection within Consumer Discretionary, Energy, and Healthcare. Overall sector allocation, primarily a result of the stock selection process, detracted from relative returns, in part due to a modest overweight in Energy and an underweight allocation to Financials. A modest cash balance detracted in an upward trending environment.

Top contributors to both absolute and returns relative to the Russell 2500 Value Index included Skyworks Solutions (Information Technology), Avago Technologies (Information Technology), and NXP Semiconductors (Information Technology). Shares of Skyworks Solutions, a U.S.-based designer and manufacturer of radio and semiconductor system solutions for mobile communications applications, rose during the period as the firm continued to see market share and content gains across multiple handset platforms as well as better-than-forecasted growth from Skyworks' increasingly important integrated analog solution segment. Shares of Avago Technologies, a U.S.-based supplier of analog semiconductor

3

The Hartford MidCap Value Fund

Manager Discussion – (continued)

October 31, 2014 (Unaudited)

devices, rose early in the period due to continued solid operating results from their core businesses, as well as the December 2013 announcement of the $6.6 billion acquisition of LSI. The share price of Netherlands-based semiconductor company NXP Semiconductors moved higher as it continued to maintain its status as a well-positioned semiconductor manufacturer. Overall, NXP Semiconductors continued to benefit from a powerful combination of product cycles, structural cost savings, margin expansion, and a competitive advantage in sizable markets such as identification and smart mobile businesses.

Top detractors from returns relative to the Russell 2500 Value Index included Cobalt International Energy (Energy), GNC Holdings (Consumer Discretionary), and Trican Well Services (Energy). Shares of Cobalt International Energy, a U.S.-based oil-focused exploration and production company, declined due to disappointing well test results at multiple wells, uncertainty surrounding the impact of the SEC’s investigation into its Angola operations, and negative investor sentiment for the subsector. Shares of GNC Holdings, a U.S.-based vitamin and health supplements retailer, fell after the company reported, for the first time since 2005, negative same store sales in January 2014. A combination of weaker industry trends and GNC-specific issues has led to the deceleration in same-store-sales trend. Shares of Trican Well Services, a North American supplier of pressure pumping services to the oil and gas industry, fell during the period despite beating consensus earnings and revenue estimates; the stock price fell along with the broader sector as energy was the worst performing sector in the benchmark.

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

What is the outlook?

We remain generally constructive on the outlook for U.S. economic growth. Job gains have averaged a healthy 245,000 per month for the last 6 months, with the unemployment rate now dropping below 6%. We believe the outlook for capital spending appears healthy, while we expect consumer spending should at least track income growth. The pace of housing recovery has disappointed but may continue to slowly improve. China’s economy seems to have stabilized, but huge transformational challenges and declining property prices would seem to prevent any meaningful acceleration. In our view the biggest risks to the global outlook are probably now in Europe (given the Russia-Ukraine conflict), Japan and emerging markets. The European recovery has disappointed versus our expectations one year ago.

Given this outlook, and recent underperformance of some cyclical stocks, we continue to express a slight preference for the more economically sensitive sectors. At the end of the period, our overweight allocations, relative to the Russell 2500 Index, were in Information Technology, Consumer Discretionary, and Materials, while our greatest underweights continued to be in Financials and Utilities.

Diversification by Sector
as of October 31, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.9%
Consumer Staples	3.2
Energy	5.4
Financials	26.0
Health Care	7.5
Industrials	14.7
Information Technology	13.5
Materials	8.3
Utilities	5.9
Total	98.4%
Short-Term Investments	1.3
Other Assets and Liabilities	0.3
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford MidCap Value Fund

Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.4%
	Automobiles and Components - 0.9%
179	Goodyear (The) Tire & Rubber Co.	$4,335

	Banks - 6.9%
201	BankUnited, Inc.	6,023
181	Comerica, Inc.	8,641
167	EverBank Financial Corp.	3,192
97	Iberiabank Corp.	6,693
329	Zions Bancorporation	9,537
		34,086
	Capital Goods - 14.7%
252	Barnes Group, Inc.	9,224
73	Curtis-Wright Corp.	5,018
68	Esterline Technologies Corp. ●	7,920
117	Generac Holdings, Inc. ●	5,309
79	Hubbell, Inc. Class B	8,948
124	Moog, Inc. Class A ●	9,514
235	Orbital Sciences Corp. ●	6,180
101	Rexel S.A.	1,692
131	Sensata Technologies Holding N.V. ●	6,414
24	Teledyne Technologies, Inc. ●	2,435
121	WESCO International, Inc. ●	10,005
		72,659
	Consumer Durables and Apparel - 8.0%
149	D.R. Horton, Inc.	3,395
187	Lennar Corp.	8,069
300	Newell Rubbermaid, Inc.	9,989
373	Performance Sports Group Ltd. ●	6,427
1,721	Samsonite International S.A.	5,718
179	Toll Brothers, Inc. ●	5,706
		39,304
	Consumer Services - 1.4%
172	Norwegian Cruise Line Holdings Ltd. ●	6,716

	Diversified Financials - 1.7%
115	LPL Financial Holdings, Inc.	4,739
73	MSCI, Inc.	3,401
182	Solar Cayman Ltd. ⌂■●†	13
		8,153
	Energy - 5.4%
417	Cobalt International Energy, Inc. ●	4,888
90	Diamondback Energy, Inc. ●	6,146
85	HollyFrontier Corp.	3,835
80	Newfield Exploration Co. ●	2,596
193	QEP Resources, Inc.	4,833
462	Trican Well Service Ltd.	4,136
		26,434
	Food, Beverage and Tobacco - 3.2%
137	Ebro Foods S.A.	2,458
94	Ingredion, Inc.	7,277
1,427	Treasury Wine Estates Ltd.	5,826
		15,561
	Health Care Equipment and Services - 3.1%
260	Brookdale Senior Living, Inc. ●	8,751
94	Wellcare Health Plans, Inc. ●	6,400
		15,151
	Insurance - 8.4%
102	Argo Group International Holdings Ltd.	5,708
122	Hanover Insurance Group, Inc.	8,167
58	NN Group N.V. ●	1,667
73	Reinsurance Group of America, Inc.	6,171
82	StanCorp Financial Group, Inc.	5,704
188	Unum Group	6,294
223	XL Group plc	7,548
		41,259
	Materials - 8.3%
145	Cabot Corp.	6,746
113	Celanese Corp.	6,636
309	Louisiana-Pacific Corp. ●	4,514
228	Methanex Corp. ADR	13,518
119	Owens-Illinois, Inc. ●	3,072
34	Packaging Corp. of America	2,443
59	Reliance Steel & Aluminum	3,975
		40,904
	Media - 2.5%
77	AMC Entertainment Holdings	1,951
264	Interpublic Group of Cos., Inc.	5,115
212	Quebecor, Inc.	5,436
		12,502
	Pharmaceuticals, Biotechnology and Life Sciences - 4.4%
621	Almirall S.A. ●	10,192
85	Ono Pharmaceutical Co., Ltd.	8,560
39	UCB S.A.	3,150
		21,902
	Real Estate - 9.0%
161	American Assets Trust, Inc. REIT	6,180
240	Blackstone Mortgage Trust, Inc. REIT	6,692
174	Equity Lifestyle Properties, Inc. REIT	8,519
136	Extra Space Storage, Inc. REIT	7,916
259	Forest City Enterprises, Inc. REIT ●	5,402
77	Plum Creek Timber Co., Inc. REIT	3,146
57	SL Green Realty Corp. REIT	6,641
		44,496
	Retailing - 1.1%
190	DSW, Inc.	5,622

	Semiconductors and Semiconductor Equipment - 4.7%
54	Maxim Integrated Products, Inc.	1,570
298	Microsemi Corp. ●	7,764
126	NXP Semiconductors N.V. ●	8,658
314	RF Micro Devices, Inc. ●	4,090
23	Skyworks Solutions, Inc.	1,322
		23,404
	Software and Services - 5.3%
154	Booz Allen Hamilton Holding Corp.	4,063
80	Check Point Software Technologies Ltd. ADR ●	5,933
156	Teradata Corp. ●	6,581
169	Verint Systems, Inc. ●	9,704
		26,281
	Technology Hardware and Equipment - 3.5%
239	Arris Group, Inc. ●	7,181
175	Arrow Electronics, Inc. ●	9,933
		17,114
	Utilities - 5.9%
49	Alliant Energy Corp.	3,009
170	Great Plains Energy, Inc.	4,578
195	Portland General Electric Co.	7,093
253	UGI Corp.	9,552

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.4% - (continued)
	Utilities - 5.9% - (continued)
132	Westar Energy, Inc.	$5,006
		29,238
	Total Common Stocks
	(Cost $397,839)	$485,121

	Total Long-Term Investments
	(Cost $397,839)	$485,121

Short-Term Investments - 1.3%
Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $19, collateralized by U.S. Treasury Note 1.50%, 2019, value of $19)
$19	0.08%, 10/31/2014		$19
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $321, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $328)
321	0.09%, 10/31/2014		321
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $86,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $88)
86	0.08%, 10/31/2014		86
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $293,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $298)
293	0.10%, 10/31/2014		293
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,103, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury Note
	1.63% - 2.13%, 2015 - 2019, value of $1,125)
1,103	0.08%, 10/31/2014		1,103
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,267, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$1,293)
1,267	0.09%, 10/31/2014		1,267
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $73, collateralized by U.S. Treasury Note 0.88%, 2017, value of $75)
73	0.13%, 10/31/2014		73
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $108, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $110)
108	0.07%, 10/31/2014		108
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,134, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 1.38%
	- 4.25%, 2015 - 2022, value of $1,157)
1,134	0.08%, 10/31/2014		1,134
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,198, collateralized by FHLMC 3.00% - 4.00%,
2026 - 2044, FNMA 2.50% - 5.00%, 2025 -
2044, U.S. Treasury Bond 3.50% - 6.50%, 2026
- 2041, U.S. Treasury Note 1.75% - 2.88%, 2018
	- 2019, value of $2,242)
2,198	0.10%, 10/31/2014		2,198
			6,602
	Total Short-Term Investments
	(Cost $6,602)		$6,602

	Total Investments
	(Cost $404,441) ▲	99.7%	$491,723
	Other Assets and Liabilities	0.3%	1,348
	Total Net Assets	100.0%	$493,071

The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $406,259 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$95,937
Unrealized Depreciation	(10,473)
Net Unrealized Appreciation	$85,464

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $13, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $13, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2007	182	Solar Cayman Ltd. - 144A	$53

At October 31, 2014, the aggregate value of these securities was $13, which rounds to zero percent of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Sell	11/06/2014	DEUT	$8	$8	$–	$–
CAD	Sell	11/04/2014	BCLY	13	13	–	–
EUR	Sell	11/03/2014	RBC	486	483	3	–
EUR	Sell	11/04/2014	RBC	16	16	–	–
Total						$3	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
DEUT	Deutsche Bank Securities, Inc.
RBC	RBC Dominion Securities, Inc.

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	EURO

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$485,121	$445,845	$39,263	$13
Short-Term Investments	6,602	–	6,602	–
Total	$491,723	$445,845	$45,865	$13
Foreign Currency Contracts *	$3	$–	$3	$–
Total	$3	$–	$3	$–

♦	For the year ended October 31, 2014, investments valued at $5,381 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2014
Assets:
Common Stocks	$280	$245	$(203	)*	$—	$—	$(309)	$—	$—	$13
Total	$280	$245	$(203)		$—	$—	$(309)	$—	$—	$13

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was zero.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund

Statement of Assets and Liabilities

October 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $404,441)	$491,723
Cash	236
Unrealized appreciation on foreign currency contracts	3
Receivables:
Investment securities sold	3,617
Fund shares sold	838
Dividends and interest	182
Other assets	39
Total assets	496,638
Liabilities:
Payables:
Investment securities purchased	3,142
Fund shares redeemed	255
Investment management fees	69
Administrative fees	1
Distribution fees	20
Accrued expenses	80
Total liabilities	3,567
Net assets	$493,071
Summary of Net Assets:
Capital stock and paid-in-capital	$353,954
Undistributed net investment income	446
Accumulated net realized gain	51,391
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	87,280
Net assets	$493,071

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.73/$17.70
Shares outstanding	13,320
Net assets	$222,876
Class B: Net asset value per share	$14.91
Shares outstanding	145
Net assets	$2,156
Class C: Net asset value per share	$14.84
Shares outstanding	2,789
Net assets	$41,382
Class I: Net asset value per share	$16.85
Shares outstanding	2,221
Net assets	$37,414
Class R3: Net asset value per share	$17.45
Shares outstanding	584
Net assets	$10,187
Class R4: Net asset value per share	$17.61
Shares outstanding	538
Net assets	$9,476
Class R5: Net asset value per share	$17.75
Shares outstanding	161
Net assets	$2,851
Class Y: Net asset value per share	$17.78
Shares outstanding	9,376
Net assets	$166,729

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund

Statement of Operations

For the Year Ended October 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$6,912
Interest	3
Less: Foreign tax withheld	(145)
Total investment income	6,770

Expenses:
Investment management fees	3,500
Administrative services fees
Class R3	15
Class R4	10
Class R5	2
Transfer agent fees
Class A	440
Class B	12
Class C	68
Class I	25
Class R3	1
Class R4	—
Class R5	—
Class Y	3
Distribution fees
Class A	556
Class B	25
Class C	406
Class R3	37
Class R4	17
Custodian fees	7
Accounting services fees	65
Registration and filing fees	140
Board of Directors' fees	13
Audit fees	23
Other expenses	74
Total expenses (before waivers and fees paid indirectly)	5,439
Expense waivers	(1)
Transfer agent fee waivers	(4)
Commission recapture	(10)
Total waivers and fees paid indirectly	(15)
Total expenses, net	5,424
Net Investment Income	1,346
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	52,776
Net realized loss on foreign currency contracts	(16)
Net realized gain on other foreign currency transactions	1
Net Realized Gain on Investments and Foreign Currency Transactions	52,761
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(1,008)
Net unrealized appreciation of foreign currency contracts	3
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(6)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(1,011)
Net Gain on Investments and Foreign Currency Transactions	51,750
Net Increase in Net Assets Resulting from Operations	$53,096

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Value Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$1,346	$860
Net realized gain on investments and foreign currency transactions	52,761	52,046
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(1,011)	51,965
Net Increase in Net Assets Resulting from Operations	53,096	104,871
Distributions to Shareholders:
From net investment income
Class A	—	(1,652)
Class C	—	(126)
Class I	—	(84)
Class R3	—	(32)
Class R4	—	(30)
Class R5	—	(5)
Class Y	—	(2,004)
Total from net investment income	—	(3,933)
From net realized gain on investments
Class A	(19,548)	—
Class B	(287)	—
Class C	(3,955)	—
Class I	(1,836)	—
Class R3	(483)	—
Class R4	(471)	—
Class R5	(124)	—
Class Y	(13,321)	—
Total from net realized gain on investments	(40,025)	—
Total distributions	(40,025)	(3,933)
Capital Share Transactions:
Class A	9,384	(214)
Class B	(663)	(752)
Class C	2,899	957
Class I	17,868	10,395
Class R3	4,839	456
Class R4	4,347	1,263
Class R5	1,456	820
Class Y	11,005	(23,681)
Net increase (decrease) from capital share transactions	51,135	(10,756)
Net Increase in Net Assets	64,206	90,182
Net Assets:
Beginning of period	428,865	338,683
End of period	$493,071	$428,865
Undistributed (distributions in excess of) net investment income	$446	$(698)

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Value Fund

Notes to Financial Statements

October 31, 2014

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford MidCap Value Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

12

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when

13

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net

14

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of October 31, 2014.

15

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(16)	$—	$—	$—	$—	$(16)
Total	$—	$(16)	$—	$—	$—	$—	$(16)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The derivatives held by the Fund as of October 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

16

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$—	$3,468
Long-Term Capital Gains ‡	40,025	465

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

17

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$5,050
Undistributed Long-Term Capital Gain	50,444
Accumulated Capital and Other Losses*	(1,838)
Unrealized Appreciation†	85,461
Total Accumulated Earnings	$139,117

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(202)
Accumulated Net Realized Gain (Loss)	202

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$919
2016	919
Total	$1,838

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2014, the Fund utilized $919 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund

18

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.5850%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

19

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.26%
Class B	2.10
Class C	1.98
Class I	0.91
Class R3	1.53
Class R4	1.22
Class R5	0.93
Class Y	0.82

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $599 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

20

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Affiliate Holdings:

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	16%

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$207,402	$—	$207,402
Sales Proceeds	197,204	—	197,204

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	2,226	1,281	(2,810)	697	2,155	124	(2,299)	(20)
Amount	$36,329	$19,132	$(46,077)	$9,384	$31,262	$1,616	$(33,092)	$(214)
Class B
Shares	6	21	(71)	(44)	19	—	(77)	(58)
Amount	$81	$281	$(1,025)	$(663)	$260	$—	$(1,012)	$(752)
Class C
Shares	420	258	(452)	226	496	9	(448)	57
Amount	$6,066	$3,437	$(6,604)	$2,899	$6,668	$105	$(5,816)	$957
Class I
Shares	1,557	81	(556)	1,082	1,345	4	(630)	719
Amount	$25,797	$1,218	$(9,147)	$17,868	$19,339	$55	$(8,999)	$10,395
Class R3
Shares	354	28	(95)	287	117	2	(90)	29
Amount	$5,997	$435	$(1,593)	$4,839	$1,761	$31	$(1,336)	$456
Class R4
Shares	302	28	(77)	253	139	2	(64)	77
Amount	$5,225	$448	$(1,326)	$4,347	$2,193	$28	$(958)	$1,263
Class R5
Shares	117	8	(40)	85	60	—	(8)	52
Amount	$2,005	$124	$(673)	$1,456	$945	$5	$(130)	$820
Class Y
Shares	3,018	843	(3,171)	690	1,802	147	(3,567)	(1,618)
Amount	$53,096	$13,321	$(55,412)	$11,005	$27,806	$2,004	$(53,491)	$(23,681)
Total
Shares	8,000	2,548	(7,272)	3,276	6,133	288	(7,183)	(762)
Amount	$134,596	$38,396	$(121,857)	$51,135	$90,234	$3,844	$(104,834)	$(10,756)

21

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	26	$422
For the Year Ended October 31, 2013	29	$410

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

22

The Hartford MidCap Value Fund

Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$–	$(1.55)	$(1.55)	$16.73	12.32%	$222,876	1.27%	1.27%	0.19%
B	14.93	(0.09)	1.62	1.53	–	(1.55)	(1.55)	14.91	11.41	2,156	2.28	2.10	(0.63)
C	14.85	(0.08)	1.62	1.54	–	(1.55)	(1.55)	14.84	11.56	41,382	1.99	1.99	(0.53)
I	16.49	0.09	1.82	1.91	–	(1.55)	(1.55)	16.85	12.75	37,414	0.92	0.92	0.53
R3	17.12	(0.01)	1.89	1.88	–	(1.55)	(1.55)	17.45	12.05	10,187	1.53	1.53	(0.08)
R4	17.21	0.04	1.91	1.95	–	(1.55)	(1.55)	17.61	12.42	9,476	1.22	1.22	0.22
R5	17.29	0.09	1.92	2.01	–	(1.55)	(1.55)	17.75	12.73	2,851	0.93	0.93	0.52
Y	17.31	0.11	1.91	2.02	–	(1.55)	(1.55)	17.78	12.79	166,729	0.82	0.82	0.63

For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$–	$(0.13)	$16.44	32.01%	$207,552	1.31%	1.31%	0.11%
B	11.40	(0.09)	3.62	3.53	–	–	–	14.93	30.96	2,819	2.33	2.10	(0.68)
C	11.38	(0.08)	3.60	3.52	(0.05)	–	(0.05)	14.85	31.07	38,067	2.01	2.01	(0.60)
I	12.62	0.06	3.99	4.05	(0.18)	–	(0.18)	16.49	32.49	18,791	0.96	0.96	0.43
R3	13.12	(0.02)	4.15	4.13	(0.13)	–	(0.13)	17.12	31.68	5,089	1.53	1.53	(0.12)
R4	13.17	0.03	4.16	4.19	(0.15)	–	(0.15)	17.21	32.11	4,903	1.22	1.22	0.18
R5	13.23	0.06	4.19	4.25	(0.19)	–	(0.19)	17.29	32.46	1,309	0.93	0.93	0.38
Y	13.24	0.09	4.18	4.27	(0.20)	–	(0.20)	17.31	32.64	150,335	0.82	0.82	0.60

For the Year Ended October 31, 2012
A	$10.75	$0.08	$1.80	$1.88	$(0.05)	$–	$(0.05)	$12.58	17.55%	$159,104	1.38%	1.35%	0.67%
B	9.77	(0.02)	1.65	1.63	–	–	–	11.40	16.68	2,813	2.38	2.10	(0.21)
C	9.74	–	1.64	1.64	–	–	–	11.38	16.84	28,522	2.06	2.06	(0.05)
I	10.79	0.12	1.81	1.93	(0.10)	–	(0.10)	12.62	18.02	5,296	1.00	1.00	1.06
R3	11.23	0.06	1.88	1.94	(0.05)	–	(0.05)	13.12	17.41	3,514	1.55	1.55	0.50
R4	11.28	0.10	1.88	1.98	(0.09)	–	(0.09)	13.17	17.70	2,735	1.25	1.25	0.79
R5	11.31	0.14	1.88	2.02	(0.10)	–	(0.10)	13.23	18.07	311	0.96	0.95	1.14
Y	11.31	0.15	1.89	2.04	(0.11)	–	(0.11)	13.24	18.22	136,388	0.84	0.84	1.24

For the Year Ended October 31, 2011
A	$10.69	$0.01	$0.05	$0.06	$–	$–	$–	$10.75	0.56%	$147,222	1.38%	1.35%	0.05%
B	9.79	(0.07)	0.05	(0.02)	–	–	–	9.77	(0.20)	8,100	2.32	2.10	(0.69)
C	9.77	(0.07)	0.04	(0.03)	–	–	–	9.74	(0.31)	28,939	2.09	2.09	(0.70)
I	10.72	0.04	0.05	0.09	(0.02)	–	(0.02)	10.79	0.81	3,459	1.04	1.04	0.34
R3	11.20	(0.03)	0.06	0.03	–	–	–	11.23	0.27	1,584	1.60	1.55	(0.23)
R4	11.21	(0.01)	0.08	0.07	–	–	–	11.28	0.62	1,523	1.29	1.25	(0.05)
R5	11.22	0.05	0.06	0.11	(0.02)	–	(0.02)	11.31	0.96	136	0.99	0.95	0.43
Y	11.22	0.06	0.06	0.12	(0.03)	–	(0.03)	11.31	1.01	109,944	0.88	0.88	0.51

See Portfolio Turnover information on the next page.

23

The Hartford MidCap Value Fund

Financial Highlights

	- Selected Per-Share Data - (A)											- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010
A	$8.37	$–	$2.33	$2.33	$(0.01	)(D)	$–	$(0.01)	$10.69	27.83%		$176,359	1.44%		1.35%		0.01%
B	7.72	(0.06)	2.13	2.07	–		–	–	9.79	26.81		14,305	2.32		2.10		(0.70)
C	7.70	(0.07)	2.14	2.07	–		–	–	9.77	26.88		30,467	2.13		2.10		(0.74)
I(E)	9.71	–	1.01	1.01	–		–	–	10.72	10.40	(F)	254	0.95	(G)	0.95	(G)	0.06	(G)
R3(E)	10.17	(0.02)	1.05	1.03	–		–	–	11.20	10.13	(F)	110	1.60	(G)	1.55	(G)	(0.40	) (G)
R4(E)	10.17	–	1.04	1.04	–		–	–	11.21	10.23	(F)	110	1.30	(G)	1.25	(G)	(0.10	) (G)
R5(E)	10.17	0.01	1.04	1.05	–		–	–	11.22	10.32	(F)	111	1.00	(G)	0.96	(G)	0.20	(G)
Y	8.77	0.04	2.44	2.48	(0.03	)(D)	–	(0.03)	11.22	28.39		96,621	0.90		0.90		0.39

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Included in this amount are tax distributions from capital of less than ($0.01).
(E)	Commenced operations on May 28, 2010.
(F)	Not annualized.
(G)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	43%
For the Year Ended October 31, 2013	59
For the Year Ended October 31, 2012	59
For the Year Ended October 31, 2011	54
For the Year Ended October 31, 2010	48	(A)

(A)	During the year ended October 31, 2010, the Fund incurred $22.1 million in sales of securities held associated with the transition of assets from The Hartford Select SmallCap Value Fund, which merged into the Fund on July 31, 2010. These sales are excluded from the portfolio turnover calculation.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

25

The Hartford MidCap Value Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

26

The Hartford MidCap Value Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

27

The Hartford MidCap Value Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford MidCap Value Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

29

The Hartford MidCap Value Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,025.80	$6.46	$1,000.00	$1,018.83	$6.43	1.26%	184	365
Class B	$1,000.00	$1,021.90	$10.70	$1,000.00	$1,014.62	$10.66	2.10	184	365
Class C	$1,000.00	$1,022.00	$10.13	$1,000.00	$1,015.19	$10.09	1.99	184	365
Class I	$1,000.00	$1,028.10	$4.71	$1,000.00	$1,020.56	$4.70	0.92	184	365
Class R3	$1,000.00	$1,024.70	$7.82	$1,000.00	$1,017.48	$7.80	1.53	184	365
Class R4	$1,000.00	$1,026.20	$6.27	$1,000.00	$1,019.02	$6.24	1.23	184	365
Class R5	$1,000.00	$1,027.80	$4.77	$1,000.00	$1,020.50	$4.75	0.93	184	365
Class Y	$1,000.00	$1,027.70	$4.21	$1,000.00	$1,021.05	$4.19	0.82	184	365

30

The Hartford MidCap Value Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford MidCap Value Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

31

The Hartford MidCap Value Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

32

The Hartford MidCap Value Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that certain factors were identified by HFMC as having had a potential impact on the negotiation of the Fund’s sub-advisory fee levels. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

33

The Hartford MidCap Value Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford MidCap Value Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-Cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

35

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-MCV14 12/14 113992-3 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD MODERATE ALLOCATION FUND* 2014 Annual Report * Prior to May 30, 2014, Hartford Moderate Allocation Fund was known as The Hartford Balanced Allocation Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

Hartford Moderate Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Moderate Allocation Fund inception 05/28/2004
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation and income.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Moderate Allocation A#	3.54%	7.88%	5.36%
Moderate Allocation A##	-2.16%	6.67%	4.76%
Moderate Allocation B#	2.62%	7.01%	4.70%*
Moderate Allocation B##	-2.38%	6.70%	4.70%*
Moderate Allocation C#	2.79%	7.11%	4.59%
Moderate Allocation C##	1.79%	7.11%	4.59%
Moderate Allocation I#	3.87%	8.21%	5.62%
Moderate Allocation R3#	3.11%	7.53%	5.05%
Moderate Allocation R4#	3.44%	7.86%	5.34%
Moderate Allocation R5#	3.79%	8.17%	5.58%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.64%
Moderate Allocation Fund Blended Index	6.51%	8.29%	6.66%
MSCI All Country World Index	8.32%	11.15%	7.65%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Moderate Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 45% Barclays U.S. Aggregate Bond Index and 55% MSCI All Country World Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Moderate Allocation Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Moderate Allocation Class A	1.26%	1.26%
Moderate Allocation Class B	2.08%	2.08%
Moderate Allocation Class C	1.99%	1.99%
Moderate Allocation Class I	0.95%	0.95%
Moderate Allocation Class R3	1.59%	1.59%
Moderate Allocation Class R4	1.29%	1.29%
Moderate Allocation Class R5	0.99%	0.99%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of the Hartford Moderate Allocation Fund returned 3.54%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s blended benchmark, 45% Barclays U.S. Aggregate Bond Index and 55% MSCI All Country World Index, which returned 6.51% for the same period. In comparison, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index returned 4.14% and 8.32%, respectively, for the same period. The Fund also underperformed the 6.93% average return of the Lipper Mixed-Asset Target Moderate Funds category, a group of funds with equity weights of 40%-60%.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. In the U.S., second quarter Gross Domestic Product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market marched on in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated Fed interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor GDP readings in Japan and the Eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the ECB and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. During the period, emerging market equities

3

Hartford Moderate Allocation Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

There are two main drivers of Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock / bond mix of the Fund was approximately 55% equities and 45% fixed income during the period, in line with the Fund’s blended benchmark. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from benchmark-relative performance. Exposure to inflation-sensitive assets, such as natural resource-related equities and TIPS, along with an overweight to non-U.S. and emerging markets equities detracted from relative performance. This was partially offset by exposure to global fixed income and high yield credit, which contributed on a relative basis.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the Underlying Funds (net of fees) detracted on a benchmark relative basis. Weak benchmark-relative performance in The Hartford Capital Appreciation Fund, Hartford Real Total Return Fund, and The Hartford Alternative Strategies Fund more than offsets strong benchmark-relative results from The Hartford Small Company Fund, The Hartford Strategic Income Fund, and The Hartford World Bond Fund. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

What is the outlook?

In our view, the global cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We believe the U.S. economy is on track for a self-sustaining expansion. After three years of fiscal consolidation, it appears that this policy drag is starting to fade, which we believe should support growth. Meanwhile, investment spending appears to be picking up. The euro area and Japan are easing aggressively to help boost inflation and growth. We believe this environment should contribute to a stronger U.S. dollar. Additionally, we retain a constructive view on capital markets and risk assets. The Fund ended the period with an overweight to international equities and an underweight to both large cap U.S. equities and fixed income relative to the Fund’s blended benchmark.

Composition by Investments

as of October 31, 2014

Fund Name	Percentage of Net Assets
Hartford Real Total Return Fund	6.6%
The Hartford Alternative Strategies Fund	3.4
The Hartford Capital Appreciation Fund	7.0
The Hartford Dividend and Growth Fund	12.7
The Hartford Emerging Markets Research Fund	5.5
The Hartford Global Real Asset Fund	6.9
The Hartford Inflation Plus Fund	12.9
The Hartford International Growth Fund	3.3
The Hartford International Opportunities Fund	6.6
The Hartford International Small Company Fund	4.5
The Hartford International Value Fund	3.3
The Hartford MidCap Value Fund	2.3
The Hartford Small Company Fund	2.3
The Hartford Strategic Income Fund	4.0
The Hartford Total Return Bond Fund	7.9
The Hartford World Bond Fund	10.8
Other Assets and Liabilities	0.0
Total	100.0%

4

Hartford Moderate Allocation Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 100.0%
Alternative Strategy Funds - 16.9%
4,801	Hartford Real Total Return Fund●		$48,682
2,620	The Hartford Alternative Strategies Fund		25,467
5,100	The Hartford Global Real Asset Fund		50,436
			124,585
	Total Alternative Strategy Funds
	(Cost $127,628)		$124,585

Domestic Equity Funds - 24.3%
950	The Hartford Capital Appreciation Fund		$51,431
3,406	The Hartford Dividend and Growth Fund		93,653
939	The Hartford MidCap Value Fund		16,694
593	The Hartford Small Company Fund		16,763
			178,541
	Total Domestic Equity Funds
	(Cost $128,665)		$178,541

International/Global Equity Funds - 23.2%
4,459	The Hartford Emerging Markets Research Fund		$40,486
1,849	The Hartford International Growth Fund		24,142
2,747	The Hartford International Opportunities Fund		48,509
1,931	The Hartford International Small Company Fund		33,052
1,628	The Hartford International Value Fund●		24,015
			170,204
	Total International/Global Equity Funds
	(Cost $157,980)		$170,204

Taxable Fixed Income Funds - 35.6%
8,632	The Hartford Inflation Plus Fund		$94,520
3,128	The Hartford Strategic Income Fund		29,088
5,318	The Hartford Total Return Bond Fund		57,803
7,405	The Hartford World Bond Fund		79,748
			261,159
	Total Taxable Fixed Income Funds
	(Cost $268,310)		$261,159

	Total Investments in Affiliated Investment Companies
	(Cost $682,583)		$734,489

	Total Long-Term Investments
	(Cost $682,583)		$734,489

	Total Investments
	(Cost $682,583) ▲	100.0%	$734,489
	Other Assets and Liabilities	—%	(255)
	Total Net Assets	100.0%	$734,234

The accompanying notes are an integral part of these financial statements.

5

Hartford Moderate Allocation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $685,104 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$65,756
Unrealized Depreciation	(16,371)
Net Unrealized Appreciation	$49,385

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Moderate Allocation Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$734,489	$734,489	$–	$–
Total	$734,489	$734,489	$–	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

Hartford Moderate Allocation Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $682,583)	$734,489
Receivables:
Investment securities sold	481
Fund shares sold	249
Dividends	112
Other assets	45
Total assets	735,376
Liabilities:
Payables:
Investment securities purchased	130
Fund shares redeemed	818
Investment management fees	19
Administrative fees	2
Distribution fees	63
Accrued expenses	110
Total liabilities	1,142
Net assets	$734,234
Summary of Net Assets:
Capital stock and paid-in-capital	$630,693
Undistributed net investment income	—
Accumulated net realized gain	51,635
Unrealized appreciation of investments	51,906
Net assets	$734,234

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.16/$13.93
Shares outstanding	35,164
Net assets	$462,724
Class B: Net asset value per share	$13.06
Shares outstanding	1,932
Net assets	$25,234
Class C: Net asset value per share	$13.05
Shares outstanding	12,608
Net assets	$164,473
Class I: Net asset value per share	$13.16
Shares outstanding	902
Net assets	$11,868
Class R3: Net asset value per share	$13.04
Shares outstanding	2,960
Net assets	$38,607
Class R4: Net asset value per share	$13.16
Shares outstanding	1,687
Net assets	$22,195
Class R5: Net asset value per share	$13.17
Shares outstanding	694
Net assets	$9,133

The accompanying notes are an integral part of these financial statements.

8

Hartford Moderate Allocation Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$9,532
Total investment income	9,532

Expenses:
Investment management fees	1,022
Administrative services fees
Class R3	83
Class R4	36
Class R5	9
Transfer agent fees
Class A	555
Class B	69
Class C	172
Class I	6
Class R3	1
Class R4	—
Class R5	—
Distribution fees
Class A	1,198
Class B	337
Class C	1,732
Class R3	207
Class R4	61
Custodian fees	—
Accounting services fees	93
Registration and filing fees	122
Board of Directors' fees	21
Audit fees	14
Other expenses	115
Total expenses	5,853
Net Investment Income	3,679
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	18,827
Net realized gain on investments in affiliated investment companies	35,488
Net Realized Gain on Investments	54,315
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(32,616)
Net Changes in Unrealized Depreciation of Investments	(32,616)
Net Gain on Investments	21,699
Net Increase in Net Assets Resulting from Operations	$25,378

The accompanying notes are an integral part of these financial statements.

9

Hartford Moderate Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$3,679	$6,334
Net realized gain on investments	54,315	45,053
Net unrealized appreciation (depreciation) of investments	(32,616)	23,244
Net Increase in Net Assets Resulting from Operations	25,378	74,631
Distributions to Shareholders:
From net investment income
Class A	(4,770)	(12,808)
Class B	—	(1,353)
Class C	(292)	(3,977)
Class I	(150)	(209)
Class R3	(222)	(1,011)
Class R4	(216)	(872)
Class R5	(136)	(320)
Total from net investment income	(5,786)	(20,550)
From net realized gain on investments
Class A	(868)	—
Class B	(74)	—
Class C	(320)	—
Class I	(18)	—
Class R3	(74)	—
Class R4	(43)	—
Class R5	(18)	—
Total from net realized gain on investments	(1,415)	—
Total distributions	(7,201)	(20,550)
Capital Share Transactions:
Class A	(32,392)	(22,803)
Class B	(18,195)	(25,277)
Class C	(14,403)	(7,970)
Class I	2,017	472
Class R3	(3,875)	96
Class R4	(1,162)	(15,000)
Class R5	(1,232)	(2,404)
Net decrease from capital share transactions	(69,242)	(72,886)
Net Decrease in Net Assets	(51,065)	(18,805)
Net Assets:
Beginning of period	785,299	804,104
End of period	$734,234	$785,299
Undistributed (distributions in excess of) net investment income	$—	$—

The accompanying notes are an integral part of these financial statements.

10

Hartford Moderate Allocation Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for Hartford Moderate Allocation Fund (the "Fund"), a series of the Company, are included in this report. Prior to May 30, 2014, the Fund was known as The Hartford Balanced Allocation Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goal through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open

11

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

(“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating

12

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. Long-term capital gain distributions are distributed by the Underlying Funds at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

13

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$5,747	$14,294
Long-Term Capital Gains ‡	1,454	6,256

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Long-Term Capital Gain	$54,156
Unrealized Appreciation*	49,385
Total Accumulated Earnings	$103,541

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$2,107
Accumulated Net Realized Gain (Loss)	(2,107)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

14

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $870 and contingent deferred sales charges of $33 from the Fund.

15

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$217,716	$—	$217,716
Sales Proceeds	271,529	—	271,529

16

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	3,818	427	(6,716)	(2,471)	6,167	1,050	(9,055)	(1,838)
Amount	$50,074	$5,534	$(88,000)	$(32,392)	$75,890	$12,515	$(111,208)	$(22,803)
Class B
Shares	42	6	(1,442)	(1,394)	106	109	(2,274)	(2,059)
Amount	$541	$73	$(18,809)	$(18,195)	$1,275	$1,300	$(27,852)	$(25,277)
Class C
Shares	1,272	46	(2,416)	(1,098)	1,992	318	(2,961)	(651)
Amount	$16,500	$585	$(31,488)	$(14,403)	$24,341	$3,774	$(36,085)	$(7,970)
Class I
Shares	430	12	(289)	153	405	17	(387)	35
Amount	$5,654	$156	$(3,793)	$2,017	$4,954	$203	$(4,685)	$472
Class R3
Shares	612	23	(933)	(298)	680	84	(752)	12
Amount	$7,961	$293	$(12,129)	$(3,875)	$8,277	$1,000	$(9,181)	$96
Class R4
Shares	476	20	(581)	(85)	425	73	(1,728)	(1,230)
Amount	$6,201	$257	$(7,620)	$(1,162)	$5,261	$868	$(21,129)	$(15,000)
Class R5
Shares	80	12	(186)	(94)	137	27	(363)	(199)
Amount	$1,045	$154	$(2,431)	$(1,232)	$1,686	$320	$(4,410)	$(2,404)
Total
Shares	6,730	546	(12,563)	(5,287)	9,912	1,678	(17,520)	(5,930)
Amount	$87,976	$7,052	$(164,270)	$(69,242)	$121,684	$19,980	$(214,550)	$(72,886)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	291	$3,813
For the Year Ended October 31, 2013	388	$4,786

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on

17

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

18

Hartford Moderate Allocation Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income (Loss) to Average Net Assets(D)

For the Year Ended October 31, 2014
A	$12.86	$0.09	$0.36	$0.45	$(0.13)	$(0.02)	$(0.15)	$13.16	3.54%	$462,724	0.55%	0.55%	0.69%
B	12.75	(0.01)	0.34	0.33	–	(0.02)	(0.02)	13.06	2.62	25,234	1.39	1.39	(0.06)
C	12.74	(0.01)	0.37	0.36	(0.03)	(0.02)	(0.05)	13.05	2.79	164,473	1.28	1.28	(0.04)
I	12.88	0.13	0.37	0.50	(0.20)	(0.02)	(0.22)	13.16	3.87	11,868	0.24	0.24	0.95
R3	12.74	0.04	0.35	0.39	(0.07)	(0.02)	(0.09)	13.04	3.11	38,607	0.88	0.88	0.34
R4	12.86	0.08	0.36	0.44	(0.12)	(0.02)	(0.14)	13.16	3.44	22,195	0.58	0.58	0.64
R5	12.89	0.13	0.36	0.49	(0.19)	(0.02)	(0.21)	13.17	3.79	9,133	0.28	0.28	0.97

For the Year Ended October 31, 2013
A	$12.00	$0.12	$1.07	$1.19	$(0.33)	$–	$(0.33)	$12.86	10.13%	$484,156	0.55%	0.55%	1.01%
B	11.93	0.05	1.04	1.09	(0.27)	–	(0.27)	12.75	9.31	42,407	1.37	1.37	0.38
C	11.93	0.03	1.06	1.09	(0.28)	–	(0.28)	12.74	9.34	174,647	1.28	1.28	0.27
I	11.99	0.14	1.10	1.24	(0.35)	–	(0.35)	12.88	10.53	9,649	0.24	0.24	1.18
R3	11.90	0.08	1.07	1.15	(0.31)	–	(0.31)	12.74	9.87	41,503	0.88	0.88	0.65
R4	11.99	0.17	1.02	1.19	(0.32)	–	(0.32)	12.86	10.18	22,776	0.58	0.58	1.36
R5	12.00	0.17	1.07	1.24	(0.35)	–	(0.35)	12.89	10.53	10,161	0.28	0.28	1.37

For the Year Ended October 31, 2012 (E)
A	$11.21	$0.11	$0.82	$0.93	$(0.14)	$–	$(0.14)	$12.00	8.41%	$473,562	0.55%	0.55%	0.99%
B	11.19	0.01	0.81	0.82	(0.08)	–	(0.08)	11.93	7.42	64,262	1.35	1.35	0.22
C	11.18	0.02	0.82	0.84	(0.09)	–	(0.09)	11.93	7.54	171,252	1.29	1.29	0.23
I	11.21	0.14	0.81	0.95	(0.17)	–	(0.17)	11.99	8.57	8,563	0.27	0.27	1.11
R3	11.14	0.07	0.81	0.88	(0.12)	–	(0.12)	11.90	7.94	38,637	0.89	0.89	0.57
R4	11.21	0.11	0.81	0.92	(0.14)	–	(0.14)	11.99	8.31	35,982	0.58	0.58	0.93
R5	11.21	0.14	0.82	0.96	(0.17)	–	(0.17)	12.00	8.63	11,846	0.28	0.28	1.25

For the Year Ended October 31, 2011 (E)
A	$11.03	$0.17	$0.21	$0.38	$(0.20)	$–	$(0.20)	$11.21	3.39%	$501,962	0.54%	0.54%	1.45%
B	11.00	0.07	0.22	0.29	(0.10)	–	(0.10)	11.19	2.64	78,784	1.33	1.33	0.66
C	10.99	0.08	0.22	0.30	(0.11)	–	(0.11)	11.18	2.72	167,049	1.28	1.28	0.71
I	11.02	0.19	0.23	0.42	(0.23)	–	(0.23)	11.21	3.81	5,333	0.24	0.24	1.72
R3	10.96	0.13	0.21	0.34	(0.16)	–	(0.16)	11.14	3.12	29,124	0.88	0.88	1.06
R4	11.02	0.17	0.21	0.38	(0.19)	–	(0.19)	11.21	3.46	36,188	0.57	0.57	1.33
R5	11.03	0.19	0.22	0.41	(0.23)	–	(0.23)	11.21	3.67	11,208	0.27	0.27	1.73

See Portfolio Turnover information on the next page.

19

Hartford Moderate Allocation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income (Loss) to Average Net Assets(D)

For the Year Ended October 31, 2010 (E)
A	$9.79	$0.15	$1.24	$1.39	$(0.15)	$–	$(0.15)	$11.03	14.33%	$519,328	0.54%	0.54%	1.48%
B	9.76	0.07	1.24	1.31	(0.07)	–	(0.07)	11.00	13.44	91,904	1.35	1.35	0.68
C	9.75	0.08	1.24	1.32	(0.08)	–	(0.08)	10.99	13.55	175,611	1.29	1.29	0.74
I	9.78	0.18	1.24	1.42	(0.18)	–	(0.18)	11.02	14.65	3,685	0.28	0.28	1.73
R3	9.74	0.13	1.23	1.36	(0.14)	–	(0.14)	10.96	14.02	18,235	0.88	0.88	1.06
R4	9.78	0.15	1.24	1.39	(0.15)	–	(0.15)	11.02	14.32	19,647	0.58	0.58	1.45
R5	9.79	0.18	1.24	1.42	(0.18)	–	(0.18)	11.03	14.64	13,874	0.28	0.28	1.76

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	28%
For the Year Ended October 31, 2013	21
For the Year Ended October 31, 2012	79
For the Year Ended October 31, 2011	36
For the Year Ended October 31, 2010	25

20

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Moderate Allocation Fund (formerly The Hartford Balanced Allocation Fund) (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Moderate Allocation Fund (formerly The Hartford Balanced Allocation Fund) of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota December 18, 2014

21

Hartford Moderate Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

22

Hartford Moderate Allocation Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

23

Hartford Moderate Allocation Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

Hartford Moderate Allocation Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

25

Hartford Moderate Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio(A)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,001.20	$2.76	$1,000.00	$1,022.45	$2.79	0.55%	184	365
Class B	$1,000.00	$996.90	$6.97	$1,000.00	$1,018.23	$7.04	1.38	184	365
Class C	$1,000.00	$998.50	$6.45	$1,000.00	$1,018.75	$6.51	1.28	184	365
Class I	$1,000.00	$1,003.50	$1.21	$1,000.00	$1,023.99	$1.23	0.24	184	365
Class R3	$1,000.00	$999.20	$4.46	$1,000.00	$1,020.74	$4.51	0.88	184	365
Class R4	$1,000.00	$1,001.30	$2.95	$1,000.00	$1,022.26	$2.98	0.58	184	365
Class R5	$1,000.00	$1,003.30	$1.43	$1,000.00	$1,023.78	$1.45	0.28	184	365

(A)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.

26

Hartford Moderate Allocation Fund
Shareholder Meeting Results (Unaudited)

A special meeting of shareholders of the Fund was held on April 4, 2014, which was adjourned until May 9, 2014 (“Shareholder Meeting”). Each of the three proposals listed below were approved by shareholders. The final results of the Shareholder Meeting are reported below.

Proposal one:

The ratification and approval of the sub-advisory agreement between HFMC, the investment manager of the Fund, and Wellington Management pursuant to which Wellington Management serves as the sub-adviser to the Fund and manages the Fund's assets.

For	Against	Abstain	Uninstructed
22,099,467.825	979,550.245	1,793,879.600	5,915,507.000

Proposal two:

The approval of the retention of fees paid and the payment of fees payable by Hartford Investment Financial Services, LLC, the Fund’s former investment manager, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Fund.

For	Against	Abstain	Uninstructed
21,850,416.330	1,151,043.257	1,871,438.083	5,915,507.000

Proposal three:

The authorization of HFMC to select and contract with sub-advisers that are not affiliated with HFMC or the Fund (other than by reason of serving as a sub-adviser to one or more Hartford-sponsored mutual funds) and to materially amend investment sub-advisory agreements without obtaining shareholder approval.

For	Against	Abstain	Uninstructed
21,201,030.200	1,793,032.829	1,878,834.641	5,915,507.000

27

Hartford Moderate Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Moderate Allocation Fund (formerly The Hartford Balanced Allocation Fund) (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment

28

Hartford Moderate Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and in the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1- and 3-year periods and above its blended custom benchmark for the 5-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company, LLP as sub-adviser in 2012.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

29

Hartford Moderate Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

30

Hartford Moderate Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

Hartford Moderate Allocation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fund of Funds Risk:The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

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This notice describes how we collect, disclose, and protect Personal Information.

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We may obtain Personal Information from:

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This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-MAL14 12/14 113962-3 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD MULTI-ASSET INCOME FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

Hartford Multi-Asset Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Multi-Asset Income Fund inception 04/30/2014
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.

Performance Overview 4/30/14 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/14)

Since Inception▲
Multi-Asset Income A#	0.80%
Multi-Asset Income A##	-3.73%
Multi-Asset Income C#	0.37%
Multi-Asset Income C##	-0.62%
Multi-Asset Income I#	0.92%
Multi-Asset Income R3#	0.64%
Multi-Asset Income R4#	0.78%
Multi-Asset Income R5#	0.88%
Multi-Asset Income Y#	0.93%
BofAML Global High Yield Constrained Index	-0.87%
Credit Suisse Leveraged Loan Index	1.18%
JP Morgan Emerging Markets Bond Index Plus	3.81%
MSCI All Country World Index	2.63%
Multi-Asset Income Fund Blended Index	1.91%

▲	Inception: 04/30/2014. Cumulative returns not annualized.
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries with an investment grade foreign currency long-term debt rating (based on a composite of Moody's Investors Service, Inc. and Standard and Poor's Ratings Services). The index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

JP Morgan Emerging Markets Bond Index Plus (EMBI+) is JP Morgan's most liquid U.S. dollar emerging market debt benchmark, and tracks total returns for actively traded external debt instruments in emerging markets. Included in the EMBI+ are U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices.

Multi-Asset Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 30% MSCI All Country World Index, 23.4% Bank of America Merrill Lynch Global High Yield Constrained Index, 23.3% JP Morgan Emerging Markets Bond Index Plus and 23.3% Credit Suisse Leveraged Loan Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Multi-Asset Income Fund

 Manager Discussion

 October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Multi-Asset Income Class A	1.12%	1.25%
Multi-Asset Income Class C	1.87%	2.00%
Multi-Asset Income Class I	0.87%	1.00%
Multi-Asset Income Class R3	1.42%	1.55%
Multi-Asset Income Class R4	1.12%	1.25%
Multi-Asset Income Class R5	0.93%	0.95%
Multi-Asset Income Class Y	0.83%	0.85%

*	As shown in the Fund's most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	David J. Elliott, CFA	Campe Goodman, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of the Hartford Multi-Asset Income Fund returned 0.80%, before sales charge, for the period April 30, 2014 (commencement of operations) through October 31, 2014, underperforming the Fund’s blended benchmark (30% MSCI All Country World Index, 23.4% Bank of America Merrill Lynch Global High Yield Constrained Index, 23.3% JP Morgan Emerging Markets Bond Index Plus and 23.3% Credit Suisse Leveraged Loan Index) which returned 1.91% for the same period. The Fund also underperformed the 5.48% average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%. For the same period, the MSCI All Country World Index returned 2.63%, the Bank of America Merrill Lynch Global High Yield Constrained Index returned -0.87%, the JP Morgan Emerging Markets Bond Index Plus returned 3.81%, and the Credit Suisse Leveraged Loan Index returned 1.18%.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter gross domestic product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated Fed interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property

3

Hartford Multi-Asset Income Fund

 Manager Discussion – (continued)

 October 31, 2014 (Unaudited)

slump and poor GDP readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the ECB and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. Despite these positives, many market participants found ample reason to reassess their risk appetites (i.e. reduce risks), given the strong performance in recent years. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks.

The Fund’s opportunistic allocation to Greek government bonds was the primary driver of benchmark-relative underperformance during the period. Falling Greek government bond prices reflected elevated fears about European deflation as well as Greek-specific worries on the political front and regarding the capital adequacy of the banking sector. Offsetting this partially were our opportunistic allocations to Master Limited Parterships (MLPs) and security selection within our global income low volatility equities, which contributed to relative returns over the period. MLPs posted strong gains while Infrastructure equities were a modest drag on performance reflecting the broader weakness in yield-oriented equities. MLPs as an asset class have delivered strong performance in recent years and are trading above their historical valuation range.

Our primary fixed income allocation, the multi-sector credit portfolio managed by Campe Goodman, also added value over the period. The multi-sector credit portfolio seeks to generate high income and total return from a broadly diversified portfolio of credit instruments. Our exposure within high yield credit was the largest contributor to relative performance over the period while bank loans partially offset this positive performance.

We tactically managed exposures to high yield credit, investment grade credit and commercial mortgage backed securities through credit default swap index exposure, which contributed positively to overall performance. Additionally, we utilized derivatives in the Fund to tactically manage duration.

What is the outlook?

We believe the global cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We believe that the U.S. economy is on track for a self-sustaining expansion. After three years of fiscal consolidation, this policy drag is starting to fade, which we believe should support growth. Meanwhile, investment spending appears to be picking up. Wage trends and inflation appear to have been quite muted in the U.S., yet below the surface it appears that U.S. firms are having a tougher time finding qualified labor, which we believe suggests that wages will rise in 2015 with an improving labor market.

Reflecting these trends, we retain a constructive view on capital markets and risk assets. At the end of the period, our opportunistic allocations remained in MLPs, infrastructure equities and Greek government debt, all of which we believe continue to offer attractive income opportunities. At the end of the period, the Fund’s fixed income allocation was at 78%, slightly above the Fund’s 70% strategic allocation.

4

Hartford Multi-Asset Income Fund

 Manager Discussion – (continued)

 October 31, 2014 (Unaudited)

Diversification by Country
as of October 31, 2014

Percentage of
Country	Net Assets
Angola	0.2%
Argentina	0.4
Armenia	0.1
Australia	0.7
Azerbaijan	0.3
Belgium	0.5
Brazil	1.8
British Virgin Islands	0.5
Canada	1.9
China	0.8
Colombia	0.9
Costa Rica	0.2
Croatia	0.1
Czech Republic	0.1
Denmark	0.1
Dominican Republic	0.2
Finland	0.1
France	1.9
Germany	0.7
Greece	3.3
Hong Kong	0.9
Hungary	0.2
India	0.3
Indonesia	1.1
Ireland	0.4
Israel	0.8
Italy	0.3
Japan	1.4
Kazakhstan	0.2
Kenya	0.0
Lithuania	0.3
Luxembourg	1.5
Malaysia	0.3
Marshall Islands	0.1
Mexico	1.9
Netherlands	0.4
New Zealand	0.0
Nigeria	0.3
Norway	0.2
Panama	0.1
Peru	0.3
Philippines	0.4
Poland	0.0
Romania	0.5
Russia	1.4
Singapore	0.2
South Africa	0.4
South Korea	0.1
Spain	2.6
Sweden	0.1
Switzerland	1.2
Taiwan	0.5
Thailand	0.2
Turkey	1.2
Ukraine	0.3
United Kingdom	3.3
Uruguay	0.4
Venezuela	0.3
United States	66.3
Short-Term Investments	2.2
Purchased Options	0.0
Other Assets and Liabilities	(7.4)
Total	100.0%

Credit Exposure
as of October 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	8.4%
A	0.3
Baa/ BBB	8.9
Ba/ BB	17.9
B	27.3
Caa/ CCC or Lower	12.3
Not Rated	4.0
Non-Debt Securities and Other Short-Term Instruments	28.3
Other Assets and Liabilities	(7.4)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type
as of October 31, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	26.0%
Preferred Stocks	0.1
Total	26.1%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	10.8%
Corporate Bonds	16.7
Foreign Government Obligations	14.0
Municipal Bonds	0.4
Senior Floating Rate Interests	28.6
U.S. Government Agencies	8.6
Total	79.1%
Short-Term Investments	2.2
Purchased Options	0.0
Other Assets and Liabilities	(7.4)
Total	100.0%

5

Hartford Multi-Asset Income Fund

Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 10.8%
		Finance and Insurance - 10.8%
		Adjustable Rate Mortgage Trust
	$79	0.42%, 11/25/2035 Δ	$73
		Banc of America Funding Corp.
	723	0.39%, 02/20/2047 Δ	623
		Bear Stearns Adjustable Rate Mortgage Trust
	457	4.99%, 06/25/2047 Δ	408
		Bear Stearns Alt-A Trust
	103	0.47%, 08/25/2036 Δ	78
	466	0.63%, 02/25/2036 Δ	385
	88	0.67%, 11/25/2035 Δ	72
	69	2.63%, 09/25/2035 Δ	63
	226	2.70%, 08/25/2036 Δ	165
		CHL Mortgage Pass-Through Trust
	590	0.49%, 03/25/2035 Δ	509
	731	2.42%, 06/20/2035 Δ	701
		Countrywide Alternative Loan Trust
	42	0.29%, 04/25/2047 Δ	35
	270	0.42%, 01/25/2036 Δ	240
	966	0.60%, 04/25/2037 Δ	647
	487	0.65%, 12/25/2035 Δ	350
		Countrywide Home Loans, Inc.
	809	4.87%, 11/20/2035 Δ	726
	187	5.75%, 08/25/2037	179
		Downey S & L Association Mortgage Loan Trust
	62	1.04%, 03/19/2046 Δ	48
		GSAA Home Equity Trust
	1,099	0.22%, 12/25/2046 Δ	625
	157	0.24%, 12/25/2036 Δ	78
	907	0.38%, 04/25/2047 Δ	582
	953	0.45%, 03/25/2036 Δ	672
	71	0.47%, 04/25/2047 Δ	46
	493	5.98%, 06/25/2036	289
		GSR Mortgage Loan Trust
	656	2.74%, 01/25/2036 Δ	607
		Harborview Mortgage Loan Trust
	96	0.40%, 03/19/2036 Δ	70
	488	0.51%, 01/19/2035 Δ	341
		Home Equity Loan Trust
	625	0.31%, 04/25/2037 Δ	430
	336	2.45%, 11/25/2035 Δ	316
		IndyMac Index Mortgage Loan Trust
	86	0.35%, 10/25/2036 Δ	74
	197	0.39%, 07/25/2035 Δ	175
		JP Morgan Chase Commercial Mortgage Securities Corp.
	100	4.00%, 08/15/2046 ■	87
		JP Morgan Mortgage Trust
	121	2.71%, 05/25/2036 Δ	107
		Lehman XS Trust
	46	0.41%, 11/25/2035 Δ	32
		Luminent Mortgage Trust
	432	0.35%, 02/25/2046 Δ	317
	747	0.39%, 04/25/2036 Δ	502
		Master Adjustable Rate Mortgages Trust
	369	0.39%, 05/25/2037 Δ	250
		Morgan Stanley ABS Capital I
	568	0.30%, 06/25/2036 Δ	416
		Morgan Stanley BAML Trust
	90	4.50%, 08/15/2045 ■	69
		Morgan Stanley Mortgage Loan Trust
	608	2.59%, 05/25/2036 Δ	441
		RBSGC Mortage Pass Through Certificates
	362	6.25%, 01/25/2037	339
		Residential Accredit Loans, Inc.
	370	0.37%, 02/25/2046 Δ	177
	592	1.41%, 11/25/2037 Δ	377
		Residential Funding Mortgage Securities, Inc.
	592	6.00%, 07/25/2037	537
		Sequoia Mortgage Trust
	252	0.43%, 01/20/2035 ╦Δ	241
		Structured Adjustable Rate Mortgage Loan Trust
	99	0.34%, 07/25/2037 Δ	73
		UBS-Barclays Commercial Mortgage Trust
	60	4.23%, 03/10/2046 ■Δ	50
		WaMu Mortgage Pass-Through Certificates
	445	1.10%, 07/25/2046 Δ	378
	590	4.61%, 08/25/2036 Δ	540
		Washington Mutual, Inc.
	529	0.94%, 12/25/2046 Δ	434
		Wells Fargo Alternative Loan Trust
	165	2.60%, 12/28/2037 Δ	132
		Wells Fargo Mortgage Backed Securities Trust
	150	2.49%, 10/25/2036 Δ	139
		WF-RBS Commercial Mortgage Trust
	46	5.00%, 04/15/2045 ■	35
			15,280

		Total Asset and Commercial Mortgage Backed Securities
		(Cost $15,559)	$15,280

Corporate Bonds - 16.7%
		Accommodation and Food Services - 0.1%
		NH Hoteles S.A.
EUR	100	6.88%, 11/15/2019 ■	133

		Administrative, Support, Waste Management and Remediation Services - 0.5%
		ADT (The) Corp.
	$350	6.25%, 10/15/2021	$368
		Casella Waste Systems, Inc.
	50	7.75%, 02/15/2019	51
		Clean Harbors, Inc.
	120	5.25%, 08/01/2020	123
		Equinix, Inc.
	99	5.38%, 04/01/2023	102
		ServiceMaster (The) Co.
	76	7.00%, 08/15/2020	80
			724
		Arts, Entertainment and Recreation - 0.4%
		AMC Entertainment, Inc.
	40	9.75%, 12/01/2020	44
		CCO Holdings LLC
	75	5.25%, 09/30/2022	75
	70	5.75%, 09/01/2023	72
	65	6.63%, 01/31/2022	69
		Cequel Communications Holdings I LLC
	55	5.13%, 12/15/2021 ■	54

The accompanying notes are an integral part of these financial statements.

6

Hartford Multi-Asset Income Fund

 Schedule of Investments – (continued)

 October 31, 2014

 (000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 16.7% - (continued)
		Arts, Entertainment and Recreation - 0.4% - (continued)
		Emdeon, Inc.
	$40	11.00%, 12/31/2019	$44
		Gannett Co., Inc.
	30	4.88%, 09/15/2021 ■	30
	70	5.13%, 10/15/2019	73
	5	5.50%, 09/15/2024 ■	5
	20	6.38%, 10/15/2023	22
		Gray Television, Inc.
	35	7.50%, 10/01/2020	37
		Sirius XM Radio, Inc.
	40	4.25%, 05/15/2020 ■	40
			565
		Chemical Manufacturing - 0.2%
		Faenza Acquisition Gmbh
EUR	100	8.25%, 08/15/2021 §	134
		Hexion U.S. Finance Corp.
	20	6.63%, 04/15/2020	20
		Ineos Group Holdings plc
EUR	100	6.50%, 08/15/2018 §	127
			281
		Computer and Electronic Product Manufacturing - 0.2%
		CDW Escrow Corp.
	25	8.50%, 04/01/2019	26
		CDW LLC / CDW Finance Corp.
	65	6.00%, 08/15/2022	69
		Freescale Semiconductor, Inc.
	105	6.00%, 01/15/2022 ■	108
		Lucent Technologies, Inc.
	110	6.45%, 03/15/2029	106
			309
		Construction - 0.3%
		K Hovnanian Enterprises, Inc.
	50	7.00%, 01/15/2019 ■	49
	35	8.00%, 11/01/2019 ■	35
		KB Home
	95	7.00%, 12/15/2021	102
		Lennar Corp.
	40	4.75%, 11/15/2022	40
		M/I Homes, Inc.
	20	3.00%, 03/01/2018 β	20
		MPH Acquisition Holdings LLC
	30	6.63%, 04/01/2022 ■	31
		Paragon Offshore plc
	70	6.75%, 07/15/2022 ■	53
		Ply Gem Industries, Inc.
	40	6.50%, 02/01/2022	39
			369
		Electrical Equipment and Appliance Manufacturing - 0.0%
		Sensata Technologies B.V.
	20	5.63%, 11/01/2024 ■	21

		Fabricated Metal Product Manufacturing - 0.0%
		Entegris, Inc.
	50	6.00%, 04/01/2022 ■	51

		Finance and Insurance - 7.3%
		Ally Financial, Inc.
	85	5.13%, 09/30/2024	88

		Banco Bilbao Vizcaya Argentaria S.A.
EUR	600	7.00%, 12/29/2049 §	771
	400	9.00%, 05/09/2018 §♠	433
		Banco do Brasil
	221	6.25%, 04/15/2024 §♠	173
		Banco Santander S.A.
EUR	900	6.25%, 03/12/2049 §	1,104
		Bank of Ireland
EUR	100	10.00%, 07/30/2016 §	135
		Barclays Bank plc
EUR	400	8.00%, 12/15/2049	520
	425	8.25%, 12/15/2018 ♠β	439
		Brazil Minas SPE via State of Minas Gerais
	200	5.33%, 02/15/2028 §	201
		CIT Group, Inc.
	500	5.50%, 02/15/2019 ■	533
		Credit Agricole S.A.
EUR	175	6.50%, 06/23/2049 §	223
	200	8.13%, 09/19/2033 ■	227
		Credit Suisse Group AG
EUR	200	5.75%, 09/18/2025 §	279
		Development Bank of Kazakhstan JSC
	200	4.13%, 12/10/2022 ╦§	189
		HSBC Holdings plc
	325	5.63%, 01/17/2020 ╦♠	330
		Lloyds Banking Group plc
EUR	325	6.38%, 06/27/2049 §	421
GBP	200	7.00%, 12/29/2049 §	319
		Nationstar Mortgage LLC
	80	7.88%, 10/01/2020	79
		Nationwide Building Society
GBP	385	6.88%, 03/11/2049 §	602
		Navient Corp.
	350	8.45%, 06/15/2018	400
		Provident Funding Associates L.P.
	135	6.75%, 06/15/2021 ■	135
		Royal Bank of Scotland Group plc
	270	6.13%, 12/15/2022	292
	100	7.64%, 09/27/2017 ♠Δ	106
		RZD Capital Ltd.
	525	5.70%, 04/05/2022 ╦§	521
		Societe Generale
	225	6.00%, 01/27/2020 ■♠	212
EUR	125	6.75%, 04/07/2049 §	157
	820	8.25%, 11/29/2018 §♠	867
		SoftBank Corp.
EUR	100	4.63%, 04/15/2020 §	135
		TMX Finance LLC
	55	8.50%, 09/15/2018 ■	54
		UniCredit S.p.A.
	200	8.00%, 06/03/2024 §♠	200
		Yasar Holdings
	220	8.88%, 05/06/2020 ■☼	220
			10,365
		Food Manufacturing - 0.4%
		ESAL GmbH
	200	6.25%, 02/05/2023 §	204
		Grupo Bimbo S.A.B. de C.V.
	405	4.88%, 06/27/2044 ■	397
			601

The accompanying notes are an integral part of these financial statements.

7

Hartford Multi-Asset Income Fund

 Schedule of Investments – (continued)

 October 31, 2014

 (000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 16.7% - (continued)
		Food Services - 0.1%
		ARAMARK Corp.
	$70	5.75%, 03/15/2020	$73
		CEC Entertainment, Inc.
	20	8.00%, 02/15/2022 ■	19
			92
		Health Care and Social Assistance - 1.0%
		Alere, Inc.
	80	6.50%, 06/15/2020	83
		AmSurg Corp.
	25	5.63%, 07/15/2022 ■	26
		Biomet, Inc.
	40	6.50%, 08/01/2020	43
		Community Health Systems, Inc.
	145	5.13%, 08/01/2021	151
	40	6.88%, 02/01/2022	43
	140	7.13%, 07/15/2020	152
		Cubist Pharmaceuticals
	20	1.88%, 09/01/2020 β	23
		Envision Healthcare Corp.
	10	5.13%, 07/01/2022 ■	10
		HCA Holdings, Inc.
	50	6.25%, 02/15/2021	54
	20	7.50%, 11/15/2095	19
		HCA, Inc.
	340	6.50%, 02/15/2020	380
		InVentiv Health, Inc.
	25	9.00%, 01/15/2018 ■	26
		Pinnacle Merger Sub, Inc.
	60	9.50%, 10/01/2023 ■	65
		Salix Pharmaceuticals Ltd.
	110	6.00%, 01/15/2021 ■	119
		Tenet Healthcare Corp.
	70	5.00%, 03/01/2019 ■	70
	50	8.13%, 04/01/2022	57
		Wellcare Health Plans, Inc.
	75	5.75%, 11/15/2020	77
			1,398
		Information - 2.0%
		Activision Blizzard, Inc.
	132	5.63%, 09/15/2021 ■	140
	10	6.13%, 09/15/2023 ■	11
		Altice Financing S.A.
EUR	100	6.50%, 01/15/2022 §	129
		Audatex North America, Inc.
	50	6.00%, 06/15/2021 ■	53
		DISH DBS Corp.
	380	6.75%, 06/01/2021	422
	25	7.88%, 09/01/2019	29
		First Data Corp.
	60	6.75%, 11/01/2020 ■	64
	45	8.25%, 01/15/2021 §	49
	14	14.50%, 09/24/2019 ■Þ	15
		Harron Communications L.P.
	30	9.13%, 04/01/2020 ■	33
		Infor Software Parent LLC
	85	7.13%, 05/01/2021 ■	86
		Infor US, Inc.
	25	9.38%, 04/01/2019	27
		Intelsat Jackson Holdings S.A.
	60	7.50%, 04/01/2021	65
		Intelsat Luxembourg S.A.
	130	7.75%, 06/01/2021	136
		Level 3 Escrow, Inc.
	50	5.38%, 08/15/2022 ■	51
		Level 3 Financing, Inc.
	80	7.00%, 06/01/2020	85
		MetroPCS Wireless, Inc.
	70	6.63%, 11/15/2020	74
		Nara Cable Funding Ltd.
EUR	100	8.88%, 12/01/2018 §	131
		Sprint Communications, Inc.
	90	9.00%, 11/15/2018 ■	106
		Sprint Corp.
	110	7.25%, 09/15/2021 ■	116
		Syniverse Holdings, Inc.
	30	9.13%, 01/15/2019	32
		T-Mobile USA, Inc.
	230	6.46%, 04/28/2019	240
	215	6.63%, 04/28/2021	226
		Unitymedia Hessen GmbH & Co.
EUR	100	5.75%, 01/15/2023 §	136
		UPCB Finance V Ltd.
	150	7.25%, 11/15/2021 ■	165
		Verint Systems, Inc.
	22	1.50%, 06/01/2021 β	25
		Wind Acquisition Finance S.A.
EUR	100	4.00%, 07/15/2020 ■	123
		Windstream Corp.
	50	7.75%, 10/15/2020	53
	30	7.88%, 11/01/2017	34
			2,856
		Machinery Manufacturing - 0.2%
		Case New Holland Industrial, Inc.
	290	7.88%, 12/01/2017	326

		Mining - 0.8%
		ABJA Investment Co. Pte Ltd.
	415	5.95%, 07/31/2024 §	422
		AK Steel Corp.
	130	7.63%, 05/15/2020 - 10/01/2021	131
		FMG Resources Aug 2006
	240	6.88%, 04/01/2022 ■	248
		Peabody Energy Corp.
	210	6.50%, 09/15/2020	200
		Steel Dynamics, Inc.
	40	5.13%, 10/01/2021 ■	41
	105	5.50%, 10/01/2024 ■	111
			1,153
		Motor Vehicle and Parts Manufacturing - 0.1%
		General Motors Co.
	25	4.88%, 10/02/2023	27
	135	6.25%, 10/02/2043	160
			187
		Nonmetallic Mineral Product Manufacturing - 0.4%
		Ardagh Packaging Finance plc
EUR	100	9.25%, 10/15/2020 §	134
		Cemex Finance LLC
	200	7.25%, 01/15/2021 ■	216
		HeidelbergCement Finance Luxembourg S.A.
EUR	30	8.50%, 10/31/2019 §	49

The accompanying notes are an integral part of these financial statements.

8

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 16.7% - (continued)
		Nonmetallic Mineral Product Manufacturing - 0.4% - (continued)
		Union Andina de Cementos SAA
	$155	5.88%, 10/30/2021 ■	$157
			556
		Other Services - 0.2%
		Abengoa Finance
EUR	100	6.00%, 03/31/2021 §	122
		Cardtronics, Inc.
	65	5.13%, 08/01/2022 ■	65
		Service Corp. International
	20	7.63%, 10/01/2018	22
			209
		Paper Manufacturing - 0.2%
		Clearwater Paper Corp.
	60	5.38%, 02/01/2025 ■	61
		Graphic Packaging International
	60	4.88%, 11/15/2022 ☼	60
		Smurfit Kappa Acquisitions
EUR	100	4.13%, 01/30/2020 §	132
			253
		Petroleum and Coal Products Manufacturing - 0.7%
		Antero Resources Finance Corp.
	70	6.00%, 12/01/2020	73
		Bonanza Creek Energy, Inc.
	25	6.75%, 04/15/2021	25
		California Resources Corp.
	10	5.00%, 01/15/2020 ■	10
	25	5.50%, 09/15/2021 ■	25
	40	6.00%, 11/15/2024 ■	41
		Cobalt International Energy, Inc.
	20	2.63%, 12/01/2019 β	15
		Concho Resources, Inc.
	5	5.50%, 10/01/2022	5
		Denbury Resources, Inc.
	115	5.50%, 05/01/2022	113
		Diamondback Energy, Inc.
	50	7.63%, 10/01/2021	53
		Everest Acquisition LLC
	60	9.38%, 05/01/2020	66
		Pertamina Persero PT
	200	5.63%, 05/20/2043 ╦§	192
		Petroleos de Venezuela S.A.
	50	6.00%, 11/15/2026 §	25
	40	8.50%, 11/02/2017 §	30
		Rosetta Resources, Inc.
	40	5.63%, 05/01/2021	39
		Tesoro Corp.
	75	5.13%, 04/01/2024	75
		Tesoro Logistics L.P.
	35	5.50%, 10/15/2019 ■	36
	55	6.25%, 10/15/2022 ■	57
		WPX Energy, Inc.
	90	5.25%, 09/15/2024 ☼	88
	75	6.00%, 01/15/2022	78
			1,046
		Pipeline Transportation - 0.1%
		El Paso Corp.
	25	7.00%, 06/15/2017	28
		Energy Transfer Equity L.P.
	40	7.50%, 10/15/2020	46
		Southern Star Central Corp.
	10	5.13%, 07/15/2022 ■	10
			84
		Plastics and Rubber Products Manufacturing - 0.1%
		Associated Materials LLC
	40	9.13%, 11/01/2017	39
		Nortek, Inc.
	50	8.50%, 04/15/2021	54
			93
		Primary Metal Manufacturing - 0.2%
		ArcelorMittal
	15	7.25%, 03/01/2041	15
	25	7.50%, 10/15/2039	27
		United States Steel Corp.
	190	7.38%, 04/01/2020	213
			255
		Printing and Related Support Activities - 0.1%
		Quad Graphics, Inc.
	70	7.00%, 05/01/2022 ■	67

		Professional, Scientific and Technical Services - 0.0%
		Getty Images, Inc.
	60	7.00%, 10/15/2020 ■	46

		Real Estate, Rental and Leasing - 0.3%
		International Lease Finance Corp.
	200	5.88%, 04/01/2019	215
	155	6.25%, 05/15/2019	170
			385
		Retail Trade - 0.5%
		99 Cents Only Stores
	50	11.00%, 12/15/2019	54
		Albertson's Holdings LLC
	50	7.75%, 10/15/2022 ■	49
		Building Materials Corp.
	205	5.38%, 11/15/2024 ■☼	206
		GRD Holding III Corp.
	50	10.75%, 06/01/2019 ■	55
		Group 1 Automotive, Inc.
	55	5.00%, 06/01/2022 ■	54
		Michaels Stores, Inc.
	40	5.88%, 12/15/2020 ■	41
		Party City Holdings, Inc.
	40	8.88%, 08/01/2020	43
		PC Nextco Holdings LLC/PC Nextco Finance, Inc.
	50	8.75%, 08/15/2019	51
		Sotheby's
	125	5.25%, 10/01/2022 §	123
			676
		Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
		Sun Products Corp.
	60	7.75%, 03/15/2021 ■	44

		Transportation Equipment Manufacturing - 0.1%
		Huntington Ingalls Industries, Inc.
	170	7.13%, 03/15/2021	183

The accompanying notes are an integral part of these financial statements.

9

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 16.7% - (continued)
		Utilities - 0.2%
		Dolphin Subsidiary II, Inc.
	$150	7.25%, 10/15/2021	$160
		National Power Corp.
	70	9.63%, 05/15/2028 ╦	105
		Texas Competitive Electric Holdings Co. LLC
	70	11.50%, 10/01/2020 §Ϫ	56
			321
		Wholesale Trade - 0.0%
		Dynegy, Inc.
	15	7.38%, 11/01/2022 ■	16
	10	7.63%, 11/01/2024 ■	10
			26
		Total Corporate Bonds
		(Cost $24,364)	$23,675

Foreign Government Obligations - 14.0%
		Angola - 0.2%
		Angola (Republic of)
	$250	7.00%, 08/16/2019 §	$267

		Argentina - 0.4%
		Argentina (Republic of)
	520	0.00%, 04/17/2017 - 05/07/2024 ●	472
	100	8.75%, 06/02/2017	88
			560
		Armenia - 0.1%
		Armenia (Republic of)
	200	6.00%, 09/30/2020 §	209

		Azerbaijan - 0.3%
		Azerbaijan (Republic of)
	400	4.75%, 03/13/2023 §	397

		Brazil - 1.1%
		Brazil (Federative Republic of)
	400	5.00%, 01/27/2045 ╦	392
	100	5.63%, 01/07/2041 ╦	108
	125	6.00%, 01/17/2017 ╦	137
	19	8.00%, 01/15/2018 ╦	21
	150	8.25%, 01/20/2034 ╦	208
BRL	2,140	9.70%, 09/01/2020 ○	$555
	100	11.00%, 08/17/2040 ╦	108
			1,529
		Colombia - 0.9%
		Colombia (Republic of)
	200	4.38%, 07/12/2021 ╦	213
	100	6.13%, 01/18/2041 ╦	120
	125	7.38%, 09/18/2037 ╦	169
	290	10.38%, 01/28/2033 ╦	455
	225	11.75%, 02/25/2020 ╦	320
			1,277
		Costa Rica - 0.2%
		Costa Rica (Republic of)
	300	5.63%, 04/30/2043 §	262

		Croatia - 0.1%
		Croatia (Republic of)
	125	6.63%, 07/14/2020	139

		Dominican Republic - 0.2%
		Dominican (Republic of)
DOP	10,000	11.50%, 05/10/2024 ■	233

		Greece - 3.2%
		Greece (Republic of)
EUR	6,615	2.00%, 02/24/2028 - 02/24/2042 §	4,554
			4,554
		Hungary - 0.2%
		Hungary (Republic of)
	200	4.00%, 03/25/2019	205
	75	6.25%, 01/29/2020	84
			289
		Indonesia - 0.9%
		Indonesia (Republic of)
	150	5.88%, 03/13/2020 ╦§	168
	275	6.63%, 02/17/2037 ╦§	321
	100	6.88%, 01/17/2018 ╦§	113
	175	7.75%, 01/17/2038 ╦§	230
IDR	3,400,000	8.38%, 03/15/2024	288
	175	8.50%, 10/12/2035 ╦§	244
			1,364
		Lithuania - 0.3%
		Lithuania (Republic of)
	125	5.13%, 09/14/2017 §	137
	100	6.13%, 03/09/2021 §	117
	150	7.38%, 02/11/2020 §	181
			435
		Mexico - 1.5%
		Mexico (United Mexican States)
	125	3.50%, 01/21/2021	129
	450	3.63%, 03/15/2022	461
MXN	5,809	4.00%, 06/13/2019 ◄	477
	50	5.55%, 01/21/2045	57
	424	5.75%, 10/12/2110	449
	100	6.05%, 01/11/2040	121
	175	6.63%, 03/03/2015	178
	125	6.75%, 09/27/2034	161
	50	8.30%, 08/15/2031	74
			2,107
		Nigeria - 0.3%
		Nigeria (Republic of)
NGN	75,000	13.05%, 08/16/2016	459

		Panama - 0.1%
		Panama (Republic of)
	100	9.38%, 04/01/2029 ╦	149

		Peru - 0.2%
		Peru (Republic of)
	75	6.55%, 03/14/2037 ╦	96
	100	8.38%, 05/03/2016 ╦	111
	85	8.75%, 11/21/2033 ╦	130
			337
		Philippines - 0.3%
		Philippines (Republic of)
	50	9.50%, 10/21/2024 ╦	74
	225	10.63%, 03/16/2025 ╦	356
			430

The accompanying notes are an integral part of these financial statements.

10

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 14.0% - (continued)
		Romania - 0.4%
		Romania (Republic of)
	$152	6.13%, 01/22/2044 ╦§	$178
	318	6.75%, 02/07/2022 ╦§	381
			559
		Russia - 0.9%
		Russia (Federation of)
RUB	11,100	7.50%, 02/27/2019 Δ	237
	524	7.50%, 03/31/2030 §‡	594
	250	12.75%, 06/24/2028 §	412
			1,243
		South Africa - 0.3%
		South Africa (Republic of)
ZAR	4,200	7.75%, 02/28/2023	382

		Turkey - 1.0%
		Turkey (Republic of)
	100	5.63%, 03/30/2021	109
	200	5.75%, 03/22/2024	221
	785	7.38%, 02/05/2025 ‡	970
	100	7.50%, 07/14/2017	113
			1,413
		Ukraine - 0.3%
		Ukraine (Government of)
	225	6.88%, 09/23/2015 §	206
	200	7.80%, 11/28/2022 §	173
			379
		Uruguay - 0.4%
		Uruguay (Republic of)
UYU	8,541	4.25%, 04/05/2027 ◄	379
	45	4.50%, 08/14/2024 ╦	47
	100	5.10%, 06/18/2050 ╦	99
			525
		Venezuela - 0.2%
		Venezuela (Republic of)
	525	7.00%, 03/31/2038 §	302

		Total Foreign Government Obligations
		(Cost $21,240)	$19,800

Municipal Bonds - 0.4%
		Miscellaneous - 0.4%
		Puerto Rico Government Employees Retirement System
	$855	6.15%, 07/01/2038	$423
	300	6.20%, 07/01/2039	148
	120	6.55%, 07/01/2058	59
			630
		Total Municipal Bonds
		(Cost $646)	$630

Senior Floating Rate Interests ♦ - 28.6%
		Accommodation and Food Services - 0.2%
		Hilton Worldwide Holdings, Inc.
	$224	3.50%, 10/26/2020	$222

		Administrative, Support, Waste Management and Remediation Services - 1.8%
		Acosta Holdco, Inc.
	285	5.00%, 09/26/2021	285
		Brickman Group Holdings, Inc.
	728	4.00%, 12/18/2020	715
		Ipreo Holdings LLC
	160	4.25%, 08/06/2021	156
		PRA Holdings, Inc.
	995	4.50%, 09/23/2020	981
		ServiceMaster (The) Co.
	348	4.25%, 07/01/2021	345
			2,482
		Agriculture, Forestry, Fishing and Hunting - 0.3%
		U.S. Ecology, Inc.
	374	3.75%, 06/17/2021	372

		Arts, Entertainment and Recreation - 1.6%
		24 Hour Fitness Worldwide, Inc.
	264	4.75%, 05/28/2021	264
		Aristocrat Leisure Ltd.
	295	4.75%, 10/20/2021	293
		Formula One Holdings
	1,048	4.75%, 07/30/2021	1,039
	200	7.75%, 07/29/2022	199
		Scientific Games International, Inc.
	180	6.00%, 10/01/2021	176
		Templar Energy
	100	8.50%, 11/25/2020	90
		Univision Communications, Inc.
	274	4.00%, 03/01/2020	271
			2,332
		Beverage and Tobacco Product Manufacturing - 0.2%
		DE Master Blenders 1753 N.V.
	265	3.50%, 07/23/2021	262

		Chemical Manufacturing - 1.1%
		Exopack LLC
	352	5.25%, 05/08/2019	353
		Ferro Corp.
	225	4.00%, 07/30/2021	221
		Ineos US Finance LLC
	398	3.75%, 05/04/2018	393
		PQ Corp.
	398	4.00%, 08/07/2017	393
		Solenis International L.P.
	225	4.25%, 07/31/2021	222
			1,582
		Computer and Electronic Product Manufacturing - 1.4%
		CDW LLC
	473	3.25%, 04/29/2020	462
		Ceridian LLC
	147	4.12%, 05/09/2017	147
	153	4.50%, 05/09/2017	152
		Freescale Semiconductor, Inc.
	497	4.25%, 02/28/2020	490
		Vantiv LLC
	788	3.75%, 06/13/2021	781
			2,032
		Finance and Insurance - 2.0%
		Asurion LLC
	249	4.25%, 07/08/2020	245

The accompanying notes are an integral part of these financial statements.

11

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 28.6% - (continued)
	Finance and Insurance - 2.0% - (continued)
	Chrysler Group LLC
$821	3.50%, 05/24/2017	$816
	EFS Cogen Holdings I LLC
299	3.75%, 12/17/2020	296
	Interactive Data Corp.
509	4.75%, 05/02/2021	508
	ION Trading Technologies Ltd.
240	7.25%, 06/10/2022	236
	Sedgwick CMS Holdings, Inc.
463	3.75%, 03/01/2021	449
	Walter Investment Management Corp.
358	4.75%, 12/18/2020	337
		2,887
	Food Manufacturing - 1.1%
	Burger King Co.
210	4.50%, 10/27/2021	210
	Dole Food Co., Inc.
338	4.50%, 11/01/2018	336
	Roundy's Supermarkets, Inc.
378	5.75%, 03/03/2021	336
	U.S. Foodservice, Inc.
746	4.50%, 03/31/2019	743
		1,625
	Furniture and Related Product Manufacturing - 0.3%
	AOT Bedding Super Holdings LLC
484	4.25%, 10/01/2019	479

	Health Care and Social Assistance - 2.5%
	AmSurg Corp.
613	3.75%, 07/16/2021	608
	Catalent Pharma Solutions, Inc.
464	4.50%, 05/20/2021	463
	DaVita HealthCare Partners, Inc.
903	3.50%, 06/24/2021	894
	HCA, Inc.
398	2.98%, 05/01/2018	396
	Healogics, Inc.
160	5.25%, 07/01/2021	159
	IMS Health, Inc.
388	3.50%, 03/17/2021	383
	One Call Medical, Inc.
209	5.00%, 11/27/2020	208
	Ortho-Clinical Diagnostics, Inc.
239	4.75%, 06/30/2021	237
	STHI Holding Corp.
105	4.50%, 08/06/2021	104
	Surgery Center Holdings, Inc.
145	5.25%, 07/24/2020 ☼	145
		3,597
	Health Care Providers and Services - 0.5%
	Multiplan, Inc.
669	4.00%, 03/31/2021	658

	Information - 4.3%
	Cabovisao-Televisao Por Cabo S.A.
696	5.50%, 07/02/2019	700
	Charter Communications Operating LLC
298	3.00%, 01/03/2021	293
205	4.25%, 09/10/2021	206
	Emdeon, Inc.
359	3.75%, 11/02/2018	356
	First Data Corp.
1,240	3.65%, 03/23/2018	1,228
	Gray Television, Inc.
170	3.75%, 06/13/2021	167
	Intelsat Jackson Holdings S.A.
400	3.75%, 06/30/2019	396
	Kronos, Inc.
899	4.50%, 10/30/2019	895
	Level 3 Communications, Inc.
300	4.00%, 08/01/2019	298
	Level 3 Financing, Inc.
235	4.50%, 01/31/2022 ☼	236
	Novell, Inc.
505	7.25%, 11/22/2017	505
	Peak 10, Inc.
125	5.00%, 06/17/2021	124
	RedPrairie Corp.
320	6.00%, 12/21/2018	310
	West Corp.
220	3.25%, 06/30/2018	216
	Zayo Group LLC
129	4.00%, 07/02/2019	128
		6,058
	Mining - 1.2%
	American Rock Salt Holdings LLC
489	4.75%, 05/20/2021	484
	Arch Coal, Inc.
522	6.25%, 05/16/2018	460
	BWAY Holding Co.
224	5.50%, 08/14/2020	225
	Fortescue Metals Group Ltd.
497	3.75%, 06/30/2019	485
		1,654
	Miscellaneous Manufacturing - 1.0%
	Hamilton Sundstrand Corp.
471	4.00%, 12/13/2019	463
	Reynolds Group Holdings, Inc.
647	4.00%, 11/30/2018	643
	TransDigm Group, Inc.
324	3.75%, 06/04/2021	318
		1,424
	Motor Vehicle and Parts Manufacturing - 0.5%
	SRAM LLC
688	4.01%, 04/10/2020	674

	Other Services - 0.7%
	Apex Tool Group LLC
224	4.50%, 01/31/2020	212
	Gardner Denver, Inc.
406	4.25%, 07/30/2020	400
	Husky Injection Molding Systems Ltd.
219	4.25%, 06/30/2021	216
	Husky International Ltd.
135	7.25%, 06/30/2022	132
		960
	Petroleum and Coal Products Manufacturing - 2.0%
	American Energy-Marcellus LLC
375	5.25%, 08/04/2020	365

The accompanying notes are an integral part of these financial statements.

12

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 28.6% - (continued)
	Petroleum and Coal Products Manufacturing - 2.0% - (continued)
	Drillships Ocean Ventures, Inc.
$190	5.50%, 07/25/2021	$182
	Pacific Drilling S.A.
444	4.50%, 06/03/2018	425
	Paragon Offshore Finance Co.
465	3.75%, 07/16/2021	435
	Samson Investment Co.
410	5.00%, 09/25/2018	377
	Seadrill Ltd.
925	4.00%, 02/21/2021	873
	Seventy Seven Energy, Inc.
170	3.75%, 06/25/2021	165
		2,822
	Pipeline Transportation - 0.3%
	EP Energy LLC
426	4.50%, 04/30/2019	423

	Plastics and Rubber Products Manufacturing - 0.6%
	Berry Plastics Group, Inc.
488	3.75%, 01/06/2021	480
	Consolidated Container Co.
323	5.00%, 07/03/2019	319
		799
	Professional, Scientific and Technical Services - 0.4%
	Advantage Sales & Marketing, Inc.
550	4.25%, 07/23/2021	545

	Real Estate, Rental and Leasing - 0.3%
	International Lease Finance Corp.
345	3.50%, 03/06/2021	343
	Neff Corp.
125	7.25%, 06/09/2021	125
		468
	Retail Trade - 2.6%
	Albertson's LLC
440	4.50%, 08/25/2021 ☼	440
	American Tire Distributors, Inc.
124	5.75%, 06/01/2018	124
	BJ's Wholesale Club, Inc.
448	4.50%, 09/26/2019	443
	Hillman (The) Cos., Inc.
200	4.50%, 06/30/2021	198
	Lands' End, Inc.
433	4.25%, 04/04/2021	422
	Mauser-Werke GmbH
100	4.50%, 07/31/2021	99
	Metaldyne Performance Group, Inc.
195	4.50%, 10/20/2021 ☼	195
	Michaels Stores, Inc.
770	4.00%, 01/28/2020	760
	Neiman Marcus (The) Group, Inc.
796	4.25%, 10/25/2020	785
	Rite Aid Corp.
275	4.88%, 06/21/2021	274
		3,740
	Truck Transportation - 0.4%
	Nexeo Solutions LLC
298	5.00%, 09/09/2017	294
	Swift Transportation Co., Inc.
224	3.75%, 06/09/2021	222
		516
	Utilities - 0.8%
	Energy Future Holdings
315	4.25%, 06/19/2016	314
	La Frontera Generation LLC
190	4.50%, 09/30/2020	189
	NRG Energy, Inc.
398	2.75%, 07/01/2018	391
	Texas Competitive Electric Holdings Co. LLC
254	3.75%, 05/05/2016	255
		1,149
	Wholesale Trade - 0.5%
	Gates Global LLC
785	4.25%, 07/05/2021	775

	Total Senior Floating Rate Interests
	(Cost $41,130)	$40,537

U.S. Government Agencies - 8.6%
	FHLMC - 1.5%
$200	3.00%, 11/15/2044 ☼,Ð	$200
800	4.00%, 11/15/2044 ☼,Ð	849
600	4.50%, 11/15/2044 ☼,Ð	650
400	5.00%, 11/15/2044 ☼,Ð	442
		2,141
	FNMA - 5.4%
2,300	3.00%, 11/15/2029 - 11/15/2044 ☼,Ð	2,323
200	3.50%, 11/15/2029 ☼,Ð	211
2,700	4.00%, 11/15/2029 - 11/15/2044 ☼,Ð	2,867
1,400	4.50%, 11/15/2044 ☼,Ð	1,517
400	5.00%, 11/15/2044 ☼,Ð	443
200	5.50%, 11/15/2044 ☼,Ð	223
		7,584
	GNMA - 1.7%
100	3.00%, 11/15/2044 ☼,Ð	102
900	3.50%, 11/15/2044 ☼,Ð	941
400	4.00%, 11/15/2044 ☼,Ð	428
900	4.50%, 11/15/2044 ☼,Ð	982
		2,453
	Total U.S. Government Agencies
	(Cost $12,148)	$12,178

Common Stocks - 26.0%
	Banks - 1.0%
28	Banco Santander Central Hispano S.A. ╦	$244
20	Banco Santander S.A.Rights	4
134	Bank of China Ltd. ╦	64
69	Bank of Communications Co.	51
1	Canadian Imperial Bank of Commerce	60
375	China CITIC Bank ╦	244
1	Industrial Bank of Korea ╦	17
13	National Bank of Canada ‡	621
11	New York Community Bancorp, Inc. ╦	172
		1,477

The accompanying notes are an integral part of these financial statements.

13

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 26.0% - (continued)
	Capital Goods - 0.6%
26	Asahi Glass Co., Ltd. ╦	$134
17	Mitsui & Co., Ltd. ╦	251
41	Sumitomo Corp. ╦	440
1	Vinci S.A. ╦	73
		898
	Commercial and Professional Services - 0.2%
32	Dai Nippon Printing Co., Ltd. ╦	315

	Consumer Durables and Apparel - 0.2%
7	Coach, Inc. ╦	243

	Energy - 7.0%
51	BP plc ╦	369
8	BreitBurn Energy Partners L.P. ╦	141
2	Buckeye Partners L.P. ╦	172
40	CNOOC Ltd.	62
—	ConocoPhillips Holding Co. ╦	8
11	Crestwood Midstream Partners L.P. ╦	212
3	Delek Logistics Partners L.P. ╦	133
10	Enbridge Energy Partners L.P. ╦	369
4	Enbridge, Inc. ╦	189
15	Energy Transfer Partners L.P. ‡	975
11	Ensco plc ╦	455
24	Enterprise Products Partners L.P. ‡	880
3	Inter Pipeline Ltd.	91
20	Kinder Morgan, Inc. ‡	790
—	Lukoil ADR	17
4	Magellan Midstream Partners L.P. ╦	360
1	Marathon Petroleum Corp.	55
7	MarkWest Energy Partners L.P. ╦	484
5	NGL Energy Partners L.P. ╦	189
1	Occidental Petroleum Corp. ╦	99
7	ONEOK Partners L.P. ╦	354
4	Pembina Pipeline Corp. ╦	152
5	Plains All American Pipeline L.P. ╦	309
10	PTT Public Co., Ltd.	111
21	Repsol S.A. ╦	479
14	Royal Dutch Shell plc Class B ╦	507
2	Seadrill Ltd.	55
6	Tallgrass Energy Partners L.P. ╦	274
6	Targa Resources Partners L.P. ╦	349
3	Teekay Shipping Corp. ╦	159
4	Transcanada Corp. ╦	197
37	Veresen, Inc. ‡	576
5	Viper Energy Partners L.P. ●	106
5	Williams Cos., Inc. ╦	266
1	Woodside Petroleum Ltd.	46
		9,990
	Food and Staples Retailing - 0.2%
3	Wal-Mart Stores, Inc. ╦	236

	Food, Beverage and Tobacco - 0.2%
13	British American Tobacco Malaysia Bhd ╦	277
—	Bunge Ltd. Finance Corp.	9
		286
	Health Care Equipment and Services - 0.1%
—	Aetna, Inc. ╦	22
—	Humana, Inc. ╦	24
1	Wellpoint, Inc. ╦	109
		155
	Insurance - 1.6%
1	Baloise Holding AG	75
1	CNA Financial Corp.	47
11	CNP Assurances ╦	208
13	Direct Line Insurance Group plc ☼	55
—	Hannover Rueck SE	7
2	Scor SE	66
14	Suncorp-Metway Ltd. ╦	176
8	Swiss Re Ltd. ‡	608
13	Talanx AG ╦	433
2	Zurich Financial Services AG ‡	615
		2,290
	Materials - 0.6%
—	CF Industries Holdings, Inc.	52
6	First Quantum Minerals Ltd.	86
6	Kumba Iron Ore Ltd. ╦	153
2	LyondellBasell Industries Class A ╦	147
26	Mitsubishi Chemical Holdings	129
6	MMC Norilsk Nickel OJSC ADR ☼	104
23	PETRONAS Chemicals Group Berhad	43
7	Severstal GDR §☼	74
		788
	Media - 0.6%
15	British Sky Broadcasting Group plc	213
4	Comcast Corp. Class A ╦	198
70	John Fairfax Holdings Ltd.	50
4	Liberty Global plc ●╦	161
6	SES Global ╦	192
		814
	Pharmaceuticals, Biotechnology and Life Sciences - 1.6%
1	AbbVie, Inc.	44
2	AstraZeneca plc ☼	117
10	Eli Lilly & Co. ‡	662
6	Johnson & Johnson ‡	661
—	Otsuka Holdings Co., Ltd. ╦	18
7	Pfizer, Inc. ╦	215
7	Teva Pharmaceutical Industries Ltd. ADR ╦	395
1	United Therapeutics Corp. ●	92
		2,204
	Real Estate - 2.8%
28	American Capital Agency Corp. ‡	639
19	Annaly Capital Management, Inc. ╦	213
192	Chimera Investment Corp. REIT ‡	600
1,204	Evergrande Real Estate Group Ltd. ╦	463
11	HongKong Land Holdings Ltd.	76
8	Link (The) REIT	48
76	MFA Mortgage Investments, Inc. REIT ‡	634
41	New World Development Co., Ltd.	52
212	Sino Land Co., Ltd. ╦	350
1	Sun Hung Kai Properties Ltd.	22
11	Swire Pacific Ltd. ╦	142
15	Swire Properties Ltd.	49
59	Two Harbors Investment Corp. REIT ‡	602
4	Wheelock & Co., Ltd.	21
		3,911

The accompanying notes are an integral part of these financial statements.

14

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 26.0% - (continued)
	Retailing - 0.6%
1	Expedia, Inc.	$119
3	Foot Locker, Inc. ╦	157
1	Gap, Inc.	42
9	Kohl's Corp. ╦	494
1	Macy's, Inc.	46
—	Ulta Salon, Cosmetics & Fragrances, Inc. ●	48
		906
	Semiconductors and Semiconductor Equipment - 0.1%
3	Intel Corp.	88

	Software and Services - 0.0%
—	Microsoft Corp.	9

	Technology Hardware and Equipment - 1.0%
4	Apple, Inc. ╦	478
58	Asustek Computer, Inc. ‡	596
7	Cisco Systems, Inc. ╦	168
39	Gigabyte Technology Co., Ltd.	45
2	Qualcomm, Inc. ╦	195
		1,482
	Telecommunication Services - 3.9%
15	AT&T, Inc. ╦	525
6	BCE, Inc. ╦	280
18	Belgacom S.A. ‡	663
468	Bezeq Israeli Telecommunication Corp., Ltd. ‡	800
16	CenturyLink, Inc. ‡	669
31	DiGi.com Berhad	58
7	Elisa Oyj ╦	191
25	Frontier Communications Co. ╦	162
7	Hellenic Telecommunications Organization S.A. ●╦	75
212	HKT Trust and HKT Ltd. ╦	258
9	Kcell JSC ╦§	124
36	Koninklijke (Royal) KPN N.V.	120
—	Nippon Telegraph & Telephone Corp.	22
9	NTT DoCoMo, Inc. ╦	149
76	PCCW Ltd.	48
514	Safaricom Ltd.	70
34	Singapore Telecommunications Ltd. ╦	100
—	SK Telecom Co., Ltd.	112
—	Swisscom AG ╦	108
24	TDC AS ╦	183
2	Telekom Malaysia Berhad	4
10	Telenor ASA ╦	226
19	Telia Ab ╦	132
10	Telstra Corp., Ltd.	50
3	Telus Corp. ╦	122
33	Total Access Communication Public Co., Ltd.	106
2	Verizon Communications, Inc. ╦	105
4	Windstream Holdings, Inc.	46
		5,508
	Transportation - 0.5%
5	Abertis Infraestructuras S.A. ╦	109
4	Air New Zealand Ltd.	7
324	Hutchinson Port Holdings Trust Θ	219
7	West Japan Railway Co. ╦	349
		684
	Utilities - 3.2%
23	CESP - Companhia Energetica de Sao Paulo ╦	231
5	CEZ AS ●	146
26	Cheung Kong Infrastructure Holdings Ltd. ╦	190
10	Cia de Saneamento Basico do Estado de Sao Paulo ADR ╦	81
30	Companhia Energetica de Minas Gerais ╦	174
2	Consolidated Edison, Inc. ╦	148
2	DTE Energy Co. ╦	165
2	Duke Energy Corp. ╦	152
3	E.On SE ╦	47
8	Electrica S.A. ■●	111
10	Endesa S.A. ╦	199
8	Entergy Corp. ‡	644
—	Exelon Corp.	8
21	GDF Suez ╦	508
190	Guangdong Investment Ltd. ╦	250
16	Iberdrola S.A. ╦	116
12	National Grid plc ╦	175
3	PG&E Corp. ╦	154
6	PGE S.A.	41
4	Pinnacle West Capital Corp. ╦	234
28	Snam S.p.A. ╦	150
2	Southern Co. ╦	97
8	SSE plc ╦	193
8	Suez Environment S.A. ╦	143
4	UGI Corp. ╦	134
		4,491
	Total Common Stocks
	(Cost $37,382)	$36,775

Preferred Stocks - 0.1%
	Media - 0.1%
4	ProSieben Sat.1 Media AG ☼	$143

	Total Preferred Stocks
	(Cost $147)	$143

	Total Long-Term Investments Excluding Purchased Options
	(Cost $152,616)	$149,018

Short-Term Investments - 2.2%
Repurchase Agreements - 2.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $9, collateralized by U.S. Treasury Note 1.50%, 2019, value of $9)
$9	0.08%, 10/31/2014	$9
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $148, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $151)
148	0.09%, 10/31/2014	148

The accompanying notes are an integral part of these financial statements.

15

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 2.2% - (continued)
	Repurchase Agreements - 2.2% - (continued)
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $40, collateralized by U.S. Treasury
Bond 2.88% - 5.25%, 2029 - 2043, U.S.
Treasury Note 0.38% - 4.50%, 2015 - 2022,
	value of $41)
$40	0.08%, 10/31/2014		$40
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $135, collateralized by FHLMC
2.00% - 5.50%, 2022 - 2034, FNMA 2.00% -
4.50%, 2024 - 2039, GNMA 3.00%, 2043,
U.S. Treasury Note 4.63%, 2017, value of
	$138)
135	0.10%, 10/31/2014		135
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$509, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$519)
509	0.08%, 10/31/2014		509
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $585,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $597)
585	0.09%, 10/31/2014		585
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $34, collateralized by U.S. Treasury Note 0.88%, 2017, value of $34)
34	0.13%, 10/31/2014		34
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $50, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $51)
50	0.07%, 10/31/2014		50
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $524, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury
Bond 3.75% - 11.25%, 2015 - 2043, U.S.
Treasury Note 1.38% - 4.25%, 2015 - 2022,
	value of $534)
523	0.08%, 10/31/2014		523
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,015, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note
	1.75% - 2.88%, 2018 - 2019, value of $1,035)
1,014	0.10%, 10/31/2014		1,014
			3,047
	Total Short-Term Investments
	(Cost $3,047)		$3,047

	Total Investments Excluding Purchased Options
	(Cost $155,663)	107.4%	$152,065
	Total Purchased Options
	(Cost $68)	–%	65
	Total Investments
	(Cost $155,731) ▲	107.4%	$152,130
	Other Assets and Liabilities	(7.4)%	(10,546)
	Total Net Assets	100.0%	$141,584

The accompanying notes are an integral part of these financial statements.

16

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $155,711 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,587
Unrealized Depreciation	(5,168)
Net Unrealized Depreciation	$(3,581)

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ϫ	The issuer is in bankruptcy. The investment held by the Fund has made partial interest payments.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $5,937, which represents 4.2% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $18,569, which represents 13.1% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Þ	This security may pay interest in the form of additional principal in lieu of cash.

Ð	Represents or includes a TBA transaction.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $13,724 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Θ	This security, or a portion of this security, has been pledged as collateral in connection with OTC option and/or swaption contracts.

The accompanying notes are an integral part of these financial statements.

17

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Cash and securities pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received *
OTC option and/or OTC swap contracts	$540	$491
Exchange traded options contracts	210	–
Futures contracts	127	–
Centrally cleared swaps contracts	674	–
Total	$1,551	$491

*  Securities valued at $176, held on behalf of the Fund at the custodian bank, were designated by broker(s) as collateral in connection with OTC option and/or OTC swap contracts.

Exchange Traded Option Contracts Outstanding at October 31, 2014

Description	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased option contracts:
Calls
TransCanada Corp. Option	EQ	55.00 USD	01/17/15	USD	250	$21	$24	$(3)

* The number of contracts does not omit 000's.

OTC Option Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Calls
BRL Call/USD Put	JPM	FX	2.43 BRL per USD	09/28/15	BRL	600,000	$2	$4	$(2)
INR Call/USD Put	BOA	FX	62.55 INR per USD	01/16/15	INR	40,000,000	11	11	–
MXN Call/USD Put	JPM	FX	13.61 MXN per USD	01/15/15	MXN	7,735,248	10	11	(1)
RUB Call/USD Put	GSC	FX	36.97 RUB per USD	09/02/15	RUB	9,000,000	–	3	(3)
TRY Call/USD Put	JPM	FX	2.31 TRY per USD	01/19/15	TRY	1,500,000	21	15	6
Total Calls						58,835,248	$44	$44	$–
Total purchased option contracts						58,835,248	$44	$44	$–

*  The number of contracts does not omit 000's.

OTC Swaption Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received by Fund	Unrealized Appreciation (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.22	MSC	CR	0.70%	11/19/14	EUR	19,205,000	$77	$74	$(3)
Credit Default Swaption ITRAXX.22	BNP	CR	0.70%	11/19/14	EUR	18,780,000	75	58	(17)
Total Calls						37,985,000	$152	$132	$(20)
Puts
Credit Default Swaption ITRAXX.22	MSC	CR	0.70%	11/19/14	EUR	19,205,000	$25	$56	$31
Credit Default Swaption ITRAXX.22	BNP	CR	0.70%	11/19/14	EUR	18,780,000	25	58	33
Total Puts						37,985,000	$50	$114	$64
Total written swaption contracts						75,970,000	$202	$246	$44

* The number of contracts does not omit 000’s.

The accompanying notes are an integral part of these financial statements.

18

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 5-Year Note Future	17	12/31/2014	$2,032	$2,030	$–	$(2)	$–	$(3)
U.S. Treasury CME Ultra Long Term Bond Future	9	12/19/2014	1,427	1,412	–	(15)	–	(5)
U.S. Treasury Long Bond Future	15	12/19/2014	2,114	2,116	2	–	–	(7)
Total					$2	$(17)	$–	$(15)
Short position contracts:
90-Day Eurodollar Future	28	12/14/2015	$6,945	$6,941	$4	$–	$3	$–
U.S. Treasury 10-Year Note Future	89	12/19/2014	11,280	11,246	34	–	9	–
U.S. Treasury 5-Year Note Future	72	12/31/2014	8,597	8,599	–	(2)	–	(2)
Total					$38	$(2)	$12	$(2)
Total futures contracts					$40	$(19)	$12	$(17)

* The number of contracts does not omit 000's.

OTC Credit Default Swap Contracts Outstanding at October 31, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06-1	JPM	USD	10	(0.18)%	07/25/45	$–	$–	$–	$–	$–
ABX.HE.AAA.06-2	CSI	USD	127	(0.11)%	05/25/46	25	–	25	–	–
ABX.HE.AAA.06-2	MSC	USD	163	(0.11)%	05/25/46	34	–	33	–	(1)
ABX.HE.AAA.07	MSC	USD	441	(0.09)%	08/25/37	115	–	115	–	–
ABX.HE.AAA.07-1	GSC	USD	387	(0.09)%	08/25/37	98	–	101	3	–
ABX.HE.AAA.07-1	MSC	USD	471	(0.09)%	08/25/37	116	–	122	6	–
CMBX.NA.A.7	JPM	USD	170	(2.00)%	01/17/47	–	(3)	–	3	–
CMBX.NA.AA.2	CSI	USD	578	(0.15)%	03/15/49	161	–	187	26	–
CMBX.NA.AA.7	CSI	USD	230	(1.50)%	01/17/47	–	–	–	–	–
CMBX.NA.AA.7	CSI	USD	630	(1.50)%	01/17/47	–	(5)	2	7	–
CMBX.NA.AJ.1	JPM	USD	255	(0.84)%	10/12/52	5	–	6	1	–
CMBX.NA.AJ.2	JPM	USD	238	(1.09)%	03/15/49	18	–	20	2	–
CMBX.NA.AJ.4	CSI	USD	60	(0.96)%	02/17/51	12	–	12	–	–
CMBX.NA.AJ.4	CSI	USD	284	(0.96)%	02/17/51	54	–	55	1	–
CMBX.NA.AJ.4	GSC	USD	264	(0.96)%	02/17/51	46	–	52	6	–
CMBX.NA.AJ.4	JPM	USD	647	(0.96)%	02/17/51	118	–	126	8	–
CMBX.NA.AJ.4	MSC	USD	169	(0.96)%	02/17/51	36	–	34	–	(2)
CMBX.NA.AM.2	JPM	USD	1,025	(0.50)%	03/15/49	13	–	13	–	–
CMBX.NA.AM.4	JPM	USD	155	(0.50)%	02/17/51	6	–	6	–	–
CMBX.NA.AS.6	CSI	USD	385	(1.00)%	05/11/63	1	–	4	3	–
CMBX.NA.AS.7	CSI	USD	190	(1.00)%	01/17/47	1	–	3	2	–
Total						$859	$(8)	$916	$68	$(3)
Sell protection:
CDX.EM.22	CBK	USD	2,025	1.00%	12/20/19	$–	$(150)	$(131)	$19	$–
CMBX.NA.A.2	BOA	USD	97	0.25%	03/15/49	–	(57)	(63)	–	(6)
CMBX.NA.AAA.6	BCLY	USD	12,150	0.50%	05/11/63	–	(177)	(237)	–	(60)
CMBX.NA.AAA.6	BOA	USD	80	0.50%	05/11/63	–	(3)	(2)	1	–
CMBX.NA.AAA.6	CSI	USD	3,105	0.50%	05/11/63	–	(52)	(61)	–	(9)
CMBX.NA.BB.6	BCLY	USD	55	5.00%	05/11/63	–	–	–	–	–
CMBX.NA.BB.6	CSI	USD	280	5.00%	05/11/63	–	(1)	–	1	–
CMBX.NA.BB.6	CSI	USD	1,075	5.00%	05/11/63	15	–	(2)	–	(17)
CMBX.NA.BB.6	CSI	USD	55	5.00%	05/11/63	–	–	–	–	–
CMBX.NA.BB.7	BCLY	USD	45	5.00%	01/17/47	–	(1)	(1)	–	–
CMBX.NA.BB.7	BOA	USD	105	5.00%	01/17/47	–	(4)	(3)	1	–
CMBX.NA.BB.7	CBK	USD	45	5.00%	01/17/47	–	(1)	(1)	–	–
CMBX.NA.BB.7	CSI	USD	110	5.00%	01/17/47	–	(6)	(3)	3	–

The accompanying notes are an integral part of these financial statements.

19

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.7	DEUT	USD	70	5.00%	01/17/47	$–	$(2)	$(2)	$–	$–
CMBX.NA.BB.7	JPM	USD	625	5.00%	01/17/47	1	–	(12)	–	(13)
CMBX.NA.BBB-.7	CSI	USD	213	3.00%	01/17/47	–	(1)	(4)	–	(3)
PrimeX.ARM.2	JPM	USD	343	4.58%	12/25/37	12	–	11	–	(1)
PrimeX.FRM.1	JPM	USD	44	4.42%	07/25/36	5	–	5	–	–
Total						$33	$(455)	$(506)	$25	$(109)
Total traded indices						$892	$(463)	$410	$93	$(112)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	BCLY	USD	500	1.00% / 0.63%	06/20/19	$7	$–	$8	$1	$–
Bank of America Corp.	GSC	USD	1,425	1.00% / 0.66%	09/20/19	24	–	23	–	(1)
Citigroup, Inc.	GSC	USD	1,425	1.00% / 0.67%	09/20/19	25	–	22	–	(3)
Citigroup, Inc.	GSC	USD	500	1.00% / 0.63%	06/20/19	7	–	8	1	–
Goldman Sachs Group, Inc.	BCLY	USD	250	1.00% / 0.75%	06/20/19	2	–	3	1	–
Goldman Sachs Group, Inc.	CSI	USD	725	1.00% / 0.79%	09/20/19	11	–	7	–	(4)
Morgan Stanley	BCLY	USD	725	1.00% / 0.76%	09/20/19	11	–	8	–	(3)
Morgan Stanley	GSC	USD	250	1.00% / 0.72%	06/20/19	3	–	3	–	–
Total						$90	$–	$82	$3	$(11)
						$982	$(463)	$492	$96	$(123)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Buy protection:
CDX.NA.IG.23	CME	USD	3,765	(1.00)%	12/20/19	$(57)	$(66)	$–	$(9)	$–	$(3)
ITRAXX.EUR.22	ICE	EUR	4,855	(1.00)%	12/20/19	(96)	(107)	–	(11)	–	(9)
ITRAXX.XOV.22	ICE	EUR	2,650	(5.00)%	12/20/19	(208)	(213)	–	(5)	–	(13)
Total						$(361)	$(386)	$–	$(25)	$–	$(25)
Sell protection:
CDX.NA.HY.22	CME	USD	8,207	5.00%	06/20/19	$575	$615	$40	$–	$28	$–
CDX.NA.HY.23	CME	USD	3,050	5.00%	12/20/19	200	213	13	–	12	–
Total						$775	$828	$53	$–	$40	$–
Total traded indices						$414	$442	$53	$(25)	$40	$(25)

(a)	The FCM to the contracts is MSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

20

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Total Return Swap Contracts Outstanding at October 31, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
JPM CORP EMBI †	JPM	USD	2,925	3M LIBOR - 1.00%	12/24/14	$–	$–	$(9)	$–	$(9)
JPM EMBI Plus	JPM	USD	10,225	3M LIBOR + 0.95%	12/24/14	–	–	(149)	–	(149)
Total						$–	$–	$(158)	$–	$(158)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2014, the aggregate market value of these securities was $(9), which rounds to zero percent of total net assets.

TBA Sale Commitments Outstanding at October 31, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA, 3.50%	$2,600	11/15/2044	$2,689	$(11)
GNMA, 3.00%	500	11/15/2044	509	2
Total			$3,198	$(9)

At October 31, 2014, the aggregate market value of these securities represents 2.3% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Buy	11/04/2014	CBK	$67	$66	$–	$(1)
EUR	Buy	12/17/2014	DEUT	20	19	–	(1)
EUR	Buy	11/28/2014	GSC	13	13	–	–
EUR	Buy	12/17/2014	HSBC	283	283	–	–
EUR	Sell	12/17/2014	BCLY	283	281	2	–
EUR	Sell	09/18/2015	CBK	194	188	6	–
EUR	Sell	12/17/2014	DEUT	2,052	1,987	65	–
EUR	Sell	11/04/2014	HSBC	283	283	–	–
EUR	Sell	11/28/2014	JPM	3,554	3,516	38	–
EUR	Sell	12/17/2014	TDS	4,851	4,817	34	–
GBP	Buy	11/04/2014	BNY	113	112	–	(1)
GBP	Sell	11/28/2014	CBK	147	147	–	–
GBP	Sell	12/17/2014	RBS	789	777	12	–
INR	Buy	12/17/2014	CBK	1,364	1,357	–	(7)
RSD	Buy	09/18/2015	CBK	182	178	–	(4)
ZAR	Sell	11/04/2014	NAB	350	345	5	–
Total						$162	$(14)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

21

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BNY	BNY Mellon
BOA	Banc of America Securities LLC
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBS	RBS Greenwich Capital
TDS	TD Securities, Inc.

Currency Abbreviations:
BRL	Brazilian Real
DOP	Dominican Peso
EUR	EURO
GBP	British Pound
IDR	Indonesian New Rupiah
INR	Indian Rupee
MXN	Mexican New Peso
NGN	Nigerian Naira
RSD	Serbian Dinar
RUB	Russian New Ruble
TRY	Turkish New Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
EMBI	Emerging Markets Bond Index
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Other Abbreviations:
ADR	American Depositary Receipt
CR	Credit
EQ	Equity
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

22

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Banks	$1,477	$857	$620	$–
Capital Goods	898	–	898	–
Commercial and Professional Services	315	–	315	–
Consumer Durables and Apparel	243	243	–	–
Energy	9,990	8,416	1,574	–
Food and Staples Retailing	236	236	–	–
Food, Beverage and Tobacco	286	9	277	–
Health Care Equipment and Services	155	155	–	–
Insurance	2,290	47	2,243	–
Materials	788	463	325	–
Media	814	551	263	–
Pharmaceuticals, Biotechnology and Life Sciences	2,204	2,069	135	–
Real Estate	3,911	2,764	1,147	–
Retailing	906	906	–	–
Semiconductors and Semiconductor Equipment	88	88	–	–
Software and Services	9	9	–	–
Technology Hardware and Equipment	1,482	841	641	–
Telecommunication Services	5,508	2,107	3,401	–
Transportation	684	219	465	–
Utilities	4,491	2,222	2,269	–
Total	36,775	22,202	14,573	–
Asset and Commercial Mortgage Backed Securities	15,280	–	10,146	5,134
Corporate Bonds	23,675	–	23,455	220
Foreign Government Obligations	19,800	–	19,800	–
Municipal Bonds	630	–	630	–
Preferred Stocks	143	–	143	–
Senior Floating Rate Interests	40,537	–	40,537	–
U.S. Government Agencies	12,178	–	12,178	–
Short-Term Investments	3,047	–	3,047	–
Purchased Options	65	21	44	–
Total	$152,130	$22,223	$124,553	$5,354
Foreign Currency Contracts*	$162	$–	$162	$–
Futures*	40	40	–	–
Swaps - Credit Default*	149	–	149	–
Total	$351	$40	$311	$–
Liabilities:
Securities Sold Short	$3,198	$–	$3,198	$–
Written Options	202	–	202	–
Total	$3,400	$–	$3,400	$–
Foreign Currency Contracts*	$14	$–	$14	$–
Futures*	19	19	–	–
Swaps - Credit Default*	148	–	148	–
Swaps - Total Return*	158	–	149	9
Total	$339	$19	$311	$9

♦	For the period April 30, 2014 (commencement of operations) through October 31, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

23

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of April 30, 2014*	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$35	$(96	)†	$30	$5,333	$(168)	$—	$—	$5,134
Corporate Bonds	—	—	—	‡	—	220	—	—	—	220
Total	$—	$35	$(96)		$30	$5,553	$(168)	$—	$—	$5,354

Liabilities:
Swaps§	$—	$—	$9	**	$—	$—	$—	$—	$—	$9
Total	$—	$—	$9		$—	$—	$—	$—	$—	$9

*	Commencement of operations.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(96).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was zero.
§	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
**	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(9).

The accompanying notes are an integral part of these financial statements.

24

Hartford Multi-Asset Income Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $155,731)	$152,130
Cash	1,551 *
Foreign currency on deposit with custodian (cost $141)	141
Unrealized appreciation on foreign currency contracts	162
Unrealized appreciation on OTC swap contracts	96
Receivables:
Investment securities sold	3,922
Fund shares sold	157
Dividends and interest	995
Variation margin on financial derivative instruments	52
OTC swap premiums paid	982
Other assets	81
Total assets	160,269
Liabilities:
Unrealized depreciation on foreign currency contracts	14
Unrealized depreciation on OTC swap contracts	281
Bank overdraft	43
TBA sale commitments, at market value (proceeds $3,189)	3,198
Payables:
Investment securities purchased	14,074
Investment management fees	20
Administrative fees	—
Distribution fees	2
Collateral received from broker	315
Variation margin on financial derivative instruments	42
Accrued expenses	17
OTC swap premiums received	463
Written option contracts (proceeds $246)	202
Other liabilities	14
Total liabilities	18,685
Net assets	$141,584
Summary of Net Assets:
Capital stock and paid-in-capital	$144,171
Undistributed net investment income	1,189
Accumulated net realized loss	(209)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(3,567)
Net assets	$141,584

* Cash of $1,551 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

25

Hartford Multi-Asset Income Fund
Statement of Assets and Liabilities – (continued)
October 31, 2014
(000’s Omitted)

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.95/$10.42
Shares outstanding	1,057
Net assets	$10,514
Class C: Net asset value per share	$9.94
Shares outstanding	437
Net assets	$4,350
Class I: Net asset value per share	$9.95
Shares outstanding	225
Net assets	$2,238
Class R3: Net asset value per share	$9.95
Shares outstanding	202
Net assets	$2,012
Class R4: Net asset value per share	$9.95
Shares outstanding	203
Net assets	$2,016
Class R5: Net asset value per share	$9.95
Shares outstanding	203
Net assets	$2,017
Class Y: Net asset value per share	$9.95
Shares outstanding	11,901
Net assets	$118,437

The accompanying notes are an integral part of these financial statements.

26

Hartford Multi-Asset Income Fund
Statement of Operations
For the Period April 30, 2014 (commencement of operations) through October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$1,012
Interest	1,749
Less: Foreign tax withheld	(78)
Total investment income	2,683

Expenses:
Investment management fees	436
Administrative services fees
Class R3	2
Class R4	1
Class R5	1
Transfer agent fees
Class A	—
Class C	—
Class I	—
Class Y	—
Distribution fees
Class A	9
Class C	15
Class R3	5
Class R4	3
Custodian fees	12
Accounting services fees	12
Registration and filing fees	36
Board of Directors' fees	2
Audit fees	10
Other expenses	11
Total expenses (before waivers and fees paid indirectly)	555
Expense waivers	(32)
Commission recapture	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(32)
Total expenses, net	523
Net Investment Income	2,160
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	393
Less: Foreign taxes paid on realized capital gains	(1)
Net realized loss on purchased option contracts	(125)
Net realized loss on TBA sale transactions	(233)
Net realized gain on futures contracts	438
Net realized gain on written option contracts	455
Net realized loss on swap contracts	(720)
Net realized gain on foreign currency contracts	368
Net realized gain on other foreign currency transactions	13
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	588
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(3,598)
Net unrealized depreciation of purchased option contracts	(3)
Net unrealized depreciation of TBA sale commitments	(9)
Net unrealized appreciation of futures contracts	21
Net unrealized appreciation of written option contracts	44
Net unrealized depreciation of swap contracts	(157)
Net unrealized appreciation of foreign currency contracts	148
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(13)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(3,567)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,979)
Net Decrease in Net Assets Resulting from Operations	$(819)

The accompanying notes are an integral part of these financial statements.

27

Hartford Multi-Asset Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period April 30, 2014* through October 31, 2014
Operations:
Net investment income	$2,160
Net realized gain on investments, other financial instruments and foreign currency transactions	588
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(3,567)
Net Decrease in Net Assets Resulting from Operations	(819)
Distributions to Shareholders:
From net investment income
Class A	(99)
Class C	(33)
Class I	(31)
Class R3	(23)
Class R4	(26)
Class R5	(28)
Class Y	(1,543)
Total distributions	(1,783)
Capital Share Transactions:
Class A	10,517
Class C	4,407
Class I	2,252
Class R3	2,023
Class R4	2,026
Class R5	2,028
Class Y	120,933
Net increase from capital share transactions	144,186
Net Increase in Net Assets	141,584
Net Assets:
Beginning of period	—
End of period	$141,584
Undistributed (distributions in excess of) net investment income	$1,189

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

28

Hartford Multi-Asset Income Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for Hartford Multi-Asset Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance

29

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or

30

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at October 31, 2014
Assets:
Asset and Commercial Mortgage Backed Securities
Discounted cash flow	Internal rate of return	3.45% - 8.83% (4.74%)	$5,134
	Life expectancy (in months)	69 - 309 (140)
Corporate Bonds
Cost	Recent trade price	$100.00	220
	Date	10/30/2014
Total			$5,354
Liabilities:
Swap Contracts: ▲
Independent pricing service	Prior day valuation	($0.31)	9
Total			$9

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
▲	Derivative instruments are valued at the unrealized appreciation/depreciation on the investments.

31

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

32

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

33

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open TBA commitments as of October 31, 2014, which may be a part of dollar roll transactions.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of October 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of October 31, 2014.

34

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized

35

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of October 31, 2014. Transactions involving written option contracts during the period ended October 31, 2014, are summarized below:

Options Contract Activity During the Period April 30, 2014, (commencement of operations), through October 31, 2014:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	58,906,151	405
Expired	(20,920,000)	(214)
Closed	(1,151)	(59)
Exercised	—	—
End of period	37,985,000	$132

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	58,905,576	340
Expired	(20,920,000)	(181)
Closed	(576)	(45)
Exercised	—	—
End of period	37,985,000	$114

* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of

36

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

37

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swap contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$—	$44	$—	$21	$—	$—	$65
Unrealized appreciation on foreign currency contracts	—	162	—	—	—	—	162
Unrealized appreciation on OTC swap contracts	—	—	96	—	—	—	96
Variation margin receivable *	12	—	40	—	—	—	52
Total	$12	$206	$136	$21	$—	$—	$375

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$14	$—	$—	$—	$—	$14
Unrealized depreciation on OTC swap contracts	—	—	123	158	—	—	281
Variation margin payable *	17	—	25	—	—	—	42
Written option contracts, market value	—	—	202	—	—	—	202
Total	$17	$14	$350	$158	$—	$—	$539

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $21 and open centrally cleared swaps net cumulative appreciation of $28 as reported in the Schedule of Investments.

The ratio of futures market value to net assets at October 31, 2014 was 18.59%, compared to the average ratio of 7.15% during the period April 30, 2014 (commencement of operations) through October 31, 2014. The ratio of foreign currency contracts market value to net assets at October 31, 2014 was 8.64%, compared to the average ratio of 3.09% during the period April 30, 2014 (commencement of operations) through October 31, 2014. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the period ended October 31, 2014.

38

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the period April 30, 2014 (commencement of operations) through October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$(41)	$—	$—	$(84)	$—	$—	$(125)
Net realized gain on futures contracts	438	—	—	—	—	—	438
Net realized gain on written option contracts	—	—	394	61	—	—	455
Net realized loss on swap contracts	(289)	—	(398)	(33)	—	—	(720)
Net realized gain on foreign currency contracts	—	368	—	—	—	—	368
Total	$108	$368	$(4)	$(56)	$—	$—	$416

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$—	$—	$—	$(3)	$—	$—	$(3)
Net change in unrealized appreciation of futures contracts	21	—	—	—	—	—	21
Net change in unrealized appreciation of written option contracts	—	—	44	—	—	—	44
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	1	(158)	—	—	(157)
Net change in unrealized appreciation of foreign currency contracts	—	148	—	—	—	—	148
Total	$21	$148	$45	$(161)	$—	$—	$53

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received		Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$1,058	$(372)	$(176)	$(270	)†	$240
Futures contracts - variation margin receivable	12	(12)	—	—		—
Swap contracts - variation margin receivable	40	(25)	—	—		15
Unrealized appreciation on foreign currency contracts	157	(7)	—	—		150
Total subject to a master netting or similar arrangement	$1,267	$(416)	$(176)	$(270)		$405

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.
†	An additional $45 of cash collateral was received by the Fund related to derivative assets.

39

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option and OTC swap contracts at market value	$882	$(372)	$—	$(276)†	$234
Futures contracts - variation margin payable	17	(12)	—	(127)	—
Swaps contracts - variation margin payable	25	(25)	—	(674)	—
Unrealized depreciation on foreign currency contracts	12	(7)	—	—	5
Total subject to a master netting or similar arrangement	$936	$(416)	$—	$(1,077)	$239

*	Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.
†	An additional $264 of cash collateral was pledged to counterparties related to derivative liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive

40

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

For the Year Ended October 31, 2014 *
Ordinary Income	$1,783

* Commenced operations on April 30, 2014.

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,359
Accumulated Capital and Other Losses*	(200)
Unrealized Depreciation†	(3,719)
Total Accumulated Deficit	$(2,560)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

41

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$812
Accumulated Net Realized Gain (Loss)	(797)
Capital Stock and Paid-in-Capital	(15)

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010 funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$200
Total	$200

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

42

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.750%
On next $250 million	0.700%
On next $500 million	0.680%
On next $1.5 billion	0.660%
On next $2.5 billion	0.650%
On next $5 billion	0.640%
Over $10 billion	0.635%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 29, 2016 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.12%	1.87%	0.87%	1.42%	1.12%	0.93%	0.83%

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the period April 30, 2014 (commencement of operations) through October 31, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

	Annualized Period Ended October 31, 2014
Class A	1.12	%*
Class C	1.87	*
Class I	0.87	*
Class R3	1.42	*
Class R4	1.12	*
Class R5	0.93	*
Class Y	0.83	*

* From April 30, 2014 (commencement of operations) through October 31, 2014.

43

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the period April 30, 2014 (commencement of operations) through October 31, 2014, HFD received front-end load sales charges of $3 and contingent deferred sales charges of an amount which rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period April 30, 2014 (commencement of operations) through October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

44

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class A	58%	4%
Class C	46	1
Class I	90	1
Class R3	100	1
Class R4	100	1
Class R5	100	1
Class Y	8	6

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	77%

Investment Transactions:

For the period April 30, 2014 (commencement of operations) through October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$329,208	$—	$329,208
Sales Proceeds	176,792	—	176,792

45

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the period April 30, 2014 (commencement of operations) through October 31, 2014:

	For the Period Ended October 31, 2014
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,055	10	(8)	1,057
Amount	$10,494	$99	$(76)	$10,517
Class C
Shares	434	3	—	437
Amount	$4,377	$32	$(2)	$4,407
Class I
Shares	223	3	(1)	225
Amount	$2,236	$31	$(15)	$2,252
Class R3
Shares	200	2	—	202
Amount	$2,000	$23	$—	$2,023
Class R4
Shares	200	3	—	203
Amount	$2,000	$26	$—	$2,026
Class R5
Shares	200	3	—	203
Amount	$2,000	$28	$—	$2,028
Class Y
Shares	12,868	153	(1,120)	11,901
Amount	$130,661	$1,543	$(11,271)	$120,933
Total
Shares	15,180	177	(1,129)	14,228
Amount	$153,768	$1,782	$(11,364)	$144,186

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the period April 30, 2014 (commencement of operations) through October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

46

Hartford Multi-Asset Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

47

Hartford Multi-Asset Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

From April 30, 2014 (commencement of operations), through October 31, 2014
A(D)	$10.00	$0.18	$(0.10)	$0.08	$(0.13)	$–	$(0.13)	$9.95	0.80	%(E)	$10,514	1.17	%(F)	1.12	%(F)	3.37	%(F)
C(D)	10.00	0.14	(0.10)	0.04	(0.10)	–	(0.10)	9.94	0.37	(E)	4,350	1.93	(F)	1.87	(F)	2.68	(F)
I(D)	10.00	0.18	(0.09)	0.09	(0.14)	–	(0.14)	9.95	0.92	(E)	2,238	0.93	(F)	0.87	(F)	3.49	(F)
R3(D)	10.00	0.16	(0.09)	0.07	(0.12)	–	(0.12)	9.95	0.64	(E)	2,012	1.62	(F)	1.42	(F)	2.93	(F)
R4(D)	10.00	0.17	(0.09)	0.08	(0.13)	–	(0.13)	9.95	0.78	(E)	2,016	1.32	(F)	1.12	(F)	3.23	(F)
R5(D)	10.00	0.18	(0.09)	0.09	(0.14)	–	(0.14)	9.95	0.88	(E)	2,017	1.02	(F)	0.93	(F)	3.42	(F)
Y(D)	10.00	0.20	(0.10)	0.10	(0.15)	–	(0.15)	9.95	0.93	(E)	118,437	0.88	(F)	0.83	(F)	3.74	(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on April 30, 2014.
(E)	Not annualized.
(F)	Annualized.

Portfolio Turnover Rate for All Share Classes
From April 30, 2014 (commencement of operations) through October 31, 2014	26	%(A)

(A)	Not annualized.

48

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Multi-Asset Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 30, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Multi-Asset Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 30, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 18, 2014

49

Hartford Multi-Asset Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

50

Hartford Multi-Asset Income Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

51

Hartford Multi-Asset Income Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

52

Hartford Multi-Asset Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

53

Hartford Multi-Asset Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A*	$1,000.00	$1,008.00	$5.69	$1,000.00	$1,019.54	$5.73	1.12%	184	365
Class C*	$1,000.00	$1,003.70	$9.44	$1,000.00	$1,015.78	$9.50	1.87	184	365
Class I*	$1,000.00	$1,009.20	$4.41	$1,000.00	$1,020.82	$4.43	0.87	184	365
Class R3*	$1,000.00	$1,006.40	$7.18	$1,000.00	$1,018.05	$7.22	1.42	184	365
Class R4*	$1,000.00	$1,007.80	$5.67	$1,000.00	$1,019.56	$5.70	1.12	184	365
Class R5*	$1,000.00	$1,008.80	$4.71	$1,000.00	$1,020.52	$4.74	0.93	184	365
Class Y*	$1,000.00	$1,009.30	$4.21	$1,000.00	$1,021.02	$4.23	0.83	184	365

*	Commenced operations on April 30, 2014.

54

Hartford Multi-Asset Income Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on February 4-5, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment management agreement for Hartford Multi-Asset Income Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and an investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered the Advisers’ organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength and the Board’s past experience with the Advisers with respect to the services they provide to other Hartford Funds.

With respect to HFMC, the Board noted that, under the Agreements, HFMC would be responsible for the management of the Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HFMC would oversee compliance with the Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which would provide certain day-to-day portfolio management services for the Fund, the Investment Committee met with members of the proposed portfolio management team. The Board considered the Sub-adviser’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HFMC that the written compliance policies and procedures of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford Funds’ compliance program as a result of the addition of the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-adviser.

55

Hartford Multi-Asset Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, the performance of the Asset Allocation team responsible for overseeing the overall asset allocation and risk management for the Fund as well as the performance of the strategies proposed for the fixed income and equity components of the Fund, noting that the Sub-adviser did not currently manage a strategy similar to that proposed for the Fund. HFMC and the Sub-adviser also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HFMC’s estimated profitability, the Board considered HFMC’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HFMC would depend on the growth of assets under management. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the expected total expense ratios of the Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to the Sub-adviser, noting that the Sub-adviser had agreed to waive a portion of its sub-advisory fee based on the Fund’s asset levels during the first two years of the Fund’s operation. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses relative to a peer universe of funds derived from information provided by Lipper Inc. (“Lipper”), an independent provider of investment company data, in conjunction with input from an independent financial services consultant engaged by the Board. The Board considered that HFMC had contractually agreed to limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 1.12%, 1.87%, 0.87%, 1.42%, 1.12%, 0.93% and 0.83%, respectively, through February 28, 2015, with such arrangement automatically renewing on an annual basis unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board.

In considering the reasonableness of the Fund’s management and sub-advisory fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were below the Lipper peer group average and median for all asset levels, and that the proposed weighted management fees fell within the 2nd quintile for all asset levels. The Board also considered that the Fund’s estimated total expenses, less Rule 12b-1 fees, were below the Lipper peer group average and median and fell within the 1st quintile.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

56

Hartford Multi-Asset Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would reduce fee rates as Fund assets grow over time. The Board considered HFMC’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the highest breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HFMC, would receive transfer agency compensation from the Fund.

The Board also considered that Hartford Funds Distributors LLC (“HFD”), an affiliate of HFMC, will serve as principal underwriter of the Fund. As principal underwriter, HFD would receive 12b-1 fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits to the Fund’s future shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

57

Hartford Multi-Asset Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

58

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-MAI14 12/14 116927 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD MUNICIPAL OPPORTUNITIES FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Municipal Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Municipal Opportunities Fund inception 05/31/2007
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

Performance Overview 5/31/07-10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	Since Inception▲
Municipal Opportunities A#	6.70%	5.70%	2.64%
Municipal Opportunities A##	1.90%	4.73%	2.00%
Municipal Opportunities B#	6.04%	4.93%	1.85%
Municipal Opportunities B##	1.04%	4.60%	1.85%
Municipal Opportunities C#	6.03%	4.93%	1.88%
Municipal Opportunities C##	5.03%	4.93%	1.88%
Municipal Opportunities I#	7.08%	5.97%	2.91%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	5.56%	4.48%	4.87%
Barclays Municipal Bond Index	7.82%	5.26%	5.08%

▲	Inception: 05/31/2007
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

The Fund has changed its benchmark from the Barclays Municipal Bond Index to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index because the Fund’s investment manager believes that the Barclays Municipal Bond 1-15 Year Blend (1-17) Index better reflects the Fund’s investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Opportunities Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Municipal Opportunities Class A	0.92%	0.92%
Municipal Opportunities Class B	1.67%	1.73%
Municipal Opportunities Class C	1.67%	1.67%
Municipal Opportunities Class I	0.67%	0.67%

*

As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Timothy D. Haney, CFA	Brad W. Libby
Senior Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Credit Analyst

How did the Fund perform?

The Class A shares of The Hartford Municipal Opportunities Fund returned 6.70%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 5.56% for the same period. The Fund also outperformed the 5.43% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter Gross Domestic Product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

The yield on 10-year AAA general obligations (GOs) remained inside of 10-year Treasuries throughout the twelve month period, as the GO-to-Treasury yield ratio fell from 96% to 89%. Municipal issuance has remained slow, which continues to create a positive technical market environment as demand for municipal bonds is strong. Municipal credit spreads continued to tighten over the period, but remained attractive relative to corporates on an after-tax basis.

The Fund’s security selection within investment grade revenue bonds was the primary driver of relative outperformance during the period, largely due to selection within the lease and sales tax sectors. Duration and yield curve positioning also contributed to benchmark-relative outperformance, largely due to our relative overweights to the long end (20-30 year) of the curve while long rates came down over the period. Our allocation to high yield revenue bonds (roughly 20% of the Fund over the period) was also additive.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We expect U.S. economic momentum to be positive. In our view, the global growth outlook is improving, but increasing instability around the world poses a risk. We expect a slow increase in rates as the

3

The Hartford Municipal Opportunities Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Fed moves policy and ended the period with a moderately procyclical risk posture. Credit repair continues at the state level and state tax collections are back to pre-recession levels in real terms. Pension and health care costs are projected to absorb almost all of the expected revenue growth of local governments which will continue to pressure municipal budgets. We expect revenue bond fundamentals to remain positive in the near-to medium-term and continue to favor credits in this area, especially special-tax, toll-road, airport, and health care.

Credit Exposure

as of October 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	4.2%
Aa/ AA	26.0
A	35.7
Baa/ BBB	11.3
Ba/ BB	3.6
B	3.4
Not Rated	11.4
Short-Term Instruments	5.4
Other Assets and Liabilities	(1.1)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Industry

as of October 31, 2014

Industry	Percentage of Net Assets
Airport Revenues	8.3%
General Obligations	16.3
Health Care/Services	17.2
Higher Education (Univ., Dorms, etc.)	7.2
Housing (HFA'S, etc.)	1.4
Industrial	3.8
Miscellaneous	9.8
Pre-Refunded	4.9
Public Facilities	3.0
Special Tax Assessment	2.4
Tax Allocation	7.8
Transportation	6.3
Utilities - Combined	0.4
Utilities - Electric	3.5
Utilities - Gas	0.7
Utilities - Water and Sewer	2.5
Waste Disposal	0.2
Short-Term Investments	5.4
Other Assets and Liabilities	(1.1)
Total	100.0%

For Fund compliance purposes, the Fund may use the same classification system; these classifications are used for reporting ease.

4

The Hartford Municipal Opportunities Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Municipal Bonds - 95.7%
	Alabama - 1.5%
	Birmingham, AL, Baptist Medical Center Special Care Fac
$1,855	5.25%, 11/15/2016	$1,937
	Jefferson County, AL, Sewer Rev
2,000	5.00%, 10/01/2017	2,171
	Mobile, AL, Industrial Development Board Pollution
1,540	1.65%, 06/01/2034	1,568
		5,676
	Arizona - 1.4%
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265	6.20%, 07/15/2032	279
	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School
1,435	8.50%, 07/01/2039	1,629
	Salt River, AZ, Agricultural Improvement
3,000	5.00%, 12/01/2027	3,586
		5,494
	California - 12.8%
	Bay Area, CA, Toll Auth Bridge Rev
1,450	1.50%, 04/01/2047 Δ	1,469
	California County, CA, Tobacco Securitization
1,000	5.00%, 06/01/2022	1,163
	California State Communities DA Rev
955	0.94%, 04/01/2036 Δ	831
1,000	5.63%, 10/01/2032	1,068
	California State GO
4,985	6.50%, 04/01/2033	6,092
	California State Health Facilities
1,500	6.00%, 07/01/2029	1,772
	California State Public Works Board, Correctional Facilities Improvement
1,000	6.00%, 03/01/2035	1,188
	California State Public Works Board, Lease Rev
2,000	5.25%, 10/01/2023	2,442
	California State Public Works Board, State University Trustees
2,000	6.25%, 04/01/2034	2,372
	Foothill-Eastern Transportation Corridor Agency
660	5.00%, 01/15/2053 Δ	721
	Irvine, CA, Improvement Bond Act
1,065	4.00%, 09/02/2016	1,120
	Long Beach, CA, FA Natural Gas
425	1.61%, 11/15/2027 Δ	392
	Oakland, CA, Airport Rev
1,000	5.00%, 05/01/2026	1,134
	Port of Oakland, CA
1,485	5.00%, 05/01/2021 - 05/01/2023	1,757
	Rancho Cucamonga, CA, Redev Agency Tax
1,000	5.00%, 09/01/2029	1,169
	San Bernardino, CA, USD GO
1,150	5.00%, 08/01/2021	1,372
	San Buenaventura, CA, Community Memorial Health System
1,000	7.50%, 12/01/2041	1,208
	San Diego, CA, Redev Agency Tax Allocation
3,000	7.00%, 11/01/2039	3,597
	San Joaquin Hills, CA, Transporation Auth
875	5.00%, 01/15/2029 ☼	980
	San Jose, CA, Redev Agency
2,575	5.00%, 08/01/2022	2,772
500	6.50%, 08/01/2023	565
	San Mateo Joint Powers Financing Auth
2,500	5.00%, 06/15/2029 - 06/15/2030	2,948
	Santa Cruz County, CA, Redev Agency
1,250	5.00%, 09/01/2024	1,511
1,335	6.63%, 09/01/2029	1,567
	Santa Margarita, CA, Water Dist Special Tax
500	4.25%, 09/01/2021	525
2,130	5.00%, 09/01/2022 - 09/01/2028	2,388
	Successor Agy to the Richmond County Redev Agency
640	4.00%, 09/01/2016	676
	Twin Rivers, CA, Unif School Dist Cops
3,000	3.45%, 07/01/2037	3,005
	University of California
1,595	5.00%, 05/15/2025	1,965
		49,769
	Colorado - 0.3%
	Denver, CO, City and County Special Fac Airport Rev
1,000	5.00%, 11/15/2018	1,151

	Connecticut - 1.6%
	City of New Haven, CT, GO
2,600	5.00%, 08/01/2024	3,090
	Connecticut Housing FA
1,000	4.00%, 11/15/2044 ‡	1,093
	Hartford, CT, GO
1,850	5.00%, 04/01/2026	2,147
		6,330
	District of Columbia - 0.7%
	Metropolitan Washington, DC, Airport Auth System Rev
1,450	5.00%, 10/01/2022	1,724
	Washington, DC, Metropolitan Airport Auth System Rev
1,000	5.00%, 10/01/2020	1,174
		2,898
	Florida - 7.9%
	Arlington of Naples
500	6.50%, 05/15/2020 ■	502
500	7.00%, 05/15/2024 ■	551
	Florida Village Community Development Dist No 8
2,225	6.38%, 05/01/2038	2,520
	Greater Orlando, FL, Aviation Auth
4,340	5.00%, 10/01/2021 - 10/01/2024	5,095
	Highlands County, FL, Adventist Health (Prerefunded with US Gov't Securities)
125	5.25%, 11/15/2036	137
	Highlands County, FL, Health Fac Auth
1,905	5.25%, 11/15/2036	2,020
	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc
2,000	6.25%, 09/01/2027	2,177
	Jacksonville, FL, Sales Tax Rev
2,700	5.00%, 10/01/2021	3,243
	Lake County, FL, School Board
2,000	5.00%, 06/01/2026	2,338

The accompanying notes are an integral part of these financial statements.

5

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Municipal Bonds - 95.7% - (continued)
	Florida - 7.9% - (continued)
	Lakeland, FL, Retirement Community Rev
$1,750	6.38%, 01/01/2043	$1,819
	Lee County, FL, School Board
1,000	4.00%, 08/01/2016	1,060
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500	0.00%, 05/01/2039 ●	175
	Miami-Dade County, FL, Aviation Rev
3,500	5.00%, 10/01/2024 - 10/01/2026	4,000
	Orange County, FL, School Board
2,130	5.00%, 08/01/2026	2,448
	Palm Beach County, FL, Health System
1,000	6.75%, 06/01/2024	1,136
	River Bend Community Development Dist, Capital Improvement Rev
1,560	0.00%, 11/01/2015 ●	201
	Village, FL, Community Development Dist #11
500	3.25%, 05/01/2019 ☼	500
	Volusia County, FL, School Board
775	5.00%, 08/01/2025	927
		30,849
	Georgia - 1.4%
	Clayton County, GA, DA
1,965	9.00%, 06/01/2035	2,031
	Dekalb Newton and Gwinnett Counties, GA, Joint DA
1,500	6.00%, 07/01/2034	1,718
	Marietta, GA, DA Life University, Inc. Proj
1,500	7.00%, 06/15/2030	1,590
		5,339
	Hawaii - 0.3%
	Hawaii State Dept of Transportation
1,000	5.00%, 08/01/2022	1,180

	Idaho - 0.3%
	Idaho State Helath Facilities Auth Rev
1,000	5.00%, 03/01/2032	1,128

	Illinois - 7.8%
	Aurora, IL, Tax Increment Rev
870	6.75%, 12/30/2027	957
	Chicago, IL, Board of Education
1,625	6.00%, 01/01/2020	1,827
	Chicago, IL, O'Hare International Airport Rev
345	5.00%, 01/01/2015	347
855	5.25%, 01/01/2027	858
	Chicago, IL, Park Dist, GO
2,750	5.00%, 01/01/2026	3,192
	City of Chicago, IL, GO
1,700	4.00%, 01/01/2018	1,772
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
96	0.00%, 03/01/2037 ●	55
	Illinois FA Rev, Art Institute of Chicago Ser A
1,400	6.00%, 03/01/2038	1,608
	Illinois FA Rev, Silver Cross Hospital and Medicine
3,000	5.50%, 08/15/2030	3,169
	Illinois Metropolitan Pier & Exposition Auth
4,000	4.32%, 12/15/2024 ○	2,819
	Illinois State FA Rev
1,250	7.75%, 08/15/2034	1,569
	Illinois State GO
3,000	5.00%, 01/01/2022 - 08/01/2025	3,271
1,500	5.25%, 01/01/2021	1,708
	Illinois State Sales Tax Rev
1,830	6.50%, 06/15/2022	2,131
	Illinois State Toll Highway Auth
2,000	5.00%, 01/01/2030 ☼	2,319
	Illinois State Unemployment Insurance Fund
2,500	5.00%, 06/15/2019 - 12/15/2019	2,573
		30,175
	Indiana - 1.4%
	Indiana State FA Hospital Rev
1,000	5.00%, 12/01/2029	1,174
	Indianapolis, IN Airport Auth Rev
1,000	5.00%, 01/01/2029	1,130
	Vigo County, IN, Hospital Auth
2,000	5.75%, 09/01/2042 ■	2,021
	Whiting, IN, Environmental Facilities Rev
1,000	1.85%, 06/01/2044 Δ	1,006
		5,331
	Kansas - 0.3%
	Wyandotte County-Kansas City, KS
1,000	5.00%, 09/01/2025	1,191

	Kentucky - 1.0%
	Kentucky Public Transportation Inf Auth
350	5.00%, 07/01/2017	387
	Louisville & Jefferson County, KY
1,515	5.00%, 12/01/2023	1,776
	Louisville & Jefferson County, KY, Metropolitan
1,710	1.65%, 10/01/2033 Δ	1,734
		3,897
	Louisiana - 1.4%
	Louisiana Tobacco Settlement Financing Corp.
2,500	5.00%, 05/15/2026	2,652
	New Orleans, LA, Aviation Board
2,500	6.00%, 01/01/2023	2,913
		5,565
	Maryland - 0.4%
	Westminster Maryland Rev
1,500	4.38%, 07/01/2021	1,537

	Massachusetts - 1.7%
	Massachusetts State Development Fin Agency Rev
1,200	8.00%, 04/15/2031	1,430
	Massachusetts State Health and Education Fac Auth
1,000	5.00%, 07/01/2016	1,031
2,355	8.00%, 10/01/2039	2,518
	Massachusetts State PA
455	4.00%, 07/01/2022	506
1,035	5.00%, 07/01/2021 - 07/01/2023	1,216
		6,701
	Michigan - 3.5%
	Kent, MI, Hospital FA
4,000	6.00%, 07/01/2035	4,110
	Michigan FA
4,350	5.00%, 07/01/2018 - 10/01/2030	4,910

The accompanying notes are an integral part of these financial statements.

6

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Municipal Bonds - 95.7% - (continued)
	Michigan - 3.5% - (continued)
	Royal Oak, MI, Hospital FA
$2,000	8.25%, 09/01/2039 ‡	$2,556
	Wayne County, MI, Airport Auth Rev
2,000	5.00%, 12/01/2015 - 12/01/2030	2,200
		13,776
	Mississippi - 0.8%
	Mississippi State Business Fin Corp.
3,000	1.63%, 12/01/2040	2,985

	Missouri - 1.0%
	Kirkwood, MO, Industrial DA Retirement Community
3,500	8.25%, 05/15/2045	4,040

	Nevada - 1.6%
	Clark County, NV, School Dist GO
1,625	5.00%, 06/15/2020	1,686
	Mesquite, NV, Special Improvement Dist 07-01
440	6.00%, 08/01/2027	447
	Nevada State GO
2,500	5.00%, 08/01/2019	2,934
	Nevada State Natural Resources GO
1,110	5.00%, 03/01/2026	1,319
		6,386
	New Jersey - 3.6%
	New Jersey Health Care Facilities FA, Hospital Asset Transformation
2,855	5.75%, 10/01/2031	3,302
	New Jersey State Econ DA
1,510	4.88%, 09/15/2019	1,597
1,590	5.00%, 03/01/2023	1,796
	New Jersey State Educational FA Rev, University of Medicine & Dentistry
2,000	7.50%, 12/01/2032	2,563
	New Jersey State Interstate Turnpike Auth Rev
3,000	5.00%, 01/01/2025 ‡	3,536
	New Jersey State Transportation Trust FU
1,000	5.00%, 09/15/2017	1,105
		13,899
	New Mexico - 1.2%
	Los Alamos County, NM, Tax Improvement Rev
3,000	5.88%, 06/01/2027	3,530
	Montecito Estates, NM, Public Improvement Dist
905	7.00%, 10/01/2037	947
		4,477
	New York - 11.1%
	Liberty, NY, Corp. Development Goldman Sachs Headquarters
2,000	5.25%, 10/01/2035	2,371
	New York & New Jersey PA
2,000	5.00%, 12/01/2023	2,027
	New York City Housing Development Corp
940	4.50%, 11/15/2024 ■☼	957
	New York City, NY, Transitional FA Rev
5,000	5.00%, 08/01/2031	5,913
	New York Metropolitan Transportation Auth Rev
2,100	5.00%, 11/15/2020	2,502
	New York State Dormitory Auth Rev
5,640	5.00%, 03/15/2022 - 03/15/2030	6,632
	New York State Liberty Development Corp. Rev
1,535	5.15%, 11/15/2034 ■☼	1,561
	New York State Thruway Auth
3,250	5.00%, 01/01/2019 - 03/15/2021	3,797
	New York State Urban Development Corp. Rev
1,000	5.00%, 03/15/2026	1,191
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,760
	New York, NY, IDA Terminal One Group Assoc Proj AMT
2,000	5.50%, 01/01/2024	2,104
	Newburth, NY, GO
1,145	5.00%, 06/15/2019	1,256
	Town of Oyster Bay, NY, GO
2,340	5.00%, 08/15/2024	2,780
	TSASC, Inc.
2,500	5.00%, 06/01/2034	2,078
	Ulster County, NY, Capital Resource Corp. Rev
940	3.72%, 09/15/2044 ■○	661
	Ulster County, NY, IDA Kingston Regional Senior Living
2,000	6.00%, 09/15/2042	1,758
	Yonkers, NY, GO
885	3.00%, 08/15/2019	930
		43,278
	North Carolina - 1.1%
	North Carolina Eastern Municipal Power
1,325	4.00%, 01/01/2020	1,469
	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge
1,555	5.88%, 01/01/2031	1,742
	North Carolina State Medical Care Commission, Galloway Ridge, Inc.
1,000	6.00%, 01/01/2039	1,101
		4,312
	Ohio - 3.9%
	Allen County, OH, Hospital Fac Rev
2,000	5.00%, 05/01/2023	2,341
	Buckeye Tobacco Settlement FA
4,000	5.88%, 06/01/2047	3,160
	Buckeye, OH, Tobacco Settlement FA
4,580	6.00%, 06/01/2042	3,630
	Dayton, OH, City School Dist
2,000	5.00%, 11/01/2027	2,425
	Lancaster, OH, Gas Rev
2,275	0.70%, 02/01/2019 Δ	2,286
	Ohio State Cultural Sports Fac Building Projects
1,235	5.00%, 04/01/2020	1,451
		15,293
	Oregon - 0.5%
	Port of Portland, Oregon Airport Rev
1,750	5.00%, 07/01/2031 - 07/01/2032	2,003

	Other U.S. Territories - 0.2%
	Puerto Rico Highway and Transportation Auth
705	4.95%, 07/01/2026	703

The accompanying notes are an integral part of these financial statements.

7

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Municipal Bonds - 95.7% - (continued)
	Pennsylvania - 5.1%
	Allegheny County, PA, Industrial DA Charter School
$985	6.75%, 08/15/2035	$1,082
	Montgomery County, PA, Higher Education and Health
1,165	5.00%, 10/01/2023	1,316
	Pennsylvania State GO
4,525	5.00%, 07/01/2021	5,426
1,000	7.00%, 07/15/2028	1,112
	Pennsylvania State IDA
2,250	5.00%, 07/01/2021	2,618
	Pennsylvania State Turnpike Commission Rev
575	0.93%, 12/01/2020 Δ	579
575	1.03%, 12/01/2021 Δ	581
1,335	6.00%, 06/01/2028	1,536
	Philadelphia, PA, Municipal Auth
750	6.38%, 04/01/2029	875
800	6.50%, 04/01/2034	926
	Pittsburgh, PA, School Dist GO
2,325	5.00%, 09/01/2021 - 09/01/2023	2,716
	Susquehanna, PA, Regional Airport Auth System Rev
1,000	5.00%, 01/01/2019	1,096
		19,863
	Rhode Island - 1.3%
	Cranston, RI, GO
1,415	5.00%, 07/01/2019	1,616
	Rhode Island State & Providence Plantations
1,500	4.00%, 10/01/2018	1,654
	Rhode Island State Health & Educational Bldg Corp.
1,655	4.00%, 05/15/2017	1,761
		5,031
	South Carolina - 0.1%
	Lancaster County, SC, Sun City Assessment
1,987	0.00%, 11/01/2017 ●	397

	South Dakota - 0.6%
	South Dakota State Education Enhancement
1,000	5.00%, 06/01/2026	1,114
	South Dakota State Health & Educational FA
1,000	5.00%, 11/01/2029	1,161
	South Dakota State Housing DA
185	6.13%, 05/01/2033	185
		2,460
	Texas - 8.8%
	Arlington, TX, Higher Education Fin
1,000	5.00%, 08/15/2027	1,194
	Barbers Hill Ind School Dist, GO
2,875	5.00%, 02/15/2026 ☼	3,528
	Brazos Harbor, TX, Industrial Development Corp.
1,500	5.90%, 05/01/2038	1,632
	Dallas, TX, Ind School Dist GO
1,350	5.00%, 08/15/2034 ‡	1,396
	Dallas-Fort Worth, TX, International Airport Fac Improvement Corp.
2,000	6.15%, 01/01/2016	2,037
	El Paso, TX, ISD, GO
2,860	5.00%, 08/15/2026	3,170
	Lower Colorado River, TX, Auth Rev
55	7.25%, 05/15/2037	57
	North East TX ISD, GO
1,000	5.00%, 08/01/2028	1,197
	North Texas Tollway Auth Rev
2,995	5.00%, 01/01/2022	3,504
	San Antonio, TX, Airport System Rev
1,985	5.00%, 07/01/2023	2,309
	San Antonio, TX, Water Rev
2,200	5.00%, 05/15/2026	2,648
	Texas State Public FA Charter School
3,555	5.38%, 02/15/2037	3,606
	Texas State Transportation Commission
1,500	0.39%, 04/01/2032 ‡Δ	1,503
	Travis County, TX, Health Fac Development
2,000	7.13%, 11/01/2040	2,317
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035	607
	Wylie, TX, ISD, GO
3,500	1.55%, 08/15/2018 ○‡	3,352
		34,057
	Vermont - 0.2%
	Vermont State Econ DA Waste
900	4.75%, 04/01/2036 ■	926

	Virginia - 2.1%
	Norfolk, VA, Redev & Housing Auth Rev Obligor: Fort Norfolk Retirement Community, Inc.
1,005	6.13%, 01/01/2035	1,008
	Virginia Public Building Auth
4,000	5.00%, 08/01/2023	4,918
	Washington County, VA, Industrial DA Hospital
1,750	7.75%, 07/01/2038	2,057
		7,983
	Washington - 3.4%
	Grant County, WA, Utility Dist #2
3,730	5.00%, 01/01/2022 - 01/01/2023	4,417
	Washington State Health Care Fac Auth
500	4.00%, 11/15/2015	519
3,650	5.00%, 03/01/2029 - 10/01/2042	4,262
	Washington State Health Care Fac Auth, VA Mason Medical
3,600	6.13%, 08/15/2037	3,962
		13,160
	West Virginia - 0.5%
	West Virginia State Hospital FA
1,900	9.13%, 10/01/2041	2,028

	Wisconsin - 2.9%
	Milwaukee County, WI, Airport Rev
1,790	5.00%, 12/01/2025 ☼	2,077
	Wisconsin Health and Educational Fac, Iowa Health System Obligated Group
1,700	5.00%, 12/01/2028	2,001
	Wisconsin State GO
2,685	5.75%, 05/01/2033	3,166
1,295	6.00%, 05/01/2036	1,535

The accompanying notes are an integral part of these financial statements.

8

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Municipal Bonds - 95.7% - (continued)
	Wisconsin - 2.9% - (continued)
	Wisconsin State Health and Educational Fac Auth Rev
$2,465	5.25%, 08/15/2024		$2,596
			11,375
	Total Municipal Bonds
	(Cost $355,121)		$372,643

	Total Long-Term Investments
	(Cost $355,121)		$372,643

Short-Term Investments - 5.4%
	Other Investment Pools and Funds - 5.4%
20,912	JP Morgan Tax Free Money Market Fund		$20,912

	Total Short-Term Investments
	(Cost $20,912)		$20,912

	Total Investments
	(Cost $376,033) ▲	101.1%	$393,555
	Other Assets and Liabilities	(1.1)%	(4,290)
	Total Net Assets	100.0%	$389,265

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $376,033 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$21,225
Unrealized Depreciation	(3,703)
Net Unrealized Appreciation	$17,522

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $7,179, which represents 1.8% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $11,922 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
AMT	Alternative Minimum Tax
DA	Development Authority
FA	Finance Authority
GO	General Obligation
IDA	Industrial Development Authority
ISD	Independent School District
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

10

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	$372,643	$–	$372,643	$–
Short-Term Investments	20,912	20,912	–	–
Total	$393,555	$20,912	$372,643	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Opportunities Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $376,033)	$393,555
Receivables:
Investment securities sold	4,936
Fund shares sold	1,585
Interest	4,810
Other assets	98
Total assets	404,984
Liabilities:
Payables:
Investment securities purchased	15,086
Fund shares redeemed	270
Investment management fees	41
Dividends	146
Distribution fees	27
Accrued expenses	37
Other liabilities	112
Total liabilities	15,719
Net assets	$389,265
Summary of Net Assets:
Capital stock and paid-in-capital	$400,543
Undistributed net investment income	132
Accumulated net realized loss	(28,932)
Unrealized appreciation of investments	17,522
Net assets	$389,265

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.53/$8.93
Shares outstanding	22,569
Net assets	$192,531
Class B: Net asset value per share	$8.53
Shares outstanding	377
Net assets	$3,216
Class C: Net asset value per share	$8.54
Shares outstanding	10,680
Net assets	$91,177
Class I: Net asset value per share	$8.55
Shares outstanding	11,972
Net assets	$102,341

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Opportunities Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Interest	$12,797
Total investment income	12,797

Expenses:
Investment management fees	1,815
Transfer agent fees
Class A	62
Class B	4
Class C	44
Class I	32
Distribution fees
Class A	413
Class B	36
Class C	855
Custodian fees	4
Accounting services fees	59
Registration and filing fees	86
Board of Directors' fees	9
Audit fees	13
Other expenses	37
Total expenses (before waivers)	3,469
Expense waivers	(18)
Management fee waivers	(165)
Total waivers	(183)
Total expenses, net	3,286
Net Investment Income	9,511
Net Realized Gain on Investments:
Net realized gain on investments	2,243
Net Realized Gain on Investments	2,243
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	9,378
Net Changes in Unrealized Appreciation of Investments	9,378
Net Gain on Investments	11,621
Net Increase in Net Assets Resulting from Operations	$21,132

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$9,511	$11,540
Net realized gain on investments	2,243	5,066
Net unrealized appreciation (depreciation) of investments	9,378	(23,491)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,132	(6,885)
Distributions to Shareholders:
From net investment income
Class A	(4,987)	(6,237)
Class B	(83)	(134)
Class C	(1,949)	(2,814)
Class I	(2,442)	(2,442)
Total distributions	(9,461)	(11,627)
Capital Share Transactions:
Class A	32,903	(39,682)
Class B	(1,067)	(1,179)
Class C	1,357	(25,394)
Class I	40,582	(15,824)
Net increase (decrease) from capital share transactions	73,775	(82,079)
Net Increase (Decrease) in Net Assets	85,446	(100,591)
Net Assets:
Beginning of period	303,819	404,410
End of period	$389,265	$303,819
Undistributed (distributions in excess of) net investment income	$132	$82

The accompanying notes are an integral part of these financial statements.

14

The Hartford Municipal Opportunities Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Municipal Opportunities Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs.   All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available.  There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

15

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with

16

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of

17

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Tax Exempt Income	$9,362	$11,647
Ordinary Income	73	68

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$279
Accumulated Capital Losses*	(28,933)
Unrealized Appreciation†	17,522
Total Accumulated Deficit	$(11,132)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund had no reclassifications.

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$12,266
2018	6,121
2019	10,546
Total	$28,933

During the year ended October 31, 2014, the Fund utilized $2,243 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to

19

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $1.5 billion	0.4750%
On next $2.5 billion	0.4650%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

Effective November 1, 2013, the investment manager voluntarily agreed to waive investment management fees of 0.05% of average daily net assets until October 31, 2014. These amounts are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. Effective November 1, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I
0.90%	1.65%	1.65%	0.65%

20

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Effective November 1, 2013, the investment manager voluntarily agreed to limit the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses through October 31, 2014, as follows:

Class A	Class B	Class C	Class I
0.85%	1.60%	1.60%	0.60%

Distribution and Service Plan for Class A, B and C Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $509 and contingent deferred sales charges of $9 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$161,598	$—	$161,598
Sales Proceeds	92,975	—	92,975

21

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	9,412	547	(6,068)	3,891	4,220	662	(9,624)	(4,742)
Amount	$79,059	$4,576	$(50,732)	$32,903	$36,404	$5,624	$(81,710)	$(39,682)
Class B
Shares	6	8	(143)	(129)	23	12	(175)	(140)
Amount	$55	$64	$(1,186)	$(1,067)	$192	$105	$(1,476)	$(1,179)
Class C
Shares	2,441	191	(2,489)	143	1,331	265	(4,633)	(3,037)
Amount	$20,487	$1,601	$(20,731)	$1,357	$11,433	$2,260	$(39,087)	$(25,394)
Class I
Shares	7,906	195	(3,279)	4,822	3,190	205	(5,251)	(1,856)
Amount	$66,313	$1,641	$(27,372)	$40,582	$27,001	$1,745	$(44,570)	$(15,824)
Total
Shares	19,765	941	(11,979)	8,727	8,764	1,144	(19,683)	(9,775)
Amount	$165,914	$7,882	$(100,021)	$73,775	$75,030	$9,734	$(166,843)	$(82,079)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	1	$7
For the Year Ended October 31, 2013	3	$22

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

22

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

23

The Hartford Municipal Opportunities Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$–	$(0.26)	$8.53	6.70%	$192,531	0.90%	0.85%		3.03%
B	8.23	0.19	0.30	0.49	(0.19)	–	(0.19)	8.53	6.04	3,216	1.72	1.60		2.30
C	8.24	0.19	0.30	0.49	(0.19)	–	(0.19)	8.54	6.03	91,177	1.66	1.60		2.29
I	8.25	0.27	0.31	0.58	(0.28)	–	(0.28)	8.55	7.08	102,341	0.65	0.60		3.26

For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$–	$(0.29)	$8.24	(1.58)%	$153,818	0.91%	0.91	%(D)	3.35%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	–	(0.22)	8.23	(2.44)	4,161	1.72	1.66	(D)	2.60
C	8.67	0.22	(0.43)	(0.21)	(0.22)	–	(0.22)	8.24	(2.44)	86,844	1.66	1.66	(D)	2.60
I	8.68	0.31	(0.43)	(0.12)	(0.31)	–	(0.31)	8.25	(1.45)	58,996	0.66	0.66	(D)	3.60

For the Year Ended October 31, 2012 (E)
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$–	$(0.34)	$8.66	12.58%	$202,931	0.91%	0.91	%(D)	4.05%
B	8.01	0.28	0.65	0.93	(0.28)	–	(0.28)	8.66	11.75	5,597	1.72	1.66	(D)	3.32
C	8.02	0.28	0.65	0.93	(0.28)	–	(0.28)	8.67	11.73	117,699	1.67	1.66	(D)	3.31
I	8.03	0.36	0.65	1.01	(0.36)	–	(0.36)	8.68	12.83	78,183	0.67	0.66	(D)	4.31

For the Year Ended October 31, 2011 (E)
A	$8.47	$0.44	$(0.46)	$(0.02)	$(0.44)	$–	$(0.44)	$8.01	0.03%	$177,569	0.94%	0.93	%(D)	5.58%
B	8.47	0.38	(0.46)	(0.08)	(0.38)	–	(0.38)	8.01	(0.72)	5,739	1.75	1.68	(D)	4.84
C	8.48	0.38	(0.46)	(0.08)	(0.38)	–	(0.38)	8.02	(0.72)	103,439	1.70	1.68	(D)	4.83
I	8.49	0.46	(0.46)	–	(0.46)	–	(0.46)	8.03	0.28	69,575	0.70	0.68	(D)	5.82

For the Year Ended October 31, 2010 (E)
A	$8.02	$0.45	$0.45	$0.90	$(0.45)	$–	$(0.45)	$8.47	11.56%	$238,332	0.92%	0.92	%(F)	5.49%
B	8.01	0.38	0.47	0.85	(0.39)	–	(0.39)	8.47	10.82	7,475	1.72	1.72	(F)	4.68
C	8.02	0.39	0.46	0.85	(0.39)	–	(0.39)	8.48	10.85	128,723	1.68	1.68	(F)	4.72
I	8.03	0.47	0.46	0.93	(0.47)	–	(0.47)	8.49	11.93	81,795	0.68	0.68	(F)	5.72

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.65%, 1.65% and 0.65% for Class A, Class B, Class C and Class I, respectively.
(E)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(F)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.70%, 1.66% and 0.66% for Class A, Class B, Class C and Class I, respectively.

See Portfolio Turnover information on the next page.

24

The Hartford Municipal Opportunities Fund
Financial Highlights – (continued)

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	29%
For the Year Ended October 31, 2013	37
For the Year Ended October 31, 2012	51
For the Year Ended October 31, 2011	41
For the Year Ended October 31, 2010	15

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Municipal Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Municipal Opportunities Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota December 18, 2014

26

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

27

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

28

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Municipal Opportunities Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

30

The Hartford Municipal Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,035.10	$4.37	$1,000.00	$1,020.91	$4.34	0.85%	184	365
Class B	$1,000.00	$1,031.20	$8.19	$1,000.00	$1,017.14	$8.14	1.60	184	365
Class C	$1,000.00	$1,031.20	$8.19	$1,000.00	$1,017.14	$8.14	1.60	184	365
Class I	$1,000.00	$1,036.30	$3.08	$1,000.00	$1,022.18	$3.06	0.60	184	365

31

The Hartford Municipal Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Municipal Opportunities Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

32

The Hartford Municipal Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

33

The Hartford Municipal Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap for each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

34

The Hartford Municipal Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Municipal Opportunities Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Muni Bond Risk: Municipal securities are subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price), call risk (the risk that an investment may be redeemed early), and risks related to changes in the tax-exempt status of the securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

AMT Risk: Income from the Fund may be subject to income tax, including the Alternative Minimum Tax.

36

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-M014 12/14 113994-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD QUALITY BOND FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Quality Bond Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Schedule of Investments at October 31, 2014	5
Statement of Assets and Liabilities at October 31, 2014	10
Statement of Operations for the Year Ended October 31, 2014	11
Statement of Changes in Net Assets for the Year Ended October 31, 2014, and for the Period November 30, 2012 (commencement of operations) through October 31, 2013	12
Notes to Financial Statements	13
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	28
Directors and Officers (Unaudited)	29
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	31
Quarterly Portfolio Holdings Information (Unaudited)	31
Federal Tax Information (Unaudited)	32
Expense Example (Unaudited)	33
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	34
Main Risks (Unaudited)	38

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Quality Bond Fund inception 11/30/2012
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

Performance Overview 11/30/12 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	Since Inception▲
Quality Bond A#	4.48%	1.62%
Quality Bond A##	-0.22%	-0.79%
Quality Bond C#	3.75%	0.87%
Quality Bond C##	2.75%	0.87%
Quality Bond I#	4.83%	1.88%
Quality Bond R3#	4.17%	1.25%
Quality Bond R4#	4.53%	1.57%
Quality Bond R5#	4.79%	1.85%
Quality Bond Y#	4.84%	1.89%
Barclays U.S. Aggregate Bond Index	4.14%	1.47%

▲	Inception: 11/30/2012
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Quality Bond Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Quality Bond Class A	0.95%	1.28%
Quality Bond Class C	1.70%	2.03%
Quality Bond Class I	0.70%	1.03%
Quality Bond Class R3	1.25%	1.72%
Quality Bond Class R4	0.95%	1.42%
Quality Bond Class R5	0.65%	1.12%
Quality Bond Class Y	0.60%	1.02%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Michael F. Garrett
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Quality Bond Fund returned 4.48%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.14% for the same period. The Fund also outperformed the 3.90% return of the Lipper U.S. Mortgage Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter Gross Domestic Product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

The Fund outperformed its benchmark during the twelve month-period. Sector allocation and yield curve positioning were the main contributors to benchmark-relative performance during the period. The Fund’s curve flattening bias added to benchmark-relative performance as the decline in long Treasury yields outpaced shorter dated maturities. The Fund’s structural underweight to corporate credit detracted from returns during the period, but allocations to other securitized sectors more than made up for the shortfall. For example, the allocation to non-agency Residential Mortgage-Backed Securities (RMBS) and agency Collateralized Mortgage Obligations (CMOs) helped relative performance for the period. An allocation to Federal National Mortgage Association Delegated Underwriting and Servicing bonds (Fannie Mae DUS bonds) and an overweight to Commercial Mortgage-Backed Securities (CMBS) was also positive, as was coupon-positioning and security selection within 30-year Government National Mortgage Association (GNMA) securities. On the other hand, coupon positioning within 30- year conventionals (Federal National Mortgage Association and Federal Home Loan Mortgage Corporation) detracted from relative performance for the year, as did the Fund’s duration positioning.

3

The Hartford Quality Bond Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The Fund maintains a structural overweight to Mortgage-Backed Securities (MBS) as we believe over the long term it should offer better return potential with lower volatility than the corporate or government bond sectors. Tactically, however, we remain cautious on the agency MBS market, and continue to expect spreads to widen from current levels. The Fed’s tapering of MBS purchases ended in October as expected, and although the settlement of new purchases will extend out until January, we expect net supply to continue to increase. This leaves market participants, driven by relative value rather than monetary policy, as the marginal purchaser of newly issued MBS, and we believe they will require wider spreads. Within the securitized sectors, we own fewer pass-throughs, allocating instead to Fannie Mae DUS bonds, CMOs and structured credit. These assets produce a significant spread advantage to corporate bonds of similar credit risk. We continue to be patient and let the rates, volatility, and MBS markets react to the Fed’s exit over the course of the next few months.

We expect home-price appreciation and credit performance to continue to stabilize in 2015; still improving, but at a slower pace than 2014. This is a positive for the market, and consequently, we maintain our constructive outlook on the non-agency RMBS sector with long-term projected loss-adjusted yields in the range of 4% to 5%.

We remain constructive on CMBS, as the sector appears to be supported by a recovering economy, a better lending environment for commercial real estate, and a manageable near-term loan maturity schedule. Overall, the outlook for commercial real estate fundamentals appears strong, with decent demand and limited new construction. Underwriting standards continue to deteriorate, and vary greatly by deal. This credit-quality dispersion across deals should, in our view, result in greater tiering by the market. Valuations remain relatively attractive with room for spread tightening, as the sector remains attractive relative to corporates. Within the sector, we favor high-quality, new-issue conduit deals, select legacy CMBS, and single-borrower deals.

Looking ahead across Asset-Backed Securities sectors, we expect improvements in the economy to be partially offset by increased lending and modestly weaker underwriting standards. We believe this may cause credit performance in 2014 to fall short of post-crisis bests but still exceed long-term averages. Given this supportive backdrop, we remain constructive on the sector.

Credit Exposure

as of October 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	82.7%
Aa/ AA	9.9
A	2.9
Baa/ BBB	2.5
B	0.5
Caa/ CCC or Lower	5.2
Not Rated	3.1
Short-Term Instruments	48.8
Other Assets and Liabilities	(55.6)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type

as of October 31, 2014

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	28.1%
Municipal Bonds	0.4
U.S. Government Agencies	74.8
U.S. Government Securities	3.5
Total	106.8%
Short-Term Investments	48.8
Other Assets and Liabilities	(55.6)
Total	100.0%

4

The Hartford Quality Bond Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.1%
	Finance and Insurance - 27.4%
	Ally Automotive Receivables Trust
$60	3.38%, 09/15/2017 ■	$60
	Ally Master Owner Trust
250	1.72%, 07/15/2019	252
	American Credit Acceptance Receivables
46	1.64%, 11/15/2016 ■	47
	AmeriCredit Automobile Receivables Trust
11	2.76%, 05/09/2016 ‡	11
250	3.38%, 04/09/2018 ‡	257
250	4.98%, 01/08/2018 ‡	253
	Asset Backed Securities Corp Home Equity
212	0.66%, 08/25/2034 ‡Δ	200
	Cabela's Master Credit Card Trust
170	0.60%, 07/15/2022 Δ	170
	Carfinance Capital Automotive Trust
21	1.65%, 07/17/2017 ■‡	21
	Carlyle Global Market Strategies
250	1.75%, 04/17/2025 ■‡Δ	250
	CIFC Funding Ltd.
225	1.38%, 08/14/2024 ■‡Δ	224
	Connecticut Avenue Securities Series
50	2.75%, 05/25/2024 Δ	45
300	4.55%, 01/25/2024 Δ	316
100	5.40%, 10/25/2023 Δ	111
	Dryden Senior Loan Fund
250	1.70%, 07/15/2026 ■Δ	249
	First Horizon Mortgage Pass-Through Trust
247	2.56%, 08/25/2037 Δ	203
	First Investors Automotive Owner Trust
150	2.47%, 05/15/2018 ■	152
	FREMF Mortgage Trust
153	3.60%, 11/25/2046 ■‡Δ	156
165	4.38%, 06/25/2047 ■‡Δ	170
200	4.69%, 10/25/2030 ■‡Δ	212
	Greenwich Capital Commercial Funding Corp.
241	5.44%, 03/10/2039 ‡Δ	259
	GSR Mortgage Loan Trust
203	2.55%, 04/25/2036 Δ	173
	IndyMac Index Mortgage Loan Trust
103	2.80%, 06/25/2036 ‡Δ	78
77	5.00%, 08/25/2036 ‡Δ	77
	JP Morgan Mortgage Trust
178	3.00%, 09/25/2044 ■	181
	LB-UBS Commercial Mortgage Trust
90	5.37%, 09/15/2039 ‡Δ	96
	Magnetite CLO Ltd.
250	1.71%, 04/15/2026 ■‡Δ	249
250	2.23%, 07/25/2026 ■‡Δ	242
	Morgan Stanley Dean Witter Capital I
79	1.70%, 03/25/2033 ‡Δ	74
	Morgan Stanley Re-Remic Trust
389	5.99%, 08/15/2045 ■‡Δ	422
	MortgageIT Trust
226	0.47%, 02/25/2035 ‡Δ	220
	Residential Accredit Loans, Inc.
256	3.55%, 09/25/2035 ‡Δ	214
	Residential Funding Mortgage Securities, Inc.
174	2.78%, 09/25/2035 ‡Δ	161
263	3.22%, 02/25/2036 ‡Δ	234
175	5.75%, 01/25/2036 ‡	144
	Santander Drive Automotive Receivables Trust
92	3.82%, 08/15/2017 ‡	94
	Sequoia Mortgage Trust
107	0.39%, 02/20/2035 ‡Δ	103
	SpringCastle America Funding LLC
205	2.70%, 05/25/2023 ■	205
	Springleaf Funding Trust
110	2.41%, 12/15/2022 ■	110
	Springleaf Mortgage Loan Trust
200	2.31%, 06/25/2058 ■	197
155	3.52%, 12/25/2065 ■	158
	Washington Mutual Mortgage Pass-Through
44	0.31%, 02/25/2037 ‡Δ	30
228	5.50%, 03/25/2035	223
	Wells Fargo Mortgage Backed Securities Trust
218	2.63%, 10/25/2036 ‡Δ	205
	Westlake Automobile Receivables Trust
200	2.24%, 04/15/2020 ■	200
		7,708
	Transportation Equipment Manufacturing - 0.7%
	TAL Advantage LLC
188	2.83%, 02/22/2038 ■	185

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $7,800)	$7,893

Municipal Bonds - 0.4%
	Utilities - Combined - 0.4%
	Utility Debt Securitization Auth, New York
$110	3.44%, 12/15/2025 ‡	$114

	Total Municipal Bonds
	(Cost $110)	$114

U.S. Government Agencies - 74.8%
	FHLMC - 18.7%
$3,700	1.67%, 08/25/2040 ►	$255
695	1.71%, 07/25/2041 ►	81
2,250	1.81%, 11/25/2040 ►	262
2,200	3.00%, 11/15/2029 - 11/15/2044 ☼,Ð	2,209
200	3.50%, 11/15/2029 ☼,Ð	211
970	4.00%, 11/15/2044 ☼,Ð	1,029
1,100	4.50%, 11/15/2044 ☼,Ð	1,191
		5,238
	FNMA - 42.2%
5	2.29%, 10/01/2022	5
259	2.48%, 08/01/2022	258
484	2.71%, 12/01/2027	466
25	2.76%, 05/01/2021	26
5	2.78%, 04/01/2022	5
365	2.95%, 01/01/2028	358
5	2.98%, 01/01/2022	5
1,665	3.00%, 11/15/2044 ☼,Ð	1,665
5	3.20%, 04/01/2022	5
25	3.21%, 05/01/2023	26
15	3.34%, 04/01/2024	16
5	3.45%, 01/01/2024	5

The accompanying notes are an integral part of these financial statements.

5

The Hartford Quality Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. Government Agencies - 74.8% - (continued)
	FNMA - 42.2% - (continued)
$5	3.47%, 01/01/2024		$5
4,900	3.50%, 11/15/2044 - 12/15/2044 ☼,Ð		5,063
250	3.54%, 02/01/2024		265
15	3.67%, 08/01/2023		16
5	3.76%, 03/01/2024		5
5	3.86%, 12/01/2025		5
15	3.87%, 10/01/2025		16
15	3.89%, 05/01/2030		16
15	3.93%, 10/01/2023		17
5	3.96%, 05/01/2034		5
10	3.97%, 05/01/2029		11
1,333	4.00%, 11/15/2029 - 11/15/2044 ☼,Ð		1,415
510	4.06%, 10/01/2028 - 03/01/2030		552
1,499	4.50%, 08/01/2041 - 11/15/2044 ☼,Ð		1,627
			11,858
	GNMA - 13.9%
500	3.00%, 11/15/2044 ☼,Ð		510
700	3.50%, 11/15/2044 ☼,Ð		731
900	4.00%, 11/15/2044 ☼,Ð		962
217	4.50%, 09/20/2041 - 11/15/2044 ☼,Ð		237
399	5.00%, 07/15/2039 - 12/15/2044 ☼,Ð		442
100	5.50%, 11/15/2044 ☼,Ð		111
812	6.00%, 07/15/2037 - 09/15/2040		916
			3,909
	Total U.S. Government Agencies
	(Cost $21,011)		$21,005
U.S. Government Securities - 3.5%
U.S. Treasury Securities - 3.5%
	U.S. Treasury Notes - 3.5%
$975	2.00%, 02/15/2022 ‡		$970

	Total U.S. Government Securities
	(Cost $966)		$970
	Total Long-Term Investments
	(Cost $29,887)		$29,982
Short-Term Investments - 48.8%
Repurchase Agreements - 48.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $39, collateralized by U.S. Treasury Note 1.50%, 2019, value of $40)
$39	0.08%, 10/31/2014 ‡		$39
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $667, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $680)
667	0.09%, 10/31/2014 ‡		667
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $179, collateralized by U.S.
Treasury Bond 2.88% - 5.25%, 2029 - 2043,
U.S. Treasury Note 0.38% - 4.50%, 2015 -
	2022, value of $183)
179	0.08%, 10/31/2014 ‡		179
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$607, collateralized by FHLMC 2.00% - 5.50%,
2022 - 2034, FNMA 2.00% - 4.50%, 2024 -
2039, GNMA 3.00%, 2043, U.S. Treasury Note
	4.63%, 2017, value of $619)
607	0.10%, 10/31/2014 ‡		607
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,288, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$2,334)
2,288	0.08%, 10/31/2014 ‡		2,288
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $2,630,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $2,683)
2,630	0.09%, 10/31/2014 ‡		2,630
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $152, collateralized by U.S. Treasury Note 0.88%, 2017, value of $155)
152	0.13%, 10/31/2014 ‡		152
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $224, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$228)
224	0.07%, 10/31/2014 ‡		224
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $2,354, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 1.38% - 4.25%, 2015 - 2022, value of
	$2,401)
2,354	0.08%, 10/31/2014 ‡		2,354
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$4,562, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note
	1.75% - 2.88%, 2018 - 2019, value of $4,653)
4,562	0.10%, 10/31/2014 ‡		4,562
			13,702
	Total Short-Term Investments
	(Cost $13,702)		$13,702

	Total Investments
	(Cost $43,589) ▲	155.6%	$43,684
	Other Assets and Liabilities	(55.6)%	(15,602)
	Total Net Assets	100.0%	$28,082

The accompanying notes are an integral part of these financial statements.

6

The Hartford Quality Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $43,600 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$220
Unrealized Depreciation	(136)
Net Unrealized Appreciation	$84

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

►	Securities disclosed are interest-only strips.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $3,690, which represents 13.1% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $15,113 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Ð	Represents or includes a TBA transaction.

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
Futures contracts	$52	$–
Total	$52	$–

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 10-Year Note Future	19	12/19/2014	$2,409	$2,401	$–	$(8)	$–	$(4)
U.S. Treasury 2-Year Note Future	6	12/31/2014	1,312	1,317	5	–	–	–
U.S. Treasury 5-Year Note Future	9	12/31/2014	1,082	1,075	–	(7)	–	(1)
U.S. Treasury CME Ultra Long Term Bond Future	8	12/19/2014	1,234	1,254	20	–	–	(5)
Total					$25	$(15)	$–	$(10)
Short position contracts:
U.S. Treasury Long Bond Future	2	12/19/2014	$293	$282	$11	$–	$1	$–

Total futures contracts					$36	$(15)	$1	$(10)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Quality Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

TBA Sale Commitments Outstanding at October 31, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 3.00%	$1,300	11/15/2044	$1,301	$(8)
FHLMC, 3.50%	490	11/15/2044	506	(4)
FHLMC, 5.00%	200	11/15/2044	221	–
FNMA, 2.50%	700	11/15/2029	710	7
FNMA, 3.00%	100	11/15/2029	104	–
FNMA, 3.50%	1,200	11/15/2029	1,268	2
GNMA, 3.50%	300	11/15/2044	314	1
GNMA, 4.50%	600	11/15/2044	654	(3)
Total			$5,078	$(5)

At October 31, 2014, the aggregate market value of these securities represents 18.1% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CLO	Collateralized Loan Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

8

The Hartford Quality Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$7,893	$–	$6,761	$1,132
Municipal Bonds	114	–	114	–
U.S. Government Agencies	21,005	–	21,005	–
U.S. Government Securities	970	–	970	–
Short-Term Investments	13,702	–	13,702	–
Total	$43,684	$–	$42,552	$1,132
Futures *	$36	$36	$–	$–
Total	$36	$36	$–	$–
Liabilities:
TBA Sale Commitments	$5,078	$–	$5,078	$–
Total	$5,078	$–	$5,078	$–
Futures *	$15	$15	$–	$–
Total	$15	$15	$–	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$621	$1	$25	†	$2	$314	$(25)	$194	$—	$1,132
Total	$621	$1	$25		$2	$314	$(25)	$194	$—	$1,132

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $25.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Quality Bond Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $29,887)	$29,982
Investments in repurchase agreements, at market value (cost $13,702)	13,702
Cash	1,451	*
Receivables:
Investment securities sold	13,361
Fund shares sold	—
Interest	49
Variation margin on financial derivative instruments	1
Other assets	53
Total assets	58,599
Liabilities:
TBA sale commitments, at market value (proceeds $5,073)	5,078
Payables:
Investment securities purchased	25,410
Fund shares redeemed	2
Investment management fees	3
Dividends	—
Administrative fees	—
Distribution fees	1
Variation margin on financial derivative instruments	10
Accrued expenses	13
Other liabilities	—
Total liabilities	30,517
Net assets	$28,082
Summary of Net Assets:
Capital stock and paid-in-capital	$27,579
Undistributed net investment income	3
Accumulated net realized gain	389
Unrealized appreciation of investments	111
Net assets	$28,082

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.19/$10.67
Shares outstanding	841
Net assets	$8,568
Class C: Net asset value per share	$10.15
Shares outstanding	185
Net assets	$1,882
Class I: Net asset value per share	$10.20
Shares outstanding	208
Net assets	$2,119
Class R3: Net asset value per share	$10.17
Shares outstanding	201
Net assets	$2,048
Class R4: Net asset value per share	$10.19
Shares outstanding	202
Net assets	$2,060
Class R5: Net asset value per share	$10.20
Shares outstanding	203
Net assets	$2,072
Class Y: Net asset value per share	$10.20
Shares outstanding	915
Net assets	$9,333

* Cash of $52 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Quality Bond Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Interest	$364
Total investment income	364

Expenses:
Investment management fees	130
Administrative services fees
Class R3	4
Class R4	3
Class R5	2
Transfer agent fees
Class A	2
Class C	—
Class I	—
Class Y	—
Distribution fees
Class A	17
Class C	19
Class R3	10
Class R4	5
Custodian fees	3
Accounting services fees	4
Registration and filing fees	95
Board of Directors' fees	2
Audit fees	11
Other expenses	11
Total expenses (before waivers)	318
Expense waivers	(102)
Management fee waivers	(4)
Total waivers	(106)
Total expenses, net	212
Net Investment Income	152
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	838
Net realized gain on purchased option contracts	3
Net realized loss on TBA sale transactions	(160)
Net realized gain on futures contracts	235
Net Realized Gain on Investments and Other Financial Instruments	916
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	100
Net unrealized depreciation of TBA sale commitments	(3)
Net unrealized depreciation of futures contracts	(8)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	89
Net Gain on Investments and Other Financial Instruments	1,005
Net Increase in Net Assets Resulting from Operations	$1,157

The accompanying notes are an integral part of these financial statements.

11

The Hartford Quality Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Period November 30, 2012* through October 31, 2013
Operations:
Net investment income	$152	$125
Net realized gain (loss) on investments and other financial instruments	916	(484)
Net unrealized appreciation of investments and other financial instruments	89	22
Net Increase (Decrease) in Net Assets Resulting from Operations	1,157	(337)
Distributions to Shareholders:
From net investment income
Class A	(48)	(34)
Class C	(1)	(2)
Class I	(19)	(13)
Class R3	(8)	(6)
Class R4	(13)	(10)
Class R5	(18)	(13)
Class Y	(84)	(60)
Total distributions	(191)	(138)
Capital Share Transactions:
Class A	1,470	6,970
Class C	(422)	2,288
Class I	4	2,071
Class R3	8	2,006
Class R4	13	2,009
Class R5	18	2,013
Class Y	84	9,059
Net increase from capital share transactions	1,175	26,416
Net Increase in Net Assets	2,141	25,941
Net Assets:
Beginning of period	25,941	—
End of period	$28,082	$25,941
Undistributed (distributions in excess of) net investment income	$3	$19

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Quality Bond Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Quality Bond Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available.  There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity

13

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing

14

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at October 31, 2014
Assets:
Asset and Commercial Mortgage Backed Securities
Discounted cash flow	Internal rate of return	2.79% - 5.50% (3.99%)	1,022
	Life expectancy (in months)	53 - 235 (106)
Indicative market quotations	Broker quote †	$100.22	110
Total			$1,132

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
†	The broker quote represents the best available estimate of fair value per share as of October 31, 2014.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

15

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a

16

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open TBA commitments as of October 31, 2014, which may be a part of dollar roll transactions.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund had no inflation indexed bonds as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts

17

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

As of October 31, 2014 the Fund had no outstanding purchased option or written option contracts. There were no transactions involving written option contracts during the year ended October 31, 2014.

18

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$1	$—	$—	$—	$—	$—	$1
Total	$1	$—	$—	$—	$—	$—	$1

Liabilities:
Variation margin payable *	$10	$—	$—	$—	$—	$—	$10
Total	$10	$—	$—	$—	$—	$—	$10

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $21 as reported in the Schedule of Investments.

The ratio of futures market value to net assets at October 31, 2014 was 18.39%, compared to the twelve-month average ratio of 12.26% during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased option contracts	$3	$—	$—	$—	$—	$—	$3
Net realized gain on futures contracts	235	—	—	—	—	—	235
Total	$238	$—	$—	$—	$—	$—	$238

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures contracts	$(8)	$—	$—	$—	$—	$—	$(8)
Total	$(8)	$—	$—	$—	$—	$—	$(8)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

19

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - variation margin receivable	$1	$(1)	$—	$—	$—
Total subject to a master netting or similar arrangement	$1	$(1)	$—	$—	$—

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Futures contracts - variation margin payable	$10	$(1)	$—	$(52)	$—
Total subject to a master netting or similar arrangement	$10	$(1)	$—	$(52)	$—

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

20

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013 *
Ordinary Income	$191	$138

*	Commenced operations on November 30, 2012.

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$349
Undistributed Long-Term Capital Gain	75
Unrealized Appreciation*	79
Total Accumulated Earnings	$503

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$23
Accumulated Net Realized Gain (Loss)	(23)

21

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

During the year ended October 31, 2014, the Fund utilized $407 of prior year short term capital loss carryforwards and $68 of prior year long term capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $500 million	0.450%
On next $1.5 billion	0.445%
On next $2.5 billion	0.440%
On next $5 billion	0.430%
Over $10 billion	0.420%

HFMC contractually agreed to waive investment management fees of 0.05% of average daily net assets until February 28, 2014. These amounts are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

22

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. From March 1, 2014 through October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

From November 1, 2013 through February 28, 2014, the investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	0.65%	1.20%	0.90%	0.60%	0.55%

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $19 and contingent deferred sales charges of an amount which rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average

23

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class A	54%	16%
Class C	81	5
Class I	98	7
Class R3	100	7
Class R4	100	7
Class R5	100	7
Class Y	100	33

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$311,943	$2,620	$314,563
Sales Proceeds	308,953	1,954	310,907

24

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the period November 30, 2012 (commencement of operations) through October 31, 2013:

	For the Year Ended October 31, 2014				For the Period Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	401	5	(263)	143	722	4	(28)	698
Amount	$4,030	$48	$(2,608)	$1,470	$7,205	$34	$(269)	$6,970
Class C
Shares	14	—	(58)	(44)	236	—	(7)	229
Amount	$148	$1	$(571)	$(422)	$2,355	$2	$(69)	$2,288
Class I
Shares	2	2	(3)	1	206	1	—	207
Amount	$27	$19	$(42)	$4	$2,058	$13	$—	$2,071
Class R3
Shares	—	—	—	—	200	1	—	201
Amount	$—	$8	$—	$8	$2,000	$6	$—	$2,006
Class R4
Shares	—	1	—	1	200	1	—	201
Amount	$—	$13	$—	$13	$2,000	$9	$—	$2,009
Class R5
Shares	—	2	—	2	200	1	—	201
Amount	$—	$18	$—	$18	$2,000	$13	$—	$2,013
Class Y
Shares	—	9	—	9	900	6	—	906
Amount	$—	$84	$—	$84	$8,999	$60	$—	$9,059
Total
Shares	417	19	(324)	112	2,664	14	(35)	2,643
Amount	$4,205	$191	$(3,221)	$1,175	$26,617	$137	$(338)	$26,416

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

25

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

26

The Hartford Quality Bond Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$–	$(0.07)	$10.19	4.48%		$8,568	1.26%		0.86%		0.52%
C	9.79	(0.02)	0.39	0.37	(0.01)	–	(0.01)	10.15	3.75		1,882	2.01		1.61		(0.22)
I	9.82	0.08	0.39	0.47	(0.09)	–	(0.09)	10.20	4.83		2,119	0.98		0.58		0.81
R3	9.80	0.02	0.39	0.41	(0.04)	–	(0.04)	10.17	4.17		2,048	1.68		1.23		0.17
R4	9.81	0.05	0.39	0.44	(0.06)	–	(0.06)	10.19	4.53		2,060	1.38		0.93		0.47
R5	9.82	0.08	0.39	0.47	(0.09)	–	(0.09)	10.20	4.79		2,072	1.08		0.63		0.77
Y	9.82	0.08	0.39	0.47	(0.09)	–	(0.09)	10.20	4.84		9,333	0.98		0.58		0.82

From November 30, 2012 (commencement of operations), through October 31, 2013
A(D)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$–	$(0.05)	$9.82	(1.29	)%(E)	$6,849	1.28	%(F)	0.81	%(F)	0.52	%(F)
C(D)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	–	(0.01)	9.79	(1.99	)(E)	2,239	2.03	(F)	1.56	(F)	( 0.23	)(F)
I(D)	10.00	0.07	(0.18)	(0.11)	(0.07)	–	(0.07)	9.82	(1.14	)(E)	2,036	1.03	(F)	0.55	(F)	0.76	(F)
R3(D)	10.00	0.01	(0.18)	(0.17)	(0.03)	–	(0.03)	9.80	(1.69	)(E)	1,966	1.72	(F)	1.20	(F)	0.12	(F)
R4(D)	10.00	0.04	(0.18)	(0.14)	(0.05)	–	(0.05)	9.81	(1.43	)(E)	1,972	1.42	(F)	0.90	(F)	0.41	(F)
R5(D)	10.00	0.07	(0.19)	(0.12)	(0.06)	–	(0.06)	9.82	(1.16	)(E)	1,977	1.12	(F)	0.60	(F)	0.71	(F)
Y(D)	10.00	0.07	(0.18)	(0.11)	(0.07)	–	(0.07)	9.82	(1.13	)(E)	8,902	1.02	(F)	0.55	(F)	0.76	(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Commenced operations on November 30, 2012.
(E)	Not annualized.
(F)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	27%
From November 30, 2012 (commencement of operations) through October 31, 2013	83	(A)

(A)	Not annualized.

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Quality Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Quality Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

28

The Hartford Quality Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

29

The Hartford Quality Bond Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

30

The Hartford Quality Bond Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Quality Bond Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

32

The Hartford Quality Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.80	$4.55	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Class C	$1,000.00	$1,023.20	$8.31	$1,000.00	$1,016.99	$8.29	1.63	184	365
Class I	$1,000.00	$1,028.20	$3.12	$1,000.00	$1,022.13	$3.11	0.61	184	365
Class R3	$1,000.00	$1,025.00	$6.38	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class R4	$1,000.00	$1,027.50	$4.86	$1,000.00	$1,020.42	$4.84	0.95	184	365
Class R5	$1,000.00	$1,028.00	$3.32	$1,000.00	$1,021.93	$3.31	0.65	184	365
Class Y	$1,000.00	$1,028.20	$3.07	$1,000.00	$1,022.18	$3.06	0.60	184	365

33

The Hartford Quality Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Quality Bond Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

34

The Hartford Quality Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period. The Board further noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

35

The Hartford Quality Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

36

The Hartford Quality Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

The Hartford Quality Bond Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool. The Fund may purchase mortgage-backed securities in the "to be announced" (TBA) market. This subjects the Fund to counterparty risk and the risk that the security the Fund buys will lose value prior to its delivery.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Reverse Repurchase Agreements and Dollar Rolls Risk: Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the repurchase price. These investments may also subject the Fund to the risk that the counterparty will not fulfill its obligations.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

38

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

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b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-QB14 12/14 113996-3 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD REAL TOTAL RETURN FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

Hartford Real Total Return Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Real Total Return Fund inception 11/29/2013
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term real total return.

Performance Overview 11/29/13 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/14)

Since Inception▲
Real Total Return A#	1.10%
Real Total Return A##	-4.46%
Real Total Return C#	0.40%
Real Total Return C##	-0.60%
Real Total Return I#	1.50%
Real Total Return R3#	0.80%
Real Total Return R4#	1.00%
Real Total Return R5#	1.30%
Real Total Return Y#	1.40%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04%
Consumer Price Index + 5%	6.03%

▲	Inception: 11/29/2013. Cumulative returns not annualized.
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Consumer Price Index (CPI) + 5% is a custom benchmark created by adding 5% to the annual percentage change in the CPI. The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Real Total Return Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Real Total Return Class A	1.70%	1.70%
Real Total Return Class C	2.45%	2.45%
Real Total Return Class I	1.45%	1.45%
Real Total Return Class R3	2.00%	2.00%
Real Total Return Class R4	1.70%	1.70%
Real Total Return Class R5	1.40%	1.40%
Real Total Return Class Y	1.30%	1.30%

* As shown in the Fund's most recent prosepectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class A shares of the Hartford Real Total Return Fund returned 1.10%, before sales charge, for the period November 29, 2013 (commencement of operations) to October 31, 2014, outperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.04% for the same period. The Fund underperformed the 2.20% average return of the Lipper Absolute Return Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank (ECB) and the People's Bank of China, as well as an encouraging US corporate earnings season. During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks. Natural resource equities also struggled during the period driven primarily by weak performance from metals and mining related companies.

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Treasury Inflation Protected Securities (TIPS) returns were positive for the twelve months ended October 31, 2014, though TIPS returned less than nominal Treasuries of similar durations. The TIPS curve flattened during the period; consequently, longer dated maturities outperformed shorter maturities.

The period was also highlighted by a divergence in central bank policies. The ECB cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and the Fed leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter GDP rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

Commodities returned -5.94% during the period, as represented by the Bloomberg Commodity Index Total Return. Industrial metals were the only one of the four commodity sectors to post positive returns. Agriculture and livestock, precious metals commodities,

3

Hartford Real Total Return Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

particularly silver and gold, and energy commodities, particularly heating and crude oil, posted negative returns during the period.

The Fund’s investment objective is to seek long-term real total return. The Fund seeks to achieve its objective by actively allocating the Fund’s assets to multiple global asset classes that we believe provide attractive valuations and technical characteristics.

Positions within the Fund’s market exposure allocation were the primary driver of relative underperformance during the period while the Fund’s active manager allocations were additive. Within the market exposures, global government bonds and tactical positions detracted the most, particularly exposure to Greek sovereign bonds, opportunistic short exposure to U.S. equities implemented via futures, and positioning within emerging market equities also implemented via futures. A position in a broad commodities ETF also detracted. Exposure to inflation-linked bonds in both the U.S. and Mexico contributed as did currency positions, which are implemented through currency forwards. Among currencies, short exposure to the Japanese yen and Euro relative to the U.S. Dollar contributed the most.

Overall, the active manager allocations across all asset classes contributed to returns during the period. The fixed income and currency strategies benefitted from short exposure to the Euro, Japanese yen, and Swiss Franc. These strategies are implemented using futures and currency forwards. Participation in the new issue market was a primary driver of positive returns in the multi-asset strategies. Within our equity strategies, our allocation to Japanese equities contributed, driven primarily by strong security selection, while domestic equity strategies modestly detracted as a result of weak security selection.

As described above, derivatives are integral to the management of the Fund and had an impact on performance within both the market exposures and active manager allocations.

What is the outlook?

Towards the end of the period, many world markets fell amid concerns over the strength of the global economic recovery. Technical conditions weakened globally, though long-term trends remain intact in many markets including the United States. As of the end of the period, we continued to hold exposure consistent with our macro view and pro cyclical positioning through long equity positions primarily in Europe and Asia. The Fund ended the period with long exposure to the Indian rupee and South Korean won, which was offset by short exposure to the Japanese yen and the Euro relative to the U.S. Dollar.

We also continued to hold exposure to U.S. TIPS and emerging market inflation-linked bonds. In the U.S., inflation expectations declined during the period offering what we believe was a good opportunity to add to the exposure. We continue to believe that expectations are low with our models estimating inflation around 2.5% for the upcoming year, above current rates priced into the market. We increased duration to 4.5 years towards the end of the period, largely driven by inflation-linked bonds. Tactically, we believe TIPS are attractive with reasonable value.

4

Hartford Real Total Return Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Diversification by Country
as of October 31, 2014
Percentage of
Country	Net Assets
Australia	0.1%
Bermuda	0.3
Brazil	1.3
Canada	1.0
Cayman Islands	0.1
China	0.9
France	2.8
Germany	0.5
Greece	10.0
Hong Kong	0.4
Jamaica	0.4
Japan	20.7
Luxembourg	0.9
Mexico	7.8
Netherlands	0.1
Norway	0.4
South Korea	0.4
Taiwan	0.2
Thailand	0.1
United Kingdom	0.1
United States	40.3
Short-Term Investments	5.3
Purchased Options	0.1
Other Assets and Liabilities	5.8
Total	100.0%

Credit Exposure
as of October 31, 2014
Credit Rating *	Percentage of Net Assets
Aa/ AA	6.8%
A	7.8
Baa/ BBB	0.9
Ba/ BB	0.8
B	9.1
Caa/ CCC or Lower	1.3
Not Rated	1.2
Non-Debt Securities and Other Short-Term Instruments	66.3
Other Assets and Liabilities	5.8
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type

as of October 31, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	51.4%
Exchange Traded Funds	9.1
Warrants	0.5
Total	61.0%
Fixed Income Securities
Corporate Bonds	6.5%
Foreign Government Obligations	14.5
U.S. Government Securities	6.8
Total	27.8%
Short-Term Investments	5.3
Purchased Options	0.1
Other Assets and Liabilities	5.8
Total	100.0%

5

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 51.4%
	Automobiles and Components - 2.4%
1	Aisin Seiki Co., Ltd.	$30
1	Daihatsu Motor Co., Ltd.	18
8	Fiat Chrysler Automobiles N.V. ●	91
1	Fuji Heavy Industries Ltd.	48
14	Hi-Lex Corp.	360
4	Isuzu Motors Ltd.	47
22	Nissin Kogyo Co., Ltd.	337
18	Tachi-S Co., Ltd.	229
—	Tesla Motors, Inc. ●	118
19	Tokai Rika Co., Ltd.	356
14	Toyota Industries Corp.	670
16	TS Technology Co., Ltd.	387
		2,691
	Banks - 5.6%
750	Alpha Bank A.E. ●	489
25	BNP Paribas	1,547
675	Eurobank Ergasias S.A. ●	234
123	Mitsubishi UFJ Financial Group, Inc.	715
—	Ocwen Financial Corp. ●	4
341	Piraeus Bank S.A. ●	496
84	San-In Godo Bank Ltd.	646
40	Shizuoka Bank Ltd.	417
31	Societe Generale Class A	1,482
2	Sumitomo Mitsui Financial Group, Inc.	69
		6,099
	Capital Goods - 4.1%
2	Amada Co., Ltd.	20
137	Capstone Turbine Corp. ●	137
1	Curtis-Wright Corp.	92
3	Doosan Corp.	329
4	Ellaktor S.A. ●	11
3	Enphase Energy, Inc. ●	41
1	Esterline Technologies Corp. ●	63
18	Fuji Machine Manufacturing Co.	169
4	HD Supply Holdings, Inc. ●	124
1	Illinois Tool Works, Inc.	84
14	Inaba Denki Sangyo Co.	504
3	Itochu Corp.	42
1	Jgc Corp.	23
36	Kinden Corp.	372
25	Kuroda Electric Co., Ltd.	356
1	Moog, Inc. Class A ●	78
1	Northrop Grumman Corp.	100
8	Obara Group, Inc.	275
8	Owens Corning, Inc.	247
3	Polypore International, Inc. ●	128
1	Raytheon Co.	105
16	Taikisha Ltd.	346
9	Toshiba Machine Co., Ltd.	35
2	Trex Co., Inc. ●	66
19	Ushio, Inc.	200
69	Yamazen Corp.	535
		4,482
	Commercial and Professional Services - 1.2%
10	AEON Delight Co., Ltd.	253
2	Clean Harbors, Inc. ●	97
14	Enernoc, Inc. ●	207
34	Heidrick & Struggles International, Inc. Θ	702
2	Robert Half International, Inc.	95
		1,354
	Consumer Durables and Apparel - 2.6%
1	G-III Apparel Group Ltd. ●	101
1	GoPro, Inc. ●	75
1	Helen of Troy Ltd. ●	60
7	Kate Spade & Co. ●	177
1	NIKE, Inc. Class B	129
129	PanaHome Corp.	866
11	Sankyo Co., Ltd.	383
44	Sekisui House Ltd.	551
1	Under Armour, Inc. Class A ●	78
2	V.F. Corp.	152
19	Yondoshi Holdings, Inc.	333
		2,905
	Consumer Services - 0.8%
4	Boyd Gaming Corp. ●	51
2	DeVry Education Group, Inc.	84
1	Domino's Pizza, Inc.	93
1	H.I.S. Co., Ltd.	30
1	Hyatt Hotels Corp. ●	68
2	Jack in the Box, Inc.	113
1	Marriott Vacations Worldwide Corp.	90
3	Opap S.A.	33
1	Outerwall, Inc. ●	86
4	Sonic Corp. ●	103
1	Wyndham Worldwide Corp.	75
		826
	Diversified Financials - 1.8%
85	Aizawa Securities Co., Ltd.	430
1	CBOE Holdings, Inc.	72
2	Discover Financial Services	104
4	E*Trade Financial Corp. ●	86
75	Hellenic Exchanges - Athens Stock Exchange S.A.	502
4	Interactive Brokers Group	110
—	Intercontinental Exchange, Inc.	58
21	Kyokuto Securities Co., Ltd.	351
1	MarketAxess Holdings, Inc.	69
34	Uranium Participation Corp. ●	154
		1,936
	Energy - 6.8%
5	Anadarko Petroleum Corp.	441
4	Athlon Energy, Inc. ●	216
18	Cobalt International Energy, Inc. ●	206
23	EnCana Corp. ADR	425
3	Energen Corp.	176
1	GS Holdings Corp.	21
1	Hornbeck Offshore Services, Inc. ●	34
52	Japan Petroleum Exploration Co., Ltd.	1,707
5	JX Holdings, Inc.	20
13	K&O Energy Group, Inc.	159
23	Karoon Gas Australia Ltd. ●	61
40	Knightsbridge Shipping Ltd.	350
1	Marathon Petroleum Corp. ‡	97
20	McDermott International, Inc. ●	76
62	Motor Oil Hellas Corinth Refineries S.A.	454
8	Noble Energy, Inc.	432
2	Pioneer Natural Resources Co.	356
9	Range Resources Corp.	599
13	Southwestern Energy Co. ●	413
19	Statoilhydro ASA ADR	431
5	Tesoro Corp.	329
21	Trican Well Service Ltd.	184

The accompanying notes are an integral part of these financial statements.

6

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 51.4% - (continued)
	Energy - 6.8% - (continued)
31	Tsakos Energy Navigation Ltd.	$210
1	Western Refining, Inc.	60
		7,457
	Food and Staples Retailing - 0.3%
2	CVS Health Corp.	134
8	Kato Sangyo Co., Ltd.	166
1	Tsuruha Holdings, Inc.	50
		350
	Food, Beverage and Tobacco - 1.1%
6	Altria Group, Inc.	271
2	Archer-Daniels-Midland Co.	99
1	Asahi Group Holdings Ltd.	38
1	Cal-Maine Foods, Inc.	75
2	Japan Tobacco, Inc.	57
1	Keurig Green Mountain, Inc.	150
2	Kirin Brewery Co., Ltd.	31
1	Mead Johnson Nutrition Co.	143
1	Monster Beverage Corp. ●	138
3	Post Holdings, Inc. ●	118
3	WhiteWave Foods Co. Class A ●	120
		1,240
	Health Care Equipment and Services - 1.5%
2	Cantel Medical Corp.	95
196	CareView Communications, Inc. ●†	60
2	Community Health Systems, Inc. ●	112
2	LifePoint Hospitals, Inc. ●	146
24	Medipal Holdings Corp.	269
2	Medtronic, Inc.	121
2	Natus Medical, Inc. ●	84
12	Paramount Bed Holdings Co., Ltd.	347
1	Sirona Dental Systems, Inc. ●	103
2	Tenet Healthcare Corp. ●	113
1	Wellpoint, Inc.	141
2	Zeltiq Aesthetics, Inc. ●	53
		1,644
	Insurance - 0.5%
30	Sony Financial Holdings, Inc.	481
2	Tokio Marine Holdings, Inc.	71
		552
	Materials - 3.0%
885	AMVIG Holdings Ltd.	414
2	Berry Plastics Group, Inc. ●	47
46	China National Building Material Co., Ltd.	43
9	Graphic Packaging Holding Co. ●	110
9	Headwaters, Inc. ●	120
1	Lotte Chemical Corp.	120
3	Louisiana-Pacific Corp. ●	50
12	Maruichi Steel Tube Ltd.	293
2	Methanex Corp. ADR	146
31	Mitsui Chemicals, Inc.	90
20	Neturen Co., Ltd.	144
10	Norbord, Inc.	189
67	PTT Chemical Public Co., Ltd.	127
31	Tenma Corp.	431
15	Tokyo Ohka Kogyo Co., Ltd.	413
2	Wacker Chemie AG	203
9	Yamato Kogyo Co.	305
		3,245
	Media - 1.2%
27	Nippon Television Network Corp.	408
5	Pandora Media, Inc. ●	91
1	Time Warner, Inc.	82
1	Tribune Media Co. Class A ●	45
32	TV Asahi Holdings Corp.	511
2	Walt Disney Co.	164
		1,301
	Pharmaceuticals, Biotechnology and Life Sciences - 2.8%
1	Actavis plc ●	177
3	Akorn, Inc. ●	130
1	Alexion Pharmaceuticals, Inc. ●	97
1	Alkermes plc ●	41
1	Allergan, Inc.	99
28	Arena Pharmaceuticals, Inc. ●	124
—	Biogen Idec, Inc. ●	124
3	Bristol-Myers Squibb Co.	181
1	Cubist Pharmaceuticals, Inc. ●	82
2	Eli Lilly & Co.	164
—	Illumina, Inc. ●	60
1	Incyte Corp. ●	71
3	Merck & Co., Inc.	183
3	Mylan, Inc. ●	147
2	Ono Pharmaceutical Co., Ltd.	156
6	Portola Pharmaceuticals, Inc. ●	184
—	Regeneron Pharmaceuticals, Inc. ●	136
1	Salix Pharmaceuticals Ltd. ●	87
97	TherapeuticsMD, Inc. ●╦	428
1	Thermo Fisher Scientific, Inc.	79
2	Vertex Pharmaceuticals, Inc. ●	196
3	Zoetis, Inc.	119
		3,065
	Real Estate - 1.9%
1	American Tower Corp. REIT	120
3	CBRE Group, Inc. ●	104
2	Chesapeake Lodging Trust REIT	59
—	Daito Trust Construction Co., Ltd.	52
—	GLP J-REIT	57
143	Grivalia Properties REIC	1,541
3	Realogy Holdings Corp. ●	103
		2,036
	Retailing - 2.5%
1	Advance Automotive Parts, Inc.	83
—	Amazon.com, Inc. ●	137
12	Coupons.com, Inc. ●	171
23	Doshisha Co., Ltd.	387
1	Expedia, Inc.	62
69	Groupon, Inc. ●	501
2	HSN, Inc.	117
6	Joyful Honda Co., Ltd.	232
2	L Brands, Inc.	118
—	Netflix, Inc. ●	60
13	Office Depot, Inc. ●	68
1	O'Reilly Automotive, Inc. ●	141
12	Pal Co., Ltd.	357
1	Ross Stores, Inc.	82
—	Shimamura Co., Ltd.	29
3	Tuesday Morning Corp. ●	60
—	Vipshop Holdings Ltd. ●	70
2	XEBIO Co., Ltd. ☼	25
		2,700

The accompanying notes are an integral part of these financial statements.

7

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 51.4% - (continued)
	Semiconductors and Semiconductor Equipment - 1.5%
2	Ambarella, Inc. ●	$85
729	GCL-Poly Energy Holdings Ltd. ●	246
11	Micron Technology, Inc. ●	354
9	RF Micro Devices, Inc. ●	121
39	Sumco Corp.	523
17	SunEdison, Inc. ●	333
1	Tokyo Seimitsu Co., Ltd.	22
		1,684
	Software and Services - 3.7%
4	Activision Blizzard, Inc.	90
1	Akamai Technologies, Inc. ●	64
2	Alibaba Group Holding Ltd. ●	178
10	Angie's List, Inc. ●	71
8	AOL, Inc. ●	358
1	Automatic Data Processing, Inc.	89
1	Bitauto Holdings Ltd. ●	59
54	Corindus Vascular Robotics, Inc. ⌂●†	196
4	Ellie Mae, Inc. ●	151
2	Facebook, Inc. ●	115
3	Fortinet, Inc. ●	73
1	Global Payments, Inc.	113
—	Google, Inc. Class A ●	148
2	IAC/InterActiveCorp.	164
2	MAXIMUS, Inc.	90
6	Microsoft Corp.	289
42	Monster Worldwide, Inc. ●	163
18	NSD Co., Ltd.	266
8	OBIC Co., Ltd.	277
23	Optimal Payments plc ●	164
2	Paychex, Inc.	102
5	Rovi Corp. ●	104
1	Salesforce.com, Inc. ●	77
1	ServiceNow, Inc. ●	91
4	Tangoe, Inc. ●	58
3	UbiSoft Entertainment S.A. ●	50
2	Verint Systems, Inc. ●	91
21	WELLNET Corp.	338
1	WEX, Inc. ●	70
		4,099
	Technology Hardware and Equipment - 3.0%
32	Amano Corp.	346
3	Apple, Inc.	361
1	Canon, Inc.	40
1	F5 Networks, Inc. ●	63
10	Hitachi High-Technologies Co.	298
21	Hosiden Corp.	114
32	Japan Digital Laboratory Co., Ltd.	569
13	Melco Holdings, Inc.	192
41	Nichicon Corp.	274
18	Nippon Ceramic Co., Ltd.	262
1	Palo Alto Networks, Inc. ●	81
114	ParkerVision, Inc. ●	149
1	SanDisk Corp.	73
1	Seagate Technology plc	53
19	Star Micronics Co., Ltd.	289
3	Super Micro Computer, Inc. ●	86
—	Western Digital Corp.	49
		3,299
	Telecommunication Services - 0.7%
2	Crown Castle International Corp.	120
18	Gogo, Inc. ●	301
1	Nippon Telegraph & Telephone Corp.	80
3	SoftBank Corp.	229
		730
	Transportation - 2.1%
2	CSX Corp.	82
252	Daiichi Chuo Kisen Kaisha ●	152
2	Delta Air Lines, Inc.	62
1	FedEx Corp.	132
1	Hertz Global Holdings, Inc. ●	24
1	Japan Airlines Co., Ltd.	34
7	JetBlue Airways Corp. ●	80
1	Old Dominion Freight Line, Inc. ●	100
789	Pacific Basin Ship	380
51	Paragon Shipping, Inc. ●	186
47	Safe Bulkers, Inc.	250
2	Saia, Inc. ●	100
58	Scorpio Bulkers, Inc. ●	282
285	Sinotrans Shipping Ltd. ●	78
1	Spirit Airlines, Inc. ●	65
8	Star Bulk Carriers Corp. ●	77
42	Ultrapetrol Bahamas Ltd. ●	126
8	UTI Worldwide, Inc. ●	92
		2,302
	Utilities - 0.3%
56	Tokyo Gas Co., Ltd.	323

	Total Common Stocks
	(Cost $57,901)	$56,320

Warrants - 0.5%
	Banks - 0.3%
197	Alpha Bank A.E.	$317

	Materials - 0.2%
232	Oriental Union Chemical Corp. ⌂	175

	Total Warrants
	(Cost $710)	$492

Exchange Traded Funds - 9.1%
	Other Investment Pools and Funds - 9.1%
8	First Trust ISE-Revere Natural Gas Index Fund	$112
31	iShares MSCI Japan ETF	369
1	iShares Nasdaq Biotechnology Index Fund	370
210	PowerShares DB Base Metals Fund ●	3,613
162	PowerShares DB Commodity Index Tracking Fund ●	3,619
32	SPDR S&P Oil & Gas Exploration & Production	1,936

	Total Exchange Traded Funds
	(Cost $10,437)	$10,019

The accompanying notes are an integral part of these financial statements.

8

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 6.5%
		Computer and Electronic Product Manufacturing - 1.2%
		SunEdison, Inc.
	$352	0.25%, 01/15/2020 ■β	$351
	328	2.00%, 10/01/2018 ■	487
	328	2.75%, 01/01/2021 ■	494
			1,332
		Finance and Insurance - 0.4%
		Banco do Brasil S.A.
	450	9.00%, 06/18/2024 ■♠	442

		Health Care and Social Assistance - 0.4%
		Fresenius Medical Care U.S. Finance II, Inc.
	380	4.75%, 10/15/2024 ■	381

		Information - 1.3%
		Altice Financing S.A.
	936	7.88%, 12/15/2019 ■	998
		Digicel Group Ltd.
	470	7.13%, 04/01/2022 ■	472
			1,470
		Motor Vehicle and Parts Manufacturing - 1.5%
		Chrysler Group LLC
	1,580	8.00%, 06/15/2019	1,693

		Petroleum and Coal Products Manufacturing - 0.9%
		Cobalt International Energy, Inc.
	1,192	3.13%, 05/15/2024 β	935

		Real Estate, Rental and Leasing - 0.8%
		Kennedy-Wilson, Inc.
	855	8.75%, 04/01/2019	909

		Total Corporate Bonds
		(Cost $7,092)	$7,162

Foreign Government Obligations - 14.5%
		Brazil - 0.9%
		Brazil (Federative Republic of)
BRL	1,983	6.00%, 08/15/2022 ◄	812
BRL	375	8.50%, 01/05/2024	145
			$957
		Greece - 5.8%
		Greece (Republic of)
EUR	7,865	2.00%, 02/24/2023 - 02/24/2029 §	6,395
			6,395
		Mexico - 7.8%
		Mexico (United Mexican States)
MXN	98,228	4.50%, 11/22/2035 ◄	8,578

		Total Foreign Government Obligations
		(Cost $17,016)	$15,930

U.S. Government Securities - 6.8%
U.S. Treasury Securities - 6.8%
		U.S. Treasury Bonds - 6.8%
	$7,925	0.63%, 02/15/2043 □◄	$7,489

		Total U.S. Government Securities
		(Cost $6,486)	$7,489

		Total Long-Term Investments Excluding Purchased Options
		(Cost $99,642)	$97,412

Short-Term Investments - 5.3%
Repurchase Agreements - 5.3%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $17, collateralized by U.S. Treasury Note 1.50%, 2019, value of $17)
	$17	0.08%, 10/31/2014	$17
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $285, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $291)
	285	0.09%, 10/31/2014	285
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $77,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38%
		- 4.50%, 2015 - 2022, value of $78)
	77	0.08%, 10/31/2014	77
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $259,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
		2017, value of $265)
	259	0.10%, 10/31/2014	259
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $978,
collateralized by U.S. Treasury Bond 4.50% -
6.25%, 2023 - 2036, U.S. Treasury Note 1.63%
		- 2.13%, 2015 - 2019, value of $997)
	978	0.08%, 10/31/2014	978
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,124, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
		$1,146)
	1,124	0.09%, 10/31/2014	1,124
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $65, collateralized by U.S. Treasury Note 0.88%, 2017, value of $66)
	65	0.13%, 10/31/2014	65

The accompanying notes are an integral part of these financial statements.

9

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 5.3% - (continued)
Repurchase Agreements - 5.3% - (continued)
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $95, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $97)
$95	0.07%, 10/31/2014		$95
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,006, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note
	1.38% - 4.25%, 2015 - 2022, value of $1,026)
1,006	0.08%, 10/31/2014		1,006
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,950, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note 1.75%
	- 2.88%, 2018 - 2019, value of $1,989)
1,950	0.10%, 10/31/2014		1,950
			5,856
	Total Short-Term Investments
	(Cost $5,856)		$5,856

	Total Investments Excluding Purchased Options
	(Cost $105,498)	94.1%	$103,268
	Total Purchased Options
	(Cost $337)	0.1%	162
	Total Investments
	(Cost $105,835) ▲	94.2%	$103,430
	Other Assets and Liabilities	5.8%	6,284
	Total Net Assets	100.0%	$109,714

The accompanying notes are an integral part of these financial statements.

10

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $106,430 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,516
Unrealized Depreciation	(8,516)
Net Unrealized Depreciation	$(3,000)

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $256, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $3,625, which represents 3.3% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $6,395, which represents 5.8% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2014	54	Corindus Vascular Robotics, Inc.	$134
01/2014 - 03/2014	232	Oriental Union Chemical Corp. Warrants	237

At October 31, 2014, the aggregate value of these securities was $371, which represents 0.3% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $24 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Θ	This security, or a portion of this security, has been pledged as collateral in connection with OTC option and/or swaption contracts.

□	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

11

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged ‡	Received
OTC option and/or OTC swap contracts	$260	$53
Exchange traded options contracts	4,058	–
Centrally cleared swaps contracts	139	–
Total	$4,457	$53

‡	As previously noted, certain securities, or a portion of these securities, are pledged as collateral in connection with certain derivative instruments. These securities are held by the Fund but are not represented in the table above.

OTC Option Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Calls
GBP Call/USD Put	BCLY	FX	1.66 USD per GBP	11/17/14	GBP	3,459,044	$–	$24	$(24)
JSR Corp. Option	GSC	EQ	1,931.70 JPY	11/25/14	JPY	13,386	9	3	6
JSR Corp. Option	JPM	EQ	2,083.40 JPY	12/12/14	JPY	13,200	3	4	(1)
Mitsui O.S.K. Lines Ltd. Option	GSC	EQ	419.90 JPY	12/08/14	JPY	129,000	–	7	(7)
Mitsui O.S.K. Lines Ltd. Option	GSC	EQ	435.24 JPY	12/09/14	JPY	67,680	–	10	(10)
Mitsui O.S.K. Lines Ltd. Option	JPM	EQ	390.50 JPY	02/06/15	JPY	125,900	6	16	(10)
Nippon Yusen Kabushi Option	JPM	EQ	335.50 JPY	12/09/14	JPY	81,000	–	3	(3)
Total Calls						3,889,210	$18	$67	$(49)
Puts
AS51 Index Option	JPM	EQ	4,965.80 AUD	01/08/15	AUD	172	$2	$11	$(9)
AS51 Index Option	DEUT	EQ	4,689.00 AUD	12/18/14	AUD	250	1	8	(7)
AS51 Index Option	DEUT	EQ	4,949.50 AUD	12/18/14	AUD	167	1	10	(9)
ASX 200 Index Option	MSC	EQ	4,788.10 AUD	01/15/15	AUD	335	3	8	(5)
ASX 200 Index Option	MSC	EQ	5,146.20 AUD	01/27/15	AUD	81	3	5	(2)
ASX 200 Index Option	GSC	EQ	5,056.60 AUD	01/15/15	AUD	162	3	9	(6)
ASX 200 Index Option	DEUT	EQ	5,169.90 AUD	01/29/15	AUD	161	6	8	(2)
KOSPI 200 Index Option	JPM	EQ	236.55 KRW	01/08/15	KRW	3,434,312	4	9	(5)
KOSPI 200 Index Option	BNP	EQ	232.51 KRW	01/08/15	KRW	1,677,618	1	4	(3)
KOSPI 200 Index Option	MSC	EQ	233.08 KRW	01/08/15	KRW	5,042,424	5	16	(11)
KOSPI 200 Index Option	GSC	EQ	236.03 KRW	01/29/15	KRW	1,639,066	3	4	(1)
Taiwan Stock Exchange Index Option	DEUT	EQ	8,224.20 TWD	12/17/14	TWD	1,360	1	3	(2)
Total Puts						11,796,108	$33	$95	$(62)
Total purchased option contracts						15,685,318	$51	$162	$(111)
Written option contracts:
Calls
GBP Call/USD Put	DEUT	FX	1.62 USD per GBP	12/08/14	GBP	3,560,000	$17	$82	$65

Puts
AS51 Index Option	DEUT	EQ	4,168.00 AUD	12/18/14	AUD	250	$–	$2	$2
AS51 Index Option	DEUT	EQ	4,428.50 AUD	12/18/14	AUD	167	–	2	2
ASX 200 Index Option	GSC	EQ	4,524.30 AUD	01/15/15	AUD	162	–	2	2
GBP Put/USD Call	DEUT	FX	1.62 USD per GBP	12/08/14	GBP	3,560,000	77	87	10
JSR Corp. Option	GSC	EQ	1,580.50 JPY	11/25/14	JPY	13,386	–	4	4
JSR Corp. Option	JPM	EQ	1,704.60 JPY	12/12/14	JPY	13,200	–	3	3
Mitsui O.S.K. Lines Ltd. Option	GSC	EQ	342.00 JPY	12/08/14	JPY	129,000	12	7	(5)
Mitsui O.S.K. Lines Ltd. Option	GSC	EQ	350.37 JPY	12/09/14	JPY	67,680	8	9	1
Mitsui O.S.K. Lines Ltd. Option	JPM	EQ	319.50 JPY	02/06/15	JPY	125,900	10	14	4
Nippon Yusen Kabushi Option	JPM	EQ	274.50 JPY	12/09/14	JPY	81,000	4	4	–
Total Puts						3,990,745	$111	$134	$23
Total written option contracts						7,550,745	$128	$216	$88

*	The number of contracts does not omit 000's.
Δ	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

The accompanying notes are an integral part of these financial statements.

12

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Exchange Traded Option Contracts Outstanding at October 31, 2014

Description	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased option contracts:
Calls
Health Care Sector SPDR Option	EQ	67.00 USD	12/20/14	USD	180	$29	$14	$15
HollyFrontier Corp. Option	EQ	51.00 USD	01/17/15	USD	50	2	6	(4)
iShares Nasdaq Biotech Option	EQ	300.00 USD	01/17/15	USD	17	19	8	11
Lyondellbasell Industries Option	EQ	105.00 USD	01/17/15	USD	40	3	7	(4)
Marathon Petroleum Option	EQ	95.00 USD	01/17/15	USD	27	7	11	(4)
Materials Select SPDR Option	EQ	50.00 USD	12/20/14	USD	79	3	5	(2)
Materials Select SPDR Option	EQ	52.00 USD	12/20/14	USD	93	1	5	(4)
Philadelphia Semi Option	EQ	675.00 USD	12/20/14	USD	18	12	24	(12)
S&P 500 Index Option	EQ	2,050.00 USD	03/20/15	USD	4	19	19	–
Valero Energy Corp. Option	EQ	57.50 USD	12/20/14	USD	45	1	10	(9)
Total Calls					553	$96	$109	$(13)
Puts
Financial Sector SPDR Option	EQ	22.00 USD	01/17/15	USD	335	$7	$20	$(13)
S&P 500 Index Option	EQ	1,900.00 USD	11/22/14	USD	13	4	26	(22)
S&P 500 Index Option	EQ	1,820.00 USD	12/20/14	USD	6	4	20	(16)
Total Puts					354	$15	$66	$(51)
Total purchased option contracts					907	$111	$175	$(64)
Written option contracts:
Puts
CBOE Volatility S&P 500 Option	EQ	14.00 USD	11/19/14	USD	164	$7	$7	$–
CBOE Volatility S&P 500 Option	EQ	13.50 USD	12/17/14	USD	157	6	6	–
Financial Sector SPDR Option	EQ	20.00 USD	01/17/15	USD	335	3	8	5
Health Care Sector SPDR Option	EQ	60.00 USD	12/20/14	USD	186	5	20	15
Health Care Sector SPDR Option	EQ	61.00 USD	12/20/14	USD	90	3	6	3
Health Care Sector SPDR Option	EQ	62.00 USD	12/20/14	USD	90	3	5	2
HollyFrontier Corp. Option	EQ	42.00 USD	01/17/15	USD	50	6	6	–
iShares FTSE China 25 Option	EQ	38.00 USD	12/20/14	USD	147	9	8	(1)
iShares Nasdaq Biotech Option	EQ	250.00 USD	01/17/15	USD	17	4	9	5
iShares Russell 2000 Option	EQ	92.00 USD	03/20/15	USD	103	8	11	3
iShares S&P MidCap 400 Option	EQ	123.00 USD	02/20/15	USD	83	9	12	3
Marathon Petroleum Option	EQ	77.50 USD	01/17/15	USD	27	3	11	8
S&P 500 Index Option	EQ	1,925.00 USD	11/22/14	USD	6	3	9	6
S&P 500 Index Option	EQ	1,650.00 USD	12/20/14	USD	6	1	6	5
S&P 500 Index Option	EQ	1,925.00 USD	12/20/14	USD	12	19	34	15
Utilities Sector SPDR Option	EQ	44.00 USD	12/20/14	USD	261	16	15	(1)
V.F. Corp. Option	EQ	65.00 USD	11/22/14	USD	70	2	4	2
Valero Energy Corp. Option	EQ	45.00 USD	12/20/14	USD	45	3	9	6
Total put option contracts					1,849	$110	$186	$76
Total written option contracts					1,849	$110	$186	$76

*	The number of contracts does not omit 000's.
Δ	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Euro STOXX 50 Future	574	12/19/2014	$22,672	$22,306	$–	$(366)	$554	$–
Euro-BUND Future	108	12/08/2014	20,393	20,424	31	–	9	–
FTSE 100 Index Future	14	12/19/2014	1,414	1,457	43	–	12	–
FTSE/MIB Index Future	4	12/19/2014	510	494	–	(16)	19	(3)
IBEX 35 Index Future	5	11/21/2014	628	654	26	–	14	–

The accompanying notes are an integral part of these financial statements.

13

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Futures Contracts Outstanding at October 31, 2014 - (continued)

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts: - (continued)
MSCI Taiwan Stock Index Future	202	11/27/2014	$6,645	$6,745	$100	$–	$99	$–
NIKKEI 225 Index Future	9	12/11/2014	1,251	1,321	70	–	66	–
S&P 500 (E-Mini) Future	72	12/19/2014	7,007	7,241	234	–	84	(1)
SGX FTSE China A50 Index Future	93	11/27/2014	655	694	39	–	21	–
U.S. Treasury 10-Year Note Future	99	12/19/2014	12,614	12,509	–	(105)	–	(26)
U.S. Treasury CME Ultra Long Term Bond Future	47	12/19/2014	7,028	7,370	342	–	–	(26)
Total					$885	$(487)	$878	$(56)
Short position contracts:
Australian 10-Year Bond Future	23	12/15/2014	$2,483	$2,485	$–	$(2)	$–	$(10)
Australian SPI 200 Index Future	13	12/18/2014	1,528	1,578	–	(50)	–	(17)
CAC 40 10 EURO Future	27	11/21/2014	1,363	1,431	–	(68)	–	(31)
Canadian Government 10-Year Bond Future	41	12/18/2014	4,963	4,985	–	(22)	–	(1)
FTSE/JSE Top 40 Future Index	75	12/18/2014	2,956	3,039	–	(83)	41	(148)
Japan 10-Year Bond Future	11	12/11/2014	14,293	14,350	–	(57)	–	–
KOSPI 200 Index Future	4	12/11/2014	458	468	–	(10)	–	(2)
Long Gilt Future	53	12/29/2014	9,686	9,759	–	(73)	20	–
Mexican Stock Exchange Index Future	118	12/19/2014	4,032	3,948	84	–	7	(48)
Russell 2000 Mini Index Future	35	12/19/2014	3,897	4,099	–	(202)	–	(60)
S&P 400 (E-Mini) Future	17	12/19/2014	2,313	2,406	–	(93)	–	(28)
Stockholm Stock Exchange Future	7	11/21/2014	128	134	–	(6)	–	(2)
TDX ISE National-30 Index Future	30	12/31/2014	133	135	–	(2)	–	(1)
Tokyo Price Index Future	147	12/11/2014	16,958	17,497	–	(539)	–	(733)
U.S. Treasury Long Bond Future	15	12/19/2014	2,115	2,116	–	(1)	–	(17)
Total					$84	$(1,208)	$68	$(1,098)
Total futures contracts					$969	$(1,695)	$946	$(1,154)

* The number of contracts does not omit 000's.

OTC Credit Default Swap Contracts Outstanding at October 31, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on single-name issues:
Sell protection:
China (People's Republic of)	JPM	USD	1,175	1.00% / 0.80%	12/20/19	$5	$–	$11	$6	$–

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

14

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.23	CME	USD	2,925	(5.00)%	12/20/19	$(171)	$(204)	$–	$(33)	$–	$(12)

(a)	The FCM to the contracts is MSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Total Return Swap Contracts Outstanding at October 31, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
Eurex Stoxx Bank	GSC	EUR	121	CAZ4	12/19/14	$–	$–	$(10)	$–	$(10)
Eurex Stoxx Bank	GSC	EUR	211	CAZ4	12/19/14	–	–	1	1	–
S&P 500 Consumer Discretionary Sector	DEUT	USD	4,756	1M LIBOR + 0.15%	04/30/15	–	–	(102)	–	(102)
S&P 500 Consumer Staples Sector	DEUT	USD	425	1M LIBOR + 0.05%	09/30/15	–	–	(15)	–	(15)
S&P 500 High Beta Index	DEUT	USD	10,469	1M LIBOR + 0.22%	04/30/15	–	–	(282)	–	(282)
S&P 500 Homebuilders Select Industry	BOA	USD	6,411	1M LIBOR - 0.55%	08/31/15	–	–	(339)	–	(339)
S&P US Real Estate Select Industry TR	GSC	USD	6,779	1M LIBOR - 0.90%	01/30/15	–	–	(226)	–	(226)
WIG20 Index	GSC	PLN	11,538	KRZ4	12/19/14	–	–	58	58	–
Total						$–	$–	$(915)	$59	$(974)

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/28/2014	BCLY	$3,893	$3,902	$9	$–
AUD	Buy	12/17/2014	BCLY	74	75	1	–
AUD	Buy	12/17/2014	BNP	526	526	–	–
AUD	Buy	11/28/2014	BOA	3,729	3,730	1	–
AUD	Buy	11/28/2014	BOA	738	735	–	(3)
AUD	Buy	12/17/2014	BOA	225	225	–	–
AUD	Buy	11/28/2014	CBA	2,975	2,975	–	–
AUD	Buy	12/17/2014	GSC	270	270	–	–
AUD	Buy	12/17/2014	JPM	1,092	1,078	–	(14)
AUD	Buy	11/03/2014	SSG	8	8	–	–
AUD	Buy	12/17/2014	SSG	288	289	1	–
AUD	Buy	12/17/2014	WEST	846	856	10	–
AUD	Sell	12/17/2014	BOA	1,071	1,068	3	–
AUD	Sell	12/17/2014	CBA	562	555	7	–
AUD	Sell	12/17/2014	CSFB	1,074	1,080	–	(6)
AUD	Sell	12/17/2014	DEUT	234	225	9	–
AUD	Sell	11/28/2014	GSC	3,930	3,902	28	–
AUD	Sell	11/28/2014	NAB	372	374	–	(2)
AUD	Sell	12/17/2014	RBC	854	827	27	–
AUD	Sell	12/17/2014	RBS	1,913	1,854	59	–
BRL	Buy	11/04/2014	BOA	111	107	–	(4)
BRL	Buy	12/02/2014	GSC	1,676	1,625	–	(51)
BRL	Buy	11/04/2014	UBS	1,008	1,002	–	(6)
BRL	Sell	11/04/2014	CBK	149	149	–	–

The accompanying notes are an integral part of these financial statements.

15

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
BRL	Sell	12/02/2014	MSC	$1,477	$1,463	$14	$–
BRL	Sell	11/04/2014	SCB	972	960	12	–
BRL	Sell	12/02/2014	UBS	999	993	6	–
CAD	Buy	12/17/2014	CBA	1,128	1,098	–	(30)
CAD	Buy	12/17/2014	HSBC	285	277	–	(8)
CAD	Buy	12/17/2014	JPM	117	115	–	(2)
CAD	Buy	11/28/2014	RBC	7,933	7,885	–	(48)
CAD	Sell	12/17/2014	BOA	281	275	6	–
CAD	Sell	12/17/2014	CBK	116	113	3	–
CAD	Sell	12/17/2014	DEUT	564	553	11	–
CAD	Sell	12/17/2014	GSC	276	273	3	–
CAD	Sell	12/17/2014	WEST	275	276	–	(1)
CHF	Buy	12/17/2014	HSBC	1,138	1,104	–	(34)
CHF	Buy	11/28/2014	JPM	4,760	4,737	–	(23)
CHF	Sell	12/17/2014	BOA	1,129	1,104	25	–
CHF	Sell	11/28/2014	HSBC	9,722	9,643	79	–
CNH	Buy	12/17/2014	BCLY	1,705	1,702	–	(3)
CNH	Sell	12/17/2014	JPM	1,685	1,702	–	(17)
CNH	Sell	12/17/2014	MSC	806	806	–	–
COP	Buy	12/17/2014	BNP	558	550	–	(8)
COP	Buy	12/17/2014	SCB	355	345	–	(10)
COP	Sell	12/17/2014	BOA	925	894	31	–
EUR	Buy	12/17/2014	BCLY	279	276	–	(3)
EUR	Buy	11/28/2014	BOA	867	856	–	(11)
EUR	Buy	12/17/2014	BOA	1,390	1,354	–	(36)
EUR	Buy	11/04/2014	CBK	5	5	–	–
EUR	Buy	12/17/2014	CSFB	15	15	–	–
EUR	Buy	12/17/2014	DEUT	864	836	–	(28)
EUR	Buy	12/17/2014	HSBC	1,069	1,047	–	(22)
EUR	Buy	11/03/2014	RBC	12	12	–	–
EUR	Buy	12/17/2014	SSG	274	271	–	(3)
EUR	Buy	11/28/2014	UBS	4,756	4,734	–	(22)
EUR	Buy	11/04/2014	WEST	38	38	–	–
EUR	Sell	12/17/2014	BCLY	1,054	1,045	9	–
EUR	Sell	11/28/2014	BNP	855	851	4	–
EUR	Sell	12/17/2014	BNP	266	262	4	–
EUR	Sell	12/17/2014	CBK	382	381	1	–
EUR	Sell	12/17/2014	DEUT	16,384	15,862	522	–
EUR	Sell	12/17/2014	GSC	14	14	–	–
EUR	Sell	12/17/2014	HSBC	1,135	1,101	34	–
EUR	Sell	11/28/2014	JPM	10,459	10,349	110	–
EUR	Sell	12/17/2014	JPM	1,004	989	15	–
EUR	Sell	12/17/2014	MSC	2,163	2,136	27	–
GBP	Buy	12/17/2014	BCLY	568	560	–	(8)
GBP	Buy	12/17/2014	BNP	707	699	–	(8)
GBP	Buy	12/17/2014	BOA	562	553	–	(9)
GBP	Buy	11/28/2014	CBK	5,697	5,689	–	(8)
GBP	Buy	12/17/2014	MSC	441	435	–	(6)
GBP	Buy	12/17/2014	SSG	280	278	–	(2)
GBP	Sell	12/17/2014	BCLY	266	264	2	–
GBP	Sell	12/17/2014	BOA	277	277	–	–
GBP	Sell	12/17/2014	CBA	564	553	11	–
GBP	Sell	12/17/2014	CSFB	877	864	13	–
GBP	Sell	12/17/2014	GSC	279	277	2	–
GBP	Sell	12/17/2014	RBS	569	560	9	–
GBP	Sell	12/17/2014	RBS	141	141	–	–
HKD	Buy	12/17/2014	CSFB	4	4	–	–
HKD	Buy	12/17/2014	GSC	5	5	–	–
HKD	Buy	12/17/2014	HSBC	1	1	–	–

The accompanying notes are an integral part of these financial statements.

16

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
HKD	Sell	12/17/2014	BCLY	$4	$4	$–	$–
HKD	Sell	12/17/2014	JPM	4	4	–	–
IDR	Buy	12/17/2014	MSC	269	268	–	(1)
INR	Buy	12/17/2014	CBK	7,002	6,965	–	(37)
INR	Buy	12/17/2014	DEUT	137	137	–	–
INR	Buy	12/17/2014	MSC	402	400	–	(2)
INR	Sell	12/17/2014	CBK	135	134	1	–
INR	Sell	12/17/2014	DEUT	404	403	1	–
INR	Sell	12/17/2014	JPM	3,255	3,258	–	(3)
JPY	Buy	12/17/2014	BNP	1,259	1,192	–	(67)
JPY	Buy	11/28/2014	BOA	1,485	1,427	–	(58)
JPY	Buy	12/17/2014	DEUT	380	366	–	(14)
JPY	Buy	12/17/2014	HSBC	424	408	–	(16)
JPY	Buy	12/17/2014	JPM	3,196	3,053	–	(143)
JPY	Buy	12/17/2014	SSG	284	275	–	(9)
JPY	Buy	11/05/2014	UBS	25	24	–	(1)
JPY	Buy	12/17/2014	UBS	255	245	–	(10)
JPY	Sell	12/17/2014	BCLY	258	248	10	–
JPY	Sell	11/28/2014	BNP	1,974	1,916	58	–
JPY	Sell	12/17/2014	BOA	536	510	26	–
JPY	Sell	12/17/2014	CBK	1,079	1,039	40	–
JPY	Sell	11/06/2014	DEUT	26	26	–	–
JPY	Sell	12/17/2014	HSBC	1,075	1,023	52	–
JPY	Sell	12/17/2014	JPM	29,046	27,573	1,473	–
JPY	Sell	12/17/2014	MSC	237	237	–	–
JPY	Sell	11/28/2014	RBS	6,792	6,530	262	–
JPY	Sell	11/04/2014	SSG	41	39	2	–
JPY	Sell	12/17/2014	SSG	271	257	14	–
JPY	Sell	11/05/2014	UBS	9	9	–	–
KRW	Buy	12/17/2014	BOA	288	285	–	(3)
KRW	Sell	12/17/2014	MSC	140	140	–	–
KRW	Sell	12/17/2014	UBS	567	550	17	–
MXN	Buy	11/28/2014	SSG	3,476	3,479	3	–
MXN	Buy	12/17/2014	UBS	126	127	1	–
MXN	Sell	12/17/2014	BCLY	122	122	–	–
MXN	Sell	12/17/2014	BOA	1,074	1,082	–	(8)
MXN	Sell	12/17/2014	JPM	8,199	8,059	140	–
MXN	Sell	11/28/2014	MSC	1,748	1,758	–	(10)
NOK	Buy	12/17/2014	BCLY	576	545	–	(31)
NOK	Buy	12/17/2014	BOA	525	509	–	(16)
NOK	Buy	12/17/2014	GSC	1,398	1,326	–	(72)
NOK	Buy	12/17/2014	HSBC	547	513	–	(34)
NOK	Sell	12/17/2014	BCLY	851	817	34	–
NOK	Sell	12/17/2014	RBS	783	763	20	–
NOK	Sell	12/17/2014	SCB	550	534	16	–
NOK	Sell	12/17/2014	SSG	799	780	19	–
NZD	Buy	12/17/2014	BCLY	823	795	–	(28)
NZD	Buy	12/17/2014	BOA	294	289	–	(5)
NZD	Buy	12/17/2014	CBA	560	535	–	(25)
NZD	Buy	12/17/2014	MSC	265	265	–	–
NZD	Buy	12/17/2014	SCB	273	268	–	(5)
NZD	Sell	12/17/2014	GSC	1,119	1,078	41	–
NZD	Sell	12/17/2014	JPM	285	281	4	–
NZD	Sell	12/17/2014	RBS	266	260	6	–
NZD	Sell	12/17/2014	SSG	280	272	8	–
NZD	Sell	12/17/2014	UBS	262	261	1	–
PLN	Buy	12/17/2014	BNP	146	142	–	(4)
SEK	Buy	12/17/2014	BCLY	267	261	–	(6)
SEK	Buy	12/17/2014	BOA	269	267	–	(2)

The accompanying notes are an integral part of these financial statements.

17

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
SEK	Buy	12/17/2014	GSC	$279	$272	$–	$(7)
SEK	Buy	12/17/2014	JPM	569	548	–	(21)
SEK	Sell	12/17/2014	BCLY	568	548	20	–
SEK	Sell	12/17/2014	RBS	261	256	5	–
SEK	Sell	12/17/2014	SCB	286	278	8	–
SGD	Buy	12/17/2014	BCLY	316	313	–	(3)
SGD	Buy	12/17/2014	RBS	264	261	–	(3)
SGD	Buy	12/17/2014	SCB	278	276	–	(2)
SGD	Buy	12/17/2014	SSG	548	544	–	(4)
SGD	Sell	12/17/2014	HSBC	284	280	4	–
SGD	Sell	12/17/2014	JPM	279	275	4	–
SGD	Sell	12/17/2014	RBC	281	276	5	–
SGD	Sell	12/17/2014	UBS	571	562	9	–
TWD	Buy	12/17/2014	UBS	2,283	2,278	–	(5)
TWD	Sell	12/17/2014	CBK	8,992	8,856	136	–
ZAR	Buy	11/28/2014	BOA	1,092	1,082	–	(10)
ZAR	Buy	12/17/2014	BOA	170	169	–	(1)
ZAR	Buy	11/28/2014	CBK	1,110	1,101	–	(9)
ZAR	Buy	12/17/2014	SSG	141	141	–	–
ZAR	Sell	11/28/2014	BOA	1,105	1,101	4	–
ZAR	Sell	12/17/2014	BOA	1,069	1,063	6	–
ZAR	Sell	12/17/2014	RBS	3,552	3,560	–	(8)
Total						$3,558	$(1,119)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

18

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi - Hong Kong
COP	Colombian Peso
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian New Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ASX	Australian Securities Exchange
CAC	Cotation Assistee en Continu
CAZ4	EURO STOXX Banks Index Future
CBOE	Chicago Board Options Exchange
CDX.NA.HY	Credit Derivatives North American High Yield
FTSE	Financial Times and Stock Exchange
IBEX	Spanish Stock Index
ISE	International Security Exchange
JSE	Johannesburg Stock Exhange
KOSPI	Korea Composite Stock Price
KRZ4	WIG20 Index Future
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SGX	Singapore Exchange
SPI	Share Price Index
TDX	db-X In-Target Date Fund
WIG20	Capitilization-weighted stock market index of the 20 largest companies on the Warsaw Stock Exchange

Other Abbreviations:
ADR	American Depositary Receipt
EQ	Equity
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
J-REIT	Japanese Real Estate Investment Trust
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

19

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$2,691	$118	$2,573	$–
Banks	6,099	4	6,095	–
Capital Goods	4,482	1,265	3,217	–
Commercial and Professional Services	1,354	1,101	253	–
Consumer Durables and Apparel	2,905	772	2,133	–
Consumer Services	826	763	63	–
Diversified Financials	1,936	653	1,283	–
Energy	7,457	5,035	2,422	–
Food and Staples Retailing	350	134	216	–
Food, Beverage and Tobacco	1,240	1,114	126	–
Health Care Equipment and Services	1,644	1,028	616	–
Insurance	552	–	552	–
Materials	3,245	1,076	2,169	–
Media	1,301	382	919	–
Pharmaceuticals, Biotechnology and Life Sciences	3,065	2,909	156	–
Real Estate	2,036	386	1,650	–
Retailing	2,700	1,670	1,030	–
Semiconductors and Semiconductor Equipment	1,684	893	791	–
Software and Services	4,099	2,808	1,095	196
Technology Hardware and Equipment	3,299	915	2,384	–
Telecommunication Services	730	421	309	–
Transportation	2,302	1,658	644	–
Utilities	323	–	323	–
Total	56,320	25,105	31,019	196
Corporate Bonds	7,162	–	7,162	–
Exchange Traded Funds	10,019	10,019	–	–
Foreign Government Obligations	15,930	–	15,930	–
U.S. Government Securities	7,489	–	7,489	–
Warrants	492	492	–	–
Short-Term Investments	5,856	–	5,856	–
Purchased Options	162	141	21	–
Total	$103,430	$35,757	$67,477	$196
Foreign Currency Contracts*	$3,558	$–	$3,558	$–
Futures*	969	969	–	–
Swaps - Credit Default*	6	–	6	–
Swaps - Total Return*	59	–	59	–
Total	$4,592	$969	$3,623	$–
Liabilities:
Written Options	238	110	128	–
Total	$238	$110	$128	$–
Foreign Currency Contracts*	$1,119	$–	$1,119	$–
Futures*	1,695	1,695	–	–
Swaps - Credit Default*	33	–	33	–
Swaps - Total Return*	974	–	974	–
Total	$3,821	$1,695	$2,126	$–

♦	For the period November 29, 2013 (commencement of operations) through October 31, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

20

Hartford Real Total Return Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of November 29, 2013*	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2014
Assets:
Common Stocks	$—	$—	$62	†	$—	$134	$—	$—	$—	$196
Total	$—	$—	$62		$—	$134	$—	$—	$—	$196

*	Commencement of operations.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $62.

The accompanying notes are an integral part of these financial statements.

21

Hartford Real Total Return Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $105,835)	$103,430
Cash	4,610 *
Unrealized appreciation on foreign currency contracts	3,558
Unrealized appreciation on OTC swap contracts	65
Receivables:
Investment securities sold	1,928
Fund shares sold	—
Dividends and interest	583
Variation margin on financial derivative instruments	946
OTC swap premiums paid	5
Other assets	63
Total assets	115,188
Liabilities:
Unrealized depreciation on foreign currency contracts	1,119
Unrealized depreciation on OTC swap contracts	974
Bank overdraft — foreign cash	158
Payables:
Investment securities purchased	1,725
Investment management fees	25
Administrative fees	—
Distribution fees	—
Collateral received from broker	53
Variation margin on financial derivative instruments	1,166
Accrued expenses	16
Written option contracts (proceeds $402)	238
Other liabilities	—
Total liabilities	5,474
Net assets	$109,714
Summary of Net Assets:
Capital stock and paid-in-capital	$111,110
Distributions in excess of net investment income	(1,173)
Accumulated net realized gain	1,261
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(1,484)
Net assets	$109,714

* Cash of $4,457 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

22

Hartford Real Total Return Fund
Statement of Assets and Liabilities – (continued)
October 31, 2014
(000’s Omitted)

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.11/$10.70
Shares outstanding	59
Net assets	$598
Class C: Net asset value per share	$10.04
Shares outstanding	12
Net assets	$122
Class I: Net asset value per share	$10.15
Shares outstanding	14
Net assets	$138
Class R3: Net asset value per share	$10.08
Shares outstanding	10
Net assets	$101
Class R4: Net asset value per share	$10.10
Shares outstanding	10
Net assets	$101
Class R5: Net asset value per share	$10.13
Shares outstanding	10
Net assets	$101
Class Y: Net asset value per share	$10.14
Shares outstanding	10,705
Net assets	$108,553

The accompanying notes are an integral part of these financial statements.

23

Hartford Real Total Return Fund
Statement of Operations
For the Period November 29, 2013 (commencement of operations) through October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$855
Interest	1,307
Less: Foreign tax withheld	(65)
Total investment income	2,097

Expenses:
Investment management fees	1,336
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	—
Class C	—
Class I	—
Class Y	2
Distribution fees
Class A	1
Class C	1
Class R3	—
Class R4	—
Custodian fees	17
Accounting services fees	28
Registration and filing fees	93
Board of Directors' fees	4
Audit fees	13
Other expenses	19
Total expenses (before waivers and fees paid indirectly)	1,514
Expense waivers	(59)
Commission recapture	(4)
Total waivers and fees paid indirectly	(63)
Total expenses, net	1,451
Net Investment Income	646
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	4,373
Net realized loss on purchased option contracts	(837)
Net realized loss on futures contracts	(2,443)
Net realized gain on written option contracts	19
Net realized loss on swap contracts	(3,112)
Net realized gain on foreign currency contracts	1,747
Net realized loss on other foreign currency transactions	(327)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(580)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(2,230)
Net unrealized depreciation of purchased option contracts	(175)
Net unrealized depreciation of futures contracts	(726)
Net unrealized appreciation of written option contracts	164
Net unrealized depreciation of swap contracts	(942)
Net unrealized appreciation of foreign currency contracts	2,439
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(14)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,484)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,064)
Net Decrease in Net Assets Resulting from Operations	$(1,418)

The accompanying notes are an integral part of these financial statements.

24

Hartford Real Total Return Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period November 29, 2013* through October 31, 2014
Operations:
Net investment income	$646
Net realized loss on investments, other financial instruments and foreign currency transactions	(580)
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(1,484)
Net Decrease in Net Assets Resulting from Operations	(1,418)
Capital Share Transactions:
Class A	622
Class C	123
Class I	137
Class R3	100
Class R4	100
Class R5	100
Class Y	109,950
Net increase from capital share transactions	111,132
Net Increase in Net Assets	109,714
Net Assets:
Beginning of period	—
End of period	$109,714
Undistributed (distributions in excess of) net investment income	$(1,173)

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

25

Hartford Real Total Return Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for Hartford Real Total Return Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance

26

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or

27

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

28

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of

29

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of

30

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of October 31, 2014. Transactions involving written option contracts during the period ended October 31, 2014, are summarized below:

Options Contract Activity During the Period November 29, 2013, (commencement of operations), through October 31, 2014:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	3,578,713	847
Expired	(3,492)	(139)
Closed	(15,204)	(620)
Exercised	(17)	(6)
End of period	3,560,000	$82

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	5,475,140	2,347
Expired	(680,863)	(300)
Closed	(801,596)	(1,710)
Exercised	(87)	(17)
End of period	3,992,594	$320

* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In

31

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

32

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund had no outstanding interest rate swap contracts as of October 31, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swap contracts as of October 31, 2014.

33

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$—	$—	$—	$162	$—	$—	$162
Unrealized appreciation on foreign currency contracts	—	3,558	—	—	—	—	3,558
Unrealized appreciation on OTC swap contracts	—	—	6	59	—	—	65
Variation margin receivable *	29	—	—	917	—	—	946
Total	$29	$3,558	$6	$1,138	$—	$—	$4,731

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,119	$—	$—	$—	$—	$1,119
Unrealized depreciation on OTC swap contracts	—	—	—	974	—	—	974
Variation margin payable *	80	—	12	1,074	—	—	1,166
Written option contracts, market value	—	94	—	144	—	—	238
Total	$80	$1,213	$12	$2,192	$—	$—	$3,497

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $(726) and open centrally cleared swaps net cumulative depreciation of $(33) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period November 29, 2013 through October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the period November 29, 2013 (commencement of operations) through October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$(115)	$(39)	$—	$(683)	$—	$—	$(837)
Net realized gain (loss) on futures contracts	1,481	—	—	(3,927)	3	—	(2,443)
Net realized gain on written option contracts	19	—	—	—	—	—	19
Net realized loss on swap contracts	(868)	—	(180)	(2,064)	—	—	(3,112)
Net realized gain on foreign currency contracts	—	1,747	—	—	—	—	1,747
Total	$517	$1,708	$(180)	$(6,674)	$3	$—	$(4,626)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$—	$(24)	$—	$(151)	$—	$—	$(175)
Net change in unrealized appreciation (depreciation) of futures contracts	113	—	—	(839)	—	—	(726)
Net change in unrealized appreciation of written option contracts	—	75	—	89	—	—	164
Net change in unrealized depreciation of swap contracts	—	—	(27)	(915)	—	—	(942)
Net change in unrealized appreciation of foreign currency contracts	—	2,439	—	—	—	—	2,439
Total	$113	$2,490	$(27)	$(1,816)	$—	$—	$760

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers,

34

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received		Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$121	$(97)	$—	$—	†	$24
Futures contracts - variation margin receivable	946	(946)	—	—		—
Unrealized appreciation on foreign currency contracts	3,556	(913)	—	—		2,643
Total subject to a master netting or similar arrangement	$4,623	$(1,956)	$—	$—		$2,667

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

† An additional $53 of cash collateral was recevied by the Fund related to derivative liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option and OTC swap contracts at market value	$1,102	$(97)	$—	$(260)	$745
Futures contracts - variation margin payable	1,154	(946)	(7,050)	—	—
Swaps contracts - variation margin payable	12	—	—	(139)	—
Unrealized depreciation on foreign currency contracts	1,118	(913)	—	—	205
Total subject to a master netting or similar arrangement	$3,386	$(1,956)	$(7,050)	$(399)	$950

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e.,

35

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2014, are as follows:

Amount
Undistributed Ordinary Income	$30
Undistributed Long-Term Capital Gain	3,494
Accumulated Capital Losses	(1,630)
Unrealized Depreciation*	(4,288)
Total Accumulated Deficit	$(2,394)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

36

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(1,819)
Accumulated Net Realized Gain (Loss)	1,841
Capital Stock and Paid-in-Capital	(22)

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010 funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

As of October 31, 2014, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$1,630

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

37

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.200%
On next $250 million	1.150%
On next $500 million	1.100%
On next $1.5 billion	1.050%
On next $2.5 billion	1.020%
On next $5 billion billion	1.010%
Over $10 billion	1.000%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.70%	2.45%	1.45%	2.00%	1.70%	1.40%	1.30%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the period November 29, 2013 (commencement of operations) through October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

	Annualized Period Ended October 31, 2014
Class A	1.64	%*
Class C	2.35	*
Class I	1.34	*
Class R3	2.00	*
Class R4	1.70	*
Class R5	1.40	*
Class Y	1.30	*

* From November 29, 2013 (commencement of operations) through October 31, 2014.

38

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the period November 29, 2013 (commencement of operations) through October 31, 2014, HFD received front-end load sales charges of $30 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period November 29, 2013 (commencement of operations) through October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

39

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class		Percentage of Fund
Class A	17%		—	%*
Class C	82		—	*
Class I	73		—	*
Class R3	100	†	—	*
Class R4	100	†	—	*
Class R5	100	†	—	*
Class Y	—	*	—	*

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	99%

*	Percentage rounds to zero.
†	Percentage rounds to 100%.

Investment Transactions:

For the period November 29, 2013 (commencement of operations) through October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$382,572	$23,083	$405,655
Sales Proceeds	292,061	17,151	309,212

40

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the period November 29, 2013 (commencement of operations) through October 31, 2014:

	For the Period Ended October 31, 2014
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	65	—	(6)	59
Amount	$689	$—	$(67)	$622
Class C
Shares	13	—	(1)	12
Amount	$131	$—	$(8)	$123
Class I
Shares	16	—	(2)	14
Amount	$158	$—	$(21)	$137
Class R3
Shares	10	—	—	10
Amount	$100	$—	$—	$100
Class R4
Shares	10	—	—	10
Amount	$100	$—	$—	$100
Class R5
Shares	10	—	—	10
Amount	$100	$—	$—	$100
Class Y
Shares	14,398	—	(3,693)	10,705
Amount	$149,081	$—	$(39,131)	$109,950
Total
Shares	14,522	—	(3,702)	10,820
Amount	$150,359	$—	$(39,227)	$111,132

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the period November 29, 2013 (commencement of operations) through October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

41

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

42

Hartford Real Total Return Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

From November 29, 2013 (commencement of operations), through October 31, 2014
A(D)	$10.00	$0.04	$0.07	$0.11	$–	$–	$–	$10.11	1.10	%(E)	$598	1.70	%(F)	1.65	%(F)	0.42	%(F)
C(D)	10.00	(0.05)	0.09	0.04	–	–	–	10.04	0.40	(E)	122	2.41	(F)	2.36	(F)	(0.56	)(F)
I(D)	10.00	0.17	(0.02)	0.15	–	–	–	10.15	1.50	(E)	138	1.39	(F)	1.34	(F)	1.68	(F)
R3(D)	10.00	(0.01)	0.09	0.08	–	–	–	10.08	0.80	(E)	101	2.05	(F)	2.00	(F)	(0.11	)(F)
R4(D)	10.00	0.02	0.08	0.10	–	–	–	10.10	1.00	(E)	101	1.75	(F)	1.70	(F)	0.18	(F)
R5(D)	10.00	0.05	0.08	0.13	–	–	–	10.13	1.30	(E)	101	1.45	(F)	1.40	(F)	0.48	(F)
Y(D)	10.00	0.06	0.08	0.14	–	–	–	10.14	1.40	(E)	108,553	1.35	(F)	1.30	(F)	0.57	(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on November 29, 2013.
(E)	Not annualized.
(F)	Annualized.

Portfolio Turnover Rate for All Share Classes
From November 29, 2013 (commencement of operations) through October 31, 2014	305	%(A)

(A)	Not annualized.

43

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Real Total Return Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 29, 2013 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Real Total Return Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 29, 2013 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 18, 2014

44

Hartford Real Total Return Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

45

Hartford Real Total Return Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

46

Hartford Real Total Return Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

47

Hartford Real Total Return Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

48

Hartford Real Total Return Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$964.70	$8.12	$1,000.00	$1,016.94	$8.34	1.64%	184	365
Class C	$1,000.00	$960.80	$11.82	$1,000.00	$1,013.15	$12.14	2.39	184	365
Class I	$1,000.00	$966.70	$6.63	$1,000.00	$1,018.46	$6.81	1.34	184	365
Class R3	$1,000.00	$962.80	$9.89	$1,000.00	$1,015.12	$10.16	2.00	184	365
Class R4	$1,000.00	$963.70	$8.41	$1,000.00	$1,016.64	$8.64	1.70	184	365
Class R5	$1,000.00	$965.70	$6.94	$1,000.00	$1,018.15	$7.12	1.40	184	365
Class Y	$1,000.00	$966.60	$6.44	$1,000.00	$1,018.65	$6.61	1.30	184	365

49

Hartford Real Total Return Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Real Total Return Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the

50

Hartford Real Total Return Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund since inception and evaluated HFMC’s analysis of the Fund’s performance since inception. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the period since its inception. The Board also noted that the Fund’s performance was above its benchmark since its inception.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

51

Hartford Real Total Return Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

52

Hartford Real Total Return Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

53

Hartford Real Total Return Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the Fund.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Inflation Protected Securities Risk: The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Structured Securities Risk: Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, which may make them difficult to value and sell.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

54

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-RTR14 12/14 115857-1 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD SHORT DURATION FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Short Duration Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Short Duration Fund inception 10/31/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide current income and long-term total return.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Short Duration A#	1.23%	2.77%	2.79%
Short Duration A##	-0.79%	2.35%	2.58%
Short Duration B#	1.33%	2.68%	2.31%*
Short Duration B##	-3.64%	2.32%	2.31%*
Short Duration C#	0.48%	2.01%	2.02%
Short Duration C##	-0.51%	2.01%	2.02%
Short Duration I#	1.52%	3.08%	2.94%
Short Duration R3#	0.84%	2.70%	2.89%
Short Duration R4#	1.14%	2.91%	3.00%
Short Duration R5#	1.54%	3.10%	3.09%
Short Duration Y#	1.49%	3.11%	3.10%
Barclays 1-3 Year U.S. Government/Credit Index	0.89%	1.45%	2.84%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Short Duration Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Short Duration Class A	0.85%	0.88%
Short Duration Class B	1.60%	1.74%
Short Duration Class C	1.60%	1.60%
Short Duration Class I	0.57%	0.57%
Short Duration Class R3	1.15%	1.23%
Short Duration Class R4	0.85%	0.92%
Short Duration Class R5	0.55%	0.61%
Short Duration Class Y	0.51%	0.51%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Timothy E. Smith
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Short Duration Fund returned 1.23%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.89% for the same period. The Fund also outperformed the 1.12% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter Gross Domestic Product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

Our out-of-benchmark allocation to bank loans and overweight to and security selection within investment grade corporates were the top contributors to benchmark-relative outperformance during the period. Within investment grade credit, our overweight to Financials and overweight to and security selection within Industrials contributed positively during the period. Our out-of-benchmark allocations to Mortgage Backed Securities (MBS), both agency and non-agency, were additive. Exposures to both Commercial Mortgage Backed Securities (CMBS) and Asset Backed Securities (ABS) were also favorable for relative results. Our overweight to the 5-year portion of the yield curve detracted from performance, offset partially by our underweight to the 2-year portion.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe U.S. economic momentum remains positive. U.S. employment, payrolls and consumer confidence continue to improve, although challenges to global growth have increased. On balance, the Fund maintains a moderately pro-cyclical risk posture. We also

3

The Hartford Short Duration Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

believe the Fed will begin increasing the Federal Funds Rate in mid-2015 and we expect core inflation to rise in 2015. With this in mind, we maintained a short duration posture at the end of the period.

Reflecting our belief that U.S. government securities remain the most liquid sector, we own select U.S. Agency securities maturing inside of 3 years. We maintain a limited agency MBS allocation as the Fed tapers purchases, and we own select prime non-agency MBS as they continue to pay down on attractive valuations and an uneven yet improving housing market. We continue to favor auto, equipment, and credit card ABS due to improving consumer fundamentals supported by an improving labor market, as well as senior tranches of CMBS deals on attractive valuations and long-term fundamentals. We believe the investment grade corporate bond market has strong credit fundamentals, and we continue to favor U.S. financials. We continue to favor bank loans over high yield bonds.

Credit Exposure

as of October 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	17.9%
Aa/ AA	8.5
A	21.3
Baa/ BBB	30.4
Ba/ BB	13.7
B	8.7
Caa/ CCC or Lower	0.0
Not Rated	0.6
Short-Term Instruments	0.8
Other Assets and Liabilities	(1.9)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type

as of October 31, 2014

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	21.3%
Corporate Bonds	54.9
Municipal Bonds	0.5
Senior Floating Rate Interests	19.3
U.S. Government Agencies	5.1
Total	101.1%
Short-Term Investments	0.8
Other Assets and Liabilities	(1.9)
Total	100.0%

4

The Hartford Short Duration Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 21.3%
	Finance and Insurance - 20.9%
	Accredited Mortgage Loan Trust
$1,082	0.83%, 01/25/2035 Δ	$1,062
	Aegis Asset Backed Securities Trust
999	1.25%, 09/25/2034 Δ	986
	Ally Master Owner Trust
1,280	1.00%, 02/15/2018	1,283
3,900	1.43%, 06/17/2019	3,900
2,695	1.54%, 09/15/2019	2,695
	American Credit Acceptance Receivables
894	1.45%, 04/16/2018 ■	897
	American Express Credit Account Master Trust
2,072	0.77%, 05/15/2018	2,074
455	0.98%, 05/15/2019	456
	American Tower Trust I
3,000	1.55%, 03/15/2043 ■‡	2,979
	AmeriCredit Automobile Receivables Trust
1,290	1.60%, 07/08/2019	1,285
2,000	2.72%, 09/09/2019	2,045
	Apidos CLO
2,250	1.33%, 04/15/2025 ■Δ	2,212
1,495	1.71%, 04/17/2026 ■Δ	1,487
	Bayview Commercial Asset Trust
4,926	3.32%, 01/25/2037 ■►	1
5,274	3.51%, 09/25/2037 ■►	276
	Bear Stearns Commercial Mortgage Securities, Inc.
1,749	5.41%, 12/11/2040	1,802
	Carlyle Global Market Strategies
870	1.38%, 04/18/2025 ■Δ	855
2,750	2.33%, 07/20/2023 ■Δ	2,689
	CarMax Automotive Owner Trust
395	1.50%, 08/15/2018	400
	CBA Commercial Small Balance Commercial Mortgage
4,123	5.80%, 01/25/2039 ■►	—
	Cent CLO L.P.
1,500	1.71%, 01/25/2026 ■Δ	1,493
	CFCRE Commercial Mortgage Trust
1,429	3.76%, 04/15/2044 ■	1,478
	Chesapeake Funding LLC
859	0.61%, 01/07/2025 ■Δ	858
	Chrysler Capital Automotive Rec Trust
975	0.91%, 04/16/2018 ■	977
	CIFC Funding Ltd.
2,125	1.38%, 04/16/2025 ■Δ	2,085
2,180	2.34%, 08/14/2024 ■Δ	2,134
	Citigroup Commercial Mortgage Trust
1,445	0.69%, 09/10/2045	1,445
	Citigroup/Deutsche Bank Commercial Mortgage Trust
3,475	5.32%, 12/11/2049	3,714
3,474	5.89%, 11/15/2044 ‡	3,817
	Commercial Mortgage Pass-Through Certificates
778	0.67%, 11/15/2045	775
1,075	0.70%, 10/15/2045	1,070
760	0.82%, 08/15/2045	759
1,527	1.30%, 03/10/2047	1,524
1,053	1.34%, 07/10/2045	1,061
2,341	3.16%, 07/10/2046 ■	2,374
	Community or Commercial Mortgage Trust
1,194	1.28%, 08/10/2046	1,195
	Connecticut Avenue Securities Series
2,408	1.10%, 05/25/2024 Δ	2,369
3,987	1.35%, 07/25/2024 Δ	3,947
	Countrywide Asset-Backed Certificates
991	0.78%, 03/25/2035 Δ	990
	Credit Acceptance Automotive Loan Trust
1,650	1.50%, 04/15/2021 ■	1,655
1,380	1.55%, 10/15/2021 ■	1,381
228	2.20%, 09/16/2019 ■	229
	Credit Suisse Mortgage Capital Certificates
2,934	5.47%, 09/15/2039	3,115
	DBUBS Mortgage Trust
2,946	1.55%, 01/01/2021 ■►	76
1,345	3.64%, 08/10/2044	1,397
2,355	3.74%, 11/10/2046 ■	2,426
	Dryden Senior Loan Fund
1,460	1.58%, 04/18/2026 ■Δ	1,443
	First Franklin Mortgage Loan Trust
471	0.58%, 05/25/2035 Δ	469
	First Investors Automotive Owner Trust
1,270	1.23%, 03/15/2019 ■	1,275
	Ford Credit Automotive Lease Trust
560	0.76%, 09/15/2016	561
	Ford Credit Automotive Owner Trust
2,500	2.62%, 10/15/2016 ‡	2,531
	Ford Credit Floorplan Master Owner Trust
1,070	0.70%, 06/15/2020 Δ	1,076
435	1.40%, 02/15/2019	435
	FREMF Mortgage Trust
2,320	3.08%, 10/25/2047 ■	2,305
	Gramercy Park CLO Ltd.
1,700	2.13%, 07/17/2023 ■Δ	1,663
	Granite Master Issuer plc
2,825	0.24%, 12/20/2054 Δ	2,802
2,718	0.30%, 12/20/2054 Δ	2,698
	GS Mortgage Securities Trust
1,032	0.66%, 11/10/2045	1,027
731	1.21%, 07/10/2046	733
1,500	5.55%, 04/10/2038	1,556
	Hasco HIM Trust
50	0.00%, 12/26/2035 ■●†	—
	Hilton USA Trust
1,320	1.16%, 11/05/2030 ■Δ	1,320
	Home Equity Asset Trust
2,196	0.79%, 11/25/2034 Δ	2,182
	ING Investment Management CLO Ltd.
1,455	1.77%, 04/18/2026 ■Δ	1,448
2,000	2.08%, 03/14/2022 ■Δ	1,962
	JP Morgan Chase Commercial Mortgage Securities Corp.
393	0.71%, 10/15/2045 Δ	393
1,391	1.30%, 01/15/2046	1,398
950	3.36%, 11/13/2044 ■	988
1,307	3.85%, 06/15/2043 ■	1,320
279	4.93%, 09/12/2037	279
2,000	5.40%, 12/15/2044 Δ	2,054
1,745	6.06%, 04/15/2045 Δ	1,839

The accompanying notes are an integral part of these financial statements.

5

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 21.3% - (continued)
	Finance and Insurance - 20.9% - (continued)
	Limerock CLO
$2,000	1.73%, 04/18/2026 ■Δ	$1,985
	Long Beach Asset Holdings Corp.
180	0.00%, 04/25/2046 ■●	—
	M&T Bank Automotive Receivables Trust
1,595	1.57%, 01/15/2017 ■	1,611
	Magnetite CLO Ltd.
4,680	2.23%, 07/25/2026 ■Δ	4,541
	Master Credit Card Trust
1,365	0.78%, 04/21/2017 ■	1,366
	Merrill Lynch Mortgage Trust
464	6.03%, 06/12/2050 Δ	465
	Merrill Lynch/Countrywide Commercial Mortgage Trust
122	5.11%, 12/12/2049	122
637	5.38%, 08/12/2048	683
	MMAF Equipment Finance LLC
2,670	1.59%, 02/08/2022 ■‡	2,660
	Morgan Stanley ABS Capital I
1,395	0.91%, 01/25/2035 Δ	1,374
	Morgan Stanley BAML Trust
490	0.66%, 11/15/2045	488
	Morgan Stanley Capital I
1,298	3.22%, 07/15/2049	1,346
1,500	3.88%, 09/15/2047 ■	1,541
2,297	4.99%, 08/13/2042	2,317
	Morgan Stanley Re-Remic Trust
1,730	1.00%, 03/29/2051 ■	1,732
	Motor plc
53	1.29%, 02/25/2020 ■	53
	National Credit Union Administration
385	1.60%, 10/29/2020	387
	Neuberger Berman CLO XVI Ltd.
1,470	1.70%, 03/01/2026 ■Δ	1,457
	New York City Tax Lien
319	1.19%, 11/10/2026 ■	319
	Nissan Automotive Lease Trust
770	0.75%, 06/15/2016	771
	Octagon Investment Partners
2,500	1.35%, 07/17/2025 ■Δ	2,451
	OHA Intrepid Leveraged Loan Fund Ltd.
999	1.15%, 04/20/2021 ■Δ	999
	Prestige Automotive Receivables Trust
920	1.52%, 04/15/2020 ■	920
	Race Point CLO Ltd.
2,500	2.38%, 05/24/2023 ■Δ	2,464
	Renaissance Home Equity Loan Trust
108	0.00%, 04/25/2037 ■●	—
	Residential Asset Securities Corp.
48	0.38%, 01/25/2036 Δ	48
1,176	5.39%, 07/25/2034	1,213
	Santander Drive Automotive Receivables Trust
1,960	3.64%, 05/15/2018	2,030
	SBA Tower Trust
2,060	2.90%, 10/15/2044 ■Δ	2,065
	Silverstone Master Issuer plc
415	1.78%, 01/21/2055 ■Δ	417
	SNAAC Automotive Receivables Trust
122	1.14%, 07/16/2018 ■	122
	Springleaf Funding Trust
2,125	2.41%, 12/15/2022 ■	2,130
	Springleaf Mortgage Loan Trust
559	1.27%, 06/25/2058 ■	557
	Structured Agency Credit Risk Debt Notes
1,301	1.00%, 04/25/2024 Δ	1,286
604	1.15%, 02/25/2024 Δ	598
	Structured Asset Investment Loan Trust
383	0.72%, 04/25/2035 Δ	382
	Structured Asset Securities Corp.
1,009	0.30%, 02/25/2036 Δ	995
	Symphony CLO Ltd.
4,035	1.98%, 01/09/2023 ■Δ	3,983
	UBS Commercial Mortgage Trust
887	1.03%, 05/10/2045	890
	UBS-Barclays Commercial Mortgage Trust
1,683	0.73%, 08/10/2049	1,670
	Wachovia Bank Commercial Mortgage Trust
119	4.80%, 10/15/2041	119
726	4.94%, 04/15/2042	730
2,363	5.31%, 11/15/2048 ‡	2,523
2,387	5.45%, 12/15/2044 Δ	2,462
1,500	5.48%, 04/15/2047	1,527
	Westlake Automobile Receivables Trust
766	1.12%, 07/15/2015 ■	767
	WF-RBS Commercial Mortgage Trust
1,747	0.67%, 11/15/2045	1,744
	World Omni Automotive Receivables Trust
1,500	2.33%, 09/15/2016	1,503
		171,298

	Real Estate, Rental and Leasing - 0.1%
	ARI Fleet Lease Trust
467	0.45%, 01/15/2021 ■Δ	467

	Transportation Equipment Manufacturing - 0.3%
	GE Equipment Transportation LLC
2,500	0.92%, 09/25/2017	2,508

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $176,658)	$174,273

Corporate Bonds - 54.9%
	Accommodation and Food Services - 0.1%
	Sysco Corp.
$1,090	2.35%, 10/02/2019	$1,096

	Arts, Entertainment and Recreation - 1.6%
	British Sky Broadcasting Group plc
1,770	2.63%, 09/16/2019 ■	1,775
	CBS Corp.
3,000	2.30%, 08/15/2019	2,961
	DirecTV Holdings LLC
915	1.75%, 01/15/2018	911
2,681	2.40%, 03/15/2017	2,746
	Echostar DBS Corp.
725	7.13%, 02/01/2016	771
	Fidelity National Information Services, Inc.
750	1.45%, 06/05/2017	747

The accompanying notes are an integral part of these financial statements.

6

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 54.9% - (continued)
	Arts, Entertainment and Recreation - 1.6% - (continued)
	Time Warner Cable, Inc.
$2,000	5.85%, 05/01/2017	$2,210
	Viacom, Inc.
955	2.20%, 04/01/2019	946
		13,067
	Beverage and Tobacco Product Manufacturing - 1.6%
	Anheuser-Busch InBev Worldwide, Inc.
3,730	1.38%, 07/15/2017	3,739
	Constellation Brands, Inc.
1,210	7.25%, 09/01/2016	1,322
	Diageo Capital plc
3,275	1.50%, 05/11/2017	3,294
	Imperial Tobacco Finance plc
2,000	2.05%, 02/11/2018 ■	1,998
	Lorillard Tobacco Co.
180	2.30%, 08/21/2017	182
	Molson Coors Brewing Co.
311	2.00%, 05/01/2017	316
	Pernod-Ricard S.A.
1,000	2.95%, 01/15/2017 ■	1,030
	Reynolds American, Inc.
1,300	1.05%, 10/30/2015	1,302
		13,183
	Chemical Manufacturing - 0.5%
	Ecolab, Inc.
375	1.45%, 12/08/2017	374
	Monsanto Co.
1,820	2.13%, 07/15/2019	1,815
	Yara International ASA
1,750	5.25%, 12/15/2014 ■	1,759
		3,948
	Computer and Electronic Product Manufacturing - 0.6%
	Hewlett-Packard Co.
2,000	1.17%, 01/14/2019 Δ	1,993
1,090	2.75%, 01/14/2019	1,096
	Thermo Fisher Scientific, Inc.
1,225	1.30%, 02/01/2017	1,224
	YMobile Corp.
500	8.25%, 04/01/2018 ■	527
		4,840
	Electrical Equipment, Appliance Manufacturing - 0.3%
	Whirlpool Corp.
1,235	1.35%, 03/01/2017	1,231
1,400	2.40%, 03/01/2019	1,400
		2,631
	Fabricated Metal Product Manufacturing - 0.2%
	Masco Corp.
1,450	4.80%, 06/15/2015	1,477

	Finance and Insurance - 32.3%
	Abbey National Treasury Services plc
2,300	3.05%, 08/23/2018	2,392
	ABN Amro Bank N.V.
1,500	1.38%, 01/22/2016 ■	1,510
1,429	4.25%, 02/02/2017 ■	1,516
	AerCap Ireland Capital Ltd.
1,665	2.75%, 05/15/2017 ■	1,644
	American Express Credit Corp.
3,225	1.13%, 06/05/2017	3,209
2,000	2.25%, 08/15/2019	2,000
	American Honda Finance Corp.
675	1.60%, 02/16/2018 ■	675
	American International Group, Inc.
4,000	2.30%, 07/16/2019	4,021
	Banco Santander Brasil S.A.
980	4.25%, 01/14/2016 ■	1,007
	Bank of America Corp.
2,200	1.30%, 03/22/2018 Δ	2,232
2,500	1.70%, 08/25/2017	2,500
4,375	2.00%, 01/11/2018	4,386
2,500	2.65%, 04/01/2019	2,523
	Bank of Montreal
1,500	2.38%, 01/25/2019	1,516
	Bank of New York Mellon Corp.
1,500	1.97%, 06/20/2017 Δ	1,529
1,750	2.20%, 05/15/2019	1,756
1,500	2.30%, 09/11/2019	1,502
	Bank of Nova Scotia
1,000	1.30%, 07/21/2017	999
1,500	1.38%, 12/18/2017	1,497
	Bank of Tokyo-Mitsubishi UFJ Ltd.
3,250	2.35%, 09/08/2019 ■	3,232
	Barclays Bank plc
2,500	6.05%, 12/04/2017 ■	2,770
	BB&T Corp.
2,000	0.90%, 02/01/2019 Δ	2,017
1,245	1.09%, 06/15/2018 Δ	1,263
815	1.60%, 08/15/2017	818
	BNP Paribas
1,650	2.38%, 09/14/2017	1,682
2,000	2.70%, 08/20/2018	2,043
	BP Capital Markets plc
1,750	0.87%, 09/26/2018 Δ	1,761
2,250	1.85%, 05/05/2017	2,281
	BPCE S.A.
3,500	1.08%, 02/10/2017 Δ	3,531
3,040	2.50%, 12/10/2018 - 07/15/2019	3,049
	Capital One Bank
2,500	2.30%, 06/05/2019	2,486
	Capital One Financial Corp.
1,190	2.45%, 04/24/2019	1,193
	Caterpillar Financial Services Corp.
3,000	2.10%, 06/09/2019	3,009
	CIGNA Corp.
503	2.75%, 11/15/2016	519
	CIT Group, Inc.
2,500	4.25%, 08/15/2017	2,569
1,250	5.00%, 05/15/2017	1,309
	Citigroup, Inc.
157	1.25%, 01/15/2016	158
3,600	1.55%, 08/14/2017	3,591
965	2.50%, 07/29/2019	968
3,000	2.55%, 04/08/2019	3,031
2,000	5.50%, 02/15/2017	2,174
	CNA Financial Corp.
2,000	6.50%, 08/15/2016	2,187
	CNH Capital LLC
1,750	3.88%, 11/01/2015	1,772
	Compass Bank
1,555	2.75%, 09/29/2019	1,566

The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 54.9% - (continued)
	Finance and Insurance - 32.3% - (continued)
	Corporacion Andina De Fomento
$1,500	3.75%, 01/15/2016	$1,552
	Credit Suisse New York
850	1.38%, 05/26/2017	848
2,250	2.30%, 05/28/2019	2,245
	Deutsche Bank AG London
2,000	1.35%, 05/30/2017	1,988
	DNB Bank ASA
2,000	3.20%, 04/03/2017 ■	2,090
	Federal National Mortgage Association
10,000	1.00%, 09/27/2017 ‡	9,993
	Fifth Third Bancorp
4,250	2.38%, 04/25/2019 ‡	4,274
	Ford Motor Credit Co. LLC
2,000	1.72%, 12/06/2017	1,988
3,500	2.38%, 01/16/2018	3,534
	General Electric Capital Corp.
3,000	2.30%, 04/27/2017	3,080
1,250	2.90%, 01/09/2017	1,302
	Goldman Sachs Group, Inc.
4,000	1.33%, 11/15/2018 Δ	4,041
4,000	2.38%, 01/22/2018	4,037
1,000	2.55%, 10/23/2019	994
1,279	3.63%, 02/07/2016	1,320
	Harley-Davidson Financial Services, Inc.
840	2.40%, 09/15/2019 ■	841
	Health Care REIT, Inc.
1,010	2.25%, 03/15/2018	1,022
688	3.63%, 03/15/2016	713
	Host Hotels & Resorts L.P.
1,250	6.00%, 11/01/2020	1,333
	HSBC Bank plc
1,775	0.87%, 05/15/2018 ■Δ	1,790
	HSBC USA, Inc.
3,590	1.63%, 01/16/2018	3,588
	Humana, Inc.
690	2.63%, 10/01/2019	691
	Huntington National Bank
1,785	2.20%, 04/01/2019	1,782
	Hyundai Capital America
2,500	2.13%, 10/02/2017 ■	2,527
	ING Bank N.V.
2,395	2.50%, 10/01/2019 ■	2,409
	Intesa Sanpaolo S.p.A.
1,500	3.13%, 01/15/2016	1,532
2,000	3.88%, 01/15/2019	2,082
	JP Morgan Chase & Co.
3,000	1.35%, 02/15/2017	3,004
1,100	1.63%, 05/15/2018	1,088
3,000	1.80%, 01/25/2018	2,999
1,500	2.00%, 08/15/2017	1,518
	Key Bank NA
1,000	1.65%, 02/01/2018	998
	Lloyds Bank plc
980	2.30%, 11/27/2018	987
820	4.20%, 03/28/2017	874
	Macquarie Group Ltd.
2,500	3.00%, 12/03/2018 ■	2,574
	Manufacturers & Traders Trust Co.
2,500	2.25%, 07/25/2019	2,499
1,045	5.59%, 12/28/2020	1,088
	Marsh & McLennan Cos., Inc.
985	2.35%, 09/10/2019	989
770	2.55%, 10/15/2018	787
	Merrill Lynch & Co., Inc.
2,000	6.05%, 05/16/2016	2,141
	MetLife Global Funding I
1,480	1.50%, 01/10/2018 ■	1,472
	Morgan Stanley
2,000	1.08%, 01/24/2019 Δ	2,014
1,750	5.63%, 09/23/2019	1,982
1,500	5.95%, 12/28/2017	1,686
1,500	6.63%, 04/01/2018	1,718
	Navient Corp.
750	3.88%, 09/10/2015	757
	Nissan Motor Acceptance Corp.
2,500	2.35%, 03/04/2019 ■	2,509
	PNC Bank NA
3,500	2.25%, 07/02/2019	3,506
	Principal Financial Group, Inc.
365	1.85%, 11/15/2017	367
	Principal Life Global Funding II
1,700	1.13%, 02/24/2017 ■	1,697
	Prudential Financial, Inc.
2,000	1.01%, 08/15/2018 Δ	2,018
1,500	2.35%, 08/15/2019	1,499
	QBE Insurance Group Ltd.
390	2.40%, 05/01/2018 ■	390
	Royal Bank of Canada
1,500	1.50%, 01/16/2018	1,496
	Royal Bank of Scotland Group plc
2,000	1.88%, 03/31/2017	2,006
	Santander Holdings USA, Inc.
715	3.00%, 09/24/2015	727
738	4.63%, 04/19/2016	776
	SBA Tower Trust
1,300	2.24%, 04/15/2043 ■	1,289
1,310	2.93%, 12/15/2017 ■	1,328
	Scentre Group
1,870	2.38%, 11/05/2019 ■☼	1,862
	Simon Property Group, Inc.
1,965	1.50%, 02/01/2018 ■	1,953
	Skandinaviska Enskilda Banken AB
1,250	1.75%, 03/19/2018 ■	1,248
1,545	2.38%, 11/20/2018 ■	1,567
	Societe Generale
2,395	2.63%, 10/01/2018	2,434
	Standard Chartered plc
3,000	2.40%, 09/08/2019 ■	2,995
	SunTrust Banks, Inc.
1,750	2.50%, 05/01/2019	1,763
	Svenska Handelsbanken AB
2,000	2.25%, 06/17/2019	2,012
	Swedbank AB
1,800	1.75%, 03/12/2018 ■	1,799
	Synchrony Financial
2,255	3.00%, 08/15/2019	2,280

The accompanying notes are an integral part of these financial statements.

8

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 54.9% - (continued)
	Finance and Insurance - 32.3% - (continued)
	TIAA Asset Management Finance LLC
$861	2.95%, 11/01/2019 ■	$863
	Toronto-Dominion Bank
2,000	1.13%, 05/02/2017	1,997
	Total System Services, Inc.
2,075	2.38%, 06/01/2018	2,067
	Toyota Motor Credit Corp.
900	1.25%, 10/05/2017	899
1,500	2.00%, 10/24/2018	1,514
2,000	2.13%, 07/18/2019	2,002
	TSMC Global Ltd.
3,450	1.63%, 04/03/2018 ■	3,429
	U.S. Bancorp
2,250	1.65%, 05/15/2017	2,276
	UBS AG Stamford CT
3,250	5.88%, 12/20/2017	3,661
	Union Bank NA
2,000	5.95%, 05/11/2016	2,144
	Ventas Realty L.P.
570	1.25%, 04/17/2017	569
1,750	1.55%, 09/26/2016	1,764
3,000	2.00%, 02/15/2018	3,013
	Voya Financial, Inc.
2,250	2.90%, 02/15/2018	2,313
	Wellpoint, Inc.
4,000	2.25%, 08/15/2019	3,961
1,000	2.38%, 02/15/2017	1,025
	Wells Fargo & Co.
1,000	1.15%, 06/02/2017	997
2,035	1.50%, 01/16/2018	2,031
1,000	2.10%, 05/08/2017	1,021
2,000	2.13%, 04/22/2019	2,000
	Western Union Co.
430	2.38%, 12/10/2015	436
	Xstrata Finance Canada Ltd.
1,000	2.85%, 11/10/2014 ■	1,001
		264,668
	Food Manufacturing - 0.7%
	ConAgra Foods, Inc.
345	1.90%, 01/25/2018	343
	Mondelez International, Inc.
3,000	0.76%, 02/01/2019 Δ	3,004
	Tyson Foods, Inc.
1,195	2.65%, 08/15/2019	1,206
	Wrigley Jr., William Co.
720	1.40%, 10/21/2016 ■	724
		5,277
	Furniture and Related Product Manufacturing - 0.0%
	Newell Rubbermaid, Inc.
355	2.05%, 12/01/2017	356

	Health Care and Social Assistance - 2.9%
	AbbVie, Inc.
2,000	1.75%, 11/06/2017	2,006
	Actavis Funding SCS
490	2.45%, 06/15/2019 ■	475
	Aetna, Inc.
2,135	1.50%, 11/15/2017	2,132
	Bayer Finance LLC
1,300	2.38%, 10/08/2019 ■	1,302
	Cardinal Health, Inc.
370	1.70%, 03/15/2018	368
	Catholic Health Initiatives
195	1.60%, 11/01/2017	195
	CVS Caremark Corp.
1,980	1.20%, 12/05/2016	1,983
2,350	2.25%, 08/12/2019	2,340
	Dignity Health
1,810	2.64%, 11/01/2019	1,825
	Express Scripts Holding Co.
2,115	2.25%, 06/15/2019	2,103
2,000	2.65%, 02/15/2017	2,057
	Laboratory Corp. of America Holdings
1,411	2.20%, 08/23/2017	1,432
	Mylan, Inc.
2,500	1.35%, 11/29/2016	2,506
2,000	6.00%, 11/15/2018 ■	2,060
	Perrigo Co., Ltd.
800	1.30%, 11/08/2016	798
		23,582
	Information - 2.5%
	Affiliated Computer Services, Inc.
1,000	5.20%, 06/01/2015	1,025
	America Movil S.A.B. de C.V.
1,200	2.38%, 09/08/2016	1,229
	British Telecommunications plc
1,785	1.25%, 02/14/2017	1,781
1,430	1.63%, 06/28/2016	1,445
	Columbus International, Inc.
400	7.38%, 03/30/2021 ■	424
	Deutsche Telekom International Finance B.V.
3,000	3.13%, 04/11/2016 ■	3,094
	Nara Cable Funding Ltd.
1,250	8.88%, 12/01/2018 ■	1,311
	Oracle Corp.
3,000	2.25%, 10/08/2019	3,006
	Thomson Reuters Corp.
2,500	1.30%, 02/23/2017	2,499
	Verizon Communications, Inc.
2,350	1.35%, 06/09/2017	2,346
2,355	3.65%, 09/14/2018	2,490
	Videotron Ltd.
123	9.13%, 04/15/2018	127
		20,777
	Machinery Manufacturing - 0.3%
	Hutchison Whampoa International Ltd.
2,500	1.63%, 10/31/2017 ■	2,496

	Mining - 1.3%
	Freeport-McMoRan Copper & Gold, Inc.
1,015	2.38%, 03/15/2018	1,021
	Glencore Funding LLC
3,000	1.40%, 05/27/2016 ■Δ	3,017
891	3.13%, 04/29/2019 ■	899
	Rio Tinto Finance USA Ltd.
2,050	2.00%, 03/22/2017	2,079
	Teck Resources Ltd.
1,500	2.50%, 02/01/2018	1,496

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 54.9% - (continued)
	Mining - 1.3% - (continued)
	Vale Overseas Ltd.
$1,720	6.25%, 01/23/2017	$1,884
		10,396
	Miscellaneous Manufacturing - 0.2%
	Textron, Inc.
1,500	4.63%, 09/21/2016	1,595

	Motor Vehicle and Parts Manufacturing - 2.1%
	Chrysler Group LLC
2,690	8.00%, 06/15/2019	2,882
	Daimler Finance NA LLC
2,000	1.88%, 01/11/2018 ■	2,007
2,500	2.25%, 09/03/2019 ■	2,495
	General Motors Financial Co., Inc.
3,500	2.63%, 07/10/2017	3,549
	General Motors, Inc.
2,500	3.50%, 10/02/2018	2,575
	Johnson Controls, Inc.
1,200	1.40%, 11/02/2017	1,194
	TRW Automotive, Inc.
1,980	7.25%, 03/15/2017 ■	2,178
		16,880
	Petroleum and Coal Products Manufacturing - 1.2%
	Enbridge, Inc.
2,250	0.68%, 06/02/2017 Δ	2,251
	Hess Corp.
1,150	1.30%, 06/15/2017	1,143
	Petrobras Global Finance Co.
1,250	2.00%, 05/20/2016	1,246
	Petrobras International Finance Co.
1,100	3.88%, 01/27/2016	1,122
1,000	6.13%, 10/06/2016	1,070
	Schlumberger Norge AS
925	1.25%, 08/01/2017 ■	924
	Total Capital Canada Ltd.
685	1.45%, 01/15/2018	682
	Total Capital International S.A.
1,155	1.55%, 06/28/2017	1,163
	Transocean, Inc.
565	2.50%, 10/15/2017	558
		10,159
	Pipeline Transportation - 0.3%
	Enterprise Products Operating LLC
235	1.25%, 08/13/2015	236
1,195	2.55%, 10/15/2019	1,195
	Kinder Morgan Energy Partners L.P.
790	3.50%, 03/01/2016	814
		2,245
	Plastics and Rubber Products Manufacturing - 0.5%
	Continental Rubber of America Corp.
4,000	4.50%, 09/15/2019 ■	4,184

	Primary Metal Manufacturing - 0.0%
	ArcelorMittal
280	4.25%, 03/01/2016	286

	Real Estate, Rental and Leasing - 2.3%
	Air Lease Corp.
2,705	2.13%, 01/15/2018	2,675
	Enterprise Rent-a-Car Finance Corp.
1,050	1.40%, 04/15/2016 ■	1,057
	ERAC USA Finance Co.
1,870	2.35%, 10/15/2019 ■	1,857
	ERP Operating L.P.
2,580	2.38%, 07/01/2019	2,580
	GATX Corp.
1,145	1.25%, 03/04/2017	1,140
	International Lease Finance Corp.
1,750	6.75%, 09/01/2016 ■	1,855
	Kennedy-Wilson, Inc.
2,000	8.75%, 04/01/2019	2,125
	Ryder System, Inc.
1,075	2.45%, 09/03/2019	1,076
	United Rentals North America, Inc.
2,095	5.75%, 07/15/2018	2,194
	WEA Finance, LLC / Westfiled UK & Europe Finance plc
2,480	2.70%, 09/17/2019 ■	2,496
		19,055
	Retail Trade - 1.0%
	Amazon.com, Inc.
1,385	1.20%, 11/29/2017	1,373
	Building Materials Corp.
1,500	6.88%, 08/15/2018 ■	1,558
	Eaton Corp.
2,000	1.50%, 11/02/2017	1,996
	Kroger (The) Co.
1,750	0.76%, 10/17/2016 Δ	1,753
1,250	7.00%, 05/01/2018	1,442
		8,122
	Toy Manufacturing - 0.2%
	Mattel, Inc.
2,000	2.35%, 05/06/2019	1,987

	Truck Transportation - 0.4%
	Penske Truck Leasing Co.
3,050	2.50%, 03/15/2016 - 06/15/2019 ■	3,061
45	2.88%, 07/17/2018 ■	46
		3,107
	Utilities - 1.0%
	Ameren Illinois Co.
1,000	9.75%, 11/15/2018	1,294
	American Electric Power Co., Inc.
500	1.65%, 12/15/2017	501
	Commonwealth Edison Co.
2,400	6.95%, 07/15/2018	2,792
	Dominion Resources, Inc.
2,500	1.05%, 11/01/2016	2,500
	Duke Energy Corp.
790	1.63%, 08/15/2017	795
		7,882
	Water Transportation - 0.4%
	A.P. Moeller-Maersk A/S
3,450	2.55%, 09/22/2019 ■	3,479

	Wholesale Trade - 0.4%
	Arrow Electronics, Inc.
630	3.00%, 03/01/2018	650

The accompanying notes are an integral part of these financial statements.

10

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 54.9% - (continued)
	Wholesale Trade - 0.4% - (continued)
	SABMiller Holdings, Inc.
$2,500	0.93%, 08/01/2018 ■Δ	$2,519
		3,169
	Total Corporate Bonds
	(Cost $446,612)	$449,944

Municipal Bonds - 0.5%
	General Obligations - 0.3%
	Illinois State GO
$2,200	4.96%, 03/01/2016	$2,306
265	5.88%, 03/01/2019	294
		2,600
	Miscellaneous - 0.0%
	New Jersey State Econ DA Lease Rev
365	2.44%, 02/15/2018 ○	337

	Waste Disposal - 0.2%
	Gloucester County, NJ, Import Auth
1,300	2.50%, 12/01/2029 Δ	1,348

	Total Municipal Bonds
	(Cost $4,221)	$4,285

Senior Floating Rate Interests ♦ - 19.3%
	Accommodation and Food Services - 0.2%
	Four Seasons Holdings, Inc.
$292	3.50%, 06/29/2020	$289
	Hilton Worldwide Holdings, Inc.
1,680	3.50%, 10/26/2020	1,662
		1,951
	Administrative, Support, Waste Management and Remediation Services - 0.6%
	Acosta Holdco, Inc.
1,715	5.00%, 09/26/2021	1,715
	ADS Waste Holdings, Inc.
550	3.75%, 10/09/2019	538
	AECOM Technology Corp.
710	3.75%, 10/15/2021	709
	Filtration Group, Inc.
298	4.50%, 11/20/2020	297
	TransUnion LLC
1,419	4.00%, 04/09/2021	1,401
		4,660
	Agriculture, Forestry, Fishing and Hunting - 0.1%
	U.S. Ecology, Inc.
843	3.75%, 06/17/2021	838

	Air Transportation - 0.6%
	American Airlines, Inc.
1,000	4.25%, 10/10/2021	995
	AMR Corp.
1,602	3.75%, 06/27/2019	1,579
	AWAS Finance Luxembourg S.A.
262	3.50%, 06/10/2016	260
	Delta Air Lines, Inc.
285	3.25%, 10/18/2018	278
	Delta Air Lines, Inc., Term Loan
1,514	3.25%, 04/20/2017	1,502
		4,614
	Apparel Manufacturing - 0.2%
	PVH Corp.
1,410	3.25%, 02/13/2020	1,410

	Arts, Entertainment and Recreation - 1.8%
	Aristocrat Leisure Ltd.
1,360	4.75%, 10/20/2021	1,349
	Cedar Fair L.P.
511	3.25%, 03/06/2020	508
	Formula One Holdings
2,981	4.75%, 07/30/2021	2,956
	MGM Resorts International
1,906	3.50%, 12/20/2019	1,882
	Numericable
820	4.50%, 05/21/2020	821
	Penn National Gaming, Inc.
1,082	3.25%, 10/30/2020	1,063
	Scientific Games International, Inc.
1,035	6.00%, 10/01/2021	1,013
	Seminole (The) Tribe of Florida, Inc.
488	3.00%, 04/29/2020	486
	Station Casinos LLC
897	4.25%, 03/02/2020	886
	Tribune Co.
1,955	4.00%, 12/27/2020	1,937
	Univision Communications, Inc.
2,271	4.00%, 03/01/2020	2,246
		15,147
	Beverage and Tobacco Product Manufacturing - 0.1%
	DE Master Blenders 1753 N.V.
800	3.50%, 07/23/2021	792

	Chemical Manufacturing - 0.6%
	Cytec Industries, Inc.
37	4.50%, 10/03/2019	37
	Exopack LLC
447	5.25%, 05/08/2019	448
	Huntsman International LLC
2,015	3.75%, 08/12/2021	1,987
	Ineos US Finance LLC
1,225	3.75%, 05/04/2018	1,209
	Minerals Technologies, Inc.
699	4.00%, 05/07/2021	696
	Monarch, Inc.
72	4.50%, 10/03/2019	71
	Solenis International L.P.
575	4.25%, 07/31/2021	566
		5,014
	Computer and Electronic Product Manufacturing - 0.9%
	Avago Technologies Ltd.
1,342	3.75%, 05/06/2021	1,337
	Bally Technologies, Inc.
369	4.25%, 11/25/2020	367
	CDW LLC
1,041	3.25%, 04/29/2020	1,017
	Freescale Semiconductor, Inc.
1,843	4.25%, 02/28/2020	1,816
376	5.00%, 01/15/2021	375
	Sensata Technologies B.V.
2,000	3.50%, 10/14/2021 ☼	1,992

The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Senior Floating Rate Interests ♦ - 19.3% - (continued)
	Computer and Electronic Product Manufacturing - 0.9% - (continued)
	Vantiv LLC
$953	3.75%, 06/13/2021	$945
		7,849
	Educational Services - 0.1%
	Bright Horizons Family Solutions, Inc.
506	3.75%, 01/30/2020	499

	Finance and Insurance - 1.1%
	Asurion LLC
2,038	5.00%, 05/24/2019	2,039
	Chrysler Group LLC
622	3.25%, 12/31/2018	615
2,174	3.50%, 05/24/2017	2,161
	EFS Cogen Holdings I LLC
316	3.75%, 12/17/2020	313
	Hub International Ltd.
1,762	4.25%, 10/02/2020	1,738
	RPI Finance Trust
1,533	3.25%, 11/09/2018	1,524
	Santander Asset Management S.A.
1,062	4.25%, 12/17/2020	1,057
		9,447
	Food Manufacturing - 0.7%
	Burger King Co.
960	4.50%, 10/27/2021	959
	Darling International, Inc.
965	3.25%, 01/06/2021	962
	H.J. Heinz Co.
1,363	3.50%, 06/05/2020	1,354
	JBS USA LLC
1,470	3.75%, 09/18/2020	1,444
	U.S. Foodservice, Inc.
805	4.50%, 03/31/2019	802
		5,521
	Food Services - 0.1%
	ARAMARK Corp.
62	3.66%, 07/26/2016	61
	Pinnacle Foods Group LLC
1,188	3.25%, 04/29/2020	1,165
		1,226
	Furniture and Related Product Manufacturing - 0.1%
	AOT Bedding Super Holdings LLC
1,144	4.25%, 10/01/2019	1,132

	Health Care and Social Assistance - 2.0%
	Alere, Inc.
1,702	4.25%, 06/30/2017	1,696
	Alkermes, Inc.
2,947	3.50%, 09/25/2019	2,899
	American Renal Holdings, Inc.
1,236	4.50%, 08/20/2019	1,212
	AmSurg Corp.
1,087	3.75%, 07/16/2021	1,079
	Community Health Systems, Inc.
471	4.25%, 01/27/2021	472
	DaVita HealthCare Partners, Inc.
1,506	3.50%, 06/24/2021	1,493
	Grifols Worldwide Operations USA, Inc.
995	3.15%, 02/27/2021	982
	HCA, Inc.
996	2.90%, 03/31/2017	991
291	2.98%, 05/01/2018	290
	Immucor, Inc.
1,598	5.00%, 08/19/2018	1,594
	IMS Health, Inc.
1,664	3.50%, 03/17/2021	1,642
	Ortho-Clinical Diagnostics, Inc.
868	4.75%, 06/30/2021	858
	Salix Pharmaceuticals Ltd.
780	4.25%, 01/02/2020	779
	Surgery Center Holdings, Inc.
400	5.25%, 07/24/2020 ☼	399
		16,386
	Health Care Providers and Services - 0.1%
	Multiplan, Inc.
572	4.00%, 03/31/2021	563

	Information - 3.0%
	Activision Blizzard, Inc.
1,695	3.25%, 10/12/2020	1,694
	Cabovisao-Televisao Por Cabo S.A.
1,012	5.50%, 07/02/2019	1,017
	Charter Communications Operating LLC
1,408	3.00%, 07/01/2020 - 01/03/2021	1,382
1,220	4.25%, 09/10/2021	1,228
	Crown Castle International Corp.
596	3.00%, 01/31/2021	590
	CSC Holdings, Inc.
126	2.65%, 04/17/2020	123
	Emdeon, Inc.
1,573	3.75%, 11/02/2018	1,557
	First Data Corp.
515	3.65%, 09/24/2018	510
	Gray Television, Inc.
514	3.75%, 06/13/2021	507
	Intelsat Jackson Holdings S.A.
2,128	3.75%, 06/30/2019	2,110
	Kronos, Inc.
1,030	4.50%, 10/30/2019	1,025
	La Quinta Intermediate Holdings
910	4.00%, 04/14/2021	903
	Lawson Software, Inc.
791	3.75%, 06/03/2020	780
	Level 3 Communications, Inc.
1,739	4.00%, 08/01/2019 - 01/15/2020	1,729
	Level 3 Financing, Inc.
1,255	4.50%, 01/31/2022 ☼	1,260
	MISYS plc
1,720	5.00%, 12/12/2018	1,720
	Syniverse Holdings, Inc.
2,051	4.00%, 04/23/2019	2,015
	Telesat Canada
1,604	3.50%, 03/28/2019	1,586
	Virgin Media Finance plc
2,025	3.50%, 06/07/2020	1,995
	Ziggo B.V.
520	2.75%, 01/15/2022 ☼Б	506
305	3.25%, 01/15/2022	297
		24,534

The accompanying notes are an integral part of these financial statements.

12

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Senior Floating Rate Interests ♦ - 19.3% - (continued)
	Media - 0.2%
	Media General, Inc.
$1,315	4.25%, 07/31/2020	$1,304

	Mining - 0.6%
	BWAY Holding Co.
1,372	5.50%, 08/14/2020	1,377
	Fortescue Metals Group Ltd.
3,445	3.75%, 06/30/2019	3,357
		4,734
	Miscellaneous Manufacturing - 0.5%
	DigitalGlobe, Inc.
1,024	3.75%, 01/31/2020	1,018
	Hamilton Sundstrand Corp.
950	4.00%, 12/13/2019	933
	Reynolds Group Holdings, Inc.
899	4.00%, 11/30/2018	893
	TransDigm Group, Inc.
1,321	3.75%, 02/28/2020 - 06/04/2021	1,298
		4,142
	Other Services - 0.6%
	Gardner Denver, Inc.
1,980	4.25%, 07/30/2020	1,951
	Husky Injection Molding Systems Ltd.
254	4.25%, 06/30/2021	249
	Rexnord LLC
2,635	4.00%, 08/21/2020	2,596
		4,796
	Petroleum and Coal Products Manufacturing - 1.1%
	American Energy-Marcellus LLC
820	5.25%, 08/04/2020	797
	Crosby Worldwide Ltd.
2,015	4.00%, 11/23/2020	1,928
	Everest Acquisition LLC
490	3.50%, 05/24/2018	477
	Fieldwood Energy LLC
663	3.88%, 09/28/2018	648
	MEG Energy Corp.
1,719	3.75%, 03/31/2020	1,688
	Pacific Drilling S.A.
281	4.50%, 06/03/2018	269
	Paragon Offshore Finance Co.
1,245	3.75%, 07/16/2021	1,165
	Seadrill Ltd.
1,224	4.00%, 02/21/2021	1,155
	Seventy Seven Energy, Inc.
574	3.75%, 06/25/2021	559
		8,686
	Plastics and Rubber Products Manufacturing - 0.6%
	Berry Plastics Group, Inc.
3,103	3.50%, 02/08/2020	3,035
	Entegris, Inc.
986	3.50%, 04/30/2021	981
	Goodyear (The) Tire & Rubber Co.
1,000	4.75%, 04/30/2019	1,002
		5,018
	Primary Metal Manufacturing - 0.3%
	Novelis, Inc.
2,841	3.75%, 03/10/2017	2,809

	Professional, Scientific and Technical Services - 0.1%
	Advantage Sales & Marketing, Inc.
1,305	4.25%, 07/23/2021	1,293

	Real Estate, Rental and Leasing - 0.2%
	Fly Leasing Ltd.
544	4.50%, 08/09/2019	543
	International Lease Finance Corp.
685	3.50%, 03/06/2021	681
	Realogy Group LLC
167	3.75%, 03/05/2020	166
		1,390
	Retail Trade - 1.6%
	99 Cents Only Stores
431	4.50%, 01/11/2019	427
	Albertson's LLC
2,015	4.50%, 08/25/2021	2,015
	American Builders & Contractors Supply Co., Inc.
233	3.50%, 04/16/2020	227
	Armstrong World Industries, Inc.
1,428	3.50%, 03/15/2020	1,413
	BJ's Wholesale Club, Inc.
1,985	4.50%, 09/26/2019	1,963
	Metaldyne Performance Group, Inc.
985	4.50%, 10/20/2021 ☼	985
	Michaels Stores, Inc.
433	3.75%, 01/28/2020	425
795	4.00%, 01/28/2020	785
	Neiman Marcus (The) Group, Inc.
2,193	4.25%, 10/25/2020	2,163
	Quikrete (The) Companies, Inc.
1,009	4.00%, 09/28/2020	998
	Rite Aid Corp.
1,083	3.50%, 02/21/2020	1,070
	Southwire Co.
806	3.25%, 02/10/2021	783
		13,254
	Truck Transportation - 0.1%
	Swift Transportation Co., Inc.
572	3.75%, 06/09/2021	566

	Utilities - 0.9%
	Calpine Corp.
1,201	4.00%, 10/09/2019	1,189
	Energy Transfer Equity L.P.
2,007	3.25%, 12/02/2019	1,965
	NRG Energy, Inc.
2,349	2.75%, 07/01/2018	2,306
	Sandy Creek Energy Associates L.P.
1,436	5.00%, 11/09/2020	1,428
	Star West Generation LLC
415	4.25%, 03/13/2020	410
		7,298
	Wholesale Trade - 0.2%
	Gates Global LLC
1,520	4.25%, 07/05/2021	1,501

	Total Senior Floating Rate Interests
	(Cost $159,531)	$158,374

The accompanying notes are an integral part of these financial statements.

13

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
U.S. Government Agencies - 5.1%
	FHLMC - 1.2%
$5,750	0.88%, 10/14/2016	$5,786
12,498	1.82%, 07/25/2021 ►	1,136
14,030	2.15%, 08/25/2018 ►	904
2,292	3.50%, 04/01/2027	2,428
		10,254
	FNMA - 3.7%
14,000	3.00%, 11/15/2029 ☼,Ð	14,519
14,665	3.50%, 12/01/2026 - 11/15/2029 ☼,Ð	15,511
		30,030
	GNMA - 0.2%
636	5.00%, 08/20/2039	687
501	6.50%, 05/16/2031	562
		1,249
	Total U.S. Government Agencies
	(Cost $40,942)	$41,533

	Total Long-Term Investments
	(Cost $827,964)	$828,409

Short-Term Investments - 0.8%
Repurchase Agreements - 0.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $19, collateralized by U.S. Treasury Note 1.50%, 2019, value of $19)
$19	0.08%, 10/31/2014	$19
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $314, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $320)
314	0.09%, 10/31/2014	314
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $84, collateralized by U.S. Treasury
Bond 2.88% - 5.25%, 2029 - 2043, U.S.
Treasury Note 0.38% - 4.50%, 2015 - 2022,
	value of $86)
84	0.08%, 10/31/2014	84
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $286, collateralized by FHLMC
2.00% - 5.50%, 2022 - 2034, FNMA 2.00% -
4.50%, 2024 - 2039, GNMA 3.00%, 2043,
U.S. Treasury Note 4.63%, 2017, value of
	$292)
286	0.10%, 10/31/2014	286
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,078, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$1,099)
1,078	0.08%, 10/31/2014	1,078

Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $1,239,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $1,264)
1,239	0.09%, 10/31/2014		1,239
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $72, collateralized by U.S. Treasury Note 0.88%, 2017, value of $73)
72	0.13%, 10/31/2014		72
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $105, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$107)
105	0.07%, 10/31/2014		105
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,109, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury
Bond 3.75% - 11.25%, 2015 - 2043, U.S.
Treasury Note 1.38% - 4.25%, 2015 - 2022,
	value of $1,131)
1,109	0.08%, 10/31/2014		1,109
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,149, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note
	1.75% - 2.88%, 2018 - 2019, value of $2,192)
2,149	0.10%, 10/31/2014		2,149
			6,455
	Total Short-Term Investments
	(Cost $6,455)		$6,455

	Total Investments
	(Cost $834,419) ▲	101.9%	$834,864
	Other Assets and Liabilities	(1.9)%	(15,479)
	Total Net Assets	100.0%	$819,385

The accompanying notes are an integral part of these financial statements.

14

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $834,419 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,425
Unrealized Depreciation	(4,980)
Net Unrealized Appreciation	$445

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value and percentage of net assets of these securities rounds to zero.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2014.

Б	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2014, the aggregate value of the unfunded commitment was $339, which rounds to zero percent of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $179,487, which represents 21.9% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $27,284 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Ð	Represents or includes a TBA transaction.

Cash pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
Futures contracts	$873	$–
Total	$873	$–

The accompanying notes are an integral part of these financial statements.

15

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 2-Year Note Future	574	12/31/2014	$125,647	$126,029	$382	$–	$–	$(36)

Short position contracts:
U.S. Treasury 10-Year Note Future	82	12/19/2014	$10,297	$10,362	$–	$(65)	$22	$–
U.S. Treasury 5-Year Note Future	978	12/31/2014	116,083	116,802	–	(719)	160	–
U.S. Treasury Long Bond Future	14	12/19/2014	1,947	1,975	–	(28)	7	–
Total					$–	$(812)	$189	$–
Total futures contracts					$382	$(812)	$189	$(36)

* The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
DA	Development Authority
GO	General Obligation
Rev	Revenue

Other Abbreviations:
CLO	Collateralized Loan Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

16

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$174,273	$–	$159,557	$14,716
Corporate Bonds	449,944	–	449,944	–
Municipal Bonds	4,285	–	4,285	–
Senior Floating Rate Interests	158,374	–	158,374	–
U.S. Government Agencies	41,533	–	41,533	–
Short-Term Investments	6,455	–	6,455	–
Total	$834,864	$–	$820,148	$14,716
Futures *	$382	$382	$–	$–
Total	$382	$382	$–	$–
Liabilities:
Futures *	$812	$812	$–	$–
Total	$812	$812	$–	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$18,258	$4	$(234	)†	$(43)	$8,453	$(4,595)	$—	$(7,127)	$14,716
Corporate Bonds	1,025	—	—		—	—	—	—	(1,025)	—
Total	$19,283	$4	$(234)		$(43)	$8,453	$(4,595)	$—	$(8,152)	$14,716

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(148).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Short Duration Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $834,419)	$834,864
Cash	873	*
Receivables:
Investment securities sold	2,081
Fund shares sold	9,289
Interest	3,803
Variation margin on financial derivative instruments	189
Other assets	150
Total assets	851,249
Liabilities:
Bank overdraft	804
Payables:
Investment securities purchased	27,284
Fund shares redeemed	3,263
Investment management fees	68
Dividends	235
Administrative fees	—
Distribution fees	50
Variation margin on financial derivative instruments	36
Accrued expenses	124
Total liabilities	31,864
Net assets	$819,385
Summary of Net Assets:
Capital stock and paid-in-capital	$816,739
Undistributed net investment income	186
Accumulated net realized gain	2,445
Unrealized appreciation of investments	15
Net assets	$819,385

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.91/$10.11
Shares outstanding	47,370
Net assets	$469,415
Class B: Net asset value per share	$9.96
Shares outstanding	654
Net assets	$6,510
Class C: Net asset value per share	$9.91
Shares outstanding	12,936
Net assets	$128,158
Class I: Net asset value per share	$9.93
Shares outstanding	20,970
Net assets	$208,183
Class R3: Net asset value per share	$9.88
Shares outstanding	89
Net assets	$879
Class R4: Net asset value per share	$9.89
Shares outstanding	101
Net assets	$997
Class R5: Net asset value per share	$9.89
Shares outstanding	11
Net assets	$109
Class Y: Net asset value per share	$9.88
Shares outstanding	519
Net assets	$5,134

* Cash of $873 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Short Duration Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Interest	$17,385
Total investment income	17,385

Expenses:
Investment management fees	3,205
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	756
Class B	21
Class C	131
Class I	73
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	1,142
Class B	20
Class C	1,281
Class R3	4
Class R4	2
Custodian fees	11
Accounting services fees	148
Registration and filing fees	182
Board of Directors' fees	20
Audit fees	16
Other expenses	102
Total expenses (before waivers and fees paid indirectly)	7,116
Expense waivers	(307)
Custodian fee offset	—
Total waivers and fees paid indirectly	(307)
Total expenses, net	6,809
Net Investment Income	10,576
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	3,450
Net realized loss on futures contracts	(1,703)
Net realized gain on foreign currency contracts	1
Net realized loss on other foreign currency transactions	(1)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	1,747
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(5,004)
Net unrealized appreciation of futures contracts	396
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(4,608)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,861)
Net Increase in Net Assets Resulting from Operations	$7,715

The accompanying notes are an integral part of these financial statements.

19

The Hartford Short Duration Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$10,576	$8,973
Net realized gain on investments, other financial instruments and foreign currency transactions	1,747	3,938
Net unrealized depreciation of investments and other financial instruments	(4,608)	(6,075)
Net Increase in Net Assets Resulting from Operations	7,715	6,836
Distributions to Shareholders:
From net investment income
Class A	(6,942)	(5,207)
Class B	(123)	(127)
Class C	(994)	(1,310)
Class I	(2,477)	(2,333)
Class R3	(9)	(4)
Class R4	(15)	(15)
Class R5	(2)	(2)
Class Y	(94)	(118)
Total from net investment income	(10,656)	(9,116)
From net realized gain on investments
Class A	(1,823)	(517)
Class B	(37)	(15)
Class C	(534)	(252)
Class I	(433)	(228)
Class R3	(3)	(1)
Class R4	(4)	(1)
Class R5	—	—
Class Y	(12)	(9)
Total from net realized gain on investments	(2,846)	(1,023)
Total distributions	(13,502)	(10,139)
Capital Share Transactions:
Class A	21,445	172,859
Class B	(3,023)	1,665
Class C	(4,514)	(1,942)
Class I	103,717	(10,845)
Class R3	358	270
Class R4	76	153
Class R5	(2)	7
Class Y	2,165	(1,903)
Net increase from capital share transactions	120,222	160,264
Net Increase in Net Assets	114,435	156,961
Net Assets:
Beginning of period	704,950	547,989
End of period	$819,385	$704,950
Undistributed (distributions in excess of) net investment income	$186	$117

The accompanying notes are an integral part of these financial statements.

20

The Hartford Short Duration Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Short Duration Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 2.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and

21

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but

22

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

23

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the

24

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open TBA commitments as of October 31, 2014, which may be a part of dollar roll transactions.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a

25

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of October 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts

26

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$189	$—	$—	$—	$—	$—	$189
Total	$189	$—	$—	$—	$—	$—	$189

Liabilities:
Variation margin payable *	$36	$—	$—	$—	$—	$—	$36
Total	$36	$—	$—	$—	$—	$—	$36

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $(430) as reported in the Schedule of Investments.

The ratio of futures market value to net assets at October 31, 2014 was 23.77%, compared to the twelve-month average ratio of 14.54% during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$(1,703)	$—	$—	$—	$—	$—	$(1,703)
Net realized gain on foreign currency contracts	—	1	—	—	—	—	1
Total	$(1,703)	$1	$—	$—	$—	$—	$(1,702)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$396	$—	$—	$—	$—	$—	$396
Total	$396	$—	$—	$—	$—	$—	$396

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

27

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - variation margin receivable	$189	$(36)	$—	$—	$153
Total subject to a master netting or similar arrangement	$189	$(36)	$—	$—	$153

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Futures contracts - variation margin payable	$36	$(36)	$—	$(873)	$—
Total subject to a master netting or similar arrangement	$36	$(36)	$—	$(873)	$—

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities

28

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$10,686	$9,147
Long-Term Capital Gains ‡	2,643	1,023

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,113
Undistributed Long-Term Capital Gain	1,331
Unrealized Appreciation*	445
Total Accumulated Earnings	$2,889

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net

29

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$149
Accumulated Net Realized Gain (Loss)	(149)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.450%
On next $500 million	0.400%
On next $1.5 billion	0.395%
On next $2.5 billion	0.390%
On next $5 billion	0.380%
Over $10 billion	0.370%

30

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.15%	0.85%	0.55%	0.55%

* The reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2011, in order to comply with applicable FINRA rules, caused the limit on net operating expenses attributable to Class B shares to be, effectively, 0.85%.

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	0.85%
Class B	0.85
Class C	1.60
Class I	0.55
Class R3	1.15
Class R4	0.85
Class R5	0.55
Class Y	0.50

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $523 and contingent deferred sales charges of $82 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for

31

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective January 1, 2011, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with applicable FINRA rules, although it is possible that such fees may be charged in the future. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class		Percentage of Fund
Class R5	100	%*	—	%†

*	Percentage rounds to 100%.
†	Percentage rounds to zero.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$780,628	$—	$780,628
Sales Proceeds	662,929	—	662,929

32

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	22,353	822	(21,019)	2,156	33,854	536	(17,025)	17,365
Amount	$222,484	$8,166	$(209,205)	$21,445	$337,611	$5,356	$(170,108)	$172,859
Class B
Shares	177	15	(495)	(303)	579	12	(426)	165
Amount	$1,773	$152	$(4,948)	$(3,023)	$5,773	$127	$(4,235)	$1,665
Class C
Shares	7,164	142	(7,758)	(452)	9,368	142	(9,704)	(194)
Amount	$71,245	$1,417	$(77,176)	$(4,514)	$93,508	$1,419	$(96,869)	$(1,942)
Class I
Shares	20,451	188	(10,249)	10,390	12,262	208	(13,553)	(1,083)
Amount	$204,004	$1,864	$(102,151)	$103,717	$122,913	$2,088	$(135,846)	$(10,845)
Class R3
Shares	49	1	(14)	36	32	—	(5)	27
Amount	$484	$10	$(136)	$358	$320	$5	$(55)	$270
Class R4
Shares	37	2	(31)	8	64	1	(50)	15
Amount	$371	$16	$(311)	$76	$642	$14	$(503)	$153
Class R5
Shares	—	—	—	—	—	—	—	—
Amount	$—	$2	$(4)	$(2)	$5	$2	$—	$7
Class Y
Shares	679	11	(472)	218	558	13	(765)	(194)
Amount	$6,748	$106	$(4,689)	$2,165	$5,563	$127	$(7,593)	$(1,903)
Total
Shares	50,910	1,181	(40,038)	12,053	56,717	912	(41,528)	16,101
Amount	$507,109	$11,733	$(398,620)	$120,222	$566,335	$9,138	$(415,209)	$160,264

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	86	$852
For the Year Ended October 31, 2013	31	$312

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the

33

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

34

The Hartford Short Duration Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$(0.19)	$9.91	1.23%		$469,415	0.91%		0.85%		1.50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	(0.19)	9.96	1.33		6,510	1.01		0.85		1.51
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	(0.12)	9.91	0.48		128,158	1.60		1.60		0.76
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	(0.22)	9.93	1.52		208,183	0.55		0.55		1.79
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	(0.16)	9.88	0.84		879	1.23		1.15		1.20
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	(0.19)	9.89	1.14		997	0.92		0.85		1.50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	(0.22)	9.89	1.54		109	0.61		0.55		1.80
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	(0.23)	9.88	1.49		5,134	0.50		0.50		1.83

For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$(0.19)	$9.98	1.20%		$451,357	0.88%		0.85%		1.66%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	(0.19)	10.02	1.60		9,589	0.99		0.85		1.67
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	(0.11)	9.98	0.44		133,623	1.60		1.60		0.93
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	(0.22)	10.00	1.48		105,812	0.57		0.57		1.96
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	(0.16)	9.96	0.90		527	1.23		1.15		1.35
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	(0.19)	9.97	1.20		928	0.92		0.85		1.69
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	(0.22)	9.96	1.51		112	0.61		0.55		1.98
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	(0.22)	9.96	1.55		3,002	0.51		0.51		2.03

For the Year Ended October 31, 2012
A	$9.83	$0.20	$0.23	$0.43	$(0.21)	$–	$(0.21)	$10.05	4.37%		$279,952	0.86%		0.85%		2.03%
B	9.82	0.20	0.24	0.44	(0.21)	–	(0.21)	10.05	4.48		7,959	0.97		0.85		2.04
C	9.83	0.13	0.22	0.35	(0.13)	–	(0.13)	10.05	3.60		136,515	1.60		1.60		1.28
I	9.84	0.23	0.23	0.46	(0.23)	–	(0.23)	10.07	4.75		117,449	0.58		0.58		2.30
R3	9.81	0.17	0.23	0.40	(0.18)	–	(0.18)	10.03	4.07		258	1.23		1.15		1.72
R4	9.81	0.20	0.24	0.44	(0.21)	–	(0.21)	10.04	4.48		783	0.93		0.85		2.02
R5	9.81	0.23	0.23	0.46	(0.24)	–	(0.24)	10.03	4.69		106	0.62		0.55		2.33
Y	9.80	0.23	0.24	0.47	(0.24)	–	(0.24)	10.03	4.84		4,967	0.50		0.50		2.34

For the Year Ended October 31, 2011 (D)
A	$9.87	$0.21	$(0.04)	$0.17	$(0.21)	$–	$(0.21)	$9.83	1.77%		$279,232	0.86%		0.85%		2.13%
B	9.87	0.20	(0.05)	0.15	(0.20)	–	(0.20)	9.82	1.54		9,558	1.09		0.98		2.01
C	9.87	0.14	(0.04)	0.10	(0.14)	–	(0.14)	9.83	1.02		140,933	1.59		1.59		1.39
I	9.89	0.24	(0.05)	0.19	(0.24)	–	(0.24)	9.84	1.97		88,321	0.56		0.56		2.41
R3(E)	9.73	0.01	0.08	0.09	(0.01)	–	(0.01)	9.81	0.96	(F)	101	1.27	(G)	1.15	(G)	1.70	(G)
R4(E)	9.73	0.02	0.08	0.10	(0.02)	–	(0.02)	9.81	0.98	(F)	101	0.97	(G)	0.85	(G)	1.99	(G)
R5(E)	9.73	0.02	0.08	0.10	(0.02)	–	(0.02)	9.81	1.01	(F)	101	0.67	(G)	0.55	(G)	2.28	(G)
Y	9.85	0.24	(0.04)	0.20	(0.25)	–	(0.25)	9.80	2.02		230,175	0.51		0.51		2.48

See Portfolio Turnover information on the next page.

35

The Hartford Short Duration Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010 (D)
A	$9.62	$0.25	$0.26	$0.51	$(0.26)	$–	$(0.26)	$9.87	5.33%		$208,313	0.87%		0.87%		2.55%
B	9.62	0.18	0.25	0.43	(0.18)	–	(0.18)	9.87	4.51		10,799	1.73		1.65		1.80
C	9.62	0.18	0.26	0.44	(0.19)	–	(0.19)	9.87	4.56		105,060	1.60		1.60		1.79
I(H)	9.74	0.18	0.15	0.33	(0.18)	–	(0.18)	9.89	3.42	(F)	26,765	0.58	(G)	0.58	(G)	2.49	(G)
Y	9.60	0.29	0.25	0.54	(0.29)	–	(0.29)	9.85	5.71		139,394	0.52		0.52		2.90

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on September 30, 2011.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 26, 2010.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	50%
For the Year Ended October 31, 2013	51
For the Year Ended October 31, 2012	61
For the Year Ended October 31, 2011	55
For the Year Ended October 31, 2010	66

36

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Short Duration Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Short Duration Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

37

The Hartford Short Duration Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

38

The Hartford Short Duration Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

39

The Hartford Short Duration Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40

The Hartford Short Duration Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

41

The Hartford Short Duration Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,002.30	$4.29	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$1,003.30	$4.29	$1,000.00	$1,020.92	$4.33	0.85	184	365
Class C	$1,000.00	$999.60	$8.06	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class I	$1,000.00	$1,003.80	$2.75	$1,000.00	$1,022.46	$2.78	0.55	184	365
Class R3	$1,000.00	$1,000.90	$5.80	$1,000.00	$1,019.41	$5.85	1.15	184	365
Class R4	$1,000.00	$1,002.40	$4.29	$1,000.00	$1,020.92	$4.33	0.85	184	365
Class R5	$1,000.00	$1,004.90	$2.78	$1,000.00	$1,022.43	$2.80	0.55	184	365
Class Y	$1,000.00	$1,004.10	$2.52	$1,000.00	$1,022.69	$2.55	0.50	184	365

42

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Short Duration Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

43

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

44

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class as well as a permanent expense cap on certain share classes. These arrangements resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

45

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

46

The Hartford Short Duration Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

47

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-SD14 12/14 113997-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD SMALL COMPANY FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Small Company Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Small Company A#	13.49%	17.97%	10.02%
Small Company A##	7.25%	16.64%	9.39%
Small Company B#	12.61%	17.06%	9.42%*
Small Company B##	7.71%	16.85%	9.42%*
Small Company C#	12.70%	17.13%	9.21%
Small Company C##	11.72%	17.13%	9.21%
Small Company I#	13.78%	18.27%	10.25%
Small Company R3#	13.27%	17.76%	9.94%
Small Company R4#	13.62%	18.12%	10.22%
Small Company R5#	13.95%	18.46%	10.47%
Small Company Y#	14.08%	18.59%	10.57%
Russell 2000 Growth Index	8.26%	18.61%	9.42%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of July 21, 2010, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small Company Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.39%	1.39%
Small Company Class B	2.15%	2.35%
Small Company Class C	2.09%	2.09%
Small Company Class I	1.14%	1.14%
Small Company Class R3	1.55%	1.56%
Small Company Class R4	1.25%	1.26%
Small Company Class R5	0.95%	0.99%
Small Company Class Y	0.86%	0.86%

*	As shown in the Fund's prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014. Net expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014 and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated November 7, 2014, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this annual report is as of October 31, 2014 and does not reflect any changes made to the total annual fund operating expense table in the November 7, 2014 prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Steven C. Angeli, CFA	Stephen Mortimer	Mario E. Abularach, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Research Analyst

Mammen Chally, CFA	Jamie A. Rome, CFA
Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Small Company Fund returned 13.49%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 8.26% for the same period. The Fund also outperformed the 5.67% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites in February. The rally continued in May amid renewed signs of life in the housing market and the best payroll gain in more than two years. However, a pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August as investors were emboldened by encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. In September, U.S. equities retreated for just the third month this year. Despite solid manufacturing and consumer confidence readings, the reality of quantitative easing ending, and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks finished a volatile October at an all-time high on the heels of a positive earnings season and generally solid economic data.

Small cap stocks (+8%) underperformed both mid cap stocks (+12%) and large cap stocks (+17%) during the period, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices respectively. Small cap Growth (+8%) stocks performed in line with Small cap Value (+8%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Seven out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Healthcare (+22%), Consumer Staples (+14%), and Information Technology (+9%) sectors performed best, while Energy (-13%), Consumer Discretionary (-2%), and Utilities (0%) lagged the broader index.

During the period, security selection was the primary driver of the Fund’s benchmark-relative outperformance. Selection was favorable in all ten sectors and strongest in the Consumer Discretionary, Industrials, and Healthcare sectors. Sector allocation, which is the result of bottom-up stock selection, had a neutral impact on relative returns; an underweight to Energy contributed to relative results but was offset by an underweight to Healthcare, which had a negative impact on relative results.

3

The Hartford Small Company Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Top contributors to relative and absolute performance during the period included Mobileye NV (Information Technology), Athlon Energy (Energy), and WhiteWave Foods (Consumer Discretionary). Shares of Mobileye NV, a designer and developer of software and related technologies for camera-based advanced driver assistance systems, rose during the period following the IPO. Shares of Athlon Energy, a U.S.-based independent exploration and production company, rose during the period due to solid results and favorable investor response to drilling activity. Shares of WhiteWave Foods, a producer of branded plant-based foods and beverages throughout North America and Europe, climbed after the company announced strong quarterly results based on a 36% increase in net sales; as a result of strong, positive stock price movement, the Fund had exited the position by the end of the period.

Stocks that detracted most from relative returns during the period included Intermune (Healthcare), Puma Biotechnology (Healthcare), and Bloomin’ Brands (Consumer Discretionary). Shares of Intermune, a U.S.-based biotechnology company, rose during the period after the company was acquired by rival Roche. Not owning the strong-performing benchmark constituent detracted from results. Shares of Puma Biotechnology rose sharply during the period after the company announced positive top line results from its experimental drug that can block the return of breast cancer in women with a type of early-stage disease. The Fund’s relative underweight position in this strong performing name detracted from returns. Shares of casual dining company Bloomin’ Brands fell during the period after the company lowered earnings guidance. Rosetta Resources (Energy) and Academy CoInvest (Consumer Discretionary) also detracted from absolute returns during the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the global cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We believe the U.S. economy is on track for a self-sustaining expansion. After three years of fiscal consolidation, it appears that this policy drag is starting to fade, which we believe should support growth. Meanwhile, investment spending appears to be picking up. We believe that wage trends and inflation have been quite muted in the U.S., yet below the surface it appears that U.S. firms are having a tougher time finding qualified labor, suggesting that wages may rise in 2015 with an improving labor market.

We view a balanced portfolio as a means to hedge against risk associated with unpredictable events and economic outcomes. As a residual of our bottom-up, stock-by-stock investment decisions, the Fund ended the period overweight in the Industrials and Information Technology sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Consumer Staples, Healthcare, and Materials.

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.7%
Consumer Staples	1.2
Energy	2.6
Financials	9.6
Health Care	20.0
Industrials	22.3
Information Technology	24.8
Materials	1.7
Services	0.2
Utilities	0.1
Total	98.2%
Short-Term Investments	1.3
Other Assets and Liabilities	0.5
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Small Company Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.3%
	Automobiles and Components - 1.5%
27	Dana Holding Corp.	$557
155	Gentherm, Inc. ●	6,449
8	Standard Motor Products, Inc.	308
123	Tenneco Automotive, Inc. ●	6,451
1	Tesla Motors, Inc. ●	136
		13,901
	Banks - 1.6%
6	Bank of Marin Bancorp	285
22	Blue Hills Bancorp, Inc. ●	291
23	Clifton Bancorp, Inc.	297
49	EverBank Financial Corp.	933
28	First Merchants Corp.	624
29	Flushing Financial Corp.	584
12	Great Western Bancorp, Inc. ●	237
17	Heritage Financial Corp.	306
13	Home Loan Servicing Solutions Ltd.	248
50	MGIC Investment Corp. ●	447
218	PacWest Bancorp	9,305
13	Trico Bancshares	337
17	Wintrust Financial Corp.	810
4	WSFS Financial Corp.	303
		15,007
	Capital Goods - 14.9%
10	A.O. Smith Corp.	528
22	AAON, Inc.	433
91	Acuity Brands, Inc.	12,753
344	AECOM Technology Corp. ●	11,185
330	Altra Industrial Motion Corp.	10,387
201	Applied Industrial Technologies, Inc.	9,788
129	Astronics Corp. ●	6,679
2	Astronics Corp. Class B	120
13	AZZ, Inc.	587
15	CAI International, Inc. ●	308
2	Carlisle Cos., Inc.	176
11	Chart Industries, Inc. ●	511
2	Crane Co.	151
327	DigitalGlobe, Inc. ●	9,345
6	EMCOR Group, Inc.	268
5	Esterline Technologies Corp. ●	528
192	Generac Holdings, Inc. ●	8,724
7	H & E Equipment Services, Inc.	261
452	HD Supply Holdings, Inc. ●	13,050
10	Heico Corp.	556
13	Insteel Industries, Inc.	299
8	Lennox International, Inc.	741
16	Luxfer Holdings plc	249
10	Lydall, Inc. ●	304
52	Masonite International Corp. ●	2,832
93	Moog, Inc. Class A ●	7,091
340	Orbital Sciences Corp. ●	8,933
7	Polypore International, Inc. ●	297
8	Sun Hydraulics Corp.	306
99	Teledyne Technologies, Inc. ●	10,307
8	Textainer Group Holdings Ltd.	279
23	Titan International, Inc.	242
9	Toro Co.	581
180	Watts Water Technologies, Inc.	10,913
107	WESCO International, Inc. ●	8,810
		138,522
	Commercial and Professional Services - 3.2%
121	Clean Harbors, Inc. ●	5,997
16	Deluxe Corp.	949
9	Exponent, Inc.	749
9	Gategroup Holding AG	195
18	GP Strategies Corp. ●	609
19	On Assignment, Inc. ●	543
190	Trinet Group, Inc. ●	5,697
329	TrueBlue, Inc. ●	8,126
117	Wageworks, Inc. ●	6,695
		29,560
	Consumer Durables and Apparel - 3.8%
15	Arctic Cat, Inc.	489
9	iRobot Corp. ●	315
153	Kate Spade & Co. ●	4,147
15	LGI Homes, Inc. ●	293
13	M/I Schottenstein Homes, Inc. ●	290
25	New Home (The) Co., Inc. ●	376
2,101	Samsonite International S.A.	6,981
148	Skechers USA, Inc. Class A ●	8,077
691	Standard-Pacific Corp. ●	5,111
23	Steven Madden Ltd. ●	728
18	Taylor Morrison Home Corp. ●	308
245	Vince Holding Corp. ●	8,575
		35,690
	Consumer Services - 4.4%
309	Bloomin' Brands, Inc. ●	5,844
11	Brinker International, Inc.	605
39	Buffalo Wild Wings, Inc. ●	5,893
14	Dave & Buster's Entertainment, Inc. ●	268
34	Del Frisco's Restaurant Group, Inc. ●	784
423	Diamond Resorts International, Inc. ●	10,983
38	Ignite Restaurant Group, Inc. ●	261
11	Marriott Vacations Worldwide Corp.	783
5	Multimedia Games Holding Co., Inc. ●	188
59	Panera Bread Co. Class A ●	9,466
88	Red Robin Gourmet Burgers, Inc. ●	4,851
14	Sotheby's Holdings	546
		40,472
	Diversified Financials - 4.4%
9	Alaris Royalty Corp.	276
9	Evercore Partners, Inc.	492
119	Financial Engines, Inc.	4,763
292	HFF, Inc.	9,198
9	Marcus & Millichap, Inc. ●	268
375	Platform Specialty Products Corp. ●	9,761
83	Platform Specialty Products Corp. PIPE ⌂●†	2,008
5	Portfolio Recovery Associates, Inc. ●	285
20	Regional Management Corp. ●	233
36	Virtus Investment Partners, Inc.	6,537
339	Wisdomtree Investment, Inc. ●	5,007
219	WL Ross Holding Corp. ●	2,347
		41,175
	Energy - 2.6%
156	BPZ Resources, Inc. ●	194
10	C&J Energy Services, Inc. ●	187
111	Diamondback Energy, Inc. ●	7,602
14	Forum Energy Technologies, Inc. ●	380
20	Jones Energy, Inc. ●	250
102	Karoon Gas Australia Ltd. ●	266
9	Parsley Energy, Inc. ●	158

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.3% - (continued)
	Energy - 2.6% - (continued)
12	PBF Energy, Inc.	$324
133	Rice Energy, Inc. ●	3,504
12	Rosetta Resources, Inc. ●	463
407	RSP Permian, Inc. ●	9,964
47	Superior Drilling Products I ●	259
22	Synergy Resources Corp. ●	273
		23,824
	Food and Staples Retailing - 0.3%
14	Casey's General Stores, Inc.	1,127
9	Diplomat Pharmacy, Inc. ●	198
25	Natural Grocers by Vitamin Cottage, Inc. ●	451
7	PriceSmart, Inc.	584
		2,360
	Food, Beverage and Tobacco - 0.2%
15	Darling Ingredients, Inc. ●	259
79	Sunopta, Inc. ●	1,121
11	TreeHouse Foods, Inc. ●	926
		2,306
	Health Care Equipment and Services - 9.3%
168	Acadia Healthcare Co., Inc. ●	10,438
2	Atrion Corp.	541
16	CareTrust REIT, Inc. ●	243
14	Corvel Corp. ●	484
10	Cyberonics, Inc. ●	508
258	Dexcom, Inc. ●	11,579
8	Ensign Group, Inc.	312
261	Envision Healthcare Holdings ●	9,108
235	Examworks Group, Inc. ●	9,124
50	Globus Medical, Inc. ●	1,106
6	Greatbatch, Inc. ●	285
25	HealthSouth Corp.	1,021
113	Heartware International, Inc. ●	8,719
9	ICU Medical, Inc. ●	622
250	Insulet Corp. ●	10,788
4	MEDNAX, Inc. ●	271
9	Natus Medical, Inc. ●	313
19	Omnicell, Inc. ●	598
110	Team Health Holdings ●	6,875
19	U.S. Physical Therapy, Inc.	826
31	Vascular Solutions, Inc. ●	908
391	Veeva Systems, Inc. ●	11,648
9	Wellcare Health Plans, Inc. ●	596
		86,913
	Household and Personal Products - 0.7%
22	Prestige Brands Holdings, Inc. ●	793
68	Spectrum Brands Holdings, Inc.	6,125
		6,918
	Insurance - 0.7%
17	Amerisafe, Inc.	693
227	Assured Guaranty Ltd.	5,248
5	Phoenix Cos., Inc. ●	276
		6,217
	Materials - 1.7%
14	Advanced Emissions Solutions, Inc. ●	291
10	Cabot Corp.	487
79	Graphic Packaging Holding Co. ●	961
3	Haynes International, Inc.	157
651	Headwaters, Inc. ●	8,271
102	KapStone Paper & Packaging Corp. ●	3,127
18	Myers Industries, Inc.	275
32	New Gold, Inc. ●	113
55	Omnova Solutions, Inc. ●	388
32	Orion Engineered Carbons S. A. ●	480
9	Philbro Animal Health Corp.-A	244
24	PolyOne Corp.	881
12	Silgan Holdings, Inc.	571
		16,246
	Media - 2.0%
13	DreamWorks Animation SKG, Inc. ●	292
366	Imax Corp. ●	10,780
95	Shutterstock, Inc. ●	7,354
97	Speed Commerce, Inc. ●	288
		18,714
	Pharmaceuticals, Biotechnology and Life Sciences - 10.7%
13	Acorda Therapeutics, Inc. ●	457
123	Aerie Pharmaceuticals, Inc. ●	3,101
12	Agios Pharmaceuticals, Inc. ●	977
14	Albany Molecular Research, Inc. ●	330
16	Alkermes plc ●	825
76	Alnylam Pharmaceuticals, Inc. ●	7,074
239	Anacor Pharmaceuticals, Inc. ●	7,041
75	Arena Pharmaceuticals, Inc. ●	325
384	BioCryst Pharmaceuticals, Inc. ●	4,498
31	Bruker Corp. ●	644
34	Cara Therapeutics, Inc. ●	305
137	Cepheid, Inc. ●	7,236
87	Covance, Inc. ●	6,975
100	Cubist Pharmaceuticals, Inc. ●	7,242
25	Durata Therapeutics, Inc. ●	602
139	Exelixis, Inc. ●	236
19	Five Prime Therapeutics, Inc. ●	249
18	Glycomimetics, Inc. ●	128
109	Hyperion Therapeutics, Inc. ●	2,659
21	Immunogen, Inc. ●	198
120	Intersect ENT, Inc. ●	2,284
284	Ironwood Pharmaceuticals, Inc. ●	3,985
167	Medicines Co. ●	4,241
227	NPS Pharmaceuticals, Inc. ●	6,228
15	PAREXEL International Corp. ●	791
216	Portola Pharmaceuticals, Inc. ●	6,155
124	PTC Therapeutics, Inc. ●	5,088
3	Puma Biotechnology, Inc. ●	787
51	Salix Pharmaceuticals Ltd. ●	7,286
143	Seattle Genetics, Inc. ●	5,229
186	Tesaro, Inc. ●	5,186
8	Ultragenyx Pharmaceutical, Inc. ●	372
80	Xenoport, Inc. ●	543
11	Zafgen, Inc. ●	230
		99,507
	Real Estate - 2.7%
12	Altisource Residential Corp.	284
34	Arbor Realty Trust	229
25	Armada Hoffler Properties, Inc.	239
13	Coresite Realty Corp. REIT	496
182	Douglas Emmett, Inc. REIT	5,107
352	Kennedy-Wilson Holdings, Inc.	9,544
21	Medical Properties Trust, Inc. REIT	279
124	Pebblebrook Hotel Trust REIT	5,294
20	Ramco-Gershenson Properties Trust REIT	348
12	Stag Industrial, Inc. REIT	295

The accompanying notes are an integral part of these financial statements.

6

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.3% - (continued)
	Real Estate - 2.7% - (continued)
25	Summit Hotel Properties, Inc. REIT	$292
42	Sunstone Hotel Investors, Inc. REIT	648
21	Zillow, Inc. ●	2,281
		25,336
	Retailing - 3.7%
3,137	Allstar Co. ⌂●†	2,662
16	Core-Mark Holding Co., Inc.	942
11	Destination Maternity Corp.	162
19	DSW, Inc.	566
21	Express, Inc. ●	314
10	Finish Line (The), Inc.	265
16	Five Below, Inc. ●	643
133	HSN, Inc.	8,769
49	Pier 1 Imports, Inc.	632
16	Shoe Carnival, Inc.	291
66	Tory Burch LLC ⌂●†	4,296
271	Tuesday Morning Corp. ●	5,522
7	Wayfair, Inc. ●	186
240	Zulily, Inc. ●	8,714
		33,964
	Semiconductors and Semiconductor Equipment - 3.0%
36	Exar Corp. ●	340
183	Freescale Semiconductor Holdings Ltd. ●	3,643
20	Inphi Corp. ●	312
18	Integrated Silicon Solution, Inc.	250
23	Nanometrics, Inc. ●	317
136	Power Integrations, Inc.	6,863
26	Rambus, Inc. ●	302
13	SunEdison Semiconductor Ltd. ●	260
394	SunEdison, Inc. ●	7,682
235	SunPower Corp. ●	7,493
17	Ultratech Stepper, Inc. ●	329
		27,791
	Software and Services - 15.9%
20	Aspen Technology, Inc. ●	721
22	Bankrate, Inc. ●	238
7	CACI International, Inc. Class A ●	592
46	Carbonite, Inc. ●	506
12	Cass Information Systems, Inc.	594
304	Constant Contact, Inc. ●	10,760
43	CoStar Group, Inc. ●	6,933
11	CSG Systems International, Inc.	282
9	Cvent, Inc. ●	244
123	DealerTrack Technologies, Inc. ●	5,769
107	Demandware, Inc. ●	6,442
6	Digimarc Corp.	172
21	Digital River, Inc. ●	545
32	Ellie Mae, Inc. ●	1,219
98	Envestnet, Inc. ●	4,349
16	ePlus, Inc. ●	959
10	Everyday Health, Inc. ●	138
31	Exlservice Holdings, Inc. ●	867
13	Fair Isaac, Inc.	796
65	Five9, Inc. ●	286
166	Fleetmatics Group Ltd. ●	6,165
35	Global Cash Access, Inc. ●	255
186	Heartland Payment Systems, Inc.	9,593
77	Hubspot, Inc. ●	2,748
21	j2 Global, Inc.	1,150
34	Kofax Ltd. ●	218
27	Manhattan Associates, Inc. ●	1,073
47	Marchex, Inc.	181
233	Marketo, Inc. ●	7,529
124	MAXIMUS, Inc.	5,998
42	Model N, Inc. ●	408
14	Netscout Systems, Inc. ●	509
16	Nuance Communications, Inc. ●	242
142	PTC, Inc. ●	5,406
14	Qualys, Inc. ●	446
39	Sapient Corp. ●	670
16	SeaChange International, Inc. ●	111
9	Solera Holdings, Inc.	484
26	Tangoe, Inc. ●	388
8	Textura Corp. ●	213
111	Tyler Corp. ●	12,469
206	Verint Systems, Inc. ●	11,859
249	Virtusa Corp. ●	10,194
13	WebMD Health Corp. ●	564
92	WEX, Inc. ●	10,469
397	WNS Holdings Ltd. ADR ●	8,020
135	Xoom Corp. ●	2,039
105	Yelp, Inc. ●	6,300
2	Zendesk, Inc. ●	55
64	Zix Corp. ●	211
		148,379
	Technology Hardware and Equipment - 5.1%
27	Aruba Networks, Inc. ●	579
30	Calix, Inc. ●	327
21	CDW Corp. of Delaware	656
247	Cognex Corp. ●	9,786
8	FEI Co.	698
40	Mitel Networks Corp. ●	374
472	Mobileye N.V. ⌂●†	23,336
197	Nimble Storage, Inc. ●	5,392
81	ParkerVision, Inc. ●	106
169	Ubiquiti Networks, Inc.	6,054
		47,308
	Telecommunication Services - 0.0%
10	Shenandoah Telecommunications Co.	296

	Transportation - 3.8%
36	Celadon Group, Inc.	703
163	Landstar System, Inc.	12,046
17	Marten Transport Ltd.	328
126	Old Dominion Freight Line, Inc. ●	9,149
5	Park-Ohio Holdings Corp.	270
20	Spirit Airlines, Inc. ●	1,433
440	Swift Transportation Co. ●	10,864
668	Telogis, Inc. ⌂●†	541
		35,334
	Utilities - 0.1%
5	ALLETE, Inc.	259
8	Pattern Energy Group, Inc.	217
15	Spark Energy, Inc. ●	246
		722
	Total Common Stocks
	( Cost $761,809)	$896,462

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Preferred Stocks - 1.7%
	Consumer Durables and Apparel - 0.3%
106	Cloudera, Inc. ⌂●†		$2,589

	Pharmaceuticals, Biotechnology and Life Sciences - 0.0%
93	Sancilio & Co., Inc. ⌂●†		316

	Software and Services - 0.6%
870	Apigee Corp. ⌂●†		2,863
129	Nutanix, Inc. ⌂●†		1,558
98	Veracode, Inc. ⌂●†		1,629
			6,050
	Technology Hardware and Equipment - 0.2%
123	Pure Storage, Inc. ⌂●†		1,741

	Telecommunication Services - 0.2%
83	DocuSign, Inc. ⌂●†		1,406
			1,406
	Transportation - 0.4%
909	Telogis, Inc. ⌂●†		3,883

	Total Preferred Stocks
	(Cost $12,999)		$15,985

Exchange Traded Funds - 0.2%
	Other Investment Pools and Funds - 0.2%
12	iShares Russell 2000 Growth ETF		$1,708

	Total Exchange Traded Funds
	(Cost $1,666)		$1,708

	Total Long-Term Investments
	(Cost $776,474)		$914,155

Short-Term Investments - 1.3%
Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $34, collateralized by U.S. Treasury Note 1.50%, 2019, value of $35)
$34	0.08%, 10/31/2014		$34
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $578, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $589)
577	0.09%, 10/31/2014		577
Bank of Montreal TriParty Repurchase Agreement
 (maturing on 11/03/2014 in the amount of $155,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $158)
155	0.08%, 10/31/2014		155
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $526,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $536)
526	0.10%, 10/31/2014		526
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$1,982, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury Note
	1.63% - 2.13%, 2015 - 2019, value of $2,021)
1,982	0.08%, 10/31/2014		1,982
Citigroup Global Markets, Inc. TriParty Repurchase
 Agreement (maturing on 11/03/2014 in the
amount of $2,278, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury Bond
3.88% - 11.25%, 2015 - 2040, U.S. Treasury
Note 2.00% - 3.38%, 2019 - 2021, value of
	$2,323)
2,278	0.09%, 10/31/2014		2,278
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $131, collateralized by U.S. Treasury Note 0.88%, 2017, value of $134)
131	0.13%, 10/31/2014		131
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $194, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $197)
194	0.07%, 10/31/2014		194
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,039, collateralized by U.S. Treasury Bill
0.02%, 2015, U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 1.38%
	- 4.25%, 2015 - 2022, value of $2,080)
2,039	0.08%, 10/31/2014		2,039
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$3,952, collateralized by FHLMC 3.00% - 4.00%,
2026 - 2044, FNMA 2.50% - 5.00%, 2025 -
2044, U.S. Treasury Bond 3.50% - 6.50%, 2026
- 2041, U.S. Treasury Note 1.75% - 2.88%, 2018
	- 2019, value of $4,031)
3,952	0.10%, 10/31/2014		3,952
			11,868
	Total Short-Term Investments
	(Cost $11,868)		$11,868

	Total Investments
	(Cost $788,342) ▲	99.5%	$926,023
	Other Assets and Liabilities	0.5%	4,534
	Total Net Assets	100.0%	$930,557

The accompanying notes are an integral part of these financial statements.

8

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $790,997 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$162,828
Unrealized Depreciation	(27,802)
Net Unrealized Appreciation	$135,026

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $48,828, which represents 5.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	3,137	Allstar Co.	$1,364
04/2014	870	Apigee Corp. Preferred	$2,532
02/2014	106	Cloudera, Inc. Preferred	$1,545
02/2014	83	DocuSign, Inc. Preferred	$1,094
08/2013	472	Mobileye N.V.	$3,293
08/2014	129	Nutanix, Inc. Preferred	$1,730
10/2014	83	Platform Specialty Products Corp. PIPE	$2,136
04/2014	123	Pure Storage, Inc. Preferred	$1,934
05/2014	93	Sancilio & Co., Inc. Preferred	$351
09/2013	668	Telogis, Inc.	$1,323
09/2013	909	Telogis, Inc. Preferred	$2,002
11/2013	66	Tory Burch LLC	$5,138
08/2014	98	Veracode, Inc. Preferred	$1,810

At October 31, 2014, the aggregate value of these securities was $48,828, which represents 5.2% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$896,462	$856,177	$7,442	$32,843
Exchange Traded Funds	1,708	1,708	–	–
Preferred Stocks	15,985	–	–	15,985
Short-Term Investments	11,868	–	11,868	–
Total	$926,023	$857,885	$19,310	$48,828

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Common Stocks	$9,923	$522	$16,259	†	$—	$7,345	$(1,566)	$360	$—	$32,843
Preferred Stocks	1,801	—	3,186	‡	—	10,998	—	—	—	15,985
Total	$11,724	$522	$19,445		$—	$18,343	$(1,566)	$360	$—	$48,828

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $16,137.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $3,186.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $788,342)	$926,023
Cash	1
Foreign currency on deposit with custodian (cost $—)	—
Receivables:
Investment securities sold	15,387
Fund shares sold	3,133
Dividends and interest	46
Other assets	65
Total assets	944,655
Liabilities:
Payables:
Investment securities purchased	12,787
Fund shares redeemed	972
Investment management fees	137
Administrative fees	4
Distribution fees	34
Accrued expenses	164
Total liabilities	14,098
Net assets	$930,557
Summary of Net Assets:
Capital stock and paid-in-capital	$650,305
Distributions in excess of net investment income	(6)
Accumulated net realized gain	142,577
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	137,681
Net assets	$930,557

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$24.83/$26.28
Shares outstanding	14,297
Net assets	$355,056
Class B: Net asset value per share	$20.40
Shares outstanding	232
Net assets	$4,730
Class C: Net asset value per share	$20.36
Shares outstanding	1,884
Net assets	$38,351
Class I: Net asset value per share	$25.51
Shares outstanding	2,369
Net assets	$60,425
Class R3: Net asset value per share	$26.39
Shares outstanding	2,278
Net assets	$60,124
Class R4: Net asset value per share	$27.21
Shares outstanding	2,438
Net assets	$66,353
Class R5: Net asset value per share	$27.95
Shares outstanding	271
Net assets	$7,585
Class Y: Net asset value per share	$28.27
Shares outstanding	11,955
Net assets	$337,933

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$3,058
Interest	6
Less: Foreign tax withheld	(20)
Total investment income	3,044

Expenses:
Investment management fees	7,228
Administrative services fees
Class R3	117
Class R4	104
Class R5	8
Transfer agent fees
Class A	857
Class B	24
Class C	79
Class I	119
Class R3	3
Class R4	1
Class R5	2
Class Y	6
Distribution fees
Class A	861
Class B	55
Class C	388
Class R3	293
Class R4	174
Custodian fees	10
Accounting services fees	128
Registration and filing fees	129
Board of Directors' fees	25
Audit fees	17
Other expenses	188
Total expenses (before waivers and fees paid indirectly)	10,816
Expense waivers	(2)
Transfer agent fee waivers	(8)
Commission recapture	(56)
Total waivers and fees paid indirectly	(66)
Total expenses, net	10,750
Net Investment Loss	(7,706)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	152,483
Net realized gain on futures contracts	33
Net realized gain on foreign currency contracts	48
Net realized loss on other foreign currency transactions	(47)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	152,517
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(30,164)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(30,164)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	122,353
Net Increase in Net Assets Resulting from Operations	$114,647

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment loss	$(7,706)	$(4,225)
Net realized gain on investments, other financial instruments and foreign currency transactions	152,517	106,691
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(30,164)	126,191
Net Increase in Net Assets Resulting from Operations	114,647	228,657
Distributions to Shareholders:
From net realized gain on investments
Class A	(36,374)	(18,096)
Class B	(767)	(460)
Class C	(5,032)	(2,518)
Class I	(4,447)	(1,663)
Class R3	(6,039)	(3,069)
Class R4	(6,817)	(3,508)
Class R5	(867)	(540)
Class Y	(32,103)	(15,031)
Total distributions	(92,446)	(44,885)
Capital Share Transactions:
Class A	28,171	(16,681)
Class B	(1,234)	(1,224)
Class C	325	(1,349)
Class I	20,218	6,921
Class R3	1,124	(2,403)
Class R4	(2,840)	(3,360)
Class R5	(933)	(2,337)
Class Y	6,213	6,509
Net increase (decrease) from capital share transactions	51,044	(13,924)
Net Increase in Net Assets	73,245	169,848
Net Assets:
Beginning of period	857,312	687,464
End of period	$930,557	$857,312
Undistributed (distributions in excess of) net investment income	$(6)	$(112)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small Company Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Small Company Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund's portfolio managers are Steven C. Angeli (87%), Mammen Chally (10%) and Jamie A. Rome (3%). The portfolio management team also includes Mario E. Abularach and Stephen Mortimer. The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

14

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value,

15

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

16

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at October 31, 2014
Assets:
Common Stocks
Intrinsic value Δ	Parity to underlying security	$24.06 - $49.47 ($47.45)	25,344
Model Δ	Enterprise Value/Last Twelve Months EBITDA	6.31x to 8.23x	2,662
Model Δ	Enterprise Value/Estimated 2014 EBITDA	11.42x to 18.73x	4,296
Model Δ	Enterprise Value/Estimated 2014 Revenue ♠	1.60x to 5.40x	541
Preferred Stocks
Cost Δ	Recent trade price	$3.40 - $16.62 ($13.65)	5,244
	Date	4/16/2014 - 8/26/2014
Model Δ	Enterprise Value/Estimated 2014 Revenue ♠	1.60x to 5.40x	3,883
Model Δ	Enterprise Value/Estimated 2014 Revenue	8.20x to 14.30x	2,863
Model Δ	Enterprise Value/Estimated 2015 Revenue	6.18x to 14.52x	1,406
Model Δ	Enterprise Value/Estimated 2016 Revenue	6.50x to 10.40x	2,589
Total			$48,828

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
Δ	Includes illiquidity discount of 10%.
♠	The Option Pricing Method ("OPM") is used to allocate enterprise values between multiple tiers of equity. The use of the OPM represents a change in methodology from prior year for this investment. Inputs for the OPM include:

Volatility - 50.0%

Term to Liquidity Event - 1.0 years

Risk-free rate - 0.11%

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net

17

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of October 31, 2014.

18

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund had no outstanding futures contracts as of October 31, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures contracts	$—	$—	$—	$33	$—	$—	$33
Net realized gain on foreign currency contracts	—	48	—	—	—	—	48
Total	$—	$48	$—	$33	$—	$—	$81

19

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$33,924	$—
Long-Term Capital Gains ‡	58,522	44,885

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

20

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$31,735
Undistributed Long-Term Capital Gain	113,491
Unrealized Appreciation*	135,026
Total Accumulated Earnings	$280,252

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$7,812
Accumulated Net Realized Gain (Loss)	(7,812)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

21

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	1.34%
Class B	2.14
Class C	2.04
Class I	1.10
Class R3	1.54
Class R4	1.24
Class R5	0.94
Class Y	0.84

22

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $950 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	8%

23

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$828,168	$—	$828,168
Sales Proceeds	879,976	—	879,976

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	2,562	1,602	(2,911)	1,253	2,412	1,011	(4,132)	(709)
Amount	$61,338	$35,948	$(69,115)	$28,171	$51,670	$17,866	$(86,217)	$(16,681)
Class B
Shares	11	39	(109)	(59)	12	28	(103)	(63)
Amount	$215	$721	$(2,170)	$(1,234)	$222	$424	$(1,870)	$(1,224)
Class C
Shares	172	256	(394)	34	213	156	(433)	(64)
Amount	$3,366	$4,748	$(7,789)	$325	$3,984	$2,343	$(7,676)	$(1,349)
Class I
Shares	1,149	186	(509)	826	841	88	(612)	317
Amount	$28,254	$4,275	$(12,311)	$20,218	$18,360	$1,581	$(13,020)	$6,921
Class R3
Shares	471	252	(662)	61	497	163	(780)	(120)
Amount	$11,863	$6,020	$(16,759)	$1,124	$11,428	$3,058	$(16,889)	$(2,403)
Class R4
Shares	513	276	(882)	(93)	589	183	(915)	(143)
Amount	$13,324	$6,790	$(22,954)	$(2,840)	$13,848	$3,498	$(20,706)	$(3,360)
Class R5
Shares	61	35	(131)	(35)	108	28	(244)	(108)
Amount	$1,671	$867	$(3,471)	$(933)	$2,506	$540	$(5,383)	$(2,337)
Class Y
Shares	3,390	1,245	(4,325)	310	1,893	764	(2,295)	362
Amount	$92,151	$31,660	$(117,598)	$6,213	$46,274	$15,029	$(54,794)	$6,509
Total
Shares	8,329	3,891	(9,923)	2,297	6,565	2,421	(9,514)	(528)
Amount	$212,182	$91,029	$(252,167)	$51,044	$148,292	$44,339	$(206,555)	$(13,924)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	21	$510
For the Year Ended October 31, 2013	22	$465

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

24

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At the August 5-6, 2014 meeting, the Board of Directors approved the creation of Class R6 shares for the Fund. Class R6 shares launched on November 7, 2014. In connection with the launch of the Class R6 shares, an updated prospectus, dated November 7, 2014, and Statement of Additional Information, dated March 1, 2014, as amended November 7, 2014, for the Fund were filed with the U.S. Securities and Exchange Commission.

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

25

The Hartford Small Company Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$–	$(2.77)	$(2.77)	$24.83	13.49%	$355,056	1.34%	1.34%	(1.01)%
B	20.82	(0.36)	2.71	2.35	–	(2.77)	(2.77)	20.40	12.61	4,730	2.29	2.15	(1.80)
C	20.77	(0.34)	2.70	2.36	–	(2.77)	(2.77)	20.36	12.70	38,351	2.05	2.05	(1.71)
I	25.12	(0.19)	3.35	3.16	–	(2.77)	(2.77)	25.51	13.78	60,425	1.10	1.10	(0.77)
R3	26.00	(0.31)	3.47	3.16	–	(2.77)	(2.77)	26.39	13.27	60,124	1.55	1.55	(1.21)
R4	26.65	(0.24)	3.57	3.33	–	(2.77)	(2.77)	27.21	13.62	66,353	1.25	1.25	(0.91)
R5	27.23	(0.16)	3.65	3.49	–	(2.77)	(2.77)	27.95	13.95	7,585	0.97	0.95	(0.61)
Y	27.48	(0.14)	3.70	3.56	–	(2.77)	(2.77)	28.27	14.08	337,933	0.85	0.85	(0.51)

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$–	$(1.34)	$(1.34)	$24.58	35.44%	$320,630	1.39%	1.39%	(0.73)%
B	16.87	(0.27)	5.56	5.29	–	(1.34)	(1.34)	20.82	34.34	6,062	2.35	2.15	(1.47)
C	16.82	(0.26)	5.55	5.29	–	(1.34)	(1.34)	20.77	34.45	38,428	2.09	2.09	(1.43)
I	19.87	(0.11)	6.70	6.59	–	(1.34)	(1.34)	25.12	35.79	38,749	1.14	1.14	(0.52)
R3	20.61	(0.20)	6.93	6.73	–	(1.34)	(1.34)	26.00	35.15	57,652	1.56	1.55	(0.88)
R4	21.03	(0.14)	7.10	6.96	–	(1.34)	(1.34)	26.65	35.56	67,467	1.26	1.25	(0.59)
R5	21.39	(0.06)	7.24	7.18	–	(1.34)	(1.34)	27.23	36.02	8,321	0.99	0.95	(0.25)
Y	21.56	(0.05)	7.31	7.26	–	(1.34)	(1.34)	27.48	36.12	320,003	0.86	0.86	(0.20)

For the Year Ended October 31, 2012 (D)
A	$19.23	$(0.18)	$1.46	$1.28	$–	$(0.99)	$(0.99)	$19.52	7.44%	$268,501	1.41%	1.40%	(0.85)%
B	16.88	(0.35)	1.33	0.98	–	(0.99)	(0.99)	16.87	6.65	5,972	2.37	2.15	(1.60)
C	16.83	(0.29)	1.27	0.98	–	(0.99)	(0.99)	16.82	6.67	32,182	2.12	2.12	(1.57)
I	19.51	(0.11)	1.46	1.35	–	(0.99)	(0.99)	19.87	7.70	24,366	1.14	1.14	(0.58)
R3	20.27	(0.20)	1.53	1.33	–	(0.99)	(0.99)	20.61	7.30	48,148	1.58	1.55	(0.99)
R4	20.60	(0.13)	1.55	1.42	–	(0.99)	(0.99)	21.03	7.63	56,217	1.27	1.25	(0.68)
R5	20.88	(0.11)	1.61	1.50	–	(0.99)	(0.99)	21.39	7.93	8,859	1.00	0.95	(0.41)
Y	21.02	(0.06)	1.59	1.53	–	(0.99)	(0.99)	21.56	8.02	243,219	0.87	0.87	(0.30)

For the Year Ended October 31, 2011
A	$17.48	$(0.15)	$1.90	$1.75	$–	$–	$–	$19.23	10.01%	$296,062	1.37%	1.37%	(0.77)%
B	15.46	(0.27)	1.69	1.42	–	–	–	16.88	9.18	9,192	2.30	2.15	(1.55)
C	15.41	(0.26)	1.68	1.42	–	–	–	16.83	9.21	36,465	2.10	2.10	(1.50)
I	17.68	(0.10)	1.93	1.83	–	–	–	19.51	10.35	19,056	1.08	1.08	(0.49)
R3	18.45	(0.20)	2.02	1.82	–	–	–	20.27	9.86	46,392	1.57	1.55	(0.96)
R4	18.70	(0.14)	2.04	1.90	–	–	–	20.60	10.16	51,387	1.26	1.25	(0.66)
R5	18.90	(0.08)	2.06	1.98	–	–	–	20.88	10.48	9,867	0.99	0.95	(0.35)
Y	19.01	(0.06)	2.07	2.01	–	–	–	21.02	10.57	235,036	0.86	0.86	(0.26)

See Portfolio Turnover information on the next page.

26

The Hartford Small Company Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010
A	$13.90	$(0.13)	$3.71	$3.58	$–	$–	$–	$17.48	25.76%	$289,558	1.41%	1.40%	(0.80)%
B	12.39	(0.22)	3.29	3.07	–	–	–	15.46	24.78	12,384	2.36	2.15	(1.54)
C	12.34	(0.22)	3.29	3.07	–	–	–	15.41	24.88	40,018	2.16	2.15	(1.55)
I	14.03	(0.09)	3.74	3.65	–	–	–	17.68	26.02	13,283	1.17	1.15	(0.54)
R3	14.70	(0.16)	3.91	3.75	–	–	–	18.45	25.51	35,873	1.59	1.57	(1.00)
R4	14.85	(0.11)	3.96	3.85	–	–	–	18.70	25.93	45,096	1.28	1.26	(0.67)
R5	14.97	(0.07)	4.00	3.93	–	–	–	18.90	26.25	11,706	1.02	1.02	(0.41)
Y	15.03	(0.05)	4.03	3.98	–	–	–	19.01	26.48	273,558	0.87	0.87	(0.28)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	92%
For the Year Ended October 31, 2013	106
For the Year Ended October 31, 2012	124
For the Year Ended October 31, 2011	111
For the Year Ended October 31, 2010	181

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

28

The Hartford Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

29

The Hartford Small Company Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

30

The Hartford Small Company Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Small Company Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

32

The Hartford Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,090.50	$7.14	$1,000.00	$1,018.38	$6.89	1.35%	184	365
Class B	$1,000.00	$1,086.30	$11.29	$1,000.00	$1,014.38	$10.90	2.15	184	365
Class C	$1,000.00	$1,086.40	$10.82	$1,000.00	$1,014.83	$10.45	2.06	184	365
Class I	$1,000.00	$1,092.00	$5.89	$1,000.00	$1,019.57	$5.69	1.12	184	365
Class R3	$1,000.00	$1,089.10	$8.16	$1,000.00	$1,017.39	$7.88	1.55	184	365
Class R4	$1,000.00	$1,091.00	$6.61	$1,000.00	$1,018.88	$6.38	1.25	184	365
Class R5	$1,000.00	$1,092.70	$5.01	$1,000.00	$1,020.41	$4.84	0.95	184	365
Class Y	$1,000.00	$1,093.20	$4.50	$1,000.00	$1,020.90	$4.35	0.85	184	365

33

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Small Company Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

34

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

35

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that certain factors were identified by HFMC as having had a potential impact on the negotiation of the Fund’s sub-advisory fee levels. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

36

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

The Hartford Small Company Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-Cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

38

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-SC14 12/14 114000-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD SMALL/MID CAP EQUITY FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Small/Mid Cap Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 1/01/05 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	Since Inception▲
Small/Mid Cap Equity A#	9.22%	16.91%	7.15%
Small/Mid Cap Equity A##	3.22%	15.59%	6.54%
Small/Mid Cap Equity B#	8.39%	16.05%	6.62%*
Small/Mid Cap Equity B##	3.72%	15.83%	6.62%*
Small/Mid Cap Equity C#	8.39%	16.06%	6.39%
Small/Mid Cap Equity C##	7.46%	16.06%	6.39%
Small/Mid Cap Equity R3#	8.99%	16.96%	7.37%
Small/Mid Cap Equity R4#	9.31%	17.17%	7.47%
Small/Mid Cap Equity R5#	9.62%	17.40%	7.57%
Small/Mid Cap Equity Y#	9.75%	17.41%	7.58%
Russell 2500 Index	10.23%	18.40%	8.63%

▲	Inception: 01/01/2005
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small/Mid Cap Equity Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Small/Mid Cap Equity Class A	1.30%	1.43%
Small/Mid Cap Equity Class B	2.05%	2.35%
Small/Mid Cap Equity Class C	2.05%	2.18%
Small/Mid Cap Equity Class R3	1.50%	1.68%
Small/Mid Cap Equity Class R4	1.20%	1.34%
Small/Mid Cap Equity Class R5	0.90%	1.04%
Small/Mid Cap Equity Class Y	0.85%	0.93%

* As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager David J. Elliott, CFA Vice President, Co-Director, Quantitative Investments and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Small/Mid Cap Equity Fund returned 9.22%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 10.23% for the same period. The Fund also underperformed the 11.40% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, despite bouts of significant volatility. After finishing their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about an economic slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites in February. The rally continued in May amid renewed signs of life in the housing market and the best payroll gain in more than two years. However, a pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of U.S. Federal Reserve (Fed) tightening took center stage. Stocks rebounded in August as investors were emboldened by encouraging economic data, headlined by better-than-expected gross domestic product (GDP) growth and signs that the housing recovery still had legs. In September, U.S. equities retreated for just the third month this year. Despite solid manufacturing and consumer confidence readings, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks finished a volatile October at an all-time high on the heels of a positive earnings season and generally solid economic data. Returns varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Nine of the ten sectors in the Russell 2500 Index posted positive returns during the period. Strong performers included the Healthcare (+24.5%), Telecommunication Services (+22.1%), and Utilities (+19.0%) sectors, while the Energy (-12.0%), Consumer Staples (+5.3%) and Consumer Discretionary (+6.1%) sectors lagged on a relative basis.

Weak stock selection in the Materials, Industrials, and Consumer Discretionary sectors more than offset stronger stock selection in the Information Technology, Energy, and Utilities sectors. Overall sector positioning, a fallout of our bottom up stock selection process, contributed to relative returns during the period due primarily to an overweight to the Healthcare sector and underweights to the Industrials and Financials sectors. The Fund’s modest cash position detracted from relative performance in an upward-trending market.

The largest detractors from absolute and benchmark-relative performance were Barrett Business Services (Industrials), Taser International (Industrials), and Nu Skin Enterprises (Consumer Discretionary). Shares of Barrett Business Services, a Washington-based company that provides outsourced workers' compensation coverage and other personnel services to businesses, fell as the company reported higher-than-expected workers’ compensation reserve charges; an announcement the market viewed negatively. Shares of Taser International, a U.S.-based company engaged in the development, manufacture and sale of electronic control devices, underperformed after the company announced continued capital expenditures in video technology that remains in the nascent stages of product development. Shares of Nu Skin Enterprises, a global direct selling company that develops anti-aging products, declined during the period, as broad weakness across emerging markets, highlighted by a prolonged slowdown in Nu Skin’s China business, weighed on revenues.

3

The Hartford Small/Mid Cap Equity Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

The largest contributors to relative and absolute performance during the period were Alaska Air Group (Industrials), Pilgrim’s Pride (Consumer Staples), and United Therapeutics (Healthcare). Alaska Air Group, an airline holding company, rose during the period as sales increased during the period due to increased capacity and travel routes. Shares of Pilgrim’s Pride, a U.S.-based chicken producer, rose during the period after the company posted better-than-expected earnings results. Shares of United Therapeutics, a U.S.-based biotechnology company, rose during the period after the company reported better-than-expected quarterly earnings, driven primarily by the company’s product launch which was well received by the market.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight the Consumer Discretionary, Healthcare, and Telecommunication Services sectors and most underweight the Industrials, Utilities, and Information Technology sectors relative to the Russell 2500 Index.

Diversification by Sector

as of October 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.0%
Consumer Staples	2.3
Energy	4.8
Financials	23.1
Health Care	13.2
Industrials	14.0
Information Technology	14.6
Materials	5.8
Services	1.1
Utilities	3.8
Total	98.7%
Short-Term Investments	1.2
Other Assets and Liabilities	0.1
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.7%
	Automobiles and Components - 0.8%
3	Lear Corp.	$250
8	Superior Industries International, Inc.	154
2	Visteon Corp. ●	197
		601
	Banks - 3.8%
5	Banco Latinoamericano de Comercio Exterior S.A. ADR	151
40	Fifth Third Bancorp	802
7	Hanmi Financial Corp.	148
10	Home Loan Servicing Solutions Ltd.	185
46	Huntington Bancshares, Inc.	453
10	MainSource Financial Group, Inc.	181
9	Oriental Financial Group, Inc.	143
6	Popular, Inc. ●	188
6	Radian Group, Inc.	99
44	Regions Financial Corp.	432
		2,782
	Capital Goods - 6.9%
7	AAON, Inc.	140
6	AGCO Corp.	284
6	Altra Industrial Motion Corp.	173
4	American Railcar Industries, Inc.	257
5	American Woodmark Corp. ●	209
5	Argan, Inc.	188
6	Brady Corp. Class A	131
1	Esterline Technologies Corp. ●	152
2	Generac Holdings, Inc. ●	86
2	Huntington Ingalls Industries, Inc.	243
2	Hyster-Yale Materials Handling, Inc.	133
20	Meritor, Inc. ●	228
2	Moog, Inc. Class A ●	168
6	Proto Laboratories, Inc. ●	386
4	Quanta Services, Inc. ●	126
4	Regal-Beloit Corp.	312
9	Taser International, Inc. ●	177
3	Timken Co.	146
8	Trex Co., Inc. ●	361
7	Trinity Industries, Inc.	243
3	United Rentals, Inc. ●	319
2	Valmont Industries, Inc.	218
4	Wabco Holdings, Inc. ●	341
		5,021
	Commercial and Professional Services - 4.2%
7	Avery Dennison Corp.	342
6	Barrett Business Services, Inc.	133
8	Brink's Co.	170
5	Deluxe Corp.	316
4	Dun & Bradstreet Corp.	430
10	Enernoc, Inc. ●	148
5	Korn/Ferry International ●	134
13	Pitney Bowes, Inc.	324
7	Quad Graphics, Inc.	159
5	Quintiles Transnational Holdings ●	316
18	R.R. Donnelley & Sons Co.	311
9	RPX Corp. ●	122
2	UniFirst Corp.	167
		3,072
	Consumer Durables and Apparel - 4.0%
6	CSS Industries, Inc.	172
3	Deckers Outdoor Corp. ●	245
3	Fossil Group, Inc. ●	254
2	Hanesbrands, Inc.	243
2	Harman International Industries, Inc.	226
13	Nautilus Group, Inc. ●	175
1	NVR, Inc. ●	712
2	Polaris Industries, Inc.	269
70	Quiksilver, Inc. ●	122
4	Skechers USA, Inc. Class A ●	236
4	Steven Madden Ltd. ●	135
4	Vince Holding Corp. ●	147
		2,936
	Consumer Services - 4.6%
5	American Public Education, Inc. ●	145
6	Apollo Education Group, Inc. ●	169
11	Bridgepoint Education, Inc. ●	143
8	Brinker International, Inc.	440
1	Buffalo Wild Wings, Inc. ●	172
2	Capella Education Co.	120
4	Cheesecake Factory, Inc.	193
3	DeVry Education Group, Inc.	131
5	Domino's Pizza, Inc.	438
14	International Speedway Corp. Class A	429
8	K12, Inc. ●	103
3	Marriott Vacations Worldwide Corp.	173
3	Outerwall, Inc. ●	177
2	Panera Bread Co. Class A ●	307
2	Strayer Education, Inc. ●	176
		3,316
	Diversified Financials - 2.4%
30	Apollo Investment Corp.	245
15	EZCORP, Inc. ●	173
12	Janus Capital Group, Inc.	181
5	Marcus & Millichap, Inc. ●	146
6	Nelnet, Inc.	266
25	New Mountain Finance Corp.	370
6	RCS Capital Corp-Class A	105
7	Solar Capital Ltd.	125
2	World Acceptance Corp. ●	115
		1,726
	Energy - 4.8%
25	Abraxas Petroleum Corp. ●	105
3	Carrizo Oil & Gas, Inc. ●	156
1	Clayton Williams Energy, Inc. ●	108
1	Core Laboratories N.V.	154
3	CVR Energy, Inc.	160
5	Helmerich & Payne, Inc.	417
5	HollyFrontier Corp.	209
6	Matrix Service Co. ●	150
8	Nabors Industries Ltd.	134
4	Newfield Exploration Co. ●	134
2	Oil States International, Inc. ●	93
5	Patterson-UTI Energy, Inc.	124
9	Pioneer Energy Services Corp. ●	79
1	REX American Resources Corp. ●	102
7	RPC, Inc.	116
2	SM Energy Co.	118
3	Unit Corp. ●	126
31	Vaalco Energy, Inc. ●	232
11	Valero Energy Corp.	567

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.7% - (continued)
	Energy - 4.8% - (continued)
10	WPX Energy, Inc. ●	$199
		3,483
	Food and Staples Retailing - 0.5%
3	Andersons (The), Inc.	166
38	Rite Aid Corp. ●	197
		363
	Food, Beverage and Tobacco - 1.3%
1	Ingredion, Inc.	77
1	Keurig Green Mountain, Inc.	122
18	Pilgrim's Pride Corp. ●	497
6	Universal Corp.	258
		954
	Health Care Equipment and Services - 4.9%
4	Aetna, Inc.	297
5	Anika Therapeutics, Inc. ●	209
4	Centene Corp. ●	343
2	Chemed Corp.	165
3	Computer Programs & Systems, Inc.	183
4	Ensign Group, Inc.	163
4	Globus Medical, Inc. ●	78
5	Health Net, Inc. ●	252
2	Hill-Rom Holdings, Inc.	89
3	ICU Medical, Inc. ●	198
3	Magellan Health, Inc. ●	157
4	MEDNAX, Inc. ●	231
4	Orthofix International N.V. ●	129
5	PharMerica Corp. ●	146
21	Quality Systems, Inc.	310
15	Select Medical Holdings Corp.	213
6	SurModics, Inc. ●	126
5	VCA, Inc. ●	246
		3,535
	Household and Personal Products - 0.5%
3	Herbalife Ltd.	168
2	Usana Health Sciences, Inc. ●	228
		396
	Insurance - 5.8%
—	Alleghany Corp. ●	169
3	AmTrust Financial Services, Inc.	153
5	Argo Group International Holdings Ltd.	273
7	Assurant, Inc.	471
6	Endurance Specialty Holdings Ltd.	324
3	Everest Re Group Ltd.	502
4	FBL Financial Group Class A	213
5	Federated National Holding Co.	151
18	Genworth Financial, Inc. ●	250
11	Greenlight Capital Re Ltd. Class A ●	354
18	MBIA, Inc. ●	178
7	Montpelier Re Holdings Ltd.	245
2	Phoenix Cos., Inc. ●	137
19	Symetra Financial Corp.	455
9	United Insurance Holdings Corp.	180
4	Validus Holdings Ltd.	147
		4,202
	Materials - 5.8%
8	Albemarle Corp.	485
4	Clearwater Paper Corp. ●	283
8	Commercial Metals Co.	131
5	Domtar Corp.	222
8	Flotek Industries, Inc. ●	177
26	Gold Resource Corp.	100
11	Graphic Packaging Holding Co. ●	138
9	Huntsman Corp.	225
21	Kronos Worldwide, Inc.	282
8	Olin Corp.	201
6	PolyOne Corp.	211
4	Reliance Steel & Aluminum	236
18	Resolute Forest Products ●	325
8	Sonoco Products Co.	339
7	Steel Dynamics, Inc.	168
3	Stepan Co.	124
16	Stillwater Mining Co. ●	208
5	United States Steel Corp.	208
4	US Silica Holdings, Inc.	198
		4,261
	Media - 0.5%
12	Global Sources Ltd. ●	91
4	Scholastic Corp.	143
3	Starz ●	105
		339
	Pharmaceuticals, Biotechnology and Life Sciences - 8.3%
14	Achillion Pharmaceuticals, Inc. ●	166
19	Affymetrix, Inc. ●	171
8	Anacor Pharmaceuticals, Inc. ●	241
24	Arena Pharmaceuticals, Inc. ●	104
3	Bio-Rad Laboratories, Inc. Class A ●	350
12	Bruker Corp. ●	251
7	Cambrex Corp. ●	148
6	Charles River Laboratories International, Inc. ●	385
14	DepoMed, Inc. ●	213
9	Emergent Biosolutions, Inc. ●	199
6	Hyperion Therapeutics, Inc. ●	136
3	Impax Laboratories, Inc. ●	84
1	Intercept Pharmaceuticals, Inc. ●	207
4	Lannet, Inc. ●	216
3	Ligand Pharmaceuticals, Inc. Class B ●	160
10	Myriad Genetics, Inc. ●	384
15	Nektar Therapeutics ●	212
23	Northwest Biotherapeutics, Inc. ●	122
12	Omeros Corp. ●	192
4	Ophthotech Corp. ●	150
22	Pacific Biosciences of California ●	142
4	PAREXEL International Corp. ●	234
61	PDL Biopharma, Inc.	520
18	Pozen, Inc.	163
13	Sciclone Pharmaceuticals, Inc. ●	100
3	Techne Corp.	282
4	United Therapeutics Corp. ●	550
		6,082
	Real Estate - 11.1%
8	AG Mortgage Investment Trust, Inc. REIT	151
7	Altisource Residential Corp.	153
17	American Capital Mortgage Investment Corp. REIT	323
24	Brandywine Realty Trust REIT	370
26	Capstead Mortgage Corp. REIT	333
7	CBL & Associates Properties, Inc. REIT	140
33	Chambers Street Properties	269
7	Equity Commonwealth	198
10	Equity Lifestyle Properties, Inc. REIT	471
12	First Potomac Realty Trust REIT	144

The accompanying notes are an integral part of these financial statements.

6

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.7% - (continued)
	Real Estate - 11.1% - (continued)
14	Franklin Street Properties Corp. REIT	$173
11	Government Properties Income Trust REIT	260
8	Hatteras Financial Corp. REIT	147
10	Hospitality Properties Trust REIT	293
3	Jones Lang LaSalle, Inc.	419
30	Mack-Cali Realty Corp. REIT	556
18	MFA Mortgage Investments, Inc. REIT	149
12	New Residential Investment Corp. ●	144
11	NorthStar Realty Finance Corp.	204
11	Pennsylvania REIT	238
47	Piedmont Office Realty Trust, Inc.	912
9	Ramco-Gershenson Properties Trust REIT	161
50	Resource Capital Corp. REIT	267
51	Retail Properties of America, Inc.	803
5	Sabra Healthcare REIT, Inc.	140
6	Select Income REIT	137
9	St. Joe Co. ●	165
26	Two Harbors Investment Corp. REIT	265
10	Western Asset Mortgage Capital Corp. REIT	143
		8,128
	Retailing - 6.1%
4	Abercrombie & Fitch Co. Class A	131
6	ANN, Inc. ●	219
7	Big Lots, Inc.	319
6	Buckle (The), Inc.	291
5	Cato Corp.	182
8	Chico's FAS, Inc.	118
3	Children's Place, Inc.	128
4	Dillard's, Inc.	465
9	Finish Line (The), Inc.	233
6	Foot Locker, Inc.	358
15	Francescas Holding Corp. ●	181
19	Nutrisystem, Inc.	325
14	Overstock.com, Inc. ●	331
8	Select Comfort Corp. ●	203
3	Ulta Salon, Cosmetics & Fragrances, Inc. ●	314
7	Urban Outfitters, Inc. ●	215
7	Williams-Sonoma, Inc.	423
		4,436
	Semiconductors and Semiconductor Equipment - 2.5%
3	Ambarella, Inc. ●	111
27	Amkor Technology, Inc. ●	182
8	Cirrus Logic, Inc. ●	145
10	Integrated Device Technology, Inc. ●	167
11	Kulicke & Soffa Industries, Inc. ●	155
20	ON Semiconductor Corp. ●	165
17	RF Micro Devices, Inc. ●	215
26	Silicon Image, Inc. ●	139
8	Skyworks Solutions, Inc.	437
2	Synaptics, Inc. ●	130
		1,846
	Software and Services - 8.5%
30	Angie's List, Inc. ●	211
10	Aspen Technology, Inc. ●	362
17	AVG Technologies N.V. ●	301
4	Booz Allen Hamilton Holding Corp.	103
21	CA, Inc.	610
12	Carbonite, Inc. ●	127
2	Constant Contact, Inc. ●	81
15	Convergys Corp.	292
5	CSG Systems International, Inc.	130
6	CyrusOne, Inc.	153
16	Digital River, Inc. ●	399
2	DST Systems, Inc.	231
20	Global Cash Access, Inc. ●	144
10	Liquidity Services, Inc. ●	125
6	Logmein, Inc. ●	264
8	Mentor Graphics Corp.	161
7	Netscout Systems, Inc. ●	240
6	Pegasystems, Inc.	134
6	PTC, Inc. ●	229
7	Rovi Corp. ●	155
2	SS&C Technologies Holdings, Inc. ●	82
20	Synopsys, Inc. ●	811
10	Take-Two Interactive Software, Inc. ●	262
12	VASCO Data Security International, Inc. ●	314
7	VeriFone Systems, Inc. ●	261
		6,182
	Technology Hardware and Equipment - 3.6%
6	Arris Group, Inc. ●	171
4	Arrow Electronics, Inc. ●	228
7	Avnet, Inc.	298
3	Benchmark Electronics, Inc. ●	74
47	Brocade Communications Systems, Inc.	510
9	Clearfield, Inc. ●	138
3	Comtech Telecommunications Corp.	121
4	Echostar Corp. ●	201
7	Ingram Micro, Inc. ●	183
6	Lexmark International, Inc.	263
3	Palo Alto Networks, Inc. ●	285
41	Sonus Networks, Inc. ●	143
		2,615
	Telecommunication Services - 1.1%
31	Frontier Communications Co.	203
11	Inteliquent, Inc.	182
9	Spok Holdings, Inc.	152
11	Telephone & Data Systems, Inc.	292
		829
	Transportation - 2.9%
21	Alaska Air Group, Inc.	1,102
4	ArcBest Corp.	135
6	Avis Budget Group, Inc. ●	323
2	Spirit Airlines, Inc. ●	161
10	Swift Transportation Co. ●	257
6	Werner Enterprises, Inc.	163
		2,141
	Utilities - 3.8%
60	Atlantic Power Corp.	133
2	El Paso Electric Co.	80
6	Empire District Electric Co.	168
17	Great Plains Energy, Inc.	452
6	New Jersey Resources Corp.	357
10	Pinnacle West Capital Corp.	602

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 98.7% - (continued)
	Utilities - 3.8% - (continued)
25	Westar Energy, Inc.		$960
			2,752
	Total Common Stocks
	( Cost $63,567)		$71,998

	Total Long-Term Investments
	(Cost $63,567)		$71,998

Short-Term Investments - 1.2%
Repurchase Agreements - 1.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $3, collateralized by U.S. Treasury Note 1.50%, 2019, value of $3)
$2	0.08%, 10/31/2014		$2
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $44, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $45)
44	0.09%, 10/31/2014		44
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $12,
collateralized by U.S. Treasury Bond 2.88% -
5.25%, 2029 - 2043, U.S. Treasury Note 0.38% -
	4.50%, 2015 - 2022, value of $12)
12	0.08%, 10/31/2014		12
Bank of Montreal TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $40,
collateralized by FHLMC 2.00% - 5.50%, 2022 -
2034, FNMA 2.00% - 4.50%, 2024 - 2039,
GNMA 3.00%, 2043, U.S. Treasury Note 4.63%,
	2017, value of $41)
40	0.10%, 10/31/2014		40
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $150,
collateralized by U.S. Treasury Bond 4.50% -
6.25%, 2023 - 2036, U.S. Treasury Note 1.63% -
	2.13%, 2015 - 2019, value of $153)
150	0.08%, 10/31/2014		150
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $173, collateralized by U.S. Treasury
Bill 0.02%, 2015, U.S. Treasury Bond 3.88% -
11.25%, 2015 - 2040, U.S. Treasury Note 2.00%
	- 3.38%, 2019 - 2021, value of $176)
173	0.09%, 10/31/2014		173
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $10, collateralized by U.S. Treasury Note 0.88%, 2017, value of $10)
10	0.13%, 10/31/2014		10
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $15, collateralized by U.S. Treasury
Bond 3.63% - 5.00%, 2037 - 2043, U.S.
	Treasury Note 2.13%, 2020, value of $15)
15	0.07%, 10/31/2014		15
Societe Generale TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $155,
collateralized by U.S. Treasury Bill 0.02%, 2015,
U.S. Treasury Bond 3.75% - 11.25%, 2015 -
2043, U.S. Treasury Note 1.38% - 4.25%, 2015 -
	2022, value of $158)
155	0.08%, 10/31/2014		155
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of $300,
collateralized by FHLMC 3.00% - 4.00%, 2026 -
2044, FNMA 2.50% - 5.00%, 2025 - 2044, U.S.
Treasury Bond 3.50% - 6.50%, 2026 - 2041,
U.S. Treasury Note 1.75% - 2.88%, 2018 - 2019,
	value of $306)
300	0.10%, 10/31/2014		300
			901
	Total Short-Term Investments
	(Cost $901)		$901

	Total Investments
	(Cost $64,468) ▲	99.9%	$72,899
	Other Assets and Liabilities	0.1%	99
	Total Net Assets	100.0%	$72,998

The accompanying notes are an integral part of these financial statements.

8

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $64,502 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,337
Unrealized Depreciation	(2,940)
Net Unrealized Appreciation	$8,397

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$71,998	$71,998	$–	$–
Short-Term Investments	901	–	901	–
Total	$72,899	$71,998	$901	$–

♦	For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small/Mid Cap Equity Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $64,468)	$72,899
Cash	—
Receivables:
Fund shares sold	138
Dividends and interest	37
Other assets	46
Total assets	73,120
Liabilities:
Payables:
Fund shares redeemed	77
Investment management fees	10
Administrative fees	—
Distribution fees	6
Accrued expenses	29
Total liabilities	122
Net assets	$72,998
Summary of Net Assets:
Capital stock and paid-in-capital	$62,991
Undistributed net investment income	349
Accumulated net realized gain	1,227
Unrealized appreciation of investments	8,431
Net assets	$72,998

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.89/$14.70
Shares outstanding	3,940
Net assets	$54,722
Class B: Net asset value per share	$13.12
Shares outstanding	238
Net assets	$3,119
Class C: Net asset value per share	$12.96
Shares outstanding	1,050
Net assets	$13,603
Class R3: Net asset value per share	$14.21
Shares outstanding	41
Net assets	$587
Class R4: Net asset value per share	$14.26
Shares outstanding	36
Net assets	$516
Class R5: Net asset value per share	$14.32
Shares outstanding	14
Net assets	$204
Class Y: Net asset value per share	$14.31
Shares outstanding	17
Net assets	$247

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small/Mid Cap Equity Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$1,480
Interest	—
Less: Foreign tax withheld	(3)
Total investment income	1,477

Expenses:
Investment management fees	541
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	109
Class B	14
Class C	27
Class R3	—
Class R4	—
Class Y	—
Distribution fees
Class A	134
Class B	37
Class C	134
Class R3	3
Class R4	1
Custodian fees	—
Accounting services fees	10
Registration and filing fees	100
Board of Directors' fees	3
Audit fees	11
Other expenses	22
Total expenses (before waivers)	1,148
Expense waivers	(81)
Transfer agent fee waivers	(3)
Total waivers	(84)
Total expenses, net	1,064
Net Investment Income	413
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	8,712
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments and Foreign Currency Transactions	8,712
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(2,924)
Net Changes in Unrealized Depreciation of Investments	(2,924)
Net Gain on Investments and Foreign Currency Transactions	5,788
Net Increase in Net Assets Resulting from Operations	$6,201

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small/Mid Cap Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$413	$978
Net realized gain on investments and foreign currency transactions	8,712	13,648
Net unrealized appreciation (depreciation) of investments	(2,924)	5,667
Net Increase in Net Assets Resulting from Operations	6,201	20,293
Distributions to Shareholders:
From net investment income
Class A	(567)	(456)
Class B	(12)	(19)
Class C	(67)	(45)
Class R3	(7)	(1)
Class R4	(2)	(4)
Class R5	(3)	(2)
Class Y	(3)	(328)
Total from net investment income	(661)	(855)
From net realized gain on investments
Class A	(6,823)	—
Class B	(586)	—
Class C	(1,750)	—
Class R3	(77)	—
Class R4	(22)	—
Class R5	(21)	—
Class Y	(29)	—
Total from net realized gain on investments	(9,308)	—
Total distributions	(9,969)	(855)
Capital Share Transactions:
Class A	6,005	(2,281)
Class B	(949)	(1,283)
Class C	2,052	(213)
Class R3	32	385
Class R4	343	(145)
Class R5	42	2
Class Y	33	(22,752)
Net increase (decrease) from capital share transactions	7,558	(26,287)
Net Increase (Decrease) in Net Assets	3,790	(6,849)
Net Assets:
Beginning of period	69,208	76,057
End of period	$72,998	$69,208
Undistributed (distributions in excess of) net investment income	$349	$572

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Small/Mid Cap Equity Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

14

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

15

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

16

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

17

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$4,288	$855
Long-Term Capital Gains ‡	5,681	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

18

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$765
Undistributed Long-Term Capital Gain	6,428
Accumulated Capital and Other Losses*	(5,583)
Unrealized Appreciation†	8,397
Total Accumulated Earnings	$10,007

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$25
Accumulated Net Realized Gain (Loss)	(25)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$5,583
Total	$5,583

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2014, the Fund utilized $1,862 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund

19

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $2 billion	0.65%
On next $2 billion	0.64%
On next $5 billion	0.63%
Over $10 billion	0.62%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.50%	1.20%	0.90%	0.85%

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $113 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for

20

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class R4	36%	—	%*
Class R5	91	—	*
Class Y	99	—	*

*	Percentage rounds to zero.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$82,738	$—	$82,738
Sales Proceeds	84,603	—	84,603

21

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	630	550	(719)	461	833	38	(1,072)	(201)
Amount	$8,587	$7,187	$(9,769)	$6,005	$10,872	$440	$(13,593)	$(2,281)
Class B
Shares	5	46	(121)	(70)	11	1	(115)	(103)
Amount	$53	$574	$(1,576)	$(949)	$134	$18	$(1,435)	$(1,283)
Class C
Shares	194	141	(168)	167	139	4	(168)	(25)
Amount	$2,481	$1,719	$(2,148)	$2,052	$1,757	$43	$(2,013)	$(213)
Class R3
Shares	15	6	(20)	1	29	—	(2)	27
Amount	$226	$82	$(276)	$32	$417	$1	$(33)	$385
Class R4
Shares	24	2	(1)	25	1	—	(13)	(12)
Amount	$329	$24	$(10)	$343	$8	$3	$(156)	$(145)
Class R5
Shares	1	2	—	3	—	—	—	—
Amount	$18	$24	$—	$42	$—	$2	$—	$2
Class Y
Shares	—	2	—	2	166	28	(1,938)	(1,744)
Amount	$1	$32	$—	$33	$2,079	$328	$(25,159)	$(22,752)
Total
Shares	869	749	(1,029)	589	1,179	71	(3,308)	(2,058)
Amount	$11,695	$9,642	$(13,779)	$7,558	$15,267	$835	$(42,389)	$(26,287)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	41	$562
For the Year Ended October 31, 2013	38	$507

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on

22

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

23

The Hartford Small/Mid Cap Equity Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11	$1.21	$(0.14)	$(1.95)	$(2.09)	$13.89	9.22%		$54,722	1.41%		1.30%		0.75%
B	14.06	–	1.05	1.05	(0.04)	(1.95)	(1.99)	13.12	8.39		3,119	2.32		2.05		0.01
C	13.94	–	1.03	1.03	(0.06)	(1.95)	(2.01)	12.96	8.39		13,603	2.16		2.05		–
R3	15.10	0.07	1.14	1.21	(0.15)	(1.95)	(2.10)	14.21	8.99		587	1.70		1.50		0.53
R4	15.10	0.11	1.14	1.25	(0.14)	(1.95)	(2.09)	14.26	9.31		516	1.37		1.20		0.81
R5	15.16	0.16	1.14	1.30	(0.19)	(1.95)	(2.14)	14.32	9.62		204	1.05		0.90		1.14
Y	15.14	0.17	1.14	1.31	(0.19)	(1.95)	(2.14)	14.31	9.75		247	0.96		0.85		1.20

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50	$3.69	$(0.13)	$–	$(0.13)	$14.77	33.23%		$51,393	1.43%		1.30%		1.48%
B	10.68	0.09	3.34	3.43	(0.05)	–	(0.05)	14.06	32.21		4,337	2.35		2.05		0.77
C	10.60	0.09	3.30	3.39	(0.05)	–	(0.05)	13.94	32.12		12,315	2.18		2.05		0.73
R3	11.47	0.14	3.61	3.75	(0.12)	–	(0.12)	15.10	32.93		598	1.68		1.50		1.05
R4	11.48	0.23	3.55	3.78	(0.16)	–	(0.16)	15.10	33.25		172	1.34		1.20		1.75
R5	11.51	0.25	3.58	3.83	(0.18)	–	(0.18)	15.16	33.71		169	1.04		0.90		1.87
Y	11.51	0.29	3.53	3.82	(0.19)	–	(0.19)	15.14	33.59		224	0.93		0.85		2.33

For the Year Ended October 31, 2012 (D)
A	$10.10	$0.08	$1.03	$1.11	$–	$–	$–	$11.21	10.99%		$41,266	1.44%		1.30%		0.69%
B	9.69	(0.01)	1.00	0.99	–	–	–	10.68	10.22		4,391	2.38		2.05		(0.06)
C	9.62	(0.01)	0.99	0.98	–	–	–	10.60	10.19		9,624	2.21		2.05		(0.06)
R3	10.35	0.05	1.07	1.12	–	–	–	11.47	10.82		144	1.65		1.50		0.52
R4	10.36	0.09	1.06	1.15	(0.03)	–	(0.03)	11.48	11.11		262	1.35		1.20		0.90
R5	10.36	0.12	1.07	1.19	(0.04)	–	(0.04)	11.51	11.48		127	1.03		0.90		1.11
Y	10.36	0.23	0.96	1.19	(0.04)	–	(0.04)	11.51	11.49		20,243	0.90		0.85		1.01

For the Year Ended October 31, 2011
A	$9.37	$0.03	$0.73	$0.76	$(0.03)	$–	$(0.03)	$10.10	8.09%		$44,655	1.36%		1.30%		0.27%
B	9.04	(0.05)	0.70	0.65	–	–	–	9.69	7.19		4,821	2.31		2.05		(0.47)
C	8.97	(0.05)	0.70	0.65	–	–	–	9.62	7.25		9,702	2.13		2.05		(0.48)
R3(E)	9.13	–	1.22	1.22	–	–	–	10.35	13.36	(F)	113	1.61	(G)	1.50	(G)	( 0.40	)(G)
R4(E)	9.13	–	1.23	1.23	–	–	–	10.36	13.47	(F)	113	1.31	(G)	1.20	(G)	( 0.12	)(G)
R5(E)	9.13	–	1.23	1.23	–	–	–	10.36	13.47	(F)	114	1.01	(G)	0.90	(G)	0.17	(G)
Y	9.60	0.07	0.76	0.83	(0.07)	–	(0.07)	10.36	8.61		88,130	0.87		0.85		0.68

See Portfolio Turnover information on the next page.

24

The Hartford Small/Mid Cap Equity Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010
A	$7.49	$0.02	$1.86	$1.88	$–	$–	$–	$9.37	25.10%	$46,068	1.45%	1.31%	0.19%
B	7.27	(0.05)	1.82	1.77	–	–	–	9.04	24.35	5,420	2.39	2.06	(0.55)
C	7.21	(0.04)	1.80	1.76	–	–	–	8.97	24.41	10,025	2.22	2.06	(0.56)
Y	7.64	0.05	1.91	1.96	–	–	–	9.60	25.65	42,540	0.89	0.87	0.65

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on September 30, 2011.
(F)	Not annualized.
(G)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	116%
For the Year Ended October 31, 2013	140
For the Year Ended October 31, 2012	121
For the Year Ended October 31, 2011	202
For the Year Ended October 31, 2010	399	(A)

(A)	During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010. These purchases are excluded from the portfolio turnover calculation.

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Small/Mid Cap Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Small/Mid Cap Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

26

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

27

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

28

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Small/Mid Cap Equity Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

30

The Hartford Small/Mid Cap Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,028.90	$6.65	$1,000.00	$1,018.65	$6.62	1.30%	184	365
Class B	$1,000.00	$1,025.00	$10.46	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class C	$1,000.00	$1,024.50	$10.46	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class R3	$1,000.00	$1,027.50	$7.67	$1,000.00	$1,017.64	$7.63	1.50	184	365
Class R4	$1,000.00	$1,028.90	$6.14	$1,000.00	$1,019.15	$6.11	1.20	184	365
Class R5	$1,000.00	$1,030.20	$4.61	$1,000.00	$1,020.67	$4.59	0.90	184	365
Class Y	$1,000.00	$1,031.00	$4.35	$1,000.00	$1,020.92	$4.33	0.85	184	365

31

The Hartford Small/Mid Cap Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Small/Mid Cap Equity Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

32

The Hartford Small/Mid Cap Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

33

The Hartford Small/Mid Cap Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

34

The Hartford Small/Mid Cap Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Small/Mid Cap Equity Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-Cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-SMC14 12/14 113999-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD STRATEGIC INCOME FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Strategic Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Strategic Income Fund inception 05/31/2007

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide current income and long-term total return.

Performance Overview 5/31/07 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	Since Inception▲
Strategic Income A#	5.06%	6.82%	5.08%
Strategic Income A##	0.33%	5.84%	4.43%
Strategic Income B#	4.25%	6.00%	4.25%
Strategic Income B##	-0.75%	5.68%	4.25%
Strategic Income C#	4.26%	6.05%	4.32%
Strategic Income C##	3.26%	6.05%	4.32%
Strategic Income I#	5.32%	7.11%	5.38%
Strategic Income R3#	4.64%	6.75%	5.54%
Strategic Income R4#	5.06%	6.96%	5.69%
Strategic Income R5#	5.38%	7.16%	5.82%
Strategic Income Y#	5.55%	7.20%	5.85%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	5.16%

▲	Inception: 05/31/2007
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class Y shares commenced operations on 8/31/07. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Accordingly, the “Since Inception” performance shown for Class Y, R3, R4 and R5 is since the commencement of operations of Class Y shares, 8/31/07.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 2, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Strategic Income Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Strategic Income Class A	0.95%	0.99%
Strategic Income Class B	1.70%	1.79%
Strategic Income Class C	1.69%	1.69%
Strategic Income Class I	0.70%	0.70%
Strategic Income Class R3	1.25%	1.39%
Strategic Income Class R4	0.95%	1.03%
Strategic Income Class R5	0.65%	0.71%
Strategic Income Class Y	0.60%	0.61%

*	As shown in the Fund's prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014. Net expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014 and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated November 7, 2014, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this annual report is as of October 31, 2014 and does not reflect any changes made to the total annual fund operating expense table in the November 7, 2014 prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill, III	Joseph F. Marvan, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Strategic Income Fund returned 5.06%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.14% for the same period. The Fund also outperformed the 4.45% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter market fears that a change from a historical inflationary environment would be delayed. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter gross domestic product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, allowing the Fed to maintain an accommodative stance.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

During the period, we continued to position the Fund with an overweight to credit sectors, including high yield credit, bank loans, and emerging market debt. Security selection within high yield credit, specifically industrials, and an out-of-benchmark allocation to bank loans represented the top contributors to benchmark-relative outperformance as higher yielding securities embraced the Fed’s forward guidance that continued to be accommodating and improving U.S. economic data. We tactically managed exposures to investment grade credit and high yield through credit default swap index exposure which contributed positively to performance overall.

3

The Hartford Strategic Income Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

The Fund’s allocation to bank loans, emphasizing the high and middle quality portions of the market, was based on strong credit fundamentals and reasonable valuations. The bank loan sector generated strong performance for the period and contributed significantly to benchmark-relative results. Mortgage Backed Securities (MBS) exposure, particularly an allocation to non-agency MBS, and Commercial Mortgage Backed Securities (CMBS) also contributed to the Fund’s relative performance. The Fund’s overweight to emerging markets debt also contributed significantly to relative results over the period. Positive relative results were partially offset by an allocation to developed non-U.S. dollar denominated debt, which detracted from relative results as the dollar strengthened over the period. Additionally, security selection within taxable municipals and an underweight to investment grade industrials detracted from relative returns over the period. Finally, an overweight to the 5-year portion of the yield curve detracted from relative performance, as 5-year U.S. Treasury rates rose over the twelve-month period.

What is the outlook?

At the end of the period, we maintained a moderately pro-cyclical risk posture as we see continued positive U.S. economic momentum, underpinned by still supportive monetary policy, improved investment spending, and much less fiscal drag compared to 2013. We continue to maintain a favorable outlook on global high yield based on low default expectations and positive corporate fundamentals. Within bank loans, we believe that overall credit fundamentals remain strong despite some lower-quality first-time issuers entering the market. We expect short-term interest rates to move higher as the Fed shifts to tighter U.S. monetary policy.

At the end of the period, we maintained underweights to the front-end and long-end of the yield curve and maintained a structural emphasis on higher income-producing sectors such as bank loans, emerging market debt, non-agency MBS, CMBS, and high yield.

Credit Exposure

as of October 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	11.0%
Aa/ AA	3.3
A	0.8
Baa/ BBB	24.7
Ba/ BB	23.1
B	19.2
Caa/ CCC or Lower	13.2
Not Rated	6.4
Non-Debt Securities and Other Short-Term Instruments	8.1
Other Assets and Liabilities	(9.8)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type

as of October 31, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	0.1
Total	0.2%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	14.1%
Corporate Bonds	21.5
Foreign Government Obligations	30.4
Municipal Bonds	0.8
Senior Floating Rate Interests	23.4
U.S. Government Agencies	10.4
U.S. Government Securities	1.0
Total	101.6%
Short-Term Investments	8.0
Purchased Options	0.0
Other Assets and Liabilities	(9.8)
Total	100.0%

4

The Hartford Strategic Income Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 14.1%
	Finance and Insurance - 14.1%
	American Home Mortgage Assets Trust
$467	0.28%, 03/25/2047 ‡Δ	$380
844	1.06%, 10/25/2046 ‡Δ	615
	Banc of America Funding Corp.
671	0.35%, 10/20/2036 ‡Δ	478
225	5.85%, 01/25/2037 ‡	182
	Banc of America Mortgage Securities
413	2.69%, 09/25/2035 Δ	390
	BCAP LLC Trust
800	0.32%, 01/25/2037 ‡Δ	602
794	0.33%, 03/25/2037 ‡Δ	641
664	0.36%, 05/25/2047 ‡Δ	492
	Bear Stearns Adjustable Rate Mortgage Trust
950	2.43%, 10/25/2035 ‡Δ	935
	Bear Stearns Alt-A Trust
277	0.47%, 08/25/2036 Δ	209
	Cent CLO L.P.
1,235	1.71%, 08/01/2024 ■Δ	1,231
	Chase Mortgage Finance Corp.
1,050	5.50%, 11/25/2035 ‡	1,037
	Commercial Mortgage Trust
2,685	4.50%, 03/10/2046 ■‡Δ	1,801
	Countrywide Alternative Loan Trust
768	0.47%, 11/25/2035 ‡Δ	619
1,789	5.75%, 05/25/2036	1,523
	Countrywide Home Loans, Inc.
1,291	2.58%, 09/25/2047 Δ	1,149
1,304	5.75%, 08/25/2037	1,248
	Deutsche Alt-A Securities, Inc. Mortgage
855	0.27%, 08/25/2036 Δ	664
437	0.30%, 03/25/2037 ‡Δ	298
	Downey S & L Association Mortgage Loan Trust
386	1.04%, 03/19/2046 ‡Δ	298
	First Franklin Mortgage Loan Trust
1,155	0.39%, 04/25/2036 ‡Δ	747
	First Horizon Alternative Mortgage Securities
2,194	2.21%, 04/25/2036 ‡Δ	1,833
1,957	2.24%, 09/25/2035 ‡Δ	1,709
	First Horizon Mortgage Pass-Through Trust
174	2.56%, 08/25/2037 Δ	144
	GMAC Mortgage Corp. Loan Trust
1,137	2.93%, 09/19/2035 Δ	1,063
154	2.95%, 04/19/2036 Δ	136
	GS Mortgage Securities Trust
465	3.67%, 04/10/2047 ■Δ	319
1,795	5.02%, 11/10/2045 ■‡Δ	1,762
	GSAA Home Equity Trust
938	0.22%, 12/25/2046 ╦Δ	533
1,993	0.23%, 02/25/2037 ‡Δ	1,085
1,115	0.32%, 03/25/2047 ΔΘ	583
652	5.88%, 09/25/2036 ‡	367
	GSAMP Trust
2,162	0.24%, 01/25/2037 ╦Δ	1,293
	GSR Mortgage Loan Trust
172	2.67%, 10/25/2035 Δ	152
1,676	2.74%, 01/25/2036 Δ	1,552
1,312	2.78%, 04/25/2035 ╦Δ	1,274
	Harborview Mortgage Loan Trust
1,553	0.38%, 05/19/2047 ╦Δ	608
4,313	0.40%, 12/19/2036 ╦Δ	3,052
951	0.49%, 09/19/2035 ╦Δ	733
	Hilton USA Trust
1,395	3.91%, 11/05/2030 ■╦Δ	1,395
	Home Equity Loan Trust
562	2.45%, 11/25/2035 ╦Δ	528
	IMPAC Commercial Mortgage Backed Trust
119	1.65%, 02/25/2036 Δ	116
	IMPAC Secured Assets Trust
2,309	0.43%, 08/25/2036 ╦Δ	1,761
	IndyMac Index Mortgage Loan Trust
569	0.43%, 07/25/2035 ╦Δ	485
352	0.44%, 01/25/2036 ╦Δ	243
1,949	0.55%, 07/25/2046 ╦Δ	957
	JP Morgan Chase Commercial Mortgage Securities Corp.
206	2.75%, 10/15/2045 ■	156
485	4.57%, 12/15/2047 ■╦Δ	412
	JP Morgan Mortgage Trust
391	2.54%, 09/25/2035 Δ	376
499	2.56%, 08/25/2036 ╦Δ	436
624	2.71%, 05/25/2036 ╦Δ	567
	Lehman XS Trust
555	0.36%, 07/25/2046 Δ	440
215	0.39%, 06/25/2047 Δ	144
112	1.00%, 09/25/2047 Δ	91
	Merrill Lynch Mortgage Investors Trust
449	2.52%, 07/25/2035 ╦Δ	372
	Morgan Stanley ABS Capital I
1,201	0.30%, 06/25/2036 ╦Δ	923
	Morgan Stanley BAML Trust
390	4.50%, 08/15/2045 ■	297
	Morgan Stanley Mortgage Loan Trust
1,280	0.32%, 05/25/2036 - 11/25/2036 ╦Δ	610
	RBSGC Mortage Pass Through Certificates
695	6.25%, 01/25/2037 ╦	651
	Residential Accredit Loans, Inc.
274	0.92%, 09/25/2046 Δ	184
2,470	1.41%, 11/25/2037 ╦Δ	1,572
	Residential Asset Securitization Trust
870	0.60%, 03/25/2035 Δ	672
	Residential Funding Mortgage Securities, Inc.
135	3.05%, 04/25/2037 Δ	118
	Sequoia Mortgage Trust
295	0.43%, 01/20/2035 ╦Δ	282
73	2.52%, 07/20/2037 Δ	59
	Soundview Home Equity Loan Trust, Inc.
1,566	0.39%, 07/25/2036 ╦Δ	912
	SpringCastle America Funding LLC
1,550	2.70%, 05/25/2023 ■	1,551
	Springleaf Mortgage Loan Trust
1,035	3.52%, 12/25/2065 ■	1,056
	Structured Adjustable Rate Mortgage Loan Trust
2,189	2.48%, 02/25/2036 Δ	1,749
	Structured Agency Credit Risk Debt Notes
280	4.90%, 10/25/2024 Δ	281
	Structured Asset Mortgage Investments, Inc.
1,707	0.38%, 02/25/2036 ╦Δ	1,391
	UBS-Barclays Commercial Mortgage Trust
240	4.23%, 03/10/2046 ■Δ	200

The accompanying notes are an integral part of these financial statements.

5

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 14.1% - (continued)
		Finance and Insurance - 14.1% - (continued)
		VNO Mortgage Trust
	$710	4.08%, 12/13/2029 ■Δ	$717
		Wells Fargo Alternative Loan Trust
	249	2.60%, 12/28/2037 Δ	200
	260	6.25%, 11/25/2037	246
		Wells Fargo Mortgage Backed Securities Trust
	446	2.49%, 09/25/2036 ╦Δ	414
	1,387	2.61%, 04/25/2036 Δ	1,353
	158	5.21%, 10/25/2035 ╦Δ	157
		WF-RBS Commercial Mortgage Trust
	1,750	4.96%, 11/15/2045 ■╦Δ	1,534
	366	5.00%, 06/15/2044 - 04/15/2045 ■╦	307
			59,652

		Total Asset and Commercial Mortgage Backed Securities
		(Cost $56,108)	$59,652

Corporate Bonds - 21.5%
		Accommodation and Food Services - 0.1%
		Choice Hotels International, Inc.
	$420	5.75%, 07/01/2022 ‡	$453

		Administrative, Support, Waste Management and Remediation Services - 0.3%
		ADT (The) Corp.
	875	6.25%, 10/15/2021	919
		Clean Harbors, Inc.
	60	5.13%, 06/01/2021 ‡	61
	121	5.25%, 08/01/2020 ‡	124
		Equinix, Inc.
	45	4.88%, 04/01/2020 ‡	46
	135	5.38%, 04/01/2023 ‡	139
			1,289
		Arts, Entertainment and Recreation - 0.7%
		CCO Holdings LLC
	30	5.13%, 02/15/2023 ‡	30
	335	5.25%, 09/30/2022 ‡	337
	70	5.75%, 09/01/2023 ‡	72
		Gannett Co., Inc.
	200	4.88%, 09/15/2021 ■	201
	1,100	5.13%, 10/15/2019 - 07/15/2020 ╦	1,143
		Grupo Televisa S.A.B.
	365	5.00%, 05/13/2045 ╦	363
		NBC Universal Enterprise
	440	5.25%, 12/19/2049 ■╦	458
		Numericable Group S.A.
	235	4.88%, 05/15/2019 ■	235
			2,839
		Chemical Manufacturing - 0.2%
		Eagle Spinco, Inc.
	400	4.63%, 02/15/2021	388
		NOVA Chemicals Corp.
	560	5.00%, 05/01/2025 ■	578
			966
		Construction - 0.2%
		Lennar Corp.
	600	4.50%, 06/15/2019 ╦	611
		Ryland Group, Inc.
	231	5.38%, 10/01/2022	226
			837
		Electrical Equipment and Appliance Manufacturing - 0.0%
		Sensata Technologies B.V.
	35	5.63%, 11/01/2024 ■	37

		Finance and Insurance - 10.3%
		AerCap Ireland Capital Ltd.
	700	4.50%, 05/15/2021 ■‡	707
		AXA S.A.
	1,330	6.46%, 12/14/2018 ■‡♠Δ	1,389
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	2,200	7.00%, 12/29/2049 §	2,828
	1,200	9.00%, 05/09/2018 §♠	1,297
		Banco do Brasil
	1,050	6.25%, 04/15/2024 §♠	824
		Banco Santander S.A.
EUR	3,000	6.25%, 03/12/2049 - 09/11/2049 ╦§	3,678
		Bank of Ireland
EUR	775	10.00%, 07/30/2016 §	1,049
		Barclays Bank plc
EUR	925	8.00%, 12/15/2049	1,203
	1,050	8.25%, 12/15/2018 ♠β	1,084
		CIT Group, Inc.
	1,017	5.50%, 02/15/2019 ■‡	1,085
		Citigroup, Inc.
	310	6.68%, 09/13/2043 ‡	394
		CNH Industrial Capital LLC
	30	3.38%, 07/15/2019 ■	29
		Credit Agricole S.A.
EUR	1,050	6.50%, 06/23/2049 §	1,338
	435	6.63%, 09/23/2019 ■♠Δ	425
		Credit Suisse Group AG
EUR	475	5.75%, 09/18/2025 §	662
	990	6.25%, 12/18/2024 ■♠Δ	963
	675	7.88%, 02/24/2041 §	720
		Development Bank of Kazakhstan JSC
	525	4.13%, 12/10/2022 ╦§	497
		HSBC Holdings plc
	450	5.25%, 03/14/2044 ╦	489
	675	5.63%, 01/17/2020 ╦♠	686
	600	6.38%, 09/17/2024 ╦♠	612
		JP Morgan Chase & Co.
	2,345	5.63%, 08/16/2043 ╦	2,677
		KBC Groep N.V.
EUR	575	5.63%, 03/19/2019 §♠	706
		Lloyds Banking Group plc
EUR	1,825	6.38%, 06/27/2049 §	2,361
GBP	750	7.00%, 12/29/2049 §	1,198
		Mapfre S.A.
EUR	1,450	5.92%, 07/24/2037	1,931
		Minerva Luxembourg S.A.
	560	7.75%, 01/31/2023 ■╦	585
		Nationwide Building Society
GBP	1,525	6.88%, 03/11/2049 §	2,385
		Navient Corp.
	340	5.50%, 01/15/2019 ╦	352
	400	7.25%, 01/25/2022	447
	490	8.45%, 06/15/2018 ╦	560

The accompanying notes are an integral part of these financial statements.

6

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 21.5% - (continued)
		Finance and Insurance - 10.3% - (continued)
		SBA Tower Trust
	$1,355	3.60%, 04/15/2043 ■╦	$1,364
		Societe Generale
	785	6.00%, 01/27/2020 ■♠	740
EUR	650	6.75%, 04/07/2049 §	818
	2,350	8.25%, 11/29/2018 ╦§♠	2,483
		UniCredit S.p.A.
	500	8.00%, 06/03/2024 §♠	501
		Vnesheconombank Via VEB Finance plc
	300	5.94%, 11/21/2023 §	283
		VTB Capital S.A.
	1,525	6.88%, 05/29/2018 ╦§	1,556
		Yasar Holdings
	930	8.88%, 05/06/2020 ■☼	930
			43,836
		Food Manufacturing - 0.7%
		ESAL GmbH
	825	6.25%, 02/05/2023 §	841
		Grupo Bimbo S.A.B. de C.V.
	2,125	4.88%, 06/27/2044 ■	2,084
			2,925
		Health Care and Social Assistance - 0.7%
		Community Health Systems, Inc.
	405	5.13%, 08/01/2021 ‡	423
		HCA, Inc.
	305	4.75%, 05/01/2023 ╦	310
	500	6.50%, 02/15/2020 ╦	558
		Tenet Healthcare Corp.
	1,380	6.00%, 10/01/2020 ╦	1,484
		Wellcare Health Plans, Inc.
	175	5.75%, 11/15/2020 ╦	180
			2,955
		Information - 2.1%
		Activision Blizzard, Inc.
	1,390	5.63%, 09/15/2021 ■‡	1,478
		Audatex North America, Inc.
	585	6.00%, 06/15/2021 ■‡	619
		DISH DBS Corp.
	350	6.75%, 06/01/2021 ‡	388
	425	7.88%, 09/01/2019 ‡	494
		MTS International Funding Ltd.
	1,040	5.00%, 05/30/2023 ■╦	932
		Sprint Communications, Inc.
	799	7.00%, 03/01/2020 ■╦	891
	451	9.00%, 11/15/2018 ■╦	531
		T-Mobile USA, Inc.
	315	5.25%, 09/01/2018 ╦	327
	85	6.13%, 01/15/2022	88
	400	6.46%, 04/28/2019 ╦	417
	160	6.63%, 04/28/2021 ╦	169
	195	6.73%, 04/28/2022 ╦	206
		Videotron Ltd.
	750	5.38%, 06/15/2024 ■	772
		VimpelCom Holdings B.V.
	1,285	5.95%, 02/13/2023 ■╦	1,181
		Wind Acquisition Finance S.A.
	350	4.75%, 07/15/2020 ■	342
			8,835
		Machinery Manufacturing - 0.1%
		Case New Holland Industrial, Inc.
	585	7.88%, 12/01/2017 ‡	657

		Mining - 0.9%
		ABJA Investment Co. Pte Ltd.
	2,035	5.95%, 07/31/2024 §	2,068
		FMG Resources Aug 2006
	396	6.88%, 04/01/2022 ■‡	409
		Peabody Energy Corp.
	40	6.00%, 11/15/2018	39
	860	6.50%, 09/15/2020 ╦	819
		Steel Dynamics, Inc.
	145	5.13%, 10/01/2021 ■	150
	155	5.50%, 10/01/2024 ■	164
			3,649
		Motor Vehicle and Parts Manufacturing - 0.1%
		General Motors Co.
	360	6.25%, 10/02/2043 ╦	428

		Nonmetallic Mineral Product Manufacturing - 0.5%
		Grupo Cementos Chihuahua
	1,180	8.13%, 02/08/2020 ■	1,288
		Union Andina de Cementos SAA
	710	5.88%, 10/30/2021 ■	721
			2,009
		Other Services - 0.1%
		Cardtronics, Inc.
	315	5.13%, 08/01/2022 ■‡	313

		Paper Manufacturing - 0.2%
		Clearwater Paper Corp.
	315	5.38%, 02/01/2025 ■‡	319
		Graphic Packaging International
	390	4.88%, 11/15/2022 ☼	392
			711
		Petroleum and Coal Products Manufacturing - 1.5%
		California Resources Corp.
	50	5.00%, 01/15/2020 ■	51
	125	5.50%, 09/15/2021 ■	127
	85	6.00%, 11/15/2024 ■	87
		Concho Resources, Inc.
	115	6.50%, 01/15/2022	124
		Denbury Resources, Inc.
	765	5.50%, 05/01/2022 ‡	753
		EDC Finance Ltd.
	1,115	4.88%, 04/17/2020 ■	1,009
		Harvest Operations Corp.
	181	6.88%, 10/01/2017 ╦	185
		KazMunayGas National Co. JSC
	980	11.75%, 01/23/2015 ╦§	1,000
		MEG Energy Corp.
	375	7.00%, 03/31/2024 ■	377
		Pertamina Persero PT
	900	5.63%, 05/20/2043 ╦§	862
		Tesoro Corp.
	455	5.13%, 04/01/2024	456
		Tesoro Logistics L.P.
	230	5.50%, 10/15/2019 ■	237
	350	6.25%, 10/15/2022 ■	362

The accompanying notes are an integral part of these financial statements.

7

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 21.5% - (continued)
		Petroleum and Coal Products Manufacturing - 1.5% - (continued)
		WPX Energy, Inc.
	$260	5.25%, 09/15/2024 ☼	$254
	425	6.00%, 01/15/2022	445
			6,329
		Pipeline Transportation - 0.9%
		El Paso Corp.
	305	7.00%, 06/15/2017 ‡	339
		Energy Transfer Equity L.P.
	2,125	5.95%, 10/01/2043 ‡	2,348
	1,005	7.50%, 10/15/2020 ‡	1,156
		Kinder Morgan Finance Co.
	10	6.00%, 01/15/2018 ■	11
		Southern Star Central Corp.
	70	5.13%, 07/15/2022 ■	71
			3,925
		Primary Metal Manufacturing - 0.2%
		ArcelorMittal
	515	5.75%, 08/05/2020	547
		United States Steel Corp.
	260	7.38%, 04/01/2020 ╦	291
			838
		Rail Transportation - 0.1%
		Kazakhstan Temir Zholy Finance B.V.
	385	6.95%, 07/10/2042 ╦§	429

		Real Estate, Rental and Leasing - 0.1%
		International Lease Finance Corp.
	490	5.88%, 04/01/2019 - 08/15/2022 ╦	529
			529
		Retail Trade - 0.9%
		Arcelik AS
	995	5.00%, 04/03/2023 ■	940
		Building Materials Corp.
	440	5.38%, 11/15/2024 ■☼	441
	174	6.75%, 05/01/2021 ■‡	187
	141	7.50%, 03/15/2020 ■‡	149
		Group 1 Automotive, Inc.
	285	5.00%, 06/01/2022 ■	282
		Sally Holdings LLC
	80	5.75%, 06/01/2022	85
		Sotheby's
	820	5.25%, 10/01/2022 ■╦	804
		William Carter Co.
	950	5.25%, 08/15/2021 ╦	979
			3,867
		Transportation Equipment Manufacturing - 0.1%
		Huntington Ingalls Industries, Inc.
	405	7.13%, 03/15/2021 ╦	435

		Utilities - 0.5%
		AES (The) Corp.
	1,100	8.00%, 06/01/2020 ‡	1,277
		Dolphin Subsidiary II, Inc.
	265	7.25%, 10/15/2021 ‡	282
		NRG Energy, Inc.
	375	6.25%, 07/15/2022	392
			1,951
		Total Corporate Bonds
		(Cost $91,556)	$91,042

Foreign Government Obligations - 30.4%
		Angola - 0.2%
		Angola (Republic of)
	$775	7.00%, 08/16/2019 §	$828

		Argentina - 0.5%
		Argentina (Republic of)
	415	0.00%, 04/17/2017 ●	368
	2,175	8.75%, 06/02/2017	1,914
			2,282
		Armenia - 0.2%
		Armenia (Republic of)
	800	6.00%, 09/30/2020 §	836

		Austria - 0.1%
		Austria (Republic of)
EUR	180	1.75%, 10/20/2023 ■	$242
EUR	225	1.95%, 06/18/2019 ■	305
			547
		Azerbaijan - 0.3%
		Azerbaijan (Republic of)
	1,140	4.75%, 03/13/2023 §	1,132

		Belgium - 0.2%
		Belgium (Kingdom of)
EUR	515	1.25%, 06/22/2018 §	672
EUR	250	2.60%, 06/22/2024 ■	356
			1,028
		Brazil - 2.9%
		Brazil (Federative Republic of)
	1,540	5.00%, 01/27/2045 ‡	1,509
	571	5.63%, 01/07/2041 ‡	618
	400	5.88%, 01/15/2019 ‡	452
	721	8.00%, 01/15/2018 ‡	798
	2,195	8.25%, 01/20/2034 ‡	3,040
BRL	9,190	9.70%, 09/01/2020 ○	2,382
	800	11.00%, 08/17/2040 ‡	864
	1,295	12.25%, 03/06/2030 ‡	2,428
			12,091
		Colombia - 1.8%
		Colombia (Republic of)
	1,350	4.38%, 07/12/2021 ‡	1,440
	565	5.63%, 02/26/2044 ‡	631
	1,055	6.13%, 01/18/2041 ‡	1,266
	1,245	7.38%, 09/18/2037 ‡	1,677
	430	8.13%, 05/21/2024 ‡	573
	1,295	11.75%, 02/25/2020 ‡	1,842
			7,429
		Costa Rica - 0.2%
		Costa Rica (Republic of)
	1,175	5.63%, 04/30/2043 §	1,028

The accompanying notes are an integral part of these financial statements.

8

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 30.4% - (continued)
		Denmark - 0.1%
		Denmark (Kingdom of)
DKK	1,745	4.00%, 11/15/2019	$350

		Dominican Republic - 0.2%
		Dominican (Republic of)
DOP	30,000	11.50%, 05/10/2024 ■	699

		Finland - 0.1%
		Finland (Republic of)
EUR	150	1.13%, 09/15/2018 ■	196
EUR	90	1.50%, 04/15/2023 ■	119
			315
		France - 0.6%
		France (Government of)
EUR	1,850	1.00%, 11/25/2018 ╦	2,398

		Hungary - 0.8%
		Hungary (Republic of)
	784	5.38%, 02/21/2023	843
	296	5.75%, 11/22/2023	326
	360	6.25%, 01/29/2020	404
	444	6.38%, 03/29/2021	504
	966	7.63%, 03/29/2041	1,248
			3,325
		Iceland - 0.1%
		Iceland (Republic of)
	250	5.88%, 05/11/2022 §	282

		Indonesia - 2.5%
		Indonesia (Republic of)
	1,440	4.88%, 05/05/2021 ╦§	1,539
	710	6.63%, 02/17/2037 §	829
	965	6.75%, 01/15/2044 §	1,183
	2,155	6.88%, 01/17/2018 ╦§	2,433
	1,800	7.75%, 01/17/2038 ╦§	2,369
IDR	14,400,000	8.38%, 03/15/2024	1,217
	860	8.50%, 10/12/2035 §	1,200
			10,770
		Ireland - 0.1%
		Ireland (Republic of)
EUR	80	3.40%, 03/18/2024 §	115
EUR	230	4.50%, 10/18/2018	333
			448
		Italy - 0.5%
		Italy (Republic of)
EUR	1,650	1.50%, 08/01/2019 ╦	2,097

		Japan - 0.8%
		Japan (Government of)
JPY	306,750	0.30%, 03/20/2017 - 09/20/2018 ╦	2,751
JPY	50,000	1.10%, 03/20/2021	471
			3,222
		Latvia - 0.5%
		Latvia (Republic of)
	1,900	5.25%, 02/22/2017 - 06/16/2021 §	2,100
			2,100
		Lithuania - 0.6%
		Lithuania (Republic of)
	1,305	6.13%, 03/09/2021 ╦§	1,520
	725	6.75%, 01/15/2015 §	733
	150	7.38%, 02/11/2020 §	182
			2,435
		Malaysia - 0.1%
		Malaysia (Government of)
MYR	1,620	4.26%, 09/15/2016	499

		Mexico - 2.6%
		Mexico (United Mexican States)
	580	3.50%, 01/21/2021	596
MXN	25,247	4.00%, 06/13/2019 ◄╦	2,071
	3,126	4.75%, 03/08/2044 ╦	3,174
	2,272	5.75%, 10/12/2110 ╦	2,406
	1,290	6.05%, 01/11/2040 ╦	1,558
MXN	2,238	6.50%, 06/09/2022 ╦	174
	830	6.75%, 09/27/2034	1,072
MXN	1,749	8.00%, 06/11/2020	147
			11,198
		Netherlands - 0.3%
		Netherlands (Government of)
EUR	700	1.25%, 01/15/2019 ■	919
EUR	195	2.00%, 07/15/2024	267
			1,186
		Nigeria - 0.5%
		Nigeria (Republic of)
NGN	330,000	13.05%, 08/16/2016	2,020

		Norway - 0.0%
		Norway (Kingdom of)
NOK	955	3.75%, 05/25/2021	160

		Panama - 0.3%
		Panama (Republic of)
	870	8.88%, 09/30/2027	1,246

		Peru - 0.5%
		Peru (Republic of)
	1,450	8.75%, 11/21/2033 ╦	2,229

		Philippines - 1.2%
		Philippines (Republic of)
	580	5.50%, 03/30/2026	677
	945	6.38%, 01/15/2032	1,210
	2,035	10.63%, 03/16/2025 ╦	3,220
			5,107
		Poland - 0.1%
		Poland (Republic of)
PLN	205	4.00%, 10/25/2023	68
PLN	1,100	5.25%, 10/25/2017	359
			427
		Romania - 0.7%
		Romania (Republic of)
	610	4.38%, 08/22/2023 ╦§	635
	1,116	6.13%, 01/22/2044 ╦§	1,307
	1,026	6.75%, 02/07/2022 §	1,229
			3,171

The accompanying notes are an integral part of these financial statements.

9

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 30.4% - (continued)
		Russia - 4.0%
		Russia (Federation of)
	$1,400	3.25%, 04/04/2017 ╦§	$1,404
	3,400	3.63%, 04/29/2015 ╦§	3,413
	3,000	4.88%, 09/16/2023 ╦§	3,005
	1,900	5.00%, 04/29/2020 ╦§	1,957
RUB	47,200	7.50%, 02/27/2019 Δ	1,006
	3,452	7.50%, 03/31/2030 ╦§	3,916
	1,450	12.75%, 06/24/2028 ╦§	2,389
			17,090
		Singapore - 0.1%
		Singapore (Republic of)
SGD	400	3.75%, 09/01/2016	330

		Slovenia - 0.1%
		Slovenia (Republic of)
	385	5.85%, 05/10/2023	432

		South Africa - 0.4%
		South Africa (Republic of)
ZAR	18,175	7.75%, 02/28/2023	1,654
ZAR	790	8.00%, 01/31/2030	70
			1,724
		Spain - 0.6%
		Spain (Kingdom of)
EUR	50	2.75%, 10/31/2024 ■	66
EUR	1,215	4.50%, 01/31/2018 ╦	1,702
EUR	560	5.50%, 04/30/2021	883
			2,651
		Sweden - 0.1%
		Sweden (Kingdom of)
SEK	2,615	3.75%, 08/12/2017	390

		Switzerland - 0.1%
		Switzerland (Government of)
CHF	50	2.00%, 05/25/2022 §	59
CHF	145	3.00%, 01/08/2018 §	165
			224
		Turkey - 2.9%
		Turkey (Republic of)
	2,020	5.13%, 03/25/2022 ╦	2,147
	2,184	6.00%, 01/14/2041 ╦	2,420
	2,472	6.75%, 04/03/2018 - 05/30/2040 ╦	2,872
	1,100	7.00%, 09/26/2016	1,203
	640	7.25%, 03/15/2015	654
	670	7.38%, 02/05/2025	828
	1,785	7.50%, 07/14/2017 ╦	2,008
			12,132
		Ukraine - 0.7%
		Ukraine (Government of)
	3,280	6.25%, 06/17/2016 §	2,919

		United Kingdom - 0.3%
		United Kingdom (Government of)
GBP	220	1.00%, 09/07/2017 §	352
GBP	250	1.25%, 07/22/2018 §	399
GBP	100	1.75%, 07/22/2019 §	162
GBP	255	2.00%, 01/22/2016 §	415
			1,328
		Uruguay - 0.5%
		Uruguay (Republic of)
	460	4.13%, 11/20/2045	401
UYU	36,534	4.25%, 04/05/2027 ◄╦	1,620
			2,021
		Venezuela - 1.0%
		Venezuela (Republic of)
	2,225	7.00%, 03/31/2038 §	1,279
	1,195	8.25%, 10/13/2024 §	722
	2,355	11.95%, 08/05/2031 ╦§	1,713
	805	12.75%, 08/23/2022 ╦§	640
			4,354
		Total Foreign Government Obligations
		(Cost $129,454)	$128,480

Municipal Bonds - 0.8%
		Higher Education (Univ., Dorms, etc.) - 0.2%
		University of California
	$835	4.60%, 05/15/2031 ╦	$905

		Miscellaneous - 0.6%
		Puerto Rico Government Employees Retirement System
	1,250	6.15%, 07/01/2038 ‡	619
	1,300	6.20%, 07/01/2039 ‡	643
	2,365	6.30%, 07/01/2043 ‡	1,159
	485	6.55%, 07/01/2058 ‡	237
			2,658
		Total Municipal Bonds
		(Cost $3,798)	$3,563

Senior Floating Rate Interests ♦ - 23.4%
		Accommodation and Food Services - 0.1%
		Four Seasons Holdings, Inc.
	$307	3.50%, 06/29/2020	$304
	275	6.25%, 12/28/2020	276
			580

		Administrative, Support, Waste Management and Remediation Services - 0.6%
		Acosta Holdco, Inc.
	600	5.00%, 09/26/2021	600
		ADS Waste Holdings, Inc.
	427	3.75%, 10/09/2019	418
		Audio Visual Services Group, Inc.
	254	4.50%, 01/25/2021	252
		Brickman Group Holdings, Inc.
	253	4.00%, 12/18/2020	248
		Filtration Group, Inc.
	248	4.50%, 11/20/2020	247
	105	8.25%, 11/22/2021	105
		PRA Holdings, Inc.
	794	4.50%, 09/23/2020	783
			2,653
		Agriculture, Construction, Mining and Machinery - 0.2%
		Signode Industrial Group US, Inc.
	885	4.00%, 05/01/2021	868

The accompanying notes are an integral part of these financial statements.

10

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 23.4% - (continued)
	Air Transportation - 0.4%
	Delta Air Lines, Inc.
$1,579	3.25%, 04/20/2017 - 10/18/2018	$1,557
		1,557
	Apparel Manufacturing - 0.5%
	Bauer Performance Sports Ltd.
242	4.00%, 04/15/2021	240
	J. Crew Group, Inc.
975	4.00%, 03/05/2021	941
	Kate Spade & Co.
918	4.00%, 04/09/2021	891
		2,072
	Arts, Entertainment and Recreation - 2.8%
	24 Hour Fitness Worldwide, Inc.
648	4.75%, 05/28/2021	647
	Aristocrat Leisure Ltd.
725	4.75%, 10/20/2021	719
	Caesars Entertainment Operating Co., Inc.
361	5.99%, 03/01/2017	321
965	6.99%, 03/01/2017	864
	Caesars Growth Property Holdings LLC
459	6.25%, 05/08/2021	433
	Formula One Holdings
1,416	4.75%, 07/30/2021	1,404
535	7.75%, 07/29/2022	533
	Hoyts Group Holdings LLC
751	4.00%, 05/29/2020	739
	ION Media Networks, Inc.
471	5.00%, 12/18/2020	470
	MGM Resorts International
904	3.50%, 12/20/2019	893
	Numericable, Term Loan B
295	4.50%, 05/21/2020	295
	Numericable, Term Loan B2
255	4.50%, 05/21/2020	256
	Salem Communications Corp.
156	4.50%, 03/13/2020	154
	Scientific Games International, Inc.
360	6.00%, 10/01/2021	352
	Templar Energy
605	8.50%, 11/25/2020	545
	Town Sports International Holdings, Inc.
412	4.50%, 11/15/2020	335
	Tribune Co.
1,088	4.00%, 12/27/2020	1,078
	Univision Communications, Inc., Term Loan C3
746	4.00%, 03/01/2020	738
	Univision Communications, Inc., Term Loan C4
630	4.00%, 03/01/2020	623
	XO Communications LLC
383	4.25%, 03/20/2021	379
		11,778
	Chemical Manufacturing - 1.2%
	Arysta LifeScience Corp.
785	4.50%, 05/29/2020	781
	Cytec Industries, Inc.
34	4.50%, 10/03/2019	33
	Ferro Corp.
340	4.00%, 07/30/2021	335
	Ineos US Finance LLC
700	3.75%, 05/04/2018	691
	MacDermid, Inc.
632	4.00%, 06/07/2020	618
	Minerals Technologies, Inc.
558	4.00%, 05/07/2021	555
	Monarch, Inc.
65	4.50%, 10/03/2019	65
	Pinnacle Operating Corp.
892	4.75%, 11/15/2018	885
	PQ Corp.
614	4.00%, 08/07/2017	607
	Solenis International L.P.
280	4.25%, 07/31/2021	276
		4,846
	Computer and Electronic Product Manufacturing - 1.0%
	Avago Technologies Ltd.
908	3.75%, 05/06/2021	904
	CDW LLC
842	3.25%, 04/29/2020 ☼	822
	Ceridian LLC
321	4.12%, 05/09/2017	320
334	4.50%, 05/09/2017	332
	Freescale Semiconductor, Inc.
980	4.25%, 02/28/2020	966
	NXP Semiconductors Netherlands B.V.
506	3.25%, 01/11/2020	500
	Vantiv LLC
284	3.75%, 06/13/2021	282
		4,126
	Construction - 0.2%
	Brand Energy & Infrastructure Services, Inc.
819	4.75%, 11/26/2020	813

	Finance and Insurance - 1.7%
	Asurion LLC
817	5.00%, 05/24/2019	818
980	8.50%, 03/03/2021	995
	Chrysler Group LLC
1,213	3.50%, 05/24/2017	1,206
	Cooper Gay Swett & Crawford Ltd.
336	5.00%, 04/16/2020	302
	Evertec LLC
400	3.50%, 04/17/2020	393
	ION Trading Technologies Ltd.
525	7.25%, 06/10/2022	516
	National Financial Partners Corp.
663	4.50%, 07/01/2020	657
	Santander Asset Management S.A.
993	4.25%, 12/17/2020	988
	Sedgwick CMS Holdings, Inc.
375	6.75%, 02/28/2022	364
	USI Insurance Services LLC
413	4.25%, 12/27/2019	408
	Walter Investment Management Corp.
723	4.75%, 12/18/2020	679
		7,326
	Food Manufacturing - 0.7%
	Burger King Co.
510	4.50%, 10/27/2021	510
	H.J. Heinz Co.
602	3.50%, 06/05/2020	598

The accompanying notes are an integral part of these financial statements.

11

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 23.4% - (continued)
	Food Manufacturing - 0.7% - (continued)
	Hearthside Food Solutions
$374	4.50%, 06/02/2021	$372
	Hostess Brands, Inc.
184	6.75%, 04/09/2020	187
	U.S. Foodservice, Inc.
1,252	4.50%, 03/31/2019	1,247
		2,914
	Food Services - 0.0%
	Arby's Restaurant Group, Inc.
194	4.75%, 11/15/2020	193

	Furniture and Related Product Manufacturing - 0.2%
	Wilsonart International Holdings LLC
796	4.00%, 10/31/2019	783

	Health Care and Social Assistance - 1.8%
	Alkermes, Inc.
436	3.50%, 09/25/2019	429
	American Renal Holdings, Inc.
520	8.50%, 03/20/2020	510
	Catalent Pharma Solutions, Inc.
38	6.50%, 12/31/2017	38
	Community Health Systems, Inc.
759	4.25%, 01/27/2021	760
	DaVita HealthCare Partners, Inc.
569	3.50%, 06/24/2021	563
	HCA, Inc.
592	2.98%, 05/01/2018	589
	Healogics, Inc.
180	5.25%, 07/01/2021	179
	Ikaria Acquisition, Inc.
113	5.00%, 02/12/2021	113
	One Call Medical, Inc.
263	5.00%, 11/27/2020	262
	Ortho-Clinical Diagnostics, Inc.
858	4.75%, 06/30/2021	848
	Salix Pharmaceuticals Ltd.
655	4.25%, 01/02/2020	654
	STHI Holding Corp.
245	4.50%, 08/06/2021	243
	Surgery Center Holdings, Inc.
265	5.25%, 07/24/2020 ☼	265
	Truven Health Analytics, Inc.
478	4.50%, 06/06/2019	468
	US Renal Care, Inc.
1,170	4.25%, 07/03/2019	1,161
616	10.25%, 01/03/2020	617
		7,699
	Health Care Providers and Services - 0.1%
	Medpace Holdings, Inc.
557	4.75%, 04/01/2021	554

	Information - 3.5%
	Cabovisao-Televisao Por Cabo S.A.
1,418	5.50%, 07/02/2019	1,425
	Charter Communications Operating LLC
631	3.00%, 01/03/2021	620
350	4.25%, 09/10/2021	352
	Crown Castle International Corp.
439	3.00%, 01/31/2021	435
	Eagle Parent, Inc.
709	4.00%, 05/16/2018	702
	First Data Corp.
1,500	3.65%, 03/23/2018 - 09/24/2018	1,485
	Gray Television, Inc.
170	3.75%, 06/13/2021	167
	Intelsat Jackson Holdings S.A.
796	3.75%, 06/30/2019	789
	Kronos, Inc.
1,437	4.50%, 10/30/2019	1,429
669	9.75%, 04/30/2020	686
	La Quinta Intermediate Holdings
517	4.00%, 04/14/2021	513
	Lawson Software, Inc.
874	3.75%, 06/03/2020	862
	Level 3 Communications, Inc.
660	4.00%, 08/01/2019	656
	Level 3 Financing, Inc.
625	4.50%, 01/31/2022 ☼	627
	MISYS plc
882	5.00%, 12/12/2018	882
	Syniverse Holdings, Inc.
883	4.00%, 04/23/2019	868
	Verint Systems, Inc.
251	3.50%, 09/06/2019	248
	Virgin Media Finance plc
775	3.50%, 06/07/2020	764
	West Corp.
608	3.25%, 06/30/2018	598
	Zayo Group LLC
832	4.00%, 07/02/2019	823
		14,931
	Media - 0.3%
	Entravision Communications Corp.
1,007	3.50%, 05/31/2020	976
	Media General, Inc.
227	4.25%, 07/31/2020	225
		1,201
	Mining - 0.8%
	American Rock Salt Holdings LLC
998	4.75%, 05/20/2021	987
	Arch Coal, Inc.
1,197	6.25%, 05/16/2018	1,055
	BWAY Holding Co.
359	5.50%, 08/14/2020	360
	Fortescue Metals Group Ltd.
1,027	3.75%, 06/30/2019	1,001
		3,403
	Miscellaneous Manufacturing - 0.6%
	DigitalGlobe, Inc.
335	3.75%, 01/31/2020	333
	Reynolds Group Holdings, Inc.
1,024	4.00%, 11/30/2018	1,017
	Sequa Corp.
257	5.25%, 06/19/2017	244
	TransDigm Group, Inc.
823	3.75%, 02/28/2020	809
		2,403

The accompanying notes are an integral part of these financial statements.

12

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 23.4% - (continued)
	Motor Vehicle and Parts Manufacturing - 0.3%
	Navistar, Inc.
$206	5.75%, 08/17/2017	$207
	SRAM LLC
813	4.01%, 04/10/2020	797
		1,004
	Nonmetallic Mineral Product Manufacturing - 0.0%
	Ardagh Holdings USA, Inc.
134	4.00%, 12/17/2019	133

	Other Services - 0.4%
	Alliance Laundry Systems LLC
458	4.25%, 12/10/2018	452
	Husky Injection Molding Systems Ltd.
110	4.25%, 06/30/2021	108
	Husky International Ltd.
190	7.25%, 06/30/2022	186
	Rexnord LLC
827	4.00%, 08/21/2020	814
		1,560
	Petroleum and Coal Products Manufacturing - 1.1%
	American Energy-Marcellus LLC
270	5.25%, 08/04/2020	263
	Callon Petroleum Co.
270	8.50%, 10/08/2021 ☼	266
	Chief Exploration & Development
415	7.50%, 05/16/2021	398
	Crosby Worldwide Ltd.
908	4.00%, 11/23/2020	869
	Drillships Ocean Ventures, Inc.
274	5.50%, 07/25/2021	263
	Everest Acquisition LLC
527	3.50%, 05/24/2018	513
	Paragon Offshore Finance Co.
295	3.75%, 07/16/2021	276
	Seadrill Ltd.
1,004	4.00%, 02/21/2021	947
	Shelf Drilling International Holdings Ltd.
305	10.00%, 10/08/2018	300
	Western Refining, Inc.
531	4.25%, 11/12/2020	526
		4,621
	Pipeline Transportation - 0.1%
	NGPL Pipeco LLC
538	6.75%, 09/15/2017	537

	Plastics and Rubber Products Manufacturing - 0.4%
	Consolidated Container Co.
622	5.00%, 07/03/2019	614
	Goodyear (The) Tire & Rubber Co.
900	4.75%, 04/30/2019	902
		1,516
	Primary Metal Manufacturing - 0.3%
	Novelis, Inc.
682	3.75%, 03/10/2017	674
	WireCo WorldGroup, Inc.
553	6.00%, 02/15/2017	554
		1,228
	Professional, Scientific and Technical Services - 0.7%
	Advantage Sales & Marketing, Inc.
460	4.25%, 07/23/2021	456
	AlixPartners LLP
582	4.00%, 07/10/2020	572
236	9.00%, 07/10/2021	239
	Getty Images, Inc.
531	4.75%, 10/18/2019	500
	MoneyGram International, Inc.
478	4.25%, 03/27/2020	462
	Paradigm Ltd.
634	4.75%, 07/30/2019	618
		2,847
	Real Estate, Rental and Leasing - 0.6%
	DTZ U.S. Borrower LLC
295	5.00%, 10/23/2021 - 10/28/2021 ☼	295
265	8.25%, 10/28/2022 ☼	266
	Fly Leasing Ltd.
794	4.50%, 08/09/2019	793
	Neff Corp.
465	7.25%, 06/09/2021	466
	Realogy Corp., Extended Credit Linked Deposit
22	4.41%, 10/10/2016	22
	Realogy Group LLC
731	3.75%, 03/05/2020	724
		2,566
	Retail Trade - 1.5%
	Albertson's LLC
1,045	4.50%, 08/25/2021 ☼	1,045
	Amscan Holdings, Inc.
539	4.00%, 07/27/2019	528
	BJ's Wholesale Club, Inc.
539	4.50%, 09/26/2019	533
	FleetPride, Inc.
786	5.25%, 11/19/2019	769
	Mauser-Werke GmbH
230	4.50%, 07/31/2021	226
	Metaldyne Performance Group, Inc.
495	4.50%, 10/20/2021 ☼	495
	Michaels Stores, Inc.
517	3.75%, 01/28/2020	508
205	4.00%, 01/28/2020	202
	Neiman Marcus (The) Group, Inc.
1,063	4.25%, 10/25/2020	1,049
	Rite Aid Corp.
745	4.88%, 06/21/2021	743
325	5.75%, 08/21/2020	327
		6,425
	Truck Transportation - 0.2%
	Nexeo Solutions LLC
745	5.00%, 09/09/2017	735
	Swift Transportation Co., Inc.
214	3.75%, 06/09/2021	212
		947
	Utilities - 0.9%
	Calpine Corp.
599	4.00%, 10/09/2019	593
	Energy Future Holdings
235	4.25%, 06/19/2016	234
	NRG Energy, Inc.
605	2.75%, 07/01/2018	594

The accompanying notes are an integral part of these financial statements.

13

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 23.4% - (continued)
	Utilities - 0.9% - (continued)
	PowerTeam Services LLC, Delayed Draw Term Loan
$16	4.25%, 05/06/2020	$15
	PowerTeam Services LLC, Term Loan 1
294	4.25%, 05/06/2020	287
	Sandy Creek Energy Associates L.P.
756	5.00%, 11/09/2020	752
	Star West Generation LLC
521	4.25%, 03/13/2020	516
	Texas Competitive Electric Holdings Co. LLC
564	3.75%, 05/05/2016	567
500	4.65%, 10/10/2017 Ψ	364
		3,922
	Wholesale Trade - 0.2%
	Gates Global LLC
960	4.25%, 07/05/2021	948

	Total Senior Floating Rate Interests
	(Cost $99,918)	$98,954

U.S. Government Agencies - 10.4%
	FHLMC - 2.4%
$5,874	0.53%, 10/25/2020 ►	$86
6,400	4.00%, 11/15/2044 ☼,Ð	6,789
1,500	4.50%, 11/15/2044 ☼,Ð	1,625
1,400	5.00%, 11/15/2044 ☼,Ð	1,547
100	5.50%, 12/15/2044 ☼,Ð	111
		10,158
	FNMA - 7.3%
2,030	2.50%, 11/15/2029 ☼,Ð	2,060
8,269	3.00%, 11/15/2029 - 11/15/2044 ☼,Ð	8,307
12,200	3.50%, 11/15/2029 - 12/15/2044 ☼,Ð	12,639
1,000	4.00%, 11/15/2029 ☼,Ð	1,062
6,100	4.50%, 11/15/2044 ☼,Ð	6,611
300	5.00%, 11/15/2044 ☼,Ð	332
500	5.50%, 06/25/2042 ►	87
		31,098
	GNMA - 0.7%
500	3.00%, 11/15/2044 ☼,Ð	509
1,700	4.00%, 11/15/2044 ☼,Ð	1,818
400	5.00%, 12/15/2044 ☼,Ð	441
100	6.00%, 11/15/2044 ☼,Ð	113
		2,881
	Total U.S. Government Agencies
	(Cost $44,051)	$44,137

U.S. Government Securities - 1.0%
U.S. Treasury Securities - 1.0%
	U.S. Treasury Bonds - 0.4%
$1,335	3.75%, 11/15/2043 □Є	$1,515
50	5.38%, 02/15/2031 □Є	67
		1,582
	U.S. Treasury Notes - 0.6%
550	0.38%, 04/15/2015 Є	551
900	0.88%, 01/31/2018 Є	894
80	1.88%, 09/30/2017 □Є	82
910	2.13%, 08/15/2021 □	916
		2,443
		4,025
	Total U.S. Government Securities
	(Cost $3,875)	$4,025

Common Stocks - 0.1%
	Energy - 0.1%
83,644	KCA Deutag ⌂●†	$408

	Total Common Stocks
	(Cost $1,134)	$408

Preferred Stocks - 0.1%
	Diversified Financials - 0.1%
—	Citigroup Capital XIII	$1
20	GMAC Capital Trust I β	535
		536
	Total Preferred Stocks
	(Cost $515)	$536

	Total Long-Term Investments Excluding Purchased Options
	(Cost $430,409)	$430,797

Short-Term Investments - 8.0%
Repurchase Agreements - 8.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $97, collateralized by U.S. Treasury Note 1.50%, 2019, value of $99)
$97	0.08%, 10/31/2014	$97
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $1,648, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $1,681)
1,648	0.09%, 10/31/2014	1,648
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $443, collateralized by U.S.
Treasury Bond 2.88% - 5.25%, 2029 - 2043,
U.S. Treasury Note 0.38% - 4.50%, 2015 -
	2022, value of $452)
443	0.08%, 10/31/2014	443
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,501, collateralized by FHLMC
2.00% - 5.50%, 2022 - 2034, FNMA 2.00% -
4.50%, 2024 - 2039, GNMA 3.00%, 2043,
U.S. Treasury Note 4.63%, 2017, value of
	$1,531)
1,501	0.10%, 10/31/2014	1,501

The accompanying notes are an integral part of these financial statements.

14

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 8.0% - (continued)
Repurchase Agreements - 8.0% - (continued)
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$5,655, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$5,768)
$5,655	0.08%, 10/31/2014		$5,655
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $6,500,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $6,630)
6,500	0.09%, 10/31/2014		6,500
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $375, collateralized by U.S. Treasury Note 0.88%, 2017, value of $383)
375	0.13%, 10/31/2014		375
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $552, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$563)
552	0.07%, 10/31/2014		552
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $5,818, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury
Bond 3.75% - 11.25%, 2015 - 2043, U.S.
Treasury Note 1.38% - 4.25%, 2015 - 2022,
	value of $5,935)
5,818	0.08%, 10/31/2014		5,818
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$11,275, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note
1.75% - 2.88%, 2018 - 2019, value of
	$11,501)
11,275	0.10%, 10/31/2014		11,275
			33,864
	Total Short-Term Investments
	(Cost $33,864)		$33,864

	Total Investments Excluding Purchased Options
	(Cost $464,273)	109.8%	$464,661
	Total Purchased Options
	(Cost $375)	—%	201
	Total Investments
	(Cost $464,648) ▲	109.8%	$464,862
	Other Assets and Liabilities	(9.8)%	(41,734)
	Total Net Assets	100.0%	$423,128

The accompanying notes are an integral part of these financial statements.

15

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $464,784 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,137
Unrealized Depreciation	(10,059)
Net Unrealized Appreciation	$78

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value of these securities was $408, which represents 0.1% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $42,695, which represents 10.1% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $77,445, which represents 18.3% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	83,644	KCA Deutag	$1,134

At October 31, 2014, the aggregate value of these securities was $408, which represents 0.1% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Ð	Represents or includes a TBA transaction.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $48,669 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Є	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

Θ	This security, or a portion of this security, has been pledged as collateral in connection with OTC option and/or swaption contracts.

□	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

Cash and securities pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged ‡	Received *
OTC option and/or OTC swap contracts	$260	$3,494
Centrally cleared swaps contracts	1,077	–
Total	$1,337	$3,494

‡	As previously noted, certain securities, or a portion of these securities, are pledged as collateral in connection with certain derivative instruments. These securities are held by the Fund but are not represented in the table above.
*	Securities valued at $1,879, held on behalf of the Fund at the custodian bank, were designated by broker(s) as collateral in connection with OTC option and/or OTC swap contracts. Since the broker retains legal title to the securities, the securities are not considered an asset of the Fund.

OTC Option Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Calls
BRL Call/USD Put	JPM	FX	2.43 BRL per USD	09/28/15	BRL	2,600,000	$11	$19	$(8)
INR Call/USD Put	BOA	FX	62.55 INR per USD	01/16/15	INR	160,000,000	43	41	2
MXN Call/USD Put	JPM	FX	13.61 MXN per USD	01/15/15	MXN	33,854,670	43	50	(7)
RUB Call/USD Put	GSC	FX	36.97 RUB per USD	09/02/15	RUB	39,000,000	2	14	(12)
TRY Call/USD Put	JPM	FX	2.31 TRY per USD	01/19/15	TRY	5,700,000	78	54	24
Total Calls						241,154,670	$177	$178	$(1)
Total purchased option contracts						241,154,670	$177	$178	$(1)

*   The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Swaption Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Puts
Interest Rate Swaption USD	JPM	IR	3.50%	04/29/15	USD	11,210,000	$24	$197	$(173)

Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.22	JPM	CR	3.75%	11/19/14	EUR	23,205,000	$387	$392	$5

Puts
Credit Default Swaption ITRAXX.XOV.22	JPM	CR	3.75%	11/19/14	EUR	23,205,000	$180	$281	$101

Total written swaption contracts						46,410,000	$567	$673	$106

* The number of contracts does not omit 000's.

Δ For purchased swaptions, premiums are paid by the Fund, for written swaptions, premiums are received.

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Australian 10-Year Bond Future	5	12/15/2014	$538	$540	$2	$–	$2	$–
Australian 3-Year Bond Future	10	12/15/2014	966	966	–	–	1	–
Canadian Government 10-Year Bond Future	4	12/18/2014	484	486	2	–	–	–
Euro-BOBL Future	2	12/08/2014	321	321	–	–	–	–
Euro-BTP Future	9	12/08/2014	1,468	1,470	2	–	11	–
Euro-BUND Future	4	12/08/2014	756	757	1	–	–	–
Euro-OAT Future	8	12/08/2014	1,437	1,452	15	–	5	–
Euro-Schatz Future	21	12/08/2014	2,921	2,920	–	(1)	–	–
Japan 10-Year Bond Future	4	12/11/2014	5,187	5,218	31	–	–	–
Japan 10-Year Mini Bond Future	6	12/10/2014	778	783	5	–	1	–
U.S. Treasury 10-Year Note Future	281	12/19/2014	35,634	35,507	–	(127)	61	(209)
U.S. Treasury 5-Year Note Future	247	12/31/2014	29,528	29,499	–	(29)	–	(41)
Total					$58	$(157)	$81	$(250)
Short position contracts:
90-Day Eurodollar Future	3	12/15/2014	$748	$748	$–	$–	$–	$–
90-Day Eurodollar Future	127	12/14/2015	31,502	31,485	17	–	20	(6)
Long Gilt Future	1	12/29/2014	184	184	–	–	–	–
U.S. Treasury 2-Year Note Future	1	12/31/2014	219	219	–	–	–	–
U.S. Treasury 5-Year Note Future	317	12/31/2014	37,850	37,859	–	(9)	4	(13)
U.S. Treasury CME Ultra Long Term Bond Future	74	12/19/2014	11,606	11,604	2	–	42	–
U.S. Treasury Long Bond Future	15	12/19/2014	2,131	2,116	15	–	7	–
Total					$34	$(9)	$73	$(19)
Total futures contracts					$92	$(166)	$154	$(269)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	399	(0.32)%	07/25/45	$191	$–	$86	$–	$(105)
ABX.HE.AA.06-1	JPM	USD	1,286	(0.32)%	07/25/45	338	–	274	–	(64)
ABX.HE.AAA.06-1	BCLY	USD	51	(0.18)%	07/25/45	6	–	1	–	(5)
ABX.HE.AAA.06-1	GSC	USD	231	(0.18)%	07/25/45	20	–	5	–	(15)
ABX.HE.AAA.06-1	JPM	USD	93	(0.18)%	07/25/45	3	–	3	–	–
ABX.HE.AAA.06-1	JPM	USD	237	(0.18)%	07/25/45	5	–	6	1	–
ABX.HE.AAA.06-1	MSC	USD	85	(0.18)%	07/25/45	9	–	2	–	(7)
ABX.HE.AAA.06-1	MSC	USD	55	(0.18)%	07/25/45	1	–	1	–	–
ABX.HE.AAA.06-2	BOA	USD	1,450	(0.11)%	05/25/46	304	–	290	–	(14)
ABX.HE.AAA.06-2	DEUT	USD	530	(0.11)%	05/25/46	124	–	106	–	(18)
ABX.HE.AAA.06-2	MSC	USD	698	(0.11)%	05/25/46	136	–	140	4	–
ABX.HE.AAA.07-1	CSI	USD	1,333	(0.09)%	08/25/37	389	–	346	–	(43)
ABX.HE.AAA.07-1	GSC	USD	467	(0.09)%	08/25/37	118	–	121	3	–
ABX.HE.AAA.07-1	MSC	USD	1,430	(0.09)%	08/25/37	352	–	371	19	–
ABX.HE.PENAAA.06-2	BOA	USD	8	(0.11)%	05/25/46	2	–	1	–	(1)
ABX.HE.PENAAA.06-2	CSI	USD	1,278	(0.11)%	05/25/46	385	–	179	–	(206)
ABX.HE.PENAAA.06-2	JPM	USD	455	(0.11)%	05/25/46	88	–	64	–	(24)
ABX.HE.PENAAA.06-2	JPM	USD	358	(0.11)%	05/25/46	49	–	50	1	–
ABX.HE.PENAAA.07-1	BCLY	USD	973	(0.09)%	08/25/37	421	–	224	–	(197)
CMBX.NA.A.7	JPM	USD	755	(2.00)%	01/17/47	–	(16)	(2)	14	–
CMBX.NA.AA.1	JPM	USD	885	(0.25)%	10/12/52	175	–	129	–	(46)
CMBX.NA.AA.2	BOA	USD	1,591	(0.15)%	03/15/49	604	–	516	–	(88)
CMBX.NA.AA.2	CSI	USD	1,041	(0.15)%	03/15/49	324	–	337	13	–
CMBX.NA.AA.2	JPM	USD	1,405	(0.15)%	03/15/49	528	–	455	–	(73)
CMBX.NA.AA.2	MSC	USD	119	(0.15)%	03/15/49	48	–	39	–	(9)
CMBX.NA.AA.7	CSI	USD	2,055	(1.50)%	01/17/47	10	–	6	–	(4)
CMBX.NA.AA.7	CSI	USD	820	(1.50)%	01/17/47	–	(8)	2	10	–
CMBX.NA.AA.7	MSC	USD	870	(1.50)%	01/17/47	–	(9)	2	11	–
CMBX.NA.AJ.1	JPM	USD	735	(0.84)%	10/12/52	52	–	18	–	(34)
CMBX.NA.AJ.1	MSC	USD	390	(0.84)%	10/12/52	28	–	10	–	(18)
CMBX.NA.AJ.2	DEUT	USD	1,062	(1.09)%	03/15/49	97	–	91	–	(6)
CMBX.NA.AJ.4	CSI	USD	264	(0.96)%	02/17/51	52	–	51	–	(1)
CMBX.NA.AJ.4	CSI	USD	1,947	(0.96)%	02/17/51	363	–	379	16	–
CMBX.NA.AJ.4	DEUT	USD	891	(0.96)%	02/17/51	174	–	173	–	(1)
CMBX.NA.AJ.4	GSC	USD	1,449	(0.96)%	02/17/51	253	–	283	30	–
CMBX.NA.AJ.4	MSC	USD	369	(0.96)%	02/17/51	65	–	72	7	–
CMBX.NA.AJ.4	MSC	USD	1,688	(0.96)%	02/17/51	525	–	329	–	(196)
CMBX.NA.AM.2	CSI	USD	1,545	(0.50)%	03/15/49	94	–	19	–	(75)
CMBX.NA.AM.2	MSC	USD	2,945	(0.50)%	03/15/49	146	–	37	–	(109)
CMBX.NA.AM.4	MSC	USD	675	(0.50)%	02/17/51	96	–	27	–	(69)
CMBX.NA.AS.6	CSI	USD	1,700	(1.00)%	05/11/63	23	–	15	–	(8)
CMBX.NA.AS.7	CSI	USD	1,080	(1.00)%	01/17/47	26	–	17	–	(9)
CMBX.NA.AS.7	GSC	USD	725	(1.00)%	01/17/47	17	–	11	–	(6)
Total						$6,641	$(33)	$5,286	$129	$(1,451)

The accompanying notes are an integral part of these financial statements.

19

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices: - (continued)
Sell protection:
CDX.EM.22	GSC	USD	5,160	1.00%	12/20/19	$–	$(379)	$(333)	$46	$–
CDX.EM.22	MSC	USD	1,270	1.00%	12/20/19	–	(93)	(82)	11	–
CMBX.NA.A.2	BOA	USD	429	0.25%	03/15/49	–	(250)	(278)	–	(28)
CMBX.NA.AAA.6	BOA	USD	825	0.50%	05/11/63	–	(22)	(16)	6	–
CMBX.NA.AAA.6	CSI	USD	5,100	0.50%	05/11/63	–	(116)	(100)	16	–
CMBX.NA.AAA.6	DEUT	USD	41,065	0.50%	05/11/63	–	(1,961)	(802)	1,159	–
CMBX.NA.AAA.6	GSC	USD	14,515	0.50%	05/11/63	–	(287)	(283)	4	–
CMBX.NA.AAA.6	JPM	USD	4,995	0.50%	05/11/63	–	(164)	(97)	67	–
CMBX.NA.BB.6	BCLY	USD	415	5.00%	05/11/63	2	–	(1)	–	(3)
CMBX.NA.BB.6	BOA	USD	1,340	5.00%	05/11/63	–	(13)	(2)	11	–
CMBX.NA.BB.6	CSI	USD	215	5.00%	05/11/63	–	–	–	–	–
CMBX.NA.BB.6	CSI	USD	963	5.00%	05/11/63	3	–	(1)	–	(4)
CMBX.NA.BB.6	CSI	USD	1,240	5.00%	05/11/63	–	(7)	(3)	4	–
CMBX.NA.BB.6	MSC	USD	3,355	5.00%	05/11/63	–	(215)	(5)	210	–
CMBX.NA.BB.7	BCLY	USD	190	5.00%	01/17/47	–	(6)	(5)	1	–
CMBX.NA.BB.7	BOA	USD	730	5.00%	01/17/47	–	(20)	(18)	2	–
CMBX.NA.BB.7	CSI	USD	1,970	5.00%	01/17/47	–	(84)	(47)	37	–
CMBX.NA.BB.7	CSI	USD	270	5.00%	01/17/47	2	–	(7)	–	(9)
CMBX.NA.BB.7	DEUT	USD	480	5.00%	01/17/47	–	(14)	(12)	2	–
CMBX.NA.BB.7	GSC	USD	1,135	5.00%	01/17/47	–	(69)	(28)	41	–
CMBX.NA.BBB-.7	CSI	USD	925	3.00%	01/17/47	–	(56)	(18)	38	–
PrimeX.ARM.2	MSC	USD	148	4.58%	06/25/36	–	(10)	5	15	–
PrimeX.ARM.2	MSC	USD	1,348	4.58%	12/25/37	44	–	41	–	(3)
PrimeX.FRM.1	JPM	USD	190	4.42%	07/25/36	19	–	19	–	–
Total						$70	$(3,766)	$(2,073)	$1,670	$(47)
Total traded indices						$6,711	$(3,799)	$3,213	$1,799	$(1,498)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	GSC	USD	7,600	1.00% / 0.41%	09/20/17	$–	$(529)	$129	$658	$–
Citigroup, Inc.	GSC	USD	7,225	1.00% / 0.41%	09/20/17	–	(471)	122	593	–
Goldman Sachs Group, Inc.	UBS	USD	3,625	1.00% / 0.49%	09/20/17	–	(267)	54	321	–
Morgan Stanley	BCLY	USD	3,625	1.00% / 0.48%	09/20/17	–	(406)	55	461	–
Total						$–	$(1,673)	$360	$2,033	$–
						$6,711	$(5,472)	$3,573	$3,832	$(1,498)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Buy protection:
CDX.NA.IG.23	CME	USD	16,580	(1.00)%	12/20/19	$(254)	$(292)	$–	$(38)	$–	$(13)
ITRAXX.EUR.22	ICE	EUR	13,070	(1.00)%	12/20/19	(257)	(287)	–	(30)	–	(23)
ITRAXX.XOV.22	ICE	EUR	10,512	(5.00)%	12/20/19	(826)	(847)	–	(21)	6	(60)
Total						$(1,337)	$(1,426)	$–	$(89)	$6	$(96)
Sell protection:
CDX.NA.HY.22	CME	USD	28,017	5.00%	06/20/19	$1,953	$2,099	$146	$–	$94	$–
CDX.NA.HY.23	CME	USD	13,835	5.00%	12/20/19	908	967	59	–	55	–
Total						$2,861	$3,066	$205	$–	$149	$–
Total traded indices						$1,524	$1,640	$205	$(89)	$155	$(96)

(a)	The FCM to the contracts is GSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
DEUT	KRW CD KSDA	2.36% Fixed	KRW	56,365	12/17/19	$–	$–	$–	$–	$–
DEUT	KRW CD KSDA	2.41% Fixed	KRW	116,825	12/17/19	–	–	1	1	–
DEUT	KRW CD KSDA	2.51% Fixed	KRW	37,115	12/17/19	–	–	–	–	–
DEUT	KRW CD KSDA	2.76% Fixed	KRW	19,930	12/17/24	1	–	1	–	–
DEUT	KRW CD KSDA	2.85% Fixed	KRW	49,640	12/17/24	–	–	2	2	–
JPM	KRW CD KSDA	2.21% Fixed	KRW	42,275	12/17/19	–	–	–	–	–
JPM	KRW CD KSDA	2.39% Fixed	KRW	93,940	12/17/19	–	–	1	1	–
JPM	KRW CD KSDA	2.51% Fixed	KRW	36,700	12/17/19	–	–	–	–	–
JPM	KRW CD KSDA	2.60% Fixed	KRW	149,485	12/17/19	–	–	3	3	–
Total						$1	$–	$8	$7	$–

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2014

Clearing	Payments made	Payments received	Notional		Expiration	Upfront Premiums Paid	Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
House (a)	by Fund	by Fund	Amount		Date	(Received)	Value ╪	Asset	Liability	Asset	Liability
LCH	6M GBP LIBOR	2.13% Fixed	GBP	165	12/21/18	$–	$–	$–	$–	$–	$–
LCH	6M GBP LIBOR	2.45% Fixed	GBP	2,300	12/21/18	15	19	4	–	–	(3)
Total						$15	$19	$4	$–	$–	$(3)

(a)	The FCM to the contracts is GSC.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Total Return Swap Contracts Outstanding at October 31, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
JPM CORP EMBI †	JPM	USD	12,625	3M LIBOR - 1.00%	12/24/14	$–	$–	$(40)	$–	$(40)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2014, the aggregate market value of these securities was $(40), which rounds to zero percent of total net assets.

TBA Sale Commitments Outstanding at October 31, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 3.50%	$1,700	11/15/2044	$1,755	$(14)
FNMA, 5.50%	400	11/15/2044	447	(1)
GNMA, 3.00%	700	11/15/2044	713	3
GNMA, 3.50%	3,850	11/15/2044	4,024	10
GNMA, 4.50%	2,100	11/15/2044	2,292	(12)
Total			$9,231	$(14)

At October 31, 2014, the aggregate market value of these securities represents 2.2% of total net assets.

The accompanying notes are an integral part of these financial statements.

22

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/28/2014	BOA	$40	$40	$–	$–
AUD	Buy	11/28/2014	JPM	31	31	–	–
AUD	Buy	11/28/2014	JPM	31	31	–	–
AUD	Buy	11/28/2014	NAB	908	913	5	–
AUD	Sell	11/28/2014	CBA	20	20	–	–
AUD	Sell	11/28/2014	NAB	199	200	–	(1)
CAD	Buy	11/28/2014	RBC	1,105	1,098	–	(7)
CHF	Buy	11/28/2014	HSBC	16	16	–	–
CHF	Sell	11/28/2014	HSBC	57	56	1	–
DKK	Sell	11/28/2014	GSC	21	21	–	–
EUR	Buy	11/28/2014	CBA	989	975	–	(14)
EUR	Buy	11/28/2014	CSFB	6	6	–	–
EUR	Buy	11/28/2014	HSBC	15	15	–	–
EUR	Buy	12/17/2014	HSBC	1,239	1,239	–	–
EUR	Buy	11/28/2014	JPM	8,539	8,449	–	(90)
EUR	Buy	12/17/2014	TDS	1,329	1,305	–	(24)
EUR	Sell	12/17/2014	BCLY	728	722	6	–
EUR	Sell	11/28/2014	BNP	107	107	–	–
EUR	Sell	09/18/2015	CBK	847	823	24	–
EUR	Sell	12/17/2014	CSFB	511	505	6	–
EUR	Sell	12/17/2014	DEUT	3,616	3,501	115	–
EUR	Sell	11/04/2014	HSBC	1,238	1,238	–	–
EUR	Sell	11/28/2014	HSBC	649	642	7	–
EUR	Sell	11/28/2014	JPM	13,670	13,526	144	–
GBP	Buy	11/28/2014	CBK	1,414	1,412	–	(2)
GBP	Buy	11/28/2014	SSG	40	40	–	–
GBP	Sell	11/28/2014	BOA	19	19	–	–
GBP	Sell	11/28/2014	CBK	3,743	3,738	5	–
GBP	Sell	11/28/2014	HSBC	32	32	–	–
JPY	Buy	11/28/2014	BNP	54	54	–	–
JPY	Buy	11/28/2014	GSC	76	73	–	(3)
JPY	Buy	12/17/2014	JPM	327	310	–	(17)
JPY	Buy	11/28/2014	RBS	9,903	9,521	–	(382)
JPY	Sell	12/17/2014	GSC	318	310	8	–
JPY	Sell	11/28/2014	JPM	59	59	–	–
KRW	Sell	11/28/2014	BCLY	20	20	–	–
KRW	Sell	11/28/2014	HSBC	266	263	3	–
MXN	Buy	11/28/2014	MSC	90	91	1	–
MXN	Sell	11/28/2014	MSC	62	62	–	–
MYR	Sell	11/28/2014	HSBC	246	245	1	–
NOK	Buy	11/28/2014	JPM	21	21	–	–
NOK	Sell	11/28/2014	CBK	22	21	1	–
NZD	Buy	11/28/2014	JPM	39	39	–	–
NZD	Sell	11/28/2014	BOA	19	19	–	–
NZD	Sell	11/28/2014	JPM	63	63	–	–
NZD	Sell	11/28/2014	MSC	19	19	–	–
NZD	Sell	11/28/2014	WEST	287	284	3	–
PLN	Sell	11/28/2014	HSBC	41	41	–	–
RSD	Buy	09/18/2015	CBK	786	770	–	(16)
SEK	Buy	11/28/2014	CSFB	42	41	–	(1)
SEK	Sell	11/28/2014	CSFB	132	130	2	–
SEK	Sell	11/28/2014	SSG	42	41	1	–
SEK	Sell	11/28/2014	UBS	1	1	–	–
SGD	Sell	11/28/2014	HSBC	205	203	2	–
ZAR	Buy	11/28/2014	CBK	95	94	–	(1)
Total						$335	$(558)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC
TDS	TD Securities, Inc.
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
DOP	Dominican Peso
EUR	EURO
GBP	British Pound
IDR	Indonesian New Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
RSD	Serbian Dinar
RUB	Russian New Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
EMBI	Emerging Markets Bond Index
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Other Abbreviations:
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CR	Credit
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

24

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$59,652	$–	$42,528	$17,124
Common Stocks ‡	408	–	–	408
Corporate Bonds	91,042	–	90,112	930
Foreign Government Obligations	128,480	–	128,480	–
Municipal Bonds	3,563	–	3,563	–
Preferred Stocks	536	536	–	–
Senior Floating Rate Interests	98,954	–	98,954	–
U.S. Government Agencies	44,137	–	44,137	–
U.S. Government Securities	4,025	–	4,025	–
Short-Term Investments	33,864	–	33,864	–
Purchased Options	201	–	201	–
Total	$464,862	$536	$445,864	$18,462
Foreign Currency Contracts *	$335	$–	$335	$–
Futures *	92	92	–	–
Swaps - Credit Default *	4,037	–	4,037	–
Swaps - Interest Rate *	11	–	11	–
Total	$4,475	$92	$4,383	$–
Liabilities:
TBA Sale Commitments	$9,231	$–	$9,231	$–
Written Options	567	–	567	–
Total	$9,798	$–	$9,798	$–
Foreign Currency Contracts *	$558	$–	$558	$–
Futures *	166	166	–	–
Swaps - Credit Default *	1,587	–	1,587	–
Swaps - Interest Rate *	–	–	–	–
Swaps - Total Return *	40	–	–	40
Total	$2,351	$166	$2,145	$40

♦	For the year ended October 31, 2014, investments valued at $557 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$23,507	$1,455	$(353	)†	$1,284	$5,726	$(14,155)	$—	$(340)	$17,124
Common Stocks	580	—	(172	)‡	—	—	—	—	—	408
Corporate Bonds	—	—	—	§	—	930	—	—	—	930
U.S. Government Agencies	204	—	—		—	—	—	—	(204)	—
Total	$24,291	$1,455	$(525)		$1,284	$6,656	$(14,155)	$—	$(544)	$18,462

Liabilities:
Swaps**	$—	$—	$40	††	$—	$—	$—	$—	$—	$40
Total	$—	$—	$40		$—	$—	$—	$—	$—	$40

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $87.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(172).
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was zero.
**	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
††	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(40).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

26

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $464,648)	$464,862
Cash	2,362	*
Foreign currency on deposit with custodian (cost $1)	1
Unrealized appreciation on foreign currency contracts	335
Unrealized appreciation on OTC swap contracts	3,839
Receivables:
Investment securities sold	13,687
Fund shares sold	852
Dividends and interest	3,591
Variation margin on financial derivative instruments	309
OTC swap premiums paid	6,712
Other assets	71
Total assets	496,621
Liabilities:
Unrealized depreciation on foreign currency contracts	558
Unrealized depreciation on OTC swap contracts	1,538
TBA sale commitments, at market value (proceeds $9,217)	9,231
Payables:
Investment securities purchased	53,395
Fund shares redeemed	547
Investment management fees	45
Dividends	—
Administrative fees	—
Distribution fees	29
Collateral received from broker	1,616
Variation margin on financial derivative instruments	368
Accrued expenses	72
OTC swap premiums received	5,472
Written option contracts (proceeds $673)	567
Other liabilities	55
Total liabilities	73,493
Net assets	$423,128
Summary of Net Assets:
Capital stock and paid-in-capital	$411,820
Distributions in excess of net investment income	(435)
Accumulated net realized gain	9,347
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,396
Net assets	$423,128

* Cash of $1,337 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Strategic Income Fund
Statement of Assets and Liabilities – (continued)
October 31, 2014
(000’s Omitted)

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.30/$9.74
Shares outstanding	15,499
Net assets	$144,172
Class B: Net asset value per share	$9.30
Shares outstanding	684
Net assets	$6,367
Class C: Net asset value per share	$9.32
Shares outstanding	11,794
Net assets	$109,960
Class I: Net asset value per share	$9.33
Shares outstanding	5,230
Net assets	$48,809
Class R3: Net asset value per share	$9.29
Shares outstanding	23
Net assets	$213
Class R4: Net asset value per share	$9.30
Shares outstanding	14
Net assets	$131
Class R5: Net asset value per share	$9.30
Shares outstanding	13
Net assets	$120
Class Y: Net asset value per share	$9.30
Shares outstanding	12,194
Net assets	$113,356

The accompanying notes are an integral part of these financial statements.

28

The Hartford Strategic Income Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$41
Interest	23,742
Less: Foreign tax withheld	(44)
Total investment income	23,739

Expenses:
Investment management fees	2,707
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	196
Class B	15
Class C	106
Class I	37
Class R3	—
Class R4	—
Class Y	3
Distribution fees
Class A	368
Class B	77
Class C	1,158
Class R3	1
Class R4	—
Custodian fees	45
Accounting services fees	99
Registration and filing fees	123
Board of Directors' fees	14
Audit fees	15
Other expenses	88
Total expenses (before waivers and fees paid indirectly)	5,052
Expense waivers	(167)
Custodian fee offset	—
Total waivers and fees paid indirectly	(167)
Total expenses, net	4,885
Net Investment Income	18,854
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	7,024
Less: Foreign taxes paid on realized capital gains	(12)
Net realized loss on purchased option contracts	(434)
Net realized loss on TBA sale transactions	(830)
Net realized gain on futures contracts	3,318
Net realized gain on written option contracts	7
Net realized gain on swap contracts	2,666
Net realized loss on foreign currency contracts	(257)
Net realized loss on other foreign currency transactions	(149)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	11,333
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(2,285)
Net unrealized depreciation of purchased option contracts	(183)
Net unrealized appreciation of TBA sale commitments	108
Net unrealized depreciation of futures contracts	(821)
Net unrealized appreciation of written option contracts	100
Net unrealized appreciation of swap contracts	77
Net unrealized depreciation of foreign currency contracts	(505)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(45)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(3,554)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	7,779
Net Increase in Net Assets Resulting from Operations	$26,633

The accompanying notes are an integral part of these financial statements.

29

The Hartford Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$18,854	$24,632
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	11,333	(2,650)
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(3,554)	(13,636)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,633	(8,346)
Distributions to Shareholders:
From net investment income
Class A	(5,833)	(7,682)
Class B	(244)	(342)
Class C	(3,714)	(5,382)
Class I	(1,868)	(3,158)
Class R3	(8)	(7)
Class R4	(5)	(5)
Class R5	(5)	(5)
Class Y	(7,645)	(8,236)
Total from net investment income	(19,322)	(24,817)
From net realized gain on investments
Class A	—	(6,363)
Class B	—	(353)
Class C	—	(5,982)
Class I	—	(2,850)
Class R3	—	(4)
Class R4	—	(4)
Class R5	—	(3)
Class Y	—	(4,823)
Total from net realized gain on investments	—	(20,382)
Total distributions	(19,322)	(45,199)
Capital Share Transactions:
Class A	(18,130)	(47,299)
Class B	(2,953)	(2,613)
Class C	(20,638)	(68,997)
Class I	(2,517)	(48,675)
Class R3	(30)	108
Class R4	(12)	18
Class R5	5	8
Class Y	(105,576)	52,059
Net decrease from capital share transactions	(149,851)	(115,391)
Net Decrease in Net Assets	(142,540)	(152,244)
Net Assets:
Beginning of period	565,668	717,912
End of period	$423,128	$565,668
Undistributed (distributions in excess of) net investment income	$(435)	$199

The accompanying notes are an integral part of these financial statements.

30

The Hartford Strategic Income Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Strategic Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and

31

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent

32

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

33

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at October 31, 2014
Assets:
Asset and Commercial Mortgage Backed Securities
Cost	Recent trade price	$100.44	$281
	Date	10/24/2014
Discounted cash flow	Internal rate of return	3.08% - 6.87% (4.50%)	14,723
	Life expectancy (in months)	24 - 273 (139)
Independent pricing service	Prior day valuation	$67.09 - $68.63 ($67.32)	2,120
Common Stocks
Model Δ	Enterprise Value/Estimated 2014 EBITDA	5.85x to 7.18x for Platform Services, 4.93x to 5.15x for Land Drilling, 5.20x to 6.86 x MODU, 6.19x to 8.42x Bentec	408
Corporate Bonds
Cost	Recent trade price	$100.00	930
	Date	10/30/2014
Total			$18,462
Liabilities:
Swap Contracts: ▲
Independent pricing service	Prior day valuation	($0.31)	$40
Total			$40

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
Δ	Includes illiquidity discount of 10%.
▲	Derivative instruments are valued at the unrealized appreciation/depreciation on the investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

34

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

35

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open TBA commitments as of October 31, 2014, which may be a part of dollar roll transactions.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of October 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage

36

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option,

37

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of October 31, 2014. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

Options Contract Activity During the Year Ended October 31, 2014:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	337,000	$7
Written	23,205,000	392
Expired	(337,000)	(7)
Closed	—	—
Exercised	—	—
End of period	23,205,000	$392

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	23,205,000	281
Expired	—	—
Closed	—	—
Exercised	—	—
End of period	23,205,000	$281

* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the

38

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a

39

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2014.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statement of Operations at the determination date.  The Fund had no outstanding spreadlock swap contracts as of October 31, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Variance swap contracts involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a fixed rate or strike price payment for the floating rate or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset. The Fund, as shown on the Schedule of investments, had outstanding total return swap contracts as of October 31, 2014.

40

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$24	$177	$—	$—	$—	$—	$201
Unrealized appreciation on foreign currency contracts	—	335	—	—	—	—	335
Unrealized appreciation on OTC swap contracts	7	—	3,832	—	—	—	3,839
Variation margin receivable *	154	—	155	—	—	—	309
Total	$185	$512	$3,987	$—	$—	$—	$4,684

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$558	$—	$—	$—	$—	$558
Unrealized depreciation on OTC swap contracts	—	—	1,498	40	—	—	1,538
Variation margin payable *	272	—	96	—	—	—	368
Written option contracts, market value	—	—	567	—	—	—	567
Total	$272	$558	$2,161	$40	$—	$—	$3,031

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $(74) and open centrally cleared swaps net cumulative appreciation of $120 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$(414)	$(20)	$—	$—	$—	$—	$(434)
Net realized gain on futures contracts	3,318	—	—	—	—	—	3,318
Net realized gain on written option contracts	—	7	—	—	—	—	7
Net realized gain (loss) on swap contracts	(1,511)	—	4,963	(786)	—	—	2,666
Net realized loss on foreign currency contracts	—	(257)	—	—	—	—	(257)
Total	$1,393	$(270)	$4,963	$(786)	$—	$—	$5,300

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased option contracts	$(189)	$6	$—	$—	$—	$—	$(183)
Net change in unrealized depreciation of futures contracts	(821)	—	—	—	—	—	(821)
Net change in unrealized appreciation (depreciation) of written option contracts	—	(6)	106	—	—	—	100
Net change in unrealized appreciation (depreciation) of swap contracts	523	—	(406)	(40)	—	—	77
Net change in unrealized depreciation of foreign currency contracts	—	(505)	—	—	—	—	(505)
Total	$(487)	$(505)	$(300)	$(40)	$—	$—	$(1,332)

41

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received		Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$5,922	$(2,307)	$(1,834)	$(1,469	)†	$312
Futures contracts - variation margin receivable	154	(154)	—	—		—
Swap contracts - variation margin receivable	155	(99)	—	—		56
Unrealized appreciation on foreign currency contracts	335	(131)	—	—		204
Total subject to a master netting or similar arrangement	$6,566	$(2,691)	$(1,834)	$(1,469)		$572

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

† An additional $45 of non-cash collateral and $146 of cash collateral was received by the Fund related to derivative assets.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option and OTC swap contracts at market value	$2,747	$(2,307)	$—	$(260)	$180
Futures contracts - variation margin payable	269	(154)	(1,799)	—	—
Swaps contracts - variation margin payable	99	(99)	(1,496)	(1,077)	—
Unrealized depreciation on foreign currency contracts	558	(131)	—	—	427
Total subject to a master netting or similar arrangement	$3,673	$(2,691)	$(3,295)	$(1,337)	$607

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest

42

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

43

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$19,322	$38,153
Long-Term Capital Gains ‡	—	7,186

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$4,056
Undistributed Long-Term Capital Gain	5,095
Unrealized Appreciation*	2,280
Total Accumulated Earnings	$11,431

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(166)
Accumulated Net Realized Gain (Loss)	166

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

During the year ended October 31, 2014, the Fund utilized $1,392 of prior year short term capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund

44

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

45

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	0.95%
Class B	1.70
Class C	1.69
Class I	0.68
Class R3	1.25
Class R4	0.95
Class R5	0.65
Class Y	0.60

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $330 and contingent deferred sales charges of $11 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

46

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class R4	67%	—	%*
Class R5	100%	—	%*
Class Y	— %*	—	%*

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	11%

*	Percentage rounds to zero.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,686,473	$36,532	$1,723,005
Sales Proceeds	1,857,596	36,989	1,894,585

47

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	3,354	609	(5,931)	(1,968)	3,879	1,449	(10,535)	(5,207)
Amount	$31,282	$5,658	$(55,070)	$(18,130)	$36,360	$13,521	$(97,180)	$(47,299)
Class B
Shares	25	24	(367)	(318)	105	68	(456)	(283)
Amount	$227	$225	$(3,405)	$(2,953)	$992	$631	$(4,236)	$(2,613)
Class C
Shares	1,126	368	(3,728)	(2,234)	1,857	1,100	(10,469)	(7,512)
Amount	$10,530	$3,425	$(34,593)	$(20,638)	$17,476	$10,292	$(96,765)	$(68,997)
Class I
Shares	2,636	149	(3,070)	(285)	2,031	503	(7,789)	(5,255)
Amount	$24,785	$1,386	$(28,688)	$(2,517)	$19,107	$4,721	$(72,503)	$(48,675)
Class R3
Shares	10	1	(14)	(3)	11	1	(1)	11
Amount	$88	$8	$(126)	$(30)	$108	$11	$(11)	$108
Class R4
Shares	1	1	(4)	(2)	1	1	—	2
Amount	$16	$5	$(33)	$(12)	$14	$9	$(5)	$18
Class R5
Shares	—	1	—	1	—	—	—	—
Amount	$—	$5	$—	$5	$—	$8	$—	$8
Class Y
Shares	7,243	826	(19,187)	(11,118)	14,239	1,407	(9,992)	5,654
Amount	$66,921	$7,645	$(180,142)	$(105,576)	$132,191	$13,059	$(93,191)	$52,059
Total
Shares	14,395	1,979	(32,301)	(15,927)	22,123	4,529	(39,242)	(12,590)
Amount	$133,849	$18,357	$(302,057)	$(149,851)	$206,248	$42,252	$(363,891)	$(115,391)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	18	$166
For the Year Ended October 31, 2013	31	$283

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the

48

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At the August 5-6, 2014 meeting, the Board of Directors approved the creation of Class R6 shares for the Fund. Class R6 shares launched on November 7, 2014. In connection with the launch of the Class R6 shares, an updated prospectus, dated November 7, 2014, and Statement of Additional Information, dated March 1, 2014, as amended November 7, 2014, for the Fund were filed with the U.S. Securities and Exchange Commission.

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

49

The Hartford Strategic Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$–	$(0.37)	$9.30	5.06%		$144,172	1.01%		0.95%		3.82%
B	9.21	0.29	0.10	0.39	(0.30)	–	(0.30)	9.30	4.25		6,367	1.82		1.70		3.10
C	9.23	0.29	0.10	0.39	(0.30)	–	(0.30)	9.32	4.26		109,960	1.72		1.69		3.08
I	9.24	0.38	0.10	0.48	(0.39)	–	(0.39)	9.33	5.32		48,809	0.71		0.68		4.09
R3	9.21	0.33	0.09	0.42	(0.34)	–	(0.34)	9.29	4.64		213	1.40		1.25		3.54
R4	9.21	0.36	0.10	0.46	(0.37)	–	(0.37)	9.30	5.06		131	1.05		0.95		3.83
R5	9.21	0.38	0.11	0.49	(0.40)	–	(0.40)	9.30	5.38		120	0.73		0.65		4.10
Y	9.20	0.39	0.11	0.50	(0.40)	–	(0.40)	9.30	5.55		113,356	0.63		0.60		4.25

For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$(0.64)	$9.21	1.67%		$160,916	0.99%		0.95%		3.83%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	(0.57)	9.21	0.91		9,233	1.79		1.70		3.09
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	(0.57)	9.23	0.90		129,507	1.69		1.68		3.07
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	(0.67)	9.24	1.93		50,963	0.70		0.69		4.00
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	(0.62)	9.21	1.40		242	1.39		1.25		3.74
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	(0.64)	9.21	1.68		143	1.03		0.95		3.91
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	(0.67)	9.21	1.98		114	0.71		0.65		4.20
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	(0.68)	9.20	2.04		214,550	0.61		0.60		4.30

For the Year Ended October 31, 2012
A	$9.20	$0.37	$0.51	$0.88	$(0.35)	$(0.03)	$(0.38)	$9.70	9.80%		$219,909	0.98%		0.96%		3.90%
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	(0.31)	9.70	8.96		12,461	1.78		1.72		3.17
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	(0.31)	9.72	9.11		209,271	1.69		1.69		3.17
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	(0.41)	9.73	10.18		104,759	0.70		0.70		4.11
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	(0.35)	9.70	9.47		141	1.34		1.27		3.56
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	(0.38)	9.70	9.79		132	1.02		0.97		3.88
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	(0.41)	9.70	10.12		112	0.71		0.67		4.20
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	(0.41)	9.69	10.08		171,127	0.60		0.60		3.82

For the Year Ended October 31, 2011 (D)
A	$9.22	$0.48	$(0.01)	$0.47	$(0.49)	$–	$(0.49)	$9.20	5.20%		$191,353	0.98%		0.98%		5.27%
B	9.21	0.41	–	0.41	(0.42)	–	(0.42)	9.20	4.51		13,259	1.78		1.75		4.52
C	9.23	0.42	(0.02)	0.40	(0.42)	–	(0.42)	9.21	4.43		183,209	1.71		1.71		4.50
I	9.24	0.51	(0.02)	0.49	(0.51)	–	(0.51)	9.22	5.47		70,365	0.71		0.71		5.47
R3(E)	9.10	0.04	0.08	0.12	(0.02)	–	(0.02)	9.20	1.34	(F)	101	1.33	(G)	1.30	(G)	5.14	(G)
R4(E)	9.10	0.04	0.09	0.13	(0.03)	–	(0.03)	9.20	1.37	(F)	101	1.03	(G)	1.00	(G)	5.43	(G)
R5(E)	9.10	0.04	0.09	0.13	(0.03)	–	(0.03)	9.20	1.40	(F)	101	0.73	(G)	0.70	(G)	5.72	(G)
Y	9.21	0.51	–	0.51	(0.52)	–	(0.52)	9.20	5.69		6,885	0.63		0.63		5.50

See Portfolio Turnover information on the next page.

50

The Hartford Strategic Income Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010 (D)
A	$8.69	$0.56	$0.51	$1.07	$(0.54)	$–	$(0.54)	$9.22	12.74%	$196,945	0.97%	0.97%	6.26%
B	8.69	0.49	0.50	0.99	(0.47)	–	(0.47)	9.21	11.72	15,110	1.77	1.77	5.48
C	8.70	0.49	0.52	1.01	(0.48)	–	(0.48)	9.23	11.89	155,499	1.70	1.70	5.53
I	8.71	0.58	0.51	1.09	(0.56)	–	(0.56)	9.24	12.98	60,203	0.71	0.71	6.53
Y	8.69	0.60	0.49	1.09	(0.57)	–	(0.57)	9.21	12.99	8,272	0.62	0.62	6.70

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on September 30, 2011.
(F)	Not annualized.
(G)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	71%
For the Year Ended October 31, 2013	55
For the Year Ended October 31, 2012	121
For the Year Ended October 31, 2011	156
For the Year Ended October 31, 2010	158

51

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Strategic Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Strategic Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

52

The Hartford Strategic Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

53

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

54

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

55

The Hartford Strategic Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

56

The Hartford Strategic Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,019.30	$4.85	$1,000.00	$1,020.40	$4.85	0.95%	184	365
Class B	$1,000.00	$1,015.40	$8.65	$1,000.00	$1,016.62	$8.65	1.70	184	365
Class C	$1,000.00	$1,015.50	$8.59	$1,000.00	$1,016.69	$8.59	1.69	184	365
Class I	$1,000.00	$1,020.60	$3.46	$1,000.00	$1,021.78	$3.47	0.68	184	365
Class R3	$1,000.00	$1,017.80	$6.37	$1,000.00	$1,018.89	$6.38	1.25	184	365
Class R4	$1,000.00	$1,019.30	$4.85	$1,000.00	$1,020.40	$4.85	0.95	184	365
Class R5	$1,000.00	$1,020.90	$3.32	$1,000.00	$1,021.92	$3.33	0.65	184	365
Class Y	$1,000.00	$1,022.20	$3.07	$1,000.00	$1,022.17	$3.07	0.60	184	365

57

The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Strategic Income Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

58

The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

59

The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

60

The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

61

The Hartford Strategic Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool. The Fund may purchase mortgage-backed securities in the “to be announced’ (“TBA”) market. This subjects the Fund to counterparty risk and the risk that the security the Fund buys will lose value prior to its delivery.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

62

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-SI14 12/14 114001-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD TOTAL RETURN BOND FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Total Return Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Total Return Bond Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Total Return Bond A#	4.46%	4.64%	3.96%
Total Return Bond A##	-0.24%	3.68%	3.48%
Total Return Bond B#	3.72%	3.86%	3.34%*
Total Return Bond B##	-1.28%	3.51%	3.34%*
Total Return Bond C#	3.68%	3.85%	3.19%
Total Return Bond C##	2.68%	3.85%	3.19%
Total Return Bond I#	4.75%	4.92%	4.21%
Total Return Bond R3#	4.16%	4.33%	3.85%
Total Return Bond R4#	4.48%	4.63%	4.06%
Total Return Bond R5#	4.79%	4.94%	4.30%
Total Return Bond Y#	4.89%	5.05%	4.38%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.64%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Total Return Bond Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Total Return Bond Class A	0.87%	0.99%
Total Return Bond Class B	1.62%	1.88%
Total Return Bond Class C	1.58%	1.70%
Total Return Bond Class I	0.56%	0.68%
Total Return Bond Class R3	1.16%	1.28%
Total Return Bond Class R4	0.84%	0.96%
Total Return Bond Class R5	0.55%	0.67%
Total Return Bond Class Y	0.43%	0.55%

*	As shown in the Fund's prospectus dated March 1, 2014, as supplemented October 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014, as supplemented October 1, 2014. Net expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014, as supplemented October 1, 2014, and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated. Other contractual waivers/reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated November 7, 2014, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this annual report is as of October 31, 2014 and does not reflect any changes made to the total annual fund operating expense table in the November 7, 2014 prospectus.  The net expense ratios shown in the November 7, 2014 prospectus are 0.87%, 1.62%, 1.59%, 0.57%, 1.17%, 0.85%, 0.56% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively, and reflect contractual expense reimbursements in place until February 29, 2016. The gross expense ratios shown in the November 7, 2014 prospectus are 0.88%, 1.77%, 1.59%, 0.57%, 1.17%, 0.85%, 0.56% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Joseph F. Marvan, CFA	Lucius T. Hill, III	Campe Goodman, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Total Return Bond Fund returned 4.46%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.14% for the same period. The Fund also outperformed the 4.19% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter gross domestic product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The U.S. Treasury curve flattened as markets contemplated bringing interest rates to normal levels; short-term yields rose while longer term rates declined. Most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened.

3

The Hartford Total Return Bond Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

The primary drivers of the Fund’s relative outperformance versus the benchmark were an out-of-benchmark allocation to non-agency mortgage backed securities (MBS) and an overweight to commercial mortgage backed securities (CMBS). Positioning within investment grade credit, particularly an overweight to Financials, was another strong contributor to outperformance during the period. An allocation to bank loans was also additive to relative results as was duration and yield curve positioning. On the other hand, an out-of-benchmark allocation to TIPS detracted, especially toward the end of the period, as inflation expectations fell.

Derivatives used in the portfolio during this period primarily consisted of currency forwards, bond futures, and investment grade and high yield credit default swap (CDS) index positions that were used as a source of liquidity and to manage overall portfolio risk. In isolation, derivative positions modestly detracted from relative results.

What is the outlook?

We are positive on U.S. economic growth over the next year based on supportive monetary policy and diminishing fiscal drag, along with companies’ improving confidence and willingness to invest. Accordingly, our risk stance is pro-cyclical and we favor credit generally. We ended the period with an overweight to high quality CMBS and an allocation to senior tranches of collateralized loan obligations within the Asset Backed Securities sector. We continued to hold an out-of-benchmark allocation to non-agency MBS. We also favored upper-tier high-yield bonds, bank loans, and European bank contingent convertible securities. We held a modest allocation to unhedged local currency emerging market debt. We maintained underweights to agency MBS pass-throughs and investment grade credit, though we continued to favor U.S. financials and communications issuers. Additionally, we positioned the Fund with a short duration posture at the end of the period.

Credit Exposure

as of October 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	45.9%
Aa/ AA	13.0
A	5.3
Baa/ BBB	14.8
Ba/ BB	8.2
B	4.7
Caa/ CCC or Lower	5.4
Not Rated	2.9
Non-Debt Securities and Other Short-Term Instruments	22.9
Other Assets and Liabilities	(23.1)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type

as of October 31, 2014

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1%
Total	0.1%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	28.2%
Corporate Bonds	24.4
Foreign Government Obligations	2.1
Municipal Bonds	0.9
Senior Floating Rate Interests	5.0
U.S. Government Agencies	31.9
U.S. Government Securities	7.7
Total	100.2%
Short-Term Investments	22.8
Purchased Options	0.0
Other Assets and Liabilities	(23.1)
Total	100.0%

4

The Hartford Total Return Bond Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.2%
	Finance and Insurance - 28.2%
	Adjustable Rate Mortgage Trust
$2,299	0.42%, 11/25/2035 Δ	$2,118
	American Home Mortgage Assets Trust
1,045	1.06%, 10/25/2046 Δ	762
	American Money Management Corp.
4,200	1.68%, 07/27/2026 ■‡Δ	4,159
	Apidos CLO
2,935	1.68%, 01/19/2025 ■‡Δ	2,919
4,775	1.71%, 04/17/2026 ■‡Δ	4,749
	Ares CLO Ltd.
4,013	1.02%, 04/20/2023 ■‡Δ	3,988
4,460	1.76%, 04/17/2026 ■‡Δ	4,439
	Atlas Senior Loan Fund Ltd.
3,775	1.78%, 10/15/2026 ■‡Δ	3,773
1,905	1.81%, 07/16/2026 ■╦Δ	1,896
	Atrium CDO Corp.
1,740	1.99%, 11/16/2022 ■Δ	1,698
3,420	2.38%, 10/23/2025 ■Δ	3,387
	Avalon IV Capital Ltd.
1,755	2.08%, 04/17/2023 ■Δ	1,721
	Avery Point CLO Ltd.
4,375	1.75%, 04/25/2026 ■Δ	4,359
	Babson CLO Ltd.
1,030	1.72%, 07/12/2025 ■╦Δ	1,025
	Banc of America Commercial Mortgage, Inc.
1,528	5.35%, 09/10/2047 ╦Δ	1,568
3,351	5.44%, 11/10/2042 Δ	3,358
273	5.75%, 02/10/2051 Δ	300
	Banc of America Funding Corp.
241	0.39%, 02/20/2047 Δ	207
2,918	0.46%, 05/20/2047 Δ	2,380
3,560	5.77%, 05/25/2037	3,004
164	5.85%, 01/25/2037	133
	BCAP LLC Trust
601	0.32%, 01/25/2037 Δ	453
1,615	0.33%, 03/25/2037 Δ	1,303
	Bear Stearns Adjustable Rate Mortgage Trust
1,165	2.26%, 08/25/2035 Δ	1,169
2,016	2.43%, 10/25/2035 Δ	1,985
	Bear Stearns Alt-A Trust
300	0.47%, 08/25/2036 Δ	227
1,711	0.53%, 05/25/2036 Δ	1,252
3,713	0.65%, 01/25/2036 Δ	2,942
	Bear Stearns Commercial Mortgage Securities, Inc.
1,330	5.29%, 10/12/2042 ╦Δ	1,352
1,298	5.33%, 02/11/2044 ╦	1,395
3,842	5.41%, 12/11/2040	3,959
490	5.47%, 01/12/2045	528
1,096	5.54%, 10/12/2041 ╦	1,170
3,491	5.69%, 06/11/2050	3,818
3,005	5.90%, 06/11/2040 ‡Δ	3,305
	Cal Funding II Ltd.
740	3.47%, 10/25/2027 ■	736
	Cent CLO L.P.
3,995	1.71%, 01/25/2026 ■‡Δ	3,976
2,865	1.72%, 07/27/2026 ■‡Δ	2,842
	CHL Mortgage Pass-Through Trust
1,394	0.49%, 03/25/2035 Δ	1,200
751	2.42%, 06/20/2035 Δ	721
	CIFC Funding Ltd.
8,920	1.73%, 04/18/2025 - 05/24/2026 ■‡Δ	8,853
3,545	2.34%, 08/14/2024 ■Δ	3,470
	Citigroup Commercial Mortgage Trust
2,100	4.02%, 03/10/2047 ╦	2,231
2,780	6.34%, 12/10/2049 ‡Δ	3,080
	Citigroup/Deutsche Bank Commercial Mortgage Trust
2,350	5.30%, 01/15/2046 ‡Δ	2,441
5,185	5.32%, 12/11/2049 ‡	5,542
	Commercial Mortgage Loan Trust
5,467	6.24%, 12/10/2049 ‡Δ	5,924
	Commercial Mortgage Pass-Through Certificates
10,854	2.60%, 07/10/2046 ■►	473
1,160	2.85%, 10/15/2045 ╦	1,148
3,380	3.96%, 02/10/2047 - 03/10/2047 ╦	3,576
1,425	4.02%, 07/10/2045	1,520
2,350	4.05%, 04/10/2047	2,503
1,362	5.95%, 06/10/2046 Δ	1,440
	Commercial Mortgage Trust
3,050	3.42%, 03/10/2031 ■	3,105
1,105	4.50%, 03/10/2046 ■Δ	741
	Community or Commercial Mortgage Trust
805	3.21%, 03/10/2046 ╦	814
1,155	3.69%, 08/10/2047 ╦	1,189
1,630	4.01%, 04/10/2047 ╦	1,730
2,060	4.38%, 07/10/2045 Δ	2,242
	Countrywide Alternative Loan Trust
2,913	0.42%, 01/25/2036 Δ	2,588
1,544	0.47%, 11/25/2035 Δ	1,245
277	0.65%, 12/25/2035 Δ	200
3,293	5.75%, 05/25/2036	2,802
276	6.00%, 12/25/2036	218
785	6.50%, 08/25/2037	568
	Countrywide Home Loans, Inc.
2,737	2.58%, 09/25/2047 Δ	2,436
1,045	2.73%, 04/20/2036 Δ	730
1,569	4.87%, 11/20/2035 Δ	1,407
2,240	5.75%, 08/25/2037	2,144
	CPS Automotive Trust
1,042	1.54%, 07/16/2018 ■	1,046
690	1.82%, 12/16/2019 ■	697
124	5.01%, 06/17/2019 ■	127
	Credit Acceptance Automotive Loan Trust
2,380	1.21%, 10/15/2020 ■	2,380
1,595	1.50%, 04/15/2021 ■	1,600
2,075	1.55%, 10/15/2021 ■	2,077
4,100	1.88%, 03/15/2022 ■	4,096
805	2.21%, 09/15/2020 ■	812
2,240	3.12%, 03/16/2020 ■	2,257
	Credit Suisse Commercial Mortgage Trust
80	5.97%, 02/15/2041 Δ	89
	CS First Boston Mortgage Securities Corp.
1,375	4.77%, 07/15/2037	1,394
2,790	4.88%, 04/15/2037	2,811
1,960	5.50%, 06/25/2035	1,871
	CW Capital Cobalt Ltd.
1,658	5.22%, 08/15/2048	1,758

The accompanying notes are an integral part of these financial statements.

5

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.2% - (continued)
	Finance and Insurance - 28.2% - (continued)
	DBUBS Mortgage Trust
$11,125	1.55%, 01/01/2021 ■►	$287
	Downey S & L Association Mortgage Loan Trust
1,148	1.04%, 03/19/2046 Δ	888
	Dryden Senior Loan Fund
4,695	1.58%, 04/18/2026 ■‡Δ	4,641
4,800	1.70%, 07/15/2026 ■Δ	4,772
	First Franklin Mortgage Loan Trust
2,250	0.39%, 04/25/2036 Δ	1,456
	First Horizon Alternative Mortgage Securities
5,515	2.21%, 04/25/2036 Δ	4,608
2,921	2.24%, 09/25/2035 Δ	2,551
	First Investors Automotive Owner Trust
1,175	1.49%, 01/15/2020 ■	1,180
605	1.81%, 10/15/2018 ■	610
	Flagship Credit Automotive Trust
1,021	1.21%, 04/15/2019 ■	1,019
	Flatiron CLO Ltd.
1,015	2.13%, 07/17/2026 ■Δ	997
	Ford Credit Floorplan Master Owner Trust
695	1.40%, 02/15/2019 ╦	695
	Four Times Square Trust
1,710	5.40%, 12/13/2028 ■╦	1,943
	FREMF Mortgage Trust
2,495	3.08%, 10/25/2047 ■	2,479
2,710	5.41%, 09/25/2043 ■Δ	3,001
	GE Business Loan Trust
944	1.15%, 05/15/2034 ■Δ	743
	GE Capital Commercial Mortgage Corp.
950	5.49%, 11/10/2045 ╦Δ	971
	GM Financial Automobile Leasing Trust
650	1.96%, 03/20/2018 ■	652
	GMAC Commercial Mortgage Securities, Inc.
1,927	5.24%, 11/10/2045 Δ	1,984
	GMAC Mortgage Corp. Loan Trust
1,565	2.93%, 09/19/2035 Δ	1,463
225	2.95%, 04/19/2036 Δ	198
	Gramercy Park CLO Ltd.
4,250	1.53%, 07/17/2023 ■‡Δ	4,236
	Greenwich Capital Commercial Funding Corp.
4,155	5.74%, 12/10/2049	4,547
966	6.01%, 07/10/2038 ╦Δ	1,023
	GS Mortgage Securities Trust
27,465	0.37%, 07/10/2046 ►	328
5,265	1.86%, 08/10/2044 ■►	321
2,010	2.95%, 11/05/2034 ■╦	1,991
695	3.67%, 04/10/2047 ■Δ	477
1,920	3.68%, 04/12/2047 ╦Δ	2,008
4,075	3.86%, 06/10/2047 ‡	4,269
2,090	4.00%, 04/10/2047 ╦Δ	2,214
1,310	5.03%, 04/10/2047 ■Δ	1,235
	GSAA Home Equity Trust
7,393	0.23%, 02/25/2037 Δ	4,024
1,360	0.24%, 12/25/2036 Δ	677
2,090	0.25%, 03/25/2037 Δ	1,084
693	0.45%, 03/25/2036 Δ	489
1,904	5.98%, 06/25/2036	1,119
	GSR Mortgage Loan Trust
343	0.65%, 11/25/2035 Δ	254
5,126	2.74%, 01/25/2036 Δ	4,744
	Harborview Mortgage Loan Trust
1,976	0.35%, 01/19/2038 Δ	1,669
3,436	0.38%, 05/19/2047 Δ	1,345
2,658	0.40%, 12/19/2036 Δ	1,880
1,146	0.51%, 01/19/2035 Δ	802
	Hilton USA Trust
3,260	2.66%, 11/05/2030 ■‡	3,279
510	2.91%, 11/05/2030 ■Δ	510
	IndyMac Index Mortgage Loan Trust
673	0.39%, 07/25/2035 Δ	598
1,644	0.43%, 07/25/2035 Δ	1,402
299	0.44%, 01/25/2036 Δ	206
4,216	0.55%, 07/25/2046 Δ	2,070
1,109	2.46%, 01/25/2036 Δ	1,033
720	2.47%, 08/25/2035 Δ	577
58	2.60%, 12/25/2036 Δ	51
	ING Investment Management CLO Ltd.
2,300	1.43%, 03/14/2022 ■╦Δ	2,284
4,690	1.77%, 04/18/2026 ■‡Δ	4,668
1,565	2.08%, 03/14/2022 ■Δ	1,535
	JP Morgan Chase Commercial Mortgage Securities Corp.
3,558	1.65%, 02/12/2051 Δ	3,568
811	2.75%, 10/15/2045 ■	614
2,260	2.83%, 10/15/2045	2,240
1,305	3.91%, 05/05/2030 ■Δ	1,363
2,740	4.17%, 12/15/2046 ‡	2,949
730	4.57%, 12/15/2047 ■Δ	621
625	4.82%, 10/15/2045 ■Δ	620
4,667	5.34%, 05/15/2047 ‡	4,987
3,575	5.40%, 12/15/2044 ‡Δ	3,672
2,917	5.42%, 01/12/2043 ‡Δ	3,010
1,752	5.72%, 02/15/2051 ╦	1,909
4,193	5.89%, 02/12/2049 ‡Δ	4,559
1,110	6.06%, 04/15/2045 ╦Δ	1,170
	JP Morgan Mortgage Trust
1,320	2.54%, 09/25/2035 Δ	1,270
317	2.55%, 04/25/2037 Δ	284
236	2.71%, 05/25/2036 Δ	210
	JPMBB Commercial Mortgage Securities Trust
15,488	0.89%, 09/15/2047 ►	817
1,650	3.77%, 08/15/2047 ╦	1,718
1,665	3.80%, 09/15/2047 ╦	1,735
2,085	4.00%, 04/15/2047	2,212
1,250	4.20%, 01/15/2047 ╦	1,348
	LB-UBS Commercial Mortgage Trust
348	5.43%, 02/15/2040	377
4,897	5.86%, 07/15/2040 ‡	5,192
880	6.32%, 04/15/2041 ╦Δ	981
	LCM Ltd.
615	2.13%, 04/15/2022 ■Δ	603
	Lehman Brothers Small Balance Commercial
190	5.52%, 09/25/2030 ■Δ	190
	Lehman XS Trust
1,178	0.36%, 07/25/2046 Δ	934
991	1.00%, 09/25/2047 Δ	810
	Limerock CLO
4,765	1.73%, 04/18/2026 ■‡Δ	4,730
	Luminent Mortgage Trust
2,421	0.35%, 02/25/2046 Δ	1,780

The accompanying notes are an integral part of these financial statements.

6

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.2% - (continued)
	Finance and Insurance - 28.2% - (continued)
	Madison Park Funding Ltd.
$7,325	1.68%, 01/19/2025 - 07/20/2026 ■‡Δ	$7,291
	Magnetite CLO Ltd.
3,890	1.70%, 07/25/2026 ■‡Δ	3,856
2,895	1.71%, 04/15/2026 ■‡Δ	2,879
3,115	2.23%, 07/25/2026 ■‡Δ	3,023
	Merrill Lynch Mortgage Investors Trust
690	2.52%, 07/25/2035 Δ	573
918	2.75%, 03/25/2036 Δ	627
935	5.14%, 07/12/2038	959
	Merrill Lynch/Countrywide Commercial Mortgage Trust
3,292	5.38%, 08/12/2048 ‡	3,526
1,040	5.42%, 08/12/2048	1,093
2,185	5.70%, 09/12/2049	2,385
2,921	5.81%, 06/12/2050 ‡Δ	3,181
	Morgan Stanley ABS Capital I
2,179	0.30%, 06/25/2036 Δ	1,678
	Morgan Stanley BAML Trust
5,310	3.74%, 08/15/2047 ‡Δ	5,510
1,645	3.89%, 06/15/2047 Θ	1,730
775	4.06%, 02/15/2047 ╦	826
775	4.50%, 08/15/2045 ■	591
	Morgan Stanley Capital I
42,572	1.08%, 09/15/2047 ■►	733
2,596	4.99%, 08/13/2042	2,619
693	5.38%, 11/14/2042 ╦Δ	708
425	5.55%, 10/12/2052 ■Δ	431
3,450	5.69%, 04/15/2049 ‡Δ	3,746
	Morgan Stanley Capital Investments
2,074	5.81%, 12/12/2049	2,270
	Morgan Stanley Mortgage Loan Trust
3,361	0.32%, 05/25/2036 - 11/25/2036 Δ	1,686
1,158	2.59%, 05/25/2036 Δ	841
	Morgan Stanley Re-Remic Trust
2,972	5.99%, 08/12/2045 - 08/15/2045 ■╦Δ	3,223
	National Credit Union Administration
526	1.84%, 10/07/2020 Δ	530
	Neuberger Berman CLO XVI Ltd.
3,510	1.70%, 03/01/2026 ■‡Δ	3,479
	Neuberger Berman CLO XVII Ltd.
3,795	1.70%, 08/04/2025 ■‡Δ	3,762
	Oak Hill Credit Partners
1,395	1.72%, 07/20/2026 ■╦Δ	1,386
	Octagon Investment Partners
2,385	1.35%, 07/17/2025 ■╦Δ	2,338
	OZLM Funding Ltd.
4,595	1.73%, 04/17/2026 ■‡Δ	4,573
	Prestige Automotive Receivables Trust
1,685	2.49%, 04/16/2018 ■	1,711
	RBSGC Mortage Pass Through Certificates
3,864	6.25%, 01/25/2037	3,622
	Residential Accredit Loans, Inc.
276	0.37%, 02/25/2046 Δ	132
407	0.92%, 09/25/2046 Δ	273
3,996	1.41%, 11/25/2037 Δ	2,542
	Residential Asset Securitization Trust
1,043	0.60%, 03/25/2035 Δ	805
	Residential Funding Mortgage Securities, Inc.
202	3.05%, 04/25/2037 Δ	176
	Santander Drive Automotive Receivables Trust
980	1.82%, 05/15/2019	983
715	2.25%, 06/17/2019	720
	SBA Tower Trust
2,710	2.90%, 10/15/2044 ■Δ	2,717
	Seneca Park CLO Ltd.
3,320	1.70%, 07/17/2026 ■‡Δ	3,315
	Sequoia Mortgage Trust
420	2.52%, 07/20/2037 Δ	342
	Shackleton CLO Ltd.
3,430	1.72%, 07/17/2026 ■‡Δ	3,410
	Soundview Home Equity Loan Trust, Inc.
3,500	0.33%, 07/25/2037 Δ	2,191
830	0.39%, 07/25/2036 Δ	484
	SpringCastle America Funding LLC
4,410	2.70%, 05/25/2023 ■	4,413
	Springleaf Funding Trust
4,030	2.41%, 12/15/2022 ■	4,039
	Springleaf Mortgage Loan Trust
275	2.31%, 06/25/2058 ■	269
2,860	3.52%, 12/25/2065 ■	2,918
	Structured Adjustable Rate Mortgage Loan Trust
694	0.45%, 09/25/2034 Δ	612
	Structured Agency Credit Risk Debt Notes
885	4.90%, 10/25/2024 Δ	889
	Symphony CLO Ltd.
3,950	1.71%, 07/14/2026 ■‡Δ	3,927
4,090	1.98%, 01/09/2023 ■Δ	4,037
	Thacher Park CLO
2,740	1.70%, 10/20/2026 ■‡Δ	2,740
	UBS-Barclays Commercial Mortgage Trust
2,380	3.18%, 03/10/2046 ‡Δ	2,389
4,120	3.24%, 04/10/2046 ‡	4,155
485	4.23%, 03/10/2046 ■Δ	404
	Voya CLO Ltd.
1,500	1.68%, 07/17/2026 ■╦Δ	1,493
	Wachovia Bank Commercial Mortgage Trust
1,025	5.55%, 03/15/2042 ■Δ	1,026
	WaMu Mortgage Pass-Through Certificates
849	1.10%, 07/25/2046 Δ	722
	Wells Fargo Alternative Loan Trust
1,611	6.25%, 11/25/2037	1,520
	Wells Fargo Commercial Mortgage Trust
2,900	2.92%, 10/15/2045 ‡	2,893
1,660	3.82%, 08/15/2050 ╦	1,731
60	4.94%, 10/15/2045 ■Δ	60
	Wells Fargo Mortgage Backed Securities Trust
796	5.21%, 10/25/2035 Δ	788
	Westlake Automobile Receivables Trust
390	0.97%, 10/16/2017 ■	390
4,275	1.58%, 04/15/2020 ■	4,281
	WF-RBS Commercial Mortgage Trust
1,180	2.92%, 08/15/2047 ╦	1,217
3,315	3.68%, 08/15/2047 ‡	3,424
2,570	4.00%, 05/15/2047 ‡	2,723
4,030	4.05%, 03/15/2047 ‡	4,282
1,625	4.10%, 03/15/2047 ╦	1,736
3,585	4.90%, 06/15/2044 ■‡	4,025
746	5.00%, 06/15/2044 - 04/15/2045 ■	627

The accompanying notes are an integral part of these financial statements.

7

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.2% - (continued)
		Finance and Insurance - 28.2% - (continued)
		WF-RBS Commercial Mortgage Trust - (continued)
	$960	5.75%, 04/15/2045 ■Δ	$1,016
			488,433

		Total Asset and Commercial Mortgage Backed Securities
		(Cost $480,869)	$488,433

Corporate Bonds - 24.4%
		Accommodation and Food Services - 0.1%
		Sysco Corp.
	$2,250	2.35%, 10/02/2019 ╦	$2,263

		Administrative, Support, Waste Management and Remediation Services - 0.1%
		Clean Harbors, Inc.
	150	5.13%, 06/01/2021	152
	605	5.25%, 08/01/2020	622
		Equinix, Inc.
	605	4.88%, 04/01/2020	619
	120	5.38%, 04/01/2023	124
			1,517
		Agriculture, Forestry, Fishing and Hunting - 0.0%
		Weyerhaeuser Co.
	200	7.38%, 10/01/2019	242

		Arts, Entertainment and Recreation - 1.5%
		British Sky Broadcasting Group plc
	2,590	2.63%, 09/16/2019 ■‡	2,597
		CCO Holdings LLC
	35	5.13%, 02/15/2023	35
	30	5.25%, 09/30/2022	30
	170	5.75%, 09/01/2023	174
		Comcast Corp.
	120	4.75%, 03/01/2044 ╦	129
	425	5.70%, 07/01/2019 ╦	491
		DirecTV Holdings LLC
	1,420	5.00%, 03/01/2021	1,564
		Gannett Co., Inc.
	1,670	5.13%, 10/15/2019	1,737
		GLP Capital L.P./Financing II, Inc.
	250	4.88%, 11/01/2020	260
		Grupo Televisa S.A.B.
	570	5.00%, 05/13/2045	567
		NBC Universal Media LLC
	1,379	5.95%, 04/01/2041 ╦	1,700
		News America, Inc.
	2,400	6.15%, 03/01/2037 ‡	2,930
	750	6.20%, 12/15/2034 ╦	936
		Numericable Group S.A.
	280	4.88%, 05/15/2019 ■	279
		Time Warner Cable, Inc.
	300	5.88%, 11/15/2040	353
		Time Warner Entertainment Co., L.P.
	3,270	8.38%, 03/15/2023 - 07/15/2033 ‡	4,848
		Time Warner, Inc.
	2,250	2.10%, 06/01/2019 ╦	2,217
	1,065	3.40%, 06/15/2022 ╦	1,075
	500	4.75%, 03/29/2021 ╦	550
	1,650	6.10%, 07/15/2040 ╦	1,954
	1,100	6.50%, 11/15/2036 ╦	1,354
			25,780
		Beverage and Tobacco Product Manufacturing - 0.2%
		Altria Group, Inc.
	534	10.20%, 02/06/2039 ╦	915
		Anheuser-Busch InBev Worldwide, Inc.
	2,000	0.80%, 07/15/2015 ╦	2,006
			2,921
		Chemical Manufacturing - 0.3%
		CF Industries Holdings, Inc.
	3,165	5.15%, 03/15/2034	3,370
		Dow Chemical Co.
	1,500	8.55%, 05/15/2019	1,889
		Monsanto Co.
	180	2.75%, 07/15/2021	178
			5,437
		Computer and Electronic Product Manufacturing - 0.1%
		EMC Corp.
	415	1.88%, 06/01/2018	413
		Hewlett-Packard Co.
	380	1.17%, 01/14/2019 Δ	379
		Semiconductor Manufacturing International
	250	4.13%, 10/07/2019 ■	251
			1,043
		Construction - 0.1%
		Lennar Corp.
	910	4.50%, 06/15/2019	926
		Ryland Group, Inc.
	850	5.38%, 10/01/2022	833
			1,759
		Finance and Insurance - 12.3%
		Abbey National Treasury Services plc
	525	2.35%, 09/10/2019	522
		American International Group, Inc.
	480	4.50%, 07/16/2044 ╦	487
	335	8.18%, 05/15/2058	455
		American Tower Corp.
	250	4.50%, 01/15/2018	267
	960	5.00%, 02/15/2024	1,010
	325	7.00%, 10/15/2017	368
		Aquarius Invest. plc Swiss Reinsurance Co., Ltd.
	400	6.38%, 09/01/2024 §	417
		AXA S.A.
	220	6.46%, 12/14/2018 §♠	230
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	3,400	7.00%, 12/29/2049 §	4,370
	2,000	9.00%, 05/09/2018 §♠	2,162
		Banco do Brasil
	2,175	6.25%, 04/15/2024 §♠	1,707
		Banco Santander S.A.
EUR	4,600	6.25%, 03/12/2049 §	5,642

The accompanying notes are an integral part of these financial statements.

8

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 24.4% - (continued)
		Finance and Insurance - 12.3% - (continued)
		Bank of America Corp.
	$2,280	4.00%, 04/01/2024	$2,356
	1,320	4.10%, 07/24/2023	1,378
	1,105	4.20%, 08/26/2024	1,113
	240	4.88%, 04/01/2044	257
	795	5.13%, 06/17/2019 ♠	771
	700	7.63%, 06/01/2019	849
		Bank of Ireland
EUR	1,660	10.00%, 07/30/2016 §	2,247
		Bankia S.A.
EUR	200	4.00%, 05/22/2024 §Δ	246
		Barclays Bank plc
	7,450	6.05%, 12/04/2017 ■‡	8,254
EUR	500	6.50%, 06/15/2049	612
	600	7.75%, 04/10/2023	658
EUR	900	8.00%, 12/15/2049	1,170
	1,605	8.25%, 12/15/2018 ♠β	1,657
		BBVA International PFD Uniperson
	250	5.92%, 04/18/2017 ♠	255
		Bear Stearns & Co., Inc.
	1,905	5.55%, 01/22/2017 ╦	2,072
		BP Capital Markets plc
	1,240	2.52%, 01/15/2020	1,245
		BPCE S.A.
	250	0.84%, 06/23/2017 ╦Δ	250
	2,380	2.50%, 12/10/2018 ‡	2,393
	550	4.50%, 03/15/2025 ■	534
	2,780	5.15%, 07/21/2024 ■	2,861
	1,900	5.70%, 10/22/2023 ■╦	2,041
		Brandywine Operating Partnership L.P.
	2,650	3.95%, 02/15/2023	2,663
		Capital One Financial Corp.
	1,750	6.15%, 09/01/2016	1,904
		CIT Group, Inc.
	40	5.00%, 05/15/2017	42
	1,044	5.50%, 02/15/2019 ■	1,114
	485	6.63%, 04/01/2018 ■	531
		Citigroup, Inc.
	1,350	1.70%, 07/25/2016	1,364
	975	2.50%, 09/26/2018	987
	205	5.30%, 05/06/2044	218
	1,835	6.13%, 08/25/2036	2,161
	4,025	6.68%, 09/13/2043 ‡	5,118
	683	8.50%, 05/22/2019	857
		CNH Industrial Capital LLC
	675	3.38%, 07/15/2019 ■	656
		Credit Agricole S.A.
EUR	1,440	6.50%, 06/23/2049 §	1,836
	400	6.63%, 09/23/2019 §♠	390
	845	6.63%, 09/23/2019 ■♠Δ	824
		Credit Suisse Group AG
EUR	1,010	5.75%, 09/18/2025 §	1,408
	955	6.25%, 12/18/2024 ■♠Δ	929
	800	7.88%, 02/24/2041 §	854
		Credit Suisse New York
	320	3.00%, 10/29/2021	317
		Development Bank of Kazakhstan JSC
	900	4.13%, 12/10/2022 §	852
		Fifth Third Bancorp
	375	4.90%, 09/30/2019 ♠	369
		General Electric Capital Corp.
	2,300	5.30%, 02/11/2021 ‡	2,612
	210	5.88%, 01/14/2038	258
	1,700	6.25%, 12/15/2022 ╦♠	1,859
		Goldman Sachs Group, Inc.
	100	3.85%, 07/08/2024	101
	200	4.80%, 07/08/2044	207
	2,696	6.00%, 06/15/2020 ‡	3,100
	1,700	6.45%, 05/01/2036	2,005
	3,585	6.75%, 10/01/2037 ‡	4,395
		HCP, Inc.
	1,605	4.25%, 11/15/2023 ╦	1,665
		Health Care REIT, Inc.
	2,950	4.50%, 01/15/2024 ‡	3,064
		HSBC Holdings plc
	800	5.25%, 03/14/2044 ╦	869
	1,250	5.63%, 01/17/2020 ♠	1,270
	700	6.50%, 09/15/2037 ╦	871
	3,400	6.80%, 06/01/2038 ‡	4,382
		JP Morgan Chase & Co.
	755	3.38%, 05/01/2023 ╦	737
	2,800	4.35%, 08/15/2021 ‡	3,007
	500	4.63%, 05/10/2021 ╦	548
	510	5.00%, 07/01/2019 ♠	502
	4,305	5.63%, 08/16/2043 ‡	4,914
	2,745	6.00%, 01/15/2018 ‡	3,094
		KBC Groep N.V.
EUR	630	5.63%, 03/19/2019 §♠	774
		Kimco Realty Corp.
	2,975	3.13%, 06/01/2023 ‡	2,897
		Liberty Property L.P.
	950	3.38%, 06/15/2023 ╦	926
	860	4.13%, 06/15/2022 ╦	894
		Lloyds Banking Group plc
EUR	2,860	6.38%, 06/27/2049 §	3,700
GBP	640	7.00%, 12/29/2049 §	1,022
		Mapfre S.A.
EUR	250	5.92%, 07/24/2037	333
		Marsh & McLennan Cos., Inc.
	635	2.55%, 10/15/2018 ╦	649
	1,535	3.50%, 03/10/2025 ╦	1,536
		Massachusetts Mutual Life Insurance Co.
	1,497	8.88%, 06/01/2039 ■╦	2,348
		Merrill Lynch & Co., Inc.
	1,316	5.70%, 05/02/2017	1,435
	8,120	6.05%, 05/16/2016 ‡	8,693
	2,235	7.75%, 05/14/2038	3,091
		MetLife, Inc.
	480	4.37%, 09/15/2023 ╦	518
		Minerva Luxembourg S.A.
	750	7.75%, 01/31/2023 ■	784
		Morgan Stanley
	1,975	2.13%, 04/25/2018	1,980
	1,175	2.50%, 01/24/2019	1,183
	1,660	4.35%, 09/08/2026	1,665
	2,275	4.88%, 11/01/2022	2,423
	505	7.30%, 05/13/2019	603
		Nationwide Building Society
GBP	2,480	6.88%, 03/11/2049 §	3,878

The accompanying notes are an integral part of these financial statements.

9

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 24.4% - (continued)
		Finance and Insurance - 12.3% - (continued)
		Nationwide Mutual Insurance Co.
	$2,455	9.38%, 08/15/2039 ■‡	$3,784
		Navient Corp.
	630	5.50%, 01/15/2019	653
	395	7.25%, 01/25/2022	441
	945	8.45%, 06/15/2018	1,080
		NN Group N.V.
EUR	300	4.63%, 04/08/2044 §	391
		Pacific Life Insurance Co.
	325	9.25%, 06/15/2039 ■	510
		PNC Bank NA
	813	6.88%, 04/01/2018 ╦	942
		Prudential Financial, Inc.
	650	4.60%, 05/15/2044	658
		Realty Income Corp.
	1,865	3.25%, 10/15/2022 ╦	1,832
		Royal Bank of Scotland Group plc
	2,530	5.13%, 05/28/2024	2,563
	1,665	6.13%, 12/15/2022	1,802
	850	9.50%, 03/16/2022 §	972
		Santander U.S. Debt S.A.
	3,400	3.72%, 01/20/2015 ■‡	3,421
		SBA Tower Trust
	2,400	2.93%, 12/15/2017 ■‡	2,432
	3,435	3.60%, 04/15/2043 ■	3,457
		Societe Generale
	1,160	6.00%, 01/27/2020 ■♠	1,093
EUR	1,545	6.75%, 04/07/2049 §	1,944
	200	7.88%, 12/18/2023 §♠	200
	3,740	8.25%, 11/29/2018 §♠	3,952
		Standard Chartered plc
	250	0.57%, 09/08/2017 ■Δ	250
	975	4.00%, 07/12/2022 §	1,001
		State Street Corp.
	905	4.96%, 03/15/2018	987
		Sumitomo Mitsui Financial Group, Inc.
	2,945	4.44%, 04/02/2024 ■‡	3,066
		Teachers Insurance & Annuity Association of America
	1,866	6.85%, 12/16/2039 ■‡	2,467
		TSMC Global Ltd.
	790	1.63%, 04/03/2018 ■╦	785
		UBS AG Stamford CT
	680	7.63%, 08/17/2022	803
		UDR, Inc.
	785	3.70%, 10/01/2020 ╦	813
		UniCredit S.p.A.
	720	8.00%, 06/03/2024 §♠	722
		UNIQA Insurance Group AG
EUR	300	6.88%, 07/31/2043 §	431
		Ventas Realty L.P.
	1,520	2.70%, 04/01/2020 ╦	1,508
	1,875	3.25%, 08/15/2022 ╦	1,838
		Wells Fargo & Co.
	1,450	3.30%, 09/09/2024 ╦	1,446
	1,740	3.45%, 02/13/2023 ╦	1,738
	2,850	4.10%, 06/03/2026 ‡	2,891
	1,975	4.13%, 08/15/2023 ╦	2,060
	170	4.65%, 11/04/2044 ☼	169
	74	5.38%, 11/02/2043 ╦	83
		Yasar Holdings
	1,250	8.88%, 05/06/2020 ■☼	1,250
			213,477
		Food Manufacturing - 0.4%
		Cargill, Inc.
	400	3.25%, 11/15/2021 ■	411
		ESAL GmbH
	1,725	6.25%, 02/05/2023 §	1,759
		Grupo Bimbo S.A.B. de C.V.
	4,250	4.88%, 06/27/2044 ■	4,168
			6,338
		Health Care and Social Assistance - 0.6%
		Community Health Systems, Inc.
	350	5.13%, 08/01/2021	366
		CVS Caremark Corp.
	3,117	8.35%, 07/10/2031 ■‡	4,215
		Dignity Health
	475	2.64%, 11/01/2019 ╦	479
	135	5.27%, 11/01/2064 ╦	136
		HCA Holdings, Inc.
	1,336	7.50%, 11/15/2095	1,283
		HCA, Inc.
	1,485	6.50%, 02/15/2020	1,658
		Mylan, Inc.
	480	6.00%, 11/15/2018 ■	494
		Tenet Healthcare Corp.
	1,575	6.00%, 10/01/2020	1,693
		Watson Pharmaceuticals, Inc.
	560	4.63%, 10/01/2042	510
		Wellcare Health Plans, Inc.
	295	5.75%, 11/15/2020	304
			11,138
		Information - 2.2%
		Activision Blizzard, Inc.
	1,735	5.63%, 09/15/2021 ■	1,846
		AT&T, Inc.
	1,665	4.80%, 06/15/2044 ╦	1,681
		Audatex North America, Inc.
	795	6.00%, 06/15/2021 ■	841
		CCOH Safari LLC
	1,040	5.75%, 12/01/2024 ☼	1,046
		Cox Communications, Inc.
	20	2.95%, 06/30/2023 ■	19
		DISH DBS Corp.
	1,200	7.88%, 09/01/2019	1,393
		First Data Corp.
	162	6.75%, 11/01/2020 ■	173
	400	12.63%, 01/15/2021	483
		Inmarsat Finance plc
	385	4.88%, 05/15/2022 ■	385
		Sprint Communications, Inc.
	1,435	7.00%, 03/01/2020 ■	1,601
	547	9.00%, 11/15/2018 ■	643
		T-Mobile USA, Inc.
	1,035	6.46%, 04/28/2019	1,079
	425	6.63%, 04/28/2021	448
		Unitymedia Hessen GmbH & Co.
	1,655	7.50%, 03/15/2019 ■	1,742

The accompanying notes are an integral part of these financial statements.

10

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 24.4% - (continued)
	Information - 2.2% - (continued)
	Verizon Communications, Inc.
$2,656	2.63%, 02/21/2020 ■‡	$2,642
2,450	3.50%, 11/01/2024 ‡	2,411
2,610	4.40%, 11/01/2034 ‡	2,549
1,520	5.01%, 08/21/2054 ■╦	1,547
4,065	5.15%, 09/15/2023 ‡	4,552
2,030	6.40%, 02/15/2038 ‡	2,482
5,228	6.55%, 09/15/2043 ‡	6,590
	VimpelCom Holdings B.V.
1,810	5.95%, 02/13/2023 ■	1,663
	Wind Acquisition Finance S.A.
540	4.75%, 07/15/2020 ■	528
		38,344
	Machinery Manufacturing - 0.3%
	Case New Holland Industrial, Inc.
995	7.88%, 12/01/2017	1,117
	Hutchison Whampoa International Ltd.
525	1.63%, 10/31/2017 ■	524
4,025	2.00%, 11/08/2017 ■‡	4,052
		5,693
	Mining - 0.5%
	ABJA Investment Co. Pte Ltd.
3,355	5.95%, 07/31/2024 §	3,410
	Barrick North America Finance LLC
500	4.40%, 05/30/2021	513
	FMG Resources Aug 2006
645	6.88%, 04/01/2022 ■	666
	Freeport-McMoRan Copper & Gold, Inc.
350	5.45%, 03/15/2043	358
	Glencore Funding LLC
1,835	1.70%, 05/27/2016 ■	1,847
	Newmont Mining Corp.
175	4.88%, 03/15/2042	146
	Peabody Energy Corp.
1,030	6.50%, 09/15/2020	981
	Steel Dynamics, Inc.
300	5.13%, 10/01/2021 ■	310
325	5.50%, 10/01/2024 ■	344
		8,575
	Miscellaneous Manufacturing - 0.0%
	Triumph Group, Inc.
485	5.25%, 06/01/2022	491

	Motor Vehicle and Parts Manufacturing - 0.6%
	Chrysler Group LLC
900	8.00%, 06/15/2019	964
	General Motors Co.
1,725	6.25%, 10/02/2043	2,053
	General Motors Financial Co., Inc.
3,400	3.50%, 07/10/2019	3,504
3,640	4.75%, 08/15/2017	3,886
	TRW Automotive, Inc.
425	7.25%, 03/15/2017 ■	468
		10,875
	Nonmetallic Mineral Product Manufacturing - 0.1%
	Union Andina de Cementos SAA
1,805	5.88%, 10/30/2021 ■	1,832

	Other Services - 0.0%
	Cardtronics, Inc.
695	5.13%, 08/01/2022 ■	692

	Paper Manufacturing - 0.1%
	Clearwater Paper Corp.
700	5.38%, 02/01/2025 ■	709
	Graphic Packaging International
535	4.88%, 11/15/2022 ☼	537
		1,246
	Petroleum and Coal Products Manufacturing - 2.0%
	Anadarko Petroleum Corp.
1,345	6.38%, 09/15/2017	1,519
	California Resources Corp.
555	5.00%, 01/15/2020 ■	563
260	5.50%, 09/15/2021 ■	265
180	6.00%, 11/15/2024 ■	184
	Cenovus Energy, Inc.
2,350	5.20%, 09/15/2043	2,511
	CNPC General Capital
3,700	1.45%, 04/16/2016 ■‡	3,699
	Denbury Resources, Inc.
350	5.50%, 05/01/2022	345
	EDC Finance Ltd.
1,405	4.88%, 04/17/2020 ■	1,272
	Enable Midstream Partners L.P.
80	5.00%, 05/15/2044 ■	81
	Harvest Operations Corp.
736	6.88%, 10/01/2017	751
	Kosmos Energy Ltd.
375	7.88%, 08/01/2021 §	345
	Lukoil International Finance B.V.
3,300	3.42%, 04/24/2018 ■	3,147
	Nexen, Inc.
485	7.50%, 07/30/2039 ╦	681
	Pemex Project Funding Master Trust
2,350	6.63%, 06/15/2035 ‡	2,773
	Pertamina Persero PT
1,825	5.63%, 05/20/2043 §	1,747
	Petrobras Global Finance Co.
1,775	3.00%, 01/15/2019 ╦	1,730
	Petrobras International Finance Co.
340	5.38%, 01/27/2021 ╦	348
	Pioneer Natural Resources Co.
290	6.65%, 03/15/2017	321
	Plains Exploration & Production Co.
1,150	6.63%, 05/01/2021	1,258
713	6.88%, 02/15/2023	806
	Tesoro Corp.
105	5.13%, 04/01/2024	105
	Tesoro Logistics L.P.
320	5.50%, 10/15/2019 ■	329
480	6.25%, 10/15/2022 ■	497
	Transocean, Inc.
225	6.38%, 12/15/2021	236
625	6.50%, 11/15/2020	643
	Tullow Oil plc
275	6.00%, 11/01/2020 ■	257
	Valero Energy Corp.
1,911	9.38%, 03/15/2019 ‡	2,438

The accompanying notes are an integral part of these financial statements.

11

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 24.4% - (continued)
		Petroleum and Coal Products Manufacturing - 2.0% - (continued)
		Williams Partners L.P.
	$2,925	3.90%, 01/15/2025 ‡	$2,902
	2,200	4.30%, 03/04/2024 ╦	2,277
		WPX Energy, Inc.
	635	5.25%, 09/15/2024	619
			34,649
		Pipeline Transportation - 0.7%
		El Paso Corp.
	900	7.00%, 06/15/2017	1,001
		Energy Transfer Equity L.P.
	3,975	5.95%, 10/01/2043	4,392
	1,840	6.50%, 02/01/2042	2,127
	1,138	7.50%, 10/15/2020	1,309
		Kinder Morgan Energy Partners L.P.
	2,070	5.50%, 03/01/2044	2,073
		Kinder Morgan Finance Co.
	720	6.00%, 01/15/2018 ■	790
		Southern Star Central Corp.
	75	5.13%, 07/15/2022 ■	76
			11,768
		Plastics and Rubber Products Manufacturing - 0.0%
		Continental Rubber of America Corp.
	475	4.50%, 09/15/2019 ■	497

		Primary Metal Manufacturing - 0.0%
		United States Steel Corp.
	550	7.38%, 04/01/2020	616

		Printing and Related Support Activities - 0.1%
		Deluxe Corp.
	760	7.00%, 03/15/2019	798

		Rail Transportation - 0.1%
		Canadian Pacific Railway Co.
	725	9.45%, 08/01/2021	989

		Real Estate, Rental and Leasing - 0.8%
		Air Lease Corp.
	500	2.13%, 01/15/2018	494
		Duke Realty L.P.
	1,625	3.63%, 04/15/2023	1,602
		ERAC USA Finance Co.
	115	2.35%, 10/15/2019 ■	114
		International Lease Finance Corp.
	2,105	5.88%, 04/01/2019	2,268
	1,025	6.75%, 09/01/2016 ■	1,087
		Kennedy-Wilson, Inc.
	905	8.75%, 04/01/2019	962
		ProLogis L.P.
	6,400	3.35%, 02/01/2021 ‡	6,467
		Ryder System, Inc.
	1,095	2.55%, 06/01/2019 ╦	1,101
			14,095
		Retail Trade - 0.4%
		Arcelik AS
	1,265	5.00%, 04/03/2023 ■	1,195
		Building Materials Corp.
	190	5.38%, 11/15/2024 ■☼	190
	831	7.50%, 03/15/2020 ■	880
		Group 1 Automotive, Inc.
	640	5.00%, 06/01/2022 ■	634
		Home Depot, Inc.
	260	4.20%, 04/01/2043	266
		Jaguar Land Rover plc
	450	8.13%, 05/15/2021 ■	495
		Sotheby's
	910	5.25%, 10/01/2022 ■	892
		Wal-Mart Stores, Inc.
	1,485	4.30%, 04/22/2044 ╦	1,548
		William Carter Co.
	1,375	5.25%, 08/15/2021	1,416
			7,516
		Truck Transportation - 0.2%
		Penske Truck Leasing Co.
	565	2.50%, 06/15/2019 ■	563
	1,150	2.88%, 07/17/2018 ■	1,171
	915	4.88%, 07/11/2022 ■	990
			2,724
		Utilities - 0.6%
		AES (The) Corp.
	195	5.50%, 03/15/2024	200
	212	9.75%, 04/15/2016	234
		Appalachian Power Co.
	95	4.40%, 05/15/2044 ╦	96
		Berkshire Hathaway Energy Co.
	3,385	8.48%, 09/15/2028 ‡	4,986
		CenterPoint Energy, Inc.
	1,700	6.85%, 06/01/2015 ╦	1,759
		Dolphin Subsidiary II, Inc.
	295	7.25%, 10/15/2021	313
		EDP Finance B.V.
	360	5.25%, 01/14/2021 ■	374
		Pacific Gas & Electric Co.
	725	3.75%, 02/15/2024 ╦	752
	675	8.25%, 10/15/2018 ╦	823
			9,537
		Total Corporate Bonds
		(Cost $408,361)	$422,852

Foreign Government Obligations - 2.1%
		Angola - 0.1%
		Angola (Republic of)
	$1,625	7.00%, 08/16/2019 §	$1,737

		Armenia - 0.1%
		Armenia (Republic of)
	1,700	6.00%, 09/30/2020 §	1,777

		Azerbaijan - 0.1%
		Azerbaijan (Republic of)
	1,745	4.75%, 03/13/2023 §	1,733

		Brazil - 0.4%
		Brazil (Federative Republic of)
	2,300	4.88%, 01/22/2021	2,478
BRL	18,750	9.70%, 09/01/2020 ○	4,859
			7,337

The accompanying notes are an integral part of these financial statements.

12

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 2.1% - (continued)
		Costa Rica - 0.1%
		Costa Rica (Republic of)
	$2,000	5.63%, 04/30/2043 §	$1,750

		Dominican Republic - 0.2%
		Dominican (Republic of)
DOP	120,000	11.50%, 05/10/2024 ■	2,794

		Indonesia - 0.1%
		Indonesia (Republic of)
IDR	29,000,000	8.38%, 03/15/2024	2,451

		Latvia - 0.0%
		Latvia (Republic of)
	400	2.75%, 01/12/2020 §	395

		Mexico - 0.3%
		Mexico (United Mexican States)
MXN	41,760	4.00%, 06/13/2019 ◄‡	3,426
	2,524	4.75%, 03/08/2044 ‡	2,563
			5,989
		Russia - 0.2%
		Russia (Federation of)
	500	3.63%, 04/29/2015 §	502
RUB	96,950	7.50%, 02/27/2019 Δ	2,067
			2,569
		South Africa - 0.2%
		South Africa (Republic of)
ZAR	36,200	7.75%, 02/28/2023	3,294

		Uruguay - 0.2%
		Uruguay (Republic of)
UYU	74,364	4.25%, 04/05/2027 ◄‡	3,297

		Venezuela - 0.1%
		Venezuela (Republic of)
	3,050	7.00%, 03/31/2038 §	1,754

		Total Foreign Government Obligations
		(Cost $37,744)	$36,877

Municipal Bonds - 0.9%
		General Obligations - 0.4%
		California State GO
	$1,300	7.50%, 04/01/2034 ╦	$1,875
		California State GO, Taxable
	3,625	7.55%, 04/01/2039 ‡	5,444
		Illinois State GO
	230	5.88%, 03/01/2019	255
			7,574
		Higher Education (Univ., Dorms, etc.) - 0.2%
		Massachusetts State Development Fin Agency Rev
	130	5.35%, 12/01/2028	145
		University of California
	2,365	4.60%, 05/15/2031 ‡	2,563
			2,708
		Miscellaneous - 0.2%
		Puerto Rico Government Employees Retirement System
	950	6.15%, 07/01/2038	470
	750	6.20%, 07/01/2039	371
	3,350	6.30%, 07/01/2043	1,642
	975	6.55%, 07/01/2058	476
			2,959
		Utilities - Electric - 0.1%
		Municipal Elec Auth Georgia
	1,285	6.64%, 04/01/2057 ╦	1,636

		Total Municipal Bonds
		(Cost $13,903)	$14,877

Senior Floating Rate Interests ♦ - 5.0%
		Administrative, Support, Waste Management and Remediation Services - 0.1%
		Acosta Holdco, Inc.
	$485	5.00%, 09/26/2021	$485
		Audio Visual Services Group, Inc.
	537	4.50%, 01/25/2021	533
		ServiceMaster (The) Co.
	424	4.25%, 07/01/2021	420
			1,438
		Agriculture, Construction, Mining and Machinery - 0.0%
		Signode Industrial Group US, Inc.
	644	4.00%, 05/01/2021	632

		Air Transportation - 0.0%
		Delta Air Lines, Inc.
	447	3.25%, 10/18/2018	437

		Arts, Entertainment and Recreation - 0.5%
		24 Hour Fitness Worldwide, Inc.
	808	4.75%, 05/28/2021	806
		Aristocrat Leisure Ltd.
	585	4.75%, 10/20/2021	580
		Caesars Entertainment Operating Co., Inc.
	296	5.99%, 03/01/2017	263
	1,801	6.99%, 03/01/2017	1,612
		Caesars Growth Property Holdings LLC
	334	6.25%, 05/08/2021	315
		Formula One Holdings
	850	4.75%, 07/30/2021	843
	355	7.75%, 07/29/2022	353
		MGM Resorts International
	614	3.50%, 12/20/2019	606
		Numericable
	550	4.50%, 05/21/2020	551
		Scientific Games International, Inc.
	270	6.00%, 10/01/2021	264
		Station Casinos LLC
	183	4.25%, 03/02/2020	181
		Templar Energy
	350	8.50%, 11/25/2020	315
		Tribune Co.
	1,180	4.00%, 12/27/2020 ☼	1,170
			7,859

The accompanying notes are an integral part of these financial statements.

13

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 5.0% - (continued)
	Chemical Manufacturing - 0.2%
	Cytec Industries, Inc.
$106	4.50%, 10/03/2019	$106
	Ferro Corp.
350	4.00%, 07/30/2021	345
	Huntsman International LLC, Extended Term Loan B
346	2.68%, 04/19/2017	342
	Ineos US Finance LLC
1,767	3.75%, 05/04/2018	1,742
	Minerals Technologies, Inc.
435	4.00%, 05/07/2021	433
	Monarch, Inc.
205	4.50%, 10/03/2019	203
	Pinnacle Operating Corp.
392	4.75%, 11/15/2018	389
	Univar, Inc.
189	5.00%, 06/30/2017	187
		3,747
	Computer and Electronic Product Manufacturing - 0.2%
	Avago Technologies Ltd.
653	3.75%, 05/06/2021	651
	CDW LLC
1,521	3.25%, 04/29/2020 ☼	1,486
	Freescale Semiconductor, Inc.
448	4.25%, 02/28/2020	442
595	5.00%, 01/15/2021	594
	NXP Semiconductors Netherlands B.V.
707	3.25%, 01/11/2020	699
		3,872
	Finance and Insurance - 0.5%
	Asurion LLC
493	5.00%, 05/24/2019	493
715	8.50%, 03/03/2021	726
	Chrysler Group LLC
1,085	3.25%, 12/31/2018	1,073
1,372	3.50%, 05/24/2017	1,364
	Cooper Gay Swett & Crawford Ltd.
360	5.00%, 04/16/2020	324
	Evertec LLC
943	3.50%, 04/17/2020	926
	Interactive Data Corp.
390	4.75%, 05/02/2021	390
	National Financial Partners Corp.
164	4.50%, 07/01/2020	163
	Sedgwick CMS Holdings, Inc.
1,740	3.75%, 03/01/2021	1,689
580	6.75%, 02/28/2022	563
	USI Insurance Services LLC
890	4.25%, 12/27/2019	880
	Walter Investment Management Corp.
745	4.75%, 12/18/2020	700
		9,291
	Food Manufacturing - 0.2%
	Burger King Co.
415	4.50%, 10/27/2021	414
	H.J. Heinz Co.
2,252	3.50%, 06/05/2020	2,237
	Hearthside Food Solutions
289	4.50%, 06/02/2021	287
	Hostess Brands, Inc.
159	6.75%, 04/09/2020	162
	Roundy's Supermarkets, Inc.
264	5.75%, 03/03/2021	234
	U.S. Foodservice, Inc.
456	4.50%, 03/31/2019	455
		3,789
	Food Services - 0.1%
	ARAMARK Corp.
1,114	3.25%, 02/24/2021	1,097

	Furniture and Related Product Manufacturing - 0.0%
	Tempur Sealy International, Inc.
362	3.50%, 03/18/2020	357
	Wilsonart International Holdings LLC
314	4.00%, 10/31/2019	309
		666
	Health Care and Social Assistance - 0.4%
	American Renal Holdings, Inc.
511	4.50%, 08/20/2019	501
	AmSurg Corp.
449	3.75%, 07/16/2021	445
	Community Health Systems, Inc.
605	4.25%, 01/27/2021	606
	DaVita HealthCare Partners, Inc.
873	3.50%, 06/24/2021	865
	HCA, Inc.
965	2.98%, 05/01/2018	960
	Healogics, Inc.
190	5.25%, 07/01/2021	189
	Ikaria Acquisition, Inc.
235	5.00%, 02/12/2021	235
	IMS Health, Inc.
459	3.50%, 03/17/2021	453
	Jazz Pharmaceuticals, Inc.
427	3.25%, 06/12/2018	423
	Mallinckrodt International Finance S.A.
672	3.50%, 03/19/2021	665
	One Call Medical, Inc.
831	5.00%, 11/27/2020	827
	Ortho-Clinical Diagnostics, Inc.
868	4.75%, 06/30/2021	858
	STHI Holding Corp.
160	4.50%, 08/06/2021	159
	Surgery Center Holdings, Inc.
260	5.25%, 07/24/2020 ☼	259
		7,445
	Information - 0.8%
	Charter Communications Operating LLC
1,852	3.00%, 07/01/2020 - 01/03/2021	1,817
260	4.25%, 09/10/2021	262
	Eagle Parent, Inc.
191	4.00%, 05/16/2018	189
	First Data Corp.
2,555	3.65%, 03/23/2018	2,530
380	4.15%, 03/24/2021	377
	Hyland Software, Inc.
155	4.75%, 02/19/2021	155

The accompanying notes are an integral part of these financial statements.

14

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 5.0% - (continued)
	Information - 0.8% - (continued)
	Kronos, Inc.
$1,232	4.50%, 10/30/2019	$1,226
315	9.75%, 04/30/2020	323
	La Quinta Intermediate Holdings
582	4.00%, 04/14/2021	577
	Lawson Software, Inc.
1,022	3.75%, 06/03/2020	1,008
	Level 3 Financing, Inc.
1,090	4.50%, 01/31/2022 ☼	1,094
	Syniverse Holdings, Inc.
456	4.00%, 04/23/2019	447
	Verint Systems, Inc.
721	3.50%, 09/06/2019	715
	Virgin Media Finance plc
1,470	3.50%, 06/07/2020	1,448
	Zayo Group LLC
975	4.00%, 07/02/2019	966
	Ziggo B.V.
819	2.75%, 01/15/2022 ☼	797
481	3.25%, 01/15/2022	468
		14,399
	Mining - 0.3%
	American Rock Salt Holdings LLC
978	4.75%, 05/20/2021	968
	Arch Coal, Inc.
1,834	6.25%, 05/16/2018	1,616
	BWAY Holding Co.
684	5.50%, 08/14/2020 ☼	687
	Fortescue Metals Group Ltd.
1,098	3.75%, 06/30/2019	1,070
		4,341
	Miscellaneous Manufacturing - 0.1%
	DigitalGlobe, Inc.
360	3.75%, 01/31/2020	357
	Hamilton Sundstrand Corp.
330	4.00%, 12/13/2019	324
	Reynolds Group Holdings, Inc.
757	4.00%, 11/30/2018	752
		1,433
	Motor Vehicle and Parts Manufacturing - 0.1%
	Tower Automotive Holdings USA LLC
1,102	4.00%, 04/23/2020	1,086

	Nonmetallic Mineral Product Manufacturing - 0.0%
	Ardagh Holdings USA, Inc.
209	4.00%, 12/17/2019	207

	Other Services - 0.1%
	Apex Tool Group LLC
601	4.50%, 01/31/2020	569
	Husky Injection Molding Systems Ltd.
154	4.25%, 06/30/2021	152
	Rexnord LLC
866	4.00%, 08/21/2020	854
		1,575
	Petroleum and Coal Products Manufacturing - 0.1%
	American Energy-Marcellus LLC
325	5.25%, 08/04/2020	316
	Chief Exploration & Development
330	7.50%, 05/16/2021	317
	Drillships Ocean Ventures, Inc.
259	5.50%, 07/25/2021	249
	Fieldwood Energy LLC
655	3.88%, 09/28/2018	640
	Seadrill Ltd.
1,123	4.00%, 02/21/2021	1,059
		2,581
	Pipeline Transportation - 0.1%
	EP Energy LLC
645	4.50%, 04/30/2019	641
	Philadelphia Energy Solutions LLC
364	6.25%, 04/04/2018	344
		985
	Plastics and Rubber Products Manufacturing - 0.1%
	Berry Plastics Group, Inc.
1,527	3.50%, 02/08/2020	1,493
	Consolidated Container Co.
510	5.00%, 07/03/2019	503
		1,996
	Primary Metal Manufacturing - 0.1%
	Novelis, Inc.
1,764	3.75%, 03/10/2017	1,744

	Professional, Scientific and Technical Services - 0.1%
	Advantage Sales & Marketing, Inc.
440	4.25%, 07/23/2021	436
	MoneyGram International, Inc.
1,002	4.25%, 03/27/2020	968
		1,404
	Real Estate, Rental and Leasing - 0.2%
	DTZ U.S. Borrower LLC
620	5.00%, 10/23/2021 - 10/28/2021 ☼	620
235	8.25%, 10/28/2022 ☼	235
	International Lease Finance Corp.
325	3.50%, 03/06/2021	323
	Neff Corp.
380	7.25%, 06/09/2021	381
	SBA Senior Finance II LLC
1,835	3.25%, 03/24/2021	1,802
		3,361
	Retail Trade - 0.4%
	Affinia Group, Inc.
252	4.75%, 04/27/2020	252
	Albertson's LLC
675	4.50%, 08/25/2021 ☼	675
	American Builders & Contractors Supply Co., Inc.
421	3.50%, 04/16/2020	411
	Cooper-Standard Automotive, Inc.
339	4.00%, 04/04/2021	335
	Lands' End, Inc.
343	4.25%, 04/04/2021	335
	Mauser-Werke GmbH
220	4.50%, 07/31/2021	216
	Metaldyne Performance Group, Inc.
430	4.50%, 10/20/2021 ☼	430
	Michaels Stores, Inc.
453	3.75%, 01/28/2020	445
605	4.00%, 01/28/2020	597

The accompanying notes are an integral part of these financial statements.

15

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 5.0% - (continued)
	Retail Trade - 0.4% - (continued)
	Neiman Marcus (The) Group, Inc.
$684	4.25%, 10/25/2020	$675
	Rite Aid Corp.
115	5.75%, 08/21/2020	115
	Weight Watchers International, Inc.
2,620	4.00%, 04/02/2020	1,998
		6,484
	Truck Transportation - 0.0%
	Nexeo Solutions LLC
289	5.00%, 09/09/2017	285

	Utilities - 0.2%
	Calpine Corp.
1,017	3.25%, 01/31/2022	991
	Energy Future Holdings
280	4.25%, 06/19/2016	279
	Star West Generation LLC
1,331	4.25%, 03/13/2020	1,317
	Texas Competitive Electric Holdings Co. LLC
350	4.65%, 10/10/2017 Ψ	255
		2,842
	Wholesale Trade - 0.1%
	Gates Global LLC
960	4.25%, 07/05/2021	948

	Total Senior Floating Rate Interests
	(Cost $87,680)	$85,944

U.S. Government Agencies - 31.9%
	FHLMC - 8.0%
$30,078	0.53%, 10/25/2020 ►	$438
13,870	2.15%, 08/25/2018 ►	894
42,952	3.00%, 08/01/2029 - 11/15/2044 ☼,Ð	43,402
10,157	3.50%, 11/15/2029 - 08/01/2034 ☼,Ð	10,660
31,570	4.00%, 08/01/2025 - 11/15/2044 ☼,Ð	33,584
31,400	4.50%, 11/15/2044 ☼,Ð	34,010
11,032	5.50%, 11/01/2037 - 06/01/2041	12,314
2,976	6.00%, 01/01/2023 - 11/15/2044 ☼,Ð	3,371
		138,673
	FNMA - 17.6%
3,161	2.14%, 11/01/2022	3,086
4,521	2.15%, 10/01/2022	4,410
2,165	2.20%, 12/01/2022	2,122
1,271	2.28%, 11/01/2022	1,247
58	2.29%, 10/01/2022	57
1,075	2.34%, 11/01/2022	1,059
990	2.40%, 10/01/2022	979
844	2.42%, 11/01/2022	835
60	2.44%, 01/01/2023	59
48	2.45%, 08/01/2022	48
866	2.47%, 11/01/2022	860
18,190	2.50%, 11/15/2029 - 11/15/2044 ☼,Ð	17,985
58	2.66%, 09/01/2022	58
510	2.76%, 05/01/2021	522
81	2.78%, 04/01/2022	83
350	2.94%, 06/01/2022	360
81	2.98%, 01/01/2022	84
70,400	3.00%, 11/15/2029 - 11/15/2044 ☼,Ð	71,605
1,965	3.10%, 09/01/2024	2,010
58	3.20%, 04/01/2022	60
1,465	3.21%, 05/01/2023	1,516
497	3.26%, 05/01/2024	515
255	3.34%, 04/01/2024	266
1,971	3.42%, 04/01/2024	2,070
100	3.45%, 01/01/2024	105
104	3.47%, 01/01/2024	109
73,800	3.50%, 11/15/2044 - 12/15/2044 ☼,Ð	76,260
256	3.67%, 08/01/2023	274
70	3.70%, 10/01/2023	75
95	3.76%, 03/01/2024	102
210	3.86%, 11/01/2023 - 12/01/2025	227
242	3.87%, 10/01/2025	261
314	3.89%, 05/01/2030	331
325	3.93%, 10/01/2023	354
139	3.96%, 05/01/2034	148
85	3.97%, 05/01/2029	91
29,140	4.00%, 06/01/2025 - 11/15/2044 ☼,Ð	30,965
1,259	4.02%, 11/01/2028	1,349
206	4.06%, 10/01/2028	224
43,797	4.50%, 08/01/2024 - 11/15/2044 ☼,Ð	47,469
11,942	5.00%, 04/01/2018 - 11/15/2044 ☼,Ð	13,131
2,922	5.50%, 06/25/2042 ►	508
13,252	5.50%, 01/01/2017 - 11/01/2037	14,812
4,400	6.00%, 05/01/2016 - 10/01/2038	4,984
58	7.00%, 10/01/2037	67
68	7.50%, 12/01/2029 - 09/01/2031	80
		303,822
	GNMA - 6.3%
11,000	3.00%, 11/15/2044 ☼,Ð	11,206
22,020	3.50%, 05/15/2042 - 11/15/2044 ☼,Ð	23,064
26,162	4.00%, 09/20/2040 - 11/15/2044 ☼,Ð	27,998
11,858	4.50%, 07/15/2033 - 11/15/2044 ☼,Ð	12,947
11,700	5.00%, 06/15/2041 - 12/15/2044 ☼,Ð	12,953
5,520	5.50%, 05/15/2033 - 11/15/2044 ☼,Ð	6,163
12,176	6.00%, 02/15/2029 - 11/15/2044 ☼,Ð	13,824
732	6.50%, 09/15/2028 - 07/15/2032	841
		108,996
	Total U.S. Government Agencies
	(Cost $548,478)	$551,491

U.S. Government Securities - 7.7%
U.S. Treasury Securities - 7.7%
	U.S. Treasury Bonds - 3.5%
$22,875	3.13%, 08/15/2044 Є	$23,157
16,540	3.38%, 05/15/2044 Є	17,547
18,090	3.63%, 08/15/2043 - 02/15/2044 ‡	20,074
		60,778
	U.S. Treasury Notes - 4.2%
1,300	0.50%, 09/30/2016 ╦	1,301
47,965	0.88%, 04/30/2017 Є	48,122
1,030	1.00%, 09/15/2017 ╦	1,033
16,000	1.50%, 12/31/2018 ‡	16,048
1,600	2.38%, 08/15/2024 ╦	1,606
4,700	3.13%, 04/30/2017 □Є	4,977
100	4.25%, 11/15/2014 ╦	100
		73,187
		133,965
	Total U.S. Government Securities
	(Cost $130,989)	$133,965

The accompanying notes are an integral part of these financial statements.

16

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Preferred Stocks - 0.1%
	Banks - 0.0%
85	Federal Home Loan Mortgage Corp.	$362
—	U.S. Bancorp	383
		745
	Diversified Financials - 0.1%
20	Citigroup Capital XIII	536
10	Discover Financial Services	265
		801
	Insurance - 0.0%
11	Allstate (The) Corp.	270

	Total Preferred Stocks
	(Cost $3,562)	$1,816

	Total Long-Term Investments Excluding Purchased Options
	(Cost $1,711,586)	$1,736,255

Short-Term Investments - 22.8%
Other Direct Federal Obligations - 9.1%
	FHLB
$159,000	0.07%, 04/22/2015 - 04/29/2015	$158,934
		158,934

Repurchase Agreements - 1.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $77, collateralized by U.S. Treasury Note 1.50%, 2019, value of $78)
77	0.08%, 10/31/2014	77
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $1,309, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $1,335)
1,309	0.09%, 10/31/2014	1,309
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $352, collateralized by U.S.
Treasury Bond 2.88% - 5.25%, 2029 - 2043,
U.S. Treasury Note 0.38% - 4.50%, 2015 -
	2022, value of $359)
352	0.08%, 10/31/2014	352
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,192, collateralized by FHLMC
2.00% - 5.50%, 2022 - 2034, FNMA 2.00% -
4.50%, 2024 - 2039, GNMA 3.00%, 2043,
U.S. Treasury Note 4.63%, 2017, value of
	$1,216)
1,192	0.10%, 10/31/2014	1,192
Barclays Capital TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $4,492, collateralized by U.S.
Treasury Bond 4.50% - 6.25%, 2023 - 2036,
U.S. Treasury Note 1.63% - 2.13%, 2015 -
	2019, value of $4,582)
4,492	0.08%, 10/31/2014	4,492
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $5,164,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $5,267)
5,164	0.09%, 10/31/2014	5,164
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $298, collateralized by U.S. Treasury Note 0.88%, 2017, value of $304)
298	0.13%, 10/31/2014	298
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $439, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$448)
439	0.07%, 10/31/2014	439
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $4,622, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury
Bond 3.75% - 11.25%, 2015 - 2043, U.S.
Treasury Note 1.38% - 4.25%, 2015 - 2022,
	value of $4,715)
4,622	0.08%, 10/31/2014	4,622
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$8,957, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note
	1.75% - 2.88%, 2018 - 2019, value of $9,136)
8,957	0.10%, 10/31/2014	8,957
		26,902

The accompanying notes are an integral part of these financial statements.

17

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 22.8% - (continued)
U.S. Government Agencies - 12.1%
	FHLMC
$210,000	0.02%, 11/26/2014 ○		$209,998

	Total Short-Term Investments
	(Cost $395,878)		$395,834
	Total Investments Excluding Purchased Options
	(Cost $2,107,464)	123.1%	$2,132,089
	Total Purchased Options
	(Cost $741)	—%	326
	Total Investments
	(Cost $2,108,205) ▲	123.1%	$2,132,415
	Other Assets and Liabilities	(23.1)%	(401,041)
	Total Net Assets	100.0%	$1,731,374

The accompanying notes are an integral part of these financial statements.

18

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $2,110,211 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$39,312
Unrealized Depreciation	(17,108)
Net Unrealized Appreciation	$22,204

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

Ψ	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $317,301, which represents 18.3% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $58,257, which represents 3.4% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Ð	Represents or includes a TBA transaction.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $380,559 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Є	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

Θ	This security, or a portion of this security, has been pledged as collateral in connection with OTC option and/or swaption contracts.

□	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Cash and securities pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged ‡	Received *

OTC option and/or OTC swap contracts	$–	$8,173
Total	$–	$8,173

‡	As previously noted, certain securities , or a portion of these securities, are pledged as collateral in connection with certain derivative instruments. These securities are held by the Fund but are not represented in the table above.
*	Securities valued at $4,234, held on behalf of the Fund at the custodian bank, were designated by broker(s) as collateral in connection with OTC option and/or OTC swap contracts. Since the broker retains legal title to the securities, the securities are not considered an asset of the Fund.

OTC Option Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Calls
BRL Call/USD Put	JPM	FX	2.43 BRL per USD	09/28/15	BRL	10,500,000	$43	$75	$(32)
INR Call/USD Put	BOA	FX	62.55 INR per USD	01/16/15	INR	210,000,000	56	54	2
MXN Call/USD Put	JPM	FX	13.61 MXN per USD	01/15/15	MXN	46,973,453	60	69	(9)
RUB Call/USD Put	GSC	FX	36.97 RUB per USD	09/02/15	RUB	159,000,000	7	58	(51)
TRY Call/USD Put	JPM	FX	2.31 TRY per USD	01/19/15	TRY	8,000,000	110	78	32
Total Calls						434,473,453	$276	$334	$(58)
Total purchased option contracts						434,473,453	$276	$334	$(58)

*	The number of contracts does not omit 000's.

OTC Swaption Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Puts
Credit Default Swaption CDX.NA.IG.22	BNP	CR	0.73%	11/19/14	USD	2,085,000	$–	$3	$(3)
Interest Rate Swaption USD	JPM	IR	3.50%	04/29/15	USD	22,975,000	50	404	(354)
Total Puts						25,060,000	$50	$407	$(357)
Total purchased swaption contracts						25,060,000	$50	$407	$(357)
Written swaption contracts:
Calls
Credit Default Swaption CDX.NA.IG.22	BNP	CR	0.60%	11/19/14	USD	2,085,000	$1	$1	$–
Credit Default Swaption CDX.NA.IG.23	CBK	CR	0.70%	11/19/14	USD	88,575,000	281	239	(42)
Credit Default Swaption CDX.NA.IG.23	BNP	CR	0.70%	11/19/14	USD	2,610,000	8	6	(2)
Credit Default Swaption CDX.NA.IG.23	MSC	CR	0.70%	11/19/14	USD	42,044,000	133	94	(39)
Interest Rate Swaption USD	BNP	IR	3.44%	10/23/24	USD	5,050,000	616	633	17
Total Calls						140,364,000	$1,039	$973	$(66)
Puts
Credit Default Swaption CDX.NA.IG.23	CBK	CR	0.70%	11/19/14	USD	88,580,000	$51	$97	$46
Credit Default Swaption CDX.NA.IG.23	BNP	CR	0.70%	11/19/14	USD	2,610,000	2	4	2
Credit Default Swaption CDX.NA.IG.23	MSC	CR	0.70%	11/19/14	USD	42,039,000	25	64	39
Interest Rate Swaption USD	BNP	IR	3.44%	10/23/24	USD	5,050,000	603	633	30
Total Puts						138,279,000	$681	$798	$117
Total written swaption contracts						278,643,000	$1,720	$1,771	$51

*	The number of contracts does not omit 000's.
Δ	For purchased swaptions, premiums are paid by the Fund, for written swaptions, premiums are received.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 2-Year Note Future	48	12/31/2014	$10,510	$10,539	$29	$–	$–	$(3)
U.S. Treasury 5-Year Note Future	2,441	12/31/2014	291,529	291,528	–	(1)	140	(701)
U.S. Treasury Long Bond Future	150	12/19/2014	20,969	21,164	195	–	–	(70)
Total					$224	$(1)	$140	$(774)
Short position contracts:
90-Day Eurodollar Future	351	12/14/2015	$87,065	$87,017	$48	$–	$57	$(17)
Euro-BOBL Future	1	12/08/2014	159	160	–	(1)	–	–
Euro-BUND Future	5	12/08/2014	933	946	–	(13)	–	–
U.S. Treasury 10-Year Note Future	1,056	12/19/2014	133,775	133,436	339	–	168	(57)
U.S. Treasury CME Ultra Long Term Bond Future	2	12/19/2014	314	314	–	–	–	(6)
Total					$387	$(14)	$225	$(80)
Total futures contracts					$611	$(15)	$365	$(854)

*	The number of contracts does not omit 000's.

OTC Credit Default Swap Contracts Outstanding at October 31, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	1,964	(0.32)%	07/25/45	$715	$–	$417	$–	$(298)
ABX.HE.AAA.06-1	BCLY	USD	260	(0.18)%	07/25/45	27	–	6	–	(21)
ABX.HE.AAA.06-1	CSI	USD	91	(0.18)%	07/25/45	1	–	2	1	–
ABX.HE.AAA.06-1	GSC	USD	171	(0.18)%	07/25/45	15	–	4	–	(11)
ABX.HE.AAA.06-1	JPM	USD	13	(0.18)%	07/25/45	–	–	–	–	–
ABX.HE.AAA.06-1	MSC	USD	20	(0.18)%	07/25/45	1	–	1	–	–
ABX.HE.AAA.06-2	BOA	USD	3,137	(0.11)%	05/25/46	658	–	627	–	(31)
ABX.HE.AAA.06-2	CSI	USD	82	(0.11)%	05/25/46	16	–	16	–	–
ABX.HE.AAA.06-2	CSI	USD	1,056	(0.11)%	05/25/46	249	–	211	–	(38)
ABX.HE.AAA.06-2	DEUT	USD	381	(0.11)%	05/25/46	89	–	76	–	(13)
ABX.HE.AAA.06-2	JPM	USD	626	(0.11)%	05/25/46	127	–	125	–	(2)
ABX.HE.AAA.06-2	MSC	USD	897	(0.11)%	05/25/46	183	–	180	–	(3)
ABX.HE.AAA.07	JPM	USD	67	(0.09)%	08/25/37	18	–	18	–	–
ABX.HE.AAA.07	MSC	USD	454	(0.09)%	08/25/37	118	–	118	–	–
ABX.HE.AAA.07-1	CSI	USD	1,997	(0.09)%	08/25/37	583	–	519	–	(64)
ABX.HE.AAA.07-1	GSC	USD	1,131	(0.09)%	08/25/37	286	–	294	8	–
ABX.HE.AAA.07-1	JPM	USD	67	(0.09)%	08/25/37	20	–	18	–	(2)
ABX.HE.AAA.07-1	MSC	USD	1,228	(0.09)%	08/25/37	303	–	319	16	–
ABX.HE.PENAAA.06-2	BCLY	USD	125	(0.11)%	05/25/46	21	–	18	–	(3)
ABX.HE.PENAAA.06-2	GSC	USD	2,023	(0.11)%	05/25/46	506	–	283	–	(223)
ABX.HE.PENAAA.06-2	JPM	USD	336	(0.11)%	05/25/46	46	–	47	1	–
ABX.HE.PENAAA.06-2	JPM	USD	2,172	(0.11)%	05/25/46	542	–	304	–	(238)
ABX.HE.PENAAA.06-2	MSC	USD	1,060	(0.11)%	05/25/46	257	–	148	–	(109)
ABX.HE.PENAAA.07-1	GSC	USD	1,041	(0.09)%	08/25/37	433	–	240	–	(193)
CMBX.NA.A.7	JPM	USD	35	(2.00)%	01/17/47	1	–	–	–	(1)
CMBX.NA.A.7	JPM	USD	1,520	(2.00)%	01/17/47	–	(32)	(3)	29	–
CMBX.NA.AA.1	UBS	USD	1,765	(0.25)%	10/12/52	379	–	257	–	(122)
CMBX.NA.AA.2	BOA	USD	3,483	(0.15)%	03/15/49	1,321	–	1,128	–	(193)
CMBX.NA.AA.2	CSI	USD	1,500	(0.15)%	03/15/49	468	–	486	18	–
CMBX.NA.AA.2	CSI	USD	158	(0.15)%	03/15/49	51	–	51	–	–
CMBX.NA.AA.2	GSC	USD	607	(0.15)%	03/15/49	212	–	197	–	(15)
CMBX.NA.AA.2	MSC	USD	67	(0.15)%	03/15/49	23	–	22	–	(1)
CMBX.NA.AA.7	BOA	USD	350	(1.50)%	01/17/47	–	(4)	1	5	–

The accompanying notes are an integral part of these financial statements.

21

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AA.7	CSI	USD	3,770	(1.50)%	01/17/47	$19	$–	$10	$–	$(9)
CMBX.NA.AA.7	CSI	USD	2,065	(1.50)%	01/17/47	–	(20)	6	26	–
CMBX.NA.AA.7	MSC	USD	1,565	(1.50)%	01/17/47	–	(16)	4	20	–
CMBX.NA.AJ.1	DEUT	USD	165	(0.84)%	10/12/52	4	–	4	–	–
CMBX.NA.AJ.1	DEUT	USD	655	(0.84)%	10/12/52	45	–	16	–	(29)
CMBX.NA.AJ.1	JPM	USD	340	(0.84)%	10/12/52	18	–	8	–	(10)
CMBX.NA.AJ.1	MSC	USD	1,170	(0.84)%	10/12/52	82	–	29	–	(53)
CMBX.NA.AJ.2	DEUT	USD	2,045	(1.09)%	03/15/49	186	–	175	–	(11)
CMBX.NA.AJ.2	DEUT	USD	159	(1.09)%	03/15/49	13	–	14	1	–
CMBX.NA.AJ.2	GSC	USD	3,827	(1.09)%	03/15/49	289	–	327	38	–
CMBX.NA.AJ.4	CBK	USD	1,021	(0.96)%	02/17/51	194	–	199	5	–
CMBX.NA.AJ.4	CSI	USD	548	(0.96)%	02/17/51	110	–	107	–	(3)
CMBX.NA.AJ.4	CSI	USD	2,331	(0.96)%	02/17/51	430	–	453	23	–
CMBX.NA.AJ.4	DEUT	USD	1,285	(0.96)%	02/17/51	251	–	250	–	(1)
CMBX.NA.AJ.4	GSC	USD	3,172	(0.96)%	02/17/51	557	–	617	60	–
CMBX.NA.AJ.4	JPM	USD	349	(0.96)%	02/17/51	73	–	67	–	(6)
CMBX.NA.AJ.4	JPM	USD	383	(0.96)%	02/17/51	73	–	75	2	–
CMBX.NA.AJ.4	MSC	USD	3,367	(0.96)%	02/17/51	1,033	–	654	–	(379)
CMBX.NA.AJ.4	MSC	USD	1,579	(0.96)%	02/17/51	282	–	307	25	–
CMBX.NA.AM.2	CSI	USD	3,645	(0.50)%	03/15/49	224	–	46	–	(178)
CMBX.NA.AM.2	DEUT	USD	3,645	(0.50)%	03/15/49	210	–	46	–	(164)
CMBX.NA.AM.2	JPM	USD	1,310	(0.50)%	03/15/49	25	–	16	–	(9)
CMBX.NA.AM.2	MSC	USD	705	(0.50)%	03/15/49	35	–	9	–	(26)
CMBX.NA.AM.4	BOA	USD	890	(0.50)%	02/17/51	107	–	36	–	(71)
CMBX.NA.AM.4	CSI	USD	510	(0.50)%	02/17/51	59	–	21	–	(38)
CMBX.NA.AM.4	GSC	USD	475	(0.50)%	02/17/51	59	–	19	–	(40)
CMBX.NA.AM.4	JPM	USD	200	(0.50)%	02/17/51	11	–	9	–	(2)
CMBX.NA.AM.4	MSC	USD	2,155	(0.50)%	02/17/51	369	–	88	–	(281)
CMBX.NA.AS.6	CSI	USD	245	(1.00)%	05/11/63	1	–	2	1	–
CMBX.NA.AS.6	CSI	USD	3,270	(1.00)%	05/11/63	44	–	29	–	(15)
CMBX.NA.AS.7	CBK	USD	1,445	(1.00)%	01/17/47	34	–	23	–	(11)
CMBX.NA.AS.7	CSI	USD	120	(1.00)%	01/17/47	1	–	2	1	–
CMBX.NA.AS.7	CSI	USD	1,610	(1.00)%	01/17/47	38	–	26	–	(12)
Total						$12,545	$(72)	$9,824	$280	$(2,929)
Sell protection:
CMBX.NA.A.2	BOA	USD	867	0.25%	03/15/49	$–	$(503)	$(560)	$–	$(57)
CMBX.NA.A.2	DEUT	USD	28	0.25%	03/15/49	–	(17)	(18)	–	(1)
CMBX.NA.AAA.6	BOA	USD	3,720	0.50%	05/11/63	–	(94)	(73)	21	–
CMBX.NA.AAA.6	CSI	USD	11,275	0.50%	05/11/63	–	(281)	(221)	60	–
CMBX.NA.AAA.6	CSI	USD	1,840	0.50%	05/11/63	–	(36)	(36)	–	–
CMBX.NA.AAA.6	CSI	USD	740	5.00%	05/11/63	–	(22)	(1)	21	–
CMBX.NA.AAA.6	DEUT	USD	2,430	0.50%	05/11/63	–	(38)	(48)	–	(10)
CMBX.NA.AAA.6	DEUT	USD	5,435	0.50%	05/11/63	–	(132)	(106)	26	–
CMBX.NA.AAA.6	GSC	USD	1,210	0.50%	05/11/63	–	(27)	(24)	3	–
CMBX.NA.AAA.6	MSC	USD	1,390	0.50%	05/11/63	–	(37)	(27)	10	–
CMBX.NA.AAA.6	UBS	USD	10,000	0.50%	05/11/63	–	(256)	(195)	61	–
CMBX.NA.AAA.7	BOA	USD	2,375	0.50%	01/17/47	–	(58)	(69)	–	(11)
CMBX.NA.AAA.7	CSI	USD	2,430	0.50%	01/17/47	–	(67)	(71)	–	(4)
CMBX.NA.BB.6	BCLY	USD	785	5.00%	05/11/63	6	–	(1)	–	(7)
CMBX.NA.BB.6	BOA	USD	1,945	5.00%	05/11/63	–	(19)	(3)	16	–
CMBX.NA.BB.6	CBK	USD	1,515	5.00%	05/11/63	–	(11)	(2)	9	–
CMBX.NA.BB.6	CSI	USD	415	5.00%	05/11/63	–	–	–	–	–
CMBX.NA.BB.6	CSI	USD	5,175	5.00%	05/11/63	50	–	(8)	–	(58)
CMBX.NA.BB.6	CSI	USD	3,855	5.00%	05/11/63	–	(37)	(8)	29	–
CMBX.NA.BB.6	GSC	USD	1,010	5.00%	05/11/63	7	–	(1)	–	(8)
CMBX.NA.BB.6	UBS	USD	605	5.00%	05/11/63	16	–	(1)	–	(17)

The accompanying notes are an integral part of these financial statements.

22

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.7	BCLY	USD	360	5.00%	01/17/47	$–	$(11)	$(9)	$2	$–
CMBX.NA.BB.7	BOA	USD	2,085	5.00%	01/17/47	–	(79)	(51)	28	–
CMBX.NA.BB.7	CBK	USD	385	5.00%	01/17/47	–	(12)	(9)	3	–
CMBX.NA.BB.7	CSI	USD	705	5.00%	01/17/47	7	–	(17)	–	(24)
CMBX.NA.BB.7	CSI	USD	2,650	5.00%	01/17/47	–	(139)	(64)	75	–
CMBX.NA.BB.7	DEUT	USD	1,125	5.00%	01/17/47	–	(37)	(28)	9	–
CMBX.NA.BB.7	DEUT	USD	575	5.00%	01/17/47	–	(6)	(14)	–	(8)
CMBX.NA.BB.7	GSC	USD	1,625	5.00%	01/17/47	–	(98)	(39)	59	–
CMBX.NA.BBB-.7	CSI	USD	1,160	3.00%	01/17/47	–	(20)	(23)	–	(3)
CMBX.NA.BBB-.7	CSI	USD	1,080	3.00%	01/17/47	–	(64)	(21)	43	–
CMBX.NA.BBB-.7	UBS	USD	840	3.00%	01/17/47	–	(45)	(16)	29	–
PrimeX.ARM.2	JPM	USD	69	4.58%	12/25/37	2	–	2	–	–
PrimeX.ARM.2	JPM	USD	309	4.58%	12/25/37	10	–	10	–	–
PrimeX.ARM.2	MSC	USD	2,592	4.58%	06/25/36	–	(190)	80	270	–
PrimeX.ARM.2	MSC	USD	128	4.58%	12/25/37	4	–	4	–	–
PrimeX.FRM.1	JPM	USD	395	4.42%	07/25/36	41	–	41	–	–
Total						$143	$(2,336)	$(1,627)	$774	$(208)
Total traded indices						$12,688	$(2,408)	$8,197	$1,054	$(3,137)
Credit default swaps on single-name issues:
Buy protection:
ConAgra Foods, Inc.	GSC	USD	1,275	(1.00)% / (0.53) %	12/20/19	$–	$(21)	$(30)	$–	$(9)

Sell protection:
Illinois State GO	GSC	USD	1,050	1.00% / 1.11%	06/20/17	$4	$–	$(3)	$–	$(7)
International Lease Finance Corp.	BCLY	USD	415	5.00% / 2.15%	12/20/19	53	–	55	2	–
Total						$57	$–	$52	$2	$(7)
Total single-name issues						$57	$(21)	$22	$2	$(16)
						$12,745	$(2,429)	$8,219	$1,056	$(3,153)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.22	CME	USD	37,739	(5.00)%	06/20/19	$(2,531)	$(2,828)	$–	$(297)	$–	$(127)
CDX.NA.HY.23	CME	USD	35,015	(5.00)%	12/20/19	(1,610)	(2,446)	–	(836)	–	(138)
CDX.NA.IG.23	CME	USD	8,066	(1.00)%	12/20/19	(97)	(142)	–	(45)	12	(18)
ITRAXX.EUR.22	ICE	EUR	25,165	(1.00)%	12/20/19	(494)	(553)	–	(59)	–	(45)
ITRAXX.XOV.22	ICE	EUR	22,525	(5.00)%	12/20/19	(1,750)	(1,815)	–	(65)	–	(115)
Total						$(6,482)	$(7,784)	$–	$(1,302)	$12	$(443)

(a)	The FCM to the contracts is GSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2014

Clearing	Payments made	Payments received	Notional		Expiration	Upfront Premiums Paid	Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
House (a)	by Fund	by Fund	Amount		Date	(Received)	Value ╪	Asset	Liability	Asset	Liability
LCH	0.43% Fixed	6M EURIBOR	EUR	250	09/17/17	$–	$(1)	$–	$(1)	$–	$–

(a)	The FCM to the contracts is GSC.

TBA Sale Commitments Outstanding at October 31, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 3.00%	$13,000	11/15/2044	$13,010	$(75)
FHLMC, 3.50%	9,000	11/15/2044	9,290	(73)
FHLMC, 5.00%	1,900	11/15/2044	2,099	(1)
FHLMC, 5.50%	11,000	12/15/2044	12,256	(26)
FNMA, 3.00%	22,590	11/15/2029	23,428	(46)
FNMA, 3.50%	19,100	11/15/2029	20,180	35
FNMA, 5.50%	10,400	11/15/2044	11,614	(28)
FNMA, 6.00%	2,600	11/15/2044	2,943	(4)
GNMA, 3.50%	12,900	11/15/2044	13,496	59
GNMA, 4.50%	8,650	11/15/2044	9,439	(42)
Total			$117,755	$(201)

At October 31, 2014, the aggregate market value of these securities represents 6.8% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Buy	12/17/2014	CSFB	$270	$267	$–	$(3)
EUR	Buy	12/17/2014	DEUT	806	790	–	(16)
EUR	Buy	12/17/2014	HSBC	1,662	1,662	–	–
EUR	Buy	12/17/2014	TDS	5,428	5,331	–	(97)
EUR	Sell	12/17/2014	BCLY	983	975	8	–
EUR	Sell	09/18/2015	CBK	1,714	1,665	49	–
EUR	Sell	12/17/2014	CSFB	681	673	8	–

The accompanying notes are an integral part of these financial statements.

24

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Sell	12/17/2014	DEUT	$8,075	$7,818	$257	$–
EUR	Sell	11/04/2014	HSBC	1,662	1,662	–	–
EUR	Sell	12/17/2014	HSBC	270	262	8	–
EUR	Sell	11/28/2014	JPM	23,701	23,451	250	–
GBP	Buy	12/17/2014	RBC	418	411	–	(7)
GBP	Sell	11/28/2014	CBK	5,366	5,358	8	–
JPY	Buy	12/17/2014	JPM	1,378	1,308	–	(70)
JPY	Sell	12/17/2014	GSC	1,342	1,308	34	–
NGN	Buy	10/08/2015	BNP	2,734	2,688	–	(46)
RSD	Buy	09/18/2015	CBK	1,582	1,549	–	(33)
TRY	Buy	03/31/2015	BOA	2,889	2,987	98	–
Total						$720	$(272)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
TDS	TD Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
DOP	Dominican Peso
EUR	EURO
GBP	British Pound
IDR	Indonesian New Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican New Peso
NGN	Nigerian Naira
RSD	Serbian Dinar
RUB	Russian New Ruble
TRY	Turkish New Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Municipal Bond Abbreviations:
GO	General Obligation
Rev	Revenue

Other Abbreviations:
CLO	Collateralized Loan Obligation
CR	Credit
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

26

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$488,433	$–	$441,271	$47,162
Corporate Bonds	422,852	–	421,602	1,250
Foreign Government Obligations	36,877	–	36,877	–
Municipal Bonds	14,877	–	14,877	–
Preferred Stocks	1,816	1,433	383	–
Senior Floating Rate Interests	85,944	–	85,944	–
U.S. Government Agencies	551,491	–	551,491	–
U.S. Government Securities	133,965	24,763	109,202	–
Short-Term Investments	395,834	–	395,834	–
Purchased Options	326	–	326	–
Total	$2,132,415	$26,196	$2,057,807	$48,412
Foreign Currency Contracts *	$720	$–	$720	$–
Futures *	611	611	–	–
Swaps - Credit Default *	1,056	–	1,056	–
Total	$2,387	$611	$1,776	$–
Liabilities:
TBA Sale Commitments	$117,755	$–	$117,755	$–
Written Options	1,720	–	1,720	–
Total	$119,475	$–	$119,475	$–
Foreign Currency Contracts *	$272	$–	$272	$–
Futures *	15	15	–	–
Swaps - Credit Default *	4,455	–	4,455	–
Swaps - Interest Rate *	1	–	1	–
Total	$4,743	$15	$4,728	$–

♦	For the year ended October 31, 2014, investments valued at $27,730 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$44,890	$1,962	$1,063	†	$2,017	$19,468	$(19,795)	$607	$(3,050)	$47,162
Corporate Bonds	2,538	58	62	‡	—	1,250	(2,658)	—	—	1,250
U.S. Government Agencies	1,301	—	—		—	—	—	—	(1,301)	—
Total	$48,729	$2,020	$1,125		$2,017	$20,718	$(22,453)	$607	$(4,351)	$48,412
Swaps§	$39	$—	$—		$—	$—	$—	$—	$(39)	$—
Total	$39	$—	$—		$—	$—	$—	$—	$(39)	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $1,297.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was zero.
§	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

28

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,108,205)	$2,132,415
Cash	758
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	720
Unrealized appreciation on OTC swap contracts	1,056
Receivables:
Investment securities sold	298,986
Fund shares sold	3,098
Dividends and interest	8,602
Variation margin on financial derivative instruments	377
OTC swap premiums paid	12,745
Other assets	278
Total assets	2,459,035
Liabilities:
Unrealized depreciation on foreign currency contracts	272
Unrealized depreciation on OTC swap contracts	3,153
TBA sale commitments, at market value (proceeds $117,554)	117,755
Payables:
Investment securities purchased	594,940
Fund shares redeemed	1,618
Investment management fees	168
Dividends	38
Administrative fees	1
Distribution fees	47
Collateral received from broker	3,939
Variation margin on financial derivative instruments	1,297
Accrued expenses	206
OTC swap premiums received	2,429
Written option contracts (proceeds $1,771)	1,720
Other liabilities	78
Total liabilities	727,661
Net assets	$1,731,374
Summary of Net Assets:
Capital stock and paid-in-capital	$1,674,048
Undistributed net investment income	1,028
Accumulated net realized gain	34,643
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	21,655
Net assets	$1,731,374

The accompanying notes are an integral part of these financial statements.

29

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities – (continued)
October 31, 2014
(000’s Omitted)

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.71/$11.21
Shares outstanding	56,256
Net assets	$602,306
Class B: Net asset value per share	$10.63
Shares outstanding	1,819
Net assets	$19,329
Class C: Net asset value per share	$10.72
Shares outstanding	6,578
Net assets	$70,539
Class I: Net asset value per share	$10.72
Shares outstanding	1,095
Net assets	$11,737
Class R3: Net asset value per share	$10.90
Shares outstanding	630
Net assets	$6,868
Class R4: Net asset value per share	$10.88
Shares outstanding	1,501
Net assets	$16,342
Class R5: Net asset value per share	$10.88
Shares outstanding	90
Net assets	$978
Class Y: Net asset value per share	$10.87
Shares outstanding	92,259
Net assets	$1,003,275

The accompanying notes are an integral part of these financial statements.

30

The Hartford Total Return Bond Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$230
Interest	52,018
Less: Foreign tax withheld	(9)
Total investment income	52,239
Expenses:
Investment management fees	8,336
Administrative services fees
Class R3	14
Class R4	23
Class R5	1
Transfer agent fees
Class A	1,129
Class B	94
Class C	115
Class I	8
Class R3	2
Class R4	1
Class R5	—
Class Y	15
Distribution fees
Class A	1,451
Class B	254
Class C	719
Class R3	35
Class R4	39
Custodian fees	48
Accounting services fees	330
Registration and filing fees	143
Board of Directors' fees	43
Audit fees	19
Other expenses	231
Total expenses (before waivers and fees paid indirectly)	13,050
Expense waivers	(311)
Management fee waivers	(778)
Transfer agent fee waivers	(18)
Custodian fee offset	—
Total waivers and fees paid indirectly	(1,107)
Total expenses, net	11,943
Net Investment Income	40,296
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	50,219
Less: Foreign taxes paid on realized capital gains	(22)
Net realized gain on purchased option contracts	625
Net realized loss on TBA sale transactions	(7,686)
Net realized loss on futures contracts	(3,587)
Net realized gain on written option contracts	29
Net realized loss on swap contracts	(5,166)
Net realized gain on foreign currency contracts	461
Net realized loss on other foreign currency transactions	(96)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	34,777
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(2,612)
Net unrealized depreciation of purchased option contracts	(554)
Net unrealized appreciation of TBA sale commitments	1,014
Net unrealized appreciation of futures contracts	1,526
Net unrealized appreciation of written option contracts	51
Net unrealized appreciation of swap contracts	181
Net unrealized appreciation of foreign currency contracts	415
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(41)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(20)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	34,757
Net Increase in Net Assets Resulting from Operations	$75,053

The accompanying notes are an integral part of these financial statements.

31

The Hartford Total Return Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$40,296	$40,033
Net realized gain on investments, other financial instruments and foreign currency transactions	34,777	4,534
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(20)	(59,376)
Net Increase (Decrease) in Net Assets Resulting from Operations	75,053	(14,809)
Distributions to Shareholders:
From net investment income
Class A	(12,751)	(16,233)
Class B	(374)	(681)
Class C	(1,041)	(1,601)
Class I	(164)	(265)
Class R3	(129)	(187)
Class R4	(334)	(448)
Class R5	(18)	(22)
Class Y	(24,020)	(25,350)
Total from net investment income	(38,831)	(44,787)
From net realized gain on investments
Class A	—	(20,739)
Class B	—	(1,382)
Class C	—	(3,099)
Class I	—	(464)
Class R3	—	(289)
Class R4	—	(621)
Class R5	—	(29)
Class Y	—	(27,439)
Total from net realized gain on investments	—	(54,062)
Total distributions	(38,831)	(98,849)
Capital Share Transactions:
Class A	3,081	(65,339)
Class B	(12,494)	(12,994)
Class C	(9,035)	(20,796)
Class I	4,842	(3,565)
Class R3	(945)	(1,703)
Class R4	270	(4,958)
Class R5	299	(300)
Class Y	98,559	(11,551)
Net increase (decrease) from capital share transactions	84,577	(121,206)
Net Increase (Decrease) in Net Assets	120,799	(234,864)
Net Assets:
Beginning of period	1,610,575	1,845,439
End of period	$1,731,374	$1,610,575
Undistributed (distributions in excess of) net investment income	$1,028	$730

The accompanying notes are an integral part of these financial statements.

32

The Hartford Total Return Bond Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Total Return Bond Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and

33

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent

34

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

35

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at October 31, 2014
Assets:
Asset and Commercial Mortgage Backed Securities
Cost	Recent trade price	$100.44	$889
	Date	10/24/2014
Discounted cash flow	Internal rate of return	2.79% - 6.87% (4.43%)	38,028
	Life expectancy (in months)	24 - 309 (142)
Independent pricing service	Prior day valuation	$67.09 - $100.12 ($72.07)	1,408
Indicative market quotations	Broker quote †	$99.91 - $100.22 ($100.09)	6,837
Corporate Bonds
Cost	Recent trade price	$100.00	1,250
	Date	10/30/2014
Total			$48,412

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
†	The broker quote represents the best available estimate of fair value per share as of October 31, 2014.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net

36

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least

37

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open TBA commitments as of October 31, 2014, which may be a part of dollar roll transactions.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of October 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security,

38

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in

39

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of October 31, 2014. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

Options Contract Activity During the Year Ended October 31, 2014:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	145,414,434	2,295
Expired	—	—
Closed	(5,050,434)	(1,322)
Exercised	—	—
End of period	140,364,000	$973

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	145,414,415	2,103
Expired	—	—
Closed	(7,135,415)	(1,305)
Exercised	—	—
End of period	138,279,000	$798

* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors.

40

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and

41

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2014.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statement of Operations at the determination date.  The Fund had no outstanding spreadlock swap contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$50	$276	$—	$—	$—	$—	$326
Unrealized appreciation on foreign currency contracts	—	720	—	—	—	—	720
Unrealized appreciation on OTC swap contracts	—	—	1,056	—	—	—	1,056
Variation margin receivable *	365	—	12	—	—	—	377
Total	$415	$996	$1,068	$—	$—	$—	$2,479

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$272	$—	$—	$—	$—	$272
Unrealized depreciation on OTC swap contracts	—	—	3,153	—	—	—	3,153
Variation margin payable *	854	—	443	—	—	—	1,297
Written option contracts, market value	1,219	—	501	—	—	—	1,720
Total	$2,073	$272	$4,097	$—	$—	$—	$6,442

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $596 and open centrally cleared swaps net cumulative depreciation of $(1,303) as reported in the Schedule of Investments.

42

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased option contracts	$625	$—	$—	$—	$—	$—	$625
Net realized loss on futures contracts	(3,587)	—	—	—	—	—	(3,587)
Net realized gain on written option contracts	28	—	1	—	—	—	29
Net realized loss on swap contracts	(386)	—	(4,780)	—	—	—	(5,166)
Net realized gain on foreign currency contracts	—	461	—	—	—	—	461
Total	$(3,320)	$461	$(4,779)	$—	$—	$—	$(7,638)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$(493)	$(58)	$(3)	$—	$—	$—	$(554)
Net change in unrealized appreciation of futures contracts	1,526	—	—	—	—	—	1,526
Net change in unrealized appreciation of written option contracts	47	—	4	—	—	—	51
Net change in unrealized appreciation (depreciation) of swap contracts	817	—	(636)	—	—	—	181
Net change in unrealized appreciation of foreign currency contracts	—	415	—	—	—	—	415
Total	$1,897	$357	$(635)	$—	$—	$—	$1,619

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received		Cash Collateral Received		Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$10,345	$(2,169)	$(3,807	)†	$(3,888	)†	$481
Futures contracts - variation margin receivable	365	(365)	—		—		—
Swap contracts - variation margin receivable	12	(12)	—		—		—
Unrealized appreciation on foreign currency contracts	720	(122)	—		—		598
Total subject to a master netting or similar arrangement	$11,442	$(2,668)	$(3,807)		$(3,888)		$1,079

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

† An additional $427 of non-cash collateral and $51 of cash collateral was received by the Fund related to dervative assets.

43

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option and OTC swap contracts at market value	$3,520	$(2,169)	$—	$—	$1,351
Futures contracts - variation margin payable	854	(365)	(4,627)	—	—
Swaps contracts - variation margin payable	443	(12)	(4,992)	—	—
Unrealized depreciation on foreign currency contracts	272	(122)	—	—	150
Total subject to a master netting or similar arrangement	$5,089	$(2,668)	$(9,619)	$—	$1,501

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

44

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$38,832	$75,709
Long-Term Capital Gains ‡	—	23,171

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$25,981
Undistributed Long-Term Capital Gain	11,948
Unrealized Appreciation*	18,111
Total Accumulated Earnings	$56,040

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(1,167)
Accumulated Net Realized Gain (Loss)	1,167

45

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

During the year ended October 31, 2014, the Fund utilized $1,613 of prior year short term capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

Effective November 1, 2013, HFMC voluntarily agreed to waive investment management fees of 0.04% of average daily net assets until September 30, 2014. Effective October 1, 2014, HFMC contractually agreed to waive investment management fees of 0.12% of average daily net assets through February 29, 2016. These amounts are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

46

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. For the period October 1, 2014 through October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.87%	1.62%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%

Effective November 1, 2013 through September 30, 2014, the investment manager voluntarily agreed to limit the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.91%	1.66%	1.66%	0.66%	1.21%	0.91%	0.61%	0.56%

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	0.91%
Class B	1.65
Class C	1.65
Class I	0.62
Class R3	1.21
Class R4	0.90
Class R5	0.60
Class Y	0.51

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $2,079 and contingent deferred sales charges of $28 from the Fund.

47

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	41%

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$11,948,249	$587,516	$12,535,765
Sales Proceeds	11,989,934	800,206	12,790,140

48

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	10,782	1,188	(11,729)	241	10,834	3,384	(20,586)	(6,368)
Amount	$114,511	$12,625	$(124,055)	$3,081	$116,655	$36,313	$(218,307)	$(65,339)
Class B
Shares	70	34	(1,292)	(1,188)	154	183	(1,573)	(1,236)
Amount	$742	$360	$(13,596)	$(12,494)	$1,650	$1,955	$(16,599)	$(12,994)
Class C
Shares	902	92	(1,854)	(860)	1,231	404	(3,618)	(1,983)
Amount	$9,618	$981	$(19,634)	$(9,035)	$13,305	$4,343	$(38,444)	$(20,796)
Class I
Shares	802	14	(367)	449	739	63	(1,156)	(354)
Amount	$8,577	$152	$(3,887)	$4,842	$8,114	$673	$(12,352)	$(3,565)
Class R3
Shares	145	12	(245)	(88)	152	44	(354)	(158)
Amount	$1,561	$129	$(2,635)	$(945)	$1,648	$475	$(3,826)	$(1,703)
Class R4
Shares	374	31	(381)	24	199	98	(756)	(459)
Amount	$4,053	$334	$(4,117)	$270	$2,168	$1,067	$(8,193)	$(4,958)
Class R5
Shares	47	2	(21)	28	24	5	(57)	(28)
Amount	$504	$18	$(223)	$299	$274	$51	$(625)	$(300)
Class Y
Shares	27,295	2,213	(20,357)	9,151	17,825	4,832	(23,686)	(1,029)
Amount	$294,471	$23,873	$(219,785)	$98,559	$193,493	$52,568	$(257,612)	$(11,551)
Total
Shares	40,417	3,586	(36,246)	7,757	31,158	9,013	(51,786)	(11,615)
Amount	$434,037	$38,472	$(387,932)	$84,577	$337,307	$97,445	$(555,958)	$(121,206)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	194	$2,060
For the Year Ended October 31, 2013	147	$1,574

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the

49

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At the August 5-6, 2014 meeting, the Board of Directors approved the creation of Class R6 shares for the Fund. Class R6 shares launched on November 7, 2014. In connection with the launch of the Class R6 shares, an updated prospectus, dated November 7, 2014, and Statement of Additional Information, dated March 1, 2014, as amended November 7, 2014, for the Fund were filed with the U.S. Securities and Exchange Commission.

The Board of Directors at their November 5-6, 2014 meeting approved a new advisory fee schedule for the Fund. Effective November 7, 2014, the schedule below reflects the rates of compensation for investment management services rendered; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.430%
On next $500 million	0.380%
On next $4 billion	0.370%
On next $5 billion	0.360%
Over $10 billion	0.350%

At the November 5-6, 2014 meeting, the Board of Directors also approved the termination of the 0.12% contractual management fee waiver that took effect on October 1, 2014.

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

50

The Hartford Total Return Bond Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22	$0.46	$(0.23)	$–	$(0.23)	$10.71	4.46%	$602,306	1.00%	0.91%	2.26%
B	10.40	0.16	0.22	0.38	(0.15)	–	(0.15)	10.63	3.72	19,329	1.93	1.65	1.52
C	10.49	0.16	0.22	0.38	(0.15)	–	(0.15)	10.72	3.68	70,539	1.72	1.65	1.51
I	10.49	0.27	0.22	0.49	(0.26)	–	(0.26)	10.72	4.75	11,737	0.67	0.62	2.51
R3	10.66	0.21	0.23	0.44	(0.20)	–	(0.20)	10.90	4.16	6,868	1.28	1.21	1.96
R4	10.64	0.24	0.23	0.47	(0.23)	–	(0.23)	10.88	4.48	16,342	0.96	0.90	2.26
R5	10.64	0.27	0.24	0.51	(0.27)	–	(0.27)	10.88	4.79	978	0.67	0.60	2.55
Y	10.63	0.29	0.22	0.51	(0.27)	–	(0.27)	10.87	4.89	1,003,275	0.56	0.51	2.66

For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)	$(0.09)	$(0.26)	$(0.33)	$(0.59)	$10.48	(0.83)%	$586,762	0.99%	0.95%	2.15%
B	11.08	0.15	(0.32)	(0.17)	(0.18)	(0.33)	(0.51)	10.40	(1.58)	31,258	1.88	1.70	1.39
C	11.18	0.15	(0.33)	(0.18)	(0.18)	(0.33)	(0.51)	10.49	(1.66)	78,034	1.70	1.70	1.40
I	11.17	0.26	(0.32)	(0.06)	(0.29)	(0.33)	(0.62)	10.49	(0.55)	6,771	0.68	0.68	2.42
R3	11.35	0.20	(0.33)	(0.13)	(0.23)	(0.33)	(0.56)	10.66	(1.21)	7,655	1.28	1.25	1.85
R4	11.33	0.23	(0.33)	(0.10)	(0.26)	(0.33)	(0.59)	10.64	(0.92)	15,725	0.96	0.95	2.15
R5	11.33	0.26	(0.33)	(0.07)	(0.29)	(0.33)	(0.62)	10.64	(0.61)	664	0.67	0.65	2.44
Y	11.32	0.28	(0.34)	(0.06)	(0.30)	(0.33)	(0.63)	10.63	(0.52)	883,706	0.55	0.55	2.55

For the Year Ended October 31, 2012 (D)
A	$10.76	$0.29	$0.50	$0.79	$(0.34)	$(0.05)	$(0.39)	$11.16	7.50%	$696,383	0.98%	0.89%	2.64%
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	(0.31)	11.08	6.66	47,026	1.85	1.64	1.90
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	(0.31)	11.18	6.70	105,330	1.69	1.63	1.90
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	(0.42)	11.17	7.78	11,177	0.68	0.62	2.92
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	(0.36)	11.35	7.14	9,944	1.27	1.19	2.35
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	(0.39)	11.33	7.47	21,940	0.95	0.89	2.65
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	(0.42)	11.33	7.79	1,018	0.66	0.59	2.94
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	(0.43)	11.32	7.91	952,621	0.55	0.49	3.04

For the Year Ended October 31, 2011 (D)
A	$10.70	$0.33	$0.06	$0.39	$(0.33)	$–	$(0.33)	$10.76	3.78%	$673,310	0.98%	0.95%	3.16%
B	10.63	0.25	0.07	0.32	(0.26)	–	(0.26)	10.69	3.03	54,934	1.85	1.70	2.41
C	10.71	0.26	0.07	0.33	(0.26)	–	(0.26)	10.78	3.10	104,382	1.69	1.69	2.42
I	10.70	0.37	0.06	0.43	(0.36)	–	(0.36)	10.77	4.15	11,973	0.68	0.68	3.45
R3	10.87	0.31	0.06	0.37	(0.30)	–	(0.30)	10.94	3.49	11,922	1.26	1.25	2.85
R4	10.85	0.34	0.06	0.40	(0.33)	–	(0.33)	10.92	3.81	25,330	0.95	0.95	3.16
R5	10.85	0.37	0.07	0.44	(0.37)	–	(0.37)	10.92	4.12	990	0.66	0.65	3.46
Y	10.84	0.38	0.07	0.45	(0.38)	–	(0.38)	10.91	4.23	952,265	0.54	0.54	3.56

See Portfolio Turnover information on the next page.

51

The Hartford Total Return Bond Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2010 (D)
A	$10.21	$0.35	$0.51	$0.86	$(0.37)	$–	$(0.37)	$10.70	8.57%	$835,450	0.99	%(E)	0.98	%(E)	3.38	%(E)
B	10.15	0.27	0.50	0.77	(0.29)	–	(0.29)	10.63	7.72	70,845	1.87	(E)	1.74	(E)	2.62	(E)
C	10.23	0.28	0.49	0.77	(0.29)	–	(0.29)	10.71	7.68	118,462	1.71	(E)	1.70	(E)	2.66	(E)
I	10.22	0.37	0.51	0.88	(0.40)	–	(0.40)	10.70	8.73	9,395	0.74	(E)	0.73	(E)	3.62	(E)
R3	10.36	0.33	0.52	0.85	(0.34)	–	(0.34)	10.87	8.36	8,571	1.29	(E)	1.24	(E)	3.12	(E)
R4	10.35	0.36	0.51	0.87	(0.37)	–	(0.37)	10.85	8.57	25,652	0.97	(E)	0.96	(E)	3.40	(E)
R5	10.35	0.39	0.51	0.90	(0.40)	–	(0.40)	10.85	8.87	655	0.69	(E)	0.67	(E)	3.69	(E)
Y	10.34	0.40	0.51	0.91	(0.41)	–	(0.41)	10.84	9.00	994,424	0.57	(E)	0.56	(E)	3.80	(E)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Ratios do not include expenses of the Underlying Funds.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	84%
For the Year Ended October 31, 2013	106
For the Year Ended October 31, 2012	77
For the Year Ended October 31, 2011	131
For the Year Ended October 31, 2010	201

52

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Total Return Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Total Return Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

53

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

54

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

55

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

56

The Hartford Total Return Bond Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

57

The Hartford Total Return Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.20	$4.60	$1,000.00	$1,020.65	$4.60	0.90%	184	365
Class B	$1,000.00	$1,016.60	$8.36	$1,000.00	$1,016.92	$8.36	1.64	184	365
Class C	$1,000.00	$1,015.40	$8.37	$1,000.00	$1,016.90	$8.38	1.65	184	365
Class I	$1,000.00	$1,021.60	$3.11	$1,000.00	$1,022.12	$3.11	0.61	184	365
Class R3	$1,000.00	$1,017.30	$6.11	$1,000.00	$1,019.15	$6.11	1.20	184	365
Class R4	$1,000.00	$1,018.90	$4.57	$1,000.00	$1,020.68	$4.57	0.90	184	365
Class R5	$1,000.00	$1,021.40	$3.05	$1,000.00	$1,022.19	$3.05	0.60	184	365
Class Y	$1,000.00	$1,020.90	$2.55	$1,000.00	$1,022.69	$2.55	0.50	184	365

58

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Total Return Bond Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

59

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

60

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile of its expense group, while its actual management fee was in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap and a permanent expense cap on each share class. These arrangements resulted in reimbursement of certain expenses incurred in 2013. The Board also noted that in response to a request from the Board, HFMC had agreed to waive 0.08% of its contractual management fee for the Fund and lower the Fund’s annual renewable expense cap for each share class by 0.08% from November 1, 2014 to October 31, 2015.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer

61

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

62

The Hartford Total Return Bond Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool. The Fund may purchase mortgage-backed securities in the "to be announced" (TBA) market. This subjects the Fund to counterparty risk and the risk that the security the Fund buys will lose value prior to its delivery.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

63

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

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b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

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c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-TRB14 12/14 114011-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD UNCONSTRAINED BOND FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford Unconstrained Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Unconstrained Bond Fund inception 10/31/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to maximize long-term total return.

Performance Overview 10/31/04 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	5 Years	10 Years
Unconstrained Bond A#	3.16%	4.85%	3.99%
Unconstrained Bond A##	-1.48%	3.89%	3.52%
Unconstrained Bond B#	2.30%	4.07%	3.37%*
Unconstrained Bond B##	-2.70%	3.73%	3.37%*
Unconstrained Bond C#	2.29%	4.09%	3.22%
Unconstrained Bond C##	1.29%	4.09%	3.22%
Unconstrained Bond I#	3.32%	4.98%	4.06%
Unconstrained Bond R3#	2.76%	4.81%	4.10%
Unconstrained Bond R4#	3.07%	5.01%	4.20%
Unconstrained Bond R5#	3.37%	5.20%	4.29%
Unconstrained Bond Y#	3.48%	5.19%	4.28%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.09%	1.58%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.64%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/25/12. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a different investment strategy and in pursuit of a different investment goal. As of April 23, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Unconstrained Bond Fund
Manager Discussion
October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Unconstrained Bond Class A	0.99%	1.13%
Unconstrained Bond Class B	1.74%	2.01%
Unconstrained Bond Class C	1.74%	1.82%
Unconstrained Bond Class I	0.74%	0.76%
Unconstrained Bond Class R3	1.29%	1.44%
Unconstrained Bond Class R4	0.99%	1.11%
Unconstrained Bond Class R5	0.69%	0.82%
Unconstrained Bond Class Y	0.69%	0.71%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill III	Joseph F. Marvan, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Unconstrained Bond Fund returned 3.16%, before sales charge, for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.14% for the same period. The Fund outperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s other benchmark, which returned 0.05% for the same period. The Fund outperformed the 2.49% average return of the Lipper Alternative Credit Focus Funds peer group, a group of funds that invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter the risk of missing the country’s inflation and growth targets. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter Gross Domestic Product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

The Fund’s low strategic duration posture relative to the Barclays U.S. Aggregate Bond Index detracted from performance, as did an allocation to high yield bonds. During the period, the Fund was underweight investment grade credit in favor of allocations to lower tier credit sectors. Emerging market debt exposure, obtained via index total return swaps, also detracted from relative results. These factors were somewhat offset by allocations to bank loans and non-agency Residential Mortgage-Backed Securities and an overweight to Commercial Mortgage-Backed Securities which contributed to results during the period.

Within high yield, positive results from an allocation to BB-rated issuers were more than offset by the negative impact of high yield credit default swap index positions, which were used as a source of liquidity and to manage overall portfolio risk.

What is the outlook?

We are positive on U.S. economic growth over the next year based on supportive monetary policy and diminishing fiscal drag, along with companies’ improving confidence and willingness to invest.

3

The Hartford Unconstrained Bond Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Additionally, the deceleration in global growth and decline in energy prices could, in our view, give the Fed more latitude in prolonging the start of the rate hiking cycle. At the end of the period we maintained a moderately pro-cyclical risk posture, favoring credit in general.

We continue to favor bank loans based on positive corporate fundamentals, expectations for a continued benign default environment, and attractive valuations. We also hold European bank contingent convertibles (CoCos) where the market’s lack of familiarity and the regulatory environment create an investment opportunity. Within high yield, we remain focused on BB-rated issuers. We also continue to find value in the securitized sectors like non-agency Residential Mortgage-Backed Securities, and senior tranches of Commercial Mortgage-Backed Securities and collateralized loans obligations. At the end of the period, we also held a modest allocation to unhedged local currency emerging market debt.

At the end of the period, we have tactically positioned the portfolio with a low strategic duration posture.

Credit Exposure
as of October 31, 2014
Credit Rating *	Percentage of Net Assets
Aaa/ AAA	48.7%
Aa/ AA	17.5
A	1.9
Baa/ BBB	6.6
Ba/ BB	15.6
B	15.5
Caa/ CCC or Lower	10.9
Not Rated	5.5
Non-Debt Securities and Other Short-Term Instruments	11.1
Other Assets and Liabilities	(33.3)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type
as of October 31, 2014
Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.0%
Total	0.0%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	28.0%
Corporate Bonds	17.5
Foreign Government Obligations	3.7
Municipal Bonds	0.8
Senior Floating Rate Interests	17.6
U.S. Government Agencies	40.4
U.S. Government Securities	14.2
Total	122.2%
Short-Term Investments	11.1
Purchased Options	0.0
Other Assets and Liabilities	(33.3)
Total	100.0%

4

The Hartford Unconstrained Bond Fund
Schedule of Investments
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.0%
	Finance and Insurance - 28.0%
	Adjustable Rate Mortgage Trust
$89	0.42%, 11/25/2035 Δ	$82
	American Home Mortgage Assets Trust
91	0.28%, 03/25/2047 ‡Δ	74
190	1.06%, 10/25/2046 ‡Δ	139
	Asset Backed Funding Certificates
73	0.37%, 01/25/2037 ‡Δ	46
	Atlas Senior Loan Fund Ltd.
395	1.78%, 10/15/2026 ■ΔΘ	395
	Banc of America Commercial Mortgage, Inc.
536	5.44%, 11/10/2042 Δ	537
	Banc of America Funding Corp.
153	0.35%, 10/20/2036 ‡Δ	109
56	5.85%, 01/25/2037 ‡	45
	Banc of America Mortgage Securities
117	2.69%, 09/25/2035 Δ	110
	BCAP LLC Trust
179	0.32%, 01/25/2037 ‡Δ	135
227	0.33%, 03/25/2037 ‡Δ	183
152	0.36%, 05/25/2047 ‡Δ	113
	Bear Stearns Adjustable Rate Mortgage Trust
58	2.37%, 02/25/2036 ‡Δ	57
	Bear Stearns Alt-A Trust
426	0.47%, 08/25/2036 ‡Δ	322
285	0.65%, 01/25/2036 ‡Δ	226
	Bear Stearns Commercial Mortgage Securities, Inc.
100	5.29%, 10/12/2042 ‡Δ	100
148	5.33%, 02/11/2044 ‡	159
457	5.41%, 12/11/2040	471
300	5.69%, 06/11/2050	328
235	5.90%, 06/11/2040 ‡Δ	259
	Carlyle Global Market Strategies
390	1.53%, 07/20/2023 ■‡Δ	389
	Cent CLO L.P.
500	1.71%, 08/01/2024 ■Δ	498
	CFCRE Commercial Mortgage Trust
195	3.83%, 12/15/2047 ‡	207
	Chase Mortgage Finance Corp.
350	5.50%, 11/25/2035 ‡	346
	CHL Mortgage Pass-Through Trust
21	0.49%, 03/25/2035 Δ	18
	CIFC Funding Ltd.
205	1.38%, 08/14/2024 ■‡Δ	204
395	1.73%, 05/24/2026 ■‡Δ	392
	Citigroup Commercial Mortgage Trust
375	6.34%, 12/10/2049 ‡Δ	416
	Citigroup/Deutsche Bank Commercial Mortgage Trust
125	5.32%, 12/11/2049 ‡	134
	Commercial Mortgage Loan Trust
570	6.24%, 12/10/2049 ‡Δ	618
	Commercial Mortgage Pass-Through Certificates
1,693	2.60%, 07/10/2046 ■►	74
20	2.85%, 10/15/2045 ‡	20
280	3.96%, 02/10/2047 - 03/10/2047 ‡	296
210	4.02%, 07/10/2045	224
135	5.95%, 06/10/2046 Δ	143
	Commercial Mortgage Trust
595	4.50%, 03/10/2046 ■‡Δ	399
	Community or Commercial Mortgage Trust
140	3.21%, 03/10/2046 ‡	141
135	3.69%, 08/10/2047 ‡	139
260	4.38%, 07/10/2045 Δ	283
	Countrywide Alternative Loan Trust
169	0.47%, 11/25/2035 ‡Δ	136
109	0.65%, 12/25/2035 ‡Δ	78
418	5.75%, 05/25/2036	356
	Countrywide Home Loans, Inc.
296	2.58%, 09/25/2047 Δ	264
112	5.75%, 08/25/2037	107
	CS First Boston Mortgage Securities Corp.
170	4.77%, 07/15/2037 ‡	172
375	4.88%, 04/15/2037 ‡	378
	CW Capital Cobalt Ltd.
235	5.22%, 08/15/2048	249
	Deutsche Alt-A Securities, Inc. Mortgage
196	0.27%, 08/25/2036 ‡Δ	152
100	0.30%, 03/25/2037 ‡Δ	69
	Downey S & L Assoc Mortgage Loan Trust
146	1.04%, 03/19/2046 ‡Δ	113
	Equity One ABS, Inc.
21	5.46%, 12/25/2033 ‡	14
	First Horizon Alternative Mortgage Securities
465	2.21%, 04/25/2036 ╦Δ	389
487	2.24%, 09/25/2035 ╦Δ	425
	First Horizon Mortgage Pass-Through Trust
246	2.56%, 08/25/2037 Δ	203
	GE Capital Commercial Mortgage Corp.
190	5.49%, 11/10/2045 ╦Δ	194
	GMAC Commercial Mortgage Securities, Inc.
167	5.24%, 11/10/2045 Δ	172
	GMAC Mortgage Corp. Loan Trust
125	2.93%, 09/19/2035 Δ	117
31	2.95%, 04/19/2036 ╦Δ	28
	Gramercy Park CLO Ltd.
340	1.53%, 07/17/2023 ■Δ	339
	Greenwich Capital Commercial Funding Corp.
420	5.74%, 12/10/2049	460
270	6.01%, 07/10/2038 ‡Δ	286
	GS Mortgage Securities Trust
3,149	0.37%, 07/10/2046 ►	38
632	1.86%, 08/10/2044 ■►	39
100	3.67%, 04/10/2047 ■Δ	69
245	3.68%, 04/12/2047 ‡Δ	256
395	5.02%, 11/10/2045 ■‡Δ	387
175	5.03%, 04/10/2047 ■Δ	165
	GSAA Home Equity Trust
24	0.20%, 12/25/2046 ‡Δ	16
485	0.23%, 02/25/2037 ‡Δ	264
34	0.32%, 03/25/2047 ‡Δ	18
184	0.39%, 11/25/2036 ‡Δ	108
35	0.45%, 03/25/2036 Δ	24
196	0.47%, 04/25/2047 ‡Δ	126
403	5.98%, 06/25/2036 ‡	237
	GSAMP Trust
176	0.24%, 01/25/2037 ‡Δ	105
	GSR Mortgage Loan Trust
115	2.67%, 10/25/2035 Δ	102
481	2.74%, 01/25/2036 Δ	445

The accompanying notes are an integral part of these financial statements.

5

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.0% - (continued)
	Finance and Insurance - 28.0% - (continued)
	GSR Mortgage Loan Trust - (continued)
$404	2.78%, 04/25/2035 ‡Δ	$392
	Harborview Mortgage Loan Trust
234	0.35%, 01/19/2038 ‡Δ	197
332	0.38%, 05/19/2047 ‡Δ	130
990	0.40%, 12/19/2036 ‡Δ	700
210	0.49%, 09/19/2035 ‡Δ	162
14	0.51%, 01/19/2035 Δ	10
405	2.74%, 01/19/2035 ‡Δ	390
	Hilton USA Trust
100	2.91%, 11/05/2030 ■‡Δ	100
315	3.91%, 11/05/2030 ■‡Δ	315
	Home Equity Loan Trust
162	2.45%, 11/25/2035 ‡Δ	152
	IndyMac Index Mortgage Loan Trust
5	0.39%, 07/25/2035 Δ	4
127	0.43%, 07/25/2035 ‡Δ	108
82	0.44%, 01/25/2036 ‡Δ	57
471	0.55%, 07/25/2046 ‡Δ	231
	JP Morgan Chase Commercial Mortgage Securities Corp.
466	1.65%, 02/12/2051 ‡Δ	467
105	2.75%, 10/15/2045 ■	80
200	2.83%, 10/15/2045	198
111	4.57%, 12/15/2047 ■‡Δ	94
100	4.82%, 10/15/2045 ■Δ	99
300	5.40%, 12/15/2044 ‡Δ	308
194	5.72%, 02/15/2051 ‡	212
490	5.89%, 02/12/2049 ‡Δ	533
195	6.06%, 04/15/2045 ‡Δ	206
	JP Morgan Mortgage Trust
111	2.54%, 09/25/2035 Δ	106
136	2.55%, 04/25/2037 ‡Δ	122
466	2.71%, 05/25/2036 ‡Δ	422
	JPMBB Commercial Mortgage Securities Trust
1,779	0.89%, 09/15/2047 ►	94
	LB-UBS Commercial Mortgage Trust
263	5.43%, 02/15/2040	285
367	5.86%, 07/15/2040 ‡	389
139	5.87%, 09/15/2045	154
60	6.32%, 04/15/2041 ‡Δ	67
	Lehman XS Trust
122	0.36%, 07/25/2046 ‡Δ	96
	Long Beach Asset Holdings Corp.
45	0.00%, 04/25/2046 ■●	—
	Luminent Mortgage Trust
91	0.35%, 02/25/2046 ‡Δ	67
40	0.39%, 04/25/2036 Δ	26
	Magnetite CLO Ltd.
480	1.70%, 07/25/2026 ■Δ	476
	Merrill Lynch Mortgage Investors Trust
106	2.52%, 07/25/2035 ‡Δ	88
100	5.14%, 07/12/2038 ‡	103
	Merrill Lynch/Countrywide Commercial Mortgage Trust
285	5.38%, 08/12/2048 ‡	305
130	5.42%, 08/12/2048 ‡	137
	Morgan Stanley ABS Capital I
274	0.30%, 06/25/2036 ‡Δ	210
	Morgan Stanley BAML Trust
115	3.74%, 08/15/2047 ‡	119
105	4.50%, 08/15/2045 ■‡	80
	Morgan Stanley Capital I
237	4.99%, 08/13/2042	239
88	5.38%, 11/14/2042 ‡Δ	90
50	5.55%, 10/12/2052 ■‡Δ	51
273	5.69%, 04/15/2049 ‡Δ	297
	Morgan Stanley Capital Investments
154	5.81%, 12/12/2049	169
	Morgan Stanley Mortgage Loan Trust
548	0.32%, 05/25/2036 - 11/25/2036 ‡Δ	259
88	2.59%, 05/25/2036 Δ	64
	Morgan Stanley Re-Remic Trust
311	5.99%, 08/12/2045 ■‡Δ	338
	Nationstar Home Equity Loan Trust
22	0.00%, 03/25/2037 ■●†	—
	Neuberger Berman CLO XVII Ltd.
400	1.70%, 08/04/2025 ■Δ	397
	RBSGC Mortage Pass Through Certificates
135	6.25%, 01/25/2037	127
	Residential Accredit Loans, Inc.
61	0.92%, 09/25/2046 ‡Δ	41
553	1.41%, 11/25/2037 ‡Δ	352
	Residential Asset Securitization Trust
90	0.60%, 03/25/2035 Δ	70
	Residential Funding Mortgage Securities, Inc.
14	3.05%, 04/25/2037 ‡Δ	12
	Securitized Asset Backed Receivables LLC
287	0.24%, 07/25/2036 ‡Δ	138
	Sequoia Mortgage Trust
97	2.52%, 07/20/2037 Δ	79
	Soundview Home Equity Loan Trust, Inc.
685	0.39%, 07/25/2036 ‡Δ	399
	SpringCastle America Funding LLC
420	2.70%, 05/25/2023 ■	420
	Springleaf Mortgage Loan Trust
240	3.52%, 12/25/2065 ■	245
	Structured Adjustable Rate Mortgage Loan Trust
627	2.48%, 02/25/2036 Δ	501
	Structured Asset Mortgage Investments, Inc.
393	0.38%, 02/25/2036 ‡Δ	320
	Symphony CLO XV Ltd.
395	1.65%, 10/17/2026 ■☼Δ	392
	UBS-Barclays Commercial Mortgage Trust
230	2.97%, 04/10/2046 ‡	228
70	3.18%, 03/10/2046 ‡Δ	70
65	4.23%, 03/10/2046 ■‡Δ	54
	VNO Mortgage Trust
160	4.08%, 12/13/2029 ■Δ	161
	Wachovia Bank Commercial Mortgage Trust
95	4.94%, 04/15/2042 ‡	96
125	5.55%, 03/15/2042 ■‡Δ	125
	Wells Fargo Alternative Loan Trust
56	2.60%, 12/28/2037 Δ	45
	Wells Fargo Commercial Mortgage Trust
199	2.92%, 10/15/2045 ‡	198
	Wells Fargo Mortgage Backed Securities Trust
237	2.61%, 04/25/2036 Δ	231

The accompanying notes are an integral part of these financial statements.

6

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.0% - (continued)
		Finance and Insurance - 28.0% - (continued)
		WF-RBS Commercial Mortgage Trust
	$4,733	2.17%, 11/15/2044 ■►	$435
	140	2.92%, 08/15/2047 ‡	144
	25	4.90%, 06/15/2044 ■‡	28
	375	4.96%, 11/15/2045 ■‡Δ	329
	100	5.00%, 06/15/2044 - 04/15/2045 ■‡	84
	65	5.75%, 04/15/2045 ■‡Δ	69
			31,719

		Total Asset and Commercial Mortgage Backed Securities
		(Cost $30,661)	$31,719

Corporate Bonds - 17.5%
		Administrative, Support, Waste Management and Remediation Services - 0.2%
		ADT (The) Corp.
	$155	6.25%, 10/15/2021 ‡	$163
		Clean Harbors, Inc.
	95	5.25%, 08/01/2020 ‡	97
			260
		Apparel Manufacturing - 0.1%
		Hanesbrands, Inc.
	90	6.38%, 12/15/2020 ‡	95

		Arts, Entertainment and Recreation - 0.3%
		CCO Holdings LLC
	100	5.25%, 09/30/2022 ‡	101
	10	5.75%, 09/01/2023 ‡	10
		Gannett Co., Inc.
	135	5.13%, 10/15/2019 - 07/15/2020 ╦	140
		NCR Corp.
	80	4.63%, 02/15/2021 ‡	79
	5	5.00%, 07/15/2022 ‡	5
			335
		Chemical Manufacturing - 0.2%
		Eagle Spinco, Inc.
	75	4.63%, 02/15/2021	73
		NOVA Chemicals Corp.
	100	5.00%, 05/01/2025 ■‡	103
			176
		Construction - 0.1%
		Lennar Corp.
	75	4.50%, 06/15/2019 ‡	76
		Ryland Group, Inc.
	42	5.38%, 10/01/2022	41
			117
		Electrical Equipment, Appliance Manufacturing - 0.0%
		Sensata Technologies B.V.
	5	5.63%, 11/01/2024 ■	5

		Finance and Insurance - 9.4%
		AXA S.A.
	295	6.46%, 12/14/2018 ■‡♠Δ	308
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	600	7.00%, 12/29/2049 §	771
	400	9.00%, 05/09/2018 §♠	433
		Banco do Brasil
	245	6.25%, 04/15/2024 §♠	192
		Banco Santander S.A.
EUR	900	6.25%, 03/12/2049 ╦§	1,104
		Bank of Ireland
EUR	100	10.00%, 07/30/2016 §	135
		Barclays Bank plc
	200	7.75%, 04/10/2023	219
EUR	200	8.00%, 12/15/2049	260
	200	8.25%, 12/15/2018 ♠β	207
		CIT Group, Inc.
	80	5.25%, 03/15/2018 ‡	84
	104	5.50%, 02/15/2019 ■‡	111
		Citigroup, Inc.
	190	6.68%, 09/13/2043 ‡	242
		Credit Agricole S.A.
EUR	225	6.50%, 06/23/2049 §	287
	200	8.13%, 09/19/2033 ■	226
		Credit Suisse Group AG
EUR	200	5.75%, 09/18/2025 §	279
	100	7.88%, 02/24/2041 §	107
		Development Bank of Kazakhstan JSC
	200	4.13%, 12/10/2022 §	189
		HSBC Holdings plc
	375	5.63%, 01/17/2020 ‡♠	381
		JP Morgan Chase & Co.
	720	5.63%, 08/16/2043 ‡	822
		KBC Groep N.V.
EUR	125	5.63%, 03/19/2019 §♠	154
		Lloyds Banking Group plc
EUR	375	6.38%, 06/27/2049 §	485
GBP	200	7.00%, 12/29/2049 §	320
		Mapfre S.A.
EUR	300	5.92%, 07/24/2037	399
		Nationwide Building Society
GBP	350	6.88%, 03/11/2049 §	547
		Navient Corp.
	150	5.50%, 01/15/2019 ‡	155
	95	8.45%, 06/15/2018 ‡	109
		Royal Bank of Scotland Group plc
	80	6.13%, 12/15/2022 ‡	87
		SBA Tower Trust
	310	3.60%, 04/15/2043 ■‡	312
		Societe Generale
	200	6.00%, 01/27/2020 ■‡♠	188
EUR	275	6.75%, 04/07/2049 §	346
	475	8.25%, 11/29/2018 ╦§♠	502
		SoftBank Corp.
	200	4.50%, 04/15/2020 ■‡	202
		UniCredit S.p.A.
	200	8.00%, 06/03/2024 §♠	201
		Wtfrd on Piedmnt
	275	3.30%, 11/01/2026 ☼Δ	282
			10,646
		Food Manufacturing - 0.6%
		ESAL GmbH
	225	6.25%, 02/05/2023 §	230
		Grupo Bimbo S.A.B. de C.V.
	445	4.88%, 06/27/2044 ■	436
			666

The accompanying notes are an integral part of these financial statements.

7

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 17.5% - (continued)
	Health Care and Social Assistance - 0.4%
	Community Health Systems, Inc.
$60	5.13%, 08/01/2021 ‡	$63
	HCA, Inc.
185	6.50%, 02/15/2020 ‡	206
	Tenet Healthcare Corp.
145	6.00%, 10/01/2020 ‡	156
	Wellcare Health Plans, Inc.
20	5.75%, 11/15/2020 ‡	21
		446
	Information - 2.1%
	Activision Blizzard, Inc.
140	5.63%, 09/15/2021 ■‡	149
	Audatex North America, Inc.
95	6.00%, 06/15/2021 ■‡	101
	DISH DBS Corp.
121	5.88%, 07/15/2022 ‡	128
70	6.75%, 06/01/2021 ‡	78
	MetroPCS Wireless, Inc.
125	6.63%, 11/15/2020 ‡	132
	MTS International Funding Ltd.
240	5.00%, 05/30/2023 ■‡	215
	Rogers Communications, Inc.
475	8.75%, 05/01/2032 ‡	680
	Sprint Communications, Inc.
147	7.00%, 03/01/2020 ■‡	164
53	9.00%, 11/15/2018 ■‡	62
	Sprint Corp.
75	7.13%, 06/15/2024 ■	77
	T-Mobile USA, Inc.
125	6.46%, 04/28/2019 ‡	130
100	6.84%, 04/28/2023 ‡	106
	Videotron Ltd.
125	5.38%, 06/15/2024 ■	129
	VimpelCom Holdings B.V.
285	5.95%, 02/13/2023 ■‡	262
		2,413
	Machinery Manufacturing - 0.1%
	Case New Holland Industrial, Inc.
100	7.88%, 12/01/2017 ‡	112

	Mining - 0.6%
	ABJA Investment Co. Pte Ltd.
420	5.95%, 07/31/2024 §	427
	FMG Resources Aug 2006
90	6.88%, 04/01/2022 ■╦	93
	Peabody Energy Corp.
15	6.00%, 11/15/2018	14
90	6.50%, 09/15/2020 ‡	86
	Steel Dynamics, Inc.
15	5.13%, 10/01/2021 ■	16
20	5.50%, 10/01/2024 ■	21
		657
	Miscellaneous Manufacturing - 0.0%
	Triumph Group, Inc.
50	5.25%, 06/01/2022	51

	Motor Vehicle and Parts Manufacturing - 0.1%
	General Motors Co.
90	6.25%, 10/02/2043 ╦	107

	Nonmetallic Mineral Product Manufacturing - 0.2%
	Grupo Cementos Chihuahua
260	8.13%, 02/08/2020 ■	284

	Other Services - 0.0%
	Cardtronics, Inc.
50	5.13%, 08/01/2022 ■	50

	Paper Manufacturing - 0.1%
	Clearwater Paper Corp.
50	5.38%, 02/01/2025 ■	51
	Graphic Packaging International
70	4.88%, 11/15/2022 ☼	70
		121
	Petroleum and Coal Products Manufacturing - 0.9%
	California Resources Corp.
10	5.00%, 01/15/2020 ■	10
20	5.50%, 09/15/2021 ■	21
15	6.00%, 11/15/2024 ■	15
	Concho Resources, Inc.
25	6.50%, 01/15/2022	27
	Denbury Resources, Inc.
95	5.50%, 05/01/2022 ‡	94
	EDC Finance Ltd.
250	4.88%, 04/17/2020 ■	226
	Harvest Operations Corp.
21	6.88%, 10/01/2017 ‡	21
	MEG Energy Corp.
75	7.00%, 03/31/2024 ■	75
	Pertamina Persero PT
250	5.63%, 05/20/2043 §	239
	Tesoro Corp.
75	5.13%, 04/01/2024 ‡	75
	Tesoro Logistics L.P.
45	5.50%, 10/15/2019 ■	46
65	6.25%, 10/15/2022 ■	68
	WPX Energy, Inc.
35	5.25%, 09/15/2024 ☼	34
60	6.00%, 01/15/2022 ‡	63
		1,014
	Pipeline Transportation - 0.9%
	El Paso Corp.
65	7.00%, 06/15/2017 ‡	72
45	7.80%, 08/01/2031 ‡	56
	Energy Transfer Equity L.P.
650	5.95%, 10/01/2043 ‡	718
130	7.50%, 10/15/2020 ‡	150
	Kinder Morgan Finance Co.
5	6.00%, 01/15/2018 ■‡	5
	Southern Star Central Corp.
15	5.13%, 07/15/2022 ■‡	15
		1,016
	Primary Metal Manufacturing - 0.1%
	ArcelorMittal
90	5.75%, 08/05/2020 ‡	96
	United States Steel Corp.
35	7.38%, 04/01/2020	39
		135

The accompanying notes are an integral part of these financial statements.

8

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 17.5% - (continued)
		Real Estate, Rental and Leasing - 0.1%
		International Lease Finance Corp.
	$140	5.88%, 04/01/2019 ‡	$151

		Retail Trade - 0.6%
		Arcelik AS
	230	5.00%, 04/03/2023 ■	217
		Building Materials Corp.
	45	5.38%, 11/15/2024 ■☼	45
	75	6.75%, 05/01/2021 ■‡	80
	15	7.50%, 03/15/2020 ■‡	16
		Group 1 Automotive, Inc.
	45	5.00%, 06/01/2022 ■	45
		Sotheby's
	100	5.25%, 10/01/2022 ■‡	98
		William Carter Co.
	170	5.25%, 08/15/2021 ‡	175
			676
		Transportation Equipment Manufacturing - 0.1%
		Huntington Ingalls Industries, Inc.
	65	7.13%, 03/15/2021 ‡	70

		Utilities - 0.3%
		AES (The) Corp.
	190	8.00%, 06/01/2020 ‡	221
		NRG Energy, Inc.
	75	6.25%, 07/15/2022	78
			299
		Total Corporate Bonds
		(Cost $19,953)	$19,902

Foreign Government Obligations - 3.7%
		Angola - 0.2%
		Angola (Republic of)
	$250	7.00%, 08/16/2019 §	$267

		Armenia - 0.2%
		Armenia (Republic of)
	200	6.00%, 09/30/2020 §	209

		Azerbaijan - 0.3%
		Azerbaijan (Republic of)
	350	4.75%, 03/13/2023 §	348

		Brazil - 0.5%
		Brazil (Republic of)
BRL	2,080	9.70%, 09/01/2020 ○	539

		Costa Rica - 0.2%
		Costa Rica (Republic of)
	250	5.63%, 04/30/2043 §	219

		Dominican Republic - 0.2%
		Dominican (Republic of)
DOP	10,000	11.50%, 05/10/2024 ■	233

		Indonesia - 0.3%
		Indonesia (Republic of)
IDR	4,000,000	8.38%, 03/15/2024 ╦	338

		Mexico - 0.3%
		Mexico (United Mexican States)
MXN	4,073	4.00%, 06/13/2019 ◄‡	334

		Nigeria - 0.4%
		Nigeria (Federal Republic of)
NGN	5,900	16.00%, 06/29/2019	40
		Nigeria (Republic of)
NGN	60,000	13.05%, 08/16/2016	367
			407
		Russia - 0.2%
		Russia (Federation of)
RUB	13,125	7.50%, 02/27/2019 ‡Δ	280

		South Africa - 0.4%
		South Africa (Republic of)
ZAR	5,000	7.75%, 02/28/2023	455

		Uruguay - 0.3%
		Uruguay (Republic of)
UYU	7,468	4.25%, 04/05/2027 ◄‡	331

		Venezuela - 0.2%
		Venezuela (Republic of)
	400	7.00%, 03/31/2038 §	230

		Total Foreign Government Obligations
		(Cost $4,332)	$4,190

Municipal Bonds - 0.8%
		Higher Education (Univ., Dorms, etc.) - 0.2%
		University of California
	$190	4.60%, 05/15/2031 ‡	$206

		Miscellaneous - 0.6%
		Puerto Rico Government Employees Retirement System
	330	6.15%, 07/01/2038 ‡	163
	350	6.20%, 07/01/2039 ‡	173
	530	6.30%, 07/01/2043 ‡	260
	120	6.55%, 07/01/2058 ‡	59
			655
		Total Municipal Bonds
		(Cost $917)	$861

Senior Floating Rate Interests ♦ - 17.6%
		Administrative, Support, Waste Management and Remediation Services - 0.3%
		Acosta Holdco, Inc.
	$130	5.00%, 09/26/2021	$130
		PRA Holdings, Inc.
	198	4.50%, 09/23/2020 ╦	196
			326
		Agriculture, Construction, Mining and Machinery - 0.2%
		Signode Industrial Group US, Inc.
	185	4.00%, 05/01/2021	181

The accompanying notes are an integral part of these financial statements.

9

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 17.6% - (continued)
	Air Transportation - 0.2%
	Delta Air Lines, Inc., Term Loan
$217	3.25%, 04/20/2017 ╦	$215

	Arts, Entertainment and Recreation - 2.1%
	24 Hour Fitness Worldwide, Inc.
115	4.75%, 05/28/2021	114
	Aristocrat Leisure Ltd.
135	4.75%, 10/20/2021	134
	Caesars Entertainment Operating Co., Inc.
131	5.99%, 03/01/2017	116
356	6.99%, 03/01/2017	319
	Caesars Growth Property Holdings LLC
100	6.25%, 05/08/2021	94
	Formula One Holdings
200	4.75%, 07/30/2021	198
130	7.75%, 07/29/2022	130
	ION Media Networks, Inc.
99	5.00%, 12/18/2020 ╦	99
	Numericable
300	4.50%, 05/21/2020	300
	Salem Communications Corp.
199	4.50%, 03/13/2020 ╦	196
	Scientific Games International, Inc.
135	6.00%, 10/01/2021	132
	Templar Energy
100	8.50%, 11/25/2020	90
	Tribune Co.
200	4.00%, 12/27/2020 ☼	198
	Univision Communications, Inc.
300	4.00%, 03/01/2020 ╦	297
		2,417
	Chemical Manufacturing - 0.8%
	Arysta LifeScience Corp.
123	4.50%, 05/29/2020 ╦	123
	Cytec Industries, Inc.
39	4.50%, 10/03/2019	39
	Ineos US Finance LLC
214	3.75%, 05/04/2018 ╦	211
	Minerals Technologies, Inc.
142	4.00%, 05/07/2021	141
	Monarch, Inc.
75	4.50%, 10/03/2019	74
	Pinnacle Operating Corp.
172	4.75%, 11/15/2018 ╦	170
	PQ Corp.
201	4.00%, 08/07/2017	199
		957
	Computer and Electronic Product Manufacturing - 1.1%
	Avago Technologies Ltd.
200	3.75%, 05/06/2021	199
	CDW LLC
342	3.25%, 04/29/2020 ╦	334
	Ceridian LLC
118	4.12%, 05/09/2017	118
123	4.50%, 05/09/2017	122
	Freescale Semiconductor, Inc.
493	4.25%, 02/28/2020 ╦	485
		1,258
	Finance and Insurance - 1.5%
	Asurion LLC
241	5.00%, 05/24/2019 ╦	242
205	8.50%, 03/03/2021 ╦	208
	Cooper Gay Swett & Crawford Ltd.
99	5.00%, 04/16/2020	89
	Evertec LLC
109	3.50%, 04/17/2020 ╦	107
	Interactive Data Corp.
115	4.75%, 05/02/2021	115
	ION Trading Technologies Ltd.
150	7.25%, 06/10/2022	147
	National Financial Partners Corp.
99	4.50%, 07/01/2020	98
	Sedgwick CMS Holdings, Inc.
423	3.75%, 03/01/2021 ╦	410
140	6.75%, 02/28/2022 ╦	136
	Walter Investment Management Corp.
159	4.75%, 12/18/2020	149
		1,701
	Food Manufacturing - 0.6%
	Burger King Co.
100	4.50%, 10/27/2021	100
	H.J. Heinz Co.
418	3.50%, 06/05/2020 ╦	415
	U.S. Foodservice, Inc.
222	4.50%, 03/31/2019 ╦	221
		736
	Health Care and Social Assistance - 1.1%
	Alkermes, Inc.
98	3.50%, 09/25/2019 ╦	96
	American Renal Holdings, Inc.
105	8.50%, 03/20/2020 ╦	103
	Catalent Pharma Solutions, Inc.
122	4.50%, 05/20/2021	122
	Community Health Systems, Inc.
149	4.25%, 01/27/2021 ╦	149
	DaVita HealthCare Partners, Inc.
120	3.50%, 06/24/2021	118
	Ortho-Clinical Diagnostics, Inc.
140	4.75%, 06/30/2021	138
	Salix Pharmaceuticals Ltd.
135	4.25%, 01/02/2020 ╦	135
	Truven Health Analytics, Inc.
98	4.50%, 06/06/2019 ╦	96
	US Renal Care, Inc.
196	4.25%, 07/03/2019 ╦	195
135	10.25%, 01/03/2020 ╦	135
		1,287
	Health Care Providers and Services - 0.1%
	Medpace Holdings, Inc.
129	4.75%, 04/01/2021	128

	Information - 2.9%
	Cabovisao-Televisao Por Cabo S.A.
159	5.50%, 07/02/2019	160
	Charter Communications Operating LLC
100	4.25%, 09/10/2021	101
	Eagle Parent, Inc.
236	4.00%, 05/16/2018 ╦	234

The accompanying notes are an integral part of these financial statements.

10

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 17.6% - (continued)
	Information - 2.9% - (continued)
	First Data Corp.
$750	3.65%, 03/23/2018	$742
	Intelsat Jackson Holdings S.A.
191	3.75%, 06/30/2019 ╦	190
	Kronos, Inc.
447	4.50%, 10/30/2019 ╦	444
130	9.75%, 04/30/2020 ╦	133
	La Quinta Intermediate Holdings
102	4.00%, 04/14/2021 ╦	101
	Lawson Software, Inc.
197	3.75%, 06/03/2020 ╦	194
	Level 3 Communications, Inc.
320	4.00%, 08/01/2019 ╦	318
	MISYS plc
289	5.00%, 12/12/2018 ╦	289
	Novell, Inc.
270	7.25%, 11/22/2017 ╦	270
	West Corp.
116	3.25%, 06/30/2018 ╦	114
		3,290
	Media - 0.1%
	Entravision Communications Corp.
96	3.50%, 05/31/2020 ╦	94

	Mining - 0.8%
	American Rock Salt Holdings LLC
219	4.75%, 05/20/2021	217
	Arch Coal, Inc.
279	6.25%, 05/16/2018	246
	BWAY Holding Co.
135	5.50%, 08/14/2020	135
	Fortescue Metals Group Ltd.
299	3.75%, 06/30/2019 ╦	291
		889
	Miscellaneous Manufacturing - 0.6%
	DigitalGlobe, Inc.
320	3.75%, 01/31/2020 ╦	318
	Reynolds Group Holdings, Inc.
324	4.00%, 11/30/2018 ╦	322
		640
	Motor Vehicle and Parts Manufacturing - 0.3%
	Navistar, Inc.
81	5.75%, 08/17/2017	81
	SRAM LLC
290	4.01%, 04/10/2020 ╦	284
		365
	Other Services - 0.3%
	Alliance Laundry Systems LLC
97	4.25%, 12/10/2018 ╦	96
	Rexnord LLC
193	4.00%, 08/21/2020 ╦	190
		286
	Petroleum and Coal Products Manufacturing - 0.4%
	Chief Exploration & Development
100	7.50%, 05/16/2021	96
	Samson Investment Co.
100	5.00%, 09/25/2018	92
	Seadrill Ltd.
229	4.00%, 02/21/2021 ╦	216
	Shelf Drilling International Holdings Ltd.
100	10.00%, 10/08/2018 ╦	98
		502
	Pipeline Transportation - 0.6%
	EMG Utica LLC
130	4.75%, 03/27/2020 ╦	129
	EP Energy LLC
143	4.50%, 04/30/2019 ╦	141
	NGPL Pipeco LLC
286	6.75%, 09/15/2017 ╦	285
	Philadelphia Energy Solutions LLC
99	6.25%, 04/04/2018	93
		648
	Plastics and Rubber Products Manufacturing - 0.5%
	Consolidated Container Co.
279	5.00%, 07/03/2019 ╦	276
	Goodyear (The) Tire & Rubber Co.
250	4.75%, 04/30/2019 ╦	250
		526
	Primary Metal Manufacturing - 0.3%
	Novelis, Inc.
157	3.75%, 03/10/2017 ╦	155
	WireCo WorldGroup, Inc.
141	6.00%, 02/15/2017 ╦	141
		296
	Professional, Scientific and Technical Services - 0.8%
	Advantage Sales & Marketing, Inc.
100	4.25%, 07/23/2021	99
	AlixPartners LLP
196	4.00%, 07/10/2020 ╦	193
105	9.00%, 07/10/2021 ╦	106
	Getty Images, Inc.
128	4.75%, 10/18/2019 ╦	120
	MoneyGram International, Inc.
214	4.25%, 03/27/2020 ╦	207
	Paradigm Ltd.
219	4.75%, 07/30/2019 ╦	214
		939
	Real Estate, Rental and Leasing - 0.3%
	Fly Leasing Ltd.
239	4.50%, 08/09/2019 ╦	239
	Realogy Corp., Extended Credit Linked Deposit
4	4.41%, 10/10/2016	4
	Realogy Group LLC
137	3.75%, 03/05/2020 ╦	136
		379
	Retail Trade - 1.0%
	Albertson's LLC
180	4.50%, 08/25/2021	180
	Amscan Holdings, Inc.
191	4.00%, 07/27/2019 ╦	187
	FleetPride, Inc.
157	5.25%, 11/19/2019 ╦	154
	Metaldyne Performance Group, Inc.
100	4.50%, 10/20/2021 ☼	100
	Michaels Stores, Inc.
113	3.75%, 01/28/2020 ╦	111
	Neiman Marcus (The) Group, Inc.
154	4.25%, 10/25/2020 ╦	152

The accompanying notes are an integral part of these financial statements.

11

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 17.6% - (continued)
	Retail Trade - 1.0% - (continued)
	Weight Watchers International, Inc.
$328	4.00%, 04/02/2020 ╦	$250
		1,134
	Truck Transportation - 0.2%
	Nexeo Solutions LLC
206	5.00%, 09/09/2017 ╦	203

	Utilities - 0.3%
	Calpine Corp.
104	4.00%, 10/09/2019 ╦	103
	PowerTeam Services LLC
92	4.25%, 05/06/2020	90
	Texas Competitive Electric Holdings Co. LLC
85	3.75%, 05/05/2016	85
100	4.65%, 10/10/2017 Ψ	73
		351
	Wholesale Trade - 0.2%
	Gates Global LLC
190	4.25%, 07/05/2021	188

	Total Senior Floating Rate Interests
	(Cost $20,181)	$19,936

U.S. Government Agencies - 40.4%
	FHLMC - 10.5%
$3,693	3.00%, 08/01/2029 - 11/15/2044 ╦☼,Ð	$3,725
994	3.50%, 11/15/2029 - 08/01/2034 ╦☼,Ð	1,043
1,981	4.00%, 08/01/2042 - 11/15/2044 ☼,Ð	2,103
2,800	4.50%, 11/15/2044 ☼,Ð	3,033
100	5.00%, 11/15/2044 ☼,Ð	110
1,672	5.50%, 12/01/2037 - 01/01/2039 ╦	1,867
		11,881
	FNMA - 21.6%
578	2.14%, 11/01/2022 ╦	565
429	2.15%, 10/01/2022 ╦	419
197	2.20%, 12/01/2022 ╦	193
116	2.28%, 11/01/2022 ╦	114
10	2.29%, 10/01/2022 ╦	9
102	2.34%, 11/01/2022 ╦	100
91	2.40%, 10/01/2022 ╦	90
77	2.42%, 11/01/2022 ╦	76
5	2.44%, 01/01/2023 ╦	5
82	2.47%, 11/01/2022 ╦	82
750	2.50%, 11/15/2029 ☼,Ð	761
5	2.66%, 09/01/2022 ╦	5
55	2.76%, 05/01/2021 ╦	56
10	2.78%, 04/01/2022 ╦	10
10	2.98%, 01/01/2022 ╦	10
5,885	3.00%, 11/15/2029 - 11/15/2044 ☼,Ð	5,989
5	3.20%, 04/01/2022 ╦	5
50	3.21%, 05/01/2023 ╦	52
50	3.26%, 05/01/2024 ╦	51
25	3.34%, 04/01/2024 ╦	26
10	3.45%, 01/01/2024 ╦	11
10	3.47%, 01/01/2024 ╦	10
5,400	3.50%, 11/15/2044 - 12/15/2044 ☼,Ð	5,579
25	3.67%, 08/01/2023 ╦	26
5	3.70%, 10/01/2023 ╦	5
10	3.76%, 03/01/2024 ╦	11
20	3.86%, 11/01/2023 - 12/01/2025 ╦	22
25	3.87%, 10/01/2025 ╦	27
35	3.89%, 05/01/2030 ╦	37
35	3.93%, 10/01/2023 ╦	38
10	3.96%, 05/01/2034 ╦	11
10	3.97%, 05/01/2029 ╦	11
3,472	4.00%, 11/15/2029 - 11/15/2044 ☼,Ð	3,686
148	4.02%, 11/01/2028 ╦	159
20	4.06%, 10/01/2028 ╦	21
3,700	4.50%, 11/15/2044 ☼,Ð	4,010
600	5.00%, 11/15/2044 ☼,Ð	664
1,000	5.50%, 11/15/2044 ☼,Ð	1,117
336	5.50%, 06/25/2042 ►	58
311	6.00%, 09/01/2039 ╦	352
		24,473
	GNMA - 8.3%
1,100	3.00%, 11/15/2044 ☼,Ð	1,121
2,100	3.50%, 11/15/2044 ☼,Ð	2,193
2,300	4.00%, 11/15/2044 ☼,Ð	2,459
1,153	4.50%, 09/20/2041 - 11/15/2044 ╦☼,Ð	1,261
1,100	5.00%, 06/15/2041 - 12/15/2044 ╦☼,Ð	1,218
1,030	6.00%, 08/15/2032 - 11/15/2044 ╦☼,Ð	1,173
		9,425
	Total U.S. Government Agencies
	(Cost $45,725)	$45,779

U.S. Government Securities - 14.2%
U.S. Treasury Securities - 14.2%
	U.S. Treasury Bonds - 0.7%
$60	1.38%, 02/15/2044 ◄‡	$67
103	2.88%, 05/15/2043 ‡	99
70	3.13%, 02/15/2042 ‡	71
89	3.50%, 02/15/2039 ‡	97
50	4.25%, 11/15/2040 ‡	62
53	5.38%, 02/15/2031 ‡	72
300	7.25%, 05/15/2016 ‡	332
		800
	U.S. Treasury Notes - 13.5%
1,245	0.13%, 04/15/2019 - 07/15/2024 ◄‡	1,264
135	0.38%, 07/15/2023 ◄‡	138
350	0.50%, 09/30/2016 ‡	350
240	0.63%, 04/30/2018 ‡	235
310	0.63%, 07/15/2021 - 01/15/2024 ◄‡	324
250	0.75%, 03/31/2018 ‡	247
375	0.88%, 07/31/2019 ‡	363
2,975	1.00%, 09/15/2017 - 05/31/2018 ‡Є	2,954
200	1.13%, 01/15/2021 ◄‡	230
175	1.25%, 07/15/2020 ◄‡	204
215	1.38%, 02/28/2019 ‡	214
125	1.38%, 01/15/2020 ◄‡	147
140	2.00%, 02/15/2022 ‡	139
260	2.13%, 01/15/2019 ◄‡	315
150	2.38%, 08/15/2024 ‡	151
5,080	2.50%, 04/30/2015 - 05/15/2024 ‡Є	5,140
325	2.75%, 02/15/2019 ‡	342

The accompanying notes are an integral part of these financial statements.

12

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
U.S. Government Securities - 14.2% - (continued)
U.S. Treasury Securities - 14.2% - (continued)
U.S. Treasury Notes - 13.5% - (continued)
$2,065	3.25%, 03/31/2017 □Є		$2,190
325	4.63%, 11/15/2016 ‡		352
			15,299
			16,099
	Total U.S. Government Securities
	(Cost $16,109)		$16,099

Preferred Stocks - 0.0%
	Diversified Financials - 0.0%
—	Citigroup Capital XIII		$1
2	GMAC Capital Trust I β		57
			58
	Total Preferred Stocks
	(Cost $55)		$58

	Total Long-Term Investments Excluding Purchased Options
	(Cost $137,933)		$138,544

Short-Term Investments - 11.1%
Repurchase Agreements - 11.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $36, collateralized by U.S. Treasury Note 1.50%, 2019, value of $37)
$36	0.08%, 10/31/2014 ╦		$36
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $613, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $625)
613	0.09%, 10/31/2014 ╦		613
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $165, collateralized by U.S.
Treasury Bond 2.88% - 5.25%, 2029 - 2043,
U.S. Treasury Note 0.38% - 4.50%, 2015 -
	2022, value of $168)
165	0.08%, 10/31/2014 ╦		165
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $558, collateralized by FHLMC
2.00% - 5.50%, 2022 - 2034, FNMA 2.00% -
4.50%, 2024 - 2039, GNMA 3.00%, 2043,
U.S. Treasury Note 4.63%, 2017, value of
	$570)
558	0.10%, 10/31/2014 ╦		558
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$2,104, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$2,146)
2,104	0.08%, 10/31/2014 ╦		2,104
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $2,419,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $2,467)
2,419	0.09%, 10/31/2014 ╦		2,419
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $140, collateralized by U.S. Treasury Note 0.88%, 2017, value of $142)
140	0.13%, 10/31/2014 ╦		140
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $206, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$210)
205	0.07%, 10/31/2014		205
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $2,165, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury
Bond 3.75% - 11.25%, 2015 - 2043, U.S.
Treasury Note 1.38% - 4.25%, 2015 - 2022,
	value of $2,208)
2,165	0.08%, 10/31/2014		2,165
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$4,196, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note
	1.75% - 2.88%, 2018 - 2019, value of $4,280)
4,196	0.10%, 10/31/2014		4,196
			12,601
	Total Short-Term Investments
	(Cost $12,601)		$12,601

	Total Investments Excluding Purchased Options
	(Cost $150,534)	133.3%	$151,145
	Total Purchased Options
	(Cost $90)	—%	38
	Total Investments
	(Cost $150,624) ▲	133.3%	$151,183
	Other Assets and Liabilities	(33.3)%	(37,786)
	Total Net Assets	100.0%	$113,397

The accompanying notes are an integral part of these financial statements.

13

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $150,636 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,315
Unrealized Depreciation	(1,768)
Net Unrealized Appreciation	$547

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2014, the aggregate fair value and percentage of net assets of these securities rounds to zero.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $12,502, which represents 11.0% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $8,221, which represents 7.2% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Ð	Represents or includes a TBA transaction.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $35,595 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Є	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Θ	This security, or a portion of this security, has been pledged as collateral in connection with OTC option and/or swaption contracts.

□	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

Cash and securities pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged ‡	Received *
OTC option and/or OTC swap contracts	$–	$1,160
Total	$–	$1,160

‡	As previously noted, certain securities, or a portion of these securities, are pledged as collateral in connection with certain derivative instruments. These securities are held by the Fund but are not represented in the table above.
*	Securities valued at $265, held on behalf of the Fund at the custodian bank, were designated by broker(s) as collateral in connection with OTC option and/or OTC swap contracts Since the broker retains legal title to the securities, the securities are not considered an asset of the Fund.

OTC Option Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Calls
BRL Call/USD Put	JPM	FX	2.43 BRL per USD	09/28/15	BRL	70,000	$–	$–	$–
INR Call/USD Put	BOA	FX	62.55 INR per USD	01/16/15	INR	30,000,000	8	8	–
MXN Call/USD Put	JPM	FX	13.61 MXN per USD	01/15/15	MXN	6,055,844	8	9	(1)
RUB Call/USD Put	GSC	FX	36.97 RUB per USD	09/02/15	RUB	11,000,000	1	5	(4)
TRY Call/USD Put	JPM	FX	2.31 USD per TRY	01/19/15	TRY	1,000,000	14	10	4
Total Calls						48,125,844	$31	$32	$(1)
Total purchased option contracts						48,125,844	$31	$32	$(1)
Written option contracts:
Calls
GBP Call/USD Put	DEUT	FX	1.62 USD per GBP	12/08/14	GBP	305,000	$1	$7	$6

Puts
GBP Put/USD Call	DEUT	FX	1.62 USD per GBP	12/08/14	GBP	305,000	$7	$8	$1

Total written option contracts						610,000	$8	$15	$7

*	The number of contracts does not omit 000's.
Δ	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Swaption Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Puts
Interest Rate Swaption USD	JPM	IR	3.50%	04/29/15	USD	3,340,000	$7	$58	$(51)

Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.22	JPM	CR	3.75%	11/19/14	EUR	6,220,000	$104	$105	$1
Interest Rate Swaption USD	BNP	IR	3.44%	10/23/24	USD	350,000	43	44	1
Total Calls						6,570,000	$147	$149	$2
Puts
Credit Default Swaption ITRAXX.XOV.22	JPM	CR	3.75%	11/19/14	EUR	6,220,000	$48	$75	$27
Interest Rate Swaption USD	BNP	IR	3.44%	10/23/24	USD	350,000	42	44	2
Total Puts						6,570,000	$90	$119	$29
Total written swaption contracts						13,140,000	$237	$268	$31

*	The number of contracts does not omit 000's.
Δ	For purchased swaptions, premiums are paid by the Fund, for written swaptions, premiums are received.

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Short position contracts:
90-Day Eurodollar Future	45	12/14/2015	$11,162	$11,156	$6	$–	$7	$(2)
U.S. Treasury 10-Year Note Future	144	12/19/2014	18,249	18,196	53	–	21	(6)
U.S. Treasury 2-Year Note Future	2	12/31/2014	438	439	–	(1)	–	–
U.S. Treasury 5-Year Note Future	108	12/31/2014	12,896	12,899	–	(3)	–	(4)
U.S. Treasury CME Ultra Long Term Bond Future	19	12/19/2014	2,981	2,979	2	–	10	–
U.S. Treasury Long Bond Future	23	12/19/2014	3,234	3,245	–	(11)	11	–
Total					$61	$(15)	$49	$(12)

* The number of contracts does not omit 000's.

OTC Credit Default Swap Contracts Outstanding at October 31, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	214	(0.32)%	07/25/45	$56	$–	$45	$–	$(11)
ABX.HE.AAA.06-1	BCLY	USD	10	(0.18)%	07/25/45	1	–	–	–	(1)
ABX.HE.AAA.06-1	BOA	USD	17	(0.18)%	07/25/45	–	–	–	–	–
ABX.HE.AAA.06-1	GSC	USD	30	(0.18)%	07/25/45	3	–	1	–	(2)
ABX.HE.AAA.06-1	JPM	USD	58	(0.18)%	07/25/45	1	–	1	–	–
ABX.HE.AAA.06-1	JPM	USD	10	(0.18)%	07/25/45	–	–	–	–	–
ABX.HE.AAA.06-1	MSC	USD	10	(0.18)%	07/25/45	–	–	–	–	–
ABX.HE.AAA.06-1	MSC	USD	40	(0.18)%	07/25/45	2	–	1	–	(1)
ABX.HE.AAA.06-2	BOA	USD	562	(0.11)%	05/25/46	117	–	112	–	(5)
ABX.HE.AAA.06-2	CSI	USD	59	(0.11)%	05/25/46	14	–	12	–	(2)
ABX.HE.AAA.07	MSC	USD	101	(0.09)%	08/25/37	26	–	26	–	–
ABX.HE.AAA.07-1	CSI	USD	299	(0.09)%	08/25/37	87	–	78	–	(9)
ABX.HE.AAA.07-1	GSC	USD	118	(0.09)%	08/25/37	30	–	31	1	–
ABX.HE.AAA.07-1	MSC	USD	484	(0.09)%	08/25/37	120	–	126	6	–
ABX.HE.PENAAA.06-2	BCLY	USD	34	(0.11)%	05/25/46	10	–	5	–	(5)

The accompanying notes are an integral part of these financial statements.

16

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
ABX.HE.PENAAA.06-2	GSC	USD	188	(0.11)%	05/25/46	$47	$–	$26	$–	$(21)
ABX.HE.PENAAA.06-2	JPM	USD	60	(0.11)%	05/25/46	9	–	9	–	–
ABX.HE.PENAAA.06-2	JPM	USD	255	(0.11)%	05/25/46	63	–	36	–	(27)
ABX.HE.PENAAA.06-2	MSC	USD	204	(0.11)%	05/25/46	45	–	29	–	(16)
ABX.HE.PENAAA.07-1	BCLY	USD	283	(0.09)%	08/25/37	124	–	65	–	(59)
CDX.EM.21	GSC	USD	1,157	(5.00)%	06/20/19	–	(106)	(119)	–	(13)
CMBX.NA.A.7	JPM	USD	205	(2.00)%	01/17/47	–	(4)	–	4	–
CMBX.NA.AA.1	JPM	USD	245	(0.25)%	10/12/52	49	–	36	–	(13)
CMBX.NA.AA.2	BOA	USD	406	(0.15)%	03/15/49	153	–	131	–	(22)
CMBX.NA.AA.2	CSI	USD	229	(0.15)%	03/15/49	71	–	74	3	–
CMBX.NA.AA.2	JPM	USD	277	(0.15)%	03/15/49	104	–	90	–	(14)
CMBX.NA.AA.2	MSC	USD	129	(0.15)%	03/15/49	52	–	42	–	(10)
CMBX.NA.AA.7	CSI	USD	520	(1.50)%	01/17/47	1	–	1	–	–
CMBX.NA.AA.7	CSI	USD	255	(1.50)%	01/17/47	–	(2)	1	3	–
CMBX.NA.AA.7	MSC	USD	225	(1.50)%	01/17/47	–	(3)	–	3	–
CMBX.NA.AJ.1	JPM	USD	155	(0.84)%	10/12/52	11	–	4	–	(7)
CMBX.NA.AJ.1	MSC	USD	140	(0.84)%	10/12/52	10	–	4	–	(6)
CMBX.NA.AJ.2	DEUT	USD	308	(1.09)%	03/15/49	28	–	26	–	(2)
CMBX.NA.AJ.2	GSC	USD	99	(1.09)%	03/15/49	8	–	9	1	–
CMBX.NA.AJ.4	CSI	USD	70	(0.96)%	02/17/51	14	–	14	–	–
CMBX.NA.AJ.4	CSI	USD	468	(0.96)%	02/17/51	87	–	91	4	–
CMBX.NA.AJ.4	DEUT	USD	199	(0.96)%	02/17/51	39	–	39	–	–
CMBX.NA.AJ.4	GSC	USD	458	(0.96)%	02/17/51	80	–	89	9	–
CMBX.NA.AJ.4	MSC	USD	453	(0.96)%	02/17/51	137	–	88	–	(49)
CMBX.NA.AJ.4	MSC	USD	164	(0.96)%	02/17/51	29	–	32	3	–
CMBX.NA.AM.2	CSI	USD	425	(0.50)%	03/15/49	26	–	5	–	(21)
CMBX.NA.AM.2	DEUT	USD	170	(0.50)%	03/15/49	10	–	2	–	(8)
CMBX.NA.AM.2	JPM	USD	35	(0.50)%	03/15/49	1	–	–	–	(1)
CMBX.NA.AM.2	MSC	USD	575	(0.50)%	03/15/49	28	–	7	–	(21)
CMBX.NA.AM.4	BOA	USD	125	(0.50)%	02/17/51	15	–	5	–	(10)
CMBX.NA.AM.4	CSI	USD	25	(0.50)%	02/17/51	3	–	1	–	(2)
CMBX.NA.AM.4	GSC	USD	225	(0.50)%	02/17/51	34	–	10	–	(24)
CMBX.NA.AM.4	JPM	USD	20	(0.50)%	02/17/51	2	–	1	–	(1)
CMBX.NA.AM.4	MSC	USD	140	(0.50)%	02/17/51	17	–	6	–	(11)
CMBX.NA.AS.6	CSI	USD	455	(1.00)%	05/11/63	6	–	4	–	(2)
CMBX.NA.AS.7	CSI	USD	240	(1.00)%	01/17/47	6	–	4	–	(2)
CMBX.NA.AS.7	GSC	USD	195	(1.00)%	01/17/47	5	–	3	–	(2)
Total						$1,781	$(115)	$1,303	$37	$(400)
Sell protection:
CMBX.NA.A.2	BOA	USD	118	0.25%	03/15/49	$–	$(68)	$(76)	$–	$(8)
CMBX.NA.AAA.6	BOA	USD	510	0.50%	05/11/63	–	(14)	(10)	4	–
CMBX.NA.AAA.6	CSI	USD	1,665	0.50%	05/11/63	–	(40)	(33)	7	–
CMBX.NA.AAA.6	DEUT	USD	965	0.50%	05/11/63	–	(24)	(19)	5	–
CMBX.NA.AAA.6	DEUT	USD	305	0.50%	05/11/63	–	(5)	(6)	–	(1)
CMBX.NA.AAA.6	GSC	USD	2,075	0.50%	05/11/63	–	(42)	(41)	1	–
CMBX.NA.AAA.6	JPM	USD	975	0.50%	05/11/63	–	(32)	(19)	13	–
CMBX.NA.AAA.6	MSC	USD	165	0.50%	05/11/63	–	(4)	(3)	1	–
CMBX.NA.AAA.6	UBS	USD	4,710	0.50%	05/11/63	–	(184)	(92)	92	–
CMBX.NA.AAA.7	BOA	USD	290	0.50%	01/17/47	–	(7)	(8)	–	(1)
CMBX.NA.AAA.7	CSI	USD	295	0.50%	01/17/47	–	(8)	(8)	–	–
CMBX.NA.BB.6	BCLY	USD	104	5.00%	05/11/63	1	–	–	–	(1)
CMBX.NA.BB.6	BOA	USD	380	5.00%	05/11/63	–	(4)	(1)	3	–
CMBX.NA.BB.6	CSI	USD	65	5.00%	05/11/63	–	–	–	–	–
CMBX.NA.BB.6	CSI	USD	580	5.00%	05/11/63	6	–	(1)	–	(7)
CMBX.NA.BB.6	CSI	USD	330	5.00%	05/11/63	–	(2)	(1)	1	–
CMBX.NA.BB.6	MSC	USD	655	5.00%	05/11/63	–	(42)	(1)	41	–

The accompanying notes are an integral part of these financial statements.

17

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.7	BCLY	USD	30	5.00%	01/17/47	$–	$(1)	$(1)	$–	$–
CMBX.NA.BB.7	BOA	USD	355	5.00%	01/17/47	–	(12)	(8)	4	–
CMBX.NA.BB.7	CSI	USD	75	5.00%	01/17/47	1	–	(2)	–	(3)
CMBX.NA.BB.7	CSI	USD	460	5.00%	01/17/47	–	(20)	(11)	9	–
CMBX.NA.BB.7	DEUT	USD	250	5.00%	01/17/47	–	(6)	(6)	–	–
CMBX.NA.BB.7	MSC	USD	80	5.00%	01/17/47	–	(1)	(2)	–	(1)
CMBX.NA.BBB-.7	CSI	USD	145	3.00%	01/17/47	–	(3)	(3)	–	–
CMBX.NA.BBB-.7	CSI	USD	109	3.00%	01/17/47	–	(6)	(2)	4	–
CMBX.NA.BBB-.7	UBS	USD	135	3.00%	01/17/47	–	(8)	(3)	5	–
PrimeX.ARM.2	MSC	USD	355	4.58%	12/25/37	–	(28)	11	39	–
PrimeX.ARM.2	MSC	USD	44	4.58%	12/25/37	1	–	1	–	–
PrimeX.FRM.1	JPM	USD	50	4.42%	07/25/36	5	–	5	–	–
Total						$14	$(561)	$(340)	$229	$(22)
Total traded indices						$1,795	$(676)	$963	$266	$(422)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	CSI	USD	945	1.00% / 0.43%	12/20/17	$–	$(20)	$17	$37	$–
Bank of America Corp.	GSC	USD	2,200	1.00% / 0.41%	09/20/17	–	(153)	37	190	–
Citigroup, Inc.	GSC	USD	2,350	1.00% / 0.41%	09/20/17	–	(153)	40	193	–
Citigroup, Inc.	GSC	USD	785	1.00% / 0.43%	12/20/17	–	(14)	14	28	–
Goldman Sachs Group, Inc.	CSI	USD	495	1.00% / 0.51%	12/20/17	–	(15)	8	23	–
Goldman Sachs Group, Inc.	UBS	USD	1,100	1.00% / 0.49%	09/20/17	–	(81)	16	97	–
Morgan Stanley	BCLY	USD	1,100	1.00% / 0.48%	09/20/17	–	(123)	17	140	–
Morgan Stanley	GSC	USD	520	1.00% / 0.50%	12/20/17	–	(27)	8	35	–
Total						$–	$(586)	$157	$743	$–
						$1,795	$(1,262)	$1,120	$1,009	$(422)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.22	CME	USD	4,643	(5.00)%	06/20/19	$(311)	$(348)	$–	$(37)	$–	$(16)
CDX.NA.HY.23	CME	USD	4,675	(5.00)%	12/20/19	(215)	(327)	–	(112)	–	(18)
CDX.NA.IG.23	CME	USD	4,430	(1.00)%	12/20/19	(68)	(78)	–	(10)	–	(4)
ITRAXX.EUR.22	ICE	EUR	3,505	(1.00)%	12/20/19	(69)	(77)	–	(8)	–	(6)
ITRAXX.XOV.22	ICE	EUR	2,803	(5.00)%	12/20/19	(220)	(226)	–	(6)	2	(16)
Total						$(883)	$(1,056)	$–	$(173)	$2	$(60)

(a)	The FCM to the contracts is GSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

OTC Total Return Swap Contracts Outstanding at October 31, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
JPM CORP EMBI †	JPM	USD	3,425	3M LIBOR - 1.00%	12/24/14	$–	$–	$(11)	$–	$(11)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2014, the aggregate market value of these securities was $(11), which rounds to zero percent of total net assets.

TBA Sale Commitments Outstanding at October 31, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 3.00%	$1,300	11/15/2044	$1,301	$(7)
FHLMC, 3.50%	600	11/15/2044	619	(5)
FHLMC, 5.50%	1,600	12/15/2044	1,783	(4)
FNMA, 3.00%	1,800	11/15/2029	1,867	(4)
FNMA, 3.50%	1,800	11/15/2029	1,902	3
GNMA, 3.50%	1,300	11/15/2044	1,360	6
GNMA, 4.50%	900	11/15/2044	982	(4)
Total			$9,814	$(15)

At October 31, 2014, the aggregate market value of these securities represents 8.7% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/28/2014	BCLY	$343	$344	$1	$–
AUD	Buy	11/28/2014	BOA	263	263	–	–
AUD	Buy	11/28/2014	CBA	262	262	–	–
AUD	Sell	11/28/2014	GSC	346	344	2	–
CAD	Buy	11/28/2014	RBC	679	675	–	(4)
CHF	Buy	11/28/2014	JPM	421	419	–	(2)
CHF	Sell	11/28/2014	HSBC	858	851	7	–
EUR	Buy	12/17/2014	HSBC	212	212	–	–
EUR	Buy	12/17/2014	TDS	362	356	–	(6)
EUR	Buy	11/28/2014	UBS	419	417	–	(2)
EUR	Sell	12/17/2014	BCLY	213	211	2	–
EUR	Sell	09/18/2015	CBK	175	170	5	–
EUR	Sell	12/17/2014	DEUT	858	831	27	–
EUR	Sell	11/04/2014	HSBC	212	212	–	–
EUR	Sell	11/28/2014	JPM	4,585	4,537	48	–
GBP	Buy	11/28/2014	CBK	487	486	–	(1)
GBP	Sell	11/28/2014	CBK	871	870	1	–
JPY	Buy	12/17/2014	JPM	209	198	–	(11)
JPY	Sell	12/17/2014	GSC	203	198	5	–
JPY	Sell	11/28/2014	RBS	512	492	20	–
RSD	Buy	09/18/2015	CBK	161	158	–	(3)
Total						$118	$(29)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
TDS	TD Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DOP	Dominican Peso
EUR	EURO
GBP	British Pound
IDR	Indonesian New Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican New Peso
NGN	Nigerian Naira
RSD	Serbian Dinar
RUB	Russian New Ruble
TRY	Turkish New Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
EMBI	Emerging Markets Bond Index
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Other Abbreviations:
CLO	Collateralized Loan Obligation
CR	Credit
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

20

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$31,719	$–	$26,768	$4,951
Corporate Bonds	19,902	–	19,620	282
Foreign Government Obligations	4,190	–	4,190	–
Municipal Bonds	861	–	861	–
Preferred Stocks	58	58	–	–
Senior Floating Rate Interests	19,936	–	19,936	–
U.S. Government Agencies	45,779	–	45,779	–
U.S. Government Securities	16,099	850	15,249	–
Short-Term Investments	12,601	–	12,601	–
Purchased Options	38	–	38	–
Total	$151,183	$908	$145,042	$5,233
Foreign Currency Contracts *	$118	$–	$118	$–
Futures *	61	61	–	–
Swaps - Credit Default *	1,009	–	1,009	–
Total	$1,188	$61	$1,127	$–
Liabilities:
TBA Sale Commitments	$9,814	$–	$9,814	$–
Written Options	245	–	245	–
Total	$10,059	$–	$10,059	$–
Foreign Currency Contracts *	$29	$–	$29	$–
Futures *	15	15	–	–
Swaps - Credit Default *	595	–	595	–
Swaps - Total Return *	11	–	–	11
Total	$650	$15	$624	$11

♦	For the year ended October 31, 2014, investments valued at $639 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2014
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$5,477	$279	$176	†	$243	$1,266	$(2,644)	$230	$(76)	$4,951
Corporate Bonds	—	—	— ‡		—	282	—	—	—	282
U.S. Government Agencies	153	—	—		—	—	—	—	(153)	—
Total	$5,630	$279	$176		$243	$1,548	$(2,644)	$230	$(229)	$5,233

Liabilities:
Swaps§	$—	$—	$11	**	$—	$—	$—	$—	$—	$11
Total	$—	$—	$11		$—	$—	$—	$—	$—	$11

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $206.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was zero.
§	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
**	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $(11).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

22

The Hartford Unconstrained Bond Fund
Statement of Assets and Liabilities
October 31, 2014
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $150,624)	$151,183
Cash	430
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	118
Unrealized appreciation on OTC swap contracts	1,009
Receivables:
Investment securities sold	27,536
Fund shares sold	38
Dividends and interest	637
Variation margin on financial derivative instruments	51
OTC swap premiums paid	1,795
Other assets	75
Total assets	182,872
Liabilities:
Unrealized depreciation on foreign currency contracts	29
Unrealized depreciation on OTC swap contracts	433
TBA sale commitments, at market value (proceeds $9,799)	9,814
Payables:
Investment securities purchased	56,493
Fund shares redeemed	149
Investment management fees	12
Dividends	8
Administrative fees	—
Distribution fees	7
Collateral received from broker	895
Variation margin on financial derivative instruments	72
Accrued expenses	40
OTC swap premiums received	1,262
Written option contracts (proceeds $283)	245
Other liabilities	16
Total liabilities	69,475
Net assets	$113,397
Summary of Net Assets:
Capital stock and paid-in-capital	$130,423
Undistributed net investment income	114
Accumulated net realized loss	(18,257)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,117
Net assets	$113,397

The accompanying notes are an integral part of these financial statements.

23

The Hartford Unconstrained Bond Fund
Statement of Assets and Liabilities – (continued)
October 31, 2014
(000’s Omitted)

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.07/$10.54
Shares outstanding	6,973
Net assets	$70,192
Class B: Net asset value per share	$10.06
Shares outstanding	196
Net assets	$1,974
Class C: Net asset value per share	$10.09
Shares outstanding	1,573
Net assets	$15,869
Class I: Net asset value per share	$10.07
Shares outstanding	527
Net assets	$5,311
Class R3: Net asset value per share	$10.05
Shares outstanding	19
Net assets	$193
Class R4: Net asset value per share	$10.05
Shares outstanding	16
Net assets	$161
Class R5: Net asset value per share	$10.05
Shares outstanding	11
Net assets	$113
Class Y: Net asset value per share	$10.04
Shares outstanding	1,951
Net assets	$19,584

The accompanying notes are an integral part of these financial statements.

24

The Hartford Unconstrained Bond Fund
Statement of Operations
For the Year Ended October 31, 2014
(000’s Omitted)

Investment Income:
Dividends	$5
Interest	4,572
Less: Foreign tax withheld	(2)
Total investment income	4,575

Expenses:
Investment management fees	653
Administrative services fees
Class R3	1
Class R4	—
Class R5	—
Transfer agent fees
Class A	146
Class B	9
Class C	22
Class I	1
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	193
Class B	25
Class C	168
Class R3	1
Class R4	—
Custodian fees	24
Accounting services fees	30
Registration and filing fees	110
Board of Directors' fees	4
Audit fees	12
Other expenses	35
Total expenses (before waivers and fees paid indirectly)	1,434
Expense waivers	(172)
Transfer agent fee waivers	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(173)
Total expenses, net	1,261
Net Investment Income	3,314
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	3,535
Less: Foreign taxes paid on realized capital gains	(3)
Net realized gain on purchased option contracts	26
Net realized loss on TBA sale transactions	(678)
Net realized loss on futures contracts	(1,732)
Net realized gain on written option contracts	4
Net realized loss on swap contracts	(1,371)
Net realized gain on foreign currency contracts	488
Net realized loss on other foreign currency transactions	(15)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	254
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(320)
Net unrealized depreciation of purchased option contracts	(66)
Net unrealized appreciation of TBA sale commitments	75
Net unrealized appreciation of futures contracts	106
Net unrealized appreciation of written option contracts	38
Net unrealized appreciation of swap contracts	271
Net unrealized depreciation of foreign currency contracts	(90)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	12
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	266
Net Increase in Net Assets Resulting from Operations	$3,580

The accompanying notes are an integral part of these financial statements.

25

The Hartford Unconstrained Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$3,314	$3,398
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	254	(5,343)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	12	(773)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,580	(2,718)
Distributions to Shareholders:
From net investment income
Class A	(2,021)	(2,916)
Class B	(51)	(89)
Class C	(329)	(527)
Class I	(66)	(53)
Class R3	(4)	(4)
Class R4	(4)	(3)
Class R5	(4)	(4)
Class Y	(545)	(344)
Total from net investment income	(3,024)	(3,940)
From tax return of capital
Class A	(333)	—
Class B	(8)	—
Class C	(54)	—
Class I	(11)	—
Class R3	(1)	—
Class R4	(1)	—
Class R5	(1)	—
Class Y	(90)	—
Total from tax return of capital	(499)	—
Total distributions	(3,523)	(3,940)
Capital Share Transactions:
Class A	(14,935)	(30,691)
Class B	(1,264)	(1,772)
Class C	(2,858)	(9,856)
Class I	3,731	554
Class R3	15	46
Class R4	31	26
Class R5	(35)	45
Class Y	1,596	18,437
Net decrease from capital share transactions	(13,719)	(23,211)
Net Decrease in Net Assets	(13,662)	(29,869)
Net Assets:
Beginning of period	127,059	156,928
End of period	$113,397	$127,059
Undistributed (distributions in excess of) net investment income	$114	$589

The accompanying notes are an integral part of these financial statements.

26

The Hartford Unconstrained Bond Fund
Notes to Financial Statements
October 31, 2014
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford Unconstrained Bond Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and

27

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent

28

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see the following table titled “Quantitative Information about Level 3 Fair Value Measurements.”

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

29

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at October 31, 2014
Assets:
Asset and Commercial Mortgage Backed Securities
Discounted cash flow	Internal rate of return	3.08% - 6.87% (4.53%)	4,483
	Life expectancy (in months)	24 - 296 (148)
Independent pricing service	Prior day valuation	$67.09 - $68.63 ($67.31)	468
Indicative market quotations	Broker quote †	$0.000001	–
Corporate Bonds
Cost	Recent trade price	$102.45	282
	Date	10/14/2014
Total			$5,233
Liabilities:
Swap Contracts: ▲
Independent pricing service	Prior day valuation	($0.31)	11
Total			$11

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
†	The broker quote represents the best available estimate of fair value per share as of October 31, 2014.
▲	Derivative instruments are valued at the unrealized appreciation/depreciation on the investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

30

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary

31

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open TBA commitments as of October 31, 2014, which may be a part of dollar roll transactions.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of October 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created

32

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

33

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of October 31, 2014. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

Options Contract Activity During the Year Ended October 31, 2014:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	7,575,039	308
Expired	—	—
Closed	(700,039)	(152)
Exercised	—	—
End of period	6,875,000	$156

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	7,575,039	276
Expired	—	—
Closed	(700,039)	(149)
Exercised	—	—
End of period	6,875,000	$127
* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

34

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads

35

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund had no outstanding interest rate swap contracts as of October 31, 2014.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statement of Operations at the determination date.  The Fund had no outstanding spreadlock swap contracts as of October 31, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swap contracts as of October 31, 2014.

36

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$7	$31	$—	$—	$—	$—	$38
Unrealized appreciation on foreign currency contracts	—	118	—	—	—	—	118
Unrealized appreciation on OTC swap contracts	—	—	1,009	—	—	—	1,009
Variation margin receivable *	49	—	2	—	—	—	51
Total	$56	$149	$1,011	$—	$—	$—	$1,216

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$29	$—	$—	$—	$—	$29
Unrealized depreciation on OTC swap contracts	—	—	422	11	—	—	433
Variation margin payable *	12	—	60	—	—	—	72
Written option contracts, market value	85	8	152	—	—	—	245
Total	$97	$37	$634	$11	$—	$—	$779

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $46 and open centrally cleared swaps net cumulative depreciation of $(173) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased option contracts	$26	$—	$—	$—	$—	$—	$26
Net realized loss on futures contracts	(1,732)	—	—	—	—	—	(1,732)
Net realized gain on written option contracts	4	—	—	—	—	—	4
Net realized loss on swap contracts	(464)	—	(726)	(181)	—	—	(1,371)
Net realized gain on foreign currency contracts	—	488	—	—	—	—	488
Total	$(2,166)	$488	$(726)	$(181)	$—	$—	$(2,585)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$(65)	$(1)	$—	$—	$—	$—	$(66)
Net change in unrealized appreciation of futures contracts	106	—	—	—	—	—	106
Net change in unrealized appreciation of written option contracts	3	7	28	—	—	—	38
Net change in unrealized appreciation (depreciation) of swap contracts	157	—	125	(11)	—	—	271
Net change in unrealized depreciation of foreign currency contracts	—	(90)	—	—	—	—	(90)
Total	$201	$(84)	$153	$(11)	$—	$—	$259

37

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received		Cash Collateral Received		Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$1,634	$(568)	$(249	)†	$(542	)†	$275
Futures contracts - variation margin receivable	49	(12)	—		—		37
Swap contracts - variation margin receivable	2	(2)	—		—		—
Unrealized appreciation on foreign currency contracts	118	(17)	—		—		101
Total subject to a master netting or similar arrangement	$1,803	$(599)	$(249)		$(542)		$413

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

† An additional $16 of non-cash collateral and $353 of cash collateral was received by the Fund related to derivative assets.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option and OTC swap contracts at market value	$732	$(568)	$—	$—	$164
Futures contracts - variation margin payable	12	(12)	(975)	—	—
Swaps contracts - variation margin payable	60	(2)	(667)	—	—
Unrealized depreciation on foreign currency contracts	29	(17)	—	—	12
Total subject to a master netting or similar arrangement	$833	$(599)	$(1,642)	$—	$176

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest

38

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$3,029	$3,946
Tax Return of Capital	499	—

39

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Accumulated Capital and Other Losses*	$(18,102)
Unrealized Appreciation†	914
Total Accumulated Deficit	$(17,188)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(765)
Accumulated Net Realized Gain (Loss)	767
Capital Stock and Paid-in-Capital	(2)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$3,646
Long-Term Capital Loss Carryforward	2,283
Total	$5,929

During the year ended October 31, 2014, the Fund utilized $1,767 of prior year short term capital loss carryforwards.

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2017	$12,173
Total	$12,173

40

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	0.69%

41

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	0.99%
Class B	1.74
Class C	1.74
Class I	0.73
Class R3	1.29
Class R4	0.99
Class R5	0.69
Class Y	0.69

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $35 and contingent deferred sales charges of $7 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

42

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class R3	57%	—	%*
Class R4	70	—	*
Class R5	100	—	*

*	Percentage rounds to zero.

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,238,772	$25,812	$1,264,584
Sales Proceeds	1,269,041	33,309	1,302,350

43

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	599	225	(2,302)	(1,478)	1,254	270	(4,526)	(3,002)
Amount	$6,054	$2,275	$(23,264)	$(14,935)	$13,025	$2,782	$(46,498)	$(30,691)
Class B
Shares	5	5	(135)	(125)	16	8	(197)	(173)
Amount	$48	$54	$(1,366)	$(1,264)	$166	$80	$(2,018)	$(1,772)
Class C
Shares	231	35	(548)	(282)	565	46	(1,579)	(968)
Amount	$2,340	$354	$(5,552)	$(2,858)	$5,903	$477	$(16,236)	$(9,856)
Class I
Shares	465	7	(104)	368	243	4	(196)	51
Amount	$4,712	$72	$(1,053)	$3,731	$2,533	$46	$(2,025)	$554
Class R3
Shares	2	—	(1)	1	6	—	(1)	5
Amount	$17	$4	$(6)	$15	$49	$3	$(6)	$46
Class R4
Shares	3	—	—	3	4	—	(2)	2
Amount	$29	$4	$(2)	$31	$39	$3	$(16)	$26
Class R5
Shares	—	—	(4)	(4)	5	—	(1)	4
Amount	$—	$5	$(40)	$(35)	$48	$4	$(7)	$45
Class Y
Shares	666	63	(571)	158	2,063	34	(315)	1,782
Amount	$6,711	$635	$(5,750)	$1,596	$21,305	$344	$(3,212)	$18,437
Total
Shares	1,971	335	(3,665)	(1,359)	4,156	362	(6,817)	(2,299)
Amount	$19,911	$3,403	$(37,033)	$(13,719)	$43,068	$3,739	$(70,018)	$(23,211)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Year Ended October 31, 2014	18	$180
For the Year Ended October 31, 2013	22	$231

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the

44

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2014
(000’s Omitted)

Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

45

The Hartford Unconstrained Bond Fund
Financial Highlights

	- Selected Per-Share Data - (A)											- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
A	$10.06	$0.29	$0.02	$0.31	$(0.30	)(D)	$–	$(0.30)	$10.07	3.16%		$70,192	1.17%		0.99%		2.86%
B	10.06	0.21	0.02	0.23	(0.23	)(E)	–	(0.23)	10.06	2.30		1,974	2.08		1.74		2.12
C	10.09	0.21	0.02	0.23	(0.23	)(E)	–	(0.23)	10.09	2.29		15,869	1.86		1.74		2.11
I	10.07	0.31	0.02	0.33	(0.33	)(F)	–	(0.33)	10.07	3.32		5,311	0.77		0.73		3.10
R3	10.05	0.26	0.02	0.28	(0.28	)(D)	–	(0.28)	10.05	2.76		193	1.46		1.29		2.56
R4	10.05	0.29	0.02	0.31	(0.31	)(D)	–	(0.31)	10.05	3.07		161	1.15		0.99		2.85
R5	10.05	0.32	0.02	0.34	(0.34	)(F)	–	(0.34)	10.05	3.37		113	0.85		0.69		3.17
Y	10.03	0.32	0.02	0.34	(0.33	)(F)	–	(0.33)	10.04	3.48		19,584	0.73		0.69		3.16

For the Year Ended October 31, 2013
A	$10.51	$0.25	$(0.41)	$(0.16)	$(0.29)		$–	$(0.29)	$10.06	(1.54)%		$85,062	1.13%		0.99%		2.43%
B	10.51	0.17	(0.41)	(0.24)	(0.21)		–	(0.21)	10.06	(2.28)		3,234	2.01		1.74		1.68
C	10.53	0.17	(0.40)	(0.23)	(0.21)		–	(0.21)	10.09	(2.18)		18,711	1.82		1.74		1.67
I	10.51	0.28	(0.40)	(0.12)	(0.32)		–	(0.32)	10.07	(1.19)		1,602	0.76		0.74		2.69
R3	10.50	0.22	(0.41)	(0.19)	(0.26)		–	(0.26)	10.05	(1.83)		179	1.44		1.29		2.17
R4	10.50	0.25	(0.41)	(0.16)	(0.29)		–	(0.29)	10.05	(1.54)		130	1.11		0.99		2.46
R5	10.50	0.28	(0.41)	(0.13)	(0.32)		–	(0.32)	10.05	(1.24)		149	0.82		0.69		2.75
Y	10.48	0.29	(0.42)	(0.13)	(0.32)		–	(0.32)	10.03	(1.24)		17,992	0.71		0.69		2.85

For the Year Ended October 31, 2012
A	$10.06	$0.37	$0.47	$0.84	$(0.39)		$–	$(0.39)	$10.51	8.47%		$120,395	1.09%		0.77%		3.59%
B	10.05	0.30	0.47	0.77	(0.31)		–	(0.31)	10.51	7.77		5,187	1.96		1.53		2.92
C	10.07	0.29	0.48	0.77	(0.31)		–	(0.31)	10.53	7.76		29,736	1.79		1.52		2.83
I(G)	10.30	0.13	0.21	0.34	(0.13)		–	(0.13)	10.51	3.35	(H)	1,132	0.83	(I)	0.62	(I)	2.93	(I)
R3	10.04	0.33	0.49	0.82	(0.36)		–	(0.36)	10.50	8.27		141	1.40		1.06		3.20
R4	10.04	0.37	0.48	0.85	(0.39)		–	(0.39)	10.50	8.60		111	1.07		0.77		3.57
R5	10.04	0.40	0.48	0.88	(0.42)		–	(0.42)	10.50	8.92		111	0.77		0.47		3.87
Y	10.04	0.48	0.38	0.86	(0.42)		–	(0.42)	10.48	8.73		115	0.72		0.69		4.70

For the Year Ended October 31, 2011 (J)
A	$9.98	$0.46	$0.10	$0.56	$(0.48)		$–	$(0.48)	$10.06	5.71%		$126,654	1.06%		0.95%		4.56%
B	9.98	0.38	0.09	0.47	(0.40)		–	(0.40)	10.05	4.82		7,324	1.88		1.70		3.82
C	10.00	0.38	0.09	0.47	(0.40)		–	(0.40)	10.07	4.81		27,057	1.74		1.70		3.80
R3(K)	9.89	0.03	0.15	0.18	(0.03)		–	(0.03)	10.04	1.81	(H)	102	1.34	(I)	1.25	(I)	4.29	(I)
R4(K)	9.89	0.04	0.14	0.18	(0.03)		–	(0.03)	10.04	1.84	(H)	102	1.04	(I)	0.95	(I)	4.58	(I)
R5(K)	9.89	0.04	0.15	0.19	(0.04)		–	(0.04)	10.04	1.87	(H)	102	0.74	(I)	0.65	(I)	4.87	(I)
Y	9.97	0.49	0.09	0.58	(0.51)		–	(0.51)	10.04	5.96		102,134	0.63		0.63		4.90

See Portfolio Turnover information on the next page.

46

The Hartford Unconstrained Bond Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2010 (J)
A	$9.54	$0.37	$0.45	$0.82	$(0.38)	$–	$(0.38)	$9.98	8.82%	$138,388	1.04%	1.00%	3.75%
B	9.53	0.29	0.47	0.76	(0.31)	–	(0.31)	9.98	8.13	10,007	1.87	1.75	3.02
C	9.55	0.30	0.46	0.76	(0.31)	–	(0.31)	10.00	8.14	26,778	1.72	1.72	3.03
Y	9.52	0.40	0.47	0.87	(0.42)	–	(0.42)	9.97	9.37	147,197	0.62	0.62	4.13

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Included in this amount are tax distributions from capital of ($0.04).
(E)	Included in this amount are tax distributions from capital of ($0.03).
(F)	Included in this amount are tax distributions from capital of ($0.05).
(G)	Commenced operations on May 25, 2012.
(H)	Not annualized.
(I)	Annualized.
(J)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(K)	Commenced operations on September 30, 2011.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	62%
For the Year Ended October 31, 2013	69
For the Year Ended October 31, 2012	134
For the Year Ended October 31, 2011	207
For the Year Ended October 31, 2010	210

47

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Unconstrained Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Unconstrained Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2014

48

The Hartford Unconstrained Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

49

The Hartford Unconstrained Bond Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

50

The Hartford Unconstrained Bond Fund
Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

51

The Hartford Unconstrained Bond Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

52

The Hartford Unconstrained Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,011.00	$5.03	$1,000.00	$1,020.21	$5.05	0.99%	184	365
Class B	$1,000.00	$1,006.20	$8.81	$1,000.00	$1,016.43	$8.85	1.74	184	365
Class C	$1,000.00	$1,007.20	$8.81	$1,000.00	$1,016.43	$8.85	1.74	184	365
Class I	$1,000.00	$1,012.20	$3.70	$1,000.00	$1,021.53	$3.72	0.73	184	365
Class R3	$1,000.00	$1,009.50	$6.54	$1,000.00	$1,018.69	$6.57	1.29	184	365
Class R4	$1,000.00	$1,010.00	$5.02	$1,000.00	$1,020.21	$5.05	0.99	184	365
Class R5	$1,000.00	$1,012.50	$3.51	$1,000.00	$1,021.72	$3.52	0.69	184	365
Class Y	$1,000.00	$1,012.50	$3.51	$1,000.00	$1,021.72	$3.52	0.69	184	365

53

The Hartford Unconstrained Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Unconstrained Bond Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

54

The Hartford Unconstrained Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, its use of the Fund’s investment flexibility, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company, LLP as sub-adviser in 2012.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

55

The Hartford Unconstrained Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class as well as a permanent expense cap on certain share classes. These arrangements resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

56

The Hartford Unconstrained Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

57

The Hartford Unconstrained Bond Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool. The Fund may purchase mortgage-backed securities in the "to be announced" (TBA) market. This subjects the Fund to counterparty risk and the risk that the security the Fund buys will lose value prior to its delivery.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

58

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

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b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

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to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

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who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

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and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

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We are responsible for and must:

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Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

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Personal Health Information means health information such as:

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Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

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Transaction means your business dealings with us, such as:

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You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-UB14 12/14 114012-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD WORLD BOND FUND 2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) rose steadily for the fiscal year ended October 31, 2014, with a return of 17.27% for the period. With the exception of short-lived geopolitical scares early in 2014 and concerns about continuing global growth near the end of the period, stocks generally rose on solid fundamentals and encouraging macroeconomic data during the year.

September 2014 marked the six-year anniversary of the start of the financial crisis. Within weeks of that anniversary, both the S&P 500 Index and the Dow Jones Industrial Average set new all-time highs, closing at 2,018 and 17,391, respectively, on October 31. Although the fallout of the crisis continues to influence investor behavior, stocks have recovered and risen dramatically, up 198% from their low in March 2009. Meanwhile, the domestic economy is notching strong growth, and the unemployment rate has reached its lowest level since August 2008.

While the U.S. economy appears to have stabilized and to have reverted to a solid growth path, the outlook for the global economy appears to have gotten cloudier. The U.S. Federal Reserve has ended quantitative easing, while Europe and Japan are pursuing stimulus options to avoid a double-dip recession and deflation, respectively. Diverging central-bank policies will likely continue to play an important role in market movements going forward as investors wait to see the reactions to their efforts and their impacts on global markets.

How have market movements impacted your portfolio throughout the last year? Are your investments still on track to provide the growth or income you need, and are you comfortable with their progress during times of volatility?

Your financial professional can help you navigate today’s markets with confidence, as well as assist you to achieve your investment goals by providing advice on the best options within our fund family to help you work toward overcoming today’s investing challenges. Meet with your financial advisor regularly to examine your portfolio and your investment strategy, and to determine if you’re still on track to meet your goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the NYSE

The Hartford World Bond Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford World Bond Fund inception 05/31/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

Performance Overview 5/31/11 - 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/14)

	1 Year	Since Inception▲
World Bond A#	2.74%	4.30%
World Bond A##	-1.88%	2.91%
World Bond C#	2.00%	3.53%
World Bond C##	1.00%	3.53%
World Bond I#	3.03%	4.58%
World Bond R3#	2.42%	3.95%
World Bond R4#	2.80%	4.30%
World Bond R5#	3.03%	4.56%
World Bond Y#	3.11%	4.66%
Citigroup World Government Bond Index	-1.28%	0.22%

▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford World Bond Fund

Manager Discussion

October 31, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
World Bond Class A	1.03%	1.03%
World Bond Class C	1.77%	1.77%
World Bond Class I	0.79%	0.79%
World Bond Class R3	1.35%	1.40%
World Bond Class R4	1.05%	1.08%
World Bond Class R5	0.75%	0.79%
World Bond Class Y	0.68%	0.68%

*	As shown in the Fund's prospectus dated March 1, 2014. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014. Net expenses are the Fund's total annual operating expenses shown in the Fund's prospectus dated March 1, 2014 and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated November 7, 2014, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this annual report is as of October 31, 2014 and does not reflect any changes made to the total annual fund operating expense table in the November 7, 2014 prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Robert L. Evans	Mark H. Sullivan, CFA
Director and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford World Bond Fund returned 2.74%, before sales charge, for the twelve-month period ended October 31, 2014, outperforming the Fund’s benchmark, the Citigroup World Government Bond Index, which returned -1.28% for the same period. The Fund underperformed the 2.96% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. Dollar (USD) and non-USD debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Toward the end of the period, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese economic slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall.

The period was also highlighted by a divergence in central bank policies. The European Central Bank (ECB) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan pre-emptively announced incremental monetary easing to counter market fears that a change from a historical inflationary environment would be delayed. In contrast, the Bank of England and U.S. Federal Reserve (Fed) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter gross domestic product (GDP) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six-year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates.

Note that the Fund is managed in a benchmark-agnostic manner, meaning that the strategy is not focused on a particular benchmark but has a total return approach. For the twelve-month period, interest rate positioning and credit strategies contributed to total returns, while currency positioning moderately detracted.

Our high exposure to the USD helped preserve capital during the period and contributed to outperformance versus the benchmark. However, our limited exposure to non-USD currencies detracted on an absolute basis. Most currencies fell versus the USD due to the flight to safety and expectations that the Fed will raise interest rates. Our allocations to the Nok, Euro and British Pound were the primary drivers of negative performance in our smart market core foreign exchange (FX) exposure as these currencies depreciated against the USD.

Our overall cautious duration positioning and exposure to high quality global government bond markets provided positive total returns. However, we lagged market returns because we were not invested in the peripheral European countries like Italy, Spain,

3

The Hartford World Bond Fund

Manager Discussion – (continued)

October 31, 2014 (Unaudited)

Ireland and France which experienced a strong rally driven by the disinflationary pulse in Europe and expectations of ECB easing. Within discretionary macro strategies, various duration positions contributed to total returns. Specifically our overweight duration positions in U.K., Australia, and Korea, based on our theme of slowing global growth, contributed to results. Our opportunistic country rotation strategies detracted from results throughout this period. Particularly, our long U.S. 10-year vs U.K. 10-year and Germany 10-year positions detracted as both spreads widened at the margin. Our country (duration and yield curve) positioning is primarily implemented through the use of exchange-traded government bond futures and cash bonds.

Within our credit strategies our allocation to securitized debt, investment grade and high yield corporates contributed to absolute results as these sectors benefitted from investors’ prolonged appetite for yield and falling interest rates. Our opportunistic allocation to the high yield sector, particularly within defensive sectors such as banking and communications, was additive to relative performance during the period as the sector continued to benefit from strong investor inflows driven by the search for yield. In addition, our select exposure to securitized assets, specifically commercial mortgage backed securities, collateralized mortgage obligations, and asset backed securities contributed to results on an absolute and relative basis. Our credit positioning is primarily implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps.

What is the outlook?

We believe that global growth is sluggish and is becoming more narrowly based (U.S.-centric). The key question appears to be whether the U.S. can continue to grow independently from the rest of the world. We believe rising monetary policy divergence - Fed normalization versus accommodative policy from other major central banks –should continue to drive rate markets for some time. A weaker Chinese growth profile, rolling over of Asia data surprises and Fed policy normalization (i.e. bringing interest rates to normal levels) could be negative for Asia-linked economies including Australia and New Zealand. Although we expect the Fed to move at a moderate pace, recent activity suggests that the start of the rate hike cycle may be unsettling for emerging markets.

In summary, headline global growth opportunities remain expansionary; however, we believe there is increased divergence between U.S. and non-U.S. regions. Global inflation pressures appear to be remaining subdued. Global policy objectives in the absence of inflation, in our view, are supportive of lower yields. We believe geopolitical risks are aplenty and each on their own could change our outlook meaningfully. As a result, we continue to manage duration tactically and had duration of 4.63 years at the end of the period. We also remain tactical in our overall portfolio positioning, with a greater emphasis on country differentiation.

Credit Exposure

as of October 31, 2014

Credit Rating *	Percentage of Net Assets
Aaa/ AAA	36.6%
Aa/ AA	29.5
A	5.3
Baa/ BBB	2.8
Ba/ BB	4.9
B	6.3
Caa/ CCC or Lower	3.7
Not Rated	5.0
Non-Debt Securities and Other Short-Term Instruments	4.1
Other Assets and Liabilities	1.8
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type

as of October 31, 2014

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1%
Total	0.1%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	13.0%
Corporate Bonds	10.4
Foreign Government Obligations	55.9
Senior Floating Rate Interests	2.9
U.S. Government Agencies	0.2
U.S. Government Securities	11.7
Total	94.1%
Short-Term Investments	3.9
Purchased Options	0.1
Other Assets and Liabilities	1.8
Total	100.0%

4

The Hartford World Bond Fund

Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 13.0%
	Cayman Islands - 2.3%
	A Voce CLO Ltd.
$5,000	1.69%, 07/15/2026 ■Δ	$4,954
	Apidos CLO XVIII
4,500	1.65%, 07/22/2026 ■Δ	4,460
	Ares CLO Ltd.
2,738	1.02%, 04/20/2023 ■Δ	2,721
2,995	1.62%, 04/20/2023 ■Δ	2,904
3,845	1.76%, 04/17/2026 ■Δ	3,827
	Atrium CDO Corp.
1,735	1.99%, 11/16/2022 ■Δ	1,693
	Babson CLO Ltd.
2,725	1.33%, 04/20/2025 ■Δ	2,672
	Dryden Senior Loan Fund
4,575	1.48%, 07/17/2023 ■Δ	4,522
	Gramercy Park CLO Ltd.
2,235	1.53%, 07/17/2023 ■Δ	2,228
	ING Investment Management CLO Ltd.
4,175	1.43%, 03/14/2022 ■Δ	4,145
	Limerock CLO
4,130	1.73%, 04/18/2026 ■Δ	4,100
	Magnetite CLO Ltd.
4,365	1.70%, 07/25/2026 ■Δ	4,327
	Neuberger Berman CLO XVII Ltd.
4,245	1.70%, 08/04/2025 ■Δ	4,208
	OZLM Funding Ltd.
11,510	1.73%, 04/17/2026 ■Δ	11,456
	Race Point CLO Ltd.
3,825	2.38%, 05/24/2023 ■Δ	3,771
	Seneca Park CLO Ltd.
1,555	1.70%, 07/17/2026 ■Δ	1,553
	Symphony CLO XV Ltd.
6,095	1.65%, 10/17/2026 ■☼Δ	6,049
	Voya CLO Ltd.
1,725	1.68%, 07/17/2026 ■Δ	1,717
		71,307
	United Kingdom - 0.1%
	Granite Master Issuer plc
1,354	0.23%, 12/20/2054 ■Δ	1,343
415	0.23%, 12/17/2054 Δ	412
863	0.24%, 12/20/2054 Δ	857
374	0.30%, 12/20/2054 Δ	371
465	0.33%, 12/17/2054 Δ	462
	Motor plc
48	1.29%, 02/25/2020 ■	48
		3,493
	United States - 10.6%
	Adjustable Rate Mortgage Trust
482	0.42%, 11/25/2035 Δ	444
	Agate Bay Mortgage Trust
3,198	3.50%, 07/25/2043 ■Δ	3,241
	Ally Master Owner Trust
1,775	0.67%, 09/17/2018 Δ	1,780
1,245	1.54%, 09/15/2019	1,245
	American Credit Acceptance Receivables
4,011	1.14%, 03/12/2018 ■	4,015
347	1.64%, 11/15/2016 ■	348
1,915	3.96%, 05/15/2019 ■	1,956
	American Home Mortgage Assets Trust
142	0.28%, 03/25/2047 Δ	115
861	0.34%, 10/25/2046 Δ	612
632	1.06%, 10/25/2046 Δ	461
	American Money Management Corp.
4,615	1.68%, 07/27/2026 ■Δ	4,570
	AmeriCredit Automobile Receivables Trust
831	0.74%, 11/08/2016	832
652	1.57%, 01/08/2019	653
465	1.69%, 11/08/2018	468
1,780	2.35%, 12/10/2018	1,790
70	3.34%, 04/08/2016	70
	Apidos CLO
2,900	1.33%, 04/15/2025 ■Δ	2,851
3,840	1.68%, 01/19/2025 ■Δ	3,820
	Ares CLO Ltd.
4,040	1.73%, 10/12/2023 ■Δ	4,034
	Banc of America Funding Corp.
2,228	0.39%, 02/20/2047 Δ	1,917
397	5.77%, 05/25/2037	335
513	5.85%, 01/25/2037	415
	Bear Stearns Adjustable Rate Mortgage Trust
2,396	2.26%, 08/25/2035 Δ	2,406
1,601	2.65%, 07/25/2036 Δ	1,351
1,642	4.99%, 06/25/2047 Δ	1,465
	Bear Stearns Alt-A Trust
798	0.47%, 08/25/2036 Δ	604
2,052	0.65%, 01/25/2036 Δ	1,626
906	2.63%, 09/25/2035 Δ	829
226	2.70%, 08/25/2036 Δ	165
	Bear Stearns Mortgage Funding Trust
673	0.35%, 02/25/2037 Δ	496
	Cabela's Master Credit Card Trust
1,805	0.80%, 08/16/2021 ■Δ	1,817
	Cal Funding II Ltd.
528	3.47%, 10/25/2027 ■	525
	Carlyle Global Market Strategies
3,390	1.35%, 07/15/2025 ■Δ	3,321
875	1.38%, 04/18/2025 ■Δ	860
	Cent CLO L.P.
3,970	1.71%, 01/25/2026 ■Δ	3,951
	CFCRE Commercial Mortgage Trust
1,935	3.83%, 12/15/2047	2,051
	Chase Issuance Trust
4,700	0.58%, 09/15/2020 Δ	4,715
	ChaseFlex Trust
254	5.50%, 06/25/2035	233
	CHL Mortgage Pass-Through Trust
1,937	0.49%, 03/25/2035 Δ	1,668
3,161	2.42%, 06/20/2035 Δ	3,035
2,604	2.66%, 04/25/2037 Δ	2,372
	CIFC Funding Ltd.
4,065	1.73%, 04/18/2025 ■Δ	4,037
	Citigroup Commercial Mortgage Trust
2,320	1.90%, 06/15/2033 ■Δ	2,311
	Citigroup Mortgage Loan Trust, Inc.
725	2.44%, 07/25/2036 Δ	476
	Citigroup/Deutsche Bank Commercial Mortgage Trust
9	5.89%, 11/15/2044	10

The accompanying notes are an integral part of these financial statements.

5

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 13.0% - (continued)
	United States - 10.6% - (continued)
	Commercial Mortgage Loan Trust
$4,341	6.24%, 12/10/2049 Δ	$4,704
	Commercial Mortgage Pass-Through Certificates
2,605	2.85%, 10/15/2045	2,577
2,140	4.02%, 07/10/2045	2,282
	Commercial Mortgage Trust
1,680	4.50%, 03/10/2046 ■Δ	1,127
	Community or Commercial Mortgage Trust
2,610	3.21%, 03/10/2046	2,638
1,880	4.38%, 07/10/2045 Δ	2,046
	Connecticut Avenue Securities Series
2,964	2.15%, 10/25/2023 Δ	2,984
	Consumer Portfolio Services, Inc.
66	2.78%, 06/17/2019 ■	67
	Countrywide Alternative Loan Trust
897	0.29%, 04/25/2047 Δ	750
948	0.42%, 01/25/2036 Δ	842
600	0.47%, 11/25/2035 Δ	484
772	0.65%, 12/25/2035 Δ	556
1,163	0.95%, 12/25/2035 Δ	959
1,174	5.75%, 05/25/2036	999
812	6.50%, 08/25/2037	587
	Countrywide Home Loans, Inc.
1,043	2.58%, 09/25/2047 Δ	928
1,718	4.87%, 11/20/2035 Δ	1,541
	CPS Automotive Trust
2,681	1.64%, 08/15/2016 ■	2,691
843	1.94%, 03/16/2020 ■	849
	Credit Acceptance Automotive Loan Trust
1,360	1.21%, 10/15/2020 ■	1,360
	Credit Suisse Commercial Mortgage Trust
3,372	3.50%, 08/25/2043 ■	3,417
70	5.97%, 02/15/2041 Δ	78
	Credit Suisse Mortgage Trust
1,225	5.75%, 03/25/2036	1,116
	DBUBS Mortgage Trust
2,964	1.55%, 01/01/2021 ■►	76
	Deutsche Alt-A Securities, Inc. Mortgage
631	0.27%, 08/25/2036 Δ	490
	Downey S & L Association Mortgage Loan Trust
1,763	1.04%, 03/19/2046 Δ	1,363
	Dryden Senior Loan Fund
3,990	1.58%, 04/18/2026 ■Δ	3,944
7,900	1.70%, 07/15/2026 ■Δ	7,854
	Eaton Vance CLO Ltd.
2,455	1.68%, 07/15/2026 ■Δ	2,437
	Enterprise Fleet Financing LLC
915	0.93%, 04/20/2018 ■	917
2,010	1.51%, 03/20/2019 ■	2,027
	First Horizon Alternative Mortgage Securities
435	2.21%, 04/25/2036 Δ	364
	First Investors Automotive Owner Trust
460	0.90%, 10/15/2018 ■	461
	Ford Credit Floorplan Master Owner Trust
500	1.69%, 09/15/2019 Δ	500
	GMAC Mortgage Corp. Loan Trust
737	2.93%, 09/19/2035 Δ	689
1,084	2.95%, 04/19/2036 Δ	954
	GreenPoint Mortgage Funding Trust
641	0.41%, 10/25/2045 Δ	557
	Greenwich Capital Commercial Funding Corp.
400	5.74%, 12/10/2049	438
145	6.01%, 07/10/2038 Δ	153
	GS Mortgage Securities Trust
2,470	3.38%, 05/10/2045	2,554
615	3.67%, 04/10/2047 ■Δ	422
1,300	5.03%, 04/10/2047 ■Δ	1,226
	GSAA Home Equity Trust
301	0.20%, 12/25/2046 Δ	201
2,171	0.22%, 12/25/2046 Δ	1,235
1,845	0.23%, 02/25/2037 Δ	1,004
48	0.25%, 03/25/2037 Δ	25
2,984	0.27%, 05/25/2047 Δ	2,131
818	0.38%, 04/25/2047 Δ	525
2,180	0.47%, 04/25/2047 Δ	1,406
	GSR Mortgage Loan Trust
1,204	2.59%, 07/25/2035 Δ	1,134
335	2.71%, 05/25/2037 Δ	277
2,838	2.74%, 01/25/2036 Δ	2,627
	Harborview Mortgage Loan Trust
1,008	0.35%, 01/19/2038 Δ	851
652	0.38%, 05/19/2047 Δ	255
3,527	0.40%, 12/19/2036 Δ	2,495
270	0.49%, 09/19/2035 Δ	209
2,199	0.51%, 01/19/2035 Δ	1,540
	Hilton USA Trust
980	2.91%, 11/05/2030 ■Δ	980
	HLSS Servicer Advance Receivables
2,286	1.50%, 01/16/2046 ■	2,280
3,230	1.98%, 11/15/2046 ■	3,215
2,300	1.99%, 10/15/2045 ■	2,316
1,620	2.22%, 01/15/2047 ■	1,617
3,555	2.48%, 10/15/2045 ■	3,572
	Home Equity Loan Trust
1,377	2.45%, 11/25/2035 Δ	1,294
	IMPAC Commercial Mortgage Backed Trust
920	0.95%, 10/25/2034 Δ	875
	IndyMac Index Mortgage Loan Trust
1,842	0.35%, 10/25/2036 Δ	1,579
97	0.39%, 07/25/2035 Δ	86
879	0.43%, 07/25/2035 Δ	750
1,619	0.55%, 07/25/2046 Δ	795
584	2.47%, 08/25/2035 Δ	468
365	2.55%, 09/25/2036 Δ	308
1,520	2.60%, 12/25/2036 Δ	1,329
	ING Investment Management CLO Ltd.
3,970	1.77%, 04/18/2026 ■Δ	3,951
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,209	1.65%, 02/12/2051 Δ	1,213
2,124	2.75%, 10/15/2045 ■	1,608
850	2.83%, 10/15/2045	842
700	4.00%, 08/15/2046 ■	606
2,825	4.17%, 08/15/2046	3,063
1,536	4.57%, 12/15/2047 ■Δ	1,306
1,690	4.82%, 10/15/2045 ■Δ	1,677
4,640	5.89%, 02/12/2049 Δ	5,046

The accompanying notes are an integral part of these financial statements.

6

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 13.0% - (continued)
	United States - 10.6% - (continued)
	JP Morgan Mortgage Trust
$3,954	2.61%, 02/25/2035 Δ	$4,002
1,246	2.71%, 05/25/2036 Δ	1,132
3,803	3.00%, 09/25/2044 ■	3,847
306	6.00%, 01/25/2037	273
	JPMBB Commercial Mortgage Securities Trust
70,607	0.89%, 09/15/2047 ►	3,726
	LB-UBS Commercial Mortgage Trust
254	5.43%, 02/15/2040	275
	LCM Ltd.
1,100	2.13%, 04/15/2022 ■Δ	1,079
	Lehman XS Trust
905	0.34%, 11/25/2046 Δ	720
1,174	1.00%, 09/25/2047 Δ	961
	Luminent Mortgage Trust
2,400	0.35%, 02/25/2046 Δ	1,765
585	0.39%, 04/25/2036 Δ	393
1,091	0.41%, 11/25/2035 Δ	1,014
	M&T Bank Automotive Receivables Trust
1,170	1.57%, 01/15/2017 ■	1,182
	Madison Park Funding Ltd.
6,150	1.68%, 01/19/2025 - 07/20/2026 ■Δ	6,121
	Master Adjustable Rate Mortgages Trust
1,221	0.39%, 05/25/2037 Δ	827
	Merrill Lynch Mortgage Investors Trust
190	2.19%, 05/25/2033 Δ	184
1,430	2.52%, 07/25/2035 Δ	1,187
1,060	5.14%, 07/12/2038	1,087
	Morgan Stanley ABS Capital I
4,443	0.30%, 06/25/2036 Δ	3,807
	Morgan Stanley BAML Trust
1,505	4.50%, 08/15/2045 ■	1,148
	Morgan Stanley Capital I
2,990	3.24%, 03/15/2045	3,058
100	5.42%, 09/15/2047 ■Δ	114
50	5.83%, 06/11/2042 Δ	55
625	6.45%, 01/11/2043 Δ	704
	Morgan Stanley Mortgage Loan Trust
4,002	0.32%, 05/25/2036 - 11/25/2036 Δ	2,008
245	2.59%, 05/25/2036 Δ	178
657	2.63%, 06/25/2037 Δ	420
	Morgan Stanley Re-Remic Trust
951	5.99%, 08/15/2045 ■Δ	1,032
	Nationstar Agency Advance Funding Trust
1,000	1.89%, 02/18/2048 ■	981
250	3.23%, 02/18/2048 ■Δ	252
	Neuberger Berman CLO XVI Ltd.
3,030	1.70%, 03/01/2026 ■Δ	3,004
	OHA Intrepid Leveraged Loan Fund Ltd.
2,161	1.15%, 04/20/2021 ■Δ	2,161
	OZLM Funding Ltd.
3,880	1.73%, 01/17/2026 ■Δ	3,841
	Prestige Automotive Receivables Trust
1,089	1.09%, 02/15/2018 ■	1,091
100	1.33%, 05/15/2019 ■	100
	Prime Mortgage Trust
755	5.50%, 06/25/2036	706
	Race Point CLO Ltd.
2,040	1.48%, 02/20/2025 ■Δ	2,019
	RBSGC Mortage Pass Through Certificates
1,079	6.25%, 01/25/2037	1,011
	Renaissance Home Equity Loan Trust
3,695	0.67%, 03/25/2034 Δ	3,516
	Residential Accredit Loans, Inc.
1,062	0.92%, 09/25/2046 Δ	713
2,208	1.41%, 11/25/2037 Δ	1,405
307	6.25%, 01/25/2037	252
	Residential Funding Mortgage Securities, Inc.
932	3.05%, 04/25/2037 Δ	812
617	6.00%, 04/25/2037 - 07/25/2037	553
	Sequoia Mortgage Trust
1,709	0.43%, 01/20/2035 Δ	1,633
683	5.03%, 07/20/2037 Δ	650
	Sheridan Square CLO
2,435	1.40%, 04/15/2025 ■Δ	2,394
	SNAAC Automotive Receivables Trust
309	1.14%, 07/16/2018 ■	309
	SpringCastle America Funding LLC
2,910	2.70%, 05/25/2023 ■	2,912
	Springleaf Funding Trust
1,790	2.41%, 12/15/2022 ■	1,794
	Springleaf Mortgage Loan Trust
479	1.57%, 12/25/2059 ■	479
2,430	1.78%, 12/25/2065 ■	2,426
3,065	2.31%, 06/25/2058 ■	3,002
510	2.66%, 12/25/2059 ■	510
1,725	3.14%, 06/25/2058 ■	1,728
920	3.52%, 12/25/2065 ■	939
2,770	3.79%, 09/25/2057 ■	2,790
	Structured Adjustable Rate Mortgage Loan Trust
1,159	0.45%, 09/25/2034 Δ	1,029
	Structured Agency Credit Risk Debt Notes
4,142	1.00%, 04/25/2024 Δ	4,095
9,775	1.15%, 02/25/2024 Δ	9,683
	Structured Asset Mortgage Investments, Inc.
682	0.38%, 02/25/2036 Δ	556
	Structured Asset Securities Corp.
399	2.54%, 11/25/2033 Δ	390
	Symphony CLO Ltd.
4,355	1.71%, 07/14/2026 ■Δ	4,330
	TAL Advantage LLC
1,079	2.83%, 02/22/2038 ■	1,063
	Terwin Mortgage Trust
1,944	1.09%, 12/25/2034 Δ	1,890
	Thornburg Mortgage Securities Trust
1,605	2.24%, 04/25/2045 Δ	1,619
	UBS-Barclays Commercial Mortgage Trust
5,950	3.18%, 03/10/2046 Δ	5,972
1,095	4.23%, 03/10/2046 ■Δ	912
	Wachovia Bank Commercial Mortgage Trust
1,009	5.42%, 01/15/2045 Δ	1,042
	WaMu Mortgage Pass-Through Certificates
1,249	4.61%, 08/25/2036 Δ	1,142
	Wells Fargo Commercial Mortgage Trust
3,900	2.92%, 10/15/2045	3,891
	Wells Fargo Mortgage Backed Securities Trust
511	2.49%, 10/25/2036 Δ	476
882	2.59%, 12/28/2037 Δ	812

The accompanying notes are an integral part of these financial statements.

7

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 13.0% - (continued)
		United States - 10.6% - (continued)
		Wells Fargo Mortgage Backed Securities Trust - (continued)
	$1,745	2.61%, 10/25/2035 Δ	$1,630
	90	5.21%, 10/25/2035 Δ	89
		WF-RBS Commercial Mortgage Trust
	15,903	1.47%, 03/15/2047 ►	1,381
	830	4.90%, 06/15/2044 ■	932
	1,325	5.00%, 06/15/2044 - 04/15/2045 ■	1,097
	935	5.75%, 04/15/2045 ■Δ	990
			327,298
		Total Asset and Commercial Mortgage Backed Securities
		(Cost $400,903)	$402,098

Corporate Bonds - 10.4%
		Australia - 0.2%
		FMG Resources Aug 2006
	$2,730	6.88%, 04/01/2022 ■	$2,819
		FMG Resources Pty Ltd.
	2,825	8.25%, 11/01/2019 ■	2,931
			5,750
		Brazil - 0.2%
		Petrobras Global Finance Co.
	7,850	3.25%, 03/17/2017	7,936

		Canada - 0.1%
		Novelis, Inc.
	475	8.75%, 12/15/2020	518
		Telesat LLC
	1,300	6.00%, 05/15/2017 ■	1,340
		Videotron Ltd.
	3	9.13%, 04/15/2018	3
			1,861
		France - 0.4%
		Banque PSA Finance S.A.
EUR	4,247	4.25%, 02/25/2016 §	5,530
		BPCE S.A.
EUR	1,250	9.00%, 03/17/2015 ♠Δ	1,598
		Societe Generale
	1,325	6.00%, 01/27/2020 ■♠	1,249
EUR	1,200	6.75%, 04/07/2049 §	1,509
	1,545	7.88%, 12/18/2023 ■♠	1,545
			11,431
		Germany - 0.1%
		Trionista Holdco GmbH
EUR	330	5.00%, 04/30/2020 ■	427
		Unitymedia Hessen GmbH & Co.
EUR	1,350	9.63%, 12/01/2019 §	1,779
			2,206
		Ireland - 0.2%
		AerCap Ireland Capital Ltd.
	2,700	4.50%, 05/15/2021 ■	2,727
		Ardagh Packaging Finance plc
EUR	850	9.25%, 10/15/2020 §	1,140
		Baggot Securities Ltd.
EUR	100	10.24%, 12/29/2049 ■	132
		Nara Cable Funding Ltd.
	525	8.88%, 12/01/2018 ■	551
EUR	700	8.88%, 12/01/2018 §	919
			5,469
		Italy - 0.2%
		Intesa Sanpaolo S.p.A.
EUR	1,300	9.50%, 10/29/2049 §	1,776
		Wind Acquisition Finance S.A.
EUR	1,160	4.00%, 07/15/2020 ■	1,432
EUR	3,525	4.08%, 07/15/2020 ■Δ	4,339
			7,547
		Japan - 0.0%
		SoftBank Corp.
	1,230	4.50%, 04/15/2020 ■	1,245

		Luxembourg - 0.5%
		Aguila 3 S.A.
	1,455	7.88%, 01/31/2018 ■	1,459
		Altice Financing S.A.
EUR	1,185	6.50%, 01/15/2022 §	1,529
	355	8.13%, 01/15/2024 ■	374
	610	9.88%, 12/15/2020 ■	680
		Ardagh Finance Holdings S.A.
EUR	470	8.38%, 06/15/2019 ■	560
		CNH Industrial Finance Europe S.A.
EUR	3,316	2.75%, 03/18/2019 §	4,170
		Ineos Group Holdings plc
EUR	3,750	5.75%, 02/15/2019 §	4,678
		Ontex IV S.A.
EUR	625	7.50%, 04/15/2018 §	810
EUR	245	7.50%, 04/15/2018 ■	318
			14,578
		Netherlands - 0.2%
		AerCap Aviation Solutions B.V.
	200	6.38%, 05/30/2017	212
		Constellium N.V.
EUR	1,250	4.63%, 05/15/2021 §	1,551
EUR	295	4.63%, 05/15/2021 ■	366
		NXP B.V./NXP Funding LLC
	440	3.75%, 06/01/2018 ■	443
		UPC Holding B.V.
EUR	2,075	8.38%, 08/15/2020 §	2,795
			5,367
		South Korea - 0.0%
		Harvest Operations Corp.
	41	6.88%, 10/01/2017	42

		Spain - 0.7%
		Abengoa Finance
	1,500	7.75%, 02/01/2020 ■	1,568
		Abengoa Greenfield, S.A.
EUR	3,750	5.50%, 10/01/2019 ■	4,578
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	2,400	7.00%, 12/29/2049 §	3,085
	2,800	9.00%, 05/09/2018 §♠	3,026
		Banco Santander S.A.
EUR	3,800	6.25%, 03/12/2049 §	4,661
		NH Hoteles S.A.
EUR	3,390	6.88%, 11/15/2019 ■	4,509
			21,427

The accompanying notes are an integral part of these financial statements.

8

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 10.4% - (continued)
		Switzerland - 0.1%
		Credit Suisse Group AG
	$3,725	7.88%, 02/24/2041 §	$3,976

		United Kingdom - 1.6%
		Barclays Bank plc
	2,180	0.56%, 11/17/2014 ♠Δ	1,417
	14,260	4.38%, 09/11/2024	13,833
	3,495	8.25%, 12/15/2018 ♠β	3,608
GBP	550	14.00%, 06/15/2019 ♠	1,144
		HSBC Holdings plc
EUR	825	0.38%, 09/30/2020 Δ	1,027
	2,620	0.75%, 09/30/2049 Δ	1,769
		Ineos Group Holdings plc
EUR	1,090	6.50%, 08/15/2018 ■	1,383
		Lloyds Banking Group plc
EUR	2,725	6.38%, 06/27/2049 §	3,526
GBP	1,550	7.00%, 12/29/2049 §	2,475
		Matalan Finance plc
GBP	710	6.88%, 06/01/2019 ■	1,086
		National Westminster Bank plc
	1,270	0.56%, 01/11/2015 ♠Δ	836
EUR	725	2.23%, 10/29/2049 Δ	848
		Nationwide Building Society
GBP	2,400	6.88%, 03/11/2049 §	3,753
		Paragon Offshore plc
	2,345	6.75%, 07/15/2022 ■	1,788
		Royal Bank of Scotland Group plc
	5,070	6.00%, 12/19/2023	5,457
	2,075	9.50%, 03/16/2022 §	2,371
		Tullow Oil plc
	545	6.00%, 11/01/2020 ■	510
	1,745	6.25%, 04/15/2022 ■	1,623
			48,454
		United States - 5.9%
		99 Cents Only Stores
	425	11.00%, 12/15/2019	460
		AbbVie, Inc.
	690	1.75%, 11/06/2017	692
		Activision Blizzard, Inc.
	6,820	6.13%, 09/15/2023 ■	7,383
		AES (The) Corp.
	84	7.75%, 10/15/2015	89
	7	8.00%, 10/15/2017	8
		AK Steel Corp.
	3,520	7.63%, 05/15/2020 - 10/01/2021	3,533
	440	8.38%, 04/01/2022	449
		Albertson's Holdings LLC
	1,650	7.75%, 10/15/2022 ■	1,625
		Alcatel-Lucent USA, Inc.
	3,525	4.63%, 07/01/2017 ■	3,582
	610	6.75%, 11/15/2020 ■	629
		Alere, Inc.
	1,970	6.50%, 06/15/2020	2,029
	1,050	7.25%, 07/01/2018	1,118
		Ally Financial, Inc.
	2,480	5.13%, 09/30/2024	2,579
		AMC Entertainment, Inc.
	734	9.75%, 12/01/2020	815
		American Builders & Contractors Supply Co., Inc.
	220	5.63%, 04/15/2021 ■	223
		American International Group, Inc.
GBP	2,100	5.75%, 03/15/2067	3,484
		AmSurg Corp.
	575	5.63%, 07/15/2022 ■	596
		Antero Resources Corp.
	380	5.38%, 11/01/2021	386
		ARAMARK Corp.
	1,505	5.75%, 03/15/2020	1,573
		Ashtead Capital, Inc.
	800	6.50%, 07/15/2022 ■	864
		Associated Materials LLC
	245	9.13%, 11/01/2017	240
		Bank of America Corp.
EUR	1,800	0.78%, 05/23/2017 Δ	2,236
		Biomet, Inc.
	1,210	6.50%, 08/01/2020 - 10/01/2020	1,294
		Building Materials Corp.
	430	6.88%, 08/15/2018 ■	447
		CCO Holdings LLC
	195	7.25%, 10/30/2017	203
	1,300	7.38%, 06/01/2020	1,393
	425	8.13%, 04/30/2020	451
		CDW Escrow Corp.
	3,025	8.50%, 04/01/2019	3,207
		CEC Entertainment, Inc.
	280	8.00%, 02/15/2022 ■	269
		Chrysler Group LLC
	6,255	8.00%, 06/15/2019	6,700
	2,560	8.25%, 06/15/2021	2,861
		CIT Group, Inc.
	30	5.00%, 05/15/2017	31
	65	5.25%, 03/15/2018	69
	525	5.50%, 02/15/2019 ■	560
		Clean Harbors, Inc.
	640	5.13%, 06/01/2021	651
		CNH America LLC
	95	7.25%, 01/15/2016	100
		CNH Capital LLC
	3,205	3.63%, 04/15/2018	3,205
	205	3.88%, 11/01/2015	208
	230	6.25%, 11/01/2016	243
		Cobalt International Energy, Inc.
	1,155	2.63%, 12/01/2019 β	858
		Community Health Systems, Inc.
	610	5.13%, 08/15/2018	635
	4,350	6.88%, 02/01/2022	4,687
	1,930	7.13%, 07/15/2020	2,089
		Cubist Pharmaceuticals
	235	1.88%, 09/01/2020 β	274
		DaVita, Inc.
	1,120	5.75%, 08/15/2022	1,187
		Deutsche Postbank IV
EUR	200	5.98%, 06/29/2049 §Δ	262
		DISH DBS Corp.
	2,895	5.00%, 03/15/2023	2,884
		Dolphin Subsidiary II, Inc.
	1,495	7.25%, 10/15/2021	1,588

The accompanying notes are an integral part of these financial statements.

9

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 10.4% - (continued)
	United States - 5.9% - (continued)
	Emdeon, Inc.
$25	11.00%, 12/31/2019	$28
	Entegris, Inc.
565	6.00%, 04/01/2022 ■	575
	Envision Healthcare Corp.
435	5.13%, 07/01/2022 ■	440
	Equinix, Inc.
60	4.88%, 04/01/2020	61
	Everest Acquisition LLC
80	9.38%, 05/01/2020	87
	First Data Corp.
306	14.50%, 09/24/2019 ■Þ	320
	Ford Motor Credit Co. LLC
5,450	5.63%, 09/15/2015	5,672
	Fresenius Medical Care U.S. Finance II, Inc.
435	5.63%, 07/31/2019 ■	466
610	5.88%, 01/31/2022 ■	665
60	9.00%, 07/15/2015 ■	62
	General Motors Financial Co., Inc.
245	2.75%, 05/15/2016	248
	GenOn Americas Generation LLC
605	9.13%, 05/01/2031	566
	Getty Images, Inc.
1,630	7.00%, 10/15/2020 ■	1,255
	GRD Holding III Corp.
1,750	10.75%, 06/01/2019 ■	1,932
	H & E Equipment Services, Inc.
475	7.00%, 09/01/2022	507
	Harron Communications L.P.
2,325	9.13%, 04/01/2020 ■	2,534
	HCA Holdings, Inc.
2,530	7.50%, 11/15/2095	2,429
	HCA, Inc.
120	6.38%, 01/15/2015	121
	Hertz Corp.
946	7.38%, 01/15/2021 ■	1,001
430	7.50%, 10/15/2018	447
	IMS Health, Inc.
2,845	6.00%, 11/01/2020 ■	2,952
	Infor Software Parent LLC
2,885	7.13%, 05/01/2021 ■	2,921
	Infor US, Inc.
380	9.38%, 04/01/2019	413
	Intelsat Luxembourg S.A.
1,065	6.75%, 06/01/2018	1,102
1,940	7.75%, 06/01/2021	2,028
	International Lease Finance Corp.
1,015	5.88%, 04/01/2019	1,094
	InVentiv Health, Inc.
525	9.00%, 01/15/2018 ■	545
	Iron Mountain, Inc.
30	7.75%, 10/01/2019	32
610	8.38%, 08/15/2021	635
	Isle of Capri Casinos, Inc.
850	7.75%, 03/15/2019	893
	J.M. Huber Corp.
10	9.88%, 11/01/2019 ■	11
	K Hovnanian Enterprises, Inc.
1,305	7.00%, 01/15/2019 ■	1,272
176	9.13%, 11/15/2020 ■	191
	KB Home
1,685	7.00%, 12/15/2021	1,803
75	7.50%, 09/15/2022	81
1,075	8.00%, 03/15/2020	1,198
	KB Home & Broad Home Corp.
216	6.25%, 06/15/2015	221
	Lennar Corp.
90	5.60%, 05/31/2015	92
	Level 3 Communications, Inc.
500	11.88%, 02/01/2019	539
	Level 3 Financing, Inc.
700	8.63%, 07/15/2020	770
205	9.38%, 04/01/2019	219
	Lin Television Corp.
3,625	6.38%, 01/15/2021	3,679
	M/I Homes, Inc.
147	3.00%, 03/01/2018 β	149
	Masco Corp.
140	4.80%, 06/15/2015	143
	Michaels Stores, Inc.
1,100	5.88%, 12/15/2020 ■	1,114
	Nationstar Mortgage LLC
1,045	6.50%, 08/01/2018	1,024
456	7.88%, 10/01/2020	449
	Navient Corp.
6,870	5.50%, 01/15/2019	7,123
840	6.25%, 01/25/2016	874
	NBC Universal Enterprise
680	5.25%, 12/19/2049 ■	708
	Nortek, Inc.
650	8.50%, 04/15/2021	699
	Nuveen Investments, Inc.
630	9.13%, 10/15/2017 ■	673
	Owens-Brockway Glass Container, Inc.
85	7.38%, 05/15/2016	91
	Party City Holdings, Inc.
2,915	8.88%, 08/01/2020	3,163
	Pinnacle Merger Sub, Inc.
2,835	9.50%, 10/01/2023 ■	3,090
	Ply Gem Industries, Inc.
1,600	6.50%, 02/01/2022	1,574
	Provident Funding Associates L.P.
3,225	6.75%, 06/15/2021 ■	3,217
	Range Resources Corp.
15	6.75%, 08/01/2020	16
	Realogy Corp.
75	7.63%, 01/15/2020 ■	81
	Salix Pharmaceuticals Ltd.
7,385	6.00%, 01/15/2021 ■	7,994
	Savient Pharmaceuticals, Inc.
205	0.00%, 02/01/2018 Ω	—
	Service Corp. International
755	5.38%, 01/15/2022	782
	ServiceMaster (The) Co.
2,327	7.00%, 08/15/2020	2,461
	Softbrands, Inc.
475	11.50%, 07/15/2018	525
	Sovereign Capital Trust IV
125	7.91%, 06/13/2036	133

The accompanying notes are an integral part of these financial statements.

10

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 10.4% - (continued)
		United States - 5.9% - (continued)
		Spectrum Brands, Inc.
	$950	6.38%, 11/15/2020	$1,007
	940	6.63%, 11/15/2022	1,008
		Sprint Communications, Inc.
	75	9.00%, 11/15/2018 ■	88
		Sprint Corp.
	4,360	7.13%, 06/15/2024 ■	4,480
	670	7.25%, 09/15/2021 ■	708
		Sun Products Corp.
	1,310	7.75%, 03/15/2021 ■	969
		SunGard Data Systems, Inc.
	2,450	6.63%, 11/01/2019	2,536
	2,150	7.38%, 11/15/2018	2,241
		Swiss Re Capital I L.P.
	690	6.85%, 05/25/2016 §♠	725
		Syniverse Holdings, Inc.
	2,640	9.13%, 01/15/2019	2,772
		Tempur Sealy International, Inc.
	395	6.88%, 12/15/2020	422
		Texas Competitive Electric Holdings Co. LLC
	925	11.50%, 10/01/2020 ■Ϫ	742
		T-Mobile USA, Inc.
	575	5.25%, 09/01/2018	597
	785	6.46%, 04/28/2019	818
		TMX Finance LLC
	1,185	8.50%, 09/15/2018 ■	1,155
		United States Steel Corp.
	1,037	7.38%, 04/01/2020	1,161
		Verint Systems, Inc.
	462	1.50%, 06/01/2021 β	515
		Verizon Communications, Inc.
	1,647	5.01%, 08/21/2054 ■	1,676
	6,053	6.55%, 09/15/2043	7,630
		WPX Energy, Inc.
	500	5.25%, 09/15/2024 ☼	488
	1,100	6.00%, 01/15/2022	1,152
			182,029
		Total Corporate Bonds
		(Cost $321,085)	$319,318

Foreign Government Obligations - 55.9%
		Australia - 7.3%
		Australia (Commonwealth of)
AUD	40,625	2.75%, 04/21/2024	$34,180
AUD	56,130	4.50%, 04/15/2020	53,391
AUD	69,000	4.75%, 06/15/2016	62,883
AUD	55,200	5.25%, 03/15/2019	53,571
AUD	21,180	5.50%, 04/21/2023	21,794
			225,819
		Brazil - 0.0%
		Brazil (Federative Republic of)
BRL	2,555	10.00%, 01/01/2017	985

		Cyprus - 0.0%
		Cyprus (Republic of)
EUR	955	4.75%, 06/25/2019 §	1,153

		Denmark - 6.3%
		Denmark (Kingdom of)
DKK	249,375	1.50%, 11/15/2023	44,455
DKK	100,000	2.00%, 11/15/2014	16,849
DKK	280,000	2.50%, 11/15/2016	49,532
DKK	51,255	3.00%, 11/15/2021	10,122
DKK	370,705	4.00%, 11/15/2017 - 11/15/2019	73,587
			194,545
		Finland - 7.4%
		Finland (Republic of)
EUR	122,565	1.13%, 09/15/2018 ■	159,668
EUR	52,255	1.50%, 04/15/2023 ■	69,171
			228,839
		Germany - 4.7%
		Germany (Federal Republic of)
EUR	70,545	0.25%, 04/13/2018	89,181
EUR	20,075	1.00%, 02/22/2019	26,175
EUR	21,700	1.50%, 05/15/2024	28,920
			144,276
		Ireland - 0.2%
		Ireland (Republic of)
EUR	3,810	3.40%, 03/18/2024 §	5,463

		Italy - 1.0%
		Italy (Republic of)
EUR	25,000	0.14%, 12/31/2014 ○	31,320

		Mexico - 4.1%
		Mexico (United Mexican States)
MXN	1,306,104	10.00%, 12/05/2024	126,789

		Netherlands - 7.0%
		Netherlands (Government of)
EUR	107,315	1.25%, 01/15/2018 - 01/15/2019 ■	140,344
EUR	27,595	2.00%, 07/15/2024	37,825
EUR	25,430	3.25%, 07/15/2021 ■	37,611
			215,780
		Portugal - 0.3%
		Portugal (Republic of)
EUR	7,775	3.88%, 02/15/2030 ■	9,627

		South Africa - 0.2%
		South Africa (Republic of)
ZAR	29,725	8.00%, 01/31/2030	2,629
ZAR	28,515	10.50%, 12/21/2026	3,104
			5,733
		South Korea - 3.8%
		Korea (Republic of)
KRW	111,200,000	4.25%, 06/10/2021	115,421

		Sweden - 6.6%
		Sweden (Kingdom of)
SEK	332,165	1.50%, 11/13/2023	46,661
SEK	178,815	3.00%, 07/12/2016	25,441
SEK	73,045	3.75%, 08/12/2017	10,896
SEK	762,150	4.25%, 03/12/2019	120,876
			203,874

The accompanying notes are an integral part of these financial statements.

11

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 55.9% - (continued)
		United Kingdom - 7.0%
		United Kingdom (Government of)
GBP	103,090	1.75%, 01/22/2017 - 07/22/2019 §	$167,072
GBP	29,450	2.75%, 09/07/2024 §	49,185
			216,257
		Total Foreign Government Obligations
		(Cost $1,776,305)	$1,725,881

Senior Floating Rate Interests ♦ - 2.9%
		Canada - 0.1%
		Burger King Co.
	$2,565	4.50%, 10/27/2021	$2,562

		Germany - 0.0%
		CeramTec
EUR	103	4.75%, 08/28/2020	129
		Faenza Acquisition Gmbh
EUR	337	4.75%, 08/28/2020	423
			552
		Ireland - 0.0%
		Ardagh Holdings USA, Inc.
	1,279	4.00%, 12/17/2019	1,265

		United States - 2.8%
		99 Cents Only Stores
	1,762	4.50%, 01/11/2019	1,748
		Alliance Laundry Systems LLC
	3,521	4.25%, 12/10/2018	3,479
		AMC Entertainment, Inc.
	867	3.50%, 04/30/2020	855
		American Builders & Contractors Supply Co., Inc.
	1,292	3.50%, 04/16/2020	1,262
		Amscan Holdings, Inc.
	3,410	4.00%, 07/27/2019	3,337
		AmSurg Corp.
	3,387	3.75%, 07/16/2021	3,359
		Apex Tool Group LLC
	2,451	4.50%, 01/31/2020	2,322
		Arch Coal, Inc.
	1,033	6.25%, 05/16/2018	911
		Aristocrat Leisure Ltd.
	4,345	4.75%, 10/20/2021	4,311
		Asurion LLC
	1,934	4.25%, 07/08/2020	1,906
	2,274	5.00%, 05/24/2019	2,274
	350	8.50%, 03/03/2021	356
		Avago Technologies Ltd.
	1,441	3.75%, 05/06/2021	1,436
		Bauer Performance Sports Ltd.
	1,201	4.00%, 04/15/2021	1,191
		Calpine Corp.
	1,028	4.00%, 10/09/2019 - 10/31/2020	1,018
		Chrysler Group LLC
	97	3.50%, 05/24/2017	97
		Community Health Systems, Inc.
	566	4.25%, 01/27/2021	566
		Crosby Worldwide Ltd.
	675	4.00%, 11/23/2020	646
		Darling International, Inc.
EUR	1,866	3.50%, 01/06/2021	2,326
		First Data Corp.
	5,950	3.65%, 03/23/2018 - 09/24/2018	5,890
		Fly Leasing Ltd.
	1,252	4.50%, 08/09/2019	1,251
		Freescale Semiconductor, Inc.
	3,214	4.25%, 02/28/2020	3,167
	1,445	5.00%, 01/15/2021	1,442
		Gardner Denver, Inc.
EUR	1,332	4.75%, 07/30/2020	1,665
		Hilton Worldwide Holdings, Inc.
	1,293	3.50%, 10/26/2020	1,280
		Houghton International, Inc.
	192	4.00%, 12/20/2019	189
		Hyland Software, Inc.
	836	4.75%, 02/19/2021	833
		Interactive Data Corp.
	2,440	4.75%, 05/02/2021	2,439
		Lands' End, Inc.
	3,218	4.25%, 04/04/2021	3,141
		Level 3 Financing, Inc.
	4,075	4.50%, 01/31/2022 ☼	4,091
		Light Tower Fiber LLC
	1,091	4.00%, 04/13/2020	1,078
		MGM Resorts International
	521	3.50%, 12/20/2019	514
		MISYS plc
	515	5.00%, 12/12/2018	515
		Multiplan, Inc.
	3,143	4.00%, 03/31/2021	3,091
		Neiman Marcus (The) Group, Inc.
	3,218	4.25%, 10/25/2020	3,173
		Nortek, Inc.
	2,075	3.75%, 10/30/2020	2,034
		Ply Gem Industries, Inc.
	950	4.00%, 02/01/2021	932
		Realogy Group LLC
	2,544	3.75%, 03/05/2020	2,522
		Rexnord LLC
	2,732	4.00%, 08/21/2020	2,692
		ServiceMaster (The) Co.
	2,935	4.25%, 07/01/2021	2,906
		Signode Industrial Group US, Inc.
EUR	798	4.25%, 05/01/2021	996
		Sprouts Farmers Markets Holdings LLC
	577	4.00%, 04/23/2020	572
		Star West Generation LLC
	752	4.25%, 03/13/2020	744
		Syniverse Holdings, Inc.
	4,483	4.00%, 04/23/2019	4,404
		Tribune Co.
	1,319	4.00%, 12/27/2020	1,307
			86,268
		Total Senior Floating Rate Interests
		(Cost $91,613)	$90,647

The accompanying notes are an integral part of these financial statements.

12

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
U.S. Government Agencies - 0.2%
	United States - 0.2%
	FHLMC
$3,691	1.78%, 09/25/2041 ►	$455
1,317	1.85%, 08/25/2016 ►	30
11,435	2.08%, 02/25/2041 ►	1,277
2,200	2.18%, 12/25/2041 ►	342
6,088	2.28%, 01/25/2024 ►	1,003
10,140	2.29%, 12/25/2039 ►	1,315
		4,422
	Total U.S. Government Agencies
	(Cost $4,188)	$4,422

U.S. Government Securities - 11.7%
	United States - 11.7%
	U.S. Treasury Notes
$50,000	0.13%, 12/31/2014 ‡Θ	$50,000
78,500	0.25%, 05/15/2015	78,555
85,085	0.38%, 03/15/2016 ╦	85,205
20,170	0.63%, 04/30/2018	19,781
76,265	0.75%, 12/31/2017	75,550
41,890	1.25%, 01/31/2019	41,530
4,285	1.75%, 05/15/2023 ╦	4,124
6,085	2.50%, 05/15/2024	6,183
		360,928
	Total U.S. Government Securities
	(Cost $360,540)	$360,928

Preferred Stocks - 0.1%
	United States - 0.1%
—	Citigroup Capital XIII	$1
111	GMAC Capital Trust I β	2,967
7	Intelsat S.A., 5.75% β	358
		3,326
	Total Preferred Stocks
	(Cost $3,291)	$3,326

	Total Long-Term Investments Excluding Purchased Options
	(Cost $2,957,925)	$2,906,620

Short-Term Investments - 3.9%
	Repurchase Agreements - 3.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $345, collateralized by U.S. Treasury Note 1.50%, 2019, value of $352)
$345	0.08%, 10/31/2014	$345
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $5,869, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $5,987)
5,869	0.09%, 10/31/2014	5,869
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,577, collateralized by U.S.
Treasury Bond 2.88% - 5.25%, 2029 - 2043,
U.S. Treasury Note 0.38% - 4.50%, 2015 -
	2022, value of $1,608)
1,577	0.08%, 10/31/2014	1,577
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $5,346, collateralized by FHLMC
2.00% - 5.50%, 2022 - 2034, FNMA 2.00% -
4.50%, 2024 - 2039, GNMA 3.00%, 2043,
U.S. Treasury Note 4.63%, 2017, value of
	$5,452)
5,346	0.10%, 10/31/2014	5,346
Barclays Capital TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $20,142, collateralized by U.S.
Treasury Bond 4.50% - 6.25%, 2023 - 2036,
U.S. Treasury Note 1.63% - 2.13%, 2015 -
	2019, value of $20,545)
20,142	0.08%, 10/31/2014	20,142
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $23,151,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $23,614)
23,151	0.09%, 10/31/2014	23,151
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $1,336, collateralized by U.S. Treasury Note 0.88%, 2017, value of $1,363)
1,336	0.13%, 10/31/2014	1,336
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $1,967, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$2,007)
1,967	0.07%, 10/31/2014	1,967
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $20,724, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury
Bond 3.75% - 11.25%, 2015 - 2043, U.S.
Treasury Note 1.38% - 4.25%, 2015 - 2022,
	value of $21,139)
20,724	0.08%, 10/31/2014	20,724

The accompanying notes are an integral part of these financial statements.

13

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 3.9% - (continued)
	Repurchase Agreements - 3.9% - (continued)
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$40,161, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note
1.75% - 2.88%, 2018 - 2019, value of
	$40,964)
$40,161	0.10%, 10/31/2014		$40,161
			120,618
	Total Short-Term Investments
	(Cost $120,618)		$120,618

	Total Investments Excluding Purchased Options
	(Cost $3,078,543)	98.1%	$3,027,238
	Total Purchased Options
	(Cost $2,182)	0.1%	1,903
	Total Investments
	(Cost $3,080,725) ▲	98.2%	$3,029,141
	Other Assets and Liabilities	1.8%	58,027
	Total Net Assets	100.0%	$3,087,168

The accompanying notes are an integral part of these financial statements.

14

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $3,081,495 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,101
Unrealized Depreciation	(64,455)
Net Unrealized Depreciation	$(52,354)

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

Ω	Debt security in default due to bankruptcy.

Ϫ	The issuer is in bankruptcy. The investment held by the Fund has made partial interest payments.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $741,355, which represents 24.0% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $278,919, which represents 9.0% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Þ	This security may pay interest in the form of additional principal in lieu of cash.

☼	This security, or a portion of this security, was purchased on a when-issued or delayed-delivery basis. The cost of these securities was $10,162 at October 31, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Θ	This security, or a portion of this security, has been pledged as collateral in connection with OTC option and/or swaption contracts.

The accompanying notes are an integral part of these financial statements.

15

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Cash and securities pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received *
OTC option and/or OTC swap contracts	$1,741	$2,186
Futures contracts	15,146	–
Centrally cleared swaps contracts	11,629	–
Total	$28,516	$2,186

*	Securities valued at $1,151, held on behalf of the Fund at the custodian bank, were designated by broker(s) as collateral in connection with OTC option and/or OTC swap contracts Since the broker retains legal title to the securities, the securities are not considered an asset of the Fund.

OTC Option Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Calls
CMS Spread Option CMS10/CMS5	BOA	IR	0.76 USD	11/03/14	USD	169,590,000	$–	$114	$(114)
EUR Call/USD Put	GSC	FX	1.29 USD per EUR	04/15/15	EUR	11,330,000	108	267	(159)
USD Call/CAD Put æ	JPM	FX	1.11 CAD per USD	01/22/15	USD	391,000	291	91	200
USD Call/CHF Put И	CBK	FX	1.10 USD per CHF	07/02/15	USD	1,565,000	167	208	(41)
USD Call/CHF Put И	CBK	FX	1.10 USD per CHF	07/02/15	USD	783,000	83	104	(21)
USD Call/CNH Put	SCB	FX	6.50 CNH per USD	04/16/15	USD	18,785,000	29	145	(116)
USD Call/CNY Put	JPM	FX	6.30 CNY per USD	06/15/15	USD	22,650,000	83	105	(22)
Total Calls						225,094,000	$761	$1,034	$(273)
Puts
AUD Put/NZD Call	UBS	FX	1.08 NZD per AUD	04/01/15	AUD	16,782,000	$45	$94	$(49)
AUD Put/NZD Call ₡	JPM	FX	1.08 NZD per AUD	04/01/15	AUD	599,000	62	112	(50)
EUR Put/USD Call	JPM	FX	1.26 USD per EUR	03/05/15	EUR	10,155,000	282	116	166
EUR Put/USD Call	GSC	FX	1.25 USD per EUR	11/04/14	EUR	458,036	231	75	156
GBP Put/USD Call	GSC	FX	1.60 USD per GBP	03/19/15	GBP	6,120,000	162	94	68
GBP Put/USD Call ₪	JPM	FX	1.50 USD per GBP	07/01/15	GBP	1,140,000	201	227	(26)
SGD Put/JPY Call	GSC	FX	83.00 JPY per SGD	01/08/15	SGD	19,700,000	17	106	(89)
USD Put/CHF Call	JPM	FX	0.93 CHF per USD	04/15/15	USD	13,537,000	117	248	(131)
Total Puts						68,491,036	$1,117	$1,072	$45
Total purchased option contracts						293,585,036	$1,878	$2,106	$(228)

*	The number of contracts does not omit 000's.
æ	This security has limitations. If the CAD per USD exchange rate is greater than or equal to 1.107 at expiration date, the Fund will receive the equivalent of par on the number of contracts traded.
И	This security has limitations. If the USD per CHF exchange rate is greater than or equal to 1.1 at expiration date, the Fund will receive the equivalent of par on the number of contracts traded.
₡	This security has limitations. If the NZD per AUD exchange rate is greater than or equal to 1.08 at expiration date, the Fund will receive the equivalent of par on the number of contracts traded.
₪	This security has limitations. If the USD per GBP exchange rate is greater than or equal to 1.5 at expiration date, the Fund will receive the equivalent of par on the number of contracts traded.

OTC Swaption Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Puts
Credit Default Swaption CDX.NA.IG.23	CSI	CR	75.00%	11/19/14	USD	90,125,000	$25	$76	$(51)

Written swaption contracts:
Calls
Credit Default Swaption CDX.NA.IG.23	CSI	CR	65.00%	11/19/14	USD	90,125,000	$123	$90	$(33)

* The number of contracts does not omit 000's.

Δ For purchased swaptions, premiums are paid by the Fund, for written swaptions, premiums are received.

The accompanying notes are an integral part of these financial statements.

16

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Australian 10-Year Bond Future	274	12/15/2014	$29,581	$29,607	$26	$–	$115	$–
Australian 3-Year Bond Future	1,661	12/15/2014	160,398	160,511	113	–	177	–
Euro-BOBL Future	299	12/08/2014	47,905	47,979	74	–	30	–
U.S. Treasury 10-Year Note Future	4,377	12/19/2014	560,664	553,075	–	(7,589)	1	(1157)
U.S. Treasury 5-Year Note Future	935	12/31/2014	112,170	111,667	–	(503)	–	(137)
Total					$213	$(8,092)	$323	$(1,294)
Short position contracts:
Euro BUXL 30-Year Bond Future	100	12/08/2014	$18,123	$18,211	$–	$(88)	$53	$–
Euro FX Currency Future	220	12/15/2014	35,565	34,457	1,108	–	237	–
Euro-BTP Future	69	12/08/2014	11,133	11,269	–	(136)	337	(739)
Euro-BUND Future	643	12/08/2014	121,540	121,600	–	(60)	–	(24)
Japan 10-Year Bond Future	93	12/11/2014	120,564	121,320	–	(756)	–	–
Long Gilt Future	1,415	12/29/2014	262,816	260,536	2,280	–	506	–
U.S. Treasury 2-Year Note Future	22	12/31/2014	4,815	4,830	–	(15)	1	–
U.S. Treasury Long Bond Future	125	12/19/2014	17,699	17,637	62	–	107	(20)
Total					$3,450	$(1,055)	$1,241	$(783)
Total futures contracts					$3,663	$(9,147)	$1,564	$(2,077)

* The number of contracts does not omit 000's.

OTC Credit Default Swap Contracts Outstanding at October 31, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on indices:
Buy protection:
CMBX.NA.A.7	JPM	USD	1,645	(2.00)%	01/17/47	$–	$(35)	$(4)	$31	$–
CMBX.NA.AJ.4	DEUT	USD	60	(0.96)%	02/17/51	12	–	12	–	–
CMBX.NA.AJ.4	JPM	USD	1,250	(0.96)%	02/17/51	319	–	243	–	(76)
CMBX.NA.AS.7	CSI	USD	9,350	(1.00)%	01/17/47	83	–	147	64	–
ITRAXX.SUB.FIN.16	JPM	EUR	155	(5.00)%	12/20/16	2	–	(18)	–	(20)
ITRAXX.SUB.FIN.21	DEUT	EUR	6,060	(1.00)%	06/20/19	–	(93)	(144)	–	(51)
Total						$416	$(128)	$236	$95	$(147)
Sell protection:
CMBX.NA.AAA.6	CSI	USD	12,081	0.50%	05/11/63	$–	$(400)	$(235)	$165	$–
CMBX.NA.AAA.6	DEUT	USD	22,365	0.50%	05/11/63	–	(815)	(437)	378	–
CMBX.NA.AAA.7	CSI	USD	13,195	0.50%	01/17/47	–	(532)	(385)	147	–
Total						$–	$(1,747)	$(1,057)	$690	$–
Total traded indices						$416	$(1,875)	$(821)	$785	$(147)
Credit default swaps on single-name issues:
Buy protection:
Ally Financial, Inc.	MSC	USD	1,970	(5.00)% / (1.55)%	12/20/19	$–	$(306)	$(325)	$–	$(19)
Australia & New Zealand Banking Group Ltd.	DEUT	USD	3,350	(1.00)% / (0.71)%	12/20/19	–	(40)	(48)	–	(8)
Avis Budget Group, Inc.	BOA	USD	75	(5.00)% / (1.11)%	03/20/17	3	–	(7)	–	(10)
Beazer Homes USA, Inc.	BOA	USD	1,620	(5.00)% / (3.56)%	12/20/18	–	(15)	(90)	–	(75)
CenturyLink. Inc.	DEUT	USD	2,970	(1.00)% / (1.61)%	09/20/19	111	–	84	–	(27)
Commonwealth Bank of Australia	DEUT	USD	3,450	(1.00)% / (0.70)%	12/20/19	–	(42)	(51)	–	(9)
Dish DBS Corp.	BCLY	USD	2,895	(5.00)% / (1.88)%	12/20/19	–	(377)	(434)	–	(57)
Domtar Corp.	GSC	USD	55	(1.00)% / (0.48)%	12/20/16	2	–	(1)	–	(3)
First Data Corp.	MSC	USD	5,450	(5.00)% / (1.65)%	09/20/17	–	(477)	(517)	–	(40)
Freescale Semiconductors, Inc.	JPM	USD	5,000	(5.00)% / (1.65)%	12/20/17	–	(523)	(513)	10	–

The accompanying notes are an integral part of these financial statements.

17

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at October 31, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on single-name issues: - (continued)
Buy protection: - (continued)
Freescale Semiconductors, Inc.	JPM	USD	2,000	(5.00)% / (1.65)%	12/20/17	$–	$(159)	$(205)	$–	$(46)
Frontier Communications Co.	BOA	USD	625	(5.00)% / (1.29)%	09/20/17	19	–	(66)	–	(85)
National Australia Bank Ltd.	DEUT	USD	3,350	(1.00)% / (0.73)%	12/20/19	–	(41)	(45)	–	(4)
Peugeot S.A.	CBK	EUR	70	(1.00)% / (1.30)%	12/20/16	18	–	1	–	(17)
Rite Aid Corp.	GSC	USD	105	(5.00)% / (1.46)%	06/20/17	8	–	(10)	–	(18)
Ryland Group, Inc.	DEUT	USD	3,400	(5.00)% / (1.34)%	12/20/17	–	(363)	(382)	–	(19)
Ryland Group, Inc.	DEUT	USD	4,000	(5.00)% / (1.26)%	09/20/17	–	(391)	(427)	–	(36)
Telefonica S.A.	CSI	EUR	2,925	(1.00)% / (0.85)%	06/20/19	6	–	(24)	–	(30)
Tenet Healthcare Corp.	MSC	USD	3,275	(5.00)% / (1.39)%	12/20/17	–	(312)	(363)	–	(51)
Westpac Banking Corp.	DEUT	USD	3,350	(1.00)% / (0.71)%	12/20/19	–	(40)	(49)	–	(9)
Total						$167	$(3,086)	$(3,472)	$10	$(563)
Sell protection:
First Data Corp.	JPM	USD	5,450	5.00% / 3.45%	12/20/19	$360	$–	$390	$30	$–
Freescale Semiconductors, Inc.	GSC	USD	2,600	5.00% / 3.25%	12/20/19	240	–	212	–	(28)
Freescale Semiconductors, Inc.	JPM	USD	2,000	5.00% / 3.25%	12/20/19	81	–	163	82	–
Freescale Semiconductors, Inc.	JPM	USD	5,650	5.00% / 3.25%	12/20/19	485	–	461	–	(24)
Gannett Co., Inc.	GSC	USD	3,225	5.00% / 2.18%	12/20/19	420	–	435	15	–
K Hovnanian Enterprises, Inc.	BOA	USD	1,650	5.00% / 4.56%	12/20/18	–	(39)	27	66	–
Koninklijke KPN, N.V.	CSI	EUR	2,925	1.00% / 0.87%	06/20/19	–	(10)	21	31	–
Liberty Interactive LLC	GSC	USD	4,200	5.00% / 2.40%	12/20/19	442	–	520	78	–
Rite Aid Corp.	GSC	USD	1,065	5.00% / 3.41%	12/20/19	55	–	79	24	–
Ryland Group, Inc.	DEUT	USD	3,400	5.00% / 2.64%	12/20/19	316	–	378	62	–
Ryland Group, Inc.	DEUT	USD	4,000	5.00% / 2.52%	09/20/19	369	–	451	82	–
Tenet Healthcare Corp.	MSC	USD	3,275	5.00% / 2.72%	12/20/19	243	–	352	109	–
Total						$3,011	$(49)	$3,489	$579	$(52)
Total single-name issues						$3,178	$(3,135)	$17	$589	$(615)
						$3,594	$(5,010)	$(804)	$1,374	$(762)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

18

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.22	CME	USD	1,059	(5.00)%	06/20/19	$(63)	$(79)	$–	$(16)	$–	$(4)

(a)	The FCM to the contracts is MSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
CBK	6M WIBOR PLN	1.66% Fixed	PLN	38,340	12/17/16	$–	$–	$(3)	$–	$(3)
DEUT	KRW CD KSDA	2.36% Fixed	KRW	12,469,730	12/17/19	–	–	77	77	–
DEUT	KRW CD KSDA	2.41% Fixed	KRW	25,933,045	12/17/19	–	–	217	217	–
DEUT	KRW CD KSDA	2.51% Fixed	KRW	9,889,775	12/17/19	–	–	126	126	–
DEUT	KRW CD KSDA	2.76% Fixed	KRW	6,373,270	12/17/24	–	–	154	154	–
DEUT	KRW CD KSDA	2.85% Fixed	KRW	8,719,590	12/17/24	–	–	277	277	–
JPM	6M WIBOR PLN	1.67% Fixed	PLN	37,790	12/17/16	–	–	–	–	–
JPM	KRW CD KSDA	2.21% Fixed	KRW	9,352,300	12/17/19	–	–	–	–	–
JPM	KRW CD KSDA	2.39% Fixed	KRW	20,783,005	12/17/19	–	–	151	151	–
JPM	KRW CD KSDA	2.51% Fixed	KRW	9,779,950	12/17/19	–	–	126	126	–
JPM	KRW CD KSDA	2.60% Fixed	KRW	28,784,180	12/17/19	–	–	479	479	–
Total						$–	$–	$1,604	$1,607	$(3)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2014

Clearing	Payments made	Payments received	Notional		Expiration	Upfront Premiums Paid	Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
House (a)	by Fund	by Fund	Amount		Date	(Received)	Value ╪	Asset	Liability	Asset	Liability
LCH	6M EURIBOR	2.00% Fixed	EUR	21,655	12/18/24	$128	$323	$195	$–	$–	$(5)
LCH	6M GBP LIBOR	2.13% Fixed	GBP	37,230	12/21/18	(13)	(49)	–	(36)	–	(53)
LCH	6M GBP LIBOR	2.34% Fixed	GBP	61,685	12/18/20	–	(323)	–	(323)	–	(26)
LCH	6M GBP LIBOR	2.45% Fixed	GBP	511,850	12/21/18	3,363	4,281	918	–	–	(553)
LCH	6M GBP LIBOR	2.53% Fixed	GBP	61,185	12/18/20	–	(151)	–	(151)	–	(27)
Total						$3,478	$4,081	$1,113	$(510)	$–	$(664)

(a)	The FCM to the contracts is MSC.

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	11/28/2014	BCLY	$3,185	$3,193	$8	$–
AUD	Buy	11/28/2014	BOA	9,282	9,206	–	(76)
AUD	Buy	11/28/2014	JPM	6,903	6,905	2	–
AUD	Buy	11/28/2014	JPM	6,936	6,905	–	(31)
AUD	Sell	11/28/2014	CBA	23,755	23,832	–	(77)
AUD	Sell	11/28/2014	JPM	1,675	1,669	6	–
AUD	Sell	11/28/2014	NAB	254,001	255,309	–	(1,308)
BRL	Sell	12/02/2014	UBS	1,121	1,043	78	–
CAD	Buy	11/28/2014	RBC	4,487	4,460	–	(27)

The accompanying notes are an integral part of these financial statements.

19

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CHF	Buy	11/28/2014	GSC	$61,292	$60,672	$–	$(620)
CHF	Buy	11/28/2014	HSBC	63,997	63,468	–	(529)
CHF	Sell	11/28/2014	HSBC	9,547	9,469	78	–
CNH	Sell	11/28/2014	HSBC	8,775	8,772	3	–
DKK	Sell	11/28/2014	BCLY	5,708	5,655	53	–
DKK	Sell	11/17/2014	BOA	18,684	17,176	1,508	–
DKK	Sell	11/28/2014	GSC	177,644	175,635	2,009	–
EUR	Buy	11/28/2014	BCLY	50,622	49,785	–	(837)
EUR	Buy	11/28/2014	CBA	13,202	13,021	–	(181)
EUR	Buy	11/28/2014	DEUT	8,985	8,868	–	(117)
EUR	Buy	11/28/2014	GSC	61,257	60,625	–	(632)
EUR	Buy	11/28/2014	HSBC	3,405	3,368	–	(37)
EUR	Buy	11/28/2014	JPM	64,236	63,560	–	(676)
EUR	Buy	11/03/2014	SSG	–	–	–	–
EUR	Buy	11/28/2014	UBS	6,882	6,820	–	(62)
EUR	Buy	11/28/2014	WEST	4,603	4,556	–	(47)
EUR	Sell	11/28/2014	CBA	119,758	118,402	1,356	–
EUR	Sell	11/28/2014	CBK	119,720	118,413	1,307	–
EUR	Sell	11/28/2014	DEUT	119,688	118,419	1,269	–
EUR	Sell	11/28/2014	JPM	135,378	134,026	1,352	–
EUR	Sell	11/28/2014	MSC	119,680	118,420	1,260	–
EUR	Sell	11/28/2014	RBC	119,720	118,413	1,307	–
EUR	Sell	11/28/2014	UBS	37,408	37,072	336	–
GBP	Buy	11/28/2014	BOA	4,538	4,499	–	(39)
GBP	Buy	11/28/2014	SSG	13,757	13,645	–	(112)
GBP	Sell	11/28/2014	BOA	4,403	4,392	11	–
GBP	Sell	11/28/2014	CBK	257,892	257,522	370	–
GBP	Sell	11/28/2014	DEUT	2,471	2,471	–	–
GBP	Sell	11/28/2014	HSBC	6,795	6,788	7	–
GBP	Sell	11/28/2014	JPM	1,784	1,783	1	–
GBP	Sell	11/28/2014	UBS	7,415	7,399	16	–
JPY	Buy	11/28/2014	JPM	2,198	2,185	–	(13)
JPY	Buy	11/28/2014	RBS	60,558	58,225	–	(2,333)
JPY	Sell	11/28/2014	JPM	13,466	13,456	10	–
KRW	Sell	11/28/2014	BCLY	13,825	13,599	226	–
KRW	Sell	11/28/2014	HSBC	168,935	167,196	1,739	–
MXN	Sell	11/28/2014	BCLY	6,033	6,072	–	(39)
MXN	Sell	11/28/2014	MSC	136,502	137,319	–	(817)
NOK	Buy	11/28/2014	CBK	52,627	51,242	–	(1,385)
NOK	Buy	11/28/2014	JPM	4,572	4,590	18	–
NOK	Sell	11/28/2014	CBK	4,568	4,448	120	–
NOK	Sell	11/28/2014	GSC	52,460	51,242	1,218	–
NOK	Sell	11/28/2014	MSC	142	142	–	–
NZD	Buy	11/28/2014	JPM	9,173	9,169	–	(4)
NZD	Sell	11/28/2014	BOA	4,501	4,503	–	(2)
NZD	Sell	11/28/2014	JPM	13,738	13,636	102	–
NZD	Sell	11/28/2014	MSC	4,532	4,504	28	–
NZD	Sell	11/28/2014	WEST	63,528	62,938	590	–
PLN	Buy	11/28/2014	HSBC	104	103	–	(1)
PLN	Buy	11/28/2014	JPM	9,193	9,125	–	(68)
PLN	Sell	11/28/2014	HSBC	9,007	8,937	70	–
PLN	Sell	11/28/2014	MSC	188	188	–	–
SEK	Buy	11/28/2014	BOA	299	297	–	(2)
SEK	Buy	11/28/2014	CSFB	75,604	74,283	–	(1,321)
SEK	Sell	11/28/2014	BOA	4,468	4,410	58	–
SEK	Sell	11/28/2014	CBA	10,534	10,361	173	–
SEK	Sell	11/28/2014	CSFB	198,798	195,326	3,472	–
SEK	Sell	11/28/2014	GSC	57,694	56,725	969	–
SEK	Sell	11/28/2014	SSG	13,564	13,446	118	–

The accompanying notes are an integral part of these financial statements.

20

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
SEK	Sell	11/28/2014	UBS	$3,162	$3,169	$–	$(7)
SGD	Sell	11/28/2014	HSBC	12,587	12,476	111	–
TRY	Buy	11/28/2014	BOA	9,161	9,138	–	(23)
TRY	Sell	11/28/2014	CBK	9,086	9,137	–	(51)
ZAR	Sell	11/28/2014	DEUT	5,947	5,856	91	–
Total						$21,450	$(11,474)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi - Hong Kong
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	EURO
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.SUB.FIN	Markit iTraxx - Europe Sub Financials

Other Abbreviations:
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMS	Constant Maturity Swap
CR	Credit
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

21

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$402,098	$–	$371,163	$30,935
Corporate Bonds	319,318	–	319,318	–
Foreign Government Obligations	1,725,881	–	1,725,881	–
Preferred Stocks	3,326	3,326	–	–
Senior Floating Rate Interests	90,647	–	90,647	–
U.S. Government Agencies	4,422	–	4,422	–
U.S. Government Securities	360,928	–	360,928	–
Short-Term Investments	120,618	–	120,618	–
Purchased Options	1,903	–	1,903	–
Total	$3,029,141	$3,326	$2,994,880	$30,935
Foreign Currency Contracts *	$21,450	$–	$21,450	$–
Futures *	3,663	3,663	–	–
Swaps - Credit Default *	1,374	–	1,374	–
Swaps - Interest Rate *	2,720	–	2,720	–
Total	$29,207	$3,663	$25,544	$–
Liabilities:
Written Options	$123	–	$123	$–
Total	$123	$–	$123	$–
Foreign Currency Contracts *	$11,474	$–	$11,474	$–
Futures *	9,147	9,147	–	–
Swaps - Credit Default *	778	–	778	–
Swaps - Interest Rate *	513	–	513	–
Total	$21,912	$9,147	$12,765	$–

♦	For the year ended October 31, 2014, investments valued at $14,731 were transferred from Level 1 to Level 2, and investments valued at $377 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1) Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

2) U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3) Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$21,272	$603	$706	†	$443	$22,842	$(9,953)	$2,142	$(7,120)	$30,935
Corporate Bonds	3,551	—	—		—	—	—	—	(3,551)	—
Total	$24,823	$603	$706		$443	$22,842	$(9,953)	$2,142	$(10,671)	$30,935

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2014 was $779.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

22

The Hartford World Bond Fund

Statement of Assets and Liabilities

October 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,080,725)	$3,029,141
Cash	28,516	*
Foreign currency on deposit with custodian (cost $18)	18
Unrealized appreciation on foreign currency contracts	21,450
Unrealized appreciation on OTC swap contracts	2,981
Receivables:
Investment securities sold	12,958
Fund shares sold	15,722
Dividends and interest	26,443
Variation margin on financial derivative instruments	1,564
OTC swap premiums paid	3,594
Other assets	148
Total assets	3,142,535
Liabilities:
Unrealized depreciation on foreign currency contracts	11,474
Unrealized depreciation on OTC swap contracts	765
Bank overdraft	9,755
Payables:
Investment securities purchased	15,434
Fund shares redeemed	8,141
Investment management fees	361
Dividends	—
Administrative fees	—
Distribution fees	55
Collateral received from broker	1,035
Variation margin on financial derivative instruments	2,745
Accrued expenses	336
OTC swap premiums received	5,010
Written option contracts (proceeds $90)	123
Other liabilities	133
Total liabilities	55,367
Net assets	$3,087,168
Summary of Net Assets:
Capital stock and paid-in-capital	$3,057,044
Undistributed net investment income	71,231
Accumulated net realized gain	4,075
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(45,182)
Net assets	$3,087,168

* Cash of $28,516 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

23

The Hartford World Bond Fund

Statement of Assets and Liabilities – (continued)

October 31, 2014

(000’s Omitted)

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.76/$11.27
Shares outstanding	39,277
Net assets	$422,689
Class C: Net asset value per share	$10.74
Shares outstanding	16,675
Net assets	$179,147
Class I: Net asset value per share	$10.77
Shares outstanding	182,568
Net assets	$1,966,455
Class R3: Net asset value per share	$10.77
Shares outstanding	70
Net assets	$759
Class R4: Net asset value per share	$10.78
Shares outstanding	67
Net assets	$725
Class R5: Net asset value per share	$10.76
Shares outstanding	21
Net assets	$226
Class Y: Net asset value per share	$10.77
Shares outstanding	48,006
Net assets	$517,167

The accompanying notes are an integral part of these financial statements.

24

The Hartford World Bond Fund

Statement of Operations

For the Year Ended October 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$145
Interest	50,033
Less: Foreign tax withheld	(516)
Total investment income	49,662

Expenses:
Investment management fees	14,292
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	523
Class C	164
Class I	1,170
Class R3	—
Class R4	—
Class R5	—
Class Y	6
Distribution fees
Class A	1,214
Class C	1,749
Class R3	3
Class R4	2
Custodian fees	90
Accounting services fees	464
Registration and filing fees	248
Board of Directors' fees	57
Audit fees	27
Other expenses	322
Total expenses (before waivers and fees paid indirectly)	20,333
Expense waivers	(1)
Management fee waivers	(661)
Custodian fee offset	—
Total waivers and fees paid indirectly	(662)
Total expenses, net	19,671
Net Investment Income	29,991
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	16,195
Net realized loss on purchased option contracts	(2,060)
Net realized loss on TBA sale transactions	(1,278)
Net realized loss on futures contracts	(4,733)
Net realized gain on written option contracts	477
Net realized loss on swap contracts	(3,467)
Net realized gain on foreign currency contracts	105,825
Net realized loss on other foreign currency transactions	(178)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	110,781
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(73,918)
Net unrealized appreciation of purchased option contracts	304
Net unrealized depreciation of futures contracts	(938)
Net unrealized depreciation of written option contracts	(204)
Net unrealized appreciation of swap contracts	4,463
Net unrealized depreciation of foreign currency contracts	(5,703)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(1,607)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(77,603)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	33,178
Net Increase in Net Assets Resulting from Operations	$63,169

The accompanying notes are an integral part of these financial statements.

25

The Hartford World Bond Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$29,991	$15,794
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	110,781	(18,390)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(77,603)	17,614
Net Increase in Net Assets Resulting from Operations	63,169	15,018
Distributions to Shareholders:
From net investment income
Class A	(5,721)	(6,063)
Class C	(785)	(1,266)
Class I	(17,983)	(12,578)
Class R3	(5)	(5)
Class R4	(10)	(10)
Class R5	(4)	(8)
Class Y	(6,521)	(4,593)
Total from net investment income	(31,029)	(24,523)
From net realized gain on investments
Class A	(1,501)	(2,916)
Class C	(544)	(1,137)
Class I	(3,043)	(4,780)
Class R3	(2)	(14)
Class R4	(3)	(16)
Class R5	(1)	(14)
Class Y	(1,138)	(2,063)
Total from net realized gain on investments	(6,232)	(10,940)
Total distributions	(37,261)	(35,463)
Capital Share Transactions:
Class A	(65,734)	236,592
Class C	(772)	82,938
Class I	1,063,184	479,276
Class R3	232	(773)
Class R4	(262)	(361)
Class R5	(149)	(898)
Class Y	171,691	145,527
Net increase from capital share transactions	1,168,190	942,301
Net Increase in Net Assets	1,194,098	921,856
Net Assets:
Beginning of period	1,893,070	971,214
End of period	$3,087,168	$1,893,070
Undistributed (distributions in excess of) net investment income	$71,231	$(2,318)

The accompanying notes are an integral part of these financial statements.

26

The Hartford World Bond Fund

Notes to Financial Statements

October 31, 2014

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-two portfolios. Financial statements for The Hartford World Bond Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which

27

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

28

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

29

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

30

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had no open TBA commitments or dollar rolls as of October 31, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to the assets held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests the risk of default is higher, and generally pay higher interest rates than investment-grade debt securities. A default could lead to non-payment of income or principal, which would result in a reduction of investment income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of October 31, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage

31

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and other similar financial institutions. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund had no inflation indexed bonds as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of

32

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of October 31, 2014. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

Options Contract Activity During the Year Ended October 31, 2014:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	12,045,000	$267
Written	149,775,486	242
Expired	(12,045,000)	(267)
Closed	(59,650,486)	(152)
Exercised	—	—
End of period	90,125,000	$90

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	1,628	$108
Written	—	—
Expired	(1,628)	(108)
Closed	—	—
Exercised	—	—
End of period	—	$—

* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In

33

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

34

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$—	$1,878	$25	$—	$—	$—	$1,903
Unrealized appreciation on foreign currency contracts	—	21,450	—	—	—	—	21,450
Unrealized appreciation on OTC swap contracts	1,607	—	1,374	—	—	—	2,981
Variation margin receivable *	1,564	—	—	—	—	—	1,564
Total	$3,171	$23,328	$1,399	$—	$—	$—	$27,898

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$11,474	$—	$—	$—	$—	$11,474
Unrealized depreciation on OTC swap contracts	3	—	762	—	—	—	765
Variation margin payable *	2,741	—	4	—	—	—	2,745
Written option contracts, market value	—	—	123	—	—	—	123
Total	$2,744	$11,474	$889	$—	$—	$—	$15,107

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $(5,484) and open centrally cleared swaps net cumulative appreciation of $587 as reported in the Schedule of Investments.

35

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased option contracts	$(480)	$(1,641)	$61	$—	$—	$—	$(2,060)
Net realized gain (loss) on futures contracts	(6,613)	1,880	—	—	—	—	(4,733)
Net realized gain on written option contracts	163	267	47	—	—	—	477
Net realized loss on swap contracts	(2,201)	—	(1,266)	—	—	—	(3,467)
Net realized gain on foreign currency contracts	—	105,825	—	—	—	—	105,825
Total	$(9,131)	$106,331	$(1,158)	$—	$—	$—	$96,042

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased option contracts	$(43)	$398	$(51)	$—	$—	$—	$304
Net change in unrealized depreciation of futures contracts	(938)	—	—	—	—	—	(938)
Net change in unrealized appreciation (depreciation) of written option contracts	44	(215)	(33)	—	—	—	(204)
Net change in unrealized appreciation of swap contracts	3,335	—	1,128	—	—	—	4,463
Net change in unrealized depreciation of foreign currency contracts	—	(5,703)	—	—	—	—	(5,703)
Total	$2,398	$(5,520)	$1,044	$—	$—	$—	$(2,078)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$7,486	$(2,909)	$(1,151)	$(1,035)	$2,391
Futures contracts - variation margin receivable	1,564	(1,564)	—	—	—
Unrealized appreciation on foreign currency contracts	21,450	(7,244)	—	—	14,206
Total subject to a master netting or similar arrangement	$30,500	$(11,717)	$(1,151)	$(1,035)	$16,597

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

36

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC written option and OTC swap contracts at market value	$4,906	$(2,909)	$—	$(1,741)	$256
Futures contracts - variation margin payable	2,077	(1,564)	—	(15,146)	—
Swaps contracts - variation margin payable	668	—	—	(11,629)	—
Unrealized depreciation on foreign currency contracts	11,474	(7,244)	—	—	4,230
Total subject to a master netting or similar arrangement	$19,125	$(11,717)	$—	$(28,516)	$4,486

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

37

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$31,704	$31,789
Long-Term Capital Gains ‡	5,557	3,773

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$86,661
Accumulated Capital and Other Losses*	(4,320)
Unrealized Depreciation†	(52,222)
Total Accumulated Earnings	$30,119

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$74,587
Accumulated Net Realized Gain (Loss)	(74,587)

38

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Long-Term Capital Loss Carryforward	$4,320
Total	$4,320

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7000%
On next $250 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5750%
Over $10 billion	0.5725%

HFMC contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014. These amounts are deducted from expenses and are reported as expense waivers on the accompanying Statement of Operations, as applicable.

39

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. From March 1, 2014 through October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

From November 1, 2013 through February 28, 2014, the investment manager contractually limited the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expense as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class A	0.99%
Class C	1.73
Class I	0.74
Class R3	1.32
Class R4	1.02
Class R5	0.70
Class Y	0.64

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2014, HFD received front-end load sales charges of $1,018 and contingent deferred sales charges of $77 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for

40

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $4. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class	Percentage of Fund
Class R5	26%	—	%*

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	7%

*	Percentage rounds to zero.

41

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$5,111,405	$461,956	$5,573,361
Sales Proceeds	4,095,132	256,916	4,352,048

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	30,986	630	(37,662)	(6,046)	40,051	785	(18,803)	22,033
Amount	$332,147	$6,717	$(404,598)	$(65,734)	$428,748	$8,406	$(200,562)	$236,592
Class C
Shares	5,908	107	(6,097)	(82)	11,839	185	(4,304)	7,720
Amount	$63,245	$1,135	$(65,152)	$(772)	$126,701	$1,979	$(45,742)	$82,938
Class I
Shares	145,529	1,341	(48,059)	98,811	87,494	1,219	(44,043)	44,670
Amount	$1,563,851	$14,351	$(515,018)	$1,063,184	$936,948	$13,054	$(470,726)	$479,276
Class R3
Shares	45	1	(25)	21	27	2	(100)	(71)
Amount	$488	$7	$(263)	$232	$284	$19	$(1,076)	$(773)
Class R4
Shares	18	—	(43)	(25)	60	1	(94)	(33)
Amount	$202	$2	$(466)	$(262)	$640	$15	$(1,016)	$(361)
Class R5
Shares	17	—	(31)	(14)	30	2	(115)	(83)
Amount	$180	$5	$(334)	$(149)	$322	$21	$(1,241)	$(898)
Class Y
Shares	27,680	672	(12,368)	15,984	19,928	601	(6,835)	13,694
Amount	$297,294	$7,191	$(132,794)	$171,691	$212,249	$6,437	$(73,159)	$145,527
Total
Shares	210,183	2,751	(104,285)	108,649	159,429	2,795	(74,294)	87,930
Amount	$2,257,407	$29,408	$(1,118,625)	$1,168,190	$1,705,892	$29,931	$(793,522)	$942,301

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and

42

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At the August 5-6, 2014 meeting, the Board of Directors approved the creation of Class R6 shares for the Fund. Class R6 shares launched on November 7, 2014. In connection with the launch of the Class R6 shares, an updated prospectus, dated November 7, 2014, and Statement of Additional Information, dated March 1, 2014, as amended November 7, 2014, for the Fund were filed with the U.S. Securities and Exchange Commission.

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

43

The Hartford World Bond Fund

Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17	$0.29	$(0.13)	$(0.03)	$(0.16)	$10.76	2.74%		$422,689	1.02%		0.99%		1.15%
C	10.61	0.04	0.17	0.21	(0.05)	(0.03)	(0.08)	10.74	2.00		179,147	1.76		1.73		0.41
I	10.64	0.15	0.17	0.32	(0.16)	(0.03)	(0.19)	10.77	3.03		1,966,455	0.76		0.74		1.40
R3	10.64	0.09	0.17	0.26	(0.10)	(0.03)	(0.13)	10.77	2.42		759	1.39		1.32		0.82
R4	10.64	0.12	0.18	0.30	(0.13)	(0.03)	(0.16)	10.78	2.80		725	1.07		1.02		1.12
R5	10.63	0.15	0.17	0.32	(0.16)	(0.03)	(0.19)	10.76	3.03		226	0.79		0.70		1.42
Y	10.64	0.16	0.17	0.33	(0.17)	(0.03)	(0.20)	10.77	3.11		517,167	0.67		0.64		1.50

For the Year Ended October 31, 2013
A	$10.77	$0.10	$0.06	$0.16	$(0.18)	$(0.12)	$(0.30)	$10.63	1.47%		$481,684	1.03%		0.93%		0.95%
C	10.76	0.02	0.05	0.07	(0.10)	(0.12)	(0.22)	10.61	0.67		177,802	1.77		1.67		0.21
I	10.78	0.13	0.05	0.18	(0.20)	(0.12)	(0.32)	10.64	1.71		891,048	0.79		0.69		1.19
R3	10.78	0.06	0.05	0.11	(0.13)	(0.12)	(0.25)	10.64	1.03		519	1.40		1.25		0.60
R4	10.78	0.10	0.05	0.15	(0.17)	(0.12)	(0.29)	10.64	1.40		976	1.08		0.95		0.92
R5	10.77	0.13	0.06	0.19	(0.21)	(0.12)	(0.33)	10.63	1.73		372	0.79		0.65		1.18
Y	10.78	0.14	0.05	0.19	(0.21)	(0.12)	(0.33)	10.64	1.81		340,669	0.68		0.58		1.30

For the Year Ended October 31, 2012
A	$10.32	$0.10	$0.59	$0.69	$(0.20)	$(0.04)	$(0.24)	$10.77	6.79%		$250,916	1.11%		0.95%		0.95%
C	10.31	0.02	0.60	0.62	(0.13)	(0.04)	(0.17)	10.76	6.12		97,235	1.83		1.67		0.19
I	10.32	0.12	0.60	0.72	(0.22)	(0.04)	(0.26)	10.78	7.11		421,508	0.86		0.70		1.14
R3	10.32	0.09	0.57	0.66	(0.16)	(0.04)	(0.20)	10.78	6.51		1,297	1.51		1.25		0.85
R4	10.32	0.12	0.57	0.69	(0.19)	(0.04)	(0.23)	10.78	6.82		1,345	1.21		0.95		1.15
R5	10.32	0.15	0.56	0.71	(0.22)	(0.04)	(0.26)	10.77	7.03		1,276	0.91		0.65		1.45
Y	10.32	0.12	0.61	0.73	(0.23)	(0.04)	(0.27)	10.78	7.18		197,637	0.73		0.57		1.12

From May 31, 2011 (commencement of operations), through October 31, 2011
A(D)	$10.00	$0.09	$0.28	$0.37	$(0.05)	$–	$(0.05)	$10.32	3.74	%(E)	$33,346	1.27	%(F)	0.85	%(F)	1.93	%(F)
C(D)	10.00	0.05	0.28	0.33	(0.02)	–	(0.02)	10.31	3.33	(E)	9,175	2.03	(F)	1.61	(F)	1.18	(F)
I(D)	10.00	0.09	0.29	0.38	(0.06)	–	(0.06)	10.32	3.84	(E)	24,552	1.01	(F)	0.59	(F)	2.10	(F)
R3(D)	10.00	0.07	0.29	0.36	(0.04)	–	(0.04)	10.32	3.58	(E)	2,071	1.72	(F)	1.25	(F)	1.64	(F)
R4(D)	10.00	0.09	0.28	0.37	(0.05)	–	(0.05)	10.32	3.70	(E)	2,073	1.42	(F)	0.95	(F)	1.94	(F)
R5(D)	10.00	0.10	0.28	0.38	(0.06)	–	(0.06)	10.32	3.83	(E)	2,076	1.12	(F)	0.65	(F)	2.24	(F)
Y(D)	10.00	0.10	0.28	0.38	(0.06)	–	(0.06)	10.32	3.85	(E)	9,344	1.02	(F)	0.60	(F)	2.29	(F)

See Portfolio Turnover information on the next page.

44

The Hartford World Bond Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on May 31, 2011.
(E)	Not annualized.
(F)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	140%
For the Year Ended October 31, 2013	129
For the Year Ended October 31, 2012	191
From May 31, 2011 (commencement of operations) through October 31, 2011	50	(A)

(A) Not annualized.

45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford World Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford World Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 18, 2014

46

The Hartford World Bond Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

47

The Hartford World Bond Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Director since 1996 (MF) and 2002 (MF2)

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

48

The Hartford World Bond Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

49

The Hartford World Bond Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

50

The Hartford World Bond Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,010.50	$5.16	$1,000.00	$1,020.08	$5.18	1.02%	184	365
Class C	$1,000.00	$1,006.90	$8.91	$1,000.00	$1,016.33	$8.95	1.76	184	365
Class I	$1,000.00	$1,012.00	$3.88	$1,000.00	$1,021.35	$3.90	0.76	184	365
Class R3	$1,000.00	$1,009.00	$6.84	$1,000.00	$1,018.39	$6.87	1.35	184	365
Class R4	$1,000.00	$1,011.20	$5.33	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class R5	$1,000.00	$1,012.00	$3.81	$1,000.00	$1,021.42	$3.83	0.75	184	365
Class Y	$1,000.00	$1,012.30	$3.39	$1,000.00	$1,021.83	$3.41	0.67	184	365

51

The Hartford World Bond Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford World Bond Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the

52

The Hartford World Bond Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

53

The Hartford World Bond Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of

54

The Hartford World Bond Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

55

The Hartford World Bond Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

56

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-WB14 12/14 114015-3 Printed in U.S.A.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$715,215 for the fiscal year ended October 31, 2013; $712,021 for the fiscal year ended October 31, 2014.

(b)	Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$22,160 for the fiscal year ended October 31, 2013; $25,614 for the fiscal year ended October 31, 2014. Audit-related services principally in connection with Rule 17Ad-13 under the Securities and Exchange Act of 1934.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$234,461 for the fiscal year ended October 31, 2013; $203,826 for the fiscal year ended October 31, 2014. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2013; $0 for the fiscal year ended October 31, 2014.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the Independent Auditor for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the Independent Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services. Any action by the Designated Member in approving a requested non-audit service shall be reported to the Audit Committee not later than at its next scheduled meeting.

The Independent Auditor may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the year ended October 31, 2014, were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $3,731,461 for the fiscal year ended October 31, 2013; $1,646,194 for the fiscal year ended October 31, 2014.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: December 16, 2014	By: /s/ James E. Davey__________
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 16, 2014	By: /s/ James E. Davey___________
James E. Davey, President and
Chief Executive Officer

Date: December 16, 2014	By: /s/ Mark A. Annoni___________
Mark A. Annoni, Vice President,
Treasurer and Controller